Exhibit 99.C.1

ISSN 0115-0421 SPECIAL EDITION VOLUME I-A Official Gazette Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL.120 Manila, Philippines, December 30, 2024 NO. 53 REPUBLIC OF THE PHILIPPINES REPUBLIC ACT NO. 12116 GENERAL APPROPRIATIONS ACT January 1 - December 31, 2025 FISCAL YEAR 2025 AGENDA FOR PROSPERITY Fulfilling the Needs and Aspirations of the Filipino People

R.A. No. 12116

GENERAL APPROPRIATIONS ACT

January 1 - December 31, 2025

VOLUME I-A

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2025

January 1 - December 31, 2025

VOLUME I - A

C O N T E N T S

VII.	DEPARTMENT OF EDUCATION	203

A.	Office of the Secretary	203
B.	Early Childhood Care and Development Council	388
C.	National Academy of Sports	390
D.	National Book Development Board	393
E.	National Council for Children’s Television	395
F.	National Museum of the Philippines	398
G.	Philippine High School for the Arts	402

VIII.	STATE UNIVERSITIES AND COLLEGES	406

A.	University of the Philippines System (The National University)	406

A.1	University of the Philippines System (The National University)	406
A.2	Philippine Energy Research and Policy Institute	411

B.	National Capital Region	414

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	414
B.2	Marikina Polytechnic College	417
B.3	Philippine Normal University	420
B.4	Philippine State College of Aeronautics	423
B.5	Polytechnic University of the Philippines	426
B.6	Rizal Technological University	430
B.7	Technological University of the Philippines	433

C.	Region I - ILOCOS	439

C.1	Don Mariano Marcos Memorial State University	439
C.2	Ilocos Sur Polytechnic State College	442
C.3	Mariano Marcos State University	446
C.4	Pangasinan State University	449
C.5	University of Northern Philippines	453

D.	CORDILLERA ADMINISTRATIVE REGION	457

D.1	Abra State Institute of Sciences and Technology	457
D.2	Apayao State College	460
D.3	Benguet State University	463
D.4	Ifugao State University	467
D.5	Kalinga State University	470
D.6	Mountain Province State University	474

E.	Region II - CAGAYAN VALLEY	478

E.1	Batanes State College	478
E.2	Cagayan State University	481
E.3	Isabela State University	484
E.4	Nueva Vizcaya State University	487
E.5	Quirino State University	491

F.	Region III - CENTRAL LUZON	495

F.1	Aurora State College of Technology	495
F.2	Bataan Peninsula State University	498
F.3	Bulacan Agricultural State College	501
F.4	Bulacan State University	505
F.5	Central Luzon State University	508
F.6	Don Honorio Ventura State University	512
F.7	Nueva Ecija University of Science and Technology	515
F.8	Pampanga State Agricultural University	519
F.9	Philippine Merchant Marine Academy	522
F.10	President Ramon Magsaysay State University	525
F.11	Tarlac Agricultural University	529
F.12	Tarlac State University	532

G.	Region IV - SOUTHERN TAGALOG AND PALAWAN	536

G.	Region IV-A (CALABARZON)	536

G.1	Batangas State University	536
G.2	Cavite State University	539
G.3	Laguna State Polytechnic University	542
G.4	Southern Luzon State University	546
G.5	University of Rizal System	549

H.	Region IV-B (MIMAROPA)	552

H.1	Marinduque State College	552
H.2	Mindoro State University	556
H.3	Occidental Mindoro State College	559
H.4	Palawan State University	562
H.5	Romblon State University	565
H.6	Western Philippines University	569

I.	Region V - BICOL	573

I.1	Bicol State College of Applied Sciences and Technology	573
I.2	Bicol University	576
I.3	Camarines Norte State College	579
I.4	Camarines Sur Polytechnic Colleges	582
I.5	Catanduanes State University	586
I.6	Central Bicol State University of Agriculture	589
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	592
I.8	Partido State University	596
I.9	Sorsogon State University	599

J.	Region VI - WESTERN VISAYAS	603

J.1	Aklan State University	603
J.2	Capiz State University	606
J.3	Carlos Hilado Memorial State University	609
J.4	Central Philippines State University	613
J.5	Guimaras State University	616
J.6	Iloilo Science and Technology University	619
J.7	Iloilo State University of Fisheries Science and Technology	623
J.8	Northern Iloilo State University	626
J.9	State University of Northern Negros	629
J.10	University of Antique	633
J.11	West Visayas State University	636

K.	Region VII - CENTRAL VISAYAS	641

K.1	Bohol Island State University	641
K.2	Cebu Normal University	644
K.3	Cebu Technological University	648
K.4	Negros Oriental State University	651
K.5	Siquijor State College	654

L.	Region VIII - EASTERN VISAYAS	658

L.1	Biliran Province State University	658
L.2	Eastern Samar State University	661
L.3	Eastern Visayas State University	664
L.4	Leyte Normal University	667
L.5	Northwest Samar State University	671
L.6	Palompon Polytechnic State University	674
L.7	Samar State University	677
L.8	Southern Leyte State University	681
L.9	University of Eastern Philippines	684
L.10	Visayas State University	688

M.	Region IX - ZAMBOANGA PENINSULA	692

M.1	Basilan State College	692
M.2	J.H. Cerilles State College	695
M.3	Jose Rizal Memorial State University	698
M.4	Western Mindanao State University	701
M.5	Zamboanga Peninsula Polytechnic State University	704
M.6	Zamboanga State College of Marine Sciences and Technology	707

N.	Region X - NORTHERN MINDANAO	711

N.1	Bukidnon State University	711
N.2	Camiguin Polytechnic State College	714
N.3	Central Mindanao University	717
N.4	MSU - Iligan Institute of Technology	720

N.5	Northern Bukidnon State College	724
N.6	Northwestern Mindanao State College of Science and Technology	727
N.7	University of Science and Technology of Southern Philippines - Cagayan De Oro Campus	730
N.8	University of Science and Technology of Southern Philippines - Claveria Campus	733

O.	Region XI - DAVAO	737

O.1	Davao De Oro State College	737
O.2	Davao Del Norte State College	740
O.3	Davao Del Sur State College	743
O.4	Davao Oriental State University	746
O.5	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	750
O.6	University of Southeastern Philippines	753

P.	Region XII - SOCCSKSARGEN	758

P.1	Cotabato Foundation College of Science and Technology	758
P.2	South Cotabato State College	761
P.3	Sultan Kudarat State University	764
P.4	University of Southern Mindanao	767

Q.	REGION XIII - CARAGA	772

Q.1	Agusan del Sur State College of Agriculture and Technology	772
Q.2	Caraga State University	775
Q.3	North Eastern Mindanao State University	779
Q.4	Surigao Del Norte State University	783

R.	BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)	787

R.1	Adiong Memorial State College	787
R.2	Cotabato State University	790
R.3	Mindanao State University	793
R.4	MSU-Tawi-Tawi College of Technology and Oceanography	801
R.5	Sulu State College	804
R.6	Tawi-Tawi Regional Agricultural College	807

	GENERAL SUMMARY - STATE UNIVERSITIES AND COLLEGES	812

IX.	DEPARTMENT OF ENERGY	818

A.	Office of the Secretary	818

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	824

A.	Office of the Secretary	824
B.	Environmental Management Bureau	886
C.	Mines and Geosciences Bureau	902
D.	National Mapping and Resource Information Authority	912
E.	National Water Resources Board	916
F.	Palawan Council for Sustainable Development Staff	919

XI.	DEPARTMENT OF FINANCE	923

A.	Office of the Secretary	923
B.	Bureau of Customs	926
C.	Bureau of Internal Revenue	935
D.	Bureau of Local Government Finance	943
E.	Bureau of the Treasury	950
F.	Central Board of Assessment Appeals	954
G.	Insurance Commission	956
H.	National Tax Research Center	958
I.	Privatization and Management Office	961

XII.	DEPARTMENT OF FOREIGN AFFAIRS	965

A.	Office of the Secretary	965
B.	Foreign Service Institute	976
C.	Technical Cooperation Council of the Philippines	978
D.	UNESCO National Commission of the Philippines	980
E.	Presidential Commission on Visiting Forces	983

XIII.	DEPARTMENT OF HEALTH	986

A.	Office of the Secretary	986
B.	National Nutrition Council	1020
C.	Philippine National AIDS Council	1023

XIV.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	1028

A.	Office of the Secretary	1028
B.	Human Settlements Adjudication Commission	1039

XV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	1047

A.	Office of the Secretary	1047
B.	Cybercrime Investigation and Coordination Center	1052
C.	National Privacy Commission	1055
D.	National Telecommunications Commission	1057

XVI.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	1063

A.	Office of the Secretary	1063
B.	Bureau of Fire Protection	1071
C.	Bureau of Jail Management and Penology	1076
D.	Local Government Academy	1081
E.	National Commission on Muslim Filipinos	1084
F.	National Police Commission	1089
G.	National Youth Commission	1102
H.	Philippine Commission on Women	1105
I.	Philippine National Police	1108
J.	Philippine Public Safety College	1132

XVII.	DEPARTMENT OF JUSTICE	1137

A.	Office of the Secretary	1137
B.	Bureau of Corrections	1142
C.	Bureau of Immigration	1147
D.	Land Registration Authority	1151
E.	National Bureau of Investigation	1154
F.	Office for Alternative Dispute Resolution	1157
G.	Office of the Government Corporate Counsel	1159
H.	Office of the Solicitor General	1162
I.	Parole and Probation Administration	1165
J.	Presidential Commission on Good Government	1169
K.	Public Attorney’s Office	1172

XVIII.	DEPARTMENT OF LABOR AND EMPLOYMENT	1176

A.	Office of the Secretary	1176
B.	Institute for Labor Studies	1189
C.	National Conciliation and Mediation Board	1192
D.	National Labor Relations Commission	1195
E.	National Wages and Productivity Commission	1198
F.	Professional Regulation Commission	1201
G.	Technical Education and Skills Development Authority	1211

XIX.	DEPARTMENT OF MIGRANT WORKERS	1223

A.	Office of the Secretary	1223
B.	Overseas Workers Welfare Administration	1227

XX.	DEPARTMENT OF NATIONAL DEFENSE	1232

A.	Office of the Secretary - Proper	1232
B.	Government Arsenal	1235
C.	National Defense College of the Philippines	1238
D.	Office of Civil Defense	1240
E.	Philippine Veterans Affairs Office - Proper	1243
F.	Veterans Memorial Medical Center	1247

G.	Armed Forces of the Philippines	1250

G.1	Philippine Army (Land Forces)	1250
G.2	Philippine Air Force (Air Forces)	1254
G.3	Philippine Navy (Naval Forces)	1258
G.4	General Headquarters, AFP and AFP - Wide Service Support Units (AFPWSSUS)	1263

H.B. No. 10800

Republic of the Philippines

Congress of the Philippines

Metro Manila

Nineteenth Congress

Third Regular Session

Begun and held in Metro Manila, on Monday, the Twenty Second of July, Two Thousand and Twenty Four.

[Republic Act No. 12116]

AN ACT

APPROPRIATING FUNDS FOR THE OPERATION OF THE AN GOVERNMENT ACT OF THE REPUBLIC OF THE PHILIPPINES FROM JANUARY ONE TO DECEMBER THIRTY ONE, TWO THOUSAND AND TWENTY FIVE

Be it enacted by the Senate and the House of Representatives of the Philippines in Congress assembled:

Section 1. Appropriation of Funds. The following sums, or so much thereof as may be necessary, are hereby appropriated out of any funds in the National Treasury of the Philippines not otherwise appropriated, for the operation of the Government of the Republic of the Philippines from January One to December Thirty One, Two Thousand and Twenty Five, except where otherwise specifically provided herein:

1

2	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

I. CONGRESS OF THE PHILIPPINES

A. SENATE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	13,930,174,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,858,499,000	₱	3,575,260,000	₱	484,476,000	₱	6,918,235,000
Operations		1,176,639,000		1,582,265,000		9,600,000		2,768,504,000

SENATE LEGISLATIVE PROGRAM		1,176,639,000		1,582,265,000		9,600,000		2,768,504,000

Total, Regular Program(s)		4,035,138,000		5,157,525,000		494,076,000		9,686,739,000

B. PROJECTS
Locally-Funded Project(s)				33,435,000		4,210,000,000		4,243,435,000

Total, Project(s)				33,435,000		4,210,000,000		4,243,435,000

TOTAL NEW APPROPRIATIONS	₱	4,035,138,000	₱	5,190,960,000	₱	4,704,076,000	₱	13,930,174,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,466,653,000	₱	3,575,260,000	₱	484,476,000	₱	6,526,389,000
Administration of Personnel Benefits		391,846,000						391,846,000

Sub-total, General Administration and Support		2,858,499,000		3,575,260,000		484,476,000		6,918,235,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

Operations
SENATE LEGISLATIVE PROGRAM		1,176,639,000		1,582,265,000		9,600,000		2,768,504,000

Legislation of Laws and Other Related Activities		1,176,639,000		1,582,265,000		9,600,000		2,768,504,000

Sub-total, Operations		1,176,639,000		1,582,265,000		9,600,000		2,768,504,000

Total, Regular Program(s)		4,035,138,000		5,157,525,000		494,076,000		9,686,739,000

PROJECTS
Locally-Funded Project(s)
Senate Relocation				33,435,000		4,210,000,000		4,243,435,000

Sub-total, Locally-Funded Project(s)				33,435,000		4,210,000,000		4,243,435,000

Total, Project(s)				33,435,000		4,210,000,000		4,243,435,000

TOTAL NEW APPROPRIATIONS	₱	4,035,138,000	₱	5,190,960,000	₱	4,704,076,000	₱	13,930,174,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,502,658

Total Permanent Positions	1,502,658

Other Compensation Common to All
Personnel Economic Relief Allowance	46,296
Representation Allowance	34,788
Transportation Allowance	34,788
Clothing and Uniform Allowance	13,503
Honoraria	1,200
Mid-Year Bonus - Civilian	125,221
Year End Bonus	125,221
Cash Gift	9,645
Productivity Enhancement Incentive	9,645
Step Increment	3,757

Total Other Compensation Common to All	404,064

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	303,817
Lump-sum for Personnel Services	1,636,479

Total Other Compensation for Specific Groups	1,940,296

4	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
PAG-IBIG Contributions	4,630
PhilHealth Contributions	32,764
Employees Compensation Insurance Premiums	2,314
Terminal Leave	88,029

Total Other Benefits	127,737

Non-Permanent Positions	60,383

Total Personnel Services	4,035,138

Maintenance and Other Operating Expenses
Travelling Expenses	671,343
Training and Scholarship Expenses	23,450
Supplies and Materials Expenses	197,399
Utility Expenses	174,909
Communication Expenses	52,707
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	603,448
Professional Services	217,424
General Services	179,320
Repairs and Maintenance	52,183
Taxes, Insurance Premiums and Other Fees	167,616
Other Maintenance and Operating Expenses
Advertising Expenses	9,109
Printing and Publication Expenses	10,893
Representation Expenses	157,517
Transportation and Delivery Expenses	890
Rent/Lease Expenses	537,374
Membership Dues and Contributions to Organizations	1,961
Subscription Expenses	33,096
Other Maintenance and Operating Expenses	2,100,321

Total Maintenance and Other Operating Expenses	5,190,960

Total Current Operating Expenditures	9,226,098

Capital Outlays
Property, Plant and Equipment Outlay Land Outlay	209,760
Buildings and Other Structures	2,609,900
Machinery and Equipment Outlay	1,449,896
Transportation Equipment Outlay	13,530
Furniture, Fixtures and Books Outlay	236,830
Other Property Plant and Equipment Outlay	133,260
Intangible Assets Outlay	50,900

Total Capital Outlays	4,704,076

TOTAL NEW APPROPRIATIONS	13,930,174

DECEMBER 30, 2024	OFFICIAL GAZETTE	5
CONGRESS OF THE PHILIPPINES

B. SENATE ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder							₱	311,977,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	163,134,000	₱	20,209,000	₱	3,082,000	₱	186,425,000
Operations		80,526,000		45,026,000				125,552,000

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		80,526,000		45,026,000				125,552,000

TOTAL NEW APPROPRIATIONS	₱	243,660,000	₱	65,235,000	₱	3,082,000	₱	311,977,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	114,384,000	₱	20,209,000	₱	3,082,000	₱	137,675,000
Administration of Personnel Benefits		48,750,000						48,750,000

Sub-total, General Administration and Support		163,134,000		20,209,000		3,082,000		186,425,000

Operations
SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		80,526,000		45,026,000				125,552,000

Adjudication of Electoral Contests Involving Members of the Senate Including Administrative Support		80,526,000		45,026,000				125,552,000

Sub-total, Operations		80,526,000		45,026,000				125,552,000

TOTAL NEW APPROPRIATIONS	₱	243,660,000	₱	65,235,000	₱	3,082,000	₱	311,977,000

6	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	83,615

Total Permanent Positions	83,615

Other Compensation Common to All
Personnel Economic Relief Allowance	2,592
Representation Allowance	1,326
Transportation Allowance	1,326
Clothing and Uniform Allowance	756
Honoraria	200
Mid-Year Bonus - Civilian	6,968
Year End Bonus	6,968
Cash Gift	540
Per Diems	3,300
Productivity Enhancement Incentive	540
Step Increment	209

Total Other Compensation Common to All	24,725

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	1,248
Lump-sum for Filling of Positions - Civilian	48,138
Lump-sum for Personnel Services	72,833
Other Personnel Benefits	10,206

Total Other Compensation for Specific Groups	132,425

Other Benefits
PAG-IBIG Contributions	259
PhilHealth Contributions	1,894
Employees Compensation Insurance Premiums	130
Terminal Leave	612

Total Other Benefits	2,895

Total Personnel Services	243,660

Maintenance and Other Operating Expenses
Travelling Expenses	900
Training and Scholarship Expenses	2,000
Supplies and Materials Expenses	5,412
Utility Expenses	1,500

DECEMBER 30, 2024	OFFICIAL GAZETTE	7
CONGRESS OF THE PHILIPPINES

Communication Expenses	2,270
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,996
Professional Services	5,377
General Services	5,214
Repairs and Maintenance	2,410
Taxes, Insurance Premiums and Other Fees	402
Other Maintenance and Operating Expenses
Printing and Publication Expenses	10
Representation Expenses	6,000
Transportation and Delivery Expenses	100
Rent/Lease Expenses	19,777
Subscription Expenses	972
Other Maintenance and Operating Expenses	6,895

Total Maintenance and Other Operating Expenses	65,235

Total Current Operating Expenditures	308,895

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	3,082

Total Capital Outlays	3,082

TOTAL NEW APPROPRIATIONS	311,977

C. COMMISSION ON APPOINTMENTS

For general administration and support, and operations, as indicated hereunder							₱	1,684,910,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	412,865,000	₱	620,338,000	₱	20,667,000	₱	1,053,870,000
Operations		206,243,000		424,797,000				631,040,000

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		206,243,000		424,797,000				631,040,000

TOTAL NEW APPROPRIATIONS	₱	619,108,000	₱	1,045,135,000	₱	20,667,000	₱	1,684,910,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

8	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	348,938,000	₱	620,338,000	₱	20,667,000	₱	989,943,000
Administration of Personnel Benefits		63,927,000						63,927,000

Sub-total, General Administration and Support		412,865,000		620,338,000		20,667,000		1,053,870,000

Operations
PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		206,243,000		424,797,000				631,040,000

Review and Confirmation of Appointments Submitted to the Commission		206,243,000		424,797,000				631,040,000

Sub-total, Operations		206,243,000		424,797,000				631,040,000

TOTAL NEW APPROPRIATIONS	₱	619,108,000	₱	1,045,135,000	₱	20,667,000	₱	1,684,910,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	206,001

Total Permanent Positions	206,001

Other Compensation Common to All
Personnel Economic Relief Allowance	6,960
Representation Allowance	8,328
Transportation Allowance	6,630
Clothing and Uniform Allowance	2,030
Honoraria	565
Overtime Pay	2,500
Mid-Year Bonus - Civilian	20,901
Year End Bonus	20,901

DECEMBER 30, 2024	OFFICIAL GAZETTE	9
CONGRESS OF THE PHILIPPINES

Cash Gift	1,450
Productivity Enhancement Incentive	1,450
Step Increment	701

Total Other Compensation Common to All	72,416

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	40
Lump-sum for Filling of Positions - Civilian	57,807
Lump-sum for Personnel Services	68,703
Other Personnel Benefits	150,496

Total Other Compensation for Specific Groups	277,046

Other Benefits
PAG-IBIG Contributions	696
PhilHealth Contributions	5,497
Employees Compensation Insurance Premiums	348
Loyalty Award - Civilian	110
Terminal Leave	19,085

Total Other Benefits	25,736

Non-Permanent Positions	37,909

Total Personnel Services	619,108

Maintenance and Other Operating Expenses
Travelling Expenses	12,950
Training and Scholarship Expenses	3,500
Supplies and Materials Expenses	31,945
Utility Expenses	5,301
Communication Expenses	9,280
Survey, Research, Exploration and Development Expenses	1
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,660
Professional Services	40,200
General Services	2,500
Repairs and Maintenance	4,200
Taxes, Insurance Premiums and Other Fees	1,300
Other Maintenance and Operating Expenses
Advertising Expenses	1,200
Printing and Publication Expenses	2,000
Representation Expenses	58,468
Rent/Lease Expenses	131,213
Membership Dues and Contributions to Organizations	1
Subscription Expenses	2,500
Other Maintenance and Operating Expenses	731,916

Total Maintenance and Other Operating Expenses	1,045,135

Total Current Operating Expenditures	1,664,243

10	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	7,307
Transportation Equipment Outlay	2,000
Furniture, Fixtures and Books Outlay	10,252
Other Property Plant and Equipment Outlay	1,108

Total Capital Outlays	20,667

TOTAL NEW APPROPRIATIONS	1,684,910

D. HOUSE OF REPRESENTATIVES

For general administration and support, and operations, as indicated hereunder	₱	33,670,000,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,345,336,000	₱	9,315,870,000	₱		₱	11,661,206,000
Operations		4,927,687,000		13,081,107,000		4,000,000,000		22,008,794,000

HOR LEGISLATIVE PROGRAM		4,927,687,000		13,081,107,000		4,000,000,000		22,008,794,000

TOTAL NEW APPROPRIATIONS	₱	7,273,023,000	₱	22,396,977,000	₱	4,000,000,000	₱	33,670,000,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,771,138,000	₱	9,315,870,000	₱	₱	11,087,008,000
Administration of Personnel Benefits		574,198,000					574,198,000

Sub-total, General Administration and Support		2,345,336,000		9,315,870,000			11,661,206,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	11
CONGRESS OF THE PHILIPPINES

Operations
HOR LEGISLATIVE PROGRAM		4,927,687,000		13,081,107,000		4,000,000,000		22,008,794,000

Legislation of Laws and Other Related Activities		4,927,687,000		13,081,107,000		4,000,000,000		22,008,794,000

Sub-total, Operations		4,927,687,000		13,081,107,000		4,000,000,000		22,008,794,000

TOTAL NEW APPROPRIATIONS	₱	7,273,023,000	₱	22,396,977,000	₱	4,000,000,000	₱	33,670,000,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,590,294

Total Permanent Positions	3,590,294

Other Compensation Common to All
Personnel Economic Relief Allowance	92,496
Representation Allowance	62,778
Transportation Allowance	62,778
Clothing and Uniform Allowance	26,978
Mid-Year Bonus - Civilian	290,903
Year End Bonus	290,903
Cash Gift	19,270
Productivity Enhancement Incentive	19,270
Step Increment	8,464

Total Other Compensation Common to All	873,840

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	574,198
Lump-sum for Personnel Services	632,365
Other Personnel Benefits	76,010

Total Other Compensation for Specific Groups	1,282,573

Other Benefits
PAG-IBIG Contributions	9,319
PhilHealth Contributions	64,480
Employees Compensation Insurance Premiums	4,660
Terminal Leave	1,124,135

Total Other Benefits	1,202,594

Non-Permanent Positions	323,722

Total Personnel Services	7,273,023

12	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	2,583,079
Training and Scholarship Expenses	94,529
Supplies and Materials Expenses	1,339,869
Utility Expenses	1,354,015
Communication Expenses	1,890,865
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,702,558
Professional Services	5,904,835
General Services	425,000
Repairs and Maintenance	975,000
Taxes, Insurance Premiums and Other Fees	163,400
Other Maintenance and Operating Expenses
Advertising Expenses	639,990
Printing and Publication Expenses	221,000
Representation Expenses	515,600
Transportation and Delivery Expenses	500
Rent/Lease Expenses	30,000
Membership Dues and Contributions to Organizations	130,000
Subscription Expenses	98,000
Donations	10,000
Other Maintenance and Operating Expenses	4,318,737

Total Maintenance and Other Operating Expenses	22,396,977

Total Current Operating Expenditures	29,670,000

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,800,000
Machinery and Equipment Outlay	1,000,000
Transportation Equipment Outlay	700,000
Furniture, Fixtures and Books Outlay	500,000

Total Capital Outlays	4,000,000

TOTAL NEW APPROPRIATIONS	33,670,000

E. HOUSE OF REPRESENTATIVES ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	490,621,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	13
CONGRESS OF THE PHILIPPINES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	85,313,000	₱	15,943,000	₱	260,561,000	₱	361,817,000

Operations		80,356,000		48,448,000				128,804,000

HOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		80,356,000		48,448,000				128,804,000

TOTAL NEW APPROPRIATIONS	₱	165,669,000	₱	64,391,000	₱	260,561,000	₱	490,621,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,360,000	₱	15,943,000	₱	260,561,000	₱	301,864,000
Administration of Personnel Benefits		59,953,000						59,953,000

Sub-total, General Administration and Support		85,313,000		15,943,000		260,561,000		361,817,000

Operations
HOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		80,356,000		48,448,000				128,804,000

Adjudication of Electoral Contests Involving Members of the House of Representatives		80,356,000		48,448,000				128,804,000

Sub-total, Operations		80,356,000		48,448,000				128,804,000

TOTAL NEW APPROPRIATIONS	₱	165,669,000	₱	64,391,000	₱	260,561,000	₱	490,621,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	78,090

Total Permanent Positions	78,090

14	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	2,784
Representation Allowance	2,958
Transportation Allowance	2,958
Clothing and Uniform Allowance	812
Honoraria	1,323
Mid-Year Bonus - Civilian	6,507
Year End Bonus	6,507
Cash Gift	580
Productivity Enhancement Incentive	580
Step Increment	195

Total Other Compensation Common to All	25,204

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	231
Lump-sum for Filling of Positions - Civilian	59,525

Total Other Compensation for Specific Groups	59,756

Other Benefits
PAG-IBIG Contributions	278
PhilHealth Contributions	1,773
Employees Compensation Insurance Premiums	140
Terminal Leave	428

Total Other Benefits	2,619

Total Personnel Services	165,669

Maintenance and Other Operating Expenses
Travelling Expenses	3,767
Training and Scholarship Expenses	4,394
Supplies and Materials Expenses	22,775
Utility Expenses	1,295
Communication Expenses	2,967
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,673
Professional Services	7,529
General Services	5,074
Repairs and Maintenance	385
Taxes, Insurance Premiums and Other Fees	567
Other Maintenance and Operating Expenses
Advertising Expenses	330
Printing and Publication Expenses	820
Representation Expenses	5,618
Transportation and Delivery Expenses	2,700
Rent/Lease Expenses	900
Subscription Expenses	597

Total Maintenance and Other Operating Expenses	64,391

Total Current Operating Expenditures	230,060

DECEMBER 30, 2024	OFFICIAL GAZETTE	15
CONGRESS OF THE PHILIPPINES

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	6,000
Leased Assets Improvements	254,561

Total Capital Outlays	260,561

TOTAL NEW APPROPRIATIONS	490,621

Special Provisions Applicable to the Congress of the Philippines

1. Augmentation of Any Item in the Appropriations of the Congress of the Philippines. Pursuant to Section 25(5) of Article VI of the Constitution, the Senate President, with respect to the Senate and the Speaker, with respect to the House of Representatives, are hereby authorized to augment any item in the general appropriations law for their respective offices from any savings in other items of their respective appropriations.

2. Organizational Structure of the Senate, the House of Representatives, the Senate and House of Representatives Electoral Tribunals and the Commission on Appointments. Notwithstanding any provision of law to the contrary and within the limits of the appropriations authorized in this Act, the Senate President, with respect to the Senate and the Commission on Appointments, the Speaker, with respect to the House of Representatives, and the Chairpersons of the Senate and House of Representatives Electoral Tribunals are authorized to:

(a) formulate and implement the organizational structures of their respective offices;

(b) fix and determine the salaries, allowances and other benefits of their Members, employees and consultants, subject to Section 10, Article VI of the Constitution, and whenever public interest so requires, make adjustments and reorganization of positions in the regular personnel with the corresponding transfer of items of appropriations; and

(c) create new positions in their respective offices:

Provided, That officers and employees whose positions are affected by such adjustments or reorganization shall be granted retirement gratuities and separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of their respective offices: Provided, further, That the foregoing changes, reorganization and modifications shall be submitted to the DBM for proper documentation.

(GENERAL OBSERVATION- President’s Veto Message, December 30, 2024, Volume I-B, pages 758-759, R.A. No. 12116)

3. Release of Appropriations. All appropriations authorized for the Senate, the House of Representatives, the Commission on Appointments, the Senate and House of Representatives Electoral Tribunals shall be automatically and regularly released.

4. Modification of Allocation for Operational Expenses. Subject to the approval of the Senate President or the Speaker of the House of Representatives, as the case may be, a Member of Congress may modify his allocation for operational expenses to any other expense category: Provided, That the total of said allocation is not exceeded.

5. Revolving Fund for the Reproduction of Legislative Records and Sale of Publications and Products. The revolving fund constituted from the income derived from business-type activities of the Senate and the House of Representatives including sale of publications and other institutional products shall be used to cover the expenses incurred for the said activities in accordance with accounting and auditing rules and regulations.

6. Availability of Appropriations and Cash Allocations. Unexpended quarterly and year-end balances of approved appropriations and cash allocations for the Senate, the House of Representatives, the Senate and the House of Representatives Electoral Tribunals and the Commission on Appointments shall remain valid appropriations and shall continue to be available for expenditure until fully spent and shall remain under their control and accountability, subject to accounting and auditing rules and regulations.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2024, Volume I-B, page 758, R.A. No. 12116)

7. Constitutional Guarantee. In the implementation of the foregoing provisions, the constitutional guarantee of the independence of Congress as a co-equal branch of government must be maintained.

16	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

CONGRESS OF THE PHILIPPINES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. SENATE	₱	4,035,138,000	₱	5,190,960,000	₱	4,704,076,000	₱	13,930,174,000
B. SENATE ELECTORAL TRIBUNAL		243,660,000		65,235,000		3,082,000		311,977,000
C. COMMISSION ON APPOINTMENTS		619,108,000		1,045,135,000		20,667,000		1,684,910,000
D. HOUSE OF REPRESENTATIVES		7,273,023,000		22,396,977,000		4,000,000,000		33,670,000,000
E. HOUSE OF REPRESENTATIVES ELECTORAL TRIBUNAL		165,669,000		64,391,000		260,561,000		490,621,000

TOTAL NEW APPROPRIATIONS, CONGRESS OF THE PHILIPPINES	₱	12,336,598,000	₱	28,762,698,000	₱	8,988,386,000	₱	50,087,682,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	17
OFFICE OF THE PRESIDENT

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	15,846,475,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	880,577,000	₱	935,762,000	₱	1,216,577,000	₱	3,032,916,000
Operations		393,902,000		7,019,657,000				7,413,559,000

PRESIDENTIAL OVERSIGHT PROGRAM		161,230,000		5,190,847,000				5,352,077,000
PRESIDENTIAL ADVISORY PROGRAM		20,441,000		102,205,000				122,646,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		41,961,000		39,024,000				80,985,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		170,270,000		1,687,581,000				1,857,851,000

Total, Regular Program(s)		1,274,479,000		7,955,419,000		1,216,577,000		10,446,475,000

B. PROJECTS
Locally-Funded Project(s)				5,048,892,000		351,108,000		5,400,000,000

Total, Project(s)				5,048,892,000		351,108,000		5,400,000,000

TOTAL NEW APPROPRIATIONS	₱	1,274,479,000	₱	13,004,311,000	₱	1,567,685,000	₱	15,846,475,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office of the President (OP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) OP’s website.

The OP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

18	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	863,173,000	₱	935,762,000	₱	1,216,577,000	₱	3,015,512,000
Administration of Personnel Benefits		17,404,000						17,404,000

Sub-total, General Administration and Support		880,577,000		935,762,000		1,216,577,000		3,032,916,000

Operations
PRESIDENTIAL OVERSIGHT PROGRAM		161,230,000		5,190,847,000				5,352,077,000

Issuance of Presidential Directives, Special Powers and Authorities and Clearances		85,928,000		78,415,000				164,343,000
Policy Development and formulation on Strategic Presidential Interventions				113,739,000				113,739,000
Oversight Management on National Security Concerns		30,481,000		4,887,597,000				4,918,078,000
Public Assistance and Information Services		25,307,000		91,796,000				117,103,000
Oversight of General Government Internal Control Systems		19,514,000		1,686,000				21,200,000
Oversight and General Government Performance Monitoring				17,614,000				17,614,000
PRESIDENTIAL ADVISORY PROGRAM		20,441,000		102,205,000				122,646,000

Presidential Advisory Assistance Services		20,441,000		102,205,000				122,646,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		41,961,000		39,024,000				80,985,000

Provide Legal Advice, Renew Contracts and Resolve Cases on Appeal		41,961,000		9,298,000				51,259,000
Prepare Presidential Issuances, Conduct Investigation and Render Decision on Complaint Against Presidential Appointees				28,628,000				28,628,000
Review Bills Passed by Congress				1,098,000				1,098,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		170,270,000		1,687,581,000				1,857,851,000

Local/Foreign Missions and State Visits		31,812,000		1,258,540,000				1,290,352,000
Presidential Security and Close-in Functions		46,963,000		88,392,000				135,355,000
Management of Special Events and Internal House Affair		91,495,000		338,757,000				430,252,000
Process and Manage Documents for the President				1,892,000				1,892,000

Sub-total, Operations		393,902,000		7,019,657,000				7,413,559,000

Total, Regular Program(s)		1,274,479,000		7,955,419,000		1,216,577,000		10,446,475,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	19
OFFICE OF THE PRESIDENT

PROJECTS
Locally-Funded Project(s)
Philippine Hosting of the Association of Southeast Asian Nations (ASEAN) Summits and Related Meetings in 2026				5,048,892,000		351,108,000		5,400,000,000

Sub-total, Locally-Funded Project(s)				5,048,892,000		351,108,000		5,400,000,000

Total, Project(s)				5,048,892,000		351,108,000		5,400,000,000

TOTAL NEW APPROPRIATIONS	₱	1,274,479,000	₱	13,004,311,000	₱	1,567,685,000	₱	15,846,475,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	493,717

Total Permanent Positions	493,717

Other Compensation Common to All
Personnel Economic Relief Allowance	21,936
Representation Allowance	10,086
Transportation Allowance	10,086
Clothing and Uniform Allowance	6,398
Mid-Year Bonus - Civilian	41,143
Year End Bonus	41,143
Cash Gift	4,570
Productivity Enhancement Incentive	4,570
Step Increment	1,233

Total Other Compensation Common to All	141,165

Other Benefits
PAG-IBIG Contributions	2,193
PhilHealth Contributions	11,130
Employees Compensation Insurance Premiums	1,097
Terminal Leave	17,404

Total Other Benefits	31,824

Non-Permanent Positions	607,773

Total Personnel Services	1,274,479

20	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	1,774,695
Training and Scholarship Expenses	149,789
Supplies and Materials Expenses	533,186
Utility Expenses	174,668
Communication Expenses	131,247
Awards/Rewards and Prizes	2,300
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	2,250,000
Extraordinary and Miscellaneous Expenses	24,867
Intelligence Expenses	2,310,000
Professional Services	1,087,515
General Services	405,978
Repairs and Maintenance	186,364
Taxes, Insurance Premiums and Other Fees	49,256
Other Maintenance and Operating Expenses
Advertising Expenses	10,467
Printing and Publication Expenses	29,186
Representation Expenses	2,179,499
Transportation and Delivery Expenses	8,309
Rent/Lease Expenses	785,297
Membership Dues and Contributions to Organizations	15,000
Subscription Expenses	72,030
Other Maintenance and Operating Expenses	824,658

Total Maintenance and Other Operating Expenses	13,004,311

Total Current Operating Expenditures	14,278,790

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	997,689
Machinery and Equipment Outlay	429,128
Transportation Equipment Outlay	102,447
Furniture, Fixtures and Books Outlay	895
Other Property, Plant and Equipment Outlay	35,076
Intangible Assets Outlay	2,450

Total Capital Outlays	1,567,685

TOTAL NEW APPROPRIATIONS	15,846,475

DECEMBER 30, 2024	OFFICIAL GAZETTE	21
OFFICE OF THE PRESIDENT

GENERAL SUMMARY

OFFICE OF THE PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. THE PRESIDENT’S OFFICES	₱	1,274,479,000	₱	13,004,311,000	₱	1,567,685,000	₱	15,846,475,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE PRESIDENT	₱	1,274,479,000	₱	13,004,311,000	₱	1,567,685,000	₱	15,846,475,000

22	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

III. OFFICE OF THE VICE-PRESIDENT

For general administration and support, and operations, as indicated hereunder	₱	733,198,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	90,040,000	₱	27,047,000	₱		₱	117,087,000
Operations		87,526,000		472,185,000		56,400,000		616,111,000

SOCIO-ECONOMIC PROGRAM DELIVERY		87,526,000		472,185,000		56,400,000		616,111,000

TOTAL NEW APPROPRIATIONS	₱	177,566,000	₱	499,232,000	₱	56,400,000	₱	733,198,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office of the Vice-President (OVP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) OVP’s website.

The OVP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	89,887,000	₱	27,047,000	₱		₱	116,934,000
Administration of Personnel Benefits		153,000						153,000

Sub-total, General Administration and Support		90,040,000		27,047,000				117,087,000

Operations
SOCIO-ECONOMIC PROGRAM DELIVERY		87,526,000		472,185,000		56,400,000		616,111,000

Socio-Economic Projects and Stakeholder
Engagements		87,526,000		472,185,000		56,400,000		616,111,000

Sub-total, Operations		87,526,000		472,185,000		56,400,000		616,111,000

TOTAL NEW APPROPRIATIONS	₱	177,566,000	₱	499,232,000	₱	56,400,000	₱	733,198,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	23
OFFICE OF THE VICE-PRESIDENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	91,232

Total Permanent Positions	91,232

Other Compensation Common to All
Personnel Economic Relief Allowance	3,576
Representation Allowance	1,386
Transportation Allowance	1,386
Clothing and Uniform Allowance	1,043
Mid-Year Bonus - Civilian	7,603
Year End Bonus	7,603
Cash Gift	745
Productivity Enhancement Incentive	745
Step Increment	228

Total Other Compensation Common to All	24,315

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	654

Total Other Compensation for Specific Groups	654

Other Benefits
PAG-IBIG Contributions	358
PhilHealth Contributions	2,140
Employees Compensation Insurance Premiums	179
Loyalty Award - Civilian	55
Terminal Leave	98

Total Other Benefits	2,830

Non-Permanent Positions	33,227

Military/Uniformed Personnel
Other Compensation for Specific Groups
Special Duty Allowance	25,308

Total Other Compensation for Specific Groups	25,308

Total Personnel Services	177,566

24	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	62,500
Training and Scholarship Expenses	3,000
Supplies and Materials Expenses	201,227
Utility Expenses	8,062
Communication Expenses	8,840
Awards/Rewards and Prizes	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	620
Professional Services	12,700
General Services	42,665
Repairs and Maintenance	10,100
Taxes, Insurance Premiums and Other Fees	2,250
Other Maintenance and Operating Expenses
Representation Expenses	87,954
Transportation and Delivery Expenses	12,687
Rent/Lease Expenses	32,426
Subscription Expenses	13,101
Other Maintenance and Operating Expenses	600

Total Maintenance and Other Operating Expenses	499,232

Total Current Operating Expenditures	676,798

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	50,900
Transportation Equipment Outlay	5,500

Total Capital Outlays	56,400

TOTAL NEW APPROPRIATIONS	733,198

DECEMBER 30, 2024	OFFICIAL GAZETTE	25
OFFICE OF THE VICE-PRESIDENT

GENERAL SUMMARY

OFFICE OF THE VICE-PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE VICE-PRESIDENT	₱	177,566,000	₱	499,232,000	₱	56,400,000	₱	733,198,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE VICE-PRESIDENT	₱	177,566,000	₱	499,232,000	₱	56,400,000	₱	733,198,000

26	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including foreign-assisted project(s), in support of the Comprehensive Agrarian Reform Program, as indicated hereunder	₱	10,442,038,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	879,079,000	₱	1,337,980,000	₱	26,869,000	₱	2,243,928,000
Support to Operations		574,018,000		913,323,000		169,657,000		1,656,998,000
Operations		3,811,936,000		1,649,065,000				5,461,001,000

LAND TENURE SECURITY PROGRAM		2,470,845,000		342,009,000				2,812,854,000
AGRARIAN JUSTICE DELIVERY PROGRAM		504,420,000		409,212,000				913,632,000
AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM		836,671,000		897,844,000				1,734,515,000

Total, Regular Programs		5,265,033,000		3,900,368,000		196,526,000		9,361,927,000

B. PROJECT(S)
Foreign-Assisted Project(s)		101,014,000		945,228,000		33,869,000		1,080,111,000

Total, Project(s)		101,014,000		945,228,000		33,869,000		1,080,111,000

TOTAL NEW APPROPRIATIONS	₱	5,366,047,000	₱	4,845,596,000	₱	230,395,000	₱	10,442,038,000

Special Provision(s)

1. Comprehensive Agrarian Reform Program. The total amount of Eleven Billion Eight Hundred Seventy Six Million Five Hundred Thirty Thousand Pesos (₱11,876,530,000) shall be used in support of the programs and projects of the DAR and other implementing agencies of the Comprehensive Agrarian Reform Program (CARP), which are duly approved by the Presidential Agrarian Reform Council (PARC) in accordance with E.O. No. 229, s. 1987 and R.A. No. 6657, as amended, and endorsed by the PARC Executive Committee to the DBM, with their corresponding amounts:

(a) Four Billion Three Hundred Ninety Six Million Forty Six Thousand Pesos (₱4,396,046,000) for Land Tenure Security and for Agrarian Justice Delivery, of which Six Million Seven Hundred Eighty Four Thousand Pesos (₱6,784,000) for Land Owner’s Compensation shall be released to the Land Bank of the Philippines (LBP), through the Bureau of the Treasury (BTr).

This amount shall be supplemented by specific appropriations in this Act lodged under the budgets of the following CARP implementing agencies:

DENR-OSEC	₱	47,091,000
DOJ-LRA		183,322,000

TOTAL	₱	230,413,000

(b) Two Billion One Hundred Forty Five Million Sixty Six Thousand Pesos (₱2,145,066,000) for Program Beneficiaries Development which will also be in support of the programs and projects of the Agriculture and Fisheries Modernization Program.

This amount shall be supplemented by specific appropriations in this Act lodged in the budgets of the various CARP implementing agencies, as follows:

DECEMBER 30, 2024	OFFICIAL GAZETTE	27
DEPARTMENT OF AGRARIAN REFORM

DENR-OSEC	₱	200,725,000
DTI-OSEC		121,166,000
NIA		882,188,000

TOTAL	₱	1,204,079,000

2. Agrarian Reform Fund. In addition to the amounts appropriated herein, the amount of Two Hundred Million Pesos (₱200,000,000) shall be used for the just compensation payments to landowners, including execution of judgments therefor, and allocation for support services, agrarian justice delivery and operational requirements of the DAR and other CARP implementing agencies consistent with Section 21 of R.A. No. 9700, amending R.A. No. 6657: Provided, That such programs and projects shall be approved by the PARC in accordance with E.O. No. 229 and R.A. No. 6657, as amended, and endorsed by the PARC Executive Committee to the DBM for fund release.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Land Distribution Security Program. The DAR, in consultation with the NEDA, shall initiate the review and evaluation of DAR land distribution targets as mandated under the Philippine Development Plan and shall ensure land distribution and farmers installation in provinces where private land distribution records the lowest achievement and largest backlogs. A report on the result of the review and evaluation shall be submitted to Congress and posted in the DAR website.

4. Exclusion of Lands Owned and Occupied by Public Schools from the Comprehensive Agrarian Reform Program. Consistent with R.A. No. 6657, as amended, lands actually, directly and exclusively used and found to be necessary for school sites and campuses including experimental farm stations operated by public schools for educational purposes shall be exempt from acquisition and distribution under the Comprehensive Agrarian Reform Program.

5. Climate Change Adaptation and Mitigation. The DAR, in coordination with other relevant agencies, shall provide as much as possible support to all Agrarian Reform Communities (ARCs) to strengthen their climate resilience, including the conduct of climate and disaster risk assessments, provision of capacity-building on value-adding activities and non-farm livelihood options, enhancing access to innovative agricultural insurance coverage such as weather index-based insurance, and enhancing their capacity to adopt climate-resilient technologies. The DAR, in coordination with other relevant agencies, shall also capacitate the ARCs in the use of renewable energy and energy efficiency, ecological solid waste management, and sustainable land use such as organic farming approaches and the use of rainwater catchments.

6. Reporting and Posting Requirements. The DAR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DAR’s website.

The DAR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	725,507,000	₱	1,337,980,000	₱	26,869,000	₱	2,090,356,000

National Capital Region (NCR)		634,880,000		307,023,000				941,903,000

Central Office		634,880,000		307,023,000				941,903,000
Region I - Ilocos		2,382,000		39,971,000				42,353,000

Regional Office I - Proper		2,382,000		15,417,000				17,799,000
PARO - Ilocos Norte				4,775,000				4,775,000
PARO - Ilocos Sur				6,950,000				6,950,000

28	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - La Union		6,271,000	6,271,000
PARO - Pangasinan		6,558,000	6,558,000
Cordillera Administrative Region (CAR)	7,145,000	49,008,000	56,153,000

CAR - Proper	7,145,000	18,014,000	25,159,000
PARO - Abra		5,521,000	5,521,000
PARO - Apayao		4,665,000	4,665,000
PARO - Benguet		5,638,000	5,638,000
PARO - Ifugao		5,317,000	5,317,000
PARO - Kalinga		5,638,000	5,638,000
PARO - Mt. Province		4,215,000	4,215,000
Region II - Cagayan Valley	6,534,000	57,223,000	63,757,000

Regional Office II - Proper	5,955,000	21,950,000	27,905,000
PARO - Batanes		702,000	702,000
PARO - Cagayan	579,000	8,485,000	9,064,000
PARO - Isabela		15,104,000	15,104,000
PARO - Nueva Vizcaya		7,205,000	7,205,000
PARO - Quirino		3,777,000	3,777,000
Region III - Central Luzon	7,145,000	62,439,000	69,584,000

Regional Office III - Proper	7,145,000	18,168,000	25,313,000
PARO - Aurora		4,469,000	4,469,000
PARO - Bataan		4,262,000	4,262,000
PARO - Bulacan		7,840,000	7,840,000
PARO - Nueva Ecija		11,315,000	11,315,000
PARO - Pampanga		6,577,000	6,577,000
PARO - Tarlac		6,281,000	6,281,000
PARO - Zambales		3,527,000	3,527,000
Region IVA - CALABARZON	8,991,000	78,305,000	87,296,000

Regional Office IVA - Proper	5,328,000	28,215,000	33,543,000
PARO - Batangas	567,000	8,930,000	9,497,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	29
DEPARTMENT OF AGRARIAN REFORM

PARO - Cavite	570,000	7,270,000		7,840,000
PARO - Laguna	580,000	7,220,000		7,800,000
PARO - Quezon I	580,000	7,170,000		7,750,000
PARO - Quezon II	272,000	11,290,000		11,562,000
PARO - Rizal	1,094,000	8,210,000		9,304,000
Region IVB - MIMAROPA	2,382,000	56,858,000	1,463,000	60,703,000

Regional Office IVB - Proper	2,382,000	20,202,000		22,584,000
PARO - Marinduque		5,156,000	1,463,000	6,619,000
PARO - Mindoro Occidental		8,591,000		8,591,000
PARO - Mindoro Oriental		9,191,000		9,191,000
PARO - Palawan		8,114,000		8,114,000
PARO - Romblon		5,604,000		5,604,000
Region V - Bicol	4,765,000	92,619,000	17,115,000	114,499,000

Regional Office V - Proper	4,765,000	18,347,000	2,500,000	25,612,000
PARO - Albay		9,949,000	7,150,000	17,099,000
PARO - Camarines Norte		9,851,000	965,000	10,816,000
PARO - Camarines Sur		29,189,000		29,189,000
PARO - Catanduanes		7,624,000	1,000,000	8,624,000
PARO - Masbate		9,536,000		9,536,000
PARO - Sorsogon		8,123,000	5,500,000	13,623,000
Region VI - Western Visayas	7,145,000	99,897,000		107,042,000

Regional Office VI - Proper	7,145,000	27,069,000		34,214,000
PARO - Aklan		8,096,000		8,096,000
PARO - Antique		4,530,000		4,530,000
PARO - Capiz		8,320,000		8,320,000
PARO - Guimaras		3,995,000		3,995,000
PARO - Iloilo		10,832,000		10,832,000
PARO - Negros Occidental		37,055,000		37,055,000

30	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas	3,573,000	70,641,000	1,070,000	75,284,000

Regional Office VII - Proper	3,573,000	28,026,000		31,599,000
PARO - Bohol		13,091,000		13,091,000
PARO - Cebu		12,598,000		12,598,000
PARO - Negros Oriental		14,599,000	1,070,000	15,669,000
PARO - Siquijor		2,327,000		2,327,000
Region VIII - Eastern Visayas	3,573,000	88,863,000		92,436,000

Regional Office VIII - Proper	3,573,000	41,351,000		44,924,000
PARO - Biliran		3,163,000		3,163,000
PARO - Eastern Samar		7,515,000		7,515,000
PARO - Leyte		14,473,000		14,473,000
PARO - Northern Samar		7,168,000		7,168,000
PARO - Samar		8,945,000		8,945,000
PARO - Southern Leyte		6,248,000		6,248,000
Region IX - Zamboanga Peninsula	2,382,000	58,118,000		60,500,000

Regional Office IX - Proper	2,382,000	23,539,000		25,921,000
PARO - Zamboanga del Norte		11,011,000		11,011,000
PARO - Zamboanga del Sur		12,032,000		12,032,000
PARO - Zamboanga Sibugay		11,536,000		11,536,000
Region X - Northern Mindanao	4,765,000	66,792,000		71,557,000

Regional Office X - Proper	4,765,000	18,696,000		23,461,000
PARO - Bukidnon		11,356,000		11,356,000
PARO - Camiguin		4,010,000		4,010,000
PARO - Lanao del Norte		13,358,000		13,358,000
PARO - Misamis Occidental		8,016,000		8,016,000
PARO - Misamis Oriental		11,356,000		11,356,000
Region XI - Davao	26,273,000	73,522,000	6,096,000	105,891,000

Regional Office XI - Proper	5,339,000	20,891,000		26,230,000
PARO - Davao City	1,479,000	7,712,000		9,191,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	31
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao de Oro	4,614,000	11,105,000	1,600,000	17,319,000
PARO - Davao del Sur	5,014,000	8,245,000		13,259,000
PARO - Davao Occidental	1,701,000	7,467,000	400,000	9,568,000
PARO - Davao Oriental	4,057,000	8,994,000	4,096,000	17,147,000
PARO - Davao Province (del Norte)	4,069,000	9,108,000		13,177,000
Region XII - SOCCSKSARGEN	2,382,000	78,907,000		81,289,000

Regional Office XII - Proper	2,382,000	26,984,000		29,366,000
PARO - Cotabato Province (North)		14,783,000		14,783,000
PARO - Sarangani		11,079,000		11,079,000
PARO - South Cotabato		15,053,000		15,053,000
PARO - Sultan Kudarat		11,008,000		11,008,000
Region XIII - Caraga	1,190,000	57,794,000	1,125,000	60,109,000

Regional Office XIII - Proper	1,190,000	19,628,000	1,125,000	21,943,000
PARO - Agusan del Norte		7,933,000		7,933,000
PARO - Agusan del Sur		10,226,000		10,226,000
PARO - Surigao del Norte		9,663,000		9,663,000
PARO - Surigao del Sur		10,344,000		10,344,000
Administration of Personnel Benefits	153,572,000			153,572,000

National Capital Region (NCR)	153,572,000			153,572,000

Central Office	153,572,000			153,572,000

Sub-total, General Administration and Support	879,079,000	1,337,980,000	26,869,000	2,243,928,000

Support to Operations
Policy Formulation, Planning, Monitoring and Evaluation, Information Management, and Systems Development	557,511,000	891,647,000	169,657,000	1,618,815,000

National Capital Region (NCR)	45,106,000	861,647,000	169,657,000	1,076,410,000

Central Office	45,106,000	861,647,000	169,657,000	1,076,410,000
Region I - Ilocos	35,462,000	2,000,000		37,462,000

Regional Office I - Proper	12,358,000	2,000,000		14,358,000
PARO - Ilocos Norte	5,616,000			5,616,000

32	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Ilocos Sur	6,204,000		6,204,000
PARO - La Union	6,325,000		6,325,000
PARO - Pangasinan	4,959,000		4,959,000
Cordillera Administrative Region (CAR)	33,999,000	2,000,000	35,999,000

CAR - Proper	8,140,000	2,000,000	10,140,000
PARO - Abra	4,389,000		4,389,000
PARO - Apayao	3,004,000		3,004,000
PARO - Benguet	4,870,000		4,870,000
PARO - Ifugao	4,173,000		4,173,000
PARO - Kalinga	4,437,000		4,437,000
PARO - Mt. Province	4,986,000		4,986,000
Region II - Cagayan Valley	30,999,000	2,000,000	32,999,000

Regional Office II - Proper	9,631,000	2,000,000	11,631,000
PARO - Batanes	4,004,000		4,004,000
PARO - Cagayan	4,003,000		4,003,000
PARO - Isabela	5,199,000		5,199,000
PARO - Nueva Vizcaya	2,600,000		2,600,000
PARO - Quirino	5,562,000		5,562,000
Region III - Central Luzon	44,795,000	2,000,000	46,795,000

Regional Office III - Proper	11,441,000	2,000,000	13,441,000
PARO - Aurora	5,264,000		5,264,000
PARO - Bataan	4,968,000		4,968,000
PARO - Bulacan	6,267,000		6,267,000
PARO - Nueva Ecija	6,269,000		6,269,000
PARO - Pampanga	5,556,000		5,556,000
PARO - Tarlac	3,563,000		3,563,000
PARO - Zambales	1,467,000		1,467,000
Region IVA - CALABARZON	42,045,000	2,000,000	44,045,000

Regional Office IVA - Proper	9,498,000	2,000,000	11,498,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	33
DEPARTMENT OF AGRARIAN REFORM

PARO - Batangas	5,662,000		5,662,000
PARO - Cavite	5,748,000		5,748,000
PARO - Laguna	4,455,000		4,455,000
PARO - Quezon I	5,332,000		5,332,000
PARO - Quezon II	5,726,000		5,726,000
PARO - Rizal	5,624,000		5,624,000
Region IVB - MIMAROPA	34,510,000	2,000,000	36,510,000

Regional Office IVB - Proper	9,315,000	2,000,000	11,315,000
PARO - Marinduque	3,797,000		3,797,000
PARO - Mindoro Occidental	5,836,000		5,836,000
PARO - Mindoro Oriental	5,521,000		5,521,000
PARO - Palawan	5,674,000		5,674,000
PARO - Romblon	4,367,000		4,367,000
Region V - Bicol	48,856,000	2,000,000	50,856,000

Regional Office V - Proper	11,555,000	2,000,000	13,555,000
PARO - Albay	4,888,000		4,888,000
PARO - Camarines Norte	5,907,000		5,907,000
PARO - Camarines Sur	10,591,000		10,591,000
PARO - Catanduanes	5,261,000		5,261,000
PARO - Masbate	5,477,000		5,477,000
PARO - Sorsogon	5,177,000		5,177,000
Region VI - Western Visayas	48,180,000	2,000,000	50,180,000

Regional Office VI - Proper	12,740,000	2,000,000	14,740,000
PARO - Aklan	4,943,000		4,943,000
PARO - Antique	4,391,000		4,391,000
PARO - Capiz	5,920,000		5,920,000
PARO - Guimaras	5,176,000		5,176,000
PARO - Iloilo	4,628,000		4,628,000
PARO - Negros Occidental	10,382,000		10,382,000

34	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas	24,771,000	2,000,000	26,771,000

Regional Office VII - Proper	9,046,000	2,000,000	11,046,000
PARO - Bohol	5,255,000		5,255,000
PARO - Cebu	6,175,000		6,175,000
PARO - Negros Oriental	4,295,000		4,295,000
Region VIII - Eastern Visayas	39,504,000	2,000,000	41,504,000

Regional Office VIII - Proper	10,755,000	2,000,000	12,755,000
PARO - Biliran	877,000		877,000
PARO - Eastern Samar	4,083,000		4,083,000
PARO - Leyte	6,613,000		6,613,000
PARO - Northern Samar	6,157,000		6,157,000
PARO - Samar	5,461,000		5,461,000
PARO - Southern Leyte	5,558,000		5,558,000
Region IX - Zamboanga Peninsula	29,159,000	2,000,000	31,159,000

Regional Office IX - Proper	12,264,000	2,000,000	14,264,000
PARO - Zamboanga del Norte	4,451,000		4,451,000
PARO - Zamboanga del Sur	6,901,000		6,901,000
PARO - Zamboanga Sibugay	5,543,000		5,543,000
Region X - Northern Mindanao	38,794,000	2,000,000	40,794,000

Regional Office X - Proper	15,008,000	2,000,000	17,008,000
PARO - Bukidnon	5,824,000		5,824,000
PARO - Camiguin	865,000		865,000
PARO - Lanao del Norte	5,830,000		5,830,000
PARO - Misamis Occidental	5,731,000		5,731,000
PARO - Misamis Oriental	5,536,000		5,536,000
Region XI - Davao	18,778,000	2,000,000	20,778,000

Regional Office XI - Proper	11,597,000	2,000,000	13,597,000
PARO - Davao City	2,282,000		2,282,000
PARO - Davao Occidental	4,899,000		4,899,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	35
DEPARTMENT OF AGRARIAN REFORM

Region XII - SOCCSKSARGEN	12,927,000	2,000,000		14,927,000

Regional Office XII - Proper	12,927,000	2,000,000		14,927,000
Region XIII - Caraga	29,626,000	2,000,000		31,626,000

Regional Office XIII - Proper	9,313,000	2,000,000		11,313,000
PARO - Agusan del Norte	6,097,000			6,097,000
PARO - Agusan del Sur	4,985,000			4,985,000
PARO - Surigao del Norte	5,777,000			5,777,000
PARO - Surigao del Sur	3,454,000			3,454,000
Agrarian Reform Information Education	16,507,000	21,676,000		38,183,000

National Capital Region (NCR)	16,507,000	21,676,000		38,183,000

Central Office	16,507,000	21,676,000		38,183,000

Sub-total, Support to Operations	574,018,000	913,323,000	169,657,000	1,656,998,000

Operations
LAND TENURE SECURITY PROGRAM	2,470,845,000	342,009,000		2,812,854,000

Land Acquisition and Distribution (LAD)	2,422,923,000	190,236,000		2,613,159,000

National Capital Region (NCR)	1,854,000	9,000,000		10,854,000

Central Office	1,854,000	9,000,000		10,854,000
Region I - Ilocos	29,048,000	36,000		29,084,000

Regional Office I - Proper	2,895,000			2,895,000
PARO - Ilocos Norte	5,047,000			5,047,000
PARO - Ilocos Sur	10,600,000			10,600,000
PARO - La Union	6,034,000			6,034,000
PARO - Pangasinan	4,472,000	36,000		4,508,000
Cordillera Administrative Region (CAR)	42,566,000	1,113,000		43,679,000

CAR - Proper	5,758,000			5,758,000
PARO - Abra	7,722,000			7,722,000
PARO - Apayao	4,002,000	107,000		4,109,000
PARO - Benguet	6,153,000			6,153,000
PARO - Ifugao	4,235,000			4,235,000

36	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Kalinga	8,785,000	506,000	9,291,000
PARO - Mt. Province	5,911,000	500,000	6,411,000
Region II - Cagayan Valley	109,701,000	14,743,000	124,444,000

Regional Office II - Proper	3,948,000		3,948,000
PARO - Batanes	2,767,000		2,767,000
PARO - Cagayan	13,920,000	7,329,000	21,249,000
PARO - Isabela	71,996,000	6,178,000	78,174,000
PARO - Nueva Vizcaya	12,801,000	1,234,000	14,035,000
PARO - Quirino	4,269,000	2,000	4,271,000
Region III - Central Luzon	74,984,000	8,993,000	83,977,000

Regional Office III - Proper	3,305,000		3,305,000
PARO - Aurora	4,116,000		4,116,000
PARO - Bataan	6,225,000	574,000	6,799,000
PARO - Bulacan	12,096,000	645,000	12,741,000
PARO - Nueva Ecija	22,462,000	4,740,000	27,202,000
PARO - Pampanga	5,612,000	848,000	6,460,000
PARO - Tarlac	13,101,000	2,106,000	15,207,000
PARO - Zambales	8,067,000	80,000	8,147,000
Region IVA - CALABARZON	96,901,000	12,391,000	109,292,000

Regional Office IVA - Proper	3,247,000		3,247,000
PARO - Batangas	20,404,000	471,000	20,875,000
PARO - Cavite	4,001,000	477,000	4,478,000
PARO - Laguna	4,973,000	353,000	5,326,000
PARO - Quezon I	11,392,000	191,000	11,583,000
PARO - Quezon II	40,942,000	10,411,000	51,353,000
PARO - Rizal	11,942,000	488,000	12,430,000
Region IVB - MIMAROPA	66,081,000	12,386,000	78,467,000

Regional Office IVB - Proper	8,282,000	200,000	8,482,000
PARO - Marinduque	11,449,000		11,449,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	37
DEPARTMENT OF AGRARIAN REFORM

PARO - Mindoro Occidental	4,873,000	186,000	5,059,000
PARO - Mindoro Oriental	17,868,000	31,000	17,899,000
PARO - Palawan	20,056,000	11,950,000	32,006,000
PARO - Romblon	3,553,000	19,000	3,572,000
Region V - Bicol	303,947,000	38,482,000	342,429,000

Regional Office V - Proper	6,696,000	200,000	6,896,000
PARO - Albay	49,425,000	6,611,000	56,036,000
PARO - Camarines Norte	31,412,000	1,347,000	32,759,000
PARO - Camarines Sur	100,522,000	16,268,000	116,790,000
PARO - Catanduanes	3,812,000	14,000	3,826,000
PARO - Masbate	71,765,000	8,608,000	80,373,000
PARO - Sorsogon	40,315,000	5,434,000	45,749,000
Region VI - Western Visayas	475,739,000	52,352,000	528,091,000

Regional Office VI - Proper	7,184,000	200,000	7,384,000
PARO - Aklan	12,042,000		12,042,000
PARO - Antique	23,529,000		23,529,000
PARO - Capiz	42,796,000	4,250,000	47,046,000
PARO - Guimaras	7,742,000	215,000	7,957,000
PARO - Iloilo	49,339,000	9,227,000	58,566,000
PARO - Negros Occidental	333,107,000	38,460,000	371,567,000
Region VII - Central Visayas	117,492,000	4,926,000	122,418,000

Regional Office VII - Proper	6,879,000		6,879,000
PARO - Bohol	19,816,000	563,000	20,379,000
PARO - Cebu	27,044,000	15,000	27,059,000
PARO - Negros Oriental	61,495,000	4,348,000	65,843,000
PARO - Siquijor	2,258,000		2,258,000
Region VIII - Eastern Visayas	294,218,000	12,961,000	307,179,000

Regional Office VIII - Proper	8,110,000		8,110,000
PARO - Biliran	1,082,000		1,082,000

38	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Eastern Samar	24,284,000	24,000	24,308,000
PARO - Leyte	147,935,000	8,520,000	156,455,000
PARO - Northern Samar	41,672,000	3,088,000	44,760,000
PARO - Samar	54,287,000	1,144,000	55,431,000
PARO - Southern Leyte	16,848,000	185,000	17,033,000
Region IX - Zamboanga Peninsula	89,487,000	3,415,000	92,902,000

Regional Office IX - Proper	8,259,000		8,259,000
PARO - Zamboanga del Norte	29,382,000	2,863,000	32,245,000
PARO - Zamboanga del Sur	19,720,000	528,000	20,248,000
PARO - Zamboanga Sibugay	32,126,000	24,000	32,150,000
Region X - Northern Mindanao	159,067,000	5,840,000	164,907,000

Regional Office X - Proper	7,380,000	200,000	7,580,000
PARO - Bukidnon	55,635,000	3,686,000	59,321,000
PARO - Camiguin	3,303,000		3,303,000
PARO - Lanao del Norte	71,346,000	1,943,000	73,289,000
PARO - Misamis Occidental	6,109,000		6,109,000
PARO - Misamis Oriental	15,294,000	11,000	15,305,000
Region XI - Davao	122,876,000	3,889,000	126,765,000

Regional Office XI - Proper	6,454,000	200,000	6,654,000
PARO - Davao City	11,653,000	306,000	11,959,000
PARO - Davao de Oro	27,549,000		27,549,000
PARO - Davao del Sur	16,677,000	551,000	17,228,000
PARO - Davao Occidental	6,840,000		6,840,000
PARO - Davao Oriental	24,095,000	1,385,000	25,480,000
PARO - Davao Province (del Norte)	29,608,000	1,447,000	31,055,000
Region XII - SOCCSKSARGEN	313,091,000	3,779,000	316,870,000

Regional Office XII - Proper	7,878,000		7,878,000
PARO - Cotabato Province (North)	117,010,000	1,201,000	118,211,000
PARO - Sarangani	51,892,000	1,216,000	53,108,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	39
DEPARTMENT OF AGRARIAN REFORM

PARO - South Cotabato	85,636,000		85,636,000
PARO - Sultan Kudarat	50,675,000	1,362,000	52,037,000
Region XIII - Caraga	125,871,000	5,930,000	131,801,000

Regional Office XIII - Proper	6,949,000		6,949,000
PARO - Agusan del Norte	19,798,000	824,000	20,622,000
PARO - Agusan del Sur	48,712,000	1,720,000	50,432,000
PARO - Surigao del Norte	15,223,000	241,000	15,464,000
PARO - Surigao del Sur	35,189,000	3,145,000	38,334,000
Non-Land Transfer Activities		10,749,000	10,749,000

National Capital Region (NCR)		5,342,000	5,342,000

Central Office		5,342,000	5,342,000
Region I - Ilocos		317,000	317,000

PARO - Ilocos Norte		58,000	58,000
PARO - Ilocos Sur		115,000	115,000
PARO - La Union		58,000	58,000
PARO - Pangasinan		86,000	86,000
Region II - Cagayan Valley		150,000	150,000

PARO - Batanes		2,000	2,000
PARO - Cagayan		43,000	43,000
PARO - Isabela		75,000	75,000
PARO - Nueva Vizcaya		18,000	18,000
PARO - Quirino		12,000	12,000
Region III - Central Luzon		87,000	87,000

PARO - Bataan		3,000	3,000
PARO - Bulacan		14,000	14,000
PARO - Nueva Ecija		58,000	58,000
PARO - Pampanga		12,000	12,000
Region IVA - CALABARZON		83,000	83,000

PARO - Batangas		12,000	12,000

40	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Cavite	6,000	6,000
PARO - Laguna	15,000	15,000
PARO - Quezon I	18,000	18,000
PARO - Quezon II	29,000	29,000
PARO - Rizal	3,000	3,000
Region IVB - MIMAROPA	3,000	3,000

PARO - Mindoro Occidental	3,000	3,000
Region V - Bicol	877,000	877,000

PARO - Albay	201,000	201,000
PARO - Camarines Norte	115,000	115,000
PARO - Camarines Sur	189,000	189,000
PARO - Catanduanes	155,000	155,000
PARO - Masbate	72,000	72,000
PARO - Sorsogon	145,000	145,000
Region VI - Western Visayas	189,000	189,000

PARO - Aklan	12,000	12,000
PARO - Antique	21,000	21,000
PARO - Capiz	45,000	45,000
PARO - Guimaras	12,000	12,000
PARO - Iloilo	58,000	58,000
PARO - Negros Occidental	41,000	41,000
Region VII - Central Visayas	489,000	489,000

PARO - Bohol	115,000	115,000
PARO - Cebu	294,000	294,000
PARO - Negros Oriental	65,000	65,000
PARO - Siquijor	15,000	15,000
Region VIII - Eastern Visayas	949,000	949,000

PARO - Biliran	86,000	86,000
PARO - Eastern Samar	272,000	272,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	41
DEPARTMENT OF AGRARIAN REFORM

PARO - Leyte	149,000	149,000
PARO - Northern Samar	172,000	172,000
PARO - Samar	155,000	155,000
PARO - Southern Leyte	115,000	115,000
Region IX - Zamboanga Peninsula	689,000	689,000

PARO - Zamboanga del Norte	287,000	287,000
PARO - Zamboanga del Sur	230,000	230,000
PARO - Zamboanga Sibugay	172,000	172,000
Region X - Northern Mindanao	517,000	517,000

PARO - Bukidnon	115,000	115,000
PARO - Lanao del Norte	144,000	144,000
PARO - Misamis Occidental	58,000	58,000
PARO - Misamis Oriental	200,000	200,000
Region XI - Davao	164,000	164,000

PARO - Davao de Oro	30,000	30,000
PARO - Davao del Sur	19,000	19,000
PARO - Davao Occidental	18,000	18,000
PARO - Davao Oriental	58,000	58,000
PARO - Davao Province (del Norte)	39,000	39,000
Region XII - SOCCSKSARGEN	382,000	382,000

PARO - Cotabato Province (North)	353,000	353,000
PARO - Sultan Kudarat	29,000	29,000
Region XIII - Caraga	511,000	511,000

PARO - Agusan del Norte	60,000	60,000
PARO - Agusan del Sur	58,000	58,000
PARO - Surigao del Norte	364,000	364,000
PARO - Surigao del Sur	29,000	29,000
Landowners’ Compensation by LBP	6,784,000	6,784,000

National Capital Region (NCR)	6,784,000	6,784,000

Central Office	6,784,000	6,784,000

42	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Post-Land Distribution	60,987,000	60,987,000

National Capital Region (NCR)	9,148,000	9,148,000

Central Office	9,148,000	9,148,000
Cordillera Administrative Region (CAR)	371,000	371,000

CAR - Proper	22,000	22,000
PARO - Ifugao	63,000	63,000
PARO - Kalinga	286,000	286,000
Region II - Cagayan Valley	8,773,000	8,773,000

Regional Office II - Proper	516,000	516,000
PARO - Cagayan	2,895,000	2,895,000
PARO - Isabela	3,318,000	3,318,000
PARO - Nueva Vizcaya	1,764,000	1,764,000
PARO - Quirino	280,000	280,000
Region III - Central Luzon	5,453,000	5,453,000

Regional Office III - Proper	321,000	321,000
PARO - Bataan	213,000	213,000
PARO - Bulacan	32,000	32,000
PARO - Nueva Ecija	3,057,000	3,057,000
PARO - Pampanga	353,000	353,000
PARO - Tarlac	1,477,000	1,477,000
Region IVA - CALABARZON	722,000	722,000

Regional Office IVA - Proper	22,000	22,000
PARO - Batangas	31,000	31,000
PARO - Cavite	125,000	125,000
PARO - Laguna	347,000	347,000
PARO - Quezon I	67,000	67,000
PARO - Quezon II	97,000	97,000
PARO - Rizal	33,000	33,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	43
DEPARTMENT OF AGRARIAN REFORM

Region IVB - MIMAROPA	1,944,000	1,944,000

Regional Office IVB - Proper	114,000	114,000
PARO - Marinduque	114,000	114,000
PARO - Mindoro Occidental	1,161,000	1,161,000
PARO - Mindoro Oriental	453,000	453,000
PARO - Palawan	65,000	65,000
PARO - Romblon	37,000	37,000
Region V - Bicol	4,814,000	4,814,000

Regional Office V - Proper	282,000	282,000
PARO - Albay	906,000	906,000
PARO - Camarines Norte	96,000	96,000
PARO - Camarines Sur	696,000	696,000
PARO - Masbate	2,392,000	2,392,000
PARO - Sorsogon	442,000	442,000
Region VI - Western Visayas	10,076,000	10,076,000

Regional Office VI - Proper	441,000	441,000
PARO - Aklan	135,000	135,000
PARO - Antique	129,000	129,000
PARO - Capiz	528,000	528,000
PARO - Guimaras	894,000	894,000
PARO - Iloilo	4,562,000	4,562,000
PARO - Negros Occidental	3,387,000	3,387,000
Region VII - Central Visayas	2,996,000	2,996,000

Regional Office VII - Proper	172,000	172,000
PARO - Bohol	2,054,000	2,054,000
PARO - Cebu	376,000	376,000
PARO - Negros Oriental	394,000	394,000
Region VIII - Eastern Visayas	1,324,000	1,324,000

Regional Office VIII - Proper	66,000	66,000

44	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Biliran	209,000	209,000
PARO - Leyte	547,000	547,000
PARO - Samar	456,000	456,000
PARO - Southern Leyte	46,000	46,000
Region IX - Zamboanga Peninsula	2,212,000	2,212,000

Regional Office IX - Proper	130,000	130,000
PARO - Zamboanga del Norte	1,557,000	1,557,000
PARO - Zamboanga del Sur	525,000	525,000
Region X - Northern Mindanao	4,623,000	4,623,000

Regional Office X - Proper	267,000	267,000
PARO - Bukidnon	1,080,000	1,080,000
PARO - Lanao del Norte	2,768,000	2,768,000
PARO - Misamis Occidental	262,000	262,000
PARO - Misamis Oriental	246,000	246,000
Region XI - Davao	2,399,000	2,399,000

Regional Office XI - Proper	132,000	132,000
PARO - Davao City	68,000	68,000
PARO - Davao de Oro	1,037,000	1,037,000
PARO - Davao del Sur	126,000	126,000
PARO - Davao Oriental	678,000	678,000
PARO - Davao Province (del Norte)	358,000	358,000
Region XII - SOCCSKSARGEN	2,633,000	2,633,000

Regional Office XII - Proper	155,000	155,000
PARO - Cotabato Province (North)	1,001,000	1,001,000
PARO - Sarangani	734,000	734,000
PARO - Sultan Kudarat	743,000	743,000
Region XIII - Caraga	3,499,000	3,499,000

Regional Office XIII - Proper	206,000	206,000
PARO - Agusan del Norte	403,000	403,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	45
DEPARTMENT OF AGRARIAN REFORM

PARO - Agusan del Sur		2,218,000	2,218,000
PARO - Surigao del Norte		563,000	563,000
PARO - Surigao del Sur		109,000	109,000
Supervision and Management and Processes Relative to Land Tenure Security Program	47,922,000	73,253,000	121,175,000

National Capital Region (NCR)	32,890,000	38,793,000	71,683,000

Central Office	32,890,000	38,793,000	71,683,000
Region I - Ilocos		108,000	108,000

Regional Office I - Proper		108,000	108,000
Cordillera Administrative Region (CAR)		366,000	366,000

CAR - Proper		366,000	366,000
Region II - Cagayan Valley	13,934,000	2,978,000	16,912,000

Regional Office II - Proper	2,042,000	2,978,000	5,020,000
PARO - Quirino	11,892,000		11,892,000
Region III - Central Luzon		2,798,000	2,798,000

Regional Office III - Proper		2,798,000	2,798,000
Region IVA - CALABARZON		1,175,000	1,175,000

Regional Office IVA - Proper		1,175,000	1,175,000
Region IVB - MIMAROPA		241,000	241,000

Regional Office IVB - Proper		241,000	241,000
Region V - Bicol	720,000	7,002,000	7,722,000

Regional Office V - Proper		7,002,000	7,002,000
PARO - Camarines Sur	720,000		720,000
Region VI - Western Visayas		10,113,000	10,113,000

Regional Office VI - Proper		10,113,000	10,113,000
Region VII - Central Visayas		1,558,000	1,558,000

Regional Office VII - Proper		1,558,000	1,558,000
Region VIII - Eastern Visayas	378,000	2,020,000	2,398,000

Regional Office VIII - Proper		2,020,000	2,020,000
PARO - Leyte	378,000		378,000

46	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IX - Zamboanga Peninsula		581,000	581,000

Regional Office IX - Proper		581,000	581,000
Region X - Northern Mindanao		1,260,000	1,260,000

Regional Office X - Proper		1,260,000	1,260,000
Region XI - Davao		1,358,000	1,358,000

Regional Office XI - Proper		1,358,000	1,358,000
Region XII - SOCCSKSARGEN		1,760,000	1,760,000

Regional Office XII - Proper		1,760,000	1,760,000
Region XIII - Caraga		1,142,000	1,142,000

Regional Office XIII - Proper		1,142,000	1,142,000
AGRARIAN JUSTICE DELIVERY PROGRAM	504,420,000	409,212,000	913,632,000

Supervision and Management for Effective Delivery of Legal Services and Adjudication of Agrarian Reform Cases	38,007,000	43,600,000	81,607,000

National Capital Region (NCR)	33,443,000	25,414,000	58,857,000

Central Office	33,443,000	25,414,000	58,857,000
Region I - Ilocos		886,000	886,000

Regional Office I - Proper		886,000	886,000
Cordillera Administrative Region (CAR)		1,410,000	1,410,000

CAR - Proper		1,410,000	1,410,000
Region II - Cagayan Valley	4,564,000	1,082,000	5,646,000

Regional Office II - Proper	2,426,000	1,082,000	3,508,000
PARO - Quirino	2,138,000		2,138,000
Region III - Central Luzon		1,860,000	1,860,000

Regional Office III - Proper		1,860,000	1,860,000
Region IVA - CALABARZON		2,108,000	2,108,000

Regional Office IVA - Proper		2,108,000	2,108,000
Region IVB - MIMAROPA		1,990,000	1,990,000

Regional Office IVB - Proper		1,990,000	1,990,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	47
DEPARTMENT OF AGRARIAN REFORM

Region V - Bicol		1,058,000	1,058,000

Regional Office V - Proper		1,058,000	1,058,000
Region VI - Western Visayas		1,678,000	1,678,000

Regional Office VI - Proper		1,678,000	1,678,000
Region VII - Central Visayas		900,000	900,000

Regional Office VII - Proper		900,000	900,000
Region VIII - Eastern Visayas		540,000	540,000

Regional Office VIII - Proper		540,000	540,000
Region IX - Zamboanga Peninsula		1,042,000	1,042,000

Regional Office IX - Proper		1,042,000	1,042,000
Region X - Northern Mindanao		954,000	954,000

Regional Office X - Proper		954,000	954,000
Region XI - Davao		948,000	948,000

Regional Office XI - Proper		948,000	948,000
Region XII - SOCCSKSARGEN		1,176,000	1,176,000

Regional Office XII - Proper		1,176,000	1,176,000
Region XIII - Caraga		554,000	554,000

Regional Office XIII - Proper		554,000	554,000
Adjudication of Agrarian Reform Cases	93,224,000	135,973,000	229,197,000

National Capital Region (NCR)		18,668,000	18,668,000

Central Office		18,668,000	18,668,000
Region I - Ilocos	3,413,000	5,282,000	8,695,000

Regional Office I - Proper	728,000	783,000	1,511,000
PARO - Ilocos Norte	579,000	629,000	1,208,000
PARO - Ilocos Sur	569,000	429,000	998,000
PARO - La Union	579,000	880,000	1,459,000
PARO - Pangasinan	958,000	2,561,000	3,519,000
Cordillera Administrative Region (CAR)	6,151,000	6,640,000	12,791,000

CAR - Proper	728,000	314,000	1,042,000

48	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Abra	585,000	1,785,000	2,370,000
PARO - Apayao	971,000	787,000	1,758,000
PARO - Benguet	962,000	938,000	1,900,000
PARO - Ifugao	953,000	1,185,000	2,138,000
PARO - Kalinga	972,000	918,000	1,890,000
PARO - Mt. Province	980,000	713,000	1,693,000
Region II - Cagayan Valley	4,367,000	4,561,000	8,928,000

Regional Office II - Proper	1,069,000	142,000	1,211,000
PARO - Batanes		22,000	22,000
PARO - Cagayan	1,315,000	1,411,000	2,726,000
PARO - Isabela	569,000	1,713,000	2,282,000
PARO - Nueva Vizcaya	1,414,000	797,000	2,211,000
PARO - Quirino		476,000	476,000
Region III - Central Luzon	8,448,000	9,940,000	18,388,000

Regional Office III - Proper	1,306,000	821,000	2,127,000
PARO - Aurora	574,000	544,000	1,118,000
PARO - Bataan	965,000	1,429,000	2,394,000
PARO - Bulacan	1,787,000	2,767,000	4,554,000
PARO - Nueva Ecija	949,000	1,793,000	2,742,000
PARO - Pampanga	1,439,000	973,000	2,412,000
PARO - Tarlac	1,428,000	757,000	2,185,000
PARO - Zambales		856,000	856,000
Region IVA - CALABARZON	6,617,000	3,191,000	9,808,000

Regional Office IVA - Proper	936,000	170,000	1,106,000
PARO - Batangas	1,447,000	494,000	1,941,000
PARO - Cavite	967,000	444,000	1,411,000
PARO - Laguna	967,000	336,000	1,303,000
PARO - Quezon I	960,000	403,000	1,363,000
PARO - Quezon II	962,000	691,000	1,653,000
PARO - Rizal	378,000	653,000	1,031,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	49
DEPARTMENT OF AGRARIAN REFORM

Region IVB - MIMAROPA	3,841,000	6,252,000	10,093,000

Regional Office IVB - Proper	952,000	226,000	1,178,000
PARO - Marinduque		468,000	468,000
PARO - Mindoro Occidental	376,000	1,483,000	1,859,000
PARO - Mindoro Oriental	962,000	1,546,000	2,508,000
PARO - Palawan	569,000	2,092,000	2,661,000
PARO - Romblon	982,000	437,000	1,419,000
Region V - Bicol	6,732,000	5,596,000	12,328,000

Regional Office V - Proper	2,545,000	436,000	2,981,000
PARO - Albay	1,048,000	813,000	1,861,000
PARO - Camarines Norte	574,000	579,000	1,153,000
PARO - Camarines Sur		1,552,000	1,552,000
PARO - Catanduanes	579,000	288,000	867,000
PARO - Masbate	574,000	880,000	1,454,000
PARO - Sorsogon	1,412,000	1,048,000	2,460,000
Region VI - Western Visayas	10,360,000	14,849,000	25,209,000

Regional Office VI - Proper	2,225,000	1,691,000	3,916,000
PARO - Aklan	1,270,000	1,469,000	2,739,000
PARO - Antique	839,000	1,190,000	2,029,000
PARO - Capiz	1,513,000	1,903,000	3,416,000
PARO - Guimaras		1,070,000	1,070,000
PARO - Iloilo	1,424,000	1,216,000	2,640,000
PARO - Negros Occidental	3,089,000	6,310,000	9,399,000
Region VII - Central Visayas	6,490,000	12,181,000	18,671,000

Regional Office VII - Proper	1,317,000	1,386,000	2,703,000
PARO - Bohol	2,058,000	5,252,000	7,310,000
PARO - Cebu	1,692,000	1,763,000	3,455,000
PARO - Negros Oriental	1,423,000	3,533,000	4,956,000
PARO - Siquijor		247,000	247,000

50	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	7,915,000	18,554,000	26,469,000

Regional Office VIII - Proper	2,242,000	1,609,000	3,851,000
PARO - Biliran		1,832,000	1,832,000
PARO - Eastern Samar	574,000	2,684,000	3,258,000
PARO - Leyte	1,421,000	4,719,000	6,140,000
PARO - Northern Samar	1,410,000	2,192,000	3,602,000
PARO - Samar	839,000	2,725,000	3,564,000
PARO - Southern Leyte	1,429,000	2,793,000	4,222,000
Region IX - Zamboanga Peninsula	4,730,000	3,685,000	8,415,000

Regional Office IX - Proper	1,788,000	424,000	2,212,000
PARO - Zamboanga del Norte	949,000	966,000	1,915,000
PARO - Zamboanga del Sur	1,414,000	999,000	2,413,000
PARO - Zamboanga Sibugay	579,000	1,296,000	1,875,000
Region X - Northern Mindanao	6,676,000	8,828,000	15,504,000

Regional Office X - Proper	1,686,000	1,095,000	2,781,000
PARO - Bukidnon	1,318,000	3,201,000	4,519,000
PARO - Camiguin		255,000	255,000
PARO - Lanao del Norte	947,000	1,093,000	2,040,000
PARO - Misamis Occidental	947,000	1,083,000	2,030,000
PARO - Misamis Oriental	1,778,000	2,101,000	3,879,000
Region XI - Davao	6,184,000	5,114,000	11,298,000

Regional Office XI - Proper	1,036,000	260,000	1,296,000
PARO - Davao City	951,000	674,000	1,625,000
PARO - Davao de Oro	953,000	1,818,000	2,771,000
PARO - Davao del Sur	1,046,000	457,000	1,503,000
PARO - Davao Occidental	569,000	87,000	656,000
PARO - Davao Oriental	579,000	449,000	1,028,000
PARO - Davao Province (del Norte)	1,050,000	1,369,000	2,419,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	51
DEPARTMENT OF AGRARIAN REFORM

Region XII - SOCCSKSARGEN	3,932,000	4,422,000	8,354,000

Regional Office XII - Proper	2,225,000	349,000	2,574,000
PARO - Cotabato Province (North)	569,000	2,347,000	2,916,000
PARO - Sarangani	569,000	399,000	968,000
PARO - South Cotabato	569,000	700,000	1,269,000
PARO - Sultan Kudarat		627,000	627,000
Region XIII - Caraga	7,368,000	8,210,000	15,578,000

Regional Office XIII - Proper	1,312,000	636,000	1,948,000
PARO - Agusan del Norte	1,036,000	1,679,000	2,715,000
PARO - Agusan del Sur	1,801,000	3,062,000	4,863,000
PARO - Surigao del Norte	1,449,000	1,721,000	3,170,000
PARO - Surigao del Sur	1,770,000	1,112,000	2,882,000
Resolution of Agrarian Law Implementation Cases		74,749,000	74,749,000

National Capital Region (NCR)		11,967,000	11,967,000

Central Office		11,967,000	11,967,000
Region I - Ilocos		2,143,000	2,143,000

Regional Office I - Proper		803,000	803,000
PARO - Ilocos Norte		184,000	184,000
PARO - Ilocos Sur		419,000	419,000
PARO - La Union		376,000	376,000
PARO - Pangasinan		361,000	361,000
Cordillera Administrative Region (CAR)		3,182,000	3,182,000

CAR - Proper		1,507,000	1,507,000
PARO - Abra		323,000	323,000
PARO - Apayao		259,000	259,000
PARO - Benguet		352,000	352,000
PARO - Ifugao		216,000	216,000
PARO - Kalinga		340,000	340,000
PARO - Mt. Province		185,000	185,000

52	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley	3,608,000	3,608,000

Regional Office II - Proper	1,323,000	1,323,000
PARO - Batanes	15,000	15,000
PARO - Cagayan	535,000	535,000
PARO - Isabela	1,028,000	1,028,000
PARO - Nueva Vizcaya	427,000	427,000
PARO - Quirino	280,000	280,000
Region III - Central Luzon	5,907,000	5,907,000

Regional Office III - Proper	2,525,000	2,525,000
PARO - Aurora	192,000	192,000
PARO - Bataan	262,000	262,000
PARO - Bulacan	643,000	643,000
PARO - Nueva Ecija	383,000	383,000
PARO - Pampanga	612,000	612,000
PARO - Tarlac	880,000	880,000
PARO - Zambales	410,000	410,000
Region IVA - CALABARZON	6,188,000	6,188,000

Regional Office IVA - Proper	3,893,000	3,893,000
PARO - Batangas	448,000	448,000
PARO - Cavite	107,000	107,000
PARO - Laguna	390,000	390,000
PARO - Quezon I	400,000	400,000
PARO - Quezon II	392,000	392,000
PARO - Rizal	558,000	558,000
Region IVB - MIMAROPA	1,596,000	1,596,000

Regional Office IVB - Proper	793,000	793,000
PARO - Marinduque	101,000	101,000
PARO - Mindoro Occidental	176,000	176,000
PARO - Mindoro Oriental	146,000	146,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	53
DEPARTMENT OF AGRARIAN REFORM

PARO - Palawan	304,000	304,000
PARO - Romblon	76,000	76,000
Region V - Bicol	3,984,000	3,984,000

Regional Office V - Proper	1,710,000	1,710,000
PARO - Albay	380,000	380,000
PARO - Camarines Norte	209,000	209,000
PARO - Camarines Sur	1,015,000	1,015,000
PARO - Catanduanes	35,000	35,000
PARO - Masbate	215,000	215,000
PARO - Sorsogon	420,000	420,000
Region VI - Western Visayas	6,599,000	6,599,000

Regional Office VI - Proper	2,493,000	2,493,000
PARO - Aklan	397,000	397,000
PARO - Antique	161,000	161,000
PARO - Capiz	647,000	647,000
PARO - Guimaras	290,000	290,000
PARO - Iloilo	586,000	586,000
PARO - Negros Occidental	2,025,000	2,025,000
Region VII - Central Visayas	5,128,000	5,128,000

Regional Office VII - Proper	2,360,000	2,360,000
PARO - Bohol	464,000	464,000
PARO - Cebu	800,000	800,000
PARO - Negros Oriental	1,455,000	1,455,000
PARO - Siquijor	49,000	49,000
Region VIII - Eastern Visayas	4,169,000	4,169,000

Regional Office VIII - Proper	2,039,000	2,039,000
PARO - Biliran	172,000	172,000
PARO - Eastern Samar	265,000	265,000
PARO - Leyte	1,036,000	1,036,000

54	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Northern Samar	170,000	170,000
PARO - Samar	285,000	285,000
PARO - Southern Leyte	202,000	202,000
Region IX - Zamboanga Peninsula	3,743,000	3,743,000

Regional Office IX - Proper	1,702,000	1,702,000
PARO - Zamboanga del Norte	680,000	680,000
PARO - Zamboanga del Sur	708,000	708,000
PARO - Zamboanga Sibugay	653,000	653,000
Region X - Northern Mindanao	4,371,000	4,371,000

Regional Office X - Proper	1,926,000	1,926,000
PARO - Bukidnon	802,000	802,000
PARO - Camiguin	58,000	58,000
PARO - Lanao del Norte	401,000	401,000
PARO - Misamis Occidental	397,000	397,000
PARO - Misamis Oriental	787,000	787,000
Region XI - Davao	2,013,000	2,013,000

Regional Office XI - Proper	1,221,000	1,221,000
PARO - Davao City	199,000	199,000
PARO - Davao de Oro	117,000	117,000
PARO - Davao del Sur	96,000	96,000
PARO - Davao Occidental	76,000	76,000
PARO - Davao Oriental	84,000	84,000
PARO - Davao Province (del Norte)	220,000	220,000
Region XII - SOCCSKSARGEN	6,386,000	6,386,000

Regional Office XII - Proper	2,432,000	2,432,000
PARO - Cotabato Province (North)	1,435,000	1,435,000
PARO - Sarangani	687,000	687,000
PARO - South Cotabato	781,000	781,000
PARO - Sultan Kudarat	1,051,000	1,051,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	55
DEPARTMENT OF AGRARIAN REFORM

Region XIII - Caraga		3,765,000	3,765,000

Regional Office XIII - Proper		1,046,000	1,046,000
PARO - Agusan del Norte		289,000	289,000
PARO - Agusan del Sur		759,000	759,000
PARO - Surigao del Norte		1,174,000	1,174,000
PARO - Surigao del Sur		497,000	497,000
Provision of Agrarian Legal Assistance	373,189,000	154,890,000	528,079,000

National Capital Region (NCR)	19,230,000	12,655,000	31,885,000

Central Office	19,230,000	12,655,000	31,885,000
Region I - Ilocos	22,635,000	6,404,000	29,039,000

Regional Office I - Proper	4,663,000	296,000	4,959,000
PARO - Ilocos Norte	4,597,000	1,216,000	5,813,000
PARO - Ilocos Sur	4,533,000	784,000	5,317,000
PARO - La Union	4,442,000	1,266,000	5,708,000
PARO - Pangasinan	4,400,000	2,842,000	7,242,000
Cordillera Administrative Region (CAR)	22,174,000	10,117,000	32,291,000

CAR - Proper	4,247,000	203,000	4,450,000
PARO - Abra	1,897,000	1,543,000	3,440,000
PARO - Apayao	3,355,000	1,234,000	4,589,000
PARO - Benguet	3,129,000	3,019,000	6,148,000
PARO - Ifugao	3,338,000	1,317,000	4,655,000
PARO - Kalinga	3,365,000	1,461,000	4,826,000
PARO - Mt. Province	2,843,000	1,340,000	4,183,000
Region II - Cagayan Valley	20,144,000	9,190,000	29,334,000

Regional Office II - Proper	3,973,000	831,000	4,804,000
PARO - Batanes	574,000	132,000	706,000
PARO - Cagayan	4,628,000	1,862,000	6,490,000
PARO - Isabela	4,439,000	3,353,000	7,792,000
PARO - Nueva Vizcaya	3,542,000	1,957,000	5,499,000
PARO - Quirino	2,988,000	1,055,000	4,043,000

56	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon	26,423,000	12,968,000	39,391,000

Regional Office III - Proper	4,535,000	800,000	5,335,000
PARO - Aurora	3,906,000	543,000	4,449,000
PARO - Bataan	2,253,000	943,000	3,196,000
PARO - Bulacan	4,046,000	2,968,000	7,014,000
PARO - Nueva Ecija	4,632,000	2,228,000	6,860,000
PARO - Pampanga	4,486,000	1,975,000	6,461,000
PARO - Tarlac	2,565,000	2,380,000	4,945,000
PARO - Zambales		1,131,000	1,131,000
Region IVA - CALABARZON	30,085,000	13,306,000	43,391,000

Regional Office IVA - Proper	3,082,000	285,000	3,367,000
PARO - Batangas	5,103,000	4,206,000	9,309,000
PARO - Cavite	4,840,000	1,588,000	6,428,000
PARO - Laguna	4,474,000	3,010,000	7,484,000
PARO - Quezon I	4,478,000	1,587,000	6,065,000
PARO - Quezon II	3,901,000	1,048,000	4,949,000
PARO - Rizal	4,207,000	1,582,000	5,789,000
Region IVB - MIMAROPA	19,892,000	8,269,000	28,161,000

Regional Office IVB - Proper	3,008,000	1,290,000	4,298,000
PARO - Marinduque	3,877,000	402,000	4,279,000
PARO - Mindoro Occidental	1,858,000	1,477,000	3,335,000
PARO - Mindoro Oriental	3,301,000	3,121,000	6,422,000
PARO - Palawan	3,915,000	1,135,000	5,050,000
PARO - Romblon	3,933,000	844,000	4,777,000
Region V - Bicol	37,014,000	11,384,000	48,398,000

Regional Office V - Proper	5,700,000	249,000	5,949,000
PARO - Albay	5,209,000	1,803,000	7,012,000
PARO - Camarines Norte	3,910,000	1,205,000	5,115,000
PARO - Camarines Sur	10,318,000	3,698,000	14,016,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	57
DEPARTMENT OF AGRARIAN REFORM

PARO - Catanduanes	3,201,000	1,006,000	4,207,000
PARO - Masbate	4,674,000	1,261,000	5,935,000
PARO - Sorsogon	4,002,000	2,162,000	6,164,000
Region VI - Western Visayas	32,898,000	9,187,000	42,085,000

Regional Office VI - Proper	6,075,000	822,000	6,897,000
PARO - Aklan	4,752,000	945,000	5,697,000
PARO - Antique	3,868,000	787,000	4,655,000
PARO - Capiz	3,356,000	2,057,000	5,413,000
PARO - Guimaras	3,862,000	827,000	4,689,000
PARO - Iloilo	3,892,000	1,516,000	5,408,000
PARO - Negros Occidental	7,093,000	2,233,000	9,326,000
Region VII - Central Visayas	12,662,000	14,263,000	26,925,000

Regional Office VII - Proper	3,410,000	519,000	3,929,000
PARO - Bohol	3,373,000	4,491,000	7,864,000
PARO - Cebu	4,943,000	4,314,000	9,257,000
PARO - Negros Oriental		4,585,000	4,585,000
PARO - Siquijor	936,000	354,000	1,290,000
Region VIII - Eastern Visayas	27,713,000	12,216,000	39,929,000

Regional Office VIII - Proper	5,944,000	917,000	6,861,000
PARO - Biliran	569,000	818,000	1,387,000
PARO - Eastern Samar	3,902,000	1,684,000	5,586,000
PARO - Leyte	3,865,000	3,980,000	7,845,000
PARO - Northern Samar	4,715,000	1,621,000	6,336,000
PARO - Samar	4,783,000	1,862,000	6,645,000
PARO - Southern Leyte	3,935,000	1,334,000	5,269,000
Region IX - Zamboanga Peninsula	17,981,000	7,562,000	25,543,000

Regional Office IX - Proper	5,515,000	928,000	6,443,000
PARO - Zamboanga del Norte	3,897,000	2,885,000	6,782,000
PARO - Zamboanga del Sur	4,141,000	2,199,000	6,340,000
PARO - Zamboanga Sibugay	4,428,000	1,550,000	5,978,000

58	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao	20,534,000	9,401,000	29,935,000

Regional Office X - Proper	6,634,000	649,000	7,283,000
PARO - Bukidnon	3,014,000	3,659,000	6,673,000
PARO - Camiguin	569,000	348,000	917,000
PARO - Lanao del Norte	3,514,000	1,164,000	4,678,000
PARO - Misamis Occidental	3,860,000	1,522,000	5,382,000
PARO - Misamis Oriental	2,943,000	2,059,000	5,002,000
Region XI - Davao	24,767,000	5,250,000	30,017,000

Regional Office XI - Proper	5,935,000	337,000	6,272,000
PARO - Davao City	2,350,000	1,041,000	3,391,000
PARO - Davao de Oro	2,851,000	1,001,000	3,852,000
PARO - Davao del Sur	4,685,000	689,000	5,374,000
PARO - Davao Occidental	720,000	584,000	1,304,000
PARO - Davao Oriental	3,746,000	646,000	4,392,000
PARO - Davao Province (del Norte)	4,480,000	952,000	5,432,000
Region XII - SOCCSKSARGEN	19,289,000	7,042,000	26,331,000

Regional Office XII - Proper	6,587,000	631,000	7,218,000
PARO - Cotabato Province (North)	1,649,000	2,188,000	3,837,000
PARO - Sarangani	3,147,000	1,436,000	4,583,000
PARO - South Cotabato	4,456,000	1,288,000	5,744,000
PARO - Sultan Kudarat	3,450,000	1,499,000	4,949,000
Region XIII - Caraga	19,748,000	5,676,000	25,424,000

Regional Office XIII - Proper	3,510,000	139,000	3,649,000
PARO - Agusan del Norte	3,734,000	945,000	4,679,000
PARO - Agusan del Sur	5,003,000	2,050,000	7,053,000
PARO - Surigao del Norte	3,598,000	1,414,000	5,012,000
PARO - Surigao del Sur	3,903,000	1,128,000	5,031,000
AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM	836,671,000	897,844,000	1,734,515,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	59
DEPARTMENT OF AGRARIAN REFORM

Supervision and Management for Effective Delivery of Support Services	46,655,000	104,263,000	150,918,000

National Capital Region (NCR)	28,969,000	31,937,000	60,906,000

Central Office	28,969,000	31,937,000	60,906,000
Region I - Ilocos		4,411,000	4,411,000

Regional Office I - Proper		690,000	690,000
PARO - Ilocos Norte		837,000	837,000
PARO - Ilocos Sur		838,000	838,000
PARO - La Union		696,000	696,000
PARO - Pangasinan		1,350,000	1,350,000
Cordillera Administrative Region (CAR)		2,647,000	2,647,000

CAR - Proper		592,000	592,000
PARO - Abra		426,000	426,000
PARO - Apayao		240,000	240,000
PARO - Benguet		380,000	380,000
PARO - Ifugao		329,000	329,000
PARO - Kalinga		347,000	347,000
PARO - Mt. Province		333,000	333,000
Region II - Cagayan Valley	297,000	4,454,000	4,751,000

Regional Office II - Proper	297,000	888,000	1,185,000
PARO - Batanes		143,000	143,000
PARO - Cagayan		727,000	727,000
PARO - Isabela		1,568,000	1,568,000
PARO - Nueva Vizcaya		705,000	705,000
PARO - Quirino		423,000	423,000
Region III - Central Luzon	4,278,000	7,109,000	11,387,000

Regional Office III - Proper	4,278,000	1,481,000	5,759,000
PARO - Aurora		460,000	460,000
PARO - Bataan		388,000	388,000
PARO - Bulacan		1,105,000	1,105,000

60	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Nueva Ecija		1,385,000	1,385,000
PARO - Pampanga		1,158,000	1,158,000
PARO - Tarlac		692,000	692,000
PARO - Zambales		440,000	440,000
Region IVA - CALABARZON		3,662,000	3,662,000

Regional Office IVA - Proper		740,000	740,000
PARO - Batangas		559,000	559,000
PARO - Cavite		292,000	292,000
PARO - Laguna		439,000	439,000
PARO - Quezon I		535,000	535,000
PARO - Quezon II		844,000	844,000
PARO - Rizal		253,000	253,000
Region IVB - MIMAROPA		3,378,000	3,378,000

Regional Office IVB - Proper		741,000	741,000
PARO - Marinduque		488,000	488,000
PARO - Mindoro Occidental		530,000	530,000
PARO - Mindoro Oriental		541,000	541,000
PARO - Palawan		705,000	705,000
PARO - Romblon		373,000	373,000
Region V - Bicol	1,327,000	5,593,000	6,920,000

Regional Office V - Proper		1,185,000	1,185,000
PARO - Albay		746,000	746,000
PARO - Camarines Norte		570,000	570,000
PARO - Camarines Sur	613,000	1,416,000	2,029,000
PARO - Catanduanes		348,000	348,000
PARO - Masbate		571,000	571,000
PARO - Sorsogon	714,000	757,000	1,471,000
Region VI - Western Visayas	533,000	6,071,000	6,604,000

Regional Office VI - Proper		1,333,000	1,333,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	61
DEPARTMENT OF AGRARIAN REFORM

PARO - Aklan		357,000	357,000
PARO - Antique		390,000	390,000
PARO - Capiz		378,000	378,000
PARO - Guimaras		228,000	228,000
PARO - Iloilo		573,000	573,000
PARO - Negros Occidental	533,000	2,812,000	3,345,000
Region VII - Central Visayas		4,349,000	4,349,000

Regional Office VII - Proper		890,000	890,000
PARO - Bohol		1,027,000	1,027,000
PARO - Cebu		800,000	800,000
PARO - Negros Oriental		1,288,000	1,288,000
PARO - Siquijor		344,000	344,000
Region VIII - Eastern Visayas		5,577,000	5,577,000

Regional Office VIII - Proper		1,188,000	1,188,000
PARO - Biliran		426,000	426,000
PARO - Eastern Samar		673,000	673,000
PARO - Leyte		1,642,000	1,642,000
PARO - Northern Samar		472,000	472,000
PARO - Samar		530,000	530,000
PARO - Southern Leyte		646,000	646,000
Region IX - Zamboanga Peninsula	5,158,000	4,846,000	10,004,000

Regional Office IX - Proper	5,158,000	888,000	6,046,000
PARO - Zamboanga del Norte		1,351,000	1,351,000
PARO - Zamboanga del Sur		1,430,000	1,430,000
PARO - Zamboanga Sibugay		1,177,000	1,177,000
Region X - Northern Mindanao		5,267,000	5,267,000

Regional Office X - Proper		1,036,000	1,036,000
PARO - Bukidnon		1,382,000	1,382,000
PARO - Camiguin		210,000	210,000

62	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Lanao del Norte		870,000	870,000
PARO - Misamis Occidental		874,000	874,000
PARO - Misamis Oriental		895,000	895,000
Region XI - Davao	6,093,000	4,401,000	10,494,000

Regional Office XI - Proper	6,093,000	888,000	6,981,000
PARO - Davao City		301,000	301,000
PARO - Davao de Oro		545,000	545,000
PARO - Davao del Sur		914,000	914,000
PARO - Davao Occidental		352,000	352,000
PARO - Davao Oriental		534,000	534,000
PARO - Davao Province (del Norte)		867,000	867,000
Region XII - SOCCSKSARGEN		5,942,000	5,942,000

Regional Office XII - Proper		1,185,000	1,185,000
PARO - Cotabato Province (North)		1,866,000	1,866,000
PARO - Sarangani		591,000	591,000
PARO - South Cotabato		882,000	882,000
PARO - Sultan Kudarat		1,418,000	1,418,000
Region XIII - Caraga		4,619,000	4,619,000

Regional Office XIII - Proper		888,000	888,000
PARO - Agusan del Norte		1,183,000	1,183,000
PARO - Agusan del Sur		709,000	709,000
PARO - Surigao del Norte		784,000	784,000
PARO - Surigao del Sur		1,055,000	1,055,000
Social Infrastructure Building	790,016,000	122,437,000	912,453,000

National Capital Region (NCR)	3,452,000	2,720,000	6,172,000

Central Office	3,452,000	2,720,000	6,172,000
Region I - Ilocos	40,039,000	6,546,000	46,585,000

Regional Office I - Proper	6,250,000		6,250,000
PARO - Ilocos Norte	9,930,000	1,918,000	11,848,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	63
DEPARTMENT OF AGRARIAN REFORM

PARO - Ilocos Sur	7,014,000	1,423,000	8,437,000
PARO - La Union	7,661,000	1,370,000	9,031,000
PARO - Pangasinan	9,184,000	1,835,000	11,019,000
Cordillera Administrative Region (CAR)	43,534,000	3,485,000	47,019,000

CAR - Proper	5,031,000		5,031,000
PARO - Abra	5,869,000	653,000	6,522,000
PARO - Apayao	5,012,000	440,000	5,452,000
PARO - Benguet	7,132,000	252,000	7,384,000
PARO - Ifugao	7,868,000	181,000	8,049,000
PARO - Kalinga	6,433,000	940,000	7,373,000
PARO - Mt. Province	6,189,000	1,019,000	7,208,000
Region II - Cagayan Valley	41,805,000	6,259,000	48,064,000

Regional Office II - Proper	4,091,000		4,091,000
PARO - Batanes	1,178,000	121,000	1,299,000
PARO - Cagayan	12,537,000	1,302,000	13,839,000
PARO - Isabela	13,574,000	1,623,000	15,197,000
PARO - Nueva Vizcaya	7,082,000	1,877,000	8,959,000
PARO - Quirino	3,343,000	1,336,000	4,679,000
Region III - Central Luzon	72,549,000	12,638,000	85,187,000

Regional Office III - Proper	569,000		569,000
PARO - Aurora	7,604,000	918,000	8,522,000
PARO - Bataan	8,841,000	1,230,000	10,071,000
PARO - Bulacan	11,861,000	2,094,000	13,955,000
PARO - Nueva Ecija	17,161,000	3,167,000	20,328,000
PARO - Pampanga	12,662,000	1,858,000	14,520,000
PARO - Tarlac	12,282,000	2,097,000	14,379,000
PARO - Zambales	1,569,000	1,274,000	2,843,000
Region IVA - CALABARZON	67,007,000	5,701,000	72,708,000

Regional Office IVA - Proper	5,496,000		5,496,000

64	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Batangas	15,860,000	1,394,000	17,254,000
PARO - Cavite	6,664,000	741,000	7,405,000
PARO - Laguna	9,979,000	1,102,000	11,081,000
PARO - Quezon I	10,905,000	807,000	11,712,000
PARO - Quezon II	10,554,000	1,191,000	11,745,000
PARO - Rizal	7,549,000	466,000	8,015,000
Region IVB - MIMAROPA	42,039,000	3,181,000	45,220,000

PARO - Marinduque	7,533,000	677,000	8,210,000
PARO - Mindoro Occidental	7,971,000	905,000	8,876,000
PARO - Mindoro Oriental	9,528,000	556,000	10,084,000
PARO - Palawan	12,528,000	536,000	13,064,000
PARO - Romblon	4,479,000	507,000	4,986,000
Region V - Bicol	73,535,000	8,022,000	81,557,000

Regional Office V - Proper	4,744,000		4,744,000
PARO - Albay	10,889,000	1,174,000	12,063,000
PARO - Camarines Norte	7,830,000	957,000	8,787,000
PARO - Camarines Sur	23,466,000	2,527,000	25,993,000
PARO - Catanduanes	7,836,000	1,063,000	8,899,000
PARO - Masbate	10,830,000	1,123,000	11,953,000
PARO - Sorsogon	7,940,000	1,178,000	9,118,000
Region VI - Western Visayas	90,057,000	10,729,000	100,786,000

Regional Office VI - Proper	5,540,000		5,540,000
PARO - Aklan	10,204,000	553,000	10,757,000
PARO - Antique	11,844,000	739,000	12,583,000
PARO - Capiz	10,963,000	699,000	11,662,000
PARO - Guimaras	5,918,000	811,000	6,729,000
PARO - Iloilo	21,271,000	613,000	21,884,000
PARO - Negros Occidental	24,317,000	7,314,000	31,631,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	65
DEPARTMENT OF AGRARIAN REFORM

Region VII - Central Visayas	28,054,000	9,655,000	37,709,000

Regional Office VII - Proper	2,765,000		2,765,000
PARO - Bohol	7,376,000	2,393,000	9,769,000
PARO - Cebu	7,112,000	2,617,000	9,729,000
PARO - Negros Oriental	9,641,000	4,060,000	13,701,000
PARO - Siquijor	1,160,000	585,000	1,745,000
Region VIII - Eastern Visayas	69,500,000	10,250,000	79,750,000

Regional Office VIII - Proper	5,950,000		5,950,000
PARO - Biliran	2,009,000	697,000	2,706,000
PARO - Eastern Samar	9,800,000	1,583,000	11,383,000
PARO - Leyte	14,607,000	3,158,000	17,765,000
PARO - Northern Samar	13,611,000	1,351,000	14,962,000
PARO - Samar	12,828,000	2,086,000	14,914,000
PARO - Southern Leyte	10,695,000	1,375,000	12,070,000
Region IX - Zamboanga Peninsula	33,977,000	7,473,000	41,450,000

PARO - Zamboanga del Norte	11,790,000	2,561,000	14,351,000
PARO - Zamboanga del Sur	11,998,000	2,374,000	14,372,000
PARO - Zamboanga Sibugay	10,189,000	2,538,000	12,727,000
Region X - Northern Mindanao	51,525,000	7,031,000	58,556,000

Regional Office X - Proper	5,231,000		5,231,000
PARO - Bukidnon	12,096,000	1,702,000	13,798,000
PARO - Camiguin	1,138,000	342,000	1,480,000
PARO - Lanao del Norte	12,539,000	2,232,000	14,771,000
PARO - Misamis Occidental	9,139,000	1,214,000	10,353,000
PARO - Misamis Oriental	11,382,000	1,541,000	12,923,000
Region XI - Davao	40,985,000	9,174,000	50,159,000

PARO - Davao City	6,880,000	1,182,000	8,062,000
PARO - Davao de Oro	8,280,000	1,311,000	9,591,000
PARO - Davao del Sur	5,083,000	1,802,000	6,885,000

66	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Davao Occidental	2,762,000	696,000	3,458,000
PARO - Davao Oriental	6,950,000	1,989,000	8,939,000
PARO - Davao Province (del Norte)	11,030,000	2,194,000	13,224,000
Region XII - SOCCSKSARGEN	51,882,000	13,220,000	65,102,000

Regional Office XII - Proper	6,156,000		6,156,000
PARO - Cotabato Province (North)	11,598,000	4,289,000	15,887,000
PARO - Sarangani	7,381,000	2,646,000	10,027,000
PARO - South Cotabato	13,718,000	3,468,000	17,186,000
PARO - Sultan Kudarat	13,029,000	2,817,000	15,846,000
Region XIII - Caraga	40,076,000	6,353,000	46,429,000

PARO - Agusan del Norte	7,982,000	1,647,000	9,629,000
PARO - Agusan del Sur	10,634,000	2,344,000	12,978,000
PARO - Surigao del Norte	11,487,000	813,000	12,300,000
PARO - Surigao del Sur	9,973,000	1,549,000	11,522,000
Enterprise Development and Economic Support		237,073,000	237,073,000

National Capital Region (NCR)		18,910,000	18,910,000

Central Office		18,910,000	18,910,000
Region I - Ilocos		12,682,000	12,682,000

Regional Office I - Proper		200,000	200,000
PARO - Ilocos Norte		2,964,000	2,964,000
PARO - Ilocos Sur		3,092,000	3,092,000
PARO - La Union		3,111,000	3,111,000
PARO - Pangasinan		3,315,000	3,315,000
Cordillera Administrative Region (CAR)		10,771,000	10,771,000

CAR - Proper		200,000	200,000
PARO - Abra		2,211,000	2,211,000
PARO - Apayao		1,464,000	1,464,000
PARO - Benguet		1,476,000	1,476,000
PARO - Ifugao		1,393,000	1,393,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	67
DEPARTMENT OF AGRARIAN REFORM

PARO - Kalinga	2,361,000	2,361,000
PARO - Mt. Province	1,666,000	1,666,000
Region II - Cagayan Valley	12,550,000	12,550,000

Regional Office II - Proper	200,000	200,000
PARO - Batanes	312,000	312,000
PARO - Cagayan	2,620,000	2,620,000
PARO - Isabela	3,697,000	3,697,000
PARO - Nueva Vizcaya	2,936,000	2,936,000
PARO - Quirino	2,785,000	2,785,000
Region III - Central Luzon	20,949,000	20,949,000

Regional Office III - Proper	250,000	250,000
PARO - Aurora	1,781,000	1,781,000
PARO - Bataan	2,498,000	2,498,000
PARO - Bulacan	2,172,000	2,172,000
PARO - Nueva Ecija	5,289,000	5,289,000
PARO - Pampanga	3,449,000	3,449,000
PARO - Tarlac	3,392,000	3,392,000
PARO - Zambales	2,118,000	2,118,000
Region IVA - CALABARZON	10,640,000	10,640,000

Regional Office IVA - Proper	200,000	200,000
PARO - Batangas	1,721,000	1,721,000
PARO - Cavite	1,648,000	1,648,000
PARO - Laguna	2,011,000	2,011,000
PARO - Quezon I	1,565,000	1,565,000
PARO - Quezon II	1,858,000	1,858,000
PARO - Rizal	1,637,000	1,637,000
Region IVB - MIMAROPA	11,136,000	11,136,000

Regional Office IVB - Proper	200,000	200,000
PARO - Marinduque	2,101,000	2,101,000

68	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Mindoro Occidental	2,222,000	2,222,000
PARO - Mindoro Oriental	1,968,000	1,968,000
PARO - Palawan	2,345,000	2,345,000
PARO - Romblon	2,300,000	2,300,000
Region V - Bicol	20,529,000	20,529,000

Regional Office V - Proper	250,000	250,000
PARO - Albay	2,929,000	2,929,000
PARO - Camarines Norte	2,986,000	2,986,000
PARO - Camarines Sur	7,483,000	7,483,000
PARO - Catanduanes	2,236,000	2,236,000
PARO - Masbate	2,588,000	2,588,000
PARO - Sorsogon	2,057,000	2,057,000
Region VI - Western Visayas	21,702,000	21,702,000

Regional Office VI - Proper	250,000	250,000
PARO - Aklan	3,192,000	3,192,000
PARO - Antique	1,893,000	1,893,000
PARO - Capiz	2,639,000	2,639,000
PARO - Guimaras	2,650,000	2,650,000
PARO - Iloilo	3,251,000	3,251,000
PARO - Negros Occidental	7,827,000	7,827,000
Region VII - Central Visayas	12,197,000	12,197,000

Regional Office VII - Proper	250,000	250,000
PARO - Bohol	3,616,000	3,616,000
PARO - Cebu	2,697,000	2,697,000
PARO - Negros Oriental	3,624,000	3,624,000
PARO - Siquijor	2,010,000	2,010,000
Region VIII - Eastern Visayas	15,288,000	15,288,000

Regional Office VIII - Proper	250,000	250,000
PARO - Biliran	1,453,000	1,453,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	69
DEPARTMENT OF AGRARIAN REFORM

PARO - Eastern Samar	3,405,000	3,405,000
PARO - Leyte	3,459,000	3,459,000
PARO - Northern Samar	2,358,000	2,358,000
PARO - Samar	1,688,000	1,688,000
PARO - Southern Leyte	2,675,000	2,675,000
Region IX - Zamboanga Peninsula	12,751,000	12,751,000

Regional Office IX - Proper	300,000	300,000
PARO - Zamboanga del Norte	3,713,000	3,713,000
PARO - Zamboanga del Sur	3,919,000	3,919,000
PARO - Zamboanga Sibugay	4,819,000	4,819,000
Region X - Northern Mindanao	13,824,000	13,824,000

Regional Office X - Proper	300,000	300,000
PARO - Bukidnon	3,223,000	3,223,000
PARO - Camiguin	1,343,000	1,343,000
PARO - Lanao del Norte	2,219,000	2,219,000
PARO - Misamis Occidental	3,276,000	3,276,000
PARO - Misamis Oriental	3,463,000	3,463,000
Region XI - Davao	15,139,000	15,139,000

Regional Office XI - Proper	300,000	300,000
PARO - Davao City	2,086,000	2,086,000
PARO - Davao de Oro	2,815,000	2,815,000
PARO - Davao del Sur	2,425,000	2,425,000
PARO - Davao Occidental	3,024,000	3,024,000
PARO - Davao Oriental	1,892,000	1,892,000
PARO - Davao Province (del Norte)	2,597,000	2,597,000
Region XII - SOCCSKSARGEN	14,352,000	14,352,000

Regional Office XII - Proper	300,000	300,000
PARO - Cotabato Province (North)	4,377,000	4,377,000
PARO - Sarangani	2,121,000	2,121,000

70	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - South Cotabato	3,444,000	3,444,000
PARO - Sultan Kudarat	4,110,000	4,110,000
Region XIII - Caraga	13,653,000	13,653,000

Regional Office XIII - Proper	300,000	300,000
PARO - Agusan del Norte	3,083,000	3,083,000
PARO - Agusan del Sur	3,968,000	3,968,000
PARO - Surigao del Norte	3,158,000	3,158,000
PARO - Surigao del Sur	3,144,000	3,144,000
Climate Resilient Farm Productivity Support	434,071,000	434,071,000

National Capital Region (NCR)	19,233,000	19,233,000

Central Office	19,233,000	19,233,000
Region I - Ilocos	49,600,000	49,600,000

Regional Office I - Proper	300,000	300,000
PARO - Ilocos Norte	11,400,000	11,400,000
PARO - Ilocos Sur	11,400,000	11,400,000
PARO - La Union	11,400,000	11,400,000
PARO - Pangasinan	15,100,000	15,100,000
Cordillera Administrative Region (CAR)	30,650,000	30,650,000

CAR - Proper	350,000	350,000
PARO - Abra	4,850,000	4,850,000
PARO - Apayao	4,350,000	4,350,000
PARO - Benguet	6,200,000	6,200,000
PARO - Ifugao	4,350,000	4,350,000
PARO - Kalinga	7,200,000	7,200,000
PARO - Mt. Province	3,350,000	3,350,000
Region II - Cagayan Valley	23,690,000	23,690,000

Regional Office II - Proper	300,000	300,000
PARO - Batanes	2,000,000	2,000,000
PARO - Cagayan	4,350,000	4,350,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	71
DEPARTMENT OF AGRARIAN REFORM

PARO - Isabela	8,700,000	8,700,000
PARO - Nueva Vizcaya	3,920,000	3,920,000
PARO - Quirino	4,420,000	4,420,000
Region III - Central Luzon	43,240,000	43,240,000

Regional Office III - Proper	420,000	420,000
PARO - Aurora	4,510,000	4,510,000
PARO - Bataan	3,990,000	3,990,000
PARO - Bulacan	6,860,000	6,860,000
PARO - Nueva Ecija	7,380,000	7,380,000
PARO - Pampanga	6,860,000	6,860,000
PARO - Tarlac	8,710,000	8,710,000
PARO - Zambales	4,510,000	4,510,000
Region IVA - CALABARZON	19,970,000	19,970,000

Regional Office IVA - Proper	260,000	260,000
PARO - Batangas	3,410,000	3,410,000
PARO - Cavite	2,900,000	2,900,000
PARO - Laguna	2,900,000	2,900,000
PARO - Quezon I	3,480,000	3,480,000
PARO - Quezon II	5,280,000	5,280,000
PARO - Rizal	1,740,000	1,740,000
Region IVB - MIMAROPA	24,300,000	24,300,000

Regional Office IVB - Proper	300,000	300,000
PARO - Marinduque	3,400,000	3,400,000
PARO - Mindoro Occidental	5,200,000	5,200,000
PARO - Mindoro Oriental	5,700,000	5,700,000
PARO - Palawan	5,850,000	5,850,000
PARO - Romblon	3,850,000	3,850,000
Region V - Bicol	40,390,000	40,390,000

Regional Office V - Proper	390,000	390,000

72	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Albay	3,850,000	3,850,000
PARO - Camarines Norte	3,850,000	3,850,000
PARO - Camarines Sur	11,700,000	11,700,000
PARO - Catanduanes	8,550,000	8,550,000
PARO - Masbate	7,700,000	7,700,000
PARO - Sorsogon	4,350,000	4,350,000
Region VI - Western Visayas	35,588,000	35,588,000

Regional Office VI - Proper	450,000	450,000
PARO - Aklan	2,900,000	2,900,000
PARO - Antique	3,850,000	3,850,000
PARO - Capiz	3,410,000	3,410,000
PARO - Guimaras	3,350,000	3,350,000
PARO - Iloilo	4,850,000	4,850,000
PARO - Negros Occidental	16,778,000	16,778,000
Region VII - Central Visayas	28,950,000	28,950,000

Regional Office VII - Proper	350,000	350,000
PARO - Bohol	6,300,000	6,300,000
PARO - Cebu	3,850,000	3,850,000
PARO - Negros Oriental	15,100,000	15,100,000
PARO - Siquijor	3,350,000	3,350,000
Region VIII - Eastern Visayas	23,382,000	23,382,000

Regional Office VIII - Proper	200,000	200,000
PARO - Biliran	2,545,000	2,545,000
PARO - Eastern Samar	4,580,000	4,580,000
PARO - Leyte	3,920,000	3,920,000
PARO - Northern Samar	4,937,000	4,937,000
PARO - Samar	3,350,000	3,350,000
PARO - Southern Leyte	3,850,000	3,850,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	73
DEPARTMENT OF AGRARIAN REFORM

Region IX - Zamboanga Peninsula	14,700,000	14,700,000

Regional Office IX - Proper	150,000	150,000
PARO - Zamboanga del Norte	4,850,000	4,850,000
PARO - Zamboanga del Sur	5,350,000	5,350,000
PARO - Zamboanga Sibugay	4,350,000	4,350,000
Region X - Northern Mindanao	24,010,000	24,010,000

Regional Office X - Proper	300,000	300,000
PARO - Bukidnon	5,802,000	5,802,000
PARO - Camiguin	3,350,000	3,350,000
PARO - Lanao del Norte	4,930,000	4,930,000
PARO - Misamis Occidental	4,428,000	4,428,000
PARO - Misamis Oriental	5,200,000	5,200,000
Region XI - Davao	23,750,000	23,750,000

Regional Office XI - Proper	300,000	300,000
PARO - Davao City	3,850,000	3,850,000
PARO - Davao de Oro	2,850,000	2,850,000
PARO - Davao del Sur	5,700,000	5,700,000
PARO - Davao Occidental	3,850,000	3,850,000
PARO - Davao Oriental	3,850,000	3,850,000
PARO - Davao Province (del Norte)	3,350,000	3,350,000
Region XII - SOCCSKSARGEN	16,232,000	16,232,000

Regional Office XII - Proper	200,000	200,000
PARO - Cotabato Province (North)	5,802,000	5,802,000
PARO - Sarangani	3,410,000	3,410,000
PARO - South Cotabato	3,410,000	3,410,000
PARO - Sultan Kudarat	3,410,000	3,410,000
Region XIII - Caraga	16,386,000	16,386,000

Regional Office XIII - Proper	200,000	200,000

74	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARO - Agusan del Norte				5,446,000				5,446,000
PARO - Agusan del Sur				3,410,000				3,410,000
PARO - Surigao del Norte				3,410,000				3,410,000
PARO - Surigao del Sur				3,920,000				3,920,000

Sub-total, Operations		3,811,936,000		1,649,065,000				5,461,001,000

Total, Regular Programs		5,265,033,000		3,900,368,000		196,526,000		9,361,927,000

PROJECT(S)
Foreign-Assisted Project(s)
Support to Parcelization of Lands for Individual Titling (SPLIT) Project IBRD Loan No. 9141 - PH		93,237,000		576,323,000				669,560,000

National Capital Region (NCR)		93,237,000		576,323,000				669,560,000

Central Office		93,237,000		576,323,000				669,560,000

GOP Counterpart		93,237,000		576,323,000				669,560,000
Value Chain Innovation for Sustainable Transformation in Agrarian Reform Communities (VISTA)		7,777,000		368,905,000		33,869,000		410,551,000

National Capital Region (NCR)		7,777,000		368,905,000		33,869,000		410,551,000

Central Office		7,777,000		368,905,000		33,869,000		410,551,000

Loan Proceeds				323,956,000		28,024,000		351,980,000
GOP Counterpart		7,777,000		44,949,000		5,845,000		58,571,000

Sub-total, Foreign-Assisted Project(s)		101,014,000		945,228,000		33,869,000		1,080,111,000

Total, Project(s)		101,014,000		945,228,000		33,869,000		1,080,111,000

TOTAL NEW APPROPRIATIONS	₱	5,366,047,000	₱	4,845,596,000	₱	230,395,000	₱	10,442,038,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,805,142

Total Permanent Positions	3,805,142

DECEMBER 30, 2024	OFFICIAL GAZETTE	75
DEPARTMENT OF AGRARIAN REFORM

Other Compensation Common to All
Personnel Economic Relief Allowance	200,016
Representation Allowance	96,954
Transportation Allowance	96,144
Clothing and Uniform Allowance	58,338
Honoraria	101,014
Mid-Year Bonus - Civilian	317,091
Year End Bonus	317,091
Cash Gift	41,670
Productivity Enhancement Incentive	41,670
Step Increment	9,506

Total Other Compensation Common to All	1,279,494

Other Benefits
PAG-IBIG Contributions	19,990
PhilHealth Contributions	92,635
Employees Compensation Insurance Premiums	9,989
Loyalty Award - Civilian	5,225
Terminal Leave	153,572

Total Other Benefits	281,411

Total Personnel Services	5,366,047

Maintenance and Other Operating Expenses
Travelling Expenses	489,508
Training and Scholarship Expenses	533,931
Supplies and Materials Expenses	690,008
Utility Expenses	203,142
Communication Expenses	183,273
Awards/Rewards and Prizes	3,032
Survey, Research, Exploration and Development Expenses	186,762
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	9,477
Professional Services	831,317
General Services	310,232
Repairs and Maintenance	192,159
Financial Assistance/Subsidy	445,227
Taxes, Insurance Premiums and Other Fees	19,162
Other Maintenance and Operating Expenses
Advertising Expenses	2,863
Printing and Publication Expenses	7,302
Representation Expenses	101,504
Transportation and Delivery Expenses	21,058
Rent/Lease Expenses	179,391
Membership Dues and Contributions to Organizations	253
Subscription Expenses	334,239
Donations	35
Other Maintenance and Operating Expenses	101,721

Total Maintenance and Other Operating Expenses	4,845,596

Total Current Operating Expenditures	10,211,643

76	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	3,726
Infrastructure Outlay	647
Machinery and Equipment Outlay	205,434
Transportation Equipment Outlay	16,088
Furniture, Fixtures and Books Outlay	4,500

Total Capital Outlays	230,395

TOTAL NEW APPROPRIATIONS	10,442,038

DECEMBER 30, 2024	OFFICIAL GAZETTE	77
DEPARTMENT OF AGRARIAN REFORM

GENERAL SUMMARY

DEPARTMENT OF AGRARIAN REFORM

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	5,366,047,000	₱	4,845,596,000	₱	230,395,000	₱	10,442,038,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF AGRARIAN REFORM	₱	5,366,047,000	₱	4,845,596,000	₱	230,395,000	₱	10,442,038,000

78	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s) and foreign-assisted project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	107,671,435,000

New Appropriations by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,009,715,000	₱	775,216,000	₱	167,700,000	₱	1,952,631,000
Support to Operations		1,158,950,000		4,155,449,000		879,986,000		6,194,385,000
Operations		2,004,814,000		32,303,323,000		6,943,447,000		41,251,584,000

TECHNICAL AND SUPPORT SERVICES PROGRAM		1,334,159,000		29,988,337,000		1,526,098,000		32,848,594,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM		18,434,000		1,743,267,000		5,329,642,000		7,091,343,000
AGRICULTURE AND FISHERY POLICY PROGRAM		48,725,000		15,099,000				63,824,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM		603,496,000		556,620,000		87,707,000		1,247,823,000

Total, Regular Programs		4,173,479,000		37,233,988,000		7,991,133,000		49,398,600,000

B. PROJECT(S)
Locally-Funded Project(s)				11,288,443,000		34,499,980,000		45,788,423,000
Foreign-Assisted Project(s)				2,924,921,000		9,559,491,000		12,484,412,000

Total, Project(s)				14,213,364,000		44,059,471,000		58,272,835,000

TOTAL NEW APPROPRIATIONS	₱	4,173,479,000	₱	51,447,352,000	₱	52,050,604,000	₱	107,671,435,000

Special Provision(s)

1. Agricultural Competitiveness Enhancement Fund. In addition to the amounts appropriated herein, Three Hundred Seventy Four Million Sixty Nine Thousand Pesos (₱374,069,000), which represents the remaining balance of the Agricultural Competitiveness Enhancement Fund (ACEF), after the expiration of the collection of duties for the ACEF, shall be used for the increased productivity of farmers and fisherfolk pursuant to Section 1 of R.A. No. 10848, subject to DA, LBP, and CHED Joint Memorandum No. 1, s. 2021, in accordance with the following allocation:

(a) Two Hundred Eighty Four Million Two Hundred Ninety Eight Thousand Pesos (₱284,298,000) for the provision of credit with reasonable interest which shall be released directly to LBP subject to the provision of LBP A.O. No. 15 dated February 14, 2018 and to the following credit limit: (i) Five Million Pesos (₱5,000,000) per project loan of Filipino farmers and fisherfolk associations and cooperatives, and micro and small-scale enterprises; and (ii) One Million Pesos (₱1,000,000) per individual farmer or fisherfolk;

(b) Thirty Five Million Five Hundred Thirty Seven Thousand Pesos (₱35,537,000) as grants for: (i) research, development and commercialization of agricultural and fishery products; (ii) upgrading of research facilities of qualified SUCS, which shall not exceed Five Million Pesos (₱5,000,000) per project; and

DECEMBER 30, 2024	OFFICIAL GAZETTE	79
DEPARTMENT OF AGRICULTURE

(c) Fifty Four Million Two Hundred Thirty Four Thousand Pesos (₱54,234,000) for the funding of a comprehensive and attractive grant-in-aid program for agriculture, forestry, fisheries, and veterinary medicine which shall be released directly to CHED, subject to the requirements and procedures under CHED and DA J.M.C. No. 2, s. 2024 and subsequent issuances for the purpose.

Implementation of this provision shall be subject to judicious programming based on actual collections and utilization of funds.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

The DA shall monitor and evaluate the progress of the programs, activities and projects relative to the use of the fund and submit a written quarterly progress report thereon, which shall be submitted to the Congressional Oversight Committee on Agricultural and Fisheries Modernization (COCAFM), the House Committee on Appropriations, and the Senate Committee on Finance.

2. Seed Fund. In addition to the amounts appropriated herein, Twenty One Million Ninety Thousand Pesos (₱21,090,000) shall be used for the implementation of the seed industry development programs sourced from the proceeds of the sales of certified seeds and plant materials, fines collected for violations of R.A. No. 7308, and donations from private or government agencies to be held in trust by the Bureau of Plant Industry, constituted into the Seed Fund in accordance with Section 16 of the same Act and its IRR.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Livestock Promotion Fund. In addition to the amounts appropriated herein, Sixty Nine Million Six Hundred Thirty Five Thousand Pesos (₱69,635,000) shall be used for the stabilization, protection and development of the Philippine livestock industry sourced from all fees, charges and other income derived from the activities undertaken under R.A. No. 1556 as well as all the proceeds from the sale of the animals which may not be needed by the Bureau of Animal Industry and all other income from the activities undertaken under R.A. No. 1578, constituted into the Livestock Promotion Fund in accordance with Section 9 of R.A. No. 1556 and Section 5 of R.A. No. 1578.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

4. Remedies Fund. In addition to the amounts appropriated herein, Thirty Eight Million Five Hundred Sixty Nine Thousand Pesos (₱38,569,000) shall be used in the implementation of remedies, including safeguard measures, for the protection of the domestic industries and producers from increased imports which cause or threaten to cause serious injury to the local industries, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Implementation of this provision shall be subject to judicious programming based on actual collections and utilization of funds.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

The DA shall monitor and evaluate the progress of the programs, activities and projects relative to the use of the fund and submit a written quarterly progress report thereon, which shall be submitted to the COCAFM, the House Committee on Appropriations, and the Senate Committee on Finance.

5. Competitiveness Enhancement Measures Fund. In addition to the amounts appropriated herein, One Billion Two Hundred Fifty Million Pesos (₱1,250,000,000) shall be utilized for the issuance of grants relative to the implementation of agricultural and fishery programs, projects, and activities that promote the competitiveness of the agri-fishery industries affected by increased imports, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Competitiveness Enhancement Measures Fund in accordance with Section 34 of R.A. No. 8800: Provided, That the fund allocation shall include, but is not limited to, the following purposes:

(a) Development and accreditation of nurseries for plants and stock farms for livestock;

(b) Organization of farmers into cooperatives and associations, specially those engaged in coffee farming;

(c) Selection and distribution of site-specific planting varieties;

(d) Repopulation and enhancement of multiplier farms;

(e) Establishment of postharvest facilities; and

(f) Provision of market access and branding support.

Administration of the fund shall be subject to DA-DTI J.M.C. No. 23-01 dated March 22, 2023, and DA M.C. No. 24-05 dated February 13, 2024.

Implementation of this provision shall be subject to judicious programming based on actual collections and utilization of funds.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

The DA shall monitor and evaluate the progress of the programs, activities and projects relative to the use of the fund and submit a written quarterly progress report thereon, which shall be submitted to the COCAFM, the House Committee on Appropriations, and the Senate Committee on Finance.

6. Quick Response Fund. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for: (i) provision of various production inputs for crops, livestock and poultry, and fisheries; (ii) repair of production, post-production and small-scale irrigation facilities, equipment, and machineries; and (iii) provision of other assistance in the form of cash for culled live animals or necessary tools and supplies directly used to mitigate the effects of an ongoing disaster, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

Implementation of this provision shall be subject to the guidelines to be issued by the OCD and DBM.

80	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

7. Agriculture and Fisheries Modernization Program. The amount of One Hundred Twenty Six Billion Seven Hundred Fifty Eight Million Two Hundred Twenty One Thousand Pesos (₱126,758,221,000) appropriated under the DA and all its bureaus and offices shall be used in support of the programs and projects under the Agriculture and Fisheries Modernization Program (AFMP).

This amount shall be supplemented by specific appropriations in the budgets of the various implementing agencies of AFMP, as follows:

CHED	₱	15,397,000
DAR		2,145,066,000
DTI		121,166,000
NDA		537,813,000
NIA		56,419,805,000
NFA		14,453,000,000
NTA		550,504,000
PCA		889,065,000
PCIC		4,500,000,000
PFDA		5,525,549,000
PhilRice		954,392,000
SRA		1,000,000,000

TOTAL	₱	87,111,757,000

8. National Programs of the Department of Agriculture. The amount of Thirty Six Billion One Hundred Thirty Six Million One Hundred Fifty One Thousand Pesos (₱36,136,151,000) appropriated herein for the National Programs for Rice, Corn, High Value Crops Development, Organic Agriculture, Livestock, and Urban and Peri-Urban Agriculture shall be implemented with priority given to: (i) major rice, corn, high value crops, organic, livestock producing provinces, and provinces with areas suitable for conversion to organic and urban and peri-urban agriculture; (ii) areas where the majority of the small farmers and fisherfolks registered under the Registry System for Basic Sectors in Agriculture (RSBSA) are located; and (iii) provinces or regions where the absolute number of poor farmers or fisherfolk and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

Of the amounts appropriated herein for the National Rice Program (NRP), the following amounts shall be utilized for specific programs, activities, and projects, subject to existing budgeting, accounting, and auditing rules and regulations:

(a) The amount of Four Hundred Fifty Eight Million Four Hundred Forty Six Thousand Pesos (₱458,446,000) shall be directly released to the DA-PhilRice for the implementation of the following specific programs, activities, and projects:

(i) Local seed system development of inbred and public hybrid rice varieties amounting to Fifty Million Eight Hundred Fifty Thousand Pesos (₱50,850,000);

(ii) Conduct of rice-related studies in line with the National Agriculture and Fisheries Research for Development Agenda and Programs (NAFRDEAP) amounting to Two Hundred Forty Nine Million Five Hundred Ninety Thousand Pesos (₱249,590,000) as reviewed, finalized and endorsed for approval by the Research and Development Sub-group of the Masagana Cross-Functional Technical Working Group;

(iii) Rehabilitation and improvement of branch facilities in Los Baños, Laguna amounting to Seventy Five Million Pesos (₱75,000,000);

(iv) Provision of technical support to rice-related national priority programs, activities, and projects funded under the NRP amounting to Seventy Four Million Eighty Seven Thousand Pesos (₱74,087,000); and

(v) Provision of developmental funding support for the initial phase of the Low Glycemic Index (Low GI) Rice Project (e.g. PSB RC 86 and NSIC RC 147 variety) amounting to Eight Million Nine Hundred Nineteen Thousand Pesos (₱8,919,000);

(b) The amount of Twenty Six Million Pesos (₱26,000,000) shall be directly released to the DA-Fertilizer and Pesticide Authority (FPA) to enhance monitoring and enforcement capacity, including review of policies and regulations governing the use of fertilizers, biofertilizers, pesticides and other agricultural chemicals, as well as support in the development of protocols and standards on the use of agricultural drones, and implementation of related information dissemination activities;

(c) The amount of Thirty Million Pesos (₱30,000,000) shall be directly released to the University of the Philippines Los Baños (UPLB) for augmentation of the Agricultural and Rural Development Scholarship Fund created under P.D. No. 1209, s. 1977 in order to support the existing batches of qualified and academically excelling scholars/ students from the rice farming sector of the country to study as agriculturists in UPLB and the training of agriculture extension workers and DA personnel on postgraduate agriculture studies, including the CY 2024 scholars as the last batch of beneficiaries of the program under the NRP Fund. Guidelines shall be jointly issued by the DA and UPLB;

(d) The amount of Thirty Million Pesos (₱30,000,000) shall be directly released to the Philippine Institute for Development Studies (PIDS), specifically for the conduct of the rice industry baseline study to support the mid-term and end-term evaluation of the Rice Competitiveness Enhancement Fund (RCEF) and the NRP; and

(e) The amount of Fifteen Billion Eight Hundred Sixty Four Million Eight Hundred Sixty Nine Thousand Pesos (₱I5,864,869,000) shall be appropriated herein for the provision of agricultural input assistance and services, including hybrid seeds, inorganic fertilizer, biofertilizer, soil ameliorants and agricultural drone services to RSBSA-registered rice farmers in clustered farms, with flexibility in implementation modality of the program. For the distribution of hybrid rice seeds, priority shall be given to locally-produced seeds. Implementation of programs shall be subject to the guidelines issued by the DA.

DECEMBER 30, 2024	OFFICIAL GAZETTE	81
DEPARTMENT OF AGRICULTURE

9. Farm-to-Market Road Projects. The amount of Twenty Three Billion Two Hundred Forty One Million Two Hundred Fifty Thousand Pesos (₱23,241,250,000) appropriated herein for Farm-to-Market Road (FMR) projects shall be released directly to the DPWH for the construction, improvement, rehabilitation and repair of FMRs in accordance with the National FMR Network Plan (2023-2028). For this purpose, the DA shall ensure that: (i) the FMR network plan shall include the scope of work, estimated length in kilometers, and specific location for each of the FMR projects, as well as a list of priority FMR projects, which must lead to arterial or secondary roads and key production areas; and (ii) the FMRs implemented are properly geo-tagged.

The approved FMR network plan shall be regularly updated to prioritize: (i) major rice, corn, high value commercial crops, livestock and fishery producing provinces; (ii) areas where the majority of small farmers and agrarian reform beneficiaries registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

Upon completion of the construction, improvement, rehabilitation and repair of FMRs, the DPWH shall turnover the management and ownership thereof to the LGUs concerned, which shall commit to shoulder the maintenance and repair costs.

10. Small-Scale Irrigation Projects. The amount of One Billion Twenty Six Million Four Hundred Four Thousand Pesos (₱1,026,404,000) appropriated herein for the implementation of small-scale irrigation projects shall be used for the construction, restoration, improvement, or installation, of small-scale irrigation projects in accordance with the master plan approved by the DA.

Upon completion of the construction, restoration, improvement, or installation, of irrigation facilities, the DA shall turnover the management and ownership thereof to the LGUs or irrigator associations concerned, which shall commit to shoulder the maintenance and repair costs.

The DA, in coordination with the LGUs and irrigator’s association, shall prioritize the following in the updating of the master plan: (i) major rice, corn, high value commercial crops producing provinces, and provinces with areas suitable for conversion to organic agriculture; (ii) areas where the majority of small farmers registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved network plan, community of farmers and agrarian reform beneficiaries, small-scale irrigation projects to be constructed for the year with the corresponding budgetary allocation, status of implementation supported by pre-construction and post-construction geo-tagged photos, aid project evaluation and/or assessment reports are encoded in the Agricultural Bio-system Engineering Management Information System (ABEMIS) and posted on the DA website.

11. Agricultural Machineries, Equipment and Facilities. The amount of Five Billion Eight Hundred Twenty Four Million Six Hundred Ninety Three Thousand Pesos (₱5,824,693,000) appropriated herein for Agricultural Machineries, Equipment and Facilities shall be used for the construction or rehabilitation of facilities and procurement of machineries and equipment.

Upon completion of the construction or rehabilitation of facilities and procurement of machineries and equipment, the DA shall turnover the management and ownership thereof to the LGUs or farmers or fisherfolk organizations concerned, which shall commit to shoulder maintenance, repair and operating costs.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved master plan, status of implementation and project evaluation and/or assessment reports are encoded in the ABEMIS and posted on the DA website.

12. Engineering and Administrative Overhead Expenses. The DA is authorized to deduct engineering and administrative overhead (EAO) expenses not exceeding one percent (1%) of the project funds for small-scale irrigation projects and other infrastructure projects costing more than One Million Pesos (₱1,000,000).

The authorized EAO expenses shall be limited to: (i) administrative overhead including the hiring of individuals engaged as job orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities such as topographic survey, and detailed engineering design, among others; (iii) construction project supervision, monitoring and project management; (iv) conduct of Constructors Performance Evaluation System; and (v) testing, evaluation and quality control. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost. This provision shall be subject to DA-DBM J.M.C. No. 4, dated May 27, 2021.

Disbursements or expenditures by the DA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

13. Seed Buffer Stocking. The amount of Nine Hundred Ninety Four Million Five Hundred Thirty Five Thousand Pesos (₱994,535,000) appropriated herein under Production Support Services Sub-Program on Rice and Corn shall be used for the purchase of seeds for buffer stocking to ensure the availability of high quality rice and corn seeds to be used in times of calamities and unforeseen events affecting rice and corn productions. In the distribution of seeds, the DA shall prioritize major rice and corn producing provinces in Geographically Isolated and Disadvantaged Areas (GIDA), as well as those affected by the typhoons and natural calamities.

14. Resilience of Agricultural Communities. The DA shall endeavor to increase the resilience of agricultural communities through the implementation of disaster-resilient agricultural infrastructure projects and the distribution and development of seeds which are optimally adaptive to present and future climate conditions.

The DA shall also conduct seminars and trainings for LGUs and farmers on the importance of water catchments and organic farming approaches, among the other elements of sustainable land use.

15. Emergency Purchase. The DA may resort to emergency purchase of goods in accordance with the provisions of existing government procurement laws, rules and regulations, and GPPB guidelines, for the cure and prevention of animal diseases outbreaks as may be declared by the DA, such as, but not limited to, Avian Influenza, African Swine Fever and rehabilitation of areas under calamity. Goods bought during an emergency should be delivered and distributed for the duration thereof.

16. Fuel Assistance to Farmers. The amount of Seventy Five Million Pesos (₱75,000,000) appropriated herein for Fuel Assistance to Farmers shall be used for fuel assistance, inclusive of the operating expense incurred in the distribution, to farmers: Provided, That the farmer beneficiary owns or rents an agricultural machinery: Provided, further, That the farmer beneficiary should be listed in the RSBSA.

The grant of the subsidy to the intended beneficiaries by the DA shall be subject to the issuance by the DOE of a certification that the actual average price, for one (1) calendar month, of Dubai crude oil based on Mean of Platts Singapore per barrel has reached Eighty Dollars (USD 80).

82	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

The DA, through its Bureau of Agricultural and Fisheries Engineering (BAFE) and Regional Field Offices, shall implement the program and are authorized to deduct one and one half percent (1.5%) of the said amount for administrative and other operational expenses.

Implementation of the program shall be subject to the guidelines to be issued by the DA, in coordination with the DOE.

17. African Swine Fever Prevention, Control, and Recovery Program. The amount of One Hundred Eighty Two Million Seventeen Thousand Pesos (₱182,017,000) appropriated herein under the African Swine Fever (ASF) Prevention, Control, and Recovery Program shall be used for the following:

(a) ASF vaccination program;

(b) Biosecurity, monitoring, and surveillance activities;

(c) Conduct of training for the frontline implementors, vaccinators, and checkpoint inspectors; and

(d) Other support activities related to ASF prevention, control, and recovery.

18. Animal Welfare Program. The amount of Two Hundred Twenty One Million Seven Hundred Forty Eight Thousand Pesos (₱221,748,000) appropriated herein under the Animal Welfare Program shall be used for the following: (i) conduct of rabies vaccination; (ii) spaying and neutering of dogs and cats; and (iii) other support activities related to rabies prevention and population control of dogs and cats.

19. Rice Competitiveness Enhancement Fund. Of the amounts appropriated herein, Ten Billion Pesos (₱10,000,000,000) shall be credited to a Special Account in the General Fund, constituted as the Rice Competitiveness Enhancement Fund (RCEF), pursuant to R.A. No. 11203, as amended by R.A. No. 12078.

The amount appropriated shall be released directly to the implementing agencies and used for the attainment of the objectives and plans of the Rice Industry Roadmap, subject to the guidelines issued thereon, in accordance with the following allocation:

(a) Rice Farm Machineries and Equipment - Sixty percent (60%) of the fund shall be released to and implemented by the Philippine Center for Postharvest Development and Mechanization (PhilMech) as grant in kind to eligible farmers associations, registered rice cooperatives and LGUs according to their choice, in the form of rice farm equipment, such as tillers, tractors, seeders, threshers, rice planters, harvesters, irrigation pumps, small solar irrigation, reapers, dryers, millers and postharvest and processing facilities such as warehouses, grain storage facilities and drying facilities: Provided, That the PhilMech shall procure from accredited manufacturers and local machine fabricators to spur the establishment of farm-level fabrication, repair, and maintenance of farm implements and equipment and to assist in the promotion of locally manufactured farm machineries and equipment and ensure their maximum utilization: Provided, further, That five percent (5%) of the allocation for rice farm machineries and equipment under this subparagraph shall be allotted for the promotion, establishment, support and development of Fabrication, Repair. and Maintenance Centers (FARM-Cs) of farm machinery, equipment and tools, including grants to be given every year to at least two (2) FARM-Cs in each RCEF rice-producing province. The PhilMech shall continuously collaborate with existing and emerging FARM-Cs nationwide. For this purpose, FARM-C shall refer to setting up of machine shops and fabrication hubs in rural areas which shall repair the existing agricultural equipment of farmers cooperatives, associations, and LGUs given under the RCEF.

(b) Rice Seed Development, Propagation and Promotion — Forty percent (40%) of the fund shall be released to and implemented by the PhilRice, and shall be used for the development, propagation, distribution, and promotion of high quality inbred seeds to rice farmers and the organization of rice farmers into seed growers associations and/ or cooperatives engaged in seed production and trade.

The Bureau of Customs (BOC) and the DA shall submit separate reports on the annual remittance and disbursement of funds to the Senate Committee on Agriculture, Food and Agrarian Reform, the House Committee on Agriculture and Food, the House Committee on Appropriations, and the Senate Committee on Finance.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2024, Volume I-B, page 757, R.A. No. 12116)

20. Youth Internship Program on Organic Agriculture (YIPOA) under the National Organic Agriculture Program or the Department of Agriculture. The amount appropriated herein under the Extension Support, Education, and Training Services Sub-program amounting to Seventy Five Million Pesos (₱75,000,000) shall be used to support the Youth Internship Program, with the following breakdown:

Batch 2 (Year 2 Component)		₱	31,000,000

a.	Continuing Incentives to Interns		18,000,000
b.	Incentive to Farm Partner		9,000,000
c.	Administrative Expenses		4,000,000
Batch 3 (Year 1 Component)		₱	44,000,000

a.	Cash Allowance of Interns and Farm Partner		13,500,000
b.	Working Capital Grants		22,500,000
c.	Administrative Expenses		8,000,000

	Total	₱	75,000,000

Provided, That the interns shall be composed of out-of-school youth and youth graduates of any course who are interested and willing to practice organic agriculture.

Provided, further, That the National Organic Agriculture Program (NOAP) shall establish implementing guidelines by the approval of the National Organic Agriculture Board (NOAB) to include the criteria and procedures in selecting interns and farm partners for the internship program.

Provided, furthermore, That the interns and farm partners shall receive monthly cash allowances and mentoring fee for the duration of the nine-month long on-farm training program.

Provided, furthermore, That the Regional Screening and Selection Committee (RSSC) shall assess and approve the interns’ proposed Organic Agriculture (OA) business/enterprise projects and shall be endorsed to the National Steering Committee (NSC).

Provided, furthermore, That each intern who finishes the nine-month on-farm training program and has an approved business/enterprise project shall receive a working capital grant of One Hundred Fifty Thousand Pesos (₱150,000) to start an OA business/enterprise.

Provided, furthermore, That each intern who completes the twelve-month farm trial period and successfully implements their business/enterprise shall receive One Hundred Twenty Thousand Pesos (₱120,000) incentive from the NOAP. The farm partner shall receive Sixty Thousand Pesos (₱60,000) in every successful implementation of the intern’s OA business/enterprise.

DECEMBER 30, 2024	OFFICIAL GAZETTE	83
DEPARTMENT OF AGRICULTURE

Provided, finally, That the interns and farm partners shall attend the graduation ceremony after the 21-month internship program.

21. Reporting and Posting Requirements. The DA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DA’s website.

The DA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

22. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	866,918,000	₱	775,216,000	₱	167,700,000	₱	1,809,834,000

National Capital Region (NCR)		416,264,000		376,378,000		56,400,000		849,042,000

Central Office		183,873,000		264,399,000		29,100,000		477,372,000
Agricultural Training Institute		22,932,000		14,537,000		12,800,000		50,269,000
Bureau of Agricultural and Fisheries Engineering		14,178,000		13,384,000				27,562,000
Bureau of Agricultural Research		13,770,000		6,827,000		8,400,000		28,997,000
Bureau of Animal Industry		65,940,000		49,641,000		3,700,000		119,281,000
Bureau of Plant Industry		68,554,000		14,845,000				83,399,000
Bureau of Soils and Water Management		47,017,000		12,745,000		2,400,000		62,162,000
Region I - Ilocos		28,047,000		25,505,000		2,400,000		55,952,000

Regional Field Unit - I		28,047,000		25,505,000		2,400,000		55,952,000
Cordillera Administrative Region (CAR)		25,654,000		18,835,000		5,400,000		49,889,000

Regional Field Unit - CAR		25,654,000		18,835,000		5,400,000		49,889,000
Region II - Cagayan Valley		25,921,000		41,484,000		11,500,000		78,905,000

Regional Field Unit - II		25,921,000		41,484,000		11,500,000		78,905,000
Region III - Central Luzon		28,315,000		43,955,000		5,400,000		77,670,000

Regional Field Unit - III		28,315,000		43,955,000		5,400,000		77,670,000

84	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON	32,549,000	31,435,000	3,700,000	67,684,000

Regional Field Unit - IVA	32,549,000	31,435,000	3,700,000	67,684,000
Region IVB - MIMAROPA	24,451,000	20,187,000	9,100,000	53,738,000

Regional Field Unit - IVB	24,451,000	20,187,000	9,100,000	53,738,000
Region V - Bicol	44,908,000	29,367,000	2,400,000	76,675,000

Regional Field Unit - V	44,908,000	29,367,000	2,400,000	76,675,000
Region VI - Western Visayas	27,194,000	33,975,000	3,700,000	64,869,000

Regional Field Unit - VI	27,194,000	33,975,000	3,700,000	64,869,000
Region VII - Central Visayas	26,944,000	29,094,000	3,700,000	59,738,000

Regional Field Unit - VII	26,944,000	29,094,000	3,700,000	59,738,000
Region VIII - Eastern Visayas	31,429,000	36,983,000	12,100,000	80,512,000

Regional Field Unit - VIII	31,429,000	36,983,000	12,100,000	80,512,000
Region IX - Zamboanga Peninsula	33,159,000	29,660,000	9,700,000	72,519,000

Philippine Rubber Research Institute	6,046,000	12,816,000	6,000,000	24,862,000
Regional Field Unit - IX	27,113,000	16,844,000	3,700,000	47,657,000
Region X - Northern Mindanao	43,048,000	16,588,000	9,100,000	68,736,000

Regional Field Unit - X	43,048,000	16,588,000	9,100,000	68,736,000
Region XI - Davao	25,978,000	9,659,000	10,800,000	46,437,000

Regional Field Unit - XI	25,978,000	9,659,000	10,800,000	46,437,000
Region XII - SOCCSKSARGEN	24,721,000	10,355,000	11,500,000	46,576,000

Regional Field Unit - XII	24,721,000	10,355,000	11,500,000	46,576,000
Region XIII - Caraga	28,336,000	21,756,000	10,800,000	60,892,000

Regional Field Unit - XIII	28,336,000	21,756,000	10,800,000	60,892,000
Administration of Personnel Benefits	142,797,000			142,797,000

National Capital Region (NCR)	63,815,000			63,815,000

Central Office	4,527,000			4,527,000
Agricultural Training Institute	5,658,000			5,658,000
Bureau of Animal Industry	15,210,000			15,210,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	85
DEPARTMENT OF AGRICULTURE

Bureau of Plant Industry	27,204,000	27,204,000
Bureau of Soils and Water Management	11,216,000	11,216,000
Regional I - Ilocos	1,673,000	1,673,000

Regional Field Unit - I	1,673,000	1,673,000
Cordillera Administrative Region (CAR)	5,529,000	5,529,000

Regional Field Unit - CAR	5,529,000	5,529,000
Region II - Cagayan Valley	5,012,000	5,012,000

Regional Field Unit - II	5,012,000	5,012,000
Region III - Central Luzon	3,822,000	3,822,000

Regional Field Unit - III	3,822,000	3,822,000
Region IVA - CALABARZON	11,075,000	11,075,000

Regional Field Unit - IVA	11,075,000	11,075,000
Region IVB - MIMAROPA	7,601,000	7,601,000

Regional Field Unit - IVB	7,601,000	7,601,000
Region V - Bicol	12,904,000	12,904,000

Regional Field Unit - V	12,904,000	12,904,000
Region VI - Western Visayas	4,114,000	4,114,000

Regional Field Unit - VI	4,114,000	4,114,000
Region VII - Central Visayas	2,589,000	2,589,000

Regional Field Unit - VII	2,589,000	2,589,000
Region VIII - Eastern Visayas	2,907,000	2,907,000

Regional Field Unit - VIII	2,907,000	2,907,000
Region IX - Zamboanga Peninsula	2,816,000	2,816,000

Regional Field Unit - IX	2,816,000	2,816,000
Region X - Northern Mindanao	10,181,000	10,181,000

Regional Field Unit - X	10,181,000	10,181,000
Region XI - Davao	3,852,000	3,852,000

Regional Field Unit - XI	3,852,000	3,852,000

86	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XII - SOCCSKSARGEN	2,942,000			2,942,000

Regional Field Unit - XII	2,942,000			2,942,000
Region XIII - Caraga	1,965,000			1,965,000

Regional Field Unit - XIII	1,965,000			1,965,000

Sub-total, General Administration and Support	1,009,715,000	775,216,000	167,700,000	1,952,631,000

Support to Operations
Planning and Policy Formulation for Soil and Water Resources Conservation, Management and Development	112,588,000	87,182,000		199,770,000

National Capital Region (NCR)	112,588,000	87,182,000		199,770,000

Bureau of Soils and Water Management	112,588,000	87,182,000		199,770,000
Coordination of Agricultural Research	20,898,000	6,641,000		27,539,000

National Capital Region (NCR)	20,898,000	6,641,000		27,539,000

Bureau of Agricultural Research	20,898,000	6,641,000		27,539,000
Information and Communication Technology (ICT) Management Support	30,165,000	410,103,000	358,073,000	798,341,000

National Capital Region (NCR)	30,165,000	245,760,000	205,913,000	481,838,000

Central Office	30,165,000	176,955,000	151,363,000	358,483,000
Agricultural Training Institute		10,303,000	9,300,000	19,603,000
Bureau of Agricultural and Fisheries Engineering		8,596,000	9,800,000	18,396,000
Bureau of Agricultural Research		9,813,000	9,800,000	19,613,000
Bureau of Animal Industry		13,260,000	7,400,000	20,660,000
Bureau of Plant Industry		12,333,000	9,800,000	22,133,000
Bureau of Soils and Water Management		14,500,000	8,450,000	22,950,000
Region I - Ilocos		10,782,000	9,900,000	20,682,000

Regional Field Unit - I		10,782,000	9,900,000	20,682,000
Cordillera Administrative Region (CAR)		8,972,000	8,800,000	17,772,000

Regional Field Unit - CAR		8,972,000	8,800,000	17,772,000
Region II - Cagayan Valley		15,240,000	9,900,000	25,140,000

Regional Field Unit - II		15,240,000	9,900,000	25,140,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	87
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon		9,875,000	9,400,000	19,275,000

Regional Field Unit - III		9,875,000	9,400,000	19,275,000
Region IVA - CALABARZON		14,030,000	8,300,000	22,330,000

Regional Field Unit - IVA		14,030,000	8,300,000	22,330,000
Region IVB - MIMAROPA		10,837,000	9,600,000	20,437,000

Regional Field Unit - IVB		10,837,000	9,600,000	20,437,000
Region V - Bicol		13,202,000	9,700,000	22,902,000

Regional Field Unit - V		13,202,000	9,700,000	22,902,000
Region VI - Western Visayas		10,360,000	9,950,000	20,310,000

Regional Field Unit - VI		10,360,000	9,950,000	20,310,000
Region VII - Central Visayas		6,894,000	8,950,000	15,844,000

Regional Field Unit - VII		6,894,000	8,950,000	15,844,000
Region VIII - Eastern Visayas		10,493,000	9,900,000	20,393,000

Regional Field Unit - VIII		10,493,000	9,900,000	20,393,000
Region IX - Zamboanga Peninsula		18,269,000	19,690,000	37,959,000

Philippine Rubber Research Institute		7,388,000	9,800,000	17,188,000
Regional Field Unit - IX		10,881,000	9,890,000	20,771,000
Region X - Northern Mindanao		11,271,000	9,390,000	20,661,000

Regional Field Unit - X		11,271,000	9,390,000	20,661,000
Region XI - Davao		8,028,000	9,890,000	17,918,000

Regional Field Unit - XI		8,028,000	9,890,000	17,918,000
Region XII - SOCCSKSARGEN		10,664,000	9,890,000	20,554,000

Regional Field Unit - XII		10,664,000	9,890,000	20,554,000
Region XIII - Caraga		5,426,000	8,900,000	14,326,000

Regional Field Unit - XIII		5,426,000	8,900,000	14,326,000
Public Information Services	13,385,000	2,645,000		16,030,000

National Capital Region (NCR)	13,385,000	2,645,000		16,030,000

Central Office	13,385,000	2,645,000		16,030,000

88	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Development of Organizational Policies, Plans and Procedures	129,806,000	424,487,000	554,293,000

National Capital Region (NCR)	8,191,000	133,064,000	141,255,000

Central Office		127,640,000	127,640,000
Bureau of Agricultural and Fisheries Engineering	8,191,000	5,424,000	13,615,000
Region I - Ilocos	9,175,000	13,915,000	23,090,000

Regional Field Unit - I	9,175,000	13,915,000	23,090,000
Cordillera Administrative Region (CAR)	8,653,000	16,576,000	25,229,000

Regional Field Unit - CAR	8,653,000	16,576,000	25,229,000
Region II - Cagayan Valley	8,739,000	32,082,000	40,821,000

Regional Field Unit - II	8,739,000	32,082,000	40,821,000
Region III - Central Luzon	8,121,000	21,763,000	29,884,000

Regional Field Unit - III	8,121,000	21,763,000	29,884,000
Region IVA - CALABARZON	8,991,000	20,305,000	29,296,000

Regional Field Unit - IVA	8,991,000	20,305,000	29,296,000
Region IVB - MIMAROPA	7,421,000	16,118,000	23,539,000

Regional Field Unit - IVB	7,421,000	16,118,000	23,539,000
Region V - Bicol	7,815,000	30,853,000	38,668,000

Regional Field Unit - V	7,815,000	30,853,000	38,668,000
Region VI - Western Visayas	7,278,000	14,931,000	22,209,000

Regional Field Unit - VI	7,278,000	14,931,000	22,209,000
Region VII - Central Visayas	8,690,000	21,191,000	29,881,000

Regional Field Unit - VII	8,690,000	21,191,000	29,881,000
Region VIII - Eastern Visayas	8,087,000	14,876,000	22,963,000

Regional Field Unit - VIII	8,087,000	14,876,000	22,963,000
Region IX - Zamboanga Peninsula	5,501,000	24,375,000	29,876,000

Regional Field Unit - IX	5,501,000	24,375,000	29,876,000
Region X - Northern Mindanao	7,648,000	15,379,000	23,027,000

Regional Field Unit - X	7,648,000	15,379,000	23,027,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	89
DEPARTMENT OF AGRICULTURE

Region XI - Davao	7,696,000	17,565,000		25,261,000

Regional Field Unit - XI	7,696,000	17,565,000		25,261,000
Region XII - SOCCSKSARGEN	10,072,000	15,726,000		25,798,000

Regional Field Unit - XII	10,072,000	15,726,000		25,798,000
Region XIII - Caraga	7,728,000	15,768,000		23,496,000

Regional Field Unit - XIII	7,728,000	15,768,000		23,496,000
Agri-business and Marketing Services	22,823,000	3,929,000		26,752,000

National Capital Region (NCR)	22,823,000	3,929,000		26,752,000

Central Office	22,823,000	3,929,000		26,752,000
International Affairs Coordination and Liaisoning	70,753,000	137,753,000		208,506,000

National Capital Region (NCR)	70,753,000	137,753,000		208,506,000

Central Office	70,753,000	137,753,000		208,506,000
Operation and Maintenance of the Integrated Laboratories	297,299,000	385,290,000	514,688,000	1,197,277,000

Region I - Ilocos	21,839,000	25,029,000		46,868,000

Regional Field Unit - I	21,839,000	25,029,000		46,868,000
Cordillera Administrative Region (CAR)	16,021,000	17,574,000		33,595,000

Regional Field Unit - CAR	16,021,000	17,574,000		33,595,000
Region II - Cagayan Valley	24,232,000	61,739,000	23,000,000	108,971,000

Regional Field Unit - II	24,232,000	61,739,000	23,000,000	108,971,000
Region III - Central Luzon	23,222,000	40,932,000	84,028,000	148,182,000

Regional Field Unit - III	23,222,000	40,932,000	84,028,000	148,182,000
Region IVA - CALABARZON	27,193,000	19,752,000	14,130,000	61,075,000

Regional Field Unit - IVA	27,193,000	19,752,000	14,130,000	61,075,000
Region IVB - MIMAROPA	14,234,000	12,221,000	14,130,000	40,585,000

Regional Field Unit - IVB	14,234,000	12,221,000	14,130,000	40,585,000
Region V - Bicol	14,774,000	46,502,000	310,000,000	371,276,000

Regional Field Unit - V	14,774,000	46,502,000	310,000,000	371,276,000
Region VI - Western Visayas	23,090,000	9,892,000		32,982,000

Regional Field Unit - VI	23,090,000	9,892,000		32,982,000

90	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas	23,983,000	16,132,000		40,115,000

Regional Field Unit - VII	23,983,000	16,132,000		40,115,000
Region VIII - Eastern Visayas	16,021,000	11,595,000		27,616,000

Regional Field Unit - VIII	16,021,000	11,595,000		27,616,000
Region IX - Zamboanga Peninsula	21,598,000	42,570,000	69,400,000	133,568,000

Regional Field Unit - IX	21,598,000	42,570,000	69,400,000	133,568,000
Region X - Northern Mindanao	17,941,000	20,170,000		38,111,000

Regional Field Unit - X	17,941,000	20,170,000		38,111,000
Region XI - Davao	17,232,000	33,216,000		50,448,000

Regional Field Unit - XI	17,232,000	33,216,000		50,448,000
Region XII - SOCCSKSARGEN	20,107,000	17,807,000		37,914,000

Regional Field Unit - XII	20,107,000	17,807,000		37,914,000
Region XIII - Caraga	15,812,000	10,159,000		25,971,000

Regional Field Unit - XIII	15,812,000	10,159,000		25,971,000
Field Program Management Activities	171,522,000	1,454,537,000		1,626,059,000

National Capital Region (NCR)	26,384,000	392,290,000		418,674,000

Central Office	26,384,000	297,614,000		323,998,000
Agricultural Training Institute		4,450,000		4,450,000
Bureau of Agricultural and Fisheries Engineering		14,000,000		14,000,000
Bureau of Agricultural Research		4,560,000		4,560,000
Bureau of Animal Industry		7,793,000		7,793,000
Bureau of Plant Industry		34,523,000		34,523,000
Bureau of Soils and Water Management		29,350,000		29,350,000
Region I - Ilocos		72,251,000		72,251,000

Regional Field Unit - I		72,251,000		72,251,000
Cordillera Administrative Region (CAR)	5,282,000	60,372,000		65,654,000

Regional Field Unit - CAR	5,282,000	60,372,000		65,654,000
Region II - Cagayan Valley	20,103,000	124,514,000		144,617,000

Regional Field Unit - II	20,103,000	124,514,000		144,617,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	91
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon		100,824,000	100,824,000

Regional Field Unit - III		100,824,000	100,824,000
Region IVA - CALABARZON	27,402,000	65,173,000	92,575,000

Regional Field Unit - IVA	27,402,000	65,173,000	92,575,000
Region IVB - MIMAROPA		65,584,000	65,584,000

Regional Field Unit - IVB		65,584,000	65,584,000
Region V - Bicol	15,872,000	72,455,000	88,327,000

Regional Field Unit - V	15,872,000	72,455,000	88,327,000
Region VI - Western Visayas	20,460,000	74,890,000	95,350,000

Regional Field Unit - VI	20,460,000	74,890,000	95,350,000
Region VII - Central Visayas		51,902,000	51,902,000

Regional Field Unit - VII		51,902,000	51,902,000
Region VIII - Eastern Visayas	19,524,000	56,029,000	75,553,000

Regional Field Unit - VIII	19,524,000	56,029,000	75,553,000
Region IX - Zamboanga Peninsula		64,141,000	64,141,000

Philippine Rubber Research Institute		1,000,000	1,000,000
Regional Field Unit - IX		63,141,000	63,141,000
Region X - Northern Mindanao	720,000	73,840,000	74,560,000

Regional Field Unit - X	720,000	73,840,000	74,560,000
Region XI - Davao	18,903,000	55,151,000	74,054,000

Regional Field Unit - XI	18,903,000	55,151,000	74,054,000
Region XII - SOCCSKSARGEN	16,007,000	67,809,000	83,816,000

Regional Field Unit - XII	16,007,000	67,809,000	83,816,000
Region XIII - Caraga	865,000	57,312,000	58,177,000

Regional Field Unit - XIII	865,000	57,312,000	58,177,000
Quick Response Fund		1,000,000,000	1,000,000,000

National Capital Region (NCR)		1,000,000,000	1,000,000,000

Central Office		1,000,000,000	1,000,000,000

92	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Agriculture and Fishery Engineering Support Activities	238,166,000	166,433,000	404,599,000

National Capital Region (NCR)	8,716,000	10,683,000	19,399,000

Bureau of Agricultural and Fisheries Engineering	8,716,000	10,683,000	19,399,000
Region I - Ilocos	12,848,000	9,754,000	22,602,000

Regional Field Unit - I	12,848,000	9,754,000	22,602,000
Cordillera Administrative Region (CAR)	11,478,000	10,090,000	21,568,000

Regional Field Unit - CAR	11,478,000	10,090,000	21,568,000
Region II - Cagayan Valley	15,927,000	11,183,000	27,110,000

Regional Field Unit - II	15,927,000	11,183,000	27,110,000
Region III - Central Luzon	16,390,000	10,938,000	27,328,000

Regional Field Unit - III	16,390,000	10,938,000	27,328,000
Region IVA - CALABARZON	19,429,000	11,183,000	30,612,000

Regional Field Unit - IVA	19,429,000	11,183,000	30,612,000
Region IVB - MIMAROPA	13,666,000	9,886,000	23,552,000

Regional Field Unit - IVB	13,666,000	9,886,000	23,552,000
Region V - Bicol	12,864,000	11,183,000	24,047,000

Regional Field Unit - V	12,864,000	11,183,000	24,047,000
Region VI - Western Visayas	17,963,000	10,917,000	28,880,000

Regional Field Unit - VI	17,963,000	10,917,000	28,880,000
Region VII - Central Visayas	11,217,000	9,711,000	20,928,000

Regional Field Unit - VII	11,217,000	9,711,000	20,928,000
Region VIII - Eastern Visayas	13,481,000	10,199,000	23,680,000

Regional Field Unit - VIII	13,481,000	10,199,000	23,680,000
Region IX - Zamboanga Peninsula	14,965,000	9,833,000	24,798,000

Regional Field Unit - IX	14,965,000	9,833,000	24,798,000
Region X - Northern Mindanao	16,033,000	10,443,000	26,476,000

Regional Field Unit - X	16,033,000	10,443,000	26,476,000
Region XI - Davao	19,566,000	10,864,000	30,430,000

Regional Field Unit - XI	19,566,000	10,864,000	30,430,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	93
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN	18,449,000	9,351,000		27,800,000

Regional Field Unit - XII	18,449,000	9,351,000		27,800,000
Region XIII - Caraga	15,174,000	10,215,000		25,389,000

Regional Field Unit - XIII	15,174,000	10,215,000		25,389,000
Food Laboratory Testing Support Activities	51,545,000	26,449,000	7,225,000	85,219,000

National Capital Region (NCR)	51,545,000	26,449,000	7,225,000	85,219,000

Central Office	51,545,000	26,449,000	7,225,000	85,219,000
Agriculture and Fishery Surveillance Support Activities		50,000,000		50,000,000

National Capital Region (NCR)		50,000,000		50,000,000

Central Office		50,000,000		50,000,000

Sub-total, Support to Operations	1,158,950,000	4,155,449,000	879,986,000	6,194,385,000

Operations
TECHNICAL AND SUPPORT SERVICES PROGRAM	1,334,159,000	29,988,337,000	1,526,098,000	32,848,594,000

PRODUCTION SUPPORT SERVICES (PSS) SUB-PROGRAM	266,496,000	23,535,188,000	1,384,519,000	25,186,203,000

PSS on the National Rice Program		15,854,710,000	589,352,000	16,444,062,000

National Capital Region (NCR)		342,676,000	15,000,000	357,676,000

Central Office		309,602,000		309,602,000
Bureau of Plant Industry		26,108,000		26,108,000
Bureau of Soils and Water Management		6,966,000	15,000,000	21,966,000
Region I - Ilocos		2,216,723,000	51,000,000	2,267,723,000

Regional Field Unit - I		2,216,723,000	51,000,000	2,267,723,000
Cordillera Administrative Region (CAR)		450,066,000	23,400,000	473,466,000

Regional Field Unit - CAR		450,066,000	23,400,000	473,466,000
Region II - Cagayan Valley		2,135,904,000	25,500,000	2,161,404,000

Regional Field Unit - II		2,135,904,000	25,500,000	2,161,404,000
Region III - Central Luzon		2,380,164,000	2,500,000	2,382,664,000

Regional Field Unit - III		2,380,164,000	2,500,000	2,382,664,000
Region IVA - CALABARZON		356,795,000	15,000,000	371,795,000

Regional Field Unit - IVA		356,795,000	15,000,000	371,795,000

94	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVB - MIMAROPA	1,149,492,000	10,700,000	1,160,192,000

Regional Field Unit - IVB	1,149,492,000	10,700,000	1,160,192,000
Region V - Bicol	1,362,034,000	280,000,000	1,642,034,000

Regional Field Unit - V	1,362,034,000	280,000,000	1,642,034,000
Region VI - Western Visayas	629,460,000	15,000,000	644,460,000

Regional Field Unit - VI	629,460,000	15,000,000	644,460,000
Region VII - Central Visayas	279,965,000	26,552,000	306,517,000

Regional Field Unit - VII	279,965,000	26,552,000	306,517,000
Region VIII - Eastern Visayas	881,543,000	100,000	881,643,000

Regional Field Unit - VIII	881,543,000	100,000	881,643,000
Region IX - Zamboanga Peninsula	427,115,000		427,115,000

Regional Field Unit - IX	427,115,000		427,115,000
Region X - Northern Mindanao	789,666,000	103,500,000	893,166,000

Regional Field Unit - X	789,666,000	103,500,000	893,166,000
Region XI - Davao	640,678,000	6,000,000	646,678,000

Regional Field Unit - XI	640,678,000	6,000,000	646,678,000
Region XII - SOCCSKSARGEN	1,244,332,000	13,100,000	1,257,432,000

Regional Field Unit - XII	1,244,332,000	13,100,000	1,257,432,000
Region XIII - Caraga	568,097,000	2,000,000	570,097,000

Regional Field Unit - XIII	568,097,000	2,000,000	570,097,000
PSS on the National Livestock Program	2,525,328,000	460,518,000	2,985,846,000

National Capital Region (NCR)	350,669,000	18,999,000	369,668,000

Bureau of Animal Industry	350,669,000	18,999,000	369,668,000
Region I - Ilocos	116,849,000	67,740,000	184,589,000

Regional Field Unit - I	116,849,000	67,740,000	184,589,000
Cordillera Administrative Region (CAR)	172,804,000	26,755,000	199,559,000

Regional Field Unit - CAR	172,804,000	26,755,000	199,559,000
Region II - Cagayan Valley	181,168,000	61,050,000	242,218,000

Regional Field Unit - II	181,168,000	61,050,000	242,218,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	95
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon	174,847,000	13,269,000	188,116,000

Regional Field Unit - III	174,847,000	13,269,000	188,116,000
Region IVA - CALABARZON	164,290,000	22,600,000	186,890,000

Regional Field Unit - IVA	164,290,000	22,600,000	186,890,000
Region IVB - MIMAROPA	133,462,000	27,087,000	160,549,000

Regional Field Unit - IVB	133,462,000	27,087,000	160,549,000
Region V - Bicol	156,977,000	30,305,000	187,282,000

Regional Field Unit - V	156,977,000	30,305,000	187,282,000
Region VI - Western Visayas	149,495,000	39,855,000	189,350,000

Regional Field Unit - VI	149,495,000	39,855,000	189,350,000
Region VII - Central Visayas	119,609,000	20,560,000	140,169,000

Regional Field Unit - VII	119,609,000	20,560,000	140,169,000
Region VIII - Eastern Visayas	162,201,000	14,050,000	176,251,000

Regional Field Unit - VIII	162,201,000	14,050,000	176,251,000
Region IX - Zamboanga Peninsula	139,461,000	21,795,000	161,256,000

Regional Field Unit - IX	139,461,000	21,795,000	161,256,000
Region X - Northern Mindanao	126,085,000	35,460,000	161,545,000

Regional Field Unit - X	126,085,000	35,460,000	161,545,000
Region XI - Davao	140,945,000	21,415,000	162,360,000

Regional Field Unit - XI	140,945,000	21,415,000	162,360,000
Region XII - SOCCSKSARGEN	120,359,000	11,665,000	132,024,000

Regional Field Unit - XII	120,359,000	11,665,000	132,024,000
Region XIII - Caraga	116,107,000	27,913,000	144,020,000

Regional Field Unit - XIII	116,107,000	27,913,000	144,020,000
PSS on the National Corn Program	3,315,059,000	71,100,000	3,386,159,000

National Capital Region (NCR)	9,518,000	1,800,000	11,318,000

Bureau of Plant Industry	9,518,000	1,800,000	11,318,000
Region I - Ilocos	228,419,000	6,100,000	234,519,000

Regional Field Unit - I	228,419,000	6,100,000	234,519,000

96	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cordillera Administrative Region (CAR)	141,170,000	310,000	141,480,000

Regional Field Unit - CAR	141,170,000	310,000	141,480,000
Region II - Cagayan Valley	780,300,000	8,140,000	788,440,000

Regional Field Unit - II	780,300,000	8,140,000	788,440,000
Region III - Central Luzon	163,260,000		163,260,000

Regional Field Unit - III	163,260,000		163,260,000
Region IVA - CALABARZON	94,228,000	3,500,000	97,728,000

Regional Field Unit - IVA	94,228,000	3,500,000	97,728,000
Region IVB - MIMAROPA	62,784,000	2,500,000	65,284,000

Regional Field Unit - IVB	62,784,000	2,500,000	65,284,000
Region V - Bicol	160,270,000	13,350,000	173,620,000

Regional Field Unit - V	160,270,000	13,350,000	173,620,000
Region VI - Western Visayas	182,736,000	200,000	182,936,000

Regional Field Unit - VI	182,736,000	200,000	182,936,000
Region VII - Central Visayas	86,270,000	4,800,000	91,070,000

Regional Field Unit - VII	86,270,000	4,800,000	91,070,000
Region VIII - Eastern Visayas	61,017,000		61,017,000

Regional Field Unit - VIII	61,017,000		61,017,000
Region IX - Zamboanga Peninsula	122,761,000	10,400,000	133,161,000

Regional Field Unit - IX	122,761,000	10,400,000	133,161,000
Region X - Northern Mindanao	501,248,000	2,500,000	503,748,000

Regional Field Unit - X	501,248,000	2,500,000	503,748,000
Region XI - Davao	88,400,000	15,000,000	103,400,000

Regional Field Unit - XI	88,400,000	15,000,000	103,400,000
Region XII - SOCCSKSARGEN	520,727,000	800,000	521,527,000

Regional Field Unit - XII	520,727,000	800,000	521,527,000
Region XIII - Caraga	111,951,000	1,700,000	113,651,000

Regional Field Unit - XIII	111,951,000	1,700,000	113,651,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	97
DEPARTMENT OF AGRICULTURE

PSS on the National High-Value Crops Development Program	899,324,000	87,428,000	986,752,000

National Capital Region (NCR)	67,068,000		67,068,000

Bureau of Plant Industry	67,068,000		67,068,000
Region I - Ilocos	93,537,000	6,760,000	100,297,000

Regional Field Unit - I	93,537,000	6,760,000	100,297,000
Cordillera Administrative Region (CAR)	54,032,000		54,032,000

Regional Field Unit - CAR	54,032,000		54,032,000
Region II - Cagayan Valley	71,095,000	8,300,000	79,395,000

Regional Field Unit - II	71,095,000	8,300,000	79,395,000
Region III - Central Luzon	90,998,000	7,500,000	98,498,000

Regional Field Unit - III	90,998,000	7,500,000	98,498,000
Region IVA - CALABARZON	49,335,000		49,335,000

Regional Field Unit - IVA	49,335,000		49,335,000
Region IVB - MIMAROPA	41,022,000	2,000,000	43,022,000

Regional Field Unit - IVB	41,022,000	2,000,000	43,022,000
Region V - Bicol	82,123,000	5,840,000	87,963,000

Regional Field Unit - V	82,123,000	5,840,000	87,963,000
Region VI - Western Visayas	39,006,000	6,000,000	45,006,000

Regional Field Unit - VI	39,006,000	6,000,000	45,006,000
Region VII - Central Visayas	28,480,000	7,800,000	36,280,000

Regional Field Unit - VII	28,480,000	7,800,000	36,280,000
Region VIII - Eastern Visayas	39,979,000		39,979,000

Regional Field Unit - VIII	39,979,000		39,979,000
Region IX - Zamboanga Peninsula	60,897,000	28,638,000	89,535,000

Philippine Rubber Research Institute	3,000,000	18,538,000	21,538,000
Regional Field Unit - IX	57,897,000	10,100,000	67,997,000
Region X - Northern Mindanao	41,428,000	6,000,000	47,428,000

Regional Field Unit - X	41,428,000	6,000,000	47,428,000

98	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XI - Davao	44,652,000	3,200,000	47,852,000

Regional Field Unit - XI	44,652,000	3,200,000	47,852,000
Region XII - SOCCSKSARGEN	46,374,000	3,250,000	49,624,000

Regional Field Unit - XII	46,374,000	3,250,000	49,624,000
Region XIII - Caraga	49,298,000	2,140,000	51,438,000

Regional Field Unit - XIII	49,298,000	2,140,000	51,438,000
PSS on the Promotion and Development of Organic Agriculture Program	184,422,000	109,259,000	293,681,000

National Capital Region (NCR)	27,177,000	34,510,000	61,687,000

Bureau of Animal Industry	8,342,000	32,500,000	40,842,000
Bureau of Plant Industry	18,835,000	2,010,000	20,845,000
Region I - Ilocos	6,777,000	14,025,000	20,802,000

Regional Field Unit - I	6,777,000	14,025,000	20,802,000
Cordillera Administrative Region (CAR)	8,461,000	330,000	8,791,000

Regional Field Unit - CAR	8,461,000	330,000	8,791,000
Region II - Cagayan Valley	21,082,000	14,500,000	35,582,000

Regional Field Unit - II	21,082,000	14,500,000	35,582,000
Region III - Central Luzon	17,167,000	2,555,000	19,722,000

Regional Field Unit - III	17,167,000	2,555,000	19,722,000
Region IVA - CALABARZON	23,645,000	9,500,000	33,145,000

Regional Field Unit - IVA	23,645,000	9,500,000	33,145,000
Region IVB - MIMAROPA	9,428,000	2,850,000	12,278,000

Regional Field Unit - IVB	9,428,000	2,850,000	12,278,000
Region V - Bicol	9,871,000	8,834,000	18,705,000

Regional Field Unit - V	9,871,000	8,834,000	18,705,000
Region VI - Western Visayas	5,920,000	5,722,000	11,642,000

Regional Field Unit - VI	5,920,000	5,722,000	11,642,000
Region VII - Central Visayas	6,468,000	3,200,000	9,668,000

Regional Field Unit - VII	6,468,000	3,200,000	9,668,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	99
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas		4,756,000	200,000	4,956,000

Regional Field Unit - VIII		4,756,000	200,000	4,956,000
Region IX - Zamboanga Peninsula		7,148,000	7,643,000	14,791,000

Regional Field Unit - IX		7,148,000	7,643,000	14,791,000
Region X - Northern Mindanao		11,612,000	2,890,000	14,502,000

Regional Field Unit - X		11,612,000	2,890,000	14,502,000
Region XI - Davao		6,578,000		6,578,000

Regional Field Unit - XI		6,578,000		6,578,000
Region XII - SOCCSKSARGEN		9,350,000	2,500,000	11,850,000

Regional Field Unit - XII		9,350,000	2,500,000	11,850,000
Region XIII - Caraga		8,982,000		8,982,000

Regional Field Unit - XIII		8,982,000		8,982,000
Other Production Support Services Activities	266,496,000	571,726,000	20,835,000	859,057,000

National Capital Region (NCR)	63,110,000	265,224,000	4,000,000	332,334,000

Bureau of Animal Industry	22,250,000	191,944,000		214,194,000
Bureau of Plant Industry	40,860,000	73,280,000	4,000,000	118,140,000
Region I - Ilocos	22,708,000	28,579,000		51,287,000

Regional Field Unit - I	22,708,000	28,579,000		51,287,000
Cordillera Administrative Region (CAR)	19,475,000	25,198,000		44,673,000

Regional Field Unit - CAR	19,475,000	25,198,000		44,673,000
Region II - Cagayan Valley		29,938,000		29,938,000

Regional Field Unit - II		29,938,000		29,938,000
Region III - Central Luzon	21,928,000	13,905,000		35,833,000

Regional Field Unit - III	21,928,000	13,905,000		35,833,000
Region IVA - CALABARZON	4,070,000	22,799,000		26,869,000

Regional Field Unit - IVA	4,070,000	22,799,000		26,869,000
Region IVB - MIMAROPA	20,592,000	16,322,000		36,914,000

Regional Field Unit - IVB	20,592,000	16,322,000		36,914,000

100	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region V - Bicol	8,643,000	29,332,000		37,975,000

Regional Field Unit - V	8,643,000	29,332,000		37,975,000
Region VI - Western Visayas		7,411,000		7,411,000

Regional Field Unit - VI		7,411,000		7,411,000
Region VII - Central Visayas	20,046,000	51,512,000		71,558,000

Regional Field Unit - VII	20,046,000	51,512,000		71,558,000
Region VIII - Eastern Visayas	3,070,000	14,586,000		17,656,000

Regional Field Unit - VIII	3,070,000	14,586,000		17,656,000
Region IX - Zamboanga Peninsula	25,220,000	11,037,000	16,835,000	53,092,000

Philippine Rubber Research Institute	5,428,000			5,428,000
Regional Field Unit - IX	19,792,000	11,037,000	16,835,000	47,664,000
Region X - Northern Mindanao	30,284,000	20,069,000		50,353,000

Regional Field Unit - X	30,284,000	20,069,000		50,353,000
Region XI - Davao		17,732,000		17,732,000

Regional Field Unit - XI		17,732,000		17,732,000
Region XII - SOCCSKSARGEN	6,011,000	7,618,000		13,629,000

Regional Field Unit - XII	6,011,000	7,618,000		13,629,000
Region XIII - Caraga	21,339,000	10,464,000		31,803,000

Regional Field Unit - XIII	21,339,000	10,464,000		31,803,000
PSS on the Halal Food Industry Development Program		6,465,000	17,510,000	23,975,000

National Capital Region (NCR)		1,470,000	5,340,000	6,810,000

Bureau of Animal Industry		1,470,000	5,340,000	6,810,000
Region IVA - CALABARZON			2,000,000	2,000,000

Regional Field Unit - IVA			2,000,000	2,000,000
Region IVB - MIMAROPA		500,000	3,700,000	4,200,000

Regional Field Unit - IVB		500,000	3,700,000	4,200,000
Region V - Bicol			950,000	950,000

Regional Field Unit - V			950,000	950,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	101
DEPARTMENT OF AGRICULTURE

Region VI - Western Visayas	3,300,000	3,800,000	7,100,000

Regional Field Unit - VI	3,300,000	3,800,000	7,100,000
Region VIII - Eastern Visayas	270,000	600,000	870,000

Regional Field Unit - VIII	270,000	600,000	870,000
Region XII - SOCCSKSARGEN	925,000	1,120,000	2,045,000

Regional Field Unit - XII	925,000	1,120,000	2,045,000
PSS on the National Urban and Peri-Urban Agriculture Program	178,154,000	28,517,000	206,671,000

National Capital Region (NCR)	27,502,000	12,240,000	39,742,000

Bureau of Animal Industry	500,000	7,500,000	8,000,000
Bureau of Plant Industry	27,002,000	4,740,000	31,742,000
Region I - Ilocos	16,570,000		16,570,000

Regional Field Unit - I	16,570,000		16,570,000
Cordillera Administrative Region (CAR)	9,406,000	82,000	9,488,000

Regional Field Unit - CAR	9,406,000	82,000	9,488,000
Region II - Cagayan Valley	4,610,000		4,610,000

Regional Field Unit - II	4,610,000		4,610,000
Region III - Central Luzon	11,599,000		11,599,000

Regional Field Unit - III	11,599,000		11,599,000
Region IVA - CALABARZON	17,006,000	1,500,000	18,506,000

Regional Field Unit - IVA	17,006,000	1,500,000	18,506,000
Region IVB - MIMAROPA	9,567,000		9,567,000

Regional Field Unit - IVB	9,567,000		9,567,000
Region V - Bicol	13,110,000	780,000	13,890,000

Regional Field Unit - V	13,110,000	780,000	13,890,000
Region VI - Western Visayas	7,450,000		7,450,000

Regional Field Unit - VI	7,450,000		7,450,000
Region VII - Central Visayas	9,102,000	1,500,000	10,602,000

Regional Field Unit - VII	9,102,000	1,500,000	10,602,000

102	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas		11,644,000		11,644,000

Regional Field Unit - VIII		11,644,000		11,644,000
Region IX - Zamboanga Peninsula		10,406,000	3,915,000	14,321,000

Regional Field Unit - IX		10,406,000	3,915,000	14,321,000
Region X - Northern Mindanao		6,480,000		6,480,000

Regional Field Unit - X		6,480,000		6,480,000
Region XI - Davao		8,770,000	2,000,000	10,770,000

Regional Field Unit - XI		8,770,000	2,000,000	10,770,000
Region XII - SOCCSKSARGEN		6,222,000	500,000	6,722,000

Regional Field Unit - XII		6,222,000	500,000	6,722,000
Region XIII - Caraga		8,710,000	6,000,000	14,710,000

Regional Field Unit - XIII		8,710,000	6,000,000	14,710,000
MARKET DEVELOPMENT SERVICES (MDS) SUB-PROGRAM	111,600,000	679,243,000	985,000	791,828,000

Market Development Services	111,600,000	679,243,000	985,000	791,828,000

National Capital Region (NCR)		161,151,000	985,000	162,136,000

Central Office		161,151,000	985,000	162,136,000
Region I - Ilocos	8,375,000	36,071,000		44,446,000

Regional Field Unit - I	8,375,000	36,071,000		44,446,000
Cordillera Administrative Region (CAR)	6,869,000	33,669,000		40,538,000

Regional Field Unit - CAR	6,869,000	33,669,000		40,538,000
Region II - Cagayan Valley	7,027,000	35,933,000		42,960,000

Regional Field Unit - II	7,027,000	35,933,000		42,960,000
Region III - Central Luzon	6,910,000	36,718,000		43,628,000

Regional Field Unit - III	6,910,000	36,718,000		43,628,000
Region IVA - CALABARZON	6,649,000	26,563,000		33,212,000

Regional Field Unit - IVA	6,649,000	26,563,000		33,212,000
Region IVB - MIMAROPA	6,127,000	34,376,000		40,503,000

Regional Field Unit - IVB	6,127,000	34,376,000		40,503,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	103
DEPARTMENT OF AGRICULTURE

Region V - Bicol	8,680,000	38,616,000		47,296,000

Regional Field Unit - V	8,680,000	38,616,000		47,296,000
Region VI - Western Visayas	8,408,000	33,591,000		41,999,000

Regional Field Unit - VI	8,408,000	33,591,000		41,999,000
Region VII - Central Visayas	7,265,000	31,731,000		38,996,000

Regional Field Unit - VII	7,265,000	31,731,000		38,996,000
Region VIII - Eastern Visayas	5,388,000	36,462,000		41,850,000

Regional Field Unit - VIII	5,388,000	36,462,000		41,850,000
Region IX - Zamboanga Peninsula	5,804,000	33,404,000		39,208,000

Regional Field Unit - IX	5,804,000	33,404,000		39,208,000
Region X - Northern Mindanao	8,218,000	34,002,000		42,220,000

Regional Field Unit - X	8,218,000	34,002,000		42,220,000
Region XI - Davao	8,337,000	38,547,000		46,884,000

Regional Field Unit - XI	8,337,000	38,547,000		46,884,000
Region XII - SOCCSKSARGEN	8,668,000	33,305,000		41,973,000

Regional Field Unit - XII	8,668,000	33,305,000		41,973,000
Region XIII - Caraga	8,875,000	35,104,000		43,979,000

Regional Field Unit - XIII	8,875,000	35,104,000		43,979,000
EXTENSION SUPPORT, EDUCATION AND TRAINING SERVICES (ESETS) SUB-PROGRAM	252,674,000	4,298,576,000	58,139,000	4,609,389,000

ESETS on the National Rice Program		2,454,734,000	10,414,000	2,465,148,000

National Capital Region (NCR)		657,161,000		657,161,000

Central Office		120,575,000		120,575,000
Agricultural Training Institute		480,786,000		480,786,000
Bureau of Plant Industry		12,590,000		12,590,000
Bureau of Soils and Water Management		43,210,000		43,210,000
Region I - Ilocos		97,475,000		97,475,000

Regional Field Unit - I		97,475,000		97,475,000
Cordillera Administrative Region (CAR)		94,580,000		94,580,000

Regional Field Unit - CAR		94,580,000		94,580,000

104	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley	434,295,000		434,295,000

Regional Field Unit - II	434,295,000		434,295,000
Region III - Central Luzon	179,593,000	5,925,000	185,518,000

Regional Field Unit - III	179,593,000	5,925,000	185,518,000
Region IVA - CALABARZON	67,522,000		67,522,000

Regional Field Unit - IVA	67,522,000		67,522,000
Region IVB - MIMAROPA	156,886,000		156,886,000

Regional Field Unit - IVB	156,886,000		156,886,000
Region V - Bicol	98,417,000	250,000	98,667,000

Regional Field Unit - V	98,417,000	250,000	98,667,000
Region VI - Western Visayas	170,433,000	914,000	171,347,000

Regional Field Unit - VI	170,433,000	914,000	171,347,000
Region VII - Central Visayas	54,520,000	150,000	54,670,000

Regional Field Unit - VII	54,520,000	150,000	54,670,000
Region VIII - Eastern Visayas	110,560,000		110,560,000

Regional Field Unit - VIII	110,560,000		110,560,000
Region IX - Zamboanga Peninsula	75,265,000	180,000	75,445,000

Regional Field Unit - IX	75,265,000	180,000	75,445,000
Region X - Northern Mindanao	66,756,000	770,000	67,526,000

Regional Field Unit - X	66,756,000	770,000	67,526,000
Region XI - Davao	43,443,000	2,225,000	45,668,000

Regional Field Unit - XI	43,443,000	2,225,000	45,668,000
Region XII - SOCCSKSARGEN	78,290,000		78,290,000

Regional Field Unit - XII	78,290,000		78,290,000
Region XIII - Caraga	69,538,000		69,538,000

Regional Field Unit - XIII	69,538,000		69,538,000
ESETS on the National Livestock Program	425,785,000	37,415,000	463,200,000

National Capital Region (NCR)	159,645,000	37,415,000	197,060,000

Central Office	2,060,000		2,060,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	105
DEPARTMENT OF AGRICULTURE

Agricultural Training Institute	157,585,000	37,415,000	195,000,000
Region I - Ilocos	13,414,000		13,414,000

Regional Field Unit - I	13,414,000		13,414,000
Cordillera Administrative Region (CAR)	18,228,000		18,228,000

Regional Field Unit - CAR	18,228,000		18,228,000
Region II - Cagayan Valley	18,000,000		18,000,000

Regional Field Unit - II	18,000,000		18,000,000
Region III - Central Luzon	28,674,000		28,674,000

Regional Field Unit - III	28,674,000		28,674,000
Region IVA - CALABARZON	17,001,000		17,001,000

Regional Field Unit - IVA	17,001,000		17,001,000
Region IVB - MIMAROPA	8,888,000		8,888,000

Regional Field Unit - IVB	8,888,000		8,888,000
Region V - Bicol	15,585,000		15,585,000

Regional Field Unit - V	15,585,000		15,585,000
Region VI - Western Visayas	21,490,000		21,490,000

Regional Field Unit - VI	21,490,000		21,490,000
Region VII - Central Visayas	22,047,000		22,047,000

Regional Field Unit - VII	22,047,000		22,047,000
Region VIII - Eastern Visayas	18,628,000		18,628,000

Regional Field Unit - VIII	18,628,000		18,628,000
Region IX - Zamboanga Peninsula	10,975,000		10,975,000

Regional Field Unit - IX	10,975,000		10,975,000
Region X - Northern Mindanao	18,842,000		18,842,000

Regional Field Unit - X	18,842,000		18,842,000
Region XI - Davao	21,132,000		21,132,000

Regional Field Unit - XI	21,132,000		21,132,000
Region XII - SOCCSKSARGEN	16,413,000		16,413,000

Regional Field Unit - XII	16,413,000		16,413,000

106	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XIII - Caraga	16,823,000		16,823,000

Regional Field Unit - XIII	16,823,000		16,823,000
ESETS on the National Corn Program	408,742,000	300,000	409,042,000

National Capital Region (NCR)	79,300,000		79,300,000

Central Office	10,500,000		10,500,000
Agricultural Training Institute	67,600,000		67,600,000
Bureau of Plant Industry	1,200,000		1,200,000
Region I - Ilocos	45,678,000		45,678,000

Regional Field Unit - I	45,678,000		45,678,000
Cordillera Administrative Region (CAR)	21,871,000		21,871,000

Regional Field Unit - CAR	21,871,000		21,871,000
Region II - Cagayan Valley	17,156,000		17,156,000

Regional Field Unit - II	17,156,000		17,156,000
Region III - Central Luzon	6,815,000		6,815,000

Regional Field Unit - III	6,815,000		6,815,000
Region IVA - CALABARZON	25,381,000		25,381,000

Regional Field Unit - IVA	25,381,000		25,381,000
Region IVB - MIMAROPA	15,476,000		15,476,000

Regional Field Unit - IVB	15,476,000		15,476,000
Region V - Bicol	18,416,000		18,416,000

Regional Field Unit - V	18,416,000		18,416,000
Region VI - Western Visayas	27,001,000		27,001,000

Regional Field Unit - VI	27,001,000		27,001,000
Region VII - Central Visayas	15,950,000		15,950,000

Regional Field Unit - VII	15,950,000		15,950,000
Region VIII - Eastern Visayas	16,482,000		16,482,000

Regional Field Unit - VIII	16,482,000		16,482,000
Region IX - Zamboanga Peninsula	25,707,000		25,707,000

Regional Field Unit - IX	25,707,000		25,707,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	107
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao	23,429,000		23,429,000

Regional Field Unit - X	23,429,000		23,429,000
Region XI - Davao	18,183,000		18,183,000

Regional Field Unit - XI	18,183,000		18,183,000
Region XII - SOCCSKSARGEN	34,764,000	300,000	35,064,000

Regional Field Unit - XII	34,764,000	300,000	35,064,000
Region XIII - Caraga	17,133,000		17,133,000

Regional Field Unit - XIII	17,133,000		17,133,000
ESETS on the National High-Value Crops Development Program	366,193,000	100,000	366,293,000

National Capital Region (NCR)	89,405,000		89,405,000

Central Office	4,000,000		4,000,000
Agricultural Training Institute	73,296,000		73,296,000
Bureau of Plant Industry	12,109,000		12,109,000
Region I - Ilocos	17,234,000		17,234,000

Regional Field Unit - I	17,234,000		17,234,000
Cordillera Administrative Region (CAR)	13,724,000	100,000	13,824,000

Regional Field Unit - CAR	13,724,000	100,000	13,824,000
Region II - Cagayan Valley	15,318,000		15,318,000

Regional Field Unit - II	15,318,000		15,318,000
Region III - Central Luzon	17,247,000		17,247,000

Regional Field Unit - III	17,247,000		17,247,000
Region IVA - CALABARZON	26,383,000		26,383,000

Regional Field Unit - IVA	26,383,000		26,383,000
Region IVB - MIMAROPA	9,681,000		9,681,000

Regional Field Unit - IVB	9,681,000		9,681,000
Region V - Bicol	14,646,000		14,646,000

Regional Field Unit - V	14,646,000		14,646,000
Region VI - Western Visayas	12,197,000		12,197,000

Regional Field Unit - VI	12,197,000		12,197,000

108	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas	18,668,000	18,668,000

Regional Field Unit - VII	18,668,000	18,668,000
Region VIII - Eastern Visayas	20,234,000	20,234,000

Regional Field Unit - VIII	20,234,000	20,234,000
Region IX - Zamboanga Peninsula	27,850,000	27,850,000

Philippine Rubber Research Institute	2,500,000	2,500,000
Regional Field Unit - IX	25,350,000	25,350,000
Region X - Northern Mindanao	16,976,000	16,976,000

Regional Field Unit - X	16,976,000	16,976,000
Region XI - Davao	24,209,000	24,209,000

Regional Field Unit - XI	24,209,000	24,209,000
Region XII - SOCCSKSARGEN	32,777,000	32,777,000

Regional Field Unit - XII	32,777,000	32,777,000
Region XIII - Caraga	9,644,000	9,644,000

Regional Field Unit - XIII	9,644,000	9,644,000
ESETS on the Promotion and Development of Organic Agriculture Program	238,281,000	238,281,000

National Capital Region (NCR)	151,767,000	151,767,000

Agricultural Training Institute	151,287,000	151,287,000
Bureau of Plant Industry	480,000	480,000
Region I - Ilocos	2,412,000	2,412,000

Regional Field Unit - I	2,412,000	2,412,000
Cordillera Administrative Region (CAR)	4,334,000	4,334,000

Regional Field Unit - CAR	4,334,000	4,334,000
Region II - Cagayan Valley	4,000,000	4,000,000

Regional Field Unit - II	4,000,000	4,000,000
Region III - Central Luzon	5,196,000	5,196,000

Regional Field Unit - III	5,196,000	5,196,000
Region IVA - CALABARZON	11,040,000	11,040,000

Regional Field Unit - IVA	11,040,000	11,040,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	109
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA		4,256,000		4,256,000

Regional Field Unit - IVB		4,256,000		4,256,000
Region V - Bicol		6,929,000		6,929,000

Regional Field Unit - V		6,929,000		6,929,000
Region VI - Western Visayas		13,690,000		13,690,000

Regional Field Unit - VI		13,690,000		13,690,000
Region VII - Central Visayas		5,065,000		5,065,000

Regional Field Unit - VII		5,065,000		5,065,000
Region VIII - Eastern Visayas		4,117,000		4,117,000

Regional Field Unit - VIII		4,117,000		4,117,000
Region IX - Zamboanga Peninsula		8,965,000		8,965,000

Regional Field Unit - IX		8,965,000		8,965,000
Region X - Northern Mindanao		2,730,000		2,730,000

Regional Field Unit - X		2,730,000		2,730,000
Region XI - Davao		2,112,000		2,112,000

Regional Field Unit - XI		2,112,000		2,112,000
Region XII - SOCCSKSARGEN		5,650,000		5,650,000

Regional Field Unit - XII		5,650,000		5,650,000
Region XIII - Caraga		6,018,000		6,018,000

Regional Field Unit - XIII		6,018,000		6,018,000
Other Extension Support, Education and Training Services Activities	252,674,000	296,428,000	9,450,000	558,552,000

National Capital Region (NCR)	248,405,000	271,108,000	8,960,000	528,473,000

Agricultural Training Institute	248,405,000	271,108,000	8,960,000	528,473,000
Region I - Ilocos		3,572,000		3,572,000

Regional Field Unit - I		3,572,000		3,572,000
Cordillera Administrative Region (CAR)		1,443,000		1,443,000

Regional Field Unit - CAR		1,443,000		1,443,000
Region II - Cagayan Valley		1,742,000		1,742,000

Regional Field Unit - II		1,742,000		1,742,000

110	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon		1,756,000		1,756,000

Regional Field Unit - III		1,756,000		1,756,000
Region IVA - CALABARZON		2,627,000		2,627,000

Regional Field Unit - IVA		2,627,000		2,627,000
Region IVB - MIMAROPA		1,172,000		1,172,000

Regional Field Unit - IVB		1,172,000		1,172,000
Region V - Bicol		1,312,000		1,312,000

Regional Field Unit - V		1,312,000		1,312,000
Region VI - Western Visayas		1,135,000		1,135,000

Regional Field Unit - VI		1,135,000		1,135,000
Region VII - Central Visayas		2,278,000		2,278,000

Regional Field Unit - VII		2,278,000		2,278,000
Region VIII - Eastern Visayas		1,740,000		1,740,000

Regional Field Unit - VIII		1,740,000		1,740,000
Region IX - Zamboanga Peninsula	4,269,000	3,921,000	490,000	8,680,000

Philippine Rubber Research Institute	4,269,000	2,686,000		6,955,000
Regional Field Unit - IX		1,235,000	490,000	1,725,000
Region X - Northern Mindanao		537,000		537,000

Regional Field Unit - X		537,000		537,000
Region XI - Davao		412,000		412,000

Regional Field Unit - XI		412,000		412,000
Region XII - SOCCSKSARGEN		1,673,000		1,673,000

Regional Field Unit - XII		1,673,000		1,673,000
ESETS on the Halal Food Industry Development Program		19,516,000		19,516,000

National Capital Region (NCR)		13,130,000		13,130,000

Central Office		11,130,000		11,130,000
Agricultural Training Institute		2,000,000		2,000,000
Region I - Ilocos		200,000		200,000

Regional Field Unit - I		200,000		200,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	111
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley	200,000		200,000

Regional Field Unit - II	200,000		200,000
Region III - Central Luzon	200,000		200,000

Regional Field Unit - III	200,000		200,000
Region IVB - MIMAROPA	250,000		250,000

Regional Field Unit - IVB	250,000		250,000
Region IX - Zamboanga Peninsula	1,553,000		1,553,000

Regional Field Unit - IX	1,553,000		1,553,000
Region X - Northern Mindanao	1,129,000		1,129,000

Regional Field Unit - X	1,129,000		1,129,000
Region XI - Davao	1,000,000		1,000,000

Regional Field Unit - XI	1,000,000		1,000,000
Region XII - SOCCSKSARGEN	1,654,000		1,654,000

Regional Field Unit - XII	1,654,000		1,654,000
Region XIII - Caraga	200,000		200,000

Regional Field Unit - XIII	200,000		200,000
ESETS on the National Urban and Peri-Urban Agriculture Program	88,897,000	460,000	89,357,000

National Capital Region (NCR)	57,629,000		57,629,000

Agricultural Training Institute	50,000,000		50,000,000
Bureau of Plant Industry	7,629,000		7,629,000
Region I - Ilocos	1,400,000		1,400,000

Regional Field Unit - I	1,400,000		1,400,000
Cordillera Administrative Region (CAR)	3,900,000		3,900,000

Regional Field Unit - CAR	3,900,000		3,900,000
Region II - Cagayan Valley	500,000		500,000

Regional Field Unit - II	500,000		500,000
Region III - Central Luzon	500,000		500,000

Regional Field Unit - III	500,000		500,000

112	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON		5,879,000		5,879,000

Regional Field Unit - IVA		5,879,000		5,879,000
Region IVB - MIMAROPA		1,469,000		1,469,000

Regional Field Unit - IVB		1,469,000		1,469,000
Region V - Bicol		714,000		714,000

Regional Field Unit - V		714,000		714,000
Region VI - Western Visayas		1,021,000		1,021,000

Regional Field Unit - VI		1,021,000		1,021,000
Region VII - Central Visayas		2,160,000		2,160,000

Regional Field Unit - VII		2,160,000		2,160,000
Region VIII - Eastern Visayas		3,094,000		3,094,000

Regional Field Unit - VIII		3,094,000		3,094,000
Region IX - Zamboanga Peninsula		2,100,000		2,100,000

Regional Field Unit - IX		2,100,000		2,100,000
Region X - Northern Mindanao		650,000		650,000

Regional Field Unit - X		650,000		650,000
Region XI - Davao		2,200,000	200,000	2,400,000

Regional Field Unit - XI		2,200,000	200,000	2,400,000
Region XII - SOCCSKSARGEN		4,160,000	260,000	4,420,000

Regional Field Unit - XII		4,160,000	260,000	4,420,000
Region XIII - Caraga		1,521,000		1,521,000

Regional Field Unit - XIII		1,521,000		1,521,000
RESEARCH AND DEVELOPMENT (R&D) SUB-PROGRAM	703,389,000	1,475,330,000	82,455,000	2,261,174,000

R&D on the National Rice Program		635,349,000	46,870,000	682,219,000

National Capital Region (NCR)		437,919,000		437,919,000

Central Office		279,590,000		279,590,000
Bureau of Agricultural Research		158,329,000		158,329,000
Region I - Ilocos		9,721,000	25,600,000	35,321,000

Regional Field Unit - I		9,721,000	25,600,000	35,321,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	113
DEPARTMENT OF AGRICULTURE

Cordillera Administrative Region (CAR)	13,557,000	240,000	13,797,000

Regional Field Unit - CAR	13,557,000	240,000	13,797,000
Region II - Cagayan Valley	53,460,000	6,610,000	60,070,000

Regional Field Unit - II	53,460,000	6,610,000	60,070,000
Region III - Central Luzon	17,642,000	150,000	17,792,000

Regional Field Unit - III	17,642,000	150,000	17,792,000
Region IVA - CALABARZON	9,142,000		9,142,000

Regional Field Unit - IVA	9,142,000		9,142,000
Region IVB - MIMAROPA	7,950,000		7,950,000

Regional Field Unit - IVB	7,950,000		7,950,000
Region V - Bicol	9,675,000	11,700,000	21,375,000

Regional Field Unit - V	9,675,000	11,700,000	21,375,000
Region VI - Western Visayas	20,001,000	2,470,000	22,471,000

Regional Field Unit - VI	20,001,000	2,470,000	22,471,000
Region VII - Central Visayas	10,176,000	100,000	10,276,000

Regional Field Unit - VII	10,176,000	100,000	10,276,000
Region VIII - Eastern Visayas	4,109,000		4,109,000

Regional Field Unit - VIII	4,109,000		4,109,000
Region IX - Zamboanga Peninsula	12,225,000		12,225,000

Regional Field Unit - IX	12,225,000		12,225,000
Region X - Northern Mindanao	10,503,000		10,503,000

Regional Field Unit - X	10,503,000		10,503,000
Region XI - Davao	4,447,000		4,447,000

Regional Field Unit - XI	4,447,000		4,447,000
Region XII - SOCCSKSARGEN	6,008,000		6,008,000

Regional Field Unit - XII	6,008,000		6,008,000
Region XIII - Caraga	8,814,000		8,814,000

Regional Field Unit - XIII	8,814,000		8,814,000

114	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

R&D on the National Livestock Program	50,000,000		50,000,000

National Capital Region (NCR)	50,000,000		50,000,000

Bureau of Agricultural Research	50,000,000		50,000,000
R&D on the National Corn Program	162,205,000	1,580,000	163,785,000

National Capital Region (NCR)	94,230,000		94,230,000

Bureau of Agricultural Research	73,320,000		73,320,000
Bureau of Plant Industry	8,718,000		8,718,000
Bureau of Soils and Water Management	12,192,000		12,192,000
Region I - Ilocos	4,000,000		4,000,000

Regional Field Unit - I	4,000,000		4,000,000
Cordillera Administrative Region (CAR)	1,900,000		1,900,000

Regional Field Unit - CAR	1,900,000		1,900,000
Region II - Cagayan Valley	5,500,000		5,500,000

Regional Field Unit - II	5,500,000		5,500,000
Region III - Central Luzon	700,000		700,000

Regional Field Unit - III	700,000		700,000
Region IVA - CALABARZON	4,938,000		4,938,000

Regional Field Unit - IVA	4,938,000		4,938,000
Region IVB - MIMAROPA	1,500,000		1,500,000

Regional Field Unit - IVB	1,500,000		1,500,000
Region V - Bicol	11,278,000	500,000	11,778,000

Regional Field Unit - V	11,278,000	500,000	11,778,000
Region VI - Western Visayas	7,460,000		7,460,000

Regional Field Unit - VI	7,460,000		7,460,000
Region VII - Central Visayas	3,400,000		3,400,000

Regional Field Unit - VII	3,400,000		3,400,000
Region VIII - Eastern Visayas	6,874,000		6,874,000

Regional Field Unit - VIII	6,874,000		6,874,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	115
DEPARTMENT OF AGRICULTURE

Region IX - Zamboanga Peninsula		1,355,000		1,355,000

Regional Field Unit - IX		1,355,000		1,355,000
Region X - Northern Mindanao		4,186,000		4,186,000

Regional Field Unit - X		4,186,000		4,186,000
Region XI - Davao		4,700,000	900,000	5,600,000

Regional Field Unit - XI		4,700,000	900,000	5,600,000
Region XII - SOCCSKSARGEN		4,850,000		4,850,000

Regional Field Unit - XII		4,850,000		4,850,000
Region XIII - Caraga		5,334,000	180,000	5,514,000

Regional Field Unit - XIII		5,334,000	180,000	5,514,000
R&D on the National High-Value Crops Development Program		74,419,000		74,419,000

National Capital Region (NCR)		61,157,000		61,157,000

Bureau of Agricultural Research		61,157,000		61,157,000
Region IX - Zamboanga Peninsula		13,262,000		13,262,000

Philippine Rubber Research Institute		13,262,000		13,262,000
R&D on the Promotion and Development of Organic Agriculture Program		50,900,000		50,900,000

National Capital Region (NCR)		50,900,000		50,900,000

Bureau of Agricultural Research		50,900,000		50,900,000
Other Research and Development Activities	703,389,000	502,457,000	34,005,000	1,239,851,000

National Capital Region (NCR)	205,658,000	434,711,000		640,369,000

Bureau of Agricultural Research		377,080,000		377,080,000
Bureau of Animal Industry	107,073,000	3,649,000		110,722,000
Bureau of Plant Industry	98,585,000	17,867,000		116,452,000
Bureau of Soils and Water Management		36,115,000		36,115,000
Region I - Ilocos	28,559,000	4,967,000		33,526,000

Regional Field Unit - I	28,559,000	4,967,000		33,526,000
Cordillera Administrative Region (CAR)	15,936,000	5,153,000		21,089,000

Regional Field Unit - CAR	15,936,000	5,153,000		21,089,000

116	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley	49,629,000	2,270,000		51,899,000

Regional Field Unit - II	49,629,000	2,270,000		51,899,000
Region III - Central Luzon	27,266,000	6,192,000		33,458,000

Regional Field Unit - III	27,266,000	6,192,000		33,458,000
Region IVA - CALABARZON	32,256,000	6,786,000		39,042,000

Regional Field Unit - IVA	32,256,000	6,786,000		39,042,000
Region IVB - MIMAROPA	28,617,000	10,771,000	20,235,000	59,623,000

Regional Field Unit - IVB	28,617,000	10,771,000	20,235,000	59,623,000
Region V - Bicol	30,819,000	6,559,000		37,378,000

Regional Field Unit - V	30,819,000	6,559,000		37,378,000
Region VI - Western Visayas	45,284,000	1,820,000		47,104,000

Regional Field Unit - VI	45,284,000	1,820,000		47,104,000
Region VII - Central Visayas	49,069,000	1,813,000		50,882,000

Regional Field Unit - VII	49,069,000	1,813,000		50,882,000
Region VIII - Eastern Visayas	33,267,000	1,677,000	520,000	35,464,000

Regional Field Unit - VIII	33,267,000	1,677,000	520,000	35,464,000
Region IX - Zamboanga Peninsula	34,594,000	8,230,000	13,250,000	56,074,000

Philippine Rubber Research Institute	8,497,000	6,573,000	13,250,000	28,320,000
Regional Field Unit - IX	26,097,000	1,657,000		27,754,000
Region X - Northern Mindanao	28,412,000	2,331,000		30,743,000

Regional Field Unit - X	28,412,000	2,331,000		30,743,000
Region XI - Davao	28,545,000	4,363,000		32,908,000

Regional Field Unit - XI	28,545,000	4,363,000		32,908,000
Region XII - SOCCSKSARGEN	36,675,000	2,857,000		39,532,000

Regional Field Unit - XII	36,675,000	2,857,000		39,532,000
Region XIII - Caraga	28,803,000	1,957,000		30,760,000

Regional Field Unit - XIII	28,803,000	1,957,000		30,760,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM	18,434,000	1,743,267,000	5,329,642,000	7,091,343,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	117
DEPARTMENT OF AGRICULTURE

AGRICULTURAL MACHINERY, EQUIPMENT, AND FACILITIES SUPPORT SERVICES SUB-PROGRAM	1,475,458,000	4,349,235,000	5,824,693,000

Provision of Agricultural Equipment and Facilities (PAEF) on the National Rice Program	44,500,000	1,556,767,000	1,601,267,000

National Capital Region (NCR)	44,500,000	655,500,000	700,000,000

Bureau of Soils and Water Management	44,500,000	655,500,000	700,000,000
Region I - Ilocos		71,440,000	71,440,000

Regional Field Unit - I		71,440,000	71,440,000
Region II - Cagayan Valley		29,000,000	29,000,000

Regional Field Unit - II		29,000,000	29,000,000
Region III - Central Luzon		233,000,000	233,000,000

Regional Field Unit - III		233,000,000	233,000,000
Region IVA - CALABARZON		103,057,000	103,057,000

Regional Field Unit - IVA		103,057,000	103,057,000
Region IVB - MIMAROPA		62,450,000	62,450,000

Regional Field Unit - IVB		62,450,000	62,450,000
Region V - Bicol		50,060,000	50,060,000

Regional Field Unit - V		50,060,000	50,060,000
Region VI - Western Visayas		21,335,000	21,335,000

Regional Field Unit - VI		21,335,000	21,335,000
Region VII - Central Visayas		14,265,000	14,265,000

Regional Field Unit - VII		14,265,000	14,265,000
Region VIII - Eastern Visayas		62,020,000	62,020,000

Regional Field Unit - VIII		62,020,000	62,020,000
Region IX - Zamboanga Peninsula		24,160,000	24,160,000

Regional Field Unit - IX		24,160,000	24,160,000
Region X - Northern Mindanao		103,600,000	103,600,000

Regional Field Unit - X		103,600,000	103,600,000
Region XII - SOCCSKSARGEN		90,450,000	90,450,000

Regional Field Unit - XII		90,450,000	90,450,000

118	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XIII - Caraga		36,430,000	36,430,000

Regional Field Unit - XIII		36,430,000	36,430,000
PAEF on the National Livestock Program	1,339,046,000	508,941,000	1,847,987,000

National Capital Region (NCR)	113,780,000		113,780,000

Bureau of Animal Industry	113,780,000		113,780,000
Region I - Ilocos	65,856,000	89,440,000	155,296,000

Regional Field Unit - I	65,856,000	89,440,000	155,296,000
Cordillera Administrative Region (CAR)	92,370,000	44,675,000	137,045,000

Regional Field Unit - CAR	92,370,000	44,675,000	137,045,000
Region II - Cagayan Valley	79,112,000	62,500,000	141,612,000

Regional Field Unit - II	79,112,000	62,500,000	141,612,000
Region III - Central Luzon	105,626,000	43,650,000	149,276,000

Regional Field Unit - III	105,626,000	43,650,000	149,276,000
Region IVA - CALABARZON	79,114,000	21,296,000	100,410,000

Regional Field Unit - IVA	79,114,000	21,296,000	100,410,000
Region IVB - MIMAROPA	84,114,000	21,750,000	105,864,000

Regional Field Unit - IVB	84,114,000	21,750,000	105,864,000
Region V - Bicol	96,150,000	25,115,000	121,265,000

Regional Field Unit - V	96,150,000	25,115,000	121,265,000
Region VI - Western Visayas	92,970,000	30,556,000	123,526,000

Regional Field Unit - VI	92,970,000	30,556,000	123,526,000
Region VII - Central Visayas	67,856,000	13,760,000	81,616,000

Regional Field Unit - VII	67,856,000	13,760,000	81,616,000
Region VIII - Eastern Visayas	92,370,000	3,350,000	95,720,000

Regional Field Unit - VIII	92,370,000	3,350,000	95,720,000
Region IX - Zamboanga Peninsula	79,112,000	37,194,000	116,306,000

Regional Field Unit - IX	79,112,000	37,194,000	116,306,000
Region X - Northern Mindanao	79,112,000	15,800,000	94,912,000

Regional Field Unit - X	79,112,000	15,800,000	94,912,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	119
DEPARTMENT OF AGRICULTURE

Region XI - Davao	79,792,000	17,015,000	96,807,000

Regional Field Unit - XI	79,792,000	17,015,000	96,807,000
Region XII - SOCCSKSARGEN	65,856,000	39,240,000	105,096,000

Regional Field Unit - XII	65,856,000	39,240,000	105,096,000
Region XIII - Caraga	65,856,000	43,600,000	109,456,000

Regional Field Unit - XIII	65,856,000	43,600,000	109,456,000
PAEF on the National Corn Program	3,525,000	1,245,500,000	1,249,025,000

National Capital Region (NCR)		45,000,000	45,000,000

Bureau of Soils and Water Management		45,000,000	45,000,000
Region I - Ilocos		56,610,000	56,610,000

Regional Field Unit - I		56,610,000	56,610,000
Cordillera Administrative Region (CAR)	2,800,000	87,900,000	90,700,000

Regional Field Unit - CAR	2,800,000	87,900,000	90,700,000
Region II - Cagayan Valley		122,600,000	122,600,000

Regional Field Unit - II		122,600,000	122,600,000
Region III - Central Luzon		111,250,000	111,250,000

Regional Field Unit - III		111,250,000	111,250,000
Region IVA - CALABARZON		68,500,000	68,500,000

Regional Field Unit - IVA		68,500,000	68,500,000
Region IVB - MIMAROPA		77,140,000	77,140,000

Regional Field Unit - IVB		77,140,000	77,140,000
Region V - Bicol		75,900,000	75,900,000

Regional Field Unit - V		75,900,000	75,900,000
Region VI - Western Visayas	50,000	51,850,000	51,900,000

Regional Field Unit - VI	50,000	51,850,000	51,850,000
Region VII - Central Visayas		26,400,000	26,400,000

Regional Field Unit - VII		26,400,000	26,400,000
Region VIII - Eastern Visayas		21,300,000	21,300,000

Regional Field Unit - VIII		21,300,000	21,300,000

120	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IX - Zamboanga Peninsula	75,000	103,450,000	103,525,000

Regional Field Unit - IX	75,000	103,450,000	103,525,000
Region X - Northern Mindanao	600,000	163,700,000	164,300,000

Regional Field Unit - X	600,000	163,700,000	164,300,000
Region XI - Davao		73,200,000	73,200,000

Regional Field Unit - XI		73,200,000	73,200,000
Region XII - SOCCSKSARGEN		59,900,000	59,900,000

Regional Field Unit - XII		59,900,000	59,900,000
Region XIII - Caraga		100,800,000	100,800,000

Regional Field Unit - XIII		100,800,000	100,800,000
PAEF on the National High-Value Crops Development Program	51,970,000	519,440,000	571,410,000

National Capital Region (NCR)		94,000,000	94,000,000

Bureau of Soils and Water Management		94,000,000	94,000,000
Region I - Ilocos	400,000	37,200,000	37,600,000

Regional Field Unit - I	400,000	37,200,000	37,600,000
Cordillera Administrative Region (CAR)	16,464,000	52,100,000	68,564,000

Regional Field Unit - CAR	16,464,000	52,100,000	68,564,000
Region II - Cagayan Valley	24,500,000	20,600,000	45,100,000

Regional Field Unit - II	24,500,000	20,600,000	45,100,000
Region III - Central Luzon		53,300,000	53,300,000

Regional Field Unit - III		53,300,000	53,300,000
Region IVA - CALABARZON		44,400,000	44,400,000

Regional Field Unit - IVA		44,400,000	44,400,000
Region IVB - MIMAROPA	229,000	23,500,000	23,729,000

Regional Field Unit - IVB	229,000	23,500,000	23,729,000
Region V - Bicol		13,900,000	13,900,000

Regional Field Unit - V		13,900,000	13,900,000
Region VI - Western Visayas	675,000	21,250,000	21,925,000

Regional Field Unit - VI	675,000	21,250,000	21,925,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	121
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas		23,400,000	23,400,000

Regional Field Unit - VII		23,400,000	23,400,000
Region VIII - Eastern Visayas		22,490,000	22,490,000

Regional Field Unit - VIII		22,490,000	22,490,000
Region IX - Zamboanga Peninsula	3,302,000	22,600,000	25,902,000

Regional Field Unit - IX	3,302,000	22,600,000	25,902,000
Region X - Northern Mindanao		33,700,000	33,700,000

Regional Field Unit - X		33,700,000	33,700,000
Region XI - Davao	4,000,000	13,100,000	17,100,000

Regional Field Unit - XI	4,000,000	13,100,000	17,100,000
Region XII - SOCCSKSARGEN	1,350,000	33,900,000	35,250,000

Regional Field Unit - XII	1,350,000	33,900,000	35,250,000
Region XIII - Caraga	1,050,000	10,000,000	11,050,000

Regional Field Unit - XIII	1,050,000	10,000,000	11,050,000
PAEF on the Promotion and Development of Organic Agriculture Program	20,287,000	360,976,000	381,263,000

National Capital Region (NCR)		147,500,000	147,500,000

Bureau of Soils and Water Management		147,500,000	147,500,000
Region I - Ilocos	382,000	14,580,000	14,962,000

Regional Field Unit - I	382,000	14,580,000	14,962,000
Cordillera Administrative Region (CAR)		11,808,000	11,808,000

Regional Field Unit - CAR		11,808,000	11,808,000
Region II - Cagayan Valley		20,000,000	20,000,000

Regional Field Unit - II		20,000,000	20,000,000
Region III - Central Luzon	10,000,000	14,080,000	24,080,000

Regional Field Unit - III	10,000,000	14,080,000	24,080,000
Region IVA - CALABARZON	3,375,000	23,860,000	27,235,000

Regional Field Unit - IVA	3,375,000	23,860,000	27,235,000
Region IVB - MIMAROPA		18,090,000	18,090,000

Regional Field Unit - IVB		18,090,000	18,090,000

122	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region V - Bicol	5,390,000	18,080,000	23,470,000

Regional Field Unit - V	5,390,000	18,080,000	23,470,000
Region VI - Western Visayas		15,630,000	15,630,000

Regional Field Unit - VI		15,630,000	15,630,000
Region VII - Central Visayas	880,000	16,407,000	17,287,000

Regional Field Unit - VII	880,000	16,407,000	17,287,000
Region VIII - Eastern Visayas		4,310,000	4,310,000

Regional Field Unit - VIII		4,310,000	4,310,000
Region IX - Zamboanga Peninsula		22,140,000	22,140,000

Regional Field Unit - IX		22,140,000	22,140,000
Region X - Northern Mindanao	20,000	4,980,000	5,000,000

Regional Field Unit - X	20,000	4,980,000	5,000,000
Region XI - Davao	240,000	2,951,000	3,191,000

Regional Field Unit - XI	240,000	2,951,000	3,191,000
Region XII - SOCCSKSARGEN		16,560,000	16,560,000

Regional Field Unit - XII		16,560,000	16,560,000
Region XIII - Caraga		10,000,000	10,000,000

Regional Field Unit - XIII		10,000,000	10,000,000
PAEF on the Halal Food Industry Development Program		30,580,000	30,580,000

National Capital Region (NCR)		6,690,000	6,690,000

Bureau of Animal Industry		6,690,000	6,690,000
Region IVA - CALABARZON		4,000,000	4,000,000

Regional Field Unit - IVA		4,000,000	4,000,000
Region IVB - MIMAROPA		4,000,000	4,000,000

Regional Field Unit - IVB		4,000,000	4,000,000
Region V - Bicol		1,350,000	1,350,000

Regional Field Unit - V		1,350,000	1,350,000
Region VI - Western Visayas		6,590,000	6,590,000

Regional Field Unit - VI		6,590,000	6,590,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	123
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas		800,000	800,000

Regional Field Unit - VIII		800,000	800,000
Region X - Northern Mindanao		4,000,000	4,000,000

Regional Field Unit - X		4,000,000	4,000,000
Region XII - SOCCSKSARGEN		3,150,000	3,150,000

Regional Field Unit - XII		3,150,000	3,150,000
PAEF on the National Urban and Peri-Urban Agriculture Program	16,130,000	127,031,000	143,161,000

National Capital Region (NCR)	1,274,000	11,270,000	12,544,000

Bureau of Plant Industry	1,274,000	11,270,000	12,544,000
Region I - Ilocos	960,000	3,000,000	3,960,000

Regional Field Unit - I	960,000	3,000,000	3,960,000
Cordillera Administrative Region (CAR)	460,000	5,654,000	6,114,000

Regional Field Unit - CAR	460,000	5,654,000	6,114,000
Region II - Cagayan Valley	10,200,000	7,541,000	17,741,000

Regional Field Unit - II	10,200,000	7,541,000	17,741,000
Region III - Central Luzon		14,700,000	14,700,000

Regional Field Unit - III		14,700,000	14,700,000
Region IVB - MIMAROPA		9,450,000	9,450,000

Regional Field Unit - IVB		9,450,000	9,450,000
Region V - Bicol	96,000	10,240,000	10,336,000

Regional Field Unit - V	96,000	10,240,000	10,336,000
Region VI - Western Visayas		18,000,000	18,000,000

Regional Field Unit - VI		18,000,000	18,000,000
Region VII - Central Visayas	180,000	6,080,000	6,260,000

Regional Field Unit - VII	180,000	6,080,000	6,260,000
Region VIII - Eastern Visayas	60,000	1,796,000	1,856,000

Regional Field Unit - VIII	60,000	1,796,000	1,856,000
Region IX - Zamboanga Peninsula	600,000	10,650,000	11,250,000

Regional Field Unit - IX	600,000	10,650,000	11,250,000

124	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao		1,500,000	10,850,000	12,350,000

Regional Field Unit - X		1,500,000	10,850,000	12,350,000
Region XI - Davao			4,000,000	4,000,000

Regional Field Unit - XI			4,000,000	4,000,000
Region XII - SOCCSKSARGEN		800,000	10,400,000	11,200,000

Regional Field Unit - XII		800,000	10,400,000	11,200,000
Region XIII - Caraga			3,400,000	3,400,000

Regional Field Unit - XIII			3,400,000	3,400,000
IRRIGATION NETWORK SERVICES (INS) SUB-PROGRAM	18,434,000	45,997,000	980,407,000	1,044,838,000

INS on the National Rice Program			489,891,000	489,891,000

Region I - Ilocos			76,803,000	76,803,000

Regional Field Unit - I			76,803,000	76,803,000
Cordillera Administrative Region (CAR)			145,803,000	145,803,000

Regional Field Unit - CAR			145,803,000	145,803,000
Region II - Cagayan Valley			17,000,000	17,000,000

Regional Field Unit - II			17,000,000	17,000,000
Region III - Central Luzon			79,326,000	79,326,000

Regional Field Unit - III			79,326,000	79,326,000
Region IVA - CALABARZON			40,400,000	40,400,000

Regional Field Unit - IVA			40,400,000	40,400,000
Region IVB - MIMAROPA			28,359,000	28,359,000

Regional Field Unit - IVB			28,359,000	28,359,000
Region VI - Western Visayas			31,845,000	31,845,000

Regional Field Unit - VI			31,845,000	31,845,000
Region VII - Central Visayas			8,523,000	8,523,000

Regional Field Unit - VII			8,523,000	8,523,000
Region VIII - Eastern Visayas			37,248,000	37,248,000

Regional Field Unit - VIII			37,248,000	37,248,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	125
DEPARTMENT OF AGRICULTURE

Region IX - Zamboanga Peninsula		8,000,000	8,000,000

Regional Field Unit - IX		8,000,000	8,000,000
Region XI - Davao		16,584,000	16,584,000

Regional Field Unit - XI		16,584,000	16,584,000
INS on the National Corn Program		105,830,000	105,830,000

Region I - Ilocos		28,600,000	28,600,000

Regional Field Unit - I		28,600,000	28,600,000
Cordillera Administrative Region (CAR)		10,200,000	10,200,000

Regional Field Unit - CAR		10,200,000	10,200,000
Region II - Cagayan Valley		35,000,000	35,000,000

Regional Field Unit - II		35,000,000	35,000,000
Region III - Central Luzon		8,500,000	8,500,000

Regional Field Unit - III		8,500,000	8,500,000
Region IVA - CALABARZON		9,200,000	9,200,000

Regional Field Unit - IVA		9,200,000	9,200,000
Region IVB - MIMAROPA		11,000,000	11,000,000

Regional Field Unit - IVB		11,000,000	11,000,000
Region V - Bicol		1,300,000	1,300,000

Regional Field Unit - V		1,300,000	1,300,000
Region VI - Western Visayas		880,000	880,000

Regional Field Unit - VI		880,000	880,000
Region IX - Zamboanga Peninsula		1,150,000	1,150,000

Regional Field Unit - IX		1,150,000	1,150,000
INS on the National High-Value Crops Development Program	5,816,000	348,811,000	354,627,000

Region I - Ilocos		31,200,000	31,200,000

Regional Field Unit - I		31,200,000	31,200,000
Cordillera Administrative Region (CAR)		44,695,000	44,695,000

Regional Field Unit - CAR		44,695,000	44,695,000

126	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley		5,000,000	30,000,000	35,000,000

Regional Field Unit - II		5,000,000	30,000,000	35,000,000
Region III - Central Luzon			35,400,000	35,400,000

Regional Field Unit - III			35,400,000	35,400,000
Region IVA - CALABARZON		816,000	38,500,000	39,316,000

Regional Field Unit - IVA		816,000	38,500,000	39,316,000
Region IVB - MIMAROPA			33,300,000	33,300,000

Regional Field Unit - IVB			33,300,000	33,300,000
Region V - Bicol			22,040,000	22,040,000

Regional Field Unit - V			22,040,000	22,040,000
Region VI - Western Visayas			22,420,000	22,420,000

Regional Field Unit - VI			22,420,000	22,420,000
Region VII - Central Visayas			20,000,000	20,000,000

Regional Field Unit - VII			20,000,000	20,000,000
Region VIII - Eastern Visayas			21,100,000	21,100,000

Regional Field Unit - VIII			21,100,000	21,100,000
Region IX - Zamboanga Peninsula			10,500,000	10,500,000

Regional Field Unit - IX			10,500,000	10,500,000
Region X - Northern Mindanao			10,000,000	10,000,000

Regional Field Unit - X			10,000,000	10,000,000
Region XI - Davao			9,500,000	9,500,000

Regional Field Unit - XI			9,500,000	9,500,000
Region XII - SOCCSKSARGEN			11,000,000	11,000,000

Regional Field Unit - XII			11,000,000	11,000,000
Region XIII - Caraga			9,156,000	9,156,000

Regional Field Unit - XIII			9,156,000	9,156,000
Other Water Resources Projects	18,434,000	40,181,000		58,615,000

National Capital Region (NCR)	18,434,000	40,181,000		58,615,000

Bureau of Soils and Water Management	18,434,000	40,181,000		58,615,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	127
DEPARTMENT OF AGRICULTURE

INS on the Promotion and Development of Organic Agriculture		35,875,000	35,875,000

Region I - Ilocos		7,800,000	7,800,000

Regional Field Unit - I		7,800,000	7,800,000
Cordillera Administrative Region (CAR)		1,000,000	1,000,000

Regional Field Unit - CAR		1,000,000	1,000,000
Region II - Cagayan Valley		8,000,000	8,000,000

Regional Field Unit - II		8,000,000	8,000,000
Region III - Central Luzon		840,000	840,000

Regional Field Unit - III		840,000	840,000
Region IVA - CALABARZON		2,800,000	2,800,000

Regional Field Unit - IVA		2,800,000	2,800,000
Region IVB - MIMAROPA		4,100,000	4,100,000

Regional Field Unit - IVB		4,100,000	4,100,000
Region V - Bicol		3,030,000	3,030,000

Regional Field Unit - V		3,030,000	3,030,000
Region VI - Western Visayas		360,000	360,000

Regional Field Unit - VI		360,000	360,000
Region VII - Central Visayas		2,800,000	2,800,000

Regional Field Unit - VII		2,800,000	2,800,000
Region VIII - Eastern Visayas		945,000	945,000

Regional Field Unit - VIII		945,000	945,000
Region XI - Davao		1,200,000	1,200,000

Regional Field Unit - XI		1,200,000	1,200,000
Region XII - SOCCSKSARGEN		3,000,000	3,000,000

Regional Field Unit - XII		3,000,000	3,000,000
FARM-TO-MARKET ROADS (FMR) SUB-PROGRAM	221,812,000		221,812,000

Farm-to-Market Road (FMR) Network Planning and Monitoring Services	221,812,000		221,812,000

National Capital Region (NCR)	36,712,000		36,712,000

Bureau of Agricultural and Fisheries Engineering	36,712,000		36,712,000

128	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I - Ilocos	12,500,000	12,500,000

Regional Field Unit - I	12,500,000	12,500,000
Cordillera Administrative Region (CAR)	12,100,000	12,100,000

Regional Field Unit - CAR	12,100,000	12,100,000
Region II - Cagayan Valley	13,100,000	13,100,000

Regional Field Unit - II	13,100,000	13,100,000
Region III - Central Luzon	13,300,000	13,300,000

Regional Field Unit - III	13,300,000	13,300,000
Region IVA - CALABARZON	14,500,000	14,500,000

Regional Field Unit - IVA	14,500,000	14,500,000
Region IVB - MIMAROPA	11,300,000	11,300,000

Regional Field Unit - IVB	11,300,000	11,300,000
Region V - Bicol	12,400,000	12,400,000

Regional Field Unit - V	12,400,000	12,400,000
Region VI - Western Visayas	13,100,000	13,100,000

Regional Field Unit - VI	13,100,000	13,100,000
Region VII - Central Visayas	12,500,000	12,500,000

Regional Field Unit - VII	12,500,000	12,500,000
Region VIII - Eastern Visayas	11,800,000	11,800,000

Regional Field Unit - VIII	11,800,000	11,800,000
Region IX - Zamboanga Peninsula	11,600,000	11,600,000

Regional Field Unit - IX	11,600,000	11,600,000
Region X - Northern Mindanao	12,000,000	12,000,000

Regional Field Unit - X	12,000,000	12,000,000
Region XI - Davao	11,900,000	11,900,000

Regional Field Unit - XI	11,900,000	11,900,000
Region XII - SOCCSKSARGEN	11,300,000	11,300,000

Regional Field Unit - XII	11,300,000	11,300,000
Region XIII - Caraga	11,700,000	11,700,000

Regional Field Unit - XIII	11,700,000	11,700,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	129
DEPARTMENT OF AGRICULTURE

AGRICULTURE AND FISHERY POLICY PROGRAM	48,725,000	15,099,000		63,824,000

Formulation, Monitoring and Evaluation of Agricultural and Fishery Policies, Plans and Programs	48,725,000	15,099,000		63,824,000

National Capital Region (NCR)	48,725,000	15,099,000		63,824,000

Central Office	48,725,000	15,099,000		63,824,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM	603,496,000	556,620,000	87,707,000	1,247,823,000

Quality Control and Inspection	177,181,000	325,030,000	51,308,000	553,519,000

National Capital Region (NCR)	83,760,000	243,315,000	40,000,000	367,075,000

Bureau of Agricultural and Fisheries Engineering	6,563,000	4,941,000		11,504,000
Bureau of Animal Industry		25,213,000	20,000,000	45,213,000
Bureau of Plant Industry	77,197,000	213,161,000	20,000,000	310,358,000
Region I - Ilocos	11,532,000	4,610,000		16,142,000

Regional Field Unit - I	11,532,000	4,610,000		16,142,000
Cordillera Administrative Region (CAR)	7,442,000	12,469,000		19,911,000

Regional Field Unit - CAR	7,442,000	12,469,000		19,911,000
Region II - Cagayan Valley		4,445,000	130,000	4,575,000

Regional Field Unit - II		4,445,000	130,000	4,575,000
Region III - Central Luzon		5,627,000	2,300,000	7,927,000

Regional Field Unit - III		5,627,000	2,300,000	7,927,000
Region IVA - CALABARZON	4,135,000	4,420,000		8,555,000

Regional Field Unit - IVA	4,135,000	4,420,000		8,555,000
Region IVB - MIMAROPA	5,854,000	6,615,000		12,469,000

Regional Field Unit - IVB	5,854,000	6,615,000		12,469,000
Region V - Bicol	4,238,000	7,215,000	7,128,000	18,581,000

Regional Field Unit - V	4,238,000	7,215,000	7,128,000	18,581,000
Region VI - Western Visayas	6,666,000	4,373,000		11,039,000

Regional Field Unit - VI	6,666,000	4,373,000		11,039,000
Region VII - Central Visayas	5,690,000	4,209,000		9,899,000

Regional Field Unit - VII	5,690,000	4,209,000		9,899,000

130	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	8,755,000	5,132,000		13,887,000

Regional Field Unit - VIII	8,755,000	5,132,000		13,887,000
Region IX - Zamboanga Peninsula	9,205,000	4,480,000		13,685,000

Regional Field Unit - IX	9,205,000	4,480,000		13,685,000
Region X - Northern Mindanao		4,587,000		4,587,000

Regional Field Unit - X		4,587,000		4,587,000
Region XI - Davao	5,528,000	3,737,000		9,265,000

Regional Field Unit - XI	5,528,000	3,737,000		9,265,000
Region XII - SOCCSKSARGEN	12,914,000	4,146,000	1,100,000	18,160,000

Regional Field Unit - XII	12,914,000	4,146,000	1,100,000	18,160,000
Region XIII - Caraga	11,462,000	5,650,000	650,000	17,762,000

Regional Field Unit - XIII	11,462,000	5,650,000	650,000	17,762,000
Agriculture and Fishery Product Standards	18,753,000	35,170,000		53,923,000

National Capital Region (NCR)	18,753,000	35,170,000		53,923,000

Central Office	18,753,000	35,170,000		53,923,000
Quarantine Services	351,420,000	116,406,000	35,269,000	503,095,000

National Capital Region (NCR)	351,420,000	116,406,000	35,269,000	503,095,000

Bureau of Animal Industry	190,980,000	66,319,000	14,369,000	271,668,000
Bureau of Plant Industry	160,440,000	50,087,000	20,900,000	231,427,000
Registration and Licensing	56,142,000	80,014,000	1,130,000	137,286,000

National Capital Region (NCR)	3,828,000	21,364,000	1,130,000	26,322,000

Bureau of Agricultural and Fisheries Engineering	3,828,000	5,738,000		9,566,000
Bureau of Animal Industry		9,254,000		9,254,000
Bureau of Plant Industry		1,372,000		1,372,000
Bureau of Soils and Water Management		5,000,000	1,130,000	6,130,000
Region I - Ilocos		3,574,000		3,574,000

Regional Field Unit - I		3,574,000		3,574,000
Cordillera Administrative Region (CAR)	3,805,000	5,876,000		9,681,000

Regional Field Unit - CAR	3,805,000	5,876,000		9,681,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	131
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley	10,779,000	4,185,000		14,964,000

Regional Field Unit - II	10,779,000	4,185,000		14,964,000
Region III - Central Luzon	11,333,000	4,145,000		15,478,000

Regional Field Unit - III	11,333,000	4,145,000		15,478,000
Region IVA - CALABARZON	4,143,000	5,039,000		9,182,000

Regional Field Unit - IVA	4,143,000	5,039,000		9,182,000
Region IVB - MIMAROPA	2,514,000	3,125,000		5,639,000

Regional Field Unit - IVB	2,514,000	3,125,000		5,639,000
Region V - Bicol	7,270,000	3,355,000		10,625,000

Regional Field Unit - V	7,270,000	3,355,000		10,625,000
Region VI - Western Visayas	5,227,000	3,250,000		8,477,000

Regional Field Unit - VI	5,227,000	3,250,000		8,477,000
Region VII - Central Visayas	3,302,000	3,551,000		6,853,000

Regional Field Unit - VII	3,302,000	3,551,000		6,853,000
Region VIII - Eastern Visayas		3,209,000		3,209,000

Regional Field Unit - VIII		3,209,000		3,209,000
Region IX - Zamboanga Peninsula		3,711,000		3,711,000

Regional Field Unit - IX		3,711,000		3,711,000
Region X - Northern Mindanao		4,447,000		4,447,000

Regional Field Unit - X		4,447,000		4,447,000
Region XI - Davao	3,941,000	4,264,000		8,205,000

Regional Field Unit - XI	3,941,000	4,264,000		8,205,000
Region XII - SOCCSKSARGEN		3,526,000		3,526,000

Regional Field Unit - XII		3,526,000		3,526,000
Region XIII - Caraga		3,393,000		3,393,000

Regional Field Unit - XIII		3,393,000		3,393,000

Sub-total, Operations	2,004,814,000	32,303,323,000	6,943,447,000	41,251,584,000

Total, Regular Programs	4,173,479,000	37,233,988,000	7,991,133,000	49,398,600,000

132	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECTS
Locally-Funded Project(s)
Repair/Rehabilitation and Construction of Farm-to-Market Roads in Designated Key Production Areas	23,241,250,000	23,241,250,000

Region I - Ilocos	1,731,375,000	1,731,375,000

Regional Field Unit - I	1,731,375,000	1,731,375,000
Cordillera Administrative Region (CAR)	395,000,000	395,000,000

Regional Field Unit - CAR	395,000,000	395,000,000
Region II - Cagayan Valley	1,456,888,000	1,456,888,000

Regional Field Unit - II	1,456,888,000	1,456,888,000
Region III - Central Luzon	4,016,530,000	4,016,530,000

Regional Field Unit - III	4,016,530,000	4,016,530,000
Region IVA - CALABARZON	2,427,750,000	2,427,750,000

Regional Field Unit - IVA	2,427,750,000	2,427,750,000
Region IVB - MIMAROPA	996,845,000	996,845,000

Regional Field Unit - IVB	996,845,000	996,845,000
Region V - Bicol	2,609,362,000	2,609,362,000

Regional Field Unit - V	2,609,362,000	2,609,362,000
Region VI - Western Visayas	1,727,500,000	1,727,500,000

Regional Field Unit - VI	1,727,500,000	1,727,500,000
Region VII - Central Visayas	1,420,000,000	1,420,000,000

Regional Field Unit - VII	1,420,000,000	1,420,000,000
Region VIII - Eastern Visayas	2,096,000,000	2,096,000,000

Regional Field Unit - VIII	2,096,000,000	2,096,000,000
Region IX - Zamboanga Peninsula	656,000,000	656,000,000

Regional Field Unit - IX	656,000,000	656,000,000
Region X - Northern Mindanao	940,000,000	940,000,000

Regional Field Unit - X	940,000,000	940,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	133
DEPARTMENT OF AGRICULTURE

Region XI - Davao		1,583,000,000	1,583,000,000

Regional Field Unit - XI		1,583,000,000	1,583,000,000
Region XII - SOCCSKSARGEN		445,000,000	445,000,000

Regional Field Unit - XII		445,000,000	445,000,000
Region XIII - Caraga		740,000,000	740,000,000

Regional Field Unit - XIII		740,000,000	740,000,000
Mainstreaming Climate Resilient Agriculture (CRA) in Regional Programs and Projects	188,953,000	161,047,000	350,000,000

Region I - Ilocos	9,000,000	11,000,000	20,000,000

Regional Field Unit - I	9,000,000	11,000,000	20,000,000
Cordillera Administrative Region (CAR)	11,347,000	4,653,000	16,000,000

Regional Field Unit - CAR	11,347,000	4,653,000	16,000,000
Region II - Cagayan Valley	12,050,000	25,950,000	38,000,000

Regional Field Unit - II	12,050,000	25,950,000	38,000,000
Region III - Central Luzon	14,647,000	6,353,000	21,000,000

Regional Field Unit - III	14,647,000	6,353,000	21,000,000
Region IVA - CALABARZON	10,000,000	12,000,000	22,000,000

Regional Field Unit - IVA	10,000,000	12,000,000	22,000,000
Region IVB - MIMAROPA	12,071,000	3,929,000	16,000,000

Regional Field Unit - IVB	12,071,000	3,929,000	16,000,000
Region V - Bicol	25,488,000	19,511,000	44,999,000

Regional Field Unit - V	25,488,000	19,511,000	44,999,000
Region VI - Western Visayas	11,550,000	10,450,000	22,000,000

Regional Field Unit - VI	11,550,000	10,450,000	22,000,000
Region VII - Central Visayas	12,678,000	7,322,000	20,000,000

Regional Field Unit - VII	12,678,000	7,322,000	20,000,000
Region VIII - Eastern Visayas	17,387,000	12,613,000	30,000,000

Regional Field Unit - VIII	17,387,000	12,613,000	30,000,000
Region IX - Zamboanga Peninsula	11,429,000	8,571,000	20,000,000

Regional Field Unit - IX	11,429,000	8,571,000	20,000,000

134	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao	7,626,000	12,375,000	20,001,000

Regional Field Unit - X	7,626,000	12,375,000	20,001,000
Region XI - Davao	5,073,000	14,927,000	20,000,000

Regional Field Unit - XI	5,073,000	14,927,000	20,000,000
Region XII - SOCCSKSARGEN	15,489,000	4,511,000	20,000,000

Regional Field Unit - XII	15,489,000	4,511,000	20,000,000
Region XIII - Caraga	13,118,000	6,882,000	20,000,000

Regional Field Unit - XIII	13,118,000	6,882,000	20,000,000
Kabuhayan at Kaunlaran ng Kababayang Katutubo (4Ks) Project	181,920,000	28,419,000	210,339,000

National Capital Region (NCR)	26,828,000	850,000	27,678,000

Central Office	26,828,000	850,000	27,678,000
Region I - Ilocos	8,909,000	800,000	9,709,000

Regional Field Unit - I	8,909,000	800,000	9,709,000
Cordillera Administrative Region (CAR)	17,986,000		17,986,000

Regional Field Unit - CAR	17,986,000		17,986,000
Region II - Cagayan Valley	15,932,000	1,200,000	17,132,000

Regional Field Unit - II	15,932,000	1,200,000	17,132,000
Region III - Central Luzon	10,415,000	3,500,000	13,915,000

Regional Field Unit - III	10,415,000	3,500,000	13,915,000
Region IVA - CALABARZON	10,845,000	3,950,000	14,795,000

Regional Field Unit - IVA	10,845,000	3,950,000	14,795,000
Region IVB - MIMAROPA	6,904,000	5,750,000	12,654,000

Regional Field Unit - IVB	6,904,000	5,750,000	12,654,000
Region V - Bicol	12,243,000	2,638,000	14,881,000

Regional Field Unit - V	12,243,000	2,638,000	14,881,000
Region VI - Western Visayas	10,336,000	3,300,000	13,636,000

Regional Field Unit - VI	10,336,000	3,300,000	13,636,000
Region VII - Central Visayas	11,492,000		11,492,000

Regional Field Unit - VII	11,492,000		11,492,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	135
DEPARTMENT OF AGRICULTURE

Region IX - Zamboanga Peninsula	13,428,000	700,000	14,128,000

Regional Field Unit - IX	13,428,000	700,000	14,128,000
Region X - Northern Mindanao	13,059,000		13,059,000

Regional Field Unit - X	13,059,000		13,059,000
Region XI - Davao	4,421,000	2,131,000	6,552,000

Regional Field Unit - XI	4,421,000	2,131,000	6,552,000
Region XII - SOCCSKSARGEN	8,243,000		8,243,000

Regional Field Unit - XII	8,243,000		8,243,000
Region XIII - Caraga	10,879,000	3,600,000	14,479,000

Regional Field Unit - XIII	10,879,000	3,600,000	14,479,000
Rice Competitiveness Enhancement Program	4,000,000,000	6,000,000,000	10,000,000,000

National Capital Region (NCR)	4,000,000,000	6,000,000,000	10,000,000,000

Central Office	4,000,000,000	6,000,000,000	10,000,000,000
Implementation of the KADIWA ni ANI at KITA Program	450,000,000		450,000,000

National Capital Region (NCR)	450,000,000		450,000,000

Central Office	450,000,000		450,000,000
National Soil Health Program	485,000,000	515,000,000	1,000,000,000

National Capital Region (NCR)	410,750,000	515,000,000	925,750,000

Bureau of Soils and Water Management	410,750,000	515,000,000	925,750,000
Region I - Ilocos	4,950,000		4,950,000

Regional Field Unit - I	4,950,000		4,950,000
Cordillera Administrative Region (CAR)	4,950,000		4,950,000

Regional Field Unit - CAR	4,950,000		4,950,000
Region II - Cagayan Valley	4,950,000		4,950,000

Regional Field Unit - II	4,950,000		4,950,000
Region III - Central Luzon	4,950,000		4,950,000

Regional Field Unit - III	4,950,000		4,950,000
Region IVA - CALABARZON	4,950,000		4,950,000

Regional Field Unit - IVA	4,950,000		4,950,000

136	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVB - MIMAROPA	4,950,000		4,950,000

Regional Field Unit - IVB	4,950,000		4,950,000
Region V - Bicol	4,950,000		4,950,000

Regional Field Unit - V	4,950,000		4,950,000
Region VI - Western Visayas	4,950,000		4,950,000

Regional Field Unit - VI	4,950,000		4,950,000
Region VII - Central Visayas	4,950,000		4,950,000

Regional Field Unit - VII	4,950,000		4,950,000
Region VIII - Eastern Visayas	4,950,000		4,950,000

Regional Field Unit - VIII	4,950,000		4,950,000
Region IX - Zamboanga Peninsula	4,950,000		4,950,000

Regional Field Unit - IX	4,950,000		4,950,000
Region X - Northern Mindanao	4,950,000		4,950,000

Regional Field Unit - X	4,950,000		4,950,000
Region XI - Davao	4,950,000		4,950,000

Regional Field Unit - XI	4,950,000		4,950,000
Region XII - SOCCSKSARGEN	4,950,000		4,950,000

Regional Field Unit - XII	4,950,000		4,950,000
Region XIII - Caraga	4,950,000		4,950,000

Regional Field Unit - XIII	4,950,000		4,950,000
Updating of the Registry System for Basic Sectors in Agriculture (RSBSA)	522,506,000	67,299,000	589,805,000

National Capital Region (NCR)	46,845,000	30,000,000	76,845,000

Central Office	46,845,000	30,000,000	76,845,000
Region I - Ilocos	15,180,000	400,000	15,580,000

Regional Field Unit - I	15,180,000	400,000	15,580,000
Cordillera Administrative Region (CAR)	19,501,000	2,800,000	22,301,000

Regional Field Unit - CAR	19,501,000	2,800,000	22,301,000
Region II - Cagayan Valley	43,065,000	7,130,000	50,195,000

Regional Field Unit - II	43,065,000	7,130,000	50,195,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	137
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon	60,501,000	3,300,000	63,801,000

Regional Field Unit - III	60,501,000	3,300,000	63,801,000
Region IVA - CALABARZON	27,332,000	1,580,000	28,912,000

Regional Field Unit - IVA	27,332,000	1,580,000	28,912,000
Region IVB - MIMAROPA	53,635,000	1,000,000	54,635,000

Regional Field Unit - IVB	53,635,000	1,000,000	54,635,000
Region V - Bicol	33,271,000	5,974,000	39,245,000

Regional Field Unit - V	33,271,000	5,974,000	39,245,000
Region VI - Western Visayas	37,171,000	800,000	37,971,000

Regional Field Unit - VI	37,171,000	800,000	37,971,000
Region VII - Central Visayas	24,968,000	400,000	25,368,000

Regional Field Unit - VII	24,968,000	400,000	25,368,000
Region VIII - Eastern Visayas	35,346,000	4,050,000	39,396,000

Regional Field Unit - VIII	35,346,000	4,050,000	39,396,000
Region IX - Zamboanga Peninsula	25,307,000	2,875,000	28,182,000

Regional Field Unit - IX	25,307,000	2,875,000	28,182,000
Region X - Northern Mindanao	21,654,000	900,000	22,554,000

Regional Field Unit - X	21,654,000	900,000	22,554,000
Region XI - Davao	27,008,000	490,000	27,498,000

Regional Field Unit - XI	27,008,000	490,000	27,498,000
Region XII - SOCCSKSARGEN	25,530,000	2,500,000	28,030,000

Regional Field Unit - XII	25,530,000	2,500,000	28,030,000
Region XIII - Caraga	26,192,000	3,100,000	29,292,000

Regional Field Unit - XIII	26,192,000	3,100,000	29,292,000
Special Area for Agricultural Development (SAAD) Phase 2	897,577,000	197,074,000	1,094,651,000

National Capital Region (NCR)	42,000,000	500,000	42,500,000

Central Office	42,000,000	500,000	42,500,000
Region I - Ilocos	27,540,000	10,010,000	37,550,000

Regional Field Unit - I	27,540,000	10,010,000	37,550,000

138	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cordillera Administrative Region (CAR)	64,800,000	12,863,000	77,663,000

Regional Field Unit - CAR	64,800,000	12,863,000	77,663,000
Region II - Cagayan Valley	31,500,000	12,000,000	43,500,000

Regional Field Unit - II	31,500,000	12,000,000	43,500,000
Region III - Central Luzon	41,104,000	11,000,000	52,104,000

Regional Field Unit - III	41,104,000	11,000,000	52,104,000
Region IVA - CALABARZON	34,594,000	5,000,000	39,594,000

Regional Field Unit - IVA	34,594,000	5,000,000	39,594,000
Region IVB - MIMAROPA	64,375,000	16,000,000	80,375,000

Regional Field Unit - IVB	64,375,000	16,000,000	80,375,000
Region V - Bicol	96,216,000	17,500,000	113,716,000

Regional Field Unit - V	96,216,000	17,500,000	113,716,000
Region VI - Western Visayas	39,958,000	14,145,000	54,103,000

Regional Field Unit - VI	39,958,000	14,145,000	54,103,000
Region VII - Central Visayas	82,309,000	13,721,000	96,030,000

Regional Field Unit - VII	82,309,000	13,721,000	96,030,000
Region VIII - Eastern Visayas	98,750,000	20,000,000	118,750,000

Regional Field Unit - VIII	98,750,000	20,000,000	118,750,000
Region IX - Zamboanga Peninsula	58,001,000	19,000,000	77,001,000

Regional Field Unit - IX	58,001,000	19,000,000	77,001,000
Region X - Northern Mindanao	63,395,000	11,000,000	74,395,000

Regional Field Unit - X	63,395,000	11,000,000	74,395,000
Region XI - Davao	47,323,000	11,000,000	58,323,000

Regional Field Unit - XI	47,323,000	11,000,000	58,323,000
Region XII - SOCCSKSARGEN	57,556,000	13,500,000	71,056,000

Regional Field Unit - XII	57,556,000	13,500,000	71,056,000
Region XIII - Caraga	48,156,000	9,835,000	57,991,000

Regional Field Unit - XIII	48,156,000	9,835,000	57,991,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	139
DEPARTMENT OF AGRICULTURE

Young Farmers Challenge Program	200,000,000		200,000,000

National Capital Region (NCR)	200,000,000		200,000,000

Central Office	200,000,000		200,000,000
Fuel Assistance to Farmers	75,000,000		75,000,000

National Capital Region (NCR)	75,000,000		75,000,000

Central Office	75,000,000		75,000,000
Digital Agriculture Project	430,000,000	70,000,000	500,000,000

National Capital Region (NCR)	430,000,000	70,000,000	500,000,000

Central Office	430,000,000	70,000,000	500,000,000
Cold Storage Expansion Project	30,000,000	1,470,000,000	1,500,000,000

National Capital Region (NCR)	30,000,000		30,000,000

Central Office	30,000,000		30,000,000
Region I - Ilocos		122,500,000	122,500,000

Regional Field Unit - I		122,500,000	122,500,000
Cordillera Administrative Region (CAR)		61,250,000	61,250,000

Regional Field Unit - CAR		61,250,000	61,250,000
Region II - Cagayan Valley		122,500,000	122,500,000

Regional Field Unit - II		122,500,000	122,500,000
Region III - Central Luzon		306,250,000	306,250,000

Regional Field Unit - III		306,250,000	306,250,000
Region IVA - CALABARZON		122,500,000	122,500,000

Regional Field Unit - IVA		122,500,000	122,500,000
Region IVB - MIMAROPA		183,750,000	183,750,000

Regional Field Unit - IVB		183,750,000	183,750,000
Region V - Bicol		61,250,000	61,250,000

Regional Field Unit - V		61,250,000	61,250,000
Region VI - Western Visayas		61,250,000	61,250,000

Regional Field Unit - VI		61,250,000	61,250,000

140	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas		61,250,000	61,250,000

Regional Field Unit - VII		61,250,000	61,250,000
Region X - Northern Mindanao		183,750,000	183,750,000

Regional Field Unit - X		183,750,000	183,750,000
Region XI - Davao		61,250,000	61,250,000

Regional Field Unit - XI		61,250,000	61,250,000
Region XII - SOCCSKSARGEN		122,500,000	122,500,000

Regional Field Unit - XII		122,500,000	122,500,000
Solar-Powered Irrigation System		1,636,533,000	1,636,533,000

National Capital Region (NCR)		1,636,533,000	1,636,533,000

Bureau of Soils and Water Management		1,636,533,000	1,636,533,000
Development of Upland Irrigation Systems and Small Water Irrigation and Impounding Project	86,880,000	913,120,000	1,000,000,000

National Capital Region (NCR)	86,880,000	913,120,000	1,000,000,000

Bureau of Soils and Water Management	86,880,000	913,120,000	1,000,000,000

Establishment of Corn Grain Center including its Facilities (Phase II)	10,000,000	193,613,000	203,613,000

Region V - Bicol	10,000,000	193,613,000	203,613,000

Regional Field Unit - V	10,000,000	193,613,000	203,613,000
Animal Welfare Program	221,748,000		221,748,000

National Capital Region (NCR)	221,748,000		221,748,000

Bureau of Animal Industry	221,748,000		221,748,000
African Swine Fever (ASF) Prevention, Control, and Recovery Program	175,392,000	6,625,000	182,017,000

National Capital Region (NCR)	175,392,000	6,625,000	182,017,000

Bureau of Animal Industry	175,392,000	6,625,000	182,017,000

Construction of AAA Halal Slaughterhouse	20,000,000		20,000,000

National Capital Region (NCR)	20,000,000		20,000,000

Bureau of Animal Industry	20,000,000		20,000,000
Construction of AAA Slaughterhouse	450,000,000		450,000,000

Region V - Bicol	450,000,000		450,000,000

Regional Field Unit - V	450,000,000		450,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	141
DEPARTMENT OF AGRICULTURE

Massive Coconut Planting Program				1,000,000,000				1,000,000,000

National Capital Region (NCR)				1,000,000,000				1,000,000,000

Central Office				1,000,000,000				1,000,000,000
Coconut Fertilization Program				1,863,467,000				1,863,467,000

National Capital Region (NCR)				1,863,467,000				1,863,467,000

Central Office				1,863,467,000				1,863,467,000

Sub-total, Locally-Funded Project(s)				11,288,443,000		34,499,980,000		45,788,423,000

Foreign-Assisted Project(s)
Second Additional Financing for Philippine Rural Development Project (PRDP-AF2) IBRD Loan No. 9271-PH				87,642,000		40,129,000		127,771,000

National Capital Region (NCR)				87,642,000		40,129,000		127,771,000

Central Office				87,642,000		40,129,000		127,771,000

GOP Counterpart				87,642,000		40,129,000		127,771,000
Mindanao Inclusive Agriculture Development Project (MIADP) IBRD Loan No. 9488-PH				562,186,000		680,431,000		1,242,617,000

National Capital Region (NCR)				562,186,000		680,431,000		1,242,617,000

Central Office				562,186,000		680,431,000		1,242,617,000

Loan Proceeds				464,069,000		604,827,000		1,068,896,000
GOP Counterpart				98,117,000		75,604,000		173,721,000
Philippine Rural Development Project Scale-Up (PRDP-SU) IBRD Loan No. 9577-PH				2,275,093,000		8,838,931,000		11,114,024,000

National Capital Region (NCR)				2,275,093,000		8,838,931,000		11,114,024,000

Central Office				2,275,093,000		8,838,931,000		11,114,024,000

Loan Proceeds				1,773,541,000		7,846,162,000		9,619,703,000
GOP Counterpart				501,552,000		992,769,000		1,494,321,000

Sub-total, Foreign-Assisted Project(s)				2,924,921,000		9,559,491,000		12,484,412,000

Total, Project(s)				14,213,364,000		44,059,471,000		58,272,835,000

TOTAL NEW APPROPRIATIONS	₱	4,173,479,000	₱	51,447,352,000	₱	52,050,604,000	₱	107,671,435,000

142	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,808,617

Total Permanent Positions	2,808,617

Other Compensation Common to All
Personnel Economic Relief Allowance	147,840
Representation Allowance	22,002
Transportation Allowance	21,930
Clothing and Uniform Allowance	43,120
Mid-Year Bonus - Civilian	234,052
Year End Bonus	234,052
Cash Gift	30,800
Productivity Enhancement Incentive	30,800
Step Increment	7,025

Total Other Compensation Common to All	771,621

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	22,032
Magna Carta for Science & Technology Personnel	271,298
Overseas Allowance	52,425

Total Other Compensation for Specific Groups	345,755

Other Benefits
PAG-IBIG Contributions	14,785
PhilHealth Contributions	69,073
Employees Compensation Insurance Premiums	7,386
Loyalty Award - Civilian	13,445
Terminal Leave	142,797

Total Other Benefits	247,486

Total Personnel Services	4,173,479

Maintenance and Other Operating Expenses
Travelling Expenses	895,202
Training and Scholarship Expenses	4,218,775
Supplies and Materials Expenses	21,119,564
Utility Expenses	400,518
Communication Expenses	284,875
Awards/Rewards and Prizes	129,193
Survey, Research, Exploration and Development Expenses	2,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	8,728
Professional Services	4,101,684
General Services	364,703

DECEMBER 30, 2024	OFFICIAL GAZETTE	143
DEPARTMENT OF AGRICULTURE

Repairs and Maintenance	546,022
Financial Assistance/ Subsidy	10,814,858
Taxes, Insurance Premiums and Other Fees	99,586
Labor and Wages	412,989
Other Maintenance and Operating Expenses
Advertising Expenses	147,029
Printing and Publication Expenses	108,209
Representation Expenses	418,273
Transportation and Delivery Expenses	15,743
Rent/Lease Expenses	297,094
Membership Dues and Contributions to Organizations	5,339
Subscription Expenses	142,597
Donations	4,602,514
Bank Transaction Fee	949
Other Maintenance and Operating Expenses	2,310,408

Total Maintenance and Other Operating Expenses	51,447,352

Total Current Operating Expenditures	55,620,831

Capital Outlays
Loans Outlay	1,000,000
Property, Plant and Equipment Outlay
Land Improvements Outlay	161,710
Infrastructure Outlay	36,082,053
Buildings and Other Structures	4,026,000
Machinery and Equipment Outlay	10,025,201
Transportation Equipment Outlay	156,700
Furniture, Fixtures and Books Outlay	10,854
Other Property Plant and Equipment Outlay	28,737
Biological Assets Outlay	476,181
Intangible Assets Outlay	83,168

Total Capital Outlays	52,050,604

TOTAL NEW APPROPRIATIONS	107,671,435

B. AGRICULTURAL CREDIT POLICY COUNCIL

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	2,860,974,000

144	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	13,949,000	₱	17,287,000	₱		₱	31,236,000
Operations		27,764,000		51,974,000		2,750,000,000		2,829,738,000

AGRICULTURAL CREDIT PROGRAM		27,764,000		51,974,000		2,750,000,000		2,829,738,000

TOTAL NEW APPROPRIATIONS	₱	41,713,000	₱	69,261,000	₱	2,750,000,000	₱	2,860,974,000

Special Provision(s)

1. Agricultural Credit Facility. The amount of Two Billion Seven Hundred Seventy One Million Eight Hundred Twenty Thousand Pesos (₱2,771,820,000) appropriated herein for Agro-Industry Modernization Credit and Financing Program administration includes the amount of Two Billion Seven Hundred Fifty Million Pesos (₱2,750,000,000) which shall be transferred to GFIs, cooperative banks, rural banks, and viable non-government organizations, to be used exclusively for the benefit of small farmers and fisherfolk registered under the RSBSA for the following:

(a) The establishment of a flexible credit facility for the benefit of small non-palay farmers and fisherfolk, as an alternative to the rigid and stringent credit facilities usually provided by banks in the amount of One Billion Seven Hundred Fifty Million Pesos (₱1,750,000,000); and

(b) For the Palay Yield Enhancement Program which will provide small rice farmers with access to affordable credit and a holistic support package combining agricultural and risk mitigation digital platforms that combine the ability to monitor and manage agronomy, irrigation and related production risks, in support of farmers, in order to reduce and mitigate the risks associated with lending in rice-farming communities in the amount of One Billion Pesos (₱1,000,000,000).

For this purpose, the Agricultural Credit Policy Council (ACPC), in coordination with said GFIs and banks, shall formulate the guidelines for a streamlined and equitable access by the foregoing small farmers and fisherfolk to said credit facility.

2. Loan Program for Hog Raisers affected by the African Swine Fever. The Agro-Industry Modernization Credit and Financing Program (AMCFP) Fund shall also be used to provide loans to hog raisers affected by the African Swine Fever (ASF) outbreak in support of the government’s efforts to revitalize the swine industry. The said fund shall be released to the Land Bank of the Philippines (LBP) and the Development Bank of the Philippines (DBP), to provide hog raisers with the necessary capital to rebuild operations, enhance biosecurity, and ensure the long-term sustainability and resilience of the hog/pork industry.

The ACPC, in consultation with the LBP and DBP, shall design the loan program and formulate the program guidelines, for approval of the ACPC governing council.

The ACPC shall monitor and evaluate the progress of the loan program and submit a written quarterly progress report on the status of the program, which shall be submitted to the COCAFM, the House Committee on Appropriations, and the Senate Committee on Finance.

3. Information and Financial Literacy Caravans. The ACPC shall conduct regular information caravans nationwide: Provided , That these caravans shall promote awareness of all agricultural credit facilities offered by the Department of Agriculture to encourage their utilization by eligible stakeholders, thereby fostering economic growth and development: Provided, further , That the ACPC shall implement targeted financial literacy caravans, specifically designed for farmers and fisherfolk: Provided finally , That these initiatives shall aim to enhance the financial management skills of these groups, equipping them to make informed decisions regarding credit availment and empowering them to maximize the benefits of agricultural credit facilities, ultimately leading to improved productivity and economic resilience.

4. Reporting and Posting Requirements. The ACPC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) ACPC’s website.

The ACPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,949,000	₱	17,287,000	₱	₱	31,236,000

Sub-total, General Administration and Support		13,949,000		17,287,000			31,236,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	145
DEPARTMENT OF AGRICULTURE

Operations
AGRICULTURAL CREDIT PROGRAM		27,764,000		51,974,000		2,750,000,000		2,829,738,000

Agro-Industry Modernization Credit and Financing Program (AMCFP) Administration		12,885,000		8,935,000		2,750,000,000		2,771,820,000
Policy Formulation, Research and Advocacy, Monitoring and Evaluation of Credit Policies, Plans and Programs and Capacity Building		14,879,000		43,039,000				57,918,000

Sub-total, Operations		27,764,000		51,974,000		2,750,000,000		2,829,738,000

TOTAL NEW APPROPRIATIONS	₱	41,713,000	₱	69,261,000	₱	2,750,000,000	₱	2,860,974,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	30,805

Total Permanent Positions	30,805

Other Compensation Common to All
Personnel Economic Relief Allowance	840
Representation Allowance	1,548
Transportation Allowance	1,548
Clothing and Uniform Allowance	245
Mid-Year Bonus - Civilian	2,568
Year End Bonus	2,568
Cash Gift	175
Productivity Enhancement Incentive	175
Step Increment	77

Total Other Compensation Common to All	9,744

Other Benefits
PAG-IBIG Contributions	84
PhilHealth Contributions	697
Employees Compensation Insurance Premiums	42
Loyalty Award - Civilian	50

Total Other Benefits	873

Non-Permanent Positions	291

Total Personnel Services	41,713

146	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	7,364
Training and Scholarship Expenses	4,800
Supplies and Materials Expenses	5,054
Utility Expenses	2,340
Communication Expenses	6,525
Survey, Research, Exploration and Development Expenses	23,672
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,900
General Services	3,365
Repairs and Maintenance	1,425
Taxes, Insurance Premiums and Other Fees	146
Other Maintenance and Operating Expenses
Advertising Expenses	15
Printing and Publication Expenses	75
Representation Expenses	660
Rent/Lease Expenses	1,400
Subscription Expenses	7,000
Other Maintenance and Operating Expenses	2,370

Total Maintenance and Other Operating Expenses	69,261

Total Current Operating Expenditures	110,974

Capital Outlays
Loans Outlay	2,750,000

Total Capital Outlays	2,750,000

TOTAL NEW APPROPRIATIONS	2,860,974

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

For general administration and support, support to operations, and operations, including locally-funded project(s) and foreign-assisted project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	10,442,197,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	171,998,000	₱	387,964,000	₱		₱	559,962,000
Support to Operations		13,150,000		333,549,000		224,449,000		571,148,000
Operations		739,923,000		3,555,330,000		1,870,404,000		6,165,657,000

FISHERIES DEVELOPMENT PROGRAM		261,696,000		2,014,806,000		1,855,522,000		4,132,024,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	147
DEPARTMENT OF AGRICULTURE

FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM		428,701,000		971,601,000		14,402,000		1,414,704,000
FISHERIES EXTENSION PROGRAM		49,526,000		529,804,000				579,330,000
FISHERIES POLICY PROGRAM				39,119,000		480,000		39,599,000

Total, Regular Programs		925,071,000		4,276,843,000		2,094,853,000		7,296,767,000

B. PROJECT(S)
Locally-Funded Project(s)				856,940,000		61,310,000		918,250,000
Foreign-Assisted Project(s)				992,065,000		1,235,115,000		2,227,180,000

Total, Project(s)				1,849,005,000		1,296,425,000		3,145,430,000

TOTAL NEW APPROPRIATIONS	₱	925,071,000	₱	6,125,848,000	₱	3,391,278,000	₱	10,442,197,000

Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be used for the rehabilitation or restoration of declared aquatic critical habitats, all aquatic resources and all marine mammals except dugong, as well as scientific research support, and enforcement and monitoring activities of the BFAR, sourced from donations, contributions, endowments and fines imposed for violations within its jurisdiction, constituted into the Wildlife Management Fund pursuant to Section 29 in relation to Section 4 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Fisheries Management Fund. In addition to the amounts appropriated herein, Twenty Six Million Pesos (₱26,000,000) shall be used for the conservation, preservation, protection, management, development and regulation of fishery and aquatic resources, research and development and capability building of the various stakeholders including provision for scholarships, supplementary livelihood for poverty alleviation, and improvement of productivity and processes of the various stakeholders, in accordance with the allocation provided under Section 19 of R.A. No. 10654, sourced from proceeds of the sale of forfeited fish, fishing gears, paraphernalia and fishing vessels, endowments, grants, donations, and administrative fines and penalties imposed under the same Act, constituted into the Fisheries Management Fund pursuant to the same provision.

Implementation of this provision shall be subject to judicious programming based on actual collections and utilization of funds.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

The BFAR shall monitor and evaluate the progress of the programs, activities and projects relative to the use of the fund and submit a written quarterly progress report thereon, which shall be submitted to the COCAFM, the House Committee on Appropriations, and the Senate Committee on Finance.

3. National Fisheries Program. The amount of Eight Billion Five Hundred Seventy One Million One Hundred Sixty Four Thousand Pesos (₱8,571,164,000) appropriated herein for the National Fisheries Program shall be implemented with priority given to: (i) areas where the majority of small fisherfolk registered under the RSBSA are located; and (ii) provinces or regions where the absolute number of poor fisherfolk and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

4. Postharvest Equipment and Facilities. The amount of Three Hundred Fourteen Million Seven Hundred Fifty Seven Thousand Pesos (₱314,757,000) appropriated herein for the implementation of the Provision of Fishery On-Farm/Postharvest Equipment and Facilities shall be used for the construction of on-farm/ postharvest facilities and/or procurement of the on-farm/postharvest equipment.

Upon completion of the construction and/or procurement of the postharvest equipment and facilities, the BFAR shall turnover the management and ownership thereof to the LGUs or fisherfolk organizations concerned, which shall commit to shoulder maintenance and repair costs.

5. Fuel Assistance to Fisherfolk. The amount of Seventy Five Million Pesos (₱75,000,000) appropriated herein for Fuel Assistance to Fisherfolk shall be used for fuel assistance, inclusive of the operating expense incurred in the distribution, to fisherfolk: Provided, That the fisherfolk beneficiary owns and operates a motorized fishing vessel individually or through a fisherfolk organization, cooperative or association: Provided, further, That the fisherfolk beneficiary should be listed in the registry system of the DA, mainly in the RSBSA: Provided, finally, That their fishing vessels are duly registered in the integrated boat registry system or BFAR’s Boat Registration or LGU boat registry system.

The grant of the subsidy to the intended beneficiaries by the DA shall be subject to the issuance by the DOE of a certification that the actual average price, for one (1) calendar month, of Dubai crude oil based on Mean of Platts Singapore per barrel has reached Eighty Dollars (USD 80).

The DA, through the BFAR Central Office and Regional Offices, shall implement the program and are authorized to deduct one and one half percent (1.5%) of the said amount for administrative and other operational expenses.

Implementation of the program shall be subject to the guidelines issued by the DA, in coordination with the DOE.

148	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

6. Reporting and Posting Requirements. The BFAR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BFAR’s website.

The BFAR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	146,504,000	₱	387,964,000	₱	₱	534,468,000

National Capital Region (NCR)		45,062,000		139,872,000			184,934,000

Central Office		42,794,000		111,047,000			153,841,000
Regional Office - NCR		2,268,000		28,825,000			31,093,000
Region I - Ilocos		6,994,000		10,661,000			17,655,000

Regional Office - I		6,994,000		10,661,000			17,655,000
Cordillera Administrative Region (CAR)		5,065,000		15,369,000			20,434,000

Regional Office - CAR		5,065,000		15,369,000			20,434,000
Region II - Cagayan Valley		8,363,000		12,895,000			21,258,000

Regional Office - II		8,363,000		12,895,000			21,258,000
Region III - Central Luzon		7,041,000		15,306,000			22,347,000

Regional Office - III		7,041,000		15,306,000			22,347,000
Region IVA - CALABARZON		8,929,000		18,146,000			27,075,000

Regional Office - IVA		8,929,000		18,146,000			27,075,000
Region IVB - MIMAROPA		8,069,000		14,644,000			22,713,000

Regional Office - IVB		8,069,000		14,644,000			22,713,000
Region V - Bicol		8,564,000		24,901,000			33,465,000

Regional Office - V		8,564,000		24,901,000			33,465,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	149
DEPARTMENT OF AGRICULTURE

Region VI - Western Visayas	5,887,000	14,492,000	20,379,000

Regional Office - VI	5,887,000	14,492,000	20,379,000
Region VII - Central Visayas	6,485,000	13,987,000	20,472,000

Regional Office - VII	6,485,000	13,987,000	20,472,000
Region VIII - Eastern Visayas	7,854,000	32,506,000	40,360,000

Regional Office - VIII	7,854,000	32,506,000	40,360,000
Region IX - Zamboanga Peninsula	7,336,000	10,026,000	17,362,000

Regional Office - IX	7,336,000	10,026,000	17,362,000
Region X - Northern Mindanao	5,555,000	17,384,000	22,939,000

Regional Office - X	5,555,000	17,384,000	22,939,000
Region XI - Davao	5,125,000	19,418,000	24,543,000

Regional Office - XI	5,125,000	19,418,000	24,543,000
Region XII - SOCCSKSARGEN	4,010,000	11,862,000	15,872,000

Regional Office - XII	4,010,000	11,862,000	15,872,000
Region XIII - Caraga	6,165,000	16,495,000	22,660,000

Regional Office - XIII	6,165,000	16,495,000	22,660,000
Administration of Personnel Benefits	25,494,000		25,494,000

National Capital Region (NCR)	7,434,000		7,434,000

Central Office	7,434,000		7,434,000
Region I - Ilocos	3,125,000		3,125,000

Regional Office - I	3,125,000		3,125,000
Cordillera Administrative Region (CAR)	228,000		228,000

Regional Office - CAR	228,000		228,000
Region II - Cagayan Valley	362,000		362,000

Regional Office - II	362,000		362,000
Region III - Central Luzon	635,000		635,000

Regional Office - III	635,000		635,000
Region IVB - MIMAROPA	2,616,000		2,616,000

Regional Office - IVB	2,616,000		2,616,000

150	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region V - Bicol	2,306,000			2,306,000

Regional Office - V	2,306,000			2,306,000
Region VII - Central Visayas	2,857,000			2,857,000

Regional Office - VII	2,857,000			2,857,000
Region VIII - Eastern Visayas	1,988,000			1,988,000

Regional Office - VIII	1,988,000			1,988,000
Region XII - SOCCSKSARGEN	3,625,000			3,625,000

Regional Office - XII	3,625,000			3,625,000
Region XIII - Caraga	318,000			318,000

Regional Office - XIII	318,000			318,000

Sub-total, General Administration and Support	171,998,000	387,964,000		559,962,000

Support to Operations
Development of Organizational Policies, Plans and Procedures	7,430,000	287,813,000	224,449,000	519,692,000

National Capital Region (NCR)	7,430,000	223,028,000	224,449,000	454,907,000

Central Office	7,430,000	221,802,000	224,449,000	453,681,000
Regional Office - NCR		1,226,000		1,226,000
Region I - Ilocos		4,969,000		4,969,000

Regional Office - I		4,969,000		4,969,000
Cordillera Administrative Region (CAR)		1,467,000		1,467,000

Regional Office - CAR		1,467,000		1,467,000
Region II - Cagayan Valley		4,529,000		4,529,000

Regional Office - II		4,529,000		4,529,000
Region III - Central Luzon		3,381,000		3,381,000

Regional Office - III		3,381,000		3,381,000
Region IVA - CALABARZON		4,662,000		4,662,000

Regional Office - IVA		4,662,000		4,662,000
Region IVB - MIMAROPA		5,521,000		5,521,000

Regional Office - IVB		5,521,000		5,521,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	151
DEPARTMENT OF AGRICULTURE

Region V - Bicol		3,957,000	3,957,000

Regional Office - V		3,957,000	3,957,000
Region VI - Western Visayas		3,528,000	3,528,000

Regional Office - VI		3,528,000	3,528,000
Region VII - Central Visayas		3,643,000	3,643,000

Regional Office - VII		3,643,000	3,643,000
Region VIII - Eastern Visayas		4,971,000	4,971,000

Regional Office - VIII		4,971,000	4,971,000
Region IX - Zamboanga Peninsula		4,364,000	4,364,000

Regional Office - IX		4,364,000	4,364,000
Region X - Northern Mindanao		5,202,000	5,202,000

Regional Office - X		5,202,000	5,202,000
Region XI - Davao		4,307,000	4,307,000

Regional Office - XI		4,307,000	4,307,000
Region XII - SOCCSKSARGEN		4,539,000	4,539,000

Regional Office - XII		4,539,000	4,539,000
Region XIII - Caraga		5,745,000	5,745,000

Regional Office - XIII		5,745,000	5,745,000
Legal and Advisory Services	5,720,000	45,736,000	51,456,000

National Capital Region (NCR)	5,720,000	21,271,000	26,991,000

Central Office	5,720,000	21,271,000	26,991,000
Region I - Ilocos		2,056,000	2,056,000

Regional Office - I		2,056,000	2,056,000
Cordillera Administrative Region (CAR)		53,000	53,000

Regional Office - CAR		53,000	53,000
Region II - Cagayan Valley		1,429,000	1,429,000

Regional Office - II		1,429,000	1,429,000
Region III - Central Luzon		1,425,000	1,425,000

Regional Office - III		1,425,000	1,425,000

152	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON		1,495,000		1,495,000

Regional Office - IVA		1,495,000		1,495,000
Region IVB - MIMAROPA		2,238,000		2,238,000

Regional Office - IVB		2,238,000		2,238,000
Region V - Bicol		2,104,000		2,104,000

Regional Office - V		2,104,000		2,104,000
Region VI - Western Visayas		1,780,000		1,780,000

Regional Office - VI		1,780,000		1,780,000
Region VII - Central Visayas		2,011,000		2,011,000

Regional Office - VII		2,011,000		2,011,000
Region VIII - Eastern Visayas		1,505,000		1,505,000

Regional Office - VIII		1,505,000		1,505,000
Region IX - Zamboanga Peninsula		1,973,000		1,973,000

Regional Office - IX		1,973,000		1,973,000
Region X - Northern Mindanao		1,344,000		1,344,000

Regional Office - X		1,344,000		1,344,000
Region XI - Davao		1,710,000		1,710,000

Regional Office - XI		1,710,000		1,710,000
Region XII - SOCCSKSARGEN		1,763,000		1,763,000

Regional Office - XII		1,763,000		1,763,000
Region XIII - Caraga		1,579,000		1,579,000

Regional Office - XIII		1,579,000		1,579,000

Sub-total, Support to Operations	13,150,000	333,549,000	224,449,000	571,148,000

Operations
FISHERIES DEVELOPMENT PROGRAM	261,696,000	2,014,806,000	1,855,522,000	4,132,024,000

CAPTURE FISHERIES SUB-PROGRAM	6,450,000	321,771,000	239,045,000	567,266,000

Fishing Gear/Paraphernalia Distribution	6,450,000	321,771,000	239,045,000	567,266,000

National Capital Region (NCR)	6,450,000	121,716,000	102,045,000	230,211,000

Central Office	6,450,000	121,017,000	102,045,000	229,512,000
Regional Office - NCR		699,000		699,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	153
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	7,490,000		7,490,000

Regional Office - I	7,490,000		7,490,000
Cordillera Administrative Region (CAR)	2,638,000		2,638,000

Regional Office - CAR	2,638,000		2,638,000
Region II - Cagayan Valley	8,448,000		8,448,000

Regional Office - II	8,448,000		8,448,000
Region III - Central Luzon	19,180,000		19,180,000

Regional Office - III	19,180,000		19,180,000
Region IVA - CALABARZON	5,925,000		5,925,000

Regional Office - IVA	5,925,000		5,925,000
Region IVB - MIMAROPA	10,972,000		10,972,000

Regional Office - IVB	10,972,000		10,972,000
Region V - Bicol	8,810,000		8,810,000

Regional Office - V	8,810,000		8,810,000
Region VI - Western Visayas	4,652,000		4,652,000

Regional Office - VI	4,652,000		4,652,000
Region VII - Central Visayas	28,137,000		28,137,000

Regional Office - VII	28,137,000		28,137,000
Region VIII - Eastern Visayas	52,805,000	137,000,000	189,805,000

Regional Office - VIII	52,805,000	137,000,000	189,805,000
Region IX - Zamboanga Peninsula	6,477,000		6,477,000

Regional Office - IX	6,477,000		6,477,000
Region X - Northern Mindanao	12,980,000		12,980,000

Regional Office - X	12,980,000		12,980,000
Region XI - Davao	3,916,000		3,916,000

Regional Office - XI	3,916,000		3,916,000
Region XII - SOCCSKSARGEN	20,389,000		20,389,000

Regional Office - XII	20,389,000		20,389,000
Region XIII - Caraga	7,236,000		7,236,000

Regional Office - XIII	7,236,000		7,236,000

154	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

AQUACULTURE SUB-PROGRAM	153,618,000	1,573,222,000	1,378,594,000	3,105,434,000

Fisheries Production and Distribution	147,130,000	1,030,704,000	507,306,000	1,685,140,000

National Capital Region (NCR)	24,112,000	311,974,000	172,695,000	508,781,000

Central Office	24,112,000	311,869,000	172,695,000	508,676,000
Regional Office - NCR		105,000		105,000
Region I - Ilocos	8,653,000	27,158,000	13,904,000	49,715,000

Regional Office - I	8,653,000	27,158,000	13,904,000	49,715,000
Cordillera Administrative Region (CAR)	2,402,000	11,199,000		13,601,000

Regional Office - CAR	2,402,000	11,199,000		13,601,000
Region II - Cagayan Valley	11,294,000	16,117,000	3,000,000	30,411,000

Regional Office - II	11,294,000	16,117,000	3,000,000	30,411,000
Region III - Central Luzon	7,924,000	30,378,000	10,000,000	48,302,000

Regional Office - III	7,924,000	30,378,000	10,000,000	48,302,000
Region IVA - CALABARZON	5,139,000	34,086,000	24,000,000	63,225,000

Regional Office - IVA	5,139,000	34,086,000	24,000,000	63,225,000
Region IVB - MIMAROPA	8,417,000	116,923,000	28,037,000	153,377,000

Regional Office - IVB	8,417,000	116,923,000	28,037,000	153,377,000
Region V - Bicol	16,272,000	35,662,000	38,078,000	90,012,000

Regional Office - V	16,272,000	35,662,000	38,078,000	90,012,000
Region VI - Western Visayas	5,886,000	30,151,000	10,000,000	46,037,000

Regional Office - VI	5,886,000	30,151,000	10,000,000	46,037,000
Region VII - Central Visayas	14,229,000	66,183,000	35,558,000	115,970,000

Regional Office - VII	14,229,000	66,183,000	35,558,000	115,970,000
Region VIII - Eastern Visayas	15,361,000	64,809,000	13,008,000	93,178,000

Regional Office - VIII	15,361,000	64,809,000	13,008,000	93,178,000
Region IX - Zamboanga Peninsula	4,615,000	165,985,000	145,013,000	315,613,000

Regional Office - IX	4,615,000	165,985,000	145,013,000	315,613,000
Region X - Northern Mindanao	13,376,000	53,385,000	5,000,000	71,761,000

Regional Office - X	13,376,000	53,385,000	5,000,000	71,761,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	155
DEPARTMENT OF AGRICULTURE

Region XI - Davao	3,237,000	23,075,000	6,013,000	32,325,000

Regional Office - XI	3,237,000	23,075,000	6,013,000	32,325,000
Region XII - SOCCSKSARGEN	1,005,000	15,828,000		16,833,000

Regional Office - XII	1,005,000	15,828,000		16,833,000
Region XIII - Caraga	5,208,000	27,791,000	3,000,000	35,999,000

Regional Office - XIII	5,208,000	27,791,000	3,000,000	35,999,000
Operation and Management of Production Facilities	6,488,000	542,518,000	871,288,000	1,420,294,000

National Capital Region (NCR)	6,488,000	179,745,000	260,821,000	447,054,000

Central Office	6,488,000	179,745,000	260,821,000	447,054,000
Region I - Ilocos		8,953,000	24,450,000	33,403,000

Regional Office - I		8,953,000	24,450,000	33,403,000
Cordillera Administrative Region (CAR)		2,931,000	21,216,000	24,147,000

Regional Office - CAR		2,931,000	21,216,000	24,147,000
Region II - Cagayan Valley		37,154,000		37,154,000

Regional Office - II		37,154,000		37,154,000
Region III - Central Luzon		10,832,000	31,950,000	42,782,000

Regional Office - III		10,832,000	31,950,000	42,782,000
Region IVA - CALABARZON		17,728,000		17,728,000

Regional Office - IVA		17,728,000		17,728,000
Region IVB - MIMAROPA		13,686,000	21,000,000	34,686,000

Regional Office - IVB		13,686,000	21,000,000	34,686,000
Region V - Bicol		39,056,000	148,920,000	187,976,000

Regional Office - V		39,056,000	148,920,000	187,976,000
Region VI - Western Visayas		20,610,000	60,000,000	80,610,000

Regional Office - VI		20,610,000	60,000,000	80,610,000
Region VII - Central Visayas		13,550,000	14,900,000	28,450,000

Regional Office - VII		13,550,000	14,900,000	28,450,000
Region VIII - Eastern Visayas		61,576,000	47,432,000	109,008,000

Regional Office - VIII		61,576,000	47,432,000	109,008,000

156	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IX - Zamboanga Peninsula		34,113,000	150,000,000	184,113,000

Regional Office - IX		34,113,000	150,000,000	184,113,000
Region X - Northern Mindanao		12,080,000	9,089,000	21,169,000

Regional Office - X		12,080,000	9,089,000	21,169,000
Region XI - Davao		5,753,000	21,510,000	27,263,000

Regional Office - XI		5,753,000	21,510,000	27,263,000
Region XII - SOCCSKSARGEN		17,681,000		17,681,000

Regional Office - XII		17,681,000		17,681,000
Region XIII - Caraga		67,070,000	60,000,000	127,070,000

Regional Office - XIII		67,070,000	60,000,000	127,070,000
POSTHARVEST SUB-PROGRAM	18,889,000	76,874,000	237,883,000	333,646,000

Provision of Fishery On-farm/ Postharvest Equipment and Facilities	18,889,000	76,874,000	237,883,000	333,646,000

National Capital Region (NCR)	18,889,000	6,010,000	2,000,000	26,899,000

Central Office	18,889,000	5,538,000	2,000,000	26,427,000
Regional Office - NCR		472,000		472,000
Region I - Ilocos		1,052,000	2,400,000	3,452,000

Regional Office - I		1,052,000	2,400,000	3,452,000
Cordillera Administrative Region (CAR)		337,000		337,000

Regional Office - CAR		337,000		337,000
Region II - Cagayan Valley		317,000	2,400,000	2,717,000

Regional Office - II		317,000	2,400,000	2,717,000
Region III - Central Luzon		3,381,000	8,802,000	12,183,000

Regional Office - III		3,381,000	8,802,000	12,183,000
Region IVA - CALABARZON		1,284,000	8,802,000	10,086,000

Regional Office - IVA		1,284,000	8,802,000	10,086,000
Region IVB - MIMAROPA		11,549,000	68,814,000	80,363,000

Regional Office - IVB		11,549,000	68,814,000	80,363,000
Region V - Bicol		4,654,000	10,002,000	14,656,000

Regional Office - V		4,654,000	10,002,000	14,656,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	157
DEPARTMENT OF AGRICULTURE

Region VI - Western Visayas		5,526,000	24,873,000	30,399,000

Regional Office - VI		5,526,000	24,873,000	30,399,000
Region VII - Central Visayas		2,703,000	13,337,000	16,040,000

Regional Office - VII		2,703,000	13,337,000	16,040,000
Region VIII - Eastern Visayas		24,857,000	17,970,000	42,827,000

Regional Office - VIII		24,857,000	17,970,000	42,827,000
Region IX - Zamboanga Peninsula		9,382,000	56,079,000	65,461,000

Regional Office - IX		9,382,000	56,079,000	65,461,000
Region X - Northern Mindanao		1,667,000	6,668,000	8,335,000

Regional Office - X		1,667,000	6,668,000	8,335,000
Region XI - Davao		1,168,000	6,668,000	7,836,000

Regional Office - XI		1,168,000	6,668,000	7,836,000
Region XII - SOCCSKSARGEN		1,227,000	2,400,000	3,627,000

Regional Office - XII		1,227,000	2,400,000	3,627,000
Region XIII - Caraga		1,760,000	6,668,000	8,428,000

Regional Office - XIII		1,760,000	6,668,000	8,428,000
MARKET DEVELOPMENT SUB-PROGRAM	82,739,000	42,939,000		125,678,000

Market Development Services	82,739,000	42,939,000		125,678,000

National Capital Region (NCR)	7,081,000	31,864,000		38,945,000

Central Office	7,081,000	30,020,000		37,101,000
Regional Office - NCR		1,844,000		1,844,000
Region I - Ilocos	4,980,000	1,311,000		6,291,000

Regional Office - I	4,980,000	1,311,000		6,291,000
Cordillera Administrative Region (CAR)	4,128,000	689,000		4,817,000

Regional Office - CAR	4,128,000	689,000		4,817,000
Region II - Cagayan Valley	6,137,000	484,000		6,621,000

Regional Office - II	6,137,000	484,000		6,621,000
Region III - Central Luzon	6,252,000	685,000		6,937,000

Regional Office - III	6,252,000	685,000		6,937,000

158	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON	4,864,000	728,000		5,592,000

Regional Office - IVA	4,864,000	728,000		5,592,000
Region IVB - MIMAROPA	4,853,000	485,000		5,338,000

Regional Office - IVB	4,853,000	485,000		5,338,000
Region V - Bicol	5,106,000	837,000		5,943,000

Regional Office - V	5,106,000	837,000		5,943,000
Region VI - Western Visayas	6,100,000	446,000		6,546,000

Regional Office - VI	6,100,000	446,000		6,546,000
Region VII - Central Visayas	5,121,000	855,000		5,976,000

Regional Office - VII	5,121,000	855,000		5,976,000
Region VIII - Eastern Visayas	5,934,000	704,000		6,638,000

Regional Office - VIII	5,934,000	704,000		6,638,000
Region IX - Zamboanga Peninsula	4,920,000	564,000		5,484,000

Regional Office - IX	4,920,000	564,000		5,484,000
Region X - Northern Mindanao	6,066,000	1,025,000		7,091,000

Regional Office - X	6,066,000	1,025,000		7,091,000
Region XI - Davao	3,447,000	651,000		4,098,000

Regional Office - XI	3,447,000	651,000		4,098,000
Region XII - SOCCSKSARGEN	2,176,000	928,000		3,104,000

Regional Office - XII	2,176,000	928,000		3,104,000
Region XIII - Caraga	5,574,000	683,000		6,257,000

Regional Office - XIII	5,574,000	683,000		6,257,000
FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM	428,701,000	971,601,000	14,402,000	1,414,704,000

Monitoring, Control and Surveillance	58,525,000	558,782,000	9,470,000	626,777,000

National Capital Region (NCR)	26,754,000	438,897,000		465,651,000

Central Office	26,754,000	418,085,000		444,839,000
Regional Office - NCR		20,812,000		20,812,000
Region I - Ilocos	1,453,000	5,626,000		7,079,000

Regional Office - I	1,453,000	5,626,000		7,079,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	159
DEPARTMENT OF AGRICULTURE

Cordillera Administrative Region (CAR)		120,000		120,000

Regional Office - CAR		120,000		120,000
Region II - Cagayan Valley	4,069,000	12,549,000		16,618,000

Regional Office - II	4,069,000	12,549,000		16,618,000
Region III - Central Luzon	1,916,000	15,472,000		17,388,000

Regional Office - III	1,916,000	15,472,000		17,388,000
Region IVA - CALABARZON	1,456,000	2,923,000		4,379,000

Regional Office - IVA	1,456,000	2,923,000		4,379,000
Region IVB - MIMAROPA	2,575,000	8,145,000		10,720,000

Regional Office - IVB	2,575,000	8,145,000		10,720,000
Region V - Bicol	4,030,000	10,172,000		14,202,000

Regional Office - V	4,030,000	10,172,000		14,202,000
Region VI - Western Visayas	1,443,000	5,866,000		7,309,000

Regional Office - VI	1,443,000	5,866,000		7,309,000
Region VII - Central Visayas	2,909,000	9,703,000		12,612,000

Regional Office - VII	2,909,000	9,703,000		12,612,000
Region VIII - Eastern Visayas	2,410,000	14,052,000	9,470,000	25,932,000

Regional Office - VIII	2,410,000	14,052,000	9,470,000	25,932,000
Region IX - Zamboanga Peninsula	2,903,000	6,338,000		9,241,000

Regional Office - IX	2,903,000	6,338,000		9,241,000
Region X - Northern Mindanao	1,125,000	5,637,000		6,762,000

Regional Office - X	1,125,000	5,637,000		6,762,000
Region XI - Davao	1,451,000	5,250,000		6,701,000

Regional Office - XI	1,451,000	5,250,000		6,701,000
Region XII - SOCCSKSARGEN	1,140,000	13,043,000		14,183,000

Regional Office - XII	1,140,000	13,043,000		14,183,000
Region XIII - Caraga	2,891,000	4,989,000		7,880,000

Regional Office - XIII	2,891,000	4,989,000		7,880,000

160	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Quality Control and Inspection	70,471,000	86,935,000	4,932,000	162,338,000

National Capital Region (NCR)	6,967,000	45,843,000	4,932,000	57,742,000

Central Office	6,967,000	45,773,000	4,932,000	57,672,000
Regional Office - NCR		70,000		70,000
Region I - Ilocos	4,947,000	1,995,000		6,942,000

Regional Office - I	4,947,000	1,995,000		6,942,000
Cordillera Administrative Region (CAR)		572,000		572,000

Regional Office - CAR		572,000		572,000
Region II - Cagayan Valley	5,469,000	1,379,000		6,848,000

Regional Office - II	5,469,000	1,379,000		6,848,000
Region III - Central Luzon	3,807,000	1,835,000		5,642,000

Regional Office - III	3,807,000	1,835,000		5,642,000
Region IVA - CALABARZON	4,720,000	8,768,000		13,488,000

Regional Office - IVA	4,720,000	8,768,000		13,488,000
Region IVB - MIMAROPA	4,179,000	3,471,000		7,650,000

Regional Office - IVB	4,179,000	3,471,000		7,650,000
Region V - Bicol	5,134,000	1,923,000		7,057,000

Regional Office - V	5,134,000	1,923,000		7,057,000
Region VI - Western Visayas	3,971,000	2,554,000		6,525,000

Regional Office - VI	3,971,000	2,554,000		6,525,000
Region VII - Central Visayas	4,318,000	4,868,000		9,186,000

Regional Office - VII	4,318,000	4,868,000		9,186,000
Region VIII - Eastern Visayas	4,423,000	2,612,000		7,035,000

Regional Office - VIII	4,423,000	2,612,000		7,035,000
Region IX - Zamboanga Peninsula	3,161,000	1,115,000		4,276,000

Regional Office - IX	3,161,000	1,115,000		4,276,000
Region X - Northern Mindanao	4,486,000	2,182,000		6,668,000

Regional Office - X	4,486,000	2,182,000		6,668,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	161
DEPARTMENT OF AGRICULTURE

Region XI - Davao	5,475,000	1,900,000	7,375,000

Regional Office - XI	5,475,000	1,900,000	7,375,000
Region XII - SOCCSKSARGEN	4,249,000	3,892,000	8,141,000

Regional Office - XII	4,249,000	3,892,000	8,141,000
Region XIII - Caraga	5,165,000	2,026,000	7,191,000

Regional Office - XIII	5,165,000	2,026,000	7,191,000
Quarantine, Registration and Licensing	107,058,000	40,670,000	147,728,000

National Capital Region (NCR)	11,634,000	13,931,000	25,565,000

Central Office	8,418,000	13,448,000	21,866,000
Regional Office - NCR	3,216,000	483,000	3,699,000
Region I - Ilocos	8,021,000	3,130,000	11,151,000

Regional Office - I	8,021,000	3,130,000	11,151,000
Cordillera Administrative Region (CAR)	2,796,000		2,796,000

Regional Office - CAR	2,796,000		2,796,000
Region II - Cagayan Valley	7,803,000	762,000	8,565,000

Regional Office - II	7,803,000	762,000	8,565,000
Region III - Central Luzon	7,569,000	1,536,000	9,105,000

Regional Office - III	7,569,000	1,536,000	9,105,000
Region IVA - CALABARZON	5,592,000	6,533,000	12,125,000

Regional Office - IVA	5,592,000	6,533,000	12,125,000
Region IVB – MIMAROPA	4,157,000	3,499,000	7,656,000

Regional Office - IVB	4,157,000	3,499,000	7,656,000
Region V - Bicol	7,225,000	1,988,000	9,213,000

Regional Office - V	7,225,000	1,988,000	9,213,000
Region VI - Western Visayas	7,957,000	1,529,000	9,486,000

Regional Office - VI	7,957,000	1,529,000	9,486,000
Region VII - Central Visayas	6,749,000	540,000	7,289,000

Regional Office - VII	6,749,000	540,000	7,289,000

162	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	8,086,000	1,455,000	9,541,000

Regional Office - VIII	8,086,000	1,455,000	9,541,000
Region IX - Zamboanga Peninsula	5,489,000	645,000	6,134,000

Regional Office - IX	5,489,000	645,000	6,134,000
Region X - Northern Mindanao	5,201,000	1,094,000	6,295,000

Regional Office - X	5,201,000	1,094,000	6,295,000
Region XI - Davao	6,456,000	1,500,000	7,956,000

Regional Office - XI	6,456,000	1,500,000	7,956,000
Region XII - SOCCSKSARGEN	6,830,000	960,000	7,790,000

Regional Office - XII	6,830,000	960,000	7,790,000
Region XIII - Caraga	5,493,000	1,568,000	7,061,000

Regional Office - XIII	5,493,000	1,568,000	7,061,000
Coastal and Inland Fisheries Resource Management	192,647,000	285,214,000	477,861,000

National Capital Region (NCR)	13,378,000	177,014,000	190,392,000

Central Office	13,378,000	167,911,000	181,289,000
Regional Office - NCR		9,103,000	9,103,000
Region I - Ilocos	10,833,000	8,598,000	19,431,000

Regional Office - I	10,833,000	8,598,000	19,431,000
Cordillera Administrative Region (CAR)	8,683,000	3,525,000	12,208,000

Regional Office - CAR	8,683,000	3,525,000	12,208,000
Region II - Cagayan Valley	11,587,000	6,644,000	18,231,000

Regional Office - II	11,587,000	6,644,000	18,231,000
Region III - Central Luzon	15,528,000	18,987,000	34,515,000

Regional Office - III	15,528,000	18,987,000	34,515,000
Region IVA - CALABARZON	13,181,000	8,381,000	21,562,000

Regional Office - IVA	13,181,000	8,381,000	21,562,000
Region IVB - MIMAROPA	12,265,000	1,766,000	14,031,000

Regional Office - IVB	12,265,000	1,766,000	14,031,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	163
DEPARTMENT OF AGRICULTURE

Region V - Bicol	14,686,000	8,396,000	23,082,000

Regional Office - V	14,686,000	8,396,000	23,082,000
Region VI - Western Visayas	15,340,000	10,140,000	25,480,000

Regional Office - VI	15,340,000	10,140,000	25,480,000
Region VII - Central Visayas	10,839,000	11,076,000	21,915,000

Regional Office - VII	10,839,000	11,076,000	21,915,000
Region VIII - Eastern Visayas	15,493,000	5,406,000	20,899,000

Regional Office - VIII	15,493,000	5,406,000	20,899,000
Region IX - Zamboanga Peninsula	9,628,000	2,748,000	12,376,000

Regional Office - IX	9,628,000	2,748,000	12,376,000
Region X - Northern Mindanao	13,077,000	5,375,000	18,452,000

Regional Office - X	13,077,000	5,375,000	18,452,000
Region XI - Davao	8,422,000	4,515,000	12,937,000

Regional Office - XI	8,422,000	4,515,000	12,937,000
Region XII - SOCCSKSARGEN	7,562,000	3,754,000	11,316,000

Regional Office - XII	7,562,000	3,754,000	11,316,000
Region XIII - Caraga	12,145,000	8,889,000	21,034,000

Regional Office - XIII	12,145,000	8,889,000	21,034,000
FISHERIES EXTENSION PROGRAM	49,526,000	529,804,000	579,330,000

Extension Support, Education and Training Services (ESETS)	49,526,000	529,804,000	579,330,000

National Capital Region (NCR)	6,016,000	87,440,000	93,456,000

Central Office	3,534,000	83,789,000	87,323,000
Regional Office - NCR	2,482,000	3,651,000	6,133,000
Region I - Ilocos	3,496,000	27,267,000	30,763,000

Regional Office - I	3,496,000	27,267,000	30,763,000
Cordillera Administrative Region (CAR)	2,215,000	24,998,000	27,213,000

Regional Office - CAR	2,215,000	24,998,000	27,213,000
Region II - Cagayan Valley	4,258,000	44,589,000	48,847,000

Regional Office - II	4,258,000	44,589,000	48,847,000

164	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon	3,265,000	25,051,000		28,316,000

Regional Office - III	3,265,000	25,051,000		28,316,000
Region IVA - CALABARZON	1,576,000	19,849,000		21,425,000

Regional Office - IVA	1,576,000	19,849,000		21,425,000
Region IVB - MIMAROPA	2,917,000	29,573,000		32,490,000

Regional Office - IVB	2,917,000	29,573,000		32,490,000
Region V - Bicol	1,437,000	34,997,000		36,434,000

Regional Office - V	1,437,000	34,997,000		36,434,000
Region VI - Western Visayas	3,346,000	30,441,000		33,787,000

Regional Office - VI	3,346,000	30,441,000		33,787,000
Region VII - Central Visayas	3,322,000	40,645,000		43,967,000

Regional Office - VII	3,322,000	40,645,000		43,967,000
Region VIII - Eastern Visayas	3,636,000	32,541,000		36,177,000

Regional Office - VIII	3,636,000	32,541,000		36,177,000
Region IX - Zamboanga Peninsula	2,342,000	26,075,000		28,417,000

Regional Office - IX	2,342,000	26,075,000		28,417,000
Region X - Northern Mindanao	2,002,000	22,942,000		24,944,000

Regional Office - X	2,002,000	22,942,000		24,944,000
Region XI - Davao	2,946,000	20,508,000		23,454,000

Regional Office - XI	2,946,000	20,508,000		23,454,000
Region XII - SOCCSKSARGEN	3,056,000	28,587,000		31,643,000

Regional Office - XII	3,056,000	28,587,000		31,643,000
Region XIII - Caraga	3,696,000	34,301,000		37,997,000

Regional Office - XIII	3,696,000	34,301,000		37,997,000
FISHERIES POLICY PROGRAM		39,119,000	480,000	39,599,000

Formulation, Monitoring and Evaluation of Policies, Plans and Programs		39,119,000	480,000	39,599,000

National Capital Region (NCR)		35,771,000	480,000	36,251,000

Central Office		35,771,000	480,000	36,251,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	165
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	1,324,000	1,324,000

Regional Office - I	1,324,000	1,324,000
Cordillera Administrative Region (CAR)	398,000	398,000

Regional Office - CAR	398,000	398,000
Region II - Cagayan Valley	303,000	303,000

Regional Office - II	303,000	303,000
Region III - Central Luzon	29,000	29,000

Regional Office - III	29,000	29,000
Region IVA - CALABARZON	164,000	164,000

Regional Office - IVA	164,000	164,000
Region IVB - MIMAROPA	30,000	30,000

Regional Office - IVB	30,000	30,000
Region V - Bicol	432,000	432,000

Regional Office - V	432,000	432,000
Region VI - Western Visayas	12,000	12,000

Regional Office - VI	12,000	12,000
Region VII - Central Visayas	43,000	43,000

Regional Office - VII	43,000	43,000
Region VIII - Eastern Visayas	47,000	47,000

Regional Office - VIII	47,000	47,000
Region IX - Zamboanga Peninsula	42,000	42,000

Regional Office - IX	42,000	42,000
Region X - Northern Mindanao	31,000	31,000

Regional Office - X	31,000	31,000
Region XI - Davao	30,000	30,000

Regional Office - XI	30,000	30,000
Region XII - SOCCSKSARGEN	35,000	35,000

Regional Office - XII	35,000	35,000

166	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XIII - Caraga		428,000		428,000

Regional Office - XIII		428,000		428,000

Sub-total, Operations	739,923,000	3,555,330,000	1,870,404,000	6,165,657,000

Total, Regular Programs	925,071,000	4,276,843,000	2,094,853,000	7,296,767,000

PROJECT(S)
Locally-Funded Project(s)
Special Area for Agricultural Development (SAAD) Phase 2		563,440,000	23,310,000	586,750,000

National Capital Region (NCR)		19,750,000		19,750,000

Central Office		19,750,000		19,750,000
Region I - Ilocos		21,300,000	700,000	22,000,000

Regional Office - I		21,300,000	700,000	22,000,000
Cordillera Administrative Region (CAR)		40,900,000	1,100,000	42,000,000

Regional Office - CAR		40,900,000	1,100,000	42,000,000
Region II - Cagayan Valley		16,000,000		16,000,000

Regional Office - II		16,000,000		16,000,000
Region III - Central Luzon		12,240,000	1,760,000	14,000,000

Regional Office - III		12,240,000	1,760,000	14,000,000
Region IVA - CALABARZON		14,600,000	1,400,000	16,000,000

Regional Office - IVA		14,600,000	1,400,000	16,000,000
Region IVB - MIMAROPA		60,000,000		60,000,000

Regional Office - IVB		60,000,000		60,000,000
Region V - Bicol		55,000,000	1,000,000	56,000,000

Regional Office - V		55,000,000	1,000,000	56,000,000
Region VI - Western Visayas		26,150,000	1,850,000	28,000,000

Regional Office - VI		26,150,000	1,850,000	28,000,000
Region VII - Central Visayas		54,000,000	2,000,000	56,000,000

Regional Office - VII		54,000,000	2,000,000	56,000,000
Region VIII - Eastern Visayas		66,000,000	2,000,000	68,000,000

Regional Office - VIII		66,000,000	2,000,000	68,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	167
DEPARTMENT OF AGRICULTURE

Region IX - Zamboanga Peninsula	23,000,000	2,000,000	25,000,000

Regional Office - IX	23,000,000	2,000,000	25,000,000
Region X - Northern Mindanao	27,500,000	5,500,000	33,000,000

Regional Office - X	27,500,000	5,500,000	33,000,000
Region XI - Davao	32,000,000	2,000,000	34,000,000

Regional Office - XI	32,000,000	2,000,000	34,000,000
Region XII - SOCCSKSARGEN	60,000,000		60,000,000

Regional Office - XII	60,000,000		60,000,000
Region XIII - Caraga	35,000,000	2,000,000	37,000,000

Regional Office - XIII	35,000,000	2,000,000	37,000,000
Fuel Assistance to Fisherfolk	75,000,000		75,000,000

National Capital Region (NCR)	75,000,000		75,000,000

Central Office	75,000,000		75,000,000
Development of Salt Industry	168,500,000	38,000,000	206,500,000

National Capital Region (NCR)	168,500,000	38,000,000	206,500,000

Central Office	162,000,000	38,000,000	200,000,000
Region VIII - Eastern Visayas	6,500,000		6,500,000

Regional Office - VIII	6,500,000		6,500,000
Construction of Regional Fisheries Learning Hub (Phase II), Taguig City	50,000,000		50,000,000

National Capital Region (NCR)	50,000,000		50,000,000

Regional Office - NCR	50,000,000		50,000,000

Sub-total, Locally-Funded Project(s)	856,940,000	61,310,000	918,250,000

Foreign-Assisted Project(s)
Philippine Fisheries and Coastal Resiliency Project (FishCORE) IBRD Loan No. 9480-PH	992,065,000	1,235,115,000	2,227,180,000

National Capital Region (NCR)	992,065,000	1,235,115,000	2,227,180,000

Central Office	992,065,000	1,235,115 000	2,227,180,000

Loan Proceeds	919,384,000	1,171,840,000	2,091,224,000

168	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GOP Counterpart				72,681,000		63,275,000		135,956,000

Sub-total, Foreign-Assisted Project(s)				992,065,000		1,235,115,000		2,227,180,000

Total, Project(s)				1,849,005,000		1,296,425,000		3,145,430,000

TOTAL NEW APPROPRIATIONS	₱	925,071,000	₱	6,125,848,000	₱	3,391,278,000	₱	10,442,197,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	665,104

Total Permanent Positions	665,104

Other Compensation Common to All
Personnel Economic Relief Allowance	38,520
Representation Allowance	5,184
Transportation Allowance	5,184
Clothing and Uniform Allowance	11,235
Mid-Year Bonus - Civilian	55,426
Year End Bonus	55,426
Cash Gift	8,025
Productivity Enhancement Incentive	8,025
Step Increment	1,662

Total Other Compensation Common to All	188,687

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	15,628

Total Other Compensation for Specific Groups	15,628

Other Benefits
PAG-IBIG Contributions	3,858
PhilHealth Contributions	16,490
Employees Compensation Insurance Premiums	1,932
Loyalty Award - Civilian	3,405
Terminal Leave	25,494

Total Other Benefits	51,179

Non-Permanent Positions	4,473

Total Personnel Services	925,071

DECEMBER 30, 2024	OFFICIAL GAZETTE	169
DEPARTMENT OF AGRICULTURE

Maintenance and Other Operating Expenses
Travelling Expenses	303,391
Training and Scholarship Expenses	539,587
Supplies and Materials Expenses	2,389,725
Utility Expenses	111,727
Communication Expenses	70,708
Survey, Research, Exploration and Development Expenses	73,620
Awards/Rewards and Prizes	25,527
Demolition/Relocation and Desilting/Dredging Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,263
Professional Services	811,088
General Services	55,934
Repairs and Maintenance	406,332
Financial Assistance/ Subsidy	67,853
Taxes, Insurance Premiums and Other Fees	49,679
Labor and Wages	356,131
Other Maintenance and Operating Expenses
Advertising Expenses	14,079
Printing and Publication Expenses	22,259
Representation Expenses	23,303
Transportation and Delivery Expenses	7,178
Rent/Lease Expenses	23,268
Membership Dues and Contributions to Organizations	216
Subscription Expenses	32,936
Donations	87,052
Other Maintenance and Operating Expenses	649,992

Total Maintenance and Other Operating Expenses	6,125,848

Total Current Operating Expenditures	7,050,919

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	376,099
Infrastructure Outlay	206,666
Buildings and Other Structures	1,517,028
Machinery and Equipment Outlay	872,602
Transportation Equipment Outlay	386,515
Furniture, Fixtures and Books Outlay	19,205
Other Property Plant and Equipment Outlay	6,000
Biological Assets Outlay	7163

Total Capital Outlays	3,391,278

TOTAL NEW APPROPRIATIONS	10,442,197

D. FERTILIZER AND PESTICIDE AUTHORITY

For general administration and support, and operations, including locally-funded project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	275,102,000

170	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	40,959,000	₱	27,818,000	₱	9,600,000	₱	78,377,000
Operations		67,785,000		55,627,000		44,313,000		167,725,000

FERTILIZER AND PESTICIDE REGULATORY PROGRAM		67,785,000		55,627,000		44,313,000		167,725,000

Total, Regular Programs		108,744,000		83,445,000		53,913,000		246,102,000

B. PROJECTS(S)
Locally-Funded Project(s)				1,000,000		28,000,000		29,000,000

Total, Project(s)				1,000,000		28,000,000		29,000,000

TOTAL NEW APPROPRIATIONS	₱	108,744,000	₱	84,445,000	₱	81,913,000	₱	275,102,000

Special Provision(s)

1. Reporting and Posting Requirements. The Fertilizer and Pesticide Authority (FPA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) FPA’s website.

The FPA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	36,641,000	₱	27,818,000	₱	9,600,000	₱	74,059,000
Administration of Personnel Benefits		4,318,000						4,318,000

Sub-total, General Administration and Support		40,959,000		27,818,000		9,600,000		78,377,000

Operations
FERTILIZER AND PESTICIDE REGULATORY PROGRAM		67,785,000		55,627,000		44,313,000		167,725,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	171
DEPARTMENT OF AGRICULTURE

Quality Control and Inspection		51,598,000		41,067,000				92,665,000
Registration and Licensing		16,187,000		14,560,000		44,313,000		75,060,000

Sub-total, Operations		67,785,000		55,627,000		44,313,000		167,725,000

Total, Regular Programs		108,744,000		83,445,000		53,913,000		246,102,000

PROJECT(S)
Locally-Funded Project(s)
Fortified Organic Fertilizer Development Program				1,000,000		3,000,000		4,000,000

Construction of a Two-Storey Fertilizer and Pesticide Authority RFO-8 Building including Laboratory and Equipment						25,000,000		25,000,000

Sub-total, Locally-Funded Project(s)				1,000,000		28,000,000		29,000,000

Total, Project(s)				1,000,000		28,000,000		29,000,000

TOTAL NEW APPROPRIATIONS	₱	108,744,000	₱	84,445,000	₱	81,913,000	₱	275,102,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	78,689

Total Permanent Positions	78,689

Other Compensation Common to All
Personnel Economic Relief Allowance	3,480
Representation Allowance	708
Transportation Allowance	594
Clothing and Uniform Allowance	1,015
Mid-Year Bonus - Civilian	6,558
Year End Bonus	6,558
Cash Gift	725
Productivity Enhancement Incentive	725
Step Increment	197

Total Other Compensation Common to All	20,560

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	2,631

Total Other Compensation for Specific Groups	2,631

172	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
PAG-IBIG Contributions	348
PhilHealth Contributions	1,934
Employees Compensation Insurance Premiums	174
Loyalty Award - Civilian	90
Terminal Leave	4,318

Total Other Benefits	6,864

Total Personnel Services	108,744

Maintenance and Other Operating Expenses
Travelling Expenses	15,834
Training and Scholarship Expenses	3,597
Supplies and Materials Expenses	14,296
Utility Expenses	9,726
Communication Expenses	2,945
Awards/Rewards and Prizes	235
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	22,693
General Services	3,864
Repairs and Maintenance	4,695
Taxes, Insurance Premiums and Other Fees	1,162
Other Maintenance and Operating Expenses
Printing and Publication Expenses	250
Representation Expenses	1,014
Transportation and Delivery Expenses	252
Rent/Lease Expenses	2,381
Subscription Expenses	1,283
Other Maintenance and Operating Expenses	82

Total Maintenance and Other Operating Expenses	84,445

Total Current Operating Expenditures	193,189

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	35,271
Transportation Equipment Outlay	9,600
Furniture, Fixtures and Books Outlay	17,042

Total Capital Outlays	81,913

TOTAL NEW APPROPRIATIONS	275,102

E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE

For general administration and support, support to operations, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	613,639,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	173
DEPARTMENT OF AGRICULTURE

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	16,203,000	₱	51,266,000	₱	115,400,000	₱	182,869,000
Support to Operations		10,384,000		25,898,000				36,282,000
Operations		58,173,000		336,315,000				394,488,000

FISHERIES RESEARCH AND DEVELOPMENT PROGRAM		58,173,000		336,315,000				394,488,000

TOTAL NEW APPROPRIATIONS	₱	84,760,000	₱	413,479,000	₱	115,400,000	₱	613,639,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Fisheries Research and Development Institute (NFRDI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NFRDI’s website.

The NFRDI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	8,017,000	₱	51,266,000	₱	115,400,000	₱	174,683,000
Administration of Personnel Benefits		8,186,000						8,186,000

Sub-total, General Administration and Support		16,203,000		51,266,000		115,400,000		182,869,000

Support to Operations
Development of Organizational Policies, Plans and Procedures		4,710,000		19,221,000				23,931,000
Training and Education Services		5,674,000		6,677,000				12,351,000

Sub-total, Support to Operations		10,384,000		25,898,000				36,282,000

174	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
FISHERIES RESEARCH AND DEVELOPMENT PROGRAM		58,173,000		336,315,000				394,488,000

Research and Development		58,173,000		336,315,000				394,488,000

Sub-total, Operations		58,173,000		336,315,000				394,488,000

TOTAL NEW APPROPRIATIONS	₱	84,760,000	₱	413,479,000	₱	115,400,000	₱	613,639,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	47,656

Total Permanent Positions	47,656

Other Compensation Common to All
Personnel Economic Relief Allowance	1,944
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	567
Mid-Year Bonus - Civilian	3,972
Year End Bonus	3,972
Cash Gift	405
Productivity Enhancement Incentive	405
Step Increment	119

Total Other Compensation Common to All	12,344

Other Compensation for Specific Groups
Magna Carta for Science &Technology Personnel	15,123

Total Other Compensation for Specific Groups	15,123

Other Benefits
PAG-IBIG Contributions	194
PhilHealth Contributions	1,125
Employees Compensation Insurance Premiums	97
Loyalty Award - Civilian	35
Terminal Leave	8,186

Total Other Benefits	9,637

Total Personnel Services	84,760

DECEMBER 30, 2024	OFFICIAL GAZETTE	175
DEPARTMENT OF AGRICULTURE

Maintenance and Other Operating Expenses
Travelling Expenses	30,044
Training and Scholarship Expenses	27,919
Supplies and Materials Expenses	79,034
Utility Expenses	7,320
Communication Expenses	3,318
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	144
Professional Services	214,595
General Services	9,660
Repairs and Maintenance	11,910
Taxes, Insurance Premiums and Other Fees	603
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,448
Representation Expenses	6,230
Transportation and Delivery Expenses	2,000
Subscription Expenses	16,041
Other Maintenance and Operating Expenses	3,213

Total Maintenance and Other Operating Expenses	413,479

Total Current Operating Expenditures	498,239

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	113,000
Transportation Equipment Outlay	2,400

Total Capital Outlays	115,400

TOTAL NEW APPROPRIATIONS	613,639

F. NATIONAL MEAT INSPECTION SERVICE

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	504,173,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	27,557,000	₱	54,406,000	₱	2,500,000	₱	84,463,000
Operations		212,808,000		201,202,000		5,700,000		419,710,000

MEAT REGULATORY PROGRAM		212,808,000		158,171,000		5,700,000		376,679,000

176	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				43,031,000				43,031,000

TOTAL NEW APPROPRIATIONS	₱	240,365,000	₱	255,608,000	₱	8,200,000	₱	504,173,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Meat Inspection Service (NMIS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NMIS’ website.

The NMIS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,926,000	₱	54,406,000	₱	2,500,000	₱	75,832,000
Administration of Personnel Benefits		8,631,000						8,631,000

Sub-total, General Administration and Support		27,557,000		54,406,000		2,500,000		84,463,000

Operations
MEAT REGULATORY PROGRAM		212,808,000		158,171,000		5,700,000		376,679,000

MEAT SAFETY AND QUALITY ASSURANCE SUB-PROGRAM		116,820,000		91,903,000		5,700,000		214,423,000

Meat Inspection Enforcement and Deputation Services		116,820,000		66,831,000		400,000		184,051,000
Meat Inspection Development Services				25,072,000		5,300,000		30,372,000
LICENSING AND REGISTRATION SUB-PROGRAM		95,988,000		66,268,000				162,256,000

Meat Establishment Licensing Services				27,424,000				27,424,000
Meat Importers and Exporters Registration Services		95,988,000		38,844,000				134,832,000
LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				43,031,000				43,031,000

Meat Establishment and Meat Inspection
Assistance to LGUs Services				43,031,000				43,031,000

Sub-total, Operations		212,808,000		201,202,000		5,700,000		419,710,000

TOTAL NEW APPROPRIATIONS	₱	240,365,000	₱	255,608,000	₱	8,200,000	₱	504,113,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	177
DEPARTMENT OF AGRICULTURE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	155,405

Total Permanent Positions	155,405

Other Compensation Common to All
Personnel Economic Relief Allowance	7,440
Representation Allowance	2,490
Transportation Allowance	2,490
Clothing and Uniform Allowance	2,170
Mid-Year Bonus - Civilian	12,951
Year End Bonus	12,951
Cash Gift	1,550
Productivity Enhancement Incentive	1,550
Step Increment	389

Total Other Compensation Common to All	43,981

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	25,822
Magna Carta for Science & Technology Personnel	1,317

Total Other Compensation for Specific Groups	27,139

Other Benefits
PAG-IBIG Contributions	744
PhilHealth Contributions	3,777
Employees Compensation Insurance Premiums	373
Loyalty Award - Civilian	315
Terminal Leave	8,631

Total Other Benefits	13,840

Total Personnel Services	240,365

Maintenance and Other Operating Expenses
Travelling Expenses	18,605
Training and Scholarship Expenses	19,239
Supplies and Materials Expenses	56,439
Utility Expenses	11,801
Communication Expenses	8,066
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136

178	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Professional Services	58,431
General Services	29,668
Repairs and Maintenance	12,514
Financial Assistance/ Subsidy	24,000
Taxes, Insurance Premiums and Other Fees	4,424
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	2,554
Representation Expenses	4,144
Subcription Expenses	2,483
Other Maintenance and Operating Expenses	2,854

Total Maintenance and Other Operating Expenses	255,608

Total Current Operating Expenditures	495,973

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,300
Furniture, Fixtures and Books Outlay	400
Intangible Assets Outlay	2,500

Total Capital Outlays	8,200

TOTAL NEW APPROPRIATIONS	504,173

G. PHILIPPINE CARABAO CENTER

For general administration and support, and operations, including locally-funded project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	845,788,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	32,355,000	₱	27,130,000	₱		₱	59,485,000
Operations		95,009,000		427,044,000		60,040,000		582,093,000

NATIONAL CARABAO DEVELOPMENT PROGRAM		95,009,000		427,044,000		60,040,000		582,093,000

Total, Regular Programs		127,364,000		454,174,000		60,040,000		641,578,000

B. PROJECT(S)
Locally-Funded Project(s)				81,360,000		122,850,000		204,210,000

Total, Project(s)				81,360,000		122,850,000		204,210,000

TOTAL NEW APPROPRIATIONS	₱	127,364,000	₱	535,534,000	₱	182,890,000	₱	845,788,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	179
DEPARTMENT OF AGRICULTURE

Special Provision(s)

1. Herd Build-Up of Genetically Improved Dairy Buffalos of the Philippine Carabao Center. The amount appropriated herein under the Herd Build-Up of Genetically Improved Dairy Buffalos of the Philippine Carabao Center (PCC) shall be used to ensure the increase in both local dairy stocks and local milk production: Provided, That the funds will be used for the (a) procurement and dispersal of dairy buffalos; (b) production of local dairy buffalos through increased capacity of the PCC-operated nucleus dairy buffalo farms and/or agistment farms; (c) provision of dairy buffalo breeding services to Farmers Cooperative and Associations (FCA) partners; (d) dairy buffalo health services; (e) dairy buffalo nutritional services provided that part of this activity shall be for the forage and silage production and development that provides the best nutrition for milking carabaos; and (f) enhancement/ development of dairy buffalo farms and other dairy buffalo facilities of the PCC: Provided, further, That climate change adaptation projects will be implemented such as vermicomposting to manage dairy animal manure and convert to fertilizer as value added by-product.

2. Reporting and Posting Requirements. The Philippine Carabao Center (PCC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCC’s website.

The PCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,577,000	₱	27,130,000	₱		₱	55,707,000
Administration of Personnel Benefits		3,778,000						3,778,000

Sub-total, General Administration and Support		32,355,000		27,130,000				59,485,000

Operations
NATIONAL CARABAO DEVELOPMENT PROGRAM		95,009,000		427,044,000		60,040,000		582,093,000

Formulation, Monitoring and Evaluation of Plans, Programs and Projects		5,639,000		17,714,000		8,740,000		32,093,000
Intensification of the National Upgrading Program		48,441,000		271,413,000		35,300,000		355,154,000
Carabao-Based Enterprise Development				40,965,000		16,000,000		56,965,000
Knowledge Management and Support Services		5,330,000		6,980,000				12,310,000
Research and Development		35,599,000		55,699,000				91,298,000
Animal Genetic Resource Conservation and Utilization				34,273,000				34,273,000

Sub-total, Operations		95,009,000		427,044,000		60,040,000		582,093,000

Total, Regular Programs		127,364,000		454,174,000		60,040,000		641,578,000

180	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Herd Build-up of Genetically-Improved Dairy Buffalos of the Philippine Carabao Center				81,360,000		122,850,000		204,210,000

Sub-total, Locally-Funded Project(s)				81,360,000		122,850,000		204,210,000

Total, Project(s)				81,360,000		122,850,000		204,210,000

TOTAL NEW APPROPRIATIONS	₱	127,364,000	₱	535,534,000	₱	182,890,000	₱	845,788,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	86,518

Total Permanent Positions	86,518

Other Compensation Common to All
Personnel Economic Relief Allowance	4,224
Representation Allowance	1,254
Transportation Allowance	1,254
Clothing and Uniform Allowance	1,232
Mid-Year Bonus - Civilian	7,210
Year End Bonus	7,210
Cash Gift	880
Productivity Enhancement Incentive	880
Step Increment	216

Total Other Compensation Common to All	24,360

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	9,787

Total Other Compensation for Specific Groups	9,787

Other Benefits
PAG-IBIG Contributions	422
PhilHealth Contributions	2,139
Employees Compensation Insurance Premiums	210
Loyalty Award - Civilian	150
Terminal Leave	3,778

Total Other Benefits	6,699

Total Personnel Services	127,364

DECEMBER 30, 2024	OFFICIAL GAZETTE	181
DEPARTMENT OF AGRICULTURE

Maintenance and Other Operating Expenses
Travelling Expenses	37,300
Training and Scholarship Expenses	41,400
Supplies and Materials Expenses	222,935
Utility Expenses	29,350
Communication Expenses	7,120
Awards/ Rewards and Prizes	4,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	69,564
General Services	11,800
Repairs and Maintenance	24,290
Taxes, Insurance Premiums and Other Fees	14,673
Labor and Wages	54,900
Other Maintenance and Operating Expenses
Advertising Expenses	700
Printing and Publication Expenses	2,550
Representation Expenses	3,700
Transportation and Delivery Expenses	4,320
Rent/ Lease Expenses	1,480
Membership Dues and Contributions to Organizations	400
Subscription Expenses	500
Bank Transaction Fee	50
Other Maintenance and Operating Expenses	3,866

Total Maintenance and Other Operating Expenses	535,534

Total Current Operating Expenditures	662,898

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	39,450
Machinery and Equipment Outlay	44,140
Transportation Equipment Outlay	35,300
Biological Assets Outlay	64,000

Total Capital Outlays	182,890

TOTAL NEW APPROPRIATIONS	845,788

H. PHILIPPINE CENTER FOR POSTHARVEST DEVELOPMENT AND MECHANIZATION

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	439,749,000

182	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	44,560,000	₱	35,485,000	₱	8,400,000	₱	88,445,000
Operations		91,556,000		231,913,000		27,835,000		351,304,000

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		91,556,000		231,913,000		27,835,000		351,304,000

TOTAL NEW APPROPRIATIONS	₱	136,116,000	₱	267,398,000	₱	36,235,000	₱	439,749,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Center for Postharvest Development and Mechanization (PhilMech) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PhilMech’s website.

The PhilMech shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,443,000	₱	35,485,000	₱	8,400,000	₱	86,328,000
Administration of Personnel Benefits		2,117,000						2,117,000

Sub-total, General Administration and Support		44,560,000		35,485,000		8,400,000		88,445,000

Operations
AGRICULTIJRAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		91,556,000		231,913,000		27,835,000		351,304,000

Formulation, Monitoring and Evaluation of Policies, Plans and Programs		9,041,000		7,235,000				16,276,000
Extension Support, Education and Training Services		49,995,000		112,868,000		16,205,000		179,068,000
Research and Development		32,520,000		111,810,000		11,630,000		155,960,000

Sub-total, Operations		91,556,000		231,913,000		27,835,000		351,304,000

TOTAL NEW APPROPRIATIONS	₱	136,116,000	₱	267,398,000	₱	36,235,000	₱	439,749,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	183
DEPARTMENT OF AGRICULTURE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	61,483

Total Permanent Positions	61,483

Other Compensation Common to All
Personnel Economic Relief Allowance	2,712
Representation Allowance	738
Transportation Allowance	618
Clothing and Uniform Allowance	791
Mid-Year Bonus - Civilian	5,124
Year End Bonus	5,124
Cash Gift	565
Productivity Enhancement Incentive	565
Step Increment	153

Total Other Compensation Common to All	16,390

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	19,028
Other Personnel Benefits	144

Total Other Compensation for Specific Groups	19,172

Other Benefits
PAG-IBIG Contributions	271
PhilHealth Contributions	1,472
Employees Compensation Insurance Premiums	135
Loyalty Award - Civilian	160
Terminal Leave	2,117

Total Other Benefits	4,155

Non-Permanent Positions	34,916

Total Personnel Services	136,116

Maintenance and Other Operating Expenses
Travelling Expenses	63,531
Training and Scholarship Expenses	7,700
Supplies and Materials Expenses	36,300
Utility Expenses	7,700
Communication Expenses	4,130

184	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Awards/ Rewards and Prizes	350
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	96,059
General Services	14,907
Repairs and Maintenance	7,270
Taxes, Insurance Premiums and Other Fees	4,430
Labor and Wages	12,200
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	1,700
Representation Expenses	3,000
Transportation and Delivery Expenses	20
Rent/Lease Expenses	4,720
Membership Dues and Contributions to Organizations	25
Subscription Expenses	2,600
Bank Transaction Fee	20
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	267,398

Total Current Operating Expenditures	403,514

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	27,835
Transportation Equipment Outlay	8,400

Total Capital Outlays	36,235

TOTAL NEW APPROPRIATIONS	439,749

I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

For general administration and support, operations, and foreign-assisted project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	215,933,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	17,519,000	₱	15,427,000	₱	8,448,000	₱	41,394,000
Operations		43,024,000		120,689,000		840,000		164,553,000

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		43,024,000		120,689,000		840,000		164,553,000

Total, Regular Programs		60,543,000		136,116,000		9,288,000		205,947,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	185
DEPARTMENT OF AGRICULTURE

B. PROJECT(S)
Foreign-Assisted Project(s)				9,986,000				9,986,000

Total, Project(s)				9,986,000				9,986,000

TOTAL NEW APPROPRIATIONS	₱	60,543,000	₱	146,102,000	₱	9,288,000	₱	215,933,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Council for Agriculture and Fisheries (PCAF) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCAF’s website.

The PCAF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,820,000	₱	15,427,000	₱	8,448,000	₱	38,695,000
Administration of Personnel Benefits		2,699,000						2,699,000

Sub-total, General Administration and Support		17,519,000		15,427,000		8,448,000		41,394,000

Operations
AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		43,024,000		120,689,000		840,000		164,553,000

Development and Coordination of Agriculture and Fishery Policies		15,213,000		50,959,000				66,112,000
Planning, Monitoring and Knowledge Management		16,035,000		39,210,000		840,000		56,085,000
Partnership Development		11,776,000		30,520,000				42,296,000

Sub-total, Operations		43,024,000		120,689,000		840,000		164,553,000

Total, Regular Programs		60,543,000		136,116,000		9,288,000		205,947,000

PROJECT(S)
Foreign-Assisted Project(s)
Intensified Community-Based Dairy Enterprise Development (USPL-80)				9,986,000				9,986,000

186	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Loan Proceeds				9,986,000				9,986,000

Sub-total, Foreign-Assisted Project(s)				9,986,000				9,986,000

Total, Project(s)				9,986,000				9,986,000

TOTAL NEW APPROPRIATIONS	₱	60,543,000	₱	146,102,000	₱	9,288,000	₱	215,933,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	44,665

Total Permanent Positions	44,665

Other Compensation Common to All
Personnel Economic Relief Allowance	2,208
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	644
Mid-Year Bonus - Civilian	3,722
Year End Bonus	3,722
Cash Gift	460
Productivity Enhancement Incentive	460
Step Increment	112

Total Other Compensation Common to All	11,700

Other Benefits
PAG-IBIG Contributions	221
PhilHealth Contributions	1,107
Employees Compensation Insurance Premiums	111
Loyalty Award - Civilian	40
Terminal Leave	2,699

Total Other Benefits	4,178

Total Personnel Services	60,543

Maintenance and Other Operating Expenses
Travelling Expenses	11,487
Training and Scholarship Expenses	7,462
Supplies and Materials Expenses	11,987
Utility Expenses	5,350
Communication Expenses	6,617
Awards/Rewards and Prizes	1,139

DECEMBER 30, 2024	OFFICIAL GAZETTE	187
DEPARTMENT OF AGRICULTURE

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	31,291
General Services	8,300
Repairs and Maintenance	2,090
Taxes, Insurance Premiums and Other Fees	1,115
Other Maintenance and Operating Expenses
Advertising Expenses	216
Printing and Publication Expenses	1,611
Representation Expenses	16,988
Rent/Lease Expenses	2,973
Subscription Expenses	770
Donations	27,708
Other Maintenance and Operating Expenses	8,862

Total Maintenance and Other Operating Expenses	146,102

Total Current Operating Expenditures	206,645

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,888
Transportation Equipment Outlay	7,400

Total Capital Outlays	9,288

TOTAL NEW APPROPRIATIONS	215,933

J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

For general administration and support, support to operations and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	568,151,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	38,618,000	₱	43,757,000	₱	1,520,000	₱	83,895,000
Support to Operations		7,441,000		3,674,000				11,115,000
Operations		114,458,000		219,293,000		139,390,000		473,141,000

FIBER DEVELOPMENT PROGRAM		76,173,000		208,779,000		139,390,000		424,342,000
FIBER INDUSTRY REGULATORY PROGRAM		38,285,000		10,514,000				48,799,000

TOTAL NEW APPROPRIATIONS	₱	160,517,000	₱	266,724,000	₱	140,910,000	₱	568,151,000

188	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Fiber Industry Development Authority (PhilFIDA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PhilFIDA’s website.

The PhilFIDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	33,364,000	₱	43,757,000	₱	1,520,000	₱	78,641,000
Administration of Personnel Benefits		5,254,000						5,254,000

Sub-total, General Administration and Support		38,618,000		43,757,000		1,520,000		83,895,000

Support to Operations
Formulation and Monitoring of Policies, Plans and Programs		7,441,000		3,674,000				11,115,000

Sub-total, Support to Operations		7,441,000		3,674,000				11,115,000

Operations
FIBER DEVELOPMENT PROGRAM		76,173,000		208,779,000		139,390,000		424,342,000

Production Support Services				151,204,000		76,770,000		227,974,000
Extension Support, Education and Training Services		49,110,000		12,193,000				61,303,000
Research and Development		27,063,000		45,382,000		62,620,000		135,065,000
FIBER INDUSTRY REGULATORY PROGRAM		38,285,000		10,514,000				48,799,000

Quality Control and Inspection		28,535,000		8,457,000				36,992,000
Registration and Licensing		9,750,000		2,057,000				11,807,000

Sub-total, Operations		114,458,000		219,293,000		139,390,000		473,141,000

TOTAL NEW APPROPRIATIONS	₱	160,517,000	₱	266,724,000	₱	140,910,000	₱	568,151,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	189
DEPARTMENT OF AGRICULTURE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	118,662

Total Permanent Positions	118,662

Other Compensation Common to All
Personnel Economic Relief Allowance	6,648
Representation Allowance	486
Transportation Allowance	486
Clothing and Uniform Allowance	1,939
Mid-Year Bonus - Civilian	9,888
Year End Bonus	9,888
Cash Gift	1,385
Productivity Enhancement Incentive	1,385
Step Increment	297

Total Other Compensation Common to All	32,402

Other Benefits
PAG-IBIG Contributions	666
PhilHealth Contributions	2,945
Employees Compensation Insurance Premiums	333
Loyalty Award - Civilian	255
Terminal Leave	5,254

Total Other Benefits	9,453

Total Personnel Services	160,517

Maintenance and Other Operating Expenses
Travelling Expenses	30,271
Training and Scholarship Expenses	12,204
Supplies and Materials Expenses	104,375
Utility Expenses	11,177
Communication Expenses	4,970
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,202
Professional Services	23,149
General Services	12,045
Repairs and Maintenance	11,919
Financial Assistance/ Subsidy	5,500
Taxes, Insurance Premiums and Other Fees	2,739
Labor and Wages	23,964
Other Maintenance and Operating Expenses
Advertising Expenses	270
Printing and Publication Expenses	1,102
Representation Expenses	8,372

190	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Transportation and Delivery Expenses	5,285
Rent/Lease Expenses	6,273
Membership Dues and Contributions to Organizations	159
Subscription Expenses	287
Other Maintenance and Operating Expenses	1,461

Total Maintenance and Other Operating Expenses	266,724

Total Current Operating Expenditures	427,241

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	4,000
Buildings and Other Structures	12,120
Machinery and Equipment Outlay	115,440
Transportation Equipment Outlay	9,350

Total Capital Outlays	140,910

TOTAL NEW APPROPRIATIONS	568,151

DECEMBER 30, 2024	OFFICIAL GAZETTE	191
DEPARTMENT OF AGRICULTURE

GENERAL SUMMARY

DEPARTMENT OF AGRICULTURE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	4,173,479,000	₱	51,447,352,000	₱	52,050,604,000	₱	107,671,435,000
B. AGRICULTURAL CREDIT POLICY COUNCIL		41,713,000		69,261,000		2,750,000,000		2,860,974,000
C. BUREAU OF FISHERIES AND AQUATIC RESOURCES		925,071,000		6,125,848,000		3,391,278,000		10,442,197,000
D. FERTILIZER AND PESTICIDE AUTHORITY		108,744,000		84,445,000		81,913,000		275,102,000
E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE		84,760,000		413,479,000		115,400,000		613,639,000
F. NATIONAL MEAT INSPECTION SERVICE		240,365,000		255,608,000		8,200,000		504,173,000
G. PHILIPPINE CARABAO CENTER		127,364,000		535,534,000		182,890,000		845,788,000
H. PHILIPPINE CENTER FOR POSTHARVEST DEVELOPMENT AND MECHANIZATION		136,116,000		267,398,000		36,235,000		439,749,000
I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES		60,543,000		146,102,000		9,288,000		215,933,000
J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY		160,517,000		266,724,000		140,910,000		568,151,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF AGRICULTURE	₱	6,058,672,000	₱	59,611,751,000	₱	58,766,718,000	₱	124,437,141,000

192	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,985,871,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	506,759,000	₱	590,643,000	₱	193,807,000	₱	1,291,209,000
Support to Operations		73,369,000		540,301,000		150,000		613,820,000
Operations		423,182,000		73,913,000				497,095,000

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM		48,929,000		2,321,000				51,250,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM		329,067,000		59,141,000				388,208,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM		20,957,000		7,251,000				28,208,000
FISCAL DISCIPLINE AND OPENNESS PROGRAM		24,229,000		5,200,000				29,429,000

Total, Regular Programs		1,003,310,000		1,204,857,000		193,957,000		2,402,124,000

B. PROJECT(S)
Locally-Funded Project(s)				583,747,000				583,747,000

Total, Project(s)				583,747,000				583,747,000

TOTAL NEW APPROPRIATIONS	₱	1,003,310,000	₱	1,788,604,000	₱	193,957,000	₱	2,985,871,000

Special Provision(s)

1. Reporting and Posting Requirements. The DBM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DBM’s website.

The DBM shall send written notice when said reports have been submitted or posted on its website to the House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	193
DEPARTMENT OF BUDGET AND MANAGEMENT

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	495,595,000	₱	590,643,000	₱	193,807,000	₱	1,280,045,000

National Capital Region (NCR)		330,520,000		457,037,000		97,910,000		885,467,000

Central Office		319,611,000		452,876,000		97,910,000		870,397,000
Regional Office - NCR		10,909,000		4,161,000				15,070,000
Region I - Ilocos		13,578,000		6,567,000		5,837,000		25,982,000

Regional Office - I		13,578,000		6,567,000		5,837,000		25,982,000
Cordillera Administrative Region (CAR)		12,752,000		7,625,000		37,800,000		58,177,000

Regional Office - CAR		12,752,000		7,625,000		37,800,000		58,177,000
Region II - Cagayan Valley		7,516,000		5,416,000				12,932,000

Regional Office - II		7,516,000		5,416,000				12,932,000
Region III - Central Luzon		12,087,000		9,574,000		5,691,000		27,352,000

Regional Office - III		12,087,000		9,574,000		5,691,000		27,352,000
Region IVA - CALABARZON		8,812,000		3,782,000				12,594,000

Regional Office - IVA		8,812,000		3,782,000				12,594,000
Region IVB - MIMAROPA		10,343,000		10,985,000				21,328,000

Regional Office - IVB		10,343,000		10,985,000				21,328,000
Region V - Bicol		6,668,000		10,657,000		6,125,000		23,450,000

Regional Office - V		6,668,000		10,657,000		6,125,000		23,450,000
Region VI - Western Visayas		10,019,000		7,385,000		3,174,000		20,578,000

Regional Office - VI		10,019,000		7,385,000		3,174,000		20,578,000
Region VII - Central Visayas		10,154,000		7,553,000		15,408,000		33,115,000

Regional Office - VII		10,154,000		7,553,000		15,408,000		33,115,000
Region VIII - Eastern Visayas		11,830,000		9,753,000		860,000		22,443,000

Regional Office - VIII		11,830,000		9,753,000		860,000		22,443,000

194	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IX - Zamboanga Peninsula	11,100,000	9,295,000	1,060,000	21,455,000

Regional Office - IX	11,100,000	9,295,000	1,060,000	21,455,000
Region X - Northern Mindanao	11,407,000	8,176,000		19,583,000

Regional Office - X	11,407,000	8,176,000		19,583,000
Region XI - Davao	12,215,000	16,049,000	7,700,000	35,964,000

Regional Office - XI	12,215,000	16,049,000	7,700,000	35,964,000
Region XII - SOCCSKSARGEN	13,579,000	9,601,000	7,400,000	30,580,000

Regional Office - XII	13,579,000	9,601,000	7,400,000	30,580,000
Region XIII - Caraga	13,015,000	11,188,000	4,842,000	29,045,000

Regional Office - XIII	13,015,000	11,188,000	4,842,000	29,045,000
Administration of Personnel Benefits	11,164,000			11,164,000

National Capital Region (NCR)	7,769,000			7,769,000

Central Office	7,769,000			7,769,000
Region IVA - CALABARZON	230,000			230,000

Regional Office - IVA	230,000			230,000
Region VII - Central Visayas	3,165,000			3,165,000

Regional Office - VII	3,165,000			3,165,000

Sub-total, General Administration and Support	506,759,000	590,643,000	193,807,000	1,291,209,000

Support to Operations
Legal Services	26,378,000	1,665,000		28,043,000

National Capital Region (NCR)	26,378,000	1,665,000		28,043,000

Central Office	26,378,000	1,665,000		28,043,000
Information and Communications Technology Systems Services	23,521,000	527,746,000	150,000	551,417,000

National Capital Region (NCR)	23,521,000	527,746,000	150,000	551,417,000

Central Office	23,521,000	527,746,000	150,000	551,417,000
Budget Information and Training Services	23,470,000	10,890,000		34,360,000

National Capital Region (NCR)	23,470,000	10,890,000		34,360,000

Central Office	23,470,000	10,890,000		34,360,000

Sub-total, Support to Operations	73,369,000	540,301,000	150,000	613,820,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	195
DEPARTMENT OF BUDGET AND MANAGEMENT

Operations
ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM	48,929,000	2,321,000	51,250,000

Policy Formulation, Standards-setting and Evaluation of Management Systems Improvement and Productivity Enhancement Initiatives	18,892,000	1,090,000	19,982,000

National Capital Region (NCR)	18,892,000	1,090,000	19,982,000

Central Office	18,892,000	1,090,000	19,982,000
Policy Formulation, Standards-setting, Evaluation of Organization and Staffing Modification, Compensation, Position Classification and Administration of the Unified Compensation and Position Classification System	30,037,000	1,231,000	31,268,000

National Capital Region (NCR)	30,037,000	1,231,000	31,268,000

Central Office	30,037,000	1,231,000	31,268,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM	329,067,000	59,141,000	388,208,000

Policy Formulation and Standard-setting on Budget Preparation, Execution, and Accountability of the NGAs, GOCCs, SUCs and LGUs	23,437,000	31,116,000	54,553,000

National Capital Region (NCR)	23,437,000	31,116,000	54,553,000

Central Office	23,437,000	31,116,000	54,553,000
Preparation, Administration and Review of the Budget of National Government Agencies, GOCCs, SUCs and LGUs; and Policy Formulation, Standards-setting; and Conduct of the Results-based Performance Monitoring, Evaluation and Reporting	305,630,000	28,025,000	333,655,000

National Capital Region (NCR)	137,875,000	8,123,000	145,998,000

Central Office	128,220,000	6,495,000	134,715,000
Regional Office - NCR	9,655,000	1,628,000	11,283,000
Region I - Ilocos	8,088,000	1,011,000	9,099,000

Regional Office - I	8,088,000	1,011,000	9,099,000
Cordillera Administrative Region (CAR)	13,182,000	2,044,000	15,226,000

Regional Office - CAR	13,182,000	2,044,000	15,226,000
Region II - Cagayan Valley	12,793,000	1,520,000	14,313,000

Regional Office - II	12,793,000	1,520,000	14,313,000

196	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon	14,759,000	1,099,000	15,858,000

Regional Office - III	14,759,000	1,099,000	15,858,000
Region IVA - CALABARZON	8,137,000	920,000	9,057,000

Regional Office - IVA	8,137,000	920,000	9,057,000
Region IVB - MIMAROPA	10,808,000	858,000	11,666,000

Regional Office - IVB	10,808,000	858,000	11,666,000
Region V - Bicol	8,514,000	1,823,000	10,337,000

Regional Office - V	8,514,000	1,823,000	10,337,000
Region VI - Western Visayas	12,929,000	650,000	13,579,000

Regional Office - VI	12,929,000	650,000	13,579,000
Region VII - Central Visayas	10,801,000	797,000	11,598,000

Regional Office - VII	10,801,000	797,000	11,598,000
Region VIII - Eastern Visayas	12,894,000	2,623,000	15,517,000

Regional Office - VIII	12,894,000	2,623,000	15,517,000
Region IX - Zamboanga Peninsula	8,797,000	2,359,000	11,156,000

Regional Office - IX	8,797,000	2,359,000	11,156,000
Region X - Northern Mindanao	10,503,000	1,017,000	11,520,000

Regional Office - X	10,503,000	1,017,000	11,520,000
Region XI - Davao	10,823,000	1,231,000	12,054,000

Regional Office - XI	10,823,000	1,231,000	12,054,000
Region XII - SOCCSKSARGEN	12,737,000	963,000	13,700,000

Regional Office - XII	12,737,000	963,000	13,700,000
Region XIII - Caraga	11,990,000	987,000	12,977,000

Regional Office - XIII	11,990,000	987,000	12,977,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM	20,957,000	7,251,000	28,208,000

Promulgate Public Expenditure Management (PEM) Policies and Practices in LGUs	20,957,000	7,251,000	28,208,000

National Capital Region (NCR)	20,957,000	7,251,000	28,208,000

Central Office	20,957,000	7,251,000	28,208,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	197
DEPARTMENT OF BUDGET AND MANAGEMENT

FISCAL DISCIPLINE AND OPENNESS PROGRAM		24,229,000		5,200,000				29,429,000

Formulation and Preparation of Fiscal, Expenditure, and Reform Frameworks to Link the Budget with the National Development Goals, and Development and Promotion of Fiscal Transparency and Participation Standards and Strategies		24,229,000		5,200,000				29,429,000

National Capital Region (NCR)		24,229,000		5,200,000				29,429,000

Central Office		24,229,000		5,200,000				29,429,000

Sub-total, Operations		423,182,000		73,913,000				497,095,000

Total, Regular Programs		1,003,310,000		1,204,857,000		193,957,000		2,402,124,000

PROJECTS
Locally-Funded Project(s)
Budget Improvement Project				8,550,000				8,550,000

National Capital Region (NCR)				8,550,000				8,550,000
Central Office				8,550,000				8,550,000

Public Financial Management Program				575,197,000				575,197,000

National Capital Region (NCR)				575,197,000				575,197,000

Central Office				575,197,000				575,197,000

Sub-total, Locally-Funded Project(s)				583,747,000				583,747,000

Total, Project(s)				583,747,000				583,747,000

TOTAL NEW APPROPRIATIONS	₱	1,003,310,000	₱	1,788,604,000	₱	193,957,000	₱	2,985,871,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	665,471

Total Permanent Positions	665,471

Other Compensation Common to All
Personnel Economic Relief Allowance	25,224
Representation Allowance	13,470

198	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Transportation Allowance	13,470
Clothing and Uniform Allowance	7,357
Honoraria	4,922
Mid-Year Bonus - Civilian	55,455
Year End Bonus	55,455
Cash Gift	5,255
Productivity Enhancement Incentive	5,255
Step Increment	1,664

Total Other Compensation Common to All	187,527

Other Compensation for Specific Groups
Other Personnel Benefits	30,170

Total Other Compensation for Specific Groups	30,170

Other Benefits
PAG-IBIG Contributions	2,523
PhilHealth Contributions	15,732
Employees Compensation Insurance Premiums	1,262
Loyalty Award - Civilian	365
Terminal Leave	11,164

Total Other Benefits	31,046

Non-Permanent Positions	89,096

Total Personnel Services	1,003,310

Maintenance and Other Operating Expenses
Travelling Expenses	109,243
Training and Scholarship Expenses	119,739
Supplies and Materials Expenses	81,649
Utility Expenses	54,643
Communication Expenses	38,957
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	7,338
Professional Services	138,168
General Services	89,286
Repairs and Maintenance	84,881
Taxes, Insurance Premiums and Other Fees	19,391
Other Maintenance and Operating Expenses
Advertising Expenses	7,566
Printing and Publication Expenses	30,919
Representation Expenses	25,743
Transportation and Delivery Expenses	59
Rent/ Lease Expenses	12,758
Membership Dues and Contributions to Organizations	15
Subscription Expenses	947,010
Bank Transaction Fee	12
Other Maintenance and Operating Expenses	21,227

Total Maintenance and Other Operating Expenses	1,788,604

Total Current Operating Expenditures	2,791,914

DECEMBER 30, 2024	OFFICIAL GAZETTE	199
DEPARTMENT OF BUDGET AND MANAGEMENT

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	2,487
Infrastructure Outlay	27,594
Buildings and Other Structures	59,846
Machinery and Equipment Outlay	62,110
Transportation Equipment Outlay	22,795
Furniture, Fixtures and Books Outlay	10,625
Other Property Plant and Equipment Outlay	500
Intangible Assets Outlay	8,000

Total Capital Outlays	193,957

TOTAL NEW APPROPRIATIONS	2,985,871

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

For general administration and support, support to operations, and operations, as indicated hereunder	₱	121,712,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	19,248,000	₱	36,794,000	₱	9,000,000	₱	65,042,000
Support to Operations		3,244,000		4,544,000				7,788,000
Operations		24,705,000		18,781,000		5,396,000		48,882,000

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		24,705,000		18,781,000		5,396,000		48,882,000

TOTAL NEW APPROPRIATIONS	₱	47,197,000	₱	60,119,000	₱	14,396,000	₱	121,712,000

Special Provision(s)

1. Reporting and Posting Requirements. The Government Procurement Policy Board - Technical Support Office (GPPB-TSO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) GPPB-TSO’s website.

The GPPB-TSO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

200	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,248,000	₱	36,794,000	₱	9,000,000	₱	65,042,000

Sub-total, General Administration and Support		19,248,000		36,794,000		9,000,000		65,042,000

Support to Operations
Information and Communications
Technology Systems Services		3,244,000		4,544,000				7,788,000

Sub-total, Support to Operations		3,244,000		4,544,000				7,788,000

Operations
PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		24,705,000		18,781,000		5,396,000		48,882,000

Technical and Administrative Support to the Government Procurement Policy Board thru Legal and Research, Capacity Development and Performance Monitoring Services		24,705,000		18,781,000		5,396,000		48,882,000

Sub-total, Operations		24,705,000		18,781,000		5,396,000		48,882,000

TOTAL NEW APPROPRIATIONS	₱	47,197,000	₱	60,119,000	₱	14,396,000	₱	121,712,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,628

Total Permanent Positions	36,628

Other Compensation Common to All
Personnel Economic Relief Allowance	1,296
Representation Allowance	552

DECEMBER 30, 2024	OFFICIAL GAZETTE	201
DEPARTMENT OF BUDGET AND MANAGEMENT

Transportation Allowance	552
Clothing and Uniform Allowance	378
Mid-Year Bonus - Civilian	3,053
Year End Bonus	3,053
Cash Gift	270
Productivity Enhancement Incentive	270
Step Increment	91

Total Other Compensation Common to All	9,515

Other Benefits
PAG-IBIG Contributions	130
PhilHealth Contributions	859
Employees Compensation Insurance Premiums	65

Total Other Benefits	1,054

Total Personnel Services	47,197

Maintenance and Other Operating Expenses
Travelling Expenses	1,513
Training and Scholarship Expenses	12,232
Supplies and Materials Expenses	3,572
Utility Expenses	9,240
Communication Expenses	2,922
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	10
General Services	19,747
Repairs and Maintenance	550
Taxes, Insurance Premiums and Other Fees	900
Other Maintenance and Operating Expenses
Advertising Expenses	699
Representation Expenses	1,252
Rent/Lease Expenses	250
Subscription Expenses	4,534
Other Maintenance and Operating Expenses	2,500

Total Maintenance and Other Operating Expenses	60,119

Total Current Operating Expenditures	107,316

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,396
Furniture, Fixtures and Books Outlay	9,000

Total Capital Outlays	14,396

TOTAL NEW APPROPRIATIONS	121,712

202	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

DEPARTMENT OF BUDGET AND MANAGEMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	1,003,310,000	₱	1,788,604,000	₱	193,957,000	₱	2,985,871,000
B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE		47,197,000		60,119,000		14,396,000		121,712,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF BUDGET AND MANAGEMENT	₱	1,050,507,000	₱	1,848,723,000	₱	208,353,000	₱	3,107,583,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	203
DEPARTMENT OF EDUCATION

VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted project(s), as indicated hereunder	₱	734,187,794,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	12,471,557,000	₱	6,294,175,000	₱	1,100,000,000	₱	19,865,732,000
Support to Operations		2,696,759,000		2,288,124,000				4,984,883,000
Operations		529,016,504,000		145,492,809,000		32,822,842,000		707,332,155,000

EDUCATION POLICY DEVELOPMENT PROGRAM		8,379,564,000		4,265,860,000				12,645,424,000
BASIC EDUCATION INPUTS PROGRAM		31,933,504,000		21,406,233,000		32,685,842,000		86,025,579,000
INCLUSIVE EDUCATION PROGRAM				5,983,232,000		137,000,000		6,120,232,000
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM		488,663,248,000		111,597,995,000				600,261,243,000
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM		40,188,000		2,239,489,000				2,279,677,000

Total, Regular Programs		544,184,820,000		154,075,108,000		33,922,842,000		732,182,770,000

B. PROJECT(S)
Locally-funded Project(s)				1,500,000,000				1,500,000,000
Foreign-Assisted Project(s)				505,024,000				505,024,000

Total, Project(s)				2,005,024,000				2,005,024,000

TOTAL NEW APPROPRIATIONS	₱	544,184,820,000	₱	156,080,132,000	₱	33,922,842,000	₱	734,187,794,000

Special Provision(s)

1.  Revolving Fund of National Elementary and Secondary Schools for Instructional Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from fees, charges, and assessments collected in the exercise of their functions shall be used to augment the schools’ instructional programs and MOOE. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the implementing units. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2.  Revolving Fund of National Elementary and Secondary Schools for Manufacturing and Production Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from manufacturing and production programs, including auxiliary services pursuant to L.O.I. No. 1026 dated May 23, 1980 shall be used to: (i) cover expenses directly incurred in said programs; (ii) augment scholarship to students who are directly involved in said programs; and (iii) cover student loans essential to support school-student projects or enterprises. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the implementing units. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

204	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

3. Revolving Fund of Department of Education Training Centers and Other DepEd Facilities. The revolving fund constituted from the income earned by the DepEd-managed or owned training centers and other DepEd facilities from rentals in the use of their buildings and facilities including board and lodging, shall be used for the MOOE and Capital Outlay requirements of the training centers and other DepEd facilities. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the said training centers and other DepEd facilities in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

4. Quick Response Fund. The amount appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the replacement, reconstruction, rehabilitation or repair of school buildings and facilities in order that the situation of the learners affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. Prioritization of schools to be covered under this fund shall be based on the criteria to be set by the Department to consider, among others, the degree of damages incurred by the school and the total enrolment affected by the calamity. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

The QRF shall be released directly to the DPWH, which shall implement the same based on the list, location, and standards and specifications of school buildings, technical vocational laboratories, and water and sanitation facilities identified or prescribed by the DepEd, and evaluated by the DPWH Bureau of Designs and Bureau of Construction. Whenever applicable and cost effective, the DPWH shall endeavor to use indigenous and sustainable materials in the reconstruction of its basic education facilities.

Further, one half of one percent (0.5%) of the total allocation shall be used for Engineering and Administrative Overhead (EAO) expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement or personnel without employer-employee relationship; (ii) pre-reconstruction activities after detailed engineering; (iii) reconstruction project management; (iv) testing and quality control; (v) acquisition, rehabilitation, and repair of related equipment and parts; and (vi) contingencies in relation to pre-reconstruction activities.

The EAO expenses shall be treated or booked up as capitalized expenditures and form part of the project cost.

Implementation of this provision shall be subject to the guidelines to be issued by the OCD and DBM.

5. Basic Education Facilities. The amount of Twenty Eight Billion Fifty Six Million Sixteen Thousand Pesos (₱28,056,016,000) appropriated herein under the Basic Education Facilities shall be allocated, as follows:

(a) Thirteen Billion Two Hundred Forty Five Million Pesos (₱13,245,000,000) for the construction, replacement, and completion of kindergarten, elementary and secondary school buildings and technical vocational laboratories; installation or replacement of disability access facilities such as, but not limited to, ramps, handrails, tactile paving, and end-of-trip facilities, in compliance with the accessible and universal design principles set by the DPWH; the construction of water and sanitation facilities; and site improvement such as school ground site levelling, slope protection, demolition of obstructions and unsafe structures, and construction of drainage system, fence and gate, among others, in all income class municipalities and cities. One percent (1%) of said amount shall be used to cover changes in the detailed engineering designs for prior year’s projects.

The details of the Seven Billion One Hundred Eighty Three Million Five Hundred Thousand Pesos (₱7,183,500,000) out of the Thirteen Billion Two Hundred Forty Five Million Pesos (₱13,245,000,000) appropriated herein for the construction of new school buildings are provided under the Department of Education - School Building Program, Volume I-B of this Act.

Upon effectivity of this Act, the DPWH and DepEd shall prepare a list of projects/facilities which the DPWH cannot implement due to remote location of the school, difficulty of terrain, security issues, and other valid and justifiable reasons. The DPWH and DepEd may then enter into a MOA with the appropriate government agency in the implementation of the project: Provided, however, That the construction thereof must still be subject to the original timeline of implementation except in cases of unforeseen or fortuitous events, subject to the guidelines to be issued jointly by the DPWH and DepEd specifically for this purpose;

(b) Two Billion Pesos (₱2,000,000,000) for the construction of kindergarten, elementary and secondary medium-rise school buildings and technical vocational laboratories; installation or replacement of disability access facilities such as, but not limited to, ramps, handrails, and tactile paving and end-of-trip facilities, in compliance with the accessible and universal design principles set by the DPWH; the construction of water and sanitation facilities; and site improvement such as school ground site levelling, demolition of obstructions and unsafe structures, and construction of drainage system, fence and gate, among others, in priority areas with high population and enrollment rate but with limited buildable spaces. The identified sites should have undergone thorough preliminary detailed engineering studies to ensure stability of the structure;

(c) Fifty Six Million Pesos (₱56,000,000) for the construction of Alternative Learning System (ALS) Community Learning Centers (CLCs).

Priority shall be given to areas with limited access to formal basic education or higher concentration of out-of-school children in special cases, or adults lacking basic literacy skills or have dropped out of formal school, or both.

Each ALS CLC shall be constructed in accordance with the specializations, criteria, and other details provided and approved by the DepEd, in consultation with the municipal or city mayor or duly authorized representative, to ensure the orderly implementation of ALS programs;

(d) Six Billion One Hundred Thirty Five Million Eight Hundred Thousand Pesos (₱6,135,800,000) for the rehabilitation, renovation, repair and improvement of kindergarten, elementary and secondary school buildings following the “Repair All Policy”, including all access facilities for persons with disabilities, repair of water and sanitation facilities, and site improvement such as school ground site levelling, demolition of obstructions and unsafe structures, and construction of drainage system, fence and gate, among others;

(e) Five Hundred Million Pesos (₱500,000,000) for priority school health facilities for the construction, replacement, repair, rehabilitation of water systems, handwashing facilities, toilet facilities, and other health and sanitation-related facilities of the schools and their adaptation for accessibility of persons with disabilities to avoid the spread of diseases and ensure health and sanitation in schools;

DECEMBER 30, 2024	OFFICIAL GAZETTE	205
DEPARTMENT OF EDUCATION

(f) Two Hundred Nine Million Pesos (₱209,000,000) shall be allotted for the conversion of Special Education (SPED) centers into Inclusive Learning Resource Centers (ILRCs) in various regions.

The selection of, and minimum requirements for, the conversion of SPED centers into ILRCs shall be based on the existing guidelines of the DepEd;

(g) One Billion Pesos (₱1,000,000,000) for the construction, repair, rehabilitation or replacement of library hub buildings in accordance with the standard specifications provided and approved by the DepEd.

The said amounts stated in items (a) to (g) shall be released directly to the DPWH, which shall implement the same based on the list, location, and the standards and specifications of school buildings, technical vocational laboratories, and water and sanitation facilities identified or prescribed by the DepEd, and evaluated by the DPWH Bureau of Designs and Bureau of Construction. Whenever applicable and cost effective, the DPWH shall endeavor to use indigenous and sustainable materials in the construction of its basic education facilities.

Further, one half of one percent (0.5%) of the total allocations for items (a) to (g) shall be used for EAO expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) pre-construction activities after detailed engineering or pre-repair/rehabilitation activities such as conduct of necessary structural test to determine the condition of the structure and the appropriate repair/rehabilitation needs; (iii) project management including the conduct of regular monitoring to ensure quality and timely completion of the projects; (iv) testing and quality control; (v) acquisition, rehabilitation, and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction/repair/rehabilitation activities.

The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost. Of said amount, fifty percent (50%) of the EAO shall be released directly to the DepEd for the same purpose;

(h) One Billion Pesos (₱1,000,000,000) for the conduct of Preliminary and Detailed Engineering activities such as site validation, subsoil exploration, perimeter survey and geotechnical evaluation including expenses for site validation activities, and the hiring of engineers. Of said amount, a total of seventy five percent (75%) shall be released directly to the DPWH and twenty five percent (25%) to the DepEd for the said purpose;

(i) Two Billion Six Hundred Fifteen Million Two Hundred Sixteen Thousand Pesos (₱2,615,216,000) for the acquisition of school desks, furniture and fixtures to ensure that all newly constructed and existing kindergarten, elementary and secondary school buildings are provided with the corresponding number of school desks, furniture and fixtures. In the procurement thereof, the DepEd shall: (i) give preference to arts and trade schools and other similar technical or vocational schools with technical capabilities to manufacture and fabricate school desks, furniture and fixtures; and (ii) ensure that ten percent (10%) of this amount is allocated for cooperatives of persons with disabilities while fifteen percent (15%) for other types of cooperatives, subject to existing government procurement laws, rules, and regulations. One half of one percent (0.5%) of the total allocation shall be used for Administrative Overhead Expenses (AOE) which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) conduct of necessary studies for the development of the designs of the school furniture to conform with the latest national and international standards; (iii) project management including the conduct of regular monitoring to ensure quality and timely completion of the projects; (iv) testing and quality control; and (v) other contingencies related to the pre-delivery, delivery and post-delivery of the school furniture; and

(j) One Billion Two Hundred Ninety Five Million Pesos (₱1,295,000,000) for the electrification of unenergized schools or off-grid schools and modernization of electrical systems of on-grid schools. This shall include the upgrading of existing electrical power systems of existing buildings, purchase and installation of appropriate transformers, and/or purchase and installation of solar power systems, as may be necessary and appropriate in the use of renewable energy. The DepEd shall prioritize the use of solar energy sources in providing electricity to off-grid and on-grid public schools. The DepEd shall provide the list or lists of schools to benefit from this program. Implementation shall be conducted by the National Electrification Administration (NEA) in accordance with the list provided by the DepEd, and subject to the guidelines to be jointly issued by NEA and DepEd.

6. Improvement and Acquisition of School Sites. The amount of Sixty Five Million Pesos (₱65,000,000) appropriated herein under Improvement and Acquisition of School Sites shall be used for the acquisition of school sites and sites with existing structures such as, but not limited to, school buildings and other facilities to address school congestion and environmental and safety issues, taking into consideration sites donated by LGUs and other stakeholders, for the payment of compensation for existing school sites pursuant to final and executory decisions of the courts, for payment in cases of negotiated sale, and for the expropriation of privately-owned lands occupied by DepEd schools in accordance with R.A. No. 10752 (The Right-of-Way Act).

7. Special Hardship Allowance. The amount appropriated herein for Special Hardship Allowance shall be used to compensate qualified DepEd personnel for their difficulties and hardships while in hardship posts, multi-grade schools, and ALS areas subject to the guidelines to be issued by DepEd in consultation with DBM.

The aggregate amount of allowance to qualified DepEd personnel at any given month shall be equivalent to at least twenty five percent (25%) of their basic monthly salary. In no case shall a qualified individual receive Special Hardship Allowance under two (2) or more categories.

8. Teaching Allowance. The amount appropriated herein shall be used for the payment of teaching allowance per classroom teacher for every year for the purchase of tangible or intangible teaching supplies and materials, the payment of incidental expenses, and the implementation or conduct of various delivery modalities.

9. Payment of Compensation for Teaching Overload. The amount appropriated herein for honoraria shall be used exclusively to compensate teaching personnel who have rendered actual classroom teaching exceeding six (6) hours in a day, pursuant to the pertinent provisions of R.A. No. 4670 (Magna Carta for Public School Teachers), existing rules and regulations of the DepEd and DBM, and subject to the General Provisions of this Act.

The amount paid for this purpose shall not exceed the compensation for two (2) hours based on the prime hourly teaching rate consistent with DBM guidelines.

10. Creation of Teaching Positions, Recruitment, and Appointment of Teachers. The DepEd shall ensure the timely creation and allocation of additional teaching positions and appointment of teachers for formal school system (elementary and secondary schools) and non-formal ALS. For this purpose, the DepEd shall observe or comply with the following:

(a) The standards and requirements for teaching positions under the Enhanced Basic Education Information System (EBEIS) for formal school system and the Learner Information System (LIS) for the non-formal schools as of SY 2024-2025. The DepEd shall annually update the EBEIS and LIS to ensure reliability and accuracy of data;

206	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

(b) Submission to the DBM of a request supported by the deployment report prior to the start of the school year to ensure timely issuance of the Notice of Organization, Staffing and Compensation Action (NOSCA);

(c) Selection of teachers based on the Comparative Assessment Results - Registry of Qualified Applicants and their subsequent appointment upon issuance of the NOSCA with priority given to those previously created but remained unfilled; and

(d) Assignment of teachers by schools division which shall be identified as their station. Teachers may be transferred within their station to address the imbalances resulting from excess or shortage of teachers by reason of increase or decrease in enrollment.

The appointing authorities at the Schools Division Office (SDO), through their respective official websites, shall be responsible for ensuring that all vacant (newly created and vacated) teaching positions must be published and posted in accordance with the CSC rules and Agency Merit Selection Plan. Duly approved appointments issued to the new teachers within the current year shall likewise be announced and/or posted on the DepEd bulletin boards of respective SDOs and through other modes for at least fifteen (15) calendar days after the issuance of the appointment.

11. Filling of Vacant Positions. The DepEd shall take all appropriate measures to fill its existing vacant teaching and non-teaching positions before December 31, 2025.

For this purpose, the DepEd Secretary is hereby mandated to submit quarterly status reports to the Senate Committee on Basic Education and the House Committee on Basic Education and Culture on the implementation of this provision, not later than the tenth day after the close of the quarter.

12. Provision of Learning Resources. The amount appropriated herein for learning resources such as textbooks and other instructional materials, learning tools and equipment, information and communications technology packages, and video and sound recordings shall be released to the DepEd. The purchase of these learning resources, including the design and development, quality assurance, production, delivery, and management thereof, shall be prescribed by the DepEd pursuant to R.A. No. 8047, R.A. No. 9155, R.A. No. 10533, existing government procurement laws, rules, and regulations, and other applicable laws.

13. Provision of Learning Resources for Learners with Disabilities. The amount of One Hundred Million Pesos (₱100,000,000) appropriated herein under the Textbooks and Other Instructional Materials shall be used for learners with disabilities enrolled in the formal school system and the Alternative Learning System. This provision on learning resources shall include multiple platforms using electronic and online modes of delivery; legal mandates of the United Nations Convention on the Rights of Persons with Disabilities (UNCRPD) particularly on accessibility, universal design, and inclusive education; legal mandates of R.A. No. 10533 (Enhanced Basic Education Act of 2013), R.A. No. 10410 (Early Years Act of 2013), R.A. No. 11650 (Instituting a Policy of Inclusion and Services for Learners with Disabilities in Support of Inclusive Education Act) and inclusion of the Filipino sign language; and the needs of planned learning resource centers, as well as individual learner material needs. These learning materials shall also include the delivery of personal safety lessons to learners with disabilities.

14. Appropriation for Adolescent Reproductive Health Program. The amount of at least Twenty One Million Pesos (₱21,000,000) appropriated herein under the Learner Support Programs shall be used for the implementation of services and programs on adolescent reproductive health in accordance with the provisions of R.A. No. 10354 (The Responsible Parenthood and Reproductive Health Act of 2012) and R.A. No. 11166 (Philippine HIV and AIDS Policy Act) to ensure the functionality of the teen centers in all public schools.

The implementation of this provision shall be subject to the guidelines issued by the DepEd.

15. Procurement of Smart TVs. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein under the Computerization Program shall be used for the procurement, delivery, and installation of Smart TVs in classrooms.

16. The K-12 Curriculum. The DepEd shall include in its K-12 curriculum modules on Epikong Bayan and Indigenous Knowledge Systems pertaining to agriculture, environment, and tangible and intangible cultural heritage. The DepEd shall also ensure that the laws in the protection of the environment, climate change adaptation and mitigation, and disaster risk reduction and management are integrated in the regular subjects in both public and private schools.

17. Appropriations for In-Service Training. The amount of Nine Hundred Fifty Seven Million One Hundred Eighteen Thousand Pesos (₱957,118,000) appropriated herein under Human Resource Development for Personnel in Schools and Learning Centers shall be used for the in-service training and other learning and development interventions of teaching and teaching-related personnel to upgrade their competence based on their professional standards, and other subjects pertinent to the effective exercise of educational functions in accordance with R.A. No. 9155, as amended by R.A. No. 10533, and other governing laws.

The DepEd shall work closely with teacher training institutions in the SUCs such as the University of the Philippines, Philippine Normal University, Development Academy of the Philippines, relevant government agencies and other institutions of similarly high repute, including private institutions in accordance with Item 9 of L.O.I. No. 1487 dated December 10, 1985, subject to pertinent DepEd policies, rules and guidelines, as well as relevant issuances in engaging partners and learning service providers.

18. World Teachers’ Day Incentive Benefit. The amount appropriated herein under World Teachers’ Day Incentive Benefit shall be granted during the Annual World Teachers’ Day celebration in the amount of One Thousand Pesos (₱1,000) per teacher, subject to the guidelines issued by the DepEd, and pertinent budgeting, accounting, and auditing rules and regulations.

19. Government Assistance and Subsidies. The amount of Forty Billion Five Hundred Eleven Million Three Hundred Eighty One Thousand Pesos (₱40,511,381,000) appropriated herein for Government Assistance and Subsidies shall be allocated as follows:

(a) Twelve Billion Seventy Seven Million One Hundred Fifty Six Thousand Pesos (₱12,077,156,000) for the implementation of the Educational Service Contracting (ESC) Program in private junior high schools. In the selection of grantees, priority shall be given to learners from congested public schools and learners who come from low-income households. The ESC Program shall adopt a performance-based accreditation or certification for participating private junior high schools;

(b) Twenty Seven Billion Twenty Four Million Seven Hundred Twenty Four Thousand Pesos (₱27,024,724,000) for the implementation of the Senior High School (SHS) Voucher Program to enable qualified students, as determined by DepEd, to enroll in private secondary schools, private higher education institutions (HEIs), private technical vocational institutions (TVIs), and public TVIs authorized to offer the SHS Program. Priority shall be given to students who come from low-income households; and

(c) One Billion Four Hundred Nine Million Five Hundred One Thousand Pesos (₱1,409,501,000) for the implementation of a Joint Delivery Voucher Program (JDVP) to enable selected public SHS students taking the Technical Vocational and Livelihood (TVL) track, to take their TVL subjects in private or non-DepEd schools and institutions, subject to the guidelines issued by DepEd.

DECEMBER 30, 2024	OFFICIAL GAZETTE	207
DEPARTMENT OF EDUCATION

The implementation of the ESC and SHS Voucher Programs, as well as other programs of Government Assistance and Subsidies, including the conduct of research toward the attainment of the objectives of government assistance to private education, shall be subject to the issuance of policies and guidelines by DepEd, and shall be managed jointly by DepEd and the Private Education Assistance Committee (PEAC) with the exception of the JDVP which shall be solely managed by DepEd. Implementation of the above-mentioned programs with government agencies and other institutions such as TESDA may also be allowed.

The DepEd shall also ensure that assistance and voucher amounts be regularly reviewed and updated by the State Assistance Council (SAC).

The DepEd shall convene the SAC, and shall develop guidelines to regularly update government assistance and voucher amounts that will sufficiently support the transfer of public school students to private schools.

The DepEd shall ensure that a list of the schools and institutions participating in ESC and SHS Voucher Programs, and JDVP, respectively, is posted on the DepEd website. For programs managed jointly with PEAC, the respective lists shall also be posted on the PEAC website.

The DepEd shall continue to implement the government assistance and subsidies programs for beneficiaries - learners, teachers and schools - in the BARMM.

The implementation of this provision, including the release and monitoring of payment to BARMM schools, shall be subject to the guidelines to be issued by the DepEd.

20. Implementation of the Senior High School Assessment and Certification Support Program. The DepEd, in coordination with TESDA, shall make the competency assessment for National Certification mandatory for all learners under the TVL Track. This provision shall be subject to the guidelines to be issued by DepEd and TESDA.

21. Conservation and Restoration of Gabaldon School Buildings and Other Heritage School Buildings. The heritage school buildings, such as Gabaldon school buildings, shall be conserved and restored as part of the preservation of the country’s cultural heritage in accordance with R.A. No. 11194 (Gabaldon School Buildings Conservation Act) and its IRR. The conduct of restoration shall include site improvement such as school ground site levelling and grading with utmost consideration on the structural safety and integrity of the school building, and demolition of obstructions and unsafe structure surrounding the Gabaldon building. The DepEd and DPWH shall ensure that the said school buildings are fully restored according to the standards set in the IRR of R.A. No. 11194.

For this purpose, the DepEd shall coordinate with the National Commission for Culture and the Arts (NCCA), the National Historical Commission of the Philippines (NHCP), and the National Museum of the Philippines for a review of the list of Gabaldon school buildings to be conserved and restored.

The amount appropriated herein for the Conservation and Restoration of Gabaldon School Buildings and Other Heritage School Buildings shall be released directly to the DPWH, which shall implement the same based on the list, location, and the Conservation Management Plan as approved by the NHCP and NCCA.

One half of one percent (0.5%) of the total allocation shall be used for EAO expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) pre-restoration activities such as conduct of necessary structural test to determine the condition of the structure and the appropriate repair needs; (iii) project management including the conduct of regular monitoring to ensure quality and timely completion of the projects; (iv) acquisition, rehabilitation, and repair of related equipment and parts; and (v) contingencies in relation to pre-restoration activities.

22. Last Mile Schools Program. The amount of Three Billion Pesos (₱3,000,000,000) appropriated herein under the Last Mile Schools Program shall be released directly to DPWH for the construction, replacement, and completion of kindergarten, elementary and secondary school buildings and technical vocational laboratories in the Last Mile Schools, and the construction of water and sanitation facilities.

The DPWH shall implement the Last Mile Schools Program based on the list, location, and the standards and specifications of school buildings, technical vocational laboratories, and water and sanitation facilities identified or prescribed by the DepEd. Whenever applicable and cost effective, the DPWH shall endeavor to use indigenous or alternative sustainable materials in the construction of the Last Mile Schools facilities.

Upon effectivity of this Act, the DepEd shall prepare a list of projects/facilities from among the Last Mile Schools, which cannot be implemented due to remote location of the school, difficulty of terrain, security issues, or other valid and justifiable reasons. In the implementation of the project, the DepEd may enter into a MOA with the AFP, other appropriate government agency, or LGUs with capability to implement the project, subject to Section 97 of the General Provisions of this Act: Provided, however, That the implementation thereof must still be subject to the original timeline of construction except in cases of unforeseen or fortuitous events, subject to the guidelines to be issued by the DepEd specifically for this purpose.

One percent (1%) of the amount appropriated shall be used for EAO expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management including the conduct of regular monitoring to ensure quality and timely completion of the project; (iv) acquisition, rehabilitation, and repair of related equipment and parts; and (v) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost. Of said amount, fifty percent (50%) of the EAO shall be released directly to the DepEd for the same purpose.

23. Quality Assurance of Learning Modules. The DepEd shall ensure that quality assurance protocols are in place and being strictly implemented at every level of production of learning modules, whether they emanate from the Central Office or from private schools and other learning institutions. The learning modules shall be free from any errors and other mishaps. The DepEd error watch initiative shall work proactively, and not only conduct conformance review to erroneous learning modules already released to the students but also to those that are still in the early stages of production. Erroneous modules shall be immediately rectified or withdrawn and replaced without hampering the learning schedule of the students.

In order to avoid incidents similar to this, the quality of learning modules shall be included as a key performance indicator in the succeeding budget of the DepEd.

24. Creation, Recruitment, and Appointments to School-Based Non-Teaching Positions. The DepEd shall ensure that elementary and secondary schools are provided with non-teaching positions to provide the necessary administrative and support services in the general operations of schools, as well as the school-based programs and projects of the DepEd.

For this purpose, the DepEd shall submit to the DBM a request for the creation of school-based non-teaching positions, supported by the deployment report prior to the start of the school year to ensure timely issuance of the NOSCA.

Further, the recruitment, selection, and appointments to school-based non-teaching positions shall be subject to the guidelines issued by the DepEd, as well as other relevant laws and policies.

208	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

25. Alternative Learning System (ALS). The amount of at least Six Hundred Thirty Four Million Eighty Three Thousand Pesos (P634,083,000) appropriated herein under the Flexible Learning Options shall be used for the following:

(a) Implementation of ALS programs;

(b) Provision of transportation and teaching allowances to ALS teachers and DepEd-engaged community ALS implementors, in accordance with Section 22 of R.A. No. 11510 (Alternative Learning System Act); and

(c) Provision of ALS learning resources.

This provision shall be subject to the guidelines issued by DepEd, in coordination with the DBM, and the existing compensation, budgeting, accounting and auditing rules and regulations.

26. Connectivity Enhancement Program for e-Learning in Public Schools. The amount appropriated herein under the Connectivity Enhancement Program for e-Learning in Public Schools shall be used to ensure internet access in schools located in Geographically Isolated and Disadvantaged Areas (GIDAS) or in the Last Mile Schools with installed solar power systems.

The program shall be implemented by the Department of Information and Communications Technology (DICT) through its regional offices based on the list to be provided by the DepEd, subject to the guidelines to be jointly issued by DepEd and DICT.

27. School-Based Feeding Program (SBFP). The amount appropriated herein shall be used to provide nutritious food products, through rationing, to incoming kindergarten and grades one to six learners who are wasted, severely wasted, stunted, and severely stunted as determined by the DepEd in its reports, pupils-at-risk of dropping out, indigenous people learners, and those coming from indigent families.

The DepEd is authorized to deduct the amount equivalent to not more than one and a half percent (1.5%) of the total costs for the following projects/programs of the DepEd Central Office, Regional Offices, and SDOs: (i) SBFP-related activities; (ii) cost of purchasing basic cooking and/or eating utensils, cooling equipment or materials, as provided in the applicable DepEd rules and regulations; (iii) distribution costs to schools and households; (iv) IT-enabled software for nutritional assessment, data-gathering and monitoring, and others; and (v) other administrative costs inherent to program operations.

28. Gulayan sa Paaralan. The DepEd shall require public schools with available lands to establish a vegetable garden through which students shall be taught science and nutrition related to vegetable farming.

Implementation of this provision shall be subject to the guidelines issued by DepEd.

29. Reporting and Posting Requirements. The DepEd shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DepEd’s website.

The DepEd shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

30. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,526,635,000	₱	6,294,175,000	₱	1,100,000,000	₱	17,920,810,000

National Capital Region (NCR)		617,079,000		2,946,152,000		1,000,000,000		4,563,231,000

Central Office		246,863,000		2,470,306,000		1,000,000,000		3,717,169,000
Regional Office - NCR		37,933,000		49,950,000				87,883,000
Division of Caloocan		20,568,000		21,849,000				42,417,000

Division Office - Proper		20,568,000		21,849,000				42,417,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	209
DEPARTMENT OF EDUCATION

Division of Las Piñas	15,773,000	10,952,000	26,725,000

Division Office - Proper	15,773,000	10,952,000	26,725,000
Division of Makati	16,563,000	8,180,000	24,743,000

Division Office - Proper	16,563,000	8,180,000	24,743,000
Division of Malabon City	18,699,000	9,246,000	27,945,000

Division Office - Proper	18,699,000	9,246,000	27,945,000
Division of Mandaluyong	18,451,000	101,936,000	120,387,000

Division Office - Proper	18,451,000	101,936,000	120,387,000
Division of Manila	21,490,000	29,672,000	51,162,000

Division Office - Proper	21,490,000	29,672,000	51,162,000
Division of Marikina	15,810,000	128,217,000	144,027,000

Division Office - Proper	15,810,000	128,217,000	144,027,000
Division of Muntinlupa	15,581,000	9,194,000	24,775,000

Division Office - Proper	15,581,000	9,194,000	24,775,000
Division of Navotas City	17,505,000	7,636,000	25,141,000

Division Office - Proper	17,505,000	7,636,000	25,141,000
Division of Parañaque City	18,552,000	10,191,000	28,743,000

Division Office - Proper	18,552,000	10,191,000	28,743,000
Division of Pasay City	27,718,000	8,975,000	36,693,000

Division Office - Proper	27,718,000	8,975,000	36,693,000
Division of Pasig City	18,968,000	12,934,000	31,902,000

Division Office - Proper	18,968,000	12,934,000	31,902,000
Division of Quezon City	52,047,000	33,744,000	85,791,000

Division Office - Proper	52,047,000	33,744,000	85,791,000
Division of San Juan City	12,751,000	4,738,000	17,489,000

Division Office - Proper	12,751,000	4,738,000	17,489,000
Division of Taguig and Pateros	18,395,000	16,143,000	34,538,000

Division Office - Proper	18,395,000	16,143,000	34,538,000
Division of Valenzuela City	23,412,000	12,289,000	35,701,000

Division Office - Proper	23,412,000	12,289,000	35,701,000

210	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I - Ilocos	1,090,793,000	201,823,000	1,292,616,000

Regional Office - I	35,394,000	46,005,000	81,399,000
Division of Alaminos City	28,061,000	5,434,000	33,495,000

Division Office - Proper	28,061,000	5,434,000	33,495,000
Division of Batac City	24,700,000	4,679,000	29,379,000

Division Office - Proper	24,700,000	4,679,000	29,379,000
Division of Candon City	28,615,000	4,796,000	33,411,000

Division Office - Proper	28,615,000	4,796,000	33,411,000
Division of Dagupan City	31,366,000	7,194,000	38,560,000

Division Office - Proper	31,366,000	7,194,000	38,560,000
Division of Ilocos Norte	109,091,000	13,155,000	122,246,000

Division Office - Proper	109,091,000	13,155,000	122,246,000
Division of Ilocos Sur	155,762,000	15,719,000	171,481,000

Division Office - Proper	155,762,000	15,719,000	171,481,000
Division of La Union	130,888,000	16,400,000	147,288,000

Division Office - Proper	130,888,000	16,400,000	147,288,000
Division of Laoag City	30,463,000	6,008,000	36,471,000

Division Office - Proper	30,463,000	6,008,000	36,471,000
Division of Pangasinan I	195,263,000	31,167,000	226,430,000

Division Office - Proper	195,263,000	31,167,000	226,430,000
Division of Pangasinan II	192,169,000	26,136,000	218,305,000

Division Office - Proper	192,169,000	26,136,000	218,305,000
Division of San Carlos City	43,196,000	7,880,000	51,076,000

Division Office - Proper	43,196,000	7,880,000	51,076,000
Division of San Fernando City	22,329,000	5,314,000	27,643,000

Division Office - Proper	22,329,000	5,314,000	27,643,000
Division of Urdaneta City	40,112,000	7,016,000	47,128,000

Division Office - Proper	40,112,000	7,016,000	47,128,000
Division of Vigan City	23,384,000	4,920,000	28,304,000

Division Office - Proper	23,384,000	4,920,000	28,304,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	211
DEPARTMENT OF EDUCATION

Cordillera Administrative Region (CAR)	402,807,000	112,553,000	515,360,000

Baguio Teachers Camp	22,993,000	3,448,000	26,441,000
Regional Office - CAR	34,031,000	36,587,000	70,618,000
Division of Abra	40,520,000	10,160,000	50,680,000

Division Office - Proper	40,520,000	10,160,000	50,680,000
Division of Apayao	30,744,000	7,785,000	38,529,000

Division Office - Proper	30,744,000	7,785,000	38,529,000
Division of Baguio City	31,327,000	8,760,000	40,087,000

Division Office - Proper	31,327,000	8,760,000	40,087,000
Division of Benguet	102,056,000	12,753,000	114,809,000

Division Office - Proper	102,056,000	12,753,000	114,809,000
Division of Ifugao	41,314,000	9,204,000	50,518,000

Division Office - Proper	41,314,000	9,204,000	50,518,000
Division of Kalinga	29,650,000	7,543,000	37,193,000

Division Office - Proper	29,650,000	7,543,000	37,193,000
Division of Mt. Province	45,808,000	9,363,000	55,171,000

Division Office - Proper	45,808,000	9,363,000	55,171,000
Division of Tabuk City	24,364,000	6,950,000	31,314,000

Division Office - Proper	24,364,000	6,950,000	31,314,000
Region II - Cagayan Valley	704,292,000	146,025,000	850,317,000

Regional Office - II	32,761,000	35,263,000	68,024,000
Division of Batanes	22,699,000	4,675,000	27,374,000

Division Office - Proper	22,699,000	4,675,000	27,374,000
Division of Cagayan	157,158,000	27,281,000	184,439,000

Division Office - Proper	157,158,000	27,281,000	184,439,000
Division of Cauayan City	32,799,000	6,367,000	39,166,000

Division Office - Proper	32,799,000	6,367,000	39,166,000
Division of Ilagan City	38,463,000	7,028,000	45,491,000

Division Office - Proper	38,463,000	7,028,000	45,491,000

212	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Isabela	217,758,000	29,888,000	247,646,000

Division Office - Proper	217,758,000	29,888,000	247,646,000
Division of Nueva Vizcaya	88,036,000	13,607,000	101,643,000

Division Office - Proper	88,036,000	13,607,000	101,643,000
Division of Quirino	66,920,000	8,941,000	75,861,000

Division Office - Proper	66,920,000	8,941,000	75,861,000
Division of Santiago City	22,197,000	6,151,000	28,348,000

Division Office - Proper	22,197,000	6,151,000	28,348,000
Division of Tuguegarao City	25,501,000	6,824,000	32,325,000

Division Office - Proper	25,501,000	6,824,000	32,325,000
Region III - Central Luzon	563,184,000	327,989,000	891,173,000

Regional Office - III	34,637,000	62,775,000	97,412,000
Division of Angeles City	17,352,000	9,868,000	27,220,000

Division Office - Proper	17,352,000	9,868,000	27,220,000
Division of Aurora	31,196,000	9,163,000	40,359,000

Division Office - Proper	31,196,000	9,163,000	40,359,000
Division of Balanga City	16,716,000	5,196,000	21,912,000

Division Office - Proper	16,716,000	5,196,000	21,912,000
Division of Baliwag City		2,400,000	2,400,000

Division Office - Proper		2,400,000	2,400,000
Division of Bataan	40,114,000	14,885,000	54,999,000

Division Office - Proper	40,114,000	14,885,000	54,999,000
Division of Bulacan	24,254,000	37,690,000	61,944,000

Division Office - Proper	24,254,000	37,690,000	61,944,000
Division of Cabanatuan City	20,922,000	7,953,000	28,875,000

Division Office - Proper	20,922,000	7,953,000	28,875,000
Division of Gapan City	16,771,000	6,135,000	22,906,000

Division Office - Proper	16,771,000	6,135,000	22,906,000
Division of Mabalacat City	11,969,000	7,354,000	19,323,000

Division Office - Proper	11,969,000	7,354,000	19,323,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	213
DEPARTMENT OF EDUCATION

Division of Malolos City	20,604,000	7,653,000	28,257,000

Division Office - Proper	20,604,000	7,653,000	28,257,000
Division of Meycauayan City	16,119,000	6,293,000	22,412,000

Division Office - Proper	16,119,000	6,293,000	22,412,000
Division of Muñoz Science City	13,356,000	5,267,000	18,623,000

Division Office - Proper	13,356,000	5,267,000	18,623,000
Division of Nueva Ecija	70,624,000	31,779,000	102,403,000

Division Office - Proper	70,624,000	31,779,000	102,403,000
Division of Olongapo City	15,757,000	7,897,000	23,654,000

Division Office - Proper	15,757,000	7,897,000	23,654,000
Division of Pampanga	62,974,000	30,999,000	93,973,000

Division Office - Proper	62,974,000	30,999,000	93,973,000
Division of San Fernando City	18,211,000	8,568,000	26,779,000

Division Office - Proper	18,211,000	8,568,000	26,779,000
Division of San Jose City	15,829,000	6,234,000	22,063,000

Division Office - Proper	15,829,000	6,234,000	22,063,000
Division of San Jose del Monte City	13,486,000	11,568,000	25,054,000

Division Office - Proper	13,486,000	11,568,000	25,054,000
Division of Tarlac	39,423,000	23,990,000	63,413,000

Division Office - Proper	39,423,000	23,990,000	63,413,000
Division of Tarlac City	22,895,000	8,805,000	31,700,000

Division Office - Proper	22,895,000	8,805,000	31,700,000
Division of Zambales	39,975,000	15,517,000	55,492,000

Division Office - Proper	39,975,000	15,517,000	55,492,000
Region IVA - CALABARZON	1,092,975,000	380,856,000	1,473,831,000

Regional Office - IVA	35,788,000	66,132,000	101,920,000
Division of Antipolo City	34,892,000	14,551,000	49,443,000

Division Office - Proper	34,892,000	14,551,000	49,443,000
Division of Bacoor City	26,348,000	8,746,000	35,094,000

Division Office - Proper	26,348,000	8,746,000	35,094,000

214	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Batangas	127,028,000	31,747,000	158,775,000

Division Office - Proper	127,028,000	31,747,000	158,775,000
Division of Batangas City	38,748,000	8,878,000	47,626,000

Division Office - Proper	38,748,000	8,878,000	47,626,000
Division of Biñan City	26,724,000	7,998,000	34,722,000

Division Office - Proper	26,724,000	7,998,000	34,722,000
Division of Cabuyao City	26,735,000	7,471,000	34,206,000

Division Office - Proper	26,735,000	7,471,000	34,206,000
Division of Calamba City	37,372,000	9,937,000	47,309,000

Division Office - Proper	37,372,000	9,937,000	47,309,000
Division of Cavite	101,189,000	30,724,000	131,913,000

Division Office - Proper	101,189,000	30,724,000	131,913,000
Division of Cavite City	19,235,000	5,431,000	24,666,000

Division Office - Proper	19,235,000	5,431,000	24,666,000
Division of Dasmariñas City	29,523,000	11,733,000	41,256,000

Division Office - Proper	29,523,000	11,733,000	41,256,000
Division of General Trias City	28,927,000	7,910,000	36,837,000

Division Office - Proper	28,927,000	7,910,000	36,837,000
Division of Imus City	26,595,000	8,190,000	34,785,000

Division Office - Proper	26,595,000	8,190,000	34,785,000
Division of Laguna	76,696,000	29,331,000	106,027,000

Division Office - Proper	76,696,000	29,331,000	106,027,000
Division of Lipa City	42,613,000	8,892,000	51,505,000

Division Office - Proper	42,613,000	8,892,000	51,505,000
Division of Lucena City	34,681,000	7,638,000	42,319,000

Division Office - Proper	34,681,000	7,638,000	42,319,000
Division of Quezon	129,132,000	41,634,000	170,766,000

Division Office - Proper	129,132,000	41,634,000	170,766,000
Division of Rizal	88,061,000	33,153,000	121,214,000

Division Office - Proper	88,061,000	33,153,000	121,214,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	215
DEPARTMENT OF EDUCATION

Division of San Pablo City	38,532,000	8,249,000	46,781,000

Division Office - Proper	38,532,000	8,249,000	46,781,000
Division of San Pedro City	24,207,000	7,089,000	31,296,000

Division Office - Proper	24,207,000	7,089,000	31,296,000
Division of Sta. Rosa City	25,981,000	7,712,000	33,693,000

Division Office - Proper	25,981,000	7,712,000	33,693,000
Division of Sto. Tomas City	17,969,000	5,379,000	23,348,000

Division Office - Proper	17,969,000	5,379,000	23,348,000
Division of Tanauan City	29,344,000	7,136,000	36,480,000

Division Office - Proper	29,344,000	7,136,000	36,480,000
Division of Tayabas City	26,655,000	5,195,000	31,850,000

Division Office - Proper	26,655,000	5,195,000	31,850,000
Region IVB - MIMAROPA	356,220,000	135,987,000	492,207,000

Regional Office - IVB	34,516,000	36,592,000	71,108,000
Division of Calapan City	26,841,000	6,831,000	33,672,000

Division Office - Proper	26,841,000	6,831,000	33,672,000
Division of Marinduque	28,714,000	10,192,000	38,906,000

Division Office - Proper	28,714,000	10,192,000	38,906,000
Division of Occidental Mindoro	48,661,000	15,069,000	63,730,000

Division Office - Proper	48,661,000	15,069,000	63,730,000
Division of Oriental Mindoro	71,839,000	19,537,000	91,376,000

Division Office - Proper	71,839,000	19,537,000	91,376,000
Division of Palawan	92,246,000	27,282,000	119,528,000

Division Office - Proper	92,246,000	27,282,000	119,528,000
Division of Puerto Princesa City	27,865,000	8,786,000	36,651,000

Division Office - Proper	27,865,000	8,786,000	36,651,000
Division of Romblon	25,538,000	11,698,000	37,236,000

Division Office - Proper	25,538,000	11,698,000	37,236,000
Region V - Bicol	625,265,000	391,624,000	1,016,889,000

Regional Office - V	33,852,000	50,281,000	84,133,000

216	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Albay	69,721,000	41,851,000	111,572,000

Division Office - Proper	69,721,000	41,851,000	111,572,000
Division of Camarines Norte	42,704,000	26,597,000	69,301,000

Division Office - Proper	42,704,000	26,597,000	69,301,000
Division of Camarines Sur	144,173,000	59,601,000	203,774,000

Division Office - Proper	144,173,000	59,601,000	203,774,000
Division of Catanduanes	36,966,000	21,660,000	58,626,000

Division Office - Proper	36,966,000	21,660,000	58,626,000
Division of Iriga City	20,575,000	11,216,000	31,791,000

Division Office - Proper	20,575,000	11,216,000	31,791,000
Division of Legazpi City	25,338,000	19,963,000	45,301,000

Division Office - Proper	25,338,000	19,963,000	45,301,000
Division of Ligao City	24,911,000	16,870,000	41,781,000

Division Office - Proper	24,911,000	16,870,000	41,781,000
Division of Masbate	100,507,000	38,905,000	139,412,000

Division Office - Proper	100,507,000	38,905,000	139,412,000
Division of Masbate City	22,742,000	16,561,000	39,303,000

Division Office - Proper	22,742,000	16,561,000	39,303,000
Division of Naga City	22,684,000	20,077,000	42,761,000

Division Office - Proper	22,684,000	20,077,000	42,761,000
Division of Sorsogon	37,837,000	32,974,000	70,811,000

Division Office - Proper	37,837,000	32,974,000	70,811,000
Division of Sorsogon City	22,481,000	17,880,000	40,361,000

Division Office - Proper	22,481,000	17,880,000	40,361,000
Division of Tabaco City	20,774,000	17,188,000	37,962,000

Division Office - Proper	20,774,000	17,188,000	37,962,000
Region VI - Western Visayas	984,458,000	304,955,000	1,289,413,000

Regional Office - VI	37,788,000	61,086,000	98,874,000
Division of Aklan	74,419,000	15,540,000	89,959,000

Division Office - Proper	74,419,000	15,540,000	89,959,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	217
DEPARTMENT OF EDUCATION

Division of Antique	59,378,000	17,884,000	77,262,000

Division Office - Proper	59,378,000	17,884,000	77,262,000
Division of Bacolod City	40,608,000	11,508,000	52,116,000

Division Office - Proper	40,608,000	11,508,000	52,116,000
Division of Bago City	33,266,000	7,553,000	40,819,000

Division Office - Proper	33,266,000	7,553,000	40,819,000
Division of Cadiz City	30,082,000	7,365,000	37,447,000

Division Office - Proper	30,082,000	7,365,000	37,447,000
Division of Capiz	54,396,000	17,994,000	72,390,000

Division Office - Proper	54,396,000	17,994,000	72,390,000
Division of Escalante City	24,901,000	5,940,000	30,841,000

Division Office - Proper	24,901,000	5,940,000	30,841,000
Division of Guimaras	39,164,000	7,826,000	46,990,000

Division Office - Proper	39,164,000	7,826,000	46,990,000
Division of Himamaylan City	22,448,000	6,370,000	28,818,000

Division Office - Proper	22,448,000	6,370,000	28,818,000
Division of Iloilo	196,587,000	46,427,000	243,014,000

Division Office - Proper	196,587,000	46,427,000	243,014,000
Division of Iloilo City	39,814,000	9,809,000	49,623,000

Division Office - Proper	39,814,000	9,809,000	49,623,000
Division of Kabankalan City	23,288,000	8,070,000	31,358,000

Division Office - Proper	23,288,000	8,070,000	31,358,000
Division of La Carlota City	15,607,000	5,277,000	20,884,000

Division Office - Proper	15,607,000	5,277,000	20,884,000
Division of Negros Occidental	115,599,000	32,182,000	147,781,000

Division Office - Proper	115,599,000	32,182,000	147,781,000
Division of Passi City	24,369,000	5,481,000	29,850,000

Division Office - Proper	24,369,000	5,481,000	29,850,000
Division of Roxas City	30,068,000	6,821,000	36,889,000

Division Office - Proper	30,068,000	6,821,000	36,889,000

218	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Sagay City	30,618,000	7,281,000	37,899,000

Division Office - Proper	30,618,000	7,281,000	37,899,000
Division of San Carlos City	27,314,000	6,955,000	34,269,000

Division Office - Proper	27,314,000	6,955,000	34,269,000
Division of Silay City	24,274,000	6,785,000	31,059,000

Division Office - Proper	24,274,000	6,785,000	31,059,000
Division of Sipalay City	24,402,000	5,862,000	30,264,000

Division Office - Proper	24,402,000	5,862,000	30,264,000
Division of Victorias City	16,068,000	4,939,000	21,007,000

Division Office - Proper	16,068,000	4,939,000	21,007,000
Region VII - Central Visayas	867,281,000	287,448,000	1,154,729,000

Regional Office - VII	29,194,000	58,542,000	87,736,000
Division of Bais City	21,274,000	5,412,000	26,686,000

Division Office - Proper	21,274,000	5,412,000	26,686,000
Division of Bayawan City	26,614,000	7,449,000	34,063,000

Division Office - Proper	26,614,000	7,449,000	34,063,000
Division of Bogo City	24,737,000	4,883,000	29,620,000

Division Office - Proper	24,737,000	4,883,000	29,620,000
Division of Bohol	62,566,000	34,477,000	97,043,000

Division Office - Proper	62,566,000	34,477,000	97,043,000
Division of Canlaon City	1,893,000	4,529,000	6,422,000

Division Office - Proper	1,893,000	4,529,000	6,422,000
Division of Carcar City	32,422,000	6,453,000	38,875,000

Division Office - Proper	32,422,000	6,453,000	38,875,000
Division of Cebu City	65,591,000	16,715,000	82,306,000

Division Office - Proper	65,591,000	16,715,000	82,306,000
Division of Cebu Province	212,566,000	50,940,000	263,506,000

Division Office - Proper	212,566,000	50,940,000	263,506,000
Division of Danao City	36,557,000	7,009,000	43,566,000

Division Office - Proper	36,557,000	7,009,000	43,566,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	219
DEPARTMENT OF EDUCATION

Division of Dumaguete City	23,118,000	5,287,000	28,405,000

Division Office - Proper	23,118,000	5,287,000	28,405,000
Division of Guihulngan City	24,205,000	6,168,000	30,373,000

Division Office - Proper	24,205,000	6,168,000	30,373,000
Division of Lapu-lapu City	41,068,000	10,466,000	51,534,000

Division Office - Proper	41,068,000	10,466,000	51,534,000
Division of Mandaue City	33,650,000	8,694,000	42,344,000

Division Office - Proper	33,650,000	8,694,000	42,344,000
Division of Naga City	23,876,000	6,096,000	29,972,000

Division Office - Proper	23,876,000	6,096,000	29,972,000
Division of Negros Oriental	82,359,000	21,058,000	103,417,000

Division Office - Proper	82,359,000	21,058,000	103,417,000
Division of Siquijor	20,396,000	6,610,000	27,006,000

Division Office - Proper	20,396,000	6,610,000	27,006,000
Division of Tagbilaran City	21,386,000	5,150,000	26,536,000

Division Office - Proper	21,386,000	5,150,000	26,536,000
Division of Talisay City	22,394,000	7,466,000	29,860,000

Division Office - Proper	22,394,000	7,466,000	29,860,000
Division of Tanjay City	28,599,000	6,409,000	35,008,000

Division Office - Proper	28,599,000	6,409,000	35,008,000
Division of Toledo City	32,816,000	7,635,000	40,451,000

Division Office - Proper	32,816,000	7,635,000	40,451,000
Region VIII - Eastern Visayas	398,718,000	212,784,000	611,502,000

Regional Office - VIII	38,682,000	47,092,000	85,774,000
Division of Baybay City	18,972,000	6,354,000	25,326,000

Division Office - Proper	18,972,000	6,354,000	25,326,000
Division of Biliran	20,155,000	8,593,000	28,748,000

Division Office - Proper	20,155,000	8,593,000	28,748,000
Division of Borongan City	16,597,000	5,431,000	22,028,000

Division Office - Proper	16,597,000	5,431,000	22,028,000

220	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Calbayog City	15,449,000	8,891,000	24,340,000

Division Office - Proper	15,449,000	8,891,000	24,340,000
Division of Catbalogan City	21,350,000	6,752,000	28,102,000

Division Office - Proper	21,350,000	6,752,000	28,102,000
Division of Eastern Samar	36,965,000	14,880,000	51,845,000

Division Office - Proper	36,965,000	14,880,000	51,845,000
Division of Leyte	27,092,000	39,952,000	67,044,000

Division Office - Proper	27,092,000	39,952,000	67,044,000
Division of Maasin City	21,277,000	5,988,000	27,265,000

Division Office - Proper	21,277,000	5,988,000	27,265,000
Division of Northern Samar	48,526,000	20,683,000	69,209,000

Division Office - Proper	48,526,000	20,683,000	69,209,000
Division of Ormoc City	27,939,000	8,402,000	36,341,000

Division Office - Proper	27,939,000	8,402,000	36,341,000
Division of Samar	81,780,000	19,290,000	101,070,000

Division Office - Proper	81,780,000	19,290,000	101,070,000
Division of Southern Leyte	16,991,000	12,173,000	29,164,000

Division Office - Proper	16,991,000	12,173,000	29,164,000
Division of Tacloban City	6,943,000	8,303,000	15,246,000

Division Office - Proper	6,943,000	8,303,000	15,246,000
Region IX - Zamboanga Peninsula	782,838,000	152,227,000	935,065,000

Regional Office - IX	33,938,000	36,579,000	70,517,000
Division of Dapitan City	28,500,000	5,953,000	34,453,000

Division Office - Proper	28,500,000	5,953,000	34,453,000
Division of Dipolog City	29,048,000	6,899,000	35,947,000

Division Office - Proper	29,048,000	6,899,000	35,947,000
Division of Isabela City	36,364,000	7,111,000	43,475,000

Division Office - Proper	36,364,000	7,111,000	43,475,000
Division of Pagadian City	39,365,000	7,762,000	47,127,000

Division Office - Proper	39,365,000	7,762,000	47,127,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	221
DEPARTMENT OF EDUCATION

Division of Zamboanga City	83,161,000	19,503,000	102,664,000

Division Office - Proper	83,161,000	19,503,000	102,664,000
Division of Zamboanga Sibugay	150,982,000	18,550,000	169,532,000

Division Office - Proper	150,982,000	18,550,000	169,532,000
Division of Zamboanga del Norte	214,919,000	24,954,000	239,873,000

Division Office - Proper	214,919,000	24,954,000	239,873,000
Division of Zamboanga del Sur	166,561,000	24,916,000	191,477,000

Division Office - Proper	166,561,000	24,916,000	191,477,000
Region X - Northern Mindanao	385,070,000	190,536,000	575,606,000

Regional Office - X	31,342,000	43,932,000	75,274,000
Division of Bukidnon	23,834,000	26,147,000	49,981,000

Division Office - Proper	23,834,000	26,147,000	49,981,000
Division of Cagayan de Oro City	21,292,000	13,455,000	34,747,000

Division Office - Proper	21,292,000	13,455,000	34,747,000
Division of Camiguin	15,769,000	6,200,000	21,969,000

Division Office - Proper	15,769,000	6,200,000	21,969,000
Division of El Salvador City	18,050,000	4,522,000	22,572,000

Division Office - Proper	18,050,000	4,522,000	22,572,000
Division of Gingoog City	25,915,000	7,119,000	33,034,000

Division Office - Proper	25,915,000	7,119,000	33,034,000
Division of Iligan City	18,408,000	9,986,000	28,394,000

Division Office - Proper	18,408,000	9,986,000	28,394,000
Division of Lanao del Norte	45,073,000	15,028,000	60,101,000

Division Office - Proper	45,073,000	15,028,000	60,101,000
Division of Malaybalay City	18,920,000	7,897,000	26,817,000

Division Office - Proper	18,920,000	7,897,000	26,817,000
Division of Misamis Occidental	23,248,000	11,475,000	34,723,000

Division Office - Proper	23,248,000	11,475,000	34,723,000
Division of Misamis Oriental	63,263,000	19,530,000	82,793,000

Division Office - Proper	63,263,000	19,530,000	82,793,000

222	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Oroquieta City	19,112,000	5,478,000		24,590,000

Division Office - Proper	19,112,000	5,478,000		24,590,000
Division of Ozamiz City	22,710,000	6,939,000		29,649,000

Division Office - Proper	22,710,000	6,939,000		29,649,000
Division of Tangub City	18,338,000	5,353,000		23,691,000

Division Office - Proper	18,338,000	5,353,000		23,691,000
Division of Valencia City	19,796,000	7,475,000		27,271,000

Division Office - Proper	19,796,000	7,475,000		27,271,000
Region XI - Davao	421,193,000	201,532,000	100,000,000	722,725,000

Regional Office - XI	35,647,000	39,597,000		75,244,000
Division of Davao City	63,001,000	29,669,000		92,670,000

Division Office - Proper	63,001,000	29,669,000		92,670,000
Division of Davao Occidental	26,249,000	11,382,000		37,631,000

Division Office - Proper	26,249,000	11,382,000		37,631,000
Division of Davao Oriental	44,616,000	13,595,000		58,211,000

Division Office - Proper	44,616,000	13,595,000		58,211,000
Division of Davao de Oro	57,597,000	44,349,000	100,000,000	201,946,000

Division Office - Proper	57,597,000	44,349,000	100,000,000	201,946,000
Division of Davao del Norte	43,803,000	13,467,000		57,270,000

Division Office - Proper	43,803,000	13,467,000		57,270,000
Division of Davao del Sur	39,388,000	13,420,000		52,808,000

Division Office - Proper	39,388,000	13,420,000		52,808,000
Division of Digos City	20,523,000	7,133,000		27,656,000

Division Office - Proper	20,523,000	7,133,000		27,656,000
Division of Island Garden City of Samal	21,084,000	6,084,000		27,168,000

Division Office - Proper	21,084,000	6,084,000		27,168,000
Division of Mati City	30,315,000	7,136,000		37,451,000

Division Office - Proper	30,315,000	7,136,000		37,451,000
Division of Panabo City	19,359,000	7,350,000		26,709,000

Division Office - Proper	19,359,000	7,350,000		26,709,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	223
DEPARTMENT OF EDUCATION

Division of Tagum City	19,611,000	8,350,000	27,961,000

Division Office - Proper	19,611,000	8,350,000	27,961,000
Region XII - SOCCSKSARGEN	474,049,000	152,451,000	626,500,000

Regional Office - XII	37,791,000	38,292,000	76,083,000
Division of Cotabato	124,068,000	28,665,000	152,733,000

Division Office - Proper	124,068,000	28,665,000	152,733,000
Division of General Santos City	28,008,000	13,700,000	41,708,000

Division Office - Proper	28,008,000	13,700,000	41,708,000
Division of Kidapawan City	26,552,000	7,155,000	33,707,000

Division Office - Proper	26,552,000	7,155,000	33,707,000
Division of Koronadal City	24,123,000	7,161,000	31,284,000

Division Office - Proper	24,123,000	7,161,000	31,284,000
Division of Sarangani	86,450,000	16,162,000	102,612,000

Division Office - Proper	86,450,000	16,162,000	102,612,000
Division of South Cotabato	61,046,000	18,579,000	79,625,000

Division Office - Proper	61,046,000	18,579,000	79,625,000
Division of Sultan Kudarat	68,006,000	17,292,000	85,298,000

Division Office - Proper	68,006,000	17,292,000	85,298,000
Division of Tacurong City	18,005,000	5,445,000	23,450,000

Division Office - Proper	18,005,000	5,445,000	23,450,000
Region XIII - Caraga	760,413,000	149,233,000	909,646,000

Regional Office - XIII	33,972,000	38,077,000	72,049,000
Division of Agusan del Norte	64,254,000	10,502,000	74,756,000

Division Office - Proper	64,254,000	10,502,000	74,756,000
Division of Agusan del Sur	150,280,000	19,177,000	169,457,000

Division Office - Proper	150,280,000	19,177,000	169,457,000
Division of Bayugan City	35,722,000	6,450,000	42,172,000

Division Office - Proper	35,722,000	6,450,000	42,172,000
Division of Bislig City	39,304,000	6,565,000	45,869,000

Division Office - Proper	39,304,000	6,565,000	45,869,000

224	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Butuan City	57,105,000	10,950,000	68,055,000

Division Office - Proper	57,105,000	10,950,000	68,055,000
Division of Cabadbaran City	26,748,000	4,942,000	31,690,000

Division Office - Proper	26,748,000	4,942,000	31,690,000
Division of Dinagat Island	49,191,000	7,344,000	56,535,000

Division Office - Proper	49,191,000	7,344,000	56,535,000
Division of Siargao	47,538,000	7,700,000	55,238,000

Division Office - Proper	47,538,000	7,700,000	55,238,000
Division of Surigao City	39,963,000	7,147,000	47,110,000

Division Office - Proper	39,963,000	7,147,000	47,110,000
Division of Surigao del Norte	57,837,000	9,787,000	67,624,000

Division Office - Proper	57,837,000	9,787,000	67,624,000
Division of Surigao del Sur	132,652,000	15,579,000	148,231,000

Division Office - Proper	132,652,000	15,579,000	148,231,000
Division of Tandag City	25,847,000	5,013,000	30,860,000

Division Office - Proper	25,847,000	5,013,000	30,860,000
Administration of Personnel Benefits	1,944,922,000		1,944,922,000

National Capital Region (NCR)	137,309,000		137,309,000

Central Office	9,918,000		9,918,000
Regional Office - NCR	127,391,000		127,391,000
Region I - Ilocos	134,568,000		134,568,000

Regional Office - I	134,568,000		134,568,000
Cordillera Administrative Region (CAR)	45,146,000		45,146,000

Regional Office - CAR	45,146,000		45,146,000
Region II - Cagayan Valley	88,007,000		88,007,000

Regional Office - II	88,007,000		88,007,000
Region III - Central Luzon	189,777,000		189,777,000

Regional Office - III	189,777,000		189,777,000
Region IVA - CALABARZON	239,134,000		239,134,000

Regional Office - IVA	239,134,000		239,134,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	225
DEPARTMENT OF EDUCATION

Region IVB - MIMAROPA	65,867,000			65,867,000

Regional Office - IVB	65,867,000			65,867,000
Region V - Bicol	146,603,000			146,603,000

Regional Office - V	146,603,000			146,603,000
Region VI - Western Visayas	126,154,000			126,154,000

Regional Office - VI	126,154,000			126,154,000
Region VII - Central Visayas	150,537,000			150,537,000

Regional Office - VII	150,537,000			150,537,000
Region VIII - Eastern Visayas	144,245,000			144,245,000

Regional Office - VIII	144,245,000			144,245,000
Region IX - Zamboanga Peninsula	125,234,000			125,234,000

Regional Office - IX	125,234,000			125,234,000
Region X - Northern Mindanao	107,481,000			107,481,000

Regional Office - X	107,481,000			107,481,000
Region XI - Davao	92,629,000			92,629,000

Regional Office - XI	92,629,000			92,629,000
Region XII - SOCCSKSARGEN	82,030,000			82,030,000

Regional Office - XII	82,030,000			82,030,000
Region XIII - Caraga	70,201,000			70,201,000

Regional Office - XIII	70,201,000			70,201,000

Sub-total, General Administration and Support	12,471,557,000	6,294,175,000	1,100,000,000	19,865,732,000

Support to Operations
Physical Fitness and School Sports	7,846,000	730,066,000		737,912,000

National Capital Region (NCR)	7,846,000	730,066,000		737,912,000

Central Office	7,846,000	730,066,000		737,912,000
Development and Management of Bilateral and Multilateral Education Projects	14,970,000	11,288,000		26,258,000

National Capital Region (NCR)	14,970,000	11,288,000		26,258,000

Central Office	14,970,000	11,288,000		26,258,000

226	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Management and Administration of Learning Resources	40,332,000	8,935,000	49,267,000

National Capital Region (NCR)	40,332,000	8,935,000	49,267,000

Central Office	40,332,000	8,935,000	49,267,000
Planning and Management Information Systems	109,728,000	32,550,000	142,278,000

National Capital Region (NCR)	30,403,000	32,550,000	62,953,000

Central Office	25,620,000	32,550,000	58,170,000
Regional Office - NCR	4,783,000		4,783,000
Region I - Ilocos	5,148,000		5,148,000

Regional Office - I	5,148,000		5,148,000
Cordillera Administrative Region (CAR)	5,143,000		5,143,000

Regional Office - CAR	5,143,000		5,143,000
Region II - Cagayan Valley	6,283,000		6,283,000

Regional Office - II	6,283,000		6,283,000
Region III - Central Luzon	6,312,000		6,312,000

Regional Office - III	6,312,000		6,312,000
Region IVA - CALABARZON	5,798,000		5,798,000

Regional Office - IVA	5,798,000		5,798,000
Region IVB - MIMAROPA	5,208,000		5,208,000

Regional Office - IVB	5,208,000		5,208,000
Region V - Bicol	5,957,000		5,957,000

Regional Office - V	5,957,000		5,957,000
Region VI - Western Visayas	5,935,000		5,935,000

Regional Office - VI	5,935,000		5,935,000
Region VII - Central Visayas	4,739,000		4,739,000

Regional Office - VII	4,739,000		4,739,000
Region VIII - Eastern Visayas	6,000,000		6,000,000

Regional Office - VIII	6,000,000		6,000,000
Region IX - Zamboanga Peninsula	5,950,000		5,950,000

Regional Office - IX	5,950,000		5,950,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	227
DEPARTMENT OF EDUCATION

Region X - Northern Mindanao	4,826,000		4,826,000

Regional Office - X	4,826,000		4,826,000
Region XI - Davao	5,417,000		5,417,000

Regional Office - XI	5,417,000		5,417,000
Region XII - SOCCSKSARGEN	4,083,000		4,083,000

Regional Office - XII	4,083,000		4,083,000
Region XIII - Caraga	2,526,000		2,526,000

Regional Office - XIII	2,526,000		2,526,000
Education Information and Communication Services	17,917,000	36,672,000	54,589,000

National Capital Region (NCR)	17,917,000	36,672,000	54,589,000

Central Office	17,917,000	36,672,000	54,589,000
Learner Support Programs	2,302,099,000	405,345,000	2,707,444,000

National Capital Region (NCR)	147,156,000	405,345,000	552,501,000

Central Office	27,228,000	405,345,000	432,573,000
Regional Office - NCR	44,252,000		44,252,000
Division of Caloocan	9,155,000		9,155,000
Division of Las Piñas	3,893,000		3,893,000
Division of Makati	2,635,000		2,635,000
Division of Malabon City	2,619,000		2,619,000
Division of Mandaluyong	2,638,000		2,638,000
Division of Manila	18,955,000		18,955,000
Division of Marikina	2,656,000		2,656,000
Division of Muntinlupa	2,649,000		2,649,000
Division of Navotas City	2,613,000		2,613,000
Division of Parañaque	2,649,000		2,649,000
Division of Pasay City	1,907,000		1,907,000
Division of Pasig City	5,221,000		5,221,000
Division of Quezon City	9,206,000		9,206,000
Division of Taguig and Pateros	6,211,000		6,211,000
Division of Valenzuela	2,669,000		2,669,000

Region I - Ilocos	151,085,000		151,085,000

Regional Office - I	52,497,000		52,497,000
Division of Alaminos City	2,933,000		2,933,000
Division of Batac City	2,913,000		2,913,000
Division of Candon City	2,861,000		2,861,000
Division of Dagupan City	5,622,000		5,622,000
Division of Ilocos Norte	5,648,000		5,648,000
Division of Ilocos Sur	4,989,000		4,989,000
Division of La Union	5,506,000		5,506,000
Division of Laoag City	2,277,000		2,277,000

228	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Pangasinan I	24,694,000	24,694,000
Division of Pangasinan II	24,195,000	24,195,000
Division of San Carlos City	5,572,000	5,572,000
Division of San Fernando City	2,905,000	2,905,000
Division of Urdaneta City	5,571,000	5,571,000
Division of Vigan City	2,902,000	2,902,000

Cordillera Administrative Region (CAR)	79,528,000	79,528,000

Regional Office - CAR	35,868,000	35,868,000
Division of Abra	5,701,000	5,701,000
Division of Apayao	4,940,000	4,940,000
Division of Baguio City	6,095,000	6,095,000
Division of Benguet	5,519,000	5,519,000
Division of Ifugao	5,551,000	5,551,000
Division of Kalinga	5,594,000	5,594,000
Division of Mt. Province	4,868,000	4,868,000
Division of Tabuk City	5,392,000	5,392,000

Region II - Cagayan Valley	101,604,000	101,604,000

Regional Office - II	36,926,000	36,926,000
Division of Batanes	1,928,000	1,928,000
Division of Cagayan	13,736,000	13,736,000
Division of Cauayan City	2,874,000	2,874,000
Division of Ilagan City	2,870,000	2,870,000
Division of Isabela	25,717,000	25,717,000
Division of Nueva Vizcaya	6,251,000	6,251,000
Division of Quirino	5,513,000	5,513,000
Division of Santiago City	2,883,000	2,883,000
Division of Tuguegarao City	2,906,000	2,906,000

Region III - Central Luzon	226,868,000	226,868,000

Regional Office - III	61,052,000	61,052,000
Division of Angeles City	4,875,000	4,875,000
Division of Aurora	5,511,000	5,511,000
Division of Balanga City	2,894,000	2,894,000
Division of Bataan	5,404,000	5,404,000
Division of Bulacan	24,412,000	24,412,000
Division of Cabanatuan City	5,382,000	5,382,000
Division of Gapan City	2,869,000	2,869,000
Division of Mabalacat City	2,887,000	2,887,000
Division of Malolos City	4,737,000	4,737,000
Division of Meycauayan City	2,870,000	2,870,000
Division of Muñoz Science City	2,914,000	2,914,000
Division of Nueva Ecija	23,895,000	23,895,000
Division of Olongapo City	5,533,000	5,533,000
Division of Pampanga	23,561,000	23,561,000
Division of San Fernando City	5,449,000	5,449,000
Division of San Jose City	2,888,000	2,888,000
Division of San Jose del Monte City	5,338,000	5,338,000
Division of Tarlac	23,500,000	23,500,000
Division of Tarlac City	5,379,000	5,379,000
Division of Zambales	5,518,000	5,518,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	229
DEPARTMENT OF EDUCATION

Region IVA - CALABARZON	284,072,000	284,072,000

Regional Office - IVA	65,880,000	65,880,000
Division of Antipolo City	5,393,000	5,393,000
Division of Bacoor City	2,901,000	2,901,000
Division of Batangas	24,124,000	24,124,000
Division of Batangas City	5,546,000	5,546,000
Division of Biñan City	5,424,000	5,424,000
Division of Cabuyao City	5,418,000	5,418,000
Division of Calamba City	5,428,000	5,428,000
Division of Cavite	24,309,000	24,309,000
Division of Cavite City	1,941,000	1,941,000
Division of Dasmariñas City	5,551,000	5,551,000
Division of General Trias City	5,392,000	5,392,000
Division of Imus City	2,888,000	2,888,000
Division of Laguna	24,167,000	24,167,000
Division of Lipa City	5,561,000	5,561,000
Division of Lucena City	5,412,000	5,412,000
Division of Quezon	36,930,000	36,930,000
Division of Rizal	22,458,000	22,458,000
Division of San Pablo City	5,526,000	5,526,000
Division of San Pedro City	5,349,000	5,349,000
Division of Sta. Rosa City	5,406,000	5,406,000
Division of Sto. Tomas City	4,737,000	4,737,000
Division of Tanauan City	5,449,000	5,449,000
Division of Tayabas City	2,882,000	2,882,000

Region IVB - MIMAROPA	86,544,000	86,544,000

Regional Office - IVB	31,822,000	31,822,000
Division of Calapan City	5,461,000	5,461,000
Division of Marinduque	5,512,000	5,512,000
Division of Occidental Mindoro	5,573,000	5,573,000
Division of Oriental Mindoro	5,376,000	5,376,000
Division of Palawan	22,612,000	22,612,000
Division of Puerto Princesa City	4,715,000	4,715,000
Division of Romblon	5,473,000	5,473,000

Region V - Bicol	189,130,000	189,130,000

Regional Office - V	59,323,000	59,323,000
Division of Albay	24,532,000	24,532,000
Division of Camarines Norte	5,735,000	5,735,000
Division of Camarines Sur	36,853,000	36,853,000
Division of Catanduanes	4,927,000	4,927,000
Division of Iriga City	2,901,000	2,901,000
Division of Legazpi City	5,450,000	5,450,000
Division of Ligao City	5,392,000	5,392,000
Division of Masbate	18,918,000	18,918,000
Division of Masbate City	4,480,000	4,480,000
Division of Naga City	5,527,000	5,527,000
Division of Sorsogon	4,295,000	4,295,000
Division of Sorsogon City	5,415,000	5,415,000
Division of Tabaco City	5,382,000	5,382,000

230	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VI - Western Visayas	210,250,000	210,250,000

Regional Office - VI	61,164,000	61,164,000
Division of Aklan	5,558,000	5,558,000
Division of Antique	12,901,000	12,901,000
Division of Bacolod City	5,602,000	5,602,000
Division of Bago City	4,841,000	4,841,000
Division of Cadiz City	5,443,000	5,443,000
Division of Capiz	3,652,000	3,652,000
Division of Escalante City	2,888,000	2,888,000
Division of Guimaras	8,218,000	8,218,000
Division of Himamaylan City	4,731,000	4,731,000
Division of Iloilo	34,577,000	34,577,000
Division of Iloilo City	3,651,000	3,651,000
Division of Kabankalan City	4,098,000	4,098,000
Division of La Carlota City	1,268,000	1,268,000
Division of Negros Occidental	23,161,000	23,161,000
Division of Passi City	2,870,000	2,870,000
Division of Roxas City	3,102,000	3,102,000
Division of Sagay City	4,738,000	4,738,000
Division of San Carlos City	4,766,000	4,766,000
Division of Silay City	4,815,000	4,815,000
Division of Sipalay City	5,357,000	5,357,000
Division of Victorias City	2,849,000	2,849,000

Region VII - Central Visayas	180,002,000	180,002,000

Regional Office - VII	51,057,000	51,057,000
Division of Bais City	2,862,000	2,862,000
Division of Bayawan City	4,026,000	4,026,000
Division of Bogo City	1,895,000	1,895,000
Division of Bohol	26,533,000	26,533,000
Division of Carcar City	4,444,000	4,444,000
Division of Cebu City	11,153,000	11,153,000
Division of Cebu Province	13,973,000	13,973,000
Division of Danao City	4,442,000	4,442,000
Division of Dumaguete City	2,470,000	2,470,000
Division of Guihulngan City	1,899,000	1,899,000
Division of Lapu-lapu City	5,827,000	5,827,000
Division of Mandaue City	5,900,000	5,900,000
Division of Negros Oriental	26,381,000	26,381,000
Division of Siquijor	3,841,000	3,841,000
Division of Tagbilaran City	3,507,000	3,507,000
Division of Talisay City	3,562,000	3,562,000
Division of Tanjay City	3,613,000	3,613,000
Division of Toledo City	2,617,000	2,617,000

Region VIII - Eastern Visayas	110,050,000	110,050,000

Regional Office - VIII	54,384,000	54,384,000
Division of Baybay City	2,199,000	2,199,000
Division of Biliran	17,584,000	17,584,000
Division of Borongan City	1,628,000	1,628,000
Division of Calbayog City	613,000	613,000
Division of Catbalogan City	4,424,000	4,424,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	231
DEPARTMENT OF EDUCATION

Division of Eastern Samar	2,645,000	2,645,000
Division of Leyte	8,955,000	8,955,000
Division of Northern Samar	974,000	974,000
Division of Ormoc City	4,209,000	4,209,000
Division of Samar	2,624,000	2,624,000
Division of Southern Leyte	7,503,000	7,503,000
Division of Tacloban City	2,308,000	2,308,000

Region IX - Zamboanga Peninsula	109,816,000	109,816,000

Regional Office - IX	33,591,000	33,591,000
Division of Dapitan City	1,995,000	1,995,000
Division of Dipolog City	4,555,000	4,555,000
Division of Isabela City	4,133,000	4,133,000
Division of Pagadian City	5,492,000	5,492,000
Division of Zamboanga City	5,476,000	5,476,000
Division of Zamboanga Sibugay	4,555,000	4,555,000
Division of Zamboanga del Norte	25,602,000	25,602,000
Division of Zamboanga del Sur	24,417,000	24,417,000

Region X - Northern Mindanao	120,840,000	120,840,000

Regional Office - X	40,447,000	40,447,000
Division of Bukidnon	23,536,000	23,536,000
Division of Cagayan de Oro City	5,612,000	5,612,000
Division of Camiguin	2,861,000	2,861,000
Division of El Salvador City	2,941,000	2,941,000
Division of Gingoog City	5,856,000	5,856,000
Division of Iligan City	5,474,000	5,474,000
Division of Lanao del Norte	5,377,000	5,377,000
Division of Malaybalay City	5,469,000	5,469,000
Division of Misamis Occidental	4,573,000	4,573,000
Division of Misamis Oriental	4,841,000	4,841,000
Division of Oroquieta City	2,906,000	2,906,000
Division of Ozamiz City	4,279,000	4,279,000
Division of Tangub City	1,913,000	1,913,000
Division of Valencia City	4,755,000	4,755,000

Region XI - Davao	136,453,000	136,453,000

Regional Office - XI	37,346,000	37,346,000
Division of Davao City	24,458,000	24,458,000
Division of Davao Occidental	8,955,000	8,955,000
Division of Davao Oriental	7,856,000	7,856,000
Division of Davao de Oro	11,433,000	11,433,000
Division of Davao del Norte	9,118,000	9,118,000
Division of Davao del Sur	11,264,000	11,264,000
Division of Digos City	5,443,000	5,443,000
Division of Island Garden City of Samal	5,482,000	5,482,000
Division of Mati City	4,932,000	4,932,000
Division of Panabo City	4,708,000	4,708,000
Division of Tagum City	5,458,000	5,458,000

Region XII - SOCCSKSARGEN	89,240,000	89,240,000

Regional Office - XII	34,854,000	34,854,000

232	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Cotabato	23,181,000		23,181,000
Division of General Santos City	3,171,000		3,171,000
Division of Kidapawan City	5,430,000		5,430,000
Division of Koronadal City	4,724,000		4,724,000
Division of Sarangani	5,330,000		5,330,000
Division of South Cotabato	5,544,000		5,544,000
Division of Sultan Kudarat	4,132,000		4,132,000
Division of Tacurong City	2,874,000		2,874,000

Region XIII - Caraga	79,461,000		79,461,000

Regional Office - XIII	36,589,000		36,589,000
Division of Agusan del Norte	5,287,000		5,287,000
Division of Agusan del Sur	4,545,000		4,545,000
Division of Bayugan City	1,268,000		1,268,000
Division of Bislig City	4,874,000		4,874,000
Division of Butuan City	4,606,000		4,606,000
Division of Cabadbaran City	1,268,000		1,268,000
Division of Dinagat Island	3,798,000		3,798,000
Division of Siargao	3,133,000		3,133,000
Division of Surigao City	4,500,000		4,500,000
Division of Surigao del Norte	3,892,000		3,892,000
Division of Surigao del Sur	3,774,000		3,774,000
Division of Tandag City	1,927,000		1,927,000
Building Partnerships and Linkages Program	8,003,000	88,287,000	96,290,000

National Capital Region (NCR)	8,003,000	88,287,000	96,290,000

Central Office	8,003,000	88,287,000	96,290,000
Legal Service and Development of Education-Related Laws and Rules	20,004,000	81,398,000	101,402,000

National Capital Region (NCR)	20,004,000	81,398,000	101,402,000

Central Office	20,004,000	81,398,000	101,402,000
Child Protection Program		44,277,000	44,277,000

National Capital Region (NCR)		44,277,000	44,277,000

Central Office		44,277,000	44,277,000
Disaster Preparedness and Response Program	10,016,000	642,717,000	652,733,000

National Capital Region (NCR)	10,016,000	642,717,000	652,733,000

Central Office	10,016,000	642,717,000	652,733,000
Organizational and Professional Development for Non-Teaching Personnel	165,844,000	107,288,000	273,132,000

National Capital Region (NCR)	41,728,000	107,288,000	149,016,000

Central Office	32,638,000	107,288,000	139,926,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	233
DEPARTMENT OF EDUCATION

Regional Office - NCR	9,090,000	9,090,000
Region I - Ilocos	8,493,000	8,493,000

Regional Office - I	8,493,000	8,493,000
Cordillera Administrative Region (CAR)	7,411,000	7,411,000

Regional Office - CAR	7,411,000	7,411,000
Region II - Cagayan Valley	8,069,000	8,069,000

Regional Office - II	8,069,000	8,069,000
Region III - Central Luzon	9,696,000	9,696,000

Regional Office - III	9,696,000	9,696,000
Region IVA - CALABARZON	9,726,000	9,726,000

Regional Office - IVA	9,726,000	9,726,000
Region IVB - MIMAROPA	6,855,000	6,855,000

Regional Office - IVB	6,855,000	6,855,000
Region V - Bicol	8,629,000	8,629,000

Regional Office - V	8,629,000	8,629,000
Region VI - Western Visayas	9,883,000	9,883,000

Regional Office - VI	9,883,000	9,883,000
Region VII - Central Visayas	8,855,000	8,855,000

Regional Office - VII	8,855,000	8,855,000
Region VIII - Eastern Visayas	8,468,000	8,468,000

Regional Office - VIII	8,468,000	8,468,000
Region IX - Zamboanga Peninsula	6,662,000	6,662,000

Regional Office - IX	6,662,000	6,662,000
Region X - Northern Mindanao	7,394,000	7,394,000

Regional Office - X	7,394,000	7,394,000
Region XI - Davao	8,095,000	8,095,000

Regional Office - XI	8,095,000	8,095,000
Region XII - SOCCSKSARGEN	7,405,000	7,405,000

Regional Office - XII	7,405,000	7,405,000

234	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XIII - Caraga	8,475,000		8,475,000

Regional Office - XIII	8,475,000		8,475,000

Operational Expenses of the DepEd - Election Task Force		99,301,000	99,301,000

National Capital Region (NCR)		99,301,000	99,301,000

Central Office		99,301,000	99,301,000

Sub-total, Support to Operations	2,696,759,000	2,288,124,000	4,984,883,000

Operations
EDUCATION POLICY DEVELOPMENT PROGRAM	8,379,564,000	4,265,860,000	12,645,424,000

National Assessment Systems for Basic Education	27,053,000	490,334,000	517,387,000

National Capital Region (NCR)	27,053,000	490,334,000	517,387,000

Central Office	27,053,000	490,334,000	517,387,000
Policy and Research Program	1,958,219,000	30,221,000	1,988,440,000

National Capital Region (NCR)	203,333,000	30,221,000	233,554,000

Central Office		30,221,000	30,221,000
Division of Caloocan	14,335,000		14,335,000
Division of Las Piñas	12,051,000		12,051,000
Division of Makati	9,639,000		9,639,000
Division of Malabon City	10,273,000		10,273,000
Division of Mandaluyong	8,698,000		8,698,000
Division of Manila	54,419,000		54,419,000
Division of Marikina	8,396,000		8,396,000
Division of Muntinlupa	9,747,000		9,747,000
Division of Navotas City	10,711,000		10,711,000
Division of Parañaque	9,755,000		9,755,000
Division of Pasay City	9,712,000		9,712,000
Division of Pasig City	12,026,000		12,026,000
Division of Quezon City	9,792,000		9,792,000
Division of San Juan City	4,841,000		4,841,000
Division of Taguig and Pateros	9,154,000		9,154,000
Division of Valenzuela	9,784,000		9,784,000

Region I - Ilocos	113,412,000		113,412,000

Division of Alaminos City	6,158,000		6,158,000
Division of Batac City	5,398,000		5,398,000
Division of Candon City	6,099,000		6,099,000
Division of Dagupan City	9,108,000		9,108,000
Division of Ilocos Norte	9,708,000		9,708,000
Division of Ilocos Sur	9,702,000		9,702,000
Division of La Union	9,860,000		9,860,000
Division of Laoag City	6,161,000		6,161,000
Division of Pangasinan I	9,748,000		9,748,000
Division of Pangasinan II	9,691,000		9,691,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	235
DEPARTMENT OF EDUCATION

Division of San Carlos City	9,732,000	9,732,000
Division of San Fernando City	6,162,000	6,162,000
Division of Urdaneta City	9,798,000	9,798,000
Division of Vigan City	6,087,000	6,087,000

Cordillera Administrative Region (CAR)	75,998,000	75,998,000

Division of Abra	9,755,000	9,755,000
Division of Apayao	9,776,000	9,776,000
Division of Baguio City	9,079,000	9,079,000
Division of Benguet	10,036,000	10,036,000
Division of Ifugao	9,469,000	9,469,000
Division of Kalinga	9,832,000	9,832,000
Division of Mt. Province	8,455,000	8,455,000
Division of Tabuk City	9,596,000	9,596,000

Region II - Cagayan Valley	72,997,000	72,997,000

Division of Batanes	6,119,000	6,119,000
Division of Cagayan	9,740,000	9,740,000
Division of Cauayan City	6,127,000	6,127,000
Division of Ilagan City	6,125,000	6,125,000
Division of Isabela	9,734,000	9,734,000
Division of Nueva Vizcaya	10,606,000	10,606,000
Division of Quirino	9,187,000	9,187,000
Division of Santiago City	6,214,000	6,214,000
Division of Tuguegarao City	9,145,000	9,145,000

Region III - Central Luzon	165,567,000	165,567,000

Division of Angeles City	10,059,000	10,059,000
Division of Aurora	9,827,000	9,827,000
Division of Balanga City	6,177,000	6,177,000
Division of Bataan	8,960,000	8,960,000
Division of Bulacan	9,753,000	9,753,000
Division of Cabanatuan City	9,711,000	9,711,000
Division of Gapan City	5,518,000	5,518,000
Division of Mabalacat City	6,118,000	6,118,000
Division of Malolos City	9,710,000	9,710,000
Division of Meycauayan City	6,129,000	6,129,000
Division of Muñoz Science City	6,171,000	6,171,000
Division of Nueva Ecija	9,807,000	9,807,000
Division of Olongapo City	9,722,000	9,722,000
Division of Pampanga	9,137,000	9,137,000
Division of San Fernando City	8,793,000	8,793,000
Division of San Jose City	6,174,000	6,174,000
Division of San Jose del Monte City	9,117,000	9,117,000
Division of Tarlac	5,859,000	5,859,000
Division of Tarlac City	9,146,000	9,146,000
Division of Zambales	9,679,000	9,679,000

Region IVA - CALABARZON	204,163,000	204,163,000

Division of Antipolo City	9,210,000	9,210,000
Division of Bacoor City	6,149,000	6,149,000
Division of Batangas	9,164,000	9,164,000
Division of Batangas City	9,691,000	9,691,000

236	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Biñan City	9,135,000	9,135,000
Division of Cabuyao City	8,994,000	8,994,000
Division of Calamba City	9,762,000	9,762,000
Division of Cavite	9,724,000	9,724,000
Division of Cavite City	6,130,000	6,130,000
Division of Dasmariñas City	9,097,000	9,097,000
Division of General Trias City	9,660,000	9,660,000
Division of Imus City	6,114,000	6,114,000
Division of Laguna	9,769,000	9,769,000
Division of Lipa City	9,707,000	9,707,000
Division of Lucena City	9,017,000	9,017,000
Division of Quezon	9,173,000	9,173,000
Division of Rizal	9,806,000	9,806,000
Division of San Pablo City	9,803,000	9,803,000
Division of San Pedro City	8,814,000	8,814,000
Division of Sta. Rosa City	9,721,000	9,721,000
Division of Sto. Tomas City	9,575,000	9,575,000
Division of Tanauan City	9,073,000	9,073,000
Division of Tayabas City	6,875,000	6,875,000

Region IVB - MIMAROPA	84,091,000	84,091,000

Division of Calapan City	10,269,000	10,269,000
Division of Marinduque	14,429,000	14,429,000
Division of Occidental Mindoro	7,838,000	7,838,000
Division of Oriental Mindoro	15,088,000	15,088,000
Division of Palawan	8,916,000	8,916,000
Division of Puerto Princesa City	11,176,000	11,176,000
Division of Romblon	16,375,000	16,375,000

Region V - Bicol	114,710,000	114,710,000

Division of Albay	9,767,000	9,767,000
Division of Camarines Norte	9,760,000	9,760,000
Division of Camarines Sur	10,267,000	10,267,000
Division of Catanduanes	9,721,000	9,721,000
Division of Iriga City	5,392,000	5,392,000
Division of Legazpi City	7,555,000	7,555,000
Division of Ligao City	9,726,000	9,726,000
Division of Masbate	9,708,000	9,708,000
Division of Masbate City	8,118,000	8,118,000
Division of Naga City	7,456,000	7,456,000
Division of Sorsogon	8,561,000	8,561,000
Division of Sorsogon City	9,707,000	9,707,000
Division of Tabaco City	8,972,000	8,972,000

Region VI - Western Visayas	177,162,000	177,162,000

Division of Aklan	8,526,000	8,526,000
Division of Antique	8,930,000	8,930,000
Division of Bacolod City	8,990,000	8,990,000
Division of Bago City	9,018,000	9,018,000
Division of Cadiz City	8,004,000	8,004,000
Division of Capiz	9,556,000	9,556,000
Division of Escalante City	6,266,000	6,266,000
Division of Guimaras	9,889,000	9,889,000
Division of Himamaylan City	9,662,000	9,662,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	237
DEPARTMENT OF EDUCATION

Division of Iloilo	9,236,000	9,236,000
Division of Iloilo City	10,448,000	10,448,000
Division of Kabankalan City	9,759,000	9,759,000
Division of La Carlota City	6,145,000	6,145,000
Division of Negros Occidental	9,092,000	9,092,000
Division of Passi City	3,447,000	3,447,000
Division of Roxas City	9,888,000	9,888,000
Division of Sagay City	10,059,000	10,059,000
Division of San Carlos City	9,727,000	9,727,000
Division of Silay City	7,668,000	7,668,000
Division of Sipalay City	7,424,000	7,424,000
Division of Victorias City	5,428,000	5,428,000

Region VII - Central Visayas	150,298,000	150,298,000

Division of Bais City	5,936,000	5,936,000
Division of Bayawan City	8,359,000	8,359,000
Division of Bogo City	4,441,000	4,441,000
Division of Bohol	10,477,000	10,477,000
Division of Carcar City	9,768,000	9,768,000
Division of Cebu City	8,615,000	8,615,000
Division of Cebu Province	9,825,000	9,825,000
Division of Danao City	7,827,000	7,827,000
Division of Dumaguete City	1,442,000	1,442,000
Division of Guihulngan City	6,126,000	6,126,000
Division of Lapu-lapu City	14,115,000	14,115,000
Division of Mandaue City	10,605,000	10,605,000
Division of Naga City	5,771,000	5,771,000
Division of Negros Oriental	9,958,000	9,958,000
Division of Siquijor	9,755,000	9,755,000
Division of Tagbilaran City	5,023,000	5,023,000
Division of Talisay City	7,449,000	7,449,000
Division of Tanjay City	5,083,000	5,083,000
Division of Toledo City	9,723,000	9,723,000

Region VIII - Eastern Visayas	77,104,000	77,104,000

Division of Baybay City	6,135,000	6,135,000
Division of Borongan City	6,146,000	6,146,000
Division of Calbayog City	1,031,000	1,031,000
Division of Catbalogan City	9,866,000	9,866,000
Division of Eastern Samar	9,033,000	9,033,000
Division of Leyte	10,511,000	10,511,000
Division of Ormoc City	9,762,000	9,762,000
Division of Samar	9,660,000	9,660,000
Division of Southern Leyte	14,960,000	14,960,000

Region IX - Zamboanga Peninsula	126,582,000	126,582,000

Division of Dapitan City	8,484,000	8,484,000
Division of Dipolog City	9,675,000	9,675,000
Division of Isabela City	9,893,000	9,893,000
Division of Pagadian City	9,969,000	9,969,000
Division of Zamboanga City	9,818,000	9,818,000
Division of Zamboanga Sibugay	8,899,000	8,899,000
Division of Zamboanga del Norte	33,560,000	33,560,000
Division of Zamboanga del Sur	36,284,000	36,284,000

238	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao	119,040,000	119,040,000

Division of Bukidnon	9,707,000	9,707,000
Division of Cagayan de Oro City	9,702,000	9,702,000
Division of Camiguin	6,334,000	6,334,000
Division of El Salvador City	6,172,000	6,172,000
Division of Gingoog City	9,689,000	9,689,000
Division of Iligan City	9,579,000	9,579,000
Division of Lanao del Norte	9,828,000	9,828,000
Division of Malaybalay City	9,738,000	9,738,000
Division of Misamis Occidental	8,301,000	8,301,000
Division of Misamis Oriental	8,943,000	8,943,000
Division of Oroquieta City	6,162,000	6,162,000
Division of Ozamiz City	9,040,000	9,040,000
Division of Tangub City	6,129,000	6,129,000
Division of Valencia City	9,716,000	9,716,000

Region XI - Davao	100,766,000	100,766,000

Division of Davao City	9,796,000	9,796,000
Division of Davao Occidental	9,735,000	9,735,000
Division of Davao Oriental	9,704,000	9,704,000
Division of Davao de Oro	9,147,000	9,147,000
Division of Davao del Norte	9,664,000	9,664,000
Division of Davao del Sur	9,985,000	9,985,000
Division of Digos City	9,084,000	9,084,000
Division of Island Garden City of Samal	5,049,000	5,049,000
Division of Mati City	9,816,000	9,816,000
Division of Panabo City	9,724,000	9,724,000
Division of Tagum City	9,062,000	9,062,000

Region XII - SOCCSKSARGEN	69,129,000	69,129,000

Division of Cotabato	7,279,000	7,279,000
Division of General Santos City	10,743,000	10,743,000
Division of Kidapawan City	9,194,000	9,194,000
Division of Koronadal City	9,407,000	9,407,000
Division of Sarangani	8,361,000	8,361,000
Division of South Cotabato	8,949,000	8,949,000
Division of Sultan Kudarat	9,772,000	9,772,000
Division of Tacurong City	5,424,000	5,424,000

Region XIII - Caraga	103,867,000	103,867,000

Division of Agusan del Norte	10,744,000	10,744,000
Division of Agusan del Sur	10,745,000	10,745,000
Division of Bayugan City	6,055,000	6,055,000
Division of Bislig City	9,712,000	9,712,000
Division of Butuan City	9,775,000	9,775,000
Division of Cabadbaran City	4,447,000	4,447,000
Division of Dinagat Island	9,819,000	9,819,000
Division of Siargao	9,665,000	9,665,000
Division of Surigao City	9,768,000	9,768,000
Division of Surigao del Norte	9,733,000	9,733,000
Division of Surigao del Sur	8,255,000	8,255,000
Division of Tandag City	5,149,000	5,149,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	239
DEPARTMENT OF EDUCATION

Basic Education Curriculum	136,890,000	3,557,231,000	3,694,121,000

National Capital Region (NCR)	136,890,000	3,557,231,000	3,694,121,000

Central Office	136,890,000	3,557,231,000	3,694,121,000
Curricular Programs, Learning Management Models, Standards and Strategy Development	6,254,157,000	1,612,000	6,255,769,000

National Capital Region (NCR)	483,298,000	1,612,000	484,910,000

Central Office		1,612,000	1,612,000
Regional Office - NCR	29,004,000		29,004,000
Division of Caloocan	48,681,000		48,681,000
Division of Las Piñas	24,803,000		24,803,000
Division of Makati	21,843,000		21,843,000
Division of Malabon City	26,160,000		26,160,000
Division of Mandaluyong	23,580,000		23,580,000
Division of Manila	49,485,000		49,485,000
Division of Marikina	23,637,000		23,637,000
Division of Muntinlupa	25,579,000		25,579,000
Division of Navotas City	26,386,000		26,386,000
Division of Parañaque	22,215,000		22,215,000
Division of Pasay City	25,437,000		25,437,000
Division of Pasig City	24,675,000		24,675,000
Division of Quezon City	46,571,000		46,571,000
Division of San Juan City	14,517,000		14,517,000
Division of Taguig and Pateros	24,990,000		24,990,000
Division of Valenzuela	25,735,000		25,735,000

Region I - Ilocos	374,560,000		374,560,000

Regional Office - I	27,646,000		27,646,000
Division of Alaminos City	13,481,000		13,481,000
Division of Batac City	14,163,000		14,163,000
Division of Candon City	14,645,000		14,645,000
Division of Dagupan City	26,207,000		26,207,000
Division of Ilocos Norte	25,312,000		25,312,000
Division of Ilocos Sur	24,873,000		24,873,000
Division of La Union	26,555,000		26,555,000
Division of Laoag City	14,207,000		14,207,000
Division of Pangasinan I	53,678,000		53,678,000
Division of Pangasinan II	52,500,000		52,500,000
Division of San Carlos City	26,086,000		26,086,000
Division of San Fernando City	14,602,000		14,602,000
Division of Urdaneta City	25,996,000		25,996,000
Division of Vigan City	14,609,000		14,609,000

Cordillera Administrative Region (CAR)	228,645,000		228,645,000

Regional Office - CAR	26,711,000		26,711,000
Division of Abra	26,477,000		26,477,000
Division of Apayao	25,015,000		25,015,000
Division of Baguio City	25,913,000		25,913,000
Division of Benguet	24,760,000		24,760,000
Division of Ifugao	22,574,000		22,574,000
Division of Kalinga	25,114,000		25,114,000
Division of Mt. Province	26,076,000		26,076,000

240	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Tabuk City	26,005,000	26,005,000

Region II - Cagayan Valley	269,008,000	269,008,000

Regional Office - II	26,432,000	26,432,000
Division of Batanes	14,380,000	14,380,000
Division of Cagayan	53,143,000	53,143,000
Division of Cauayan City	16,776,000	16,776,000
Division of Ilagan City	14,597,000	14,597,000
Division of Isabela	52,790,000	52,790,000
Division of Nueva Vizcaya	26,234,000	26,234,000
Division of Quirino	25,007,000	25,007,000
Division of Santiago City	13,542,000	13,542,000
Division of Tuguegarao City	26,107,000	26,107,000

Region III - Central Luzon	581,013,000	581,013,000

Regional Office - III	27,604,000	27,604,000
Division of Angeles City	25,469,000	25,469,000
Division of Aurora	26,252,000	26,252,000
Division of Balanga City	15,295,000	15,295,000
Division of Bataan	26,451,000	26,451,000
Division of Bulacan	52,992,000	52,992,000
Division of Cabanatuan City	26,111,000	26,111,000
Division of Gapan City	14,228,000	14,228,000
Division of Mabalacat City	14,695,000	14,695,000
Division of Malolos City	24,444,000	24,444,000
Division of Meycauayan City	11,468,000	11,468,000
Division of Muñoz Science City	14,657,000	14,657,000
Division of Nueva Ecija	53,826,000	53,826,000
Division of Olongapo City	26,136,000	26,136,000
Division of Pampanga	51,038,000	51,038,000
Division of San Fernando City	27,500,000	27,500,000
Division of San Jose City	14,523,000	14,523,000
Division of San Jose del Monte City	26,083,000	26,083,000
Division of Tarlac	51,324,000	51,324,000
Division of Tarlac City	25,006,000	25,006,000
Division of Zambales	25,911,000	25,911,000

Region IVA - CALABARZON	736,236,000	736,236,000

Regional Office - IVA	27,428,000	27,428,000
Division of Antipolo City	25,096,000	25,096,000
Division of Bacoor City	13,515,000	13,515,000
Division of Batangas	53,945,000	53,945,000
Division of Batangas City	26,569,000	26,569,000
Division of Biñan City	25,044,000	25,044,000
Division of Cabuyao City	26,667,000	26,667,000
Division of Calamba City	25,512,000	25,512,000
Division of Cavite	53,412,000	53,412,000
Division of Cavite City	15,608,000	15,608,000
Division of Dasmariñas City	25,135,000	25,135,000
Division of General Trias City	26,112,000	26,112,000
Division of Imus City	14,429,000	14,429,000
Division of Laguna	49,858,000	49,858,000
Division of Lipa City	26,549,000	26,549,000
Division of Lucena City	25,444,000	25,444,000
Division of Quezon	79,950,000	79,950,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	241
DEPARTMENT OF EDUCATION

Division of Rizal	52,832,000	52,832,000
Division of San Pablo City	25,077,000	25,077,000
Division of San Pedro City	26,627,000	26,627,000
Division of Sta. Rosa City	26,209,000	26,209,000
Division of Sto. Tomas City	25,526,000	25,526,000
Division of Tanauan City	25,005,000	25,005,000
Division of Tayabas City	14,687,000	14,687,000

Region IVB - MIMAROPA	230,320,000	230,320,000

Regional Office - IVB	23,372,000	23,372,000
Division of Calapan City	26,435,000	26,435,000
Division of Marinduque	24,113,000	24,113,000
Division of Occidental Mindoro	26,078,000	26,078,000
Division of Oriental Mindoro	29,531,000	29,531,000
Division of Palawan	48,896,000	48,896,000
Division of Puerto Princesa City	25,555,000	25,555,000
Division of Romblon	26,340,000	26,340,000

Region V - Bicol	450,757,000	450,757,000

Regional Office - V	26,717,000	26,717,000
Division of Albay	49,416,000	49,416,000
Division of Camarines Norte	26,189,000	26,189,000
Division of Camarines Sur	80,332,000	80,332,000
Division of Catanduanes	24,414,000	24,414,000
Division of Iriga City	14,584,000	14,584,000
Division of Legazpi City	23,948,000	23,948,000
Division of Ligao City	26,404,000	26,404,000
Division of Masbate	53,041,000	53,041,000
Division of Masbate City	23,956,000	23,956,000
Division of Naga City	25,759,000	25,759,000
Division of Sorsogon	26,221,000	26,221,000
Division of Sorsogon City	25,008,000	25,008,000
Division of Tabaco City	24,768,000	24,768,000

Region VI - Western Visayas	586,278,000	586,278,000

Regional Office - VI	28,619,000	28,619,000
Division of Aklan	24,920,000	24,920,000
Division of Antique	23,559,000	23,559,000
Division of Bacolod City	24,727,000	24,727,000
Division of Bago City	24,263,000	24,263,000
Division of Cadiz City	23,636,000	23,636,000
Division of Capiz	24,722,000	24,722,000
Division of Escalante City	14,502,000	14,502,000
Division of Guimaras	26,142,000	26,142,000
Division of Himamaylan City	24,778,000	24,778,000
Division of Iloilo	82,086,000	82,086,000
Division of Iloilo City	27,197,000	27,197,000
Division of Kabankalan City	23,594,000	23,594,000
Division of La Carlota City	14,514,000	14,514,000
Division of Negros Occidental	50,951,000	50,951,000
Division of Passi City	14,796,000	14,796,000
Division of Roxas City	25,557,000	25,557,000
Division of Sagay City	24,073,000	24,073,000
Division of San Carlos City	22,834,000	22,834,000
Division of Silay City	24,000,000	24,000,000

242	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Sipalay City	22,730,000	22,730,000
Division of Victorias City	14,078,000	14,078,000

Region VII - Central Visayas	536,105,000	536,105,000

Regional Office - VII	25,882,000	25,882,000
Division of Bais City	14,006,000	14,006,000
Division of Bayawan City	23,845,000	23,845,000
Division of Bogo City	14,010,000	14,010,000
Division of Bohol	52,544,000	52,544,000
Division of Carcar City	24,006,000	24,006,000
Division of Cebu City	26,163,000	26,163,000
Division of Cebu Province	80,207,000	80,207,000
Division of Danao City	26,897,000	26,897,000
Division of Dumaguete City	17,479,000	17,479,000
Division of Guihulngan City	14,566,000	14,566,000
Division of Lapu-lapu City	25,952,000	25,952,000
Division of Mandaue City	26,220,000	26,220,000
Division of Naga City	13,965,000	13,965,000
Division of Negros Oriental	51,724,000	51,724,000
Division of Siquijor	22,533,000	22,533,000
Division of Tagbilaran City	14,525,000	14,525,000
Division of Talisay City	23,298,000	23,298,000
Division of Tanjay City	13,412,000	13,412,000
Division of Toledo City	24,871,000	24,871,000

Region VIII - Eastern Visayas	269,191,000	269,191,000

Regional Office - VIII	27,712,000	27,712,000
Division of Baybay City	14,385,000	14,385,000
Division of Biliran	26,133,000	26,133,000
Division of Borongan City	14,579,000	14,579,000
Division of Catbalogan City	24,979,000	24,979,000
Division of Eastern Samar	24,718,000	24,718,000
Division of Leyte	51,226,000	51,226,000
Division of Ormoc City	24,860,000	24,860,000
Division of Samar	24,147,000	24,147,000
Division of Southern Leyte	36,452,000	36,452,000

Region IX - Zamboanga Peninsula	280,396,000	280,396,000

Regional Office - IX	27,142,000	27,142,000
Division of Dapitan City	18,490,000	18,490,000
Division of Dipolog City	23,542,000	23,542,000
Division of Isabela City	26,234,000	26,234,000
Division of Pagadian City	26,014,000	26,014,000
Division of Zamboanga City	26,192,000	26,192,000
Division of Zamboanga Sibugay	25,642,000	25,642,000
Division of Zamboanga del Norte	53,967,000	53,967,000
Division of Zamboanga del Sur	53,173,000	53,173,000

Region X - Northern Mindanao	363,285,000	363,285,000

Regional Office - X	25,179,000	25,179,000
Division of Bukidnon	51,931,000	51,931,000
Division of Cagayan de Oro City	24,296,000	24,296,000
Division of Camiguin	15,225,000	15,225,000
Division of El Salvador City	13,440,000	13,440,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	243
DEPARTMENT OF EDUCATION

Division of Gingoog City	26,091,000		26,091,000
Division of Iligan City	23,746,000		23,746,000
Division of Lanao del Norte	26,122,000		26,122,000
Division of Malaybalay City	25,880,000		25,880,000
Division of Misamis Occidental	26,241,000		26,241,000
Division of Misamis Oriental	24,440,000		24,440,000
Division of Oroquieta City	14,566,000		14,566,000
Division of Ozamiz City	26,454,000		26,454,000
Division of Tangub City	14,521,000		14,521,000
Division of Valencia City	25,153,000		25,153,000

Region XI - Davao	323,156,000		323,156,000

Regional Office - XI	26,293,000		26,293,000
Division of Davao City	51,657,000		51,657,000
Division of Davao Occidental	25,787,000		25,787,000
Division of Davao Oriental	25,989,000		25,989,000
Division of Davao de Oro	25,775,000		25,775,000
Division of Davao del Norte	27,410,000		27,410,000
Division of Davao del Sur	25,972,000		25,972,000
Division of Digos City	25,993,000		25,993,000
Division of Island Garden City of Samal	14,526,000		14,526,000
Division of Mati City	23,971,000		23,971,000
Division of Panabo City	24,348,000		24,348,000
Division of Tagum City	25,435,000		25,435,000

Region XII - SOCCSKSARGEN	247,355,000		247,355,000

Regional Office - XII	26,287,000		26,287,000
Division of Cotabato	50,819,000		50,819,000
Division of General Santos City	26,160,000		26,160,000
Division of Kidapawan City	26,043,000		26,043,000
Division of Koronadal City	26,237,000		26,237,000
Division of Sarangani	25,695,000		25,695,000
Division of South Cotabato	25,130,000		25,130,000
Division of Sultan Kudarat	26,337,000		26,337,000
Division of Tacurong City	14,647,000		14,647,000

Region XIII - Caraga	294,554,000		294,554,000

Regional Office - XIII	23,008,000		23,008,000
Division of Agusan del Norte	25,057,000		25,057,000
Division of Agusan del Sur	26,132,000		26,132,000
Division of Bayugan City	15,675,000		15,675,000
Division of Bislig City	26,052,000		26,052,000
Division of Butuan City	24,545,000		24,545,000
Division of Cabadbaran City	14,124,000		14,124,000
Division of Dinagat Island	23,930,000		23,930,000
Division of Siargao	25,948,000		25,948,000
Division of Surigao City	26,182,000		26,182,000
Division of Surigao del Norte	25,212,000		25,212,000
Division of Surigao del Sur	24,738,000		24,738,000
Division of Tandag City	13,951,000		13,951,000
Development and Promotion of Campus Journalism		65,272,000	65,272,000

National Capital Region (NCR)		65,272,000	65,272,000

Central Office		65,272,000	65,272,000

244	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Literacy Policies and Programs	3,245,000	14,959,000		18,204,000

National Capital Region (NCR)	3,245,000	14,959,000		18,204,000

Central Office	3,245,000	14,959,000		18,204,000
Early Language Literacy and Numeracy		106,231,000		106,231,000

National Capital Region (NCR)		106,231,000		106,231,000

Central Office		106,231,000		106,231,000
BASIC EDUCATION INPUTS PROGRAM	31,933,504,000	21,406,233,000	32,685,842,000	86,025,579,000

Improvement and Acquisition of School Sites		69,886,000	65,000,000	134,886,000

National Capital Region (NCR)		69,886,000	65,000,000	134,886,000

Central Office		69,886,000	65,000,000	134,886,000
New School Personnel Positions	31,912,074,000	400,000,000		32,312,074,000

National Capital Region (NCR)	3,688,002,000	400,000,000		4,088,002,000

Central Office		400,000,000		400,000,000
Regional Office - NCR	3,688,002,000			3,688,002,000
Region I - Ilocos	1,442,477,000			1,442,477,000

Regional Office - I	1,442,477,000			1,442,477,000
Cordillera Administrative Region (CAR)	524,862,000			524,862,000

Regional Office - CAR	524,862,000			524,862,000
Region II - Cagayan Valley	899,045,000			899,045,000

Regional Office - II	899,045,000			899,045,000
Region III - Central Luzon	2,831,147,000			2,831,147,000

Regional Office - III	2,831,147,000			2,831,147,000
Region IVA - CALABARZON	4,201,320,000			4,201,320,000

Regional Office - IVA	4,201,320,000			4,201,320,000
Region IVB - MIMAROPA	1,343,547,000			1,343,547,000

Regional Office - IVB	1,343,547,000			1,343,547,000
Region V - Bicol	1,572,055,000			1,572,055,000

Regional Office - V	1,572,055,000			1,572,055,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	245
DEPARTMENT OF EDUCATION

Region VI - Western Visayas	3,084,170,000			3,084,170,000

Regional Office - VI	3,084,170,000			3,084,170,000
Region VII - Central Visayas	2,756,227,000			2,756,227,000

Regional Office - VII	2,756,227,000			2,756,227,000
Region VIII - Eastern Visayas	1,302,009,000			1,302,009,000

Regional Office - VIII	1,302,009,000			1,302,009,000
Region IX - Zamboanga Peninsula	1,341,594,000			1,341,594,000

Regional Office - IX	1,341,594,000			1,341,594,000
Region X - Northern Mindanao	1,867,492,000			1,867,492,000

Regional Office - X	1,867,492,000			1,867,492,000
Region XI - Davao	2,571,514,000			2,571,514,000

Regional Office - XI	2,571,514,000			2,571,514,000
Region XII - SOCCSKSARGEN	1,541,417,000			1,541,417,000

Regional Office - XII	1,541,417,000			1,541,417,000
Region XIII - Caraga	945,196,000			945,196,000

Regional Office - XIII	945,196,000			945,196,000
Learning Tools and Equipment		3,500,000,000	46,077,000	3,546,077,000

National Capital Region (NCR)		3,500,000,000	46,077,000	3,546,077,000

Central Office		3,500,000,000	46,077,000	3,546,077,000
Textbooks and Other Instructional Materials		12,412,000,000		12,412,000,000

National Capital Region (NCR)		12,412,000,000		12,412,000,000

Central Office		12,412,000,000		12,412,000,000
Computerization Program	21,430,000	2,409,131,000		2,430,561,000

National Capital Region (NCR)	21,430,000	2,409,131,000		2,430,561,000

Central Office	21,430,000	2,409,131,000		2,430,561,000
Basic Education Facilities		2,615,216,000	25,440,800,000	28,056,016,000

National Capital Region (NCR)		2,615,216,000	25,440,800,000	28,056,016,000

Central Office		2,615,216,000	25,440,800,000	28,056,016,000

246	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Conservation and Restoration of Gabaldon and Other Heritage School Buildings			1,133,965,000	1,133,965,000

National Capital Region (NCR)			1,133,965,000	1,133,965,000

Central Office			1,133,965,000	1,133,965,000
Quick Response Fund			3,000,000,000	3,000,000,000

National Capital Region (NCR)			3,000,000,000	3,000,000,000

Central Office			3,000,000,000	3,000,000,000
Last Mile Schools Program			3,000,000,000	3,000,000,000

National Capital Region (NCR)			3,000,000,000	3,000,000,000

Central Office			3,000,000,000	3,000,000,000
INCLUSIVE EDUCATION PROGRAM		5,983,232,000	137,000,000	6,120,232,000

Multigrade Education		140,642,000		140,642,000

National Capital Region (NCR)		140,642,000		140,642,000

Central Office		140,642,000		140,642,000
Indigenous Peoples Education (IPEd) Program		154,436,000		154,436,000

National Capital Region (NCR)		154,436,000		154,436,000

Central Office		154,436,000		154,436,000
Flexible Learning Options (ADM/ALS/EiE)		4,282,981,000		4,282,981,000

National Capital Region (NCR)		4,282,981,000		4,282,981,000

Central Office		4,282,981,000		4,282,981,000
Madrasah Education Program		498,324,000		498,324,000

National Capital Region (NCR)		498,324,000		498,324,000

Central Office		498,324,000		498,324,000
Special Needs Education Program		906,849,000	137,000,000	1,043,849,000

National Capital Region (NCR)		906,849,000	137,000,000	1,043,849,000

Central Office		906,849,000	137,000,000	1,043,849,000
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM	488,663,248,000	111,597,995,000		600,261,243,000

School-Based Feeding Program (SBFP)		11,776,932,000		11,776,932,000

National Capital Region (NCR)		11,776,932,000		11,776,932,000

Central Office		11,776,932,000		11,776,932,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	247
DEPARTMENT OF EDUCATION

Operation of Schools - Elementary (Kinder to Grade 6)	275,381,590,000	28,536,626,000	303,918,216,000

National Capital Region (NCR)	20,415,110,000	1,768,448,000	22,183,558,000

Central Office		484,311,000	484,311,000
Division of Caloocan	2,574,964,000	163,087,000	2,738,051,000
Division of Las Piñas	904,967,000	57,534,000	962,501,000
Division of Makati	412,291,000	23,711,000	436,002,000
Division of Malabon City	790,921,000	51,163,000	842,084,000
Division of Mandaluyong	507,589,000	44,701,000	552,290,000
Division of Manila	3,328,790,000	170,001,000	3,498,791,000
Division of Marikina	642,868,000	44,130,000	686,998,000
Division of Muntinlupa	751,370,000	50,314,000	801,684,000
Division of Navotas City	527,844,000	32,045,000	559,889,000
Division of Parañaque	939,430,000	61,297,000	1,000,727,000
Division of Pasay City	605,638,000	40,363,000	646,001,000
Division of Pasig City	1,173,041,000	76,602,000	1,249,643,000
Division of Quezon City	4,057,669,000	258,609,000	4,316,278,000
Division of San Juan City	161,835,000	10,392,000	172,227,000
Division of Taguig and Pateros	1,822,797,000	117,823,000	1,940,620,000
Division of Valenzuela	1,213,096,000	82,365,000	1,295,461,000

Region I - Ilocos	15,471,571,000	1,617,779,000	17,089,350,000

Division of Alaminos City	280,130,000	28,150,000	308,280,000
Division of Batac City	153,643,000	16,713,000	170,356,000
Division of Candon City	173,469,000	18,829,000	192,298,000
Division of Dagupan City	429,122,000	32,725,000	461,847,000
Division of Ilocos Norte	1,398,447,000	185,550,000	1,583,997,000
Division of Ilocos Sur	2,013,840,000	261,483,000	2,275,323,000
Division of La Union	1,973,749,000	204,563,000	2,178,312,000
Division of Laoag City	275,719,000	24,174,000	299,893,000
Division of Pangasinan I	4,091,742,000	400,116,000	4,491,858,000
Division of Pangasinan II	3,284,104,000	326,474,000	3,610,578,000
Division of San Carlos City	601,510,000	49,596,000	651,106,000
Division of San Fernando City	263,221,000	21,113,000	284,334,000
Division of Urdaneta City	378,119,000	35,526,000	413,645,000
Division of Vigan City	154,756,000	12,767,000	167,523,000

Cordillera Administrative Region (CAR)	6,639,862,000	889,933,000	7,529,795,000

Division of Abra	1,102,872,000	155,726,000	1,258,598,000
Division of Apayao	597,363,000	90,835,000	688,198,000
Division of Baguio City	687,835,000	50,311,000	738,146,000
Division of Benguet	1,492,594,000	211,811,000	1,704,405,000
Division of Ifugao	932,255,000	129,600,000	1,061,855,000
Division of Kalinga	571,172,000	87,393,000	658,565,000
Division of Mt. Province	803,988,000	111,578,000	915,566,000
Division of Tabuk City	451,783,000	52,679,000	504,462,000

Region II - Cagayan Valley	12,019,333,000	1,394,014,000	13,413,347,000

Division of Batanes	136,855,000	11,537,000	148,392,000
Division of Cagayan	3,771,477,000	442,241,000	4,213,718,000
Division of Cauayan City	426,051,000	45,980,000	472,031,000
Division of Ilagan City	480,386,000	55,725,000	536,111,000
Division of Isabela	4,026,117,000	475,176,000	4,501,293,000

248	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Nueva Vizcaya	1,635,378,000	208,586,000	1,843,964,000
Division of Quirino	766,410,000	97,146,000	863,556,000
Division of Santiago City	383,274,000	29,664,000	412,938,000
Division of Tuguegarao City	393,385,000	27,959,000	421,344,000

Region III - Central Luzon	28,696,073,000	2,634,318,000	31,330,391,000

Division of Angeles City	898,316,000	64,153,000	962,469,000
Division of Aurora	882,145,000	91,170,000	973,315,000
Division of Balanga City	233,503,000	18,777,000	252,280,000
Division of Bataan	1,750,174,000	159,108,000	1,909,282,000
Division of Bulacan	5,142,918,000	457,784,000	5,600,702,000
Division of Cabanatuan City	723,634,000	55,672,000	779,306,000
Division of Gapan City	334,969,000	28,357,000	363,326,000
Division of Mabalacat City	531,541,000	44,626,000	576,167,000
Division of Malolos City	483,320,000	42,572,000	525,892,000
Division of Meycauayan City	399,325,000	31,622,000	430,947,000
Division of Muñoz Science City	255,337,000	24,051,000	279,388,000
Division of Nueva Ecija	4,465,561,000	451,500,000	4,917,061,000
Division of Olongapo City	533,499,000	36,434,000	569,933,000
Division of Pampanga	4,066,831,000	376,998,000	4,443,829,000
Division of San Fernando City	662,839,000	45,741,000	708,580,000
Division of San Jose City	404,468,000	39,342,000	443,810,000
Division of San Jose del Monte City	1,153,728,000	84,255,000	1,237,983,000
Division of Tarlac	3,084,301,000	314,576,000	3,398,877,000
Division of Tarlac City	882,477,000	79,510,000	961,987,000
Division of Zambales	1,807,187,000	188,070,000	1,995,257,000

Region IVA - CALABARZON	31,762,049,000	2,892,473,000	34,654,522,000

Division of Antipolo City	1,534,184,000	113,968,000	1,648,152,000
Division of Bacoor City	816,702,000	60,115,000	876,817,000
Division of Batangas	4,387,707,000	445,731,000	4,833,438,000
Division of Batangas City	757,088,000	69,081,000	826,169,000
Division of Biñan City	576,144,000	45,125,000	621,269,000
Division of Cabuyao City	489,602,000	39,054,000	528,656,000
Division of Calamba City	930,090,000	78,521,000	1,008,611,000
Division of Cavite	3,538,334,000	326,590,000	3,864,924,000
Division of Cavite City	255,707,000	15,765,000	271,472,000
Division of Dasmariñas City	1,105,977,000	74,776,000	1,180,753,000
Division of General Trias City	604,434,000	54,505,000	658,939,000
Division of Imus City	674,729,000	51,435,000	726,164,000
Division of Laguna	2,597,031,000	233,104,000	2,830,135,000
Division of Lipa City	778,888,000	68,910,000	847,798,000
Division of Lucena City	662,321,000	53,091,000	715,412,000
Division of Quezon	5,194,450,000	580,966,000	5,775,416,000
Division of Rizal	4,119,579,000	342,172,000	4,461,751,000
Division of San Pablo City	682,448,000	60,717,000	743,165,000
Division of San Pedro City	462,830,000	37,462,000	500,292,000
Division of Sta. Rosa City	592,599,000	43,370,000	635,969,000
Division of Sto. Tomas City	317,696,000	31,186,000	348,882,000
Division of Tanauan City	435,338,000	41,238,000	476,576,000
Division of Tayabas City	248,171,000	25,591,000	273,762,000

Region IVB - MIMAROPA	10,930,260,000	1,299,462,000	12,229,722,000

Division of Calapan City	415,766,000	37,923,000	453,689,000
Division of Marinduque	902,759,000	113,840,000	1,016,599,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	249
DEPARTMENT OF EDUCATION

Division of Occidental Mindoro	1,799,492,000	214,573,000	2,014,065,000
Division of Oriental Mindoro	2,633,589,000	296,659,000	2,930,248,000
Division of Palawan	3,247,604,000	431,179,000	3,678,783,000
Division of Puerto Princesa City	709,005,000	67,346,000	776,351,000
Division of Romblon	1,222,045,000	137,942,000	1,359,987,000

Region V - Bicol	21,565,328,000	2,239,357,000	23,804,685,000

Division of Albay	3,053,814,000	324,361,000	3,378,175,000
Division of Camarines Norte	2,012,954,000	199,397,000	2,212,351,000
Division of Camarines Sur	5,785,576,000	629,789,000	6,415,365,000
Division of Catanduanes	1,265,399,000	143,465,000	1,408,864,000
Division of Iriga City	356,634,000	30,619,000	387,253,000
Division of Legazpi City	541,896,000	42,010,000	583,906,000
Division of Ligao City	407,749,000	40,973,000	448,722,000
Division of Masbate	3,783,704,000	379,022,000	4,162,726,000
Division of Masbate City	369,512,000	30,956,000	400,468,000
Division of Naga City	508,767,000	36,184,000	544,951,000
Division of Sorsogon	2,495,548,000	293,427,000	2,788,975,000
Division of Sorsogon City	557,604,000	52,818,000	610,422,000
Division of Tabaco City	426,171,000	36,336,000	462,507,000

Region VI - Western Visayas	22,640,123,000	2,412,321,000	25,052,444,000

Division of Aklan	1,773,374,000	206,189,000	1,979,563,000
Division of Antique	2,102,270,000	292,658,000	2,394,928,000
Division of Bacolod City	1,131,378,000	78,207,000	1,209,585,000
Division of Bago City	429,577,000	35,719,000	465,296,000
Division of Cadiz City	468,259,000	42,799,000	511,058,000
Division of Capiz	2,121,159,000	253,304,000	2,374,463,000
Division of Escalante City	278,409,000	24,662,000	303,071,000
Division of Guimaras	573,623,000	64,612,000	638,235,000
Division of Himamaylan City	336,793,000	34,612,000	371,405,000
Division of Iloilo	5,689,050,000	651,776,000	6,340,826,000
Division of Iloilo City	884,493,000	62,526,000	947,019,000
Division of Kabankalan City	559,610,000	56,761,000	616,371,000
Division of La Carlota City	224,051,000	18,771,000	242,822,000
Division of Negros Occidental	3,658,884,000	370,268,000	4,029,152,000
Division of Passi City	261,050,000	26,393,000	287,443,000
Division of Roxas City	426,502,000	34,176,000	460,678,000
Division of Sagay City	462,418,000	42,266,000	504,684,000
Division of San Carlos City	445,915,000	42,523,000	488,438,000
Division of Silay City	345,508,000	27,979,000	373,487,000
Division of Sipalay City	233,540,000	25,626,000	259,166,000
Division of Victorias City	234,260,000	20,494,000	254,754,000

Region VII - Central Visayas	22,216,582,000	2,256,592,000	24,473,174,000

Division of Bais City	271,717,000	28,162,000	299,879,000
Division of Bayawan City	481,909,000	52,258,000	534,167,000
Division of Bogo City	236,215,000	21,348,000	257,563,000
Division of Bohol	4,582,554,000	574,019,000	5,156,573,000
Division of Canlaon City	159,834,000	20,037,000	179,871,000
Division of Carcar City	354,331,000	32,757,000	387,088,000
Division of Cebu City	1,792,573,000	118,830,000	1,911,403,000
Division of Cebu Province	6,674,024,000	681,225,000	7,355,249,000
Division of Danao City	410,182,000	36,184,000	446,366,000
Division of Dumaguete City	278,129,000	21,158,000	299,287,000

250	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Guihulngan City	365,224,000	54,439,000	419,663,000
Division of Lapu-lapu City	988,039,000	71,944,000	1,059,983,000
Division of Mandaue City	691,808,000	45,357,000	737,165,000
Division of Naga City	323,697,000	29,365,000	353,062,000
Division of Negros Oriental	2,684,529,000	278,673,000	2,963,202,000
Division of Siquijor	325,479,000	39,595,000	365,074,000
Division of Tagbilaran City	223,780,000	16,461,000	240,241,000
Division of Talisay City	491,613,000	39,309,000	530,922,000
Division of Tanjay City	285,495,000	45,193,000	330,688,000
Division of Toledo City	595,450,000	50,278,000	645,728,000

Region VIII - Eastern Visayas	18,381,747,000	2,250,269,000	20,632,016,000

Division of Baybay City	388,807,000	43,450,000	432,257,000
Division of Biliran	730,076,000	80,849,000	810,925,000
Division of Borongan City	282,984,000	31,919,000	314,903,000
Division of Calbayog City	822,638,000	93,861,000	916,499,000
Division of Catbalogan City	361,298,000	36,869,000	398,167,000
Division of Eastern Samar	1,822,598,000	243,052,000	2,065,650,000
Division of Leyte	5,592,184,000	695,247,000	6,287,431,000
Division of Maasin City	322,660,000	36,415,000	359,075,000
Division of Northern Samar	2,865,318,000	328,212,000	3,193,530,000
Division of Ormoc City	652,763,000	63,152,000	715,915,000
Division of Samar	2,504,140,000	376,438,000	2,880,578,000
Division of Southern Leyte	1,344,855,000	173,318,000	1,518,173,000
Division of Tacloban City	691,426,000	47,487,000	738,913,000

Region IX - Zamboanga Peninsula	13,146,096,000	1,469,141,000	14,615,237,000

Division of Dapitan City	320,902,000	32,628,000	353,530,000
Division of Dipolog City	390,579,000	31,787,000	422,366,000
Division of Isabela City	455,264,000	40,139,000	495,403,000
Division of Pagadian City	558,837,000	50,901,000	609,738,000
Division of Zamboanga City	2,390,157,000	202,339,000	2,592,496,000
Division of Zamboanga Sibugay	2,387,951,000	284,912,000	2,672,863,000
Division of Zamboanga del Norte	3,348,432,000	409,658,000	3,758,090,000
Division of Zamboanga del Sur	3,293,974,000	416,777,000	3,710,751,000

Region X - Northern Mindanao	14,764,249,000	1,578,040,000	16,342,289,000

Division of Bukidnon	3,674,892,000	421,086,000	4,095,978,000
Division of Cagayan de Oro City	1,451,100,000	107,943,000	1,559,043,000
Division of Camiguin	344,188,000	35,866,000	380,054,000
Division of El Salvador City	140,010,000	14,345,000	154,355,000
Division of Gingoog City	495,419,000	53,342,000	548,761,000
Division of Iligan City	976,523,000	80,539,000	1,057,062,000
Division of Lanao del Norte	1,947,930,000	235,955,000	2,183,885,000
Division of Malaybalay City	571,195,000	56,204,000	627,399,000
Division of Misamis Occidental	1,287,152,000	177,357,000	1,464,509,000
Division of Misamis Oriental	2,350,770,000	249,106,000	2,599,876,000
Division of Oroquieta City	272,277,000	26,912,000	299,189,000
Division of Ozamiz City	394,910,000	36,060,000	430,970,000
Division of Tangub City	254,157,000	33,289,000	287,446,000
Division of Valencia City	603,726,000	50,036,000	653,762,000

Region XI - Davao	14,100,342,000	1,394,143,000	15,494,485,000

Division of Davao City	3,843,878,000	322,377,000	4,166,255,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	251
DEPARTMENT OF EDUCATION

Division of Davao Occidental	1,134,678,000	119,075,000	1,253,753,000
Division of Davao Oriental	1,616,252,000	182,007,000	1,798,259,000
Division of Davao de Oro	2,134,231,000	244,302,000	2,378,533,000
Division of Davao del Norte	1,486,529,000	158,102,000	1,644,631,000
Division of Davao del Sur	1,502,914,000	159,656,000	1,662,570,000
Division of Digos City	460,675,000	38,109,000	498,784,000
Division of Island Garden City of Samal	341,578,000	37,936,000	379,514,000
Division of Mati City	473,801,000	44,484,000	518,285,000
Division of Panabo City	486,094,000	44,775,000	530,869,000
Division of Tagum City	619,712,000	43,320,000	663,032,000

Region XII - SOCCSKSARGEN	12,775,620,000	1,303,953,000	14,079,573,000

Division of Cotabato	3,601,395,000	412,527,000	4,013,922,000
Division of General Santos City	1,421,091,000	113,018,000	1,534,109,000
Division of Kidapawan City	447,510,000	44,890,000	492,400,000
Division of Koronadal City	462,579,000	41,411,000	503,990,000
Division of Sarangani	1,959,685,000	196,637,000	2,156,322,000
Division of South Cotabato	2,361,279,000	233,560,000	2,594,839,000
Division of Sultan Kudarat	2,229,543,000	239,362,000	2,468,905,000
Division of Tacurong City	292,538,000	22,548,000	315,086,000

Region XIII - Caraga	9,857,245,000	1,136,383,000	10,993,628,000

Division of Agusan del Norte	1,057,680,000	115,278,000	1,172,958,000
Division of Agusan del Sur	2,407,938,000	281,566,000	2,689,504,000
Division of Bayugan City	419,147,000	40,679,000	459,826,000
Division of Bislig City	339,709,000	35,202,000	374,911,000
Division of Butuan City	1,034,786,000	89,513,000	1,124,299,000
Division of Cabadbaran City	235,787,000	22,594,000	258,381,000
Division of Dinagat Island	451,684,000	66,814,000	518,498,000
Division of Siargao	553,399,000	73,181,000	626,580,000
Division of Surigao City	468,302,000	48,176,000	516,478,000
Division of Surigao del Norte	854,245,000	104,560,000	958,805,000
Division of Surigao del Sur	1,836,214,000	238,697,000	2,074,911,000
Division of Tandag City	198,354,000	20,123,000	218,477,000
Operation of Schools - Junior High School (Grade 7 to Grade 10)	155,344,153,000	14,127,206,000	169,471,359,000

National Capital Region (NCR)	16,314,077,000	1,554,698,000	17,868,775,000

Central Office		460,661,000	460,661,000
Division of Caloocan	2,004,228,000	132,092,000	2,136,320,000

Division Office - Proper	502,471,000	39,181,000	541,652,000
Amparo High School	79,281,000	5,020,000	84,301,000
Baesa High School	53,545,000	3,667,000	57,212,000
Bagong Barrio National High School	76,464,000	4,134,000	80,598,000
Bagong Silang High School	148,774,000	8,073,000	156,847,000
Bagumbong High School (Main)	91,982,000	5,542,000	97,524,000
Caloocan High School	167,318,000	11,267,000	178,585,000
Camarin High School (Main)	187,784,000	11,639,000	199,423,000
Caybiga High School	64,136,000	4,225,000	68,361,000
Deparo High School (Main)	60,206,000	3,682,000	63,888,000
Kalayaan National High School	132,596,000	7,568,000	140,164,000

252	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

M.B. Asistio, Sr. High School	85,694,000	5,795,000	91,489,000
M.B. Asistio, Sr. High School Unit 1	39,403,000	2,745,000	42,148,000
Manuel L. Quezon High School	84,243,000	5,464,000	89,707,000
Pangarap High School	41,853,000	2,491,000	44,344,000
Tala High School	153,141,000	9,104,000	162,245,000
Talipapa High School	35,337,000	2,495,000	37,832,000

Division of Las Piñas	872,777,000	55,589,000	928,366,000

Division Office - Proper	326,479,000	20,503,000	346,982,000
CAA National High School	127,634,000	8,332,000	135,966,000
Golden Acres National High School (Las Piñas National High School - Golden Acres Annex)	77,557,000	5,223,000	82,780,000
Las Piñas East High School (Main)	139,852,000	8,908,000	148,760,000
Las Piñas National High School (Main)	142,167,000	8,425,000	150,592,000
Las Piñas North National High School	59,088,000	4,198,000	63,286,000

Division of Makati	263,204,000	16,299,000	279,503,000

Bangkal High School	46,231,000	2,887,000	49,118,000
General Pio del Pilar National High School	52,601,000	3,278,000	55,879,000
Makati High School	81,451,000	4,929,000	86,380,000
San Antonio National High School	45,194,000	2,820,000	48,014,000
San Isidro National High School	37,727,000	2,385,000	40,112,000

Division of Malabon City	540,759,000	35,983,000	576,742,000

Division Office - Proper	156,885,000	12,651,000	169,536,000
Longos National High School (Malabon National High School - Longos Annex)	44,031,000	3,262,000	47,293,000
Malabon National High School	96,880,000	5,554,000	102,434,000
Panghulo National High School	44,299,000	2,549,000	46,848,000
Potrero National High School	45,787,000	2,744,000	48,531,000
Tañong National High School	26,155,000	1,603,000	27,758,000
Tinajeros National High School	75,143,000	5,052,000	80,195,000
Tugatog National High School	51,579,000	2,568,000	54,147,000

Division of Mandaluyong	507,707,000	51,812,000	559,519,000

Division Office - Proper	180,447,000	22,377,000	202,824,000
Andres Bonifacio Integrated School	43,868,000	4,469,000	48,337,000
Bonifacio Javier National High School	27,318,000	3,521,000	30,839,000
Eulogio Rodriguez Integrated School	39,515,000	4,483,000	43,998,000
Highway Hills Integrated School	38,723,000	4,645,000	43,368,000
Isaac Lopez Integrated School	29,119,000	3,708,000	32,827,000
Jose Fabella Memorial High School	85,323,000	3,198,000	88,521,000
Mandaluyong High School	63,394,000	5,411,000	68,805,000

Division of Manila	2,316,891,000	137,885,000	2,454,776,000

Division Office - Proper	73,801,000	4,686,000	78,487,000
Antonio Maceda Integrated School	52,668,000	2,859,000	55,527,000
Antonio Villegas Vocational High School	58,253,000	3,817,000	62,070,000
Carlos P. Garcia High School	42,717,000	2,512,000	45,229,000
Cayetano Arellano High School	97,307,000	5,660,000	102,967,000
Claro M. Recto High School	40,861,000	2,217,000	43,078,000
Doña Teodora Alonzo High School	44,991,000	2,428,000	47,419,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	253
DEPARTMENT OF EDUCATION

Dr. Juan Nolasco High School	80,429,000	4,438,000	84,867,000
Elpidio Quirino High School	55,131,000	2,803,000	57,934,000
Esteban Abada High School	49,099,000	3,328,000	52,427,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)	59,971,000	4,086,000	64,057,000
F. G. Calderon Integrated School	70,309,000	4,250,000	74,559,000
Florentino Torres High School (Torres High School)	117,407,000	7,319,000	124,726,000
Gen. Emilio Aguinaldo Integrated School	30,940,000	1,891,000	32,831,000
Gregorio Perfecto High School	60,494,000	3,352,000	63,846,000
I. Villamor High School	58,480,000	3,804,000	62,284,000
Jose Abad Santos High School	103,984,000	5,880,000	109,864,000
Jose P. Laurel High School	61,697,000	3,330,000	65,027,000
Lakan Dula High School	105,050,000	6,774,000	111,824,000
M. Araullo High School (Araullo High School)	121,373,000	6,829,000	128,202,000
Manila High School	44,870,000	3,199,000	48,069,000
Manila Science High School	49,691,000	2,376,000	52,067,000
Manuel A. Roxas High School	89,171,000	5,333,000	94,504,000
Manuel L. Quezon High School	65,460,000	2,852,000	68,312,000
Mariano Marcos Memorial High School	76,975,000	5,246,000	82,221,000
Pres. Sergio Osmeña, Sr. High School	53,393,000	2,485,000	55,878,000
Rajah Soliman Science and Technology High School	82,459,000	4,887,000	87,346,000
Ramon C. Avancena High School	30,911,000	1,773,000	32,684,000
Ramon Magsaysay High School	130,829,000	9,009,000	139,838,000
T. Paez Integrated School	92,631,000	4,780,000	97,411,000
Tondo High School	111,056,000	6,530,000	117,586,000
Valeriano Fugoso Memorial High School	25,070,000	1,726,000	26,796,000
Victoriano Mapa High School	79,413,000	5,426,000	84,839,000

Division of Marikina	703,729,000	46,524,000	750,253,000

Division Office - Proper	309,862,000	20,400,000	330,262,000
Barangka National High School	20,360,000	1,628,000	21,988,000
Fortune High School	48,768,000	3,476,000	52,244,000
Malanday National High School	41,862,000	2,707,000	44,569,000
Marikina High School	85,365,000	5,091,000	90,456,000
Parang High School	74,960,000	4,953,000	79,913,000
Sta. Elena High School	86,884,000	6,104,000	92,988,000
Tañong High School (Marikina High School - Tañong Annex)	35,668,000	2,165,000	37,833,000

Division of Muntinlupa	508,869,000	39,185,000	548,054,000

Division Office - Proper	161,529,000	17,662,000	179,191,000
Muntinlupa Business High School (Pedro E. Diaz High School-Buli Annex)	103,397,000	5,403,000	108,800,000
Muntinlupa National High School	129,178,000	8,040,000	137,218,000
Pedro E. Diaz High School	114,765,000	8,080,000	122,845,000

Division of Navotas City	334,925,000	21,992,000	356,917,000

Division Office - Proper	8,966,000	1,949,000	10,915,000
Kaunlaran High School	86,925,000	5,349,000	92,274,000
Navotas National High School	85,084,000	5,445,000	90,529,000
San Rafael Technological and Vocational High School	28,996,000	1,639,000	30,635,000
San Roque National High School	58,637,000	3,367,000	62,004,000
Tangos National High School	37,121,000	2,158,000	39,279,000
Tanza National High School	29,196,000	2,085,000	31,281,000

254	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Parañaque	749,546,000	57,557,000	807,103,000

Division Office - Proper	440,215,000	30,163,000	470,378,000
Baclaran National High School	28,686,000	1,757,000	30,443,000
Dr. Arcadio Santos National High School (Main)	59,886,000	4,293,000	64,179,000
Parañaque National High School (Main)	220,759,000	21,344,000	242,103,000

Division of Pasay City	527,306,000	29,706,000	557,012,000

Division Office - Proper	66,738,000	4,797,000	71,535,000
Kalayaan National High School	56,878,000	3,679,000	60,557,000
Pasay City East High School	84,832,000	5,354,000	90,186,000
Pasay City National Science High School	21,362,000	1,212,000	22,574,000
Pasay City North High School	38,676,000	2,198,000	40,874,000
Pasay City South High School	76,930,000	4,302,000	81,232,000
Pasay City West High School	98,672,000	6,329,000	105,001,000
Philippine National School for the Blind
(Philippine School for the Blind)	25,595,000	535,000	26,130,000
Philippine School for the Deaf	57,623,000	1,300,000	58,923,000

Division of Pasig City	1,059,417,000	72,112,000	1,131,529,000

Division Office - Proper	190,331,000	14,217,000	204,548,000
Eusebio High School (Rizal High School - Rosario)	73,745,000	4,986,000	78,731,000
Kapitolyo High School (Rizal High School - Kapitolyo)	37,756,000	2,552,000	40,308,000
Manggahan High School (Rizal High School - Manggahan Annex)	98,530,000	6,602,000	105,132,000
Pinagbuhatan High School (Rizal High School - Pinagbuhatan)	88,457,000	5,627,000	94,084,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)	68,619,000	3,846,000	72,465,000
Rizal High School (Main)	188,365,000	11,790,000	200,155,000
Sagad High School (Rizal High School - Sagad)	55,018,000	3,882,000	58,900,000
San Joaquin / Kalawaan High School	103,212,000	7,139,000	110,351,000
Santolan High School (Rizal High School - Santolan)	61,767,000	4,573,000	66,340,000
Sta. Lucia High School	93,617,000	6,898,000	100,515,000

Division of Quezon City	3,379,779,000	226,142,000	3,605,921,000

Division Office - Proper	60,277,000	9,172,000	69,449,000
Bagong Silangan High School	106,226,000	7,348,000	113,574,000
Balara High School	50,118,000	3,427,000	53,545,000
Balingasa High School	25,791,000	1,885,000	27,676,000
Camp Crame High School	18,581,000	1,096,000	19,677,000
Camp Gen. Emilio Aguinaldo High School	45,705,000	2,605,000	48,310,000
Carlos L. Albert High School	81,288,000	5,509,000	86,797,000
Carlos P. Garcia High School	22,861,000	1,492,000	24,353,000
Commonwealth High School	175,273,000	9,897,000	185,170,000
Corazon C. Aquino National High School	274,357,000	18,184,000	292,541,000
Culiat High School	69,195,000	3,758,000	72,953,000
Don Alejandro Roces, Sr. Science and Technology High School	36,816,000	3,187,000	40,003,000
Don Quintin Paredes High School	12,878,000	968,000	13,846,000
Doña Josefa Jara Martinez Vocational High School	34,902,000	2,434,000	37,336,000
Doña Rosario High School	74,331,000	5,127,000	79,458,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	255
DEPARTMENT OF EDUCATION

Ernesto Rondon High School (Project 6 High School)	77,938,000	5,309,000	83,247,000
Eulogio Rodriguez, Jr. High School	56,904,000	3,598,000	60,502,000
Flora A. Ylagan High School	36,056,000	2,493,000	38,549,000
Holy Spirit National High School	75,888,000	5,382,000	81,270,000
Ismael Mathay, Sr. High School (GSIS Village High School)	72,072,000	4,907,000	76,979,000
Jose P. Laurel, Sr. High School	42,214,000	2,471,000	44,685,000
Juan Sumulong High School	44,671,000	2,319,000	46,990,000
Judge Feliciano Belmonte, Sr. High School	99,774,000	6,318,000	106,092,000
Judge Juan Luna High School	54,581,000	3,387,000	57,968,000
Justice Cecilia Muñoz-Palma High School	149,001,000	11,407,000	160,408,000
Krus na Ligas High School	44,290,000	2,891,000	47,181,000
Lagro High School (Main)	118,589,000	7,148,000	125,737,000
Maligaya High School	67,059,000	4,770,000	71,829,000
Manuel Roxas High School	39,434,000	2,432,000	41,866,000
Masambong High School	27,649,000	1,830,000	29,479,000
New Era High School	77,256,000	4,935,000	82,191,000
NOH School for the Crippled Children	24,738,000	782,000	25,520,000
North Fairview High School	99,821,000	6,789,000	106,610,000
Novaliches High School (Main)	115,731,000	7,962,000	123,693,000
Ponciano Bernardo High School	21,625,000	1,493,000	23,118,000
Pugad Lawin High School	29,313,000	2,175,000	31,488,000
Quezon City High School	77,748,000	4,578,000	82,326,000
Quezon City Science High School	42,274,000	4,536,000	46,810,000
Quirino High School	79,495,000	4,487,000	83,982,000
Ramon Magsaysay (Cubao) High School	123,935,000	6,054,000	129,989,000
San Bartolome High School	162,083,000	9,688,000	171,771,000
San Francisco High School (Don Mariano Marcos High School)	125,574,000	8,766,000	134,340,000
San Jose High School	18,577,000	1,442,000	20,019,000
Sauyo High School (Pasong Tamo High School)	93,964,000	5,784,000	99,748,000
Sergio Osmeña, Sr. High School (Main)	54,194,000	3,068,000	57,262,000
Sta. Lucia High School	77,248,000	5,496,000	82,744,000
Tandang Sora National High School	61,484,000	5,356,000	66,840,000

Division of San Juan City	80,487,000	6,077,000	86,564,000

Division Office - Proper	11,438,000	1,977,000	13,415,000
San Juan National High School	69,049,000	4,100,000	73,149,000

Division of Taguig and Pateros	1,387,748,000	98,052,000	1,485,800,000

Division Office - Proper	233,589,000	28,882,000	262,471,000
Bagumbayan National High School	75,529,000	5,142,000	80,671,000
Benigno “Ninoy” Aquino High School	115,008,000	8,903,000	123,911,000
Fort Bonifacio High School	155,006,000	9,248,000	164,254,000
Gen. Ricardo G. Papa, Sr. Memorial High School, Main	81,044,000	3,100,000	84,144,000
Makati West High School (Makati Science High School)	30,067,000	1,884,000	31,951,000
Pateros National High School	72,562,000	3,624,000	76,186,000
Pitogo High School	78,344,000	4,825,000	83,169,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School	17,401,000	1,303,000	18,704,000
Signal Village National High School (Signal Village High School)	220,554,000	11,956,000	232,510,000
Taguig National High School	54,416,000	3,294,000	57,710,000

256	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Taguig Science High School	19,794,000	1,713,000	21,507,000
Tipas National High School	40,406,000	2,771,000	43,177,000
Upper Bicutan National High School	97,638,000	5,890,000	103,528,000
Western Bicutan National High School	96,390,000	5,517,000	101,907,000

Division of Valenzuela	1,076,705,000	67,030,000	1,143,735,000

Division Office - Proper	420,716,000	27,759,000	448,475,000
Bignay National High School	52,773,000	3,586,000	56,359,000
Caruhatan National High School	39,445,000	2,009,000	41,454,000
Dalandanan National High School	78,616,000	4,269,000	82,885,000
General T. De Leon National High School	97,470,000	5,844,000	103,314,000
Lawang Bato National High School	52,280,000	3,270,000	55,550,000
Malinta National High School	68,143,000	4,746,000	72,889,000
Mapulang Lupa National High School	34,911,000	1,737,000	36,648,000
Maysan National High School	43,284,000	2,682,000	45,966,000
Parada National High School	31,343,000	1,793,000	33,136,000
Polo National High School	80,318,000	4,917,000	85,235,000
Valenzuela National High School (Main)	77,406,000	4,418,000	81,824,000

Region I - Ilocos	9,121,259,000	745,446,000	9,866,705,000

Division of Alaminos City	163,873,000	14,558,000	178,431,000

Division Office - Proper	35,727,000	3,912,000	39,639,000
Alaminos City National High School	79,834,000	6,191,000	86,025,000
Alos National High School	17,577,000	1,538,000	19,115,000
San Vicente National High School	13,627,000	1,274,000	14,901,000
Telbang National High School	17,108,000	1,643,000	18,751,000

Division of Batac City	67,793,000	7,175,000	74,968,000

Division Office - Proper	15,178,000	2,286,000	17,464,000
Batac National High School	15,142,000	1,448,000	16,590,000
City of Batac National High School Poblacion	37,473,000	3,441,000	40,914,000

Division of Candon City	110,288,000	8,961,000	119,249,000

Division Office - Proper	42,838,000	4,073,000	46,911,000
Candon National High School	67,450,000	4,888,000	72,338,000

Division of Dagupan City	290,830,000	20,051,000	310,881,000

Division Office - Proper	79,286,000	6,386,000	85,672,000
Bonuan Boquig National High School	48,626,000	3,209,000	51,835,000
Dagupan City National High School	125,461,000	8,128,000	133,589,000
Judge Jose de Venecia, Sr. Technical-Vocational
Secondary School	37,457,000	2,328,000	39,785,000

Division of Ilocos Norte	712,736,000	64,707,000	777,443,000

Division Office - Proper	191,690,000	23,483,000	215,173,000
Bacarra National Comprehensive High School	56,450,000	4,160,000	60,610,000
Bangui National High School	20,704,000	1,727,000	22,431,000
Burgos Agro-Industrial School	21,994,000	1,877,000	23,871,000
Cadaratan National High School	11,320,000	1,086,000	12,406,000
Caestebanan National High School	8,322,000	769,000	9,091,000
Caribquib National High School	7,850,000	679,000	8,529,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	257
DEPARTMENT OF EDUCATION

Catagtaguen National High School	10,119,000	1,344,000	11,463,000
Davila National High School	11,838,000	1,032,000	12,870,000
Dingras National High School & Lt. Edgar Foz Memorial National High School	38,453,000	1,698,000	40,151,000
Dumalneg National High School	7,652,000	853,000	8,505,000
Ilocos Norte Agricultural College	39,715,000	2,907,000	42,622,000
Luzong National High School	13,171,000	1,379,000	14,550,000
Marcos National High School	21,048,000	1,938,000	22,986,000
Nagrebcan National High School	8,708,000	756,000	9,464,000
Nueva Era National High School	13,580,000	1,087,000	14,667,000
Pagsanahan National High School	8,695,000	786,000	9,481,000
Pagudpud National High School	17,894,000	1,427,000	19,321,000
Paoay National High School	21,847,000	1,966,000	23,813,000
Pasaleng National High School	9,225,000	936,000	10,161,000
Piddig National High School	19,570,000	1,577,000	21,147,000
Pinili National High School	22,183,000	1,798,000	23,981,000
San Nicolas National High School	42,867,000	2,978,000	45,845,000
Sarrat National High School	34,569,000	2,271,000	36,840,000
Solsona National High School	26,588,000	1,922,000	28,510,000
Sta. Rosa National High School	15,751,000	1,471,000	17,222,000
Wilbur C. Go National High School	10,933,000	800,000	11,733,000

Division of Ilocos Sur	789,986,000	76,494,000	866,480,000

Division Office - Proper	377,782,000	47,504,000	425,286,000
Burgos National High School	19,735,000	1,490,000	21,225,000
Cabugao National High School	23,238,000	1,513,000	24,751,000
Cervantes National High School	18,824,000	1,788,000	20,612,000
Lussoc National High School	27,129,000	1,794,000	28,923,000
Magsingal National High School	17,947,000	1,412,000	19,359,000
Naglaoa-an National High School	16,198,000	1,114,000	17,312,000
Narvacan National Central High School	59,992,000	4,118,000	64,110,000
San Juan National High School	36,938,000	2,361,000	39,299,000
Santa Maria National High School	37,848,000	2,785,000	40,633,000
Sinait National High School	59,888,000	4,089,000	63,977,000
Suyo National High School	16,216,000	1,348,000	17,564,000
Tagudin National High School	54,078,000	3,430,000	57,508,000
Teodoro Hernaez National High School	24,173,000	1,748,000	25,921,000

Division of La Union	1,155,551,000	100,633,000	1,256,184,000

Division Office - Proper	503,741,000	58,011,000	561,752,000
Aringay National High School	42,459,000	2,803,000	45,262,000
Bacnotan National High School	60,022,000	3,139,000	63,161,000
Castor Z. Concepcion Memorial National High School	34,336,000	2,393,000	36,729,000
Damortis National High School	23,669,000	1,717,000	25,386,000
Don E. De Guzman Memorial National High School	65,887,000	3,901,000	69,788,000
Don Eufemio F. Eriguel Memorial National High School	51,922,000	2,841,000	54,763,000
Doña Francisca Lacsamana Viuda de Ortega Memorial National High School	50,631,000	2,987,000	53,618,000
Luna National High School	39,232,000	2,364,000	41,596,000
Naguilian National High School	58,390,000	3,252,000	61,642,000
President Elpidio Quirino National High School	38,974,000	2,133,000	41,107,000
Regional Science High School, La Union	12,256,000	3,188,000	15,444,000
Rosario Integrated School	54,682,000	3,373,000	58,055,000
San Gabriel Vocational High School	17,690,000	1,644,000	19,334,000
San Juan National High School	24,926,000	1,557,000	26,483,000

258	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Sto. Rosario National High School	20,266,000	1,333,000	21,599,000
Sto. Tomas National High School	30,405,000	2,181,000	32,586,000
Tubao National High School	26,063,000	1,816,000	27,879,000

Division of Laoag City	209,114,000	17,531,000	226,645,000

Division Office - Proper	12,185,000	3,265,000	15,450,000
Gabu National High School	16,116,000	1,303,000	17,419,000
Ilocos Norte College of Arts and Trades	74,866,000	5,629,000	80,495,000
Ilocos Norte National High School	88,557,000	6,250,000	94,807,000
Ilocos Norte Regional School of Fisheries	17,390,000	1,084,000	18,474,000

Division of Pangasinan I	2,496,708,000	192,335,000	2,689,043,000

Division Office - Proper	995,894,000	91,763,000	1,087,657,000
Agno National High School	35,181,000	2,292,000	37,473,000
Anda National High School	18,860,000	1,269,000	20,129,000
Balingasay National High School	14,958,000	1,092,000	16,050,000
Bangan Oda National High School	11,847,000	941,000	12,788,000
Bani National High School (San Jose)	20,056,000	1,380,000	21,436,000
Basista National High School	50,950,000	3,753,000	54,703,000
Bayambang National High School (Bayambang)	112,480,000	6,799,000	119,279,000
Binabalian National High School	18,623,000	1,249,000	19,872,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)	42,369,000	2,731,000	45,100,000
Bolinao School of Fisheries	23,055,000	1,229,000	24,284,000
Bued National High School	25,995,000	1,602,000	27,597,000
Burgos National High School	28,409,000	2,166,000	30,575,000
Calasiao Comprehensive National High School	98,702,000	9,219,000	107,921,000
Camaley National High School	19,054,000	1,191,000	20,245,000
Dacap Norte National High School	23,971,000	1,633,000	25,604,000
Daniel Maramba National High School	78,318,000	4,633,000	82,951,000
Dulag National High School	24,112,000	1,436,000	25,548,000
Dumpay National High School	21,575,000	1,541,000	23,116,000
Eguia National High School	19,485,000	1,268,000	20,753,000
Enrico T. Prado National High School	24,894,000	1,640,000	26,534,000
Estanza National High School	18,659,000	1,197,000	19,856,000
Irene Rayos Ombac National High School	34,516,000	1,922,000	36,438,000
Labrador National High School	39,561,000	2,940,000	42,501,000
Lasip National High School	22,088,000	1,496,000	23,584,000
Luna National High School	13,954,000	1,053,000	15,007,000
Macarang National High School	25,762,000	1,809,000	27,571,000
Malasiqui National High School	79,253,000	4,656,000	83,909,000
Mangatarem National High School	77,142,000	5,202,000	82,344,000
Mapandan National High School	50,608,000	3,783,000	54,391,000
Olea National High School	17,390,000	1,181,000	18,571,000
Pangasinan National High School	124,903,000	7,447,000	132,350,000
Pangasinan School of Arts and Trades	54,125,000	4,041,000	58,166,000
Parayao National High School	24,982,000	1,589,000	26,571,000
Payas National High School	15,806,000	1,162,000	16,968,000
Pilar National High School	16,667,000	1,154,000	17,821,000
Polong National High School	46,036,000	2,933,000	48,969,000
Salomague National High School	19,840,000	1,204,000	21,044,000
Sual National High School	49,246,000	2,922,000	52,168,000
Tococ National High School	18,181,000	1,230,000	19,411,000
Urbiztondo National High School	24,136,000	1,592,000	25,728,000
Zaragoza National High School	15,065,000	995,000	16,060,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	259
DEPARTMENT OF EDUCATION

Division of Pangasinan II	2,113,657,000	160,254,000	2,273,911,000

Division Office - Proper	683,821,000	67,674,000	751,495,000
Alejandro F. Oligan National High School	12,623,000	1,111,000	13,734,000
Amamperez Agro-Industrial High School	11,013,000	857,000	11,870,000
Angela Valdez Ramos National High School	28,808,000	1,717,000	30,525,000
Antonio P. Villar National High School	22,524,000	1,790,000	24,314,000
Arboleda National High School	15,024,000	1,234,000	16,258,000
Artacho National High School	16,642,000	994,000	17,636,000
Balungao National High School	24,661,000	2,068,000	26,729,000
Bautista National High School	48,115,000	3,637,000	51,752,000
Benigno V. Aldana National High School	76,361,000	4,367,000	80,728,000
Bobonan National High School	11,342,000	849,000	12,191,000
Cabilaoan Agro-Industrial High School	14,246,000	1,185,000	15,431,000
Cipriano Primicias Memorial National High School	32,581,000	2,279,000	34,860,000
David National High School	14,493,000	941,000	15,434,000
Don Ramon E. Costales Memorial National High School	70,399,000	4,208,000	74,607,000
Eastern Pangasinan Agricultural College	42,863,000	2,829,000	45,692,000
Guiling-Coliling National High School	17,032,000	1,077,000	18,109,000
Juan G. Macaraeg National High School	77,326,000	4,645,000	81,971,000
Laoac National High School	27,844,000	2,100,000	29,944,000
Lobong National High School	22,261,000	1,692,000	23,953,000
Luciano Millan National High School	46,955,000	2,901,000	49,856,000
Mabilao National High School	19,035,000	1,374,000	20,409,000
Manaoag National High School	90,050,000	5,381,000	95,431,000
Mangaldan National High School	140,311,000	8,456,000	148,767,000
Mataas na Paaralang Juan C. Laya	55,396,000	2,884,000	58,280,000
Natividad National High School	16,121,000	1,460,000	17,581,000
Pindangan National High School, Alcala	18,090,000	981,000	19,071,000
Rosales National High School	95,472,000	5,617,000	101,089,000
San Fabian National High School	77,489,000	4,668,000	82,157,000
San Jacinto National High School	59,443,000	4,082,000	63,525,000
San Nicolas East National High School	21,127,000	1,309,000	22,436,000
San Quintin National High School	36,600,000	2,915,000	39,515,000
Tayug National High School	81,954,000	5,630,000	87,584,000
Toboy National High School	15,338,000	1,015,000	16,353,000
Umingan National High School	70,297,000	4,327,000	74,624,000

Division of San Carlos City	363,141,000	30,375,000	393,516,000

Division Office - Proper	159,770,000	14,648,000	174,418,000
Abanon National High School	30,030,000	1,938,000	31,968,000
Pangalangan National High School	20,607,000	1,647,000	22,254,000
Speaker Eugenio Perez National Agricultural School	96,640,000	7,354,000	103,994,000
Tandoc National High School	27,031,000	2,527,000	29,558,000
Turac National High School	29,063,000	2,261,000	31,324,000

Division of San Fernando City	166,463,000	14,738,000	181,201,000

Division Office - Proper	54,362,000	8,592,000	62,954,000
La Union National High School	112,101,000	6,146,000	118,247,000

Division of Urdaneta City	313,967,000	24,877,000	338,844,000

Division Office - Proper	151,772,000	14,361,000	166,133,000
Badipa National High School	20,496,000	1,526,000	22,022,000

260	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Lananpin National High School	18,947,000	1,556,000	20,503,000
Palina East National High School	21,030,000	1,217,000	22,247,000
Urdaneta City National High School	101,722,000	6,217,000	107,939,000

Division of Vigan City	167,152,000	12,757,000	179,909,000

Division Office - Proper	22,048,000	2,462,000	24,510,000
Ilocos Sur National High School	145,104,000	10,295,000	155,399,000

Cordillera Administrative Region (CAR)	3,148,406,000	303,222,000	3,451,628,000

Division of Abra	399,364,000	40,045,000	439,409,000

Division Office - Proper	228,529,000	29,012,000	257,541,000
Abra High School	56,514,000	3,111,000	59,625,000
Cristina B. Gonzales Memorial High School	28,645,000	1,690,000	30,335,000
Manabo National High School	17,897,000	1,651,000	19,548,000
Mataragan National Agricultural School	9,389,000	681,000	10,070,000
Northern Abra National High School	24,346,000	1,583,000	25,929,000
Pilar Rural High School	20,530,000	1,186,000	21,716,000
Western Abra National High School	13,514,000	1,131,000	14,645,000

Division of Apayao	245,441,000	28,846,000	274,287,000

Division Office - Proper	193,475,000	25,543,000	219,018,000
Apayao National Industrial and Agricultural High School	19,568,000	853,000	20,421,000
Conner Central National High School	13,924,000	1,052,000	14,976,000
Flora National High School	18,474,000	1,398,000	19,872,000

Division of Baguio City	524,300,000	37,908,000	562,208,000

Division Office - Proper	125,650,000	15,945,000	141,595,000
Baguio City National High School	190,519,000	9,817,000	200,336,000
Guisad Valley National High School	29,997,000	1,960,000	31,957,000
Irisan National High School	33,509,000	2,151,000	35,660,000
Magsaysay National High School	31,603,000	1,708,000	33,311,000
Mil-an National High School	23,313,000	1,848,000	25,161,000
Pines City National High School	72,937,000	3,354,000	76,291,000
Roxas National High School	16,772,000	1,125,000	17,897,000

Division of Benguet	700,072,000	69,378,000	769,450,000

Division Office - Proper	321,986,000	46,018,000	368,004,000
Alejo M. Pacalso Memorial National High School	21,967,000	1,443,000	23,410,000
Ampusongan National High School	12,083,000	777,000	12,860,000
Atok National High School	19,422,000	913,000	20,335,000
Benguet National High School	75,170,000	4,263,000	79,433,000
Bokod National High School	14,693,000	1,223,000	15,916,000
Buguias National High School	10,752,000	752,000	11,504,000
Governor Bado Dangwa Agro-Industrial School	33,102,000	1,693,000	34,795,000
Kamora National High School	16,231,000	1,075,000	17,306,000
Kibungan National High School	15,977,000	971,000	16,948,000
La Trinidad National High School	17,221,000	1,272,000	18,493,000
Lepanto National High School	26,074,000	1,358,000	27,432,000
Loo National High School	24,340,000	1,867,000	26,207,000
Mankayan National High School	23,399,000	1,143,000	24,542,000
Tuba National High School, Nangalisan	22,481,000	1,005,000	23,486,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	261
DEPARTMENT OF EDUCATION

Tublay School of Home Industries	45,174,000	3,605,000	48,779,000

Division of Ifugao	311,069,000	33,382,000	344,451,000

Division Office - Proper	191,070,000	25,528,000	216,598,000
Banaue National High School	13,601,000	827,000	14,428,000
Hapid National High School	17,920,000	795,000	18,715,000
Hingyon National High School	12,244,000	755,000	12,999,000
Lawig National High School	17,805,000	1,305,000	19,110,000
Mayoyao National High School	9,065,000	694,000	9,759,000
Namillangan National High School	14,536,000	973,000	15,509,000
Sta. Maria National High School	34,828,000	2,505,000	37,333,000

Division of Kalinga	256,667,000	24,478,000	281,145,000

Division Office - Proper	176,095,000	20,314,000	196,409,000
Balbalan Agricultural and Industrial School	18,001,000	962,000	18,963,000
Pinukpuk Vocational School	26,179,000	1,088,000	27,267,000
Rizal National School of Arts and Trades	20,891,000	1,413,000	22,304,000
Tanudan Vocational School	15,501,000	701,000	16,202,000

Division of Mt. Province	460,598,000	44,065,000	504,663,000

Division Office -Proper	295,966,000	33,712,000	329,678,000
Antadao National High School	7,236,000	626,000	7,862,000
Bacarri National Trade-Agricultural High School	12,560,000	652,000	13,212,000
Eastern Bontoc National Agricultural
Vocational High School	16,768,000	652,000	17,420,000
Guinzadan National High School	14,464,000	1,020,000	15,484,000
Mountain Province General Comprehensive
High School	39,436,000	1,992,000	41,428,000
Natonin National High School	9,851,000	739,000	10,590,000
Panabungen School of Arts, Trades and Home Industries	6,163,000	638,000	6,801,000
Paracelis Technical and Vocational High School	23,192,000	1,694,000	24,886,000
Serapio Gawan National High School	13,324,000	1,099,000	14,423,000
Tadian School of Arts and Trades	21,638,000	1,241,000	22,879,000

Division of Tabuk City	250,895,000	25,120,000	276,015,000

Division Office - Proper	109,474,000	15,688,000	125,162,000
Kalinga National High School	49,126,000	2,535,000	51,661,000
Tabuk City National High School	79,081,000	5,897,000	84,978,000
Tuga National High School	13,214,000	1,000,000	14,214,000

Region II - Cagayan Valley	6,117,304,000	543,331,000	6,660,635,000

Division of Batanes	102,455,000	7,304,000	109,759,000

Division Office - Proper	33,851,000	3,481,000	37,332,000
Batanes National Science High School (Batanes National High School)	30,206,000	1,884,000	32,090,000
Itbayat National Agricultural High School	19,497,000	956,000	20,453,000
Sabtang National School of Fisheries	18,901,000	983,000	19,884,000

Division of Cagayan	1,802,079,000	154,637,000	1,956,716,000

Division Office - Proper	1,136,275,000	109,423,000	1,245,698,000

262	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Abulug National Rural and Vocational High School	19,864,000	1,236,000	21,100,000
Abulug School of Fisheries	16,088,000	1,123,000	17,211,000
Alcala Rural School	16,564,000	949,000	17,513,000
Allacapan Vocational High School	37,804,000	3,027,000	40,831,000
Amulung National High School	27,871,000	1,841,000	29,712,000
Aparri School of Arts and Trades	33,278,000	3,286,000	36,564,000
Baggao National Agricultural School	33,658,000	1,919,000	35,577,000
Bukig National Agricultural and Technical School	29,349,000	2,034,000	31,383,000
Camalaniugan High School	45,543,000	3,470,000	49,013,000
Claveria Rural and Vocational School	18,682,000	1,039,000	19,721,000
Claveria School of Arts and Trades	39,899,000	2,335,000	42,234,000
Enrile Vocational High School	40,017,000	2,482,000	42,499,000
Gattaran National Trade School	32,507,000	2,715,000	35,222,000
Itawes National Agriculture and Technological School	31,118,000	1,276,000	32,394,000
Pamplona National School of Fisheries	20,366,000	1,236,000	21,602,000
Peñablanca National High School	35,698,000	2,465,000	38,163,000
Sanchez Mira School of Arts and Trades	32,030,000	2,332,000	34,362,000
Solana Fresh Water and Fisheries School	29,747,000	1,417,000	31,164,000
Sta. Ana Fishery National High School	30,486,000	2,374,000	32,860,000
Tuao Vocational and Technical School	27,245,000	1,862,000	29,107,000
Vicente D. Trinidad National High School	28,770,000	2,100,000	30,870,000
Western Cagayan School of Arts and Trades	39,220,000	2,696,000	41,916,000

Division of Cauayan City	219,036,000	21,233,000	240,269,000

Division Office - Proper	100,027,000	12,720,000	112,747,000
Cauayan City National High School	105,186,000	7,327,000	112,513,000
Cauayan City Science and Technology High School	13,823,000	1,186,000	15,009,000

Division of Ilagan City	272,860,000	22,861,000	295,721,000

Division Office - Proper	95,600,000	10,950,000	106,550,000
Ilagan West National High School	16,065,000	1,215,000	17,280,000
Isabela National High School	96,306,000	5,694,000	102,000,000
Isabela School of Arts and Trades	50,441,000	3,562,000	54,003,000
San Antonio Agricultural High School	14,448,000	1,440,000	15,888,000

Division of Isabela	2,114,772,000	189,811,000	2,304,583,000

Division Office - Proper	856,732,000	98,951,000	955,683,000
Addalam Region High School	8,474,000	582,000	9,056,000
Alfreda Albano National High School	25,565,000	1,546,000	27,111,000
Alicia National High School, Paddad	43,203,000	3,018,000	46,221,000
Angadanan High School	19,020,000	1,466,000	20,486,000
Benito Soliven National High School	24,770,000	2,090,000	26,860,000
Burgos National High School	15,517,000	1,446,000	16,963,000
Cabatuan National High School - Main	33,646,000	2,450,000	36,096,000
Cagasat High School	16,739,000	1,333,000	18,072,000
Calanigan National High School	14,486,000	1,357,000	15,843,000
Callang National High School - Main	27,452,000	2,078,000	29,530,000
Delfin Albano High School (Main)	60,049,000	3,449,000	63,498,000
Dibuluan National High School	14,804,000	953,000	15,757,000
Don Mariano Marcos National High School	25,855,000	1,521,000	27,376,000
Doña Aurora National High School - Main	65,757,000	4,664,000	70,421,000
Gamu Agri-Fishery School	42,952,000	2,631,000	45,583,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	263
DEPARTMENT OF EDUCATION

Isabela School of Fisheries	22,108,000	962,000	23,070,000
Jones Rural School	45,572,000	3,098,000	48,670,000
Lalauanan High School	20,013,000	1,286,000	21,299,000
Luna National High School	24,077,000	2,136,000	26,213,000
Mabini National High School	14,578,000	1,497,000	16,075,000
Muñoz National High School - Main	23,587,000	1,525,000	25,112,000
Naguilian National High School	27,712,000	2,311,000	30,023,000
Palanan National High School	14,232,000	1,204,000	15,436,000
Quezon National High School - Main	20,937,000	2,007,000	22,944,000
Quirino National High School - Main	21,092,000	1,955,000	23,047,000
Ramon National High School	27,099,000	1,575,000	28,674,000
Raniag High School	34,417,000	2,440,000	36,857,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)	14,812,000	3,215,000	18,027,000
Reina Mercedes Vocational and Industrial School	47,417,000	3,326,000	50,743,000
Rizal Region National High School, Alicia, Isabela	14,844,000	1,141,000	15,985,000
Roxas National High School	56,150,000	3,492,000	59,642,000
Salinungan National High School	27,994,000	2,126,000	30,120,000
San Agustin National High School	13,519,000	876,000	14,395,000
San Antonio National High School, Delfin Albano	19,405,000	1,743,000	21,148,000
San Isidro National High School	29,174,000	2,353,000	31,527,000
San Jose National High School	17,627,000	1,550,000	19,177,000
San Mariano National High School - Main	47,450,000	2,154,000	49,604,000
San Mateo Vocational and Industrial High School	37,361,000	2,477,000	39,838,000
San Pablo National High School	22,433,000	1,328,000	23,761,000
Sandiat National High School	18,674,000	1,364,000	20,038,000
Santa Maria National High School - Main	29,177,000	2,384,000	31,561,000
St. Paul Vocational and Industrial High School	23,412,000	1,651,000	25,063,000
Sto. Tomas National High School	38,722,000	2,388,000	41,110,000
Tumauini National High School	40,989,000	2,958,000	43,947,000
Ugad High School	25,167,000	1,754,000	26,921,000

Division of Nueva Vizcaya	737,625,000	66,231,000	803,856,000

Division Office - Proper	256,446,000	32,425,000	288,871,000
Alfonso Castañeda National High School	14,190,000	932,000	15,122,000
Aritao National High School	41,466,000	3,150,000	44,616,000
Bagabag National High School	34,069,000	2,392,000	36,461,000
Bambang National High School	59,494,000	3,841,000	63,335,000
Bintawan National High School	29,519,000	2,398,000	31,917,000
Bonfal National High School	16,183,000	1,237,000	17,420,000
Diadi National High School	29,861,000	2,534,000	32,395,000
Dupax del Sur National High School	16,436,000	1,085,000	17,521,000
Kasibu National Agricultural School	21,647,000	2,089,000	23,736,000
Lamo National High School	24,302,000	1,535,000	25,837,000
Nansiakan National High School	12,202,000	759,000	12,961,000
Nueva Vizcaya General Comprehensive High School	69,260,000	4,475,000	73,735,000
Quezon National High School	27,384,000	1,792,000	29,176,000
Salinas National High School	9,406,000	760,000	10,166,000
Solano High School	59,378,000	3,849,000	63,227,000
Uddiawan National High School	16,382,000	978,000	17,360,000

Division of Quirino	413,664,000	39,849,000	453,513,000

Division Office - Proper	200,946,000	24,387,000	225,333,000
Cabarroguis National School of Arts and Trades	28,199,000	2,263,000	30,462,000

264	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Diffun National High School	45,972,000	3,180,000	49,152,000
Maddela Comprehensive High School	40,244,000	2,685,000	42,929,000
Pinaripad National High School	19,177,000	1,431,000	20,608,000
Quirino General High School, Main Campus	35,170,000	2,302,000	37,472,000
Saguday National High School	28,302,000	2,402,000	30,704,000
Victoria High School (Aglipay National High School - Victoria Annex)	15,654,000	1,199,000	16,853,000

Division of Santiago City	182,362,000	17,610,000	199,972,000

Division Office - Proper	28,178,000	7,826,000	36,004,000
Cabulay High School	17,005,000	1,059,000	18,064,000
Divisoria High School	27,414,000	1,851,000	29,265,000
Rizal National High School	31,307,000	1,802,000	33,109,000
Santiago City National High School	78,458,000	5,072,000	83,530,000

Division of Tuguegarao City	272,451,000	23,795,000	296,246,000

Division Office - Proper	59,474,000	8,769,000	68,243,000
Cagayan National High School	169,344,000	11,643,000	180,987,000
Gosi National High School	17,506,000	1,348,000	18,854,000
Linao National High School	26,127,000	2,035,000	28,162,000

Region III - Central Luzon	16,810,771,000	1,409,727,000	18,220,498,000

Division of Angeles City	588,595,000	43,808,000	632,403,000

Division Office - Proper	153,782,000	16,309,000	170,091,000
Angeles City National High School	104,414,000	7,156,000	111,570,000
Angeles City National Trade School	98,304,000	6,323,000	104,627,000
Angeles City Science High School	16,482,000	1,277,000	17,759,000
Bonifacio V. Romero High School	32,233,000	2,275,000	34,508,000
Francisco G. Nepomuceno Memorial High School	114,020,000	6,715,000	120,735,000
Rafael L. Lazatin Memorial High School	69,360,000	3,753,000	73,113,000

Division of Aurora	522,495,000	43,621,000	566,116,000

Division Office - Proper	198,753,000	21,881,000	220,634,000
Aurora National High School	21,657,000	1,275,000	22,932,000
Baler National High School	36,631,000	2,739,000	39,370,000
Casiguran National High School	23,093,000	1,481,000	24,574,000
Dilasag National High School	19,737,000	1,229,000	20,966,000
Dingalan National High School	21,551,000	1,763,000	23,314,000
Ditumabo National High School	18,856,000	1,245,000	20,101,000
E.C. Ronquillo Memorial High School (Quirino National High School)	23,919,000	1,238,000	25,157,000
Ibona National High School	19,929,000	1,179,000	21,108,000
J.C. Angara Memorial National High School (Dinalungan National High School)	18,080,000	1,719,000	19,799,000
Lual National High School	27,393,000	1,791,000	29,184,000
Ma. Aurora National High School	25,021,000	1,729,000	26,750,000
Manggitahan National High School	18,246,000	1,028,000	19,274,000
Mucdol National High School	25,930,000	1,889,000	27,819,000
San Luis National High School	23,699,000	1,435,000	25,134,000

Division of Balanga City	188,591,000	18,549,000	207,140,000

Division Office - Proper	8,821,000	4,097,000	12,918,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	265
DEPARTMENT OF EDUCATION

Bataan National High School	130,386,000	10,371,000	140,757,000
City of Balanga National High School	49,384,000	4,081,000	53,465,000

Division of Bataan	1,055,677,000	106,486,000	1,162,163,000

Division Office - Proper	247,852,000	52,257,000	300,109,000
B. Camacho National High School	48,862,000	3,523,000	52,385,000
Balsik National High School	30,124,000	2,049,000	32,173,000
Bataan School of Fisheries	47,749,000	2,868,000	50,617,000
E.C. Bernabe National High School	28,316,000	2,258,000	30,574,000
Hermosa National High School	39,606,000	2,684,000	42,290,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)	33,619,000	2,150,000	35,769,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)	35,832,000	2,646,000	38,478,000
Lamao National High School	35,400,000	2,199,000	37,599,000
Limay National High School	71,743,000	4,483,000	76,226,000
Luakan National High School	47,759,000	2,821,000	50,580,000
Magsaysay Integrated School	27,103,000	1,887,000	28,990,000
Mariveles National High School, Cabcaben	55,152,000	3,545,000	58,697,000
Mariveles National High School, Poblacion	88,607,000	5,993,000	94,600,000
Morong National High School	38,430,000	2,852,000	41,282,000
Orani National High School (Resettlement School)	60,706,000	3,842,000	64,548,000
Pablo Roman National High School	52,546,000	3,996,000	56,542,000
Pagalanggang High School	36,937,000	2,160,000	39,097,000
Samal National High School	29,334,000	2,273,000	31,607,000

Division of Bulacan	2,994,013,000	232,523,000	3,226,536,000

Division Office - Proper	246,823,000	39,348,000	286,171,000
Aguinaldo J. Santos National High School	26,020,000	2,011,000	28,031,000
Alexis G. Santos National High School	39,723,000	3,153,000	42,876,000
Angat National High School	10,960,000	1,112,000	12,072,000
Assemblywoman Felicita G. Bernardino Memorial Trade School	148,455,000	10,448,000	158,903,000
Bajet-Castillo High School	51,653,000	3,476,000	55,129,000
Balagtas National Agricultural High School	61,620,000	4,063,000	65,683,000
Bambang National High School - (Iluminada Mendoza-Roxas)	15,211,000	1,382,000	16,593,000
Binagbag National High School	13,718,000	1,210,000	14,928,000
Bunsuran National High School	56,756,000	4,430,000	61,186,000
Bunsuran National High School Annex (Masagana High School)	15,611,000	1,637,000	17,248,000
Calawitan National High School	13,811,000	1,235,000	15,046,000
Calawitan National High School Annex (Akle High School)	12,346,000	1,400,000	13,746,000
Calumpit National High School	57,597,000	3,806,000	61,403,000
Cambaog National High School	17,692,000	1,603,000	19,295,000
Caniogan High School	16,243,000	1,314,000	17,557,000
Carlos F. Gonzales High School (Maguinao Cruz Na Daan NHS)	73,758,000	4,679,000	78,437,000
Catmon National High School	34,518,000	3,818,000	38,336,000
Dampol 1st National High School	24,111,000	1,805,000	25,916,000
Dampol 2nd National High School	33,075,000	2,252,000	35,327,000
Dampol 2nd National High School Annex (Sta. Lucia)	31,240,000	1,977,000	33,217,000
Dampol 2nd National High School Annex (Sta. Peregrina)	30,618,000	2,269,000	32,887,000

266	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Doña Candelaria Duque Meneses High School	24,436,000	1,608,000	26,044,000
Dr. Felipe de Jesus High School	41,435,000	2,772,000	44,207,000
Engr. Virgilio V. Dionisio Memorial School	20,605,000	2,163,000	22,768,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)	43,036,000	2,653,000	45,689,000
Fortunato F. Halili National Agricultural School	64,936,000	4,004,000	68,940,000
Frances High School	28,109,000	1,935,000	30,044,000
FVR National High School - Tigbe	33,408,000	2,085,000	35,493,000
Guiguinto National Vocational High School	106,105,000	5,681,000	111,786,000
Iba National High School	34,360,000	2,275,000	36,635,000
Jaime J. Vistan High School	14,605,000	1,283,000	15,888,000
John J. Russel Memorial High School (Sibul National High School)	35,242,000	2,625,000	37,867,000
Jose J. Mariano Memorial High School	19,357,000	1,387,000	20,744,000
Julian B. Sumbillo High School	14,153,000	1,380,000	15,533,000
Laura de Leon Halili High School	17,063,000	1,344,000	18,407,000
Lolomboy National High School	51,427,000	2,758,000	54,185,000
Mariano Ponce National High School	79,256,000	4,908,000	84,164,000
Maronquillo National High School	15,424,000	1,193,000	16,617,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)	61,395,000	3,848,000	65,243,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro	66,028,000	3,819,000	69,847,000
Minuyan National High School	40,220,000	3,282,000	43,502,000
North Hills Village High School	30,498,000	2,028,000	32,526,000
Norzagaray National High School	54,090,000	3,566,000	57,656,000
Obando National High School	47,634,000	3,273,000	50,907,000
Obando School of Fisheries	12,383,000	692,000	13,075,000
Parada National High School	69,490,000	4,704,000	74,194,000
Partida High School	17,304,000	1,503,000	18,807,000
Prenza National High School	103,951,000	7,045,000	110,996,000
President Diosdado P. Macapagal Memorial High School	26,549,000	2,139,000	28,688,000
Pulong Buhangin National High School	84,497,000	5,972,000	90,469,000
Salapungan National High School	13,866,000	1,226,000	15,092,000
San Francisco Xavier High School	24,201,000	1,738,000	25,939,000
San Ildefonso National High School	61,918,000	4,133,000	66,051,000
San Miguel National High School	139,741,000	9,198,000	148,939,000
San Rafael National Trade School	34,434,000	2,483,000	36,917,000
San Roque National High School (Kapitangan National High School Annex - San Roque)	36,370,000	2,612,000	38,982,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)	46,474,000	3,340,000	49,814,000
Sta. Monica National High School	42,086,000	2,586,000	44,672,000
Sto. Niño High School	20,490,000	1,795,000	22,285,000
Sullivan National High School	23,240,000	1,873,000	25,113,000
Taal High School	52,215,000	3,904,000	56,119,000
Taliptip National High School	24,752,000	1,399,000	26,151,000
Tiaong National High School	14,866,000	1,235,000	16,101,000
Vedasto R. Santiago High School	52,475,000	3,361,000	55,836,000
Virgen De La Flores High School	33,669,000	2,408,000	36,077,000
Virginia Ramirez Cruz National High School	84,661,000	6,879,000	91,540,000

Division of Cabanatuan City	295,280,000	29,200,000	324,480,000

Division Office - Proper	42,957,000	11,584,000	54,541,000
Camp Tinio National High School	43,540,000	3,089,000	46,629,000
Cesar E. Vergara Memorial High School	17,514,000	1,380,000	18,894,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	267
DEPARTMENT OF EDUCATION

Eastern Cabu National High School	22,980,000	1,943,000	24,923,000
Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)	26,811,000	2,112,000	28,923,000
Marciano del Rosario National High School	45,472,000	2,863,000	48,335,000
Mayapyap National High School	39,169,000	2,638,000	41,807,000
San Josef National High School	56,837,000	3,591,000	60,428,000

Division of Gapan City	233,932,000	20,165,000	254,097,000

Division Office - Proper	23,994,000	4,243,000	28,237,000
Cristina David Pascual National High School	16,629,000	1,251,000	17,880,000
Juan R. Liwag Memorial National High School	109,487,000	8,305,000	117,792,000
San Nicolas High School	24,408,000	1,763,000	26,171,000
San Roque National High School	32,335,000	2,481,000	34,816,000
Sta. Cruz National High School	27,079,000	2,122,000	29,201,000

Division of Mabalacat City	399,309,000	32,884,000	432,193,000

Division Office - Proper	117,542,000	11,997,000	129,539,000
Camachiles National High School (Sapang Biabas High School - Resettlement School)	52,718,000	4,369,000	57,087,000
Dona Asuncion Lee Integrated School	57,681,000	4,528,000	62,209,000
Mabalacat Community High School	35,147,000	2,240,000	37,387,000
Mabalacat National High School	44,874,000	3,240,000	48,114,000
Madapdap Resettlement High School	43,186,000	3,096,000	46,282,000
Mauaque High School (Resettlement School)	48,161,000	3,414,000	51,575,000

Division of Malolos City	380,202,000	30,254,000	410,456,000

Division Office - Proper	155,110,000	15,127,000	170,237,000
Bulihan National High School	21,264,000	1,612,000	22,876,000
Malolos Marine Fishery School and Laboratory	36,086,000	2,524,000	38,610,000
Marcelo H. Del Pilar National High School	167,742,000	10,991,000	178,733,000

Division of Meycauayan City	169,768,000	16,464,000	186,232,000

Division Office - Proper	77,238,000	10,118,000	87,356,000
Meycauayan National High School	92,530,000	6,346,000	98,876,000

Division of Muñoz Science City	166,585,000	13,501,000	180,086,000

Division Office - Proper	32,907,000	3,508,000	36,415,000
Muñoz National High School	106,330,000	7,555,000	113,885,000
Muñoz National High School Annex	27,348,000	2,438,000	29,786,000

Division of Nueva Ecija	2,404,824,000	205,084,000	2,609,908,000

Division Office - Proper	476,386,000	69,987,000	546,373,000
Agbannawag National High School	13,578,000	1,094,000	14,672,000
Aliaga National High School	54,783,000	3,648,000	58,431,000
Bartolome Sangalang National High School	59,559,000	4,571,000	64,130,000
Bicos National High School	13,839,000	1,000,000	14,839,000
Bongabon National High School	98,777,000	6,348,000	105,125,000
Cabiao National High School	98,368,000	6,011,000	104,379,000
Cabucbucan National High School	14,513,000	1,131,000	15,644,000
Calaba National High School	21,249,000	1,525,000	22,774,000
Canaan East National High School	14,993,000	1,211,000	16,204,000
Carmen National High School	17,633,000	1,526,000	19,159,000

268	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Carranglan National High School	23,632,000	1,572,000	25,204,000
Cuyapo National High School	43,377,000	2,710,000	46,087,000
Digdig High School	15,886,000	1,200,000	17,086,000
Doña Juana Chioco National High School	49,399,000	3,830,000	53,229,000
Dr. Jose Lapuz Salonga High School (San Mariano National High School Annex)	17,236,000	1,302,000	18,538,000
Dr. Ramon de Santos National High School	41,292,000	2,588,000	43,880,000
Eduardo Joson Memorial High School	39,911,000	3,235,000	43,146,000
Exequiel R. Lina National High School	26,088,000	2,288,000	28,376,000
Gabaldon Vocational Agriculture High School	29,719,000	2,211,000	31,930,000
Galvan High School	17,136,000	1,530,000	18,666,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)	25,434,000	2,264,000	27,698,000
General Luna National High School	13,527,000	1,274,000	14,801,000
General Tinio National High School	59,446,000	3,085,000	62,531,000
Hilario E. Hermosa Memorial High School	19,495,000	1,572,000	21,067,000
Jorge M. Padilla National High School	14,161,000	1,294,000	15,455,000
Julia Ortiz Luis National High School	48,205,000	3,356,000	51,561,000
Lino Bernardo High School (Bago National High School)	16,940,000	1,061,000	18,001,000
Macabaclay National High School	17,660,000	1,386,000	19,046,000
Magpapalayok National High School	13,246,000	1,125,000	14,371,000
Maligaya National High School	21,471,000	1,639,000	23,110,000
Mallorca National High School	25,759,000	1,778,000	27,537,000
Nueva Ecija National High School	133,210,000	6,810,000	140,020,000
Palayan City National High School	55,771,000	5,096,000	60,867,000
Pantabangan National High School	25,002,000	1,570,000	26,572,000
Peñaranda National High School	46,384,000	3,166,000	49,550,000
Putlod - San Jose National High School	27,772,000	1,904,000	29,676,000
Putlod - San Jose National High School Annex	27,794,000	1,841,000	29,635,000
Restituto B. Peria High School (Bibiclat National High School)	16,160,000	1,077,000	17,237,000
Ricardo Dizon Canlas Agricultural School	13,571,000	1,299,000	14,870,000
Rio-Chico National High School	14,724,000	1,047,000	15,771,000
Rizal National High School	42,119,000	3,010,000	45,129,000
San Anton National High School	19,825,000	1,043,000	20,868,000
San Francisco National High School	29,876,000	1,799,000	31,675,000
San Mariano National High School (San Francisco High School Annex)	24,070,000	1,383,000	25,453,000
San Ricardo National High School	42,590,000	2,567,000	45,157,000
Sibul National High School	17,209,000	1,317,000	18,526,000
Sta. Rita National High School	12,765,000	1,051,000	13,816,000
Sta. Rosa High School	44,691,000	2,709,000	47,400,000
Sto. Domingo National Trade School	57,813,000	5,431,000	63,244,000
Sto. Rosario National High School, Sta. Rosa	28,845,000	1,903,000	30,748,000
Talabutab Norte National High School	11,294,000	1,157,000	12,451,000
Talavera National High School	92,337,000	5,896,000	98,233,000
Talugtug National High School (Osmeña-Roxas National High School)	25,628,000	2,088,000	27,716,000
Teodoro A. Dionisio National High School	22,613,000	1,529,000	24,142,000
Triala National High School	16,903,000	1,251,000	18,154,000
V. R. Bumanlag High School (Sto. Tomas National High School)	16,371,000	1,182,000	17,553,000
Vaca Valley National High School	18,492,000	1,794,000	20,286,000
Zaragoza National High School	58,297,000	3,812,000	62,109,000

Division of Olongapo City	424,583,000	29,488,000	454,071,000

Division Office - Proper	72,261,000	7,141,000	79,402,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	269
DEPARTMENT OF EDUCATION

Barreto National High School	27,241,000	1,866,000	29,107,000
City of Olongapo National High School	164,997,000	7,972,000	172,969,000
Gordon Heights National High School	67,137,000	4,381,000	71,518,000
Kalalake National High School	33,776,000	2,054,000	35,830,000
New Cabalan National High School	41,532,000	3,037,000	44,569,000
Regional Science High School	17,639,000	3,037,000	20,676,000

Division of Pampanga	2,403,822,000	192,883,000	2,596,705,000

Division Office - Proper	500,342,000	62,657,000	562,999,000
Andres M. Luciano High School	44,476,000	2,709,000	47,185,000
Apalit High School	22,982,000	1,662,000	24,644,000
Arayat National High School	22,332,000	1,687,000	24,019,000
Bahay Pare National High School	35,754,000	2,648,000	38,402,000
Balitucan National High School	21,409,000	1,238,000	22,647,000
Balucuc National High School	17,900,000	1,263,000	19,163,000
Basa Air Base National High School	23,450,000	1,918,000	25,368,000
Becuran National High School	46,270,000	3,639,000	49,909,000
Betis National High School	42,878,000	3,040,000	45,918,000
Bro. Andrew Gonzales Technical High School	39,435,000	2,533,000	41,968,000
Caduang Tete National High School	31,637,000	1,834,000	33,471,000
Camba National High School	57,627,000	3,702,000	61,329,000
Cansinala National High School	17,022,000	1,036,000	18,058,000
De La Paz Libutad National High School	24,307,000	1,664,000	25,971,000
Diosdado Macapagal High School	42,164,000	2,745,000	44,909,000
Diosdado Macapagal Memorial High School	39,986,000	2,650,000	42,636,000
Dolores National High School, Magalang	34,101,000	2,271,000	36,372,000
Don Jesus Gonzales National High School	65,021,000	4,415,000	69,436,000
Eastern Porac National High School	31,609,000	2,596,000	34,205,000
Emigdio A. Bondoc High School, San Luis	10,828,000	1,228,000	12,056,000
Floridablanca National Agricultural School	38,443,000	2,492,000	40,935,000
Guillermo D. Mendoza National High School	29,808,000	1,836,000	31,644,000
Gutad National High School	23,346,000	1,684,000	25,030,000
Justino Sevilla High School (Mangga-Cacutud National High School)	78,580,000	4,748,000	83,328,000
Lubao National High School	44,792,000	2,992,000	47,784,000
Malino National High School	24,319,000	1,687,000	26,006,000
Masantol High School	49,156,000	3,139,000	52,295,000
Mexico National High School	20,173,000	1,472,000	21,645,000
Natividad National High School	21,971,000	1,543,000	23,514,000
Nicanor David Vergara High School	23,645,000	1,494,000	25,139,000
Pagyuruan National High School (Paguiruan High School)	14,740,000	1,259,000	15,999,000
Pasig National High School	43,799,000	2,711,000	46,510,000
Porac Model Community High School (Resettlement School)	39,226,000	2,479,000	41,705,000
Porac National High School	27,728,000	1,984,000	29,712,000
Potrero National High School	29,785,000	2,247,000	32,032,000
Pulong Santol National High School	40,049,000	2,794,000	42,843,000
Pulungmasle National High School	21,817,000	1,568,000	23,385,000
Remedios National High School	14,497,000	1,136,000	15,633,000
Salapungan National High School	16,037,000	1,194,000	17,231,000
San Isidro National High School, San Luis	20,936,000	1,471,000	22,407,000
San Isidro National High School, Sta. Ana	33,428,000	2,408,000	35,836,000
San Juan National High School, Mexico	46,025,000	3,245,000	49,270,000
San Juan-San Luis National High School Annex (San Carlos)	26,361,000	1,759,000	28,120,000

270	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

San Matias National High School	63,922,000	4,932,000	68,854,000
San Pablo 2nd National High School	38,153,000	2,087,000	40,240,000
San Pedro National High School	15,603,000	1,175,000	16,778,000
San Roque Dau National High School	42,084,000	2,780,000	44,864,000
San Vicente National High School	38,118,000	2,414,000	40,532,000
San Vicente Pilot School for Philippine Craftsmen	35,579,000	2,105,000	37,684,000
San Vicente-San Francisco National High School	24,878,000	1,693,000	26,571,000
Sta. Ana National High School	21,472,000	2,024,000	23,496,000
Sta. Cruz National High School	25,673,000	1,853,000	27,526,000
Sta. Maria National High School, Minalin	26,602,000	2,033,000	28,635,000
Sta. Maria National High School, Macabebe	32,918,000	1,777,000	34,695,000
Sto. Rosario National High School	23,945,000	1,862,000	25,807,000
Sto. Tomas National High School, Sasmuan	30,956,000	2,427,000	33,383,000
Talang National High School	20,231,000	1,022,000	21,253,000
Tinajero National High School	19,672,000	1,324,000	20,996,000
Tinajero National High School - Sta. Lucia High School Annex	43,825,000	2,898,000	46,723,000

Division of San Fernando City	519,104,000	40,660,000	559,764,000

Division Office - Proper	243,458,000	24,180,000	267,638,000
Pampanga High School	226,821,000	13,385,000	240,206,000
Sindalan National High School	48,825,000	3,095,000	51,920,000

Division of San Jose City	198,514,000	19,419,000	217,933,000

Division Office - Proper	85,414,000	10,847,000	96,261,000
San Jose City National High School (formerly
Constancio Padilla National High School)	113,100,000	8,572,000	121,672,000

Division of San Jose del Monte City	768,017,000	64,717,000	832,734,000

Division Office - Proper	253,577,000	28,335,000	281,912,000
Graceville National High School	20,834,000	2,014,000	22,848,000
Minuyan National High School	28,811,000	2,194,000	31,005,000
Muzon High School	66,076,000	4,066,000	70,142,000
Paradise Farm National High School	54,568,000	3,734,000	58,302,000
San Jose del Monte National High School	72,715,000	5,178,000	77,893,000
San Jose del Monte National Trade School	65,909,000	4,491,000	70,400,000
San Martin National High School (San Martin High School)	32,430,000	2,281,000	34,711,000
Sapang Palay National High School	133,510,000	9,425,000	142,935,000
Towerville High School	39,587,000	2,999,000	42,586,000

Division of Tarlac	1,728,141,000	145,576,000	1,873,717,000

Division Office - Proper	416,472,000	53,203,000	469,675,000
Anao National High School	19,640,000	1,751,000	21,391,000
Aringin National High School	12,952,000	1,067,000	14,019,000
Balaoang National High School	28,231,000	1,565,000	29,796,000
Benigno S. Aquino National High School	142,638,000	11,032,000	153,670,000
Bilad High School (Resettlement School)	27,384,000	2,264,000	29,648,000
Buenavista National High School	11,836,000	1,034,000	12,870,000
Caluluan National High School	32,411,000	2,275,000	34,686,000
Camiling School of Home Industries	20,153,000	1,154,000	21,307,000
Corazon C. Aquino High School	53,117,000	4,147,000	57,264,000
Dapdap High School (Resettlement School)	53,616,000	3,849,000	57,465,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	271
DEPARTMENT OF EDUCATION

Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)	41,323,000	3,060,000	44,383,000
Estipona National High School	24,851,000	1,761,000	26,612,000
Guevarra National High School	30,022,000	2,113,000	32,135,000
La Paz National High School	40,138,000	3,093,000	43,231,000
Lawy National High School	13,993,000	1,063,000	15,056,000
Mababanaba National High School	23,178,000	1,755,000	24,933,000
Marawi National High School	17,371,000	1,416,000	18,787,000
Moncada National High School	34,354,000	2,513,000	36,867,000
Nambalan National High School	12,580,000	1,028,000	13,608,000
O’Donnel High School (Resettlement School)	66,897,000	4,079,000	70,976,000
O’Donnel National High School	29,611,000	1,857,000	31,468,000
Padapada National High School	35,950,000	2,229,000	38,179,000
Ramos National High School	31,413,000	2,829,000	34,242,000
San Felipe National High School	22,073,000	1,865,000	23,938,000
San Julian-Sta. Maria National High School	14,008,000	913,000	14,921,000
San Pedro National High School	22,003,000	1,409,000	23,412,000
San Roque National High School	61,353,000	4,100,000	65,453,000
Sta. Lucia National High School	14,865,000	1,269,000	16,134,000
Sto. Domingo National High School (Capas High School)	97,467,000	6,298,000	103,765,000
Tagumbao National High School	16,361,000	1,372,000	17,733,000
Tarlac National High School	174,371,000	9,854,000	184,225,000
Victoria National High School	69,728,000	5,077,000	74,805,000
Villa Aglipay National High School	15,781,000	1,282,000	17,063,000

Division of Tarlac City	332,714,000	26,847,000	359,561,000

Division Office - Proper	109,608,000	11,985,000	121,593,000
Alvindia-Aguso National High School	17,420,000	1,405,000	18,825,000
Amucao National High School	19,571,000	1,464,000	21,035,000
Central Azucarera De Tarlac National High School	37,845,000	2,224,000	40,069,000
Maliwalo National High School	65,658,000	3,934,000	69,592,000
San Manuel National High School	39,138,000	2,888,000	42,026,000
Tibag High School	43,474,000	2,947,000	46,421,000

Division of Zambales	1,036,605,000	97,598,000	1,134,203,000

Division Office - Proper	228,609,000	43,351,000	271,960,000
Amungan National High School	18,045,000	1,397,000	19,442,000
Bani National High School	19,297,000	988,000	20,285,000
Botolan National High School	40,505,000	2,052,000	42,557,000
Cabangan National High School	27,655,000	2,310,000	29,965,000
Candelaria School of Fisheries	25,967,000	1,392,000	27,359,000
Castillejos National High School	64,093,000	4,396,000	68,489,000
Dalmacio-Pablo Carpio National High School	16,721,000	1,261,000	17,982,000
Gov. Manuel D. Barretto National High School	20,548,000	1,447,000	21,995,000
Guisguis National High School	15,862,000	1,144,000	17,006,000
Jesus F. Magsaysay High School (San Agustin National High School)	9,539,000	838,000	10,377,000
Jesus F. Magsaysay High School (Zambales NHS Annex)	14,089,000	964,000	15,053,000
Jesus F. Magsaysay Tech. Voc. HS - Jesus F. Magsaysay High School	11,288,000	1,087,000	12,375,000
La Paz National High School	19,705,000	1,908,000	21,613,000
Lawis National High School	13,552,000	1,034,000	14,586,000
Lipay High School	16,801,000	1,643,000	18,444,000

272	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Locloc National High School	14,917,000	1,308,000	16,225,000
Mena Memorial National High School (Bolitoc National High School)	13,423,000	919,000	14,342,000
New Taugtog National High School	13,570,000	1,084,000	14,654,000
Pamibian Integrated School	18,506,000	1,603,000	20,109,000
Panan National High School	29,317,000	1,240,000	30,557,000
Rofulo M. Landa Memorial High School (Salaza National High School)	23,676,000	1,919,000	25,595,000
San Agustin High School	12,924,000	1,205,000	14,129,000
San Antonio National High School	19,229,000	1,803,000	21,032,000
San Guillermo National High School	35,346,000	2,154,000	37,500,000
San Rafael Technical Vocational High School (Maloma National High School - San Rafael High School)	13,844,000	1,393,000	15,237,000
Sta. Cruz National High School	43,707,000	1,628,000	45,335,000
Sta. Cruz South High School	12,660,000	1,024,000	13,684,000
Subic National High School	112,344,000	6,285,000	118,629,000
Taltal National High School	32,625,000	1,914,000	34,539,000
Zambales National High School	78,241,000	4,907,000	83,148,000

Region IVA - CALABARZON	19,249,544,000	1,594,037,000	20,843,581,000

Division of Antipolo City	1,088,083,000	75,410,000	1,163,493,000

Division Office - Proper	178,215,000	16,260,000	194,475,000
Antipolo National High School	221,726,000	14,405,000	236,131,000
Bagong Nayon II National High School	107,422,000	6,459,000	113,881,000
Cupang National High School	47,735,000	3,078,000	50,813,000
Mambugan National High School	85,644,000	5,862,000	91,506,000
Marcelino M. Santos National High School	31,199,000	2,177,000	33,376,000
Maximo L. Gatlabayan Memorial National High School	52,170,000	3,159,000	55,329,000
Mayamot National High School	77,853,000	5,272,000	83,125,000
San Isidro National High School	60,613,000	3,950,000	64,563,000
San Jose National High School	134,070,000	8,646,000	142,716,000
San Juan National High School	15,660,000	1,172,000	16,832,000
San Roque National High School	75,776,000	4,970,000	80,746,000

Division of Bacoor City	493,302,000	39,424,000	532,726,000

Division Office - Proper	124,467,000	21,908,000	146,375,000
Bacoor National High School - Main	276,830,000	12,588,000	289,418,000
Eastern Bacoor National High School	92,005,000	4,928,000	96,933,000

Division of Batangas	2,428,969,000	206,730,000	2,635,699,000

Division Office - Proper	642,386,000	76,447,000	718,833,000
Alalum National High School	11,321,000	911,000	12,232,000
Alitagtag National High School	24,123,000	2,291,000	26,414,000
Anselmo A. Sandoval Memorial National High School	44,188,000	3,172,000	47,360,000
Balas Buco Sta. Maria National High School	20,276,000	1,560,000	21,836,000
Balayan National High School	99,878,000	6,474,000	106,352,000
Balete National High School	25,256,000	2,207,000	27,463,000
Banilad National High School	19,867,000	1,368,000	21,235,000
Banoyo National High School	15,390,000	1,477,000	16,867,000
Bauan National Agricultural and Vocational High School	18,273,000	1,330,000	19,603,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	273
DEPARTMENT OF EDUCATION

Bauan Technical Integrated High School	87,165,000	9,598,000	96,763,000
Baybayin National High School	24,816,000	1,712,000	26,528,000
Bayorbor National High School	23,095,000	2,068,000	25,163,000
Bilaran National High School	31,981,000	2,075,000	34,056,000
Buhaynasapa Integrated National High School	23,464,000	1,843,000	25,307,000
Calatagan National High School	41,203,000	3,178,000	44,381,000
Calubcob I National High School	18,980,000	1,341,000	20,321,000
Coral na Munti National High School	16,563,000	1,678,000	18,241,000
Dacanlao G. Agoncillo National High School	74,570,000	4,690,000	79,260,000
Dagatan Integrated National High School	30,403,000	2,271,000	32,674,000
Don Leon Mercado, Sr. Memorial National High School	18,493,000	1,435,000	19,928,000
Dr. Crisogono B. Ermita, Sr. Memorial National High School	64,404,000	4,060,000	68,464,000
Dr. Juan A. Pastor Integrated National High School	71,117,000	4,350,000	75,467,000
Fermin La Rosa National High School	25,567,000	2,121,000	27,688,000
Governor F. Leviste Memorial National High School	130,790,000	7,737,000	138,527,000
Jose Lopez Manzano National High School	26,176,000	2,161,000	28,337,000
Laiya Integrated National High School	21,079,000	1,921,000	23,000,000
Lian National High School	36,371,000	2,850,000	39,221,000
Looc National High School	22,085,000	1,599,000	23,684,000
Lucsuhin National High School	51,521,000	3,461,000	54,982,000
Lumbangan National High School	22,418,000	1,426,000	23,844,000
Maabud National High School	19,258,000	1,644,000	20,902,000
Malvar School of Arts and Trade	45,659,000	3,542,000	49,201,000
Masaguisit Banalo National High School	23,070,000	1,869,000	24,939,000
Mataas na Kahoy National High School	24,049,000	1,937,000	25,986,000
Padre Garcia Integrated National High School	38,463,000	3,023,000	41,486,000
Palahanan Integrated National High School	25,363,000	1,720,000	27,083,000
Pansol Integrated National High School	33,030,000	2,492,000	35,522,000
Payapa National High School	41,718,000	2,646,000	44,364,000
Pedro Paterno National High School	25,994,000	1,920,000	27,914,000
Rosario Integrated National High School	20,544,000	1,294,000	21,838,000
San Pascual National High School	49,855,000	2,833,000	52,688,000
Sico 1.0 Integrated National High School	17,178,000	1,444,000	18,622,000
Sta. Monica National High School	14,029,000	1,252,000	15,281,000
Sta. Teresita National High School	24,801,000	2,186,000	26,987,000
Taal National High School	58,256,000	4,346,000	62,602,000
Tala National High School	12,731,000	951,000	13,682,000
Taysan National High School	49,261,000	3,096,000	52,357,000
Tingloy National High School	19,959,000	1,839,000	21,798,000
Tipas Integrated National High School	30,507,000	1,861,000	32,368,000
Wenceslao Trinidad Memorial National High School	72,025,000	4,023,000	76,048,000

Division of Batangas City	462,852,000	34,806,000	497,658,000

Division Office - Proper	93,316,000	10,663,000	103,979,000
Balete Integrated School	18,894,000	1,442,000	20,336,000
Banaba West Integrated School	16,403,000	1,249,000	17,652,000
Batangas City Integrated High School	190,866,000	10,334,000	201,200,000
Libjo National High School	30,472,000	2,370,000	32,842,000
Natalia V. Ramos Memorial Integrated School	22,810,000	1,907,000	24,717,000
Paharang Integrated School	18,821,000	1,643,000	20,464,000
Pedro S. Tolentino Memorial Integrated School	18,034,000	1,313,000	19,347,000
Pinamukan Integrated School	18,075,000	1,325,000	19,400,000
Sto. Niño National High School	19,283,000	1,395,000	20,678,000

274	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Tabangao Integrated School	15,878,000	1,165,000	17,043,000

Division of Biñan City	375,251,000	30,169,000	405,420,000

Division Office - Proper	4,410,000	7,717,000	12,127,000
Biñan National High School - Main	107,093,000	5,555,000	112,648,000
Biñan Secondary School of Applied Academics	95,951,000	5,090,000	101,041,000
Jacobo Z. Gonzales Memorial National High School	119,558,000	7,872,000	127,430,000
Nereo R. Joaquin National High School	22,213,000	1,915,000	24,128,000
St. Francis National High School	26,026,000	2,020,000	28,046,000

Division of Cabuyao City	379,869,000	33,501,000	413,370,000

Division Office - Proper	12,123,000	7,804,000	19,927,000
Bigaa Integrated National High School	27,143,000	1,950,000	29,093,000
Cabuyao Integrated National High School	101,631,000	7,040,000	108,671,000
Gulod National High School	90,211,000	6,654,000	96,865,000
Pulo National High School	88,707,000	6,215,000	94,922,000
Southville I Integrated National High School	60,054,000	3,838,000	63,892,000

Division of Calamba City	577,978,000	46,364,000	624,342,000

Division Office - Proper	89,482,000	10,704,000	100,186,000
Calamba Bayside Integrated School	54,685,000	5,343,000	60,028,000
Calamba Integrated School	59,554,000	3,147,000	62,701,000
Camp Vicente Lim Integrated School	61,736,000	4,209,000	65,945,000
Castor Alviar National High School	25,448,000	1,865,000	27,313,000
Eduardo Barreto, Sr. Integrated High School	45,428,000	3,150,000	48,578,000
Kapayapaan Integrated School	46,989,000	3,050,000	50,039,000
Lecheria Integrated School	31,713,000	2,566,000	34,279,000
Looc Integrated School	37,723,000	2,649,000	40,372,000
Makiling Integrated School	42,124,000	3,260,000	45,384,000
Palo Alto Integrated School	38,041,000	2,960,000	41,001,000
Punta Integrated School	45,055,000	3,461,000	48,516,000

Division of Cavite	2,272,904,000	194,400,000	2,467,304,000

Division Office - Proper	161,591,000	38,247,000	199,838,000
Alfonso Integrated High School	29,585,000	2,155,000	31,740,000
Amadeo National High School	47,328,000	4,029,000	51,357,000
Amaya School of Home Industries	90,088,000	8,487,000	98,575,000
Bagbag National High School (Ligtong National High School)	52,446,000	3,559,000	56,005,000
Bendita Integrated High School	15,134,000	1,367,000	16,501,000
Binakayan National High School	32,260,000	2,016,000	34,276,000
Bucal National Integrated School	52,223,000	3,683,000	55,906,000
Bulihan Integrated National High School	118,678,000	7,668,000	126,346,000
Carmona National High School	113,155,000	8,014,000	121,169,000
Cavite Science Integrated School	19,143,000	3,237,000	22,380,000
Constancio E. Aure, Sr. National High School	23,336,000	1,681,000	25,017,000
Emiliano Tria Tirona Memorial National Integrated High School	85,929,000	5,683,000	91,612,000
Francisco Osorio Integrated Senior High School	21,609,000	2,018,000	23,627,000
Francisco P. Tolentino Integrated High School	24,252,000	1,979,000	26,231,000
Gen. Emilio Aguinaldo - Bailen Integrated School	24,736,000	2,388,000	27,124,000
Gen. Mariano Alvarez Technical High School	166,839,000	11,101,000	177,940,000
Gen. Vito Belarmino Integrated National High School	33,586,000	2,450,000	36,036,000
Kaong National High School	26,415,000	2,191,000	28,606,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	275
DEPARTMENT OF EDUCATION

Kaytitinga Integrated School	17,146,000	1,412,000	18,558,000
Lucsuhin Integrated School	25,001,000	1,854,000	26,855,000
Luis Aguado National High School	42,984,000	3,565,000	46,549,000
Lumampong Integrated National High School	66,513,000	2,138,000	68,651,000
Lumil Integrated National High School	21,730,000	1,959,000	23,689,000
Malabag National High School	22,125,000	1,864,000	23,989,000
Maragondon National High School	31,153,000	2,199,000	33,352,000
Munting Ilog Integrated National High School	31,205,000	2,608,000	33,813,000
Naic Coastal Integrated National High School	53,234,000	2,459,000	55,693,000
Naic Integrated National High School	49,325,000	4,938,000	54,263,000
Noveleta National High School	33,014,000	3,068,000	36,082,000
Rosario National High School (formerly A. Abadilla National High School)	73,292,000	4,994,000	78,286,000
San Jose Community High School	47,095,000	2,951,000	50,046,000
Tagaytay City National High School - Integrated Senior High School	57,336,000	3,894,000	61,230,000
Tagaytay City Science National High School - Integrated Senior High School	70,828,000	5,152,000	75,980,000
Tanza National Comprehensive High School	137,772,000	9,183,000	146,955,000
Tanza National Trade School	130,514,000	9,917,000	140,431,000
Ternate Integrated National High School	24,898,000	1,790,000	26,688,000
Ternate West National High School	14,553,000	1,618,000	16,171,000
Trece Martirez City National High School	184,853,000	14,884,000	199,737,000

Division of Cavite City	162,757,000	11,469,000	174,226,000

Cavite National High School	140,051,000	9,341,000	149,392,000
Sangley Point National High School	22,706,000	2,128,000	24,834,000

Division of Dasmariñas City	849,095,000	57,052,000	906,147,000

Division Office - Proper	176,973,000	15,836,000	192,809,000
Congressional Integrated High School	79,567,000	5,063,000	84,630,000
Dasmariñas East Integrated High School	87,174,000	5,397,000	92,571,000
Dasmariñas Integrated High School	176,317,000	10,164,000	186,481,000
Dasmariñas North National High School	93,463,000	5,851,000	99,314,000
Dasmariñas West National High School	66,177,000	4,348,000	70,525,000
New Era National High School	41,863,000	2,530,000	44,393,000
Pag-asa National High School	36,391,000	2,266,000	38,657,000
Paliparan National High School	91,170,000	5,597,000	96,767,000

Division of General Trias City	349,658,000	32,543,000	382,201,000

Division Office - Proper	134,326,000	16,731,000	151,057,000
Gov. Ferrer Memorial Integrated National High School	144,093,000	9,811,000	153,904,000
Santiago Integrated National High School	38,963,000	3,796,000	42,759,000
Tropical Village National High School	32,276,000	2,205,000	34,481,000

Division of Imus City	490,957,000	44,588,000	535,545,000

Division Office - Proper	70,094,000	13,658,000	83,752,000
Gen. E. Aguinaldo National High School (Imus)	205,749,000	15,048,000	220,797,000
Imus National High School	215,114,000	15,882,000	230,996,000

Division of Laguna	1,406,229,000	124,941,000	1,531,170,000

Division Office - Proper	266,284,000	42,966,000	309,250,000

276	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Alaminos Integrated National High School	36,541,000	2,663,000	39,204,000
Balian Integrated National High School	30,874,000	2,800,000	33,674,000
Calumpang National High School	34,444,000	2,072,000	36,516,000
Cristobal S. Conducto Memorial Integrated National High School	26,666,000	2,712,000	29,378,000
Dayap National High School	91,737,000	4,951,000	96,688,000
Don Manuel Rivera Memorial Integrated National High School	29,237,000	2,812,000	32,049,000
Famy National Integrated High School	39,881,000	3,164,000	43,045,000
Kabulusan Integrated National High School	22,649,000	2,293,000	24,942,000
Liliw National High School	36,857,000	2,760,000	39,617,000
Linga National High School, Pila	27,690,000	2,144,000	29,834,000
Los Baños National High School, Batong Malaki	105,414,000	5,520,000	110,934,000
Los Baños National High School, Poblacion	47,136,000	2,472,000	49,608,000
Lumban National High School	30,131,000	2,444,000	32,575,000
Lumot National High School	12,927,000	975,000	13,902,000
Mabitac Integrated National High School	11,637,000	1,357,000	12,994,000
Masaya Integrated National High School	22,149,000	2,053,000	24,202,000
Nicolas L. Galvez Memorial Integrated National High School	34,814,000	3,129,000	37,943,000
Pagsanjan Integrated National High School	34,991,000	2,658,000	37,649,000
Pedro Guevarra National High School	181,224,000	11,746,000	192,970,000
Plaridel Integrated High School	34,851,000	2,457,000	37,308,000
Poten & Eliseo M. Quesada Memorial National High School	32,829,000	2,600,000	35,429,000
San Francisco Integrated National High School	17,977,000	1,249,000	19,226,000
San Juan National High School, Kalayaan	30,745,000	1,683,000	32,428,000
Siniloan Integrated National High School	53,672,000	4,184,000	57,856,000
Sta. Catalina Integrated National High School	31,451,000	2,492,000	33,943,000
Sta. Maria Integrated High School	43,244,000	3,391,000	46,635,000
Talangan Integrated National High School	22,320,000	1,783,000	24,103,000
Unson National High School	15,857,000	1,411,000	17,268,000

Division of Lipa City	475,358,000	38,128,000	513,486,000

Division Office - Proper	52,672,000	11,169,000	63,841,000
Bolbok Integrated National High School	28,457,000	2,224,000	30,681,000
Bugtongnapulo Integrated National High School	12,729,000	1,139,000	13,868,000
Bulacnin Integrated National High School	28,470,000	1,944,000	30,414,000
Fernando Air Base Integrated National High School	47,734,000	2,805,000	50,539,000
Inosluban-Marawoy Integrated National High School	68,135,000	3,891,000	72,026,000
Lipa City National High School	95,790,000	4,647,000	100,437,000
Lodlod Integrated National High School	23,465,000	1,507,000	24,972,000
Lumbang Integrated National High School	19,575,000	1,619,000	21,194,000
Pinagkawitan Integrated National High School	35,344,000	2,306,000	37,650,000
Pinagtongulan Integrated National High School	23,583,000	2,025,000	25,608,000
San Celestino Integrated National High School	19,045,000	1,435,000	20,480,000
San Isidro Integrated National High School	20,359,000	1,417,000	21,776,000

Division of Lucena City	235,793,000	21,990,000	257,783,000

Division Office - Proper	8,518,000	5,701,000	14,219,000
Cotta National High School	30,992,000	2,925,000	33,917,000
Gulang-Gulang National High School	50,545,000	3,820,000	54,365,000
Lucena City National High School	93,822,000	5,876,000	99,698,000
Lucena Dalahican National High School	51,916,000	3,668,000	55,584,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	277
DEPARTMENT OF EDUCATION

Division of Quezon	2,879,607,000	261,244,000	3,140,851,000

Division Office - Proper	854,591,000	114,829,000	969,420,000
Abuyon National High School	23,267,000	1,597,000	24,864,000
Alabat Island National High School	41,043,000	2,941,000	43,984,000
Amontay National High School	15,777,000	1,500,000	17,277,000
Atimonan National Comprehensive High School	51,485,000	3,196,000	54,681,000
Binulasan Integrated School	23,060,000	1,789,000	24,849,000
Bondoc Peninsula Agricultural High School	35,544,000	2,600,000	38,144,000
Buenavista National High School	32,147,000	2,725,000	34,872,000
Bukal Sur National High School	23,473,000	1,758,000	25,231,000
Burdeos National High School	28,955,000	2,423,000	31,378,000
Cabay National High School	12,001,000	939,000	12,940,000
Cagsiay I National High School	15,970,000	1,106,000	17,076,000
Calauag National High School	37,666,000	2,701,000	40,367,000
Canda National High School	26,529,000	1,879,000	28,408,000
Concepcion National High School	14,473,000	1,550,000	16,023,000
Dagatan National High School	25,694,000	1,998,000	27,692,000
Dolores Macasaet National High School	28,964,000	2,262,000	31,226,000
Dr. Maria D. Pastrana National High School	59,434,000	4,073,000	63,507,000
Dr. Panfilo Castro National High School	36,524,000	2,365,000	38,889,000
Elias A. Salvador National High School	19,842,000	1,951,000	21,793,000
Godofredo M. Tan Integrated School of Arts and Trades	32,082,000	3,023,000	35,105,000
Guinayangan National High School	32,446,000	2,687,000	35,133,000
Gumaca National High School	81,622,000	5,022,000	86,644,000
Hinguiwin National High School	12,535,000	1,189,000	13,724,000
Hondagua National High School	19,219,000	1,382,000	20,601,000
Infanta National High School	70,370,000	4,832,000	75,202,000
Lamon Bay School of Fisheries	16,401,000	943,000	17,344,000
Leonarda D. Vera Cruz National High School	12,535,000	1,243,000	13,778,000
Libo National High School	14,965,000	1,156,000	16,121,000
Lopez National Comprehensive High School	65,430,000	4,484,000	69,914,000
Lusacan National High School	39,330,000	2,292,000	41,622,000
Lutucan Integrated National High School	90,112,000	5,825,000	95,937,000
Magallanes National High School	16,577,000	1,151,000	17,728,000
Malinao Ilaya Integrated National High School	12,569,000	957,000	13,526,000
Manuel S. Enverga Memorial School of Arts and Trades	35,462,000	2,175,000	37,637,000
Marcial B. Villanueva National High School	26,827,000	2,096,000	28,923,000
Olongtao National High School	22,672,000	2,399,000	25,071,000
Paaralang Sekundarya ng Heneral Nakar	30,043,000	1,881,000	31,924,000
Paaralang Sekundarya ng Lucban Integrated School	53,411,000	3,554,000	56,965,000
Pagbilao Grande Island National High School	16,544,000	1,300,000	17,844,000
Pagbilao National High School	25,832,000	1,979,000	27,811,000
Pagsangahan National High School	12,291,000	1,094,000	13,385,000
Paiisa National High School	19,647,000	1,425,000	21,072,000
Patnanungan National High School	19,003,000	1,728,000	20,731,000
Perez National High School	17,874,000	1,836,000	19,710,000
Polillo National High School	33,155,000	2,432,000	35,587,000
Quezon National High School	193,004,000	11,917,000	204,921,000
Recto Memorial National High School	81,487,000	5,279,000	86,766,000
Sampaloc National High School, Sampaloc	13,899,000	1,042,000	14,941,000
San Andres National High School	45,228,000	4,204,000	49,432,000
San Antonio National High School	28,305,000	2,166,000	30,471,000
San Isidro National High School, Catanauan	21,733,000	1,677,000	23,410,000
San Isidro National High School, General Luna	25,181,000	2,072,000	27,253,000
Silangang Malicboy National High School	17,539,000	1,272,000	18,811,000

278	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Sta. Catalina National High School	44,460,000	2,914,000	47,374,000
Sto. Domingo National High School	22,217,000	1,643,000	23,860,000
Tagkawayan National High School	26,119,000	2,041,000	28,160,000
Talipan National High School	42,713,000	2,923,000	45,636,000
Tongohin National High School	19,823,000	1,531,000	21,354,000
Ungos Integrated National High School	43,927,000	2,339,000	46,266,000
Unisan Integrated High School	18,579,000	1,957,000	20,536,000

Division of Rizal	2,584,278,000	202,966,000	2,787,244,000

Division Office - Proper	325,861,000	41,198,000	367,059,000
Abuyod National High School	18,250,000	1,932,000	20,182,000
Ampid National High School	36,973,000	2,933,000	39,906,000
Angono National High School	81,253,000	5,518,000	86,771,000
Antonio C. Esguerra Memorial National High School	40,169,000	3,192,000	43,361,000
Bagumbong National High School	14,788,000	1,385,000	16,173,000
Baras National High School	20,515,000	1,937,000	22,452,000
Bayugo National High School	14,160,000	1,458,000	15,618,000
Benjamin B. Esguerra Memorial National High School	42,367,000	3,070,000	45,437,000
Bernardo F. San Juan Memorial National High School	39,423,000	3,499,000	42,922,000
Burgos National High School	58,421,000	4,205,000	62,626,000
Carlos “Botong” Francisco Memorial National High School	43,886,000	3,162,000	47,048,000
Casimiro A. Ynares, Sr. Memorial National High School	65,076,000	4,893,000	69,969,000
Catalino D. Salazar National High School	19,722,000	1,830,000	21,552,000
Don Jose Ynares Memorial National High School	55,393,000	3,740,000	59,133,000
Francisco Felix Memorial National High School	152,026,000	7,307,000	159,333,000
Gov. Isidro S. Rodriguez, Sr. Memorial National High School	26,008,000	1,970,000	27,978,000
Guronasyon Foundation Incorporated National High School	51,297,000	3,139,000	54,436,000
Jala-jala National High School	20,212,000	1,796,000	22,008,000
Janosa National High School	26,942,000	1,848,000	28,790,000
Jose F. Diaz Memorial National High School	22,384,000	1,848,000	24,232,000
Kasiglahan Village High School	114,819,000	7,858,000	122,677,000
Lagundi - CCL National High School	17,414,000	1,367,000	18,781,000
Licerio Geronimo National High School	82,277,000	5,909,000	88,186,000
Mahabang Parang National High School	55,105,000	4,029,000	59,134,000
Malaya National High School	22,530,000	1,756,000	24,286,000
Manggahan National High School	16,065,000	1,283,000	17,348,000
Manuel I. Santos Memorial National High School	99,303,000	6,500,000	105,803,000
Marciana P. Catolos National High School	20,917,000	1,502,000	22,419,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)	42,856,000	3,099,000	45,955,000
Montalban Heights (NTA) National High School	28,075,000	2,254,000	30,329,000
Morong National High School	69,695,000	5,320,000	75,015,000
Muzon National High School	40,062,000	3,209,000	43,271,000
Pantay Integrated High School	22,413,000	1,826,000	24,239,000
Pililla National High School	48,804,000	3,524,000	52,328,000
Quisao Integrated National High School	20,233,000	1,534,000	21,767,000
Rizal National Science High School	13,905,000	1,366,000	15,271,000
Sampaloc National High School	40,477,000	2,843,000	43,320,000
San Guillermo National High School	14,676,000	1,231,000	15,907,000
San Isidro National High School	59,826,000	4,977,000	64,803,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	279
DEPARTMENT OF EDUCATION

San Jose National High School	67,156,000	4,918,000	72,074,000
San Juan National High School	45,632,000	2,666,000	48,298,000
San Mateo National High School	118,102,000	6,745,000	124,847,000
Silangan National High School	47,090,000	3,837,000	50,927,000
Tagumpay National High School	47,053,000	3,059,000	50,112,000
Tanay National High School	59,286,000	4,039,000	63,325,000
Taytay National High School	49,564,000	3,164,000	52,728,000
Teresa National High School	47,680,000	4,094,000	51,774,000
Vicente Madrigal National High School	81,496,000	5,686,000	87,182,000
Wawa National High School	16,641,000	1,511,000	18,152,000

Division of San Pablo City	382,544,000	27,388,000	409,932,000

Division Office - Proper	49,259,000	4,345,000	53,604,000
Col. Lauro D. Dizon Memorial Integrated High School	85,767,000	5,010,000	90,777,000
Del Remedio National High School	21,032,000	1,437,000	22,469,000
Prudencia D. Fule Memorial National High School	20,477,000	1,712,000	22,189,000
San Bartolome Integrated High School	20,246,000	1,684,000	21,930,000
San Cristobal Integrated High School	12,858,000	1,201,000	14,059,000
San Jose Integrated High School	41,137,000	2,845,000	43,982,000
San Pablo City Integrated High School	76,143,000	4,676,000	80,819,000
San Vicente Integrated High School	24,306,000	1,862,000	26,168,000
Santisimo Rosario Integrated High School	16,900,000	1,305,000	18,205,000
Sto. Angel National High School (San Pablo City National High School - Sto. Angel Annex)	14,419,000	1,311,000	15,730,000

Division of San Pedro City	357,159,000	27,764,000	384,923,000

Division Office - Proper	4,671,000	8,544,000	13,215,000
Pacita Complex National High School	80,982,000	5,814,000	86,796,000
Sampaguita Village National High School	122,862,000	5,789,000	128,651,000
San Pedro Relocation Center National High School - Main Campus	148,644,000	7,617,000	156,261,000

Division of Sta. Rosa City	371,792,000	28,559,000	400,351,000

Division Office - Proper	12,397,000	6,560,000	18,957,000
Aplaya National High School	79,916,000	2,786,000	82,702,000
Balibago National High School	108,332,000	7,088,000	115,420,000
Don Jose Integrated High School	23,849,000	1,881,000	25,730,000
Pulong Sta. Cruz National High School	39,669,000	2,758,000	42,427,000
Southville IV National High School	56,672,000	3,683,000	60,355,000
Sta. Rosa Science and Technology High School	25,147,000	1,778,000	26,925,000
Sto. Domingo National High School	25,810,000	2,025,000	27,835,000

Division of Sto. Tomas City	176,784,000	13,946,000	190,730,000

Division Office - Proper		934,000	934,000
San Jose National High School	21,689,000	1,755,000	23,444,000
San Pedro National High School	82,705,000	5,939,000	88,644,000
Sta. Anastacia - San Rafael National High School	51,812,000	3,652,000	55,464,000
Sta. Clara Integrated National High School	20,578,000	1,666,000	22,244,000

Division of Tanauan City	303,087,000	24,394,000	327,481,000

Division Office - Proper	63,156,000	6,839,000	69,995,000
Bernardo Lirio National High School	46,975,000	3,652,000	50,627,000

280	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Boot National High School	17,398,000	1,310,000	18,708,000
Luyos National High School	17,527,000	1,355,000	18,882,000
Natatas National High School	13,914,000	1,120,000	15,034,000
Pantay Integrated High School	13,163,000	1,154,000	14,317,000
Tanauan City Integrated High School	61,690,000	4,619,000	66,309,000
Tanauan School of Fisheries	42,651,000	2,312,000	44,963,000
Tinurik National High School	26,613,000	2,033,000	28,646,000

Division of Tayabas City	145,238,000	16,261,000	161,499,000

Division Office - Proper	22,531,000	6,075,000	28,606,000
Luis Palad Integrated High School	122,707,000	10,186,000	132,893,000

Region IVB - MIMAROPA	5,915,222,000	539,256,000	6,454,478,000

Division of Calapan City	267,168,000	19,860,000	287,028,000

Division Office - Proper	48,193,000	5,033,000	53,226,000
Canubing I National High School	26,228,000	1,945,000	28,173,000
Community Vocational High School	25,051,000	1,925,000	26,976,000
Managpi National High School	20,661,000	1,414,000	22,075,000
Oriental Mindoro National High School	126,174,000	8,130,000	134,304,000
Pedro V. Panaligan Memorial National High School (Jose J. Leido, Jr. Memorial NHS - Comunal Annex)	20,861,000	1,413,000	22,274,000

Division of Marinduque	458,141,000	43,298,000	501,439,000

Division Office - Proper	235,154,000	27,754,000	262,908,000
Bangbang National High School	24,402,000	2,006,000	26,408,000
Bognuyan National High School	24,389,000	2,188,000	26,577,000
Buenavista National High School	29,221,000	2,262,000	31,483,000
Landy National High School	18,482,000	1,294,000	19,776,000
Makapuyat National High School	18,368,000	1,353,000	19,721,000
Marinduque National High School	91,319,000	5,059,000	96,378,000
Tigwi National High School	16,806,000	1,382,000	18,188,000

Division of Occidental Mindoro	979,579,000	77,702,000	1,057,281,000

Division Office - Proper	240,467,000	33,045,000	273,512,000
Abra de Ilog National High School	26,222,000	1,945,000	28,167,000
Calintaan National High School	28,010,000	1,896,000	29,906,000
Central National High School (San Jose National High School Annex)	32,924,000	2,157,000	35,081,000
Iling National High School	24,052,000	1,358,000	25,410,000
Ligaya National High School	23,798,000	1,443,000	25,241,000
Looc National School of Fisheries	12,938,000	901,000	13,839,000
Lubang Integrated School	12,819,000	1,359,000	14,178,000
Lubang Vocational High School	21,543,000	1,151,000	22,694,000
Magsaysay National High School	71,432,000	4,331,000	75,763,000
Occidental Mindoro National High School	92,686,000	5,950,000	98,636,000
Paluan National High School	23,471,000	1,760,000	25,231,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)	57,632,000	2,862,000	60,494,000
Rizal National High School	47,945,000	3,077,000	51,022,000
Sablayan National Comprehensive High School	83,769,000	4,160,000	87,929,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	281
DEPARTMENT OF EDUCATION

San Jose National Agricultural and Industrial High School	42,372,000	2,375,000	44,747,000
San Jose National High School	68,912,000	4,008,000	72,920,000
San Vicente National High School	16,761,000	1,173,000	17,934,000
Sta. Cruz National High School	51,826,000	2,751,000	54,577,000

Division of Oriental Mindoro	1,293,818,000	117,113,000	1,410,931,000

Division Office - Proper	306,576,000	55,571,000	362,147,000
Alcadesma National High School	24,069,000	1,520,000	25,589,000
Aurelio Arago Memorial National High School	61,832,000	2,680,000	64,512,000
Aurora National High School	19,786,000	1,380,000	21,166,000
Baco National High School	60,718,000	3,274,000	63,992,000
Balugo National High School	22,886,000	1,384,000	24,270,000
Bansud National High School (Regional Science High School for MIMAROPA)	16,937,000	2,414,000	19,351,000
Bulalacao National High School	37,634,000	2,365,000	39,999,000
Bulbugan National High School	25,719,000	1,635,000	27,354,000
Dangay National High School	30,283,000	1,877,000	32,160,000
Dayhagan National High School	18,065,000	1,195,000	19,260,000
Domingo Yu Chu National High School	41,284,000	2,549,000	43,833,000
Doroteo S. Mendoza, Sr. Memorial National High School	20,372,000	1,394,000	21,766,000
Fe del Mundo National High School	44,185,000	2,598,000	46,783,000
Inarawan National High School	14,730,000	1,292,000	16,022,000
Kaligtasan National High School	16,112,000	1,003,000	17,115,000
Labasan National High School (Bongabong SOF)	14,771,000	886,000	15,657,000
Leuteboro National High School	51,484,000	3,734,000	55,218,000
Marcelo Cabrera Vocational High School	29,771,000	1,926,000	31,697,000
Masaguisi National High School	16,543,000	1,115,000	17,658,000
Melgar National High School	14,052,000	922,000	14,974,000
Nabuslot National High School	54,026,000	2,682,000	56,708,000
Naujan Municipal High School	24,665,000	1,557,000	26,222,000
Pag-asa National High School	21,742,000	1,579,000	23,321,000
Pambisan National High School	16,497,000	1,096,000	17,593,000
Pili National High School	21,940,000	1,268,000	23,208,000
Porfirio Comia Memorial High School (Barcenaga National High School)	36,912,000	2,190,000	39,102,000
President Diosdado Macapagal Memorial National High School	34,351,000	2,424,000	36,775,000
Puerto Galera National High School	53,165,000	2,261,000	55,426,000
Quinabigan National High School	21,682,000	1,328,000	23,010,000
San Agustin National High School	31,241,000	1,500,000	32,741,000
San Mariano National High School	27,111,000	2,208,000	29,319,000
San Teodoro National High School	25,655,000	1,811,000	27,466,000
Vicente B. Ylagan National High School	17,384,000	1,089,000	18,473,000
Villa Pag-asa National High School	19,638,000	1,406,000	21,044,000

Division of Palawan	1,739,144,000	179,456,000	1,918,600,000

Division Office - Proper	944,555,000	125,561,000	1,070,116,000
Abongan National High School	15,109,000	1,079,000	16,188,000
Aborlan National High School	18,999,000	1,345,000	20,344,000
Araceli National High School	13,539,000	1,418,000	14,957,000
Aramaywan National High School	17,616,000	1,272,000	18,888,000
Balabac National High School	22,992,000	1,274,000	24,266,000
Bataraza National High School	34,542,000	2,532,000	37,074,000
Brooke’s Point National High School	42,816,000	2,982,000	45,798,000

282	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Central Taytay National High School	38,771,000	2,838,000	41,609,000
Coron School of Fisheries	52,896,000	4,127,000	57,023,000
Culion National High School (Culion Sanitarium Special School)	28,616,000	1,659,000	30,275,000
Cuyo High School	12,261,000	1,282,000	13,543,000
El Nido National High School	27,869,000	1,801,000	29,670,000
Gaudencio Abordo Memorial National High School	29,553,000	1,276,000	30,829,000
Governor Alfredo Abueg, Sr. National Technology and Vocational Memorial High School	19,329,000	1,257,000	20,586,000
Jose P. Rizal National High School	28,258,000	1,803,000	30,061,000
Magara School for Philippine Craftsmen	19,381,000	1,374,000	20,755,000
Narra Integrated School	53,157,000	3,355,000	56,512,000
Panacan National High School	15,278,000	1,207,000	16,485,000
Plaridel National High School	18,084,000	1,175,000	19,259,000
Princesa Urduja National High School	23,848,000	1,841,000	25,689,000
Pulot National High School	36,226,000	2,568,000	38,794,000
Quezon National High School	55,051,000	3,182,000	58,233,000
Rio Tuba National High School	33,534,000	2,560,000	36,094,000
Roxas National Comprehensive High School	68,183,000	3,793,000	71,976,000
Salvacion National High School	26,244,000	1,765,000	28,009,000
San Vicente National High School	25,855,000	1,784,000	27,639,000
Sta. Teresita National High School	16,582,000	1,346,000	17,928,000

Division of Puerto Princesa City	469,873,000	37,787,000	507,660,000

Division Office - Proper	135,689,000	17,943,000	153,632,000
Irawan National High School	13,129,000	977,000	14,106,000
Mangingisda National High School	15,858,000	1,259,000	17,117,000
Palawan National School	141,313,000	8,997,000	150,310,000
San Jose National High School	50,694,000	3,458,000	54,152,000
San Miguel National High School	54,385,000	2,712,000	57,097,000
Sicsican National High School	58,805,000	2,441,000	61,246,000

Division of Romblon	707,499,000	64,040,000	771,539,000

Division Office - Proper	188,246,000	26,653,000	214,899,000
Agnipa National High School	17,837,000	1,193,000	19,030,000
Alcantara National High School	28,811,000	2,125,000	30,936,000
Banton National High School	13,441,000	1,104,000	14,545,000
Cajidiocan National High School	30,934,000	2,500,000	33,434,000
Calatrava National High School	20,153,000	1,893,000	22,046,000
Concepcion National High School	12,725,000	865,000	13,590,000
Corcuera National High School	13,113,000	1,074,000	14,187,000
Don Carlos M. Mejias Memorial National High School	27,744,000	2,080,000	29,824,000
España National High School	16,085,000	1,316,000	17,401,000
Esteban Madrona National High School (Bachawan National High School)	13,728,000	1,160,000	14,888,000
Libertad National High School	13,600,000	944,000	14,544,000
Looc National High School	62,780,000	3,646,000	66,426,000
Mabini National High School	13,635,000	1,242,000	14,877,000
Macario Molina National High School	16,470,000	1,183,000	17,653,000
Magdiwang National High School	36,603,000	2,831,000	39,434,000
Odiongan National High School	47,415,000	2,714,000	50,129,000
Romblon National High School, Romblon	58,269,000	3,504,000	61,773,000
San Andres National High School (RCFF - San Andres)	25,723,000	2,011,000	27,734,000
San Jose Agricultural High School	28,874,000	2,046,000	30,920,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	283
DEPARTMENT OF EDUCATION

Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)	21,313,000	1,956,000	23,269,000

Region V - Bicol	11,656,317,000	1,009,687,000	12,666,004,000

Division of Albay	1,700,079,000	130,729,000	1,830,808,000

Division Office - Proper	453,709,000	48,364,000	502,073,000
Anislag National High School	63,859,000	3,551,000	67,410,000
Balogo High School	16,807,000	1,209,000	18,016,000
Bariw National High School	18,595,000	1,261,000	19,856,000
Bonga National High School	17,457,000	1,212,000	18,669,000
Buga High School, Libon	20,695,000	1,335,000	22,030,000
Cabasan National High School	16,559,000	1,248,000	17,807,000
Cotmon National High School	23,959,000	1,510,000	25,469,000
Daraga National High School	95,136,000	6,381,000	101,517,000
Ilawod High School	30,373,000	2,151,000	32,524,000
Itaran National High School	28,823,000	1,688,000	30,511,000
Jovellar National High School	23,994,000	1,912,000	25,906,000
Kilicao High School	24,660,000	1,190,000	25,850,000
Libon Agro-Industrial High School	34,007,000	2,335,000	36,342,000
Lower Binogsacan National High School	14,153,000	1,099,000	15,252,000
Malabog National High School	44,939,000	2,581,000	47,520,000
Malilipot National High School	17,389,000	1,381,000	18,770,000
Malinao National High School	51,771,000	3,676,000	55,447,000
Malipo National High School	16,413,000	1,239,000	17,652,000
Manito National High School	30,351,000	2,740,000	33,091,000
Maramba National High School	18,582,000	1,207,000	19,789,000
Marcial O. Rañola Memorial High School	115,016,000	6,356,000	121,372,000
Masarawag National High School	16,939,000	1,226,000	18,165,000
Mauraro National High School	21,299,000	1,568,000	22,867,000
Naga National High School	45,038,000	3,315,000	48,353,000
Oas Polytechnic School	34,675,000	2,071,000	36,746,000
Pantao National High School	21,796,000	1,436,000	23,232,000
Pili National High School	17,470,000	1,188,000	18,658,000
Pioduran National High School	26,381,000	1,945,000	28,326,000
Polangui General Comprehensive High School	94,320,000	5,074,000	99,394,000
Ponso National High School	24,507,000	1,545,000	26,052,000
Rapu-rapu National High School	26,257,000	2,046,000	28,303,000
Saban National High School	15,904,000	1,074,000	16,978,000
San Antonio National High School, Malilipot	10,602,000	1,003,000	11,605,000
San Jose National High School, Malilipot	36,966,000	2,713,000	39,679,000
Sto. Domingo National High School	51,557,000	3,728,000	55,285,000
Tiwi Agro-Industrial School	39,074,000	2,114,000	41,188,000
Villahermosa National High School	14,268,000	1,180,000	15,448,000
Vinisitahan National High School	25,779,000	1,877,000	27,656,000

Division of Camarines Norte	1,117,990,000	98,269,000	1,216,259,000

Division Office - Proper	241,682,000	33,571,000	275,253,000
Alawihao National High School	30,296,000	1,908,000	32,204,000
Bagong Silang I High School	17,384,000	1,372,000	18,756,000
Basud National High School	55,571,000	4,098,000	59,669,000
Batobalani National High School	28,180,000	2,127,000	30,307,000
Camarines Norte High School	52,827,000	3,443,000	56,270,000
D. Q. Liwag National High School	26,859,000	2,023,000	28,882,000
Daguit National High School	16,288,000	1,094,000	17,382,000
Delia Diezmo National High School	17,496,000	1,354,000	18,850,000

284	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Froilan Lopez High School	17,553,000	1,850,000	19,403,000
Gonzalo Aler National High School	21,094,000	1,724,000	22,818,000
Jose Panganiban National High School	80,798,000	5,306,000	86,104,000
Labo National High School	15,993,000	1,129,000	17,122,000
Labo Science and Technology High School	20,147,000	1,582,000	21,729,000
Larap National High School	21,392,000	1,925,000	23,317,000
Leocadio Alejo Entienza High School, Sta. Elena	17,047,000	1,372,000	18,419,000
Manguisoc National High School	16,199,000	1,386,000	17,585,000
Mercedes High School	19,670,000	1,700,000	21,370,000
Moreno Integrated School	66,016,000	3,970,000	69,986,000
Pablo S. Villafuerte High School, Mercedes	11,773,000	942,000	12,715,000
Paracale National High School	52,201,000	4,335,000	56,536,000
Rizal National High School	28,787,000	1,976,000	30,763,000
San Felipe National High School	23,744,000	1,693,000	25,437,000
San Lorenzo Ruiz National High School (Matacong NHS)	17,067,000	1,721,000	18,788,000
San Roque High School	27,473,000	2,049,000	29,522,000
Tabas National High School	13,637,000	1,539,000	15,176,000
Talobatib High School	15,654,000	1,104,000	16,758,000
Tigbinan National High School	19,815,000	1,392,000	21,207,000
Tulay Na Lupa National High School	33,500,000	2,122,000	35,622,000
Vicente L. Basit Memorial High School	16,874,000	1,130,000	18,004,000
Vinzons Pilot High School	74,973,000	5,332,000	80,305,000

Division of Camarines Sur	3,136,609,000	279,484,000	3,416,093,000

Division Office - Proper	1,220,716,000	142,620,000	1,363,336,000
Agdangan National High School	15,787,000	1,348,000	17,135,000
Antipolo National High School, Minalabac	18,476,000	1,481,000	19,957,000
Baao National High School	55,051,000	3,707,000	58,758,000
Barcelonita Fishery School	20,635,000	1,793,000	22,428,000
Bato National High School	27,486,000	2,055,000	29,541,000
Bikal Fishery School	19,158,000	1,377,000	20,535,000
Binanuaanan High School	13,845,000	986,000	14,831,000
Bula National High School	38,079,000	2,912,000	40,991,000
Calabanga National Science High School (Calabanga National High School)	67,873,000	3,779,000	71,652,000
Colacling National High School	20,198,000	1,676,000	21,874,000
Del Gallego National High School	24,021,000	2,117,000	26,138,000
Don M. Gonzalvo Memorial High School	19,266,000	1,363,000	20,629,000
Don M. Veneracion National High School	18,658,000	1,536,000	20,194,000
Don Servillano Platon Memorial National High School	51,884,000	3,392,000	55,276,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School	32,857,000	2,069,000	34,926,000
Gainza National High School	16,544,000	1,513,000	18,057,000
Goa National High School	38,824,000	2,770,000	41,594,000
Godofredo Reyes, Sr. National High School	20,788,000	1,583,000	22,371,000
Hanawan National High School	20,118,000	1,653,000	21,771,000
Hobo National High School	15,591,000	1,361,000	16,952,000
Homobono H. Gonzalez National High School	16,391,000	1,095,000	17,486,000
Jose C. Prevosa National High School	17,331,000	1,298,000	18,629,000
Juan F. Triviño Memorial High School	26,614,000	2,284,000	28,898,000
Juan L. Filipino Memorial High School	16,585,000	1,288,000	17,873,000
La Purisima National High School	27,750,000	1,790,000	29,540,000
Magarao National High School, Magarao	25,650,000	2,185,000	27,835,000
Malawag National High School	16,381,000	1,082,000	17,463,000
Mambulo Nuevo High School	17,854,000	1,265,000	19,119,000
Maura N. Sibulo National High School	13,615,000	1,318,000	14,933,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	285
DEPARTMENT OF EDUCATION

Milaor National High School	35,223,000	2,441,000	37,664,000
Minalabac National High School	21,230,000	1,706,000	22,936,000
Nabua National High School	114,342,000	6,435,000	120,777,000
Nato National High School	29,826,000	2,424,000	32,250,000
Ocampo National High School	53,271,000	3,667,000	56,938,000
Palsong National High School	27,319,000	1,792,000	29,111,000
Pamplona National High School	29,641,000	2,804,000	32,445,000
Pamukid National High School	27,736,000	2,125,000	29,861,000
Partido Agro - Industrial National High School	19,023,000	2,025,000	21,048,000
Pili National High School - Pili	60,187,000	3,309,000	63,496,000
Pinaglabanan High School	26,697,000	2,012,000	28,709,000
Quipayo National High School	31,805,000	1,947,000	33,752,000
Ragay National Agricultural and Fisheries School	27,908,000	1,790,000	29,698,000
Rodriguez National High School	24,048,000	1,758,000	25,806,000
Salvacion National High School - Bato	19,795,000	1,414,000	21,209,000
San Fernando National High School	25,977,000	2,172,000	28,149,000
San Isidro National High School - Libmanan	28,422,000	2,009,000	30,431,000
San Jose National High School, San Jose	30,807,000	2,564,000	33,371,000
San Jose Pili National High School	36,221,000	2,494,000	38,715,000
San Juan National High School	33,325,000	2,224,000	35,549,000
San Rafael National High School	64,086,000	4,180,000	68,266,000
San Ramon National High School - Lagonoy	28,283,000	1,911,000	30,194,000
San Vicente National High School - Buhi	51,467,000	2,338,000	53,805,000
Sipocot National High School	57,513,000	3,232,000	60,745,000
Siruma National High School	14,687,000	1,262,000	15,949,000
Sta. Cruz National High School	21,844,000	1,785,000	23,629,000
Sta. Justina National High School	31,833,000	2,294,000	34,127,000
Sta. Lutgarda National High School	25,706,000	2,244,000	27,950,000
Sto. Tomas National High School	39,148,000	3,131,000	42,279,000
Sulpicio A. Roco National High School	14,868,000	1,401,000	16,269,000
Tamban National High School	17,976,000	1,487,000	19,463,000
Tandaay Provincial High School	17,888,000	1,261,000	19,149,000
Tawog National High School	30,412,000	2,137,000	32,549,000
Tomas A. Andaya, Sr. National High School	22,189,000	1,654,000	23,843,000
Villazar National High School	21,077,000	1,539,000	22,616,000
Vivencio Obias - Kinalansan National High School	20,803,000	1,820,000	22,623,000

Division of Catanduanes	642,978,000	53,963,000	696,941,000

Division Office - Proper	239,882,000	25,833,000	265,715,000
Bagamanoc Rural Development High School	19,735,000	1,447,000	21,182,000
Baras Rural Development High School	28,031,000	2,090,000	30,121,000
Bato Rural Development High School	30,701,000	2,421,000	33,122,000
Calatagan High School	22,649,000	1,546,000	24,195,000
Caramoran Rural Development High School	21,284,000	1,471,000	22,755,000
Caramoran School of Fisheries	16,850,000	1,207,000	18,057,000
Catanduanes National High School	94,182,000	5,670,000	99,852,000
Gigmoto Rural Development High School	16,892,000	1,381,000	18,273,000
Pandan School of Arts and Trades	36,661,000	2,815,000	39,476,000
San Andres Vocational School	45,452,000	3,041,000	48,493,000
San Miguel Rural Development High School	30,851,000	1,977,000	32,828,000
Supang-Datag National High School	13,825,000	1,128,000	14,953,000
Viga Rural Development High School	25,983,000	1,936,000	27,919,000

Division of Iriga City	211,195,000	19,452,000	230,647,000

Division Office - Proper	53,416,000	7,175,000	60,591,000

286	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Perpetual Help National High School	22,526,000	1,849,000	24,375,000
Rinconada National Technical Vocational School	43,699,000	3,302,000	47,001,000
Sagrada National High School	12,739,000	1,087,000	13,826,000
San Antonio National High School, Iriga City	15,045,000	1,269,000	16,314,000
Zeferino Arroyo High School	63,770,000	4,770,000	68,540,000

Division of Legazpi City	313,955,000	23,572,000	337,527,000

Division Office - Proper	65,262,000	7,013,000	72,275,000
Arimbay High School	18,454,000	1,489,000	19,943,000
Banquerohan National High School	35,286,000	2,415,000	37,701,000
Cabangan High School	43,494,000	2,690,000	46,184,000
Homapon High School	19,166,000	1,521,000	20,687,000
Legazpi City National High School	71,870,000	4,111,000	75,981,000
Legazpi City Science High School	18,346,000	1,286,000	19,632,000
Oro Site High School	42,077,000	3,047,000	45,124,000

Division of Ligao City	273,028,000	24,522,000	297,550,000

Division Office - Proper	93,717,000	7,930,000	101,647,000
Bacong High School	15,702,000	1,546,000	17,248,000
Bicol Regional Science High School	14,085,000	3,041,000	17,126,000
Deogracias P. Princesa Memorial High School	23,301,000	1,880,000	25,181,000
Ligao National High School	105,487,000	8,378,000	113,865,000
Paulba National High School	20,736,000	1,747,000	22,483,000

Division of Masbate	1,563,596,000	158,505,000	1,722,101,000

Division Office - Proper	953,801,000	113,866,000	1,067,667,000
Andres Clemente, Jr. National High School	27,825,000	2,357,000	30,182,000
Aroroy National High School	57,549,000	3,291,000	60,840,000
Badiang National High School	14,709,000	1,001,000	15,710,000
Bagahanglad National High School	13,509,000	1,198,000	14,707,000
Baleno National High School	20,975,000	1,705,000	22,680,000
Balud National High School	17,145,000	1,606,000	18,751,000
Buenavista National High School	34,650,000	2,534,000	37,184,000
Cataingan National High School	63,931,000	4,380,000	68,311,000
Del Carmen National High School	31,686,000	2,262,000	33,948,000
Dimasalang National High School	47,323,000	3,449,000	50,772,000
Federico A. Estipona Memorial High School	35,759,000	2,805,000	38,564,000
Luy-a National High School	18,566,000	1,410,000	19,976,000
Masbate School of Fisheries	30,198,000	2,056,000	32,254,000
Mobo National High School	36,163,000	2,257,000	38,420,000
Monreal National High School	23,579,000	1,831,000	25,410,000
Panique National High School	22,344,000	1,519,000	23,863,000
Pawican National High School	14,110,000	1,149,000	15,259,000
Salvador Arollado, Sr. Memorial High School	17,459,000	1,748,000	19,207,000
San Jacinto National High School	33,189,000	2,679,000	35,868,000
San Pascual National High School	32,228,000	2,234,000	34,462,000
Villahermosa National High School	16,898,000	1,168,000	18,066,000

Division of Masbate City	197,195,000	18,460,000	215,655,000

Division Office - Proper	61,149,000	7,825,000	68,974,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)	19,787,000	2,059,000	21,846,000
Masbate National Comprehensive High School	116,259,000	8,576,000	124,835,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	287
DEPARTMENT OF EDUCATION

Division of Naga City	363,793,000	29,398,000	393,191,000

Division Office - Proper	8,084,000	3,771,000	11,855,000
Camarines Sur National High School	183,753,000	12,230,000	195,983,000
Cararayan National High School	33,676,000	2,603,000	36,279,000
Carolina National High School	24,365,000	1,755,000	26,120,000
Concepcion Pequeña National High School	29,086,000	2,053,000	31,139,000
Leon Q. Mercado High School	14,846,000	1,278,000	16,124,000
Naga City School of Arts and Trades (Sabang High School, Naga City)	30,239,000	2,479,000	32,718,000
Naga City Science High School	15,762,000	1,366,000	17,128,000
Tinago National High School	23,982,000	1,863,000	25,845,000

Division of Sorsogon	1,423,674,000	115,765,000	1,539,439,000

Division Office - Proper	421,552,000	47,186,000	468,738,000
Abucay National High School	23,192,000	1,443,000	24,635,000
Barcelona National Comprehensive High School	29,711,000	2,401,000	32,112,000
Biriran National High School	14,002,000	1,098,000	15,100,000
Buhang National High School	16,537,000	1,345,000	17,882,000
Bulacao National High School	12,261,000	789,000	13,050,000
Bulan National High School	79,272,000	4,675,000	83,947,000
Bulusan High School	24,537,000	2,089,000	26,626,000
Calao National High School	9,571,000	1,077,000	10,648,000
Casiguran Technical Vocational School	64,828,000	4,694,000	69,522,000
Castilla National High School	11,493,000	1,008,000	12,501,000
Cumadcad National High School	35,296,000	2,982,000	38,278,000
Dinapa National High School	14,968,000	1,288,000	16,256,000
Donsol National Comprehensive High School	79,588,000	4,385,000	83,973,000
Donsol Vocational High School	39,920,000	1,718,000	41,638,000
Gabao National High School	22,273,000	1,505,000	23,778,000
Gallanosa National High School	102,203,000	5,810,000	108,013,000
Gubat National High School	77,497,000	4,757,000	82,254,000
Juban High School (Beriran-Juban Extension)	24,984,000	2,252,000	27,236,000
Macalaya National High School	16,405,000	1,234,000	17,639,000
Magallanes National High School	26,572,000	2,082,000	28,654,000
Magallanes National Vocational High School	21,952,000	1,362,000	23,314,000
Matnog National High School	49,644,000	3,483,000	53,127,000
Pilar National Comprehensive High School	49,775,000	3,085,000	52,860,000
Prieto Diaz National High School	27,362,000	2,493,000	29,855,000
Salvacion National High School	25,714,000	1,794,000	27,508,000
San Francisco National High School	25,020,000	1,514,000	26,534,000
San Isidro National High School (Bulan)	12,778,000	1,001,000	13,779,000
San Juan National High School	14,242,000	1,339,000	15,581,000
Sta. Magdalena National High School	31,729,000	2,577,000	34,306,000
Talaonga National High School	18,796,000	1,299,000	20,095,000

Division of Sorsogon City	353,209,000	28,730,000	381,939,000

Division Office - Proper	76,274,000	8,797,000	85,071,000
Abuyog National High School	17,612,000	1,316,000	18,928,000
Celestino G. Tabuena Memorial National High School	19,212,000	1,475,000	20,687,000
Panlayaan National High School	15,799,000	1,428,000	17,227,000
Rawis National High School	28,789,000	2,170,000	30,959,000
Rizal Integrated National School	22,868,000	1,606,000	24,474,000
San Isidro National High School, Bacon	11,653,000	929,000	12,582,000
Sorsogon National High School	161,002,000	11,009,000	172,011,000

288	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Tabaco City	359,016,000	28,838,000	387,854,000

Division Office - Proper	47,540,000	4,406,000	51,946,000
Bantayan National High School	25,188,000	2,116,000	27,304,000
San Antonio National High School, Tabaco	38,169,000	2,712,000	40,881,000
San Lorenzo National High School	38,333,000	2,880,000	41,213,000
San Miguel National High School	20,021,000	1,675,000	21,696,000
Tabaco National High School	189,765,000	15,049,000	204,814,000

Region VI - Western Visayas	12,784,587,000	1,174,685,000	13,959,272,000

Division of Aklan	1,043,978,000	99,249,000	1,143,227,000

Division Office - Proper	278,996,000	33,587,000	312,583,000
Aguinaldo T. Repiedad, Sr. Integrated School	15,748,000	1,365,000	17,113,000
Aklan National High School for Arts and Trades	41,025,000	3,386,000	44,411,000
Altavas National School	41,407,000	2,977,000	44,384,000
Bacan National High School	17,057,000	1,401,000	18,458,000
Batan Academy (A National High School)	19,583,000	1,316,000	20,899,000
Bay-ang Mapag-ong National High School	9,231,000	850,000	10,081,000
Boracay National High School	26,129,000	1,600,000	27,729,000
Buruanga Vocational School	29,705,000	2,727,000	32,432,000
Calizo National High School	7,155,000	803,000	7,958,000
Camaligan National High School	11,601,000	1,036,000	12,637,000
Camanci National High School	5,745,000	649,000	6,394,000
Candelaria National High School	15,911,000	1,221,000	17,132,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)	6,758,000	711,000	7,469,000
Daja Sur National High School	6,675,000	635,000	7,310,000
Dr. Ramon B. Legaspi, Sr. National High School	10,523,000	1,111,000	11,634,000
Father Julian C. Rago Memorial High School	11,172,000	1,104,000	12,276,000
Gaudencio L. Vega National High School	11,486,000	991,000	12,477,000
Jose Borromeo Legaspi National High School	11,186,000	1,106,000	12,292,000
Libacao National Forestry Vocational High School	34,199,000	2,297,000	36,496,000
Liloan National High School	5,847,000	684,000	6,531,000
Linabuan National High School	17,855,000	1,452,000	19,307,000
Linayasan National High School	10,697,000	1,082,000	11,779,000
Madalag National High School	19,612,000	1,574,000	21,186,000
Makato Integrated School	20,926,000	1,945,000	22,871,000
Malay National High School	25,442,000	1,938,000	27,380,000
Malinao School for Philippine Craftsmen	26,898,000	1,736,000	28,634,000
Maloco National High School	16,051,000	1,270,000	17,321,000
Naile National High School	13,166,000	1,187,000	14,353,000
Naisud National High School	13,990,000	1,241,000	15,231,000
Navitas National High School	4,290,000	517,000	4,807,000
New Washington National Comprehensive High School	35,886,000	2,615,000	38,501,000
Numancia Integrated School	23,409,000	2,177,000	25,586,000
Numancia National School of Fisheries	20,746,000	1,597,000	22,343,000
Ochando National High School	12,785,000	1,055,000	13,840,000
Ondoy National High School	10,847,000	1,017,000	11,864,000
Panayakan National High School	8,303,000	829,000	9,132,000
Petronilo C. Ibadlit National High School (Badiangan National High School)	7,603,000	602,000	8,205,000
Regional Science High School for Region VI	19,449,000	3,312,000	22,761,000
Rizal J. Rodriguez, Sr. National High School	7,501,000	814,000	8,315,000
Rosario National High School	6,622,000	708,000	7,330,000
Solido National High School	12,582,000	1,079,000	13,661,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	289
DEPARTMENT OF EDUCATION

Tangalan National High School	21,945,000	1,942,000	23,887,000
Toledo National High School	23,710,000	2,059,000	25,769,000
Torralba National High School	10,865,000	926,000	11,791,000
Unidos National High School	15,607,000	1,436,000	17,043,000
Union National High School	20,052,000	1,582,000	21,634,000

Division of Antique	1,010,091,000	94,887,000	1,104,978,000

Division Office - Proper	88,613,000	16,466,000	105,079,000
Antique National High School	113,176,000	7,210,000	120,386,000
Antique Vocational School	55,342,000	4,497,000	59,839,000
Aureliana National High School	30,037,000	2,298,000	32,335,000
Barangbang National High School	17,089,000	1,447,000	18,536,000
Barasanan National High School	8,668,000	932,000	9,600,000
Barbaza National High School	28,981,000	2,448,000	31,429,000
Belison National School	30,990,000	2,609,000	33,599,000
Bitadton National High School	13,354,000	1,089,000	14,443,000
Buhang National High School	11,549,000	1,076,000	12,625,000
Caluya National High School	26,367,000	2,052,000	28,419,000
Col. Ruperto Abellon National School	26,862,000	2,288,000	29,150,000
Concepcion L. Cazenas Memorial School	21,170,000	1,704,000	22,874,000
Diclum National High School	11,526,000	963,000	12,489,000
Egaña National High School	12,864,000	1,230,000	14,094,000
Gamad Sto. Tomas National High School	4,312,000	657,000	4,969,000
Gen. Leandro Fullon National School	18,778,000	1,416,000	20,194,000
Gideon M. Cabigunda Memorial School	16,154,000	1,401,000	17,555,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)	17,253,000	1,523,000	18,776,000
Governor Julian Fullon Pacificador National School	16,779,000	1,446,000	18,225,000
Igburi National High School	11,278,000	1,161,000	12,439,000
Igcado National High School	3,304,000	535,000	3,839,000
Igpalge National High School	8,754,000	631,000	9,385,000
Laua-an National High School	18,047,000	1,679,000	19,726,000
Libertad National Vocational High School	23,383,000	2,318,000	25,701,000
Lirio M. Escaño, Sr. National School	21,802,000	1,935,000	23,737,000
Mag-aba National High School	13,447,000	1,293,000	14,740,000
Moscoso-Rios National High School	26,080,000	2,362,000	28,442,000
Northern Antique Vocational School	46,167,000	4,913,000	51,080,000
Northern Bugasong National High School	12,563,000	799,000	13,362,000
Pandan National Vocational High School	25,022,000	2,315,000	27,337,000
Pangpang National High School	14,457,000	1,189,000	15,646,000
Pascual M. Osuyos Memorial High School (Aras-asan National High School)	7,097,000	717,000	7,814,000
Patria National High School	12,198,000	1,075,000	13,273,000
Pis-anan National High School	20,868,000	1,789,000	22,657,000
San Antonio National High School	8,358,000	762,000	9,120,000
San Pedro National High School	15,094,000	1,176,000	16,270,000
San Roque Ezpeleta National High School	11,501,000	1,244,000	12,745,000
Sibalom National High School	33,589,000	2,599,000	36,188,000
Sido-San Juan National High School	14,860,000	800,000	15,660,000
Southern Bugasong National High School	7,969,000	906,000	8,875,000
Sta. Ana National High School	6,264,000	629,000	6,893,000
Sta. Justa National High School	17,399,000	1,517,000	18,916,000
Tario Lim National Memorial High School	23,398,000	1,957,000	25,355,000
Tinogboc National High School	7,333,000	724,000	8,057,000
Union National High School	10,819,000	1,242,000	12,061,000
Valderrama National High School	19,176,000	1,868,000	21,044,000

290	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Bacolod City	743,887,000	57,195,000	801,082,000

Division Office - Proper	63,748,000	11,430,000	75,178,000
Abkasa National High School	11,553,000	927,000	12,480,000
Alangilan National High School	13,273,000	1,052,000	14,325,000
Bacolod City National High School	119,211,000	7,197,000	126,408,000
Barangay Singcang Airport National High School	37,195,000	2,478,000	39,673,000
Bata National High School	52,100,000	3,398,000	55,498,000
Domingo Lacson National High School	75,566,000	5,204,000	80,770,000
Emiliano Lizares National High School	49,277,000	3,083,000	52,360,000
Generoso Villanueva, Sr. National High School	12,785,000	976,000	13,761,000
Handumanan National High School (MRRP National High School)	67,182,000	4,708,000	71,890,000
Luis Hervias National High School	49,256,000	2,995,000	52,251,000
Luisa Medel National High School	42,207,000	2,961,000	45,168,000
Mansilingan Agro-Industrial High School	46,650,000	3,406,000	50,056,000
Paglaum Village National High School	17,864,000	1,381,000	19,245,000
Sum-ag National High School	77,105,000	5,038,000	82,143,000
Teofilo Gensoli, Sr. Memorial High School	8,915,000	961,000	9,876,000

Division of Bago City	261,128,000	25,366,000	286,494,000

Division Office - Proper	7,587,000	2,439,000	10,026,000
Ramon Torres Dulao National High School	23,795,000	1,949,000	25,744,000
Ramon Torres Luisiana National High School	52,472,000	3,429,000	55,901,000
Ramon Torres Ma-ao Sugar Central National High School	24,208,000	2,133,000	26,341,000
Ramon Torres Malingin National High School	20,132,000	1,491,000	21,623,000
Ramon Torres National High School	105,614,000	11,496,000	117,110,000
Ramon Torres Sagasa National High School	13,178,000	1,178,000	14,356,000
Ramon Torres Taloc National High School	14,142,000	1,251,000	15,393,000

Division of Cadiz City	256,688,000	24,013,000	280,701,000

Division Office - Proper	42,387,000	7,441,000	49,828,000
Banquerohan National High School	10,967,000	933,000	11,900,000
Cadiz Viejo National High School	11,018,000	938,000	11,956,000
Caduha-an National High School	31,120,000	2,141,000	33,261,000
Dr. Vicente F. Gustilo Memorial National High School	93,244,000	6,215,000	99,459,000
Mabini Farm School	15,594,000	1,365,000	16,959,000
Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)	7,368,000	867,000	8,235,000
SPED High School	5,856,000	775,000	6,631,000
Tiglawigan National High School	19,193,000	1,510,000	20,703,000
Villacin National High School	19,941,000	1,828,000	21,769,000

Division of Capiz	1,163,680,000	103,062,000	1,266,742,000

Division Office - Proper	134,690,000	20,501,000	155,191,000
Arturo Jugo National High School	7,207,000	692,000	7,899,000
Bongsuan National High School	20,112,000	1,641,000	21,753,000
Camburanan National High School	6,693,000	713,000	7,406,000
Candelaria National High School	9,953,000	908,000	10,861,000
Capiz National High School	114,338,000	7,384,000	121,722,000
Casanayan National High School	16,673,000	1,511,000	18,184,000
Col. Patrocenio Artuz National High School	16,108,000	1,363,000	17,471,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	291
DEPARTMENT OF EDUCATION

Commissioner Luis R. Asis National High School	34,602,000	2,599,000	37,201,000
Concepcion Castro Garcia National High School	16,945,000	1,370,000	18,315,000
Cuartero National High School	25,227,000	2,120,000	27,347,000
Dao National High School	23,099,000	2,306,000	25,405,000
David Moises Memorial High School (Balit National High School)	13,052,000	1,441,000	14,493,000
Don Felix Balgos Memorial National High School	12,279,000	988,000	13,267,000
Dr. Vicente V. Andaya, Sr. National High School	41,234,000	3,149,000	44,383,000
Dulangan National High School	15,523,000	1,401,000	16,924,000
Dumalag Central National High School	24,928,000	3,210,000	28,138,000
Estefania Montemayor National High School	25,922,000	1,904,000	27,826,000
Feliciano Yusay Consing National High School	47,651,000	3,781,000	51,432,000
Florentina Batoampo Degala National High School	14,055,000	1,216,000	15,271,000
Hipona National High School	34,413,000	2,744,000	37,157,000
Ivisan National High School	39,652,000	3,574,000	43,226,000
Jagnaya National High School	16,138,000	1,182,000	17,320,000
Jamindan National High School	36,905,000	2,546,000	39,451,000
Leodegario De Ocampo, Sr. National High School (Capagao National High School)	12,457,000	890,000	13,347,000
Lucero National High School	13,529,000	959,000	14,488,000
Maayon National High School	40,764,000	3,177,000	43,941,000
Macario Delfin Bermejo National High School (Jaena Norte)	11,955,000	1,052,000	13,007,000
Maindang National High School	16,374,000	1,412,000	17,786,000
Malonoy National High School	15,897,000	1,209,000	17,106,000
Mambusao East National High School (Extension of David Moises Memorial High School)	13,080,000	1,053,000	14,133,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)	24,747,000	2,115,000	26,862,000
Manuel F. Onato Memorial High School	12,960,000	1,034,000	13,994,000
Marciano Patricio National High School (Pilar National High School)	25,145,000	2,281,000	27,426,000
Mayor Ramon A. Benjamin, Sr. Memorial High School	13,564,000	1,106,000	14,670,000
Panitan National High School	50,068,000	3,581,000	53,649,000
Pontevedra National High School	43,132,000	3,490,000	46,622,000
Putian National High School	8,597,000	791,000	9,388,000
San Nicolas National High School, Pilar	12,292,000	1,208,000	13,500,000
San Nicolas National High School, Tapaz	14,299,000	926,000	15,225,000
Sapian National High School	36,721,000	2,857,000	39,578,000
Tapaz National High School	30,303,000	2,105,000	32,408,000
Tuburan National High School - F. Degala National High School Extension	20,397,000	1,572,000	21,969,000

Division of Escalante City	188,674,000	19,897,000	208,571,000

Division Office - Proper	17,873,000	6,666,000	24,539,000
Buenavista National High School	25,737,000	1,746,000	27,483,000
Dian-ay National High School	15,449,000	1,465,000	16,914,000
Escalante National High School	80,845,000	5,280,000	86,125,000
Mabini National High School	20,739,000	1,935,000	22,674,000
Old Poblacion National High School	19,621,000	1,793,000	21,414,000
Tamlang National High School (Escalante National High School Extension)	8,410,000	1,012,000	9,422,000

Division of Guimaras	334,292,000	26,996,000	361,288,000

Division Office - Proper	50,089,000	4,707,000	54,796,000
Alegria National High School	9,120,000	972,000	10,092,000

292	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Buenavista National High School	42,100,000	2,886,000	44,986,000
Cabalagnan National High School	15,738,000	1,292,000	17,030,000
Desiderio C. Gange National High School	20,298,000	1,762,000	22,060,000
Dr. Catalino Gallego Nava Memorial High School	21,421,000	1,957,000	23,378,000
East Valencia National High School	14,708,000	1,031,000	15,739,000
Getulio National High School	6,533,000	669,000	7,202,000
Jordan National High School	35,846,000	2,525,000	38,371,000
Nueva Valencia National High School	31,899,000	2,131,000	34,030,000
Remedios E. Vilches - San Lorenzo National High School	22,216,000	2,123,000	24,339,000
Salvacion National High School	17,146,000	1,303,000	18,449,000
Simeon J. Jabasa National High School	14,131,000	1,099,000	15,230,000
Trinidad V. Canja - Sta. Teresa National High School (Sta. Teresa National High School)	33,047,000	2,539,000	35,586,000

Division of Himamaylan City	160,759,000	16,476,000	177,235,000

Division Office - Proper	46,272,000	7,178,000	53,450,000
Aguisan National High School	20,369,000	1,757,000	22,126,000
Carabalan National High School	12,521,000	1,224,000	13,745,000
Don Florencio Villafranca Memorial National High School	5,040,000	693,000	5,733,000
Himamaylan National High School	55,208,000	4,595,000	59,803,000
Raymundo Tongson National High School	21,349,000	1,029,000	22,378,000

Division of Iloilo	3,489,032,000	319,625,000	3,808,657,000

Division Office - Proper	556,433,000	84,291,000	640,724,000
Abangay National High School	12,450,000	984,000	13,434,000
Acao National High School	4,780,000	562,000	5,342,000
Ajuy National High School	41,054,000	3,111,000	44,165,000
Alcarde-Gustilo Memorial National High School	16,166,000	1,202,000	17,368,000
Alejandro Firmeza Memorial National High School	13,949,000	964,000	14,913,000
Alimodian National Comprehensive High School	38,586,000	3,380,000	41,966,000
Ambrosio Maido Memorial National High School	5,462,000	574,000	6,036,000
Anilao National High School	36,214,000	3,072,000	39,286,000
Ardemil National High School	10,183,000	985,000	11,168,000
Aurea Belonia Memorial High School	6,975,000	718,000	7,693,000
Badiangan National High School	19,774,000	1,788,000	21,562,000
Badlan National High School	7,980,000	1,016,000	8,996,000
Balasan National High School	63,570,000	5,495,000	69,065,000
Banate National High School	50,012,000	4,028,000	54,040,000
Barosong National High School	6,951,000	698,000	7,649,000
Barotac Nuevo Comprehensive National High School	64,782,000	4,516,000	69,298,000
Barotac Viejo National High School	56,972,000	4,518,000	61,490,000
Barroc National High School	10,104,000	888,000	10,992,000
Batad National High School	24,000,000	2,875,000	26,875,000
Batuan-Cadinglian National High School	9,290,000	805,000	10,095,000
Bay-ang National High School	6,132,000	703,000	6,835,000
Binabaan National High School	12,567,000	934,000	13,501,000
Binaliuan National High School	11,401,000	984,000	12,385,000
Bingawan National High School	17,459,000	1,894,000	19,353,000
Bololacao National High School	9,632,000	998,000	10,630,000
Botong Cabanbanan National High School	18,499,000	1,288,000	19,787,000
Buayahon Bantay National High School	5,440,000	571,000	6,011,000
Bucari National High School	7,965,000	739,000	8,704,000
Buga National High School	11,770,000	1,019,000	12,789,000
Burak National High School	4,337,000	599,000	4,936,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	293
DEPARTMENT OF EDUCATION

Cabatuan National Comprehensive High School	82,940,000	6,392,000	89,332,000
Cadagmayan National High School	7,866,000	696,000	8,562,000
Calinog National Comprehensive High School	39,141,000	2,486,000	41,627,000
Calmay National High School	11,093,000	878,000	11,971,000
Camangahan National High School	15,121,000	1,504,000	16,625,000
Camiros National High School	8,955,000	779,000	9,734,000
Carlos Lopez National High School	26,841,000	2,688,000	29,529,000
Carvasana National High School	11,564,000	1,054,000	12,618,000
Cawayan National High School	39,659,000	3,043,000	42,702,000
Cayos National High School	9,474,000	734,000	10,208,000
Cordova National High School	7,398,000	695,000	8,093,000
Culasi National High School	13,287,000	1,327,000	14,614,000
Daga-Barasan National High School	5,741,000	647,000	6,388,000
Dapdap National High School	7,079,000	618,000	7,697,000
Dingle National High School	27,955,000	2,456,000	30,411,000
Don Benjamin Jalandoni, Sr. National High School	8,969,000	809,000	9,778,000
Don Casemiro Andrada Y Cuaresma National High School	31,003,000	1,929,000	32,932,000
Don Esteban S. Javellana National High School	20,956,000	1,334,000	22,290,000
Don Felix Serra National High School	30,035,000	2,173,000	32,208,000
Don Jose Sustiguer Monfort National High School	19,574,000	1,435,000	21,009,000
Dorog National High School	7,544,000	643,000	8,187,000
Dueñas General Comprehensive High School	50,071,000	3,681,000	53,752,000
Dumangas National High School	67,238,000	5,143,000	72,381,000
Escalantera National High School	8,028,000	695,000	8,723,000
Estancia National High School	73,416,000	5,800,000	79,216,000
Gines National High School	8,834,000	830,000	9,664,000
Ginot-an National High School	5,524,000	669,000	6,193,000
Granada National High School	24,541,000	1,595,000	26,136,000
Guimbal National High School	41,340,000	3,689,000	45,029,000
Igbaras National High School	41,933,000	2,876,000	44,809,000
Iloilo National High School	112,548,000	6,481,000	119,029,000
Jamabalud National High School	9,025,000	862,000	9,887,000
Janiuay National Comprehensive High School	76,070,000	5,282,000	81,352,000
Jelicuon-Cabugao National High School	5,211,000	631,000	5,842,000
Kirayan National High School	10,265,000	837,000	11,102,000
Lambunao National High School	83,125,000	4,951,000	88,076,000
Lapayon National High School	7,452,000	813,000	8,265,000
Lawigan National High School	10,455,000	850,000	11,305,000
Leganes National High School	45,711,000	4,398,000	50,109,000
Lemery National High School	30,747,000	2,657,000	33,404,000
Leon National High School	39,512,000	2,833,000	42,345,000
Leonora S. Salapantan National High School	50,606,000	4,361,000	54,967,000
Luca National High School	12,656,000	948,000	13,604,000
Maasin National Comprehensive High School	28,938,000	2,437,000	31,375,000
Malapaya National High School	9,425,000	829,000	10,254,000
Malitbog National High School	14,458,000	1,237,000	15,695,000
Malusgod National High School	7,031,000	694,000	7,725,000
Manuel A. Aaron Memorial National High School	15,097,000	1,055,000	16,152,000
Mateo National High School (Doroteo De La Nota National High School)	7,353,000	751,000	8,104,000
Miag-ao National High School	31,131,000	2,273,000	33,404,000
Mina National High School	40,691,000	4,062,000	44,753,000
Nabitasan National High School	7,925,000	862,000	8,787,000
Nalundan National High School	8,308,000	847,000	9,155,000
Napnapan National High School	7,858,000	834,000	8,692,000
New Lucena National Comprehensive High School	17,774,000	1,800,000	19,574,000
New Lucena National High School	14,434,000	1,375,000	15,809,000

294	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Nicomedes R. Tubar, Sr. National High School	36,515,000	3,148,000	39,663,000
Oton National High School	86,016,000	5,580,000	91,596,000
Palaca-Damilisan National High School	17,051,000	1,091,000	18,142,000
Palanguia National High School	16,231,000	1,327,000	17,558,000
Parara National High School	7,397,000	670,000	8,067,000
Particion National High School	7,544,000	823,000	8,367,000
Pavia National High School	82,585,000	6,056,000	88,641,000
Payao National High School	7,108,000	750,000	7,858,000
Pili National High School	13,904,000	1,128,000	15,032,000
Pototan National High School	72,278,000	5,003,000	77,281,000
Purificacion P. Dolor Monfort National High School	23,150,000	1,440,000	24,590,000
Quiling National High School	4,393,000	582,000	4,975,000
Roberto H. Tirol National High School (Concepcion NHS)	41,708,000	3,591,000	45,299,000
Rufino G. Palabrica, Sr. National High School	25,707,000	2,070,000	27,777,000
San Enrique National Comprehensive High School	27,193,000	2,475,000	29,668,000
San Fernando National High School	10,078,000	890,000	10,968,000
San Joaquin School of Fisheries	23,155,000	1,437,000	24,592,000
San Luis National High School	5,951,000	740,000	6,691,000
San Rafael National High School (Miagao)	5,790,000	658,000	6,448,000
San Rafael National High School (San Rafael)	32,868,000	3,270,000	36,138,000
Sara National High School	62,760,000	4,317,000	67,077,000
Sinogbuhan National High School	7,052,000	676,000	7,728,000
Siwalo National High School	5,352,000	565,000	5,917,000
Sta. Barbara National Comprehensive High School	73,110,000	6,021,000	79,131,000
Sta. Rita National High School	9,073,000	913,000	9,986,000
Tagsing-Buyo National High School	8,655,000	949,000	9,604,000
Tigbauan National High School, Maasin	4,025,000	580,000	4,605,000
Tigbauan National High School, Tigbauan	53,451,000	3,290,000	56,741,000
Tina National High School	8,770,000	924,000	9,694,000
Tiolas National High School	9,890,000	856,000	10,746,000
Tiring National High School	8,749,000	735,000	9,484,000
Tubungan National High School	24,970,000	2,088,000	27,058,000
Wenceslao S. Grio National High School (Puyas National High School)	4,854,000	605,000	5,459,000
Zarraga National High School	43,884,000	3,920,000	47,804,000

Division of Iloilo City	537,295,000	38,997,000	576,292,000

Division Office - Proper	64,958,000	7,710,000	72,668,000
Bo. Obrero National High School (Jalandoni Memorial National High School - Bo. Obrero Extension)	13,850,000	947,000	14,797,000
Fort San Pedro National High School	35,640,000	2,401,000	38,041,000
Iloilo City National High School	122,457,000	7,679,000	130,136,000
Jalandoni Memorial National High School	38,545,000	2,639,000	41,184,000
Jaro National High School	65,233,000	4,536,000	69,769,000
La Paz National High School	68,357,000	4,228,000	72,585,000
Mandurriao National High School	55,894,000	3,538,000	59,432,000
Melchor L. Nava National High School (Iloilo City NHS - Calaparan Extension)	20,625,000	1,557,000	22,182,000
Ramon Avanceña National High School	51,736,000	3,762,000	55,498,000

Division of Kabankalan City	314,697,000	30,312,000	345,009,000

Division Office - Proper	120,905,000	14,227,000	135,132,000
Bantayan National High School	20,213,000	1,555,000	21,768,000
Binicuil National High School	20,727,000	1,410,000	22,137,000
Camansi National High School	13,342,000	1,229,000	14,571,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	295
DEPARTMENT OF EDUCATION

Florentino Galang, Sr. National High School	39,275,000	3,349,000	42,624,000
Inapoy National High School	5,535,000	780,000	6,315,000
Locotan National High School	10,889,000	1,014,000	11,903,000
Salong National High School	18,972,000	1,705,000	20,677,000
Tabugon National High School	21,363,000	1,775,000	23,138,000
Tampalon National High School	19,774,000	1,587,000	21,361,000
Tapi National High School	23,702,000	1,681,000	25,383,000

Division of La Carlota City	142,103,000	13,760,000	155,863,000

Division Office - Proper	10,218,000	2,541,000	12,759,000
Doña Hortencia Salas Benedicto National High School	98,499,000	7,894,000	106,393,000
La Granja National High School	18,583,000	1,826,000	20,409,000
San Miguel National High School	14,803,000	1,499,000	16,302,000

Division of Negros Occidental	1,801,430,000	164,168,000	1,965,598,000

Division Office - Proper	124,038,000	36,417,000	160,455,000
Agpangi National High School	10,159,000	871,000	11,030,000
Andres Gumban Memorial National High School	15,051,000	1,295,000	16,346,000
Andulauan National High School	12,157,000	583,000	12,740,000
Antipolo National High School	23,754,000	1,984,000	25,738,000
Barangay Alegria National High School	11,765,000	1,040,000	12,805,000
Biao National High School	8,588,000	1,100,000	9,688,000
Binalbagan National High School (Paglaum National High School)	41,208,000	2,446,000	43,654,000
Bocana National High School	16,231,000	1,100,000	17,331,000
Bug-ang National High School	12,812,000	1,345,000	14,157,000
Bulata National High School	7,833,000	873,000	8,706,000
Bulwangan National High School	44,650,000	2,490,000	47,140,000
Cabacungan National High School	31,135,000	1,884,000	33,019,000
Calatrava National High School	64,033,000	3,548,000	67,581,000
Camalanda-an National High School	11,735,000	1,034,000	12,769,000
Caningay National High School	15,919,000	1,196,000	17,115,000
Cansilayan Farm School	15,181,000	1,229,000	16,410,000
Catalino Solinguen National High School (Miranda National High School)	11,440,000	1,033,000	12,473,000
Cauayan National High School	23,393,000	2,048,000	25,441,000
Col. Griffin National High School	24,071,000	1,929,000	26,000,000
Culipapa National High School	19,318,000	1,598,000	20,916,000
Don Hilarion G. Gonzaga Memorial High School	23,530,000	2,190,000	25,720,000
Don Simplicio Lizares Memorial National High School	13,237,000	1,215,000	14,452,000
Dr. Antonio Lizares National High School	25,100,000	2,280,000	27,380,000
E. B. Magalona National High School	67,553,000	5,209,000	72,762,000
Enriqueta Montilla de Esteban Memorial High School	34,385,000	2,759,000	37,144,000
Eva J. Montilla Farm School	13,519,000	1,384,000	14,903,000
Florentina F. Caña Recto Memorial High School	15,196,000	955,000	16,151,000
Guiljungan National High School	35,884,000	2,444,000	38,328,000
Guinpanaan National High School	53,565,000	2,180,000	55,745,000
Hinigaran National High School	81,970,000	5,581,000	87,551,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)	26,383,000	2,500,000	28,883,000
Isabela National High School	77,722,000	5,223,000	82,945,000
La Castellana National High School	79,007,000	7,075,000	86,082,000
Labilabi National High School	11,870,000	922,000	12,792,000
Lopez Jaena National High School	42,617,000	3,322,000	45,939,000

296	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Manalad National High School	8,232,000	840,000	9,072,000
Manapla National High School	68,864,000	4,768,000	73,632,000
Murcia National High School	39,769,000	3,249,000	43,018,000
Negros Occidental High School	138,897,000	8,910,000	147,807,000
Negros Occidental National Industrial School of Home Industries	25,239,000	1,702,000	26,941,000
Pahilanga National High School	9,932,000	876,000	10,808,000
Payao National High School	27,937,000	2,061,000	29,998,000
Pontevedra National High School	33,442,000	2,811,000	36,253,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)	18,178,000	1,639,000	19,817,000
Rafael B. Lacson Memorial High School	52,705,000	5,017,000	57,722,000
San Enrique High School	18,374,000	1,894,000	20,268,000
San Isidro National High School, Pontevedra	10,755,000	1,027,000	11,782,000
Sofronio Carmona Memorial National High School	25,566,000	2,665,000	28,231,000
Tabao National High School	30,058,000	2,277,000	32,335,000
Tabu National High School	29,152,000	2,295,000	31,447,000
Tanza National High School	9,628,000	896,000	10,524,000
Tigbao National High School	16,091,000	1,023,000	17,114,000
Tinongon National High School	11,792,000	1,064,000	12,856,000
Toboso National High School	32,265,000	2,768,000	35,033,000
Tuyom National High School	21,218,000	1,570,000	22,788,000
Valladolid National High School	27,327,000	2,534,000	29,861,000

Division of Passi City	166,359,000	18,475,000	184,834,000

Division Office - Proper	46,134,000	8,244,000	54,378,000
Mulapula National High School	10,417,000	1,027,000	11,444,000
Passi National High School	88,305,000	6,989,000	95,294,000
Salngan National High School	21,503,000	2,215,000	23,718,000

Division of Roxas City	206,046,000	23,394,000	229,440,000

Division Office - Proper	60,980,000	10,771,000	71,751,000
Bago National High School	5,136,000	562,000	5,698,000
Balijuagan National High School	11,259,000	949,000	12,208,000
Congressman Ramon A. Arnaldo High School	39,475,000	4,116,000	43,591,000
Culasi National High School	10,883,000	1,023,000	11,906,000
Dumulog National High School	11,926,000	1,031,000	12,957,000
Milibili National High School	9,603,000	864,000	10,467,000
Roxas City School of Philippine Craftsmen	31,945,000	2,353,000	34,298,000
Tanque National High School	24,839,000	1,725,000	26,564,000

Division of Sagay City	274,718,000	27,125,000	301,843,000

Division Office - Proper	85,149,000	12,067,000	97,216,000
Bato National High School	25,015,000	2,085,000	27,100,000
Eusebio Lopez Memorial Integrated School (Eusebio Lopez Memorial National High School)	30,319,000	3,031,000	33,350,000
Sagay National High School	109,490,000	7,649,000	117,139,000
Serafin V. Aguilar Integrated School (Serafin V. Aguilar National High School)	5,138,000	526,000	5,664,000
Vito National High School	19,607,000	1,767,000	21,374,000

Division of San Carlos City	175,482,000	17,145,000	192,627,000

Division Office - Proper	15,135,000	5,369,000	20,504,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	297
DEPARTMENT OF EDUCATION

Bagonbon National High School	15,886,000	1,232,000	17,118,000
Don Carlos Ledesma National High School	30,949,000	2,200,000	33,149,000
Julio Ledesma National High School	85,508,000	6,053,000	91,561,000
Quezon National High School	28,004,000	2,291,000	30,295,000

Division of Silay City	208,819,000	21,542,000	230,361,000

Division Office - Proper	79,529,000	10,187,000	89,716,000
Barangay Guimbaloan National High School	11,832,000	1,161,000	12,993,000
Doña Montserrat Lopez Memorial High School	117,458,000	10,194,000	127,652,000

Division of Sipalay City	155,711,000	17,192,000	172,903,000

Division Office - Proper	30,359,000	12,828,000	43,187,000
Gil Montilla National High School	98,505,000	2,838,000	101,343,000
Nabulao National High School	26,847,000	1,526,000	28,373,000

Division of Victorias City	149,718,000	15,809,000	165,527,000

Division Office - Proper	24,724,000	5,961,000	30,685,000
Victorias National High School	124,994,000	9,848,000	134,842,000
Region VII - Central Visayas	12,193,056,000	1,227,121,000	13,420,177,000

Division of Bais City	175,563,000	20,100,000	195,663,000

Division Office - Proper	79,444,000	15,153,000	94,597,000
Bais City National High School (Main)	96,119,000	4,947,000	101,066,000

Division of Bayawan City	242,227,000	32,854,000	275,081,000

Division Office - Proper	40,758,000	22,243,000	63,001,000
Basay National High School	32,410,000	2,354,000	34,764,000
Bayawan National High School	106,779,000	5,762,000	112,541,000
Kalumboyan National High School	62,280,000	2,495,000	64,775,000

Division of Bogo City	104,363,000	15,469,000	119,832,000

Division Office - Proper	60,433,000	13,717,000	74,150,000
Eduardo T. Oporto Memorial National High School	43,930,000	1,752,000	45,682,000

Division of Bohol	2,302,629,000	213,636,000	2,516,265,000

Division Office - Proper	775,205,000	102,349,000	877,554,000
Aguining National High School	46,013,000	2,105,000	48,118,000
Alicia Technical Vocational High School	28,382,000	2,498,000	30,880,000
Baclayon National High School	16,747,000	1,441,000	18,188,000
Bantolinao National High School	14,909,000	1,165,000	16,074,000
Batuan National High School	19,318,000	1,806,000	21,124,000
Biabas Trade High School	23,430,000	1,752,000	25,182,000
Biking Technical Vocational High School	18,527,000	1,561,000	20,088,000
Bilar National High School	24,400,000	1,706,000	26,106,000
Cabilao National High School	16,118,000	1,017,000	17,135,000
Calape National High School	31,495,000	2,166,000	33,661,000
Camambugan National High School	22,044,000	1,373,000	23,417,000
Campao Oriental National High School	15,684,000	1,246,000	16,930,000
Cangawa National High School	31,158,000	2,645,000	33,803,000
Catigbian National High School	21,837,000	1,599,000	23,436,000

298	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Catungawan National High School	14,135,000	1,135,000	15,270,000
Clarin National School of Fisheries	22,003,000	1,908,000	23,911,000
Cong. Pablo Malasarte National High School	18,337,000	1,163,000	19,500,000
Corella National High School	22,666,000	1,851,000	24,517,000
Dagohoy National High School	24,651,000	2,032,000	26,683,000
Danao National High School	21,094,000	2,094,000	23,188,000
Dimiao National High School	13,385,000	1,182,000	14,567,000
Faraon National High School	13,595,000	918,000	14,513,000
Francisco L. Adlaon High School	17,898,000	990,000	18,888,000
Guinacot National High School	23,585,000	1,757,000	25,342,000
Guinsularan National High School	16,257,000	1,395,000	17,652,000
Hanopol National High School	13,279,000	1,012,000	14,291,000
Hinlayagan National High School	17,155,000	1,215,000	18,370,000
Inabanga High School, Nabuad	31,350,000	2,561,000	33,911,000
Katipunan National High School	31,404,000	1,627,000	33,031,000
La Hacienda National High School	16,544,000	1,341,000	17,885,000
La Union National High School	18,168,000	1,301,000	19,469,000
Lila National High School	24,435,000	2,143,000	26,578,000
Loboc National High School	12,065,000	996,000	13,061,000
Lourdes National High School	42,952,000	3,512,000	46,464,000
Mahayag National High School	17,410,000	1,582,000	18,992,000
Mayor A. R. Tuazon National School of Fisheries	17,211,000	1,194,000	18,405,000
Mayor Catalino Casoyla Memorial High School (Suba High School)	14,294,000	1,153,000	15,447,000
Nahawan National High School	17,711,000	1,532,000	19,243,000
Pagnitoan National High School	11,560,000	1,128,000	12,688,000
Pangangan National High School, Main	14,872,000	987,000	15,859,000
Pilar Technical Vocational High School	32,289,000	2,828,000	35,117,000
Policronio S. Dano, Sr. High School	15,752,000	889,000	16,641,000
Pres. Carlos P. Garcia Memorial High School, Talibon	31,285,000	1,373,000	32,658,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts	31,566,000	2,312,000	33,878,000
San Agustin National High School	46,664,000	2,677,000	49,341,000
San Isidro National High School, San Isidro	15,578,000	1,228,000	16,806,000
San Isidro Technical Vocational High School	12,764,000	1,251,000	14,015,000
San Jose National High School, Inabanga	16,859,000	1,213,000	18,072,000
San Jose National High School, Talibon	71,975,000	3,573,000	75,548,000
San Miguel Technical Vocational High School	29,932,000	2,496,000	32,428,000
San Pascual National Agricultural High School	21,848,000	1,246,000	23,094,000
San Roque National High School, Albuquerque, Bohol	25,097,000	2,130,000	27,227,000
San Roque National High School, Mabini, Bohol	28,185,000	2,051,000	30,236,000
Sevilla National High School	16,189,000	1,056,000	17,245,000
Sierra Bullones Technical Vocational High School	40,001,000	2,545,000	42,546,000
Sikatuna National High School	19,697,000	1,325,000	21,022,000
Southern Inabanga High School	22,029,000	1,787,000	23,816,000
Tabalong National High School	28,491,000	2,295,000	30,786,000
Tabuan National High School	15,927,000	1,053,000	16,980,000
Tagum Sur National High School	17,156,000	1,327,000	18,483,000
Tubigon West National High School	33,132,000	2,007,000	35,139,000
Tulang National High School (Getafe High School)	16,931,000	1,483,000	18,414,000
Ubay National Science High School	14,301,000	1,060,000	15,361,000
Union National High School	20,816,000	1,340,000	22,156,000
Valencia Technical Vocational High School	49,617,000	3,919,000	53,536,000
Zosimo Gulle Memorial National High School	15,265,000	1,034,000	16,299,000

Division of Canlaon City	81,894,000	10,401,000	92,295,000

Division Office - Proper	44,149,000	6,643,000	50,792,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	299
DEPARTMENT OF EDUCATION

Jose B. Cardenas Municipal High School (Canlaon City National High School)	37,745,000	3,758,000	41,503,000

Division of Carcar City	215,800,000	23,481,000	239,281,000

Division Office - Proper	105,267,000	12,975,000	118,242,000
Carcar National High School (Poblacion Night)	40,361,000	3,792,000	44,153,000
Ocaña National High School (Valladolid National High School Extension)	45,110,000	4,146,000	49,256,000
Valladolid National High School	25,062,000	2,568,000	27,630,000

Division of Cebu City	1,308,100,000	97,642,000	1,405,742,000

Division Office - Proper	352,392,000	42,603,000	394,995,000
Abellana National High School (Day & Night)	119,843,000	7,005,000	126,848,000
Adlaon National High School	10,960,000	785,000	11,745,000
Bonbon National High School	27,509,000	1,487,000	28,996,000
Busay National High School	14,519,000	941,000	15,460,000
Camp Lapu-Lapu National High School (Day & Night)	56,966,000	2,821,000	59,787,000
Cebu City National Science High School	26,573,000	1,578,000	28,151,000
Don Carlos Gothong Memorial National High School	132,103,000	6,405,000	138,508,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)	92,054,000	4,230,000	96,284,000
Don Vicente Rama Memorial High School (Day & Night)	88,762,000	4,937,000	93,699,000
Florencio S. Urot Memorial National High School	82,223,000	4,383,000	86,606,000
Guba National High School	11,666,000	1,065,000	12,731,000
Mambaling National High School (Night)	15,040,000	1,453,000	16,493,000
Pardo National High School (Day & Night)	83,090,000	6,062,000	89,152,000
Pit-os National High School (Day & Night)	46,328,000	2,609,000	48,937,000
Ramon Duterte Memorial National High School (Day & Night)	89,416,000	5,045,000	94,461,000
Talamban National High School	58,656,000	4,233,000	62,889,000

Division of Cebu Province	3,382,072,000	376,750,000	3,758,822,000

Division Office - Proper	985,861,000	228,756,000	1,214,617,000
Aloguinsan National High School	31,762,000	2,762,000	34,524,000
Arcelo Memorial National High School (San Vicente National High School)	148,388,000	6,189,000	154,577,000
Badian National High School	63,120,000	4,439,000	67,559,000
Bala National High School	22,218,000	1,292,000	23,510,000
Bantayan National High School	98,754,000	4,750,000	103,504,000
Bartolome and Manuela Pañares Memorial National High School	33,803,000	2,804,000	36,607,000
Bitoon National Vocational High School	50,540,000	3,778,000	54,318,000
Boljoon National High School	29,235,000	1,878,000	31,113,000
Buanoy National High School	102,157,000	5,713,000	107,870,000
Bulak National High School	21,010,000	1,498,000	22,508,000
Cabangahan National High School	46,488,000	2,632,000	49,120,000
Calape National High School	46,699,000	2,543,000	49,242,000
Camotes National High School	68,199,000	4,006,000	72,205,000
Carmen National High School	70,651,000	5,445,000	76,096,000
Catmon National High School	50,045,000	2,462,000	52,507,000
Cogon National High School	16,478,000	1,351,000	17,829,000
Colawin National High School	53,362,000	2,126,000	55,488,000
Compostela National High School	50,207,000	4,044,000	54,251,000
Consolacion National High School	99,922,000	4,332,000	104,254,000

300	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Daanbantayan National High School	47,682,000	3,197,000	50,879,000
Dalaguete National High School	93,346,000	4,811,000	98,157,000
Doña Liling Neis Negapatan National High School	20,060,000	1,473,000	21,533,000
Juan Pamplona National High School (Tabuelan NHS)	31,975,000	2,671,000	34,646,000
Kawit National High School	37,172,000	2,116,000	39,288,000
Lamac National High School	20,117,000	1,781,000	21,898,000
Lambusan National High School	34,826,000	1,778,000	36,604,000
Langin National High School	40,092,000	1,727,000	41,819,000
Lipata National High School	27,671,000	2,333,000	30,004,000
Looc Norte National High School	24,415,000	2,136,000	26,551,000
Madridejos National High School	91,314,000	6,495,000	97,809,000
Maya National High School	27,361,000	1,681,000	29,042,000
Medellin High School (Kawit National High School Extension)	28,502,000	1,975,000	30,477,000
Moalboal National High School	34,499,000	2,689,000	37,188,000
Montaneza National High School	22,128,000	1,901,000	24,029,000
Montealegre National High School	72,967,000	2,363,000	75,330,000
Mulao National High School	29,743,000	1,571,000	31,314,000
Patupat National High School	24,548,000	1,277,000	25,825,000
Pinamungajan National High School	54,500,000	4,277,000	58,777,000
Pitalo National High School	15,962,000	1,303,000	17,265,000
Ramon E. Bacaltos National High School	18,006,000	1,431,000	19,437,000
San Remigio National High School	45,361,000	3,733,000	49,094,000
San Sebastian National High School	16,940,000	1,654,000	18,594,000
Sangat National High School	43,514,000	2,481,000	45,995,000
Santa Fe National High School	65,320,000	4,510,000	69,830,000
Santa Lucia National High School	27,345,000	2,329,000	29,674,000
Santander National High School	57,784,000	3,072,000	60,856,000
Sibonga National High School	38,612,000	3,218,000	41,830,000
Tabunan National High School	45,085,000	2,276,000	47,361,000
Tayud National High School	35,880,000	2,402,000	38,282,000
Tubod National High School (Camp 7 NHS Extension)	41,335,000	1,741,000	43,076,000
Tulay National High School	36,078,000	2,540,000	38,618,000
Tungkop National High School	26,045,000	2,149,000	28,194,000
Usmad National High School	16,988,000	859,000	17,847,000

Division of Danao City	315,923,000	31,538,000	347,461,000

Division Office - Proper	172,546,000	24,215,000	196,761,000
Estefa O. Monte Memorial National High School	65,599,000	2,191,000	67,790,000
Guinsay National High School	20,550,000	1,804,000	22,354,000
Lawaan National High School	41,734,000	2,083,000	43,817,000
Ubaldo Iway Memorial National High School	15,494,000	1,245,000	16,739,000

Division of Dumaguete City	152,213,000	14,485,000	166,698,000

Division Office - Proper	21,364,000	3,255,000	24,619,000
Dumaguete City National High School, Junob	29,342,000	2,457,000	31,799,000
Dumaguete City National High School, Main - Calindagan	63,004,000	4,012,000	67,016,000
Dumaguete City Science High School	14,791,000	2,984,000	17,775,000
Taclobo National High School	23,712,000	1,777,000	25,489,000

Division of Guihulngan City	219,347,000	27,555,000	246,902,000

Division Office - Proper	88,094,000	17,821,000	105,915,000
Guihulngan National High School, Poblacion	75,699,000	5,670,000	81,369,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	301
DEPARTMENT OF EDUCATION

Tagbino Provincial High School	36,967,000	1,937,000	38,904,000
Tagbino Provincial High School - Vallehermosa Provincial Community High School	18,587,000	2,127,000	20,714,000

Division of Lapu-lapu City	662,673,000	55,816,000	718,489,000

Division Office - Proper	37,410,000	18,301,000	55,711,000
Babag National High School	106,768,000	7,050,000	113,818,000
Bankal National High School	109,796,000	5,693,000	115,489,000
Lo-oc National High School	16,962,000	1,246,000	18,208,000
Mactan National High School	81,965,000	5,230,000	87,195,000
Marigondon National High School	165,840,000	9,262,000	175,102,000
Pajo National High School	58,494,000	3,821,000	62,315,000
Pusok National High School	40,393,000	2,436,000	42,829,000
Sta. Rosa National High School	45,045,000	2,777,000	47,822,000

Division of Mandaue City	496,772,000	39,178,000	535,950,000

Division Office - Proper	72,752,000	12,873,000	85,625,000
Cabancalan National High School	69,171,000	3,760,000	72,931,000
Canduman National High School	86,210,000	4,264,000	90,474,000
Don Gerado LL. Ouano Memorial National High School	53,067,000	3,556,000	56,623,000
Jagobiao National High School	29,740,000	2,106,000	31,846,000
Mandaue City Comprehensive National High School	92,803,000	6,665,000	99,468,000
Paknaan National High School	51,321,000	3,113,000	54,434,000
Subangdaku Technical-Vocational School	16,756,000	1,295,000	18,051,000
Tipolo National High School	24,952,000	1,546,000	26,498,000

Division of Naga City	254,574,000	29,145,000	283,719,000

Division Office - Proper	140,857,000	21,901,000	162,758,000
Naga National High School	89,576,000	5,192,000	94,768,000
Tuyan National High School	24,141,000	2,052,000	26,193,000

Division of Negros Oriental	1,099,568,000	122,948,000	1,222,516,000

Division Office - Proper	232,670,000	72,634,000	305,304,000
Amlan National High School	33,008,000	2,242,000	35,250,000
Ayungon National High School	58,757,000	2,859,000	61,616,000
Casiano Z. Napigkit National High School	15,220,000	949,000	16,169,000
Dauin National High School	47,994,000	2,772,000	50,766,000
Demetrio Alviola National High School	63,497,000	4,180,000	67,677,000
Don Emilio Macias Memorial National High School (San Francisco National High School)	81,579,000	2,671,000	84,250,000
Jimalalud National High School	45,120,000	2,972,000	48,092,000
Jose Marie Locsin Memorial High School	15,223,000	1,506,000	16,729,000
La Libertad Technical Vocational School	31,719,000	3,113,000	34,832,000
Mabinay National High School	79,926,000	3,829,000	83,755,000
Manjuyod High School	43,725,000	2,920,000	46,645,000
Maria Macahig National High School	40,413,000	1,926,000	42,339,000
Negros Oriental National High School	73,341,000	5,634,000	78,975,000
Santiago Delmo Memorial High School	18,951,000	1,567,000	20,518,000
Siaton National High School	77,689,000	3,230,000	80,919,000
Sibulan Memorial National High School	53,638,000	2,656,000	56,294,000
Tambo National High School	20,680,000	1,593,000	22,273,000
Tayasan National High School	32,510,000	1,575,000	34,085,000
Valencia National High School (Valencia Tech. School)	33,908,000	2,120,000	36,028,000

302	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Siquijor	167,999,000	19,753,000	187,752,000

Division Office - Proper	81,931,000	11,833,000	93,764,000
Campalanas National High School	20,166,000	1,586,000	21,752,000
Cang-alwang National High School	10,554,000	1,300,000	11,854,000
DepEd-Lazi National Agricultural School	22,402,000	1,982,000	24,384,000
Enrique Villanueva National High School	17,292,000	1,797,000	19,089,000
Tambisan National High School	15,654,000	1,255,000	16,909,000

Division of Tagbilaran City	189,303,000	14,528,000	203,831,000

Division Office - Proper	10,284,000	1,857,000	12,141,000
Cogon High School Evening Class	19,885,000	1,189,000	21,074,000
Dr. Cecilio Putong National High School (Bohol NHS)	104,534,000	7,417,000	111,951,000
Manga National High School	25,901,000	1,762,000	27,663,000
Mansasa National High School	16,184,000	1,239,000	17,423,000
Tagbilaran City Science High School	12,515,000	1,064,000	13,579,000

Division of Talisay City	304,355,000	31,609,000	335,964,000

Division Office - Proper	251,472,000	27,015,000	278,487,000
Jaclupan National High School (Cansojong NHS)	31,215,000	2,677,000	33,892,000
Mohon Divino Amore National High School	21,668,000	1,917,000	23,585,000

Division of Tanjay City	193,118,000	23,399,000	216,517,000

Division Office - Proper	72,192,000	15,945,000	88,137,000
Lourdes L. del Prado Memorial National High School (Tanjay National High School, Sta. Cruz)	30,532,000	1,723,000	32,255,000
Pamplona National High School	25,789,000	1,939,000	27,728,000
Sta. Agueda National High School	30,262,000	1,527,000	31,789,000
Tanjay National High School, Opao	34,343,000	2,265,000	36,608,000

Division of Toledo City	324,563,000	26,834,000	351,397,000

Division Office - Proper	81,831,000	7,428,000	89,259,000
Bato National High School	33,919,000	2,731,000	36,650,000
Don Andres Soriano National High School	62,985,000	4,559,000	67,544,000
Luray II Barangay High School Day and Night	71,044,000	5,902,000	76,946,000
Magdugo National High School	22,296,000	1,619,000	23,915,000
Matab-ang National High School	27,990,000	2,158,000	30,148,000
Toledo City National Vocational High School	24,498,000	2,437,000	26,935,000

Region VIII - Eastern Visayas	9,458,769,000	808,394,000	10,267,163,000

Division of Baybay City	247,127,000	18,077,000	265,204,000

Division Office - Proper	138,442,000	12,128,000	150,570,000
Baybay National High School	108,685,000	5,949,000	114,634,000

Division of Biliran	409,696,000	35,108,000	444,804,000

Division Office - Proper	222,466,000	21,497,000	243,963,000
Caibiran National High School	50,376,000	3,757,000	54,133,000
Culaba National Vocational School	21,400,000	1,436,000	22,836,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	303
DEPARTMENT OF EDUCATION

Kawayan National High School	18,069,000	1,432,000	19,501,000
Maripipi National Vocational School	21,394,000	1,337,000	22,731,000
Naval National High School	33,549,000	2,306,000	35,855,000
Naval School of Fisheries	42,442,000	3,343,000	45,785,000

Division of Borongan City	170,235,000	10,568,000	180,803,000

Division Office - Proper	44,403,000	3,806,000	48,209,000
Eastern Samar National Comprehensive High School	81,707,000	4,169,000	85,876,000
Lalawigan National High School	24,771,000	1,313,000	26,084,000
Sta. Fe National High School	19,354,000	1,280,000	20,634,000

Division of Calbayog City	411,116,000	34,173,000	445,289,000

Division Office - Proper	381,660,000	32,271,000	413,931,000
Rafael Lentejas Memorial School of Fisheries	29,456,000	1,902,000	31,358,000

Division of Catbalogan City	237,880,000	21,228,000	259,108,000

Division Office - Proper	83,282,000	10,858,000	94,140,000
Catbalogan National Comprehensive High School (Samar National High School - SRSF Annex)	32,119,000	2,262,000	34,381,000
Samar National High School	122,479,000	8,108,000	130,587,000

Division of Eastern Samar	919,840,000	80,309,000	1,000,149,000

Division Office - Proper	533,266,000	50,888,000	584,154,000
Alugan National School of Craftsmanship and Home Industries	19,946,000	1,438,000	21,384,000
Dolores National High School	66,766,000	4,954,000	71,720,000
Giporlos National Trade School	32,759,000	2,536,000	35,295,000
Guiuan National High School	40,221,000	2,638,000	42,859,000
Lawaan National School of Craftsmanship and Home Industries	24,794,000	2,636,000	27,430,000
Llorente National High School	40,655,000	2,894,000	43,549,000
MacArthur National Agricultural School	27,968,000	2,071,000	30,039,000
Matarinao School of Fisheries	15,434,000	1,063,000	16,497,000
Samar National Pilot Opportunity School of Agriculture	21,637,000	1,764,000	23,401,000
Southern Samar National Comprehensive High School (Balangiga NHS)	32,425,000	2,796,000	35,221,000
Sulat National High School	20,406,000	1,501,000	21,907,000
Taft National High School	43,563,000	3,130,000	46,693,000

Division of Leyte	2,665,573,000	238,479,000	2,904,052,000

Division Office - Proper	2,307,815,000	213,743,000	2,521,558,000
Bato School of Fisheries	39,763,000	2,597,000	42,360,000
Burauen Comprehensive National High School	50,986,000	3,727,000	54,713,000
Carigara National High School	38,752,000	2,536,000	41,288,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries	30,062,000	2,293,000	32,355,000
Dulag National High School	61,852,000	4,278,000	66,130,000
Hilongos National Vocational School	66,806,000	4,729,000	71,535,000
Leyte Agro-Industrial School	36,954,000	2,132,000	39,086,000
Merida Vocational School	32,583,000	2,444,000	35,027,000

304	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Maasin City	172,660,000	16,046,000	188,706,000

Division Office - Proper	162,720,000	15,225,000	177,945,000
Maasin Vocational High School	9,940,000	821,000	10,761,000

Division of Northern Samar	1,463,007,000	119,855,000	1,582,862,000

Division Office - Proper	807,155,000	72,489,000	879,644,000
Allen National High School (Balicuatro NHS)	50,370,000	4,604,000	54,974,000
Basilio B. Chan Memorial Agricultural and Industrial School	44,229,000	3,437,000	47,666,000
Bobon School for Philippine Craftsmen	29,272,000	2,553,000	31,825,000
Capul Agro-Industrial High School	29,332,000	2,033,000	31,365,000
Catarman National High School	77,961,000	4,634,000	82,595,000
Catubig Valley National High School	42,286,000	2,790,000	45,076,000
Don Juan F. Avalon National High School (San Roque NHS)	45,902,000	3,612,000	49,514,000
Eladio T. Balite Memorial School of Fisheries	39,255,000	2,196,000	41,451,000
Gala Vocational School	28,030,000	1,948,000	29,978,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AIHS)	20,350,000	1,851,000	22,201,000
Mapanas Agro-Industrial High School	22,694,000	1,691,000	24,385,000
Mondragon Agro-Industrial High School	32,235,000	2,381,000	34,616,000
San Antonio Agricultural and Vocational School	21,989,000	1,471,000	23,460,000
San Isidro Agro-Industrial High School	22,667,000	1,194,000	23,861,000
San Jose Technical High School	36,099,000	3,036,000	39,135,000
San Roque-Pambujan Vocational High School	17,666,000	1,196,000	18,862,000
San Vicente School of Fisheries	11,042,000	1,026,000	12,068,000
Silvino Lubos Vocational High School	16,245,000	1,447,000	17,692,000
Sumuroy Agro-Industrial High School	68,228,000	4,266,000	72,494,000

Division of Ormoc City	407,506,000	33,330,000	440,836,000

Division Office - Proper	199,343,000	20,824,000	220,167,000
Ipil National High School	47,417,000	2,987,000	50,404,000
New Ormoc City National High School	160,746,000	9,519,000	170,265,000

Division of Samar	1,189,650,000	107,660,000	1,297,310,000

Division Office - Proper	865,873,000	86,364,000	952,237,000
Basey National High School	51,161,000	2,981,000	54,142,000
Calbiga National High School	59,285,000	3,795,000	63,080,000
Clarencio Calagos Memorial School of Fisheries	41,483,000	2,692,000	44,175,000
Hinabangan National High School (Rawis NHS)	24,815,000	2,152,000	26,967,000
Sta. Margarita National High School	24,281,000	1,767,000	26,048,000
Tarangnan National High School	26,430,000	1,925,000	28,355,000
Valeriano C. Yancha Memorial Agricultural School	27,740,000	1,560,000	29,300,000
West Coast Agricultural High School	26,337,000	2,198,000	28,535,000
Wright National High School	42,245,000	2,226,000	44,471,000

Division of Southern Leyte	667,539,000	62,017,000	729,556,000

Division Office - Proper	611,842,000	57,437,000	669,279,000
Pintuyan National Vocational High School	20,637,000	1,527,000	22,164,000
Silago National Vocational School	16,510,000	1,421,000	17,931,000
Villa Jacinta National Vocational School	18,550,000	1,632,000	20,182,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	305
DEPARTMENT OF EDUCATION

Division of Tacloban City	496,940,000	31,544,000	528,484,000

Division Office - Proper	84,889,000	8,606,000	93,495,000
Cirilo Roy Montejo National High School (Panalaron National High School)	41,766,000	2,380,000	44,146,000
Leyte National High School	155,531,000	8,593,000	164,124,000
Marasbaras National High School	26,914,000	1,405,000	28,319,000
Sagkahan National High School	58,196,000	3,150,000	61,346,000
San Jose National High School	47,929,000	2,584,000	50,513,000
Tacloban City Night High School	16,868,000	909,000	17,777,000
Tacloban National Agricultural School	19,927,000	1,357,000	21,284,000
Tacloban National High School	44,920,000	2,560,000	47,480,000

Region IX - Zamboanga Peninsula	6,547,130,000	608,739,000	7,155,869,000

Division of Dapitan City	169,386,000	16,154,000	185,540,000

Division Office - Proper	102,880,000	11,174,000	114,054,000
Dapitan City High School	52,272,000	3,913,000	56,185,000
Ilaya National High School	14,234,000	1,067,000	15,301,000

Division of Dipolog City	287,755,000	26,078,000	313,833,000

Division Office - Proper	47,450,000	9,699,000	57,149,000
Alberto Q. Ubay Memorial Agro-Tech Science High School	14,936,000	1,244,000	16,180,000
Dipolog City National High School (Barra)	21,183,000	1,691,000	22,874,000
Galas National High School	44,463,000	3,211,000	47,674,000
Punta National High School	27,933,000	2,013,000	29,946,000
Sicayab National High School	22,993,000	1,597,000	24,590,000
Zamboanga del Norte National High School	108,797,000	6,623,000	115,420,000

Division of Isabela City	236,473,000	21,960,000	258,433,000

Division Office - Proper	86,700,000	11,261,000	97,961,000
Basilan National High School	125,488,000	8,958,000	134,446,000
Begang National High School	24,285,000	1,741,000	26,026,000

Division of Pagadian City	378,394,000	31,102,000	409,496,000

Division Office - Proper	132,755,000	16,075,000	148,830,000
Lala National High School	12,778,000	780,000	13,558,000
Napolan National High School	31,515,000	1,912,000	33,427,000
Pagadian City National Comprehensive High School	24,390,000	1,487,000	25,877,000
Pagadian City National High School (Danlugan)	22,640,000	1,368,000	24,008,000
Tawagan Sur National High School	23,165,000	1,478,000	24,643,000
Zamboanga del Sur National High School	98,008,000	6,269,000	104,277,000
Zamboanga del Sur School of Arts and Trades	33,143,000	1,733,000	34,876,000

Division of Zamboanga City	1,393,401,000	109,279,000	1,502,680,000

Division Office - Proper	369,717,000	40,565,000	410,282,000
Arena Blanco National High School	43,301,000	3,631,000	46,932,000
Ayala National High School	86,890,000	5,878,000	92,768,000
Culianan National High School	51,957,000	3,692,000	55,649,000
Curuan National High School	43,929,000	3,018,000	46,947,000
Don Pablo Lorenzo Memorial High School	122,744,000	7,298,000	130,042,000
Manicahan National High School	36,680,000	2,716,000	39,396,000

306	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maria Clara L. Lobregat National High School (Divisoria National High School)	85,202,000	5,740,000	90,942,000
Mercedes National High School	34,219,000	2,601,000	36,820,000
Regional Science High School	14,659,000	2,765,000	17,424,000
Southcom National High School	44,805,000	3,465,000	48,270,000
Talon-Talon National High School	92,867,000	5,791,000	98,658,000
Vitali National High School	32,670,000	2,369,000	35,039,000
Zamboanga City National High School (Main)	174,774,000	9,488,000	184,262,000
Zamboanga City National High School (West)	158,987,000	10,262,000	169,249,000

Division of Zamboanga Sibugay	1,220,305,000	103,133,000	1,323,438,000

Division Office - Proper	638,010,000	61,977,000	699,987,000
Alicia National High School	39,010,000	2,598,000	41,608,000
Diplahan National High School	39,359,000	2,512,000	41,871,000
Francisco Ramos National High School	41,869,000	2,629,000	44,498,000
Imelda National High School	35,058,000	2,934,000	37,992,000
Ipil National High School	30,841,000	2,216,000	33,057,000
Kabasalan National High School	43,707,000	3,128,000	46,835,000
Malangas National High School	33,507,000	2,513,000	36,020,000
Naga National High School	26,919,000	2,084,000	29,003,000
Olutanga National High School	36,238,000	2,713,000	38,951,000
Siay National High School	42,807,000	2,841,000	45,648,000
Sta. Clara National High School	21,639,000	1,464,000	23,103,000
Surabay National High School	49,050,000	3,719,000	52,769,000
Talusan National High School	16,575,000	1,598,000	18,173,000
Titay National High School	46,018,000	3,335,000	49,353,000
Tungawan National High School	37,858,000	2,297,000	40,155,000
Zamboanga Sibugay National High School (Pangi NHS)	41,840,000	2,575,000	44,415,000

Division of Zamboanga del Norte	1,333,853,000	149,272,000	1,483,125,000

Division Office - Proper	651,783,000	99,205,000	750,988,000
Bacungan National High School	39,979,000	3,194,000	43,173,000
Dohinob National High School	12,734,000	933,000	13,667,000
Gutalac National High School	50,014,000	3,172,000	53,186,000
Julian Soriano Memorial Comprehensive High School	19,787,000	2,000,000	21,787,000
Katipunan National High School	53,459,000	3,437,000	56,896,000
Kipit Agro-Fishery High School	26,539,000	2,198,000	28,737,000
Liloy National High School	59,697,000	4,673,000	64,370,000
Manukan National High School	40,355,000	2,822,000	43,177,000
Piñan National High School	29,140,000	2,635,000	31,775,000
Polanco National High School	37,437,000	2,569,000	40,006,000
President Manuel A. Roxas National High School	27,135,000	1,973,000	29,108,000
Salug National High School	32,736,000	2,216,000	34,952,000
Sergio Osmeña National High School	31,377,000	2,346,000	33,723,000
Sibutad National High School	20,636,000	1,845,000	22,481,000
Sindangan National Agricultural School	44,706,000	3,491,000	48,197,000
Sindangan National High School	60,700,000	3,874,000	64,574,000
Siocon National High School	33,010,000	2,390,000	35,400,000
Tampilisan National High School	37,401,000	2,689,000	40,090,000
Ubay National High School	25,228,000	1,610,000	26,838,000

Division of Zamboanga del Sur	1,527,563,000	151,761,000	1,679,324,000

Division Office - Proper	1,104,093,000	124,014,000	1,228,107,000
Balongating National High School	12,314,000	951,000	13,265,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	307
DEPARTMENT OF EDUCATION

Bayog National Technical-Vocational High School	40,877,000	2,434,000	43,311,000
Commonwealth National High School	30,492,000	1,496,000	31,988,000
Dimataling National High School	15,079,000	1,270,000	16,349,000
Dinas National High School	26,432,000	1,724,000	28,156,000
Kabatan National High School	25,669,000	1,876,000	27,545,000
Lapuyan National High School	31,627,000	2,397,000	34,024,000
Mahayag National High School	38,693,000	2,518,000	41,211,000
Molave Vocational Technical School	81,340,000	5,056,000	86,396,000
Panagaan National High School	18,433,000	1,199,000	19,632,000
Tambulig (Echanca) National High School	41,579,000	2,784,000	44,363,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)	60,935,000	4,042,000	64,977,000

Region X - Northern Mindanao	6,780,455,000	697,676,000	7,478,131,000

Division of Bukidnon	1,280,537,000	137,183,000	1,417,720,000

Division Office - Proper	1,141,469,000	127,383,000	1,268,852,000
Bukidnon National School of Home Industries	79,540,000	5,062,000	84,602,000
Manolo Fortich National High School	59,528,000	4,738,000	64,266,000

Division of Cagayan de Oro City	789,369,000	75,083,000	864,452,000

Division Office - Proper	789,369,000	75,083,000	864,452,000

Division of Camiguin	189,234,000	18,811,000	208,045,000

Division Office - Proper	163,134,000	16,614,000	179,748,000
Camiguin National High School	26,100,000	2,197,000	28,297,000

Division of El Salvador City	75,396,000	10,105,000	85,501,000

Division Office - Proper	75,396,000	10,105,000	85,501,000

Division of Gingoog City	237,826,000	25,558,000	263,384,000

Division Office - Proper	237,826,000	25,558,000	263,384,000

Division of Iligan City	525,103,000	45,284,000	570,387,000

Division Office - Proper	42,033,000	17,738,000	59,771,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)	27,634,000	1,580,000	29,214,000
Bunawan Agricultural High School	5,242,000	638,000	5,880,000
Bunawan National High School	10,107,000	586,000	10,693,000
Dalipuga National High School	33,359,000	1,720,000	35,079,000
Iligan City East National High School (Sta. Filomena)	78,998,000	4,090,000	83,088,000
Iligan City National School of Fisheries	31,457,000	1,978,000	33,435,000
Iligan City National High School	182,951,000	9,801,000	192,752,000
Maria Cristina National High School	19,468,000	1,199,000	20,667,000
Rogongon Agricultural High School	9,308,000	1,012,000	10,320,000
Suarez National High School	26,717,000	1,748,000	28,465,000
Tomas Cabili National High School	36,733,000	2,393,000	39,126,000
Tubaran National High School	21,096,000	801,000	21,897,000

Division of Lanao del Norte	724,206,000	80,819,000	805,025,000

Division Office - Proper	501,970,000	63,546,000	565,516,000

308	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Baloi National High School	17,582,000	1,342,000	18,924,000
Kapatagan National High School	47,862,000	3,877,000	51,739,000
Lala National High School	68,525,000	4,942,000	73,467,000
Lanao del Norte National Comprehensive High School	60,693,000	4,729,000	65,422,000
Maigo National High School	27,574,000	2,383,000	29,957,000

Division of Malaybalay City	355,691,000	32,374,000	388,065,000

Division Office - Proper	113,242,000	18,152,000	131,394,000
Bangcud National High School	39,524,000	2,919,000	42,443,000
Bukidnon National High School	180,548,000	9,742,000	190,290,000
Managok National High School	22,377,000	1,561,000	23,938,000

Division of Misamis Occidental	464,742,000	52,369,000	517,111,000

Division Office - Proper	291,068,000	39,715,000	330,783,000
Aloran Trade High School	44,109,000	3,355,000	47,464,000
Baliangao School of Fisheries	22,908,000	1,565,000	24,473,000
Clarin National High School	55,104,000	4,051,000	59,155,000
Looc National High School	51,553,000	3,683,000	55,236,000

Division of Misamis Oriental	1,331,045,000	133,192,000	1,464,237,000

Division Office - Proper	817,439,000	94,107,000	911,546,000
Alubijid National Comprehensive High School	47,821,000	3,624,000	51,445,000
Initao National Comprehensive High School	40,531,000	2,906,000	43,437,000
Laguindingan National High School	37,740,000	3,464,000	41,204,000
Libertad National High School	27,637,000	2,226,000	29,863,000
Medina National Comprehensive High School	55,004,000	4,202,000	59,206,000
Misamis Oriental General Comprehensive High School	183,261,000	12,544,000	195,805,000
Opol National Secondary Technical School	60,449,000	4,723,000	65,172,000
Salay National High School	40,570,000	3,542,000	44,112,000
Sugbongcogon National High School	20,593,000	1,854,000	22,447,000

Division of Oroquieta City	163,193,000	15,708,000	178,901,000

Division Office - Proper	70,830,000	8,871,000	79,701,000
Misamis Occidental National High School	92,363,000	6,837,000	99,200,000

Division of Ozamiz City	244,741,000	24,321,000	269,062,000

Division Office - Proper	108,797,000	13,844,000	122,641,000
Labo National High School	21,075,000	1,543,000	22,618,000
Ozamiz City National High School	72,854,000	5,604,000	78,458,000
Ozamiz City School of Arts and Trades	42,015,000	3,330,000	45,345,000

Division of Tangub City	144,408,000	15,371,000	159,779,000

Division Office - Proper	92,157,000	11,568,000	103,725,000
Tangub City National High School	52,251,000	3,803,000	56,054,000

Division of Valencia City	254,964,000	31,498,000	286,462,000

Division Office - Proper	86,597,000	21,552,000	108,149,000
Valencia National High School	168,367,000	9,946,000	178,313,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	309
DEPARTMENT OF EDUCATION

Region XI - Davao	7,631,667,000	738,608,000	8,370,275,000

Division of Davao City	2,222,954,000	214,900,000	2,437,854,000

Division Office - Proper	418,162,000	91,432,000	509,594,000
A. L. Navarro National High School	52,488,000	3,455,000	55,943,000
Baguio National School of Arts and Trades	30,991,000	2,183,000	33,174,000
Bernardo D. Carpio National High School	67,543,000	4,090,000	71,633,000
Biao National High School	17,532,000	980,000	18,512,000
Binowang National High School	8,598,000	680,000	9,278,000
Binugao National High School	21,608,000	1,276,000	22,884,000
Cabantian National High School	50,555,000	3,723,000	54,278,000
Calinan National High School	75,164,000	5,077,000	80,241,000
Catalunan Pequeño National High School	36,332,000	3,007,000	39,339,000
Crossing Bayabas National High School	86,176,000	5,149,000	91,325,000
Dacudao National High School	15,835,000	1,148,000	16,983,000
Daniel R. Aguinaldo National High School	136,503,000	8,226,000	144,729,000
Davao City National High School	200,552,000	13,562,000	214,114,000
Don Enrique Bustamante National High School	21,834,000	1,769,000	23,603,000
Doña Carmen Denia National High School	103,240,000	6,594,000	109,834,000
Dr. Santiago Dakudao, Sr. National High School	28,160,000	2,319,000	30,479,000
Erico T. Nograles National High School	29,511,000	2,118,000	31,629,000
F. Bangoy National High School	117,964,000	7,836,000	125,800,000
F. Bustamante National High School	86,291,000	5,872,000	92,163,000
Gorgonio Tajo, Sr. National High School	11,303,000	893,000	12,196,000
Gov. Vicente Duterte National High School	15,666,000	1,164,000	16,830,000
J. V. Ferriols National High School	12,817,000	1,183,000	14,000,000
Jesus J. Soriano National High School	31,839,000	2,464,000	34,303,000
Leon Garcia, Sr. National High School	32,728,000	2,227,000	34,955,000
Los Amigos National High School	24,868,000	1,947,000	26,815,000
Lower Tamugan National High School	26,386,000	1,408,000	27,794,000
Maa National High School	56,697,000	3,603,000	60,300,000
Mabini National High School	25,429,000	1,829,000	27,258,000
Malabog National High School	20,636,000	1,122,000	21,758,000
Marilog National High School	20,498,000	1,250,000	21,748,000
Mintal Comprehensive High School	53,579,000	3,609,000	57,188,000
Pablo Lorenzo National High School	28,464,000	1,775,000	30,239,000
Sirawan National High School	9,563,000	782,000	10,345,000
Sirib National High School	10,800,000	838,000	11,638,000
Sta. Ana National High School	156,408,000	12,688,000	169,096,000
Tagakpan National High School	15,435,000	1,163,000	16,598,000
Talomo National High School	36,241,000	2,332,000	38,573,000
Teofilo V. Fernandez National High School	28,558,000	2,127,000	30,685,000

Division of Davao Occidental	486,367,000	51,549,000	537,916,000

Division Office - Proper	258,165,000	35,482,000	293,647,000
Alberto Olarte, Sr. National High School	18,751,000	1,971,000	20,722,000
Basiawan National High School	19,139,000	1,414,000	20,553,000
Edna Guillermo Memorial National High School	19,269,000	1,285,000	20,554,000
Heracleo Casco Memorial National High School	46,765,000	3,374,000	50,139,000
Jose Abad Santos National High School	37,912,000	2,313,000	40,225,000
Kalbay National High School	15,290,000	1,366,000	16,656,000
Mariano Peralta National High School	71,076,000	4,344,000	75,420,000

Division of Davao Oriental	727,422,000	77,005,000	804,427,000

Division Office - Proper	399,365,000	53,269,000	452,634,000

310	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Baganga National High School	39,612,000	2,761,000	42,373,000
Caraga National High School	29,799,000	1,865,000	31,664,000
Cateel National Agricultural High School	16,119,000	1,006,000	17,125,000
Cateel Vocational High School	43,861,000	3,476,000	47,337,000
Lupon National Comprehensive High School	21,772,000	1,561,000	23,333,000
Lupon Vocational High School	45,346,000	3,200,000	48,546,000
Luzon National High School	21,588,000	1,604,000	23,192,000
Manuel B. Guiñez, Sr. National High School	45,760,000	3,387,000	49,147,000
San Isidro National High School	31,198,000	2,417,000	33,615,000
Tibanban National High School	33,002,000	2,459,000	35,461,000

Division of Davao de Oro	1,274,273,000	120,879,000	1,395,152,000

Division Office - Proper	585,949,000	71,582,000	657,531,000
Andili National High School	19,038,000	1,653,000	20,691,000
Anibongan National High School	17,089,000	1,027,000	18,116,000
Atty. Orlando S. Rimando National High School	57,136,000	4,084,000	61,220,000
Compostela National High School	75,605,000	5,470,000	81,075,000
Gabi National High School	20,815,000	1,601,000	22,416,000
Laak National High School	53,322,000	3,499,000	56,821,000
Lorenzo S. Sarmiento, Sr. National High School	32,763,000	2,800,000	35,563,000
Mabini National High School	29,021,000	2,188,000	31,209,000
Mainit National High School	17,169,000	1,483,000	18,652,000
Manat National High School	22,020,000	1,744,000	23,764,000
Maragusan National High School	47,008,000	3,456,000	50,464,000
Monkayo National High School	60,323,000	4,325,000	64,648,000
Montevista National High School	51,155,000	4,079,000	55,234,000
Nabunturan National Comprehensive High School	85,316,000	4,550,000	89,866,000
New Bataan National High School	30,362,000	2,051,000	32,413,000
Pantukan National High School	45,227,000	3,280,000	48,507,000
Pindasan National High School	24,955,000	2,007,000	26,962,000

Division of Davao del Norte	782,631,000	76,137,000	858,768,000

Division Office - Proper	339,751,000	42,860,000	382,611,000
Antonio V. Fruto, Sr. National High School	17,657,000	1,455,000	19,112,000
Asuncion National High School	50,745,000	3,444,000	54,189,000
Carmen National High School	54,941,000	5,164,000	60,105,000
Dujali National High School	25,714,000	2,048,000	27,762,000
Kapalong National High School	45,739,000	3,020,000	48,759,000
Kimamon National High School	26,509,000	1,961,000	28,470,000
New Corella National High School	53,520,000	4,030,000	57,550,000
Sagayen National High School	30,279,000	2,060,000	32,339,000
Sawata National High School	25,513,000	2,253,000	27,766,000
Sto. Niño National High School	22,518,000	1,327,000	23,845,000
Sto. Tomas National High School	89,745,000	6,515,000	96,260,000

Division of Davao del Sur	637,968,000	58,887,000	696,855,000

Division Office - Proper	219,515,000	26,562,000	246,077,000
Barayong National High School	30,716,000	2,674,000	33,390,000
Davao del Sur School of Fisheries	46,320,000	3,706,000	50,026,000
Federico Yap National High School	28,788,000	2,287,000	31,075,000
Governor N. Llanos National High School	12,984,000	1,195,000	14,179,000
Hagonoy National High School	45,831,000	2,994,000	48,825,000
Ihan National High School	13,107,000	1,163,000	14,270,000
Inawayan National High School	23,804,000	1,948,000	25,752,000
Marber National High School	26,875,000	1,793,000	28,668,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	311
DEPARTMENT OF EDUCATION

Matanao National High School	65,355,000	4,505,000	69,860,000
Padada National High School	25,248,000	2,030,000	27,278,000
Sta. Cruz National High School	57,414,000	4,248,000	61,662,000
Sulop National High School	42,011,000	3,782,000	45,793,000

Division of Digos City	295,279,000	23,063,000	318,342,000

Division Office - Proper	51,736,000	8,921,000	60,657,000
Digos City National High School (Davao del Sur National High School)	243,543,000	14,142,000	257,685,000

Division of Island Garden City of Samal	210,308,000	23,723,000	234,031,000

Division Office - Proper	129,128,000	16,727,000	145,855,000
Mambago-B National High School	20,009,000	1,680,000	21,689,000
Nieves Villarica National High School	37,914,000	3,361,000	41,275,000
Samal National High School	23,257,000	1,955,000	25,212,000

Division of Mati City	277,014,000	32,452,000	309,466,000

Division Office - Proper	111,485,000	18,365,000	129,850,000
Badas National High School	13,784,000	1,392,000	15,176,000
Dawan National High School	14,318,000	1,372,000	15,690,000
Mati National Comprehensive High School	77,352,000	6,395,000	83,747,000
Mati School of Arts and Trades	25,483,000	1,999,000	27,482,000
Matiao National High School	34,592,000	2,929,000	37,521,000

Division of Panabo City	280,642,000	27,461,000	308,103,000

Division Office - Proper	57,725,000	9,813,000	67,538,000
A. O. Floirendo National High School	29,506,000	2,274,000	31,780,000
Don Manuel A. Javellana Memorial National High School	14,854,000	1,421,000	16,275,000
Panabo City National High School	126,862,000	9,530,000	136,392,000
San Vicente National High School	26,407,000	2,073,000	28,480,000
Southern Davao National High School	25,288,000	2,350,000	27,638,000

Division of Tagum City	436,809,000	32,552,000	469,361,000

Division Office - Proper	37,474,000	4,847,000	42,321,000
Jose Tuason, Jr. Memorial National High School	21,306,000	1,491,000	22,797,000
La Filipina National High School	83,498,000	5,237,000	88,735,000
Laureta National High School	28,244,000	1,924,000	30,168,000
Pipisan Maug National High School	14,071,000	1,025,000	15,096,000
Tagum National Trade School	56,073,000	4,480,000	60,553,000
Tagum City National Comprehensive High School (Davao National High School)	84,688,000	5,623,000	90,311,000
Tagum City National High School	111,455,000	7,925,000	119,380,000

Region XII - SOCCSKSARGEN	6,501,729,000	656,946,000	7,158,675,000

Division of Cotabato	1,836,253,000	192,978,000	2,029,231,000

Division Office - Proper	1,071,251,000	142,636,000	1,213,887,000
Alamada High School	36,819,000	2,448,000	39,267,000
Antipas National High School	32,848,000	2,268,000	35,116,000
Banisilan National High School	24,666,000	1,993,000	26,659,000
Carmen National High School	51,920,000	3,939,000	55,859,000

312	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Dilangalen National High School	66,572,000	4,153,000	70,725,000
Greenfield National High School	28,252,000	1,484,000	29,736,000
Kabacan National High School	50,834,000	3,387,000	54,221,000
Kimagango National High School	13,762,000	1,018,000	14,780,000
Kisante National High School	24,561,000	1,363,000	25,924,000
Libungan National High School	31,248,000	2,227,000	33,475,000
Lika National High School	26,998,000	1,650,000	28,648,000
M’lang National High School	67,441,000	3,937,000	71,378,000
Magpet National High School	29,820,000	2,015,000	31,835,000
Makilala National High School	19,603,000	1,562,000	21,165,000
Matalam High School (Poblacion)	37,909,000	2,651,000	40,560,000
Matalam National High School, Barangay Linao, Matalam	27,571,000	1,469,000	29,040,000
Pigcawayan National High School	58,781,000	3,893,000	62,674,000
Pikit National High School	64,291,000	3,498,000	67,789,000
President Roxas National High School	24,101,000	1,726,000	25,827,000
Tulunan National High School	47,005,000	3,661,000	50,666,000

Division of General Santos City	923,078,000	76,481,000	999,559,000

Division Office - Proper	272,809,000	30,841,000	303,650,000
Bula National School of Fisheries	31,355,000	2,466,000	33,821,000
Fatima National High School	83,050,000	6,062,000	89,112,000
General Santos City National High School	204,818,000	14,976,000	219,794,000
General Santos City National Secondary School of Arts and Trade	55,542,000	4,585,000	60,127,000
Irineo L. Santiago National High School of Metro Dadiangas	79,345,000	4,227,000	83,572,000
Labangal National High School	50,650,000	3,417,000	54,067,000
Lagao National High School	82,482,000	4,814,000	87,296,000
New Society National High School	63,027,000	5,093,000	68,120,000

Division of Kidapawan City	289,651,000	28,600,000	318,251,000

Division Office - Proper	129,147,000	16,739,000	145,886,000
Amas National High School	16,755,000	1,248,000	18,003,000
Ginatilan National High School	13,424,000	1,179,000	14,603,000
Kidapawan National High School	121,771,000	8,598,000	130,369,000
Paco National High School	8,554,000	836,000	9,390,000

Division of Koronadal City	279,157,000	24,286,000	303,443,000

Division Office - Proper	24,482,000	4,968,000	29,450,000
Bacongco National High School	20,495,000	1,973,000	22,468,000
Esperanza National High School	26,391,000	1,392,000	27,783,000
Koronadal National Comprehensive High School	170,340,000	12,430,000	182,770,000
Marbel 7 National High School	18,960,000	1,847,000	20,807,000
Saravia National High School	18,489,000	1,676,000	20,165,000

Division of Sarangani	1,012,044,000	101,649,000	1,113,693,000

Division Office - Proper	604,685,000	69,863,000	674,548,000
Alabel National High School	48,040,000	4,018,000	52,058,000
Alabel National Science High School	13,516,000	2,737,000	16,253,000
Banate National High School	18,383,000	1,344,000	19,727,000
Colon National High School	33,776,000	2,294,000	36,070,000
Glan Padidu National High School	20,213,000	1,282,000	21,495,000
Glan School of Arts and Trades	50,006,000	3,378,000	53,384,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	313
DEPARTMENT OF EDUCATION

James L. Chiongbian National Trade School	32,334,000	3,053,000	35,387,000
Leonard Young, Sr. National High School	29,059,000	2,133,000	31,192,000
Lun Pandidu National High School	33,355,000	1,961,000	35,316,000
Malalag National High School	34,653,000	3,063,000	37,716,000
Malandag National High School	28,749,000	2,135,000	30,884,000
Malapatan National High School	43,141,000	2,906,000	46,047,000
Pangyan National High School	22,134,000	1,482,000	23,616,000

Division of South Cotabato	1,122,325,000	122,886,000	1,245,211,000

Division Office - Proper	616,738,000	88,091,000	704,829,000
Banga National High School	60,844,000	3,320,000	64,164,000
Bentung Sulit National High School	22,199,000	1,194,000	23,393,000
Lamian National High School	27,176,000	1,544,000	28,720,000
Lapuz National High School	14,824,000	1,153,000	15,977,000
Libertad National High School	63,277,000	4,245,000	67,522,000
Maltana National High School	20,637,000	1,638,000	22,275,000
Norala National High School	49,517,000	3,621,000	53,138,000
Polomolok National High School	45,536,000	3,419,000	48,955,000
Sto. Niño National High School	41,490,000	3,523,000	45,013,000
Sto. Niño National School of Arts and Trades	9,391,000	880,000	10,271,000
T’boli National High School	50,916,000	3,896,000	54,812,000
Tupi National High School	74,155,000	5,070,000	79,225,000
Upper Klinan National High School	25,625,000	1,292,000	26,917,000

Division of Sultan Kudarat	892,160,000	96,313,000	988,473,000

Division Office - Proper	378,526,000	60,547,000	439,073,000
Bagumbayan National High School	27,889,000	1,790,000	29,679,000
Bai Saripinang National High School	14,989,000	1,159,000	16,148,000
Bambad National High School	25,521,000	1,717,000	27,238,000
Columbio National High School	22,378,000	1,451,000	23,829,000
Esperanza National High School	80,167,000	5,162,000	85,329,000
Isulan National High School	66,167,000	4,666,000	70,833,000
Kalamansig National High School	52,204,000	3,053,000	55,257,000
Kapingkong National High School	15,236,000	1,198,000	16,434,000
Laguilayan National High School	16,915,000	1,160,000	18,075,000
Lambayong National High School (Mariano Marcos National High School)	46,924,000	3,404,000	50,328,000
Lebak National High School - Lebak Legislated National High School	42,297,000	3,067,000	45,364,000
Lutayan National High School	40,602,000	2,946,000	43,548,000
President Quirino National High School	47,605,000	3,836,000	51,441,000
Telafas National High School	14,740,000	1,157,000	15,897,000

Division of Tacurong City	147,061,000	13,753,000	160,814,000

Division Office - Proper	44,889,000	5,769,000	50,658,000
Tacurong National High School	73,843,000	5,622,000	79,465,000
V.F. Grino National High School	28,329,000	2,362,000	30,691,000

Region XIII - Caraga	5,113,860,000	515,633,000	5,629,493,000

Division of Agusan del Norte	518,917,000	52,153,000	571,070,000

Division Office - Proper	277,190,000	36,538,000	313,728,000
Agay National High School	35,822,000	2,775,000	38,597,000
Carmen National High School	32,842,000	2,425,000	35,267,000

314	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Guinabsan National High School	56,205,000	1,854,000	58,059,000
Jagupit National High School	20,557,000	1,761,000	22,318,000
Las Nieves National High School	18,658,000	1,570,000	20,228,000
Magallanes National High School	38,547,000	3,022,000	41,569,000
Nasipit National Vocational School	39,096,000	2,208,000	41,304,000

Division of Agusan del Sur	1,121,354,000	110,684,000	1,232,038,000

Division Office - Proper	343,018,000	59,626,000	402,644,000
Agusan del Sur National High School	109,071,000	6,842,000	115,913,000
Bunawan National High School	47,765,000	3,484,000	51,249,000
Datu Lipus Makapandong National High School	21,882,000	1,603,000	23,485,000
Del Monte National High School	32,387,000	2,423,000	34,810,000
Democrito O. Plaza Memorial High School	7,506,000	967,000	8,473,000
Esperanza National High School	42,464,000	2,303,000	44,767,000
La Paz National High School	21,159,000	1,553,000	22,712,000
Lapinigan National High School	25,733,000	1,613,000	27,346,000
Libertad National High School	14,197,000	1,181,000	15,378,000
Loreto National High School	25,039,000	1,648,000	26,687,000
Los Arcos National High School	14,356,000	958,000	15,314,000
Lucena National High School	15,914,000	1,171,000	17,085,000
Patin-ay High School (ASSAT)	16,914,000	1,418,000	18,332,000
Prosperidad National High School	36,063,000	2,410,000	38,473,000
Sampaguita National High School	17,239,000	1,334,000	18,573,000
San Isidro National High School	22,239,000	1,170,000	23,409,000
San Luis National High School	34,104,000	2,005,000	36,109,000
Sibagat National High School of Home Industries	42,668,000	2,085,000	44,753,000
Sta. Cruz National High School	16,675,000	1,174,000	17,849,000
Sta. Irene National High School	19,657,000	1,376,000	21,033,000
Sta. Josefa National High School	47,744,000	3,088,000	50,832,000
Sto. Tomas National High School	11,863,000	1,008,000	12,871,000
Talacogon National High School	30,115,000	1,827,000	31,942,000
Trento National High School	69,210,000	4,183,000	73,393,000
Veruela National High School	20,577,000	1,134,000	21,711,000
Zillovia National High School	15,795,000	1,100,000	16,895,000

Division of Bayugan City	203,535,000	21,982,000	225,517,000

Division Office - Proper	16,649,000	5,214,000	21,863,000
Bayugan National Comprehensive High School	127,770,000	11,150,000	138,920,000
Marcelina National High School	11,555,000	1,327,000	12,882,000
Noli National High School	22,718,000	1,912,000	24,630,000
Salvacion National High School	11,812,000	1,451,000	13,263,000
San Juan National High School	13,031,000	928,000	13,959,000
Division of Bislig City	181,796,000	17,060,000	198,856,000

Division Office - Proper	68,542,000	9,540,000	78,082,000
Bislig City National High School	31,027,000	2,208,000	33,235,000
Lawigan National High School	8,038,000	749,000	8,787,000
Mangagoy National High School	14,534,000	1,147,000	15,681,000
Tabon M. Estrella National High School	59,655,000	3,416,000	63,071,000

Division of Butuan City	730,500,000	59,513,000	790,013,000

Division Office - Proper	205,954,000	26,742,000	232,696,000
Agusan National High School	190,549,000	10,784,000	201,333,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	315
DEPARTMENT OF EDUCATION

Agusan Pequeño National High School	21,264,000	1,723,000	22,987,000
Amparo National High School	13,196,000	996,000	14,192,000
Banza National High School	21,050,000	1,751,000	22,801,000
Butuan City National Comprehensive High School	10,764,000	869,000	11,633,000
Butuan City School of Arts and Trades	71,982,000	4,794,000	76,776,000
Libertad National High School	62,173,000	3,383,000	65,556,000
Los Angeles National High School	18,036,000	1,295,000	19,331,000
Lumbocan National High School	14,148,000	1,096,000	15,244,000
San Vicente National High School	29,047,000	1,965,000	31,012,000
Taligaman National High School	49,966,000	2,563,000	52,529,000
Tungao National High School	22,371,000	1,552,000	23,923,000

Division of Cabadbaran City	108,382,000	15,342,000	123,724,000

Division Office - Proper	42,239,000	9,856,000	52,095,000
Cabadbaran City National High School	66,143,000	5,486,000	71,629,000

Division of Dinagat Island	252,468,000	29,195,000	281,663,000

Division Office - Proper	77,397,000	16,418,000	93,815,000
Albor National High School	21,407,000	1,601,000	23,008,000
Cagdianao National High School	21,698,000	1,523,000	23,221,000
Dinagat School of Fisheries	20,679,000	1,458,000	22,137,000
Don Ruben E. Ecleo, Sr. Memorial National High School	58,380,000	3,328,000	61,708,000
Liberty National High School	4,426,000	587,000	5,013,000
Loreto National High School	11,109,000	1,182,000	12,291,000
Ruben E. Ecleo, Sr. National High School	7,407,000	802,000	8,209,000
Tag-abaca National High School	18,835,000	1,255,000	20,090,000
Tubajon National High School	11,130,000	1,041,000	12,171,000

Division of Siargao	255,172,000	26,538,000	281,710,000

Division Office - Proper	79,197,000	12,744,000	91,941,000
Dapa National High School	53,345,000	3,842,000	57,187,000
Del Carmen National High School	15,719,000	1,663,000	17,382,000
Gen. Luna National High School	31,692,000	2,474,000	34,166,000
Pilar National High School	13,291,000	1,295,000	14,586,000
San Isidro National High School	11,595,000	984,000	12,579,000
Sapao National High School	14,648,000	1,317,000	15,965,000
Socorro National High School	35,685,000	2,219,000	37,904,000

Division of Surigao City	203,215,000	23,794,000	227,009,000

Division Office - Proper	73,474,000	11,344,000	84,818,000
Anomar National High School	15,013,000	1,161,000	16,174,000
Caraga Regional Science High School	16,515,000	3,325,000	19,840,000
Ipil National High School	16,004,000	1,336,000	17,340,000
Mat-i National High School	16,169,000	1,401,000	17,570,000
Surigao City National High School (San Juan National High School)	48,408,000	3,679,000	52,087,000
Taft National High School (Surigao City - Taft National High School Annex)	17,632,000	1,548,000	19,180,000

Division of Surigao del Norte	527,242,000	52,295,000	579,537,000

Division Office - Proper	97,813,000	16,395,000	114,208,000
Alegria National High School	34,241,000	3,049,000	37,290,000

316	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Amando A. Fabio Memorial National High School (Sta. Cruz National High School)	22,206,000	2,082,000	24,288,000
Bacuag National Agro-Industrial School	11,682,000	1,217,000	12,899,000
Balite National High School	9,146,000	1,097,000	10,243,000
Campo National High School	20,867,000	1,597,000	22,464,000
Claver National High School	38,718,000	3,133,000	41,851,000
Gigaquit National School of Home Industries	37,582,000	2,708,000	40,290,000
Mainit National High School	23,671,000	2,004,000	25,675,000
Masgad National High School	7,082,000	732,000	7,814,000
Matin-ao National High School	18,653,000	1,606,000	20,259,000
Placer National High School	27,079,000	2,133,000	29,212,000
San Francisco National High School	17,097,000	1,644,000	18,741,000
Surigao del Norte National High School	88,240,000	6,110,000	94,350,000
Taganaan National High School (Asa National High School)	25,159,000	2,031,000	27,190,000
Timamana National High School	10,334,000	1,066,000	11,400,000
Toledo S. Pantilo, Sr. Memorial National High School	16,454,000	1,688,000	18,142,000
Tubod National Comprehensive High School	21,218,000	2,003,000	23,221,000

Division of Surigao del Sur	895,678,000	94,894,000	990,572,000

Division Office - Proper	153,970,000	48,877,000	202,847,000
Adlay National High School	13,499,000	1,245,000	14,744,000
Anibongan National High School	9,943,000	832,000	10,775,000
Barcelona National High School	15,231,000	835,000	16,066,000
Barobo National High School	49,182,000	3,657,000	52,839,000
Cantilan National High School	33,599,000	2,407,000	36,006,000
Carmen National Agricultural High School	15,456,000	1,085,000	16,541,000
Carrascal National High School	19,155,000	1,803,000	20,958,000
Doña Carmen National High School	7,754,000	684,000	8,438,000
Felisberto Verano National High School	20,119,000	1,333,000	21,452,000
Floreta Herrera-Irizari National High School	26,914,000	1,399,000	28,313,000
Gamut National High School (Barobo)	8,172,000	857,000	9,029,000
Gamut National High School (Tago)	36,192,000	2,408,000	38,600,000
Hinatuan National Comprehensive High School	59,820,000	2,830,000	62,650,000
Lianga National Comprehensive High School	24,327,000	1,924,000	26,251,000
Lingig National High School	34,276,000	2,314,000	36,590,000
M. K. Yusingco National High School (Mandus National High School)	10,799,000	801,000	11,600,000
Madrid National High School	50,223,000	2,851,000	53,074,000
Marihatag National Agricultural High School	15,103,000	881,000	15,984,000
Portlamon Pastor Uy National High School	7,585,000	633,000	8,218,000
Purisima National High School	19,707,000	1,141,000	20,848,000
Salvacion National High School	18,376,000	1,090,000	19,466,000
San Miguel National Comprehensive High School	72,115,000	2,343,000	74,458,000
Solomon P. Lozada National High School	11,329,000	1,129,000	12,458,000
St. Christine National High School	18,612,000	1,612,000	20,224,000
Sto. Niño National High School	20,707,000	1,588,000	22,295,000
Tagasaka National High School	19,757,000	920,000	20,677,000
Tagbina National High School	63,744,000	2,622,000	66,366,000
Tidman National High School	10,985,000	774,000	11,759,000
Unidad National High School	29,027,000	2,019,000	31,046,000

Division of Tandag City	115,601,000	12,183,000	127,784,000

Division Office - Proper	7,132,000	2,838,000	9,970,000
Buenavista National High School	14,264,000	1,608,000	15,872,000
Jacinto P. Elpa National High School	88,557,000	6,985,000	95,542,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	317
DEPARTMENT OF EDUCATION

Tandag National Science High School	5,648,000	752,000	6,400,000
Operation of Schools - Senior High School (Grade 11 to Grade 12)	46,725,734,000	7,097,750,000	53,823,484,000

National Capital Region (NCR)	2,819,651,000	912,268,000	3,731,919,000

Central Office		486,489,000	486,489,000
Division of Caloocan	207,130,000	27,586,000	234,716,000

Division Office - Proper	207,130,000	15,809,000	222,939,000
Amparo High School		3,213,000	3,213,000
Bagong Silang High School		2,196,000	2,196,000
Caloocan High School		2,731,000	2,731,000
Caybiga High School		817,000	817,000
M.B. Asistio, Sr. High School		606,000	606,000
M.B. Asistio, Sr. High School Unit 1		1,334,000	1,334,000
Tala High School		880,000	880,000

Division of Las Piñas	102,393,000	15,735,000	118,128,000

Division Office - Proper	102,393,000	11,665,000	114,058,000
Golden Acres National High School (Las Piñas National High School - Golden Acres Annex)		2,518,000	2,518,000
Las Piñas National High School (Main)		1,552,000	1,552,000

Division of Makati	62,205,000	7,285,000	69,490,000

Division Office - Proper	62,205,000	3,887,000	66,092,000
Makati High School		3,398,000	3,398,000

Division of Malabon City	91,101,000	5,608,000	96,709,000

Division Office - Proper	91,101,000	2,411,000	93,512,000
Malabon National High School		1,103,000	1,103,000
Panghulo National High School		791,000	791,000
Potrero National High School		489,000	489,000
Tinajeros National High School		814,000	814,000

Division of Mandaluyong	113,973,000	28,165,000	142,138,000

Division Office - Proper	113,973,000	15,525,000	129,498,000
Andres Bonifacio Integrated School		2,232,000	2,232,000
Bonifacio Javier National High School		1,408,000	1,408,000
Eulogio Rodriguez Integrated School		1,694,000	1,694,000
Highway Hills Integrated School		2,590,000	2,590,000
Isaac Lopez Integrated School		1,248,000	1,248,000
Jose Fabella Memorial High School		1,426,000	1,426,000
Mandaluyong High School		2,042,000	2,042,000

Division of Manila	323,055,000	36,018,000	359,073,000

Division Office - Proper	323,055,000	3,787,000	326,842,000
Carlos P. Garcia High School		550,000	550,000
Cayetano Arellano High School		961,000	961,000
Claro M. Recto High School		974,000	974,000
Doña Teodora Alonzo High School		938,000	938,000

318	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Dr. Juan Nolasco High School		895,000	895,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)		1,304,000	1,304,000
F. G. Calderon Integrated School		525,000	525,000
Florentino Torres High School (Torres High School)		1,068,000	1,068,000
Gen. Emilio Aguinaldo Integrated School		459,000	459,000
I. Villamor High School		1,390,000	1,390,000
Jose Abad Santos High School		3,261,000	3,261,000
M. Araullo High School (Araullo High School)		2,052,000	2,052,000
Manila High School		773,000	773,000
Manila Science High School		951,000	951,000
Manuel A. Roxas High School		3,325,000	3,325,000
Manuel L. Quezon High School		1,293,000	1,293,000
Mariano Marcos Memorial High School		1,352,000	1,352,000
Pres. Sergio Osmeña, Sr. High School		2,815,000	2,815,000
Rajah Soliman Science and Technology High School		2,876,000	2,876,000
Ramon C. Avancena High School		525,000	525,000
T. Paez Integrated School		1,953,000	1,953,000
Tondo High School		1,278,000	1,278,000
Valeriano Fugoso Memorial High School		713,000	713,000

Division of Marikina	132,840,000	14,251,000	147,091,000

Division Office - Proper	132,840,000	4,360,000	137,200,000
Barangka National High School		198,000	198,000
Fortune High School		317,000	317,000
Malanday National High School		553,000	553,000
Marikina High School		3,870,000	3,870,000
Parang High School		2,293,000	2,293,000
Sta. Elena High School		2,163,000	2,163,000
Tañong High School (Marikina High School - Tañong Annex)		497,000	497,000

Division of Muntinlupa	115,687,000	25,752,000	141,439,000

Division Office - Proper	115,687,000	14,310,000	129,997,000
Muntinlupa National High School		11,442,000	11,442,000

Division of Navotas City	82,926,000	12,284,000	95,210,000

Division Office - Proper	82,926,000	3,273,000	86,199,000
Kaunlaran High School		2,632,000	2,632,000
Navotas National High School		2,072,000	2,072,000
San Rafael Technological and Vocational High School		1,210,000	1,210,000
San Roque National High School		1,425,000	1,425,000
Tangos National High School		954,000	954,000
Tanza National High School		718,000	718,000

Division of Parañaque	193,734,000	32,337,000	226,071,000

Division Office - Proper	193,734,000	12,878,000	206,612,000
Dr. Arcadio Santos National High School (Main)		1,098,000	1,098,000
Parañaque National High School (Main)		18,361,000	18,361,000

Division of Pasay City	140,385,000	23,093,000	163,478,000

Division Office - Proper	140,385,000	2,706,000	143,091,000
Kalayaan National High School		3,393,000	3,393,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	319
DEPARTMENT OF EDUCATION

Pasay City East High School		3,573,000	3,573,000
Pasay City National Science High School		583,000	583,000
Pasay City North High School		1,405,000	1,405,000
Pasay City South High School		4,590,000	4,590,000
Pasay City West High School		6,150,000	6,150,000
Philippine National School for the Blind (Philippine School for the Blind)		155,000	155,000
Philippine School for the Deaf		538,000	538,000

Division of Pasig City	267,830,000	46,830,000	314,660,000

Division Office - Proper	267,830,000	18,622,000	286,452,000
Eusebio High School (Rizal High School - Rosario)		3,786,000	3,786,000
Kapitolyo High School (Rizal High School-Kapitolyo)		2,204,000	2,204,000
Pinagbuhatan High School (Rizal High School - Pinagbuhatan)		2,544,000	2,544,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)		1,174,000	1,174,000
Rizal High School (Main)		12,054,000	12,054,000
Santolan High School (Rizal High School-Santolan)		1,004,000	1,004,000
Sta. Lucia High School		5,442,000	5,442,000

Division of Quezon City	574,963,000	84,105,000	659,068,000

Division Office - Proper	574,963,000	16,334,000	591,297,000
Balara High School		1,141,000	1,141,000
Balingasa High School		1,415,000	1,415,000
Camp Gen. Emilio Aguinaldo High School		1,182,000	1,182,000
Carlos L. Albert High School		1,108,000	1,108,000
Commonwealth High School		6,419,000	6,419,000
Corazon C. Aquino National High School		7,354,000	7,354,000
Culiat High School		1,265,000	1,265,000
Don Alejandro Roces, Sr. Science and Technology High School		538,000	538,000
Doña Josefa Jara Martinez Vocational High School		578,000	578,000
Ernesto Rondon High School (Project 6 High School)		1,202,000	1,202,000
Eulogio Rodriguez, Jr. High School		1,882,000	1,882,000
Flora A. Ylagan High School		619,000	619,000
Holy Spirit National High School		1,681,000	1,681,000
Ismael Mathay, Sr. High School (GSIS Village High School)		3,682,000	3,682,000
Juan Sumulong High School		1,309,000	1,309,000
Judge Feliciano Belmonte, Sr. High School		3,421,000	3,421,000
Krus na Ligas High School		1,022,000	1,022,000
Lagro High School (Main)		6,794,000	6,794,000
Manuel Roxas High School		1,050,000	1,050,000
New Era High School		1,296,000	1,296,000
NOH School for the Crippled Children		202,000	202,000
North Fairview High School		2,123,000	2,123,000
Novaliches High School (Main)		3,325,000	3,325,000
Quezon City High School		1,522,000	1,522,000
Quezon City Science High School		1,593,000	1,593,000
Quirino High School		2,539,000	2,539,000
Ramon Magsaysay (Cubao) High School		2,597,000	2,597,000

320	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

San Bartolome High School		1,517,000	1,517,000
San Francisco High School (Don Mariano Marcos High School)		7,395,000	7,395,000

Division of San Juan City	18,417,000	2,978,000	21,395,000

Division Office - Proper	18,417,000	2,806,000	21,223,000
San Juan National High School		172,000	172,000

Division of Taguig and Pateros	179,406,000	37,436,000	216,842,000

Division Office - Proper	179,406,000	11,238,000	190,644,000
Bagumbayan National High School		3,079,000	3,079,000
Benigno “Ninoy” Aquino High School		1,664,000	1,664,000
Fort Bonifacio High School		2,480,000	2,480,000
Makati West High School (Makati Science High School)		913,000	913,000
Pateros National High School		1,765,000	1,765,000
Pitogo High School		1,177,000	1,177,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School		941,000	941,000
Signal Village National High School (Signal Village High School)		2,909,000	2,909,000
Taguig National High School		3,472,000	3,472,000
Taguig Science High School		1,314,000	1,314,000
Tipas National High School		2,176,000	2,176,000
Upper Bicutan National High School		2,216,000	2,216,000
Western Bicutan National High School		2,092,000	2,092,000

Division of Valenzuela	213,606,000	26,316,000	239,922,000

Division Office - Proper	213,606,000	11,096,000	224,702,000
Bignay National High School		1,045,000	1,045,000
Caruhatan National High School		543,000	543,000
Dalandanan National High School		1,801,000	1,801,000
General T. De Leon National High School		1,737,000	1,737,000
Lawang Bato National High School		1,319,000	1,319,000
Malinta National High School		3,898,000	3,898,000
Mapulang Lupa National High School		188,000	188,000
Parada National High School		538,000	538,000
Polo National High School		1,519,000	1,519,000
Valenzuela National High School (Main)		2,632,000	2,632,000

Region I - Ilocos	3,128,052,000	409,722,000	3,537,774,000

Division of Alaminos City	70,536,000	10,030,000	80,566,000

Division Office - Proper	70,536,000	1,111,000	71,647,000
Alaminos City National High School		6,766,000	6,766,000
Alos National High School		697,000	697,000
San Vicente National High School		510,000	510,000
Telbang National High School		946,000	946,000

Division of Batac City	30,916,000	3,771,000	34,687,000

Division Office - Proper	30,916,000	3,208,000	34,124,000
Batac National High School		563,000	563,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	321
DEPARTMENT OF EDUCATION

Division of Candon City	40,503,000	6,007,000	46,510,000

Division Office - Proper	40,503,000	1,924,000	42,427,000
Candon National High School		4,083,000	4,083,000

Division of Dagupan City	102,637,000	11,943,000	114,580,000

Division Office - Proper	102,637,000	3,331,000	105,968,000
Bonuan Boquig National High School		1,869,000	1,869,000
Dagupan City National High School		5,640,000	5,640,000
Judge Jose de Venecia, Sr. Technical-Vocational Secondary School		1,103,000	1,103,000

Division of Ilocos Norte	223,276,000	34,563,000	257,839,000

Division Office - Proper	223,276,000	10,243,000	233,519,000
Bacarra National Comprehensive High School		2,891,000	2,891,000
Bangui National High School		976,000	976,000
Burgos Agro-Industrial School		763,000	763,000
Cadaratan National High School		418,000	418,000
Caestebanan National High School		273,000	273,000
Caribquib National High School		227,000	227,000
Catagtaguen National High School		363,000	363,000
Davila National High School		484,000	484,000
Dingras National High School & Lt. Edgar Foz Memorial National High School		1,593,000	1,593,000
Dumalneg National High School		273,000	273,000
Ilocos Norte Agricultural College		1,664,000	1,664,000
Luzong National High School		857,000	857,000
Marcos National High School		1,390,000	1,390,000
Nagrebcan National High School		317,000	317,000
Nueva Era National High School		614,000	614,000
Pagsanahan National High School		350,000	350,000
Pagudpud National High School		677,000	677,000
Paoay National High School		1,063,000	1,063,000
Pasaleng National High School		345,000	345,000
Piddig National High School		1,375,000	1,375,000
Pinili National High School		1,321,000	1,321,000
San Nicolas National High School		2,229,000	2,229,000
Sarrat National High School		1,397,000	1,397,000
Solsona National High School		1,215,000	1,215,000
Sta. Rosa National High School		910,000	910,000
Wilbur C. Go National High School		335,000	335,000

Division of Ilocos Sur	285,971,000	37,063,000	323,034,000

Division Office - Proper	285,971,000	14,669,000	300,640,000
Burgos National High School		530,000	530,000
Cabugao National High School		951,000	951,000
Cervantes National High School		1,283,000	1,283,000
Lussoc National High School		1,090,000	1,090,000
Magsingal National High School		1,260,000	1,260,000
Naglaoa-an National High School		492,000	492,000
Narvacan National Central High School		3,827,000	3,827,000
San Juan National High School		2,054,000	2,054,000
Santa Maria National High School		2,120,000	2,120,000
Sinait National High School		3,398,000	3,398,000
Suyo National High School		621,000	621,000

322	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Tagudin National High School		3,226,000	3,226,000
Teodoro Hernaez National High School		1,542,000	1,542,000

Division of La Union	420,013,000	52,492,000	472,505,000

Division Office - Proper	420,013,000	20,938,000	440,951,000
Aringay National High School		2,052,000	2,052,000
Bacnotan National High School		2,675,000	2,675,000
Castor Z. Concepcion Memorial National High School		2,255,000	2,255,000
Damortis National High School		806,000	806,000
Don E. De Guzman Memorial National High School		3,700,000	3,700,000
Don Eufemio F. Eriguel Memorial National High School		2,597,000	2,597,000
Doña Francisca Lacsamana Viuda de Ortega Memorial National High School		2,455,000	2,455,000
Luna National High School		1,610,000	1,610,000
Naguilian National High School		2,566,000	2,566,000
President Elpidio Quirino National High School		1,610,000	1,610,000
Regional Science High School, La Union		900,000	900,000
Rosario Integrated School		4,085,000	4,085,000
San Gabriel Vocational High School		553,000	553,000
Sto. Rosario National High School		776,000	776,000
Sto. Tomas National High School		1,570,000	1,570,000
Tubao National High School		1,344,000	1,344,000

Division of Laoag City	74,825,000	10,451,000	85,276,000

Division Office - Proper	74,825,000	923,000	75,748,000
Gabu National High School		708,000	708,000
Ilocos Norte College of Arts and Trades		4,250,000	4,250,000
Ilocos Norte National High School		4,121,000	4,121,000
Ilocos Norte Regional School of Fisheries		449,000	449,000

Division of Pangasinan I	842,032,000	110,477,000	952,509,000

Division Office - Proper	842,032,000	39,968,000	882,000,000
Agno National High School		1,473,000	1,473,000
Anda National High School		616,000	616,000
Balingasay National High School		647,000	647,000
Bangan Oda National High School		515,000	515,000
Bani National High School (San Jose)		819,000	819,000
Basista National High School		2,574,000	2,574,000
Bayambang National High School (Bayambang)		8,113,000	8,113,000
Binabalian National High School		738,000	738,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)		1,699,000	1,699,000
Bolinao School of Fisheries		705,000	705,000
Bued National High School		451,000	451,000
Burgos National High School		1,235,000	1,235,000
Calasiao Comprehensive National High School		4,583,000	4,583,000
Camaley National High School		340,000	340,000
Dacap Norte National High School		1,108,000	1,108,000
Daniel Maramba National High School		4,167,000	4,167,000
Dulag National High School		1,052,000	1,052,000
Dumpay National High School		819,000	819,000
Eguia National High School		560,000	560,000
Enrico T. Prado National High School		875,000	875,000
Estanza National High School		604,000	604,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	323
DEPARTMENT OF EDUCATION

Irene Rayos Ombac National High School		1,080,000	1,080,000
Labrador National High School		2,189,000	2,189,000
Lasip National High School		966,000	966,000
Luna National High School		631,000	631,000
Macarang National High School		1,052,000	1,052,000
Malasiqui National High School		3,687,000	3,687,000
Mangatarem National High School		5,315,000	5,315,000
Mapandan National High School		3,193,000	3,193,000
Olea National High School		626,000	626,000
Pangasinan National High School		5,982,000	5,982,000
Pangasinan School of Arts and Trades		2,741,000	2,741,000
Parayao National High School		626,000	626,000
Payas National High School		685,000	685,000
Pilar National High School		626,000	626,000
Polong National High School		1,717,000	1,717,000
Salomague National High School		598,000	598,000
Sual National High School		2,777,000	2,777,000
Tococ National High School		786,000	786,000
Urbiztondo National High School		976,000	976,000
Zaragoza National High School		563,000	563,000

Division of Pangasinan II	691,443,000	88,530,000	779,973,000

Division Office - Proper	691,443,000	23,555,000	714,998,000
Alejandro F. Oligan National High School		675,000	675,000
Amamperez Agro-Industrial High School		431,000	431,000
Angela Valdez Ramos National High School		1,052,000	1,052,000
Antonio P. Villar National High School		659,000	659,000
Arboleda National High School		893,000	893,000
Artacho National High School		538,000	538,000
Balungao National High School		1,268,000	1,268,000
Bautista National High School		2,277,000	2,277,000
Benigno V. Aldana National High School		3,827,000	3,827,000
Bobonan National High School		355,000	355,000
Cabilaoan Agro-Industrial High School		451,000	451,000
Cipriano Primicias Memorial National High School		1,478,000	1,478,000
David National High School		469,000	469,000
Don Ramon E. Costales Memorial National High School		3,525,000	3,525,000
Eastern Pangasinan Agricultural College		1,466,000	1,466,000
Guiling-Coliling National High School		596,000	596,000
Juan G. Macaraeg National High School		3,439,000	3,439,000
Laoac National High School		1,321,000	1,321,000
Lobong National High School		862,000	862,000
Luciano Millan National High School		2,275,000	2,275,000
Mabilao National High School		733,000	733,000
Manaoag National High School		4,537,000	4,537,000
Mangaldan National High School		6,619,000	6,619,000
Mataas na Paaralang Juan C. Laya		2,290,000	2,290,000
Natividad National High School		1,106,000	1,106,000
Pindangan National High School, Alcala		304,000	304,000
Rosales National High School		5,371,000	5,371,000
San Fabian National High School		3,733,000	3,733,000
San Jacinto National High School		1,854,000	1,854,000
San Nicolas East National High School		1,073,000	1,073,000
San Quintin National High School		1,963,000	1,963,000
Tayug National High School		3,378,000	3,378,000
Toboy National High School		439,000	439,000

324	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Umingan National High School		3,718,000	3,718,000

Division of San Carlos City	121,680,000	14,617,000	136,297,000

Division Office - Proper	121,680,000	5,495,000	127,175,000
Abanon National High School		801,000	801,000
Pangalangan National High School		735,000	735,000
Speaker Eugenio Perez National Agricultural School		5,298,000	5,298,000
Tandoc National High School		997,000	997,000
Turac National High School		1,291,000	1,291,000

Division of San Fernando City	60,398,000	8,577,000	68,975,000

Division Office - Proper	60,398,000	2,861,000	63,259,000
La Union National High School		5,716,000	5,716,000

Division of Urdaneta City	98,784,000	11,514,000	110,298,000

Division Office - Proper	98,784,000	4,316,000	103,100,000
Badipa National High School		330,000	330,000
Lananpin National High School		928,000	928,000
Palina East National High School		439,000	439,000
Urdaneta City National High School		5,501,000	5,501,000

Division of Vigan City	65,038,000	9,687,000	74,725,000

Division Office - Proper	65,038,000	672,000	65,710,000
Ilocos Sur National High School		9,015,000	9,015,000

Cordillera Administrative Region (CAR)	872,874,000	119,831,000	992,705,000

Division of Abra	123,207,000	15,196,000	138,403,000

Division Office - Proper	123,207,000	9,366,000	132,573,000
Abra High School		2,391,000	2,391,000
Cristina B. Gonzales Memorial High School		799,000	799,000
Manabo National High School		865,000	865,000
Mataragan National Agricultural School		170,000	170,000
Northern Abra National High School		796,000	796,000
Pilar Rural High School		449,000	449,000
Western Abra National High School		360,000	360,000

Division of Apayao	81,174,000	10,260,000	91,434,000

Division Office - Proper	81,174,000	8,150,000	89,324,000
Apayao National Industrial and Agricultural High School		424,000	424,000
Conner Central National High School		634,000	634,000
Flora National High School		1,052,000	1,052,000

Division of Baguio City	112,743,000	16,815,000	129,558,000

Division Office - Proper	112,743,000	6,610,000	119,353,000
Baguio City National High School		4,293,000	4,293,000
Guisad Valley National High School		1,973,000	1,973,000
Irisan National High School		479,000	479,000
Magsaysay National High School		183,000	183,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	325
DEPARTMENT OF EDUCATION

Mil-an National High School		1,517,000	1,517,000
Pines City National High School		1,453,000	1,453,000
Roxas National High School		307,000	307,000

Division of Benguet	212,260,000	32,619,000	244,879,000

Division Office - Proper	212,260,000	13,655,000	225,915,000
Alejo M. Pacalso Memorial National High School		2,168,000	2,168,000
Ampusongan National High School		218,000	218,000
Atok National High School		316,000	316,000
Benguet National High School		6,360,000	6,360,000
Bokod National High School		434,000	434,000
Buguias National High School		233,000	233,000
Governor Bado Dangwa Agro-Industrial School		923,000	923,000
Kamora National High School		586,000	586,000
Kibungan National High School		535,000	535,000
La Trinidad National High School		525,000	525,000
Lepanto National High School		1,063,000	1,063,000
Loo National High School		1,806,000	1,806,000
Mankayan National High School		827,000	827,000
Tuba National High School, Nangalisan		604,000	604,000
Tublay School of Home Industries		2,366,000	2,366,000

Division of Ifugao	95,044,000	12,003,000	107,047,000

Division Office - Proper	95,044,000	7,293,000	102,337,000
Banaue National High School		217,000	217,000
Hapid National High School		223,000	223,000
Hingyon National High School		155,000	155,000
Lawig National High School		786,000	786,000
Mayoyao National High School		253,000	253,000
Namillangan National High School		449,000	449,000
Sta. Maria National High School		2,627,000	2,627,000

Division of Kalinga	75,414,000	9,677,000	85,091,000

Division Office - Proper	75,414,000	6,886,000	82,300,000
Balbalan Agricultural and Industrial School		510,000	510,000
Pinukpuk Vocational School		959,000	959,000
Rizal National School of Arts and Trades		1,055,000	1,055,000
Tanudan Vocational School		267,000	267,000

Division of Mt. Province	92,907,000	12,391,000	105,298,000

Division Office - Proper	92,907,000	6,655,000	99,562,000
Bacarri National Trade-Agricultural High School		185,000	185,000
Eastern Bontoc National Agricultural Vocational High School		335,000	335,000
Guinzadan National High School		923,000	923,000
Mountain Province General Comprehensive High School		1,674,000	1,674,000
Panabungen School of Arts, Trades and Home Industries		238,000	238,000
Paracelis Technical and Vocational High School		393,000	393,000
Serapio Gawan National High School		875,000	875,000
Tadian School of Arts and Trades		1,113,000	1,113,000

326	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Tabuk City	80,125,000	10,870,000	90,995,000

Division Office - Proper	80,125,000	3,097,000	83,222,000
Kalinga National High School		2,982,000	2,982,000
Tabuk City National High School		4,418,000	4,418,000
Tuga National High School		373,000	373,000

Region II - Cagayan Valley	2,056,820,000	286,545,000	2,343,365,000

Division of Batanes	26,882,000	2,288,000	29,170,000

Division Office - Proper	26,882,000	821,000	27,703,000
Batanes National Science High School (Batanes National High School)		1,063,000	1,063,000
Itbayat National Agricultural High School		249,000	249,000
Sabtang National School of Fisheries		155,000	155,000

Division of Cagayan	599,379,000	86,560,000	685,939,000

Division Office - Proper	599,379,000	57,288,000	656,667,000
Abulug National Rural and Vocational High School		456,000	456,000
Abulug School of Fisheries		434,000	434,000
Alcala Rural School		365,000	365,000
Allacapan Vocational High School		1,917,000	1,917,000
Amulung National High School		1,296,000	1,296,000
Aparri School of Arts and Trades		2,787,000	2,787,000
Baggao National Agricultural School		1,096,000	1,096,000
Bukig National Agricultural and Technical School		1,050,000	1,050,000
Camalaniugan High School		2,424,000	2,424,000
Claveria Rural and Vocational School		431,000	431,000
Claveria School of Arts and Trades		1,724,000	1,724,000
Enrile Vocational High School		1,377,000	1,377,000
Gattaran National Trade School		1,646,000	1,646,000
Itawes National Agriculture and Technological School		535,000	535,000
Pamplona National School of Fisheries		563,000	563,000
Peñablanca National High School		1,801,000	1,801,000
Sanchez Mira School of Arts and Trades		1,714,000	1,714,000
Solana Fresh Water and Fisheries School		1,090,000	1,090,000
Sta. Ana Fishery National High School		1,750,000	1,750,000
Tuao Vocational and Technical School		1,134,000	1,134,000
Vicente D. Trinidad National High School		1,496,000	1,496,000
Western Cagayan School of Arts and Trades		2,186,000	2,186,000

Division of Cauayan City	94,376,000	13,999,000	108,375,000

Division Office - Proper	94,376,000	13,256,000	107,632,000
Cauayan City Science and Technology High School		743,000	743,000

Division of Ilagan City	98,326,000	13,501,000	111,827,000

Division Office - Proper	98,326,000	3,880,000	102,206,000
Ilagan West National High School		360,000	360,000
Isabela National High School		5,564,000	5,564,000
Isabela School of Arts and Trades		3,322,000	3,322,000
San Antonio Agricultural High School		375,000	375,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	327
DEPARTMENT OF EDUCATION

Division of Isabela	662,659,000	92,642,000	755,301,000

Division Office - Proper	662,659,000	44,952,000	707,611,000
Addalam Region High School		205,000	205,000
Alfreda Albano National High School		1,060,000	1,060,000
Alicia National High School, Paddad		2,539,000	2,539,000
Angadanan High School		1,737,000	1,737,000
Benito Soliven National High School		1,719,000	1,719,000
Burgos National High School		495,000	495,000
Cabatuan National High School - Main		1,930,000	1,930,000
Cagasat High School		553,000	553,000
Calanigan National High School		662,000	662,000
Callang National High School - Main		1,146,000	1,146,000
Dibuluan National High School		474,000	474,000
Don Mariano Marcos National High School		1,144,000	1,144,000
Gamu Agri-Fishery School		1,212,000	1,212,000
Isabela School of Fisheries		378,000	378,000
Jones Rural School		2,462,000	2,462,000
Lalauanan High School		647,000	647,000
Luna National High School		1,329,000	1,329,000
Mabini National High School		388,000	388,000
Muñoz National High School - Main		1,156,000	1,156,000
Naguilian National High School		1,834,000	1,834,000
Palanan National High School		1,169,000	1,169,000
Quezon National High School - Main		1,854,000	1,854,000
Quirino National High School - Main		1,534,000	1,534,000
Ramon National High School		1,159,000	1,159,000
Raniag High School		2,067,000	2,067,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)		875,000	875,000
Reina Mercedes Vocational and Industrial School		1,207,000	1,207,000
Rizal Region National High School, Alicia, Isabela		723,000	723,000
San Agustin National High School		578,000	578,000
San Isidro National High School		1,296,000	1,296,000
San Jose National High School		948,000	948,000
San Mariano National High School - Main		3,107,000	3,107,000
San Mateo Vocational and Industrial High School		1,580,000	1,580,000
San Pablo National High School		908,000	908,000
Sandiat National High School		449,000	449,000
Santa Maria National High School - Main		1,552,000	1,552,000
St. Paul Vocational and Industrial High School		893,000	893,000
Sto. Tomas National High School		1,501,000	1,501,000
Ugad High School		1,220,000	1,220,000

Division of Nueva Vizcaya	280,997,000	36,778,000	317,775,000

Division Office - Proper	280,997,000	11,175,000	292,172,000
Alfonso Castañeda National High School		563,000	563,000
Aritao National High School		2,683,000	2,683,000
Bagabag National High School		1,608,000	1,608,000
Bambang National High School		3,827,000	3,827,000
Bintawan National High School		1,605,000	1,605,000
Bonfal National High School		796,000	796,000
Diadi National High School		1,676,000	1,676,000
Dupax del Sur National High School		647,000	647,000
Kasibu National Agricultural School		1,161,000	1,161,000

328	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Lamo National High School		824,000	824,000
Nansiakan National High School		231,000	231,000
Nueva Vizcaya General Comprehensive High School		4,747,000	4,747,000
Quezon National High School		776,000	776,000
Salinas National High School		231,000	231,000
Solano High School		3,647,000	3,647,000
Uddiawan National High School		581,000	581,000

Division of Quirino	135,883,000	18,173,000	154,056,000

Division Office - Proper	135,883,000	5,255,000	141,138,000
Cabarroguis National School of Arts and Trades		1,907,000	1,907,000
Diffun National High School		2,772,000	2,772,000
Maddela Comprehensive High School		2,812,000	2,812,000
Pinaripad National High School		928,000	928,000
Quirino General High School, Main Campus		2,407,000	2,407,000
Saguday National High School		1,433,000	1,433,000
Victoria High School (Aglipay National High School - Victoria Annex)		659,000	659,000

Division of Santiago City	63,645,000	9,551,000	73,196,000

Division Office - Proper	63,645,000	3,113,000	66,758,000
Cabulay High School		418,000	418,000
Divisoria High School		1,075,000	1,075,000
Rizal National High School		1,090,000	1,090,000
Santiago City National High School		3,855,000	3,855,000

Division of Tuguegarao City	94,673,000	13,053,000	107,726,000

Division Office - Proper	94,673,000	10,626,000	105,299,000
Gosi National High School		819,000	819,000
Linao National High School		1,608,000	1,608,000

Region III - Central Luzon	4,914,342,000	654,671,000	5,569,013,000

Division of Angeles City	162,728,000	24,299,000	187,027,000

Division Office - Proper	162,728,000	8,565,000	171,293,000
Angeles City National High School		5,047,000	5,047,000
Angeles City National Trade School		3,282,000	3,282,000
Angeles City Science High School		2,191,000	2,191,000
Bonifacio V. Romero High School		1,821,000	1,821,000
Francisco G. Nepomuceno Memorial High School		2,353,000	2,353,000
Rafael L. Lazatin Memorial High School		1,040,000	1,040,000

Division of Aurora	102,148,000	14,396,000	116,544,000

Division Office - Proper	102,148,000	4,651,000	106,799,000
Aurora National High School		330,000	330,000
Casiguran National High School		801,000	801,000
Dilasag National High School		479,000	479,000
Dingalan National High School		1,009,000	1,009,000
Ditumabo National High School		779,000	779,000
E.C. Ronquillo Memorial High School (Quirino National High School)		545,000	545,000
Ibona National High School		520,000	520,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	329
DEPARTMENT OF EDUCATION

J.C. Angara Memorial National High School (Dinalungan National High School)		657,000	657,000
Lual National High School		1,572,000	1,572,000
Ma. Aurora National High School		1,281,000	1,281,000
Manggitahan National High School		281,000	281,000
Mucdol National High School		1,491,000	1,491,000

Division of Balanga City	89,748,000	13,058,000	102,806,000

Division Office - Proper	89,748,000	11,039,000	100,787,000
City of Balanga National High School		2,019,000	2,019,000

Division of Bataan	361,514,000	45,315,000	406,829,000

Division Office - Proper	361,514,000	17,790,000	379,304,000
B. Camacho National High School		1,998,000	1,998,000
Balsik National High School		893,000	893,000
Bataan School of Fisheries		1,953,000	1,953,000
E.C. Bernabe National High School		2,244,000	2,244,000
Hermosa National High School		2,143,000	2,143,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)		1,567,000	1,567,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)		1,790,000	1,790,000
Lamao National High School		2,371,000	2,371,000
Limay National High School		2,856,000	2,856,000
Luakan National High School		1,973,000	1,973,000
Magsaysay Integrated School		1,174,000	1,174,000
Morong National High School		2,057,000	2,057,000
Orani National High School (Resettlement School)		155,000	155,000
Pablo Roman National High School		1,719,000	1,719,000
Pagalanggang High School		1,585,000	1,585,000
Samal National High School		1,047,000	1,047,000

Division of Bulacan	774,212,000	103,038,000	877,250,000

Division Office - Proper	774,212,000	7,159,000	781,371,000
Aguinaldo J. Santos National High School		1,382,000	1,382,000
Alexis G. Santos National High School		1,780,000	1,780,000
Angat National High School		484,000	484,000
Assemblywoman Felicita G. Bernardino Memorial Trade School		6,221,000	6,221,000
Bajet-Castillo High School		1,428,000	1,428,000
Balagtas National Agricultural High School		1,661,000	1,661,000
Bambang National High School (Iluminada Mendoza-Roxas)		659,000	659,000
Binagbag National High School		525,000	525,000
Bunsuran National High School		2,681,000	2,681,000
Bunsuran National High School Annex (Masagana High School)		621,000	621,000
Calawitan National High School		543,000	543,000
Calawitan National High School Annex (Akle High School)		746,000	746,000
Calumpit National High School		2,047,000	2,047,000
Cambaog National High School		832,000	832,000
Caniogan High School		396,000	396,000
Carlos F. Gonzales High School (Maguinao Cruz Na Daan NHS)		4,489,000	4,489,000

330	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Catmon National High School	999,000	999,000
Dampol 1st National High School	796,000	796,000
Dampol 2nd National High School	649,000	649,000
Dampol 2nd National High School Annex (Sta. Lucia)	923,000	923,000
Dampol 2nd National High School Annex (Sta. Peregrina)	1,311,000	1,311,000
Doña Candelaria Duque Meneses High School	766,000	766,000
Dr. Felipe de Jesus High School	205,000	205,000
Engr. Virgilio V. Dionisio Memorial School	378,000	378,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)	905,000	905,000
Fortunato F. Halili National Agricultural School	1,669,000	1,669,000
Frances High School	591,000	591,000
Guiguinto National Vocational High School	4,785,000	4,785,000
Iba National High School	1,641,000	1,641,000
Jaime J. Vistan High School	185,000	185,000
John J. Russel Memorial High School (Sibul National High School)	2,064,000	2,064,000
Jose J. Mariano Memorial High School	588,000	588,000
Julian B. Sumbillo High School	715,000	715,000
Laura de Leon Halili High School	1,093,000	1,093,000
Lolomboy National High School	1,151,000	1,151,000
Mariano Ponce National High School	155,000	155,000
Maronquillo National High School	644,000	644,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)	2,252,000	2,252,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro	2,952,000	2,952,000
Minuyan National High School	1,560,000	1,560,000
North Hills Village High School	601,000	601,000
Norzagaray National High School	2,206,000	2,206,000
Obando School of Fisheries	155,000	155,000
Parada National High School	1,352,000	1,352,000
Partida High School	819,000	819,000
Prenza National High School	4,362,000	4,362,000
President Diosdado P. Macapagal Memorial High School	1,555,000	1,555,000
Pulong Buhangin National High School	3,129,000	3,129,000
Salapungan National High School	502,000	502,000
San Francisco Xavier High School	756,000	756,000
San Ildefonso National High School	3,117,000	3,117,000
San Miguel National High School	8,042,000	8,042,000
San Rafael National Trade School	1,699,000	1,699,000
San Roque National High School (Kapitangan National High School Annex - San Roque)	1,096,000	1,096,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)	1,156,000	1,156,000
Sta. Monica National High School	758,000	758,000
Sto. Niño High School	401,000	401,000
Sullivan National High School	936,000	936,000
Taal High School	2,564,000	2,564,000
Taliptip National High School	550,000	550,000
Tiaong National High School	345,000	345,000
Vedasto R. Santiago High School	2,389,000	2,389,000
Virginia Ramirez Cruz National High School	1,917,000	1,917,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	331
DEPARTMENT OF EDUCATION

Division of Cabanatuan City	95,497,000	11,628,000	107,125,000

Division Office - Proper	95,497,000	1,228,000	96,725,000
Camp Tinio National High School		2,331,000	2,331,000
Cesar E. Vergara Memorial High School		616,000	616,000
Eastern Cabu National High School		905,000	905,000
Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)		1,372,000	1,372,000
Marciano del Rosario National High School		2,021,000	2,021,000
Mayapyap National High School		1,588,000	1,588,000
San Josef National High School		1,567,000	1,567,000

Division of Gapan City	80,238,000	11,813,000	92,051,000

Division Office - Proper	80,238,000	921,000	81,159,000
Cristina David Pascual National High School		353,000	353,000
Juan R. Liwag Memorial National High School		6,619,000	6,619,000
San Nicolas High School		829,000	829,000
San Roque National High School		1,689,000	1,689,000
Sta. Cruz National High School		1,402,000	1,402,000

Division of Mabalacat City	61,991,000	7,621,000	69,612,000

Division Office - Proper	61,991,000	4,517,000	66,508,000
Mabalacat National High School		1,334,000	1,334,000
Madapdap Resettlement High School		1,770,000	1,770,000

Division of Malolos City	80,961,000	12,472,000	93,433,000

Division Office - Proper	80,961,000	3,190,000	84,151,000
Bulihan National High School		155,000	155,000
Malolos Marine Fishery School and Laboratory		1,354,000	1,354,000
Marcelo H. Del Pilar National High School		7,773,000	7,773,000

Division of Meycauayan City	46,689,000	5,458,000	52,147,000

Division Office - Proper	46,689,000	1,880,000	48,569,000
Meycauayan National High School		3,578,000	3,578,000

Division of Muñoz Science City	64,792,000	7,689,000	72,481,000

Division Office - Proper	64,792,000	596,000	65,388,000
Muñoz National High School		6,005,000	6,005,000
Muñoz National High School Annex		1,088,000	1,088,000

Division of Nueva Ecija	845,245,000	105,615,000	950,860,000

Division Office - Proper	845,245,000	37,434,000	882,679,000
Agbannawag National High School		297,000	297,000
Aliaga National High School		2,927,000	2,927,000
Bartolome Sangalang National High School		3,490,000	3,490,000
Bicos National High School		342,000	342,000
Cabucbucan National High School		403,000	403,000
Calaba National High School		522,000	522,000
Canaan East National High School		259,000	259,000
Carmen National High School		687,000	687,000
Carranglan National High School		1,129,000	1,129,000
Cuyapo National High School		2,260,000	2,260,000

332	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Digdig High School		515,000	515,000
Doña Juana Chioco National High School		2,711,000	2,711,000
Dr. Jose Lapuz Salonga High School (San Mariano National High School Annex)		723,000	723,000
Dr. Ramon de Santos National High School		2,612,000	2,612,000
Eduardo Joson Memorial High School		2,148,000	2,148,000
Exequiel R. Lina National High School		1,912,000	1,912,000
Gabaldon Vocational Agriculture High School		1,813,000	1,813,000
Galvan High School		875,000	875,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)		1,633,000	1,633,000
General Luna National High School		500,000	500,000
General Tinio National High School		2,655,000	2,655,000
Hilario E. Hermosa Memorial High School		697,000	697,000
Jorge M. Padilla National High School		637,000	637,000
Julia Ortiz Luis National High School		2,275,000	2,275,000
Lino Bernardo High School (Bago National High School)		555,000	555,000
Macabaclay National High School		875,000	875,000
Magpapalayok National High School		512,000	512,000
Maligaya National High School		647,000	647,000
Mallorca National High School		723,000	723,000
Palayan City National High School		2,861,000	2,861,000
Pantabangan National High School		829,000	829,000
Peñaranda National High School		2,072,000	2,072,000
Putlod - San Jose National High School		1,273,000	1,273,000
Putlod - San Jose National High School Annex		756,000	756,000
Restituto B. Peria High School (Bibiclat National High School)		497,000	497,000
Ricardo Dizon Canlas Agricultural School		601,000	601,000
Rio-Chico National High School		619,000	619,000
Rizal National High School		2,693,000	2,693,000
San Anton National High School		469,000	469,000
San Francisco National High School		1,207,000	1,207,000
San Mariano National High School (San Francisco High School Annex)		936,000	936,000
San Ricardo National High School		2,196,000	2,196,000
Sibul National High School		609,000	609,000
Sta. Rita National High School		233,000	233,000
Sta. Rosa High School		1,334,000	1,334,000
Sto. Domingo National Trade School		3,091,000	3,091,000
Sto. Rosario National High School, Sta. Rosa		862,000	862,000
Talabutab Norte National High School		817,000	817,000
Talugtug National High School (Osmeña-Roxas National High School)		1,232,000	1,232,000
Teodoro A. Dionisio National High School		555,000	555,000
Triala National High School		639,000	639,000
V. R. Bumanlag High School (Sto. Tomas National High School)		593,000	593,000
Vaca Valley National High School		708,000	708,000
Zaragoza National High School		3,165,000	3,165,000

Division of Olongapo City	77,511,000	9,776,000	87,287,000

Division Office - Proper	77,511,000	7,993,000	85,504,000
City of Olongapo National High School		155,000	155,000
Kalalake National High School		761,000	761,000
Regional Science High School		867,000	867,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	333
DEPARTMENT OF EDUCATION

Division of Pampanga	697,846,000	90,911,000	788,757,000

Division Office - Proper	697,846,000	18,696,000	716,542,000
Andres M. Luciano High School		1,509,000	1,509,000
Apalit High School		872,000	872,000
Arayat National High School		786,000	786,000
Bahay Pare National High School		1,887,000	1,887,000
Balitucan National High School		779,000	779,000
Balucuc National High School		741,000	741,000
Basa Air Base National High School		2,009,000	2,009,000
Becuran National High School		1,872,000	1,872,000
Betis National High School		1,136,000	1,136,000
Caduang Tete National High School		1,139,000	1,139,000
Camba National High School		1,096,000	1,096,000
Cansinala National High School		436,000	436,000
De La Paz Libutad National High School		685,000	685,000
Diosdado Macapagal High School		1,902,000	1,902,000
Diosdado Macapagal Memorial High School		1,920,000	1,920,000
Dolores National High School, Magalang		522,000	522,000
Don Jesus Gonzales National High School		3,535,000	3,535,000
Eastern Porac National High School		1,664,000	1,664,000
Emigdio A. Bondoc High School, San Luis		801,000	801,000
Floridablanca National Agricultural School		1,298,000	1,298,000
Guillermo D. Mendoza National High School		649,000	649,000
Gutad National High School		908,000	908,000
Justino Sevilla High School (Mangga-Cacutud National High School)		3,548,000	3,548,000
Lubao National High School		1,702,000	1,702,000
Malino National High School		829,000	829,000
Masantol High School		2,158,000	2,158,000
Mexico National High School		829,000	829,000
Natividad National High School		558,000	558,000
Nicanor David Vergara High School		459,000	459,000
Pagyuruan National High School (Paguiruan High School)		284,000	284,000
Pasig National High School		2,462,000	2,462,000
Porac Model Community High School (Resettlement School)		2,011,000	2,011,000
Porac National High School		1,367,000	1,367,000
Potrero National High School		1,511,000	1,511,000
Pulong Santol National High School		1,902,000	1,902,000
Pulungmasle National High School		926,000	926,000
Remedios National High School		581,000	581,000
Salapungan National High School		723,000	723,000
San Isidro National High School, San Luis		591,000	591,000
San Isidro National High School, Sta. Ana		325,000	325,000
San Juan National High School, Mexico		2,379,000	2,379,000
San Juan-San Luis National High School Annex (San Carlos)		1,065,000	1,065,000
San Matias National High School		3,614,000	3,614,000
San Pablo 2nd National High School		1,456,000	1,456,000
San Pedro National High School		322,000	322,000
San Roque Dau National High School		1,702,000	1,702,000
San Vicente National High School		1,534,000	1,534,000
San Vicente Pilot School for Philippine Craftsmen		768,000	768,000
San Vicente-San Francisco National High School		999,000	999,000
Sta. Ana National High School		756,000	756,000
Sta. Cruz National High School		1,156,000	1,156,000

334	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Sta. Maria National High School, Minalin		1,296,000	1,296,000
Sta. Maria National High School, Macabebe		812,000	812,000
Sto. Rosario National High School		847,000	847,000
Sto. Tomas National High School, Sasmuan		685,000	685,000
Talang National High School		327,000	327,000
Tinajero National High School - Sta. Lucia High School Annex		1,585,000	1,585,000

Division of San Fernando City	149,858,000	22,271,000	172,129,000

Division Office - Proper	149,858,000	8,490,000	158,348,000
Pampanga High School		12,513,000	12,513,000
Sindalan National High School		1,268,000	1,268,000

Division of San Jose City	67,455,000	10,633,000	78,088,000

Division Office - Proper	67,455,000	3,877,000	71,332,000
San Jose City National High School (formerly Constancio Padilla National High School)		6,756,000	6,756,000

Division of San Jose del Monte City	187,630,000	22,206,000	209,836,000

Division Office - Proper	187,630,000	6,706,000	194,336,000
Graceville National High School		786,000	786,000
Minuyan National High School		426,000	426,000
Paradise Farm National High School		2,285,000	2,285,000
San Jose del Monte National High School		2,427,000	2,427,000
San Jose del Monte National Trade School		1,856,000	1,856,000
San Martin National High School (San Martin High School)		1,453,000	1,453,000
Sapang Palay National High School		5,937,000	5,937,000
Towerville High School		330,000	330,000

Division of Tarlac	619,352,000	85,710,000	705,062,000

Division Office - Proper	619,352,000	23,937,000	643,289,000
Anao National High School		834,000	834,000
Aringin National High School		512,000	512,000
Balaoang National High School		563,000	563,000
Benigno S. Aquino National High School		7,879,000	7,879,000
Bilad High School (Resettlement School)		789,000	789,000
Buenavista National High School		388,000	388,000
Caluluan National High School		1,179,000	1,179,000
Camiling School of Home Industries		672,000	672,000
Corazon C. Aquino High School		3,383,000	3,383,000
Dapdap High School (Resettlement School)		3,221,000	3,221,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)		2,163,000	2,163,000
Estipona National High School		961,000	961,000
Guevarra National High School		1,407,000	1,407,000
La Paz National High School		2,589,000	2,589,000
Lawy National High School		360,000	360,000
Mababanaba National High School		1,230,000	1,230,000
Marawi National High School		756,000	756,000
Moncada National High School		2,090,000	2,090,000
Nambalan National High School		609,000	609,000
O’Donnel High School (Resettlement School)		3,183,000	3,183,000
O’Donnel National High School		1,380,000	1,380,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	335
DEPARTMENT OF EDUCATION

Padapada National High School		1,821,000	1,821,000
Ramos National High School		1,522,000	1,522,000
San Felipe National High School		888,000	888,000
San Julian-Sta. Maria National High School		406,000	406,000
San Pedro National High School		915,000	915,000
San Roque National High School		3,063,000	3,063,000
Sta. Lucia National High School		609,000	609,000
Sto. Domingo National High School (Capas High School)		406,000	406,000
Tagumbao National High School		489,000	489,000
Tarlac National High School		11,260,000	11,260,000
Victoria National High School		3,713,000	3,713,000
Villa Aglipay National High School		533,000	533,000

Division of Tarlac City	92,577,000	11,180,000	103,757,000

Division Office - Proper	92,577,000	2,966,000	95,543,000
Alvindia-Aguso National High School		515,000	515,000
Amucao National High School		621,000	621,000
Central Azucarera De Tarlac National High School		941,000	941,000
Maliwalo National High School		2,863,000	2,863,000
San Manuel National High School		1,466,000	1,466,000
Tibag High School		1,808,000	1,808,000

Division of Zambales	256,350,000	39,582,000	295,932,000

Division Office - Proper	256,350,000	6,931,000	263,281,000
Amungan National High School		730,000	730,000
Bani National High School		322,000	322,000
Botolan National High School		1,567,000	1,567,000
Cabangan National High School		1,395,000	1,395,000
Candelaria School of Fisheries		411,000	411,000
Castillejos National High School		2,655,000	2,655,000
Dalmacio-Pablo Carpio National High School		550,000	550,000
Gov. Manuel D. Barretto National High School		771,000	771,000
Guisguis National High School		555,000	555,000
Jesus F. Magsaysay High School (Zambales NHS Annex)		304,000	304,000
Jesus F. Magsaysay Tech. Voc. HS - Jesus F. Magsaysay High School		1,004,000	1,004,000
La Paz National High School		1,035,000	1,035,000
Lawis National High School		538,000	538,000
Lipay High School		1,273,000	1,273,000
Locloc National High School		609,000	609,000
Mena Memorial National High School (Bolitoc National High School)		238,000	238,000
New Taugtog National High School		456,000	456,000
Pamibian Integrated School		596,000	596,000
Panan National High School		327,000	327,000
Rofulo M. Landa Memorial High School (Salaza National High School)		1,174,000	1,174,000
San Agustin High School		487,000	487,000
San Antonio National High School		1,511,000	1,511,000
San Guillermo National High School		1,981,000	1,981,000
San Rafael Technical Vocational High School (Maloma National High School - San Rafael High School)		441,000	441,000
Sta. Cruz National High School		365,000	365,000

336	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Sta. Cruz South High School		155,000	155,000
Subic National High School		6,299,000	6,299,000
Taltal National High School		941,000	941,000
Zambales National High School		3,961,000	3,961,000

Region IVA - CALABARZON	5,206,933,000	745,221,000	5,952,154,000

Division of Antipolo City	230,199,000	32,110,000	262,309,000

Division Office - Proper	230,199,000	13,714,000	243,913,000
Bagong Nayon II National High School		193,000	193,000
Marcelino M. Santos National High School		1,225,000	1,225,000
Maximo L. Gatlabayan Memorial National High School		1,514,000	1,514,000
Mayamot National High School		5,599,000	5,599,000
San Isidro National High School		2,262,000	2,262,000
San Jose National High School		4,709,000	4,709,000
San Juan National High School		875,000	875,000
San Roque National High School		2,019,000	2,019,000

Division of Bacoor City	98,961,000	12,071,000	111,032,000

Division Office - Proper	98,961,000	12,071,000	111,032,000

Division of Batangas	814,514,000	125,972,000	940,486,000

Division Office - Proper	814,514,000	89,475,000	903,989,000
Anselmo A. Sandoval Memorial National High School		3,388,000	3,388,000
Banoyo National High School		155,000	155,000
Bauan National Agricultural and Vocational High School		824,000	824,000
Bauan Technical Integrated High School		7,349,000	7,349,000
Baybayin National High School		1,481,000	1,481,000
Buhaynasapa Integrated National High School		1,717,000	1,717,000
Dagatan Integrated National High School		1,709,000	1,709,000
Dr. Juan A. Pastor Integrated National High School		4,055,000	4,055,000
Laiya Integrated National High School		2,047,000	2,047,000
Padre Garcia Integrated National High School		2,716,000	2,716,000
Palahanan Integrated National High School		1,818,000	1,818,000
Pansol Integrated National High School		2,021,000	2,021,000
Rosario Integrated National High School		1,375,000	1,375,000
Sico 1.0 Integrated National High School		971,000	971,000
Sta. Teresita National High School		1,364,000	1,364,000
Taysan National High School		2,488,000	2,488,000
Tipas Integrated National High School		1,019,000	1,019,000

Division of Batangas City	109,418,000	18,870,000	128,288,000

Division Office - Proper	109,418,000	10,328,000	119,746,000
Balete Integrated School		543,000	543,000
Banaba West Integrated School		895,000	895,000
Batangas City Integrated High School		3,665,000	3,665,000
Natalia V. Ramos Memorial Integrated School		507,000	507,000
Paharang Integrated School		725,000	725,000
Pedro S. Tolentino Memorial Integrated School		812,000	812,000
Pinamukan Integrated School		875,000	875,000
Tabangao Integrated School		520,000	520,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	337
DEPARTMENT OF EDUCATION

Division of Biñan City	108,725,000	12,241,000	120,966,000

Division Office - Proper	108,725,000	5,373,000	114,098,000
Biñan National High School - Main		6,510,000	6,510,000
St. Francis National High School		358,000	358,000

Division of Cabuyao City	55,810,000	6,119,000	61,929,000

Division Office - Proper	55,810,000	3,169,000	58,979,000
Bigaa Integrated National High School		421,000	421,000
Cabuyao Integrated National High School		855,000	855,000
Southville I Integrated National High School		1,674,000	1,674,000

Division of Calamba City	167,254,000	21,744,000	188,998,000

Division Office - Proper	167,254,000	4,010,000	171,264,000
Calamba Bayside Integrated School		1,463,000	1,463,000
Calamba Integrated School		1,562,000	1,562,000
Camp Vicente Lim Integrated School		3,700,000	3,700,000
Eduardo Baretto, Sr. Integrated School		213,000	213,000
Kapayapaan Integrated School		3,233,000	3,233,000
Lecheria Integrated School		812,000	812,000
Looc Integrated School		941,000	941,000
Makiling Integrated School		2,183,000	2,183,000
Palo Alto Integrated School		1,428,000	1,428,000
Punta Integrated School		2,199,000	2,199,000

Division of Cavite	649,383,000	94,041,000	743,424,000

Division Office - Proper	649,383,000	19,519,000	668,902,000
Alfonso Integrated High School		1,149,000	1,149,000
Amadeo National High School		2,087,000	2,087,000
Amaya School of Home Industries		4,641,000	4,641,000
Bagbag National High School (Ligtong National High School)		961,000	961,000
Bendita Integrated High School		723,000	723,000
Bucal National Integrated School		3,626,000	3,626,000
Bulihan Integrated National High School		5,044,000	5,044,000
Cavite Science Integrated School		888,000	888,000
Emiliano Tria Tirona Memorial National Integrated High School		5,551,000	5,551,000
Francisco Osorio Integrated Senior High School		606,000	606,000
Francisco P. Tolentino Integrated High School		903,000	903,000
Gen. Emilio Aguinaldo - Bailen Integrated School		1,334,000	1,334,000
Gen. Mariano Alvarez Technical High School		8,592,000	8,592,000
Gen. Vito Belarmino Integrated National High School		1,580,000	1,580,000
Kaytitinga Integrated School		784,000	784,000
Lucsuhin Integrated School		1,415,000	1,415,000
Lumampong Integrated National High School		517,000	517,000
Lumil Integrated National High School		1,243,000	1,243,000
Munting Ilog Integrated National High School		1,215,000	1,215,000
Naic Coastal Integrated National High School		614,000	614,000
Naic Integrated National High School		3,401,000	3,401,000
San Jose Community High School		1,960,000	1,960,000
Tagaytay City National High School - Integrated Senior High School		2,024,000	2,024,000
Tagaytay City Science National High School - Integrated Senior High School		3,768,000	3,768,000

338	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Tanza National Comprehensive High School		7,223,000	7,223,000
Tanza National Trade School		11,032,000	11,032,000
Ternate Integrated National High School		1,179,000	1,179,000
Ternate West National High School		462,000	462,000

Division of Cavite City	56,340,000	7,664,000	64,004,000

Division Office - Proper	56,340,000		56,340,000
Cavite National High School		6,107,000	6,107,000
Sangley Point National High School		1,557,000	1,557,000

Division of Dasmariñas City	185,083,000	26,660,000	211,743,000

Division Office - Proper	185,083,000	11,561,000	196,644,000
Congressional Integrated High School		3,091,000	3,091,000
Dasmariñas East Integrated High School		2,145,000	2,145,000
Dasmariñas Integrated High School		9,863,000	9,863,000

Division of General Trias City	80,184,000	16,968,000	97,152,000

Division Office - Proper	80,184,000	10,385,000	90,569,000
Gov. Ferrer Memorial Integrated National High School		3,479,000	3,479,000
Santiago Integrated National High School		3,104,000	3,104,000

Division of Imus City	76,953,000	11,764,000	88,717,000

Division Office - Proper	76,953,000	11,764,000	88,717,000

Division of Laguna	430,246,000	58,937,000	489,183,000

Division Office - Proper	430,246,000	34,799,000	465,045,000
Alaminos Integrated National High School		1,565,000	1,565,000
Balian Integrated National High School		2,153,000	2,153,000
Cristobal S. Conducto Memorial Integrated National High School		1,415,000	1,415,000
Don Manuel Rivera Memorial Integrated National High School		763,000	763,000
Famy National Integrated High School		1,910,000	1,910,000
Kabulusan Integrated National High School		1,035,000	1,035,000
Mabitac Integrated National High School		505,000	505,000
Masaya Integrated National High School		786,000	786,000
Nicolas L. Galvez Memorial Integrated National High School		1,692,000	1,692,000
Pagsanjan Integrated National High School		791,000	791,000
Plaridel Integrated High School		3,107,000	3,107,000
San Francisco Integrated National High School		185,000	185,000
Siniloan Integrated National High School		3,484,000	3,484,000
Sta. Catalina Integrated National High School		1,511,000	1,511,000
Sta. Maria Integrated High School		2,029,000	2,029,000
Talangan Integrated National High School		1,207,000	1,207,000

Division of Lipa City	121,286,000	21,830,000	143,116,000

Division Office - Proper	121,286,000	5,804,000	127,090,000
Bolbok Integrated National High School		1,575,000	1,575,000
Bugtongnapulo Integrated National High School		507,000	507,000
Bulacnin Integrated National High School		971,000	971,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	339
DEPARTMENT OF EDUCATION

Fernando Air Base Integrated National High School		3,003,000	3,003,000
Inosluban-Marawoy Integrated National High School		3,540,000	3,540,000
Lodlod Integrated National High School		756,000	756,000
Lumbang Integrated National High School		822,000	822,000
Pinagkawitan Integrated National High School		1,547,000	1,547,000
Pinagtongulan Integrated National High School		1,499,000	1,499,000
San Celestino Integrated National High School		1,177,000	1,177,000
San Isidro Integrated National High School		629,000	629,000

Division of Lucena City	63,397,000	7,164,000	70,561,000

Division Office - Proper	63,397,000	890,000	64,287,000
Cotta National High School		634,000	634,000
Gulang-Gulang National High School		1,476,000	1,476,000
Lucena City National High School		2,942,000	2,942,000
Lucena Dalahican National High School		1,222,000	1,222,000

Division of Quezon	990,119,000	136,564,000	1,126,683,000

Division Office - Proper	990,119,000	37,030,000	1,027,149,000
Abuyon National High School		938,000	938,000
Alabat Island National High School		2,206,000	2,206,000
Amontay National High School		847,000	847,000
Atimonan National Comprehensive High School		1,795,000	1,795,000
Binulasan Integrated School		1,200,000	1,200,000
Bondoc Peninsula Agricultural High School		2,140,000	2,140,000
Buenavista National High School		1,646,000	1,646,000
Bukal Sur National High School		723,000	723,000
Burdeos National High School		1,255,000	1,255,000
Cabay National High School		424,000	424,000
Cagsiay I National High School		586,000	586,000
Calauag National High School		1,813,000	1,813,000
Canda National High School		761,000	761,000
Concepcion National High School		502,000	502,000
Dagatan National High School		1,248,000	1,248,000
Dolores Macasaet National High School		1,524,000	1,524,000
Dr. Maria D. Pastrana National High School		3,396,000	3,396,000
Dr. Panfilo Castro National High School		1,314,000	1,314,000
Elias A. Salvador National High School		1,220,000	1,220,000
Godofredo M. Tan Integrated School of Arts and Trades		1,988,000	1,988,000
Gumaca National High School		4,742,000	4,742,000
Hinguiwin National High School		459,000	459,000
Hondagua National High School		865,000	865,000
Infanta National High School		5,120,000	5,120,000
Lamon Bay School of Fisheries		429,000	429,000
Leonarda D. Vera Cruz National High School		446,000	446,000
Libo National High School		353,000	353,000
Lopez National Comprehensive High School		4,950,000	4,950,000
Lusacan National High School		1,808,000	1,808,000
Lutucan Integrated National High School		4,425,000	4,425,000
Magallanes National High School		621,000	621,000
Malinao Ilaya Integrated National High School		454,000	454,000
Manuel S. Enverga Memorial School of Arts and Trades		1,818,000	1,818,000
Marcial B. Villanueva National High School		1,253,000	1,253,000
Olongtao National High School		1,689,000	1,689,000
Paaralang Sekundarya ng Heneral Nakar		1,532,000	1,532,000

340	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Paaralang Sekundarya ng Lucban Integrated School		2,536,000	2,536,000
Pagbilao Grande Island National High School		713,000	713,000
Pagbilao National High School		1,615,000	1,615,000
Pagsangahan National High School		616,000	616,000
Paiisa National High School		768,000	768,000
Patnanungan National High School		900,000	900,000
Perez National High School		979,000	979,000
Polillo National High School		1,603,000	1,603,000
Quezon National High School		7,504,000	7,504,000
Recto Memorial National High School		4,410,000	4,410,000
Sampaloc National High School, Sampaloc		411,000	411,000
San Andres National High School		2,579,000	2,579,000
San Antonio National High School		1,014,000	1,014,000
San Isidro National High School, Catanauan		1,093,000	1,093,000
San Isidro National High School, General Luna		1,060,000	1,060,000
Silangang Malicboy National High School		715,000	715,000
Sta. Catalina National High School		2,473,000	2,473,000
Sto. Domingo National High School		1,131,000	1,131,000
Tagkawayan National High School		2,640,000	2,640,000
Talipan National High School		3,003,000	3,003,000
Tongohin National High School		1,146,000	1,146,000
Ungos Integrated National High School		806,000	806,000
Unisan Integrated High School		1,329,000	1,329,000

Division of Rizal	649,160,000	86,722,000	735,882,000

Division Office - Proper	649,160,000	49,022,000	698,182,000
Abuyod National High School		801,000	801,000
Angono National High School		6,279,000	6,279,000
Antonio C. Esguerra Memorial National High School		1,763,000	1,763,000
Bagumbong National High School		385,000	385,000
Bayugo National High School		439,000	439,000
Benjamin B. Esguerra Memorial National High School		155,000	155,000
Carlos “Botong” Francisco Memorial National High School		771,000	771,000
Catalino D. Salazar National High School		1,164,000	1,164,000
Don Jose Ynares Memorial National High School		3,264,000	3,264,000
Jala-jala National High School		385,000	385,000
Janosa National High School		1,281,000	1,281,000
Malaya National High School		642,000	642,000
Manuel I. Santos Memorial National High School		155,000	155,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)		2,216,000	2,216,000
Pantay Integrated High School		1,577,000	1,577,000
Pililla National High School		1,588,000	1,588,000
Quisao Integrated National High School		604,000	604,000
Rizal National Science High School		1,090,000	1,090,000
Sampaloc National High School		1,491,000	1,491,000
San Guillermo National High School		322,000	322,000
Silangan National High School		2,536,000	2,536,000
Teresa National High School		3,231,000	3,231,000
Vicente Madrigal National High School		5,561,000	5,561,000

Division of San Pablo City	78,862,000	15,021,000	93,883,000

Division Office - Proper	78,862,000	9,929,000	88,791,000
Col. Lauro D. Dizon Memorial Integrated High School		249,000	249,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	341
DEPARTMENT OF EDUCATION

San Bartolome Integrated High School		832,000	832,000
San Cristobal Integrated High School		710,000	710,000
San Jose Integrated High School		317,000	317,000
San Pablo City Integrated High School		1,070,000	1,070,000
San Vicente Integrated High School		915,000	915,000
Santisimo Rosario Integrated High School		999,000	999,000

Division of San Pedro City	42,985,000	7,263,000	50,248,000

Division Office - Proper	42,985,000	2,627,000	45,612,000
San Pedro Relocation Center National High School - Main Campus		4,636,000	4,636,000

Division of Sta. Rosa City	79,775,000	8,788,000	88,563,000

Division Office - Proper	79,775,000	4,319,000	84,094,000
Aplaya National High School		948,000	948,000
Balibago National High School		515,000	515,000
Don Jose Integrated High School		875,000	875,000
Sta. Rosa Science and Technology High School		1,314,000	1,314,000
Sto. Domingo National High School		817,000	817,000

Division of Sto. Tomas City	19,173,000	4,732,000	23,905,000

Division Office - Proper	19,173,000	4,002,000	23,175,000
Sta. Clara Integrated National High School		730,000	730,000

Division of Tanauan City	54,119,000	4,060,000	58,179,000

Division Office - Proper	54,119,000	573,000	54,692,000
Pantay Integrated High School		335,000	335,000
Tanauan City Integrated High School		2,528,000	2,528,000
Tanauan School of Fisheries		624,000	624,000

Division of Tayabas City	44,987,000	7,916,000	52,903,000

Division Office - Proper	44,987,000	2,461,000	47,448,000
Luis Palad Integrated High School		5,455,000	5,455,000

Region IVB - MIMAROPA	1,773,742,000	258,016,000	2,031,758,000

Division of Calapan City	92,327,000	12,057,000	104,384,000

Division Office - Proper	92,327,000	1,413,000	93,740,000
Canubing I National High School		1,263,000	1,263,000
Community Vocational High School		667,000	667,000
Managpi National High School		538,000	538,000
Oriental Mindoro National High School		7,727,000	7,727,000
Pedro V. Panaligan Memorial National High School (Jose J. Leido, Jr. Memorial NHS - Comunal Annex)		449,000	449,000

Division of Marinduque	134,569,000	18,710,000	153,279,000

Division Office - Proper	134,569,000	7,899,000	142,468,000
Bangbang National High School		837,000	837,000
Bognuyan National High School		626,000	626,000
Buenavista National High School		994,000	994,000
Landy National High School		1,240,000	1,240,000

342	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Makapuyat National High School		1,385,000	1,385,000
Marinduque National High School		5,574,000	5,574,000
Tigwi National High School		155,000	155,000

Division of Occidental Mindoro	262,005,000	41,333,000	303,338,000

Division Office - Proper	262,005,000	6,716,000	268,721,000
Abra de Ilog National High School		1,334,000	1,334,000
Calintaan National High School		1,134,000	1,134,000
Central National High School (San Jose National High School Annex)		1,172,000	1,172,000
Iling National High School		883,000	883,000
Ligaya National High School		1,232,000	1,232,000
Looc National School of Fisheries		274,000	274,000
Lubang Integrated School		1,047,000	1,047,000
Lubang Vocational High School		421,000	421,000
Magsaysay National High School		3,208,000	3,208,000
Occidental Mindoro National High School		5,336,000	5,336,000
Paluan National High School		844,000	844,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)		2,508,000	2,508,000
Rizal National High School		2,873,000	2,873,000
Sablayan National Comprehensive High School		4,661,000	4,661,000
San Jose National Agricultural and Industrial High School		1,499,000	1,499,000
San Jose National High School		3,814,000	3,814,000
San Vicente National High School		647,000	647,000
Sta. Cruz National High School		1,730,000	1,730,000

Division of Oriental Mindoro	383,193,000	48,323,000	431,516,000

Division Office - Proper	383,193,000	12,702,000	395,895,000
Alcadesma National High School		809,000	809,000
Aurelio Arago Memorial National High School		1,757,000	1,757,000
Aurora National High School		1,007,000	1,007,000
Baco National High School		1,689,000	1,689,000
Balugo National High School		614,000	614,000
Bansud National High School (Regional Science High School for MIMAROPA)		550,000	550,000
Bulalacao National High School		1,742,000	1,742,000
Bulbugan National High School		938,000	938,000
Dangay National High School		900,000	900,000
Dayhagan National High School		571,000	571,000
Domingo Yu Chu National High School		1,509,000	1,509,000
Doroteo S. Mendoza, Sr. Memorial National High School		954,000	954,000
Fe del Mundo National High School		1,765,000	1,765,000
Inarawan National High School		591,000	591,000
Kaligtasan National High School		464,000	464,000
Labasan National High School (Bongabong SOF)		213,000	213,000
Leuteboro National High School		2,237,000	2,237,000
Marcelo Cabrera Vocational High School		946,000	946,000
Masaguisi National High School		614,000	614,000
Melgar National High School		388,000	388,000
Nabuslot National High School		1,785,000	1,785,000
Naujan Municipal High School		1,334,000	1,334,000
Pag-asa National High School		893,000	893,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	343
DEPARTMENT OF EDUCATION

Pambisan National High School		451,000	451,000
Pili National High School		586,000	586,000
Porfirio Comia Memorial High School (Barcenaga National High School)		1,527,000	1,527,000
President Diosdado Macapagal Memorial National High School		1,278,000	1,278,000
Puerto Galera National High School		2,047,000	2,047,000
Quinabigan National High School		743,000	743,000
San Agustin National High School		1,040,000	1,040,000
San Mariano National High School		1,288,000	1,288,000
San Teodoro National High School		1,161,000	1,161,000
Vicente B. Ylagan National High School		583,000	583,000
Villa Pag-asa National High School		647,000	647,000

Division of Palawan	495,328,000	79,591,000	574,919,000

Division Office - Proper	495,328,000	36,409,000	531,737,000
Aborlan National High School		2,026,000	2,026,000
Araceli National High School		951,000	951,000
Aramaywan National High School		984,000	984,000
Balabac National High School		880,000	880,000
Bataraza National High School		2,539,000	2,539,000
Brooke’s Point National High School		3,089,000	3,089,000
Coron School of Fisheries		3,441,000	3,441,000
Culion National High School (Culion Sanitarium Special School)		964,000	964,000
Cuyo High School		1,912,000	1,912,000
El Nido National High School		1,577,000	1,577,000
Gaudencio Abordo Memorial National High School		350,000	350,000
Governor Alfredo Abueg, Sr. National Technology and Vocational Memorial High School		1,047,000	1,047,000
Jose P. Rizal National High School		1,788,000	1,788,000
Magara School for Philippine Craftsmen		1,075,000	1,075,000
Narra Integrated School		3,335,000	3,335,000
Panacan National High School		682,000	682,000
Plaridel National High School		984,000	984,000
Princesa Urduja National High School		1,129,000	1,129,000
Pulot National High School		2,239,000	2,239,000
Quezon National High School		3,378,000	3,378,000
Rio Tuba National High School		2,252,000	2,252,000
Roxas National Comprehensive High School		3,943,000	3,943,000
Salvacion National High School		700,000	700,000
San Vicente National High School		1,207,000	1,207,000
Sta. Teresita National High School		710,000	710,000

Division of Puerto Princesa City	196,114,000	29,302,000	225,416,000

Division Office - Proper	196,114,000	12,666,000	208,780,000
Irawan National High School		510,000	510,000
Mangingisda National High School		870,000	870,000
Palawan National School		10,200,000	10,200,000
San Jose National High School		3,588,000	3,588,000
Sicsican National High School		1,468,000	1,468,000

Division of Romblon	210,206,000	28,700,000	238,906,000

Division Office - Proper	210,206,000	4,187,000	214,393,000
Agnipa National High School		322,000	322,000

344	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Alcantara National High School		1,504,000	1,504,000
Banton National High School		330,000	330,000
Cajidiocan National High School		1,732,000	1,732,000
Calatrava National High School		1,096,000	1,096,000
Concepcion National High School		319,000	319,000
Corcuera National High School		454,000	454,000
Don Carlos M. Mejias Memorial High School		1,940,000	1,940,000
España National High School		647,000	647,000
Esteban Madrona National High School (Bachawan National High School)		733,000	733,000
Libertad National High School		408,000	408,000
Looc National High School		2,422,000	2,422,000
Mabini National High School		558,000	558,000
Macario Molina National High School		487,000	487,000
Magdiwang National High School		1,504,000	1,504,000
Odiongan National High School		2,617,000	2,617,000
Romblon National High School, Romblon		3,279,000	3,279,000
San Andres National High School (RCFF - San Andres)		1,392,000	1,392,000
San Jose Agricultural High School		1,164,000	1,164,000
Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)		1,605,000	1,605,000

Region V - Bicol	4,068,710,000	534,315,000	4,603,025,000

Division of Albay	636,755,000	78,337,000	715,092,000

Division Office - Proper	636,755,000	16,644,000	653,399,000
Anislag National High School		2,759,000	2,759,000
Balogo High School		680,000	680,000
Bariw National High School		586,000	586,000
Bonga National High School		730,000	730,000
Buga High School, Libon		893,000	893,000
Cabasan National High School		746,000	746,000
Cotmon National High School		1,154,000	1,154,000
Daraga National High School		6,999,000	6,999,000
Ilawod High School		2,224,000	2,224,000
Itaran National High School		779,000	779,000
Jovellar National High School		1,042,000	1,042,000
Kilicao High School		441,000	441,000
Libon Agro-Industrial High School		1,433,000	1,433,000
Lower Binogsacan National High School		538,000	538,000
Malabog National High School		1,960,000	1,960,000
Malilipot National High School		598,000	598,000
Malinao National High School		2,133,000	2,133,000
Malipo National High School		867,000	867,000
Manito National High School		1,780,000	1,780,000
Maramba National High School		593,000	593,000
Marcial O. Rañola Memorial High School		7,664,000	7,664,000
Masarawag National High School		713,000	713,000
Mauraro National High School		913,000	913,000
Naga National High School		2,736,000	2,736,000
Oas Polytechnic School		1,443,000	1,443,000
Pantao National High School		910,000	910,000
Pili National High School		573,000	573,000
Pioduran National High School		1,298,000	1,298,000
Polangui General Comprehensive High School		6,523,000	6,523,000
Ponso National High School		670,000	670,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	345
DEPARTMENT OF EDUCATION

Rapu-rapu National High School		1,273,000	1,273,000
Saban National High School		743,000	743,000
San Antonio National High School, Malilipot		449,000	449,000
San Jose National High School, Malilipot		2,011,000	2,011,000
Sto. Domingo National High School		1,902,000	1,902,000
Tiwi Agro-Industrial School		1,446,000	1,446,000
Villahermosa National High School		520,000	520,000
Vinisitahan National High School		971,000	971,000

Division of Camarines Norte	335,213,000	43,653,000	378,866,000

Division Office - Proper	335,213,000	9,826,000	345,039,000
Alawihao National High School		269,000	269,000
Bagong Silang I High School		981,000	981,000
Basud National High School		2,232,000	2,232,000
Batobalani National High School		692,000	692,000
Camarines Norte High School		2,617,000	2,617,000
D. Q. Liwag National High School		702,000	702,000
Daguit National High School		522,000	522,000
Delia Diezmo National High School		804,000	804,000
Froilan Lopez High School		538,000	538,000
Gonzalo Aler National High School		933,000	933,000
Jose Panganiban National High School		4,512,000	4,512,000
Labo National High School		464,000	464,000
Labo Science and Technology High School		791,000	791,000
Larap National High School		948,000	948,000
Leocadio Alejo Entienza High School, Sta. Elena		408,000	408,000
Manguisoc National High School		548,000	548,000
Mercedes High School		411,000	411,000
Moreno Integrated School		2,044,000	2,044,000
Pablo S. Villafuerte High School, Mercedes		208,000	208,000
Paracale National High School		2,214,000	2,214,000
Rizal National High School		969,000	969,000
San Felipe National High School		715,000	715,000
San Lorenzo Ruiz National High School (Matacong NHS)		713,000	713,000
San Roque High School		256,000	256,000
Tabas National High School		530,000	530,000
Talobatib High School		741,000	741,000
Tigbinan National High School		773,000	773,000
Tulay Na Lupa National High School		979,000	979,000
Vicente L. Basit Memorial High School		259,000	259,000
Vinzons Pilot High School		5,054,000	5,054,000

Division of Camarines Sur	1,079,997,000	145,091,000	1,225,088,000

Division Office - Proper	1,079,997,000	54,879,000	1,134,876,000
Agdangan National High School		550,000	550,000
Antipolo National High School, Minalabac		654,000	654,000
Baao National High School		2,736,000	2,736,000
Barcelonita Fishery School		697,000	697,000
Bato National High School		1,534,000	1,534,000
Bikal Fishery School		1,045,000	1,045,000
Binanuaanan High School		403,000	403,000
Bula National High School		1,925,000	1,925,000
Calabanga National Science High School (Calabanga National High School)		3,807,000	3,807,000
Colacling National High School		908,000	908,000

346	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Del Gallego National High School	1,456,000	1,456,000
Don M. Gonzalvo Memorial High School	893,000	893,000
Don M. Veneracion National High School	715,000	715,000
Don Servillano Platon Memorial National High School	2,556,000	2,556,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School	604,000	604,000
Gainza National High School	449,000	449,000
Goa National High School	3,510,000	3,510,000
Godofredo Reyes, Sr. National High School	1,002,000	1,002,000
Hanawan National High School	502,000	502,000
Hobo National High School	614,000	614,000
Homobono H. Gonzalez National High School	872,000	872,000
Jose C. Prevosa National High School	763,000	763,000
Juan F. Triviño Memorial High School	1,088,000	1,088,000
Juan L. Filipino Memorial High School	596,000	596,000
La Purisima National High School	1,019,000	1,019,000
Magarao National High School, Magarao	1,065,000	1,065,000
Malawag National High School	606,000	606,000
Mambulo Nuevo High School	624,000	624,000
Maura N. Sibulo National High School	380,000	380,000
Milaor National High School	1,111,000	1,111,000
Minalabac National High School	715,000	715,000
Nabua National High School	8,597,000	8,597,000
Nato National High School	2,003,000	2,003,000
Ocampo National High School	2,041,000	2,041,000
Palsong National High School	1,073,000	1,073,000
Pamplona National High School	1,991,000	1,991,000
Pamukid National High School	1,240,000	1,240,000
Partido Agro - Industrial National High School	893,000	893,000
Pili National High School - Pili	2,582,000	2,582,000
Pinaglabanan High School	1,463,000	1,463,000
Quipayo National High School	1,273,000	1,273,000
Ragay National Agricultural and Fisheries School	1,037,000	1,037,000
Rodriguez National High School	1,080,000	1,080,000
Salvacion National High School - Bato	540,000	540,000
San Fernando National High School	1,499,000	1,499,000
San Isidro National High School - Libmanan	1,636,000	1,636,000
San Jose National High School, San Jose	1,803,000	1,803,000
San Jose Pili National High School	1,757,000	1,757,000
San Juan National High School	2,181,000	2,181,000
San Rafael National High School	3,814,000	3,814,000
San Ramon National High School - Lagonoy	1,768,000	1,768,000
San Vicente National High School - Buhi	1,395,000	1,395,000
Sipocot National High School	1,605,000	1,605,000
Siruma National High School	682,000	682,000
Sta. Cruz National High School	566,000	566,000
Sta. Justina National High School	1,651,000	1,651,000
Sta. Lutgarda National High School	921,000	921,000
Sto. Tomas National High School	938,000	938,000
Sulpicio A. Roco National High School	416,000	416,000
Tamban National High School	857,000	857,000
Tandaay Provincial High School	867,000	867,000
Tawog National High School	1,826,000	1,826,000
Tomas A. Andaya, Sr. National High School	1,144,000	1,144,000
Villazar National High School	827,000	827,000
Vivencio Obias - Kinalansan National High School	847,000	847,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	347
DEPARTMENT OF EDUCATION

Division of Catanduanes	225,863,000	29,046,000	254,909,000

Division Office - Proper	225,863,000	9,982,000	235,845,000
Bagamanoc Rural Development High School		799,000	799,000
Baras Rural Development High School		1,149,000	1,149,000
Bato Rural Development High School		1,476,000	1,476,000
Calatagan High School		1,324,000	1,324,000
Caramoran Rural Development High School		758,000	758,000
Caramoran School of Fisheries		581,000	581,000
Catanduanes National High School		5,138,000	5,138,000
Gigmoto Rural Development High School		492,000	492,000
Pandan School of Arts and Trades		1,641,000	1,641,000
San Andres Vocational School		2,708,000	2,708,000
San Miguel Rural Development High School		946,000	946,000
Supang-Datag National High School		672,000	672,000
Viga Rural Development High School		1,380,000	1,380,000

Division of Iriga City	63,393,000	8,482,000	71,875,000

Division Office - Proper	63,393,000	4,082,000	67,475,000
Perpetual Help National High School		789,000	789,000
Rinconada National Technical Vocational School		1,428,000	1,428,000
Sagrada National High School		327,000	327,000
San Antonio National High School, Iriga City		489,000	489,000
Zeferino Arroyo High School		1,367,000	1,367,000

Division of Legazpi City	100,896,000	13,260,000	114,156,000

Division Office - Proper	100,896,000	2,599,000	103,495,000
Arimbay High School		474,000	474,000
Banquerohan National High School		1,887,000	1,887,000
Cabangan High School		1,253,000	1,253,000
Homapon High School		809,000	809,000
Legazpi City National High School		3,431,000	3,431,000
Legazpi City Science High School		1,268,000	1,268,000
Oro Site High School		1,539,000	1,539,000

Division of Ligao City	105,687,000	13,482,000	119,169,000

Division Office - Proper	105,687,000	3,679,000	109,366,000
Bacong High School		933,000	933,000
Bicol Regional Science High School		489,000	489,000
Deogracias P. Princesa Memorial High School		829,000	829,000
Ligao National High School		6,624,000	6,624,000
Paulba National High School		928,000	928,000

Division of Masbate	544,912,000	72,424,000	617,336,000

Division Office - Proper	544,912,000	44,942,000	589,854,000
Andres Clemente, Jr. National High School		1,245,000	1,245,000
Aroroy National High School		2,800,000	2,800,000
Badiang National High School		479,000	479,000
Bagahanglad National High School		560,000	560,000
Baleno National High School		1,131,000	1,131,000
Balud National High School		1,080,000	1,080,000
Buenavista National High School		1,476,000	1,476,000
Cataingan National High School		3,578,000	3,578,000
Del Carmen National High School		1,344,000	1,344,000

348	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Dimasalang National High School		1,770,000	1,770,000
Federico A. Estipona Memorial High School		1,960,000	1,960,000
Luy-a National High School		662,000	662,000
Masbate School of Fisheries		1,354,000	1,354,000
Mobo National High School		865,000	865,000
Monreal National High School		1,040,000	1,040,000
Panique National High School		872,000	872,000
Pawican National High School		598,000	598,000
Salvador Arollado, Sr. Memorial High School		915,000	915,000
San Jacinto National High School		1,806,000	1,806,000
San Pascual National High School		1,392,000	1,392,000
Villahermosa National High School		555,000	555,000

Division of Masbate City	67,109,000	11,481,000	78,590,000

Division Office - Proper	67,109,000	3,008,000	70,117,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)		837,000	837,000
Masbate National Comprehensive High School		7,636,000	7,636,000

Division of Naga City	119,099,000	18,256,000	137,355,000

Division Office - Proper	119,099,000	185,000	119,284,000
Camarines Sur National High School		8,569,000	8,569,000
Cararayan National High School		1,618,000	1,618,000
Carolina National High School		989,000	989,000
Concepcion Pequeña National High School		1,019,000	1,019,000
Leon Q. Mercado High School		634,000	634,000
Naga City School of Arts and Trades (Sabang High School, Naga City)		2,858,000	2,858,000
Naga City Science High School		1,375,000	1,375,000
Tinago National High School		1,009,000	1,009,000

Division of Sorsogon	541,079,000	64,934,000	606,013,000

Division Office - Proper	541,079,000	16,838,000	557,917,000
Abucay National High School		971,000	971,000
Barcelona National Comprehensive High School		1,496,000	1,496,000
Biriran National High School		208,000	208,000
Buhang National High School		543,000	543,000
Bulacao National High School		271,000	271,000
Bulan National High School		5,523,000	5,523,000
Bulusan High School		1,463,000	1,463,000
Calao National High School		375,000	375,000
Casiguran Technical Vocational School		3,398,000	3,398,000
Castilla National High School		566,000	566,000
Cumadcad National High School		1,960,000	1,960,000
Dinapa National High School		959,000	959,000
Donsol National Comprehensive High School		3,114,000	3,114,000
Donsol Vocational High School		644,000	644,000
Gabao National High School		700,000	700,000
Gallanosa National High School		4,392,000	4,392,000
Gubat National High School		4,491,000	4,491,000
Juban High School (Beriran - Juban Extension)		1,621,000	1,621,000
Macalaya National High School		363,000	363,000
Magallanes National High School		1,565,000	1,565,000
Magallanes National Vocational High School		677,000	677,000
Matnog National High School		2,508,000	2,508,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	349
DEPARTMENT OF EDUCATION

Pilar National Comprehensive High School		3,000,000	3,000,000
Prieto Diaz National High School		1,600,000	1,600,000
Salvacion National High School		1,478,000	1,478,000
San Francisco National High School		1,002,000	1,002,000
San Isidro National High School (Bulan)		606,000	606,000
San Juan National High School		431,000	431,000
Sta. Magdalena National High School		1,600,000	1,600,000
Talaonga National High School		571,000	571,000

Division of Sorsogon City	126,583,000	18,574,000	145,157,000

Division Office - Proper	126,583,000	5,916,000	132,499,000
Abuyog National High School		700,000	700,000
Panlayaan National High School		733,000	733,000
Rizal Integrated National School		992,000	992,000
San Isidro National High School, Bacon		403,000	403,000
Sorsogon National High School		9,830,000	9,830,000

Division of Tabaco City	122,124,000	17,295,000	139,419,000

Division Office - Proper	122,124,000	1,083,000	123,207,000
Bantayan National High School		943,000	943,000
San Antonio National High School, Tabaco		1,552,000	1,552,000
San Lorenzo National High School		1,331,000	1,331,000
San Miguel National High School		847,000	847,000
Tabaco National High School		11,539,000	11,539,000

Region VI - Western Visayas	4,313,925,000	669,893,000	4,983,818,000

Division of Aklan	355,672,000	46,876,000	402,548,000

Division Office - Proper	355,672,000	12,115,000	367,787,000
Aguinaldo T. Repiedad, Sr. Integrated School		733,000	733,000
Aklan National High School for Arts and Trades		1,600,000	1,600,000
Altavas National School		1,960,000	1,960,000
Bacan National High School		832,000	832,000
Batan Academy (A National High School)		682,000	682,000
Bay-ang Mapag-ong National High School		335,000	335,000
Boracay National High School		1,230,000	1,230,000
Buruanga Vocational School		1,271,000	1,271,000
Calizo National High School		267,000	267,000
Camaligan National High School		487,000	487,000
Camanci National High School		226,000	226,000
Candelaria National High School		708,000	708,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)		254,000	254,000
Daja Sur National High School		211,000	211,000
Dr. Ramon B. Legaspi, Sr. National High School		469,000	469,000
Father Julian C. Rago Memorial High School		533,000	533,000
Gaudencio L. Vega National High School		484,000	484,000
Jose Borromeo Legaspi National High School		609,000	609,000
Libacao National Forestry Vocational High School		1,532,000	1,532,000
Liloan National High School		275,000	275,000
Linabuan National High School		1,045,000	1,045,000
Linayasan National High School		515,000	515,000
Madalag National High School		761,000	761,000
Makato Integrated School		1,410,000	1,410,000
Malay National High School		1,613,000	1,613,000

350	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Malinao School for Philippine Craftsmen		931,000	931,000
Maloco National High School		931,000	931,000
Naile National High School		527,000	527,000
Naisud National High School		751,000	751,000
Navitas National High School		190,000	190,000
New Washington National Comprehensive High School		1,633,000	1,633,000
Numancia Integrated School		1,375,000	1,375,000
Numancia National School of Fisheries		672,000	672,000
Ochando National High School		553,000	553,000
Ondoy National High School		591,000	591,000
Panayakan National High School		289,000	289,000
Petronilo C. Ibadlit National High School (Badiangan National High School)		193,000	193,000
Regional Science High School for Region VI		987,000	987,000
Rizal J. Rodriguez, Sr. National High School		297,000	297,000
Rosario National High School		224,000	224,000
Solido National High School		418,000	418,000
Tangalan National High School		997,000	997,000
Toledo National High School		1,096,000	1,096,000
Torralba National High School		418,000	418,000
Unidos National High School		888,000	888,000
Union National High School		758,000	758,000

Division of Antique	376,570,000	51,127,000	427,697,000

Division Office -Proper	376,570,000	4,829,000	381,399,000
Antique National High School		6,102,000	6,102,000
Antique Vocational School		3,375,000	3,375,000
Aureliana National High School		1,522,000	1,522,000
Barangbang National High School		768,000	768,000
Barasanan National High School		340,000	340,000
Barbaza National High School		1,555,000	1,555,000
Belison National School		1,377,000	1,377,000
Bitadton National High School		512,000	512,000
Buhang National High School		489,000	489,000
Caluya National High School		1,375,000	1,375,000
Col. Ruperto Abellon National School		1,461,000	1,461,000
Concepcion L. Cazenas Memorial School		1,090,000	1,090,000
Diclum National High School		444,000	444,000
Egaña National High School		317,000	317,000
Gamad Sto. Tomas National High School		210,000	210,000
Gen. Leandro Fullon National School		680,000	680,000
Gideon M. Cabigunda Memorial School		695,000	695,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)		877,000	877,000
Governor Julian Fullon Pacificador National School		890,000	890,000
Igburi National High School		675,000	675,000
Igcado National High School		164,000	164,000
Igpalge National High School		236,000	236,000
Laua-an National High School		801,000	801,000
Libertad National Vocational High School		1,139,000	1,139,000
Lirio M. Escaño, Sr. National School		1,098,000	1,098,000
Mag-aba National High School		877,000	877,000
Moscoso-Rios National High School		1,415,000	1,415,000
Northern Antique Vocational School		3,330,000	3,330,000
Northern Bugasong National High School		281,000	281,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	351
DEPARTMENT OF EDUCATION

Pandan National Vocational High School		1,798,000	1,798,000
Pangpang National High School		416,000	416,000
Pascual M. Osuyos Memorial High School (Aras-asan National High School)		292,000	292,000
Patria National High School		274,000	274,000
Pis-anan National High School		702,000	702,000
San Antonio National High School		256,000	256,000
San Pedro National High School		753,000	753,000
San Roque Ezpeleta National High School		804,000	804,000
Sibalom National High School		2,054,000	2,054,000
Sido-San Juan National High School		208,000	208,000
Southern Bugasong National High School		401,000	401,000
Sta. Ana National High School		243,000	243,000
Sta. Justa National High School		781,000	781,000
Tario Lim National Memorial High School		1,276,000	1,276,000
Tinogboc National High School		175,000	175,000
Union National High School		553,000	553,000
Valderrama National High School		1,217,000	1,217,000

Division of Bacolod City	180,752,000	36,613,000	217,365,000

Division Office - Proper	180,752,000	3,962,000	184,714,000
Abkasa National High School		155,000	155,000
Alangilan National High School		690,000	690,000
Bacolod City National High School		7,707,000	7,707,000
Barangay Singcang Airport National High School		1,740,000	1,740,000
Bata National High School		1,286,000	1,286,000
Domingo Lacson National High School		2,358,000	2,358,000
Emiliano Lizares National High School		2,944,000	2,944,000
Generoso Villanueva, Sr. National High School		167,000	167,000
Handumanan National High School (MRRP National High School)		4,271,000	4,271,000
Luis Hervias National High School		2,049,000	2,049,000
Luisa Medel National High School		2,064,000	2,064,000
Mansilingan Agro-Industrial High School		2,427,000	2,427,000
Paglaum Village National High School		560,000	560,000
Sum-ag National High School		3,718,000	3,718,000
Teofilo Gensoli, Sr. Memorial High School		515,000	515,000

Division of Bago City	71,016,000	9,399,000	80,415,000

Division Office - Proper	71,016,000	873,000	71,889,000
Ramon Torres Dulao National High School		801,000	801,000
Ramon Torres Luisiana National High School		1,902,000	1,902,000
Ramon Torres Ma-ao Sugar Central National High School		1,083,000	1,083,000
Ramon Torres Malingin National High School		472,000	472,000
Ramon Torres National High School		3,629,000	3,629,000
Ramon Torres Sagasa National High School		439,000	439,000
Ramon Torres Taloc National High School		200,000	200,000

Division of Cadiz City	96,667,000	15,603,000	112,270,000

Division Office - Proper	96,667,000	2,117,000	98,784,000
Banquerohan National High School		426,000	426,000
Cadiz Viejo National High School		322,000	322,000
Caduha-an National High School		1,993,000	1,993,000

352	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Dr. Vicente F. Gustilo Memorial National High School		7,202,000	7,202,000
Mabini Farm School		598,000	598,000
Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)		363,000	363,000
SPED High School		391,000	391,000
Tiglawigan National High School		918,000	918,000
Villacin National High School		1,273,000	1,273,000

Division of Capiz	426,775,000	56,785,000	483,560,000

Division Office - Proper	426,775,000	4,422,000	431,197,000
Arturo Jugo National High School		282,000	282,000
Bongsuan National High School		888,000	888,000
Camburanan National High School		337,000	337,000
Candelaria National High School		363,000	363,000
Capiz National High School		5,237,000	5,237,000
Casanayan National High School		1,037,000	1,037,000
Col. Patrocenio Artuz National High School		948,000	948,000
Commissioner Luis R. Asis National High School		1,844,000	1,844,000
Concepcion Castro Garcia National High School		705,000	705,000
Cuartero National High School		1,288,000	1,288,000
Dao National High School		1,344,000	1,344,000
David Moises Memorial High School (Balit National High School)		690,000	690,000
Don Felix Balgos Memorial National High School		325,000	325,000
Dr. Vicente V. Andaya, Sr. National High School		2,632,000	2,632,000
Dulangan National High School		779,000	779,000
Dumalag Central National High School		1,496,000	1,496,000
Estefania Montemayor National High School		1,466,000	1,466,000
Feliciano Yusay Consing National High School		2,863,000	2,863,000
Florentina Batoampo Degala National High School		525,000	525,000
Hipona National High School		1,864,000	1,864,000
Ivisan National High School		2,201,000	2,201,000
Jagnaya National High School		596,000	596,000
Jamindan National High School		2,069,000	2,069,000
Leodegario De Ocampo, Sr. National High School (Capagao National High School)		289,000	289,000
Lucero National High School		416,000	416,000
Maayon National High School		2,090,000	2,090,000
Macario Delfin Bermejo National High
School (Jaena Norte)		591,000	591,000
Maindang National High School		761,000	761,000
Malonoy National High School		467,000	467,000
Mambusao East National High School (Extension of David Moises Memorial High School)		558,000	558,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)		1,471,000	1,471,000
Manuel F. Onato Memorial High School		497,000	497,000
Marciano Patricio National High School (Pilar National High School)		1,446,000	1,446,000
Mayor Ramon A. Benjamin, Sr. Memorial High School		842,000	842,000
Panitan National High School		2,455,000	2,455,000
Pontevedra National High School		2,604,000	2,604,000
Putian National High School		240,000	240,000
San Nicolas National High School, Pilar		659,000	659,000
San Nicolas National High School, Tapaz		451,000	451,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	353
DEPARTMENT OF EDUCATION

Sapian National High School		1,998,000	1,998,000
Tapaz National High School		1,884,000	1,884,000
Tuburan National High School - F. Degala National High School Extension		865,000	865,000

Division of Escalante City	62,474,000	9,861,000	72,335,000

Division Office - Proper	62,474,000	2,218,000	64,692,000
Buenavista National High School		888,000	888,000
Dian-ay National High School		915,000	915,000
Escalante National High School		3,193,000	3,193,000
Mabini National High School		1,387,000	1,387,000
Old Poblacion National High School		918,000	918,000
Tamlang National High School (Escalante National High School Extension)		342,000	342,000

Division of Guimaras	113,797,000	15,874,000	129,671,000

Division Office - Proper	113,797,000	2,073,000	115,870,000
Alegria National High School		314,000	314,000
Buenavista National High School		2,480,000	2,480,000
Cabalagnan National High School		629,000	629,000
Desiderio C. Gange National High School		1,131,000	1,131,000
Dr. Catalino Gallego Nava Memorial High School		850,000	850,000
East Valencia National High School		456,000	456,000
Getulio National High School		206,000	206,000
Jordan National High School		1,988,000	1,988,000
Nueva Valencia National High School		1,651,000	1,651,000
Remedios E. Vilches-San Lorenzo National High School		1,055,000	1,055,000
Salvacion National High School		771,000	771,000
Simeon J. Jabasa National High School		578,000	578,000
Trinidad V. Canja - Sta. Teresa National High School (Sta. Teresa National High School)		1,692,000	1,692,000

Division of Himamaylan City	60,910,000	10,240,000	71,150,000

Division Office - Proper	60,910,000	2,811,000	63,721,000
Aguisan National High School		1,207,000	1,207,000
Carabalan National High School		672,000	672,000
Don Florencio Villafranca Memorial National High School		209,000	209,000
Himamaylan National High School		4,943,000	4,943,000
Raymundo Tongson National High School		398,000	398,000

Division of Iloilo	1,225,867,000	192,664,000	1,418,531,000

Division Office - Proper	1,225,867,000	24,500,000	1,250,367,000
Abangay National High School		429,000	429,000
Acao National High School		222,000	222,000
Ajuy National High School		2,871,000	2,871,000
Alcarde-Gustilo Memorial National High School		915,000	915,000
Alejandro Firmeza Memorial National High School		725,000	725,000
Alimodian National Comprehensive High School		2,318,000	2,318,000
Ambrosio Maido Memorial National High School		256,000	256,000
Anilao National High School		2,308,000	2,308,000
Ardemil National High School		500,000	500,000
Aurea Belonia Memorial High School		340,000	340,000
Badiangan National High School		987,000	987,000

354	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Badlan National High School	477,000	477,000
Balasan National High School	4,778,000	4,778,000
Banate National High School	2,977,000	2,977,000
Barosong National High School	241,000	241,000
Barotac Nuevo Comprehensive National High School	4,164,000	4,164,000
Barotac Viejo National High School	3,911,000	3,911,000
Barroc National High School	429,000	429,000
Batad National High School	1,489,000	1,489,000
Batuan-Cadinglian National High School	368,000	368,000
Bay-ang National High School	229,000	229,000
Binabaan National High School	522,000	522,000
Binaliuan National High School	477,000	477,000
Bingawan National High School	1,250,000	1,250,000
Bololacao National High School	385,000	385,000
Botong Cabanbanan National High School	954,000	954,000
Buayahon Bantay National High School	175,000	175,000
Bucari National High School	254,000	254,000
Buga National High School	563,000	563,000
Burak National High School	214,000	214,000
Cabatuan National Comprehensive High School	5,108,000	5,108,000
Cadagmayan National High School	239,000	239,000
Calinog National Comprehensive High School	2,201,000	2,201,000
Calmay National High School	489,000	489,000
Camangahan National High School	634,000	634,000
Camiros National High School	182,000	182,000
Carlos Lopez National High School	1,818,000	1,818,000
Carvasana National High School	652,000	652,000
Cawayan National High School	2,222,000	2,222,000
Cayos National High School	365,000	365,000
Cordova National High School	231,000	231,000
Culasi National High School	941,000	941,000
Daga-Barasan National High School	265,000	265,000
Dapdap National High School	308,000	308,000
Dingle National High School	2,019,000	2,019,000
Don Benjamin Jalandoni, Sr. National High School	202,000	202,000
Don Casemiro Andrada Y Cuaresma National High School	1,582,000	1,582,000
Don Esteban S. Javellana National High School	710,000	710,000
Don Felix Serra National High School	1,811,000	1,811,000
Don Jose Sustiguer Monfort National High School	1,007,000	1,007,000
Dorog National High School	293,000	293,000
Dueñas General Comprehensive High School	2,320,000	2,320,000
Dumangas National High School	4,435,000	4,435,000
Escalantera National High School	226,000	226,000
Estancia National High School	5,815,000	5,815,000
Gines National High School	413,000	413,000
Ginot-an National High School	184,000	184,000
Granada National High School	857,000	857,000
Guimbal National High School	3,206,000	3,206,000
Igbaras National High School	2,145,000	2,145,000
Iloilo National High School	5,688,000	5,688,000
Jamabalud National High School	304,000	304,000
Janiuay National Comprehensive High School	5,194,000	5,194,000
Jelicuon-Cabugao National High School	205,000	205,000
Kirayan National High School	517,000	517,000
Lambunao National High School	4,250,000	4,250,000
Lapayon National High School	168,000	168,000
Lawigan National High School	527,000	527,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	355
DEPARTMENT OF EDUCATION

Leganes National High School	3,089,000	3,089,000
Lemery National High School	1,801,000	1,801,000
Leon National High School	2,348,000	2,348,000
Leonora S. Salapantan National High School	3,502,000	3,502,000
Luca National High School	667,000	667,000
Maasin National Comprehensive High School	2,267,000	2,267,000
Malapaya National High School	325,000	325,000
Malitbog National High School	852,000	852,000
Malusgod National High School	229,000	229,000
Manuel A. Aaron Memorial National High School	687,000	687,000
Mateo National High School (Doroteo De La Nota National High School)	322,000	322,000
Miag-ao National High School	2,280,000	2,280,000
Mina National High School	2,371,000	2,371,000
Nabitasan National High School	307,000	307,000
Nalundan National High School	274,000	274,000
Napnapan National High School	210,000	210,000
New Lucena National Comprehensive High School	1,281,000	1,281,000
New Lucena National High School	794,000	794,000
Nicomedes R. Tubar, Sr. National High School	2,120,000	2,120,000
Oton National High School	5,539,000	5,539,000
Palaca-Damilisan National High School	796,000	796,000
Palanguia National High School	918,000	918,000
Parara National High School	196,000	196,000
Particion National High School	269,000	269,000
Pavia National High School	5,151,000	5,151,000
Payao National High School	251,000	251,000
Pili National High School	487,000	487,000
Pototan National High School	4,425,000	4,425,000
Purificacion P. Dolor Monfort National High School	1,118,000	1,118,000
Quiling National High School	205,000	205,000
Roberto H. Tirol National High School (Concepcion NHS)	3,031,000	3,031,000
Rufino G. Palabrica, Sr. National High School	1,638,000	1,638,000
San Enrique National Comprehensive High School	1,818,000	1,818,000
San Fernando National High School	436,000	436,000
San Joaquin School of Fisheries	763,000	763,000
San Luis National High School	274,000	274,000
San Rafael National High School (Miagao)	302,000	302,000
San Rafael National High School (San Rafael)	1,912,000	1,912,000
Sara National High School	3,213,000	3,213,000
Sinogbuhan National High School	257,000	257,000
Siwalo National High School	228,000	228,000
Sta. Barbara National Comprehensive High School	4,486,000	4,486,000
Sta. Rita National High School	467,000	467,000
Tagsing-Buyo National High School	411,000	411,000
Tigbauan National High School, Maasin	234,000	234,000
Tigbauan National High School, Tigbauan	2,790,000	2,790,000
Tina National High School	274,000	274,000
Tiolas National High School	292,000	292,000
Tiring National High School	378,000	378,000
Tubungan National High School	1,524,000	1,524,000
Wenceslao S. Grio National High School (Puyas National High School)	191,000	191,000
Zarraga National High School	2,703,000	2,703,000

356	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Iloilo City	144,354,000	23,438,000	167,792,000

Division Office - Proper	144,354,000	1,441,000	145,795,000
Bo. Obrero National High School (Jalandoni Memorial National High School - Bo. Obrero Extension)		335,000	335,000
Fort San Pedro National High School		1,580,000	1,580,000
Iloilo City National High School		6,036,000	6,036,000
Jalandoni Memorial National High School		1,534,000	1,534,000
Jaro National High School		3,786,000	3,786,000
La Paz National High School		3,005,000	3,005,000
Mandurriao National High School		2,389,000	2,389,000
Ramon Avanceña National High School		3,332,000	3,332,000

Division of Kabankalan City	97,425,000	18,567,000	115,992,000

Division Office - Proper	97,425,000	6,486,000	103,911,000
Bantayan National High School		1,293,000	1,293,000
Binicuil National High School		872,000	872,000
Camansi National High School		677,000	677,000
Florentino Galang, Sr. National High School		3,238,000	3,238,000
Inapoy National High School		429,000	429,000
Locotan National High School		259,000	259,000
Salong National High School		921,000	921,000
Tabugon National High School		1,773,000	1,773,000
Tampalon National High School		910,000	910,000
Tapi National High School		1,709,000	1,709,000

Division of La Carlota City	57,948,000	9,153,000	67,101,000

Division Office - Proper	57,948,000	421,000	58,369,000
Doña Hortencia Salas Benedicto National High School		6,974,000	6,974,000
La Granja National High School		964,000	964,000
San Miguel National High School		794,000	794,000

Division of Negros Occidental	588,757,000	106,017,000	694,774,000

Division Office - Proper	588,757,000	17,832,000	606,589,000
Agpangi National High School		335,000	335,000
Andres Gumban Memorial National High School		593,000	593,000
Andulauan National High School		159,000	159,000
Antipolo National High School		1,149,000	1,149,000
Barangay Alegria National High School		477,000	477,000
Biao National High School		563,000	563,000
Binalbagan National High School (Paglaum National High School)		3,287,000	3,287,000
Bocana National High School		474,000	474,000
Bug-ang National High School		713,000	713,000
Bulata National High School		391,000	391,000
Bulwangan National High School		1,750,000	1,750,000
Cabacungan National High School		1,879,000	1,879,000
Camalanda-an National High School		515,000	515,000
Caningay National High School		482,000	482,000
Cansilayan Farm School		943,000	943,000
Catalino Solinguen National High School (Miranda National High School)		477,000	477,000
Cauayan National High School		1,783,000	1,783,000
Col. Griffin National High School		1,468,000	1,468,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	357
DEPARTMENT OF EDUCATION

Culipapa National High School		976,000	976,000
Don Hilarion G. Gonzaga Memorial High School		860,000	860,000
Don Simplicio Lizares Memorial National High School		261,000	261,000
Dr. Antonio Lizares National High School		1,326,000	1,326,000
E. B. Magalona National High School		4,263,000	4,263,000
Enriqueta Montilla de Esteban Memorial High School		2,029,000	2,029,000
Eva J. Montilla Farm School		992,000	992,000
Florentina F. Caña Recto Memorial High School		477,000	477,000
Guiljungan National High School		1,689,000	1,689,000
Guinpanaan National High School		1,085,000	1,085,000
Hinigaran National High School		6,076,000	6,076,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)		1,134,000	1,134,000
Isabela National High School		4,141,000	4,141,000
La Castellana National High School		5,128,000	5,128,000
Labilabi National High School		312,000	312,000
Lopez Jaena National High School		3,307,000	3,307,000
Manalad National High School		208,000	208,000
Manapla National High School		2,871,000	2,871,000
Murcia National High School		3,069,000	3,069,000
Negros Occidental High School		7,922,000	7,922,000
Negros Occidental National Industrial School of Home Industries		1,278,000	1,278,000
Pahilanga National High School		520,000	520,000
Payao National High School		1,889,000	1,889,000
Pontevedra National High School		2,036,000	2,036,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)		1,336,000	1,336,000
Rafael B. Lacson Memorial High School		3,649,000	3,649,000
San Enrique High School		984,000	984,000
San Isidro National High School, Pontevedra		418,000	418,000
Sofronio Carmona Memorial National High School		1,481,000	1,481,000
Tabao National High School		1,506,000	1,506,000
Tabu National High School		1,443,000	1,443,000
Tanza National High School		292,000	292,000
Tigbao National High School		606,000	606,000
Tinongon National High School		550,000	550,000
Toboso National High School		1,925,000	1,925,000
Tuyom National High School		1,618,000	1,618,000
Valladolid National High School		1,090,000	1,090,000

Division of Passi City	67,113,000	9,239,000	76,352,000

Division Office - Proper	67,113,000	1,413,000	68,526,000
Mulapula National High School		406,000	406,000
Passi National High School		6,639,000	6,639,000
Salngan National High School		781,000	781,000

Division of Roxas City	63,710,000	9,701,000	73,411,000

Division Office - Proper	63,710,000	3,742,000	67,452,000
Bago National High School		192,000	192,000
Balijuagan National High School		342,000	342,000
Congressman Ramon A. Arnaldo High School		1,854,000	1,854,000
Culasi National High School		396,000	396,000

358	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Dumulog National High School		406,000	406,000
Milibili National High School		342,000	342,000
Roxas City School of Philippine Craftsmen		1,187,000	1,187,000
Tanque National High School		1,240,000	1,240,000

Division of Sagay City	93,051,000	12,768,000	105,819,000

Division Office - Proper	93,051,000	6,236,000	99,287,000
Bato National High School		1,019,000	1,019,000
Eusebio Lopez Memorial Integrated School (Eusebio Lopez Memorial National High School)		1,626,000	1,626,000
Sagay National High School		2,977,000	2,977,000
Vito National High School		910,000	910,000

Division of San Carlos City	64,913,000	9,779,000	74,692,000

Division Office - Proper	64,913,000	406,000	65,319,000
Bagonbon National High School		525,000	525,000
Don Carlos Ledesma National High School		1,448,000	1,448,000
Julio Ledesma National High School		6,036,000	6,036,000
Quezon National High School		1,364,000	1,364,000

Division of Silay City	37,711,000	9,876,000	47,587,000

Division Office - Proper	37,711,000	3,912,000	41,623,000
Barangay Guimbaloan National High School		474,000	474,000
Doña Montserrat Lopez Memorial High School		5,490,000	5,490,000

Division of Sipalay City	77,546,000	7,822,000	85,368,000

Division Office - Proper	77,546,000	4,441,000	81,987,000
Gil Montilla National High School		2,795,000	2,795,000
Nabulao National High School		586,000	586,000

Division of Victorias City	50,897,000	8,491,000	59,388,000

Division Office - Proper	50,897,000	1,446,000	52,343,000
Victorias National High School		7,045,000	7,045,000

Region VII - Central Visayas	4,079,495,000	578,316,000	4,657,811,000

Division of Bais City	61,781,000	7,850,000	69,631,000

Division Office - Proper	61,781,000	4,051,000	65,832,000
Bais City National High School (Main)		3,799,000	3,799,000

Division of Bayawan City	92,185,000	14,480,000	106,665,000

Division Office - Proper	92,185,000	7,580,000	99,765,000
Basay National High School		1,288,000	1,288,000
Bayawan National High School		4,702,000	4,702,000
Kalumboyan National High School		910,000	910,000

Division of Bogo City	51,660,000	8,220,000	59,880,000

Division Office - Proper	51,660,000	7,845,000	59,505,000
Eduardo T. Oporto Memorial National High School		375,000	375,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	359
DEPARTMENT OF EDUCATION

Division of Bohol	801,430,000	106,330,000	907,760,000

Division Office - Proper	801,430,000	39,026,000	840,456,000
Aguining National High School		500,000	500,000
Alicia Technical Vocational High School		1,686,000	1,686,000
Baclayon National High School		817,000	817,000
Bantolinao National High School		474,000	474,000
Batuan National High School		1,364,000	1,364,000
Biabas Trade High School		1,004,000	1,004,000
Biking Technical Vocational High School		926,000	926,000
Bilar National High School		1,197,000	1,197,000
Cabilao National High School		434,000	434,000
Calape National High School		1,517,000	1,517,000
Camambugan National High School		730,000	730,000
Campao Oriental National High School		735,000	735,000
Cangawa National High School		1,798,000	1,798,000
Catigbian National High School		855,000	855,000
Catungawan National High School		510,000	510,000
Clarin National School of Fisheries		776,000	776,000
Cong. Pablo Malasarte National High School		553,000	553,000
Corella National High School		1,207,000	1,207,000
Dagohoy National High School		1,174,000	1,174,000
Danao National High School		1,344,000	1,344,000
Dimiao National High School		654,000	654,000
Faraon National High School		317,000	317,000
Francisco L. Adlaon High School		512,000	512,000
Guinacot National High School		1,423,000	1,423,000
Guinsularan National High School		708,000	708,000
Hanopol National High School		426,000	426,000
Hinlayagan National High School		700,000	700,000
Inabanga High School, Nabuad		1,879,000	1,879,000
Katipunan National High School		1,628,000	1,628,000
La Hacienda National High School		510,000	510,000
La Union National High School		670,000	670,000
Lila National High School		1,169,000	1,169,000
Loboc National High School		474,000	474,000
Lourdes National High School		2,904,000	2,904,000
Mahayag National High School		1,017,000	1,017,000
Mayor A. R. Tuazon National School of Fisheries		619,000	619,000
Mayor Catalino Casoyla Memorial High School (Suba High School)		733,000	733,000
Nahawan National High School		530,000	530,000
Pagnitoan National High School		535,000	535,000
Pangangan National High School, Main		416,000	416,000
Pilar Technical Vocational High School		2,153,000	2,153,000
Policronio S. Dano, Sr. High School		429,000	429,000
Pres. Carlos P. Garcia Memorial High School, Talibon		1,004,000	1,004,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts		1,714,000	1,714,000
San Agustin National High School		1,451,000	1,451,000
San Isidro National High School, San Isidro		571,000	571,000
San Isidro Technical Vocational High School		616,000	616,000
San Jose National High School, Inabanga		533,000	533,000
San Jose National High School, Talibon		3,358,000	3,358,000
San Miguel Technical Vocational High School		1,765,000	1,765,000
San Pascual National Agricultural High School		690,000	690,000
San Roque National High School, Albuquerque, Bohol		1,357,000	1,357,000

360	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

San Roque National High School, Mabini, Bohol		1,347,000	1,347,000
Sevilla National High School		418,000	418,000
Sierra Bullones Technical Vocational High School		1,638,000	1,638,000
Sikatuna National High School		776,000	776,000
Southern Inabanga High School		1,078,000	1,078,000
Tabalong National High School		1,301,000	1,301,000
Tabuan National High School		340,000	340,000
Tagum Sur National High School		870,000	870,000
Tubigon West National High School		964,000	964,000
Tulang National High School (Getafe High School)		824,000	824,000
Ubay National Science High School		877,000	877,000
Union National High School		784,000	784,000
Valencia Technical Vocational High School		2,265,000	2,265,000
Zosimo Gulle Memorial National High School		756,000	756,000

Division of Canlaon City	29,128,000	4,955,000	34,083,000

Division Office - Proper	29,128,000	2,845,000	31,973,000
Jose B. Cardenas Municipal High School (Canlaon City National High School)		2,110,000	2,110,000

Division of Carcar City	76,318,000	10,032,000	86,350,000

Division Office - Proper	76,318,000	4,626,000	80,944,000
Carcar National High School (Poblacion Night)		1,666,000	1,666,000
Ocaña National High School (Valladolid National High School Extension)		2,868,000	2,868,000
Valladolid National High School		872,000	872,000

Division of Cebu City	332,669,000	46,787,000	379,456,000

Division Office - Proper	332,669,000	16,638,000	349,307,000
Abellana National High School (Day & Night)		2,348,000	2,348,000
Adlaon National High School		347,000	347,000
Bonbon National High School		961,000	961,000
Busay National High School		299,000	299,000
Camp Lapu-Lapu National High School (Day & Night)		1,839,000	1,839,000
Cebu City National Science High School		794,000	794,000
Don Carlos Gothong Memorial National High School		3,604,000	3,604,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)		1,676,000	1,676,000
Don Vicente Rama Memorial High School (Day & Night)		3,964,000	3,964,000
Florencio S. Urot Memorial National High School		2,972,000	2,972,000
Guba National High School		446,000	446,000
Mambaling National High School (Night)		538,000	538,000
Pardo National High School (Day & Night)		2,462,000	2,462,000
Pit-os National High School (Day & Night)		1,473,000	1,473,000
Ramon Duterte Memorial National High School (Day & Night)		2,617,000	2,617,000
Talamban National High School		3,809,000	3,809,000

Division of Cebu Province	1,275,520,000	193,456,000	1,468,976,000

Division Office - Proper	1,275,520,000	105,129,000	1,380,649,000
Aloguinsan National High School		1,912,000	1,912,000
Arcelo Memorial National High School (San Vicente National High School)		3,342,000	3,342,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	361
DEPARTMENT OF EDUCATION

Badian National High School		4,342,000	4,342,000
Bala National High School		545,000	545,000
Bantayan National High School		4,116,000	4,116,000
Bartolome and Manuela Pañares Memorial National High School		2,168,000	2,168,000
Bitoon National Vocational High School		3,284,000	3,284,000
Boljoon National High School		550,000	550,000
Buanoy National High School		4,329,000	4,329,000
Bulak National High School		728,000	728,000
Cabangahan National High School		449,000	449,000
Calape National High School		1,260,000	1,260,000
Camotes National High School		2,189,000	2,189,000
Carmen National High School		3,594,000	3,594,000
Catmon National High School		626,000	626,000
Cogon National High School		715,000	715,000
Colawin National High School		867,000	867,000
Compostela National High School		2,074,000	2,074,000
Consolacion National High School		2,095,000	2,095,000
Daanbantayan National High School		3,794,000	3,794,000
Dalaguete National High School		4,060,000	4,060,000
Doña Liling Neis Negapatan National High School		621,000	621,000
Juan Pamplona National High School (Tabuelan NHS)		2,052,000	2,052,000
Kawit National High School		1,451,000	1,451,000
Lamac National High School		1,227,000	1,227,000
Lambusan National High School		540,000	540,000
Langin National High School		297,000	297,000
Lipata National High School		992,000	992,000
Looc Norte National High School		1,167,000	1,167,000
Madridejos National High School		4,986,000	4,986,000
Maya National High School		621,000	621,000
Medellin High School (Kawit National High School Extension)		1,636,000	1,636,000
Moalboal National High School		1,927,000	1,927,000
Montaneza National High School		862,000	862,000
Montealegre National High School		299,000	299,000
Mulao National High School		725,000	725,000
Patupat National High School		279,000	279,000
Pinamungajan National High School		3,555,000	3,555,000
Pitalo National High School		730,000	730,000
Ramon E. Bacaltos National High School		943,000	943,000
San Remigio National High School		3,515,000	3,515,000
San Sebastian National High School		525,000	525,000
Sangat National High School		2,080,000	2,080,000
Santa Fe National High School		2,320,000	2,320,000
Santa Lucia National High School		1,369,000	1,369,000
Santander National High School		844,000	844,000
Sibonga National High School		2,569,000	2,569,000
Tabunan National High School		421,000	421,000
Tayud National High School		1,238,000	1,238,000
Tubod National High School (Camp 7 NHS Extension)		609,000	609,000
Tulay National High School		185,000	185,000
Tungkop National High School		548,000	548,000
Usmad National High School		155,000	155,000

Division of Danao City	58,472,000	7,721,000	66,193,000

Division Office - Proper	58,472,000	6,014,000	64,486,000

362	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Estefa O. Monte Memorial National High School		563,000	563,000
Lawaan National High School		416,000	416,000
Ubaldo Iway Memorial National High School		728,000	728,000
Division of Dumaguete City	61,714,000	9,335,000	71,049,000

Division Office - Proper	61,714,000	1,882,000	63,596,000
Dumaguete City National High School, Junob		1,927,000	1,927,000
Dumaguete City National High School, Main - Calindagan		3,396,000	3,396,000
Dumaguete City Science High School		1,202,000	1,202,000
Taclobo National High School		928,000	928,000

Division of Guihulngan City	77,843,000	11,039,000	88,882,000

Division Office - Proper	77,843,000	5,632,000	83,475,000
Guihulngan National High School, Poblacion		3,672,000	3,672,000
Tagbino Provincial High School - Vallehermosa Provincial Community High School		1,735,000	1,735,000

Division of Lapu-lapu City	156,574,000	20,856,000	177,430,000

Division Office - Proper	156,574,000	2,420,000	158,994,000
Babag National High School		5,407,000	5,407,000
Bankal National High School		2,980,000	2,980,000
Lo-oc National High School		951,000	951,000
Mactan National High School		3,124,000	3,124,000
Marigondon National High School		3,307,000	3,307,000
Pajo National High School		1,126,000	1,126,000
Pusok National High School		489,000	489,000
Sta. Rosa National High School		1,052,000	1,052,000

Division of Mandaue City	109,266,000	16,807,000	126,073,000

Division Office - Proper	109,266,000	3,146,000	112,412,000
Cabancalan National High School		796,000	796,000
Canduman National High School		3,373,000	3,373,000
Don Gerado LL. Ouano Memorial National High School		2,044,000	2,044,000
Jagobiao National High School		680,000	680,000
Mandaue City Comprehensive National High School		5,158,000	5,158,000
Paknaan National High School		1,050,000	1,050,000
Subangdaku Technical-Vocational School		560,000	560,000

Division of Naga City	70,302,000	8,993,000	79,295,000

Division Office - Proper	70,302,000	5,592,000	75,894,000
Naga National High School		2,726,000	2,726,000
Tuyan National High School		675,000	675,000

Division of Negros Oriental	454,499,000	59,469,000	513,968,000

Division Office - Proper	454,499,000	31,112,000	485,611,000
Amlan National High School		926,000	926,000
Ayungon National High School		1,387,000	1,387,000
Casiano Z. Napigkit National High School		487,000	487,000
Dauin National High School		1,529,000	1,529,000
Demetrio Alviola National High School		2,409,000	2,409,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	363
DEPARTMENT OF EDUCATION

Don Emilio Macias Memorial National High School (San Francisco National High School)		1,050,000	1,050,000
Jimalalud National High School		1,740,000	1,740,000
Jose Marie Locsin Memorial High School		789,000	789,000
La Libertad Technical Vocational School		1,996,000	1,996,000
Mabinay National High School		3,419,000	3,419,000
Manjuyod High School		2,100,000	2,100,000
Maria Macahig National High School		1,030,000	1,030,000
Negros Oriental National High School		3,173,000	3,173,000
Santiago Delmo Memorial High School		817,000	817,000
Siaton National High School		1,714,000	1,714,000
Sibulan Memorial National High School		591,000	591,000
Tambo National High School		946,000	946,000
Tayasan National High School		758,000	758,000
Valencia National High School (Valencia Tech. School)		1,496,000	1,496,000

Division of Siquijor	56,312,000	7,131,000	63,443,000

Division Office - Proper	56,312,000	3,702,000	60,014,000
Campalanas National High School		801,000	801,000
Cang-alwang National High School		401,000	401,000
DepEd-Lazi National Agricultural School		1,197,000	1,197,000
Enrique Villanueva National High School		576,000	576,000
Tambisan National High School		454,000	454,000

Division of Tagbilaran City	83,689,000	9,692,000	93,381,000

Division Office - Proper	83,689,000	294,000	83,983,000
Cogon High School Evening Class		713,000	713,000
Dr. Cecilio Putong National High School (Bohol NHS)		5,744,000	5,744,000
Manga National High School		1,476,000	1,476,000
Mansasa National High School		659,000	659,000
Tagbilaran City Science High School		806,000	806,000

Division of Talisay City	81,218,000	14,554,000	95,772,000

Division Office - Proper	81,218,000	11,985,000	93,203,000
Jaclupan National High School (Cansojong NHS)		1,707,000	1,707,000
Mohon Divino Amore National High School		862,000	862,000

Division of Tanjay City	48,392,000	7,318,000	55,710,000

Division Office - Proper	48,392,000	4,847,000	53,239,000
Lourdes L. del Prado Memorial National High School (Tanjay National High School, Sta. Cruz)		434,000	434,000
Pamplona National High School		870,000	870,000
Sta. Agueda National High School		459,000	459,000
Tanjay National High School, Opao		708,000	708,000

Division of Toledo City	100,523,000	13,291,000	113,814,000

Division Office - Proper	100,523,000	3,475,000	103,998,000
Bato National High School		1,859,000	1,859,000
Don Andres Soriano National High School		3,099,000	3,099,000

364	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Luray II Barangay High School Day and Night		2,574,000	2,574,000
Magdugo National High School		578,000	578,000
Matab-ang National High School		768,000	768,000
Toledo City National Vocational High School		938,000	938,000

Region VIII - Eastern Visayas	3,016,932,000	392,598,000	3,409,530,000

Division of Baybay City	82,771,000	10,977,000	93,748,000

Division Office - Proper	82,771,000	10,977,000	93,748,000

Division of Biliran	134,947,000	17,700,000	152,647,000

Division Office - Proper	134,947,000	9,861,000	144,808,000
Caibiran National High School		2,209,000	2,209,000
Culaba National Vocational School		619,000	619,000
Kawayan National High School		573,000	573,000
Maripipi National Vocational School		444,000	444,000
Naval National High School		1,570,000	1,570,000
Naval School of Fisheries		2,424,000	2,424,000

Division of Borongan City	75,197,000	8,111,000	83,308,000

Division Office - Proper	75,197,000	1,342,000	76,539,000
Eastern Samar National Comprehensive High School		5,115,000	5,115,000
Lalawigan National High School		817,000	817,000
Sta. Fe National High School		837,000	837,000

Division of Calbayog City	132,236,000	17,141,000	149,377,000

Division Office - Proper	132,236,000	16,466,000	148,702,000
Rafael Lentejas Memorial School of Fisheries		675,000	675,000

Division of Catbalogan City	84,978,000	11,167,000	96,145,000

Division Office - Proper	84,978,000	4,338,000	89,316,000
Catbalogan National Comprehensive High School (Samar National High School - SRSF Annex)		1,506,000	1,506,000
Samar National High School		5,323,000	5,323,000

Division of Eastern Samar	296,966,000	37,825,000	334,791,000

Division Office - Proper	296,966,000	17,219,000	314,185,000
Alugan National School of Craftsmanship and Home Industries		527,000	527,000
Dolores National High School		4,938,000	4,938,000
Giporlos National Trade School		1,517,000	1,517,000
Guiuan National High School		3,142,000	3,142,000
Lawaan National School of Craftsmanship and Home Industries		910,000	910,000
Llorente National High School		2,216,000	2,216,000
MacArthur National Agricultural School		1,491,000	1,491,000
Matarinao School of Fisheries		342,000	342,000
Samar National Pilot Opportunity School of Agriculture		1,179,000	1,179,000
Southern Samar National Comprehensive High School (Balangiga NHS)		1,207,000	1,207,000
Sulat National High School		976,000	976,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	365
DEPARTMENT OF EDUCATION

Taft National High School		2,161,000	2,161,000

Division of Leyte	894,517,000	121,160,000	1,015,677,000

Division Office - Proper	894,517,000	102,737,000	997,254,000
Bato School of Fisheries		1,968,000	1,968,000
Burauen Comprehensive National High School		4,073,000	4,073,000
Carigara National High School		2,138,000	2,138,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries		753,000	753,000
Dulag National High School		2,998,000	2,998,000
Hilongos National Vocational School		4,758,000	4,758,000
Leyte Agro-Industrial School		893,000	893,000
Merida Vocational School		842,000	842,000

Division of Maasin City	34,631,000	5,330,000	39,961,000

Division Office - Proper	34,631,000	5,030,000	39,661,000
Maasin Vocational High School		300,000	300,000

Division of Northern Samar	435,267,000	56,027,000	491,294,000

Division Office - Proper	435,267,000	26,718,000	461,985,000
Allen National High School (Balicuatro NHS)		2,787,000	2,787,000
Basilio B. Chan Memorial Agricultural and Industrial School		2,009,000	2,009,000
Bobon School for Philippine Craftsmen		1,367,000	1,367,000
Capul Agro-Industrial High School		1,283,000	1,283,000
Catarman National High School		5,148,000	5,148,000
Catubig Valley National High School		1,882,000	1,882,000
Don Juan F. Avalon National High School (San Roque NHS)		2,551,000	2,551,000
Eladio T. Balite Memorial School of Fisheries		1,207,000	1,207,000
Gala Vocational School		872,000	872,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AIHS)		601,000	601,000
Mapanas Agro-Industrial High School		900,000	900,000
Mondragon Agro-Industrial High School		1,473,000	1,473,000
San Antonio Agricultural and Vocational School		505,000	505,000
San Isidro Agro-Industrial High School		398,000	398,000
San Jose Technical High School		1,795,000	1,795,000
San Roque-Pambujan Vocational High School		304,000	304,000
San Vicente School of Fisheries		266,000	266,000
Silvino Lubos Vocational High School		951,000	951,000
Sumuroy Agro-Industrial High School		3,010,000	3,010,000

Division of Ormoc City	122,033,000	15,647,000	137,680,000

Division Office - Proper	122,033,000	14,207,000	136,240,000
Ipil National High School		1,440,000	1,440,000

Division of Samar	375,004,000	44,376,000	419,380,000

Division Office - Proper	375,004,000	30,495,000	405,499,000
Basey National High School		2,653,000	2,653,000
Calbiga National High School		2,939,000	2,939,000
Clarencio Calagos Memorial School of Fisheries		1,539,000	1,539,000

366	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Hinabangan National High School (Rawis NHS)		994,000	994,000
Sta. Margarita National High School		918,000	918,000
Tarangnan National High School		1,090,000	1,090,000
Valeriano C. Yancha Memorial Agricultural School		870,000	870,000
West Coast Agricultural High School		946,000	946,000
Wright National High School		1,932,000	1,932,000

Division of Southern Leyte	222,382,000	29,875,000	252,257,000

Division Office - Proper	222,382,000	27,762,000	250,144,000
Pintuyan National Vocational High School		601,000	601,000
Silago National Vocational School		695,000	695,000
Villa Jacinta National Vocational School		817,000	817,000

Division of Tacloban City	126,003,000	17,262,000	143,265,000

Division Office - Proper	126,003,000	4,105,000	130,108,000
Leyte National High School		9,693,000	9,693,000
Sagkahan National High School		2,097,000	2,097,000
San Jose National High School		900,000	900,000
Tacloban National Agricultural School		467,000	467,000

Region IX - Zamboanga Peninsula	1,960,420,000	292,651,000	2,253,071,000

Division of Dapitan City	55,612,000	7,750,000	63,362,000

Division Office - Proper	55,612,000	3,471,000	59,083,000
Dapitan City High School		3,665,000	3,665,000
Ilaya National High School		614,000	614,000

Division of Dipolog City	83,831,000	14,154,000	97,985,000

Division Office - Proper	83,831,000	5,330,000	89,161,000
Alberto Q. Ubay Memorial Agro-Tech Science High School		335,000	335,000
Dipolog City National High School (Barra)		827,000	827,000
Galas National High School		2,019,000	2,019,000
Punta National High School		1,357,000	1,357,000
Sicayab National High School		786,000	786,000
Zamboanga del Norte National High School		3,500,000	3,500,000

Division of Isabela City	80,508,000	11,271,000	91,779,000

Division Office - Proper	80,508,000	3,534,000	84,042,000
Basilan National High School		6,771,000	6,771,000
Begang National High School		966,000	966,000

Division of Pagadian City	93,092,000	11,776,000	104,868,000

Division Office - Proper	93,092,000	3,937,000	97,029,000
Lala National High School		276,000	276,000
Napolan National High School		472,000	472,000
Pagadian City National Comprehensive High School		243,000	243,000
Pagadian City National High School (Danlugan)		538,000	538,000
Tawagan Sur National High School		619,000	619,000
Zamboanga del Sur National High School		4,730,000	4,730,000
Zamboanga del Sur School of Arts and Trades		961,000	961,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	367
DEPARTMENT OF EDUCATION

Division of Zamboanga City	396,343,000	69,939,000	466,282,000

Division Office - Proper	396,343,000	32,339,000	428,682,000
Arena Blanco National High School		1,560,000	1,560,000
Ayala National High School		6,545,000	6,545,000
Culianan National High School		3,241,000	3,241,000
Curuan National High School		2,566,000	2,566,000
Manicahan National High School		1,922,000	1,922,000
Maria Clara L. Lobregat National High School (Divisoria National High School)		4,364,000	4,364,000
Mercedes National High School		1,859,000	1,859,000
Regional Science High School		768,000	768,000
Southcom National High School		1,372,000	1,372,000
Talon-Talon National High School		5,589,000	5,589,000
Vitali National High School		2,364,000	2,364,000
Zamboanga City National High School (Main)		5,450,000	5,450,000

Division of Zamboanga Sibugay	383,221,000	51,160,000	434,381,000

Division Office - Proper	383,221,000	23,169,000	406,390,000
Alicia National High School		1,755,000	1,755,000
Diplahan National High School		2,478,000	2,478,000
Francisco Ramos National High School		1,899,000	1,899,000
Imelda National High School		2,632,000	2,632,000
Ipil National High School		1,415,000	1,415,000
Kabasalan National High School		2,211,000	2,211,000
Malangas National High School		1,037,000	1,037,000
Naga National High School		943,000	943,000
Olutanga National High School		1,839,000	1,839,000
Siay National High School		1,834,000	1,834,000
Sta. Clara National High School		596,000	596,000
Surabay National High School		3,031,000	3,031,000
Talusan National High School		1,088,000	1,088,000
Titay National High School		2,462,000	2,462,000
Tungawan National High School		1,544,000	1,544,000
Zamboanga Sibugay National High School (Pangi NHS)		1,227,000	1,227,000

Division of Zamboanga del Norte	469,004,000	69,698,000	538,702,000

Division Office - Proper	469,004,000	35,264,000	504,268,000
Bacungan National High School		1,905,000	1,905,000
Dohinob National High School		464,000	464,000
Julian Soriano Memorial Comprehensive High School		1,326,000	1,326,000
Katipunan National High School		2,759,000	2,759,000
Kipit Agro-Fishery High School		1,093,000	1,093,000
Liloy National High School		2,952,000	2,952,000
Manukan National High School		2,440,000	2,440,000
Piñan National High School		1,610,000	1,610,000
Polanco National High School		2,181,000	2,181,000
President Manuel A. Roxas National High School		1,456,000	1,456,000
Salug National High School		1,712,000	1,712,000
Sergio Osmeña National High School		1,795,000	1,795,000
Sibutad National High School		1,055,000	1,055,000
Sindangan National Agricultural School		2,838,000	2,838,000
Sindangan National High School		3,639,000	3,639,000
Siocon National High School		1,940,000	1,940,000
Tampilisan National High School		2,277,000	2,277,000

368	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Ubay National High School		992,000	992,000

Division of Zamboanga del Sur	398,809,000	56,903,000	455,712,000

Division Office - Proper	398,809,000	39,615,000	438,424,000
Balongating National High School		193,000	193,000
Bayog National Technical-Vocational High School		2,001,000	2,001,000
Commonwealth National High School		487,000	487,000
Dimataling National High School		576,000	576,000
Dinas National High School		915,000	915,000
Kabatan National High School		1,065,000	1,065,000
Lapuyan National High School		1,240,000	1,240,000
Mahayag National High School		1,400,000	1,400,000
Molave Vocational Technical School		4,676,000	4,676,000
Panagaan National High School		198,000	198,000
Tambulig (Echanca) National High School		1,395,000	1,395,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)		3,142,000	3,142,000

Region X - Northern Mindanao	2,219,265,000	323,655,000	2,542,920,000

Division of Bukidnon	480,113,000	76,326,000	556,439,000

Division Office - Proper	480,113,000	65,170,000	545,283,000
Bukidnon National School of Home Industries		6,041,000	6,041,000
Manolo Fortich National High School		5,115,000	5,115,000

Division of Cagayan de Oro City	209,486,000	28,728,000	238,214,000

Division Office - Proper	209,486,000	28,728,000	238,214,000

Division of Camiguin	75,171,000	8,888,000	84,059,000

Division Office - Proper	75,171,000	7,536,000	82,707,000
Camiguin National High School		1,352,000	1,352,000

Division of El Salvador City	33,993,000	4,049,000	38,042,000

Division Office - Proper	33,993,000	4,049,000	38,042,000

Division of Gingoog City	101,093,000	12,170,000	113,263,000

Division Office - Proper	101,093,000	12,170,000	113,263,000

Division of Iligan City	153,982,000	21,052,000	175,034,000

Division Office - Proper	153,982,000	5,959,000	159,941,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)		664,000	664,000
Bunawan Agricultural High School		196,000	196,000
Bunawan National High School		201,000	201,000
Dalipuga National High School		910,000	910,000
Iligan City East National High School (Sta. Filomena)		2,812,000	2,812,000
Iligan City National School of Fisheries		1,139,000	1,139,000
Iligan City National High School		5,493,000	5,493,000
Maria Cristina National High School		631,000	631,000
Rogongon Agricultural High School		489,000	489,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	369
DEPARTMENT OF EDUCATION

Suarez National High School		895,000	895,000
Tomas Cabili National High School		1,369,000	1,369,000
Tubaran National High School		294,000	294,000

Division of Lanao del Norte	238,637,000	35,267,000	273,904,000

Division Office - Proper	238,637,000	21,098,000	259,735,000
Baloi National High School		593,000	593,000
Kapatagan National High School		3,449,000	3,449,000
Lala National High School		4,953,000	4,953,000
Lanao del Norte National Comprehensive High School		3,619,000	3,619,000
Maigo National High School		1,555,000	1,555,000

Division of Malaybalay City	145,359,000	22,361,000	167,720,000

Division Office - Proper	145,359,000	9,232,000	154,591,000
Bangcud National High School		2,303,000	2,303,000
Bukidnon National High School		9,903,000	9,903,000
Managok National High School		923,000	923,000

Division of Misamis Occidental	145,922,000	19,013,000	164,935,000

Division Office - Proper	145,922,000	11,524,000	157,446,000
Aloran Trade High School		2,422,000	2,422,000
Baliangao School of Fisheries		598,000	598,000
Clarin National High School		3,036,000	3,036,000
Looc National High School		1,433,000	1,433,000

Division of Misamis Oriental	367,290,000	52,842,000	420,132,000

Division Office - Proper	367,290,000	33,409,000	400,699,000
Alubijid National Comprehensive High School		2,637,000	2,637,000
Initao National Comprehensive High School		2,516,000	2,516,000
Laguindingan National High School		2,107,000	2,107,000
Libertad National High School		1,390,000	1,390,000
Medina National Comprehensive High School		2,759,000	2,759,000
Misamis Oriental General Comprehensive High School		2,313,000	2,313,000
Opol National Secondary Technical School		2,731,000	2,731,000
Salay National High School		2,242,000	2,242,000
Sugbongcogon National High School		738,000	738,000

Division of Oroquieta City	55,400,000	7,553,000	62,953,000

Division Office - Proper	55,400,000	2,451,000	57,851,000
Misamis Occidental National High School		5,102,000	5,102,000

Division of Ozamiz City	72,385,000	11,713,000	84,098,000

Division Office - Proper	72,385,000	4,158,000	76,543,000
Labo National High School		682,000	682,000
Ozamiz City National High School		4,537,000	4,537,000
Ozamiz City School of Arts and Trades		2,336,000	2,336,000

Division of Tangub City	58,001,000	7,107,000	65,108,000

Division Office - Proper	58,001,000	4,647,000	62,648,000

370	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Tangub City National High School		2,460,000	2,460,000

Division of Valencia City	82,433,000	16,586,000	99,019,000

Division Office - Proper	82,433,000	6,607,000	89,040,000
Valencia National High School		9,979,000	9,979,000

Region XI - Davao	2,173,492,000	365,314,000	2,538,806,000

Division of Davao City	531,458,000	101,666,000	633,124,000

Division Office - Proper	531,458,000	28,830,000	560,288,000
A. L. Navarro National High School		2,232,000	2,232,000
Baguio National School of Arts and Trades		1,306,000	1,306,000
Bernardo D. Carpio National High School		2,848,000	2,848,000
Biao National High School		644,000	644,000
Binowang National High School		335,000	335,000
Binugao National High School		756,000	756,000
Calinan National High School		6,408,000	6,408,000
Catalunan Pequeño National High School		1,653,000	1,653,000
Crossing Bayabas National High School		5,100,000	5,100,000
Dacudao National High School		515,000	515,000
Daniel R. Aguinaldo National High School		6,533,000	6,533,000
Davao City National High School		11,212,000	11,212,000
Don Enrique Bustamante National High School		563,000	563,000
Doña Carmen Denia National High School		3,898,000	3,898,000
Dr. Santiago Dakudao, Sr. National High School		1,456,000	1,456,000
Erico T. Nograles National High School		809,000	809,000
F. Bangoy National High School		3,566,000	3,566,000
F. Bustamante National High School		3,807,000	3,807,000
Gorgonio Tajo, Sr. National High School		330,000	330,000
Gov. Vicente Duterte National High School		492,000	492,000
J. V. Ferriols National High School		730,000	730,000
Jesus J. Soriano National High School		1,260,000	1,260,000
Leon Garcia, Sr. National High School		812,000	812,000
Los Amigos National High School		1,704,000	1,704,000
Lower Tamugan National High School		855,000	855,000
Maa National High School		2,077,000	2,077,000
Mabini National High School		685,000	685,000
Malabog National High School		964,000	964,000
Marilog National High School		1,088,000	1,088,000
Mintal Comprehensive High School		3,454,000	3,454,000
Pablo Lorenzo National High School		1,638,000	1,638,000
Sirawan National High School		218,000	218,000
Sirib National High School		383,000	383,000
Tagakpan National High School		474,000	474,000
Talomo National High School		862,000	862,000
Teofilo V. Fernandez National High School		1,169,000	1,169,000

Division of Davao Occidental	159,745,000	23,531,000	183,276,000

Division Office - Proper	159,745,000	11,155,000	170,900,000
Alberto Olarte, Sr. National High School		1,068,000	1,068,000
Basiawan National High School		746,000	746,000
Edna Guillermo Memorial National High School		733,000	733,000
Heracleo Casco Memorial National High School		2,736,000	2,736,000
Jose Abad Santos National High School		1,694,000	1,694,000
Kalbay National High School		710,000	710,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	371
DEPARTMENT OF EDUCATION

Mariano Peralta National High School		4,689,000	4,689,000

Division of Davao Oriental	214,004,000	33,364,000	247,368,000

Division Office - Proper	214,004,000	16,864,000	230,868,000
Baganga National High School		2,678,000	2,678,000
Caraga National High School		1,570,000	1,570,000
Cateel National Agricultural High School		347,000	347,000
Cateel Vocational High School		2,280,000	2,280,000
Lupon National Comprehensive High School		1,349,000	1,349,000
Lupon Vocational High School		2,295,000	2,295,000
Luzon National High School		789,000	789,000
Manuel B. Guiñez, Sr. National High School		2,620,000	2,620,000
San Isidro National High School		1,717,000	1,717,000
Tibanban National High School		855,000	855,000

Division of Davao de Oro	405,122,000	63,848,000	468,970,000

Division Office - Proper	405,122,000	25,207,000	430,329,000
Andili National High School		839,000	839,000
Anibongan National High School		314,000	314,000
Atty. Orlando S. Rimando National High School		2,688,000	2,688,000
Compostela National High School		4,851,000	4,851,000
Gabi National High School		1,362,000	1,362,000
Laak National High School		3,074,000	3,074,000
Lorenzo S. Sarmiento, Sr. National High School		2,320,000	2,320,000
Mabini National High School		1,686,000	1,686,000
Mainit National High School		1,080,000	1,080,000
Manat National High School		1,179,000	1,179,000
Maragusan National High School		3,832,000	3,832,000
Monkayo National High School		4,080,000	4,080,000
Nabunturan National Comprehensive High School		4,796,000	4,796,000
New Bataan National High School		2,272,000	2,272,000
Pantukan National High School		3,363,000	3,363,000
Pindasan National High School		905,000	905,000

Division of Davao del Norte	264,176,000	45,004,000	309,180,000

Division Office - Proper	264,176,000	16,943,000	281,119,000
Antonio V. Fruto, Sr. National High School		690,000	690,000
Asuncion National High School		2,655,000	2,655,000
Carmen National High School		4,902,000	4,902,000
Dujali National High School		1,169,000	1,169,000
Kapalong National High School		3,266,000	3,266,000
Kimamon National High School		1,172,000	1,172,000
New Corella National High School		3,586,000	3,586,000
Sagayen National High School		1,352,000	1,352,000
Sawata National High School		1,210,000	1,210,000
Sto. Niño National High School		801,000	801,000
Sto. Tomas National High School		7,258,000	7,258,000

Division of Davao del Sur	177,442,000	31,323,000	208,765,000

Division Office - Proper	177,442,000	6,906,000	184,348,000
Barayong National High School		2,237,000	2,237,000
Davao del Sur School of Fisheries		2,062,000	2,062,000
Federico Yap National High School		1,471,000	1,471,000
Governor N. Llanos National High School		809,000	809,000

372	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Hagonoy National High School		2,275,000	2,275,000
Ihan National High School		609,000	609,000
Inawayan National High School		1,075,000	1,075,000
Marber National High School		1,205,000	1,205,000
Matanao National High School		4,065,000	4,065,000
Padada National High School		1,529,000	1,529,000
Sta. Cruz National High School		4,260,000	4,260,000
Sulop National High School		2,820,000	2,820,000

Division of Digos City	44,258,000	7,231,000	51,489,000

Division Office - Proper	44,258,000	4,936,000	49,194,000
Digos City National High School (Davao del Sur National High School)		2,295,000	2,295,000

Division of Island Garden City of Samal	73,865,000	11,526,000	85,391,000

Division Office - Proper	73,865,000	6,895,000	80,760,000
Mambago-B National High School		819,000	819,000
Nieves Villarica National High School		3,812,000	3,812,000

Division of Mati City	86,954,000	13,386,000	100,340,000

Division Office - Proper	86,954,000	5,147,000	92,101,000
Badas National High School		631,000	631,000
Dawan National High School		606,000	606,000
Mati National Comprehensive High School		4,567,000	4,567,000
Mati School of Arts and Trades		1,276,000	1,276,000
Matiao National High School		1,159,000	1,159,000

Division of Panabo City	84,571,000	17,158,000	101,729,000

Division Office - Proper	84,571,000	8,022,000	92,593,000
A. O. Floirendo National High School		1,537,000	1,537,000
Don Manuel A. Javellana Memorial National High School		538,000	538,000
Panabo City National High School		5,605,000	5,605,000
San Vicente National High School		817,000	817,000
Southern Davao National High School		639,000	639,000

Division of Tagum City	131,897,000	17,277,000	149,174,000

Division Office - Proper	131,897,000	3,320,000	135,217,000
Jose Tuason, Jr. Memorial National High School		933,000	933,000
La Filipina National High School		3,246,000	3,246,000
Laureta National High School		1,002,000	1,002,000
Pipisan Maug National High School		872,000	872,000
Tagum National Trade School		4,823,000	4,823,000
Tagum City National Comprehensive High School (Davao National High School)		1,225,000	1,225,000
Tagum City National High School		1,856,000	1,856,000

Region XII - SOCCSKSARGEN	2,371,521,000	334,430,000	2,705,951,000

Division of Cotabato	597,552,000	85,730,000	683,282,000

Division Office - Proper	597,552,000	35,853,000	633,405,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	373
DEPARTMENT OF EDUCATION

Alamada High School		2,021,000	2,021,000
Antipas National High School		2,351,000	2,351,000
Banisilan National High School		1,806,000	1,806,000
Carmen National High School		4,250,000	4,250,000
Dilangalen National High School		4,818,000	4,818,000
Greenfield National High School		1,661,000	1,661,000
Kabacan National High School		3,888,000	3,888,000
Kimagango National High School		418,000	418,000
Kisante National High School		1,075,000	1,075,000
Libungan National High School		1,826,000	1,826,000
Lika National High School		1,042,000	1,042,000
M’lang National High School		3,715,000	3,715,000
Magpet National High School		2,191,000	2,191,000
Makilala National High School		2,495,000	2,495,000
Matalam High School (Poblacion)		2,817,000	2,817,000
Matalam National High School, Barangay Linao, Matalam		895,000	895,000
Pigcawayan National High School		3,862,000	3,862,000
Pikit National High School		3,872,000	3,872,000
President Roxas National High School		1,676,000	1,676,000
Tulunan National High School		3,198,000	3,198,000

Division of General Santos City	321,877,000	43,762,000	365,639,000

Division Office - Proper	321,877,000	14,434,000	336,311,000
Bula National School of Fisheries		601,000	601,000
Fatima National High School		5,807,000	5,807,000
General Santos City National High School		8,526,000	8,526,000
General Santos City National Secondary School of Arts and Trade		2,095,000	2,095,000
Irineo L. Santiago National High School of Metro Dadiangas		2,868,000	2,868,000
Labangal National High School		1,854,000	1,854,000
Lagao National High School		3,918,000	3,918,000
New Society National High School		3,659,000	3,659,000

Division of Kidapawan City	128,475,000	17,781,000	146,256,000

Division Office - Proper	128,475,000	6,254,000	134,729,000
Amas National High School		926,000	926,000
Ginatilan National High School		898,000	898,000
Kidapawan National High School		9,269,000	9,269,000
Paco National High School		434,000	434,000

Division of Koronadal City	101,852,000	17,240,000	119,092,000

Division Office - Proper	101,852,000	2,306,000	104,158,000
Bacongco National High School		682,000	682,000
Esperanza National High School		692,000	692,000
Koronadal National Comprehensive High School		11,295,000	11,295,000
Marbel 7 National High School		1,281,000	1,281,000
Saravia National High School		984,000	984,000

Division of Sarangani	346,731,000	45,450,000	392,181,000

Division Office - Proper	346,731,000	22,002,000	368,733,000
Alabel National High School		3,520,000	3,520,000

374	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Alabel National Science High School		692,000	692,000
Banate National High School		984,000	984,000
Colon National High School		2,011,000	2,011,000
Glan Padidu National High School		553,000	553,000
Glan School of Arts and Trades		3,292,000	3,292,000
James L. Chiongbian National Trade School		1,745,000	1,745,000
Leonard Young, Sr. National High School		1,423,000	1,423,000
Lun Pandidu National High School		1,524,000	1,524,000
Malalag National High School		2,351,000	2,351,000
Malandag National High School		2,381,000	2,381,000
Malapatan National High School		2,219,000	2,219,000
Pangyan National High School		753,000	753,000

Division of South Cotabato	469,087,000	67,600,000	536,687,000

Division Office - Proper	469,087,000	38,243,000	507,330,000
Banga National High School		2,561,000	2,561,000
Bentung Sulit National High School		462,000	462,000
Lamian National High School		1,489,000	1,489,000
Lapuz National High School		647,000	647,000
Libertad National High School		5,151,000	5,151,000
Maltana National High School		1,090,000	1,090,000
Norala National High School		3,094,000	3,094,000
Polomolok National High School		3,512,000	3,512,000
Sto. Niño National High School		2,556,000	2,556,000
Sto. Niño National School of Arts and Trades		388,000	388,000
T’boli National High School		3,555,000	3,555,000
Tupi National High School		4,352,000	4,352,000
Upper Klinan National High School		500,000	500,000

Division of Sultan Kudarat	349,923,000	47,938,000	397,861,000

Division Office - Proper	349,923,000	17,686,000	367,609,000
Bagumbayan National High School		1,372,000	1,372,000
Bai Saripinang National High School		596,000	596,000
Bambad National High School		1,347,000	1,347,000
Columbio National High School		1,354,000	1,354,000
Esperanza National High School		5,490,000	5,490,000
Isulan National High School		4,892,000	4,892,000
Kalamansig National High School		2,579,000	2,579,000
Kapingkong National High School		573,000	573,000
Laguilayan National High School		743,000	743,000
Lambayong National High School (Mariano Marcos National High School)		2,914,000	2,914,000
Lebak National High School - Lebak Legislated National High School		3,223,000	3,223,000
Lutayan National High School		1,963,000	1,963,000
President Quirino National High School		2,569,000	2,569,000
Telafas National High School		637,000	637,000

Division of Tacurong City	56,024,000	8,929,000	64,953,000

Division Office - Proper	56,024,000	2,181,000	58,205,000
Tacurong National High School		5,607,000	5,607,000
V.F. Grino National High School		1,141,000	1,141,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	375
DEPARTMENT OF EDUCATION

Region XIII - Caraga	1,749,560,000	220,304,000	1,969,864,000

Division of Agusan del Norte	178,963,000	23,158,000	202,121,000

Division Office - Proper	178,963,000	15,825,000	194,788,000
Agay National High School		1,659,000	1,659,000
Guinabsan National High School		406,000	406,000
Jagupit National High School		974,000	974,000
Las Nieves National High School		954,000	954,000
Magallanes National High School		1,978,000	1,978,000
Nasipit National Vocational School		1,362,000	1,362,000

Division of Agusan del Sur	384,855,000	41,974,000	426,829,000

Division Office - Proper	384,855,000	13,268,000	398,123,000
Agusan del Sur National High School		6,469,000	6,469,000
Bunawan National High School		1,552,000	1,552,000
Datu Lipus Makapandong National High School		1,273,000	1,273,000
Del Monte National High School		1,189,000	1,189,000
Democrito O. Plaza Memorial High School		429,000	429,000
Esperanza National High School		1,167,000	1,167,000
La Paz National High School		456,000	456,000
Lapinigan National High School		1,139,000	1,139,000
Libertad National High School		396,000	396,000
Loreto National High School		723,000	723,000
Los Arcos National High School		421,000	421,000
Lucena National High School		644,000	644,000
Patin-ay High School (ASSAT)		961,000	961,000
Prosperidad National High School		1,960,000	1,960,000
Sampaguita National High School		611,000	611,000
San Isidro National High School		380,000	380,000
San Luis National High School		1,397,000	1,397,000
Sibagat National High School of Home Industries		961,000	961,000
Sta. Cruz National High School		393,000	393,000
Sta. Irene National High School		705,000	705,000
Sta. Josefa National High School		1,527,000	1,527,000
Sto. Tomas National High School		284,000	284,000
Talacogon National High School		829,000	829,000
Trento National High School		1,872,000	1,872,000
Veruela National High School		489,000	489,000
Zillovia National High School		479,000	479,000

Division of Bayugan City	68,281,000	8,051,000	76,332,000

Division Office - Proper	68,281,000	4,004,000	72,285,000
Bayugan National Comprehensive High School		2,107,000	2,107,000
Marcelina National High School		393,000	393,000
Noli National High School		893,000	893,000
Salvacion National High School		411,000	411,000
San Juan National High School		243,000	243,000

Division of Bislig City	48,699,000	5,914,000	54,613,000

Division Office - Proper	48,699,000	2,858,000	51,557,000
Bislig City National High School		1,240,000	1,240,000
Lawigan National High School		231,000	231,000
Mangagoy National High School		332,000	332,000
Tabon M. Estrella National High School		1,253,000	1,253,000

376	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Butuan City	210,916,000	32,297,000	243,213,000

Division Office - Proper	210,916,000	8,293,000	219,209,000
Agusan National High School		11,554,000	11,554,000
Agusan Pequeño National High School		697,000	697,000
Amparo National High School		583,000	583,000
Banza National High School		956,000	956,000
Butuan City National Comprehensive High School		398,000	398,000
Butuan City School of Arts and Trades		2,057,000	2,057,000
Libertad National High School		3,020,000	3,020,000
Los Angeles National High School		637,000	637,000
Lumbocan National High School		451,000	451,000
San Vicente National High School		938,000	938,000
Taligaman National High School		1,724,000	1,724,000
Tungao National High School		989,000	989,000

Division of Cabadbaran City	45,608,000	7,373,000	52,981,000

Division Office - Proper	45,608,000	2,382,000	47,990,000
Cabadbaran City National High School		4,991,000	4,991,000

Division of Dinagat Island	91,554,000	10,216,000	101,770,000

Division Office - Proper	91,554,000	5,331,000	96,885,000
Albor National High School		687,000	687,000
Cagdianao National High School		903,000	903,000
Dinagat School of Fisheries		358,000	358,000
Don Ruben E. Ecleo, Sr. Memorial National High School		1,712,000	1,712,000
Liberty National High School		158,000	158,000
Ruben E. Ecleo, Sr. National High School		365,000	365,000
Tag-abaca National High School		360,000	360,000
Tubajon National High School		342,000	342,000

Division of Siargao	80,663,000	9,235,000	89,898,000

Division Office - Proper	80,663,000	3,309,000	83,972,000
Dapa National High School		1,846,000	1,846,000
Del Carmen National High School		730,000	730,000
Gen. Luna National High School		1,108,000	1,108,000
Pilar National High School		340,000	340,000
San Isidro National High School		355,000	355,000
Sapao National High School		482,000	482,000
Socorro National High School		1,065,000	1,065,000

Division of Surigao City	79,609,000	8,690,000	88,299,000

Division Office - Proper	79,609,000	3,829,000	83,438,000
Anomar National High School		416,000	416,000
Caraga Regional Science High School		1,184,000	1,184,000
Ipil National High School		474,000	474,000
Mat-i National High School		624,000	624,000
Surigao City National High School (San Juan National High School)		1,613,000	1,613,000
Taft National High School (Surigao City - Taft National High School Annex)		550,000	550,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	377
DEPARTMENT OF EDUCATION

Division of Surigao del Norte	225,781,000	29,788,000	255,569,000

Division Office - Proper	225,781,000	8,128,000	233,909,000
Amando A. Fabio Memorial National High School (Sta. Cruz National High School)		1,220,000	1,220,000
Bacuag National Agro-Industrial School		591,000	591,000
Balite National High School		391,000	391,000
Campo National High School		662,000	662,000
Claver National High School		2,658,000	2,658,000
Gigaquit National School of Home Industries		1,042,000	1,042,000
Mainit National High School		1,042,000	1,042,000
Masgad National High School		278,000	278,000
Matin-ao National High School		827,000	827,000
Placer National High School		1,321,000	1,321,000
San Francisco National High School		1,050,000	1,050,000
Surigao del Norte National High School		7,022,000	7,022,000
Taganaan National High School (Asa National High School)		976,000	976,000
Timamana National High School		510,000	510,000
Toledo S. Pantilo, Sr. Memorial National High School		1,035,000	1,035,000
Tubod National Comprehensive High School		1,035,000	1,035,000

Division of Surigao del Sur	300,411,000	37,704,000	338,115,000

Division Office - Proper	300,411,000	14,403,000	314,814,000
Adlay National High School		449,000	449,000
Anibongan National High School		189,000	189,000
Barcelona National High School		187,000	187,000
Barobo National High School		2,181,000	2,181,000
Cantilan National High School		2,161,000	2,161,000
Carmen National Agricultural High School		360,000	360,000
Carrascal National High School		1,245,000	1,245,000
Doña Carmen National High School		165,000	165,000
Felisberto Verano National High School		434,000	434,000
Floreta Herrera-Irizari National High School		644,000	644,000
Gamut National High School (Barobo)		309,000	309,000
Gamut National High School (Tago)		1,123,000	1,123,000
Hinatuan National Comprehensive High School		1,395,000	1,395,000
Lianga National Comprehensive High School		1,572,000	1,572,000
Lingig National High School		1,329,000	1,329,000
M. K. Yusingco National High School (Mandus National High School)		226,000	226,000
Madrid National High School		1,669,000	1,669,000
Marihatag National Agricultural High School		178,000	178,000
Portlamon Pastor Uy National High School		236,000	236,000
Purisima National High School		598,000	598,000
Salvacion National High School		261,000	261,000
San Miguel National Comprehensive High School		839,000	839,000
Solomon P. Lozada National High School		477,000	477,000
St. Christine National High School		936,000	936,000
Sto. Niño National High School		1,017,000	1,017,000
Tagasaka National High School		210,000	210,000
Tagbina National High School		1,501,000	1,501,000
Tidman National High School		332,000	332,000
Unidad National High School		1,078,000	1,078,000

378	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Tandag City	34,220,000	5,904,000	40,124,000

Division Office - Proper	34,220,000	155,000	34,375,000
Buenavista National High School		647,000	647,000
Jacinto P. Elpa National High School		3,228,000	3,228,000
Tandag National Science High School		1,874,000	1,874,000
Joint Delivery Voucher for Senior High School Technical Vocational and Livelihood Specializations		1,409,501,000	1,409,501,000

National Capital Region (NCR)		1,409,501,000	1,409,501,000

Central Office		1,409,501,000	1,409,501,000
Implementation of the Grant of Cash Allowance, Hardship Pay, and Reclassification of Positions	10,256,961,000	9,548,100,000	19,805,061,000

National Capital Region (NCR)	407,576,000	825,920,000	1,233,496,000

Central Office	35,000,000		35,000,000
Regional Office - NCR	372,576,000	825,920,000	1,198,496,000
Region I - Ilocos	350,797,000	532,890,000	883,687,000

Regional Office - I	350,797,000	532,890,000	883,687,000
Cordillera Administrative Region (CAR)	280,250,000	198,240,000	478,490,000

Regional Office - CAR	280,250,000	198,240,000	478,490,000
Region II - Cagayan Valley	556,559,000	383,180,000	939,739,000

Regional Office - II	556,559,000	383,180,000	939,739,000
Region III - Central Luzon	582,339,000	976,540,000	1,558,879,000

Regional Office - III	582,339,000	976,540,000	1,558,879,000
Region IVA - CALABARZON	765,484,000	1,141,080,000	1,906,564,000

Regional Office - IVA	765,484,000	1,141,080,000	1,906,564,000
Region IVB - MIMAROPA	754,412,000	374,700,000	1,129,112,000

Regional Office - IVB	754,412,000	374,700,000	1,129,112,000
Region V - Bicol	958,076,000	733,070,000	1,691,146,000

Regional Office - V	958,076,000	733,070,000	1,691,146,000
Region VI - Western Visayas	867,839,000	815,500,000	1,683,339,000

Regional Office - VI	867,839,000	815,500,000	1,683,339,000
Region VII - Central Visayas	1,105,032,000	786,950,000	1,891,982,000

Regional Office - VII	1,105,032,000	786,950,000	1,891,982,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	379
DEPARTMENT OF EDUCATION

Region VIII - Eastern Visayas	687,125,000	589,820,000	1,276,945,000

Regional Office - VIII	687,125,000	589,820,000	1,276,945,000
Region IX - Zamboanga Peninsula	784,401,000	432,080,000	1,216,481,000

Regional Office - IX	784,401,000	432,080,000	1,216,481,000
Region X - Northern Mindanao	612,221,000	486,810,000	1,099,031,000

Regional Office - X	612,221,000	486,810,000	1,099,031,000
Region XI - Davao	608,415,000	496,160,000	1,104,575,000

Regional Office - XI	608,415,000	496,160,000	1,104,575,000
Region XII - SOCCSKSARGEN	539,777,000	439,410,000	979,187,000

Regional Office - XII	539,777,000	439,410,000	979,187,000
Region XIII - Caraga	396,658,000	335,750,000	732,408,000

Regional Office - XIII	396,658,000	335,750,000	732,408,000
World Teachers’ Day Incentive Benefits	954,810,000		954,810,000

National Capital Region (NCR)	82,876,000		82,876,000

Central Office	311,000		311,000
Regional Office - NCR	82,565,000		82,565,000
Region I - Ilocos	53,272,000		53,272,000

Regional Office - I	53,272,000		53,272,000
Cordillera Administrative Region (CAR)	19,817,000		19,817,000

Regional Office - CAR	19,817,000		19,817,000
Region II - Cagayan Valley	38,306,000		38,306,000

Regional Office - II	38,306,000		38,306,000
Region III - Central Luzon	97,622,000		97,622,000

Regional Office - III	97,622,000		97,622,000
Region IVA - CALABARZON	114,071,000		114,071,000

Regional Office - IVA	114,071,000		114,071,000
Region IVB - MIMAROPA	37,458,000		37,458,000

Regional Office - IVB	37,458,000		37,458,000
Region V - Bicol	73,283,000		73,283,000

Regional Office - V	73,283,000		73,283,000

380	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VI - Western Visayas	81,523,000		81,523,000

Regional Office - VI	81,523,000		81,523,000
Region VII - Central Visayas	78,669,000		78,669,000

Regional Office - VII	78,669,000		78,669,000
Region VIII - Eastern Visayas	58,963,000		58,963,000

Regional Office - VIII	58,963,000		58,963,000
Region IX - Zamboanga Peninsula	43,194,000		43,194,000

Regional Office - IX	43,194,000		43,194,000
Region X - Northern Mindanao	48,665,000		48,665,000

Regional Office - X	48,665,000		48,665,000
Region XI - Davao	49,600,000		49,600,000

Regional Office - XI	49,600,000		49,600,000
Region XII - SOCCSKSARGEN	43,927,000		43,927,000

Regional Office - XII	43,927,000		43,927,000
Region XIII - Caraga	33,564,000		33,564,000

Regional Office - XIII	33,564,000		33,564,000
Government Assistance and Subsidies - Educational Service Contracting (ESC) Program for Private Junior High School (per R.A. No. 8545)		12,077,156,000	12,077,156,000

National Capital Region (NCR)		12,077,156,000	12,077,156,000

Central Office		12,077,156,000	12,077,156,000
Government Assistance and Subsidies - Senior High School Voucher Program		27,024,724,000	27,024,724,000

National Capital Region (NCR)		27,024,724,000	27,024,724,000

Central Office		27,024,724,000	27,024,724,000
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM	40,188,000	2,239,489,000	2,279,677,000

Human Resource Development for Personnel in Schools and Learning Centers	36,259,000	2,234,758,000	2,271,017,000

National Capital Region (NCR)	36,259,000	1,332,264,000	1,368,523,000

Central Office	36,259,000	1,277,640,000	1,313,899,000
Division of Caloocan		6,840,000	6,840,000
Division of Las Piñas		2,482,000	2,482,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	381
DEPARTMENT OF EDUCATION

Division of Makati	1,002,000	1,002,000
Division of Malabon City	2,041,000	2,041,000
Division of Mandaluyong	1,519,000	1,519,000
Division of Manila	7,704,000	7,704,000
Division of Marikina	1,960,000	1,960,000
Division of Muntinlupa	1,985,000	1,985,000
Division of Navotas City	1,344,000	1,344,000
Division of Parañaque	2,666,000	2,666,000
Division of Pasay City	1,743,000	1,743,000
Division of Pasig City	3,366,000	3,366,000
Division of Quezon City	11,223,000	11,223,000
Division of San Juan City	433,000	433,000
Division of Taguig and Pateros	4,924,000	4,924,000
Division of Valenzuela	3,392,000	3,392,000

Region I - Ilocos	54,030,000	54,030,000

Division of Alaminos City	1,070,000	1,070,000
Division of Batac City	637,000	637,000
Division of Candon City	664,000	664,000
Division of Dagupan City	1,255,000	1,255,000
Division of Ilocos Norte	6,026,000	6,026,000
Division of Ilocos Sur	8,481,000	8,481,000
Division of La Union	6,799,000	6,799,000
Division of Laoag City	910,000	910,000
Division of Pangasinan I	12,977,000	12,977,000
Division of Pangasinan II	10,739,000	10,739,000
Division of San Carlos City	1,906,000	1,906,000
Division of San Fernando City	817,000	817,000
Division of Urdaneta City	1,240,000	1,240,000
Division of Vigan City	509,000	509,000

Cordillera Administrative Region (CAR)	28,446,000	28,446,000

Division of Abra	5,168,000	5,168,000
Division of Apayao	2,753,000	2,753,000
Division of Baguio City	1,855,000	1,855,000
Division of Benguet	6,634,000	6,634,000
Division of Ifugao	4,099,000	4,099,000
Division of Kalinga	2,607,000	2,607,000
Division of Mt. Province	3,413,000	3,413,000
Division of Tabuk City	1,917,000	1,917,000

Region II - Cagayan Valley	44,368,000	44,368,000

Division of Batanes	471,000	471,000
Division of Cagayan	13,548,000	13,548,000
Division of Cauayan City	1,563,000	1,563,000
Division of Ilagan City	1,670,000	1,670,000
Division of Isabela	15,245,000	15,245,000
Division of Nueva Vizcaya	6,460,000	6,460,000
Division of Quirino	3,142,000	3,142,000
Division of Santiago City	1,061,000	1,061,000
Division of Tuguegarao City	1,208,000	1,208,000

Region III - Central Luzon	91,096,000	91,096,000

Division of Angeles City	2,493,000	2,493,000

382	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Aurora	2,984,000	2,984,000
Division of Balanga City	835,000	835,000
Division of Bataan	5,620,000	5,620,000
Division of Bulacan	15,817,000	15,817,000
Division of Cabanatuan City	1,980,000	1,980,000
Division of Gapan City	1,159,000	1,159,000
Division of Mabalacat City	1,776,000	1,776,000
Division of Malolos City	1,656,000	1,656,000
Division of Meycauayan City	1,343,000	1,343,000
Division of Muñoz Science City	927,000	927,000
Division of Nueva Ecija	14,821,000	14,821,000
Division of Olongapo City	1,438,000	1,438,000
Division of Pampanga	12,657,000	12,657,000
Division of San Fernando City	1,771,000	1,771,000
Division of San Jose City	1,413,000	1,413,000
Division of San Jose del Monte City	3,369,000	3,369,000
Division of Tarlac	10,111,000	10,111,000
Division of Tarlac City	2,628,000	2,628,000
Division of Zambales	6,298,000	6,298,000

Region IVA - CALABARZON	103,417,000	103,417,000

Division of Antipolo City	4,308,000	4,308,000
Division of Bacoor City	2,468,000	2,468,000
Division of Batangas	14,678,000	14,678,000
Division of Batangas City	2,280,000	2,280,000
Division of Biñan City	1,692,000	1,692,000
Division of Cabuyao City	1,529,000	1,529,000
Division of Calamba City	2,872,000	2,872,000
Division of Cavite	11,787,000	11,787,000
Division of Cavite City	744,000	744,000
Division of Dasmariñas City	3,004,000	3,004,000
Division of General Trias City	1,960,000	1,960,000
Division of Imus City	2,381,000	2,381,000
Division of Laguna	8,658,000	8,658,000
Division of Lipa City	2,383,000	2,383,000
Division of Lucena City	2,087,000	2,087,000
Division of Quezon	19,046,000	19,046,000
Division of Rizal	12,825,000	12,825,000
Division of San Pablo City	1,999,000	1,999,000
Division of San Pedro City	1,407,000	1,407,000
Division of Sta. Rosa City	1,692,000	1,692,000
Division of Sto. Tomas City	1,048,000	1,048,000
Division of Tanauan City	1,451,000	1,451,000
Division of Tayabas City	1,118,000	1,118,000

Region IVB - MIMAROPA	40,384,000	40,384,000

Division of Calapan City	1,345,000	1,345,000
Division of Marinduque	3,494,000	3,494,000
Division of Occidental Mindoro	6,536,000	6,536,000
Division of Oriental Mindoro	9,260,000	9,260,000
Division of Palawan	12,681,000	12,681,000
Division of Puerto Princesa City	2,176,000	2,176,000
Division of Romblon	4,892,000	4,892,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	383
DEPARTMENT OF EDUCATION

Region V – Bicol	75,087,000	75,087,000

Division of Albay	10,264,000	10,264,000
Division of Camarines Norte	6,805,000	6,805,000
Division of Camarines Sur	20,848,000	20,848,000
Division of Catanduanes	4,783,000	4,783,000
Division of Iriga City	1,240,000	1,240,000
Division of Legazpi City	1,563,000	1,563,000
Division of Ligao City	1,490,000	1,490,000
Division of Masbate	12,603,000	12,603,000
Division of Masbate City	1,233,000	1,233,000
Division of Naga City	1,503,000	1,503,000
Division of Sorsogon	9,348,000	9,348,000
Division of Sorsogon City	1,923,000	1,923,000
Division of Tabaco City	1,484,000	1,484,000

Region VI - Western Visayas	83,635,000	83,635,000

Division of Aklan	7,281,000	7,281,000
Division of Antique	9,389,000	9,389,000
Division of Bacolod City	3,181,000	3,181,000
Division of Bago City	1,373,000	1,373,000
Division of Cadiz City	1,499,000	1,499,000
Division of Capiz	8,471,000	8,471,000
Division of Escalante City	1,017,000	1,017,000
Division of Guimaras	2,193,000	2,193,000
Division of Himamaylan City	1,290,000	1,290,000
Division of Iloilo	21,875,000	21,875,000
Division of Iloilo City	2,481,000	2,481,000
Division of Kabankalan City	1,799,000	1,799,000
Division of La Carlota City	783,000	783,000
Division of Negros Occidental	12,516,000	12,516,000
Division of Passi City	1,006,000	1,006,000
Division of Roxas City	1,416,000	1,416,000
Division of Sagay City	1,619,000	1,619,000
Division of San Carlos City	1,413,000	1,413,000
Division of Silay City	1,137,000	1,137,000
Division of Sipalay City	1,000,000	1,000,000
Division of Victorias City	896,000	896,000

Region VII - Central Visayas	79,551,000	79,551,000

Division of Bais City	951,000	951,000
Division of Bayawan City	1,787,000	1,787,000
Division of Bogo City	1,003,000	1,003,000
Division of Bohol	18,643,000	18,643,000
Division of Canlaon City	713,000	713,000
Division of Carcar City	1,433,000	1,433,000
Division of Cebu City	4,956,000	4,956,000
Division of Cebu Province	23,995,000	23,995,000
Division of Danao City	1,441,000	1,441,000
Division of Dumaguete City	882,000	882,000
Division of Guihulngan City	1,968,000	1,968,000
Division of Lapu-lapu City	2,788,000	2,788,000
Division of Mandaue City	1,867,000	1,867,000
Division of Naga City	1,298,000	1,298,000
Division of Negros Oriental	8,588,000	8,588,000

384	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Division of Siquijor	1,432,000	1,432,000
Division of Tagbilaran City	684,000	684,000
Division of Talisay City	1,662,000	1,662,000
Division of Tanjay City	1,528,000	1,528,000
Division of Toledo City	1,932,000	1,932,000

Region VIII - Eastern Visayas	73,439,000	73,439,000

Division of Baybay City	1,269,000	1,269,000
Division of Biliran	2,879,000	2,879,000
Division of Borongan City	960,000	960,000
Division of Calbayog City	2,889,000	2,889,000
Division of Catbalogan City	1,454,000	1,454,000
Division of Eastern Samar	8,040,000	8,040,000
Division of Leyte	22,575,000	22,575,000
Division of Maasin City	1,228,000	1,228,000
Division of Northern Samar	10,857,000	10,857,000
Division of Ormoc City	1,984,000	1,984,000
Division of Samar	11,727,000	11,727,000
Division of Southern Leyte	5,803,000	5,803,000
Division of Tacloban City	1,774,000	1,774,000

Region IX - Zamboanga Peninsula	48,013,000	48,013,000

Division of Dapitan City	1,079,000	1,079,000
Division of Dipolog City	1,253,000	1,253,000
Division of Isabela City	1,565,000	1,565,000
Division of Pagadian City	1,738,000	1,738,000
Division of Zamboanga City	7,103,000	7,103,000
Division of Zamboanga Sibugay	8,878,000	8,878,000
Division of Zamboanga del Norte	12,754,000	12,754,000
Division of Zamboanga del Sur	13,643,000	13,643,000

Region X - Northern Mindanao	53,924,000	53,924,000

Division of Bukidnon	13,210,000	13,210,000
Division of Cagayan de Oro City	4,187,000	4,187,000
Division of Camiguin	1,326,000	1,326,000
Division of El Salvador City	644,000	644,000
Division of Gingoog City	1,755,000	1,755,000
Division of Iligan City	2,792,000	2,792,000
Division of Lanao del Norte	8,171,000	8,171,000
Division of Malaybalay City	1,748,000	1,748,000
Division of Misamis Occidental	5,980,000	5,980,000
Division of Misamis Oriental	8,725,000	8,725,000
Division of Oroquieta City	992,000	992,000
Division of Ozamiz City	1,391,000	1,391,000
Division of Tangub City	1,110,000	1,110,000
Division of Valencia City	1,893,000	1,893,000

Region XI - Davao	47,112,000	47,112,000

Division of Davao City	11,299,000	11,299,000
Division of Davao Occidental	3,826,000	3,826,000
Division of Davao Oriental	5,868,000	5,868,000
Division of Davao de Oro	7,836,000	7,836,000
Division of Davao del Norte	5,181,000	5,181,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	385
DEPARTMENT OF EDUCATION

Division of Davao del Sur		5,052,000		5,052,000
Division of Digos City		1,381,000		1,381,000
Division of Island Garden City of Samal		1,372,000		1,372,000
Division of Mati City		1,868,000		1,868,000
Division of Panabo City		1,716,000		1,716,000
Division of Tagum City		1,713,000		1,713,000

Region XII - SOCCSKSARGEN		42,136,000		42,136,000

Division of Cotabato		12,232,000		12,232,000
Division of General Santos City		4,289,000		4,289,000
Division of Kidapawan City		1,579,000		1,579,000
Division of Koronadal City		1,587,000		1,587,000
Division of Sarangani		6,281,000		6,281,000
Division of South Cotabato		7,641,000		7,641,000
Division of Sultan Kudarat		7,576,000		7,576,000
Division of Tacurong City		951,000		951,000

Region XIII - Caraga		37,856,000		37,856,000

Division of Agusan del Norte		3,925,000		3,925,000
Division of Agusan del Sur		8,595,000		8,595,000
Division of Bayugan City		1,608,000		1,608,000
Division of Bislig City		1,199,000		1,199,000
Division of Butuan City		3,035,000		3,035,000
Division of Cabadbaran City		1,017,000		1,017,000
Division of Dinagat Island		2,259,000		2,259,000
Division of Siargao		2,502,000		2,502,000
Division of Surigao City		1,681,000		1,681,000
Division of Surigao del Norte		3,574,000		3,574,000
Division of Surigao del Sur		7,612,000		7,612,000
Division of Tandag City		849,000		849,000

Teacher Quality and Development Program	3,929,000	4,731,000		8,660,000

National Capital Region (NCR)	3,929,000	4,731,000		8,660,000

Central Office	3,929,000	4,731,000		8,660,000

Sub-total, Operations	529,016,504,000	145,492,809,000	32,822,842,000	707,332,155,000

Total, Regular Programs	544,184,820,000	154,075,108,000	33,922,842,000	732,182,770,000

PROJECT(S)
Locally-Funded Project(s)
Connectivity Enhancement Program for e-Learning in Public Schools		1,500,000,000		1,500,000,000

National Capital Region (NCR)		1,500,000,000		1,500,000,000

Central Office		1,500,000,000		1,500,000,000

Sub-total, Locally-Funded Project(s)		1,500,000,000		1,500,000,000

386	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Foreign-Assisted Project(s)
Teacher Effectiveness and Competencies Enhancement Project (TEACEP) WB Loan No. 9481-PH				505,024,000				505,024,000

National Capital Region (NCR)				505,024,000				505,024,000

Central Office				505,024,000				505,024,000

Loan Proceeds				505,024,000				505,024,000

Sub-total, Foreign-Assisted Project(s)				505,024,000				505,024,000

Total, Project(s)				2,005,024,000				2,005,024,000

TOTAL NEW APPROPRIATIONS	₱	544,184,820,000	₱	156,080,132,000	₱	33,922,842,000	₱	734,187,794,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	375,458,859
Creation of New Positions	3,810,065
Reclassification of Positions	6,183,433

Total Permanent Positions	385,452,357

Other Compensation Common to All
Personnel Economic Relief Allowance	23,600,376
Representation Allowance	87,822
Transportation Allowance	85,278
Clothing and Uniform Allowance	6,883,450
Honoraria	482,772
Mid-Year Bonus - Civilian	31,288,173
Year End Bonus	31,288,173
Cash Gift	4,916,750
Productivity Enhancement Incentive	4,916,750
Step Increment	938,808

Total Other Compensation Common to All	104,488,352

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	627,347
Special Hardship Allowance	4,073,528
Lump-sum for Filling of Positions - Civilian	28,102,009
Other Personnel Benefits	954,810

Total Other Compensation for Specific Groups	33,757,694

DECEMBER 30, 2024	OFFICIAL GAZETTE	387
DEPARTMENT OF EDUCATION

Other Benefits
PAG-IBIG Contributions	2,360,013
PhilHealth Contributions	9,384,027
Employees Compensation Insurance Premiums	1,179,933
Loyalty Award - Civilian	876,385
Terminal Leave	585,765

Total Other Benefits	14,386,123

Non-Permanent Positions	6,100,294

Total Personnel Services	544,184,820

Maintenance and Other Operating Expenses
Travelling Expenses	3,288,898
Training and Scholarship Expenses	10,263,025
Supplies and Materials Expenses	59,610,317
Utility Expenses	5,825,525
Communication Expenses	3,505,912
Awards/Rewards and Prizes	48,907
Survey, Research, Exploration and Development Expenses	88,360
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	7,943
Professional Services	1,905,785
General Services	1,819,994
Repairs and Maintenance	4,192,841
Financial Assistance/Subsidy	61,190,893
Taxes, Insurance Premiums and Other Fees	410,072
Labor and Wages	401,593
Other Maintenance and Operating Expenses
Advertising Expenses	6,126
Printing and Publication Expenses	477,959
Representation Expenses	178,061
Transportation and Delivery Expenses	124,442
Rent/Lease Expenses	19,394
Membership Dues and Contributions to Organizations	675
Subscription Expenses	639,928
Bank Transaction Fee	1,379
Other Maintenance and Operating Expenses	2,072,103

Total Maintenance and Other Operating Expenses	156,080,132

Total Current Operating Expenditures	700,264,952

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	65,000
Buildings and Other Structures	33,674,765
Machinery and Equipment Outlay	183,077

Total Capital Outlays	33,922,842

TOTAL NEW APPROPRIATIONS	734,187,794

388	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	418,980,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	15,023,000	₱	21,101,000	₱	2,522,000	₱	38,646,000
Operations				380,334,000				380,334,000

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				380,334,000				380,334,000

TOTAL NEW APPROPRIATIONS	₱	15,023,000	₱	401,435,000	₱	2,522,000	₱	418,980,000

Special Provision(s)

1. Establishment of Child Development Centers in Low-Income Municipalities. The amount of Twenty Four Million Pesos (₱24,000,000) appropriated herein under the Establishment of National Child Development Centers shall be allocated for the establishment of at least eight (8) new Child Development Centers (CDCs) in priority barangays in fifth (5th) class municipalities, as defined under R.A. No. 11964 (Automatic Income Classification of Local Government Units Act), with no day care center or CDC. The said amount shall be used solely to provide financial assistance to local government units for the construction of CDCs and the procurement of other program inputs such as furniture, equipment, and other educational materials of the CDC.

2. Reporting and Posting Requirements. The Early Childhood Care and Development Council (ECCDC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) ECCDC’s website.

The ECCDC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,023,000	₱	21,101,000	₱	2,522,000	₱	38,646,000

Sub-total, General Administration and Support		15,023,000		21,101,000		2,522,000		38,646,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	389
DEPARTMENT OF EDUCATION

Operations
EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				380,334,000				380,334,000

Development of Policies, Standards and Guidelines				5,311,000				5,311,000
Capacity-Building and Institutional Development of Intermediaries and Other Partners				61,077,000				61,077,000
Accreditation of ECCD Service Providers				12,958,000				12,958,000
Establishment of National Child Development Centers				300,988,000				300,988,000

Sub-total, Operations				380,334,000				380,334,000

TOTAL NEW APPROPRIATIONS	₱	15,023,000	₱	401,435,000	₱	2,522,000	₱	418,980,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,270

Total Permanent Positions	2,270

Other Compensation Common to All
Personnel Economic Relief Allowance	24
Representation Allowance	150
Clothing and Uniform Allowance	7
Mid-Year Bonus - Civilian	189
Year End Bonus	189
Cash Gift	5
Productivity Enhancement Incentive	5
Step Increment	6

Total Other Compensation Common to All	575

Other Benefits
PAG-IBIG Contributions	2
PhilHealth Contributions	30
Employees Compensation Insurance Premiums	1

Total Other Benefits	33

Non-Permanent Positions	12,145

Total Personnel Services	15,023

390	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	8,882
Training and Scholarship Expenses	71,089
Supplies and Materials Expenses	3,463
Utility Expenses	905
Communication Expenses	1,209
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	22,461
Repairs and Maintenance	750
Financial Assistance/Subsidy	285,000
Taxes, Insurance Premiums and Other Fees	140
Other Maintenance and Operating Expenses
Printing and Publication Expenses	262
Transportation and Delivery Expenses	1,280
Rent/Lease Expenses	3,242
Subscription Expenses	396
Other Maintenance and Operating Expenses	2,158

Total Maintenance and Other Operating Expenses	401,435

Total Current Operating Expenditures	416,458

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,522

Total Capital Outlays	2,522

TOTAL NEW APPROPRIATIONS	418,980

C. NATIONAL ACADEMY OF SPORTS

For general administration and support, and operations, as indicated hereunder	₱	303,396,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	34,224,000	₱	73,493,000	₱	3,500,000	₱	111,217,000
Operations				173,527,000		18,652,000		192,179,000

SPORTS-INTEGRATED SECONDARY EDUCATION PROGRAM				173,527,000		18,652,000		192,179,000

TOTAL NEW APPROPRIATIONS	₱	34,224,000	₱	247,020,000	₱	22,152,000	₱	303,396,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	391
DEPARTMENT OF EDUCATION

Special Provision(s)

1. Reporting and Posting Requirements. The National Academy of Sports (NAS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NAS’ website.

The NAS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,437,000	₱	73,493,000		₱3,500,000	₱	109,430,000
Administration of Personnel Benefits		1,787,000						1,787,000

Sub-total, General Administration and Support		34,224,000		73,493,000		3,500,000		111,217,000

Operations
SPORTS-INTEGRATED SECONDARY EDUCATION PROGRAM				173,527,000		18,652,000		192,179,000

Promotion, Development, and Implementation of Quality and Enhanced Sports-Integrated Secondary Education Program				173,527,000		18,652,000		192,179,000

Sub-total, Operations				173,527,000		18,652,000		192,179,000

TOTAL NEW APPROPRIATIONS	₱	34,224,000	₱	247,020,000	₱	22,152,000	₱	303,396,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	24,429

Total Permanent Positions	24,429

392	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	936
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	273
Mid-Year Bonus - Civilian	2,036
Year End Bonus	2,036
Cash Gift	195
Productivity Enhancement Incentive	195
Step Increment	61

Total Other Compensation Common to All	6,692

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civillian	1,787

Total Other Compensation for Specific Groups	1,787

Other Benefits
PAG-IBIG Contributions	94
PhilHealth Contributions	595
Employees Compensation Insurance Premiums	47

Total Other Benefits	736

Non-Permanent Positions	580

Total Personnel Services	34,224

Maintenance and Other Operating Expenses
Travelling Expenses	44,990
Training and Scholarship Expenses	42,023
Supplies and Materials Expenses	34,434
Utility Expenses	7,776
Communication Expenses	2,979
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	16,833
General Services	31,010
Repairs and Maintenance	4,429
Taxes, Insurance Premiums and Other Fees	13,337
Other Maintenance and Operating Expenses
Printing and Publication Expenses	245
Representation Expenses	5,168
Rent/Lease Expenses	39,830
Membership Dues and Contributions to Organizations	23
Other Maintenance and Operating Expenses	3,807

Total Maintenance and Other Operating Expenses	247,020

Total Current Operating Expenditures	281,244

DECEMBER 30, 2024	OFFICIAL GAZETTE	393
DEPARTMENT OF EDUCATION

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	18,652
Transportation Equipment Outlay	3,500

Total Capital Outlays	22,152

TOTAL NEW APPROPRIATIONS	303,396

D. NATIONAL BOOK DEVELOPMENT BOARD

For general administration and support, and operations, as indicated hereunder	₱	344,389,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	20,872,000	₱	35,881,000	₱	9,338,000	₱	66,091,000
Operations		24,403,000		253,895,000				278,298,000

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		24,403,000		253,895,000				278,298,000

TOTAL NEW APPROPRIATIONS	₱	45,275,000	₱	289,776,000	₱	9,338,000	₱	344,389,000

Special Provision(s)

1. Interest Income of the National Book Development Trust Fund. The interest income of the National Book Development Trust Fund shall be used as grant to Filipino authors, especially in science and technology and in subject areas with none or few local authors, which shall be allocated equitably among the regions in accordance with R.A. No. 9521. In no case shall any part of the seed capital, including earnings thereof, be used as overhead expenses for the administration of said Fund.

2. Reporting and Posting Requirements. The National Book Development Board (NBDB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NBDB’s website.

The NBDB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

394	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,872,000	₱	35,881,000	₱	9,338,000	₱	66,091,000

Sub-total, General Administration and Support		20,872,000		35,881,000		9,338,000		66,091,000

Operations
LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		24,403,000		253,895,000				278,298,000

Capacity Building and Trade Promotion Incentives		14,566,000		239,580,000				254,146,000
Administration of Awards, Grants, and Incentives		6,002,000		6,085,000				12,087,000
Policy Development, Research, Information System Management, and Information Campaign		3,835,000		8,230,000				12,065,000

Sub-total, Operations		24,403,000		253,895,000				278,298,000

TOTAL NEW APPROPRIATIONS	₱	45,275,000	₱	289,776,000	₱	9,338,000	₱	344,389,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	33,516

Total Permanent Positions	33,516

Other Compensation Common to All
Personnel Economic Relief Allowance	1,464
Representation Allowance	612
Transportation Allowance	612
Clothing and Uniform Allowance	427
Honoraria	1,128
Mid-Year Bonus - Civilian	2,793
Year End Bonus	2,793
Cash Gift	305
Productivity Enhancement Incentive	305
Step Increment	83

Total Other Compensation Common to All	10,522

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	168

Total Other Compensation for Specific Groups	168

DECEMBER 30, 2024	OFFICIAL GAZETTE	395
DEPARTMENT OF EDUCATION

Other Benefits
PAG-IBIG Contributions	146
PhilHealth Contributions	820
Employees Compensation Insurance Premiums	73
Loyalty Award - Civilian	30

Total Other Benefits	1,069

Total Personnel Services	45,275

Maintenance and Other Operating Expenses
Travelling Expenses	88,780
Training and Scholarship Expenses	7,480
Supplies and Materials Expenses	22,237
Utility Expenses	3,468
Communication Expenses	7,851
Awards/Rewards and Prizes	400
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	15,706
General Services	33,268
Repairs and Maintenance	1,790
Financial Assistance/Subsidy	21,599
Taxes, Insurance Premiums and Other Fees	413
Other Maintenance and Operating Expenses
Printing and Publication Expenses	5,509
Representation Expenses	6,829
Transportation and Delivery Expenses	1,289
Rent/Lease Expenses	68,637
Subscription Expenses	4,372
Bank Transaction Fee	12

Total Maintenance and Other Operating Expenses	289,776

Total Current Operating Expenditures	335,051

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	9,338

Total Capital Outlays	9,338

TOTAL NEW APPROPRIATIONS	344,389

E. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

For general administration and support, and operations, as indicated hereunder	₱	110,593,000

396	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	14,877,000	₱	23,575,000	₱	4,200,000	₱	42,652,000
Operations		5,566,000		62,375,000				67,941,000

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		5,566,000		62,375,000				67,941,000

TOTAL NEW APPROPRIATIONS	₱	20,443,000	₱	85,950,000	₱	4,200,000	₱	110,593,000

Special Provision(s)

1. Interest Income of the National Endowment Fund for Children’s Television. The interest income of the National Endowment Fund for Children’s Television shall be used as grant to qualified producers and organizations of proven track record in the production of high quality children’s television programs, with priority given to independent producers and organizations in accordance with Section 12 of R.A. No. 8370.

2. Reporting and Posting Requirements. The National Council for Children’s Television (NCCT) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NCCT’s website.

The NCCT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,877,000	₱	23,575,000	₱	4,200,000	₱	42,652,000

Sub-total, General Administration and Support		14,877,000		23,575,000		4,200,000		42,652,000

Operations
CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		5,566,000		62,375,000				67,941,000

Child-Friendly Television Development Services		5,566,000		62,375,000				67,941,000

Sub-total, Operations		5,566,000		62,375,000				67,941,000

TOTAL NEW APPROPRIATIONS	₱	20,443,000	₱	85,950,000	₱	4,200,000	₱	110,593,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	397
DEPARTMENT OF EDUCATION

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	9,562

Total Permanent Positions	9,562

Other Compensation Common to All
Personnel Economic Relief Allowance	408
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	119
Honoraria	516
Mid-Year Bonus - Civilian	796
Year End Bonus	796
Cash Gift	85
Productivity Enhancement Incentive	85
Step Increment	24

Total Other Compensation Common to All	3,069

Other Benefits
PAG-IBIG Contributions	41
PhilHealth Contributions	224
Employees Compensation Insurance Premiums	21

Total Other Benefits	286

Non-Permanent Positions	7,526

Total Personnel Services	20,443

Maintenance and Other Operating Expenses
Training and Scholarship Expenses	48,013
Supplies and Materials Expenses	3,603
Utility Expenses	4,234
Communication Expenses	817
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	7,505
Repairs and Maintenance	25
Taxes, Insurance Premiums and Other Fees	50
Other Maintenance and Operating Expenses
Representation Expenses	25
Transportation and Delivery Expenses	682
Rent/Lease Expenses	15,391
Subscription Expenses	5,394

398	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Maintenance and Operating Expenses	75

Total Maintenance and Other Operating Expenses	85,950

Total Current Operating Expenditures	106,393

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	4,200

Total Capital Outlays	4,200

TOTAL NEW APPROPRIATIONS	110,593

F. NATIONAL MUSEUM OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,569,015,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	52,795,000	₱	368,740,000	₱	56,162,000	₱	477,697,000
Support to Operations		2,181,000		756,000				2,937,000
Operations		166,189,000		169,896,000				336,085,000

MUSEUMS PROGRAM		166,189,000		169,896,000				336,085,000

Total, Regular Programs		221,165,000		539,392,000		56,162,000		816,719,000

B. PROJECT(S)
Locally-Funded Project(s)				13,052,000		739,244,000		752,296,000

Total, Project(s)				13,052,000		739,244,000		752,296,000

TOTAL NEW APPROPRIATIONS	₱	221,165,000	₱	552,444,000	₱	795,406,000	₱	1,569,015,000

Special Provision(s)

1. Use of Income. In addition to the amounts appropriated herein, the National Museum of the Philippines (NMP) is authorized to use its income sourced from all its operations nationwide and overseas to constitute the National Museum Income Fund to be expended for any purpose in benefit of the NMP in accordance with Section 19 of R.A. No. 11333.

2. Reporting and Posting Requirements. The NMP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

DECEMBER 30, 2024	OFFICIAL GAZETTE	399
DEPARTMENT OF EDUCATION

(a) URS or other electronic means for reports not covered by the URS; and

(b) NMP’s website.

The NMP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,795,000	₱	368,740,000	₱	56,162,000	₱	477,697,000

Sub-total, General Administration and Support		52,795,000		368,740,000		56,162,000		477,697,000

Support to Operations
Project Monitoring and Evaluation Services		2,181,000		756,000				2,937,000

Sub-total, Support to Operations		2,181,000		756,000				2,937,000

Operations
MUSEUMS PROGRAM		166,189,000		169,896,000				336,085,000

Management and Development of the National Collections and Related Knowledge Resources (Including Participation to International Meetings and Conferences)		143,205,000		102,720,000				245,925,000
Restoration, Preservation, Protection and Development of Cultural Property		22,984,000		67,176,000				90,160,000

Sub-total, Operations		166,189,000		169,896,000				336,085,000

Total, Regular Programs		221,165,000		539,392,000		56,162,000		816,719,000

PROJECT(S)
Locally-Funded Project(s)
Exhibitions and Fit-Out of Various National Museum of the Philippines - Central and Regional Sites				13,052,000		116,844,000		129,896,000

400	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Rehabilitation of Former United States Air Force (USAF) Hospital in Clark Freeport, Pampanga, and Conversion to National Museum of the Philippines Central Luzon, Phase II						380,000,000		380,000,000
Completion of Restoration of Our Lady of Caysasay Church and Associated Structures in Taal, Batangas City						15,000,000		15,000,000
Rehabilitation of National Museum of the Philippines Kabayan Burial Caves Site Museum and Satellite Office in Kabayan, Benguet, Phase II						15,000,000		15,000,000
Completion of the Development of the National Museum Complex in Manila						85,000,000		85,000,000
Continuation of the Development of NMP-General Aniceto Lacson Ancestral House in Talisay City, Negros Occidental						5,000,000		5,000,000
Rehabilitation of the Sewerage System of the National Museum of Fine Arts (Old Legislative Building)						2,400,000		2,400,000
Development of NMP-Kalibo, Aklan (Phase 1)						20,000,000		20,000,000
Development of NMP-Koronadal and Lake Sebu, South Cotabato (Phase 1)						10,000,000		10,000,000
Repair and Restoration of Boljoon Church Complex, Boljoon, Cebu and Development of NMP-Boljoon, Cebu (Phase 1)						30,000,000		30,000,000
Development of NMP-Paoay, Paoay, Ilocos Norte						60,000,000		60,000,000

Sub-total, Locally-Funded Project(s)				13,052,000		739,244,000		752,296,000

Total, Project(s)				13,052,000		739,244,000		752,296,000

TOTAL NEW APPROPRIATIONS	₱	221,165,000	₱	552,444,000	₱	795,406,000	₱	1,569,015,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	166,713

Total Permanent Positions	166,713

Other Compensation Common to All
Personnel Economic Relief Allowance	10,176
Representation Allowance	1,290
Transportation Allowance	1,290

DECEMBER 30, 2024	OFFICIAL GAZETTE	401
DEPARTMENT OF EDUCATION

Clothing and Uniform Allowance	2,968
Mid-Year Bonus - Civilian	13,893
Year End Bonus	13,893
Cash Gift	2,120
Productivity Enhancement Incentive	2,120
Step Increment	416

Total Other Compensation Common to All	48,166

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	36

Total Other Compensation for Specific Groups	36

Other Benefits
PAG-IBIG Contributions	1,018
PhilHealth Contributions	4,095
Employees Compensation Insurance Premiums	509
Loyalty Award - Civilian	295

Total Other Benefits	5,917

Non-Permanent Positions	333

Total Personnel Services	221,165

Maintenance and Other Operating Expenses
Travelling Expenses	42,208
Training and Scholarship Expenses	15,356
Supplies and Materials Expenses	20,322
Utility Expenses	140,907
Communication Expenses	3,894
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	498
Professional Services	500
General Services	205,815
Repairs and Maintenance	56,873
Taxes, Insurance Premiums and Other Fees	42,685
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,647
Representation Expenses	4,021
Transportation and Delivery Expenses	2,000
Other Maintenance and Operating Expenses	14,718

Total Maintenance and Other Operating Expenses	552,444

Total Current Operating Expenditures	773,609

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	739,244

402	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Machinery and Equipment Outlay	56,162

Total Capital Outlays	795,406

TOTAL NEW APPROPRIATIONS	1,569,015

G. PHILIPPINE HIGH SCHOOL FOR THE ARTS

For general administration and support, and operations, as indicated hereunder	₱	150,334,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	23,237,000	₱	39,809,000	₱	22,195,000	₱	85,241,000
Operations		14,825,000		46,008,000		4,260,000		65,093,000

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		14,825,000		46,008,000		4,260,000		65,093,000

TOTAL NEW APPROPRIATIONS	₱	38,062,000	₱	85,817,000	₱	26,455,000	₱	150,334,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine High School for the Arts (PHSA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PHSA’s website.

The PHSA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,083,000	₱	39,809,000	₱	22,195,000	₱	79,087,000
Administration of Personnel Benefits		6,154,000						6,154,000

Sub-total, General Administration and Support		23,237,000		39,809,000		22,195,000		85,241,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	403
DEPARTMENT OF EDUCATION

Operations
SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		14,825,000		46,008,000		4,260,000		65,093,000

Operation of Philippine High School for the Arts Including Outreach, Screening, Student Exchange Program with Other Countries and Production Activities		14,825,000		46,008,000		4,260,000		65,093,000

Sub-total, Operations		14,825,000		46,008,000		4,260,000		65,093,000

TOTAL NEW APPROPRIATIONS	₱	38,062,000	₱	85,817,000	₱	26,455,000	₱	150,334,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	24,337

Total Permanent Positions	24,337

Other Compensation Common to All
Personnel Economic Relief Allowance	1,176
Representation Allowance	234
Transportation Allowance	234
Clothing and Uniform Allowance	343
Honoraria	186
Mid-Year Bonus - Civilian	2,028
Year End Bonus	2,028
Cash Gift	245
Productivity Enhancement Incentive	245
Step Increment	61

Total Other Compensation Common to All	6,780

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	6,154

Total Other Compensation for Specific Groups	6,154

Other Benefits
PAG-IBIG Contributions	118
PhilHealth Contributions	584
Employees Compensation Insurance Premiums	59
Loyalty Award - Civilian	30

Total Other Benefits	791

Total Personnel Services	38,062

404	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	2,564
Training and Scholarship Expenses	4,646
Supplies and Materials Expenses	28,706
Utility Expenses	5,731
Communication Expenses	2,498
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	8,475
General Services	25,702
Repairs and Maintenance	3,545
Taxes, Insurance Premiums and Other Fees	1,175
Other Maintenance and Operating Expenses Advertising Expenses	5
Printing and Publication Expenses	620
Representation Expenses	110
Transportation and Delivery Expenses	5
Rent/Lease Expenses	1,691
Membership Dues and Contributions to Organizations	31
Subscription Expenses	122
Other Maintenance and Operating Expenses	55

Total Maintenance and Other Operating Expenses	85,817

Total Current Operating Expenditures	123,879

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	17,455
Transportation Equipment Outlay	9,000

Total Capital Outlays	26,455

TOTAL NEW APPROPRIATIONS	150,334

DECEMBER 30, 2024	OFFICIAL GAZETTE	405
DEPARTMENT OF EDUCATION

GENERAL SUMMARY

DEPARTMENT OF EDUCATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	544,184,820,000	₱	156,080,132,000	₱	33,922,842,000	₱	734,187,794,000
B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL		15,023,000		401,435,000		2,522,000		418,980,000
C. NATIONAL ACADEMY OF SPORTS		34,224,000		247,020,000		22,152,000		303,396,000
D. NATIONAL BOOK DEVELOPMENT BOARD		45,275,000		289,776,000		9,338,000		344,389,000
E. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION		20,443,000		85,950,000		4,200,000		110,593,000
F. NATIONAL MUSEUM OF THE PHILIPPINES		221,165,000		552,444,000		795,406,000		1,569,015,000
G. PHILIPPINE HIGH SCHOOL FOR THE ARTS		38,062,000		85,817,000		26,455,000		150,334,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF EDUCATION	₱	544,559,012,000	₱	157,742,574,000	₱	34,782,915,000	₱	737,084,501,000

406	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

VIII. STATE UNIVERSITIES AND COLLEGES

A. UNIVERSITY OF THE PHILIPPINES SYSTEM (THE NATIONAL UNIVERSITY)

A.1. UNIVERSITY OF THE PHILIPPINES SYSTEM

For general administration and support, support to operations, and operations, including locally-funded project(s), and the operation of the Philippine General Hospital, as indicated hereunder	₱	22,695,748,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,032,074,000	₱	523,553,000	₱		₱	2,555,627,000
Support to Operations		526,520,000		2,201,000				528,721,000
Operations		12,928,436,000		3,356,174,000		25,000,000		16,309,610,000

HIGHER EDUCATION PROGRAM		7,585,251,000		881,298,000		25,000,000		8,491,549,000
ADVANCED EDUCATION PROGRAM		1,590,154,000		84,812,000				1,674,966,000
RESEARCH PROGRAM		525,564,000		217,857,000				743,421,000
TECHNICAL ADVISORY EXTENSION PROGRAM		320,298,000		64,646,000				384,944,000
HOSPITAL SERVICES PROGRAM		2,907,169,000		2,107,561,000				5,014,730,000

Total, Regular Programs		15,487,030,000		3,881,928,000		25,000,000		19,393,958,000

B. PROJECT(S)
Locally-Funded Project(s)				2,895,261,000		406,529,000		3,301,790,000

Total, Project(s)				2,895,261,000		406,529,000		3,301,790,000

TOTAL NEW APPROPRIATIONS	₱	15,487,030,000	₱	6,777,189,000	₱	431,529,000	₱	22,695,748,000

Special Provision(s)

1. Legal Research Fund. The Legal Research Fund shall be used in support of the University of the Philippines Law Center sourced from one percent (1%) of the filing fees collected by courts as well as agencies or tribunals exercising quasi-judicial functions, in accordance with L.O.I No. 1182 dated December 16, 1981 and Section 4 of R.A. No. 3870, as amended by P.D. Nos. 200 and 1856.

Disbursements or expenditures by the UPS in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Funding for the Gurong Pahinungód Program. The amount of Four Million Three Hundred Three Thousand Pesos (P4,303,000) appropriated herein under the Technical Advisory Extension Program shall be used for the implementation of the Gurong Pahinungód Program by the Ugnayan ng Pahinungód as the University of the Philippines’ Institutional Volunteer Service Program.

3. Appropriations of the University of the Philippines System. The appropriations authorized herein for the UPS shall be released and disbursed in accordance with budgeting, accounting, and auditing rules and regulations.

DECEMBER 30, 2024	OFFICIAL GAZETTE	407
STATE UNIVERSITIES AND COLLEGES

4. Reporting and Posting Requirements. The UPS shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) UPS’ website.

The UPS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations.

The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,124,161,000	₱	523,553,000	₱		₱	1,647,714,000
Administration of Personnel Benefits		907,913,000						907,913,000

Sub-total, General Administration and Support		2,032,074,000		523,553,000				2,555,627,000

Support to Operations
Auxiliary Services		526,520,000		2,201,000				528,721,000

Sub-total, Support to Operations		526,520,000		2,201,000				528,721,000

Operations
HIGHER EDUCATION PROGRAM		7,585,251,000		881,298,000		25,000,000		8,491,549,000

Provision of Higher Education Services		7,585,251,000		881,298,000		25,000,000		8,491,549,000
ADVANCED EDUCATION PROGRAM		1,590,154,000		84,812,000				1,674,966,000

Provision of Advanced Education Services		1,590,154,000		84,812,000				1,674,966,000
RESEARCH PROGRAM		525,564,000		217,857,000				743,421,000

Conduct of Research Services		525,564,000		217,857,000				743,421,000
TECHNICAL ADVISORY EXTENSION PROGRAM		320,298,000		64,646,000				384,944,000

Provision of Extension Services		320,298,000		64,646,000				384,944,000
HOSPITAL SERVICES PROGRAM		2,907,169,000		2,107,561,000				5,014,730,000

Provision of Medical Services		2,907,169,000		2,107,561,000				5,014,730,000

Sub-total, Operations		12,928,436,000		3,356,174,000		25,000,000		16,309,610,000

Total, Regular Programs		15,487,030,000		3,881,928,000		25,000,000		19,393,958,000

408	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education	2,199,908,000		2,199,908,000
Funding Requirements for Davao City UP Mindanao Sports Complex	15,895,000		15,895,000
Restoration and Renovation of the Lara Hall, Ground and Second Floors, UP Manila		64,700,000	64,700,000
Construction of International Convention Center (ICC) - Phase III, UP Open University		72,829,000	72,829,000
Completion of Existing School of Management Building (Phases 1 & 2) - Remaining Works, UP Mindanao		10,000,000	10,000,000
Completion of UP Visayas Extension Building (Phase 2), Brgy. Nauring, Pandan, Antique		30,000,000	30,000,000
Provision for Medical Assistance for Indigent Patients, UP-PGH	549,833,000		549,833,000
Tulong Dunong Program	1,000,000		1,000,000
University of the Philippines’ Internet Television Network (TVUP)		20,000,000	20,000,000
UP Visayas Museum of Art and Cultural Heritage (UPMACH) and Lopez Museum and Library (LML) Collaboration Project, UP Visayas	5,000,000		5,000,000
Acquisition of Lot, UP Visayas, Pandan, Antique Campus		5,000,000	5,000,000
Research Initiatives, UP National Institutes for Health, UP Manila	5,000,000		5,000,000
Establishment of Governance Reform, Innovation, and Transformation Laboratories (GRIT Labs), UP NCPAG, UP Diliman	26,000,000	4,000,000	30,000,000
Construction of UP New Clark City, Phase 2, UP System		20,000,000	20,000,000
Roof Repair of Vidal Tan Hall (for Solar Panel Installation), UP System		10,000,000	10,000,000
Palihang Rogelio Sicat Workshop (18th Edition), UP Diliman	625,000		625,000
Operationalization of the UP College of Medicine Simulation Laboratory, UP Manila	5,000,000		5,000,000
Implementation of the National Vision Screening Program, UP Manila	10,000,000		10,000,000
Mentoring and Mental Health Program for the UP College of Medicine, UP Manila	5,000,000		5,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	409
STATE UNIVERSITIES AND COLLEGES

Completion of the Administrative Services Building, Phase 2, UP Visayas, Iloilo City Campus						15,000,000		15,000,000
Completion of Nanoscience and Technology Facility, Phase 3, UP Los Baños						20,000,000		20,000,000
Completion of Dormitory for Graduate Students, UP Los Baños						20,000,000		20,000,000
Rehabilitation/Completion of Dairy Production Building, Dairy Training Research Institute (DTRI), Phase 3, UP Los Baños						15,000,000		15,000,000
Construction of Sports Development Center, Phase 2, UP Cebu						20,000,000		20,000,000
Construction/Rehabilitation of Audio-Visual Room (AVR) 2, UP Cebu, South Road Properties (SRP) Campus						10,000,000		10,000,000
Renovation of the Gardens beside Malcolm Theater, UP College of Law						5,000,000		5,000,000
Purchase of Additional Equipment						5,000,000		5,000,000
Newborn Hearing Screening Reference Center, UP National Institute for Health, UP Manila				20,000,000				20,000,000
Computational Research Laboratory, Institute of Mathematics, UP Diliman				15,000,000				15,000,000
University of the Philippines - National College of Public Administration and Governance				37,000,000		60,000,000		97,000,000

Sub-total, Locally-Funded Project(s)				2,895,261,000		406,529,000		3,301,790,000

Total, Project(s)				2,895,261,000		406,529,000		3,301,790,000

TOTAL NEW APPROPRIATIONS	₱	15,487,030,000	₱	6,777,189,000	₱	431,529,000	₱	22,695,748,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	11,020,670

Total Permanent Positions	11,020,670

Other Compensation Common to All
Personnel Economic Relief Allowance	323,112
Representation Allowance	12,780

410	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Transportation Allowance	11,220
Clothing and Uniform Allowance	95,277
Honoraria	208,514
Mid-Year Bonus - Civilian	918,389
Year End Bonus	918,389
Cash Gift	68,055
Productivity Enhancement Incentive	68,055
Step Increment	27,551

Total Other Compensation Common to All	2,651,342

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	374,360
Magna Carta for Science & Technology Personnel	11,210
Lump-sum for Filling of Positions - Civilian	528,355

Total Other Compensation for Specific Groups	913,925

Other Benefits
PAG-IBIG Contributions	32,667
PhilHealth Contributions	215,119
Employees Compensation Insurance Premiums	16,333
Loyalty Award - Civilian	3,950
Terminal Leave	379,558

Total Other Benefits	647,627

Non-Permanent Positions	253,466

Total Personnel Services	15,487,030

Maintenance and Other Operating Expenses
Travelling Expenses	37,344
Training and Scholarship Expenses	180,289
Supplies and Materials Expenses	1,739,282
Utility Expenses	687,605
Communication Expenses	109,080
Awards/Rewards and Prizes	172,744
Survey, Research, Exploration and Development Expenses	52,100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,802
Professional Services	18,883
General Services	859,745
Repairs and Maintenance	167,161
Financial Assistance/Subsidy	2,200,908
Taxes, Insurance Premiums and Other Fees	43,852
Other Maintenance and Operating Expenses
Advertising Expenses	537
Printing and Publication Expenses	8,175
Representation Expenses	30,930
Transportation and Delivery Expenses	1,692
Rent/Lease Expenses	135,735
Membership Dues and Contributions to Organizations	2,891
Subscription Expenses	63,613

DECEMBER 30, 2024	OFFICIAL GAZETTE	411
STATE UNIVERSITIES AND COLLEGES

Bank Transaction Fee	98
Other Maintenance and Operating Expenses	261,723

Total Maintenance and Other Operating Expenses	6,777,189

Total Current Operating Expenditures	22,264,219

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	5,000
Buildings and Other Structures	312,529
Machinery and Equipment Outlay	99,000
Transportation Equipment Outlay	5,000
Furniture, Fixtures and Books Outlay	10,000

Total Capital Outlays	431,529

TOTAL NEW APPROPRIATIONS	22,695,748

A.2. PHILIPPINE ENERGY RESEARCH AND POLICY INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	67,465,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	12,127,000	₱	14,271,000	₱		₱	26,398,000
Operations		9,838,000		18,729,000		12,500,000		41,067,000

RESEARCH DEVELOPMENT AND POLICY UTILIZATION PROGRAM		4,919,000		11,861,000		12,500,000		29,280,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,919,000		6,868,000				11,787,000

TOTAL NEW APPROPRIATIONS	₱	21,965,000	₱	33,000,000	₱	12,500,000	₱	67,465,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Energy Research and Policy Institute (PERPI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PERPI’s website.

The PERPI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

412	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,127,000	₱	14,271,000	₱		₱	26,398,000

Sub-total, General Administration and Support		12,127,000		14,271,000				26,398,000

Operations
RESEARCH DEVELOPMENT AND POLICY UTILIZATION PROGRAM		4,919,000		11,861,000		12,500,000		29,280,000

Provision of Research Services and Policy Development		4,919,000		11,861,000		12,500,000		29,280,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,919,000		6,868,000				11,787,000

Provision of Extension Services		4,919,000		6,868,000				11,787,000

Sub-total, Operations		9,838,000		18,729,000		12,500,000		41,067,000

TOTAL NEW APPROPRIATIONS	₱	21,965,000	₱	33,000,000	₱	12,500,000	₱	67,465,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	16,675

Total Permanent Positions	16,675

Other Compensation Common to All
Personnel Economic Relief Allowance	648
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	189
Mid-Year Bonus - Civilian	1,390
Year End Bonus	1,390

DECEMBER 30, 2024	OFFICIAL GAZETTE	413
STATE UNIVERSITIES AND COLLEGES

Cash Gift	135
Productivity Enhancement Incentive	135

Total Other Compensation Common to All	4,787

Other Benefits
PAG-IBIG Contributions	64
PhilHealth Contributions	394
Employees Compensation Insurance Premiums	32

Total Other Benefits	490

Non-Permanent Positions	13

Total Personnel Services	21,965

Maintenance and Other Operating Expenses
Travelling Expenses	3,560
Training and Scholarship Expenses	5,346
Supplies and Materials Expenses	2,251
Utility Expenses	800
Communication Expenses	1,494
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	45
Professional Services	8,345
Repairs and Maintenance	2,517
Taxes, Insurance Premiums and Other Fees	330
Labor and Wages	2,982
Other Maintenance and Operating Expenses
Advertising Expenses	213
Printing and Publication Expenses	588
Rent/Lease Expenses	2,227
Membership Dues and Contributions to Organizations	143
Other Maintenance and Operating Expenses	2,159

Total Maintenance and Other Operating Expenses	33,000

Total Current Operating Expenditures	54,965

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500

Total Capital Outlays	12,500

TOTAL NEW APPROPRIATIONS	67,465

414	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. NATIONAL CAPITAL REGION

B.1. EULOGIO “AMANG” RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	461,432,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	101,212,000	₱	48,189,000	₱		₱	149,401,000
Support to Operations		8,944,000		606,000				9,550,000
Operations		151,913,000		5,401,000		5,000,000		162,314,000

HIGHER EDUCATION PROGRAM		138,682,000		3,255,000		5,000,000		146,937,000
ADVANCED EDUCATION PROGRAM		1,928,000		230,000				2,158,000
RESEARCH PROGRAM		1,026,000		883,000				1,909,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,277,000		1,033,000				11,310,000

Total, Regular Programs		262,069,000		54,196,000		5,000,000		321,265,000

B. PROJECT(S)
Locally-Funded Project(s)				140,167,000				140,167,000

Total, Project(s)				140,167,000				140,167,000

TOTAL NEW APPROPRIATIONS	₱	262,069,000	₱	194,363,000	₱	5,000,000	₱	461,432,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,532,000	₱	48,189,000	₱	₱	78,721,000
Administration of Personnel Benefits		70,680,000					70,680,000

Sub-total, General Administration and Support		101,212,000		48,189,000			149,401,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	415
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		8,944,000		606,000				9,550,000

Sub-total, Support to Operations		8,944,000		606,000				9,550,000

Operations
HIGHER EDUCATION PROGRAM		138,682,000		3,255,000		5,000,000		146,937,000

Provision of Higher Education Services		138,682,000		3,255,000		5,000,000		146,937,000
ADVANCED EDUCATION PROGRAM		1,928,000		230,000				2,158,000

Provision of Advanced Education Services		1,928,000		230,000				2,158,000
RESEARCH PROGRAM		1,026,000		883,000				1,909,000

Conduct of Research Services		1,026,000		883,000				1,909,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,277,000		1,033,000				11,310,000

Provision of Extension Services		10,277,000		1,033,000				11,310,000

Sub-total, Operations		151,913,000		5,401,000		5,000,000		162,314,000

Total, Regular Programs		262,069,000		54,196,000		5,000,000		321,265,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				139,167,000				139,167,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				140,167,000				140,167,000

Total, Project(s)				140,167,000				140,167,000

TOTAL NEW APPROPRIATIONS	₱	262,069,000	₱	194,363,000	₱	5,000,000	₱	461,432,000

416	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	143,580

Total Permanent Positions	143,580

Other Compensation Common to All
Personnel Economic Relief Allowance	7,488
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	2,184
Honoraria	2,008
Mid-Year Bonus - Civilian	11,964
Year End Bonus	11,964
Cash Gift	1,560
Productivity Enhancement Incentive	1,560
Step Increment	359

Total Other Compensation Common to All	39,663

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	60
Lump-sum for Filling of Positions - Civilian	65,529
Anniversary Bonus - Civilian	1,262

Total Other Compensation for Specific Groups	66,851

Other Benefits
PAG-IBIG Contributions	748
PhilHealth Contributions	3,580
Employees Compensation Insurance Premiums	374
Loyalty Award - Civilian	275
Terminal Leave	5,151

Total Other Benefits	10,128

Non-Permanent Positions	1,847

Total Personnel Services	262,069

Maintenance and Other Operating Expenses
Travelling Expenses	654
Training and Scholarship Expenses	1,361
Supplies and Materials Expenses	8,127
Utility Expenses	21,935
Communication Expenses	1,108
Awards/Rewards and Prizes	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	545
General Services	18,866
Repairs and Maintenance	155

DECEMBER 30, 2024	OFFICIAL GAZETTE	417
STATE UNIVERSITIES AND COLLEGES

Financial Assistance/Subsidy	140,167
Taxes, Insurance Premiums and Other Fees	475
Other Maintenance and Operating Expenses
Printing and Publication Expenses	77
Representation Expenses	307
Transportation and Delivery Expenses	50
Membership Dues and Contributions to Organizations	200
Subscription Expenses	100

Total Maintenance and Other Operating Expenses	194,363

Total Current Operating Expenditures	456,432

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,000

Total Capital Outlays	5,000

TOTAL NEW APPROPRIATIONS	461,432

B.2. MARIKINA POLYTECHNIC COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	256,192,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	54,054,000	₱	14,730,000	₱		₱	68,784,000
Operations		95,773,000		22,478,000		5,000,000		123,251,000

HIGHER EDUCATION PROGRAM		95,773,000		22,478,000		5,000,000		123,251,000

Total, Regular Programs		149,827,000		37,208,000		5,000,000		192,035,000

B. PROJECT(S)
Locally-Funded Project(s)				64,157,000				64,157,000

Total, Project(s)				64,157,000				64,157,000

TOTAL NEW APPROPRIATIONS	₱	149,827,000	₱	101,365,000	₱	5,000,000	₱	256,192,000

418	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,671,000	₱	14,730,000	₱		₱	38,401,000
Administration of Personnel Benefits		30,383,000						30,383,000

Sub-total, General Administration and Support		54,054,000		14,730,000				68,784,000

Operations
HIGHER EDUCATION PROGRAM		95,773,000		22,478,000		5,000,000		123,251,000

Provision of Higher Education Services		95,773,000		22,478,000		5,000,000		123,251,000

Sub-total, Operations		95,773,000		22,478,000		5,000,000		123,251,000

Total, Regular Programs		149,827,000		37,208,000		5,000,000		192,035,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				63,157,000				63,157,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				64,157,000				64,157,000

Total, Project(s)				64,157,000				64,157,000

TOTAL NEW APPROPRIATIONS	₱	149,827,000	₱	101,365,000	₱	5,000,000	₱	256,192,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	90,158

Total Permanent Positions	90,158

DECEMBER 30, 2024	OFFICIAL GAZETTE	419
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	5,160
Representation Allowance	114
Transportation Allowance	114
Clothing and Uniform Allowance	1,505
Honoraria	742
Mid-Year Bonus - Civilian	7,514
Year End Bonus	7,514
Cash Gift	1,075
Productivity Enhancement Incentive	1,075
Step Increment	225

Total Other Compensation Common to All	25,038

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	78
Lump-sum for Filling of Positions - Civilian	30,278

Total Other Compensation for Specific Groups	30,356

Other Benefits
PAG-IBIG Contributions	516
PhilHealth Contributions	2,245
Employees Compensation Insurance Premiums	258
Loyalty Award - Civilian	300
Terminal Leave	105

Total Other Benefits	3,424

Non-Permanent Positions	851

Total Personnel Services	149,827

Maintenance and Other Operating Expenses
Travelling Expenses	1,200
Training and Scholarship Expenses	2,160
Supplies and Materials Expenses	4,817
Utility Expenses	13,394
Communication Expenses	2,300
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
General Services	5,121
Repairs and Maintenance	1,100
Financial Assistance/Subsidy	64,157
Taxes, Insurance Premiums and Other Fees	4,000
Labor and Wages	2,000

Total Maintenance and Other Operating Expenses	101,365

Total Current Operating Expenditures	251,192

420	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,000

Total Capital Outlays	5,000

TOTAL NEW APPROPRIATIONS	256,192

B.3. PHILIPPINE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,229,196,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	257,718,000	₱	145,713,000	₱	13,050,000	₱	416,481,000
Support to Operations		15,292,000		11,857,000				27,149,000
Operations		424,553,000		89,192,000		15,000,000		528,745,000

HIGHER EDUCATION PROGRAM		325,827,000		77,732,000		15,000,000		418,559,000
ADVANCED EDUCATION PROGRAM		54,256,000		5,203,000				59,459,000
RESEARCH PROGRAM		11,613,000		2,648,000				14,261,000
TECHNICAL ADVISORY EXTENSION PROGRAM		32,857,000		3,609,000				36,466,000

Total, Regular Programs		697,563,000		246,762,000		28,050,000		972,375,000

B. PROJECT(S)
Locally-Funded Project(s)				46,821,000		210,000,000		256,821,000

Total, Project(s)				46,821,000		210,000,000		256,821,000

TOTAL NEW APPROPRIATIONS	₱	697,563,000	₱	293,583,000	₱	238,050,000	₱	1,229,196,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	106,311,000	₱	145,713,000	₱	13,050,000	₱	265,074,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	421
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		151,407,000						151,407,000

Sub-total, General Administration and Support		257,718,000		145,713,000		13,050,000		416,481,000

Support to Operations
Auxiliary Services		15,292,000		11,857,000				27,149,000

Sub-total, Support to Operations		15,292,000		11,857,000				27,149,000

Operations
HIGHER EDUCATION PROGRAM		325,827,000		77,732,000		15,000,000		418,559,000

Provision of Higher Education Services		325,827,000		77,732,000		15,000,000		418,559,000
ADVANCED EDUCATION PROGRAM		54,256,000		5,203,000				59,459,000

Provision of Advanced Education Services		54,256,000		5,203,000				59,459,000
RESEARCH PROGRAM		11,613,000		2,648,000				14,261,000

Conduct of Research Services		11,613,000		2,648,000				14,261,000
TECHNICAL ADVISORY EXTENSION PROGRAM		32,857,000		3,609,000				36,466,000

Provision of Extension Services		32,857,000		3,609,000				36,466,000

Sub-total, Operations		424,553,000		89,192,000		15,000,000		528,745,000

Total, Regular Programs		697,563,000		246,762,000		28,050,000		972,375,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				42,821,000				42,821,000
Construction of the National Center for Teacher
Education (NCTE) Building (formerly the Philippine Normal University Convention Center and Training Center) - Phase 2						185,000,000		185,000,000
Completion of the Installation of Building						25,000,000		25,000,000
Management System
Tulong Dunong Program				4,000,000				4,000,000

Sub-total, Locally-Funded Project(s)				46,821,000		210,000,000		256,821,000

Total, Project(s)				46,821,000		210,000,000		256,821,000

TOTAL NEW APPROPRIATIONS	₱	697,563,000	₱	293,583,000	₱	238,050,000	₱	1,229,196,000

422	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	337,233

Total Permanent Positions	337,233

Other Compensation Common to All
Personnel Economic Relief Allowance	12,432
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,626
Honoraria	113,859
Mid-Year Bonus - Civilian	28,103
Year End Bonus	28,103
Cash Gift	2,590
Productivity Enhancement Incentive	2,590
Step Increment	842

Total Other Compensation Common to All	192,709

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,409
Lump-sum for Filling of Positions - Civilian	150,132

Total Other Compensation for Specific Groups	151,541

Other Benefits
PAG-IBIG Contributions	1,243
PhilHealth Contributions	7,846
Employees Compensation Insurance Premiums	620
Loyalty Award - Civilian	435
Terminal Leave	1,275

Total Other Benefits	11,419

Non-Permanent Positions	4,661

Total Personnel Services	697,563

Maintenance and Other Operating Expenses
Travelling Expenses	8,600
Training and Scholarship Expenses	21,175
Supplies and Materials Expenses	28,005
Utility Expenses	49,543

DECEMBER 30, 2024	OFFICIAL GAZETTE	423
STATE UNIVERSITIES AND COLLEGES

Communication Expenses	22,310
Awards/Rewards and Prizes	158
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	500
Professional Services	9,225
General Services	56,348
Repairs and Maintenance	9,780
Financial Assistance/Subsidy	46,821
Taxes, Insurance Premiums and Other Fees	5,045
Labor and Wages	9,325
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	350
Representation Expenses	1,000
Rent/Lease Expenses	2,165
Membership Dues and Contributions to Organizations	1,150
Subscription Expenses	21,833

Total Maintenance and Other Operating Expenses	293,583

Total Current Operating Expenditures	991,146

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	185,000
Machinery and Equipment Outlay	53,050

Total Capital Outlays	238,050

TOTAL NEW APPROPRIATIONS	1,229,196

B.4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	491,511,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	64,357,000	₱	40,207,000	₱		₱	104,564,000
Operations		113,741,000		10,883,000		48,000,000		172,624,000

HIGHER EDUCATION PROGRAM		113,741,000		10,883,000		48,000,000		172,624,000

Total, Regular Programs		178,098,000		51,090,000		48,000,000		277,188,000

424	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. PROJECT(S)
Locally-Funded Project(s)				214,323,000				214,323,000

Total, Project(s)				214,323,000				214,323,000

TOTAL NEW APPROPRIATIONS	₱	178,098,000	₱	265,413,000	₱	48,000,000	₱	491,511,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,812,000	₱	40,207,000	₱		₱	70,019,000
Administration of Personnel Benefits		34,545,000						34,545,000

Sub-total, General Administration and Support		64,357,000		40,207,000				104,564,000

Operations
HIGHER EDUCATION PROGRAM		113,741,000		10,883,000		48,000,000		172,624,000

Provision of Higher Education Services		113,741,000		10,883,000		48,000,000		172,624,000

Sub-total, Operations		113,741,000		10,883,000		48,000,000		172,624,000

Total, Regular Programs		178,098,000		51,090,000		48,000,000		277,188,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				213,323,000				213,323,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				214,323,000				214,323,000

Total, Project(s)				214,323,000				214,323,000

TOTAL NEW APPROPRIATIONS	₱	178,098,000	₱	265,413,000	₱	48,000,000	₱	491,511,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	425
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	109,502

Total Permanent Positions	109,502

Other Compensation Common to All
Personnel Economic Relief Allowance	5,664
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,652
Honoraria	1,720
Mid-Year Bonus - Civilian	9,125
Year End Bonus	9,125
Cash Gift	1,180
Productivity Enhancement Incentive	1,180
Step Increment	274

Total Other Compensation Common to All	30,292

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	40
Lump-sum for Filling of Positions - Civilian	30,337

Total Other Compensation for Specific Groups	30,377

Other Benefits
PAG-IBIG Contributions	566
PhilHealth Contributions	2,680
Employees Compensation Insurance Premiums	283
Loyalty Award - Civilian	190
Terminal Leave	4,208

Total Other Benefits	7,927

Total Personnel Services	178,098

Maintenance and Other Operating Expenses
Travelling Expenses	2,070
Training and Scholarship Expenses	1,250
Supplies and Materials Expenses	4,050
Utility Expenses	10,500
Communication Expenses	940
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Professional Services	100
General Services	27,500
Repairs and Maintenance	2,500
Financial Assistance/Subsidy	214,323
Taxes, Insurance Premiums and Other Fees	600

426	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Maintenance and Operating Expenses
Representation Expenses	754
Rent/Lease Expenses	710

Total Maintenance and Other Operating Expenses	265,413

Total Current Operating Expenditures	443,511

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	48,000

Total Capital Outlays	48,000

TOTAL NEW APPROPRIATIONS	491,511

B.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	3,425,804,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	453,153,000	₱	258,693,000	₱	91,153,000	₱	802,999,000
Support to Operations		65,413,000		3,301,000				68,714,000
Operations		912,705,000		164,273,000		266,188,000		1,343,166,000

HIGHER EDUCATION PROGRAM		856,884,000		154,338,000		266,188,000		1,277,410,000
ADVANCED EDUCATION PROGRAM		22,683,000		5,165,000				27,848,000
RESEARCH PROGRAM		16,651,000		3,094,000				19,745,000
TECHNICAL ADVISORY EXTENSION PROGRAM		16,487,000		1,676,000				18,163,000

Total, Regular Programs		1,431,271,000		426,267,000		357,341,000		2,214,879,000

B. PROJECT(S)
Locally-Funded Project(s)				1,104,925,000		106,000,000		1,210,925,000

Total, Project(s)				1,104,925,000		106,000,000		1,210,925,000

TOTAL NEW APPROPRIATIONS	₱	1,431,271,000	₱	1,531,192,000	₱	463,341,000	₱	3,425,804,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	427
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱317,384,000	₱258,693,000	₱91,153,000	₱667,230,000
Administration of Personnel Benefits	135,769,000			135,769,000

Sub-total, General Administration and Support	453,153,000	258,693,000	91,153,000	802,999,000

Support to Operations
Auxiliary Services	65,413,000	3,301,000		68,714,000

Sub-total, Support to Operations	65,413,000	3,301,000		68,714,000

Operations
HIGHER EDUCATION PROGRAM	856,884,000	154,338,000	266,188,000	1,277,410,000

Provision of Higher Education Services	856,884,000	154,338,000	266,188,000	1,277,410,000
ADVANCED EDUCATION PROGRAM	22,683,000	5,165,000		27,848,000

Provision of Advanced Education Services	22,683,000	5,165,000		27,848,000
RESEARCH PROGRAM	16,651,000	3,094,000		19,745,000

Conduct of Research Services	16,651,000	3,094,000		19,745,000
TECHNICAL ADVISORY EXTENSION PROGRAM	16,487,000	1,676,000		18,163,000

Provision of Extension Services	16,487,000	1,676,000		18,163,000

Sub-total, Operations	912,705,000	164,273,000	266,188,000	1,343,166,000

Total, Regular Programs	1,431,271,000	426,267,000	357,341,000	2,214,879,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		1,070,290,000		1,070,290,000
Operational Requirements of PUP Santa Rosa Campus, Santa Rosa, Laguna		30,635,000		30,635,000
Construction of Dormitory, Phase 2 (Taguig Campus)			10,000,000	10,000,000

428	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Construction of Four-Storey Academic
Building, Phase 2 (Taguig Campus)			30,000,000	30,000,000
Construction of Racket Sports Facilities (Taguig Campus)			10,000,000	10,000,000
Purchase of Vehicles for PUP Extension Office, Main Campus			6,000,000	6,000,000
Construction of PUP Gymnasium - Polytechnic University of the Philippines, Sto. Tomas, Batangas Campus			50,000,000	50,000,000
Tulong Dunong Program		4,000,000		4,000,000

Sub-total, Locally-Funded Project(s)		1,104,925,000	106,000,000	1,210,925,000

Total, Project(s)		1,104,925,000	106,000,000	1,210,925,000

TOTAL NEW APPROPRIATIONS	₱ 1,431,271,000	₱ 1,531,192,000	₱ 463,341,000	₱ 3,425,804,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	936,908

Total Permanent Positions	936,908

Other Compensation Common to All
Personnel Economic Relief Allowance	41,472
Representation Allowance	768
Transportation Allowance	768
Clothing and Uniform Allowance	12,096
Honoraria	74,300
Mid-Year Bonus - Civilian	78,076
Year End Bonus	78,076
Cash Gift	8,640
Productivity Enhancement Incentive	8,640
Step Increment	2,342

Total Other Compensation Common to All	305,178

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	480
Lump-sum for Filling of Positions - Civilian	109,350

Total Other Compensation for Specific Groups	109,830

DECEMBER 30, 2024	OFFICIAL GAZETTE	429
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	4,147
PhilHealth Contributions	22,003
Employees Compensation Insurance Premiums	2,074
Loyalty Award - Civilian	1,045
Terminal Leave	26,419

Total Other Benefits	55,688

Non-Permanent Positions	23,667

Total Personnel Services	1,431,271

Maintenance and Other Operating Expenses
Travelling Expenses	9,412
Training and Scholarship Expenses	11,602
Supplies and Materials Expenses	74,921
Utility Expenses	121,876
Communication Expenses	7,249
Awards/Rewards and Prizes	293
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	20,823
General Services	59,754
Repairs and Maintenance	8,445
Financial Assistance/Subsidy	1,074,290
Taxes, Insurance Premiums and Other Fees	8,170
Labor and Wages	830
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	705
Representation Expenses	3,281
Transportation and Delivery Expenses	542
Rent/Lease Expenses	650
Membership Dues and Contributions to Organizations	262
Subscription Expenses	124,341
Other Maintenance and Operating Expenses	3,493

Total Maintenance and Other Operating Expenses	1,531,192

Total Current Operating Expenditures	2,962,463

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	80,000
Buildings and Other Structures	100,000
Machinery and Equipment Outlay	277,341
Transportation Equipment Outlay	6,000

Total Capital Outlays	463,341

TOTAL NEW APPROPRIATIONS	3,425,804

430	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B.6. RIZAL TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	908,894,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	156,365,000	₱	106,068,000	₱		₱	262,433,000
Support to Operations		7,717,000		715,000				8,432,000
Operations		270,857,000		13,243,000		10,000,000		294,100,000

HIGHER EDUCATION PROGRAM		247,636,000		12,120,000		10,000,000		269,756,000
ADVANCED EDUCATION PROGRAM		6,165,000		222,000				6,387,000
RESEARCH PROGRAM		8,865,000		467,000				9,332,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,191,000		434,000				8,625,000

Total, Regular Programs		434,939,000		120,026,000		10,000,000		564,965,000

B. PROJECT(S)
Locally-Funded Project(s)				331,429,000		12,500,000		343,929,000

Total, Project(s)				331,429,000		12,500,000		343,929,000

TOTAL NEW APPROPRIATIONS	₱	434,939,000	₱	451,455,000	₱	22,500,000	₱	908,894,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,268,000	₱	106,068,000	₱	₱	135,336,000
Administration of Personnel Benefits		127,097,000					127,097,000

Sub-total, General Administration and Support		156,365,000		106,068,000			262,433,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	431
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		7,717,000		715,000				8,432,000

Sub-total, Support to Operations		7,717,000		715,000				8,432,000

Operations
HIGHER EDUCATION PROGRAM		247,636,000		12,120,000		10,000,000		269,756,000

Provision of Higher Education Services		247,636,000		12,120,000		10,000,000		269,756,000
ADVANCED EDUCATION PROGRAM		6,165,000		222,000				6,387,000

Provision of Advanced Education Services		6,165,000		222,000				6,387,000
RESEARCH PROGRAM		8,865,000		467,000				9,332,000

Conduct of Research Services		8,865,000		467,000				9,332,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,191,000		434,000				8,625,000

Provision of Extension Services		8,191,000		434,000				8,625,000

Sub-total, Operations		270,857,000		13,243,000		10,000,000		294,100,000

Total, Regular Programs		434,939,000		120,026,000		10,000,000		564,965,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				330,429,000				330,429,000
Construction of Student Dormitory Building						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				331,429,000		12,500,000		343,929,000

Total, Project(s)				331,429,000		12,500,000		343,929,000

TOTAL NEW APPROPRIATIONS	₱	434,939,000	₱	451,455,000	₱	22,500,000	₱	908,894,000

432	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	230,528

Total Permanent Positions	230,528

Other Compensation Common to All
Personnel Economic Relief Allowance	11,160
Representation Allowance	438
Transportation Allowance	300
Clothing and Uniform Allowance	3,255
Honoraria	7,692
Mid-Year Bonus - Civilian	19,210
Year End Bonus	19,210
Cash Gift	2,325
Productivity Enhancement Incentive	2,325
Step Increment	576

Total Other Compensation Common to All	66,491

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	440
Lump-sum for Filling of Positions - Civilian	123,127

Total Other Compensation for Specific Groups	123,567

Other Benefits
PAG-IBIG Contributions	1,115
PhilHealth Contributions	5,625
Employees Compensation Insurance Premiums	557
Loyalty Award - Civilian	230
Terminal Leave	3,970

Total Other Benefits	11,497

Non-Permanent Positions	2,856

Total Personnel Services	434,939

Maintenance and Other Operating Expenses
Travelling Expenses	2,160
Training and Scholarship Expenses	2,500
Supplies and Materials Expenses	11,394
Utility Expenses	31,374
Communication Expenses	1,930
Awards/Rewards and Prizes	120
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	175
Professional Services	9,615
General Services	30,450
Repairs and Maintenance	650
Financial Assistance/Subsidy	331,429
Taxes, Insurance Premiums and Other Fees	2,600

DECEMBER 30, 2024	OFFICIAL GAZETTE	433
STATE UNIVERSITIES AND COLLEGES

Labor and Wages	78
Other Maintenance and Operating Expenses
Representation Expenses	1,300
Rent/Lease Expenses	500
Membership Dues and Contributions to Organizations	175
Donations	5
Other Maintenance and Operating Expenses	25,000

Total Maintenance and Other Operating Expenses	451,455

Total Current Operating Expenditures	886,394

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	10,000

Total Capital Outlays	22,500

TOTAL NEW APPROPRIATIONS	908,894

B.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,406,142,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	294,387,000	₱	60,901,000	₱		₱	355,288,000
Support to Operations		24,879,000		3,650,000				28,529,000
Operations		477,391,000		53,471,000		15,000,000		545,862,000

HIGHER EDUCATION PROGRAM		430,496,000		46,366,000		15,000,000		491,862,000
ADVANCED EDUCATION PROGRAM		7,912,000		1,147,000				9,059,000
RESEARCH PROGRAM		30,969,000		4,157,000				35,126,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,014,000		1,801,000				9,815,000

Total, Regular Programs		796,657,000		118,022,000		15,000,000		929,679,000

434	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. PROJECT(S)
Locally-Funded Project(s)				466,463,000		10,000,000		476,463,000

Total, Project(s)				466,463,000		10,000,000		476,463,000

TOTAL NEW APPROPRIATIONS	₱	796,657,000	₱	584,485,000	₱	25,000,000	₱	1,406,142,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	84,058,000	₱	60,901,000	₱	₱	144,959,000

National Capital Region (NCR)		63,137,000		38,977,000			102,114,000

Technological University of the Philippines-Manila		51,323,000		33,631,000			84,954,000
Technological University of the Philippines-Taguig		11,814,000		5,346,000			17,160,000
Region IVA - CALABARZON		9,711,000		10,022,000			19,733,000

Technological University of the Philippines-Cavite		9,711,000		10,022,000			19,733,000
Region VI - Western Visayas		11,210,000		11,902,000			23,112,000

Technological University of the Philippines-Visayas		11,210,000		11,902,000			23,112,000
Administration of Personnel Benefits		210,329,000					210,329,000

National Capital Region (NCR)		165,878,000					165,878,000

Technological University of the Philippines-Manila		141,965,000					141,965,000
Technological University of the Philippines-Taguig		23,913,000					23,913,000
Region IVA - CALABARZON		24,314,000					24,314,000

Technological University of the Philippines-Cavite		24,314,000					24,314,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	435
STATE UNIVERSITIES AND COLLEGES

Region VI - Western Visayas	20,137,000			20,137,000

Technological University of the Philippines-Visayas	20,137,000			20,137,000

Sub-total, General Administration and Support	294,387,000	60,901,000		355,288,000

Support to Operations
Auxiliary Services	24,879,000	3,650,000		28,529,000

National Capital Region (NCR)	19,711,000	1,952,000		21,663,000

Technological University of the Philippines-Manila	12,114,000	1,638,000		13,752,000
Technological University of the Philippines-Taguig	7,597,000	314,000		7,911,000
Region IVA - CALABARZON		269,000		269,000

Technological University of the Philippines-Cavite		269,000		269,000
Region VI - Western Visayas	5,168,000	1,429,000		6,597,000

Technological University of the Philippines-Visayas	5,168,000	1,429,000		6,597,000

Sub-total, Support to Operations	24,879,000	3,650,000		28,529,000

Operations
HIGHER EDUCATION PROGRAM	430,496,000	46,366,000	15,000,000	491,862,000

Provision of Higher Education Services	430,496,000	46,366,000	15,000,000	491,862,000

National Capital Region (NCR)	324,927,000	32,462,000	12,000,000	369,389,000

Technological University of the Philippines-Manila	265,432,000	19,064,000	9,000,000	293,496,000
Technological University of the Philippines-Taguig	59,495,000	13,398,000	3,000,000	75,893,000
Region IVA - CALABARZON	45,082,000	4,247,000	3,000,000	52,329,000

Technological University of the Philippines-Cavite	45,082,000	4,247,000	3,000,000	52,329,000
Region VI - Western Visayas	60,487,000	9,657,000		70,144,000

Technological University of the Philippines-Visayas	60,487,000	9,657,000		70,144,000

436	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

ADVANCED EDUCATION PROGRAM	7,912,000	1,147,000		9,059,000

Provision of Advanced Education Services	7,912,000	1,147,000		9,059,000

National Capital Region (NCR)	7,912,000	1,147,000		9,059,000

Technological University of the Philippines-Manila	7,912,000	1,147,000		9,059,000
RESEARCH PROGRAM	30,969,000	4,157,000		35,126,000

Conduct of Research Services	30,969,000	4,157,000		35,126,000

National Capital Region (NCR)	23,291,000	2,260,000		25,551,000

Technological University of the Philippines-Manila	19,807,000	1,726,000		21,533,000
Technological University of the Philippines-Taguig	3,484,000	534,000		4,018,000
Region IVA - CALABARZON		367,000		367,000

Technological University of the Philippines-Cavite		367,000		367,000
Region VI - Western Visayas	7,678,000	1,530,000		9,208,000

Technological University of the Philippines-Visayas	7,678,000	1,530,000		9,208,000
TECHNICAL ADVISORY EXTENSION PROGRAM	8,014,000	1,801,000		9,815,000

Provision of Extension Services	8,014,000	1,801,000		9,815,000

National Capital Region (NCR)	1,754,000	772,000		2,526,000

Technological University of the Philippines-Manila	1,754,000	772,000		2,526,000
Region IVA - CALABARZON		222,000		222,000

Technological University of the Philippines-Cavite		222,000		222,000
Region VI - Western Visayas	6,260,000	807,000		7,067,000

Technological University of the Philippines-Visayas	6,260,000	807,000		7,067,000

Sub-total, Operations	477,391,000	53,471,000	15,000,000	545,862,000

Total, Regular Programs	796,657,000	118,022,000	15,000,000	929,679,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	437
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				465,463,000				465,463,000

National Capital Region (NCR)				465,463,000				465,463,000

Technological University of the Philippines-Manila				465,463,000				465,463,000
Repair/Rehabilitation of Engineering and Science Education Programs (ESEP) Building at Technological University of the Philippines - Manila						10,000,000		10,000,000

National Capital Region (NCR)						10,000,000		10,000,000

Technological University of the Philippines-Manila						10,000,000		10,000,000
Tulong Dunong Program				1,000,000				1,000,000

National Capital Region (NCR)				1,000,000				1,000,000

Technological University of the Philippines-Manila				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				466,463,000		10,000,000		476,463,000

Total, Project(s)				466,463,000		10,000,000		476,463,000

TOTAL NEW APPROPRIATIONS	₱	796,657,000	₱	584,485,000	₱	25,000,000	₱	1,406,142,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	424,185

Total Permanent Positions	424,185

Other Compensation Common to All
Personnel Economic Relief Allowance	21,168
Representation Allowance	510
Transportation Allowance	510
Clothing and Uniform Allowance	6,174
Honoraria	30,293
Mid-Year Bonus - Civilian	35,349
Year End Bonus	35,349
Cash Gift	4,410

438	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Productivity Enhancement Incentive	4,410
Step Increment	1,062

Total Other Compensation Common to All	139,235

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,578
Lump-sum for Filling of Positions - Civilian	203,913

Total Other Compensation for Specific Groups	205,491

Other Benefits
PAG-IBIG Contributions	2,118
PhilHealth Contributions	10,424
Employees Compensation Insurance Premiums	1,058
Loyalty Award - Civilian	675
Terminal Leave	6,416

Total Other Benefits	20,691

Non-Permanent Positions	7,055

Total Personnel Services	796,657

Maintenance and Other Operating Expenses
Travelling Expenses	8,821
Training and Scholarship Expenses	6,985
Supplies and Materials Expenses	21,464
Utility Expenses	23,470
Communication Expenses	2,503
Awards/Rewards and Prizes	311
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	853
Professional Services	1,001
General Services	43,218
Repairs and Maintenance	2,944
Financial Assistance/Subsidy	466,463
Taxes, Insurance Premiums and Other Fees	967
Other Maintenance and Operating Expenses
Representation Expenses	5,245
Rent/Lease Expenses	240

Total Maintenance and Other Operating Expenses	584,485

Total Current Operating Expenditures	1,381,142

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	1,406,142

DECEMBER 30, 2024	OFFICIAL GAZETTE	439
STATE UNIVERSITIES AND COLLEGES

C. REGION I - ILOCOS

C.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,489,150,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	502,487,000	₱	50,044,000	₱	5,000,000	₱	557,531,000
Support to Operations		40,949,000		9,047,000				49,996,000
Operations		503,184,000		64,311,000		15,000,000		582,495,000

HIGHER EDUCATION PROGRAM		444,875,000		55,038,000		15,000,000		514,913,000
ADVANCED EDUCATION PROGRAM				1,519,000				1,519,000
RESEARCH PROGRAM		36,209,000		5,123,000				41,332,000
TECHNICAL ADVISORY EXTENSION PROGRAM		22,100,000		2,631,000				24,731,000

Total, Regular Programs		1,046,620,000		123,402,000		20,000,000		1,190,022,000

B. PROJECT(S)
Locally-Funded Project(s)				229,128,000		70,000,000		299,128,000

Total, Project(s)				229,128,000		70,000,000		299,128,000

TOTAL NEW APPROPRIATIONS	₱	1,046,620,000	₱	352,530,000	₱	90,000,000	₱	1,489,150,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	113,324,000	₱	50,044,000	₱	5,000,000	₱	168,368,000
Administration of Personnel Benefits		389,163,000						389,163,000

Sub-total, General Administration and Support		502,487,000		50,044,000		5,000,000		557,531,000

440	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Auxiliary Services		40,949,000		9,047,000				49,996,000

Sub-total, Support to Operations		40,949,000		9,047,000				49,996,000

Operations
HIGHER EDUCATION PROGRAM		444,875,000		55,038,000		15,000,000		514,913,000

Provision of Higher Education Services		444,875,000		55,038,000		15,000,000		514,913,000
ADVANCED EDUCATION PROGRAM				1,519,000				1,519,000

Provision of Advanced Education Services				1,519,000				1,519,000
RESEARCH PROGRAM		36,209,000		5,123,000				41,332,000

Conduct of Research Services		36,209,000		5,123,000				41,332,000
TECHNICAL ADVISORY EXTENSION PROGRAM		22,100,000		2,631,000				24,731,000

Provision of Extension Services		22,100,000		2,631,000				24,731,000

Sub-total, Operations		503,184,000		64,311,000		15,000,000		582,495,000

Total, Regular Programs		1,046,620,000		123,402,000		20,000,000		1,190,022,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				228,128,000				228,128,000
Rehabilitation of Old Don Mariano Marcos Memorial State University Open University System Building						70,000,000		70,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				229,128,000		70,000,000		299,128,000

Total, Project(s)				229,128,000		70,000,000		299,128,000

TOTAL NEW APPROPRIATIONS	₱	1,046,620,000	₱	352,530,000	₱	90,000,000	₱	1,489,150,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	441
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	496,239

Total Permanent Positions	496,239

Other Compensation Common to All
Personnel Economic Relief Allowance	25,632
Representation Allowance	486
Transportation Allowance	486
Clothing and Uniform Allowance	7,476
Honoraria	8,289
Mid-Year Bonus - Civilian	41,355
Year End Bonus	41,355
Cash Gift	5,340
Productivity Enhancement Incentive	5,340
Step Increment	1,241

Total Other Compensation Common to All	137,000

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,906
Lump-sum for Filling of Positions - Civilian	386,178

Total Other Compensation for Specific Groups	388,084

Other Benefits
PAG-IBIG Contributions	2,563
PhilHealth Contributions	12,026
Employees Compensation Insurance Premiums	1,282
Loyalty Award - Civilian	640
Terminal Leave	2,985

Total Other Benefits	19,496

Non-Permanent Positions	5,801

Total Personnel Services	1,046,620

Maintenance and Other Operating Expenses
Travelling Expenses	4,587
Training and Scholarship Expenses	7,321
Supplies and Materials Expenses	25,482
Utility Expenses	25,165
Communication Expenses	15,378
Awards/Rewards and Prizes	914
Survey, Research, Exploration and Development Expenses	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	12,028
General Services	5,680
Repairs and Maintenance	12,594
Financial Assistance/Subsidy	229,128
Taxes, Insurance Premiums and Other Fees	4,187

442	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	1,498
Representation Expenses	5,720
Transportation and Delivery Expenses	1,000
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	1,210
Subscription Expenses	140

Total Maintenance and Other Operating Expenses	352,530

Total Current Operating Expenditures	1,399,150

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	70,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	5,000

Total Capital Outlays	90,000

TOTAL NEW APPROPRIATIONS	1,489,150

C.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	557,915,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	113,429,000	₱	21,165,000	₱		₱	134,594,000
Support to Operations		9,013,000		485,000				9,498,000
Operations		230,606,000		18,944,000		20,000,000		269,550,000

HIGHER EDUCATION PROGRAM		227,953,000		13,939,000		20,000,000		261,892,000
ADVANCED EDUCATION PROGRAM				2,227,000				2,227,000
RESEARCH PROGRAM		1,815,000		2,230,000				4,045,000
TECHNICAL ADVISORY EXTENSION PROGRAM		838,000		548,000				1,386,000

Total, Regular Programs		353,048,000		40,594,000		20,000,000		413,642,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	443
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				124,273,000		20,000,000		144,273,000

Total, Project(s)				124,273,000		20,000,000		144,273,000

TOTAL NEW APPROPRIATIONS	₱	353,048,000	₱	164,867,000	₱	40,000,000	₱	557,915,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,261,000	₱	21,165,000	₱		₱	73,426,000
Administration of Personnel Benefits		61,168,000						61,168,000

Sub-total, General Administration and Support		113,429,000		21,165,000				134,594,000

Support to Operations
Auxiliary Services		9,013,000		485,000				9,498,000

Sub-total, Support to Operations		9,013,000		485,000				9,498,000

Operations
HIGHER EDUCATION PROGRAM		227,953,000		13,939,000		20,000,000		261,892,000

Provision of Higher Education Services		227,953,000		13,939,000		20,000,000		261,892,000
ADVANCED EDUCATION PROGRAM				2,227,000				2,227,000

Provision of Advanced Education Services				2,227,000				2,227,000
RESEARCH PROGRAM		1,815,000		2,230,000				4,045,000

Conduct of Research Services		1,815,000		2,230,000				4,045,000
TECHNICAL ADVISORY EXTENSION PROGRAM		838,000		548,000				1,386,000

Provision of Extension Services		838,000		548,000				1,386,000

Sub-total, Operations		230,606,000		18,944,000		20,000,000		269,550,000

Total, Regular Programs		353,048,000		40,594,000		20,000,000		413,642,000

444	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				123,273,000				123,273,000
Repair and Renovation of Academic
Building (College of Teacher Education
Building) Phase IV - Sta. Maria Campus						20,000,000		20,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				124,273,000		20,000,000		144,273,000

Total, Project(s)				124,273,000		20,000,000		144,273,000

TOTAL NEW APPROPRIATIONS	₱	353,048,000	₱	164,867,000	₱	40,000,000	₱	557,915,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	220,648

Total Permanent Positions	220,648

Other Compensation Common to All
Personnel Economic Relief Allowance	11,328
Clothing and Uniform Allowance	3,304
Honoraria	2,623
Mid-Year Bonus - Civilian	18,387
Year End Bonus	18,387
Cash Gift	2,360
Productivity Enhancement Incentive	2,360
Step Increment	551

Total Other Compensation Common to All	59,300

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,318
Lump-sum for Filling of Positions - Civilian	57,712

Total Other Compensation for Specific Groups	59,030

Other Benefits
PAG-IBIG Contributions	1,134
PhilHealth Contributions	5,472

DECEMBER 30, 2024	OFFICIAL GAZETTE	445
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	566
Loyalty Award - Civilian	370
Terminal Leave	3,456

Total Other Benefits	10,998

Non-Permanent Positions	3,072

Total Personnel Services	353,048

Maintenance and Other Operating Expenses
Travelling Expenses	3,061
Training and Scholarship Expenses	785
Supplies and Materials Expenses	15,394
Utility Expenses	10,651
Communication Expenses	1,178
Awards/Rewards and Prizes	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	181
Professional Services	714
General Services	3,685
Repairs and Maintenance	1,954
Financial Assistance/Subsidy	124,273
Taxes, Insurance Premiums and Other Fees	1,240
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	80
Representation Expenses	896
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	150
Subscription Expenses	325

Total Maintenance and Other Operating Expenses	164,867

Total Current Operating Expenditures	517,915

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	19,340
Furniture, Fixtures and Books Outlay	660

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	557,915

446	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

C.3. MARIANO MARCOS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,051,743,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	322,117,000	₱	53,746,000	₱	10,000,000	₱	385,863,000
Support to Operations		22,576,000		8,863,000				31,439,000
Operations		395,405,000		77,387,000		20,000,000		492,792,000

HIGHER EDUCATION PROGRAM		347,796,000		49,106,000		20,000,000		416,902,000
ADVANCED EDUCATION PROGRAM		12,788,000		3,581,000				16,369,000
RESEARCH PROGRAM		27,787,000		18,723,000				46,510,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,034,000		5,977,000				13,011,000

Total, Regular Programs		740,098,000		139,996,000		30,000,000		910,094,000

B. PROJECT(S)
Locally-Funded Project(s)				101,649,000		40,000,000		141,649,000

Total, Project(s)				101,649,000		40,000,000		141,649,000

TOTAL NEW APPROPRIATIONS	₱	740,098,000	₱	241,645,000	₱	70,000,000	₱	1,051,743,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	118,442,000	₱	53,746,000	₱	10,000,000	₱	182,188,000
Administration of Personnel Benefits		203,675,000						203,675,000

Sub-total, General Administration and Support		322,117,000		53,746,000		10,000,000		385,863,000

Support to Operations
Auxiliary Services		22,576,000		8,863,000				31,439,000

Sub-total, Support to Operations		22,576,000		8,863,000				31,439,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	447
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		347,796,000		49,106,000		20,000,000		416,902,000

Provision of Higher Education Services		347,796,000		49,106,000		20,000,000		416,902,000
ADVANCED EDUCATION PROGRAM		12,788,000		3,581,000				16,369,000

Provision of Advanced Education Services		12,788,000		3,581,000				16,369,000
RESEARCH PROGRAM		27,787,000		18,723,000				46,510,000

Conduct of Research Services		27,787,000		13,540,000				41,327,000
Budget of National Bio-energy Research and Innovation Center				5,183,000				5,183,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,034,000		5,977,000				13,011,000

Provision of Extension Services		7,034,000		5,977,000				13,011,000

Sub-total, Operations		395,405,000		77,387,000		20,000,000		492,792,000

Total, Regular Programs		740,098,000		139,996,000		30,000,000		910,094,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				94,557,000				94,557,000
Establishment of the Veterinary Diagnostic Laboratory in Mariano Marcos State University				6,092,000				6,092,000
Establishment of the Veterinary Medicine Complex in Mariano Marcos State University						40,000,000		40,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				101,649,000		40,000,000		141,649,000

Total, Project(s)				101,649,000		40,000,000		141,649,000

TOTAL NEW APPROPRIATIONS	₱	740,098,000	₱	241,645,000	₱	70,000,000	₱	1,051,743,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	388,539

Total Permanent Positions	388,539

448	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	18,192
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	5,306
Honoraria	5,855
Mid-Year Bonus - Civilian	32,378
Year End Bonus	32,378
Cash Gift	3,790
Productivity Enhancement Incentive	3,790
Step Increment	971

Total Other Compensation Common to All	103,104

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,404
Lump-sum for Filling of Positions - Civilian	198,685

Total Other Compensation for Specific Groups	200,089

Other Benefits
PAG-IBIG Contributions	1,819
PhilHealth Contributions	9,428
Employees Compensation Insurance Premiums	910
Loyalty Award - Civilian	625
Terminal Leave	4,990

Total Other Benefits	17,772

Non-Permanent Positions	30,594

Total Personnel Services	740,098

Maintenance and Other Operating Expenses
Travelling Expenses	5,310
Training and Scholarship Expenses	4,425
Supplies and Materials Expenses	39,910
Utility Expenses	38,266
Communication Expenses	3,761
Awards/Rewards and Prizes	710
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	20,675
General Services	6,400
Repairs and Maintenance	7,205
Financial Assistance/Subsidy	100,557
Taxes, Insurance Premiums and Other Fees	7,230
Labor and Wages	1,723
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	873

DECEMBER 30, 2024	OFFICIAL GAZETTE	449
STATE UNIVERSITIES AND COLLEGES

Representation Expenses	2,700
Transportation and Delivery Expenses	10
Rent/Lease Expenses	20
Membership Dues and Contributions to Organizations	110
Subscription Expenses	988
Other Maintenance and Operating Expenses	514

Total Maintenance and Other Operating Expenses	241,645

Total Current Operating Expenditures	981,743

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	10,000

Total Capital Outlays	70,000

TOTAL NEW APPROPRIATIONS	1,051,743

C.4. PANGASINAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,458,305,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	334,193,000	₱	62,051,000	₱		₱	396,244,000
Support to Operations		26,195,000		15,826,000				42,021,000
Operations		455,206,000		37,864,000		27,650,000		520,720,000

HIGHER EDUCATION PROGRAM		401,201,000		22,899,000		27,650,000		451,750,000
ADVANCED EDUCATION PROGRAM		8,725,000		1,299,000				10,024,000
RESEARCH PROGRAM		23,678,000		11,874,000				35,552,000
TECHNICAL ADVISORY EXTENSION PROGRAM		21,602,000		1,792,000				23,394,000

Total, Regular Programs		815,594,000		115,741,000		27,650,000		958,985,000

B. PROJECT(S)
Locally-Funded Project(s)				429,320,000		70,000,000		499,320,000

Total, Project(s)				429,320,000		70,000,000		499,320,000

TOTAL NEW APPROPRIATIONS	₱	815,594,000	₱	545,061,000	₱	97,650,000	₱	1,458,305,000

450	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	161,707,000	₱	62,051,000	₱		₱	223,758,000
Administration of Personnel Benefits		172,486,000						172,486,000

Sub-total, General Administration and Support		334,193,000		62,051,000				396,244,000

Support to Operations
Auxiliary Services		26,195,000		15,826,000				42,021,000

Sub-total, Support to Operations		26,195,000		15,826,000				42,021,000

Operations
HIGHER EDUCATION PROGRAM		401,201,000		22,899,000		27,650,000		451,750,000

Provision of Higher Education Services		401,201,000		22,899,000		27,650,000		451,750,000
ADVANCED EDUCATION PROGRAM		8,725,000		1,299,000				10,024,000

Provision of Advanced Education Services		8,725,000		1,299,000				10,024,000
RESEARCH PROGRAM		23,678,000		11,874,000				35,552,000

Conduct of Research Services		23,678,000		11,874,000				35,552,000
TECHNICAL ADVISORY EXTENSION PROGRAM		21,602,000		1,792,000				23,394,000

Provision of Extension Services		21,602,000		1,792,000				23,394,000

Sub-total, Operations		455,206,000		37,864,000		27,650,000		520,720,000

Total, Regular Programs		815,594,000		115,741,000		27,650,000		958,985,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				428,320,000				428,320,000
Construction of Grand Legacy Building Phase 4 (Assessment and Training Center for Hospitality, Tourism, Tech-Voc, ICT and Disaster Risk Management Center) - Lingayen Campus						50,000,000		50,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	451
STATE UNIVERSITIES AND COLLEGES

Upgrading and Rehabilitation of Fisheries
Laboratory - Binmaley Campus						20,000,000		20,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				429,320,000		70,000,000		499,320,000

Total, Project(s)				429,320,000		70,000,000		499,320,000

TOTAL NEW APPROPRIATIONS	₱	815,594,000	₱	545,061,000	₱	97,650,000	₱	1,458,305,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	491,731

Total Permanent Positions	491,731

Other Compensation Common to All
Personnel Economic Relief Allowance	24,048
Representation Allowance	414
Transportation Allowance	414
Clothing and Uniform Allowance	7,014
Honoraria	6,173
Mid-Year Bonus - Civilian	40,977
Year End Bonus	40,977
Cash Gift	5,010
Productivity Enhancement Incentive	5,010
Step Increment	1,230

Total Other Compensation Common to All	131,267

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	905
Lump-sum for Filling of Positions - Civilian	158,961

Total Other Compensation for Specific Groups	159,866

Other Benefits
PAG-IBIG Contributions	2,405
PhilHealth Contributions	11,844
Employees Compensation Insurance Premiums	1,203
Loyalty Award - Civilian	975
Terminal Leave	13,525

Total Other Benefits	29,952

452	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Non-Permanent Positions	2,778

Total Personnel Services	815,594

Maintenance and Other Operating Expenses
Travelling Expenses	3,635
Training and Scholarship Expenses	2,706
Supplies and Materials Expenses	35,211
Utility Expenses	36,570
Communication Expenses	3,532
Awards/Rewards and Prizes	3,035
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,640
General Services	8,847
Repairs and Maintenance	8,654
Financial Assistance/Subsidy	429,320
Taxes, Insurance Premiums and Other Fees	2,748
Labor and Wages	710
Other Maintenance and Operating Expenses
Advertising Expenses	61
Printing and Publication Expenses	1,430
Representation Expenses	4,914
Transportation and Delivery Expenses	238
Rent/Lease Expenses	144
Membership Dues and Contributions to Organizations	161
Subscription Expenses	325

Total Maintenance and Other Operating Expenses	545,061

Total Current Operating Expenditures	1,360,655

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	70,000
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	7,650

Total Capital Outlays	97,650

TOTAL NEW APPROPRIATIONS	1,458,305

DECEMBER 30, 2024	OFFICIAL GAZETTE	453
STATE UNIVERSITIES AND COLLEGES

C.5. UNIVERSITY OF NORTHERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	772,577,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	174,050,000	₱	37,686,000	₱		₱	211,736,000
Support to Operations		11,952,000		4,859,000				16,811,000
Operations		359,188,000		30,214,000		15,000,000		404,402,000

HIGHER EDUCATION PROGRAM		341,754,000		19,513,000		15,000,000		376,267,000
ADVANCED EDUCATION PROGRAM		8,014,000		3,236,000				11,250,000
RESEARCH PROGRAM		5,302,000		3,811,000				9,113,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,118,000		3,654,000				7,772,000

Total, Regular Programs		545,190,000		72,759,000		15,000,000		632,949,000

B. PROJECT(S)
Locally-Funded Project(s)				108,628,000		31,000,000		139,628,000

Total, Project(s)				108,628,000		31,000,000		139,628,000

TOTAL NEW APPROPRIATIONS	₱	545,190,000	₱	181,387,000	₱	46,000,000	₱	772,577,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	103,991,000	₱	37,686,000	₱		₱	141,677,000
Administration of Personnel Benefits		70,059,000						70,059,000

Sub-total, General Administration and Support		174,050,000		37,686,000				211,736,000

Support to Operations
Auxiliary Services		11,952,000		4,859,000				16,811,000

Sub-total, Support to Operations		11,952,000		4,859,000				16,811,000

Operations
HIGHER EDUCATION PROGRAM		341,754,000		19,513,000		15,000,000		376,267,000

Provision of Higher Education Services		341,754,000		19,513,000		15,000,000		376,267,000

454	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

ADVANCED EDUCATION PROGRAM		8,014,000		3,236,000				11,250,000

Provision of Advanced Education Services		8,014,000		3,236,000				11,250,000
RESEARCH PROGRAM		5,302,000		3,811,000				9,113,000

Conduct of Research Services		5,302,000		3,811,000				9,113,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,118,000		3,654,000				7,772,000

Provision of Extension Services		4,118,000		3,654,000				7,772,000

Sub-total, Operations		359,188,000		30,214,000		15,000,000		404,402,000

Total, Regular Programs		545,190,000		72,759,000		15,000,000		632,949,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				107,628,000				107,628,000
Construction of the College of
Arts & Sciences Building (Phase III)						31,000,000		31,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				108,628,000		31,000,000		139,628,000

Total, Project(s)				108,628,000		31,000,000		139,628,000

TOTAL NEW APPROPRIATIONS	₱	545,190,000	₱	181,387,000	₱	46,000,000	₱	772,577,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	346,239

Total Permanent Positions	346,239

Other Compensation Common to All
Personnel Economic Relief Allowance	15,912
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	4,641
Honoraria	6,479

DECEMBER 30, 2024	OFFICIAL GAZETTE	455
STATE UNIVERSITIES AND COLLEGES

Mid-Year Bonus - Civilian	28,854
Year End Bonus	28,854
Cash Gift	3,315
Productivity Enhancement Incentive	3,315
Step Increment	866

Total Other Compensation Common to All	92,824

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,815
Lump-sum for Filling of Positions - Civilian	67,716
Anniversary Bonus - Civilian	1,989

Total Other Compensation for Specific Groups	71,520

Other Benefits
PAG-IBIG Contributions	1,591
PhilHealth Contributions	8,342
Employees Compensation Insurance Premiums	795
Loyalty Award - Civilian	620
Terminal Leave	2,343

Total Other Benefits	13,691

Non-Permanent Positions	20,916

Total Personnel Services	545,190

Maintenance and Other Operating Expenses
Travelling Expenses	6,635
Training and Scholarship Expenses	4,825
Supplies and Materials Expenses	19,165
Utility Expenses	21,120
Communication Expenses	5,336
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,621
General Services	3,410
Repairs and Maintenance	1,833
Financial Assistance/Subsidy	108,628
Taxes, Insurance Premiums and Other Fees	2,620
Other Maintenance and Operating Expenses
Advertising Expenses	210
Printing and Publication Expenses	505
Representation Expenses	3,839
Transportation and Delivery Expenses	5
Rent/Lease Expense	20
Membership Dues and Contributions to Organizations	325
Subscription Expenses	110

Total Maintenance and Other Operating Expenses	181,387

Total Current Operating Expenditures	726,577

456	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	31,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	46,000

TOTAL NEW APPROPRIATIONS	772,577

DECEMBER 30, 2024	OFFICIAL GAZETTE	457
STATE UNIVERSITIES AND COLLEGES

D. CORDILLERA ADMINISTRATIVE REGION

D.1. ABRA STATE INSTITUTE OF SCIENCES AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	700,256,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	67,106,000	₱	7,471,000	₱		₱	74,577,000
Support to Operations		3,002,000		1,505,000				4,507,000
Operations		145,423,000		21,646,000		10,000,000		177,069,000

HIGHER EDUCATION PROGRAM		138,889,000		17,831,000		10,000,000		166,720,000
RESEARCH PROGRAM		3,080,000		1,984,000				5,064,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,454,000		1,831,000				5,285,000

Total, Regular Programs		215,531,000		30,622,000		10,000,000		256,153,000

B. PROJECT(S)
Locally-Funded Project(s)				69,103,000		375,000,000		444,103,000

Total, Project(s)				69,103,000		375,000,000		444,103,000

TOTAL NEW APPROPRIATIONS	₱	215,531,000	₱	99,725,000	₱	385,000,000	₱	700,256,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,039,000	₱	7,471,000	₱	₱	49,510,000
Administration of Personnel Benefits		25,067,000					25,067,000

Sub-total, General Administration and Support		67,106,000		7,471,000			74,577,000

458	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Auxiliary Services		3,002,000		1,505,000				4,507,000

Sub-total, Support to Operations		3,002,000		1,505,000				4,507,000

Operations
HIGHER EDUCATION PROGRAM		138,889,000		17,831,000		10,000,000		166,720,000

Provision of Higher Education Services		138,889,000		17,831,000		10,000,000		166,720,000
RESEARCH PROGRAM		3,080,000		1,984,000				5,064,000

Conduct of Research Services		3,080,000		1,984,000				5,064,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,454,000		1,831,000				5,285,000

Provision of Extension Services		3,454,000		1,831,000				5,285,000

Sub-total, Operations		145,423,000		21,646,000		10,000,000		177,069,000

Total, Regular Programs		215,531,000		30,622,000		10,000,000		256,153,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				63,103,000				63,103,000
Completion of Tinguian - Ilokano Research and Extension Center - Last Phase (Lagangilang Campus)						75,000,000		75,000,000
Completion of the Academic Building with Automotive Laboratory (Bangued Campus)						100,000,000		100,000,000
Completion of Sports Complex (Lagangilang Campus)						100,000,000		100,000,000
Upgrading of the College of Teacher Education Building (Lagangilang Campus)						100,000,000		100,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Boom				5,000,000				5,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				69,103,000		375,000,000		444,103,000

Total, Project(s)				69,103,000		375,000,000		444,103,000

TOTAL NEW APPROPRIATIONS	₱	215,531,000	₱	99,725,000	₱	385,000,000	₱	700,256,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	459
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	146,719

Total Permanent Positions	146,719

Other Compensation Common to All
Personnel Economic Relief Allowance	7,512
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	2,191
Mid-Year Bonus - Civilian	12,226
Year End Bonus	12,226
Cash Gift	1,565
Productivity Enhancement Incentive	1,565
Step Increment	367

Total Other Compensation Common to All	38,036

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	337
Lump-sum for Filling of Positions - Civilian	24,977

Total Other Compensation for Specific Groups	25,314

Other Benefits
PAG-IBIG Contributions	751
PhilHealth Contributions	3,569
Employees Compensation Insurance Premiums	375
Loyalty Award - Civilian	175
Terminal Leave	90

Total Other Benefits	4,960

Non-Permanent Positions	502

Total Personnel Services	215,531

Maintenance and Other Operating Expenses
Travelling Expenses	2,100
Training and Scholarship Expenses	2,751
Supplies and Materials Expenses	4,900
Utility Expenses	3,850

460	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Communication Expenses	1,050
Awards/Rewards and Prizes	80
Survey, Research, Exploration and Development Expenses	1,200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	1,700
General Services	2,200
Repairs and Maintenance	1,300
Financial Assistance/Subsidy	64,103
Taxes, Insurance Premiums and Other Fees	310
Other Maintenance and Operating Expenses
Printing and Publication Expenses	50
Representation Expenses	270
Subscription Expenses	100
Other Maintenance and Operating Expenses	13,641

Total Maintenance and Other Operating Expenses	99,725

Total Current Operating Expenditures	315,256

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	375,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	385,000

TOTAL NEW APPROPRIATIONS	700,256

D.2. APAYAO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	406,394,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	53,723,000	₱	19,117,000	₱		₱	72,840,000
Operations		84,040,000		32,691,000		10,000,000		126,731,000

HIGHER EDUCATION PROGRAM		84,040,000		27,202,000		10,000,000		121,242,000
RESEARCH PROGRAM				2,780,000				2,780,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,709,000				2,709,000

Total, Regular Programs		137,763,000		51,808,000		10,000,000		199,571,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	461
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				72,823,000		134,000,000		206,823,000

Total, Project(s)				72,823,000		134,000,000		206,823,000

TOTAL NEW APPROPRIATIONS	₱	137,763,000	₱	124,631,000	₱	144,000,000	₱	406,394,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	34,290,000	₱	19,117,000	₱		₱	53,407,000
Administration of Personnel Benefits		19,433,000						19,433,000

Sub-total, General Administration and Support		53,723,000		19,117,000				72,840,000

Operations
HIGHER EDUCATION PROGRAM		84,040,000		27,202,000		10,000,000		121,242,000

Provision of Higher Education Services		84,040,000		27,202,000		10,000,000		121,242,000
RESEARCH PROGRAM				2,780,000				2,780,000

Conduct of Research Services				2,780,000				2,780,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,709,000				2,709,000

Provision of Extension Services				2,709,000				2,709,000

Sub-total, Operations		84,040,000		32,691,000		10,000,000		126,731,000

Total, Regular Programs		137,763,000		51,808,000		10,000,000		199,571,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				66,823,000				66,823,000
Completion of the College of Teacher Education Building						35,000,000		35,000,000
Completion of the General Education Curriculum Building						60,000,000		60,000,000

462	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Completion of the College of Business & Hospitality Management Building						39,000,000		39,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Boom				5,000,000				5,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				72,823,000		134,000,000		206,823,000
Total, Project(s)				72,823,000		134,000,000		206,823,000

TOTAL NEW APPROPRIATIONS	₱	137,763,000	₱	124,631,000	₱	144,000,000	₱	406,394,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	82,815

Total Permanent Positions	82,815

Other Compensation Common to All
Personnel Economic Relief Allowance	3,648
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	1,064
Honoraria	5,074
Mid-Year Bonus - Civilian	6,901
Year End Bonus	6,901
Cash Gift	760
Productivity Enhancement Incentive	760
Step Increment	207

Total Other Compensation Common to All	25,699

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	259
Lump-sum for Filling of Positions - Civilian	19,173

Total Other Compensation for Specific Groups	19,432

Other Benefits
PAG-IBIG Contributions	365
PhilHealth Contributions	2,006

DECEMBER 30, 2024	OFFICIAL GAZETTE	463
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	182
Loyalty Award - Civilian	45
Terminal Leave	260

Total Other Benefits	2,858

Non-Permanent Positions	6,959

Total Personnel Services	137,763

Maintenance and Other Operating Expenses
Travelling Expenses	2,854
Training and Scholarship Expenses	1,726
Supplies and Materials Expenses	11,567
Utility Expenses	10,897
Communication Expenses	8,128
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	95
Professional Services	12,266
General Services	1,722
Repairs and Maintenance	2,873
Financial Assistance/Subsidy	67,823
Taxes, Insurance Premiums and Other Fees	555
Other Maintenance and Operating Expenses
Printing and Publication Expenses	679
Representation Expenses	1,263
Transportation and Delivery Expenses	47
Rent/Lease Expenses	325
Membership Dues and Contributions to Organizations	292
Other Maintenance and Operating Expenses	1,519

Total Maintenance and Other Operating Expenses	124,631

Total Current Operating Expenditures	262,394

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	134,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	144,000

TOTAL NEW APPROPRIATIONS	406,394

D.3. BENGUET STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	945,962,000

464	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	232,926,000	₱	50,361,000	₱	7,950,000	₱	291,237,000
Support to Operations		31,664,000		6,837,000				38,501,000
Operations		400,409,000		64,074,000		20,000,000		484,483,000

HIGHER EDUCATION PROGRAM		345,303,000		34,052,000		20,000,000		399,355,000
ADVANCED EDUCATION PROGRAM		1,506,000		1,644,000				3,150,000
RESEARCH PROGRAM		52,174,000		25,552,000				77,726,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,426,000		2,826,000				4,252,000

Total, Regular Programs		664,999,000		121,272,000		27,950,000		814,221,000

B. PROJECT(S)
Locally-Funded Project(s)				106,741,000		25,000,000		131,741,000

Total, Project(s)				106,741,000		25,000,000		131,741,000

TOTAL NEW APPROPRIATIONS	₱	664,999,000	₱	228,013,000	₱	52,950,000	₱	945,962,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	62,105,000	₱	50,361,000	₱	7,950,000	₱	120,416,000
Administration of Personnel Benefits		170,821,000						170,821,000

Sub-total, General Administration and Support		232,926,000		50,361,000		7,950,000		291,237,000

Support to Operations
Auxiliary Services		31,664,000		6,837,000				38,501,000

Sub-total, Support to Operations		31,664,000		6,837,000				38,501,000

Operations
HIGHER EDUCATION PROGRAM		345,303,000		34,052,000		20,000,000		399,355,000

Provision of Higher Education Services		345,303,000		34,052,000		20,000,000		399,355,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	465
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		1,506,000		1,644,000				3,150,000

Provision of Advanced Education Services		1,506,000		1,644,000				3,150,000
RESEARCH PROGRAM		52,174,000		25,552,000				77,726,000

Conduct of Research Services		52,174,000		25,552,000				77,726,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,426,000		2,826,000				4,252,000

Provision of Extension Services		1,426,000		2,826,000				4,252,000

Sub-total, Operations		400,409,000		64,074,000		20,000,000		484,483,000

Total, Regular Programs		664,999,000		121,272,000		27,950,000		814,221,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				100,741,000				100,741,000
Construction of Arts and Humanities Building						25,000,000		25,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Boom				5,000,000				5,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				106,741,000		25,000,000		131,741,000

Total, Project(s)				106,741,000		25,000,000		131,741,000

TOTAL NEW APPROPRIATIONS	₱	664,999,000	₱	228,013,000	₱	52,950,000	₱	945,962,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	334,310

Total Permanent Positions	334,310

Other Compensation Common to All
Personnel Economic Relief Allowance	15,120
Representation Allowance	294
Transportation Allowance	294

466	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Clothing and Uniform Allowance	4,410
Honoraria	56,438
Mid-Year Bonus - Civilian	27,860
Year End Bonus	27,860
Cash Gift	3,150
Productivity Enhancement Incentive	3,150
Step Increment	835

Total Other Compensation Common to All	139,411

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,036
Magna Carta for Science & Technology Personnel	5,496
Lump-sum for Filling of Positions - Civilian	167,661

Total Other Compensation for Specific Groups	174,193

Other Benefits
PAG-IBIG Contributions	1,513
PhilHealth Contributions	8,021
Employees Compensation Insurance Premiums	756
Loyalty Award - Civilian	480
Terminal Leave	3,160

Total Other Benefits	13,930

Non-Permanent Positions	3,155

Total Personnel Services	664,999

Maintenance and Other Operating Expenses
Travelling Expenses	13,694
Training and Scholarship Expenses	10,895
Supplies and Materials Expenses	36,893
Utility Expenses	11,794
Communication Expenses	5,471
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	4,229
General Services	2,500
Repairs and Maintenance	16,685
Financial Assistance/Subsidy	101,741
Taxes, Insurance Premiums and Other Fees	501
Labor and Wages	5,720
Other Maintenance and Operating Expenses
Advertising Expenses	513
Printing and Publication Expenses	1,470
Representation Expenses	5,075
Membership Dues and Contributions to Organizations	840
Subscription Expenses	30
Other Maintenance and Operating Expenses	9,782

Total Maintenance and Other Operating Expenses	228,013

Total Current Operating Expenditures	893,012

DECEMBER 30, 2024	OFFICIAL GAZETTE	467
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	10,000
Transportation Equipment Outlay	7,950
Intangible Assets Outlay	10,000

Total Capital Outlays	52,950

TOTAL NEW APPROPRIATIONS	945,962

D.4. IFUGAO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	617,611,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	114,949,000	₱	14,321,000	₱	2,400,000	₱	131,670,000
Operations		221,665,000		63,454,000		15,000,000		300,119,000

HIGHER EDUCATION PROGRAM		218,525,000		51,595,000		15,000,000		285,120,000
ADVANCED EDUCATION PROGRAM				1,010,000				1,010,000
RESEARCH PROGRAM		854,000		8,174,000				9,028,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,286,000		2,675,000				4,961,000

Total, Regular Programs		336,614,000		77,775,000		17,400,000		431,789,000

B. PROJECT(S)
Locally-Funded Project(s)				140,822,000		45,000,000		185,822,000

Total, Project(s)				140,822,000		45,000,000		185,822,000

TOTAL NEW APPROPRIATIONS	₱	336,614,000	₱	218,597,000	₱	62,400,000	₱	617,611,000

468	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	83,715,000	₱	14,321,000	₱	2,400,000	₱	100,436,000
Administration of Personnel Benefits		31,234,000						31,234,000

Sub-total, General Administration and Support		114,949,000		14,321,000		2,400,000		131,670,000

Operations
HIGHER EDUCATION PROGRAM		218,525,000		51,595,000		15,000,000		285,120,000

Provision of Higher Education Services		218,525,000		51,595,000		15,000,000		285,120,000
ADVANCED EDUCATION PROGRAM				1,010,000				1,010,000

Provision of Advanced Education Services				1,010,000				1,010,000
RESEARCH PROGRAM		854,000		8,174,000				9,028,000

Conduct of Research Services		854,000		8,174,000				9,028,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,286,000		2,675,000				4,961,000

Provision of Extension Services		2,286,000		2,675,000				4,961,000

Sub-total, Operations		221,665,000		63,454,000		15,000,000		300,119,000

Total, Regular Programs		336,614,000		77,775,000		17,400,000		431,789,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				125,322,000				125,322,000
Construction of Crime Laboratory Building - Potia Campus						5,000,000		5,000,000
Construction of Academic Building, Phase II - Lamut Campus						40,000,000		40,000,000
Bamboo Industry Development for
Environment Conservation and Countryside
Post-COVID Economic Boom				5,000,000				5,000,000
IFSU Eye Center				9,500,000				9,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				140,822,000		45,000,000		185,822,000

Total, Project(s)				140,822,000		45,000,000		185,822,000

TOTAL NEW APPROPRIATIONS	₱	336,614,000	₱	218,597,000	₱	62,400,000	₱	617,611,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	469
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	230,432

Total Permanent Positions	230,432

Other Compensation Common to All
Personnel Economic Relief Allowance	10,944
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,192
Honoraria	5,047
Mid-Year Bonus - Civilian	19,202
Year End Bonus	19,202
Cash Gift	2,280
Productivity Enhancement Incentive	2,280
Step Increment	576

Total Other Compensation Common to All	63,287

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	662
Lump-sum for Filling of Positions - Civilian	29,742

Total Other Compensation for Specific Groups	30,404

Other Benefits
PAG-IBIG Contributions	1,094
PhilHealth Contributions	5,553
Employees Compensation Insurance Premiums	548
Loyalty Award - Civilian	345
Terminal Leave	1,492

Total Other Benefits	9,032

Non-Permanent Positions	3,459

Total Personnel Services	336,614

Maintenance and Other Operating Expenses
Travelling Expenses	5,917
Training and Scholarship Expenses	6,290
Supplies and Materials Expenses	18,333
Utility Expenses	6,093

470	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Communication Expenses	1,719
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	19,017
General Services	9,580
Repairs and Maintenance	8,002
Financial Assistance/Subsidy	126,322
Taxes, Insurance Premiums and Other Fees	700
Labor and Wages	530
Other Maintenance and Operating Expenses
Advertising Expenses	120
Printing and Publication Expenses	1,121
Representation Expenses	1,812
Membership Dues and Contributions to Organizations	485
Subscription Expenses	504
Other Maintenance and Operating Expenses	11,152

Total Maintenance and Other Operating Expenses	218,597

Total Current Operating Expenditures	555,211

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,110
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	11,999
Transportation Equipment Outlay	2,400
Furniture, Fixtures and Books Outlay	995
Other Property, Plant and Equipment Outlay	896

Total Capital Outlays	62,400

TOTAL NEW APPROPRIATIONS	617,611

D.5. KALINGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	560,869,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	119,158,000	₱	18,650,000	₱		₱	137,808,000
Support to Operations				981,000				981,000
Operations		185,446,000		36,050,000		15,000,000		236,496,000

HIGHER EDUCATION PROGRAM		185,446,000		18,653,000		15,000,000		219,099,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	471
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM				8,429,000				8,429,000
TECHNICAL ADVISORY EXTENSION PROGRAM				8,968,000				8,968,000

Total, Regular Programs		304,604,000		55,681,000		15,000,000		375,285,000

B. PROJECT(S)
Locally-Funded Project(s)				60,025,000		125,559,000		185,584,000

Total, Project(s)				60,025,000		125,559,000		185,584,000

TOTAL NEW APPROPRIATIONS	₱	304,604,000	₱	115,706,000	₱	140,559,000	₱	560,869,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	83,339,000	₱	18,650,000	₱		₱	101,989,000
Administration of Personnel Benefits		35,819,000						35,819,000

Sub-total, General Administration and Support		119,158,000		18,650,000				137,808,000

Support to Operations
Auxiliary Services				981,000				981,000

Sub-total, Support to Operations				981,000				981,000

Operations
HIGHER EDUCATION PROGRAM		185,446,000		18,653,000		15,000,000		219,099,000

Provision of Higher Education Services		185,446,000		18,653,000		15,000,000		219,099,000
RESEARCH PROGRAM				8,429,000				8,429,000

Conduct of Research Services				8,429,000				8,429,000
TECHNICAL ADVISORY EXTENSION PROGRAM				8,968,000				8,968,000

Provision of Extension Services				8,968,000				8,968,000

Sub-total, Operations		185,446,000		36,050,000		15,000,000		236,496,000

Total, Regular Programs		304,604,000		55,681,000		15,000,000		375,285,000

472	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				54,025,000				54,025,000
Completion of Four-Storey Library Building, Bulanao Campus						50,000,000		50,000,000
Completion of Livestock R&D - Native Animals Nucleus Herd Center (Native Pig, Poultry - Layer & Broiler) - Rizal Campus						15,000,000		15,000,000
Construction of Ladies Dormitory, Bulanao Campus - Phase 2						60,559,000		60,559,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Boom				5,000,000				5,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				60,025,000		125,559,000		185,584,000

Total, Project(s)				60,025,000		125,559,000		185,584,000

TOTAL NEW APPROPRIATIONS	₱	304,604,000	₱	115,706,000	₱	140,559,000	₱	560,869,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	198,691

Total Permanent Positions	198,691

Other Compensation Common to All
Personnel Economic Relief Allowance	9,240
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	2,695
Honoraria	10,996
Mid-Year Bonus - Civilian	16,558
Year End Bonus	16,558
Cash Gift	1,925
Productivity Enhancement Incentive	1,925
Step Increment	497

Total Other Compensation Common to All	60,958

DECEMBER 30, 2024	OFFICIAL GAZETTE	473
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	401
Lump-sum for Filling of Positions - Civilian	35,326

Total Other Compensation for Specific Groups	35,727

Other Benefits
PAG-IBIG Contributions	924
PhilHealth Contributions	4,674
Employees Compensation Insurance Premiums	462
Loyalty Award - Civilian	340
Terminal Leave	493

Total Other Benefits	6,893

Non-Permanent Positions	2,335

Total Personnel Services	304,604

Maintenance and Other Operating Expenses
Travelling Expenses	5,393
Training and Scholarship Expenses	10,007
Supplies and Materials Expenses	13,076
Utility Expenses	6,527
Communication Expenses	7,630
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	264
Professional Services	9,191
General Services	500
Repairs and Maintenance	2,706
Financial Assistance/Subsidy	55,025
Taxes, Insurance Premiums and Other Fees	250
Other Maintenance and Operating Expenses
Advertising Expenses	318
Printing and Publication Expenses	1,175
Representation Expenses	2,619
Membership Dues and Contributions to Organizations	475
Subscription Expenses	200
Other Maintenance and Operating Expenses	350

Total Maintenance and Other Operating Expenses	115,706

Total Current Operating Expenditures	420,310

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	125,559
Machinery and Equipment Outlay	15,000

Total Capital Outlays	140,559

TOTAL NEW APPROPRIATIONS	560,869

474	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

D.6. MOUNTAIN PROVINCE STATE UNIVERSITY

(MOUNTAIN PROVINCE STATE POLYTECHNIC COLLEGE)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,457,257,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	89,231,000	₱	42,997,000	₱	12,070,000	₱	144,298,000
Operations		160,440,000		71,058,000		2,930,000		234,428,000

HIGHER EDUCATION PROGRAM		158,629,000		59,732,000		2,930,000		221,291,000
RESEARCH PROGRAM		1,811,000		7,221,000				9,032,000
TECHNICAL ADVISORY EXTENSION PROGRAM				4,105,000				4,105,000

Total, Regular Programs		249,671,000		114,055,000		15,000,000		378,726,000

B. PROJECT(S)
Locally-Funded Project(s)				91,531,000		987,000,000		1,078,531,000

Total, Project(s)				91,531,000		987,000,000		1,078,531,000

TOTAL NEW APPROPRIATIONS	₱	249,671,000	₱	205,586,000	₱	1,002,000,000	₱	1,457,257,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	89,231,000	₱	42,997,000	₱	12,070,000	₱	144,298,000

Sub-total, General Administration and Support		89,231,000		42,997,000		12,070,000		144,298,000

Operations
HIGHER EDUCATION PROGRAM		158,629,000		59,732,000		2,930,000		221,291,000

Provision of Higher Education Services		158,629,000		59,732,000		2,930,000		221,291,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	475
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		1,811,000		7,221,000				9,032,000

Conduct of Research Services		1,811,000		7,221,000				9,032,000
TECHNICAL ADVISORY EXTENSION PROGRAM				4,105,000				4,105,000

Provision of Extension Services				4,105,000				4,105,000

Sub-total, Operations		160,440,000		71,058,000		2,930,000		234,428,000

Total, Regular Programs		249,671,000		114,055,000		15,000,000		378,726,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				76,531,000				76,531,000
Completion of Student Dormitory (Female) - Faliling						40,000,000		40,000,000
Completion of Student Dormitory (Female) - Paracelis						32,000,000		32,000,000
Completion of Montañosa Coffee Center Building						15,000,000		15,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Boom				5,000,000				5,000,000
e-Learning Platform Development with Integrated Data and Communications System						900,000,000		900,000,000
Enhancement and Competency Appraisal Program for Bachelor of Science in Nursing and Teachers’ Education Graduates				9,000,000				9,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				91,531,000		987,000,000		1,078,531,000

Total, Project(s)				91,531,000		987,000,000		1,078,531,000

TOTAL NEW APPROPRIATIONS	₱	249,671,000	₱	205,586,000	₱	1,002,000,000	₱	1,457,257,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	155,700

Total Permanent Positions	155,700

476	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	6,600
Representation Allowance	324
Transportation Allowance	324
Clothing and Uniform Allowance	1,925
Honoraria	13,710
Mid-Year Bonus - Civilian	12,975
Year End Bonus	12,975
Cash Gift	1,375
Productivity Enhancement Incentive	1,375
Step Increment	389

Total Other Compensation Common to All	51,972

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	365
Lump-sum for Filling of Positions - Civilian	32,977

Total Other Compensation for Specific Groups	33,342

Other Benefits
PAG-IBIG Contributions	660
PhilHealth Contributions	3,648
Employees Compensation Insurance Premiums	330
Loyalty Award - Civilian	235
Terminal Leave	885

Total Other Benefits	5,758

Non-Permanent Positions	2,899

Total Personnel Services	249,671

Maintenance and Other Operating Expenses
Travelling Expenses	9,350
Training and Scholarship Expenses	5,610
Supplies and Materials Expenses	37,047
Utility Expenses	7,383
Communication Expenses	3,976
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	11,021
General Services	10,000
Repairs and Maintenance	22,338
Financial Assistance/Subsidy	77,531
Taxes, Insurance Premiums and Other Fees	2,363
Other Maintenance and Operating Expenses
Advertising Expenses	150
Representation Expenses	3,152
Membership Dues and Contributions to Organizations	155

DECEMBER 30, 2024	OFFICIAL GAZETTE	477
STATE UNIVERSITIES AND COLLEGES

Subscription Expenses	300
Other Maintenance and Operating Expenses	15,060

Total Maintenance and Other Operating Expenses	205,586

Total Current Operating Expenditures	455,257

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	87,000
Machinery and Equipment Outlay	915,000

Total Capital Outlays	1,002,000

TOTAL NEW APPROPRIATIONS	1,457,257

478	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

E. REGION II - CAGAYAN VALLEY

E.1. BATANES STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	104,875,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	25,561,000	₱	9,458,000	₱	2,515,000	₱	37,534,000
Support to Operations				134,000				134,000
Operations		15,965,000		8,996,000		5,000,000		29,961,000

HIGHER EDUCATION PROGRAM		15,965,000		8,996,000		5,000,000		29,961,000

Total, Regular Programs		41,526,000		18,588,000		7,515,000		67,629,000

B. PROJECT(S)
Locally-Funded Project(s)				7,246,000		30,000,000		37,246,000

Total, Project(s)				7,246,000		30,000,000		37,246,000

TOTAL NEW APPROPRIATIONS	₱	41,526,000	₱	25,834,000	₱	37,515,000	₱	104,875,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,469,000	₱	9,458,000	₱	2,515,000	₱	30,442,000
Administration of Personnel Benefits		7,092,000						7,092,000

Sub-total, General Administration and Support		25,561,000		9,458,000		2,515,000		37,534,000

Support to Operations
Auxiliary Services				134,000				134,000

Sub-total, Support to Operations				134,000				134,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	479
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		15,965,000		8,996,000		5,000,000		29,961,000

Provision of Higher Education Services		15,965,000		8,996,000		5,000,000		29,961,000

Sub-total, Operations		15,965,000		8,996,000		5,000,000		29,961,000

Total, Regular Programs		41,526,000		18,588,000		7,515,000		67,629,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				6,246,000				6,246,000
Completion of Building Management and Electrical Distribution Systems						30,000,000		30,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				7,246,000		30,000,000		37,246,000

Total, Project(s)				7,246,000		30,000,000		37,246,000

TOTAL NEW APPROPRIATIONS	₱	41,526,000	₱	25,834,000	₱	37,515,000	₱	104,875,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	24,106

Total Permanent Positions	24,106

Other Compensation Common to All
Personnel Economic Relief Allowance	1,512
Representation Allowance	114
Transportation Allowance	114
Clothing and Uniform Allowance	441
Honoraria	96
Mid-Year Bonus - Civilian	2,009
Year End Bonus	2,009
Cash Gift	315
Productivity Enhancement Incentive	315
Step Increment	60

Total Other Compensation Common to All	6,985

480	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	131
Lump-sum for Filling of Positions - Civilian	7,092

Total Other Compensation for Specific Groups	7,223

Other Benefits
PAG-IBIG Contributions	151
PhilHealth Contributions	593
Employees Compensation Insurance Premiums	75
Loyalty Award - Civilian	50

Total Other Benefits	869

Non-Permanent Positions	2,343

Total Personnel Services	41,526

Maintenance and Other Operating Expenses
Travelling Expenses	3,525
Training and Scholarship Expenses	3,354
Supplies and Materials Expenses	3,612
Utility Expenses	3,037
Communication Expenses	1,324
Awards/Rewards and Prizes	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Professional Services	168
General Services	531
Repairs and Maintenance	550
Financial Assistance/Subsidy	7,246
Taxes, Insurance Premiums and Other Fees	954
Labor and Wages	1,085
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	150
Other Maintenance and Operating Expenses	82

Total Maintenance and Other Operating Expenses	25,834

Total Current Operating Expenditures	67,360

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	30,000
Transportation Equipment Outlay	2,515
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	37,515

TOTAL NEW APPROPRIATIONS	104,875

DECEMBER 30, 2024	OFFICIAL GAZETTE	481
STATE UNIVERSITIES AND COLLEGES

E.2. CAGAYAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,320,938,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	224,618,000	₱	35,194,000	₱	5,250,000	₱	265,062,000
Support to Operations		25,295,000		2,568,000				27,863,000
Operations		634,185,000		78,133,000		15,000,000		727,318,000

HIGHER EDUCATION PROGRAM		594,846,000		56,223,000		15,000,000		666,069,000
ADVANCED EDUCATION PROGRAM		37,718,000		995,000				38,713,000
RESEARCH PROGRAM		1,621,000		13,841,000				15,462,000
TECHNICAL ADVISORY EXTENSION PROGRAM				7,074,000				7,074,000

Total, Regular Programs		884,098,000		115,895,000		20,250,000		1,020,243,000

B. PROJECT(S)
Locally-Funded Project(s)				269,509,000		31,186,000		300,695,000

Total, Project(s)				269,509,000		31,186,000		300,695,000

TOTAL NEW APPROPRIATIONS	₱	884,098,000	₱	385,404,000	₱	51,436,000	₱	1,320,938,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	134,964,000	₱	35,194,000	₱	5,250,000	₱	175,408,000
Administration of Personnel Benefits		89,654,000						89,654,000

Sub-total, General Administration and Support		224,618,000		35,194,000		5,250,000		265,062,000

Support to Operations
Auxiliary Services		25,295,000		2,568,000				27,863,000

Sub-total, Support to Operations		25,295,000		2,568,000				27,863,000

482	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
HIGHER EDUCATION PROGRAM		594,846,000		56,223,000		15,000,000		666,069,000

Provision of Higher Education Services		594,846,000		56,223,000		15,000,000		666,069,000
ADVANCED EDUCATION PROGRAM		37,718,000		995,000				38,713,000

Provision of Advanced Education Services		37,718,000		995,000				38,713,000
RESEARCH PROGRAM		1,621,000		13,841,000				15,462,000

Conduct of Research Services		1,621,000		13,841,000				15,462,000
TECHNICAL ADVISORY EXTENSION PROGRAM				7,074,000				7,074,000

Provision of Extension Services				7,074,000				7,074,000

Sub-total, Operations		634,185,000		78,133,000		15,000,000		727,318,000

Total, Regular Programs		884,098,000		115,895,000		20,250,000		1,020,243,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				238,695,000				238,695,000
Construction of Two-Storey Academic and Laboratory Building, Aparri Campus						25,000,000		25,000,000
Upgrading of Academic and Laboratory Facilities and Equipment, Lasam Campus				9,814,000		6,186,000		16,000,000
Increase in Carrying Capacity of College of Medicine				5,000,000				5,000,000
Institutionalization of Electromobility Research and Development Center, Carig Campus				5,000,000				5,000,000
Tulong Dunong Program				11,000,000				11,000,000

Sub-total, Locally-Funded Project(s)				269,509,000		31,186,000		300,695,000

Total, Project(s)				269,509,000		31,186,000		300,695,000

TOTAL NEW APPROPRIATIONS	₱	884,098,000	₱	385,404,000	₱	51,436,000	₱	1,320,938,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	483
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	611,891

Total Permanent Positions	611,891

Other Compensation Common to All
Personnel Economic Relief Allowance	28,056
Representation Allowance	216
Transportation Allowance	216
Clothing and Uniform Allowance	8,183
Honoraria	4,312
Mid-Year Bonus - Civilian	50,992
Year End Bonus	50,992
Cash Gift	5,845
Productivity Enhancement Incentive	5,845
Step Increment	1,530

Total Other Compensation Common to All	156,187

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,963
Lump-sum for Filling of Positions - Civilian	82,702

Total Other Compensation for Specific Groups	84,665

Other Benefits
PAG-IBIG Contributions	2,805
PhilHealth Contributions	14,715
Employees Compensation Insurance Premiums	1,404
Loyalty Award - Civilian	1,110
Terminal Leave	6,952

Total Other Benefits	26,986

Non-Permanent Positions	4,369

Total Personnel Services	884,098

Maintenance and Other Operating Expenses
Travelling Expenses	20,822
Training and Scholarship Expenses	3,855
Supplies and Materials Expenses	45,880
Utility Expenses	32,166
Communication Expenses	5,923
Awards/Rewards and Prizes	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	10,772
General Services	1,000
Repairs and Maintenance	5,032
Financial Assistance/Subsidy	249,695
Taxes, Insurance Premiums and Other Fees	4,250

484	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Maintenance and Operating Expenses
Advertising Expenses	179
Printing and Publication Expenses	92
Representation Expenses	2,937
Transportation and Delivery Expenses	67
Rent/Lease Expenses	133
Membership Dues and Contributions to Organizations	115
Subscription Expenses	94
Other Maintenance and Operating Expenses	194

Total Maintenance and Other Operating Expenses	385,404

Total Current Operating Expenditures	1,269,502

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	19,886
Transportation Equipment Outlay	5,250
Furniture, Fixtures and Books Outlay	1,300

Total Capital Outlays	51,436

TOTAL NEW APPROPRIATIONS	1,320,938

E.3. ISABELA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,508,321,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	233,246,000	₱	20,500,000	₱	9,500,000	₱	263,246,000
Support to Operations		9,620,000		15,861,000				25,481,000
Operations		801,316,000		103,270,000		20,000,000		924,586,000

HIGHER EDUCATION PROGRAM		754,081,000		88,624,000		20,000,000		862,705,000
ADVANCED EDUCATION PROGRAM		14,864,000		4,077,000				18,941,000
RESEARCH PROGRAM		8,312,000		8,677,000				16,989,000
TECHNICAL ADVISORY EXTENSION PROGRAM		24,059,000		1,892,000				25,951,000

Total, Regular Programs		1,044,182,000		139,631,000		29,500,000		1,213,313,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	485
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				270,008,000		25,000,000		295,008,000

Total, Project(s)				270,008,000		25,000,000		295,008,000

TOTAL NEW APPROPRIATIONS	₱	1,044,182,000	₱	409,639,000	₱	54,500,000	₱	1,508,321,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	174,407,000	₱	20,500,000	₱	9,500,000	₱	204,407,000
Administration of Personnel Benefits		58,839,000						58,839,000

Sub-total, General Administration and Support		233,246,000		20,500,000		9,500,000		263,246,000

Support to Operations
Auxiliary Services		9,620,000		15,861,000				25,481,000

Sub-total, Support to Operations		9,620,000		15,861,000				25,481,000

Operations
HIGHER EDUCATION PROGRAM		754,081,000		88,624,000		20,000,000		862,705,000

Provision of Higher Education Services		754,081,000		88,624,000		20,000,000		862,705,000
ADVANCED EDUCATION PROGRAM		14,864,000		4,077,000				18,941,000

Provision of Advanced Education Services		14,864,000		4,077,000				18,941,000
RESEARCH PROGRAM		8,312,000		8,677,000				16,989,000

Conduct of Research Services		8,312,000		8,677,000				16,989,000
TECHNICAL ADVISORY EXTENSION PROGRAM		24,059,000		1,892,000				25,951,000

Provision of Extension Services		24,059,000		1,892,000				25,951,000

Sub-total, Operations		801,316,000		103,270,000		20,000,000		924,586,000

Total, Regular Programs		1,044,182,000		139,631,000		29,500,000		1,213,313,000

486	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				269,008,000				269,008,000
Construction of Criminal Justice Education
Building - Echague Main Campus						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				270,008,000		25,000,000		295,008,000

Total, Project(s)				270,008,000		25,000,000		295,008,000

TOTAL NEW APPROPRIATIONS	₱	1,044,182,000	₱	409,639,000	₱	54,500,000	₱	1,508,321,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	763,124

Total Permanent Positions	763,124

Other Compensation Common to All
Personnel Economic Relief Allowance	33,648
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	9,814
Honoraria	2,452
Mid-Year Bonus - Civilian	63,595
Year End Bonus	63,595
Cash Gift	7,010
Productivity Enhancement Incentive	7,010
Step Increment	1,908

Total Other Compensation Common to All	189,620

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,604
Lump-sum for Filling Positions - Civilian	46,134

Total Other Compensation for Specific Groups	48,738

Other Benefits
PAG-IBIG Contributions	3,365
PhilHealth Contributions	17,767

DECEMBER 30, 2024	OFFICIAL GAZETTE	487
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	1,681
Loyalty Award - Civilian	880
Terminal Leave	12,705

Total Other Benefits	36,398

Non-Permanent Positions	6,302

Total Personnel Services	1,044,182

Maintenance and Other Operating Expenses
Travelling Expenses	4,576
Training and Scholarship Expenses	3,943
Supplies and Materials Expenses	37,052
Utility Expenses	29,336
Communication Expenses	5,988
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	401
Professional Services	3,283
General Services	32,844
Repairs and Maintenance	10,580
Financial Assistance/Subsidy	270,008
Taxes, Insurance Premiums and Other Fees	4,527
Labor and Wages	3,350
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	562
Representation Expenses	1,794
Transportation and Delivery Expenses	162
Membership Dues and Contributions to Organizations	94
Subscription Expenses	1,109

Total Maintenance and Other Operating Expenses	409,639

Total Current Operating Expenditures	1,453,821

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	18,000
Transportation Equipment Outlay	9,500
Furniture, Fixtures and Books Outlay	2,000

Total Capital Outlays	54,500

TOTAL NEW APPROPRIATIONS	1,508,321

E.4. NUEVA VIZCAYA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	729,943,000

488	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	180,073,000	₱	24,944,000	₱		₱	205,017,000
Support to Operations		10,427,000		195,000				10,622,000
Operations		335,624,000		26,260,000		20,000,000		381,884,000

HIGHER EDUCATION PROGRAM		312,211,000		24,691,000		20,000,000		356,902,000
ADVANCED EDUCATION PROGRAM		4,939,000		94,000				5,033,000
RESEARCH PROGRAM		8,982,000		1,215,000				10,197,000
TECHNICAL ADVISORY EXTENSION PROGRAM		9,492,000		260,000				9,752,000

Total, Regular Programs		526,124,000		51,399,000		20,000,000		597,523,000

B. PROJECT(S)
Locally-Funded Project(s)				107,420,000		25,000,000		132,420,000

Total, Project(s)				107,420,000		25,000,000		132,420,000

TOTAL NEW APPROPRIATIONS	₱	526,124,000	₱	158,819,000	₱	45,000,000	₱	729,943,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	62,806,000	₱	24,944,000	₱		₱	87,750,000
Administration of Personnel Benefits		117,267,000						117,267,000

Sub-total, General Administration and Support		180,073,000		24,944,000				205,017,000

Support to Operations
Auxiliary Services		10,427,000		195,000				10,622,000

Sub-total, Support to Operations		10,427,000		195,000				10,622,000

Operations
HIGHER EDUCATION PROGRAM		312,211,000		24,691,000		20,000,000		356,902,000

Provision of Higher Education Services		312,211,000		24,691,000		20,000,000		356,902,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	489
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		4,939,000		94,000				5,033,000

Provision of Advanced Education Services		4,939,000		94,000				5,033,000
RESEARCH PROGRAM		8,982,000		1,215,000				10,197,000

Conduct of Research Services		8,982,000		1,215,000				10,197,000
TECHNICAL ADVISORY EXTENSION PROGRAM		9,492,000		260,000				9,752,000

Provision of Extension Services		9,492,000		260,000				9,752,000

Sub-total, Operations		335,624,000		26,260,000		20,000,000		381,884,000

Total, Regular Programs		526,124,000		51,399,000		20,000,000		597,523,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				106,420,000				106,420,000
Construction of Two-Storey Forestry Building						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				107,420,000		25,000,000		132,420,000

Total, Project(s)				107,420,000		25,000,000		132,420,000

TOTAL NEW APPROPRIATIONS	₱	526,124,000	₱	158,819,000	₱	45,000,000	₱	729,943,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	313,982

Total Permanent Positions	313,982

Other Compensation Common to All
Personnel Economic Relief Allowance	13,620
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	3,976
Honoraria	3,794

490	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Mid-Year Bonus - Civilian	26,165
Year End Bonus	26,165
Cash Gift	2,840
Productivity Enhancement Incentive	2,840
Step Increment	784

Total Other Compensation Common to All	80,772

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,168
Lump-sum for Filling of Positions - Civilian	115,306

Total Other Compensation for Specific Groups	116,474

Other Benefits
PAG-IBIG Contributions	1,364
PhilHealth Contributions	7,331
Employees Compensation Insurance Premiums	681
Loyalty Award - Civilian	535
Terminal Leave	1,961

Total Other Benefits	11,872

Non-Permanent Positions	3,024

Total Personnel Services	526,124

Maintenance and Other Operating Expenses
Travelling Expenses	4,710
Training and Scholarship Expenses	3,782
Supplies and Materials Expenses	12,682
Utility Expenses	9,500
Communication Expenses	804
Awards/Rewards and Prizes	350
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	5,150
General Services	8,004
Repairs and Maintenance	1,597
Financial Assistance/Subsidy	107,420
Taxes, Insurance Premiums and Other Fees	3,050
Labor and Wages	200
Other Maintenance and Operating Expenses
Advertising Expenses	100
Representation Expenses	400
Transportation and Delivery Expenses	522
Membership Dues and Contributions to Organizations	200
Subscription Expenses	150

Total Maintenance and Other Operating Expenses	158,819

Total Current Operating Expenditures	684,943

DECEMBER 30, 2024	OFFICIAL GAZETTE	491
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	20,000

Total Capital Outlays	45,000

TOTAL NEW APPROPRIATIONS	729,943

E.5. QUIRINO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	412,822,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	68,273,000	₱	34,004,000	₱		₱	102,277,000
Support to Operations		9,349,000		6,796,000				16,145,000
Operations		141,848,000		21,816,000		20,000,000		183,664,000

HIGHER EDUCATION PROGRAM		115,567,000		14,333,000		20,000,000		149,900,000
ADVANCED EDUCATION PROGRAM		1,903,000		1,300,000				3,203,000
RESEARCH PROGRAM		9,831,000		5,718,000				15,549,000
TECHNICAL ADVISORY EXTENSION PROGRAM		14,547,000		465,000				15,012,000

Total, Regular Programs		219,470,000		62,616,000		20,000,000		302,086,000

B. PROJECT(S)
Locally-Funded Project(s)				65,736,000		45,000,000		110,736,000

Total, Project(s)				65,736,000		45,000,000		110,736,000

TOTAL NEW APPROPRIATIONS	₱	219,470,000	₱	128,352,000	₱	65,000,000	₱	412,822,000

492	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	55,306,000	₱	34,004,000	₱		₱	89,310,000
Administration of Personnel Benefits		12,967,000						12,967,000

Sub-total, General Administration and Support		68,273,000		34,004,000				102,277,000

Support to Operations
Auxiliary Services		9,349,000		6,796,000				16,145,000

Sub-total, Support to Operations		9,349,000		6,796,000				16,145,000

Operations
HIGHER EDUCATION PROGRAM		115,567,000		14,333,000		20,000,000		149,900,000

Provision of Higher Education Services		115,567,000		14,333,000		20,000,000		149,900,000
ADVANCED EDUCATION PROGRAM		1,903,000		1,300,000				3,203,000

Provision of Advanced Education Services		1,903,000		1,300,000				3,203,000
RESEARCH PROGRAM		9,831,000		5,718,000				15,549,000

Conduct of Research Services		9,831,000		5,718,000				15,549,000
TECHNICAL ADVISORY EXTENSION PROGRAM		14,547,000		465,000				15,012,000

Provision of Extension Services		14,547,000		465,000				15,012,000

Sub-total, Operations		141,848,000		21,816,000		20,000,000		183,664,000

Total, Regular Programs		219,470,000		62,616,000		20,000,000		302,086,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				64,736,000				64,736,000
Improvement of Library (Maddela Campus)						10,000,000		10,000,000
Improvement of Tourism Management Building (Former Laboratory High School) - Diffun Campus						35,000,000		35,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				65,736,000		45,000,000		110,736,000

Total, Project(s)				65,736,000		45,000,000		110,736,000

TOTAL NEW APPROPRIATIONS	₱	219,470,000	₱	128,352,000	₱	65,000,000	₱	412,822,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	493
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	158,039

Total Permanent Positions	158,039

Other Compensation Common to All
Personnel Economic Relief Allowance	7,752
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	2,261
Honoraria	1,903
Mid-Year Bonus - Civilian	13,171
Year End Bonus	13,171
Cash Gift	1,615
Productivity Enhancement Incentive	1,615
Step Increment	395

Total Other Compensation Common to All	42,411

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	394
Lump-sum for Filling of Positions - Civilian	11,720

Total Other Compensation for Specific Groups	12,114

Other Benefits
PAG-IBIG Contributions	775
PhilHealth Contributions	3,837
Employees Compensation Insurance Premiums	388
Loyalty Award - Civilian	270
Terminal Leave	1,247

Total Other Benefits	6,517

Non-Permanent Positions	389

Total Personnel Services	219,470

Maintenance and Other Operating Expenses
Travelling Expenses	2,379
Training and Scholarship Expenses	3,164
Supplies and Materials Expenses	27,695

494	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Utility Expenses	12,528
Communication Expenses	837
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,910
General Services	4,763
Repairs and Maintenance	3,316
Financial Assistance/Subsidy	65,736
Taxes, Insurance Premiums and Other Fees	2,036
Labor and Wages	600
Other Maintenance and Operating Expenses
Advertising Expenses	85
Printing and Publication Expenses	1,035
Representation Expenses	981
Membership Dues and Contributions to Organizations	139
Subscription Expenses	12

Total Maintenance and Other Operating Expenses	128,352

Total Current Operating Expenditures	347,822

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	10,000
Transportation Equipment Outlay	10,000

Total Capital Outlays	65,000

TOTAL NEW APPROPRIATIONS	412,822

DECEMBER 30, 2024	OFFICIAL GAZETTE	495
STATE UNIVERSITIES AND COLLEGES

F. REGION III - CENTRAL LUZON

F.1. AURORA STATE COLLEGE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	284,320,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	62,957,000	₱	10,668,000	₱	5,887,000	₱	79,512,000
Support to Operations		2,835,000		1,732,000				4,567,000
Operations		71,253,000		55,619,000		10,000,000		136,872,000

HIGHER EDUCATION PROGRAM		71,253,000		51,067,000		10,000,000		132,320,000
RESEARCH PROGRAM				2,327,000				2,327,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,225,000				2,225,000

Total, Regular Programs		137,045,000		68,019,000		15,887,000		220,951,000

B. PROJECT(S)
Locally-Funded Project(s)				50,869,000		12,500,000		63,369,000

Total, Project(s)				50,869,000		12,500,000		63,369,000

TOTAL NEW APPROPRIATIONS	₱	137,045,000	₱	118,888,000	₱	28,387,000	₱	284,320,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	51,271,000	₱	10,668,000	₱	5,887,000	₱	67,826,000
Administration of Personnel Benefits		11,686,000						11,686,000

Sub-total, General Administration and Support		62,957,000		10,668,000		5,887,000		79,512,000

496	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Auxiliary Services		2,835,000		1,732,000				4,567,000

Sub-total, Support to Operations		2,835,000		1,732,000				4,567,000

Operations
HIGHER EDUCATION PROGRAM		71,253,000		51,067,000		10,000,000		132,320,000

Provision of Higher Education Services		71,253,000		51,067,000		10,000,000		132,320,000
RESEARCH PROGRAM				2,327,000				2,327,000

Conduct of Research Services				2,327,000				2,327,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,225,000				2,225,000

Provision of Extension Services				2,225,000				2,225,000

Sub-total, Operations		71,253,000		55,619,000		10,000,000		136,872,000

Total, Regular Programs		137,045,000		68,019,000		15,887,000		220,951,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				49,869,000				49,869,000
Construction of 20-Classroom Building at Zabali Campus, Phase I						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				50,869,000		12,500,000		63,369,000

Total, Project(s)				50,869,000		12,500,000		63,369,000

TOTAL NEW APPROPRIATIONS	₱	137,045,000	₱	118,888,000	₱	28,387,000	₱	284,320,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	92,013

Total Permanent Positions	92,013

DECEMBER 30, 2024	OFFICIAL GAZETTE	497
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	4,680
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	1,365
Honoraria	2,999
Mid-Year Bonus - Civilian	7,668
Year End Bonus	7,668
Cash Gift	975
Productivity Enhancement Incentive	975
Step Increment	230

Total Other Compensation Common to All	26,944

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	135
Lump-sum for Filling of Positions - Civilian	10,583

Total Other Compensation for Specific Groups	10,718

Other Benefits
PAG-IBIG Contributions	468
PhilHealth Contributions	2,200
Employees Compensation Insurance Premiums	234
Loyalty Award - Civilian	130
Terminal Leave	1,103

Total Other Benefits	4,135

Non-Permanent Positions	3,235

Total Personnel Services	137,045

Maintenance and Other Operating Expenses
Travelling Expenses	5,250
Training and Scholarship Expenses	3,650
Supplies and Materials Expenses	6,570
Utility Expenses	4,795
Communication Expenses	1,006
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	137
Professional Services	35,748
General Services	2,701
Repairs and Maintenance	2,350
Financial Assistance/Subsidy	50,869
Taxes, Insurance Premiums and Other Fees	393
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	200
Representation Expenses	594
Transportation and Delivery Expenses	100

498	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Rent/Lease Expenses	360
Membership Dues and Contributions to Organizations	1,000
Subscription Expenses	250
Other Maintenance and Operating Expenses	2,815

Total Maintenance and Other Operating Expenses	118,888

Total Current Operating Expenditures	255,933

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	10,000
Transportation Equipment Outlay	5,887

Total Capital Outlays	28,387

TOTAL NEW APPROPRIATIONS	284,320

F.2. BATAAN PENINSULA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	940,143,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	134,614,000	₱	24,008,000	₱	6,500,000	₱	165,122,000
Support to Operations		22,967,000		8,734,000				31,701,000
Operations		317,740,000		46,391,000		15,000,000		379,131,000

HIGHER EDUCATION PROGRAM		312,364,000		40,094,000		15,000,000		367,458,000
RESEARCH PROGRAM		4,597,000		4,078,000				8,675,000
TECHNICAL ADVISORY EXTENSION PROGRAM		779,000		2,219,000				2,998,000

Total, Regular Programs		475,321,000		79,133,000		21,500,000		575,954,000

B. PROJECT(S)
Locally-Funded Project(s)				282,525,000		81,664,000		364,189,000

Total, Project(s)				282,525,000		81,664,000		364,189,000

TOTAL NEW APPROPRIATIONS	₱	475,321,000	₱	361,658,000	₱	103,164,000	₱	940,143,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	499
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	112,203,000	₱	24,008,000	₱	6,500,000	₱	142,711,000
Administration of Personnel Benefits		22,411,000						22,411,000

Sub-total, General Administration and Support		134,614,000		24,008,000		6,500,000		165,122,000

Support to Operations
Auxiliary Services		22,967,000		8,734,000				31,701,000

Sub-total, Support to Operations		22,967,000		8,734,000				31,701,000

Operations
HIGHER EDUCATION PROGRAM		312,364,000		40,094,000		15,000,000		367,458,000

Provision of Higher Education Services		312,364,000		40,094,000		15,000,000		367,458,000
RESEARCH PROGRAM		4,597,000		4,078,000				8,675,000

Conduct of Research Services		4,597,000		4,078,000				8,675,000
TECHNICAL ADVISORY EXTENSION PROGRAM		779,000		2,219,000				2,998,000

Provision of Extension Services		779,000		2,219,000				2,998,000

Sub-total, Operations		317,740,000		46,391,000		15,000,000		379,131,000

Total, Regular Programs		475,321,000		79,133,000		21,500,000		575,954,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				281,525,000				281,525,000
Development of Water Supply System at Abucay Campus						25,000,000		25,000,000
Completion of Three-Storey Academic Building at Orani Campus						56,664,000		56,664,000

500	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				282,525,000		81,664,000		364,189,000

Total, Project(s)				282,525,000		81,664,000		364,189,000

TOTAL NEW APPROPRIATIONS	₱	475,321,000	₱	361,658,000	₱	103,164,000	₱	940,143,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	341,890

Total Permanent Positions	341,890

Other Compensation Common to All
Personnel Economic Relief Allowance	15,984
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	4,662
Honoraria	9,734
Mid-Year Bonus - Civilian	28,490
Year End Bonus	28,490
Cash Gift	3,330
Productivity Enhancement Incentive	3,330
Step Increment	855

Total Other Compensation Common to All	95,439

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,079
Lump-sum for Filling of Positions - Civilian	19,117

Total Other Compensation for Specific Groups	20,196

Other Benefits
PAG-IBIG Contributions	1,598
PhilHealth Contributions	8,353
Employees Compensation Insurance Premiums	799
Loyalty Award - Civilian	305
Terminal Leave	3,294

Total Other Benefits	14,349

Non-Permanent Positions	3,447

Total Personnel Services	475,321

DECEMBER 30, 2024	OFFICIAL GAZETTE	501
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	2,382
Training and Scholarship Expenses	1,990
Supplies and Materials Expenses	18,038
Utility Expenses	36,267
Communication Expenses	2,604
Awards/Rewards and Prizes	2,811
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,602
General Services	23
Repairs and Maintenance	2,778
Financial Assistance/Subsidy	282,525
Taxes, Insurance Premiums and Other Fees	2,673
Labor and Wages	2,059
Other Maintenance and Operating Expenses
Advertising Expenses	288
Representation Expenses	403
Transportation and Delivery Expenses	49
Rent/Lease Expenses	76
Subscription Expenses	3,943
Other Maintenance and Operating Expenses	1,015

Total Maintenance and Other Operating Expenses	361,658

Total Current Operating Expenditures	836,979

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	25,000
Buildings and Other Structures	53,000
Machinery and Equipment Outlay	7,930
Transportation Equipment Outlay	6,500
Furniture, Fixtures and Books Outlay	10,734

Total Capital Outlays	103,164

TOTAL NEW APPROPRIATIONS	940,143

F.3. BULACAN AGRICULTURAL STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,311,772,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	55,059,000	₱	10,730,000	₱	2,500,000	₱	68,289,000

502	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations		4,312,000		3,416,000				7,728,000
Operations		93,248,000		32,142,000		15,000,000		140,390,000

HIGHER EDUCATION PROGRAM		89,872,000		27,923,000		15,000,000		132,795,000
RESEARCH PROGRAM		575,000		2,780,000				3,355,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,801,000		1,439,000				4,240,000

Total, Regular Programs		152,619,000		46,288,000		17,500,000		216,407,000

B. PROJECT(S)
Locally-Funded Project(s)				70,365,000		1,025,000,000		1,095,365,000

Total, Project(s)				70,365,000		1,025,000,000		1,095,365,000

TOTAL NEW APPROPRIATIONS	₱	152,619,000	₱	116,653,000	₱	1,042,500,000	₱	1,311,772,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,281,000	₱	10,730,000	₱	2,500,000	₱	42,511,000
Administration of Personnel Benefits		25,778,000						25,778,000

Sub-total, General Administration and Support		55,059,000		10,730,000		2,500,000		68,289,000

Support to Operations
Auxiliary Services		4,312,000		3,416,000				7,728,000

Sub-total, Support to Operations		4,312,000		3,416,000				7,728,000

Operations
HIGHER EDUCATION PROGRAM		89,872,000		27,923,000		15,000,000		132,795,000

Provision of Higher Education Services		89,872,000		27,923,000		15,000,000		132,795,000
RESEARCH PROGRAM		575,000		2,780,000				3,355,000

Conduct of Research Services		575,000		2,780,000				3,355,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	503
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		2,801,000		1,439,000				4,240,000

Provision of Extension Services		2,801,000		1,439,000				4,240,000

Sub-total, Operations		93,248,000		32,142,000		15,000,000		140,390,000

Total, Regular Programs		152,619,000		46,288,000		17,500,000		216,407,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				61,365,000				61,365,000
Construction of Two-Storey Agroforestry Building with Rainwater Catchment Facility						25,000,000		25,000,000
Digital Harvest: Transforming Bulacan Agricultural State College into a Digital Innovation Hub						1,000,000,000		1,000,000,000
Tulong Dunong Program				9,000,000				9,000,000

Sub-total, Locally-Funded Project(s)				70,365,000		1,025,000,000		1,095,365,000

Total, Project(s)				70,365,000		1,025,000,000		1,095,365,000

TOTAL NEW APPROPRIATIONS	₱	152,619,000	₱	116,653,000	₱	1,042,500,000	₱	1,311,772,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	96,190

Total Permanent Positions	96,190

Other Compensation Common to All
Personnel Economic Relief Allowance	4,992
Representation Allowance	138
Transportation Allowance	138
Clothing and Uniform Allowance	1,456
Honoraria	1,200
Mid-Year Bonus - Civilian	8,016
Year End Bonus	8,016
Cash Gift	1,040
Productivity Enhancement Incentive	1,040
Step Increment	241

Total Other Compensation Common to All	26,277

504	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	134
Lump-sum for Filling of Positions - Civilian	23,426

Total Other Compensation for Specific Groups	23,560

Other Benefits
PAG-IBIG Contributions	499
PhilHealth Contributions	2,370
Employees Compensation Insurance Premiums	249
Loyalty Award - Civilian	40
Terminal Leave	2,352

Total Other Benefits	5,510

Non-Permanent Positions	1,082

Total Personnel Services	152,619

Maintenance and Other Operating Expenses
Travelling Expenses	2,863
Training and Scholarship Expenses	2,632
Supplies and Materials Expenses	10,098
Utility Expenses	9,051
Communication Expenses	2,639
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	700
General Services	2,635
Repairs and Maintenance	6,691
Financial Assistance/Subsidy	70,365
Taxes, Insurance Premiums and Other Fees	1,166
Labor and Wages	815
Other Maintenance and Operating Expenses
Advertising Expenses	856
Printing and Publication Expenses	550
Representation Expenses	2,431
Transportation and Delivery Expenses	234
Rent/Lease Expenses	545
Membership Dues and Contributions to Organizations	650
Subscription Expenses	300
Other Maintenance and Operating Expenses	1,300

Total Maintenance and Other Operating Expenses	116,653

Total Current Operating Expenditures	269,272

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	1,015,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	505
STATE UNIVERSITIES AND COLLEGES

Transportation Equipment Outlay	2,500

Total Capital Outlays	1,042,500

TOTAL NEW APPROPRIATIONS	1,311,772

F.4. BULACAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,718,696,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	201,251,000	₱	44,523,000	₱	6,000,000	₱	251,774,000
Support to Operations				9,000				9,000
Operations		575,321,000		162,943,000		15,000,000		753,264,000

HIGHER EDUCATION PROGRAM		541,065,000		116,403,000		15,000,000		672,468,000
ADVANCED EDUCATION PROGRAM		6,741,000		5,346,000				12,087,000
RESEARCH PROGRAM		5,179,000		40,168,000				45,347,000
TECHNICAL ADVISORY EXTENSION PROGRAM		22,336,000		1,026,000				23,362,000

Total, Regular Programs		776,572,000		207,475,000		21,000,000		1,005,047,000

B. PROJECT(S)
Locally-Funded Project(s)				568,749,000		144,900,000		713,649,000

Total, Project(s)				568,749,000		144,900,000		713,649,000

TOTAL NEW APPROPRIATIONS	₱	776,572,000	₱	776,224,000	₱	165,900,000	₱	1,718,696,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	74,456,000	₱	44,523,000	₱	6,000,000	₱	124,979,000

506	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Administration of Personnel Benefits		126,795,000						126,795,000

Sub-total, General Administration and Support		201,251,000		44,523,000		6,000,000		251,774,000

Support to Operations
Auxiliary Services				9,000				9,000

Sub-total, Support to Operations				9,000				9,000

Operations
HIGHER EDUCATION PROGRAM		541,065,000		116,403,000		15,000,000		672,468,000

Provision of Higher Education Services		541,065,000		116,403,000		15,000,000		672,468,000
ADVANCED EDUCATION PROGRAM		6,741,000		5,346,000				12,087,000

Provision of Advanced Education Services		6,741,000		5,346,000				12,087,000
RESEARCH PROGRAM		5,179,000		40,168,000				45,347,000

Conduct of Research Services		5,179,000		40,168,000				45,347,000
TECHNICAL ADVISORY EXTENSION PROGRAM		22,336,000		1,026,000				23,362,000

Provision of Extension Services		22,336,000		1,026,000				23,362,000

Sub-total, Operations		575,321,000		162,943,000		15,000,000		753,264,000

Total, Regular Programs		776,572,000		207,475,000		21,000,000		1,005,047,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				557,749,000				557,749,000
Completion of Dormitory Building at San Rafael Campus						85,000,000		85,000,000
Renovation of Academic Facilities for the College of Engineering at the Main Campus						20,000,000		20,000,000
Renovation of Bulacan State University (BulSU) Activity Center						18,900,000		18,900,000
Tulong Dunong Program				11,000,000				11,000,000
Rehabilitation of Bulacan State University						21,000,000		21,000,000

Sub-total, Locally-Funded Project(s)				568,749,000		144,900,000		713,649,000

Total, Project(s)				568,749,000		144,900,000		713,649,000

TOTAL NEW APPROPRIATIONS	₱	776,572,000	₱	776,224,000	₱	165,900,000	₱	1,718,696,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	507
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	510,353

Total Permanent Positions	510,353

Other Compensation Common to All
Personnel Economic Relief Allowance	18,408
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	5,369
Honoraria	3,037
Mid-Year Bonus - Civilian	42,530
Year End Bonus	42,530
Cash Gift	3,835
Productivity Enhancement Incentive	3,835
Step Increment	1,277

Total Other Compensation Common to All	121,385

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	731
Lump-sum for Filling of Positions - Civilian	124,939

Total Other Compensation for Specific Groups	125,670

Other Benefits
PAG-IBIG Contributions	1,840
PhilHealth Contributions	11,769
Employees Compensation Insurance Premiums	921
Loyalty Award - Civilian	370
Terminal Leave	1,856

Total Other Benefits	16,756

Non-Permanent Positions	2,408

Total Personnel Services	776,572

Maintenance and Other Operating Expenses
Travelling Expenses	8,160
Training and Scholarship Expenses	11,091

508	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Supplies and Materials Expenses	44,297
Utility Expenses	28,515
Communication Expenses	10,838
Awards/Rewards and Prizes	50
Survey, Research, Exploration and Development Expenses	106
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	23,149
General Services	43,594
Repairs and Maintenance	9,476
Financial Assistance/Subsidy	568,749
Taxes, Insurance Premiums and Other Fees	2,205
Other Maintenance and Operating Expenses
Advertising Expenses	155
Printing and Publication Expenses	1,300
Representation Expenses	3,378
Rent/Lease Expenses	1,050
Membership Dues and Contributions to Organizations	200
Subscription Expenses	11,060
Other Maintenance and Operating Expenses	8,719

Total Maintenance and Other Operating Expenses	776,224

Total Current Operating Expenditures	1,552,796

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	144,900
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	6,000

Total Capital Outlays	165,900

TOTAL NEW APPROPRIATIONS	1,718,696

F.5. CENTRAL LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,259,830,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	199,881,000	₱	90,070,000	₱	10,000,000	₱	299,951,000
Support to Operations		31,970,000		8,473,000				40,443,000
Operations		510,712,000		140,563,000		20,000,000		671,275,000

HIGHER EDUCATION PROGRAM		450,547,000		80,836,000		20,000,000		551,383,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	509
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM				3,229,000				3,229,000
RESEARCH PROGRAM		37,417,000		10,652,000				48,069,000
TECHNICAL ADVISORY EXTENSION PROGRAM		22,748,000		45,846,000				68,594,000

Total, Regular Programs		742,563,000		239,106,000		30,000,000		1,011,669,000

B. PROJECT(S)
Locally-Funded Project(s)				125,690,000		122,471,000		248,161,000

Total, Project(s)				125,690,000		122,471,000		248,161,000

TOTAL NEW APPROPRIATIONS	₱	742,563,000	₱	364,796,000	₱	152,471,000	₱	1,259,830,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	124,203,000	₱	90,070,000	₱	10,000,000	₱	224,273,000
Administration of Personnel Benefits		75,678,000						75,678,000

Sub-total, General Administration and Support		199,881,000		90,070,000		10,000,000		299,951,000

Support to Operations
Auxiliary Services		31,970,000		8,473,000				40,443,000

Sub-total, Support to Operations		31,970,000		8,473,000				40,443,000

Operations
HIGHER EDUCATION PROGRAM		450,547,000		80,836,000		20,000,000		551,383,000

Provision of Higher Education Services		450,547,000		80,836,000		20,000,000		551,383,000
ADVANCED EDUCATION PROGRAM				3,229,000				3,229,000

Provision of Advanced Education Services				3,229,000				3,229,000
RESEARCH PROGRAM		37,417,000		10,652,000				48,069,000

Conduct of Research Services		37,417,000		10,652,000				48,069,000

510	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

TECHNICAL ADVISORY EXTENSION PROGRAM		22,748,000		45,846,000				68,594,000

Provision of Extension Services		22,748,000		45,846,000				68,594,000

Sub-total, Operations		510,712,000		140,563,000		20,000,000		671,275,000

Total, Regular Programs		742,563,000		239,106,000		30,000,000		1,011,669,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				124,690,000				124,690,000
Completion of the Construction of Three-Storey Dormitory Building Phase 1-B						19,500,000		19,500,000
Construction of Three-Storey Dormitory Building Phase II						39,500,000		39,500,000
Rehabilitation of Library Roof Including Eaves and Concrete Gutter, Replacement of Ceiling (Second Floor) and Column Bricks						6,281,000		6,281,000
Redesigning the University Library Spaces into a State-of-the-Art Learning Commons Model						37,215,000		37,215,000
Repair, Renovation and Improvement of the Lecture Rooms, Laboratory Rooms and Facilities of the CVSM Building and CLSU Veterinary Teaching Hospital						19,975,000		19,975,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				125,690,000		122,471,000		248,161,000

Total, Project(s)				125,690,000		122,471,000		248,161,000

TOTAL NEW APPROPRIATIONS	₱	742,563,000	₱	364,796,000	₱	152,471,000	₱	1,259,830,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	509,445

Total Permanent Positions	509,445

Other Compensation Common to All
Personnel Economic Relief Allowance	24,216
Representation Allowance	222

DECEMBER 30, 2024	OFFICIAL GAZETTE	511
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	222
Clothing and Uniform Allowance	7,063
Honoraria	3,438
Mid-Year Bonus - Civilian	42,453
Year End Bonus	42,453
Cash Gift	5,045
Productivity Enhancement Incentive	5,045
Step Increment	1,274

Total Other Compensation Common to All	131,431

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,086
Magna Carta for Science & Technology Personnel	7,987
Lump-sum for Filling of Positions - Civilian	48,890

Total Other Compensation for Specific Groups	58,963

Other Benefits
PAG-IBIG Contributions	2,422
PhilHealth Contributions	11,718
Employees Compensation Insurance Premiums	1,211
Loyalty Award - Civilian	585
Terminal Leave	26,788

Total Other Benefits	42,724

Total Personnel Services	742,563

Maintenance and Other Operating Expenses
Travelling Expenses	8,048
Training and Scholarship Expenses	14,047
Supplies and Materials Expenses	51,330
Utility Expenses	64,906
Communication Expenses	14,461
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,180
Professional Services	4,050
General Services	23,029
Repairs and Maintenance	20,007
Financial Assistance/Subsidy	125,690
Taxes, Insurance Premiums and Other Fees	6,200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,357
Representation Expenses	4,059
Membership Dues and Contributions to Organizations	5,719
Other Maintenance and Operating Expenses	17,713

Total Maintenance and Other Operating Expenses	364,796

Total Current Operating Expenditures	1,107,359

512	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	122,471
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	10,000

Total Capital Outlays	152,471

TOTAL NEW APPROPRIATIONS	1,259,830

F.6. DON HONORIO VENTURA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,121,915,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	106,819,000	₱	20,889,000	₱	15,000,000	₱	142,708,000
Support to Operations		6,223,000		3,325,000				9,548,000
Operations		266,532,000		36,179,000		9,814,000		312,525,000

HIGHER EDUCATION PROGRAM		254,056,000		32,455,000		9,814,000		296,325,000
ADVANCED EDUCATION PROGRAM		7,282,000		446,000				7,728,000
RESEARCH PROGRAM		3,184,000		1,972,000				5,156,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,010,000		1,306,000				3,316,000

Total, Regular Programs		379,574,000		60,393,000		24,814,000		464,781,000

B. PROJECT(S)
Locally-Funded Project(s)				644,634,000		12,500,000		657,134,000

Total, Project(s)				644,634,000		12,500,000		657,134,000

TOTAL NEW APPROPRIATIONS	₱	379,574,000	₱	705,027,000	₱	37,314,000	₱	1,121,915,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	513
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	87,627,000	₱	20,889,000	₱	15,000,000	₱	123,516,000
Administration of Personnel Benefits		19,192,000						19,192,000

Sub-total, General Administration and Support		106,819,000		20,889,000		15,000,000		142,708,000

Support to Operations
Auxiliary Services		6,223,000		3,325,000				9,548,000

Sub-total, Support to Operations		6,223,000		3,325,000				9,548,000

Operations
HIGHER EDUCATION PROGRAM		254,056,000		32,455,000		9,814,000		296,325,000

Provision of Higher Education Services		254,056,000		32,455,000		9,814,000		296,325,000
ADVANCED EDUCATION PROGRAM		7,282,000		446,000				7,728,000

Provision of Advanced Education Services		7,282,000		446,000				7,728,000
RESEARCH PROGRAM		3,184,000		1,972,000				5,156,000

Conduct of Research Services		3,184,000		1,972,000				5,156,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,010,000		1,306,000				3,316,000

Provision of Extension Services		2,010,000		1,306,000				3,316,000

Sub-total, Operations		266,532,000		36,179,000		9,814,000		312,525,000

Total, Regular Programs		379,574,000		60,393,000		24,814,000		464,781,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				643,634,000				643,634,000
Construction of Academic Building 3 at Porac Campus, Porac, Pampanga						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				644,634,000		12,500,000		657,134,000

Total, Project(s)				644,634,000		12,500,000		657,134,000

TOTAL NEW APPROPRIATIONS	₱	379,574,000	₱	705,027,000	₱	37,314,000	₱	1,121,915,000

514	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	252,819

Total Permanent Positions	252,819

Other Compensation Common to All
Personnel Economic Relief Allowance	10,800
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,150
Honoraria	3,828
Mid-Year Bonus - Civilian	21,068
Year End Bonus	21,068
Cash Gift	2,250
Productivity Enhancement Incentive	2,250
Step Increment	632

Total Other Compensation Common to All	65,610

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	883
Lump-sum for Filling of Positions - Civilian	18,072

Total Other Compensation for Specific Groups	18,955

Other Benefits
PAG-IBIG Contributions	1,081
PhilHealth Contributions	6,132
Employees Compensation Insurance Premiums	539
Loyalty Award - Civilian	385
Terminal Leave	1,120

Total Other Benefits	9,257

Non-Permanent Positions	32,933

Total Personnel Services	379,574

Maintenance and Other Operating Expenses
Travelling Expenses	848
Training and Scholarship Expenses	4,986
Supplies and Materials Expenses	24,585
Utility Expenses	9,298

DECEMBER 30, 2024	OFFICIAL GAZETTE	515
STATE UNIVERSITIES AND COLLEGES

Communication Expenses	707
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,907
General Services	4,808
Repairs and Maintenance	5,420
Financial Assistance/Subsidy	644,634
Taxes, Insurance Premiums and Other Fees	816
Other Maintenance and Operating Expenses
Advertising Expenses	53
Printing and Publication Expenses	109
Representation Expenses	161
Transportation and Delivery Expenses	103
Membership Dues and Contributions to Organizations	373
Subscription Expenses	125
Other Maintenance and Operating Expenses	5,944

Total Maintenance and Other Operating Expenses	705,027

Total Current Operating Expenditures	1,084,601

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	27,500
Transportation Equipment Outlay	9,814

Total Capital Outlays	37,314

TOTAL NEW APPROPRIATIONS	1,121,915

F.7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,113,068,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	192,812,000	₱	43,972,000	₱	7,500,000	₱	244,284,000
Support to Operations		9,152,000		1,724,000				10,876,000
Operations		429,993,000		30,168,000		15,000,000		475,161,000

HIGHER EDUCATION PROGRAM		376,449,000		25,144,000		15,000,000		416,593,000
ADVANCED EDUCATION PROGRAM		33,375,000		1,725,000				35,100,000

516	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

RESEARCH PROGRAM		9,987,000		1,440,000				11,427,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,182,000		1,859,000				12,041,000

Total, Regular Programs		631,957,000		75,864,000		22,500,000		730,321,000

B. PROJECT(S)
Locally-Funded Project(s)				357,747,000		25,000,000		382,747,000

Total, Project(s)				357,747,000		25,000,000		382,747,000

TOTAL NEW APPROPRIATIONS	₱	631,957,000	₱	433,611,000	₱	47,500,000	₱	1,113,068,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	115,083,000	₱	43,972,000	₱	7,500,000	₱	166,555,000
Administration of Personnel Benefits		77,729,000						77,729,000

Sub-total, General Administration and Support		192,812,000		43,972,000		7,500,000		244,284,000

Support to Operations
Auxiliary Services		9,152,000		1,724,000				10,876,000

Sub-total, Support to Operations		9,152,000		1,724,000				10,876,000

Operations
HIGHER EDUCATION PROGRAM		376,449,000		25,144,000		15,000,000		416,593,000

Provision of Higher Education Services		376,449,000		25,144,000		15,000,000		416,593,000
ADVANCED EDUCATION PROGRAM		33,375,000		1,725,000				35,100,000

Provision of Advanced Education Services		33,375,000		1,725,000				35,100,000
RESEARCH PROGRAM		9,987,000		1,440,000				11,427,000

Conduct of Research Services		9,987,000		1,440,000				11,427,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,182,000		1,859,000				12,041,000

Provision of Extension Services		10,182,000		1,859,000				12,041,000

Sub-total, Operations		429,993,000		30,168,000		15,000,000		475,161,000

Total, Regular Programs		631,957,000		75,864,000		22,500,000		730,321,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	517
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				356,747,000				356,747,000
Construction of Training Center (San Isidro-Tabon Campus)						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				357,747,000		25,000,000		382,747,000

Total, Project(s)				357,747,000		25,000,000		382,747,000

TOTAL NEW APPROPRIATIONS	₱	631,957,000	₱	433,611,000	₱	47,500,000	₱	1,113,068,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	424,490

Total Permanent Positions	424,490

Other Compensation Common to All
Personnel Economic Relief Allowance	17,784
Representation Allowance	396
Transportation Allowance	396
Clothing and Uniform Allowance	5,187
Honoraria	2,205
Mid-Year Bonus - Civilian	35,374
Year End Bonus	35,374
Cash Gift	3,705
Productivity Enhancement Incentive	3,705
Step Increment	1,061

Total Other Compensation Common to All	105,187

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,328
Lump-sum for Filling of Positions - Civilian	76,952

Total Other Compensation for Specific Groups	78,280

518	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
PAG-IBIG Contributions	1,778
PhilHealth Contributions	10,030
Employees Compensation Insurance Premiums	890
Loyalty Award - Civilian	455
Terminal Leave	777

Total Other Benefits	13,930

Non-Permanent Positions	10,070

Total Personnel Services	631,957

Maintenance and Other Operating Expenses
Travelling Expenses	1,765
Training and Scholarship Expenses	1,650
Supplies and Materials Expenses	37,796
Utility Expenses	15,051
Communication Expenses	1,860
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,329
General Services	982
Repairs and Maintenance	3,898
Financial Assistance/Subsidy	357,747
Taxes, Insurance Premiums and Other Fees	5,613
Labor and Wages	1,575
Other Maintenance and Operating Expenses
Advertising Expenses	263
Printing and Publication Expenses	717
Representation Expenses	1,050
Transportation and Delivery Expenses	84
Rent/Lease Expenses	525
Membership Dues and Contributions to Organizations	793
Subscription Expenses	290
Other Maintenance and Operating Expenses	473

Total Maintenance and Other Operating Expenses	433,611

Total Current Operating Expenditures	1,065,568

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	7,500

Total Capital Outlays	47,500

TOTAL NEW APPROPRIATIONS	1,113,068

DECEMBER 30, 2024	OFFICIAL GAZETTE	519
STATE UNIVERSITIES AND COLLEGES

F.8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	500,794,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	93,967,000	₱	33,454,000	₱	5,200,000	₱	132,621,000
Support to Operations		13,187,000		2,664,000				15,851,000
Operations		209,293,000		34,978,000		20,000,000		264,271,000

HIGHER EDUCATION PROGRAM		186,835,000		15,360,000		20,000,000		222,195,000
ADVANCED EDUCATION PROGRAM		5,179,000		1,589,000				6,768,000
RESEARCH PROGRAM		10,828,000		13,725,000				24,553,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,451,000		4,304,000				10,755,000

Total, Regular Programs		316,447,000		71,096,000		25,200,000		412,743,000

B. PROJECT(S)
Locally-Funded Project(s)				63,051,000		25,000,000		88,051,000

Total, Project(s)				63,051,000		25,000,000		88,051,000

TOTAL NEW APPROPRIATIONS	₱	316,447,000	₱	134,147,000	₱	50,200,000	₱	500,794,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	58,798,000	₱	33,454,000	₱	5,200,000	₱	97,452,000
Administration of Personnel Benefits		35,169,000						35,169,000

Sub-total, General Administration and Support		93,967,000		33,454,000		5,200,000		132,621,000

520	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Auxiliary Services		13,187,000		2,664,000				15,851,000

Sub-total, Support to Operations		13,187,000		2,664,000				15,851,000

Operations
HIGHER EDUCATION PROGRAM		186,835,000		15,360,000		20,000,000		222,195,000

Provision of Higher Education Services		186,835,000		15,360,000		20,000,000		222,195,000
ADVANCED EDUCATION PROGRAM		5,179,000		1,589,000				6,768,000

Provision of Advanced Education Services		5,179,000		1,589,000				6,768,000
RESEARCH PROGRAM		10,828,000		13,725,000				24,553,000

Conduct of Research Services		10,828,000		13,725,000				24,553,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,451,000		4,304,000				10,755,000

Provision of Extension Services		6,451,000		4,304,000				10,755,000

Sub-total, Operations		209,293,000		34,978,000		20,000,000		264,271,000

Total, Regular Programs		316,447,000		71,096,000		25,200,000		412,743,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				62,051,000				62,051,000
Construction of Animal Science and Fisheries Building						15,000,000		15,000,000
Repair and Rehabilitation of Farmer’s Training Center						10,000,000		10,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				63,051,000		25,000,000		88,051,000

Total, Project(s)				63,051,000		25,000,000		88,051,000

TOTAL NEW APPROPRIATIONS	₱	316,447,000	₱	134,147,000	₱	50,200,000	₱	500,794,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	521
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	206,027

Total Permanent Positions	206,027

Other Compensation Common to All
Personnel Economic Relief Allowance	9,144
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	2,667
Honoraria	15,512
Mid-Year Bonus - Civilian	17,169
Year End Bonus	17,169
Cash Gift	1,905
Productivity Enhancement Incentive	1,905
Step Increment	516

Total Other Compensation Common to All	66,575

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	552
Lump-sum for Filling of Positions - Civilian	33,798

Total Other Compensation for Specific Groups	34,350

Other Benefits
PAG-IBIG Contributions	914
PhilHealth Contributions	4,897
Employees Compensation Insurance Premiums	458
Loyalty Award - Civilian	250
Terminal Leave	1,371

Total Other Benefits	7,890

Non-Permanent Positions	1,605

Total Personnel Services	316,447

Maintenance and Other Operating Expenses
Travelling Expenses	5,063
Training and Scholarship Expenses	2,016
Supplies and Materials Expenses	11,518
Utility Expenses	11,719
Communication Expenses	634
Awards/Rewards and Prizes	529
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	1,954
General Services	8,494
Repairs and Maintenance	8,255
Financial Assistance/Subsidy	63,101
Taxes, Insurance Premiums and Other Fees	3,062
Labor and Wages	1,404

522	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Maintenance and Operating Expenses
Advertising Expenses	329
Printing and Publication Expenses	1,677
Representation Expenses	1,824
Transportation and Delivery Expenses	356
Rent/Lease Expenses	125
Membership Dues and Contributions to Organizations	783
Subscription Expenses	745
Other Maintenance and Operating Expenses	10,361

Total Maintenance and Other Operating Expenses	134,147

Total Current Operating Expenditures	450,594

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	5,200

Total Capital Outlays	50,200

TOTAL NEW APPROPRIATIONS	500,794

F.9. PHILIPPINE MERCHANT MARINE ACADEMY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	438,886,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	59,424,000	₱	57,409,000	₱	9,500,000	₱	126,333,000
Support to Operations		15,959,000		10,795,000				26,754,000
Operations		57,541,000		80,758,000		20,000,000		158,299,000

HIGHER EDUCATION PROGRAM		47,884,000		72,792,000		20,000,000		140,676,000
ADVANCED EDUCATION PROGRAM		8,401,000		5,908,000				14,309,000
RESEARCH PROGRAM		1,256,000		2,058,00 0				3,314,000

Total, Regular Programs		132,924,000		148,962,000		29,500,000		311,386,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	523
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				22,500,000		105,000,000		127,500,000

Total, Project(s)				22,500,000		105,000,000		127,500,000

TOTAL NEW APPROPRIATIONS	₱	132,924,000	₱	171,462,000	₱	134,500,000	₱	438,886,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,820,000	₱	57,409,000	₱	9,500,000	₱	99,729,000
Administration of Personnel Benefits		26,604,000						26,604,000

Sub-total, General Administration and Support		59,424,000		57,409,000		9,500,000		126,333,000

Support to Operations
Auxiliary Services		15,959,000		10,795,000				26,754,000

Sub-total, Support to Operations		15,959,000		10,795,000				26,754,000

Operations
HIGHER EDUCATION PROGRAM		47,884,000		72,792,000		20,000,000		140,676,000

Provision of Higher Education Services		47,884,000		72,792,000		20,000,000		140,676,000
ADVANCED EDUCATION PROGRAM		8,401,000		5,908,000				14,309,000

Provision of Advanced Education Services		8,401,000		5,908,000				14,309,000
RESEARCH PROGRAM		1,256,000		2,058,000				3,314,000

Conduct of Research Services		1,256,000		2,058,000				3,314,000

Sub-total, Operations		57,541,000		80,758,000		20,000,000		158,299,000

Total, Regular Programs		132,924,000		148,962,000		29,500,000		311,386,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				21,500,000				21,500,000
Construction of Simulator Research Center Building						25,000,000		25,000,000

524	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Procurement of Integrated Full Mission Bridge and Engine Room with Desktop Station						80,000,000		80,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				22,500,000		105,000,000		127,500,000

Total, Project(s)				22,500,000		105,000,000		127,500,000

TOTAL NEW APPROPRIATIONS	₱	132,924,000	₱	171,462,000	₱	134,500,000	₱	438,886,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	76,150

Total Permanent Positions	76,150

Other Compensation Common to All
Personnel Economic Relief Allowance	4,728
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,379
Honoraria	4,000
Mid-Year Bonus - Civilian	6,346
Year End Bonus	6,346
Cash Gift	985
Productivity Enhancement Incentive	985
Step Increment	191

Total Other Compensation Common to All	25,332

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	411
Lump-sum for Filling of Positions - Civilian	24,689
Anniversary Bonus - Civilian	585

Total Other Compensation for Specific Groups	25,685

Other Benefits
PAG-IBIG Contributions	473
PhilHealth Contributions	1,867
Employees Compensation Insurance Premiums	236
Loyalty Award - Civilian	110
Terminal Leave	1,915

Total Other Benefits	4,601

DECEMBER 30, 2024	OFFICIAL GAZETTE	525
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	1,156

Total Personnel Services	132,924

Maintenance and Other Operating Expenses
Travelling Expenses	4,150
Training and Scholarship Expenses	1,900
Supplies and Materials Expenses	62,881
Utility Expenses	19,000
Communication Expenses	6,672
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	9,655
General Services	13,622
Repairs and Maintenance	2,260
Financial Assistance/Subsidy	22,500
Taxes, Insurance Premiums and Other Fees	1,884
Other Maintenance and Operating Expenses
Printing and Publication Expenses	300
Representation Expenses	100
Membership Dues and Contributions to Organizations	415
Subscription Expenses	16,600
Other Maintenance and Operating Expenses	9,413

Total Maintenance and Other Operating Expenses	171,462

Total Current Operating Expenditures	304,386

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	100,000
Transportation Equipment Outlay	9,500

Total Capital Outlays	134,500

TOTAL NEW APPROPRIATIONS	438,886

F.10. PRESIDENT RAMON MAGSAYSAY STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	636,017,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	125,731,000	₱	33,487,000	₱	3,000,000	₱	162,218,000

526	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations		9,776,000		2,398,000				12,174,000
Operations		220,740,000		46,180,000		21,000,000		287,920,000

HIGHER EDUCATION PROGRAM		210,331,000		40,049,000		21,000,000		271,380,000
ADVANCED EDUCATION PROGRAM		7,469,000		1,719,000				9,188,000
RESEARCH PROGRAM		1,734,000		2,175,000				3,909,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,206,000		2,237,000				3,443,000

Total, Regular Programs		356,247,000		82,065,000		24,000,000		462,312,000

B. PROJECT(S)
Locally-Funded Project(s)				133,705,000		40,000,000		173,705,000

Total, Project(s)				133,705,000		40,000,000		173,705,000

TOTAL NEW APPROPRIATIONS	₱	356,247,000	₱	215,770,000	₱	64,000,000	₱	636,017,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	74,669,000	₱	33,487,000	₱	3,000,000	₱	111,156,000
Administration of Personnel Benefits		51,062,000						51,062,000

Sub-total, General Administration and Support		125,731,000		33,487,000		3,000,000		162,218,000

Support to Operations
Auxiliary Services		9,776,000		2,398,000				12,174,000

Sub-total, Support to Operations		9,776,000		2,398,000				12,174,000

Operations
HIGHER EDUCATION PROGRAM		210,331,000		40,049,000		21,000,000		271,380,000

Provision of Higher Education Services		210,331,000		40,049,000		21,000,000		271,380,000
ADVANCED EDUCATION PROGRAM		7,469,000		1,719,000				9,188,000

Provision of Advanced Education Services		7,469,000		1,719,000				9,188,000
RESEARCH PROGRAM		1,734,000		2,175,000				3,909,000

Conduct of Research Services		1,734,000		2,175,000				3,909,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	527
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		1,206,000		2,237,000				3,443,000

Provision of Extension Services		1,206,000		2,237,000				3,443,000

Sub-total, Operations		220,740,000		46,180,000		21,000,000		287,920,000

Total, Regular Programs		356,247,000		82,065,000		24,000,000		462,312,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				132,705,000				132,705,000
Construction of Three-Storey Business & Technology Academic Building, Castillejos Campus Phase 1						20,000,000		20,000,000
Repair/Rehabilitation of University Infrastructure and Facilities						20,000,000		20,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				133,705,000		40,000,000		173,705,000

Total, Project(s)				133,705,000		40,000,000		173,705,000

TOTAL NEW APPROPRIATIONS	₱	356,247,000	₱	215,770,000	₱	64,000,000	₱	636,017,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	229,565

Total Permanent Positions	229,565

Other Compensation Common to All
Personnel Economic Relief Allowance	11,496
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	3,353
Honoraria	2,812
Mid-Year Bonus - Civilian	19,131
Year End Bonus	19,131
Cash Gift	2,395
Productivity Enhancement Incentive	2,395
Step Increment	574

Total Other Compensation Common to All	61,707

528	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,017
Lump-sum for Filling of Positions - Civilian	47,835

Total Other Compensation for Specific Groups	48,852

Other Benefits
PAG-IBIG Contributions	1,150
PhilHealth Contributions	5,474
Employees Compensation Insurance Premiums	576
Loyalty Award - Civilian	220
Terminal Leave	3,227

Total Other Benefits	10,647

Non-Permanent Positions	5,476

Total Personnel Services	356,247

Maintenance and Other Operating Expenses
Travelling Expenses	4,600
Training and Scholarship Expenses	4,199
Supplies and Materials Expenses	13,363
Utility Expenses	18,276
Communication Expenses	5,547
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,000
General Services	18,780
Repairs and Maintenance	2,250
Financial Assistance/Subsidy	133,705
Taxes, Insurance Premiums and Other Fees	5,100
Other Maintenance and Operating Expenses
Printing and Publication Expenses	500
Representation Expenses	2,400
Membership Dues and Contributions to Organizations	700
Subscription Expenses	650
Other Maintenance and Operating Expenses	3,550

Total Maintenance and Other Operating Expenses	215,770

Total Current Operating Expenditures	572,017

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	9,000

Total Capital Outlays	64,000

TOTAL NEW APPROPRIATIONS	636,017

DECEMBER 30, 2024	OFFICIAL GAZETTE	529
STATE UNIVERSITIES AND COLLEGES

F.11. TARLAC AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	451,040,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	98,285,000	₱	36,868,000	₱	3,600,000	₱	138,753,000
Support to Operations		3,828,000		3,754,000				7,582,000
Operations		160,019,000		48,566,000		20,000,000		228,585,000

HIGHER EDUCATION PROGRAM		145,307,000		29,338,000		20,000,000		194,645,000
ADVANCED EDUCATION PROGRAM		3,644,000		2,006,000				5,650,000
RESEARCH PROGRAM		6,632,000		10,969,000				17,601,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,436,000		6,253,000				10,689,000

Total, Regular Programs		262,132,000		89,188,000		23,600,000		374,920,000

B. PROJECT(S)
Locally-Funded Project(s)				60,720,000		15,400,000		76,120,000

Total, Project(s)				60,720,000		15,400,000		76,120,000

TOTAL NEW APPROPRIATIONS	₱	262,132,000	₱	149,908,000	₱	39,000,000	₱	451,040,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,721,000	₱	36,868,000	₱	3,600,000	₱	94,189,000
Administration of Personnel Benefits		44,564,000						44,564,000

Sub-total, General Administration and Support		98,285,000		36,868,000		3,600,000		138,753,000

530	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Auxiliary Services		3,828,000		3,754,000				7,582,000

Sub-total, Support to Operations		3,828,000		3,754,000				7,582,000

Operations
HIGHER EDUCATION PROGRAM		145,307,000		29,338,000		20,000,000		194,645,000

Provision of Higher Education Services		145,307,000		29,338,000		20,000,000		194,645,000
ADVANCED EDUCATION PROGRAM		3,644,000		2,006,000				5,650,000

Provision of Advanced Education Services		3,644,000		2,006,000				5,650,000
RESEARCH PROGRAM		6,632,000		10,969,000				17,601,000

Conduct of Research Services		6,632,000		10,969,000				17,601,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,436,000		6,253,000				10,689,000

Provision of Extension Services		4,436,000		6,253,000				10,689,000

Sub-total, Operations		160,019,000		48,566,000		20,000,000		228,585,000

Total, Regular Programs		262,132,000		89,188,000		23,600,000		374,920,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				58,920,000				58,920,000
Development and Implementation of TAU Information Systems				800,000		400,000		1,200,000
Upgrading of College of Agriculture Animal Science Department Swine Laboratory with Facilities, Furniture and Equipment						15,000,000		15,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				60,720,000		15,400,000		76,120,000

Total, Project(s)				60,720,000		15,400,000		76,120,000

TOTAL NEW APPROPRIATIONS	₱	262,132,000	₱	149,908,000	₱	39,000,000	₱	451,040,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	531
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	166,623

Total Permanent Positions	166,623

Other Compensation Common to All
Personnel Economic Relief Allowance	8,880
Representation Allowance	144
Transportation Allowance	144
Clothing and Uniform Allowance	2,590
Honoraria	1,285
Mid-Year Bonus - Civilian	13,885
Year End Bonus	13,885
Cash Gift	1,850
Productivity Enhancement Incentive	1,850
Step Increment	416

Total Other Compensation Common to All	44,929

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	482
Lump-sum for Filling of Positions - Civilian	43,193

Total Other Compensation for Specific Groups	43,675

Other Benefits
PAG-IBIG Contributions	888
PhilHealth Contributions	4,017
Employees Compensation Insurance Premiums	444
Loyalty Award - Civilian	185
Terminal Leave	1,371

Total Other Benefits	6,905

Total Personnel Services	262,132

Maintenance and Other Operating Expenses
Travelling Expenses	7,164
Training and Scholarship Expenses	8,124
Supplies and Materials Expenses	17,544
Utility Expenses	28,512
Communication Expenses	2,016
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,592
Repairs and Maintenance	5,018
Financial Assistance/Subsidy	59,920
Taxes, Insurance Premiums and Other Fees	1,125
Labor and Wages	398
Other Maintenance and Operating Expenses
Advertising Expenses	88
Printing and Publication Expenses	300

532	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Representation Expenses	485
Membership Dues and Contributions to Organizations	522
Subscription Expenses	675
Donations	50
Other Maintenance and Operating Expenses	16,243

Total Maintenance and Other Operating Expenses	149,908

Total Current Operating Expenditures	412,040

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	11,000
Machinery and Equipment Outlay	23,400
Transportation Equipment Outlay	3,600
Furniture, Fixtures and Books Outlay	1,000

Total Capital Outlays	39,000

TOTAL NEW APPROPRIATIONS	451,040

F.12. TARLAC STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	914,586,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	129,777,000	₱	49,247,000	₱	6,921,000	₱	185,945,000
Support to Operations		13,103,000		5,481,000				18,584,000
Operations		277,299,000		85,995,000		15,000,000		378,294,000

HIGHER EDUCATION PROGRAM		263,959,000		82,436,000		15,000,000		361,395,000
ADVANCED EDUCATION PROGRAM		1,341,000		855,000				2,196,000
RESEARCH PROGRAM		7,368,000		1,930,000				9,298,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,631,000		774,000				5,405,000

Total, Regular Programs		420,179,000		140,723,000		21,921,000		582,823,000

B. PROJECT(S)
Locally-Funded Project(s)				291,763,000		40,000,000		331,763,000

Total, Project(s)				291,763,000		40,000,000		331,763,000

TOTAL NEW APPROPRIATIONS	₱	420,179,000	₱	432,486,000	₱	61,921,000	₱	914,586,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	533
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	69,345,000	₱	49,247,000	₱	6,921,000	₱	125,513,000
Administration of Personnel Benefits		60,432,000						60,432,000

Sub-total, General Administration and Support		129,777,000		49,247,000		6,921,000		185,945,000

Support to Operations
Auxiliary Services		13,103,000		5,481,000				18,584,000

Sub-total, Support to Operations		13,103,000		5,481,000				18,584,000

Operations
HIGHER EDUCATION PROGRAM		263,959,000		82,436,000		15,000,000		361,395,000

Provision of Higher Education Services		263,959,000		82,436,000		15,000,000		361,395,000
ADVANCED EDUCATION PROGRAM		1,341,000		855,000				2,196,000

Provision of Advanced Education Services		1,341,000		855,000				2,196,000
RESEARCH PROGRAM		7,368,000		1,930,000				9,298,000

Conduct of Research Services		7,368,000		1,930,000				9,298,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,631,000		774,000				5,405,000

Provision of Extension Services		4,631,000		774,000				5,405,000

Sub-total, Operations		277,299,000		85,995,000		15,000,000		378,294,000

Total, Regular Programs		420,179,000		140,723,000		21,921,000		582,823,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				290,763,000				290,763,000
Construction of Female Dormitory Building (Phase II)						40,000,000		40,000,000

534	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				291,763,000		40,000,000		331,763,000

Total, Project(s)				291,763,000		40,000,000		331,763,000

TOTAL NEW APPROPRIATIONS	₱	420,179,000	₱	432,486,000	₱	61,921,000	₱	914,586,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	271,454

Total Permanent Positions	271,454

Other Compensation Common to All
Personnel Economic Relief Allowance	11,808
Representation Allowance	354
Transportation Allowance	354
Clothing and Uniform Allowance	3,444
Honoraria	8,644
Mid-Year Bonus - Civilian	22,622
Year End Bonus	22,622
Cash Gift	2,460
Productivity Enhancement Incentive	2,460
Step Increment	679

Total Other Compensation Common to All	75,447

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	781
Lump-sum for Filling of Positions - Civilian	59,125

Total Other Compensation for Specific Groups	59,906

Other Benefits
PAG-IBIG Contributions	1,180
PhilHealth Contributions	6,300
Employees Compensation Insurance Premiums	590
Loyalty Award - Civilian	350
Terminal Leave	1,307

Total Other Benefits	9,727

Non-Permanent Positions	3,645

Total Personnel Services	420,179

DECEMBER 30, 2024	OFFICIAL GAZETTE	535
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	5,910
Training and Scholarship Expenses	3,695
Supplies and Materials Expenses	17,700
Utility Expenses	32,300
Communication Expenses	3,800
Awards/Rewards and Prizes	7,770
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	22,370
General Services	20,300
Repairs and Maintenance	200
Financial Assistance/Subsidy	291,763
Taxes, Insurance Premiums and Other Fees	5,090
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,600
Representation Expenses	900
Rent/Lease Expenses	60
Membership Dues and Contributions to Organizations	870
Subscription Expenses	3,100
Other Maintenance and Operating Expenses	13,908

Total Maintenance and Other Operating Expenses	432,486

Total Current Operating Expenditures	852,665

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	6,921

Total Capital Outlays	61,921

TOTAL NEW APPROPRIATIONS	914,586

536	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

G. REGION IV - SOUTHERN TAGALOG AND PALAWAN

G. REGION IVA - CALABARZON

G.1. BATANGAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,953,615,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	164,198,000	₱	27,519,000	₱		₱	191,717,000
Support to Operations		3,797,000		1,032,000				4,829,000
Operations		459,344,000		131,775,000		29,000,000		620,119,000

HIGHER EDUCATION PROGRAM		445,394,000		122,420,000		29,000,000		596,814,000
ADVANCED EDUCATION PROGRAM		7,419,000		262,000				7,681,000
RESEARCH PROGRAM		3,241,000		8,097,000				11,338,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,290,000		996,000				4,286,000

Total, Regular Programs		627,339,000		160,326,000		29,000,000		816,665,000

B. PROJECT(S)
Locally-Funded Project(s)				1,066,950,000		70,000,000		1,136,950,000

Total, Project(s)				1,066,950,000		70,000,000		1,136,950,000

TOTAL NEW APPROPRIATIONS	₱	627,339,000	₱	1,227,276,000	₱	99,000,000	₱	1,953,615,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	74,711,000	₱	27,519,000	₱	₱	102,230,000
Administration of Personnel Benefits		89,487,000					89,487,000

Sub-total, General Administration and Support		164,198,000		27,519,000			191,717,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	537
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		3,797,000		1,032,000				4,829,000

Sub-total, Support to Operations		3,797,000		1,032,000				4,829,000

Operations
HIGHER EDUCATION PROGRAM		445,394,000		122,420,000		29,000,000		596,814,000

Provision of Higher Education Services		445,394,000		122,420,000		29,000,000		596,814,000
ADVANCED EDUCATION PROGRAM		7,419,000		262,000				7,681,000

Provision of Advanced Education Services		7,419,000		262,000				7,681,000
RESEARCH PROGRAM		3,241,000		8,097,000				11,338,000

Conduct of Research Services		3,241,000		8,097,000				11,338,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,290,000		996,000				4,286,000

Provision of Extension Services		3,290,000		996,000				4,286,000

Sub-total, Operations		459,344,000		131,775,000		29,000,000		620,119,000

Total, Regular Programs		627,339,000		160,326,000		29,000,000		816,665,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				975,950,000				975,950,000
Completion of Three (3) Storey Learning Center Building, BatStateU San Juan						40,000,000		40,000,000
Tulong Dunong Program				91,000,000				91,000,000
Acquisition of Lot						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				1,066,950,000		70,000,000		1,136,950,000

Total, Project(s)				1,066,950,000		70,000,000		1,136,950,000

TOTAL NEW APPROPRIATIONS	₱	627,339,000	₱	1,227,276,000	₱	99,000,000	₱	1,953,615,000

538	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	399,405

Total Permanent Positions	399,405

Other Compensation Common to All
Personnel Economic Relief Allowance	18,240
Representation Allowance	396
Transportation Allowance	396
Clothing and Uniform Allowance	5,320
Honoraria	20,500
Mid-Year Bonus - Civilian	33,284
Year End Bonus	33,284
Cash Gift	3,800
Productivity Enhancement Incentive	3,800
Step Increment	998

Total Other Compensation Common to All	120,018

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,159
Lump-sum for Filling of Positions - Civilian	87,146

Total Other Compensation for Specific Groups	88,305

Other Benefits
PAG-IBIG Contributions	1,825
PhilHealth Contributions	9,661
Employees Compensation Insurance Premiums	912
Loyalty Award - Civilian	350
Terminal Leave	2,341

Total Other Benefits	15,089

Non-Permanent Positions	4,522

Total Personnel Services	627,339

Maintenance and Other Operating Expenses
Travelling Expenses	2,475
Training and Scholarship Expenses	6,842
Supplies and Materials Expenses	12,947
Utility Expenses	38,943
Communication Expenses	28,569
Survey, Research, Exploration and Development Expenses	5,188
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	1,175
General Services	57,229
Repairs and Maintenance	2,928
Financial Assistance/Subsidy	1,066,950
Taxes, Insurance Premiums and Other Fees	1,920

DECEMBER 30, 2024	OFFICIAL GAZETTE	539
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Printing and Publication Expenses	52
Representation Expenses	663
Rent/Lease Expenses	28
Membership Dues and Contributions to Organizations	95
Subscription Expenses	500
Other Maintenance and Operating Expenses	574

Total Maintenance and Other Operating Expenses	1,227,276

Total Current Operating Expenditures	1,854,615

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	30,000
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	9,000

Total Capital Outlays	99,000

TOTAL NEW APPROPRIATIONS	1,953,615

G.2. CAVITE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,178,590,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	228,944,000	₱	20,020,000	₱		₱	248,964,000
Support to Operations		8,676,000		3,766,000				12,442,000
Operations		414,965,000		77,580,000		20,000,000		512,545,000

HIGHER EDUCATION PROGRAM		396,501,000		73,384,000		20,000,000		489,885,000
ADVANCED EDUCATION PROGRAM		512,000		51,000				563,000
RESEARCH PROGRAM		10,349,000		3,751,000				14,100,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,603,000		394,000				7,997,000

Total, Regular Programs		652,585,000		101,366,000		20,000,000		773,951,000

540	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. PROJECT(S)
Locally-Funded Project(s)				1,026,023,000		378,616,000		1,404,639,000

Total, Project(s)				1,026,023,000		378,616,000		1,404,639,000

TOTAL NEW APPROPRIATIONS	₱	652,585,000	₱	1,127,389,000	₱	398,616,000	₱	2,178,590,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	74,159,000	₱	20,020,000	₱		₱	94,179,000
Administration of Personnel Benefits		154,785,000						154,785,000

Sub-total, General Administration and Support		228,944,000		20,020,000				248,964,000

Support to Operations
Auxiliary Services		8,676,000		3,766,000				12,442,000

Sub-total, Support to Operations		8,676,000		3,766,000				12,442,000

Operations
HIGHER EDUCATION PROGRAM		396,501,000		73,384,000		20,000,000		489,885,000

Provision of Higher Education Services		396,501,000		73,384,000		20,000,000		489,885,000
ADVANCED EDUCATION PROGRAM		512,000		51,000				563,000

Provision of Advanced Education Services		512,000		51,000				563,000
RESEARCH PROGRAM		10,349,000		3,751,000				14,100,000

Conduct of Research Services		10,349,000		3,751,000				14,100,000

TECHNICAL ADVISORY EXTENSION PROGRAM		7,603,000		394,000				7,997,000

Provision of Extension Services		7,603,000		394,000				7,997,000

Sub-total, Operations		414,965,000		77,580,000		20,000,000		512,545,000

Total, Regular Programs		652,585,000		101,366,000		20,000,000		773,951,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				1,025,023,000				1,025,023,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	541
STATE UNIVERSITIES AND COLLEGES

Completion of CvSU General Hospital						200,000,000		200,000,000
Rehabilitation of Four (4) Academic Building in Naic Campus (Marcos - Type)						50,000,000		50,000,000
Rehabilitation of Academic Building, Cavite City Campus						100,000,000		100,000,000
Improvement of the ICT System for the University						21,116,000		21,116,000
Tulong Dunong Program				1,000,000				1,000,000
Construction of Racket Sports Facilities						7,500,000		7,500,000

Sub-total, Locally-Funded Project(s)				1,026,023,000		378,616,000		1,404,639,000

Total, Project(s)				1,026,023,000		378,616,000		1,404,639,000

TOTAL NEW APPROPRIATIONS	₱	652,585,000	₱	1,127,389,000	₱	398,616,000	₱	2,178,590,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	374,538

Total Permanent Positions	374,538

Other Compensation Common to All
Personnel Economic Relief Allowance	18,816
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	5,488
Honoraria	1,760
Mid-Year Bonus - Civilian	31,211
Year End Bonus	31,211
Cash Gift	3,920
Productivity Enhancement Incentive	3,920
Step Increment	936

Total Other Compensation Common to All	97,790

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	663
Lump-sum for Filling of Positions - Civilian	151,171

Total Other Compensation for Specific Groups	151,834

542	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
PAG-IBIG Contributions	1,882
PhilHealth Contributions	9,177
Employees Compensation Insurance Premiums	940
Loyalty Award - Civilian	665
Terminal Leave	3,614

Total Other Benefits	16,278

Non-Permanent Positions	12,145

Total Personnel Services	652,585

Maintenance and Other Operating Expenses
Travelling Expenses	9,168
Training and Scholarship Expenses	8,342
Supplies and Materials Expenses	14,858
Utility Expenses	27,442
Communication Expenses	1,800
Awards/Rewards and Prizes	1,104
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	475
General Services	19,708
Repairs and Maintenance	14,327
Financial Assistance/Subsidy	1,026,023
Taxes, Insurance Premiums and Other Fees	1,144
Labor and Wages	200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	591
Representation Expenses	706
Rent/Lease Expenses	4
Membership Dues and Contributions to Organizations	280
Other Maintenance and Operating Expenses	1,037

Total Maintenance and Other Operating Expenses	1,127,389

Total Current Operating Expenditures	1,779,974

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	357,500
Machinery and Equipment Outlay	41,116

Total Capital Outlays	398,616

TOTAL NEW APPROPRIATIONS	2,178,590

G.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	973,682,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	543
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	143,369,000	₱	14,712,000	₱		₱	158,081,000
Support to Operations		3,395,000		467,000				3,862,000
Operations		357,666,000		81,155,000		22,000,000		460,821,000

HIGHER EDUCATION PROGRAM		350,714,000		67,384,000		22,000,000		440,098,000
RESEARCH PROGRAM				11,853,000				11,853,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,952,000		1,918,000				8,870,000

Total, Regular Programs		504,430,000		96,334,000		22,000,000		622,764,000

B. PROJECT(S)
Locally-Funded Project(s)				250,918,000		100,000,000		350,918,000

Total, Project(s)				250,918,000		100,000,000		350,918,000

TOTAL NEW APPROPRIATIONS	₱	504,430,000	₱	347,252,000	₱	122,000,000	₱	973,682,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	63,084,000	₱	14,712,000	₱	₱	77,796,000
Administration of Personnel Benefits		80,285,000					80,285,000

Sub-total, General Administration and Support		143,369,000		14,712,000			158,081,000

Support to Operations
Auxiliary Services		3,395,000		467,000			3,862,000

Sub-total, Support to Operations		3,395,000		467,000			3,862,000

544	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
HIGHER EDUCATION PROGRAM		350,714,000		67,384,000		22,000,000		440,098,000

Provision of Higher Education Services		350,714,000		67,384,000		22,000,000		440,098,000
RESEARCH PROGRAM				11,853,000				11,853,000

Conduct of Research Services				11,853,000				11,853,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,952,000		1,918,000				8,870,000

Provision of Extension Services		6,952,000		1,918,000				8,870,000

Sub-total, Operations		357,666,000		81,155,000		22,000,000		460,821,000

Total, Regular Programs		504,430,000		96,334,000		22,000,000		622,764,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				249,918,000				249,918,000
Completion of Construction of Four (4) Storey Academic Building						100,000,000		100,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				250,918,000		100,000,000		350,918,000

Total, Project(s)				250,918,000		100,000,000		350,918,000

TOTAL NEW APPROPRIATIONS	₱	504,430,000	₱	347,252,000	₱	122,000,000	₱	973,682,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	325,488

Total Permanent Positions	325,488

Other Compensation Common to All
Personnel Economic Relief Allowance	15,216
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	4,438
Honoraria	600

DECEMBER 30, 2024	OFFICIAL GAZETTE	545
STATE UNIVERSITIES AND COLLEGES

Mid-Year Bonus - Civilian	27,124
Year End Bonus	27,124
Cash Gift	3,170
Productivity Enhancement Incentive	3,170
Step Increment	815

Total Other Compensation Common to All	82,077

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	806
Lump-sum for Filling of Positions - Civilian	74,707

Total Other Compensation for Specific Groups	75,513

Other Benefits
PAG-IBIG Contributions	1,521
PhilHealth Contributions	8,022
Employees Compensation Insurance Premiums	761
Loyalty Award - Civilian	335
Terminal Leave	5,578

Total Other Benefits	16,217

Non-Permanent Positions	5,135

Total Personnel Services	504,430

Maintenance and Other Operating Expenses
Travelling Expenses	2,643
Training and Scholarship Expenses	10,310
Supplies and Materials Expenses	13,769
Utility Expenses	18,840
Communication Expenses	1,623
Survey, Research, Exploration and Development Expenses	11,809
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	9,419
General Services	15,942
Repairs and Maintenance	6,639
Financial Assistance/Subsidy	250,918
Taxes, Insurance Premiums and Other Fees	412
Labor and Wages	553
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,504
Representation Expenses	293
Transportation and Delivery Expenses	171
Membership Dues and Contributions to Organizations	352
Subscription Expenses	24
Other Maintenance and Operating Expenses	1,921

Total Maintenance and Other Operating Expenses	347,252

Total Current Operating Expenditures	851,682

546	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	7,000

Total Capital Outlays	122,000

TOTAL NEW APPROPRIATIONS	973,682

G.4. SOUTHERN LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	654,640,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	121,884,000	₱	17,803,000	₱		₱	139,687,000
Support to Operations		6,472,000		1,579,000				8,051,000
Operations		223,027,000		44,677,000		15,000,000		282,704,000

HIGHER EDUCATION PROGRAM		203,756,000		36,540,000		15,000,000		255,296,000
ADVANCED EDUCATION PROGRAM		5,082,000		732,000				5,814,000
RESEARCH PROGRAM		7,284,000		3,841,000				11,125,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,905,000		3,564,000				10,469,000

Total, Regular Programs		351,383,000		64,059,000		15,000,000		430,442,000

B. PROJECT(S)
Locally-Funded Project(s)				194,198,000		30,000,000		224,198,000

Total, Project(s)				194,198,000		30,000,000		224,198,000

TOTAL NEW APPROPRIATIONS	₱	351,383,000	₱	258,257,000	₱	45,000,000	₱	654,640,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	547
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,464,000	₱	17,803,000	₱		₱	44,267,000
Administration of Personnel Benefits		95,420,000						95,420,000

Sub-total, General Administration and Support		121,884,000		17,803,000				139,687,000

Support to Operations
Auxiliary Services		6,472,000		1,579,000				8,051,000

Sub-total, Support to Operations		6,472,000		1,579,000				8,051,000

Operations `
HIGHER EDUCATION PROGRAM		203,756,000		36,540,000		15,000,000		255,296,000

Provision of Higher Education Services		203,756,000		36,540,000		15,000,000		255,296,000
ADVANCED EDUCATION PROGRAM		5,082,000		732,000				5,814,000

Provision of Advanced Education Services		5,082,000		732,000				5,814,000
RESEARCH PROGRAM		7,284,000		3,841,000				11,125,000

Conduct of Research Services		7,284,000		3,841,000				11,125,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,905,000		3,564,000				10,469,000

Provision of Extension Services		6,905,000		3,564,000				10,469,000

Sub-total, Operations		223,027,000		44,677,000		15,000,000		282,704,000

Total, Regular Programs		351,383,000		64,059,000		15,000,000		430,442,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				184,198,000				184,198,000
Improvement of Drainage Distribution System and Wastewater Treatment						30,000,000		30,000,000
Tulong Dunong Program				1,000,000				1,000,000
Enhancement and Competency Appraisal Program for Bachelor of Science in Nursing and Teachers’ Education Graduates				9,000,000				9,000,000

Sub-total, Locally-Funded Project(s)				194,198,000		30,000,000		224,198,000

Total, Project(s)				194,198,000		30,000,000		224,198,000

TOTAL NEW APPROPRIATIONS	₱	351,383,000	₱	258,257,000	₱	45,000,000	₱	654,640,000

548	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	196,519

Total Permanent Positions	196,519

Other Compensation Common to All
Personnel Economic Relief Allowance	9,792
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,856
Honoraria	410
Mid-Year Bonus - Civilian	16,376
Year End Bonus	16,376
Cash Gift	2,040
Productivity Enhancement Incentive	2,040
Step Increment	491

Total Other Compensation Common to All	50,801

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	409
Lump-sum for Filling of Positions - Civilian	95,281

Total Other Compensation for Specific Groups	95,690

Other Benefits
PAG-IBIG Contributions	979
PhilHealth Contributions	4,820
Employees Compensation Insurance Premiums	489
Loyalty Award - Civilian	125
Terminal Leave	139

Total Other Benefits	6,552

Non-Permanent Positions	1,821

Total Personnel Services	351,383

Maintenance and Other Operating Expenses
Travelling Expenses	4,896
Training and Scholarship Expenses	6,330
Supplies and Materials Expenses	14,776
Utility Expenses	5,900

DECEMBER 30, 2024	OFFICIAL GAZETTE	549
STATE UNIVERSITIES AND COLLEGES

Communication Expenses	3,661
Survey, Research, Exploration and Development Expenses	1,245
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	179
Professional Services	10,002
General Services	6,786
Repairs and Maintenance	6,039
Financial Assistance/Subsidy	185,198
Taxes, Insurance Premiums and Other Fees	1,009
Labor and Wages	118
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	1,579
Representation Expenses	1,130
Transportation and Delivery Expenses	27
Rent/Lease Expenses	52
Membership Dues and Contributions to Organizations	270
Other Maintenance and Operating Expenses	9,000

Total Maintenance and Other Operating Expenses	258,257

Total Current Operating Expenditures	609,640

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	30,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	45,000

TOTAL NEW APPROPRIATIONS	654,640

G.5. UNIVERSITY OF RIZAL SYSTEM

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	873,873,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	236,649,000	₱	26,980,000	₱	9,000,000	₱	272,629,000
Support to Operations		1,086,000		320,000				1,406,000
Operations		374,680,000		36,147,000		15,000,000		425,827,000

HIGHER EDUCATION PROGRAM		370,144,000		32,501,000		15,000,000		417,645,000
ADVANCED EDUCATION PROGRAM		2,036,000		1,030,000				3,066,000
RESEARCH PROGRAM		2,500,000		1,274,000				3,774,000

550	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

TECHNICAL ADVISORY EXTENSION PROGRAM				1,342,000				1,342,000

Total, Regular Programs		612,415,000		63,447,000		24,000,000		699,862,000

B. PROJECT(S)
Locally-Funded Project(s)				161,511,000		12,500,000		174,011,000

Total, Project(s)				161,511,000		12,500,000		174,011,000

TOTAL NEW APPROPRIATIONS	₱	612,415,000	₱	224,958,000	₱	36,500,000	₱	873,873,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	81,011,000	₱	26,980,000	₱	9,000,000	₱	116,991,000
Administration of Personnel Benefits		155,638,000						155,638,000

Sub-total, General Administration and Support		236,649,000		26,980,000		9,000,000		272,629,000

Support to Operations
Auxiliary Services		1,086,000		320,000				1,406,000

Sub-total, Support to Operations		1,086,000		320,000				1,406,000

Operations
HIGHER EDUCATION PROGRAM		370,144,000		32,501,000		15,000,000		417,645,000

Provision of Higher Education Services		370,144,000		32,501,000		15,000,000		417,645,000
ADVANCED EDUCATION PROGRAM		2,036,000		1,030,000				3,066,000

Provision of Advanced Education Services		2,036,000		1,030,000				3,066,000
RESEARCH PROGRAM		2,500,000		1,274,000				3,774,000

Conduct of Research Services		2,500,000		1,274,000				3,774,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,342,000				1,342,000

Provision of Extension Services				1,342,000				1,342,000

Sub-total, Operations		374,680,000		36,147,000		15,000,000		425,827,000

Total, Regular Programs		612,415,000		63,447,000		24,000,000		699,862,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	551
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				160,511,000				160,511,000
Construction of Techno-Biz Building in URS Binangonan Campus						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				161,511,000		12,500,000		174,011,000

Total, Project(s)				161,511,000		12,500,000		174,011,000

TOTAL NEW APPROPRIATIONS	₱	612,415,000	₱	224,958,000	₱	36,500,000	₱	873,873,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	352,058

Total Permanent Positions	352,058

Other Compensation Common to All
Personnel Economic Relief Allowance	15,552
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	4,536
Honoraria	2,182
Mid-Year Bonus - Civilian	29,339
Year End Bonus	29,339
Cash Gift	3,240
Productivity Enhancement Incentive	3,240
Step Increment	879

Total Other Compensation Common to All	88,727

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	672
Lump-sum for Filling of Positions - Civilian	155,484

Total Other Compensation for Specific Groups	156,156

Other Benefits
PAG-IBIG Contributions	1,555
PhilHealth Contributions	8,560

552	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Employees Compensation Insurance Premiums	776
Loyalty Award - Civilian	580
Terminal Leave	154

Total Other Benefits	11,625

Non-Permanent Positions	3,849

Total Personnel Services	612,415

Maintenance and Other Operating Expenses
Travelling Expenses	1,790
Training and Scholarship Expenses	2,923
Supplies and Materials Expenses	16,103
Utility Expenses	25,771
Communication Expenses	6,792
Awards/Rewards and Prizes	12
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	343
General Services	1,751
Repairs and Maintenance	3,496
Financial Assistance/Subsidy	161,511
Taxes, Insurance Premiums and Other Fees	688
Labor and Wages	1,302
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	154
Representation Expenses	734
Transportation and Delivery Expenses	57
Membership Dues and Contributions to Organizations	1,234
Subscription Expenses	115

Total Maintenance and Other Operating Expenses	224,958

Total Current Operating Expenditures	837,373

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	14,000
Transportation Equipment Outlay	9,000
Furniture, Fixtures and Books Outlay	1,000

Total Capital Outlays	36,500

TOTAL NEW APPROPRIATIONS	873,873

H. REGION IVB - MIMAROPA

H.1. MARINDUQUE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	370,442,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	553
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	85,066,000	₱	16,090,000	₱	2,400,000	₱	103,556,000
Support to Operations		2,530,000		89,000				2,619,000
Operations		125,558,000		10,496,000		15,000,000		151,054,000

HIGHER EDUCATION PROGRAM		125,458,000		8,444,000		15,000,000		148,902,000
ADVANCED EDUCATION PROGRAM		100,000		252,000				352,000
RESEARCH PROGRAM				1,170,000				1,170,000
TECHNICAL ADVISORY EXTENSION PROGRAM				630,000				630,000

Total, Regular Programs		213,154,000		26,675,000		17,400,000		257,229,000

B. PROJECT(S)
Locally-Funded Project(s)				88,213,000		25,000,000		113,213,000

Total, Project(s)				88,213,000		25,000,000		113,213,000

TOTAL NEW APPROPRIATIONS	₱	213,154,000	₱	114,888,000	₱	42,400,000	₱	370,442,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,947,000	₱	16,090,000	₱	2,400,000	₱	66,437,000
Administration of Personnel Benefits		37,119,000						37,119,000

Sub-total, General Administration and Support		85,066,000		16,090,000		2,400,000		103,556,000

Support to Operations
Auxiliary Services		2,530,000		89,000				2,619,000

Sub-total, Support to Operations		2,530,000		89,000				2,619,000

554	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
HIGHER EDUCATION PROGRAM		125,458,000		8,444,000		15,000,000		148,902,000

Provision of Higher Education Services		125,458,000		8,444,000		15,000,000		148,902,000
ADVANCED EDUCATION PROGRAM		100,000		252,000				352,000

Provision of Advanced Education Services		100,000		252,000				352,000
RESEARCH PROGRAM				1,170,000				1,170,000

Conduct of Research Services				1,170,000				1,170,000
TECHNICAL ADVISORY EXTENSION PROGRAM				630,000				630,000

Provision of Extension Services				630,000				630,000

Sub-total, Operations		125,558,000		10,496,000		15,000,000		151,054,000

Total, Regular Programs		213,154,000		26,675,000		17,400,000		257,229,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				87,213,000				87,213,000
Construction of Three-Storey Academic Building with Smart Classrooms, Torrijos Campus						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				88,213,000		25,000,000		113,213,000

Total, Project(s)				88,213,000		25,000,000		113,213,000

TOTAL NEW APPROPRIATIONS	₱	213,154,000	₱	114,888,000	₱	42,400,000	₱	370,442,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	133,041

Total Permanent Positions	133,041

Other Compensation Common to All
Personnel Economic Relief Allowance	6,504
Representation Allowance	210

DECEMBER 30, 2024	OFFICIAL GAZETTE	555
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	210
Clothing and Uniform Allowance	1,897
Honoraria	412
Mid-Year Bonus - Civilian	11,087
Year End Bonus	11,087
Cash Gift	1,355
Productivity Enhancement Incentive	1,355
Step Increment	622

Total Other Compensation Common to All	34,739

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	223
Lump-sum for Filling of Positions - Civilian	37,070

Total Other Compensation for Specific Groups	37,293

Other Benefits
PAG-IBIG Contributions	650
PhilHealth Contributions	3,244
Employees Compensation Insurance Premiums	325
Loyalty Award - Civilian	75
Terminal Leave	49

Total Other Benefits	4,343

Non-Permanent Positions	3,738

Total Personnel Services	213,154

Maintenance and Other Operating Expenses
Travelling Expenses	3,003
Training and Scholarship Expenses	1,973
Supplies and Materials Expenses	5,516
Utility Expenses	6,731
Communication Expenses	1,341
Awards/Rewards and Prizes	123
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
General Services	4,384
Repairs and Maintenance	963
Financial Assistance/Subsidy	88,213
Taxes, Insurance Premiums and Other Fees	424
Other Maintenance and Operating Expenses
Advertising Expenses	43
Printing and Publication Expenses	179
Representation Expenses	943
Transportation and Delivery Expenses	606
Membership Dues and Contributions to Organizations	178
Subscription Expenses	150

Total Maintenance and Other Operating Expenses	114,888

Total Current Operating Expenditures	328,042

556	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	2,400

Total Capital Outlays	42,400

TOTAL NEW APPROPRIATIONS	370,442

H.2. MINDORO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	453,594,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	66,563,000	₱	31,549,000	₱	5,171,000	₱	103,283,000
Operations		152,855,000		74,152,000		15,000,000		242,007,000

HIGHER EDUCATION PROGRAM		152,855,000		58,140,000		15,000,000		225,995,000
RESEARCH PROGRAM				15,112,000				15,112,000
TECHNICAL ADVISORY EXTENSION PROGRAM				900,000				900,000

Total, Regular Programs		219,418,000		105,701,000		20,171,000		345,290,000

B. PROJECT(S)
Locally-Funded Project(s)				95,804,000		12,500,000		108,304,000

Total, Project(s)				95,804,000		12,500,000		108,304,000

TOTAL NEW APPROPRIATIONS	₱	219,418,000	₱	201,505,000	₱	32,671,000	₱	453,594,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	557
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,763,000	₱	31,549,000	₱	5,171,000	₱	64,483,000
Administration of Personnel Benefits		38,800,000						38,800,000

Sub-total, General Administration and Support		66,563,000		31,549,000		5,171,000		103,283,000

Operations
HIGHER EDUCATION PROGRAM		152,855,000		58,140,000		15,000,000		225,995,000

Provision of Higher Education Services		152,855,000		58,140,000		15,000,000		225,995,000
RESEARCH PROGRAM				15,112,000				15,112,000

Conduct of Research Services				15,112,000				15,112,000
TECHNICAL ADVISORY EXTENSION PROGRAM				900,000				900,000

Provision of Extension Services				900,000				900,000

Sub-total, Operations		152,855,000		74,152,000		15,000,000		242,007,000

Total, Regular Programs		219,418,000		105,701,000		20,171,000		345,290,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				94,804,000				94,804,000
Establishment of University Dormitory - Bongabong Campus						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				95,804,000		12,500,000		108,304,000

Total, Project(s)				95,804,000		12,500,000		108,304,000

TOTAL NEW APPROPRIATIONS	₱	219,418,000	₱	201,505,000	₱	32,671,000	₱	453,594,000

558	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	138,019

Total Permanent Positions	138,019

Other Compensation Common to All
Personnel Economic Relief Allowance	7,152
Representation Allowance	72
Transportation Allowance	72
Clothing and Uniform Allowance	2,086
Honoraria	200
Mid-Year Bonus - Civilian	11,502
Year End Bonus	11,502
Cash Gift	1,490
Productivity Enhancement Incentive	1,490
Step Increment	345

Total Other Compensation Common to All	35,911

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	560
Lump-sum for Filling of Positions - Civilian	34,121

Total Other Compensation for Specific Groups	34,681

Other Benefits
PAG-IBIG Contributions	715
PhilHealth Contributions	3,417
Employees Compensation Insurance Premiums	358
Loyalty Award - Civilian	145
Terminal Leave	4,679

Total Other Benefits	9,314

Non-Permanent Positions	1,493

Total Personnel Services	219,418

Maintenance and Other Operating Expenses
Travelling Expenses	7,665
Training and Scholarship Expenses	4,168
Supplies and Materials Expenses	39,975
Utility Expenses	13,338
Communication Expenses	4,590
Awards/Rewards and Prizes	821
Survey, Research, Exploration and Development Expenses	10,965
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	144
Professional Services	2,098
General Services	940
Repairs and Maintenance	5,880
Financial Assistance/Subsidy	95,804
Taxes, Insurance Premiums and Other Fees	3,777
Labor and Wages	5,855

DECEMBER 30, 2024	OFFICIAL GAZETTE	559
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Printing and Publication Expenses	268
Representation Expenses	250
Rent/Lease Expenses	144
Membership Dues and Contributions to Organizations	445
Subscription Expenses	370
Other Maintenance and Operating Expenses	4,008

Total Maintenance and Other Operating Expenses	201,505

Total Current Operating Expenditures	420,923

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	10,500
Transportation Equipment Outlay	5,171
Furniture, Fixtures and Books Outlay	4,500

Total Capital Outlays	32,671

TOTAL NEW APPROPRIATIONS	453,594

H.3. OCCIDENTAL MINDORO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	622,849,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	94,395,000	₱	33,262,000	₱		₱	127,657,000
Operations		178,614,000		111,530,000		22,400,000		312,544,000

HIGHER EDUCATION PROGRAM		177,381,000		107,725,000		22,400,000		307,506,000
RESEARCH PROGRAM		1,233,000		2,937,000				4,170,000
TECHNICAL ADVISORY EXTENSION PROGRAM				868,000				868,000

Total, Regular Programs		273,009,000		144,792,000		22,400,000		440,201,000

B. PROJECT(S)
Locally-Funded Project(s)				170,148,000		12,500,000		182,648,000

Total, Project(s)				170,148,000		12,500,000		182,648,000

TOTAL NEW APPROPRIATIONS	₱	273,009,000	₱	314,940,000	₱	34,900,000	₱	622,849,000

560	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	56,927,000	₱	33,262,000	₱		₱	90,189,000
Administration of Personnel Benefits		37,468,000						37,468,000

Sub-total, General Administration and Support		94,395,000		33,262,000				127,657,000

Operations
HIGHER EDUCATION PROGRAM		177,381,000		107,725,000		22,400,000		307,506,000

Provision of Higher Education Services		177,381,000		107,725,000		22,400,000		307,506,000
RESEARCH PROGRAM		1,233,000		2,937,000				4,170,000

Conduct of Research Services		1,233,000		2,937,000				4,170,000
TECHNICAL ADVISORY EXTENSION PROGRAM				868,000				868,000

Provision of Extension Services				868,000				868,000

Sub-total, Operations		178,614,000		111,530,000		22,400,000		312,544,000

Total, Regular Programs		273,009,000		144,792,000		22,400,000		440,201,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				169,148,000				169,148,000
Construction of Historical and Heritage Center, OMSC Main Campus (Labangan)						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				170,148,000		12,500,000		182,648,000

Total, Project(s)				170,148,000		12,500,000		182,648,000

TOTAL NEW APPROPRIATIONS	₱	273,009,000	₱	314,940,000	₱	34,900,000	₱	622,849,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	561
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	171,384

Total Permanent Positions	171,384

Other Compensation Common to All
Personnel Economic Relief Allowance	9,672
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,821
Mid-Year Bonus - Civilian	14,283
Year End Bonus	14,283
Cash Gift	2,015
Productivity Enhancement Incentive	2,015
Step Increment	429

Total Other Compensation Common to All	45,938

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	396
Lump-sum for Filling of Positions - Civilian	37,332

Total Other Compensation for Specific Groups	37,728

Other Benefits
PAG-IBIG Contributions	968
PhilHealth Contributions	4,242
Employees Compensation Insurance Premiums	483
Loyalty Award - Civilian	330
Terminal Leave	136

Total Other Benefits	6,159

Non-Permanent Positions	11,800

Total Personnel Services	273,009

Maintenance and Other Operating Expenses
Travelling Expenses	1,758
Training and Scholarship Expenses	5,807
Supplies and Materials Expenses	19,351
Utility Expenses	37,632
Communication Expenses	16,181
Awards/Rewards and Prizes	184
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	616
General Services	55,258

562	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Repairs and Maintenance	2,920
Financial Assistance/Subsidy	170,148
Taxes, Insurance Premiums and Other Fees	2,339
Labor and Wages	104
Other Maintenance and Operating Expenses
Printing and Publication Expenses	113
Representation Expenses	83
Transportation and Delivery Expenses	229
Rent/Lease Expenses	444
Membership Dues and Contributions to Organizations	1,599
Subscription Expenses	10
Other Maintenance and Operating Expenses	14

Total Maintenance and Other Operating Expenses	314,940

Total Current Operating Expenditures	587,949

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	7,400

Total Capital Outlays	34,900

TOTAL NEW APPROPRIATIONS	622,849

H.4. PALAWAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	970,306,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	161,542,000	₱	48,928,000	₱	7,193,000	₱	217,663,000
Support to Operations		6,668,000		6,000				6,674,000
Operations		301,388,000		44,477,000		15,000,000		360,865,000

HIGHER EDUCATION PROGRAM		284,336,000		40,105,000		15,000,000		339,441,000
ADVANCED EDUCATION PROGRAM		8,160,000		1,163,000				9,323,000
RESEARCH PROGRAM		8,063,000		2,367,000				10,430,000
TECHNICAL ADVISORY EXTENSION PROGRAM		829,000		842,000				1,671,000

Total, Regular Programs		469,598,000		93,411,000		22,193,000		585,202,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	563
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				360,104,000		25,000,000		385,104,000

Total, Project(s)				360,104,000		25,000,000		385,104,000

TOTAL NEW APPROPRIATIONS	₱	469,598,000	₱	453,515,000	₱	47,193,000	₱	970,306,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	86,199,000	₱	48,928,000	₱	7,193,000	₱	142,320,000
Administration of Personnel Benefits		75,343,000						75,343,000

Sub-total, General Administration and Support		161,542,000		48,928,000		7,193,000		217,663,000

Support to Operations
Auxiliary Services		6,668,000		6,000				6,674,000

Sub-total, Support to Operations		6,668,000		6,000				6,674,000

Operations
HIGHER EDUCATION PROGRAM		284,336,000		40,105,000		15,000,000		339,441,000

Provision of Higher Education Services		284,336,000		40,105,000		15,000,000		339,441,000
ADVANCED EDUCATION PROGRAM		8,160,000		1,163,000				9,323,000

Provision of Advanced Education Services		8,160,000		1,163,000				9,323,000
RESEARCH PROGRAM		8,063,000		2,367,000				10,430,000

Conduct of Research Services		8,063,000		2,367,000				10,430,000
TECHNICAL ADVISORY EXTENSION PROGRAM		829,000		842,000				1,671,000

Provision of Extension Services		829,000		842,000				1,671,000

Sub-total, Operations		301,388,000		44,477,000		15,000,000		360,865,000

Total, Regular Programs		469,598,000		93,411,000		22,193,000		585,202,000

564	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				359,104,000				359,104,000
Construction and Furnishing of Graduate School Building, PSU Manalo Campus - Phase II						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				360,104,000		25,000,000		385,104,000

Total, Project(s)				360,104,000		25,000,000		385,104,000

TOTAL NEW APPROPRIATIONS	₱	469,598,000	₱	453,515,000	₱	47,193,000	₱	970,306,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	297,786

Total Permanent Positions	297,786

Other Compensation Common to All
Personnel Economic Relief Allowance	15,792
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	4,606
Honoraria	1,350
Mid-Year Bonus - Civilian	24,815
Year End Bonus	24,815
Cash Gift	3,290
Productivity Enhancement Incentive	3,290
Step Increment	745

Total Other Compensation Common to All	79,267

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	673
Lump-sum for Filling of Positions - Civilian	71,577
Anniversary Bonus - Civilian	1,962

Total Other Compensation for Specific Groups	74,212

DECEMBER 30, 2024	OFFICIAL GAZETTE	565
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	1,579
PhilHealth Contributions	7,375
Employees Compensation Insurance Premiums	790
Loyalty Award - Civilian	315
Terminal Leave	3,766

Total Other Benefits	13,825

Non-Permanent Positions	4,508

Total Personnel Services	469,598

Maintenance and Other Operating Expenses
Travelling Expenses	11,728
Training and Scholarship Expenses	6,180
Supplies and Materials Expenses	5,896
Utility Expenses	28,365
Communication Expenses	1,961
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	250
Professional Services	1,435
General Services	17,260
Repairs and Maintenance	7,700
Financial Assistance/Subsidy	360,104
Taxes, Insurance Premiums and Other Fees	5,217
Other Maintenance and Operating Expenses
Advertising Expenses	200
Printing and Publication Expenses	708
Representation Expenses	949
Transportation and Delivery Expenses	160
Rent/Lease Expenses	300
Membership Dues and Contributions to Organizations	927
Subscription Expenses	50
Other Maintenance and Operating Expenses	4,125

Total Maintenance and Other Operating Expenses	453,515

Total Current Operating Expenditures	923,113

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	7,193

Total Capital Outlays	47,193

TOTAL NEW APPROPRIATIONS	970,306

H.5. ROMBLON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	515,812,000

566	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	85,120,000	₱	12,690,000	₱	175,000	₱	97,985,000
Support to Operations		2,977,000		1,691,000				4,668,000
Operations		222,953,000		17,531,000		10,000,000		250,484,000

HIGHER EDUCATION PROGRAM		222,697,000		13,618,000		10,000,000		246,315,000
ADVANCED EDUCATION PROGRAM		256,000		664,000				920,000
RESEARCH PROGRAM				1,675,000				1,675,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,574,000				1,574,000

Total, Regular Programs		311,050,000		31,912,000		10,175,000		353,137,000

B. PROJECT(S)
Locally-Funded Project(s)				137,675,000		25,000,000		162,675,000

Total, Project(s)				137,675,000		25,000,000		162,675,000

TOTAL NEW APPROPRIATIONS	₱	311,050,000	₱	169,587,000	₱	35,175,000	₱	515,812,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	43,391,000	₱	12,690,000	₱	175,000	₱	56,256,000
Administration of Personnel Benefits		41,729,000						41,729,000

Sub-total, General Administration and Support		85,120,000		12,690,000		175,000		97,985,000

Support to Operations
Auxiliary Services		2,977,000		1,691,000				4,668,000

Sub-total, Support to Operations		2,977,000		1,691,000				4,668,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	567
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		222,697,000		13,618,000		10,000,000		246,315,000

Provision of Higher Education Services		222,697,000		13,618,000		10,000,000		246,315,000
ADVANCED EDUCATION PROGRAM		256,000		664,000				920,000

Provision of Advanced Education Services		256,000		664,000				920,000
RESEARCH PROGRAM				1,675,000				1,675,000

Conduct of Research Services				1,675,000				1,675,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,574,000				1,574,000

Provision of Extension Services				1,574,000				1,574,000

Sub-total, Operations		222,953,000		17,531,000		10,000,000		250,484,000

Total, Regular Programs		311,050,000		31,912,000		10,175,000		353,137,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				136,675,000				136,675,000
Construction of College of Business, Accountancy and Technopreneurship Building, Main Campus						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				137,675,000		25,000,000		162,675,000

Total, Project(s)				137,675,000		25,000,000		162,675,000

TOTAL NEW APPROPRIATIONS	₱	311,050,000	₱	169,587,000	₱	35,175,000	₱	515,812,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	206,282

Total Permanent Positions	206,282

Other Compensation Common to All
Personnel Economic Relief Allowance	10,272
Representation Allowance	192

568	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Transportation Allowance	192
Clothing and Uniform Allowance	2,996
Honoraria	894
Mid-Year Bonus - Civilian	17,191
Year End Bonus	17,191
Cash Gift	2,140
Productivity Enhancement Incentive	2,140
Step Increment	515

Total Other Compensation Common to All	53,723

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	918
Lump-sum for Filling of Positions - Civilian	40,897

Total Other Compensation for Specific Groups	41,815

Other Benefits
PAG-IBIG Contributions	1,027
PhilHealth Contributions	5,086
Employees Compensation Insurance Premiums	513
Loyalty Award - Civilian	285
Terminal Leave	832

Total Other Benefits	7,743

Non-Permanent Positions	1,487

Total Personnel Services	311,050

Maintenance and Other Operating Expenses
Travelling Expenses	5,246
Training and Scholarship Expenses	2,421
Supplies and Materials Expenses	5,408
Utility Expenses	7,322
Communication Expenses	1,559
Awards/Rewards and Prizes	300
Survey, Research, Exploration and Development Expenses	935
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	173
Professional Services	479
General Services	2,263
Repairs and Maintenance	3,459
Financial Assistance/Subsidy	137,675
Taxes, Insurance Premiums and Other Fees	587
Other Maintenance and Operating Expenses
Printing and Publication Expenses	240
Representation Expenses	620
Transportation and Delivery Expenses	160
Membership Dues and Contributions to Organizations	600
Other Maintenance and Operating Expenses	140

Total Maintenance and Other Operating Expenses	169,587

Total Current Operating Expenditures	480,637

DECEMBER 30, 2024	OFFICIAL GAZETTE	569
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	35,000
Transportation Equipment Outlay	175

Total Capital Outlays	35,175

TOTAL NEW APPROPRIATIONS	515,812

H.6. WESTERN PHILIPPINES UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	543,435,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	76,974,000	₱	7,288,000	₱	9,600,000	₱	93,862,000
Support to Operations		5,340,000		507,000				5,847,000
Operations		178,895,000		49,779,000		15,000,000		243,674,000

HIGHER EDUCATION PROGRAM		165,663,000		47,998,000		15,000,000		228,661,000
ADVANCED EDUCATION PROGRAM		307,000		165,000				472,000
RESEARCH PROGRAM		1,470,000		1,045,000				2,515,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,455,000		571,000				12,026,000

Total, Regular Programs		261,209,000		57,574,000		24,600,000		343,383,000

B. PROJECT(S)
Locally-Funded Project(s)				150,052,000		50,000,000		200,052,000

Total, Project(s)				150,052,000		50,000,000		200,052,000

TOTAL NEW APPROPRIATIONS	₱	261,209,000	₱	207,626,000	₱	74,600,000	₱	543,435,000

570	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	36,881,000	₱	7,288,000	₱	9,600,000	₱	53,769,000
Administration of Personnel Benefits		40,093,000						40,093,000

Sub-total, General Administration and Support		76,974,000		7,288,000		9,600,000		93,862,000

Support to Operations
Auxiliary Services		5,340,000		507,000				5,847,000

Sub-total, Support to Operations		5,340,000		507,000				5,847,000

Operations
HIGHER EDUCATION PROGRAM		165,663,000		47,998,000		15,000,000		228,661,000

Provision of Higher Education Services		165,663,000		47,998,000		15,000,000		228,661,000
ADVANCED EDUCATION PROGRAM		307,000		165,000				472,000

Provision of Advanced Education Services		307,000		165,000				472,000
RESEARCH PROGRAM		1,470,000		1,045,000				2,515,000

Conduct of Research Services		1,470,000		1,045,000				2,515,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,455,000		571,000				12,026,000

Provision of Extension Services		11,455,000		571,000				12,026,000

Sub-total, Operations		178,895,000		49,779,000		15,000,000		243,674,000

Total, Regular Programs		261,209,000		57,574,000		24,600,000		343,383,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				149,052,000				149,052,000
Rehabilitation of Fire Damaged Annex Building at Puerto Princesa City Campus (Phase II)						50,000,000		50,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				150,052,000		50,000,000		200,052,000

Total, Project(s)				150,052,000		50,000,000		200,052,000

TOTAL NEW APPROPRIATIONS	₱	261,209,000	₱	207,626,000	₱	74,600,000	₱	543,435,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	571
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	166,003

Total Permanent Positions	166,003

Other Compensation Common to All
Personnel Economic Relief Allowance	8,904
Representation Allowance	72
Transportation Allowance	72
Clothing and Uniform Allowance	2,597
Honoraria	1,010
Mid-Year Bonus - Civilian	13,833
Year End Bonus	13,833
Cash Gift	1,855
Productivity Enhancement Incentive	1,855
Step Increment	415

Total Other Compensation Common to All	44,446

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	784
Lump-sum for Filling of Positions - Civilian	39,277

Total Other Compensation for Specific Groups	40,061

Other Benefits
PAG-IBIG Contributions	890
PhilHealth Contributions	4,025
Employees Compensation Insurance Premiums	446
Loyalty Award - Civilian	160
Terminal Leave	816

Total Other Benefits	6,337

Non-Permanent Positions	4,362

Total Personnel Services	261,209

Maintenance and Other Operating Expenses
Travelling Expenses	4,851
Training and Scholarship Expenses	4,939
Supplies and Materials Expenses	10,653
Utility Expenses	16,872
Communication Expenses	2,351

572	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	240
General Services	13,150
Repairs and Maintenance	2,183
Financial Assistance/Subsidy	150,052
Taxes, Insurance Premiums and Other Fees	1,840
Labor and Wages	45
Other Maintenance and Operating Expenses
Representation Expenses	100
Membership Dues and Contributions to Organizations	200

Total Maintenance and Other Operating Expenses	207,626

Total Current Operating Expenditures	468,835

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	9,600

Total Capital Outlays	74,600

TOTAL NEW APPROPRIATIONS	543,435

DECEMBER 30, 2024	OFFICIAL GAZETTE	573
STATE UNIVERSITIES AND COLLEGES

I. REGION V - BICOL

I.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	265,985,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	51,678,000	₱	19,278,000	₱		₱	70,956,000
Operations		95,564,000		9,913,000		10,000,000		115,477,000

HIGHER EDUCATION PROGRAM		91,846,000		8,420,000		10,000,000		110,266,000
ADVANCED EDUCATION PROGRAM		1,567,000						1,567,000
RESEARCH PROGRAM		961,000		1,363,000				2,324,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,190,000		130,000				1,320,000

Total, Regular Programs		147,242,000		29,191,000		10,000,000		186,433,000

B. PROJECT(S)
Locally-Funded Project(s)				67,052,000		12,500,000		79,552,000

Total, Project(s)				67,052,000		12,500,000		79,552,000

TOTAL NEW APPROPRIATIONS	₱	147,242,000	₱	96,243,000	₱	22,500,000	₱	265,985,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,206,000	₱	19,278,000	₱	₱	51,484,000
Administration of Personnel Benefits		19,472,000					19,472,000

Sub-total, General Administration and Support		51,678,000		19,278,000			70,956,000

574	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
HIGHER EDUCATION PROGRAM		91,846,000		8,420,000		10,000,000		110,266,000

Provision of Higher Education Services		91,846,000		8,420,000		10,000,000		110,266,000
ADVANCED EDUCATION PROGRAM		1,567,000						1,567,000

Provision of Advanced Education Services		1,567,000						1,567,000
RESEARCH PROGRAM		961,000		1,363,000				2,324,000

Conduct of Research Services		961,000		1,363,000				2,324,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,190,000		130,000				1,320,000

Provision of Extension Services		1,190,000		130,000				1,320,000

Sub-total, Operations		95,564,000		9,913,000		10,000,000		115,477,000

Total, Regular Programs		147,242,000		29,191,000		10,000,000		186,433,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				66,052,000				66,052,000
Construction of Five-Storey Academic
Building 2, Phase 3						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				67,052,000		12,500,000		79,552,000

Total, Project(s)				67,052,000		12,500,000		79,552,000

TOTAL NEW APPROPRIATIONS	₱	147,242,000	₱	96,243,000	₱	22,500,000	₱	265,985,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	99,162

Total Permanent Positions	99,162

Other Compensation Common to All
Personnel Economic Relief Allowance	4,128
Representation Allowance	120

DECEMBER 30, 2024	OFFICIAL GAZETTE	575
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	120
Clothing and Uniform Allowance	1,204
Honoraria	442
Mid-Year Bonus - Civilian	8,264
Year End Bonus	8,264
Cash Gift	860
Productivity Enhancement Incentive	860
Step Increment	248

Total Other Compensation Common to All	24,510

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	469
Lump-sum for Filling of Positions - Civilian	19,166

Total Other Compensation for Specific Groups	19,635

Other Benefits
PAG-IBIG Contributions	411
PhilHealth Contributions	2,331
Employees Compensation Insurance Premiums	206
Loyalty Award - Civilian	130
Terminal Leave	306

Total Other Benefits	3,384

Non-Permanent Positions	551

Total Personnel Services	147,242

Maintenance and Other Operating Expenses
Travelling Expenses	2,800
Training and Scholarship Expenses	1,691
Supplies and Materials Expenses	6,538
Utility Expenses	4,285
Communication Expenses	1,451
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	1,006
General Services	4,838
Repairs and Maintenance	2,548
Financial Assistance/Subsidy	67,052
Taxes, Insurance Premiums and Other Fees	750
Labor and Wages	650
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	150
Representation Expenses	864
Transportation and Delivery Expenses	50
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	100
Subscription Expenses	120

576	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Maintenance and Other Operating Expenses	96,243

Total Current Operating Expenditures	243,485

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	10,000

Total Capital Outlays	22,500

TOTAL NEW APPROPRIATIONS	265,985

I.2. BICOL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,419,026,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	296,084,000	₱	60,121,000	₱		₱	356,205,000
Support to Operations		14,345,000		17,125,000				31,470,000
Operations		648,015,000		100,284,000		20,000,000		768,299,000

HIGHER EDUCATION PROGRAM		607,781,000		68,276,000		20,000,000		696,057,000
ADVANCED EDUCATION PROGRAM		31,129,000		4,196,000				35,325,000
RESEARCH PROGRAM		5,429,000		25,688,000				31,117,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,676,000		2,124,000				5,800,000

Total, Regular Programs		958,444,000		177,530,000		20,000,000		1,155,974,000

B. PROJECT(S)
Locally-Funded Project(s)				239,052,000		24,000,000		263,052,000

Total, Project(s)				239,052,000		24,000,000		263,052,000

TOTAL NEW APPROPRIATIONS	₱	958,444,000	₱	416,582,000	₱	44,000,000	₱	1,419,026,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	577
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	76,067,000	₱	60,121,000	₱		₱	136,188,000
Administration of Personnel Benefits		220,017,000						220,017,000

Sub-total, General Administration and Support		296,084,000		60,121,000				356,205,000

Support to Operations
Auxiliary Services		14,345,000		17,125,000				31,470,000

Sub-total, Support to Operations		14,345,000		17,125,000				31,470,000

Operations
HIGHER EDUCATION PROGRAM		607,781,000		68,276,000		20,000,000		696,057,000

Provision of Higher Education Services		607,781,000		68,276,000		20,000,000		696,057,000
ADVANCED EDUCATION PROGRAM		31,129,000		4,196,000				35,325,000

Provision of Advanced Education Services		31,129,000		4,196,000				35,325,000
RESEARCH PROGRAM		5,429,000		25,688,000				31,117,000

Conduct of Research Services		5,429,000		25,688,000				31,117,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,676,000		2,124,000				5,800,000

Provision of Extension Services		3,676,000		2,124,000				5,800,000

Sub-total, Operations		648,015,000		100,284,000		20,000,000		768,299,000

Total, Regular Programs		958,444,000		177,530,000		20,000,000		1,155,974,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				238,052,000				238,052,000
Rehabilitation/Renovation of Agricultural Engineering Building						24,000,000		24,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				239,052,000		24,000,000		263,052,000

Total, Project(s)				239,052,000		24,000,000		263,052,000

TOTAL NEW APPROPRIATIONS	₱	958,444,000	₱	416,582,000	₱	44,000,000	₱	1,419,026,000

578	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	522,973

Total Permanent Positions	522,973

Other Compensation Common to All
Personnel Economic Relief Allowance	24,048
Representation Allowance	366
Transportation Allowance	366
Clothing and Uniform Allowance	7,014
Honoraria	63,000
Mid-Year Bonus - Civilian	43,580
Year End Bonus	43,580
Cash Gift	5,010
Productivity Enhancement Incentive	5,010
Step Increment	1,307

Total Other Compensation Common to All	193,281

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,406
Lump-sum for Filling of Positions - Civilian	204,584

Total Other Compensation for Specific Groups	205,990

Other Benefits
PAG-IBIG Contributions	2,405
PhilHealth Contributions	12,408
Employees Compensation Insurance Premiums	1,201
Loyalty Award - Civilian	720
Terminal Leave	15,433

Total Other Benefits	32,167

Non-Permanent Positions	4,033

Total Personnel Services	958,444

Maintenance and Other Operating Expenses
Travelling Expenses	7,896
Training and Scholarship Expenses	7,455
Supplies and Materials Expenses	30,473
Utility Expenses	39,706

DECEMBER 30, 2024	OFFICIAL GAZETTE	579
STATE UNIVERSITIES AND COLLEGES

Communication Expenses	7,299
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	4,658
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,101
General Services	46,792
Repairs and Maintenance	4,815
Financial Assistance/Subsidy	239,052
Taxes, Insurance Premiums and Other Fees	3,111
Labor and Wages	1,640
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	920
Representation Expenses	1,914
Transportation and Delivery Expenses	1,914
Membership Dues and Contributions to Organizations	800
Other Maintenance and Operating Expenses	14,846

Total Maintenance and Other Operating Expenses	416,582

Total Current Operating Expenditures	1,375,026

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	24,000
Machinery and Equipment Outlay	20,000

Total Capital Outlays	44,000

TOTAL NEW APPROPRIATIONS	1,419,026

I.3. CAMARINES NORTE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	581,486,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	113,156,000	₱	41,496,000	₱	7,200,000	₱	161,852,000
Support to Operations				735,000				735,000
Operations		150,140,000		28,749,000		15,000,000		193,889,000

HIGHER EDUCATION PROGRAM		148,780,000		26,351,000		15,000,000		190,131,000
ADVANCED EDUCATION PROGRAM		1,000,000		595,000				1,595,000

580	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

RESEARCH PROGRAM		200,000		1,502,000				1,702,000
TECHNICAL ADVISORY EXTENSION PROGRAM		160,000		301,000				461,000

Total, Regular Programs		263,296,000		70,980,000		22,200,000		356,476,000

B. PROJECT(S)
Locally-Funded Project(s)				95,010,000		130,000,000		225,010,000

Total, Project(s)				95,010,000		130,000,000		225,010,000

TOTAL NEW APPROPRIATIONS	₱	263,296,000	₱	165,990,000	₱	152,200,000	₱	581,486,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,417,000	₱	41,496,000	₱	7,200,000	₱	109,113,000
Administration of Personnel Benefits		52,739,000						52,739,000

Sub-total, General Administration and Support		113,156,000		41,496,000		7,200,000		161,852,000

Support to Operations
Auxiliary Services				735,000				735,000

Sub-total, Support to Operations				735,000				735,000

Operations
HIGHER EDUCATION PROGRAM		148,780,000		26,351,000		15,000,000		190,131,000

Provision of Higher Education Services		148,780,000		26,351,000		15,000,000		190,131,000
ADVANCED EDUCATION PROGRAM		1,000,000		595,000				1,595,000

Provision of Advanced Education Services		1,000,000		595,000				1,595,000
RESEARCH PROGRAM		200,000		1,502,000				1,702,000

Conduct of Research Services		200,000		1,502,000				1,702,000
TECHNICAL ADVISORY EXTENSION PROGRAM		160,000		301,000				461,000

Provision of Extension Services		160,000		301,000				461,000

Sub-total, Operations		150,140,000		28,749,000		15,000,000		193,889,000

Total, Regular Programs		263,296,000		70,980,000		22,200,000		356,476,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	581
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				94,010,000				94,010,000
Completion of Academic Building (Institute of Computer Studies), Main Campus - Phase 2						45,000,000		45,000,000
Completion of Central Business Processing Center, Abaño Campus - Phase 2						40,000,000		40,000,000
Construction of Two-Building Three-Storey COTT Academic Building Complex, Jose Panganiban Campus - Phase 2						45,000,000		45,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				95,010,000		130,000,000		225,010,000

Total, Project(s)				95,010,000		130,000,000		225,010,000

TOTAL NEW APPROPRIATIONS	₱	263,296,000	₱	165,990,000	₱	152,200,000	₱	581,486,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	148,077

Total Permanent Positions	148,077

Other Compensation Common to All
Personnel Economic Relief Allowance	8,400
Representation Allowance	72
Transportation Allowance	72
Clothing and Uniform Allowance	2,450
Honoraria	1,660
Mid-Year Bonus - Civilian	12,340
Year End Bonus	12,340
Cash Gift	1,750
Productivity Enhancement Incentive	1,750
Step Increment	370

Total Other Compensation Common to All	41,204

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	521
Lump-sum for Filling of Positions - Civilian	51,029

582	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Other Compensation for Specific Groups	51,550

Other Benefits
PAG-IBIG Contributions	840
PhilHealth Contributions	3,687
Employees Compensation Insurance Premiums	420
Loyalty Award - Civilian	345
Terminal Leave	1,710

Total Other Benefits	7,002

Non-Permanent Positions	15,463

Total Personnel Services	263,296

Maintenance and Other Operating Expenses
Travelling Expenses	5,848
Training and Scholarship Expenses	3,381
Supplies and Materials Expenses	26,921
Utility Expenses	10,742
Communication Expenses	2,376
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	2,824
General Services	11,590
Financial Assistance/Subsidy	95,010
Taxes, Insurance Premiums and Other Fees	3,900
Other Maintenance and Operating Expenses
Printing and Publication Expenses	619
Transportation and Delivery Expenses	710
Rent/Lease Expenses	185
Membership Dues and Contributions to Organizations	514
Subscription Expenses	260

Total Maintenance and Other Operating Expenses	165,990

Total Current Operating Expenditures	429,286

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	130,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	7,200

Total Capital Outlays	152,200

TOTAL NEW APPROPRIATIONS	581,486

I.4. CAMARINES SUR POLYTECHNIC COLLEGES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	571,029,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	583
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	65,527,000	₱	37,998,000	₱		₱	103,525,000
Operations		153,276,000		70,808,000		59,530,000		283,614,000

HIGHER EDUCATION PROGRAM		142,964,000		64,696,000		59,530,000		267,190,000
ADVANCED EDUCATION PROGRAM		9,076,000		1,910,000				10,986,000
RESEARCH PROGRAM		462,000		2,737,000				3,199,000
TECHNICAL ADVISORY EXTENSION PROGRAM		774,000		1,465,000				2,239,000

Total, Regular Programs		218,803,000		108,806,000		59,530,000		387,139,000

B. PROJECT(S)
Locally-Funded Project(s)				183,890,000				183,890,000

Total, Project(s)				183,890,000				183,890,000

TOTAL NEW APPROPRIATIONS	₱	218,803,000	₱	292,696,000	₱	59,530,000	₱	571,029,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,382,000	₱	37,998,000	₱		₱	92,380,000
Administration of Personnel Benefits		11,145,000						11,145,000

Sub-total, General Administration and Support		65,527,000		37,998,000				103,525,000

Operations
HIGHER EDUCATION PROGRAM		142,964,000		64,696,000		59,530,000		267,190,000

Provision of Higher Education Services		142,964,000		64,696,000		59,530,000		267,190,000
ADVANCED EDUCATION PROGRAM		9,076,000		1,910,000				10,986,000

Provision of Advanced Education Services		9,076,000		1,910,000				10,986,000

584	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

RESEARCH PROGRAM		462,000		2,737,000				3,199,000

Conduct of Research Services		462,000		2,737,000				3,199,000
TECHNICAL ADVISORY EXTENSION PROGRAM		774,000		1,465,000				2,239,000

Provision of Extension Services		774,000		1,465,000				2,239,000

Sub-total, Operations		153,276,000		70,808,000		59,530,000		283,614,000

Total, Regular Programs		218,803,000		108,806,000		59,530,000		387,139,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				182,890,000				182,890,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				183,890,000				183,890,000

Total, Project(s)				183,890,000				183,890,000

TOTAL NEW APPROPRIATIONS	₱	218,803,000	₱	292,696,000	₱	59,530,000	₱	571,029,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	141,082

Total Permanent Positions	141,082

Other Compensation Common to All
Personnel Economic Relief Allowance	7,080
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,065
Honoraria	8,053
Mid-Year Bonus - Civilian	11,757
Year End Bonus	11,757
Cash Gift	1,475
Productivity Enhancement Incentive	1,475
Step Increment	353

Total Other Compensation Common to All	44,435

DECEMBER 30, 2024	OFFICIAL GAZETTE	585
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	149
Lump-sum for Filling of Positions - Civilian	10,760

Total Other Compensation for Specific Groups	10,909

Other Benefits
PAG-IBIG Contributions	708
PhilHealth Contributions	3,368
Employees Compensation Insurance Premiums	354
Loyalty Award - Civilian	125
Terminal Leave	385

Total Other Benefits	4,940

Non-Permanent Positions	17,437

Total Personnel Services	218,803

Maintenance and Other Operating Expenses
Travelling Expenses	6,544
Training and Scholarship Expenses	4,056
Supplies and Materials Expenses	36,492
Utility Expenses	11,486
Communication Expenses	4,323
Awards/Rewards and Prizes	700
Survey, Research, Exploration and Development Expenses	1,373
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	130
Professional Services	5,876
General Services	15,751
Repairs and Maintenance	5,156
Financial Assistance/Subsidy	183,890
Taxes, Insurance Premiums and Other Fees	4,150
Labor and Wages	684
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	120
Representation Expenses	730
Transportation and Delivery Expenses	569
Rent/Lease Expenses	310
Membership Dues and Contributions to Organizations	120
Subscription Expenses	3,604
Other Maintenance and Operating Expenses	6,562

Total Maintenance and Other Operating Expenses	292,696

Total Current Operating Expenditures	511,499

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	59,530

Total Capital Outlays	59,530

TOTAL NEW APPROPRIATIONS	571,029

586	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

I.5. CATANDUANES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	711,167,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	160,488,000	₱	70,161,000	₱	3,700,000	₱	234,349,000
Support to Operations		2,567,000		6,699,000				9,266,000
Operations		252,317,000		26,696,000		15,000,000		294,013,000

HIGHER EDUCATION PROGRAM		243,628,000		21,428,000		15,000,000		280,056,000
ADVANCED EDUCATION PROGRAM		3,256,000		2,715,000				5,971,000
RESEARCH PROGRAM		3,070,000		1,930,000				5,000,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,363,000		623,000				2,986,000

Total, Regular Programs		415,372,000		103,556,000		18,700,000		537,628,000

B. PROJECT(S)
Locally-Funded Project(s)				64,539,000		109,000,000		173,539,000

Total, Project(s)				64,539,000		109,000,000		173,539,000

TOTAL NEW APPROPRIATIONS	₱	415,372,000	₱	168,095,000	₱	127,700,000	₱	711,167,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	88,387,000	₱	70,161,000	₱	3,700,000	₱	162,248,000
Administration of Personnel Benefits		72,101,000						72,101,000

Sub-total, General Administration and Support		160,488,000		70,161,000		3,700,000		234,349,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	587
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		2,567,000		6,699,000				9,266,000

Sub-total, Support to Operations		2,567,000		6,699,000				9,266,000

Operations
HIGHER EDUCATION PROGRAM		243,628,000		21,428,000		15,000,000		280,056,000

Provision of Higher Education Services		243,628,000		21,428,000		15,000,000		280,056,000
ADVANCED EDUCATION PROGRAM		3,256,000		2,715,000				5,971,000

Provision of Advanced Education Services		3,256,000		2,715,000				5,971,000
RESEARCH PROGRAM		3,070,000		1,930,000				5,000,000

Conduct of Research Services		3,070,000		1,930,000				5,000,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,363,000		623,000				2,986,000

Provision of Extension Services		2,363,000		623,000				2,986,000

Sub-total, Operations		252,317,000		26,696,000		15,000,000		294,013,000

Total, Regular Programs		415,372,000		103,556,000		18,700,000		537,628,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				63,539,000				63,539,000
Repair/Rehabilitation/Retrofitting of Panganiban Campus Academic Building, Phase 2						30,000,000		30,000,000
Modernization/Renovation/Repair and
Rehabilitation/Retrofitting of Main
Campus Library Services						79,000,000		79,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				64,539,000		109,000,000		173,539,000

Total, Project(s)				64,539,000		109,000,000		173,539,000

TOTAL NEW APPROPRIATIONS	₱	415,372,000	₱	168,095,000	₱	127,700,000	₱	711,167,000

588	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	251,931

Total Permanent Positions	251,931

Other Compensation Common to All
Personnel Economic Relief Allowance	14,976
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	4,368
Honoraria	12,240
Mid-Year Bonus - Civilian	20,994
Year End Bonus	20,994
Cash Gift	3,120
Productivity Enhancement Incentive	3,120
Step Increment	628

Total Other Compensation Common to All	81,004

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,110
Lump-sum for Filling of Positions - Civilian	69,841

Total Other Compensation for Specific Groups	70,951

Other Benefits
PAG-IBIG Contributions	1,497
PhilHealth Contributions	6,226
Employees Compensation Insurance Premiums	749
Loyalty Award - Civilian	310
Terminal Leave	2,260

Total Other Benefits	11,042

Non-Permanent Positions	444

Total Personnel Services	415,372

Maintenance and Other Operating Expenses
Travelling Expenses	6,080
Training and Scholarship Expenses	4,750
Supplies and Materials Expenses	17,200
Utility Expenses	23,000
Communication Expenses	4,350
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	13,318
General Services	14,000
Repairs and Maintenance	4,195
Financial Assistance/Subsidy	64,539
Taxes, Insurance Premiums and Other Fees	5,050
Labor and Wages	1,537

DECEMBER 30, 2024	OFFICIAL GAZETTE	589
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,335
Membership Dues and Contributions to Organizations	600
Subscription Expenses	2,462
Other Maintenance and Operating Expenses	4,529

Total Maintenance and Other Operating Expenses	168,095

Total Current Operating Expenditures	583,467

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	109,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	3,700

Total Capital Outlays	127,700

TOTAL NEW APPROPRIATIONS	711,167

I.6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,195,471,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	147,663,000	₱	45,028,000	₱	7,400,000	₱	200,091,000
Support to Operations		6,264,000		5,435,000				11,699,000
Operations		287,928,000		72,136,000		20,000,000		380,064,000

HIGHER EDUCATION PROGRAM		267,932,000		63,387,000		20,000,000		351,319,000
ADVANCED EDUCATION PROGRAM		10,411,000		1,225,000				11,636,000
RESEARCH PROGRAM		6,017,000		6,178,000				12,195,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,568,000		1,346,000				4,914,000

Total, Regular Programs		441,855,000		122,599,000		27,400,000		591,854,000

B. PROJECT(S)
Locally-Funded Project(s)				366,117,000		237,500,000		603,617,000

Total, Project(s)				366,117,000		237,500,000		603,617,000

TOTAL NEW APPROPRIATIONS	₱	441,855,000	₱	488,716,000	₱	264,900,000	₱	1,195,471,000

590	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,804,000	₱	45,028,000	₱	7,400,000	₱	95,232,000
Administration of Personnel Benefits		104,859,000						104,859,000

Sub-total, General Administration and Support		147,663,000		45,028,000		7,400,000		200,091,000

Support to Operations
Auxiliary Services		6,264,000		5,435,000				11,699,000

Sub-total, Support to Operations		6,264,000		5,435,000				11,699,000

Operations
HIGHER EDUCATION PROGRAM		267,932,000		63,387,000		20,000,000		351,319,000

Provision of Higher Education Services		267,932,000		63,387,000		20,000,000		351,319,000
ADVANCED EDUCATION PROGRAM		10,411,000		1,225,000				11,636,000

Provision of Advanced Education Services		10,411,000		1,225,000				11,636,000
RESEARCH PROGRAM		6,017,000		6,178,000				12,195,000

Conduct of Research Services		6,017,000		6,178,000				12,195,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,568,000		1,346,000				4,914,000

Provision of Extension Services		3,568,000		1,346,000				4,914,000

Sub-total, Operations		287,928,000		72,136,000		20,000,000		380,064,000

Total, Regular Programs		441,855,000		122,599,000		27,400,000		591,854,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				365,117,000				365,117,000
Construction of Three-Storey University Library, Pasacao Campus, Phase I						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000
Construction of Convention Building (Phase 1)						225,000,000		225,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	591
STATE UNIVERSITIES AND COLLEGES

Sub-total, Locally-Funded Project(s)				366,117,000		237,500,000		603,617,000

Total, Project(s)				366,117,000		237,500,000		603,617,000

TOTAL NEW APPROPRIATIONS	₱	441,855,000	₱	488,716,000	₱	264,900,000	₱	1,195,471,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	242,399

Total Permanent Positions	242,399

Other Compensation Common to All
Personnel Economic Relief Allowance	10,464
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	3,052
Honoraria	7,849
Mid-Year Bonus - Civilian	20,201
Year End Bonus	20,201
Cash Gift	2,180
Productivity Enhancement Incentive	2,180
Step Increment	606

Total Other Compensation Common to All	67,177

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	547
Lump-sum for Filling of Positions - Civilian	101,180

Total Other Compensation for Specific Groups	101,727

Other Benefits
PAG-IBIG Contributions	1,048
PhilHealth Contributions	5,727
Employees Compensation Insurance Premiums	523
Loyalty Award - Civilian	305
Terminal Leave	3,679

Total Other Benefits	11,282

Non-Permanent Positions	19,270

Total Personnel Services	441,855

592	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	4,062
Training and Scholarship Expenses	4,256
Supplies and Materials Expenses	10,209
Utility Expenses	31,229
Communication Expenses	1,145
Awards/Rewards and Prizes	987
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	7,253
General Services	36,168
Repairs and Maintenance	9,621
Financial Assistance/Subsidy	366,117
Taxes, Insurance Premiums and Other Fees	11,171
Labor and Wages	6
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	926
Representation Expenses	2,223
Rent/Lease Expenses	675
Membership Dues and Contributions to Organizations	96
Subscription Expenses	200
Other Maintenance and Operating Expenses	2,230

Total Maintenance and Other Operating Expenses	488,716

Total Current Operating Expenditures	930,571

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	237,500
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	7,400

Total Capital Outlays	264,900

TOTAL NEW APPROPRIATIONS	1,195,471

I.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	295,597,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	50,428,000	₱	20,438,000	₱	₱	70,866,000
Support to Operations				5,519,000			5,519,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	593
STATE UNIVERSITIES AND COLLEGES

Operations		90,948,000		24,119,000		15,000,000		130,067,000

HIGHER EDUCATION PROGRAM		74,978,000		19,786,000		15,000,000		109,764,000
ADVANCED EDUCATION PROGRAM		15,970,000		1,755,000				17,725,000
RESEARCH PROGRAM				1,818,000				1,818,000
TECHNICAL ADVISORY EXTENSION PROGRAM				760,000				760,000

Total, Regular Programs		141,376,000		50,076,000		15,000,000		206,452,000

B. PROJECT(S)
Locally-Funded Project(s)				69,145,000		20,000,000		89,145,000

Total, Project(s)				69,145,000		20,000,000		89,145,000

TOTAL NEW APPROPRIATIONS	₱	141,376,000	₱	119,221,000	₱	35,000,000	₱	295,597,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	36,154,000	₱	20,438,000	₱		₱	56,592,000
Administration of Personnel Benefits		14,274,000						14,274,000

Sub-total, General Administration and Support		50,428,000		20,438,000				70,866,000

Support to Operations
Auxiliary Services				5,519,000				5,519,000

Sub-total, Support to Operations				5,519,000				5,519,000

Operations
HIGHER EDUCATION PROGRAM		74,978,000		19,786,000		15,000,000		109,764,000

Provision of Higher Education Services		74,978,000		19,786,000		15,000,000		109,764,000
ADVANCED EDUCATION PROGRAM		15,970,000		1,755,000				17,725,000

Provision of Advanced Education Services		15,970,000		1,755,000				17,725,000
RESEARCH PROGRAM				1,818,000				1,818,000

Conduct of Research Services				1,818,000				1,818,000

594	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

TECHNICAL ADVISORY EXTENSION PROGRAM				760,000				760,000

Provision of Extension Services				760,000				760,000

Sub-total, Operations		90,948,000		24,119,000		15,000,000		130,067,000

Total, Regular Programs		141,376,000		50,076,000		15,000,000		206,452,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				68,145,000				68,145,000
Completion of Infirmary Building						10,000,000		10,000,000
Completion of Covered Court and
Sports Complex Building						10,000,000		10,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				69,145,000		20,000,000		89,145,000

Total, Project(s)				69,145,000		20,000,000		89,145,000

TOTAL NEW APPROPRIATIONS	₱	141,376,000	₱	119,221,000	₱	35,000,000	₱	295,597,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	91,751

Total Permanent Positions	91,751

Other Compensation Common to All
Personnel Economic Relief Allowance	4,464
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	1,302
Honoraria	400
Mid-Year Bonus - Civilian	7,645
Year End Bonus	7,645
Cash Gift	930
Productivity Enhancement Incentive	930
Step Increment	229

Total Other Compensation Common to All	23,965

DECEMBER 30, 2024	OFFICIAL GAZETTE	595
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	427
Lump-sum for Filling of Positions - Civilian	14,274
Anniversary Bonus - Civilian	489

Total Other Compensation for Specific Groups	15,190

Other Benefits
PAG-IBIG Contributions	446
PhilHealth Contributions	2,237
Employees Compensation Insurance Premiums	224
Loyalty Award - Civilian	75

Total Other Benefits	2,982

Non-Permanent Positions	7,488

Total Personnel Services	141,376

Maintenance and Other Operating Expenses
Travelling Expenses	4,600
Training and Scholarship Expenses	2,152
Supplies and Materials Expenses	8,041
Utility Expenses	10,998
Communication Expenses	2,874
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	4,245
General Services	8,474
Repairs and Maintenance	1,680
Financial Assistance/Subsidy	69,145
Taxes, Insurance Premiums and Other Fees	2,625
Other Maintenance and Operating Expenses
Advertising Expenses	74
Printing and Publication Expenses	298
Representation Expenses	405
Transportation and Delivery Expenses	133
Rent/Lease Expenses	179
Membership Dues and Contributions to Organizations	150
Subscription Expenses	30

Total Maintenance and Other Operating Expenses	119,221

Total Current Operating Expenditures	260,597

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	35,000

TOTAL NEW APPROPRIATIONS	295,597

596	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

I.8. PARTIDO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	477,340,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	116,911,000	₱	40,020,000	₱		₱	156,931,000
Support to Operations		13,925,000		885,000				14,810,000
Operations		173,985,000		36,236,000		15,000,000		225,221,000

HIGHER EDUCATION PROGRAM		173,985,000		26,763,000		15,000,000		215,748,000
ADVANCED EDUCATION PROGRAM				1,610,000				1,610,000
RESEARCH PROGRAM				7,192,000				7,192,000
TECHNICAL ADVISORY EXTENSION PROGRAM				671,000				671,000

Total, Regular Programs		304,821,000		77,141,000		15,000,000		396,962,000

B. PROJECT(S)
Locally-Funded Project(s)				67,878,000		12,500,000		80,378,000

Total, Project(s)				67,878,000		12,500,000		80,378,000

TOTAL NEW APPROPRIATIONS	₱	304,821,000	₱	145,019,000	₱	27,500,000	₱	477,340,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	46,545,000	₱	40,020,000	₱	₱	86,565,000
Administration of Personnel Benefits		70,366,000					70,366,000

Sub-total, General Administration and Support		116,911,000		40,020,000			156,931,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	597
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		13,925,000		885,000				14,810,000

Sub-total, Support to Operations		13,925,000		885,000				14,810,000

Operations
HIGHER EDUCATION PROGRAM		173,985,000		26,763,000		15,000,000		215,748,000

Provision of Higher Education Services		173,985,000		26,763,000		15,000,000		215,748,000
ADVANCED EDUCATION PROGRAM				1,610,000				1,610,000

Provision of Advanced Education Services				1,610,000				1,610,000
RESEARCH PROGRAM				7,192,000				7,192,000

Conduct of Research Services				7,192,000				7,192,000
TECHNICAL ADVISORY EXTENSION PROGRAM				671,000				671,000

Provision of Extension Services				671,000				671,000

Sub-total, Operations		173,985,000		36,236,000		15,000,000		225,221,000

Total, Regular Programs		304,821,000		77,141,000		15,000,000		396,962,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				66,878,000				66,878,000
Expansion and Improvement of Library Building - Goa						2,500,000		2,500,000
Retrofitting and Improvement of Registrar’s Building - Goa						10,000,000		10,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				67,878,000		12,500,000		80,378,000

Total, Project(s)				67,878,000		12,500,000		80,378,000

TOTAL NEW APPROPRIATIONS	₱	304,821,000	₱	145,019,000	₱	27,500,000	₱	477,340,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	168,271

Total Permanent Positions	168,271

598	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	7,800
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,275
Honoraria	5,611
Mid-Year Bonus - Civilian	14,023
Year End Bonus	14,023
Cash Gift	1,625
Productivity Enhancement Incentive	1,625
Step Increment	421

Total Other Compensation Common to All	47,823

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	846
Lump-sum for Filling of Positions - Civilian	70,201

Total Other Compensation for Specific Groups	71,047

Other Benefits
PAG-IBIG Contributions	780
PhilHealth Contributions	4,042
Employees Compensation Insurance Premiums	390
Loyalty Award - Civilian	175
Terminal Leave	165

Total Other Benefits	5,552

Non-Permanent Positions	12,128

Total Personnel Services	304,821

Maintenance and Other Operating Expenses
Travelling Expenses	3,987
Training and Scholarship Expenses	2,914
Supplies and Materials Expenses	14,917
Utility Expenses	11,364
Communication Expenses	8,250
Awards/Rewards and Prizes	600
Survey, Research, Exploration and Development Expenses	5,400
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	337
General Services	20,523
Repairs and Maintenance	2,986
Financial Assistance/Subsidy	67,878
Taxes, Insurance Premiums and Other Fees	1,732

DECEMBER 30, 2024	OFFICIAL GAZETTE	599
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Advertising Expenses	108
Printing and Publication Expenses	100
Representation Expenses	1,460
Rent/Lease Expenses	54
Membership Dues and Contributions to Organizations	155
Subscription Expenses	928
Other Maintenance and Operating Expenses	1,176

Total Maintenance and Other Operating Expenses	145,019

Total Current Operating Expenditures	449,840

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	7,000
Other Property Plant and Equipment Outlay	8,000

Total Capital Outlays	27,500

TOTAL NEW APPROPRIATIONS	477,340

I.9. SORSOGON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	580,407,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	75,747,000	₱	46,201,000	₱	1,200,000	₱	123,148,000
Support to Operations				332,000				332,000
Operations		220,773,000		36,079,000		15,000,000		271,852,000

HIGHER EDUCATION PROGRAM		201,079,000		32,540,000		15,000,000		248,619,000
ADVANCED EDUCATION PROGRAM		19,380,000		442,000				19,822,000
RESEARCH PROGRAM		314,000		2,650,000				2,964,000
TECHNICAL ADVISORY EXTENSION PROGRAM				447,000				447,000

Total, Regular Programs		296,520,000		82,612,000		16,200,000		395,332,000

600	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. PROJECT(S)
Locally-Funded Project(s)				140,075,000		45,000,000		185,075,000

Total, Project(s)				140,075,000		45,000,000		185,075,000

TOTAL NEW APPROPRIATIONS	₱	296,520,000	₱	222,687,000	₱	61,200,000	₱	580,407,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	57,017,000	₱	46,201,000	₱	1,200,000	₱	104,418,000
Administration of Personnel Benefits		18,730,000						18,730,000

Sub-total, General Administration and Support		75,747,000		46,201,000		1,200,000		123,148,000

Support to Operations
Auxiliary Services				332,000				332,000

Sub-total, Support to Operations				332,000				332,000

Operations
HIGHER EDUCATION PROGRAM		201,079,000		32,540,000		15,000,000		248,619,000

Provision of Higher Education Services		201,079,000		32,540,000		15,000,000		248,619,000
ADVANCED EDUCATION PROGRAM		19,380,000		442,000				19,822,000

Provision of Advanced Education Services		19,380,000		442,000				19,822,000
RESEARCH PROGRAM		314,000		2,650,000				2,964,000

Conduct of Research Services		314,000		2,650,000				2,964,000
TECHNICAL ADVISORY EXTENSION PROGRAM				447,000				447,000

Provision of Extension Services				447,000				447,000

Sub-total, Operations		220,773,000		36,079,000		15,000,000		271,852,000

Total, Regular Programs		296,520,000		82,612,000		16,200,000		395,332,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	601
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				139,075,000				139,075,000
Completion of Integrated Academic and Laboratory Building - Bulan Campus (Phase 2)						45,000,000		45,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				140,075,000		45,000,000		185,075,000

Total, Project(s)				140,075,000		45,000,000		185,075,000

TOTAL NEW APPROPRIATIONS	₱	296,520,000	₱	222,687,000	₱	61,200,000	₱	580,407,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	204,860

Total Permanent Positions	204,860

Other Compensation Common to All
Personnel Economic Relief Allowance	10,536
Representation Allowance	138
Transportation Allowance	138
Clothing and Uniform Allowance	3,073
Honoraria	6,950
Mid-Year Bonus - Civilian	17,072
Year End Bonus	17,072
Cash Gift	2,195
Productivity Enhancement Incentive	2,195
Step Increment	513

Total Other Compensation Common to All	59,882

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	831
Lump-sum for Filling of Positions - Civilian	17,037

Total Other Compensation for Specific Groups	17,868

602	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
PAG-IBIG Contributions	1,054
PhilHealth Contributions	4,967
Employees Compensation Insurance Premiums	527
Loyalty Award - Civilian	180
Terminal Leave	1,693

Total Other Benefits	8,421

Non-Permanent Positions	5,489

Total Personnel Services	296,520

Maintenance and Other Operating Expenses
Travelling Expenses	4,613
Training and Scholarship Expenses	2,469
Supplies and Materials Expenses	15,708
Utility Expenses	11,344
Communication Expenses	1,613
Awards/Rewards and Prizes	1,006
Survey, Research, Exploration and Development Expenses	670
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	6,583
General Services	22,733
Repairs and Maintenance	6,260
Financial Assistance/Subsidy	140,075
Taxes, Insurance Premiums and Other Fees	2,215
Labor and Wages	427
Other Maintenance and Operating Expenses
Printing and Publication Expenses	352
Representation Expenses	952
Transportation and Delivery Expenses	5
Rent/Lease Expenses	103
Membership Dues and Contributions to Organizations	487
Subscription Expenses	1,297
Other Maintenance and Operating Expenses	3,625

Total Maintenance and Other Operating Expenses	222,687

Total Current Operating Expenditures	519,207

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	1,200

Total Capital Outlays	61,200

TOTAL NEW APPROPRIATIONS	580,407

DECEMBER 30, 2024	OFFICIAL GAZETTE	603
STATE UNIVERSITIES AND COLLEGES

J. REGION VI - WESTERN VISAYAS

J.1. AKLAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	620,266,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	140,593,000	₱	7,070,000	₱		₱	147,663,000
Support to Operations		7,026,000		7,371,000				14,397,000
Operations		257,318,000		44,984,000		22,000,000		324,302,000

HIGHER EDUCATION PROGRAM		254,832,000		34,186,000		22,000,000		311,018,000
ADVANCED EDUCATION PROGRAM		545,000		2,816,000				3,361,000
RESEARCH PROGRAM		1,007,000		4,138,000				5,145,000
TECHNICAL ADVISORY EXTENSION PROGRAM		934,000		3,844,000				4,778,000

Total, Regular Programs		404,937,000		59,425,000		22,000,000		486,362,000

B. PROJECT(S)
Locally-Funded Project(s)				118,904,000		15,000,000		133,904,000

Total, Project(s)				118,904,000		15,000,000		133,904,000

TOTAL NEW APPROPRIATIONS	₱	404,937,000	₱	178,329,000	₱	37,000,000	₱	620,266,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,059,000	₱	7,070,000	₱	₱	38,129,000
Administration of Personnel Benefits		109,534,000					109,534,000

Sub-total, General Administration and Support		140,593,000		7,070,000			147,663,000

604	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Auxiliary Services		7,026,000		7,371,000				14,397,000

Sub-total, Support to Operations		7,026,000		7,371,000				14,397,000

Operations
HIGHER EDUCATION PROGRAM		254,832,000		34,186,000		22,000,000		311,018,000

Provision of Higher Education Services		254,832,000		34,186,000		22,000,000		311,018,000
ADVANCED EDUCATION PROGRAM		545,000		2,816,000				3,361,000

Provision of Advanced Education Services		545,000		2,816,000				3,361,000
RESEARCH PROGRAM		1,007,000		4,138,000				5,145,000

Conduct of Research Services		1,007,000		4,138,000				5,145,000
TECHNICAL ADVISORY EXTENSION PROGRAM		934,000		3,844,000				4,778,000

Provision of Extension Services		934,000		3,844,000				4,778,000

Sub-total, Operations		257,318,000		44,984,000		22,000,000		324,302,000

Total, Regular Programs		404,937,000		59,425,000		22,000,000		486,362,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				117,904,000				117,904,000
Conversion of CAHM Building from One-Storey to Two-Storey as Classroom and Simulation/Mock Laboratory and Faculty Lounge, New Washington Campus						15,000,000		15,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				118,904,000		15,000,000		133,904,000

Total, Project(s)				118,904,000		15,000,000		133,904,000

TOTAL NEW APPROPRIATIONS	₱	404,937,000	₱	178,329,000	₱	37,000,000	₱	620,266,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	605
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	221,109

Total Permanent Positions	221,109

Other Compensation Common to All
Personnel Economic Relief Allowance	10,104
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	2,947
Honoraria	3,115
Mid-Year Bonus - Civilian	18,427
Year End Bonus	18,427
Cash Gift	2,105
Productivity Enhancement Incentive	2,105
Step Increment	553

Total Other Compensation Common to All	58,347

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,043
Night Shift Differential Pay	737
Lump-sum for Filling of Positions - Civilian	108,504

Total Other Compensation for Specific Groups	110,284

Other Benefits
PAG-IBIG Contributions	1,010
PhilHealth Contributions	5,327
Employees Compensation Insurance Premiums	505
Loyalty Award - Civilian	210
Terminal Leave	1,030

Total Other Benefits	8,082

Non-Permanent Positions	7,115

Total Personnel Services	404,937

Maintenance and Other Operating Expenses
Travelling Expenses	3,922
Training and Scholarship Expenses	1,933
Supplies and Materials Expenses	14,420
Utility Expenses	15,249
Communication Expenses	4,545
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	121
Professional Services	788
General Services	3,930
Repairs and Maintenance	6,849
Financial Assistance/Subsidy	118,904
Taxes, Insurance Premiums and Other Fees	793
Labor and Wages	5,946

606	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Maintenance and Operating Expenses
Advertising Expenses	101
Printing and Publication Expenses	90
Representation Expenses	338
Transportation and Delivery Expenses	237
Membership Dues and Contributions to Organizations	56
Subscription Expenses	107

Total Maintenance and Other Operating Expenses	178,329

Total Current Operating Expenditures	583,266

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	22,000

Total Capital Outlays	37,000

TOTAL NEW APPROPRIATIONS	620,266

J.2. CAPIZ STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,111,757,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	248,329,000	₱	11,914,000	₱		₱	260,243,000
Support to Operations		17,682,000		1,629,000				19,311,000
Operations		440,075,000		55,140,000		15,000,000		510,215,000

HIGHER EDUCATION PROGRAM		435,668,000		27,960,000		15,000,000		478,628,000
ADVANCED EDUCATION PROGRAM				2,289,000				2,289,000
RESEARCH PROGRAM		1,085,000		17,750,000				18,835,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,322,000		7,141,000				10,463,000

Total, Regular Programs		706,086,000		68,683,000		15,000,000		789,769,000

B. PROJECT(S)
Locally-Funded Project(s)				266,988,000		55,000,000		321,988,000

Total, Project(s)				266,988,000		55,000,000		321,988,000

TOTAL NEW APPROPRIATIONS	₱	706,086,000	₱	335,671,000	₱	70,000,000	₱	1,111,757,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	607
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	77,126,000	₱	11,914,000	₱		₱	89,040,000
Administration of Personnel Benefits		171,203,000						171,203,000

Sub-total, General Administration and Support		248,329,000		11,914,000				260,243,000

Support to Operations
Auxiliary Services		17,682,000		1,629,000				19,311,000

Sub-total, Support to Operations		17,682,000		1,629,000				19,311,000

Operations
HIGHER EDUCATION PROGRAM		435,668,000		27,960,000		15,000,000		478,628,000

Provision of Higher Education Services		435,668,000		27,960,000		15,000,000		478,628,000
ADVANCED EDUCATION PROGRAM				2,289,000				2,289,000

Provision of Advanced Education Services				2,289,000				2,289,000
RESEARCH PROGRAM		1,085,000		17,750,000				18,835,000

Conduct of Research Services		1,085,000		17,750,000				18,835,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,322,000		7,141,000				10,463,000

Provision of Extension Services		3,322,000		7,141,000				10,463,000

Sub-total, Operations		440,075,000		55,140,000		15,000,000		510,215,000

Total, Regular Programs		706,086,000		68,683,000		15,000,000		789,769,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				265,988,000				265,988,000

608	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Renovation of Graphic Arts Building - Phase II, Roxas City Main Campus						30,000,000		30,000,000
Expansion/Construction of the College of Engineering and Architecture Building - Phase II, Roxas City Main Campus						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				266,988,000		55,000,000		321,988,000

Total, Project(s)				266,988,000		55,000,000		321,988,000

TOTAL NEW APPROPRIATIONS	₱	706,086,000	₱	335,671,000	₱	70,000,000	₱	1,111,757,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	414,819

Total Permanent Positions	414,819

Other Compensation Common to All
Personnel Economic Relief Allowance	16,968
Representation Allowance	354
Transportation Allowance	354
Clothing and Uniform Allowance	4,949
Honoraria	843
Mid-Year Bonus - Civilian	34,569
Year End Bonus	34,569
Cash Gift	3,535
Productivity Enhancement Incentive	3,535
Step Increment	1,036

Total Other Compensation Common to All	100,712

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,900
Lump-sum for Filling of Positions - Civilian	167,885

Total Other Compensation for Specific Groups	169,785

Other Benefits
PAG-IBIG Contributions	1,698
PhilHealth Contributions	9,891

DECEMBER 30, 2024	OFFICIAL GAZETTE	609
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	848
Loyalty Award - Civilian	605
Terminal Leave	3,318

Total Other Benefits	16,360

Non-Permanent Positions	4,410

Total Personnel Services	706,086

Maintenance and Other Operating Expenses
Travelling Expenses	5,123
Training and Scholarship Expenses	6,471
Supplies and Materials Expenses	9,182
Utility Expenses	16,911
Communication Expenses	2,007
Survey, Research, Exploration and Development Expenses	2,626
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	250
General Services	17,139
Repairs and Maintenance	3,525
Financial Assistance/Subsidy	266,988
Taxes, Insurance Premiums and Other Fees	700
Other Maintenance and Operating Expenses
Advertising Expenses	294
Printing and Publication Expenses	467
Representation Expenses	1,360
Transportation and Delivery Expenses	221
Membership Dues and Contributions to Organizations	1,145
Subscription Expenses	1,112

Total Maintenance and Other Operating Expenses	335,671

Total Current Operating Expenditures	1,041,757

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	55,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	70,000

TOTAL NEW APPROPRIATIONS	1,111,757

J.3. CARLOS HILADO MEMORIAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	640,137,000

610	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	50,794,000	₱	12,538,000	₱		₱	63,332,000
Support to Operations		5,647,000		4,978,000				10,625,000
Operations		288,438,000		59,859,000		15,000,000		363,297,000

HIGHER EDUCATION PROGRAM		288,438,000		51,151,000		15,000,000		354,589,000
ADVANCED EDUCATION PROGRAM				350,000				350,000
RESEARCH PROGRAM				7,213,000				7,213,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,145,000				1,145,000

Total, Regular Programs		344,879,000		77,375,000		15,000,000		437,254,000

B. PROJECT(S)
Locally-Funded Project(s)				190,383,000		12,500,000		202,883,000

Total, Project(s)				190,383,000		12,500,000		202,883,000

TOTAL NEW APPROPRIATIONS	₱	344,879,000	₱	267,758,000	₱	27,500,000	₱	640,137,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,439,000	₱	12,538,000	₱		₱	44,977,000
Administration of Personnel Benefits		18,355,000						18,355,000

Sub-total, General Administration and Support		50,794,000		12,538,000				63,332,000

Support to Operations
Auxiliary Services		5,647,000		4,978,000				10,625,000

Sub-total, Support to Operations		5,647,000		4,978,000				10,625,000

Operations
HIGHER EDUCATION PROGRAM		288,438,000		51,151,000		15,000,000		354,589,000

Provision of Higher Education Services		288,438,000		51,151,000		15,000,000		354,589,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	611
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM				350,000				350,000

Provision of Advanced Education Services				350,000				350,000
RESEARCH PROGRAM				7,213,000				7,213,000

Conduct of Research Services				7,213,000				7,213,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,145,000				1,145,000

Provision of Extension Services				1,145,000				1,145,000

Sub-total, Operations		288,438,000		59,859,000		15,000,000		363,297,000

Total, Regular Programs		344,879,000		77,375,000		15,000,000		437,254,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				174,383,000				174,383,000
Construction of Male Dormitory in Fortune Towne Campus - Phase I						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000
Localization of Women’s and Children’s Policies Project in Negros Occidental				15,000,000				15,000,000

Sub-total, Locally-Funded Project(s)				190,383,000		12,500,000		202,883,000

Total, Project(s)				190,383,000		12,500,000		202,883,000

TOTAL NEW APPROPRIATIONS	₱	344,879,000	₱	267,758,000	₱	27,500,000	₱	640,137,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	252,797

Total Permanent Positions	252,797

Other Compensation Common to All
Personnel Economic Relief Allowance	11,352
Representation Allowance	282

612	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Transportation Allowance	282
Clothing and Uniform Allowance	3,311
Honoraria	400
Mid-Year Bonus - Civilian	21,066
Year End Bonus	21,066
Cash Gift	2,365
Productivity Enhancement Incentive	2,365
Step Increment	632

Total Other Compensation Common to All	63,121

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	431
Lump-sum for Filling of Positions - Civilian	17,737

Total Other Compensation for Specific Groups	18,168

Other Benefits
PAG-IBIG Contributions	1,136
PhilHealth Contributions	6,214
Employees Compensation Insurance Premiums	568
Loyalty Award - Civilian	285
Terminal Leave	618

Total Other Benefits	8,821

Non-Permanent Positions	1,972

Total Personnel Services	344,879

Maintenance and Other Operating Expenses
Travelling Expenses	5,260
Training and Scholarship Expenses	3,110
Supplies and Materials Expenses	19,501
Utility Expenses	15,081
Communication Expenses	671
Awards/Rewards and Prizes	257
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	591
General Services	5,784
Repairs and Maintenance	21,162
Financial Assistance/Subsidy	175,383
Taxes, Insurance Premiums and Other Fees	3,193
Other Maintenance and Operating Expenses
Advertising Expenses	176
Printing and Publication Expenses	257
Representation Expenses	1,391
Transportation and Delivery Expenses	103
Membership Dues and Contributions to Organizations	72
Subscription Expenses	616
Other Maintenance and Operating Expenses	15,000

Total Maintenance and Other Operating Expenses	267,758

Total Current Operating Expenditures	612,637

DECEMBER 30, 2024	OFFICIAL GAZETTE	613
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	15,000

Total Capital Outlays	27,500

TOTAL NEW APPROPRIATIONS	640,137

J.4. CENTRAL PHILIPPINES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	549,352,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	51,542,000	₱	11,231,000	₱		₱	62,773,000
Support to Operations		3,706,000		15,960,000				19,666,000
Operations		154,264,000		27,790,000		10,000,000		192,054,000

HIGHER EDUCATION PROGRAM		154,264,000		22,117,000		10,000,000		186,381,000
RESEARCH PROGRAM				3,450,000				3,450,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,223,000				2,223,000

Total, Regular Programs		209,512,000		54,981,000		10,000,000		274,493,000

B. PROJECT(S)
Locally-Funded Project(s)				249,859,000		25,000,000		274,859,000

Total, Project(s)				249,859,000		25,000,000		274,859,000

TOTAL NEW APPROPRIATIONS	₱	209,512,000	₱	304,840,000	₱	35,000,000	₱	549,352,000

614	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,785,000	₱	11,231,000	₱		₱	60,016,000
Administration of Personnel Benefits		2,757,000						2,757,000

Sub-total, General Administration and Support		51,542,000		11,231,000				62,773,000

Support to Operations
Auxiliary Services		3,706,000		15,960,000				19,666,000

Sub-total, Support to Operations		3,706,000		15,960,000				19,666,000

Operations
HIGHER EDUCATION PROGRAM		154,264,000		22,117,000		10,000,000		186,381,000

Provision of Higher Education Services		154,264,000		22,117,000		10,000,000		186,381,000
RESEARCH PROGRAM				3,450,000				3,450,000

Conduct of Research Services				3,450,000				3,450,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,223,000				2,223,000

Provision of Extension Services				2,223,000				2,223,000

Sub-total, Operations		154,264,000		27,790,000		10,000,000		192,054,000

Total, Regular Programs		209,512,000		54,981,000		10,000,000		274,493,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				248,859,000				248,859,000
Construction of Academic Facility, Sipalay Campus						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				249,859,000		25,000,000		274,859,000

Total, Project(s)				249,859,000		25,000,000		274,859,000

TOTAL NEW APPROPRIATIONS	₱	209,512,000	₱	304,840,000	₱	35,000,000	₱	549,352,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	615
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	159,019

Total Permanent Positions	159,019

Other Compensation Common to All
Personnel Economic Relief Allowance	8,400
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	2,450
Honoraria	271
Mid-Year Bonus - Civilian	13,252
Year End Bonus	13,252
Cash Gift	1,750
Productivity Enhancement Incentive	1,750
Step Increment	398

Total Other Compensation Common to All	41,907

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	179
Lump-sum for Filling of Positions - Civilian	577

Total Other Compensation for Specific Groups	756

Other Benefits
PAG-IBIG Contributions	841
PhilHealth Contributions	3,920
Employees Compensation Insurance Premiums	420
Loyalty Award - Civilian	195
Terminal Leave	2,180

Total Other Benefits	7,556

Non-Permanent Positions	274

Total Personnel Services	209,512

Maintenance and Other Operating Expenses
Travelling Expenses	2,462
Training and Scholarship Expenses	7,043
Supplies and Materials Expenses	16,728
Utility Expenses	7,383
Communication Expenses	4,397
Awards/Rewards and Prizes	210
Survey, Research, Exploration and Development Expenses	1,119
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	502
General Services	2,004
Repairs and Maintenance	3,330

616	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Financial Assistance/Subsidy	249,859
Taxes, Insurance Premiums and Other Fees	308
Labor and Wages	6,559
Other Maintenance and Operating Expenses
Printing and Publication Expenses	110
Representation Expenses	1,922
Transportation and Delivery Expenses	60
Membership Dues and Contributions to Organizations	142
Subscription Expenses	566

Total Maintenance and Other Operating Expenses	304,840

Total Current Operating Expenditures	514,352

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	8,500
Furniture, Fixtures and Books Outlay	1,500

Total Capital Outlays	35,000

TOTAL NEW APPROPRIATIONS	549,352

J.5. GUIMARAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	349,926,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	45,993,000	₱	11,465,000	₱	27,657,000	₱	85,115,000
Support to Operations		1,980,000		2,773,000				4,753,000
Operations		81,649,000		17,655,000		19,275,000		118,579,000

HIGHER EDUCATION PROGRAM		81,649,000		13,780,000		18,980,000		114,409,000
ADVANCED EDUCATION PROGRAM				414,000				414,000
RESEARCH PROGRAM				1,953,000		295,000		2,248,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,508,000				1,508,000

Total, Regular Programs		129,622,000		31,893,000		46,932,000		208,447,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	617
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				122,979,000		18,500,000		141,479,000

Total, Project(s)				122,979,000		18,500,000		141,479,000

TOTAL NEW APPROPRIATIONS	₱	129,622,000	₱	154,872,000	₱	65,432,000	₱	349,926,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,915,000	₱	11,465,000	₱	27,657,000	₱	79,037,000
Administration of Personnel Benefits		6,078,000						6,078,000

Sub-total, General Administration and Support		45,993,000		11,465,000		27,657,000		85,115,000

Support to Operations
Auxiliary Services		1,980,000		2,773,000				4,753,000

Sub-total, Support to Operations		1,980,000		2,773,000				4,753,000

Operations
HIGHER EDUCATION PROGRAM		81,649,000		13,780,000		18,980,000		114,409,000

Provision of Higher Education Services		81,649,000		13,780,000		18,980,000		114,409,000
ADVANCED EDUCATION PROGRAM				414,000				414,000

Provision of Advanced Education Services				414,000				414,000
RESEARCH PROGRAM				1,953,000		295,000		2,248,000

Conduct of Research Services				1,953,000		295,000		2,248,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,508,000				1,508,000

Provision of Extension Services				1,508,000				1,508,000

Sub-total, Operations		81,649,000		17,655,000		19,275,000		118,579,000

Total, Regular Programs		129,622,000		31,893,000		46,932,000		208,447,000

618	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				121,979,000				121,979,000
Expansion of ITRDC Building Phase 2, Salvador Campus						8,500,000		8,500,000
Construction of Basketball Gymnasium						10,000,000		10,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				122,979,000		18,500,000		141,479,000

Total, Project(s)				122,979,000		18,500,000		141,479,000

TOTAL NEW APPROPRIATIONS	₱	129,622,000	₱	154,872,000	₱	65,432,000	₱	349,926,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	94,227

Total Permanent Positions	94,227

Other Compensation Common to All
Personnel Economic Relief Allowance	4,488
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	1,309
Honoraria	500
Mid-Year Bonus - Civilian	7,852
Year End Bonus	7,852
Cash Gift	935
Productivity Enhancement Incentive	935
Step Increment	236

Total Other Compensation Common to All	24,671

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	139
Lump-sum for Filling of Positions - Civilian	5,320

Total Other Compensation for Specific Groups	5,459

DECEMBER 30, 2024	OFFICIAL GAZETTE	619
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	449
PhilHealth Contributions	2,321
Employees Compensation Insurance Premiums	224
Loyalty Award - Civilian	145
Terminal Leave	758

Total Other Benefits	3,897

Non-Permanent Positions	1,368

Total Personnel Services	129,622

Maintenance and Other Operating Expenses
Travelling Expenses	3,250
Training and Scholarship Expenses	3,494
Supplies and Materials Expenses	4,515
Utility Expenses	8,074
Communication Expenses	4,240
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
General Services	5,200
Repairs and Maintenance	1,550
Financial Assistance/Subsidy	122,979
Other Maintenance and Operating Expenses
Advertising Expenses	150
Representation Expenses	1,120
Membership Dues and Contributions to Organizations	150

Total Maintenance and Other Operating Expenses	154,872

Total Current Operating Expenditures	284,494

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	18,500
Machinery and Equipment Outlay	40,432
Transportation Equipment Outlay	6,500

Total Capital Outlays	65,432

TOTAL NEW APPROPRIATIONS	349,926

J.6. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱1,033,318,000

620	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	97,031,000	₱	12,874,000	₱		₱	109,905,000
Support to Operations		5,410,000		9,600,000				15,010,000
Operations		446,852,000		146,599,000		15,000,000		608,451,000

HIGHER EDUCATION PROGRAM		445,015,000		121,312,000		15,000,000		581,327,000
ADVANCED EDUCATION PROGRAM				2,272,000				2,272,000
RESEARCH PROGRAM		1,372,000		20,027,000				21,399,000
TECHNICAL ADVISORY EXTENSION PROGRAM		465,000		2,988,000				3,453,000

Total, Regular Programs		549,293,000		169,073,000		15,000,000		733,366,000

B. PROJECT(S)
Locally-Funded Project(s)				257,453,000		42,499,000		299,952,000

Total, Project(s)				257,453,000		42,499,000		299,952,000

TOTAL NEW APPROPRIATIONS	₱	549,293,000	₱	426,526,000	₱	57,499,000	₱	1,033,318,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	59,645,000	₱	12,874,000	₱		₱	72,519,000
Administration of Personnel Benefits		37,386,000						37,386,000

Sub-total, General Administration and Support		97,031,000		12,874,000				109,905,000

Support to Operations
Auxiliary Services		5,410,000		9,600,000				15,010,000

Sub-total, Support to Operations		5,410,000		9,600,000				15,010,000

Operations
HIGHER EDUCATION PROGRAM		445,015,000		121,312,000		15,000,000		581,327,000

Provision of Higher Education Services		445,015,000		121,312,000		15,000,000		581,327,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	621
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM				2,272,000				2,272,000

Provision of Advanced Education Services				2,272,000				2,272,000
RESEARCH PROGRAM		1,372,000		20,027,000				21,399,000

Conduct of Research Services		1,372,000		20,027,000				21,399,000
TECHNICAL ADVISORY EXTENSION PROGRAM		465,000		2,988,000				3,453,000

Provision of Extension Services		465,000		2,988,000				3,453,000

Sub-total, Operations		446,852,000		146,599,000		15,000,000		608,451,000

Total, Regular Programs		549,293,000		169,073,000		15,000,000		733,366,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				256,453,000				256,453,000
Completion of Rehabilitation of Civil Technology Building, La Paz Campus						42,499,000		42,499,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				257,453,000		42,499,000		299,952,000

Total, Project(s)				257,453,000		42,499,000		299,952,000

TOTAL NEW APPROPRIATIONS	₱	549,293,000	₱	426,526,000	₱	57,499,000	₱	1,033,318,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	393,754

Total Permanent Positions	393,754

Other Compensation Common to All
Personnel Economic Relief Allowance	18,048
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	5,264

622	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Honoraria	270
Mid-Year Bonus - Civilian	32,813
Year End Bonus	32,813
Cash Gift	3,760
Productivity Enhancement Incentive	3,760
Step Increment	985

Total Other Compensation Common to All	98,277

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,614
Lump-sum for Filling of Positions - Civilian	36,231
Anniversary Bonus - Civilian	2,253

Total Other Compensation for Specific Groups	40,098

Other Benefits
PAG-IBIG Contributions	1,804
PhilHealth Contributions	9,613
Employees Compensation Insurance Premiums	902
Loyalty Award - Civilian	435
Terminal Leave	1,155

Total Other Benefits	13,909

Non-Permanent Positions	3,255

Total Personnel Services	549,293

Maintenance and Other Operating Expenses
Travelling Expenses	14,224
Training and Scholarship Expenses	2,521
Supplies and Materials Expenses	32,383
Utility Expenses	72,088
Communication Expenses	11,375
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	139
Professional Services	2,757
General Services	3,357
Repairs and Maintenance	23,139
Financial Assistance/Subsidy	257,453
Taxes, Insurance Premiums and Other Fees	3,853
Other Maintenance and Operating Expenses
Printing and Publication Expenses	300
Representation Expenses	1,441
Transportation and Delivery Expenses	496
Membership Dues and Contributions to Organizations	1,000

Total Maintenance and Other Operating Expenses	426,526

Total Current Operating Expenditures	975,819

DECEMBER 30, 2024	OFFICIAL GAZETTE	623
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	42,499
Machinery and Equipment Outlay	15,000

Total Capital Outlays	57,499

TOTAL NEW APPROPRIATIONS	1,033,318

J.7. ILOILO STATE UNIVERSITY OF FISHERIES SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	551,035,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	80,700,000	₱	8,866,000	₱		₱	89,566,000
Support to Operations		6,358,000		1,101,000				7,459,000
Operations		235,166,000		36,254,000		10,000,000		281,420,000

HIGHER EDUCATION PROGRAM		233,862,000		32,989,000		10,000,000		276,851,000
RESEARCH PROGRAM		724,000		1,902,000				2,626,000
TECHNICAL ADVISORY EXTENSION PROGRAM		580,000		1,363,000				1,943,000

Total, Regular Programs		322,224,000		46,221,000		10,000,000		378,445,000

B. PROJECT(S)
Locally-Funded Project(s)				125,090,000		47,500,000		172,590,000

Total, Project(s)				125,090,000		47,500,000		172,590,000

TOTAL NEW APPROPRIATIONS	₱	322,224,000	₱	171,311,000	₱	57,500,000	₱	551,035,000

624	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,368,000	₱	8,866,000	₱		₱	54,234,000
Administration of Personnel Benefits		35,332,000						35,332,000

Sub-total, General Administration and Support		80,700,000		8,866,000				89,566,000

Support to Operations
Auxiliary Services		6,358,000		1,101,000				7,459,000

Sub-total, Support to Operations		6,358,000		1,101,000				7,459,000

Operations
HIGHER EDUCATION PROGRAM		233,862,000		32,989,000		10,000,000		276,851,000

Provision of Higher Education Services		233,862,000		32,989,000		10,000,000		276,851,000
RESEARCH PROGRAM		724,000		1,902,000				2,626,000

Conduct of Research Services		724,000		1,902,000				2,626,000
TECHNICAL ADVISORY EXTENSION PROGRAM		580,000		1,363,000				1,943,000

Provision of Extension Services		580,000		1,363,000				1,943,000

Sub-total, Operations		235,166,000		36,254,000		10,000,000		281,420,000

Total, Regular Programs		322,224,000		46,221,000		10,000,000		378,445,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				124,090,000				124,090,000
Construction of Hospitality Management Training Hub, San Enrique Campus						25,000,000		25,000,000
Construction of Learning Resource Center, Main Campus						22,500,000		22,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				125,090,000		47,500,000		172,590,000

Total, Project(s)				125,090,000		47,500,000		172,590,000

TOTAL NEW APPROPRIATIONS	₱	322,224,000	₱	171,311,000	₱	57,500,000	₱	551,035,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	625
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	218,996

Total Permanent Positions	218,996

Other Compensation Common to All
Personnel Economic Relief Allowance	10,872
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	3,171
Honoraria	451
Mid-Year Bonus - Civilian	18,249
Year End Bonus	18,249
Cash Gift	2,265
Productivity Enhancement Incentive	2,265
Step Increment	1,048

Total Other Compensation Common to All	56,954

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,127
Lump-sum for Filling of Positions - Civilian	34,232

Total Other Compensation for Specific Groups	35,359

Other Benefits
PAG-IBIG Contributions	1,086
PhilHealth Contributions	5,418
Employees Compensation Insurance Premiums	543
Loyalty Award - Civilian	230
Terminal Leave	1,100

Total Other Benefits	8,377

Non-Permanent Positions	2,538

Total Personnel Services	322,224

Maintenance and Other Operating Expenses
Travelling Expenses	1,772
Training and Scholarship Expenses	2,661
Supplies and Materials Expenses	12,700
Utility Expenses	9,673
Communication Expenses	1,318
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	126

626	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Professional Services	496
General Services	4,254
Repairs and Maintenance	5,656
Financial Assistance/Subsidy	125,090
Taxes, Insurance Premiums and Other Fees	2,382
Other Maintenance and Operating Expenses
Advertising Expenses	34
Printing and Publication Expenses	97
Representation Expenses	1,684
Transportation and Delivery Expenses	88
Membership Dues and Contributions to Organizations	638
Subscription Expenses	542
Other Maintenance and Operating Expenses	2,100

Total Maintenance and Other Operating Expenses	171,311

Total Current Operating Expenditures	493,535

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	47,500
Machinery and Equipment Outlay	10,000

Total Capital Outlays	57,500

TOTAL NEW APPROPRIATIONS	551,035

J.8. NORTHERN ILOILO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	680,706,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	49,996,000	₱	10,022,000	₱		₱	60,018,000
Support to Operations		5,950,000		1,988,000				7,938,000
Operations		325,053,000		42,205,000		10,000,000		377,258,000

HIGHER EDUCATION PROGRAM		323,548,000		32,911,000		10,000,000		366,459,000
ADVANCED EDUCATION PROGRAM		300,000		429,000				729,000
RESEARCH PROGRAM		850,000		6,629,000				7,479,000
TECHNICAL ADVISORY EXTENSION PROGRAM		355,000		2,236,000				2,591,000

Total, Regular Programs		380,999,000		54,215,000		10,000,000		445,214,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	627
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				208,992,000		26,500,000		235,492,000

Total, Project(s)				208,992,000		26,500,000		235,492,000

TOTAL NEW APPROPRIATIONS	₱	380,999,000	₱	263,207,000	₱	36,500,000	₱	680,706,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,284,000	₱	10,022,000	₱		₱	39,306,000
Administration of Personnel Benefits		20,712,000						20,712,000

Sub-total, General Administration and Support		49,996,000		10,022,000				60,018,000

Support to Operations
Auxiliary Services		5,950,000		1,988,000				7,938,000

Sub-total, Support to Operations		5,950,000		1,988,000				7,938,000

Operations
HIGHER EDUCATION PROGRAM		323,548,000		32,911,000		10,000,000		366,459,000

Provision of Higher Education Services		323,548,000		32,911,000		10,000,000		366,459,000
ADVANCED EDUCATION PROGRAM		300,000		429,000				729,000

Provision of Advanced Education Services		300,000		429,000				729,000
RESEARCH PROGRAM		850,000		6,629,000				7,479,000

Conduct of Research Services		850,000		6,629,000				7,479,000
TECHNICAL ADVISORY EXTENSION PROGRAM		355,000		2,236,000				2,591,000

Provision of Extension Services		355,000		2,236,000				2,591,000

Sub-total, Operations		325,053,000		42,205,000		10,000,000		377,258,000

Total, Regular Programs		380,999,000		54,215,000		10,000,000		445,214,000

628	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				207,992,000				207,992,000
Rehabilitation of Technology Building, Main Campus						15,000,000		15,000,000
Construction of Racket Sports Facilities						7,500,000		7,500,000
Establishment of a Student Center						4,000,000		4,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				208,992,000		26,500,000		235,492,000

Total, Project(s)				208,992,000		26,500,000		235,492,000

TOTAL NEW APPROPRIATIONS	₱	380,999,000	₱	263,207,000	₱	36,500,000	₱	680,706,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	277,011

Total Permanent Positions	277,011

Other Compensation Common to All
Personnel Economic Relief Allowance	12,840
Representation Allowance	72
Transportation Allowance	72
Clothing and Uniform Allowance	3,745
Honoraria	502
Mid-Year Bonus - Civilian	23,086
Year End Bonus	23,086
Cash Gift	2,675
Productivity Enhancement Incentive	2,675
Step Increment	1,397

Total Other Compensation Common to All	70,150

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	988
Night Shift Differential Pay	733
Lump-sum for Filling of Positions - Civilian	19,272

Total Other Compensation for Specific Groups	20,993

DECEMBER 30, 2024	OFFICIAL GAZETTE	629
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	1,284
PhilHealth Contributions	6,867
Employees Compensation Insurance Premiums	641
Loyalty Award - Civilian	430
Terminal Leave	1,440

Total Other Benefits	10,662

Non-Permanent Positions	2,183

Total Personnel Services	380,999

Maintenance and Other Operating Expenses
Travelling Expenses	8,352
Training and Scholarship Expenses	3,632
Supplies and Materials Expenses	8,979
Utility Expenses	8,660
Communication Expenses	1,009
Survey, Research, Exploration and Development Expenses	5,963
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,590
General Services	3,035
Repairs and Maintenance	6,583
Financial Assistance/Subsidy	208,992
Taxes, Insurance Premiums and Other Fees	2,240
Labor and Wages	400
Other Maintenance and Operating Expenses
Printing and Publication Expenses	200
Representation Expenses	3,266
Membership Dues and Contributions to Organizations	170

Total Maintenance and Other Operating Expenses	263,207

Total Current Operating Expenditures	644,206

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	26,500
Machinery and Equipment Outlay	8,720
Furniture, Fixtures and Books Outlay	1,280

Total Capital Outlays	36,500

TOTAL NEW APPROPRIATIONS	680,706

J.9. STATE UNIVERSITY OF NORTHERN NEGROS

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	513,956,000

630	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	47,675,000	₱	7,687,000	₱		₱	55,362,000
Support to Operations		2,231,000		1,564,000				3,795,000
Operations		103,145,000		22,468,000		10,000,000		135,613,000

HIGHER EDUCATION PROGRAM		102,154,000		20,156,000		10,000,000		132,310,000
ADVANCED EDUCATION PROGRAM				616,000				616,000
RESEARCH PROGRAM		991,000		1,346,000				2,337,000
TECHNICAL ADVISORY EXTENSION PROGRAM				350,000				350,000

Total, Regular Programs		153,051,000		31,719,000		10,000,000		194,770,000

B. PROJECT(S)
Locally-Funded Project(s)				93,786,000		225,400,000		319,186,000

Total, Project(s)				93,786,000		225,400,000		319,186,000

TOTAL NEW APPROPRIATIONS	₱	153,051,000	₱	125,505,000	₱	235,400,000	₱	513,956,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	34,829,000	₱	7,687,000	₱	₱	42,516,000
Administration of Personnel Benefits		12,846,000					12,846,000

Sub-total, General Administration and Support		47,675,000		7,687,000			55,362,000

Support to Operations
Auxiliary Services		2,231,000		1,564,000			3,795,000

Sub-total, Support to Operations		2,231,000		1,564,000			3,795,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	631
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		102,154,000		20,156,000		10,000,000		132,310,000

Provision of Higher Education Services		102,154,000		20,156,000		10,000,000		132,310,000
ADVANCED EDUCATION PROGRAM				616,000				616,000

Provision of Advanced Education Services				616,000				616,000
RESEARCH PROGRAM		991,000		1,346,000				2,337,000

Conduct of Research Services		991,000		1,346,000				2,337,000
TECHNICAL ADVISORY EXTENSION PROGRAM				350,000				350,000

Provision of Extension Services				350,000				350,000

Sub-total, Operations		103,145,000		22,468,000		10,000,000		135,613,000

Total, Regular Programs		153,051,000		31,719,000		10,000,000		194,770,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				92,786,000				92,786,000
Construction of College of Nursing and Allied Health Services Academic Building - Phase V, Sagay Campus						62,125,000		62,125,000
Construction of College Dormitory - Phase II, Sagay Campus						23,275,000		23,275,000
Completion of College of Education Academic and Laboratory Building, Sagay Campus						140,000,000		140,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				93,786,000		225,400,000		319,186,000

Total, Project(s)				93,786,000		225,400,000		319,186,000

TOTAL NEW APPROPRIATIONS	₱	153,051,000	₱	125,505,000	₱	235,400,000	₱	513,956,000

632	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	107,642

Total Permanent Positions	107,642

Other Compensation Common to All
Personnel Economic Relief Allowance	5,136
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	1,498
Honoraria	838
Mid-Year Bonus - Civilian	8,970
Year End Bonus	8,970
Cash Gift	1,070
Productivity Enhancement Incentive	1,070
Step Increment	269

Total Other Compensation Common to All	28,205

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	139
Lump-sum for Filling of Positions - Civilian	12,846

Total Other Compensation for Specific Groups	12,985

Other Benefits
PAG-IBIG Contributions	514
PhilHealth Contributions	2,610
Employees Compensation Insurance Premiums	257
Loyalty Award - Civilian	90

Total Other Benefits	3,471

Non-Permanent Positions	748

Total Personnel Services	153,051

Maintenance and Other Operating Expenses
Travelling Expenses	3,990
Training and Scholarship Expenses	2,390
Supplies and Materials Expenses	4,530
Utility Expenses	6,106
Communication Expenses	1,183
Awards/Rewards and Prizes	50
Survey, Research, Exploration and Development Expenses	1,130
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	350
General Services	3,500
Repairs and Maintenance	7,100
Financial Assistance/Subsidy	93,786
Taxes, Insurance Premiums and Other Fees	50
Other Maintenance and Operating Expenses
Advertising Expenses	21

DECEMBER 30, 2024	OFFICIAL GAZETTE	633
STATE UNIVERSITIES AND COLLEGES

Printing and Publication Expenses	52
Representation Expenses	800
Membership Dues and Contributions to Organizations	318
Subscription Expenses	13

Total Maintenance and Other Operating Expenses	125,505

Total Current Operating Expenditures	278,556

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	225,400
Machinery and Equipment Outlay	10,000

Total Capital Outlays	235,400

TOTAL NEW APPROPRIATIONS	513,956

J.10. UNIVERSITY OF ANTIQUE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	754,838,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	95,017,000	₱	9,515,000	₱		₱	104,532,000
Support to Operations		3,870,000		3,661,000				7,531,000
Operations		229,455,000		40,558,000		10,000,000		280,013,000

HIGHER EDUCATION PROGRAM		228,617,000		37,239,000		10,000,000		275,856,000
ADVANCED EDUCATION PROGRAM				378,000				378,000
RESEARCH PROGRAM		838,000		2,539,000				3,377,000
TECHNICAL ADVISORY EXTENSION PROGRAM				402,000				402,000

Total, Regular Programs		328,342,000		53,734,000		10,000,000		392,076,000

B. PROJECT(S)
Locally-Funded Project(s)				311,287,000		51,475,000		362,762,000

Total, Project(s)				311,287,000		51,475,000		362,762,000

TOTAL NEW APPROPRIATIONS	₱	328,342,000	₱	365,021,000	₱	61,475,000	₱	754,838,000

634	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	50,481,000	₱	9,515,000	₱		₱	59,996,000
Administration of Personnel Benefits		44,536,000						44,536,000

Sub-total, General Administration and Support		95,017,000		9,515,000				104,532,000

Support to Operations
Auxiliary Services		3,870,000		3,661,000				7,531,000

Sub-total, Support to Operations		3,870,000		3,661,000				7,531,000

Operations
HIGHER EDUCATION PROGRAM		228,617,000		37,239,000		10,000,000		275,856,000

Provision of Higher Education Services		228,617,000		37,239,000		10,000,000		275,856,000
ADVANCED EDUCATION PROGRAM				378,000				378,000

Provision of Advanced Education Services				378,000				378,000
RESEARCH PROGRAM		838,000		2,539,000				3,377,000

Conduct of Research Services		838,000		2,539,000				3,377,000
TECHNICAL ADVISORY EXTENSION PROGRAM				402,000				402,000

Provision of Extension Services				402,000				402,000

Sub-total, Operations		229,455,000		40,558,000		10,000,000		280,013,000

Total, Regular Programs		328,342,000		53,734,000		10,000,000		392,076,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				281,287,000				281,287,000
Completion of Teacher-Education Network Training Development Center - Main Campus						26,475,000		26,475,000
Tulong Dunong Program				30,000,000				30,000,000
Provision of a Complete Track Oval Facility in UA Tibiao						20,000,000		20,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	635
STATE UNIVERSITIES AND COLLEGES

Construction of Padel Court in UA Tibiao						2,500,000		2,500,000
Construction of Padel Court in UA Sibalom						2,500,000		2,500,000

Sub-total, Locally-Funded Project(s)				311,287,000		51,475,000		362,762,000

Total, Project(s)				311,287,000		51,475,000		362,762,000

TOTAL NEW APPROPRIATIONS	₱	328,342,000	₱	365,021,000	₱	61,475,000	₱	754,838,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	214,893

Total Permanent Positions	214,893

Other Compensation Common to All
Personnel Economic Relief Allowance	11,880
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,465
Honoraria	280
Mid-Year Bonus - Civilian	17,907
Year End Bonus	17,907
Cash Gift	2,475
Productivity Enhancement Incentive	2,475
Step Increment	536

Total Other Compensation Common to All	57,489

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	886
Lump-sum for Filling of Positions - Civilian	43,014

Total Other Compensation for Specific Groups	43,900

Other Benefits
PAG-IBIG Contributions	1,187
PhilHealth Contributions	5,296
Employees Compensation Insurance Premiums	593
Loyalty Award - Civilian	430
Terminal Leave	1,522

Total Other Benefits	9,028

636	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Non-Permanent Positions	3,032

Total Personnel Services	328,342

Maintenance and Other Operating Expenses
Travelling Expenses	2,947
Training and Scholarship Expenses	1,231
Supplies and Materials Expenses	6,414
Utility Expenses	23,016
Communication Expenses	2,427
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	2,185
General Services	5,854
Repairs and Maintenance	7,508
Financial Assistance/Subsidy	311,287
Taxes, Insurance Premiums and Other Fees	714
Labor and Wages	181
Other Maintenance and Operating Expenses
Printing and Publication Expenses	225
Representation Expenses	383
Transportation and Delivery Expenses	387
Subscription Expenses	130

Total Maintenance and Other Operating Expenses	365,021

Total Current Operating Expenditures	693,363

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	51,475
Machinery and Equipment Outlay	10,000

Total Capital Outlays	61,475

TOTAL NEW APPROPRIATIONS	754,838

J.11. WEST VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), and the operations of the West Visayas State University Medical Center, as indicated hereunder	₱	2,111,448,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	637
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	204,763,000	₱	22,585,000	₱	5,000,000	₱	232,348,000
Support to Operations		9,675,000		1,523,000		2,500,000		13,698,000
Operations		1,279,843,000		278,003,000		20,000,000		1,577,846,000

HIGHER EDUCATION PROGRAM		655,096,000		126,227,000		20,000,000		801,323,000
ADVANCED EDUCATION PROGRAM		500,000		4,516,000				5,016,000
RESEARCH PROGRAM		3,500,000		23,841,000				27,341,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,515,000		11,449,000				12,964,000
HOSPITAL SERVICES PROGRAM		619,232,000		111,970,000				731,202,000

Total, Regular Programs		1,494,281,000		302,111,000		27,500,000		1,823,892,000

B. PROJECT(S)
Locally-Funded Project(s)				202,556,000		85,000,000		287,556,000

Total, Project(s)				202,556,000		85,000,000		287,556,000

TOTAL NEW APPROPRIATIONS	₱	1,494,281,000	₱	504,667,000	₱	112,500,000	₱	2,111,448,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	56,999,000	₱	22,585,000	₱	5,000,000	₱	84,584,000
Administration of Personnel Benefits		147,764,000						147,764,000

Sub-total, General Administration and Support		204,763,000		22,585,000		5,000,000		232,348,000

Support to Operations
Auxiliary Services		9,675,000		1,523,000		2,500,000		13,698,000

Sub-total, Support to Operations		9,675,000		1,523,000		2,500,000		13,698,000

Operations
HIGHER EDUCATION PROGRAM		655,096,000		126,227,000		20,000,000		801,323,000

Provision of Higher Education Services		655,096,000		126,227,000		20,000,000		801,323,000

638	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

ADVANCED EDUCATION PROGRAM		500,000		4,516,000				5,016,000

Provision of Advanced Education Services		500,000		4,516,000				5,016,000
RESEARCH PROGRAM		3,500,000		23,841,000				27,341,000

Conduct of Research Services		3,500,000		23,841,000				27,341,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,515,000		11,449,000				12,964,000

Provision of Extension Services		1,515,000		11,449,000				12,964,000
HOSPITAL SERVICES PROGRAM		619,232,000		111,970,000				731,202,000

Provision of Medical Services		619,232,000		111,970,000				731,202,000

Sub-total, Operations		1,279,843,000		278,003,000		20,000,000		1,577,846,000

Total, Regular Programs		1,494,281,000		302,111,000		27,500,000		1,823,892,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				201,556,000				201,556,000
Construction of Academic Building I (Phase II), WVSU Himamaylan City Campus						60,000,000		60,000,000
Completion of 2nd Floor and 3rd Floor of the Campus Library Building, Janiuay Campus						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				202,556,000		85,000,000		287,556,000

Total, Project(s)				202,556,000		85,000,000		287,556,000

TOTAL NEW APPROPRIATIONS	₱	1,494,281,000	₱	504,667,000	₱	112,500,000	₱	2,111,448,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	956,389

Total Permanent Positions	956,389

DECEMBER 30, 2024	OFFICIAL GAZETTE	639
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	44,064
Representation Allowance	798
Transportation Allowance	798
Clothing and Uniform Allowance	12,915
Honoraria	4,050
Mid-Year Bonus - Civilian	79,699
Year End Bonus	79,699
Cash Gift	9,225
Productivity Enhancement Incentive	9,225
Step Increment	2,390

Total Other Compensation Common to All	242,863

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	100,600
Night Shift Differential Pay	7,454
Lump-sum for Filling of Positions - Civilian	141,545

Total Other Compensation for Specific Groups	249,599

Other Benefits
PAG-IBIG Contributions	4,428
PhilHealth Contributions	23,535
Employees Compensation Insurance Premiums	2,214
Loyalty Award - Civilian	2,250
Terminal Leave	6,219

Total Other Benefits	38,646

Non-Permanent Positions	6,784

Total Personnel Services	1,494,281

Maintenance and Other Operating Expenses
Travelling Expenses	23,894
Training and Scholarship Expenses	18,001
Supplies and Materials Expenses	125,290
Utility Expenses	54,181
Communication Expenses	7,539
Awards/Rewards and Prizes	854
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	214
Professional Services	11,185
General Services	34,413
Repairs and Maintenance	6,608
Financial Assistance/Subsidy	202,556
Taxes, Insurance Premiums and Other Fees	5,859
Other Maintenance and Operating Expenses
Printing and Publication Expenses	3,245
Representation Expenses	1,984

640	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Transportation and Delivery Expenses	310
Rent/Lease Expenses	10
Membership Dues and Contributions to Organizations	261
Subscription Expenses	8,263

Total Maintenance and Other Operating Expenses	504,667

Total Current Operating Expenditures	1,998,948

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	9,050
Buildings and Other Structures	85,000
Machinery and Equipment Outlay	9,460
Transportation Equipment Outlay	7,500
Furniture, Fixtures and Books Outlay	1,490

Total Capital Outlays	112,500

TOTAL NEW APPROPRIATIONS	2,111,448

DECEMBER 30, 2024	OFFICIAL GAZETTE	641
STATE UNIVERSITIES AND COLLEGES

K. REGION VII - CENTRAL VISAYAS

K.1. BOHOL ISLAND STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	832,224,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	151,748,000	₱	38,689,000	₱		₱	190,437,000
Support to Operations		5,384,000		3,557,000				8,941,000
Operations		320,167,000		30,393,000		15,000,000		365,560,000

HIGHER EDUCATION PROGRAM		318,195,000		26,424,000		15,000,000		359,619,000
ADVANCED EDUCATION PROGRAM		865,000		830,000				1,695,000
RESEARCH PROGRAM		341,000		1,883,000				2,224,000
TECHNICAL ADVISORY EXTENSION PROGRAM		766,000		1,256,000				2,022,000

Total, Regular Programs		477,299,000		72,639,000		15,000,000		564,938,000

B. PROJECT(S)
Locally-Funded Project(s)				254,786,000		12,500,000		267,286,000

Total, Project(s)				254,786,000		12,500,000		267,286,000

TOTAL NEW APPROPRIATIONS	₱	477,299,000	₱	327,425,000	₱	27,500,000	₱	832,224,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	88,559,000	₱	38,689,000	₱	₱	127,248,000
Administration of Personnel Benefits		63,189,000					63,189,000

Sub-total, General Administration and Support		151,748,000		38,689,000			190,437,000

642	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Auxiliary Services		5,384,000		3,557,000				8,941,000

Sub-total, Support to Operations		5,384,000		3,557,000				8,941,000

Operations
HIGHER EDUCATION PROGRAM		318,195,000		26,424,000		15,000,000		359,619,000

Provision of Higher Education Services		318,195,000		26,424,000		15,000,000		359,619,000
ADVANCED EDUCATION PROGRAM		865,000		830,000				1,695,000

Provision of Advanced Education Services		865,000		830,000				1,695,000
RESEARCH PROGRAM		341,000		1,883,000				2,224,000

Conduct of Research Services		341,000		1,883,000				2,224,000
TECHNICAL ADVISORY EXTENSION PROGRAM		766,000		1,256,000				2,022,000

Provision of Extension Services		766,000		1,256,000				2,022,000

Sub-total, Operations		320,167,000		30,393,000		15,000,000		365,560,000

Total, Regular Programs		477,299,000		72,639,000		15,000,000		564,938,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				253,786,000				253,786,000
Proposed Two-Storey Administration Building for BISU Clarin Campus (Phase I)						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				254,786,000		12,500,000		267,286,000

Total, Project(s)				254,786,000		12,500,000		267,286,000

TOTAL NEW APPROPRIATIONS	₱	477,299,000	₱	327,425,000	₱	27,500,000	₱	832,224,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	643
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	308,187

Total Permanent Positions	308,187

Other Compensation Common to All
Personnel Economic Relief Allowance	16,584
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	4,837
Honoraria	1,954
Mid-Year Bonus - Civilian	25,683
Year End Bonus	25,683
Cash Gift	3,455
Productivity Enhancement Incentive	3,455
Step Increment	770

Total Other Compensation Common to All	82,841

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,104
Lump-sum for Filling of Positions - Civilian	61,857

Total Other Compensation for Specific Groups	62,961

Other Benefits
PAG-IBIG Contributions	1,658
PhilHealth Contributions	7,630
Employees Compensation Insurance Premiums	829
Loyalty Award - Civilian	230
Terminal Leave	1,332

Total Other Benefits	11,679

Non-Permanent Positions	11,631

Total Personnel Services	477,299

Maintenance and Other Operating Expenses
Travelling Expenses	8,938
Training and Scholarship Expenses	2,298
Supplies and Materials Expenses	10,843
Utility Expenses	13,594
Communication Expenses	7,491
Awards/Rewards and Prizes	434
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	6,357
General Services	12,524
Repairs and Maintenance	5,786
Financial Assistance/Subsidy	254,786
Taxes, Insurance Premiums and Other Fees	565

644	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Maintenance and Operating Expenses
Advertising Expenses	291
Printing and Publication Expenses	735
Representation Expenses	555
Transportation and Delivery Expenses	153
Rent/Lease Expenses	600
Membership Dues and Contributions to Organizations	575
Subscription Expenses	750

Total Maintenance and Other Operating Expenses	327,425

Total Current Operating Expenditures	804,724

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	15,000

Total Capital Outlays	27,500

TOTAL NEW APPROPRIATIONS	832,224

K.2. CEBU NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	538,545,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	135,596,000	₱	29,957,000	₱	10,000,000	₱	175,553,000
Support to Operations		5,862,000		5,367,000				11,229,000
Operations		237,607,000		25,068,000		15,000,000		277,675,000

HIGHER EDUCATION PROGRAM		213,052,000		19,668,000		15,000,000		247,720,000
ADVANCED EDUCATION PROGRAM		23,287,000		794,000				24,081,000
RESEARCH PROGRAM		1,268,000		3,831,000				5,099,000
TECHNICAL ADVISORY EXTENSION PROGRAM				775,000				775,000

Total, Regular Programs		379,065,000		60,392,000		25,000,000		464,457,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	645
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				61,588,000		12,500,000		74,088,000

Total, Project(s)				61,588,000		12,500,000		74,088,000

TOTAL NEW APPROPRIATIONS	₱	379,065,000	₱	121,980,000	₱	37,500,000	₱	538,545,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	46,436,000	₱	29,957,000	₱	10,000,000	₱	86,393,000
Administration of Personnel Benefits		89,160,000						89,160,000

Sub-total, General Administration and Support		135,596,000		29,957,000		10,000,000		175,553,000

Support to Operations
Auxiliary Services		5,862,000		5,367,000				11,229,000

Sub-total, Support to Operations		5,862,000		5,367,000				11,229,000

Operations
HIGHER EDUCATION PROGRAM		213,052,000		19,668,000		15,000,000		247,720,000

Provision of Higher Education Services		213,052,000		19,668,000		15,000,000		247,720,000
ADVANCED EDUCATION PROGRAM		23,287,000		794,000				24,081,000

Provision of Advanced Education Services		23,287,000		794,000				24,081,000
RESEARCH PROGRAM		1,268,000		3,831,000				5,099,000

Conduct of Research Services		1,268,000		3,831,000				5,099,000
TECHNICAL ADVISORY EXTENSION PROGRAM				775,000				775,000

Provision of Extension Services				775,000				775,000

Sub-total, Operations		237,607,000		25,068,000		15,000,000		277,675,000

Total, Regular Programs		379,065,000		60,392,000		25,000,000		464,457,000

646	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				57,588,000				57,588,000
Repair and Renovation of all CNU Buildings						10,000,000		10,000,000
Child Minding Center						2,500,000		2,500,000
Tulong Dunong Program				4,000,000				4,000,000

Sub-total, Locally-Funded Project(s)				61,588,000		12,500,000		74,088,000

Total, Project(s)				61,588,000		12,500,000		74,088,000

TOTAL NEW APPROPRIATIONS	₱	379,065,000	₱	121,980,000	₱	37,500,000	₱	538,545,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	188,245

Total Permanent Positions	188,245

Other Compensation Common to All
Personnel Economic Relief Allowance	6,480
Representation Allowance	144
Transportation Allowance	144
Clothing and Uniform Allowance	1,890
Honoraria	20,821
Mid-Year Bonus - Civilian	15,686
Year End Bonus	15,686
Cash Gift	1,350
Productivity Enhancement Incentive	1,350
Step Increment	471

Total Other Compensation Common to All	64,022

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	713
Lump-sum for Filling of Positions - Civilian	86,342

Total Other Compensation for Specific Groups	87,055

DECEMBER 30, 2024	OFFICIAL GAZETTE	647
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	649
PhilHealth Contributions	4,327
Employees Compensation Insurance Premiums	324
Loyalty Award - Civilian	215
Terminal Leave	2,818

Total Other Benefits	8,333

Non-Permanent Positions	31,410

Total Personnel Services	379,065

Maintenance and Other Operating Expenses
Travelling Expenses	1,000
Training and Scholarship Expenses	2,622
Supplies and Materials Expenses	14,656
Utility Expenses	5,090
Communication Expenses	4,263
Survey, Research, Exploration and Development Expenses	9,206
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	4,649
General Services	7,784
Repairs and Maintenance	3,990
Financial Assistance/Subsidy	61,588
Taxes, Insurance Premiums and Other Fees	2,090
Labor and Wages	345
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	402
Representation Expenses	1,212
Transportation and Delivery Expenses	1,212
Membership Dues and Contributions to Organizations	121
Subscription Expenses	1,000
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	121,980

Total Current Operating Expenditures	501,045

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	10,000

Total Capital Outlays	37,500

TOTAL NEW APPROPRIATIONS	538,545

648	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

K.3. CEBU TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,508,538,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	265,962,000	₱	172,469,000	₱	4,822,000	₱	443,253,000
Support to Operations		21,506,000		30,555,000				52,061,000
Operations		644,245,000		214,729,000		20,000,000		878,974,000

HIGHER EDUCATION PROGRAM		629,751,000		80,951,000		20,000,000		730,702,000
ADVANCED EDUCATION PROGRAM		13,571,000		12,287,000				25,858,000
RESEARCH PROGRAM		483,000		103,916,000				104,399,000
TECHNICAL ADVISORY EXTENSION PROGRAM		440,000		17,575,000				18,015,000

Total, Regular Programs		931,713,000		417,753,000		24,822,000		1,374,288,000

B. PROJECT(S)
Locally-Funded Project(s)				1,067,250,000		67,000,000		1,134,250,000

Total, Project(s)				1,067,250,000		67,000,000		1,134,250,000

TOTAL NEW APPROPRIATIONS	₱	931,713,000	₱	1,485,003,000	₱	91,822,000	₱	2,508,538,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	137,694,000	₱	172,469,000	₱	4,822,000	₱	314,985,000
Administration of Personnel Benefits		128,268,000						128,268,000

Sub-total, General Administration and Support		265,962,000		172,469,000		4,822,000		443,253,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	649
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		21,506,000		30,555,000				52,061,000

Sub-total, Support to Operations		21,506,000		30,555,000				52,061,000

Operations
HIGHER EDUCATION PROGRAM		629,751,000		80,951,000		20,000,000		730,702,000

Provision of Higher Education Services		629,751,000		80,951,000		20,000,000		730,702,000
ADVANCED EDUCATION PROGRAM		13,571,000		12,287,000				25,858,000

Provision of Advanced Education Services		13,571,000		12,287,000				25,858,000
RESEARCH PROGRAM		483,000		103,916,000				104,399,000

Conduct of Research Services		483,000		103,916,000				104,399,000
TECHNICAL ADVISORY EXTENSION PROGRAM		440,000		17,575,000				18,015,000

Provision of Extension Services		440,000		17,575,000				18,015,000

Sub-total, Operations		644,245,000		214,729,000		20,000,000		878,974,000

Total, Regular Programs		931,713,000		417,753,000		24,822,000		1,374,288,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				1,066,250,000				1,066,250,000
Completion of Veterinary Medicine,
CTU-Barili Campus						67,000,000		67,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				1,067,250,000		67,000,000		1,134,250,000

Total, Project(s)				1,067,250,000		67,000,000		1,134,250,000

TOTAL NEW APPROPRIATIONS	₱	931,713,000	₱	1,485,003,000	₱	91,822,000	₱	2,508,538,000

650	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	609,321

Total Permanent Positions	609,321

Other Compensation Common to All
Personnel Economic Relief Allowance	28,416
Representation Allowance	486
Transportation Allowance	486
Clothing and Uniform Allowance	8,288
Honoraria	12,238
Mid-Year Bonus - Civilian	50,778
Year End Bonus	50,778
Cash Gift	5,920
Productivity Enhancement Incentive	5,920
Step Increment	1,525

Total Other Compensation Common to All	164,835

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,757
Lump-sum for Filling of Positions - Civilian	124,398

Total Other Compensation for Specific Groups	126,155

Other Benefits
PAG-IBIG Contributions	2,840
PhilHealth Contributions	14,728
Employees Compensation Insurance Premiums	1,420
Loyalty Award - Civilian	640
Terminal Leave	3,870

Total Other Benefits	23,498

Non-Permanent Positions	7,904

Total Personnel Services	931,713

Maintenance and Other Operating Expenses
Travelling Expenses	81,200
Training and Scholarship Expenses	16,000
Supplies and Materials Expenses	35,952
Utility Expenses	28,236
Communication Expenses	26,347
Awards/Rewards and Prizes	2,000
Survey, Research, Exploration and Development Expenses	75,749
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	27,300
General Services	52,150
Repairs and Maintenance	45,035
Financial Assistance/Subsidy	1,067,250
Taxes, Insurance Premiums and Other Fees	2,500

DECEMBER 30, 2024	OFFICIAL GAZETTE	651
STATE UNIVERSITIES AND COLLEGES

Labor and Wages	2,083
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	1,100
Representation Expenses	11,725
Transportation and Delivery Expenses	700
Rent/Lease Expenses	1,500
Membership Dues and Contributions to Organizations	2,476
Subscription Expenses	5,000

Total Maintenance and Other Operating Expenses	1,485,003

Total Current Operating Expenditures	2,416,716

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	67,000
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	4,822

Total Capital Outlays	91,822

TOTAL NEW APPROPRIATIONS	2,508,538

K.4. NEGROS ORIENTAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,034,889,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	251,496,000	₱	16,952,000	₱		₱	268,448,000
Support to Operations		3,549,000		3,973,000				7,522,000
Operations		277,752,000		76,579,000		15,000,000		369,331,000

HIGHER EDUCATION PROGRAM		273,842,000		62,395,000		15,000,000		351,237,000
ADVANCED EDUCATION PROGRAM		1,974,000		394,000				2,368,000
RESEARCH PROGRAM		1,936,000		12,828,000				14,764,000
TECHNICAL ADVISORY EXTENSION PROGRAM				962,000				962,000

Total, Regular Programs		532,797,000		97,504,000		15,000,000		645,301,000

652	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. PROJECT(S)
Locally-Funded Project(s)				339,588,000		50,000,000		389,588,000

Total, Project(s)				339,588,000		50,000,000		389,588,000

TOTAL NEW APPROPRIATIONS	₱	532,797,000	₱	437,092,000	₱	65,000,000	₱	1,034,889,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	118,163,000	₱	16,952,000	₱		₱	135,115,000
Administration of Personnel Benefits		133,333,000						133,333,000

Sub-total, General Administration and Support		251,496,000		16,952,000				268,448,000

Support to Operations
Auxiliary Services		3,549,000		3,973,000				7,522,000

Sub-total, Support to Operations		3,549,000		3,973,000				7,522,000

Operations
HIGHER EDUCATION PROGRAM		273,842,000		62,395,000		15,000,000		351,237,000

Provision of Higher Education Services		273,842,000		62,395,000		15,000,000		351,237,000
ADVANCED EDUCATION PROGRAM		1,974,000		394,000				2,368,000

Provision of Advanced Education Services		1,974,000		394,000				2,368,000
RESEARCH PROGRAM		1,936,000		12,828,000				14,764,000

Conduct of Research Services		1,936,000		12,828,000				14,764,000
TECHNICAL ADVISORY EXTENSION PROGRAM				962,000				962,000

Provision of Extension Services				962,000				962,000

Sub-total, Operations		277,752,000		76,579,000		15,000,000		369,331,000

Total, Regular Programs		532,797,000		97,504,000		15,000,000		645,301,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	653
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				338,588,000				338,588,000
Completion of College of Criminal Justice Education Building at Main Campus II						40,000,000		40,000,000
Completion of Dormitory at Pamplona Campus						10,000,000		10,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				339,588,000		50,000,000		389,588,000

Total, Project(s)				339,588,000		50,000,000		389,588,000

TOTAL NEW APPROPRIATIONS	₱	532,797,000	₱	437,092,000	₱	65,000,000	₱	1,034,889,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	209,394

Total Permanent Positions	209,394

Other Compensation Common to All
Personnel Economic Relief Allowance	9,576
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,793
Honoraria	32,023
Mid-Year Bonus - Civilian	17,450
Year End Bonus	17,450
Cash Gift	1,995
Productivity Enhancement Incentive	1,995
Step Increment	524

Total Other Compensation Common to All	84,226

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,051
Lump-sum for Filling of Positions - Civilian	130,435

Total Other Compensation for Specific Groups	131,486

654	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
PAG-IBIG Contributions	957
PhilHealth Contributions	5,117
Employees Compensation Insurance Premiums	478
Loyalty Award - Civilian	310
Terminal Leave	2,898

Total Other Benefits	9,760

Non-Permanent Positions	97,931

Total Personnel Services	532,797

Maintenance and Other Operating Expenses
Travelling Expenses	10,922
Training and Scholarship Expenses	4,064
Supplies and Materials Expenses	13,224
Utility Expenses	20,776
Communication Expenses	1,452
Survey, Research, Exploration and Development Expenses	12,098
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	5,869
General Services	24,021
Repairs and Maintenance	1,000
Financial Assistance/Subsidy	339,588
Taxes, Insurance Premiums and Other Fees	1,467
Other Maintenance and Operating Expenses
Printing and Publication Expenses	245
Representation Expenses	1,066
Transportation and Delivery Expenses	1,026
Membership Dues and Contributions to Organizations	124

Total Maintenance and Other Operating Expenses	437,092

Total Current Operating Expenditures	969,889

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	65,000

TOTAL NEW APPROPRIATIONS	1,034,889

K.5. SIQUIJOR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	180,982,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	655
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	33,250,000	₱	8,401,000	₱		₱	41,651,000
Operations		54,564,000		7,779,000		10,000,000		72,343,000

HIGHER EDUCATION PROGRAM		49,885,000		7,446,000		10,000,000		67,331,000
RESEARCH PROGRAM		4,679,000		333,000				5,012,000

Total, Regular Programs		87,814,000		16,180,000		10,000,000		113,994,000

B. PROJECT(S)
Locally-Funded Project(s)				36,973,000		30,015,000		66,988,000

Total, Project(s)				36,973,000		30,015,000		66,988,000

TOTAL NEW APPROPRIATIONS	₱	87,814,000	₱	53,153,000	₱	40,015,000	₱	180,982,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,236,000	₱	8,401,000	₱		₱	22,637,000
Administration of Personnel Benefits		19,014,000						19,014,000

Sub-total, General Administration and Support		33,250,000		8,401,000				41,651,000

Operations
HIGHER EDUCATION PROGRAM		49,885,000		7,446,000		10,000,000		67,331,000

Provision of Higher Education Services		49,885,000		7,446,000		10,000,000		67,331,000
RESEARCH PROGRAM		4,679,000		333,000				5,012,000

Conduct of Research Services		4,679,000		333,000				5,012,000

Sub-total, Operations		54,564,000		7,779,000		10,000,000		72,343,000

Total, Regular Programs		87,814,000		16,180,000		10,000,000		113,994,000

656	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				35,973,000				35,973,000
Completion of Liberal Arts Building (Third and Fourth Floors)						30,015,000		30,015,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				36,973,000		30,015,000		66,988,000

Total, Project(s)				36,973,000		30,015,000		66,988,000

TOTAL NEW APPROPRIATIONS	₱	87,814,000	₱	53,153,000	₱	40,015,000	₱	180,982,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	50,834

Total Permanent Positions	50,834

Other Compensation Common to All
Personnel Economic Relief Allowance	2,040
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	595
Honoraria	277
Mid-Year Bonus - Civilian	4,236
Year End Bonus	4,236
Cash Gift	425
Productivity Enhancement Incentive	425
Step Increment	126

Total Other Compensation Common to All	12,744

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	139
Lump-sum for Filling of Positions - Civilian	19,014

Total Other Compensation for Specific Groups	19,153

DECEMBER 30, 2024	OFFICIAL GAZETTE	657
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	204
PhilHealth Contributions	1,180
Employees Compensation Insurance Premiums	102
Loyalty Award - Civilian	70

Total Other Benefits	1,556

Non-Permanent Positions	3,527

Total Personnel Services	87,814

Maintenance and Other Operating Expenses
Travelling Expenses	2,877
Training and Scholarship Expenses	2,102
Supplies and Materials Expenses	1,799
Utility Expenses	2,484
Communication Expenses	1,535
Awards/Rewards and Prizes	59
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	135
Professional Services	1,388
General Services	6
Repairs and Maintenance	455
Financial Assistance/Subsidy	36,973
Taxes, Insurance Premiums and Other Fees	1,359
Labor and Wages	1,265
Other Maintenance and Operating Expenses
Representation Expenses	494
Transportation and Delivery Expenses	100
Membership Dues and Contributions to Organizations	98
Subscription Expenses	24

Total Maintenance and Other Operating Expenses	53,153

Total Current Operating Expenditures	140,967

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,015
Machinery and Equipment Outlay	10,000

Total Capital Outlays	40,015

TOTAL NEW APPROPRIATIONS	180,982

658	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

L. REGION VIII - EASTERN VISAYAS

L.1. BILIRAN PROVINCE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	543,218,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	75,947,000	₱	10,548,000	₱		₱	86,495,000
Support to Operations				1,896,000				1,896,000
Operations		193,798,000		39,873,000		15,000,000		248,671,000

HIGHER EDUCATION PROGRAM		193,798,000		37,623,000		15,000,000		246,421,000
ADVANCED EDUCATION PROGRAM				51,000				51,000
RESEARCH PROGRAM				1,789,000				1,789,000
TECHNICAL ADVISORY EXTENSION PROGRAM				410,000				410,000

Total, Regular Programs		269,745,000		52,317,000		15,000,000		337,062,000

B. PROJECT(S)
Locally-Funded Project(s)				136,156,000		70,000,000		206,156,000

Total, Project(s)				136,156,000		70,000,000		206,156,000

TOTAL NEW APPROPRIATIONS	₱	269,745,000	₱	188,473,000	₱	85,000,000	₱	543,218,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	46,114,000	₱	10,548,000	₱	₱	56,662,000
Administration of Personnel Benefits		29,833,000					29,833,000

Sub-total, General Administration and Support		75,947,000		10,548,000			86,495,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	659
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services				1,896,000				1,896,000

Sub-total, Support to Operations				1,896,000				1,896,000

Operations
HIGHER EDUCATION PROGRAM		193,798,000		37,623,000		15,000,000		246,421,000

Provision of Higher Education Services		193,798,000		37,623,000		15,000,000		246,421,000
ADVANCED EDUCATION PROGRAM				51,000				51,000

Provision of Advanced Education Services				51,000				51,000
RESEARCH PROGRAM				1,789,000				1,789,000

Conduct of Research Services				1,789,000				1,789,000
TECHNICAL ADVISORY EXTENSION PROGRAM				410,000				410,000

Provision of Extension Services				410,000				410,000

Sub-total, Operations		193,798,000		39,873,000		15,000,000		248,671,000

Total, Regular Programs		269,745,000		52,317,000		15,000,000		337,062,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				135,156,000				135,156,000
Renovation and Repair of Academic H-Building and Library - Phase I						70,000,000		70,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				136,156,000		70,000,000		206,156,000

Total, Project(s)				136,156,000		70,000,000		206,156,000

TOTAL NEW APPROPRIATIONS	₱	269,745,000	₱	188,473,000	₱	85,000,000	₱	543,218,000

660	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	186,469

Total Permanent Positions	186,469

Other Compensation Common to All
Personnel Economic Relief Allowance	8,568
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	2,499
Mid-Year Bonus - Civilian	15,539
Year End Bonus	15,539
Cash Gift	1,785
Productivity Enhancement Incentive	1,785
Step Increment	467

Total Other Compensation Common to All	46,746

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	120
Lump-sum for Filling of Positions - Civilian	28,698

Total Other Compensation for Specific Groups	28,818

Other Benefits
PAG-IBIG Contributions	857
PhilHealth Contributions	4,468
Employees Compensation Insurance Premiums	428
Loyalty Award - Civilian	235
Terminal Leave	1,135

Total Other Benefits	7,123

Non-Permanent Positions	589

Total Personnel Services	269,745

Maintenance and Other Operating Expenses
Travelling Expenses	6,628
Training and Scholarship Expenses	2,564
Supplies and Materials Expenses	14,667
Utility Expenses	14,495
Communication Expenses	1,089
Awards/Rewards and Prizes	300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,000
General Services	869
Repairs and Maintenance	6,853
Financial Assistance/Subsidy	136,156
Taxes, Insurance Premiums and Other Fees	1,295
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	60

DECEMBER 30, 2024	OFFICIAL GAZETTE	661
STATE UNIVERSITIES AND COLLEGES

Representation Expenses	1,176
Transportation and Delivery Expenses	32
Rent/Lease Expenses	30
Membership Dues and Contributions to Organizations	25
Subscription Expenses	22
Other Maintenance and Operating Expenses	42

Total Maintenance and Other Operating Expenses	188,473

Total Current Operating Expenditures	458,218

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	85,000

Total Capital Outlays	85,000

TOTAL NEW APPROPRIATIONS	543,218

L.2. EASTERN SAMAR STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	950,724,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	123,114,000	₱	12,588,000	₱	4,100,000	₱	139,802,000
Operations		366,605,000		50,009,000		15,000,000		431,614,000

HIGHER EDUCATION PROGRAM		365,162,000		33,293,000		15,000,000		413,455,000
ADVANCED EDUCATION PROGRAM		1,293,000		548,000				1,841,000
RESEARCH PROGRAM		100,000		6,835,000				6,935,000
TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		9,333,000				9,383,000

Total, Regular Programs		489,719,000		62,597,000		19,100,000		571,416,000

B. PROJECT(S)
Locally-Funded Project(s)				154,308,000		225,000,000		379,308,000

Total, Project(s)				154,308,000		225,000,000		379,308,000

TOTAL NEW APPROPRIATIONS	₱	489,719,000	₱	216,905,000	₱	244,100,000	₱	950,724,000

662	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	101,931,000	₱	12,588,000	₱	4,100,000	₱	118,619,000
Administration of Personnel Benefits		21,183,000						21,183,000

Sub-total, General Administration and Support		123,114,000		12,588,000		4,100,000		139,802,000

Operations
HIGHER EDUCATION PROGRAM		365,162,000		33,293,000		15,000,000		413,455,000

Provision of Higher Education Services		365,162,000		33,293,000		15,000,000		413,455,000
ADVANCED EDUCATION PROGRAM		1,293,000		548,000				1,841,000

Provision of Advanced Education Services		1,293,000		548,000				1,841,000
RESEARCH PROGRAM		100,000		6,835,000				6,935,000

Conduct of Research Services		100,000		6,835,000				6,935,000
TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		9,333,000				9,383,000

Provision of Extension Services		50,000		9,333,000				9,383,000

Sub-total, Operations		366,605,000		50,009,000		15,000,000		431,614,000

Total, Regular Programs		489,719,000		62,597,000		19,100,000		571,416,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				153,308,000				153,308,000
Construction of Typhoon Engineering
Building at Borongan Campus						25,000,000		25,000,000
Enhancement of Laboratory Equipment and System for College of Engineering and Industrial Technology						100,000,000		100,000,000
Integrated Laboratory Set-up for College of Nursing and College of Arts and Sciences						100,000,000		100,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				154,308,000		225,000,000		379,308,000

Total, Project(s)				154,308,000		225,000,000		379,308,000

TOTAL NEW APPROPRIATIONS	₱	489,719,000	₱	216,905,000	₱	244,100,000	₱	950,724,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	663
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	353,289

Total Permanent Positions	353,289

Other Compensation Common to All
Personnel Economic Relief Allowance	20,712
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	6,041
Honoraria	2,137
Mid-Year Bonus - Civilian	29,441
Year End Bonus	29,441
Cash Gift	4,315
Productivity Enhancement Incentive	4,315
Step Increment	883

Total Other Compensation Common to All	97,849

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	976
Lump-sum for Filling of Positions - Civilian	19,492

Total Other Compensation for Specific Groups	20,468

Other Benefits
PAG-IBIG Contributions	2,072
PhilHealth Contributions	8,686
Employees Compensation Insurance Premiums	1,036
Loyalty Award - Civilian	635
Terminal Leave	1,691

Total Other Benefits	14,120

Non-Permanent Positions	3,993

Total Personnel Services	489,719

664	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	4,857
Training and Scholarship Expenses	3,433
Supplies and Materials Expenses	14,765
Utility Expenses	7,630
Communication Expenses	5,233
Awards/Rewards and Prizes	160
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,240
General Services	3,435
Repairs and Maintenance	10,849
Financial Assistance/Subsidy	154,308
Taxes, Insurance Premiums and Other Fees	1,271
Labor and Wages	550
Other Maintenance and Operating Expenses
Advertising Expenses	122
Printing and Publication Expenses	456
Representation Expenses	3,324
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	555
Subscription Expenses	231
Other Maintenance and Operating Expenses	3,286

Total Maintenance and Other Operating Expenses	216,905

Total Current Operating Expenditures	706,624

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	213,350
Transportation Equipment Outlay	4,100
Furniture, Fixtures and Books Outlay	1,080
Intangible Assets Outlay	570

Total Capital Outlays	244,100

TOTAL NEW APPROPRIATIONS	950,724

L.3. EASTERN VISAYAS STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	842,263,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	665
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	111,562,000	₱	16,679,000	₱		₱	128,241,000
Operations		397,253,000		26,731,000		15,000,000		438,984,000

HIGHER EDUCATION PROGRAM		387,887,000		22,214,000		15,000,000		425,101,000
ADVANCED EDUCATION PROGRAM		5,722,000		1,612,000				7,334,000
RESEARCH PROGRAM		1,439,000		2,532,000				3,971,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,205,000		373,000				2,578,000

Total, Regular Programs		508,815,000		43,410,000		15,000,000		567,225,000

B. PROJECT(S)
Locally-Funded Project(s)				262,538,000		12,500,000		275,038,000

Total, Project(s)				262,538,000		12,500,000		275,038,000

TOTAL NEW APPROPRIATIONS	₱	508,815,000	₱	305,948,000	₱	27,500,000	₱	842,263,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,927,000	₱	16,679,000	₱		₱	66,606,000
Administration of Personnel Benefits		61,635,000						61,635,000

Sub-total, General Administration and Support		111,562,000		16,679,000				128,241,000

Operations
HIGHER EDUCATION PROGRAM		387,887,000		22,214,000		15,000,000		425,101,000

Provision of Higher Education Services		387,887,000		22,214,000		15,000,000		425,101,000
ADVANCED EDUCATION PROGRAM		5,722,000		1,612,000				7,334,000

Provision of Advanced Education Services		5,722,000		1,612,000				7,334,000
RESEARCH PROGRAM		1,439,000		2,532,000				3,971,000

Conduct of Research Services		1,439,000		2,532,000				3,971,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,205,000		373,000				2,578,000

Provision of Extension Services		2,205,000		373,000				2,578,000

666	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Sub-total, Operations		397,253,000		26,731,000		15,000,000		438,984,000

Total, Regular Programs		508,815,000		43,410,000		15,000,000		567,225,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				261,538,000				261,538,000
Construction of a Four-Storey EVSU Main
College of Arts and Sciences Extension						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				262,538,000		12,500,000		275,038,000

Total, Project(s)				262,538,000		12,500,000		275,038,000

TOTAL NEW APPROPRIATIONS	₱	508,815,000	₱	305,948,000	₱	27,500,000	₱	842,263,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	343,200

Total Permanent Positions	343,200

Other Compensation Common to All
Personnel Economic Relief Allowance	16,392
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	4,781
Honoraria	1,628
Mid-Year Bonus - Civilian	28,600
Year End Bonus	28,600
Cash Gift	3,415
Productivity Enhancement Incentive	3,415
Step Increment	858

Total Other Compensation Common to All	88,253

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,115
Lump-sum for Filling of Positions - Civilian	55,280

Total Other Compensation for Specific Groups	56,395

DECEMBER 30, 2024	OFFICIAL GAZETTE	667
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	1,639
PhilHealth Contributions	8,348
Employees Compensation Insurance Premiums	820
Loyalty Award - Civilian	565
Terminal Leave	6,355

Total Other Benefits	17,727

Non-Permanent Positions	3,240

Total Personnel Services	508,815

Maintenance and Other Operating Expenses
Travelling Expenses	5,470
Training and Scholarship Expenses	2,028
Supplies and Materials Expenses	6,976
Utility Expenses	10,478
Communication Expenses	717
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	585
General Services	3,600
Repairs and Maintenance	900
Financial Assistance/Subsidy	262,538
Taxes, Insurance Premiums and Other Fees	5,240
Labor and Wages	2,159
Other Maintenance and Operating Expenses
Printing and Publication Expenses	495
Representation Expenses	2,928
Membership Dues and Contributions to Organizations	244
Other Maintenance and Operating Expenses	1,440

Total Maintenance and Other Operating Expenses	305,948

Total Current Operating Expenditures	814,763

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	15,000

Total Capital Outlays	27,500

TOTAL NEW APPROPRIATIONS	842,263

L.4. LEYTE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	446,038,000

668	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	51,915,000	₱	82,225,000	₱		₱	134,140,000
Support to Operations		11,797,000		3,231,000				15,028,000
Operations		177,715,000		29,240,000		15,000,000		221,955,000

HIGHER EDUCATION PROGRAM		170,501,000		27,861,000		15,000,000		213,362,000
ADVANCED EDUCATION PROGRAM		2,574,000		98,000				2,672,000
RESEARCH PROGRAM		1,799,000		788,000				2,587,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,841,000		493,000				3,334,000

Total, Regular Programs		241,427,000		114,696,000		15,000,000		371,123,000

B. PROJECT(S)
Locally-Funded Project(s)				62,415,000		12,500,000		74,915,000

Total, Project(s)				62,415,000		12,500,000		74,915,000

TOTAL NEW APPROPRIATIONS	₱	241,427,000	₱	177,111,000	₱	27,500,000	₱	446,038,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,411,000	₱	82,225,000	₱	₱	109,636,000
Administration of Personnel Benefits		24,504,000					24,504,000

Sub-total, General Administration and Support		51,915,000		82,225,000			134,140,000

Support to Operations
Auxiliary Services		11,797,000		3,231,000			15,028,000

Sub-total, Support to Operations		11,797,000		3,231,000			15,028,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	669
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		170,501,000		27,861,000		15,000,000		213,362,000

Provision of Higher Education Services		170,501,000		27,861,000		15,000,000		213,362,000
ADVANCED EDUCATION PROGRAM		2,574,000		98,000				2,672,000

Provision of Advanced Education Services		2,574,000		98,000				2,672,000
RESEARCH PROGRAM		1,799,000		788,000				2,587,000

Conduct of Research Services		1,799,000		788,000				2,587,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,841,000		493,000				3,334,000

Provision of Extension Services		2,841,000		493,000				3,334,000

Sub-total, Operations		177,715,000		29,240,000		15,000,000		221,955,000

Total, Regular Programs		241,427,000		114,696,000		15,000,000		371,123,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				61,415,000				61,415,000
Construction of the Graduate School Building, Palo Campus						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				62,415,000		12,500,000		74,915,000

Total, Project(s)				62,415,000		12,500,000		74,915,000

TOTAL NEW APPROPRIATIONS	₱	241,427,000	₱	177,111,000	₱	27,500,000	₱	446,038,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	166,954

Total Permanent Positions	166,954

Other Compensation Common to All
Personnel Economic Relief Allowance	7,176
Representation Allowance	210

670	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Transportation Allowance	210
Clothing and Uniform Allowance	2,093
Honoraria	2,841
Mid-Year Bonus - Civilian	13,913
Year End Bonus	13,913
Cash Gift	1,495
Productivity Enhancement Incentive	1,495
Step Increment	416

Total Other Compensation Common to All	43,762

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	475
Lump-sum for Filling of Positions - Civilian	22,491

Total Other Compensation for Specific Groups	22,966

Other Benefits
PAG-IBIG Contributions	718
PhilHealth Contributions	3,956
Employees Compensation Insurance Premiums	359
Loyalty Award - Civilian	180
Terminal Leave	2,013

Total Other Benefits	7,226

Non-Permanent Positions	519

Total Personnel Services	241,427

Maintenance and Other Operating Expenses
Travelling Expenses	3,762
Training and Scholarship Expenses	4,241
Supplies and Materials Expenses	9,168
Utility Expenses	11,632
Communication Expenses	1,098
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
General Services	10,418
Repairs and Maintenance	7,750
Financial Assistance/Subsidy	62,415
Taxes, Insurance Premiums and Other Fees	3,822
Other Maintenance and Operating Expenses
Representation Expenses	2,016
Other Maintenance and Operating Expenses	60,639

Total Maintenance and Other Operating Expenses	177,111

Total Current Operating Expenditures	418,538

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500

DECEMBER 30, 2024	OFFICIAL GAZETTE	671
STATE UNIVERSITIES AND COLLEGES

Machinery and Equipment Outlay	15,000

Total Capital Outlays	27,500

TOTAL NEW APPROPRIATIONS	446,038

L.5. NORTHWEST SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	460,952,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	30,406,000	₱	5,070,000	₱		₱	35,476,000
Support to Operations				6,323,000				6,323,000
Operations		164,463,000		23,733,000		10,000,000		198,196,000

HIGHER EDUCATION PROGRAM		163,201,000		11,075,000		10,000,000		184,276,000
ADVANCED EDUCATION PROGRAM				211,000				211,000
RESEARCH PROGRAM				10,945,000				10,945,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,262,000		1,502,000				2,764,000

Total, Regular Programs		194,869,000		35,126,000		10,000,000		239,995,000

B. PROJECT(S)
Locally-Funded Project(s)				124,557,000		96,400,000		220,957,000

Total, Project(s)				124,557,000		96,400,000		220,957,000

TOTAL NEW APPROPRIATIONS	₱	194,869,000	₱	159,683,000	₱	106,400,000	₱	460,952,000

672	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,099,000	₱	5,070,000	₱		₱	25,169,000
Administration of Personnel Benefits		10,307,000						10,307,000

Sub-total, General Administration and Support		30,406,000		5,070,000				35,476,000

Support to Operations
Auxiliary Services				6,323,000				6,323,000

Sub-total, Support to Operations				6,323,000				6,323,000

Operations
HIGHER EDUCATION PROGRAM		163,201,000		11,075,000		10,000,000		184,276,000

Provision of Higher Education Services		163,201,000		11,075,000		10,000,000		184,276,000
ADVANCED EDUCATION PROGRAM				211,000				211,000

Provision of Advanced Education Services				211,000				211,000
RESEARCH PROGRAM				10,945,000				10,945,000

Conduct of Research Services				10,945,000				10,945,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,262,000		1,502,000				2,764,000

Provision of Extension Services		1,262,000		1,502,000				2,764,000

Sub-total, Operations		164,463,000		23,733,000		10,000,000		198,196,000

Total, Regular Programs		194,869,000		35,126,000		10,000,000		239,995,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				123,557,000				123,557,000
Construction of Students’ Dormitory (Phase 7) - Main Campus						96,400,000		96,400,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				124,557,000		96,400,000		220,957,000

Total, Project(s)				124,557,000		96,400,000		220,957,000

TOTAL NEW APPROPRIATIONS	₱	194,869,000	₱	159,683,000	₱	106,400,000	₱	460,952,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	673
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	138,508

Total Permanent Positions	138,508

Other Compensation Common to All
Personnel Economic Relief Allowance	7,176
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,093
Honoraria	2,010
Mid-Year Bonus - Civilian	11,543
Year End Bonus	11,543
Cash Gift	1,495
Productivity Enhancement Incentive	1,495
Step Increment	346

Total Other Compensation Common to All	38,121

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	436
Lump-sum for Filling of Positions - Civilian	10,191
Anniversary Bonus - Civilian	915

Total Other Compensation for Specific Groups	11,542

Other Benefits
PAG-IBIG Contributions	717
PhilHealth Contributions	3,371
Employees Compensation Insurance Premiums	358
Loyalty Award - Civilian	310
Terminal Leave	116

Total Other Benefits	4,872

Non-Permanent Positions	1,826

Total Personnel Services	194,869

Maintenance and Other Operating Expenses
Travelling Expenses	4,677
Training and Scholarship Expenses	450
Supplies and Materials Expenses	5,047
Utility Expenses	4,792
Communication Expenses	430
Awards/Rewards and Prizes	30
Survey, Research, Exploration and Development Expenses	11,582
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150

674	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Professional Services	250
Repairs and Maintenance	1,060
Financial Assistance/Subsidy	124,607
Taxes, Insurance Premiums and Other Fees	4,547
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	73
Representation Expenses	1,289
Transportation and Delivery Expenses	198
Rent/Lease Expenses	101
Membership Dues and Contributions to Organizations	300
Subscription Expenses	50

Total Maintenance and Other Operating Expenses	159,683

Total Current Operating Expenditures	354,552

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	96,400
Machinery and Equipment Outlay	10,000

Total Capital Outlays	106,400

TOTAL NEW APPROPRIATIONS	460,952

L.6. PALOMPON POLYTECHNIC STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	323,793,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	84,005,000	₱	6,736,000	₱		₱	0,741,000
Support to Operations		754,000		3,542,000				4,296,000
Operations		114,797,000		24,709,000		10,000,000		149,506,000

HIGHER EDUCATION PROGRAM		113,863,000		22,947,000		10,000,000		146,810,000
RESEARCH PROGRAM		934,000		1,234,000				2,168,000
TECHNICAL ADVISORY EXTENSION PROGRAM				528,000				528,000

Total, Regular Programs		199,556,000		34,987,000		10,000,000		244,543,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	675
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				54,250,000		25,000,000		79,250,000

Total, Project(s)				54,250,000		25,000,000		79,250,000

TOTAL NEW APPROPRIATIONS	₱	199,556,000	₱	89,237,000	₱	35,000,000	₱	323,793,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,506,000	₱	6,736,000	₱		₱	39,242,000
Administration of Personnel Benefits		51,499,000						51,499,000

Sub-total, General Administration and Support		84,005,000		6,736,000				90,741,000

Support to Operations
Auxiliary Services		754,000		3,542,000				4,296,000

Sub-total, Support to Operations		754,000		3,542,000				4,296,000

Operations
HIGHER EDUCATION PROGRAM		113,863,000		22,947,000		10,000,000		146,810,000

Provision of Higher Education Services		113,863,000		22,947,000		10,000,000		146,810,000
RESEARCH PROGRAM		934,000		1,234,000				2,168,000

Conduct of Research Services		934,000		1,234,000				2,168,000
TECHNICAL ADVISORY EXTENSION PROGRAM				528,000				528,000

Provision of Extension Services				528,000				528,000

Sub-total, Operations		114,797,000		24,709,000		10,000,000		149,506,000

Total, Regular Programs		199,556,000		34,987,000		10,000,000		244,543,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				53,250,000				53,250,000

676	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Construction of Engineering
Building - Phase I, Main Campus						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				54,250,000		25,000,000		79,250,000

Total, Project(s)				54,250,000		25,000,000		79,250,000

TOTAL NEW APPROPRIATIONS	₱	199,556,000	₱	89,237,000	₱	35,000,000	₱	323,793,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	113,276

Total Permanent Positions	113,276

Other Compensation Common to All
Personnel Economic Relief Allowance	5,640
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	1,645
Honoraria	800
Mid-Year Bonus - Civilian	9,439
Year End Bonus	9,439
Cash Gift	1,175
Productivity Enhancement Incentive	1,175
Step Increment	283

Total Other Compensation Common to All	30,016

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	60
Lump-sum for Filling of Positions - Civilian	51,083

Total Other Compensation for Specific Groups	51,143

Other Benefits
PAG-IBIG Contributions	564
PhilHealth Contributions	2,719
Employees Compensation Insurance Premiums	282
Loyalty Award - Civilian	180
Terminal Leave	416

Total Other Benefits	4,161

DECEMBER 30, 2024	OFFICIAL GAZETTE	677
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	960

Total Personnel Services	199,556

Maintenance and Other Operating Expenses
Travelling Expenses	1,803
Training and Scholarship Expenses	983
Supplies and Materials Expenses	8,824
Utility Expenses	6,525
Communication Expenses	1,950
Awards/Rewards and Prizes	225
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,418
General Services	4,240
Repairs and Maintenance	4,107
Financial Assistance/Subsidy	54,250
Taxes, Insurance Premiums and Other Fees	3,282
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	300
Other Maintenance and Operating Expenses	1,180

Total Maintenance and Other Operating Expenses	89,237

Total Current Operating Expenditures	288,793

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	35,000

TOTAL NEW APPROPRIATIONS	323,793

L.7. SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	656,731,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	91,465,000	₱	7,082,000	₱	₱	98,547,000
Support to Operations		4,781,000		639,000			5,420,000

678	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations		194,724,000		112,442,000		15,000,000		322,166,000

HIGHER EDUCATION PROGRAM		189,492,000		73,212,000		15,000,000		277,704,000
ADVANCED EDUCATION PROGRAM		5,232,000		952,000				6,184,000
RESEARCH PROGRAM				14,883,000				14,883,000
TECHNICAL ADVISORY EXTENSION PROGRAM				23,395,000				23,395,000

Total, Regular Programs		290,970,000		120,163,000		15,000,000		426,133,000

B. PROJECT(S)
Locally-Funded Project(s)				72,598,000		158,000,000		230,598,000

Total, Project(s)				72,598,000		158,000,000		230,598,000

TOTAL NEW APPROPRIATIONS	₱	290,970,000	₱	192,761,000	₱	173,000,000	₱	656,731,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,425,000	₱	7,082,000	₱		₱	60,507,000
Administration of Personnel Benefits		38,040,000						38,040,000

Sub-total, General Administration and Support		91,465,000		7,082,000				98,547,000

Support to Operations
Auxiliary Services		4,781,000		639,000				5,420,000

Sub-total, Support to Operations		4,781,000		639,000				5,420,000

Operations
HIGHER EDUCATION PROGRAM		189,492,000		73,212,000		15,000,000		277,704,000

Provision of Higher Education Services		189,492,000		73,212,000		15,000,000		277,704,000
ADVANCED EDUCATION PROGRAM		5,232,000		952,000				6,184,000

Provision of Advanced Education Services		5,232,000		952,000				6,184,000
RESEARCH PROGRAM				14,883,000				14,883,000

Conduct of Research Services				14,883,000				14,883,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	679
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM				23,395,000				23,395,000

Provision of Extension Services				23,395,000				23,395,000

Sub-total, Operations		194,724,000		112,442,000		15,000,000		322,166,000

Total, Regular Programs		290,970,000		120,163,000		15,000,000		426,133,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				71,598,000				71,598,000
Completion of the Construction of Ladies Dormitory (Three-Storey), Main Campus						67,000,000		67,000,000
Construction of Samar Island Institute of Medicine Academic Building, Main Campus						59,000,000		59,000,000
Completion of the Rehabilitation and Upgrading of Dormitory Buildings, Main and Mercedes Campuses						32,000,000		32,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				72,598,000		158,000,000		230,598,000

Total, Project(s)				72,598,000		158,000,000		230,598,000

TOTAL NEW APPROPRIATIONS	₱	290,970,000	₱	192,761,000	₱	173,000,000	₱	656,731,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	191,069

Total Permanent Positions	191,069

Other Compensation Common to All
Personnel Economic Relief Allowance	10,296
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,003
Honoraria	1,990
Mid-Year Bonus - Civilian	15,922
Year End Bonus	15,922
Cash Gift	2,145

680	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Productivity Enhancement Incentive	2,145
Step Increment	478

Total Other Compensation Common to All	52,465

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	667
Lump-sum for Filling of Positions - Civilian	36,230

Total Other Compensation for Specific Groups	36,897

Other Benefits
PAG-IBIG Contributions	1,029
PhilHealth Contributions	4,673
Employees Compensation Insurance Premiums	514
Loyalty Award - Civilian	265
Terminal Leave	1,810

Total Other Benefits	8,291

Non-Permanent Positions	2,248

Total Personnel Services	290,970

Maintenance and Other Operating Expenses
Travelling Expenses	8,685
Training and Scholarship Expenses	10,174
Supplies and Materials Expenses	19,600
Utility Expenses	9,556
Communication Expenses	1,494
Awards/Rewards and Prizes	2,496
Survey, Research, Exploration and Development Expenses	1,206
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,908
General Services	9,093
Repairs and Maintenance	42,277
Financial Assistance/Subsidy	72,598
Taxes, Insurance Premiums and Other Fees	6,323
Labor and Wages	442
Other Maintenance and Operating Expenses
Printing and Publication Expenses	161
Representation Expenses	1,405
Transportation and Delivery Expenses	1,359
Rent/Lease Expenses	548
Membership Dues and Contributions to Organizations	380
Subscription Expenses	135
Other Maintenance and Operating Expenses	2,771

Total Maintenance and Other Operating Expenses	192,761

Total Current Operating Expenditures	483,731

DECEMBER 30, 2024	OFFICIAL GAZETTE	681
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	158,000
Machinery and Equipment Outlay	14,380
Other Property Plant and Equipment Outlay	620

Total Capital Outlays	173,000

TOTAL NEW APPROPRIATIONS	656,731

L.8. SOUTHERN LEYTE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	655,186,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	93,717,000	₱	14,408,000	₱		₱	108,125,000
Support to Operations				1,704,000				1,704,000
Operations		322,409,000		74,077,000		17,000,000		413,486,000

HIGHER EDUCATION PROGRAM		322,061,000		59,299,000		17,000,000		398,360,000
ADVANCED EDUCATION PROGRAM				623,000				623,000
RESEARCH PROGRAM		348,000		11,371,000				11,719,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,784,000				2,784,000

Total, Regular Programs		416,126,000		90,189,000		17,000,000		523,315,000

B. PROJECT(S)
Locally-Funded Project(s)				119,371,000		12,500,000		131,871,000

Total, Project(s)				119,371,000		12,500,000		131,871,000

TOTAL NEW APPROPRIATIONS	₱	416,126,000	₱	209,560,000	₱	29,500,000	₱	655,186,000

682	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	58,303,000	₱	14,408,000	₱		₱	72,711,000
Administration of Personnel Benefits		35,414,000						35,414,000

Sub-total, General Administration and Support		93,717,000		14,408,000				108,125,000

Support to Operations
Auxiliary Services				1,704,000				1,704,000

Sub-total, Support to Operations				1,704,000				1,704,000

Operations
HIGHER EDUCATION PROGRAM		322,061,000		59,299,000		17,000,000		398,360,000

Provision of Higher Education Services		322,061,000		59,299,000		17,000,000		398,360,000
ADVANCED EDUCATION PROGRAM				623,000				623,000

Provision of Advanced Education Services				623,000				623,000
RESEARCH PROGRAM		348,000		11,371,000				11,719,000

Conduct of Research Services		348,000		11,371,000				11,719,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,784,000				2,784,000

Provision of Extension Services				2,784,000				2,784,000

Sub-total, Operations		322,409,000		74,077,000		17,000,000		413,486,000

Total, Regular Programs		416,126,000		90,189,000		17,000,000		523,315,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				118,371,000				118,371,000
Renovation of Old Library at the Second Floor of Administration Building, Sogod Campus						7,763,000		7,763,000
Completion of Multi-purpose Building, Bontoc Campus						4,737,000		4,737,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				119,371,000		12,500,000		131,871,000

Total, Project(s)				119,371,000		12,500,000		131,871,000

TOTAL NEW APPROPRIATIONS	₱	416,126,000	₱	209,560,000	₱	29,500,000	₱	655,186,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	683
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	295,194

Total Permanent Positions	295,194

Other Compensation Common to All
Personnel Economic Relief Allowance	13,440
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,920
Honoraria	421
Mid-Year Bonus - Civilian	24,600
Year End Bonus	24,600
Cash Gift	2,800
Productivity Enhancement Incentive	2,800
Step Increment	738

Total Other Compensation Common to All	73,883

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	687
Lump-sum for Filling of Positions - Civilian	33,040

Total Other Compensation for Specific Groups	33,727

Other Benefits
PAG-IBIG Contributions	1,344
PhilHealth Contributions	6,967
Employees Compensation Insurance Premiums	672
Loyalty Award - Civilian	500
Terminal Leave	2,374

Total Other Benefits	11,857

Non-Permanent Positions	1,465

Total Personnel Services	416,126

Maintenance and Other Operating Expenses
Travelling Expenses	7,993
Training and Scholarship Expenses	2,560
Supplies and Materials Expenses	16,457

684	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Utility Expenses	16,097
Communication Expenses	11,818
Awards/Rewards and Prizes	410
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	9,630
General Services	6,470
Repairs and Maintenance	8,466
Financial Assistance/Subsidy	119,371
Taxes, Insurance Premiums and Other Fees	3,076
Labor and Wages	645
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	400
Representation Expenses	1,574
Transportation and Delivery Expenses	180
Rent/Lease Expenses	125
Membership Dues and Contributions to Organizations	600
Subscription Expenses	2,487
Other Maintenance and Operating Expenses	996

Total Maintenance and Other Operating Expenses	209,560

Total Current Operating Expenditures	625,686

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	2,000

Total Capital Outlays	29,500

TOTAL NEW APPROPRIATIONS	655,186

L.9. UNIVERSITY OF EASTERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as inidcated hereunder	₱	843,911,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	170,072,000	₱	18,363,000	₱		₱	188,435,000
Support to Operations		9,708,000		5,294,000				15,002,000
Operations		372,262,000		34,886,000		15,000,000		422,148,000

HIGHER EDUCATION PROGRAM		345,014,000		28,682,000		15,000,000		388,696,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	685
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		1,114,000						1,114,000
RESEARCH PROGRAM		16,273,000		3,459,000				19,732,000
TECHNICAL ADVISORY EXTENSION PROGRAM		9,861,000		2,745,000				12,606,000

Total, Regular Programs		552,042,000		58,543,000		15,000,000		625,585,000

B. PROJECT(S)
Locally-Funded Project(s)				163,634,000		54,692,000		218,326,000

Total, Project(s)				163,634,000		54,692,000		218,326,000

TOTAL NEW APPROPRIATIONS	₱	552,042,000	₱	222,177,000	₱	69,692,000	₱	843,911,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	61,234,000	₱	18,363,000	₱		₱	79,597,000
Administration of Personnel Benefits		108,838,000						108,838,000

Sub-total, General Administration and Support		170,072,000		18,363,000				188,435,000

Support to Operations
Auxiliary Services		9,708,000		5,294,000				15,002,000

Sub-total, Support to Operations		9,708,000		5,294,000				15,002,000

Operations
HIGHER EDUCATION PROGRAM		345,014,000		28,682,000		15,000,000		388,696,000

Provision of Higher Education Services		345,014,000		28,682,000		15,000,000		388,696,000
ADVANCED EDUCATION PROGRAM		1,114,000						1,114,000

Provision of Advanced Education Services		1,114,000						1,114,000
RESEARCH PROGRAM		16,273,000		3,459,000				19,732,000

Conduct of Research Services		16,273,000		3,459,000				19,732,000
TECHNICAL ADVISORY EXTENSION PROGRAM		9,861,000		2,745,000				12,606,000

Provision of Extension Services		9,861,000		2,745,000				12,606,000

686	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Sub-total, Operations		372,262,000		34,886,000		15,000,000		422,148,000

Total, Regular Programs		552,042,000		58,543,000		15,000,000		625,585,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				162,634,000				162,634,000
Completion of Covered Walk						49,647,000		49,647,000
Improvement of UEP Samar Studies						1,337,000		1,337,000
Repair of College of Science (CS) Laboratory Extension						1,351,000		1,351,000
Repair of CBA Building (Faculty, Accreditation Room, Conference Room and Accountancy Room)						2,357,000		2,357,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				163,634,000		54,692,000		218,326,000

Total, Project(s)				163,634,000		54,692,000		218,326,000

TOTAL NEW APPROPRIATIONS	₱	552,042,000	₱	222,177,000	₱	69,692,000	₱	843,911,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	339,639

Total Permanent Positions	339,639

Other Compensation Common to All
Personnel Economic Relief Allowance	14,544
Representation Allowance	138
Transportation Allowance	138
Clothing and Uniform Allowance	4,242
Honoraria	3,225
Mid-Year Bonus - Civilian	28,304
Year End Bonus	28,304
Cash Gift	3,030
Productivity Enhancement Incentive	3,030
Step Increment	848

Total Other Compensation Common to All	85,803

DECEMBER 30, 2024	OFFICIAL GAZETTE	687
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	426
Lump-sum for Filling of Positions - Civilian	101,536

Total Other Compensation for Specific Groups	101,962

Other Benefits
PAG-IBIG Contributions	1,455
PhilHealth Contributions	7,963
Employees Compensation Insurance Premiums	726
Loyalty Award - Civilian	305
Terminal Leave	7,302

Total Other Benefits	17,751

Non-Permanent Positions	6,887

Total Personnel Services	552,042

Maintenance and Other Operating Expenses
Travelling Expenses	2,990
Training and Scholarship Expenses	1,162
Supplies and Materials Expenses	9,277
Utility Expenses	4,591
Communication Expenses	1,202
Awards/Rewards and Prizes	169
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	277
Professional Services	332
General Services	7,984
Repairs and Maintenance	11,230
Financial Assistance/Subsidy	163,634
Taxes, Insurance Premiums and Other Fees	775
Labor and Wages	2,887
Other Maintenance and Operating Expenses
Advertising Expenses	627
Printing and Publication Expenses	369
Representation Expenses	2,688
Transportation and Delivery Expenses	376
Rent/Lease Expenses	165
Membership Dues and Contributions to Organizations	1,189
Other Maintenance and Operating Expenses	10,253

Total Maintenance and Other Operating Expenses	222,177

Total Current Operating Expenditures	774,219

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	54,692
Machinery and Equipment Outlay	15,000

Total Capital Outlays	69,692

TOTAL NEW APPROPRIATIONS	843,911

688	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

L.10. VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,178,303,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	226,419,000	₱	31,712,000	₱	770,000	₱	258,901,000
Support to Operations		17,420,000		20,263,000		33,600,000		71,283,000
Operations		476,705,000		171,727,000		20,000,000		668,432,000

HIGHER EDUCATION PROGRAM		448,568,000		130,363,000		20,000,000		598,931,000
ADVANCED EDUCATION PROGRAM		3,925,000		1,758,000				5,683,000
RESEARCH PROGRAM		20,785,000		32,043,000				52,828,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,427,000		7,563,000				10,990,000

Total, Regular Programs		720,544,000		223,702,000		54,370,000		998,616,000

B. PROJECT(S)
Locally-Funded Project(s)				165,687,000		14,000,000		179,687,000

Total, Project(s)				165,687,000		14,000,000		179,687,000

TOTAL NEW APPROPRIATIONS	₱	720,544,000	₱	389,389,000	₱	68,370,000	₱	1,178,303,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	104,951,000	₱	31,712,000	₱	770,000	₱	137,433,000
Administration of Personnel Benefits		121,468,000						121,468,000

Sub-total, General Administration and Support		226,419,000		31,712,000		770,000		258,901,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	689
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		17,420,000		20,263,000		33,600,000		71,283,000

Sub-total, Support to Operations		17,420,000		20,263,000		33,600,000		71,283,000

Operations
HIGHER EDUCATION PROGRAM		448,568,000		130,363,000		20,000,000		598,931,000

Provision of Higher Education Services		448,568,000		130,363,000		20,000,000		598,931,000
ADVANCED EDUCATION PROGRAM		3,925,000		1,758,000				5,683,000

Provision of Advanced Education Services		3,925,000		1,758,000				5,683,000
RESEARCH PROGRAM		20,785,000		32,043,000				52,828,000

Conduct of Research Services		20,785,000		32,043,000				52,828,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,427,000		7,563,000				10,990,000

Provision of Extension Services		3,427,000		7,563,000				10,990,000

Sub-total, Operations		476,705,000		171,727,000		20,000,000		668,432,000

Total, Regular Programs		720,544,000		223,702,000		54,370,000		998,616,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				164,687,000				164,687,000
Enhancement of the Department of Mechanical Engineering Teaching-Learning Facilities in Support to the Offering of the OBE-based Bachelor of Science in Mechanical Engineering Degree Program						14,000,000		14,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				165,687,000		14,000,000		179,687,000

Total, Project(s)				165,687,000		14,000,000		179,687,000

TOTAL NEW APPROPRIATIONS	₱	720,544,000	₱	389,389,000	₱	68,370,000	₱	1,178,303,000

690	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	434,700

Total Permanent Positions	434,700

Other Compensation Common to All
Personnel Economic Relief Allowance	21,816
Representation Allowance	366
Transportation Allowance	366
Clothing and Uniform Allowance	6,363
Honoraria	2,629
Mid-Year Bonus - Civilian	36,225
Year End Bonus	36,225
Cash Gift	4,545
Productivity Enhancement Incentive	4,545
Step Increment	1,087

Total Other Compensation Common to All	114,167

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,704
Night Shift Differential Pay	688
Lump-sum for Filling of Positions - Civilian	108,602

Total Other Compensation for Specific Groups	110,994

Other Benefits
PAG-IBIG Contributions	2,182
PhilHealth Contributions	10,106
Employees Compensation Insurance Premiums	1,092
Loyalty Award - Civilian	650
Terminal Leave	12,866

Total Other Benefits	26,896

Non-Permanent Positions	33,787

Total Personnel Services	720,544

Maintenance and Other Operating Expenses
Travelling Expenses	9,608
Training and Scholarship Expenses	29,735
Supplies and Materials Expenses	38,173
Utility Expenses	25,170
Communication Expenses	13,459
Awards/Rewards and Prizes	2,920
Survey, Research, Exploration and Development Expenses	16,850
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	13,206

DECEMBER 30, 2024	OFFICIAL GAZETTE	691
STATE UNIVERSITIES AND COLLEGES

General Services	35,231
Repairs and Maintenance	17,959
Financial Assistance/Subsidy	165,687
Taxes, Insurance Premiums and Other Fees	4,474
Labor and Wages	4,545
Other Maintenance and Operating Expenses
Advertising Expenses	276
Printing and Publication Expenses	1,020
Representation Expenses	3,418
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	700
Subscription Expenses	4,735
Other Maintenance and Operating Expenses	1,975

Total Maintenance and Other Operating Expenses	389,389

Total Current Operating Expenditures	1,109,933

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	14,000
Machinery and Equipment Outlay	54,370

Total Capital Outlays	68,370

TOTAL NEW APPROPRIATIONS	1,178,303

692	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

M. REGION IX - ZAMBOANGA PENINSULA

M.1. BASILAN STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	348,784,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	63,671,000	₱	24,789,000	₱		₱	88,460,000
Operations		56,505,000		20,034,000		5,000,000		81,539,000

HIGHER EDUCATION PROGRAM		56,505,000		18,398,000		5,000,000		79,903,000
RESEARCH PROGRAM				831,000				831,000
TECHNICAL ADVISORY EXTENSION PROGRAM				805,000				805,000

Total, Regular Programs		120,176,000		44,823,000		5,000,000		169,999,000

B. PROJECT(S)
Locally-Funded Project(s)				68,785,000		110,000,000		178,785,000

Total, Project(s)				68,785,000		110,000,000		178,785,000

TOTAL NEW APPROPRIATIONS	₱	120,176,000	₱	113,608,000	₱	115,000,000	₱	348,784,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,512,000	₱	24,789,000	₱	₱	72,301,000
Administration of Personnel Benefits		16,159,000					16,159,000

Sub-total, General Administration and Support		63,671,000		24,789,000			88,460,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	693
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		56,505,000		18,398,000		5,000,000		79,903,000

Provision of Higher Education Services		56,505,000		18,398,000		5,000,000		79,903,000
RESEARCH PROGRAM				831,000				831,000

Conduct of Research Services				831,000				831,000
TECHNICAL ADVISORY EXTENSION PROGRAM				805,000				805,000

Provision of Extension Services				805,000				805,000

Sub-total, Operations		56,505,000		20,034,000		5,000,000		81,539,000

Total, Regular Programs		120,176,000		44,823,000		5,000,000		169,999,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				67,785,000				67,785,000
Upgrading of Library into Learning Commons						110,000,000		110,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				68,785,000		110,000,000		178,785,000

Total, Project(s)				68,785,000		110,000,000		178,785,000

TOTAL NEW APPROPRIATIONS	₱	120,176,000	₱	113,608,000	₱	115,000,000	₱	348,784,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	78,236

Total Permanent Positions	78,236

Other Compensation Common to All
Personnel Economic Relief Allowance	4,320
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,260
Honoraria	359

694	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Mid-Year Bonus - Civilian	6,520
Year End Bonus	6,520
Cash Gift	900
Productivity Enhancement Incentive	900
Step Increment	335

Total Other Compensation Common to All	21,486

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	133
Lump-sum for Filling of Positions - Civilian	14,498

Total Other Compensation for Specific Groups	14,631

Other Benefits
PAG-IBIG Contributions	432
PhilHealth Contributions	1,932
Employees Compensation Insurance Premiums	216
Loyalty Award - Civilian	80
Terminal Leave	1,661

Total Other Benefits	4,321

Non-Permanent Positions	1,502

Total Personnel Services	120,176

Maintenance and Other Operating Expenses
Travelling Expenses	3,438
Training and Scholarship Expenses	473
Supplies and Materials Expenses	16,661
Utility Expenses	5,680
Communication Expenses	1,654
Awards/Rewards and Prizes	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
General Services	7,194
Repairs and Maintenance	6,239
Financial Assistance/Subsidy	68,785
Taxes, Insurance Premiums and Other Fees	420
Other Maintenance and Operating Expenses
Advertising Expenses	110
Printing and Publication Expenses	95
Representation Expenses	2,311
Transportation and Delivery Expenses	10
Membership Dues and Contributions to Organizations	218

Total Maintenance and Other Operating Expenses	113,608

Total Current Operating Expenditures	233,784

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	60,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	695
STATE UNIVERSITIES AND COLLEGES

Machinery and Equipment Outlay	5,000
Furniture, Fixtures and Books Outlay	50,000

Total Capital Outlays	115,000

TOTAL NEW APPROPRIATIONS	348,784

M.2. J. H. CERILLES STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	421,958,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	88,226,000	₱	18,286,000	₱	5,300,000	₱	111,812,000
Operations		149,016,000		17,981,000		10,000,000		176,997,000

HIGHER EDUCATION PROGRAM		148,316,000		12,178,000		10,000,000		170,494,000
RESEARCH PROGRAM		300,000		2,914,000				3,214,000
TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		2,889,000				3,289,000

Total, Regular Programs		237,242,000		36,267,000		15,300,000		288,809,000

B. PROJECT(S)
Locally-Funded Project(s)				108,149,000		25,000,000		133,149,000

Total, Project(s)				108,149,000		25,000,000		133,149,000

TOTAL NEW APPROPRIATIONS	₱	237,242,000	₱	144,416,000	₱	40,300,000	₱	421,958,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	70,832,000	₱	18,286,000	₱	5,300,000	₱	94,418,000

696	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Administration of Personnel Benefits		17,394,000						17,394,000

Sub-total, General Administration and Support		88,226,000		18,286,000		5,300,000		111,812,000

Operations
HIGHER EDUCATION PROGRAM		148,316,000		12,178,000		10,000,000		170,494,000

Provision of Higher Education Services		148,316,000		12,178,000		10,000,000		170,494,000
RESEARCH PROGRAM		300,000		2,914,000				3,214,000

Conduct of Research Services		300,000		2,914,000				3,214,000
TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		2,889,000				3,289,000

Provision of Extension Services		400,000		2,889,000				3,289,000

Sub-total, Operations		149,016,000		17,981,000		10,000,000		176,997,000

Total, Regular Programs		237,242,000		36,267,000		15,300,000		288,809,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				107,149,000				107,149,000
Construction of Three-Storey Academic Building with Amphitheater in Pagadian Annex						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				108,149,000		25,000,000		133,149,000

Total, Project(s)				108,149,000		25,000,000		133,149,000

TOTAL NEW APPROPRIATIONS	₱	237,242,000	₱	144,416,000	₱	40,300,000	₱	421,958,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	166,470

Total Permanent Positions	166,470

Other Compensation Common to All
Personnel Economic Relief Allowance	8,544

DECEMBER 30, 2024	OFFICIAL GAZETTE	697
STATE UNIVERSITIES AND COLLEGES

Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	2,492
Honoraria	2,921
Mid-Year Bonus - Civilian	13,873
Year End Bonus	13,873
Cash Gift	1,780
Productivity Enhancement Incentive	1,780
Step Increment	416

Total Other Compensation Common to All	46,063

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	269
Lump-sum for Filling of Positions - Civilian	17,394

Total Other Compensation for Specific Groups	17,663

Other Benefits
PAG-IBIG Contributions	855
PhilHealth Contributions	4,012
Employees Compensation Insurance Premiums	427
Loyalty Award - Civilian	175

Total Other Benefits	5,469

Non-Permanent Positions	1,577

Total Personnel Services	237,242

Maintenance and Other Operating Expenses
Travelling Expenses	1,573
Training and Scholarship Expenses	3,085
Supplies and Materials Expenses	13,025
Utility Expenses	5,413
Communication Expenses	2,869
Awards/Rewards and Prizes	30
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,361
General Services	4,235
Repairs and Maintenance	848
Financial Assistance/Subsidy	108,149
Taxes, Insurance Premiums and Other Fees	397
Other Maintenance and Operating Expenses
Advertising Expenses	120
Printing and Publication Expenses	146
Representation Expenses	1,598
Transportation and Delivery Expenses	321
Rent/Lease Expenses	60
Membership Dues and Contributions to Organizations	50

Total Maintenance and Other Operating Expenses	144,416

Total Current Operating Expenditures	381,658

698	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	33,000
Machinery and Equipment Outlay	2,000
Transportation Equipment Outlay	5,300

Total Capital Outlays	40,300

TOTAL NEW APPROPRIATIONS	421,958

M.3. JOSE RIZAL MEMORIAL STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,754,778,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	138,993,000	₱	28,937,000	₱		₱	167,930,000
Operations		304,661,000		31,144,000		15,000,000		350,805,000

HIGHER EDUCATION PROGRAM		304,661,000		24,965,000		15,000,000		344,626,000
RESEARCH PROGRAM				3,847,000				3,847,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,332,000				2,332,000

Total, Regular Programs		443,654,000		60,081,000		15,000,000		518,735,000

B. PROJECT(S)
Locally-Funded Project(s)				261,043,000		975,000,000		1,236,043,000

Total, Project(s)				261,043,000		975,000,000		1,236,043,000

TOTAL NEW APPROPRIATIONS	₱	443,654,000	₱	321,124,000	₱	990,000,000	₱	1,754,778,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	699
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	94,794,000	₱	28,937,000	₱		₱	123,731,000
Administration of Personnel Benefits		44,199,000						44,199,000

Sub-total, General Administration and Support		138,993,000		28,937,000				167,930,000

Operations
HIGHER EDUCATION PROGRAM		304,661,000		24,965,000		15,000,000		344,626,000

Provision of Higher Education Services		304,661,000		24,965,000		15,000,000		344,626,000
RESEARCH PROGRAM				3,847,000				3,847,000

Conduct of Research Services				3,847,000				3,847,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,332,000				2,332,000

Provision of Extension Services				2,332,000				2,332,000

Sub-total, Operations		304,661,000		31,144,000		15,000,000		350,805,000

Total, Regular Programs		443,654,000		60,081,000		15,000,000		518,735,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				260,043,000				260,043,000
Construction of Two-Storey College of Education Building						25,000,000		25,000,000
University Digitization and Smart Learning
Development Program						950,000,000		950,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				261,043,000		975,000,000		1,236,043,000

Total, Project(s)				261,043,000		975,000,000		1,236,043,000

TOTAL NEW APPROPRIATIONS	₱	443,654,000	₱	321,124,000	₱	990,000,000	₱	1,754,778,000

700	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	306,835

Total Permanent Positions	306,835

Other Compensation Common to All
Personnel Economic Relief Allowance	14,076
Representation Allowance	396
Transportation Allowance	396
Clothing and Uniform Allowance	4,109
Honoraria	535
Mid-Year Bonus - Civilian	25,570
Year End Bonus	25,570
Cash Gift	2,935
Productivity Enhancement Incentive	2,935
Step Increment	767

Total Other Compensation Common to All	77,289

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	47
Lump-sum for Filling of Positions - Civilian	42,012

Total Other Compensation for Specific Groups	42,059

Other Benefits
PAG-IBIG Contributions	1,409
PhilHealth Contributions	7,189
Employees Compensation Insurance Premiums	705
Loyalty Award - Civilian	515
Terminal Leave	2,187

Total Other Benefits	12,005

Non-Permanent Positions	5,466

Total Personnel Services	443,654

Maintenance and Other Operating Expenses
Travelling Expenses	5,437
Training and Scholarship Expenses	3,313
Supplies and Materials Expenses	15,067
Utility Expenses	14,231
Communication Expenses	1,115
Awards/Rewards and Prizes	1,370
Survey, Research, Exploration and Development Expenses	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	112
Professional Services	1,386
General Services	10,294
Repairs and Maintenance	2,082
Financial Assistance/Subsidy	261,043
Taxes, Insurance Premiums and Other Fees	1,833
Labor and Wages	370

DECEMBER 30, 2024	OFFICIAL GAZETTE	701
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Advertising Expenses	16
Printing and Publication Expenses	133
Representation Expenses	1,044
Transportation and Delivery Expenses	114
Rent/Lease Expenses	90
Membership Dues and Contributions to Organizations	765
Subscription Expenses	90
Other Maintenance and Operating Expenses	1,119

Total Maintenance and Other Operating Expenses	321,124

Total Current Operating Expenditures	764,778

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	35,000
Machinery and Equipment Outlay	955,000

Total Capital Outlays	990,000

TOTAL NEW APPROPRIATIONS	1,754,778

M.4. WESTERN MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,080,132,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	249,581,000	₱	66,339,000	₱		₱	315,920,000
Support to Operations		4,772,000						4,772,000
Operations		505,381,000		41,741,000		15,000,000		562,122,000

HIGHER EDUCATION PROGRAM		499,246,000		32,750,000		15,000,000		546,996,000
RESEARCH PROGRAM		3,850,000		6,479,000				10,329,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,285,000		2,512,000				4,797,000

Total, Regular Programs		759,734,000		108,080,000		15,000,000		882,814,000

B. PROJECT(S)
Locally-Funded Project(s)				112,318,000		1,085,000,000		1,197,318,000

Total, Project(s)				112,318,000		1,085,000,000		1,197,318,000

TOTAL NEW APPROPRIATIONS	₱	759,734,000	₱	220,398,000	₱	1,100,000,000	₱	2,080,132,000

702	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	80,497,000	₱	66,339,000	₱		₱	146,836,000
Administration of Personnel Benefits		169,084,000						169,084,000

Sub-total, General Administration and Support		249,581,000		66,339,000				315,920,000

Support to Operations
Auxiliary Services		4,772,000						4,772,000

Sub-total, Support to Operations		4,772,000						4,772,000

Operations
HIGHER EDUCATION PROGRAM		499,246,000		32,750,000		15,000,000		546,996,000

Provision of Higher Education Services		499,246,000		32,750,000		15,000,000		546,996,000
RESEARCH PROGRAM		3,850,000		6,479,000				10,329,000

Conduct of Research Services		3,850,000		6,479,000				10,329,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,285,000		2,512,000				4,797,000

Provision of Extension Services		2,285,000		2,512,000				4,797,000

Sub-total, Operations		505,381,000		41,741,000		15,000,000		562,122,000

Total, Regular Programs		759,734,000		108,080,000		15,000,000		882,814,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				111,318,000				111,318,000
Improvement of the Western Mindanao State University College of Medicine						85,000,000		85,000,000
Adoption of Digital Learning Platform
Through ICT Modernization						1,000,000,000		1,000,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	703
STATE UNIVERSITIES AND COLLEGES

Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				112,318,000		1,085,000,000		1,197,318,000

Total, Project(s)				112,318,000		1,085,000,000		1,197,318,000

TOTAL NEW APPROPRIATIONS	₱	759,734,000	₱	220,398,000	₱	1,100,000,000	₱	2,080,132,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	451,903

Total Permanent Positions	451,903

Other Compensation Common to All
Personnel Economic Relief Allowance	19,512
Representation Allowance	396
Transportation Allowance	396
Clothing and Uniform Allowance	5,691
Honoraria	6,393
Mid-Year Bonus - Civilian	37,658
Year End Bonus	37,658
Cash Gift	4,065
Productivity Enhancement Incentive	4,065
Step Increment	1,129

Total Other Compensation Common to All	116,963

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	410
Lump-sum for Filling of Positions - Civilian	168,112

Total Other Compensation for Specific Groups	168,522

Other Benefits
PAG-IBIG Contributions	1,951
PhilHealth Contributions	10,766
Employees Compensation Insurance Premiums	976
Loyalty Award - Civilian	165
Terminal Leave	972

Total Other Benefits	14,830

704	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Non-Permanent Positions	7,516

Total Personnel Services	759,734

Maintenance and Other Operating Expenses
Travelling Expenses	8,839
Training and Scholarship Expenses	5,058
Supplies and Materials Expenses	9,383
Utility Expenses	21,974
Communication Expenses	7,358
Awards/Rewards and Prizes	720
Survey, Research, Exploration and Development Expenses	30
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	15,372
General Services	20,467
Repairs and Maintenance	2,519
Financial Assistance/Subsidy	114,292
Taxes, Insurance Premiums and Other Fees	6,042
Labor and Wages	1,804
Other Maintenance and Operating Expenses
Advertising Expenses	575
Printing and Publication Expenses	657
Representation Expenses	1,716
Transportation and Delivery Expenses	325
Rent/Lease Expenses	120
Membership Dues and Contributions to Organizations	420
Subscription Expenses	448
Other Maintenance and Operating Expenses	2,129

Total Maintenance and Other Operating Expenses	220,398

Total Current Operating Expenditures	980,132

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,000
Machinery and Equipment Outlay	1,000,000

Total Capital Outlays	1,100,000

TOTAL NEW APPROPRIATIONS	2,080,132

M.5. ZAMBOANGA PENINSULA POLYTECHNIC STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	496,842,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	705
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱81,013,000	₱55,663,000	₱	₱136,676,000
Operations	130,495,000	5,069,000	10,000,000	145,564,000

HIGHER EDUCATION PROGRAM	129,899,000	4,222,000	10,000,000	144,121,000
RESEARCH PROGRAM	596,000	402,000		998,000
TECHNICAL ADVISORY EXTENSION PROGRAM		445,000		445,000

Total, Regular Programs	211,508,000	60,732,000	10,000,000	282,240,000

B. PROJECT(S)
Locally-Funded Project(s)		123,602,000	91,000,000	214,602,000

Total, Project(s)		123,602,000	91,000,000	214,602,000

TOTAL NEW APPROPRIATIONS	₱211,508,000	₱184,334,000	₱101,000,000	₱496,842,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,804,000	₱	55,663,000	₱		₱	109,467,000
Administration of Personnel Benefits		27,209,000						27,209,000

Sub-total, General Administration and Support		81,013,000		55,663,000				136,676,000

Operations
HIGHER EDUCATION PROGRAM		129,899,000		4,222,000		10,000,000		144,121,000

Provision of Higher Education Services		129,899,000		4,222,000		10,000,000		144,121,000
RESEARCH PROGRAM		596,000		402,000				998,000

Conduct of Various Research Activities		596,000		402,000				998,000
TECHNICAL ADVISORY EXTENSION PROGRAM				445,000				445,000

Provision of Extension Services				445,000				445,000

Sub-total, Operations		130,495,000		5,069,000		10,000,000		145,564,000

Total, Regular Programs		211,508,000		60,732,000		10,000,000		282,240,000

706	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				122,602,000				122,602,000
Construction of Building, Zamboanga Peninsula Polytechnic State University-Gregorio Vitali Campus - Phase 2						25,000,000		25,000,000
Construction of Information Communication Technology (ICT) Building - Phase 2						50,000,000		50,000,000
Construction of Rubberized Track Oval Facility with Mini-Grandstand - Phase 3						16,000,000		16,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				123,602,000		91,000,000		214,602,000

Total, Project(s)				123,602,000		91,000,000		214,602,000

TOTAL NEW APPROPRIATIONS	₱	211,508,000	₱	184,334,000	₱	101,000,000	₱	496,842,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	138,316

Total Permanent Positions	138,316

Other Compensation Common to All
Personnel Economic Relief Allowance	6,576
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	1,918
Honoraria	4,521
Mid-Year Bonus - Civilian	11,527
Year End Bonus	11,527
Cash Gift	1,370
Productivity Enhancement Incentive	1,370
Step Increment	346

Total Other Compensation Common to All	39,683

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	61

DECEMBER 30, 2024	OFFICIAL GAZETTE	707
STATE UNIVERSITIES AND COLLEGES

Lump-sum for Filling of Positions - Civilian	27,209

Total Other Compensation for Specific Groups	27,270

Other Benefits
PAG-IBIG Contributions	658
PhilHealth Contributions	3,392
Employees Compensation Insurance Premiums	329
Loyalty Award - Civilian	195

Total Other Benefits	4,574

Non-Permanent Positions	1,665

Total Personnel Services	211,508

Maintenance and Other Operating Expenses
Travelling Expenses	5,696
Training and Scholarship Expenses	3,390
Supplies and Materials Expenses	6,155
Utility Expenses	20,657
Communication Expenses	2,468
Awards/Rewards and Prizes	115
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,299
General Services	11,975
Repairs and Maintenance	1,738
Financial Assistance/Subsidy	123,602
Taxes, Insurance Premiums and Other Fees	1,917
Labor and Wages	2,856
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	80
Representation Expenses	2,140
Membership Dues and Contributions to Organizations	70
Subscription Expenses	15

Total Maintenance and Other Operating Expenses	184,334

Total Current Operating Expenditures	395,842

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	91,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	101,000

TOTAL NEW APPROPRIATIONS	496,842

M.6. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	287,097,000

708	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	85,145,000	₱	10,687,000	₱		₱	95,832,000
Operations		106,741,000		16,077,000		25,000,000		147,818,000

HIGHER EDUCATION PROGRAM		106,741,000		12,963,000		25,000,000		144,704,000
RESEARCH PROGRAM				2,173,000				2,173,000
TECHNICAL ADVISORY EXTENSION PROGRAM				941,000				941,000

Total, Regular Programs		191,886,000		26,764,000		25,000,000		243,650,000

B. PROJECT(S)
Locally-Funded Project(s)				30,947,000		12,500,000		43,447,000

Total, Project(s)				30,947,000		12,500,000		43,447,000

TOTAL NEW APPROPRIATIONS	₱	191,886,000	₱	57,711,000	₱	37,500,000	₱	287,097,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,611,000	₱	10,687,000	₱		₱	65,298,000
Administration of Personnel Benefits		30,534,000						30,534,000

Sub-total, General Administration and Support		85,145,000		10,687,000				95,832,000

Operations
HIGHER EDUCATION PROGRAM		106,741,000		12,963,000		25,000,000		144,704,000

Provision of Higher Education Services		106,741,000		12,963,000		25,000,000		144,704,000
RESEARCH PROGRAM				2,173,000				2,173,000

Conduct of Research Services				2,173,000				2,173,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	709
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM				941,000				941,000

Provision of Extension Services				941,000				941,000

Sub-total, Operations		106,741,000		16,077,000		25,000,000		147,818,000

Total, Regular Programs		191,886,000		26,764,000		25,000,000		243,650,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				29,947,000				29,947,000
Upgrade and Digitalization of ZSCMST Gymnasium into ZSCMST Multi-Activity Center						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				30,947,000		12,500,000		43,447,000

Total, Project(s)				30,947,000		12,500,000		43,447,000

TOTAL NEW APPROPRIATIONS	₱	191,886,000	₱	57,711,000	₱	37,500,000	₱	287,097,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	121,533

Total Permanent Positions	121,533

Other Compensation Common to All
Personnel Economic Relief Allowance	6,264
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	1,827
Honoraria	502
Mid-Year Bonus - Civilian	10,128
Year End Bonus	10,128
Cash Gift	1,305
Productivity Enhancement Incentive	1,305
Step Increment	304

Total Other Compensation Common to All	32,183

710	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	25
Lump-sum for Filling of Positions - Civilian	29,956

Total Other Compensation for Specific Groups	29,981

Other Benefits
PAG-IBIG Contributions	626
PhilHealth Contributions	2,998
Employees Compensation Insurance Premiums	313
Loyalty Award - Civilian	185
Terminal Leave	578

Total Other Benefits	4,700

Non-Permanent Positions	3,489

Total Personnel Services	191,886

Maintenance and Other Operating Expenses
Travelling Expenses	3,300
Training and Scholarship Expenses	2,500
Supplies and Materials Expenses	2,800
Utility Expenses	9,996
Communication Expenses	820
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	758
General Services	1,850
Repairs and Maintenance	1,190
Financial Assistance/Subsidy	30,947
Taxes, Insurance Premiums and Other Fees	1,300
Labor and Wages	1,500
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Membership Dues and Contributions to Organizations	150
Subscription Expenses	50
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	57,711

Total Current Operating Expenditures	249,597

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	16,200
Machinery and Equipment Outlay	11,300
Transportation Equipment Outlay	10,000

Total Capital Outlays	37,500

TOTAL NEW APPROPRIATIONS	287,097

DECEMBER 30, 2024	OFFICIAL GAZETTE	711
STATE UNIVERSITIES AND COLLEGES

N. REGION X - NORTHERN MINDANAO

N.1. BUKIDNON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	915,684,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	124,086,000	₱	161,421,000	₱		₱	285,507,000
Support to Operations		598,000		5,580,000				6,178,000
Operations		326,993,000		85,483,000		15,000,000		427,476,000

HIGHER EDUCATION PROGRAM		310,351,000		82,912,000		15,000,000		408,263,000
ADVANCED EDUCATION PROGRAM		15,338,000						15,338,000
RESEARCH PROGRAM				1,147,000				1,147,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,304,000		1,424,000				2,728,000

Total, Regular Programs		451,677,000		252,484,000		15,000,000		719,161,000

B. PROJECT(S)
Locally-Funded Project(s)				178,523,000		18,000,000		196,523,000

Total, Project(s)				178,523,000		18,000,000		196,523,000

TOTAL NEW APPROPRIATIONS	₱	451,677,000	₱	431,007,000	₱	33,000,000	₱	915,684,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,889,000	₱	161,421,000	₱	₱	210,310,000
Administration of Personnel Benefits		75,197,000					75,197,000

Sub-total, General Administration and Support		124,086,000		161,421,000			285,507,000

712	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Auxiliary Services		598,000		5,580,000				6,178,000

Sub-total, Support to Operations		598,000		5,580,000				6,178,000

Operations
HIGHER EDUCATION PROGRAM		310,351,000		82,912,000		15,000,000		408,263,000

Provision of Higher Education Services		310,351,000		82,912,000		15,000,000		408,263,000
ADVANCED EDUCATION PROGRAM		15,338,000						15,338,000

Provision of Advanced Education Services		15,338,000						15,338,000
RESEARCH PROGRAM				1,147,000				1,147,000

Conduct of Research Services				1,147,000				1,147,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,304,000		1,424,000				2,728,000

Provision of Extension Services		1,304,000		1,424,000				2,728,000

Sub-total, Operations		326,993,000		85,483,000		15,000,000		427,476,000

Total, Regular Programs		451,677,000		252,484,000		15,000,000		719,161,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				177,523,000				177,523,000
Completion of Three-Storey Academic Building - Phase II, Alubijid Campus						13,000,000		13,000,000
Completion of Three-Storey Academic Building - Phase III, Talisayan Campus						5,000,000		5,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				178,523,000		18,000,000		196,523,000

Total, Project(s)				178,523,000		18,000,000		196,523,000

TOTAL NEW APPROPRIATIONS	₱	451,677,000	₱	431,007,000	₱	33,000,000	₱	915,684,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	713
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	287,039

Total Permanent Positions	287,039

Other Compensation Common to All
Personnel Economic Relief Allowance	13,032
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,801
Honoraria	6,157
Mid-Year Bonus - Civilian	23,920
Year End Bonus	23,920
Cash Gift	2,715
Productivity Enhancement Incentive	2,715
Step Increment	719

Total Other Compensation Common to All	77,543

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	139
Lump-sum for Filling of Positions - Civilian	73,275

Total Other Compensation for Specific Groups	73,414

Other Benefits
PAG-IBIG Contributions	1,303
PhilHealth Contributions	6,998
Employees Compensation Insurance Premiums	651
Loyalty Award - Civilian	255
Terminal Leave	1,922

Total Other Benefits	11,129

Non-Permanent Positions	2,552

Total Personnel Services	451,677

Maintenance and Other Operating Expenses
Travelling Expenses	16,920
Training and Scholarship Expenses	11,171
Supplies and Materials Expenses	27,269
Utility Expenses	36,917
Communication Expenses	950
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	350
General Services	115,563
Repairs and Maintenance	7,136
Financial Assistance/Subsidy	178,523
Taxes, Insurance Premiums and Other Fees	8,286

714	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Maintenance and Operating Expenses
Advertising Expenses	67
Printing and Publication Expenses	1,471
Representation Expenses	2,250
Transportation and Delivery Expenses	166
Membership Dues and Contributions to Organizations	56
Subscription Expenses	939
Other Maintenance and Operating Expenses	22,823

Total Maintenance and Other Operating Expenses	431,007

Total Current Operating Expenditures	882,684

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	28,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	33,000

TOTAL NEW APPROPRIATIONS	915,684

N.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	151,703,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	27,150,000	₱	6,860,000	₱		₱	34,010,000
Operations		60,478,000		15,893,000		5,000,000		81,371,000

HIGHER EDUCATION PROGRAM		56,497,000		15,893,000		5,000,000		77,390,000
ADVANCED EDUCATION PROGRAM		3,981,000						3,981,000

Total, Regular Programs		87,628,000		22,753,000		5,000,000		115,381,000

B. PROJECT(S)
Locally-Funded Project(s)				16,322,000		20,000,000		36,322,000

Total, Project(s)				16,322,000		20,000,000		36,322,000

TOTAL NEW APPROPRIATIONS	₱	87,628,000	₱	39,075,000	₱	25,000,000	₱	151,703,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	715
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,321,000	₱	6,860,000	₱		₱	26,181,000
Administration of Personnel Benefits		7,829,000						7,829,000

Sub-total, General Administration and Support		27,150,000		6,860,000				34,010,000

Operations
HIGHER EDUCATION PROGRAM		56,497,000		15,893,000		5,000,000		77,390,000

Provision of Higher Education Services		56,497,000		15,893,000		5,000,000		77,390,000
ADVANCED EDUCATION PROGRAM		3,981,000						3,981,000

Provision of Advanced Education Services		3,981,000						3,981,000

Sub-total, Operations		60,478,000		15,893,000		5,000,000		81,371,000

Total, Regular Programs		87,628,000		22,753,000		5,000,000		115,381,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				15,322,000				15,322,000
Construction of Three-Storey Academic
Building - Phase I, Catarman Campus						20,000,000		20,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				16,322,000		20,000,000		36,322,000

Total, Project(s)				16,322,000		20,000,000		36,322,000

TOTAL NEW APPROPRIATIONS	₱	87,628,000	₱	39,075,000	₱	25,000,000	₱	151,703,000

716	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	60,882

Total Permanent Positions	60,882

Other Compensation Common to All
Personnel Economic Relief Allowance	3,168
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	924
Honoraria	291
Mid-Year Bonus - Civilian	5,074
Year End Bonus	5,074
Cash Gift	660
Productivity Enhancement Incentive	660
Step Increment	152

Total Other Compensation Common to All	16,243

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	7,829
Anniversary Bonus - Civilian	387

Total Other Compensation for Specific Groups	8,216

Other Benefits
PAG-IBIG Contributions	316
PhilHealth Contributions	1,502
Employees Compensation Insurance Premiums	159
Loyalty Award - Civilian	35

Total Other Benefits	2,012

Non-Permanent Positions	275

Total Personnel Services	87,628

Maintenance and Other Operating Expenses
Travelling Expenses	2,320
Training and Scholarship Expenses	2,000
Supplies and Materials Expenses	3,854
Utility Expenses	5,500
Communication Expenses	1,130
Survey, Research, Exploration and Development Expenses	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	380
General Services	1,004
Repairs and Maintenance	550
Financial Assistance/Subsidy	16,322

DECEMBER 30, 2024	OFFICIAL GAZETTE	717
STATE UNIVERSITIES AND COLLEGES

Taxes, Insurance Premiums and Other Fees	2,365
Other Maintenance and Operating Expenses
Representation Expenses	1,500
Membership Dues and Contributions to Organizations	145
Subscription Expenses	286
Other Maintenance and Operating Expenses	1,109

Total Maintenance and Other Operating Expenses	39,075

Total Current Operating Expenditures	126,703

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	151,703

N.3. CENTRAL MINDANAO UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	980,087,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	119,446,000	₱	109,031,000	₱		₱	228,477,000
Support to Operations		77,272,000		18,114,000				95,386,000
Operations		398,666,000		59,425,000		20,000,000		478,091,000

HIGHER EDUCATION PROGRAM		374,597,000		55,641,000		20,000,000		450,238,000
RESEARCH PROGRAM		11,680,000		2,344,000				14,024,000
TECHNICAL ADVISORY EXTENSION PROGRAM		12,389,000		1,440,000				13,829,000

Total, Regular Programs		595,384,000		186,570,000		20,000,000		801,954,000

B. PROJECT(S)
Locally-Funded Project(s)				135,933,000		42,200,000		178,133,000

Total, Project(s)				135,933,000		42,200,000		178,133,000

TOTAL NEW APPROPRIATIONS	₱	595,384,000	₱	322,503,000	₱	62,200,000	₱	980,087,000

718	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	61,891,000	₱	109,031,000	₱		₱	170,922,000
Administration of Personnel Benefits		57,555,000						57,555,000

Sub-total, General Administration and Support		119,446,000		109,031,000				228,477,000

Support to Operations
Auxiliary Services		77,272,000		18,114,000				95,386,000

Sub-total, Support to Operations		77,272,000		18,114,000				95,386,000

Operations
HIGHER EDUCATION PROGRAM		374,597,000		55,641,000		20,000,000		450,238,000

Provision of Higher Education Services		374,597,000		55,641,000		20,000,000		450,238,000
RESEARCH PROGRAM		11,680,000		2,344,000				14,024,000

Conduct of Research Services		11,680,000		2,344,000				14,024,000
TECHNICAL ADVISORY EXTENSION PROGRAM		12,389,000		1,440,000				13,829,000

Provision of Extension Services		12,389,000		1,440,000				13,829,000

Sub-total, Operations		398,666,000		59,425,000		20,000,000		478,091,000

Total, Regular Programs		595,384,000		186,570,000		20,000,000		801,954,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				134,933,000				134,933,000
Completion of the Veterinary Medicine Academic Building						32,200,000		32,200,000
Completion of College of Agriculture Integrated Laboratory						5,000,000		5,000,000
Completion of New College of Education and University Laboratory High School (ULHS) K - 12 Building (Phase III)						5,000,000		5,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	719
STATE UNIVERSITIES AND COLLEGES

Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				135,933,000		42,200,000		178,133,000

Total, Project(s)				135,933,000		42,200,000		178,133,000

TOTAL NEW APPROPRIATIONS	₱	595,384,000	₱	322,503,000	₱	62,200,000	₱	980,087,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	410,418

Total Permanent Positions	410,418

Other Compensation Common to All
Personnel Economic Relief Allowance	20,136
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	5,873
Honoraria	2,454
Mid-Year Bonus - Civilian	34,202
Year End Bonus	34,202
Cash Gift	4,195
Productivity Enhancement Incentive	4,195
Step Increment	1,026

Total Other Compensation Common to All	106,871

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,975
Lump-sum for Filling of Positions - Civilian	47,775

Total Other Compensation for Specific Groups	49,750

Other Benefits
PAG-IBIG Contributions	2,015
PhilHealth Contributions	9,474
Employees Compensation Insurance Premiums	1,007
Loyalty Award - Civilian	630
Terminal Leave	9,780

Total Other Benefits	22,906

720	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Non-Permanent Positions	5,439

Total Personnel Services	595,384

Maintenance and Other Operating Expenses
Travelling Expenses	12,802
Training and Scholarship Expenses	36,872
Supplies and Materials Expenses	35,125
Utility Expenses	18,737
Communication Expenses	2,513
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	310
Professional Services	5,286
General Services	15,055
Repairs and Maintenance	41,659
Financial Assistance/Subsidy	135,933
Taxes, Insurance Premiums and Other Fees	2,098
Other Maintenance and Operating Expenses
Advertising Expenses	111
Printing and Publication Expenses	221
Representation Expenses	310
Membership Dues and Contributions to Organizations	209
Other Maintenance and Operating Expenses	15,262

Total Maintenance and Other Operating Expenses	322,503

Total Current Operating Expenditures	917,887

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	52,200
Machinery and Equipment Outlay	6,000
Furniture, Fixtures and Books Outlay	4,000

Total Capital Outlays	62,200

TOTAL NEW APPROPRIATIONS	980,087

N.4. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,402,488,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	721
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	202,058,000	₱	83,653,000	₱		₱	285,711,000
Support to Operations		25,214,000		107,877,000				133,091,000
Operations		686,446,000		147,000,000		25,000,000		858,446,000

HIGHER EDUCATION PROGRAM		632,517,000		79,307,000		25,000,000		736,824,000
ADVANCED EDUCATION PROGRAM		29,219,000		1,786,000				31,005,000
RESEARCH PROGRAM		20,821,000		54,160,000				74,981,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,889,000		11,747,000				15,636,000

Total, Regular Programs		913,718,000		338,530,000		25,000,000		1,277,248,000

B. PROJECT(S)
Locally-Funded Project(s)				80,240,000		45,000,000		125,240,000

Total, Project(s)				80,240,000		45,000,000		125,240,000

TOTAL NEW APPROPRIATIONS	₱	913,718,000	₱	418,770,000	₱	70,000,000	₱	1,402,488,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	75,548,000	₱	83,653,000	₱		₱	159,201,000
Administration of Personnel Benefits		126,510,000						126,510,000

Sub-total, General Administration and Support		202,058,000		83,653,000				285,711,000

Support to Operations
Auxiliary Services		25,214,000		107,877,000				133,091,000

Sub-total, Support to Operations		25,214,000		107,877,000				133,091,000

Operations
HIGHER EDUCATION PROGRAM		632,517,000		79,307,000		25,000,000		736,824,000

Provision of Higher Education Services		632,517,000		79,307,000		25,000,000		736,824,000
ADVANCED EDUCATION PROGRAM		29,219,000		1,786,000				31,005,000

Provision of Advanced Education Services		29,219,000		1,786,000				31,005,000

722	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

RESEARCH PROGRAM		20,821,000		54,160,000				74,981,000

Conduct of Research Services		20,821,000		54,160,000				74,981,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,889,000		11,747,000				15,636,000

Provision of Extension Services		3,889,000		11,747,000				15,636,000

Sub-total, Operations		686,446,000		147,000,000		25,000,000		858,446,000

Total, Regular Programs		913,718,000		338,530,000		25,000,000		1,277,248,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				79,240,000				79,240,000
Design and Build of the College of Economics, Business Administration & Accountancy (CEBA) Academic Building						45,000,000		45,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				80,240,000		45,000,000		125,240,000

Total, Project(s)				80,240,000		45,000,000		125,240,000

TOTAL NEW APPROPRIATIONS	₱	913,718,000	₱	418,770,000	₱	70,000,000	₱	1,402,488,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	604,356

Total Permanent Positions	604,356

Other Compensation Common to All
Personnel Economic Relief Allowance	19,176
Representation Allowance	426
Transportation Allowance	426
Clothing and Uniform Allowance	5,593
Honoraria	1,243
Mid-Year Bonus - Civilian	50,363
Year End Bonus	50,363

DECEMBER 30, 2024	OFFICIAL GAZETTE	723
STATE UNIVERSITIES AND COLLEGES

Cash Gift	3,995
Productivity Enhancement Incentive	3,995
Step Increment	1,509

Total Other Compensation Common to All	137,089

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,444
Lump-sum for Filling of Positions - Civilian	118,662
Lump-sum for NBC 308	8,562

Total Other Compensation for Specific Groups	128,668

Other Benefits
PAG-IBIG Contributions	1,918
PhilHealth Contributions	12,935
Employees Compensation Insurance Premiums	959
Loyalty Award - Civilian	785
Terminal Leave	7,848

Total Other Benefits	24,445

Non-Permanent Positions	19,160

Total Personnel Services	913,718

Maintenance and Other Operating Expenses
Travelling Expenses	17,904
Training and Scholarship Expenses	37,812
Supplies and Materials Expenses	27,968
Utility Expenses	47,457
Communication Expenses	5,807
Awards/Rewards and Prizes	21,800
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	33,397
General Services	77,102
Repairs and Maintenance	22,150
Financial Assistance/Subsidy	80,240
Taxes, Insurance Premiums and Other Fees	11,160
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,880
Representation Expenses	5,924
Transportation and Delivery Expenses	50
Rent/Lease Expenses	207
Membership Dues and Contributions to Organizations	307
Subscription Expenses	5,482
Other Maintenance and Operating Expenses	21,925

Total Maintenance and Other Operating Expenses	418,770

Total Current Operating Expenditures	1,332,488

724	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	20,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	70,000

TOTAL NEW APPROPRIATIONS	1,402,488

N.5. NORTHERN BUKIDNON STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	191,884,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	33,726,000	₱		₱		₱	33,726,000
Operations		21,108,000		75,879,000		5,000,000		101,987,000

HIGHER EDUCATION PROGRAM		21,108,000		75,879,000		5,000,000		101,987,000

Total, Regular Programs		54,834,000		75,879,000		5,000,000		135,713,000

B. PROJECT(S)
Locally-Funded Project(s)				43,671,000		12,500,000		56,171,000

Total, Project(s)				43,671,000		12,500,000		56,171,000

TOTAL NEW APPROPRIATIONS	₱	54,834,000	₱	119,550,000	₱	17,500,000	₱	191,884,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,261,000	₱	₱	₱	24,261,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	725
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		9,465,000						9,465,000

Sub-total, General Administration and Support		33,726,000						33,726,000

Operations
HIGHER EDUCATION PROGRAM		21,108,000		75,879,000		5,000,000		101,987,000

Provision of Higher Education Services		21,108,000		75,879,000		5,000,000		101,987,000

Sub-total, Operations		21,108,000		75,879,000		5,000,000		101,987,000

Total, Regular Programs		54,834,000		75,879,000		5,000,000		135,713,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				42,671,000				42,671,000
College of Computer Studies
Building Establishment - Phase III						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				43,671,000		12,500,000		56,171,000

Total, Project(s)				43,671,000		12,500,000		56,171,000

TOTAL NEW APPROPRIATIONS	₱	54,834,000	₱	119,550,000	₱	17,500,000	₱	191,884,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	34,590

Total Permanent Positions	34,590

Other Compensation Common to All
Personnel Economic Relief Allowance	1,992
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	581
Mid-Year Bonus - Civilian	2,882
Year End Bonus	2,882

726	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cash Gift	415
Productivity Enhancement Incentive	415
Step Increment	86

Total Other Compensation Common to All	9,625

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	9,465

Total Other Compensation for Specific Groups	9,465

Other Benefits
PAG-IBIG Contributions	199
PhilHealth Contributions	856
Employees Compensation Insurance Premiums	99

Total Other Benefits	1,154

Total Personnel Services	54,834

Maintenance and Other Operating Expenses
Travelling Expenses	3,000
Training and Scholarship Expenses	3,000
Supplies and Materials Expenses	3,158
Utility Expenses	6,428
Communication Expenses	4,064
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	18,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Professional Services	500
General Services	2,500
Repairs and Maintenance	600
Financial Assistance/Subsidy	43,671
Labor and Wages	31,357
Other Maintenance and Operating Expenses
Representation Expenses	1,000
Subscription Expenses	1,356
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	119,550

Total Current Operating Expenditures	174,384

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	5,000

Total Capital Outlays	17,500

TOTAL NEW APPROPRIATIONS	191,884

DECEMBER 30, 2024	OFFICIAL GAZETTE	727
STATE UNIVERSITIES AND COLLEGES

N.6. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	472,528,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	66,078,000	₱	16,360,000	₱		₱	82,438,000
Operations		73,996,000		6,379,000		5,000,000		85,375,000

HIGHER EDUCATION PROGRAM		73,996,000		3,623,000		5,000,000		82,619,000
RESEARCH PROGRAM				2,339,000				2,339,000
TECHNICAL ADVISORY EXTENSION PROGRAM				417,000				417,000

Total, Regular Programs		140,074,000		22,739,000		5,000,000		167,813,000

B. PROJECT(S)
Locally-Funded Project(s)				139,715,000		165,000,000		304,715,000

Total, Project(s)				139,715,000		165,000,000		304,715,000

TOTAL NEW APPROPRIATIONS	₱	140,074,000	₱	162,454,000	₱	170,000,000	₱	472,528,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,599,000	₱	16,360,000	₱		₱	29,959,000
Administration of Personnel Benefits		52,479,000						52,479,000

Sub-total, General Administration and Support		66,078,000		16,360,000				82,438,000

Operations
HIGHER EDUCATION PROGRAM		73,996,000		3,623,000		5,000,000		82,619,000

Provision of Higher Education Services		73,996,000		3,623,000		5,000,000		82,619,000

728	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

RESEARCH PROGRAM				2,339,000				2,339,000

Conduct of Research Services				2,339,000				2,339,000
TECHNICAL ADVISORY EXTENSION PROGRAM				417,000				417,000

Provision of Extension Services				417,000				417,000

Sub-total, Operations		73,996,000		6,379,000		5,000,000		85,375,000

Total, Regular Programs		140,074,000		22,739,000		5,000,000		167,813,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				138,715,000				138,715,000
Construction of Engineering Building - Phase IV						50,000,000		50,000,000
Construction of Library Complex - Phase III						65,000,000		65,000,000
Construction of Biological Resource Research
Institute for Mindanao - Phase II						50,000,000		50,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				139,715,000		165,000,000		304,715,000

Total, Project(s)				139,715,000		165,000,000		304,715,000

TOTAL NEW APPROPRIATIONS	₱	140,074,000	₱	162,454,000	₱	170,000,000	₱	472,528,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	66,251

Total Permanent Positions	66,251

Other Compensation Common to All
Personnel Economic Relief Allowance	3,576
Clothing and Uniform Allowance	1,043
Honoraria	95
Mid-Year Bonus - Civilian	5,521
Year End Bonus	5,521

DECEMBER 30, 2024	OFFICIAL GAZETTE	729
STATE UNIVERSITIES AND COLLEGES

Cash Gift	745
Productivity Enhancement Incentive	745
Step Increment	165

Total Other Compensation Common to All	17,411

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	15
Lump-sum for Filling of Positions - Civilian	51,678

Total Other Compensation for Specific Groups	51,693

Other Benefits
PAG-IBIG Contributions	358
PhilHealth Contributions	1,626
Employees Compensation Insurance Premiums	179
Loyalty Award - Civilian	100
Terminal Leave	801

Total Other Benefits	3,064

Non-Permanent Positions	1,655

Total Personnel Services	140,074

Maintenance and Other Operating Expenses
Travelling Expenses	2,607
Training and Scholarship Expenses	3,268
Supplies and Materials Expenses	2,233
Utility Expenses	9,353
Communication Expenses	141
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	594
General Services	2,849
Repairs and Maintenance	451
Financial Assistance/Subsidy	139,715
Taxes, Insurance Premiums and Other Fees	103
Labor and Wages	50
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	180
Representation Expenses	389
Membership Dues and Contributions to Organizations	50
Subscription Expenses	10
Other Maintenance and Operating Expenses	336

Total Maintenance and Other Operating Expenses	162,454

Total Current Operating Expenditures	302,528

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	165,000

730	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Machinery and Equipment Outlay	5,000

Total Capital Outlays	170,000

TOTAL NEW APPROPRIATIONS	472,528

N.7. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CAGAYAN DE ORO CAMPUS

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,093,219,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	236,547,000	₱	36,219,000	₱		₱	272,766,000
Support to Operations		10,684,000		3,586,000				14,270,000
Operations		304,317,000		37,721,000		20,000,000		362,038,000

HIGHER EDUCATION PROGRAM		294,133,000		24,612,000		20,000,000		338,745,000
ADVANCED EDUCATION PROGRAM		7,080,000		2,086,000				9,166,000
RESEARCH PROGRAM		2,754,000		9,935,000				12,689,000
TECHNICAL ADVISORY EXTENSION PROGRAM		350,000		1,088,000				1,438,000

Total, Regular Programs		551,548,000		77,526,000		20,000,000		649,074,000

B. PROJECT(S)
Locally-Funded Project(s)				431,645,000		12,500,000		444,145,000

Total, Project(s)				431,645,000		12,500,000		444,145,000

TOTAL NEW APPROPRIATIONS	₱	551,548,000	₱	509,171,000	₱	32,500,000	₱	1,093,219,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	731
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	51,997,000	₱	36,219,000	₱		₱	88,216,000
Administration of Personnel Benefits		184,550,000						184,550,000

Sub-total, General Administration and Support		236,547,000		36,219,000				272,766,000

Support to Operations
Auxiliary Services		10,684,000		3,586,000				14,270,000

Sub-total, Support to Operations		10,684,000		3,586,000				14,270,000

Operations
HIGHER EDUCATION PROGRAM		294,133,000		24,612,000		20,000,000		338,745,000

Provision of Higher Education Services		294,133,000		24,612,000		20,000,000		338,745,000
ADVANCED EDUCATION PROGRAM		7,080,000		2,086,000				9,166,000

Provision of Advanced Education Services		7,080,000		2,086,000				9,166,000
RESEARCH PROGRAM		2,754,000		9,935,000				12,689,000

Conduct of Research Services		2,754,000		9,935,000				12,689,000
TECHNICAL ADVISORY EXTENSION PROGRAM		350,000		1,088,000				1,438,000

Provision of Extension Services		350,000		1,088,000				1,438,000

Sub-total, Operations		304,317,000		37,721,000		20,000,000		362,038,000

Total, Regular Programs		551,548,000		77,526,000		20,000,000		649,074,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				430,645,000				430,645,000
Completion of Sports Complex and Residences (Isolation and Evacuation Facility) - Phase II						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				431,645,000		12,500,000		444,145,000

Total, Project(s)				431,645,000		12,500,000		444,145,000

TOTAL NEW APPROPRIATIONS	₱	551,548,000	₱	509,171,000	₱	32,500,000	₱	1,093,219,000

732	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	275,639

Total Permanent Positions	275,639

Other Compensation Common to All
Personnel Economic Relief Allowance	10,728
Representation Allowance	396
Transportation Allowance	396
Clothing and Uniform Allowance	3,129
Honoraria	11,183
Mid-Year Bonus - Civilian	22,970
Year End Bonus	22,970
Cash Gift	2,235
Productivity Enhancement Incentive	2,235
Step Increment	688

Total Other Compensation Common to All	76,930

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	307
Lump-sum for Filling of Positions - Civilian	183,287

Total Other Compensation for Specific Groups	183,594

Other Benefits
PAG-IBIG Contributions	1,072
PhilHealth Contributions	6,500
Employees Compensation Insurance Premiums	536
Terminal Leave	1,263

Total Other Benefits	9,371

Non-Permanent Positions	6,014

Total Personnel Services	551,548

Maintenance and Other Operating Expenses
Travelling Expenses	3,400
Training and Scholarship Expenses	4,423
Supplies and Materials Expenses	5,390
Utility Expenses	29,997
Communication Expenses	1,590
Awards/Rewards and Prizes	1,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	733
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	342
Professional Services	6,050
General Services	5,824
Repairs and Maintenance	5,025
Financial Assistance/Subsidy	431,645
Taxes, Insurance Premiums and Other Fees	9,995
Other Maintenance and Operating Expenses
Advertising Expenses	288
Printing and Publication Expenses	379
Representation Expenses	1,700
Transportation and Delivery Expenses	575
Rent/Lease Expenses	290
Membership Dues and Contributions to Organizations	230
Subscription Expenses	255
Other Maintenance and Operating Expenses	773

Total Maintenance and Other Operating Expenses	509,171

Total Current Operating Expenditures	1,060,719

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	20,000

Total Capital Outlays	32,500

TOTAL NEW APPROPRIATIONS	1,093,219

N.8. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CLAVERIA CAMPUS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	355,303,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	55,677,000	₱	30,369,000	₱		₱	86,046,000
Operations		94,503,000		6,103,000		20,000,000		120,606,000

HIGHER EDUCATION PROGRAM		94,503,000		3,259,000		20,000,000		117,762,000
RESEARCH PROGRAM				2,104,000				2,104,000
TECHNICAL ADVISORY EXTENSION PROGRAM				740,000				740,000

Total, Regular Programs		150,180,000		36,472,000		20,000,000		206,652,000

734	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. PROJECT(S)
Locally-Funded Project(s)				88,651,000		60,000,000		148,651,000

Total, Project(s)				88,651,000		60,000,000		148,651,000

TOTAL NEW APPROPRIATIONS	₱	150,180,000	₱	125,123,000	₱	80,000,000	₱	355,303,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,081,000	₱	30,369,000	₱		₱	44,450,000
Administration of Personnel Benefits		41,596,000						41,596,000

Sub-total, General Administration and Support		55,677,000		30,369,000				86,046,000

Operations
HIGHER EDUCATION PROGRAM		94,503,000		3,259,000		20,000,000		117,762,000

Provision of Higher Education Services		94,503,000		3,259,000		20,000,000		117,762,000
RESEARCH PROGRAM				2,104,000				2,104,000

Conduct of Research Services				2,104,000				2,104,000
TECHNICAL ADVISORY EXTENSION PROGRAM				740,000				740,000

Provision of Extension Services				740,000				740,000

Sub-total, Operations		94,503,000		6,103,000		20,000,000		120,606,000

Total, Regular Programs		150,180,000		36,472,000		20,000,000		206,652,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				87,651,000				87,651,000
Establishment of Four-Storey International Dormitory - Phase III						60,000,000		60,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	735
STATE UNIVERSITIES AND COLLEGES

Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				88,651,000		60,000,000		148,651,000

Total, Project(s)				88,651,000		60,000,000		148,651,000

TOTAL NEW APPROPRIATIONS	₱	150,180,000	₱	125,123,000	₱	80,000,000	₱	355,303,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	81,493

Total Permanent Positions	81,493

Other Compensation Common to All
Personnel Economic Relief Allowance	3,600
Representation Allowance	72
Transportation Allowance	72
Clothing and Uniform Allowance	1,050
Honoraria	2,500
Mid-Year Bonus - Civilian	6,791
Year End Bonus	6,791
Cash Gift	750
Productivity Enhancement Incentive	750
Step Increment	204

Total Other Compensation Common to All	22,580

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	42
Lump-sum for Filling of Positions - Civilian	41,596

Total Other Compensation for Specific Groups	41,638

Other Benefits
PAG-IBIG Contributions	360
PhilHealth Contributions	1,857
Employees Compensation Insurance Premiums	180

Total Other Benefits	2,397

736	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Non-Permanent Positions	2,072

Total Personnel Services	150,180

Maintenance and Other Operating Expenses
Travelling Expenses	3,300
Training and Scholarship Expenses	1,390
Supplies and Materials Expenses	9,685
Utility Expenses	5,950
Communication Expenses	1,900
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	1,390
General Services	3,900
Repairs and Maintenance	2,400
Financial Assistance/Subsidy	88,651
Taxes, Insurance Premiums and Other Fees	2,100
Other Maintenance and Operating Expenses
Advertising Expenses	800
Printing and Publication Expenses	150
Representation Expenses	1,099
Transportation and Delivery Expenses	50
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	120
Other Maintenance and Operating Expenses	1,021

Total Maintenance and Other Operating Expenses	125,123

Total Current Operating Expenditures	275,303

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	80,000

Total Capital Outlays	80,000

TOTAL NEW APPROPRIATIONS	355,303

DECEMBER 30, 2024	OFFICIAL GAZETTE	737
STATE UNIVERSITIES AND COLLEGES

O. REGION XI - DAVAO

O.1. DAVAO DE ORO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	481,491,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	140,190,000	₱	10,779,000	₱	2,400,000	₱	153,369,000
Operations		134,140,000		23,608,000		12,400,000		170,148,000

HIGHER EDUCATION PROGRAM		134,140,000		20,434,000		8,700,000		163,274,000
RESEARCH PROGRAM				2,746,000		3,700,000		6,446,000
TECHNICAL ADVISORY EXTENSION PROGRAM				428,000				428,000

Total, Regular Programs		274,330,000		34,387,000		14,800,000		323,517,000

B. PROJECT(S)
Locally-Funded Project(s)				90,653,000		67,321,000		157,974,000

Total, Project(s)				90,653,000		67,321,000		157,974,000

TOTAL NEW APPROPRIATIONS	₱	274,330,000	₱	125,040,000	₱	82,121,000	₱	481,491,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	66,120,000	₱	10,779,000	₱	2,400,000	₱	79,299,000
Administration of Personnel Benefits		74,070,000						74,070,000

Sub-total, General Administration and Support		140,190,000		10,779,000		2,400,000		153,369,000

738	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
HIGHER EDUCATION PROGRAM		134,140,000		20,434,000		8,700,000		163,274,000

Provision of Higher Education Services		134,140,000		20,434,000		8,700,000		163,274,000
RESEARCH PROGRAM				2,746,000		3,700,000		6,446,000

Conduct of Research Services				2,746,000		3,700,000		6,446,000
TECHNICAL ADVISORY EXTENSION PROGRAM				428,000				428,000

Provision of Extension Services				428,000				428,000

Sub-total, Operations		134,140,000		23,608,000		12,400,000		170,148,000

Total, Regular Programs		274,330,000		34,387,000		14,800,000		323,517,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				89,653,000				89,653,000
Construction of Five-Storey
Academic Building in Compostela Main Campus (Phase 2)						67,321,000		67,321,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				90,653,000		67,321,000		157,974,000

Total, Project(s)				90,653,000		67,321,000		157,974,000

TOTAL NEW APPROPRIATIONS	₱	274,330,000	₱	125,040,000	₱	82,121,000	₱	481,491,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	150,766

Total Permanent Positions	150,766

Other Compensation Common to All
Personnel Economic Relief Allowance	10,008
Representation Allowance	186
Transportation Allowance	186

DECEMBER 30, 2024	OFFICIAL GAZETTE	739
STATE UNIVERSITIES AND COLLEGES

Clothing and Uniform Allowance	2,919
Honoraria	72
Mid-Year Bonus - Civilian	12,564
Year End Bonus	12,564
Cash Gift	2,085
Productivity Enhancement Incentive	2,085
Step Increment	376

Total Other Compensation Common to All	43,045

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	126
Lump-sum for Filling of Positions - Civilian	73,534

Total Other Compensation for Specific Groups	73,660

Other Benefits
PAG-IBIG Contributions	1,001
PhilHealth Contributions	3,759
Employees Compensation Insurance Premiums	501
Loyalty Award - Civilian	200
Terminal Leave	536

Total Other Benefits	5,997

Non-Permanent Positions	862

Total Personnel Services	274,330

Maintenance and Other Operating Expenses
Travelling Expenses	3,582
Training and Scholarship Expenses	2,185
Supplies and Materials Expenses	6,213
Utility Expenses	5,197
Communication Expenses	3,325
Awards/Rewards and Prizes	530
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,073
General Services	230
Repairs and Maintenance	3,358
Financial Assistance/Subsidy	90,653
Taxes, Insurance Premiums and Other Fees	3,846
Other Maintenance and Operating Expenses
Printing and Publication Expenses	441
Representation Expenses	2,169
Rent/Lease Expenses	55
Membership Dues and Contributions to Organizations	220
Subscription Expenses	63
Other Maintenance and Operating Expenses	764

Total Maintenance and Other Operating Expenses	125,040

Total Current Operating Expenditures	399,370

740	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	67,321
Machinery and Equipment Outlay	1,000
Transportation Equipment Outlay	9,800
Intangible Assets Outlay	4,000

Total Capital Outlays	82,121

TOTAL NEW APPROPRIATIONS	481,491

O.2. DAVAO DEL NORTE STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	298,750,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	68,672,000	₱	10,102,000	₱		₱	78,774,000
Operations		69,221,000		12,871,000		15,000,000		97,092,000

HIGHER EDUCATION PROGRAM		69,081,000		11,959,000		15,000,000		96,040,000
ADVANCED EDUCATION PROGRAM		140,000						140,000
RESEARCH PROGRAM				682,000				682,000
TECHNICAL ADVISORY EXTENSION PROGRAM				230,000				230,000

Total, Regular Programs		137,893,000		22,973,000		15,000,000		175,866,000

B. PROJECT(S)
Locally-Funded Project(s)				97,884,000		25,000,000		122,884,000

Total, Project(s)				97,884,000		25,000,000		122,884,000

TOTAL NEW APPROPRIATIONS	₱	137,893,000	₱	120,857,000	₱	40,000,000	₱	298,750,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	741
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	56,071,000	₱	10,102,000	₱		₱	66,173,000
Administration of Personnel Benefits		12,601,000						12,601,000

Sub-total, General Administration and Support		68,672,000		10,102,000				78,774,000

Operations
HIGHER EDUCATION PROGRAM		69,081,000		11,959,000		15,000,000		96,040,000

Provision of Higher Education Services		69,081,000		11,959,000		15,000,000		96,040,000
ADVANCED EDUCATION PROGRAM		140,000						140,000

Provision of Advanced Education Services		140,000						140,000
RESEARCH PROGRAM				682,000				682,000

Conduct of Research Services				682,000				682,000
TECHNICAL ADVISORY EXTENSION PROGRAM				230,000				230,000

Provision of Extension Services				230,000				230,000

Sub-total, Operations		69,221,000		12,871,000		15,000,000		97,092,000

Total, Regular Programs		137,893,000		22,973,000		15,000,000		175,866,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				96,884,000				96,884,000
Construction of Three-Storey
Classroom and Multimedia Resource Center (Phase 1)						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				97,884,000		25,000,000		122,884,000

Total, Project(s)				97,884,000		25,000,000		122,884,000

TOTAL NEW APPROPRIATIONS	₱	137,893,000	₱	120,857,000	₱	40,000,000	₱	298,750,000

742	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	93,989

Total Permanent Positions	93,989

Other Compensation Common to All
Personnel Economic Relief Allowance	4,848
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	1,414
Honoraria	321
Mid-Year Bonus - Civilian	7,833
Year End Bonus	7,833
Cash Gift	1,010
Productivity Enhancement Incentive	1,010
Step Increment	235

Total Other Compensation Common to All	24,924

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	133
Lump-sum for Filling of Positions - Civilian	12,297
Anniversary Bonus - Civilian	627

Total Other Compensation for Specific Groups	13,057

Other Benefits
PAG-IBIG Contributions	485
PhilHealth Contributions	2,274
Employees Compensation Insurance Premiums	242
Loyalty Award - Civilian	50
Terminal Leave	304

Total Other Benefits	3,355

Non-Permanent Positions	2,568

Total Personnel Services	137,893

Maintenance and Other Operating Expenses
Travelling Expenses	2,395
Training and Scholarship Expenses	1,185
Supplies and Materials Expenses	3,537
Utility Expenses	9,870
Communication Expenses	2,016
Awards/Rewards and Prizes	10

DECEMBER 30, 2024	OFFICIAL GAZETTE	743
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	120
General Services	325
Repairs and Maintenance	1,025
Financial Assistance/Subsidy	97,884
Taxes, Insurance Premiums and Other Fees	1,017
Other Maintenance and Operating Expenses
Printing and Publication Expenses	20
Representation Expenses	435
Transportation and Delivery Expenses	15
Rent/Lease Expenses	25
Membership Dues and Contributions to Organizations	25
Other Maintenance and Operating Expenses	803

Total Maintenance and Other Operating Expenses	120,857

Total Current Operating Expenditures	258,750

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	8,200
Furniture, Fixtures and Books Outlay	6,800

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	298,750

O.3. DAVAO DEL SUR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	259,821,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	48,378,000	₱	6,310,000	₱		₱	54,688,000
Operations		76,347,000		13,361,000		5,000,000		94,708,000

HIGHER EDUCATION PROGRAM		76,347,000		10,102,000		5,000,000		91,449,000
RESEARCH PROGRAM				2,292,000				2,292,000
TECHNICAL ADVISORY EXTENSION PROGRAM				967,000				967,000

Total, Regular Programs		124,725,000		19,671,000		5,000,000		149,396,000

744	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. PROJECT(S)
Locally-Funded Project(s)				85,425,000		25,000,000		110,425,000

Total, Project(s)				85,425,000		25,000,000		110,425,000

TOTAL NEW APPROPRIATIONS	₱	124,725,000	₱	105,096,000	₱	30,000,000	₱	259,821,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	34,485,000	₱	6,310,000	₱		₱	40,795,000
Administration of Personnel Benefits		13,893,000						13,893,000

Sub-total, General Administration and Support		48,378,000		6,310,000				54,688,000

Operations
HIGHER EDUCATION PROGRAM		76,347,000		10,102,000		5,000,000		91,449,000

Provision of Higher Education Services		76,347,000		10,102,000		5,000,000		91,449,000
RESEARCH PROGRAM				2,292,000				2,292,000

Conduct of Research Services				2,292,000				2,292,000
TECHNICAL ADVISORY EXTENSION PROGRAM				967,000				967,000

Provision of Extension Services				967,000				967,000

Sub-total, Operations		76,347,000		13,361,000		5,000,000		94,708,000

Total, Regular Programs		124,725,000		19,671,000		5,000,000		149,396,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				84,425,000				84,425,000
Construction of Three-Storey
Institute of Business Education and Governance
Academic Complex (Phase 1 in Digos Campus)						25,000,000		25,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	745
STATE UNIVERSITIES AND COLLEGES

Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				85,425,000		25,000,000		110,425,000

Total, Project(s)				85,425,000		25,000,000		110,425,000

TOTAL NEW APPROPRIATIONS	₱	124,725,000	₱	105,096,000	₱	30,000,000	₱	259,821,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	83,872

Total Permanent Positions	83,872

Other Compensation Common to All
Personnel Economic Relief Allowance	4,608
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,344
Mid-Year Bonus - Civilian	6,989
Year End Bonus	6,989
Cash Gift	960
Productivity Enhancement Incentive	960
Step Increment	210

Total Other Compensation Common to All	22,432

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	13,893

Total Other Compensation for Specific Groups	13,893

Other Benefits
PAG-IBIG Contributions	461
PhilHealth Contributions	2,026
Employees Compensation Insurance Premiums	230
Loyalty Award - Civilian	150

Total Other Benefits	2,867

Non-Permanent Positions	1,661

Total Personnel Services	124,725

746	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	1,557
Training and Scholarship Expenses	1,221
Supplies and Materials Expenses	3,664
Utility Expenses	5,750
Communication Expenses	1,302
Survey, Research, Exploration and Development Expenses	815
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	226
Professional Services	35
Repairs and Maintenance	563
Financial Assistance/Subsidy	85,425
Taxes, Insurance, Premiums and Other Fees	906
Labor and Wages	100
Other Maintenance and Operating Expenses
Printing and Publication Expenses	128
Representation Expenses	3,258
Subscription Expenses	32
Bank Transaction Fee	3
Other Maintenance and Operating Expenses	111

Total Maintenance and Other Operating Expenses	105,096

Total Current Operating Expenditures	229,821

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	259,821

O.4. DAVAO ORIENTAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	667,591,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	110,578,000	₱	7,056,000	₱	7,400,000	₱	125,034,000
Support to Operations				1,929,000				1,929,000
Operations		208,935,000		34,221,000		15,000,000		258,156,000

HIGHER EDUCATION PROGRAM		208,635,000		31,226,000		15,000,000		254,861,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	747
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		150,000		1,668,000				1,818,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,327,000				1,477,000

Total, Regular Programs		319,513,000		43,206,000		22,400,000		385,119,000

B. PROJECT(S)
Locally-Funded Project(s)				150,135,000		132,337,000		282,472,000

Total, Project(s)				150,135,000		132,337,000		282,472,000

TOTAL NEW APPROPRIATIONS	₱	319,513,000	₱	193,341,000	₱	154,737,000	₱	667,591,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	74,422,000	₱	7,056,000	₱	7,400,000	₱	88,878,000
Administration of Personnel Benefits		36,156,000						36,156,000

Sub-total, General Administration and Support		110,578,000		7,056,000		7,400,000		125,034,000

Support to Operations
Auxiliary Services				1,929,000				1,929,000

Sub-total, Support to Operations				1,929,000				1,929,000

Operations
HIGHER EDUCATION PROGRAM		208,635,000		31,226,000		15,000,000		254,861,000

Provision of Higher Education Services		208,635,000		31,226,000		15,000,000		254,861,000
RESEARCH PROGRAM		150,000		1,668,000				1,818,000

Conduct of Research Services		150,000		1,668,000				1,818,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,327,000				1,477,000

Provision of Extension Services		150,000		1,327,000				1,477,000

Sub-total, Operations		208,935,000		34,221,000		15,000,000		258,156,000

Total, Regular Programs		319,513,000		43,206,000		22,400,000		385,119,000

748	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				149,135,000				149,135,000
Construction of Three-Storey Green Technology
Building (Phase III), Main Campus						47,500,000		47,500,000
Completion of Student Center,
Main Campus						9,500,000		9,500,000
Finishing Works for the Newly Constructed
Activity Center at Cateel Campus						14,250,000		14,250,000
Completion of Administration Building,
Cateel Campus						36,937,000		36,937,000
Installation of Roofing at Roof Deck of Five-Storey Academic Building,
Main Campus						6,150,000		6,150,000
Rehabilitation of Gymnasium, Main Campus						10,000,000		10,000,000
Construction of Water Supply, San Isidro
Campus						8,000,000		8,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				150,135,000		132,337,000		282,472,000

Total, Project(s)				150,135,000		132,337,000		282,472,000

TOTAL NEW APPROPRIATIONS	₱	319,513,000	₱	193,341,000	₱	154,737,000	₱	667,591,000

New Appropriations,. by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	215,686

Total Permanent Positions	215,686

Other Compensation Common to All
Personnel Economic Relief Allowance	11,520
Representation Allowance	282

DECEMBER 30, 2024	OFFICIAL GAZETTE	749
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	282
Clothing and Uniform Allowance	3,360
Honoraria	658
Mid-Year Bonus - Civilian	17,974
Year End Bonus	17,974
Cash Gift	2,400
Productivity Enhancement Incentive	2,400
Step Increment	539

Total Other Compensation Common to All	57,389

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	366
Lump-sum for Filling of Positions - Civilian	36,017

Total Other Compensation for Specific Groups	36,383

Other Benefits
PAG-IBIG Contributions	1,152
PhilHealth Contributions	5,163
Employees Compensation Insurance Premiums	576
Loyalty Award - Civilian	195
Terminal Leave	139

Total Other Benefits	7,225

Non-Permanent Positions	2,830

Total Personnel Services	319,513

Maintenance and Other Operating Expenses
Travelling Expenses	1,724
Training and Scholarship Expenses	1,406
Supplies and Materials Expenses	23,486
Utility Expenses	2,634
Communication Expenses	505
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	800
General Services	3,860
Repairs and Maintenance	1,965
Financial Assistance/Subsidy	150,135
Taxes, Insurance Premiums and Other Fees	4,000
Labor and Wages	500
Other Maintenance and Operating Expenses
Representation Expenses	1,716
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	193,341

Total Current Operating Expenditures	512,854

750	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,000
Buildings and Other Structures	124,337
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	7,400

Total Capital Outlays	154,737

TOTAL NEW APPROPRIATIONS	667,591

O.5. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	289,421,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	56,790,000	₱	8,381,000	₱	3,899,000	₱	69,070,000
Operations		54,530,000		17,826,000		15,000,000		87,356,000

HIGHER EDUCATION PROGRAM		53,857,000		15,822,000		15,000,000		84,679,000
RESEARCH PROGRAM				1,583,000				1,583,000
TECHNICAL ADVISORY EXTENSION PROGRAM		673,000		421,000				1,094,000

Total, Regular Programs		111,320,000		26,207,000		18,899,000		156,426,000

B. PROJECT(S)
Locally-Funded Project(s)				42,995,000		90,000,000		132,995,000

Total, Project(s)				42,995,000		90,000,000		132,995,000

TOTAL NEW APPROPRIATIONS	₱	111,320,000	₱	69,202,000	₱	108,899,000	₱	289,421,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	751
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	36,015,000	₱	8,381,000	₱	3,899,000	₱	48,295,000
Administration of Personnel Benefits		20,775,000						20,775,000

Sub-total, General Administration and Support		56,790,000		8,381,000		3,899,000		69,070,000

Operations
HIGHER EDUCATION PROGRAM		53,857,000		15,822,000		15,000,000		84,679,000

Provision of Higher Education Services		53,857,000		15,822,000		15,000,000		84,679,000
RESEARCH PROGRAM				1,583,000				1,583,000

Conduct of Research Services				1,583,000				1,583,000
TECHNICAL ADVISORY EXTENSION PROGRAM		673,000		421,000				1,094,000

Provision of Extension Services		673,000		421,000				1,094,000

Sub-total, Operations		54,530,000		17,826,000		15,000,000		87,356,000

Total, Regular Programs		111,320,000		26,207,000		18,899,000		156,426,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				41,995,000				41,995,000
Construction of Program Learning Center (Replacement of Earthquake Damaged Classrooms - Phase 2 in Malita Campus)						60,000,000		60,000,000
Completion of Balays (Residence Halls) at Malita Campus						30,000,000		30,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				42,995,000		90,000,000		132,995,000

Total, Project(s)				42,995,000		90,000,000		132,995,000

TOTAL NEW APPROPRIATIONS	₱	111,320,000	₱	69,202,000	₱	108,899,000	₱	289,421,000

752	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	67,648

Total Permanent Positions	67,648

Other Compensation Common to All
Personnel Economic Relief Allowance	3,912
Representation Allowance	138
Transportation Allowance	138
Clothing and Uniform Allowance	1,141
Honoraria	240
Mid-Year Bonus - Civilian	5,638
Year End Bonus	5,638
Cash Gift	815
Productivity Enhancement Incentive	815
Step Increment	169

Total Other Compensation Common to All	18,644

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	20,553

Total Other Compensation for Specific Groups	20,553

Other Benefits
PAG-IBIG Contributions	392
PhilHealth Contributions	1,656
Employees Compensation Insurance Premiums	195
Loyalty Award - Civilian	70
Terminal Leave	222

Total Other Benefits	2,535

Non-Permanent Positions	1,940

Total Personnel Services	111,320

Maintenance and Other Operating Expenses
Travelling Expenses	1,298
Training and Scholarship Expenses	1,311
Supplies and Materials Expenses	7,422
Utility Expenses	11,673
Communication Expenses	857
Confidential, Intelligence and Extraordinary Expenses

DECEMBER 30, 2024	OFFICIAL GAZETTE	753
STATE UNIVERSITIES AND COLLEGES

Extraordinary and Miscellaneous Expenses	150
Professional Services	291
General Services	1,350
Financial Assistance/Subsidy	42,995
Taxes, Insurance Premiums and Other Fees	573
Other Maintenance and Operating Expenses
Printing and Publication Expenses	127
Representation Expenses	455
Other Maintenance and Operating Expenses	700

Total Maintenance and Other Operating Expenses	69,202

Total Current Operating Expenditures	180,522

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	90,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	3,899

Total Capital Outlays	108,899

TOTAL NEW APPROPRIATIONS	289,421

O.6. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,228,435,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	202,247,000	₱	39,346,000	₱		₱	241,593,000
Support to Operations		3,694,000		2,127,000				5,821,000
Operations		336,730,000		76,404,000		20,000,000		433,134,000

HIGHER EDUCATION PROGRAM		315,532,000		63,484,000		20,000,000		399,016,000
ADVANCED EDUCATION PROGRAM		18,554,000		1,533,000				20,087,000
RESEARCH PROGRAM		1,816,000		10,595,000				12,411,000
TECHNICAL ADVISORY EXTENSION PROGRAM		828,000		792,000				1,620,000

Total, Regular Programs		542,671,000		117,877,000		20,000,000		680,548,000

754	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. PROJECT(S)
Locally-Funded Project(s)				109,887,000		438,000,000		547,887,000

Total, Project(s)				109,887,000		438,000,000		547,887,000

TOTAL NEW APPROPRIATIONS	₱	542,671,000	₱	227,764,000	₱	458,000,000	₱	1,228,435,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,672,000	₱	39,346,000	₱		₱	104,018,000
Administration of Personnel Benefits		137,575,000						137,575,000

Sub-total, General Administration and Support		202,247,000		39,346,000				241,593,000

Support to Operations
Auxiliary Services		3,694,000		2,127,000				5,821,000

Sub-total, Support to Operations		3,694,000		2,127,000				5,821,000

Operations
HIGHER EDUCATION PROGRAM		315,532,000		63,484,000		20,000,000		399,016,000

Provision of Higher Education Services		315,532,000		63,484,000		20,000,000		399,016,000
ADVANCED EDUCATION PROGRAM		18,554,000		1,533,000				20,087,000

Provision of Advanced Education Services		18,554,000		1,533,000				20,087,000
RESEARCH PROGRAM		1,816,000		10,595,000				12,411,000

Conduct of Research Services		1,816,000		10,595,000				12,411,000
TECHNICAL ADVISORY EXTENSION PROGRAM		828,000		792,000				1,620,000

Provision of Extension Services		828,000		792,000				1,620,000

Sub-total, Operations		336,730,000		76,404,000		20,000,000		433,134,000

Total, Regular Programs		542,671,000		117,877,000		20,000,000		680,548,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	755
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				108,887,000				108,887,000
Completion of Administrative Building, University of Southeastern Philippines Obrero Campus						50,000,000		50,000,000
Completion of School of Medicine Building, University of Southeastern Philippines Tagum Unit, Tagum-Mabini Campus						100,000,000		100,000,000
Completion of Seven-Storey Multimedia Resource Center, University of Southeastern Philippines Obrero Campus						120,000,000		120,000,000
Completion of Five-Storey Laboratory Building for the College of Engineering, University of Southeastern Philippines Obrero Campus						78,000,000		78,000,000
Construction of Academic Building, University of Southeastern Philippines Tagum Unit, Tagum-Mabini Campus (Phase 2)						90,000,000		90,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				109,887,000		438,000,000		547,887,000

Total, Project(s)				109,887,000		438,000,000		547,887,000

TOTAL NEW APPROPRIATIONS	₱	542,671,000	₱	227,764,000	₱	458,000,000	₱	1,228,435,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	313,759

Total Permanent Positions	313,759

Other Compensation Common to All
Personnel Economic Relief Allowance	13,344
Representation Allowance	264

756	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Transportation Allowance	264
Clothing and Uniform Allowance	3,892
Honoraria	2,943
Mid-Year Bonus - Civilian	26,148
Year End Bonus	26,148
Cash Gift	2,780
Productivity Enhancement Incentive	2,780
Step Increment	785

Total Other Compensation Common to All	79,348

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,297
Lump-sum for Filling of Positions - Civilian	135,829

Total Other Compensation for Specific Groups	137,126

Other Benefits
PAG-IBIG Contributions	1,335
PhilHealth Contributions	7,407
Employees Compensation Insurance Premiums	666
Loyalty Award - Civilian	290
Terminal Leave	1,746

Total Other Benefits	11,444

Non-Permanent Positions	994

Total Personnel Services	542,671

Maintenance and Other Operating Expenses
Travelling Expenses	12,318
Training and Scholarship Expenses	2,365
Supplies and Materials Expenses	16,320
Utility Expenses	27,043
Communication Expenses	11,745
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	12,700
General Services	10,550
Repairs and Maintenance	11,460
Financial Assistance/Subsidy	109,887
Taxes, Insurance Premiums and Other Fees	2,530
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	284
Representation Expenses	3,550
Membership Dues and Contributions to Organizations	175
Subscription Expenses	500
Other Maintenance and Operating Expenses	6,039

Total Maintenance and Other Operating Expenses	227,764

Total Current Operating Expenditures	770,435

DECEMBER 30, 2024	OFFICIAL GAZETTE	757
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	438,000
Machinery and Equipment Outlay	20,000

Total Capital Outlays	458,000

TOTAL NEW APPROPRIATIONS	1,228,435

758	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

P. REGION XII - SOCCSKSARGEN

P.1. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	342,567,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	79,813,000	₱	17,747,000	₱		₱	97,560,000
Operations		108,254,000		57,029,000		10,000,000		175,283,000

HIGHER EDUCATION PROGRAM		96,420,000		30,548,000		10,000,000		136,968,000
ADVANCED EDUCATION PROGRAM				1,229,000				1,229,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,126,000		5,876,000				9,002,000
CUSTODIAL CARE PROGRAM		8,708,000		19,376,000				28,084,000

Total, Regular Programs		188,067,000		74,776,000		10,000,000		272,843,000

B. PROJECT(S)
Locally-Funded Project(s)				57,224,000		12,500,000		69,724,000

Total, Project(s)				57,224,000		12,500,000		69,724,000

TOTAL NEW APPROPRIATIONS	₱	188,067,000	₱	132,000,000	₱	22,500,000	₱	342,567,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,140,000	₱	17,747,000	₱	₱	70,887,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	759
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		26,673,000						26,673,000

Sub-total, General Administration and Support		79,813,000		17,747,000				97,560,000

Operations
HIGHER EDUCATION PROGRAM		96,420,000		30,548,000		10,000,000		136,968,000

Provision of Higher Education Services		96,420,000		30,548,000		10,000,000		136,968,000
ADVANCED EDUCATION PROGRAM				1,229,000				1,229,000

Provision of Advanced Education Services				1,229,000				1,229,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,126,000		5,876,000				9,002,000

Provision of Extension Services		3,126,000		5,876,000				9,002,000
CUSTODIAL CARE PROGRAM		8,708,000		19,376,000				28,084,000

Provision of Custodial Care Services		8,708,000		19,376,000				28,084,000

Sub-total, Operations		108,254,000		57,029,000		10,000,000		175,283,000

Total, Regular Programs		188,067,000		74,776,000		10,000,000		272,843,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				51,224,000				51,224,000
Construction of Datu Montawal Extension Academic Building						12,500,000		12,500,000
Conduct of Indigenous Crop and Fish Research and Preservation				5,000,000				5,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				57,224,000		12,500,000		69,724,000

Total, Project(s)				57,224,000		12,500,000		69,724,000

TOTAL NEW APPROPRIATIONS	₱	188,067,000	₱	132,000,000	₱	22,500,000	₱	342,567,000

760	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	117,756

Total Permanent Positions	117,756

Other Compensation Common to All
Personnel Economic Relief Allowance	6,528
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	1,904
Honoraria	4,739
Mid-Year Bonus - Civilian	9,813
Year End Bonus	9,813
Cash Gift	1,360
Productivity Enhancement Incentive	1,360
Step Increment	294

Total Other Compensation Common to All	36,195

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	623
Lump-sum for Filling of Positions - Civilian	25,952

Total Other Compensation for Specific Groups	26,575

Other Benefits
PAG-IBIG Contributions	653
PhilHealth Contributions	2,845
Employees Compensation Insurance Premiums	326
Loyalty Award - Civilian	240
Terminal Leave	721

Total Other Benefits	4,785

Non-Permanent Positions	2,756

Total Personnel Services	188,067

Maintenance and Other Operating Expenses
Travelling Expenses	6,880
Training and Scholarship Expenses	6,595
Supplies and Materials Expenses	40,892
Utility Expenses	6,411
Communication Expenses	409
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
General Services	6,786
Repairs and Maintenance	2,800
Financial Assistance/Subsidy	52,224
Taxes, Insurance Premiums and Other Fees	676

DECEMBER 30, 2024	OFFICIAL GAZETTE	761
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Printing and Publication Expenses	300
Representation Expenses	1,500
Membership Dues and Contributions to Organizations	417
Subscription Expenses	1,000

Total Maintenance and Other Operating Expenses	132,000

Total Current Operating Expenditures	320,067

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	5,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	22,500

TOTAL NEW APPROPRIATIONS	342,567

P.2. SOUTH COTABATO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	184,773,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	28,415,000	₱	5,049,000	₱		₱	33,464,000
Operations		19,444,000		18,245,000		5,000,000		42,689,000

HIGHER EDUCATION PROGRAM		19,444,000		12,793,000		5,000,000		37,237,000
RESEARCH PROGRAM				5,452,000				5,452,000

Total, Regular Programs		47,859,000		23,294,000		5,000,000		76,153,000

B. PROJECT(S)
Locally-Funded Project(s)				8,620,000		100,000,000		108,620,000

Total, Project(s)				8,620,000		100,000,000		108,620,000

TOTAL NEW APPROPRIATIONS	₱	47,859,000	₱	31,914,000	₱	105,000,000	₱	184,773,000

762	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,047,000	₱	5,049,000	₱		₱	27,096,000
Administration of Personnel Benefits		6,368,000						6,368,000

Sub-total, General Administration and Support		28,415,000		5,049,000				33,464,000

Operations
HIGHER EDUCATION PROGRAM		19,444,000		12,793,000		5,000,000		37,237,000

Provision of Higher Education Services		19,444,000		12,793,000		5,000,000		37,237,000
RESEARCH PROGRAM				5,452,000				5,452,000

Conduct of Research Services				5,452,000				5,452,000

Sub-total, Operations		19,444,000		18,245,000		5,000,000		42,689,000

Total, Regular Programs		47,859,000		23,294,000		5,000,000		76,153,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				7,620,000				7,620,000
Construction of a 4-Storey Academic Building for the College of Business, Entrepreneurship and Management (CBEM) Phase 2/2						40,000,000		40,000,000
Tulong Dunong Program				1,000,000				1,000,000
Construction of 3-Storey School Dormitory						60,000,000		60,000,000

Sub-total, Locally-Funded Project(s)				8,620,000		100,000,000		108,620,000

Total, Project(s)				8,620,000		100,000,000		108,620,000

TOTAL NEW APPROPRIATIONS	₱	47,859,000	₱	31,914,000	₱	105,000,000	₱	184,773,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	763
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	31,216

Total Permanent Positions	31,216

Other Compensation Common to All
Personnel Economic Relief Allowance	1,680
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	490
Honoraria	700
Mid-Year Bonus - Civilian	2,601
Year End Bonus	2,601
Cash Gift	350
Productivity Enhancement Incentive	350
Step Increment	78

Total Other Compensation Common to All	9,222

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	6,368

Total Other Compensation for Specific Groups	6,368

Other Benefits
PAG-IBIG Contributions	168
PhilHealth Contributions	771
Employees Compensation Insurance Premiums	84
Loyalty Award - Civilian	30

Total Other Benefits	1,053

Total Personnel Services	47,859

Maintenance and Other Operating Expenses
Travelling Expenses	774
Training and Scholarship Expenses	460
Supplies and Materials Expenses	9,839
Utility Expenses	2,130
Communication Expenses	634
Survey, Research, Exploration and Developmental Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	485
General Services	1,390
Repairs and Maintenance	1,272

764	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Financial Assistance/Subsidy	8,620
Taxes, Insurance Premiums and Other Fees	150
Labor and Wages	150
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	85
Representation Expenses	280
Transportation and Delivery Expenses	70
Membership Dues and Contributions to Organizations	160
Subscription Expenses	275

Total Maintenance and Other Operating Services	31,914

Total Current Operating Expenditures	79,773

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,000
Machinery and Equipment Outlay	2,800
Furniture, Fixtures and Books Outlay	2,200

Total Capital Outlays	105,000

TOTAL NEW APPROPRIATIONS	184,773

P.3. SULTAN KUDARAT STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	596,047,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	105,056,000	₱	31,294,000	₱		₱	136,350,000
Operations		245,405,000		75,022,000		10,000,000		330,427,000

HIGHER EDUCATION PROGRAM		245,405,000		49,940,000		10,000,000		305,345,000
ADVANCED EDUCATION PROGRAM				5,199,000				5,199,000
RESEARCH PROGRAM				17,170,000				17,170,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,713,000				2,713,000

Total, Regular Programs		350,461,000		106,316,000		10,000,000		466,777,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	765
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				116,770,000		12,500,000		129,270,000

Total, Project(s)				116,770,000		12,500,000		129,270,000

TOTAL NEW APPROPRIATIONS	₱	350,461,000	₱	223,086,000	₱	22,500,000	₱	596,047,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	56,213,000	₱	31,294,000	₱		₱	87,507,000
Administration of Personnel Benefits		48,843,000						48,843,000

Sub-total, General Administration and Support		105,056,000		31,294,000				136,350,000

Operations
HIGHER EDUCATION PROGRAM		245,405,000		49,940,000		10,000,000		305,345,000

Provision of Higher Education Services		245,405,000		49,940,000		10,000,000		305,345,000
ADVANCED EDUCATION PROGRAM				5,199,000				5,199,000

Provision of Advanced Education Services				5,199,000				5,199,000
RESEARCH PROGRAM				17,170,000				17,170,000

Conduct of Research Services				17,170,000				17,170,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,713,000				2,713,000

Provision of Extension Services				2,713,000				2,713,000

Sub-total, Operations		245,405,000		75,022,000		10,000,000		330,427,000

Total, Regular Programs		350,461,000		106,316,000		10,000,000		466,777,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				115,770,000				115,770,000

766	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Completion of Gymnasium and Mini Grandstand with Complete Facilities at Bagumbayan Campus						9,500,000		9,500,000
Establishment of University Solid Waste Management Facilities at Tacurong Campus						3,000,000		3,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				116,770,000		12,500,000		129,270,000

Total, Project(s)				116,770,000		12,500,000		129,270,000

TOTAL NEW APPROPRIATIONS	₱	350,461,000	₱	223,086,000	₱	22,500,000	₱	596,047,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	233,127

Total Permanent Positions	233,127

Other Compensation Common to All
Personnel Economic Relief Allowance	10,920
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	3,185
Honoraria	1,115
Mid-Year Bonus - Civilian	19,428
Year End Bonus	19,428
Cash Gift	2,275
Productivity Enhancement Incentive	2,275
Step Increment	583

Total Other Compensation Common to All	59,593

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	139
Lump-sum for Filling of Positions - Civilian	45,253

Total Other Compensation for Specific Groups	45,392

Other Benefits
PAG-IBIG Contributions	1,092

DECEMBER 30, 2024	OFFICIAL GAZETTE	767
STATE UNIVERSITIES AND COLLEGES

PhilHealth Contributions	5,606
Employees Compensation Insurance Premiums	546
Loyalty Award - Civilian	290
Terminal Leave	3,590

Total Other Benefits	11,124

Non-Permanent Positions	1,225

Total Personnel Services	350,461

Maintenance and Other Operating Expenses
Travelling Expenses	11,721
Training and Scholarship Expenses	8,101
Supplies and Materials Expenses	16,064
Utility Expenses	23,265
Communication Expenses	3,657
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	7,880
General Services	14,400
Repairs and Maintenance	6,218
Financial Assistance/Subsidy	116,770
Taxes, Insurance Premiums and Other Fees	1,840
Labor and Wages	1,900
Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	855
Representation Expenses	3,000
Transportation and Delivery Expenses	250
Membership Dues and Contributions to Organizations	700
Subscription Expenses	1,000

Total Maintenance and Other Operating Expenses	223,086

Total Current Operating Expenditures	573,547

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	10,000

Total Capital Outlays	22,500

TOTAL NEW APPROPRIATIONS	596,047

P.4. UNIVERSITY OF SOUTHERN MINDANAO

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,034,716,000

768	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	238,544,000	₱	71,199,000	₱		₱	309,743,000
Support to Operations		9,360,000		1,528,000				10,888,000
Operations		391,575,000		46,830,000		20,000,000		458,405,000

HIGHER EDUCATION PROGRAM		363,541,000		25,303,000		20,000,000		408,844,000
ADVANCED EDUCATION PROGRAM		21,288,000		2,611,000				23,899,000
RESEARCH PROGRAM		6,063,000		16,732,000				22,795,000
TECHNICAL ADVISORY EXTENSION PROGRAM		683,000		2,184,000				2,867,000

Total, Regular Programs		639,479,000		119,557,000		20,000,000		779,036,000

B. PROJECT(S)
Locally-Funded Project(s)				195,680,000		60,000,000		255,680,000

Total, Project(s)				195,680,000		60,000,000		255,680,000

TOTAL NEW APPROPRIATIONS	₱	639,479,000	₱	315,237,000	₱	80,000,000	₱	1,034,716,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	100,971,000	₱	71,199,000	₱	₱	172,170,000
Administration of Personnel Benefits		137,573,000					137,573,000

Sub-total, General Administration and Support		238,544,000		71,199,000			309,743,000

Support to Operations
Auxiliary Services		9,360,000		1,528,000			10,888,000

Sub-total, Support to Operations		9,360,000		1,528,000			10,888,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	769
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		363,541,000		25,303,000		20,000,000		408,844,000

Provision of Higher Education Services		363,541,000		25,303,000		20,000,000		408,844,000
ADVANCED EDUCATION PROGRAM		21,288,000		2,611,000				23,899,000

Provision of Advanced Education Services		21,288,000		2,611,000				23,899,000
RESEARCH PROGRAM		6,063,000		16,732,000				22,795,000

Conduct of Research Services		6,063,000		16,732,000				22,795,000
TECHNICAL ADVISORY EXTENSION PROGRAM		683,000		2,184,000				2,867,000

Provision of Extension Services		683,000		2,184,000				2,867,000

Sub-total, Operations		391,575,000		46,830,000		20,000,000		458,405,000

Total, Regular Programs		639,479,000		119,557,000		20,000,000		779,036,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				194,680,000				194,680,000
Upgrading of Engineering and Technology Laboratory Classrooms						30,000,000		30,000,000
Completion of Material Recovery Facility (MRF)						20,000,000		20,000,000
Completion of Covered Pathway USM Kidapawan City Campus						10,000,000		10,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				195,680,000		60,000,000		255,680,000

Total, Project(s)				195,680,000		60,000,000		255,680,000

TOTAL NEW APPROPRIATIONS	₱	639,479,000	₱	315,237,000	₱	80,000,000	₱	1,034,716,000

770	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	380,523

Total Permanent Positions	380,523

Other Compensation Common to All
Personnel Economic Relief Allowance	16,464
Representation Allowance	408
Transportation Allowance	408
Clothing and Uniform Allowance	4,802
Honoraria	3,105
Mid-Year Bonus - Civilian	31,710
Year End Bonus	31,710
Cash Gift	3,430
Productivity Enhancement Incentive	3,430
Step Increment	952

Total Other Compensation Common to All	96,419

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,765
Magna Carta for Science & Technology Personnel	5,049
Lump-sum for Filling of Positions - Civilian	128,464

Total Other Compensation for Specific Groups	135,278

Other Benefits
PAG-IBIG Contributions	1,646
PhilHealth Contributions	9,094
Employees Compensation Insurance Premiums	823
Loyalty Award - Civilian	960
Terminal Leave	9,109

Total Other Benefits	21,632

Non-Permanent Positions	5,627

Total Personnel Services	639,479

Maintenance and Other Operating Expenses
Travelling Expenses	8,571
Training and Scholarship Expenses	3,803
Supplies and Materials Expenses	14,226
Utility Expenses	43,001
Communication Expenses	625
Survey, Research, Exploration and Developmental Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	166
Professional Services	1,411

DECEMBER 30, 2024	OFFICIAL GAZETTE	771
STATE UNIVERSITIES AND COLLEGES

General Services	7,528
Repairs and Maintenance	17,089
Financial Assistance/Subsidy	209,236
Taxes, Insurance Premiums and Other Fees	963
Other Maintenance and Operating Expenses
Representation Expenses	1,986
Membership Dues and Contributions to Organizations	162
Other Maintenance and Operating Expenses	1,470

Total Maintenance and Other Operating Expenses	315,237

Total Current Operating Expenditures	954,716

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	10,000
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	18,000
Furniture, Fixtures and Books Outlay	2,000

Total Capital Outlays	80,000

TOTAL NEW APPROPRIATIONS	1,034,716

772	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Q. REGION XIII - CARAGA

Q.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	548,952,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	67,268,000	₱	15,129,000	₱		₱	82,397,000
Support to Operations				13,498,000				13,498,000
Operations		90,714,000		60,406,000		25,000,000		176,120,000

HIGHER EDUCATION PROGRAM		90,714,000		55,356,000		25,000,000		171,070,000
ADVANCED EDUCATION PROGRAM				965,000				965,000
RESEARCH PROGRAM				3,414,000				3,414,000
TECHNICAL ADVISORY EXTENSION PROGRAM				671,000				671,000

Total, Regular Programs		157,982,000		89,033,000		25,000,000		272,015,000

B. PROJECT(S)
Locally-Funded Project(s)				99,429,000		177,508,000		276,937,000

Total, Project(s)				99,429,000		177,508,000		276,937,000

TOTAL NEW APPROPRIATIONS	₱	157,982,000	₱	188,462,000	₱	202,508,000	₱	548,952,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,008,000	₱	15,129,000	₱	₱	63,137,000
Administration of Personnel Benefits		19,260,000					19,260,000

Sub-total, General Administration and Support		67,268,000		15,129,000			82,397,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	773
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		13,498,000		13,498,000

Sub-total, Support to Operations		13,498,000		13,498,000

Operations
HIGHER EDUCATION PROGRAM	90,714,000	55,356,000	25,000,000	171,070,000

Provision of Higher Education Services	90,714,000	55,356,000	25,000,000	171,070,000
ADVANCED EDUCATION PROGRAM		965,000		965,000

Provision of Advanced Higher Education Services		965,000		965,000
RESEARCH PROGRAM		3,414,000		3,414,000

Conduct of Research Services		3,414,000		3,414,000
TECHNICAL ADVISORY EXTENSION PROGRAM		671,000		671,000

Provision of Extension Services		671,000		671,000

Sub-total, Operations	90,714,000	60,406,000	25,000,000	176,120,000

Total, Regular Programs	157,982,000	89,033,000	25,000,000	272,015,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		57,102,000		57,102,000
Completion of College of Engineering and Information Sciences Integrated Laboratory Center			109,758,000	109,758,000
Upgrading of College of Teacher Education Academic Building			37,000,000	37,000,000
Upgrading of Vegetable Processing Laboratory			12,300,000	12,300,000
Upgrading of Graduate Study Building			18,450,000	18,450,000
Design Development of Small Scale Machinery for Oil Palm (Harvesting to Waste Utilization)		10,000,000		10,000,000
Soil Nutrient Enhancement of Known High-valued Crops for Food-Sustainable Future and Climate Resilient Agriculture in Agusan del Sur		11,300,000		11,300,000
Biodiversity - Conservation, Assessment, and Rehabilitation of Wetlands Ecology (Bio-CARe of Wet Ecology)		13,000,000		13,000,000
Advancing Agri-Tech Commercialization through the Development and Optimization of Small Scale Machineries for Cacao		5,000,000		5,000,000

774	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Flood Alert System Technology (FAST): Prototyping an Interactive Long-range Hydrometric System for a Localized Threshold-based Flood Monitoring and Warning System				2,027,000				2,027,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				99,429,000		177,508,000		276,937,000

Total, Project(s)				99,429,000		177,508,000		276,937,000

TOTAL NEW APPROPRIATIONS	₱	157,982,000	₱	188,462,000	₱	202,508,000	₱	548,952,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	105,022

Total Permanent Positions	105,022

Other Compensation Common to All
Personnel Economic Relief Allowance	5,040
Representation Allowance	138
Transportation Allowance	138
Clothing and Uniform Allowance	1,470
Honoraria	622
Mid-Year Bonus - Civilian	8,752
Year End Bonus	8,752
Cash Gift	1,050
Productivity Enhancement Incentive	1,050
Step Increment	263

Total Other Compensation Common to All	27,275

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	253
Lump-sum for Filling of Positions - Civilian	19,235
Anniversary Bonus - Civilian	633

Total Other Compensation for Specific Groups	20,121

Other Benefits
PAG-IBIG Contributions	504
PhilHealth Contributions	2,547

DECEMBER 30, 2024	OFFICIAL GAZETTE	775
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	252
Loyalty Award - Civilian	190
Terminal Leave	25

Total Other Benefits	3,518

Non-Permanent Positions	2,046

Total Personnel Services	157,982

Maintenance and Other Operating Expenses
Travelling Expenses	4,551
Training and Scholarship Expenses	6,060
Supplies and Materials Expenses	9,944
Utility Expenses	14,848
Communication Expenses	3,339
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	43,165
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185
Professional Services	10,279
General Services	24,231
Repairs and Maintenance	7,500
Financial Assistance/Subsidy	58,102
Taxes, Insurance Premiums and Other Fees	3,328
Labor and Wages	200
Other Maintenance and Operating Expenses
Advertising Expenses	282
Printing and Publication Expenses	310
Representation Expenses	473
Transportation and Delivery Expenses	3
Membership Dues and Contributions to Organizations	364
Subscription Expenses	1,078
Other Maintenance and Operating Expenses	20

Total Maintenance and Other Operating Expenses	188,462

Total Current Operating Expenditures	346,444

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	177,508
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	10,000

Total Capital Outlays	202,508

TOTAL NEW APPROPRIATIONS	548,952

Q.2. CARAGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,182,172,000

776	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	93,258,000	₱	57,050,000	₱		₱	150,308,000
Support to Operations				16,033,000				16,033,000
Operations		291,613,000		33,386,000		20,000,000		344,999,000

HIGHER EDUCATION PROGRAM		291,385,000		26,448,000		20,000,000		337,833,000
ADVANCED EDUCATION PROGRAM		30,000		437,000				467,000
RESEARCH PROGRAM		100,000		5,775,000				5,875,000
TECHNICAL ADVISORY EXTENSION PROGRAM		98,000		726,000				824,000

Total, Regular Programs		384,871,000		106,469,000		20,000,000		511,340,000

B. PROJECT(S)
Locally-Funded Project(s)				255,832,000		415,000,000		670,832,000

Total, Project(s)				255,832,000		415,000,000		670,832,000

TOTAL NEW APPROPRIATIONS	₱	384,871,000	₱	362,301,000	₱	435,000,000	₱	1,182,172,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,938,000	₱	57,050,000	₱	₱	117,988,000
Administration of Personnel Benefits		32,320,000					32,320,000

Sub-total, General Administration and Support		93,258,000		57,050,000			150,308,000

Support to Operations
Auxiliary Services				16,033,000			16,033,000

Sub-total, Support to Operations				16,033,000			16,033,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	777
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM	291,385,000	26,448,000	20,000,000	337,833,000

Provision of Higher Education Services	291,385,000	26,448,000	20,000,000	337,833,000
ADVANCED EDUCATION PROGRAM	30,000	437,000		467,000

Provision of Advanced Education Services	30,000	437,000		467,000
RESEARCH PROGRAM	100,000	5,775,000		5,875,000

Conduct of Research Services	100,000	5,775,000		5,875,000
TECHNICAL ADVISORY EXTENSION PROGRAM	98,000	726,000		824,000

Provision of Extension Services	98,000	726,000		824,000

Sub-total, Operations	291,613,000	33,386,000	20,000,000	344,999,000

Total, Regular Programs	384,871,000	106,469,000	20,000,000	511,340,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		237,800,000		237,800,000
Completion of Ladies and Gents Dormitory - Phase II			340,000,000	340,000,000
Completion of College of Tourism & Hospitality Management Building - Phase 1			35,000,000	35,000,000
Completion of CSUCC Academic Building Complex - Phase 1			40,000,000	40,000,000
Electrical System Infrastructure Optimization in Elementary Schools for Enhanced Energy Efficiency, Safety, and Learning Environments		1,553,000		1,553,000
Population Status of Long-Tailed Macaques (Macaca fascicularis Raffles, 1821) and their Interface with Humans in the Selected Barangays of Butuan City, Caraga Region, Philippines		846,000		846,000
Development and Implementation of SSLSIRLICS in Partnership of Caraga LGUs and Barangays		10,934,000		10,934,000
Potential Ecological and Human Health Risks Associated to Heavy Metal Contaminations in the Fishery Resources of Butuan Bay		2,928,000		2,928,000
Species Composition and Vegetation Analysis in Mt. Hilong-hilong RTR, Agusan Del Norte Mindanao, Philippines: Strategy in Developing as Protected Area (YEAR 1)		771,000	771,000
Tulong Dunong Program		1,000,000		1,000,000

778	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Sub-total, Locally-Funded Project(s)				255,832,000		415,000,000		670,832,000

Total, Project(s)				255,832,000		415,000,000		670,832,000

TOTAL NEW APPROPRIATIONS	₱	384,871,000	₱	362,301,000	₱	435,000,000	₱	1,182,172,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	271,044

Total Permanent Positions	271,044

Other Compensation Common to All
Personnel Economic Relief Allowance	10,872
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	3,171
Honoraria	4,145
Mid-Year Bonus - Civilian	22,587
Year End Bonus	22,587
Cash Gift	2,265
Productivity Enhancement Incentive	2,265
Step Increment	678

Total Other Compensation Common to All	69,158

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	280
Lump-sum for Filling of Positions - Civilian	32,262

Total Other Compensation for Specific Groups	32,542

Other Benefits
PAG-IBIG Contributions	1,087
PhilHealth Contributions	6,172
Employees Compensation Insurance Premiums	543
Loyalty Award - Civilian	425
Terminal Leave	58

Total Other Benefits	8,285

DECEMBER 30, 2024	OFFICIAL GAZETTE	779
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	3,842

Total Personnel Services	384,871

Maintenance and Other Operating Expenses
Travelling Expenses	9,727
Training and Scholarship Expenses	7,124
Supplies and Materials Expenses	21,318
Utility Expenses	20,669
Communication Expenses	3,734
Awards/Rewards and Prizes	3,296
Survey, Research, Exploration and Development Expenses	669
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	160
Professional Services	10,658
General Services	13,782
Repairs and Maintenance	5,579
Financial Assistance/Subsidy	238,800
Taxes, Insurance Premiums and Other Fees	14,557
Labor and Wages	50
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,258
Representation Expenses	5,197
Transportation and Delivery Expenses	4
Rent/Lease Expenses	446
Membership Dues and Contributions to Organizations	355
Subscription Expenses	643
Other Maintenance and Operating Expenses	3,275

Total Maintenance and Other Operating Expenses	362,301

Total Current Operating Expenditures	747,172

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	415,000
Machinery and Equipment Outlay	20,000

Total Capital Outlays	435,000

TOTAL NEW APPROPRIATIONS	1,182,172

Q.3. NORTH EASTERN MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	952,197,000

780	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱151,450,000	₱32,014,000	₱	₱183,464,000
Support to Operations		1,000,000		1,000,000
Operations	296,034,000	70,504,000	15,000,000	381,538,000

HIGHER EDUCATION PROGRAM	292,534,000	44,923,000	15,000,000	352,457,000
ADVANCED EDUCATION PROGRAM	500,000	2,146,000		2,646,000
RESEARCH PROGRAM	1,500,000	16,359,000		17,859,000
TECHNICAL ADVISORY EXTENSION PROGRAM	1,500,000	7,076,000		8,576,000

Total, Regular Programs	447,484,000	103,518,000	15,000,000	566,002,000

B. PROJECT(S)
Locally-Funded Project(s)		346,195,000	40,000,000	386,195,000

Total, Project(s)		346,195,000	40,000,000	386,195,000

TOTAL NEW APPROPRIATIONS	₱447,484,000	₱449,713,000	₱55,000,000	₱952,197,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	113,948,000	₱	32,014,000	₱		₱	145,962,000
Administration of Personnel Benefits		37,502,000						37,502,000

Sub-total, General Administration and Support		151,450,000		32,014,000				183,464,000

Support to Operations
Auxiliary Services				1,000,000				1,000,000

Sub-total, Support to Operations				1,000,000				1,000,000

Operations
HIGHER EDUCATION PROGRAM		292,534,000		44,923,000		15,000,000		352,457,000

Provision of Higher Education Services		292,534,000		44,923,000		15,000,000		352,457,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	781
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		500,000		2,146,000				2,646,000

Provision of Advanced Education Services		500,000		2,146,000				2,646,000
RESEARCH PROGRAM		1,500,000		16,359,000				17,859,000

Conduct of Research Services		1,500,000		16,359,000				17,859,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,500,000		7,076,000				8,576,000

Provision of Extension Services		1,500,000		7,076,000				8,576,000

Sub-total, Operations		296,034,000		70,504,000		15,000,000		381,538,000

Total, Regular Programs		447,484,000		103,518,000		15,000,000		566,002,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				342,143,000				342,143,000
Completion of Campus Gymnasium						25,000,000		25,000,000
Upgrading of Audio Visual Center for NEMSU-Tandag Campus						15,000,000		15,000,000
Technical Efficiency and Profitability Analysis of Coffee Farms in Caraga Region				964,000				964,000
Marketing and Productivity Analysis of Soybean Farming in Caraga Region				733,000				733,000
Plant to Pastry Project (3P’s)				580,000				580,000
Small Islands Economies in the 1st District of Surigao del Sur				495,000				495,000
Sustainable Activities Fecund Empowerment (SAFE) Project-Phase 2				280,000				280,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				346,195,000		40,000,000		386,195,000

Total, Project(s)				346,195,000		40,000,000		386,195,000

TOTAL NEW APPROPRIATIONS	₱	447,484,000	₱	449,713,000	₱	55,000,000	₱	952,197,000

782	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	310,236

Total Permanent Positions	310,236

Other Compensation Common to All
Personnel Economic Relief Allowance	14,712
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	4,291
Honoraria	3,500
Mid-Year Bonus - Civilian	25,853
Year End Bonus	25,853
Cash Gift	3,065
Productivity Enhancement Incentive	3,065
Step Increment	776

Total Other Compensation Common to All	81,535

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,913
Lump-sum for Filling of Positions - Civilian	37,294

Total Other Compensation for Specific Groups	39,207

Other Benefits
PAG-IBIG Contributions	1,472
PhilHealth Contributions	7,384
Employees Compensation Insurance Premiums	736
Loyalty Award - Civilian	405
Terminal Leave	208

Total Other Benefits	10,205

Non-Permanent Positions	6,301

Total Personnel Services	447,484

Maintenance and Other Operating Expenses
Travelling Expenses	16,890
Training and Scholarship Expenses	4,011
Supplies and Materials Expenses	30,204
Utility Expenses	12,848
Communication Expenses	3,561
Awards/Rewards and Prizes	700
Survey, Research, Exploration and Development Expenses	90
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	10,002
General Services	7,339

DECEMBER 30, 2024	OFFICIAL GAZETTE	783
STATE UNIVERSITIES AND COLLEGES

Repairs and Maintenance	5,933
Financial Assistance/Subsidy	343,143
Taxes, Insurance Premiums and Other Fees	1,349
Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	810
Representation Expenses	9,778
Transportation and Delivery Expenses	805
Rent/Lease Expenses	110
Membership Dues and Contributions to Organizations	80
Subscription Expenses	1,510
Other Maintenance and Operating Expenses	250

Total Maintenance and Other Operating Expenses	449,713

Total Current Operating Expenditures	897,197

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	55,000

TOTAL NEW APPROPRIATIONS	952,197

Q.4. SURIGAO DEL NORTE STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	576,207,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	128,199,000	₱	39,032,000	₱		₱	167,231,000
Operations		199,318,000		77,246,000		15,000,000		291,564,000

HIGHER EDUCATION PROGRAM		199,318,000		64,094,000		15,000,000		278,412,000
ADVANCED EDUCATION PROGRAM				3,152,000				3,152,000
RESEARCH PROGRAM				6,679,000				6,679,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,321,000				3,321,000

Total, Regular Programs		327,517,000		116,278,000		15,000,000		458,795,000

784	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. PROJECT(S)
Locally-Funded Project(s)				92,576,000		24,836,000		117,412,000

Total, Project(s)				92,576,000		24,836,000		117,412,000

TOTAL NEW APPROPRIATIONS	₱	327,517,000	₱	208,854,000	₱	39,836,000	₱	576,207,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	46,762,000	₱	39,032,000	₱		₱	85,794,000
Administration of Personnel Benefits		81,437,000						81,437,000

Sub-total, General Administration and Support		128,199,000		39,032,000				167,231,000

Operations
HIGHER EDUCATION PROGRAM		199,318,000		64,094,000		15,000,000		278,412,000

Provision of Higher Education Services		199,318,000		64,094,000		15,000,000		278,412,000
ADVANCED EDUCATION PROGRAM				3,152,000				3,152,000

Provision of Advanced Education Services				3,152,000				3,152,000
RESEARCH PROGRAM				6,679,000				6,679,000

Conduct of Research Services				6,679,000				6,679,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,321,000				3,321,000

Provision of Extension Services				3,321,000				3,321,000

Sub-total, Operations		199,318,000		77,246,000		15,000,000		291,564,000

Total, Regular Programs		327,517,000		116,278,000		15,000,000		458,795,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				91,576,000				91,576,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	785
STATE UNIVERSITIES AND COLLEGES

Upgrading of Chemical and Science Laboratory Building (Biology, Physics and Chemistry)						24,836,000		24,836,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				92,576,000		24,836,000		117,412,000

Total, Project(s)				92,576,000		24,836,000		117,412,000

TOTAL NEW APPROPRIATIONS	₱	327,517,000	₱	208,854,000	₱	39,836,000	₱	576,207,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	185,101

Total Permanent Positions	185,101

Other Compensation Common to All
Personnel Economic Relief Allowance	8,112
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	2,366
Honoraria	836
Mid-Year Bonus - Civilian	15,425
Year End Bonus	15,425
Cash Gift	1,690
Productivity Enhancement Incentive	1,690
Step Increment	463

Total Other Compensation Common to All	46,427

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	578
Lump-sum for Filling of Positions - Civilian	80,931

Total Other Compensation for Specific Groups	81,509

Other Benefits
PAG-IBIG Contributions	811
PhilHealth Contributions	4,422
Employees Compensation Insurance Premiums	405

786	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Loyalty Award - Civilian	90
Terminal Leave	506

Total Other Benefits	6,234

Non-Permanent Positions	8,246

Total Personnel Services	327,517

Maintenance and Other Operating Expenses
Travelling Expenses	9,892
Training and Scholarship Expenses	9,465
Supplies and Materials Expenses	25,279
Utility Expenses	20,616
Communication Expenses	3,694
Awards/Rewards and Prizes	143
Survey, Research, Exploration and Development Expenses	50
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	233
Professional Services	5,773
General Services	21,080
Repairs and Maintenance	8,803
Financial Assistance/Subsidy	92,576
Taxes, Insurance Premiums and Other Fees	4,563
Other Maintenance and Operating Expenses
Advertising Expenses	176
Printing and Publication Expenses	250
Representation Expenses	1,316
Transportation and Delivery Expenses	7
Rent/Lease Expenses	382
Membership Dues and Contributions to Organizations	88
Subscription Expenses	605
Other Maintenance and Operating Expenses	3,863

Total Maintenance and Other Operating Expenses	208,854

Total Current Operating Expenditures	536,371

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	24,836
Machinery and Equipment Outlay	7,380
Furniture, Fixtures and Books Outlay	7,620

Total Capital Outlays	39,836

TOTAL NEW APPROPRIATIONS	576,207

DECEMBER 30, 2024	OFFICIAL GAZETTE	787
STATE UNIVERSITIES AND COLLEGES

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

R.1. ADIONG MEMORIAL STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	108,746,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	23,437,000	₱	16,554,000	₱		₱	39,991,000
Support to Operations		2,000		903,000				905,000
Operations		19,810,000		18,652,000		5,000,000		43,462,000

HIGHER EDUCATION PROGRAM		19,810,000		7,008,000		5,000,000		31,818,000
ADVANCED EDUCATION PROGRAM				617,000				617,000
RESEARCH PROGRAM				7,011,000				7,011,000
TECHNICAL ADVISORY EXTENSION PROGRAM				4,016,000				4,016,000

Total, Regular Programs		43,249,000		36,109,000		5,000,000		84,358,000

B. PROJECT(S)
Locally-Funded Project(s)				11,888,000		12,500,000		24,388,000

Total, Project(s)				11,888,000		12,500,000		24,388,000

TOTAL NEW APPROPRIATIONS	₱	43,249,000	₱	47,997,000	₱	17,500,000	₱	108,746,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,977,000	₱	16,554,000	₱	₱	38,531,000
Administration of Personnel Benefits		1,460,000					1,460,000

Sub-total, General Administration and Support		23,437,000		16,554,000			39,991,000

788	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Auxiliary Services		2,000		903,000				905,000

Sub-total, Support to Operations		2,000		903,000				905,000

Operations
HIGHER EDUCATION PROGRAM		19,810,000		7,008,000		5,000,000		31,818,000

Provision of Higher Education Services		19,810,000		7,008,000		5,000,000		31,818,000
ADVANCED EDUCATION PROGRAM				617,000				617,000

Provision of Advanced Education Services				617,000				617,000
RESEARCH PROGRAM				7,011,000				7,011,000

Provision of Research Services				7,011,000				7,011,000
TECHNICAL ADVISORY EXTENSION PROGRAM				4,016,000				4,016,000

Provision of Extension Services				4,016,000				4,016,000

Sub-total, Operations		19,810,000		18,652,000		5,000,000		43,462,000

Total, Regular Programs		43,249,000		36,109,000		5,000,000		84,358,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				10,888,000				10,888,000
Construction of the State-of-the-Art Two-Storey Laboratory School Building						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				11,888,000		12,500,000		24,388,000

Total, Project(s)				11,888,000		12,500,000		24,388,000

TOTAL NEW APPROPRIATIONS	₱	43,249,000	₱	47,997,000	₱	17,500,000	₱	108,746,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	789
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,113

Total Permanent Positions	32,113

Other Compensation Common to All
Personnel Economic Relief Allowance	1,560
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	455
Honoraria	167
Mid-Year Bonus - Civilian	2,676
Year End Bonus	2,676
Cash Gift	325
Productivity Enhancement Incentive	325
Step Increment	80

Total Other Compensation Common to All	8,636

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for Filling of Positions - Civilian	1,170

Total Other Compensation for Specific Groups	1,183

Other Benefits
PAG-IBIG Contributions	156
PhilHealth Contributions	793
Employees Compensation Insurance Premiums	78
Terminal Leave	290

Total Other Benefits	1,317

Total Personnel Services	43,249

Maintenance and Other Operating Expenses
Travelling Expenses	4,579
Training and Scholarship Expenses	3,411
Supplies and Materials Expenses	8,308
Utility Expenses	1,375
Communication Expenses	400
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,306
General Services	2,342
Repairs and Maintenance	650
Financial Assistance/Subsidy	11,888
Labor and Wages	688

790	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Maintenance and Operating Expenses
Other Maintenance and Operating Expenses	7,700

Total Maintenance and Other Operating Expenses	47,997

Total Current Operating Expenditures	91,246

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	2,300
Furniture, Fixtures and Books Outlay	2,700

Total Capital Outlays	17,500

TOTAL NEW APPROPRIATIONS	108,746

R.2. COTABATO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	303,191,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	36,941,000	₱	20,273,000	₱		₱	57,214,000
Operations		129,860,000		35,970,000		10,000,000		175,830,000

HIGHER EDUCATION PROGRAM		129,860,000		28,550,000		10,000,000		168,410,000
RESEARCH PROGRAM				6,364,000				6,364,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,056,000				1,056,000

Total, Regular Programs		166,801,000		56,243,000		10,000,000		233,044,000

B. PROJECT(S)
Locally-Funded Project(s)				57,647,000		12,500,000		70,147,000

Total, Project(s)				57,647,000		12,500,000		70,147,000

TOTAL NEW APPROPRIATIONS	₱	166,801,000	₱	113,890,000	₱	22,500,000	₱	303,191,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	791
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,129,000	₱	20,273,000	₱		₱	40,402,000
Administration of Personnel Benefits		16,812,000						16,812,000

Sub-total, General Administration and Support		36,941,000		20,273,000				57,214,000

Operations
HIGHER EDUCATION PROGRAM		129,860,000		28,550,000		10,000,000		168,410,000

Provision of Higher Education Services		129,860,000		28,550,000		10,000,000		168,410,000
RESEARCH PROGRAM				6,364,000				6,364,000

Conduct of Research Services				6,364,000				6,364,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,056,000				1,056,000

Provision of Extension Services				1,056,000				1,056,000

Sub-total, Operations		129,860,000		35,970,000		10,000,000		175,830,000

Total, Regular Programs		166,801,000		56,243,000		10,000,000		233,044,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				56,647,000				56,647,000
Completion of the Research and Development Center Building						12,500,000		12,500,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				57,647,000		12,500,000		70,147,000

Total, Project(s)				57,647,000		12,500,000		70,147,000

TOTAL NEW APPROPRIATIONS	₱	166,801,000	₱	113,890,000	₱	22,500,000	₱	303,191,000

792	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	114,976

Total Permanent Positions	114,976

Other Compensation Common to All
Personnel Economic Relief Allowance	5,304
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	1,547
Honoraria	992
Mid-Year Bonus - Civilian	9,581
Year End Bonus	9,581
Cash Gift	1,105
Productivity Enhancement Incentive	1,105
Step Increment	288

Total Other Compensation Common to All	29,887

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	67
Lump-sum for Filling of Positions - Civilian	14,308

Total Other Compensation for Specific Groups	14,375

Other Benefits
PAG-IBIG Contributions	531
PhilHealth Contributions	2,801
Employees Compensation Insurance Premiums	265
Loyalty Award - Civilian	45
Terminal Leave	2,504

Total Other Benefits	6,146

Non-Permanent Positions	1,417

Total Personnel Services	166,801

Maintenance and Other Operating Expenses
Travelling Expenses	3,617
Training and Scholarship Expenses	2,001
Supplies and Materials Expenses	9,181
Utility Expenses	11,269
Communication Expenses	3,593
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	546

DECEMBER 30, 2024	OFFICIAL GAZETTE	793
STATE UNIVERSITIES AND COLLEGES

Professional Services	9,465
General Services	5,233
Repairs and Maintenance	4,079
Financial Assistance/Subsidy	57,647
Taxes, Insurance Premiums and Other Fees	857
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	150
Representation Expenses	392
Transportation and Delivery Expenses	262
Membership Dues and Contributions to Organizations	348
Subscription Expenses	180

Total Maintenance and Other Operating Expenses	113,890

Total Current Operating Expenditures	280,691

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500
Machinery and Equipment Outlay	10,000

Total Capital Outlays	22,500

TOTAL NEW APPROPRIATIONS	303,191

R.3. MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	6,990,450,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	902,286,000	₱	143,130,000	₱		₱	1,045,416,000
Support to Operations		95,252,000		9,599,000				104,851,000
Operations		2,746,532,000		386,396,000		25,000,000		3,157,928,000

HIGHER EDUCATION PROGRAM		2,593,826,000		330,050,000		25,000,000		2,948,876,000
ADVANCED EDUCATION PROGRAM		13,092,000		2,431,000				15,523,000
RESEARCH PROGRAM		101,821,000		51,763,000				153,584,000

794	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

TECHNICAL ADVISORY EXTENSION PROGRAM		37,793,000		2,152,000				39,945,000

Total, Regular Programs		3,744,070,000		539,125,000		25,000,000		4,308,195,000

B. PROJECT(S)
Locally-Funded Project(s)				419,151,000		2,263,104,000		2,682,255,000

Total, Project(s)				419,151,000		2,263,104,000		2,682,255,000

TOTAL NEW APPROPRIATIONS	₱	3,744,070,000	₱	958,276,000	₱	2,288,104,000	₱	6,990,450,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	454,767,000	₱	143,130,000	₱	₱	597,897,000

Region X - Northern Mindanao		26,133,000		16,792,000			42,925,000

Mindanao State University - Naawan		26,133,000		16,792,000			42,925,000
Region XII - SOCCSKSARGEN		51,638,000		13,045,000			64,683,000

Mindanao State University - General Santos		51,638,000		13,045,000			64,683,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		376,996,000		113,293,000			490,289,000

Mindanao State University - Maguindanao		40,402,000		8,358,000			48,760,000
Mindanao State University - Marawi		313,825,000		94,203,000			408,028,000
Mindanao State University - Sulu		22,769,000		10,732,000			33,501,000
Administration of Personnel Benefits		447,519,000					447,519,000

Region X - Northern Mindanao		35,619,000					35,619,000

Mindanao State University - Naawan		35,619,000					35,619,000
Region XII - SOCCSKSARGEN		93,965,000					93,965,000

Mindanao State University - General Santos		93,965,000					93,965,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		317,935,000					317,935,000

Mindanao State University - Maguindanao		33,242,000					33,242,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	795
STATE UNIVERSITIES AND COLLEGES

Mindanao State University - Marawi	217,447,000			217,447,000
Mindanao State University - Sulu	67,246,000			67,246,000

Sub-total, General Administration and Support	902,286,000	143,130,000		1,045,416,000

Support to Operations
Auxiliary Services	95,252,000	9,599,000		104,851,000

Region X - Northern Mindanao	3,959,000	237,000		4,196,000

Mindanao State University - Naawan	3,959,000	237,000		4,196,000
Region XII - SOCCSKSARGEN	15,098,000	6,493,000		21,591,000

Mindanao State University - General Santos	15,098,000	6,493,000		21,591,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	76,195,000	2,869,000		79,064,000

Mindanao State University - Maguindanao	12,564,000	349,000		12,913,000
Mindanao State University - Marawi	61,875,000	1,949,000		63,824,000
Mindanao State University - Sulu	1,756,000	571,000		2,327,000

Sub-Total, Support to Operations	95,252,000	9,599,000		104,851,000

Operations
HIGHER EDUCATION PROGRAM	2,593,826,000	330,050,000	25,000,000	2,948,876,000

Provision of Higher Education Services	2,593,826,000	330,050,000	25,000,000	2,948,876,000

Region X - Northern Mindanao	130,650,000	16,697,000	5,000,000	152,347,000

Mindanao State University - Naawan	130,650,000	16,697,000	5,000,000	152,347,000
Region XII - SOCCSKSARGEN	303,984,000	23,789,000	5,000,000	332,773,000

Mindanao State University - General Santos	303,984,000	23,789,000	5,000,000	332,773,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	2,159,192,000	289,564,000	15,000,000	2,463,756,000

Mindanao State University - Maguindanao	222,186,000	32,036,000	5,000,000	259,222,000
Mindanao State University - Marawi	1,748,372,000	240,569,000	5,000,000	1,993,941,000
Mindanao State University - Sulu	188,634,000	16,959,000	5,000,000	210,593,000
ADVANCED EDUCATION PROGRAM	13,092,000	2,431,000		15,523,000

Provision of Advanced Education Services	13,092,000	2,431,000		15,523,000

796	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XII - SOCCSKSARGEN		1,425,000		1,425,000

Mindanao State University - General Santos		1,425,000		1,425,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	13,092,000	1,006,000		14,098,000

Mindanao State University - Maguindanao	6,533,000	489,000		7,022,000
Mindanao State University - Marawi	6,559,000	517,000		7,076,000
RESEARCH PROGRAM	101,821,000	51,763,000		153,584,000

Conduct of Research Services	101,821,000	51,763,000		153,584,000

Region X - Northern Mindanao	37,826,000	14,547,000		52,373,000

Mindanao State University - Naawan	37,826,000	14,547,000		52,373,000
Region XII - SOCCSKSARGEN	7,385,000	13,833,000		21,218,000

Mindanao State University - General Santos	7,385,000	13,833,000		21,218,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	56,610,000	23,383,000		79,993,000

Mindanao State University - Maguindanao	8,702,000	15,854,000		24,556,000
Mindanao State University - Marawi	40,262,000	5,007,000		45,269,000
Mindanao State University - Sulu	7,646,000	2,522,000		10,168,000
TECHNICAL ADVISORY EXTENSION PROGRAM	37,793,000	2,152,000		39,945,000

Provision of Extension Services	37,793,000	2,152,000		39,945,000

Region X - Northern Mindanao	7,135,000	253,000		7,388,000

Mindanao State University - Naawan	7,135,000	253,000		7,388,000
Region XII - SOCCSKSARGEN	3,397,000	388,000		3,785,000

Mindanao State University - General Santos	3,397,000	388,000		3,785,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	27,261,000	1,511,000		28,772,000

Mindanao State University - Maguindanao	7,574,000	729,000		8,303,000
Mindanao State University - Marawi	19,687,000	782,000		20,469,000

Sub-total, Operations	2,746,532,000	386,396,000	25,000,000	3,157,928,000

Total, Regular Programs	3,744,070,000	539,125,000	25,000,000	4,308,195,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	797
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education	308,781,000		308,781,000

Region X - Northern Mindanao	30,111,000		30,111,000

Mindanao State University - Naawan	30,111,000		30,111,000
Region XII - SOCCSKSARGEN	54,020,000		54,020,000

Mindanao State University - General Santos	54,020,000		54,020,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	224,650,000		224,650,000

Mindanao State University - Maguindanao	19,780,000		19,780,000
Mindanao State University - Marawi	167,691,000		167,691,000
Mindanao State University - Sulu	37,179,000		37,179,000
Retrofitting of Academic Buildings, MSU - General Santos	30,000,000		30,000,000

Region XII - SOCCKSARGEN	30,000,000		30,000,000

Mindanao State University - General Santos	30,000,000		30,000,000
Completion of the Marine and Environmental Science Center (MESC) Building		45,000,000	45,000,000

Region X - Northern Mindanao		45,000,000	45,000,000

Mindanao State University - Naawan		45,000,000	45,000,000
Completion of College of Agriculture and Forestry (CAF) Building		16,000,000	16,000,000

Region X - Northern Mindanao		16,000,000	16,000,000

Mindanao State University - Naawan		16,000,000	16,000,000
Completion of School of Marine Fisheries and Technology (SMFT) Building		30,000,000	30,000,000

Region X - Northern Mindanao		30,000,000	30,000,000

Mindanao State University - Naawan		30,000,000	30,000,000
Repair and Rehabilitation of Various Academic Buildings and Other Structures of MSU - Maguindanao	25,370,000		25,370,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	25,370,000		25,370,000

Mindanao State University - Maguindanao	25,370,000		25,370,000

798	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Repair and Renovation of Various Colleges, MSU - Sulu	50,000,000		50,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	50,000,000		50,000,000

Mindanao State University - Sulu	50,000,000		50,000,000
Upgrading of the College of Fisheries Academic Building		66,239,000	66,239,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		66,239,000	66,239,000

Mindanao State University - Maguindanao	66,239,000		66,239,000
Upgrading of the College of Forestry and Environmental Studies Academic Building		66,239,000	66,239,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		66,239,000	66,239,000

Mindanao State University - Maguindanao	66,239,000		66,239,000
Construction of MSU-Sulu College of Law Building		12,500,000	12,500,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		12,500,000	12,500,000

Mindanao State University - Sulu	12,500,000		12,500,000
Renovation and Improvement of the University (Dimaporo) Gymnasium, MSU - Main Campus Marawi		23,626,000	23,626,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		23,626,000	23,626,000

Mindanao State University - Marawi	23,626,000		23,626,000
Tulong Dunong Program	5,000,000		5,000,000

Region X - Northern Mindanao	1,000,000		1,000,000

Mindanao State University - Naawan	1,000,000		1,000,000
Region XII - SOCCSKSARGEN	1,000,000		1,000,000

Mindanao State University - General Santos	1,000,000		1,000,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	3,000,000		3,000,000

Mindanao State University - Maguindanao	1,000,000		1,000,000
Mindanao State University - Marawi	1,000,000		1,000,000
Mindanao State University - Sulu	1,000,000		1,000,000
Repair, Renovation and Construction of Fire Exit Stairs at PHWC Building, MSU - Marawi		3,500,000	3,500,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		3,500,000	3,500,000

Mindanao State University - Marawi	3,500,000		3,500,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	799
STATE UNIVERSITIES AND COLLEGES

Expansion of Campus ICT Systems and Solutions						1,000,000,000		1,000,000,000

Region XII - SOCCSKSARGEN						1,000,000,000		1,000,000,000

Mindanao State University - General Santos						1,000,000,000		1,000,000,000
eUniversity ICT Augmentation for Sustainable Digital Learning						1,000,000,000		1,000,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)						1,000,000,000		1,000,000,000

Mindanao State University - Maguindanao						1,000,000,000		1,000,000,000

Sub-total, Locally-Funded Project(s)				419,151,000		2,263,104,000		2,682,255,000

Total, Project(s)				419,151,000		2,263,104,000		2,682,255,000

TOTAL NEW APPROPRIATIONS	₱	3,744,070,000	₱	958,276,000	₱	2,288,104,000	₱	6,990,450,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,513,516

Total Permanent Positions	2,513,516

Other Compensation Common to All
Personnel Economic Relief Allowance	113,160
Representation Allowance	5,700
Transportation Allowance	5,628
Clothing and Uniform Allowance	33,005
Honoraria	4,410
Mid-Year Bonus - Civilian	209,460
Year End Bonus	209,460
Cash Gift	23,575
Productivity Enhancement Incentive	23,575
Step Increment	6,282

Total Other Compensation Common to All	634,255

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,466
Lump-sum for Filling of Positions - Civilian	338,389
Lump-sum for NBC 308	25,238

Total Other Compensation for Specific Groups	367,093

800	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
PAG-IBIG Contributions	11,314
PhilHealth Contributions	57,852
Employees Compensation Insurance Premiums	5,656
Loyalty Award - Civilian	2,920
Terminal Leave	109,130

Total Other Benefits	186,872

Non-Permanent Positions	42,334

Total Personnel Services	3,744,070

Maintenance and Other Operating Expenses
Travelling Expenses	45,363
Training and Scholarship Expenses	32,876
Supplies and Materials Expenses	71,904
Utility Expenses	83,096
Communication Expenses	17,166
Awards/Rewards and Prizes	21,187
Survey, Research, Exploration and Development Expenses	19,875
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	801
Professional Services	11,518
General Services	28,948
Repairs and Maintenance	176,181
Financial Assistance/Subsidy	314,496
Taxes, Insurance Premiums and Other Fees	12,982
Labor and Wages	145
Other Maintenance and Operating Expenses
Advertising Expenses	431
Printing and Publication Expenses	4,356
Representation Expenses	2,941
Transportation and Delivery Expenses	624
Rent/Lease Expenses	2,082
Membership Dues and Contributions to Organizations	373
Other Maintenance and Operating Expenses	110,931

Total Maintenance and Other Operating Expenses	958,276

Total Current Operating Expenditures	4,702,346

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	273,104
Machinery and Equipment Outlay	2,010,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	2,288,104

TOTAL NEW APPROPRIATIONS	6,990,450

DECEMBER 30, 2024	OFFICIAL GAZETTE	801
STATE UNIVERSITIES AND COLLEGES

R.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,717,251,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	90,679,000	₱	30,634,000	₱		₱	121,313,000
Support to Operations		35,500,000		2,792,000				38,292,000
Operations		446,792,000		56,597,000		37,500,000		540,889,000

HIGHER EDUCATION PROGRAM		413,786,000		48,752,000		37,500,000		500,038,000
ADVANCED EDUCATION PROGRAM		15,409,000		2,186,000				17,595,000
RESEARCH PROGRAM		11,698,000		3,989,000				15,687,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,899,000		1,670,000				7,569,000

Total, Regular Programs		572,971,000		90,023,000		37,500,000		700,494,000

B. PROJECT(S)
Locally-Funded Project(s)				16,757,000		1,000,000,000		1,016,757,000

Total, Project(s)				16,757,000		1,000,000,000		1,016,757,000

TOTAL NEW APPROPRIATIONS	₱	572,971,000	₱	106,780,000	₱	1,037,500,000	₱	1,717,251,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	63,018,000	₱	30,634,000	₱	₱	93,652,000
Administration of Personnel Benefits		27,661,000					27,661,000

Sub-total, General Administration and Support		90,679,000		30,634,000			121,313,000

802	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Auxiliary Services		35,500,000		2,792,000				38,292,000

Sub-total, Support to Operations		35,500,000		2,792,000				38,292,000

Operations
HIGHER EDUCATION PROGRAM		413,786,000		48,752,000		37,500,000		500,038,000

Provision of Higher Education Services		413,786,000		48,752,000		37,500,000		500,038,000
ADVANCED EDUCATION PROGRAM		15,409,000		2,186,000				17,595,000

Provision of Advanced Education Services		15,409,000		2,186,000				17,595,000
RESEARCH PROGRAM		11,698,000		3,989,000				15,687,000

Conduct of Research Services		11,698,000		3,989,000				15,687,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,899,000		1,670,000				7,569,000

Provision of Extension Services		5,899,000		1,670,000				7,569,000

Sub-total, Operations		446,792,000		56,597,000		37,500,000		540,889,000

Total, Regular Programs		572,971,000		90,023,000		37,500,000		700,494,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				16,757,000				16,757,000
eUniversity ICT Augmentation for Sustainable Digital Learning						1,000,000,000		1,000,000,000

Sub-total, Locally-Funded Project(s)				16,757,000		1,000,000,000		1,016,757,000

Total, Project(s)				16,757,000		1,000,000,000		1,016,757,000

TOTAL NEW APPROPRIATIONS	₱	572,971,000	₱	106,780,000	₱	1,037,500,000	₱	1,717,251,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	404,585

Total Permanent Positions	404,585

DECEMBER 30, 2024	OFFICIAL GAZETTE	803
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	21,144
Representation Allowance	960
Transportation Allowance	960
Clothing and Uniform Allowance	6,167
Honoraria	1,511
Mid-Year Bonus - Civilian	33,716
Year End Bonus	33,716
Cash Gift	4,405
Productivity Enhancement Incentive	4,405
Step Increment	1,012

Total Other Compensation Common to All	107,996

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	155
Lump-sum for NBC 308	8,161

Total Other Compensation for Specific Groups	8,316

Other Benefits
PAG-IBIG Contributions	2,114
PhilHealth Contributions	9,461
Employees Compensation Insurance Premiums	1,056
Loyalty Award - Civilian	1,500
Terminal Leave	27,661

Total Other Benefits	41,792

Non-Permanent Positions	10,282

Total Personnel Services	572,971

Maintenance and Other Operating Expenses
Travelling Expenses	6,400
Training and Scholarship Expenses	18,580
Supplies and Materials Expenses	15,873
Utility Expenses	21,141
Communication Expenses	4,848
Survey, Research, Exploration and Development Expenses	1,270
Professional Services	940
General Services	2,302
Repairs and Maintenance	8,190
Financial Assistance/Subsidy	16,757
Other Maintenance and Operating Expenses
Advertising Expenses	400
Printing and Publication Expenses	1,005
Representation Expenses	600
Other Maintenance and Operating Expenses	8,474

Total Maintenance and Other Operating Expenses	106,780

Total Current Operating Expenditures	679,751

804	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	37,500
Machinery and Equipment Outlay	1,000,000

Total Capital Outlays	1,037,500

TOTAL NEW APPROPRIATIONS	1,717,251

R.5. SULU STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	362,787,000

New Appropriations. by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	64,244,000	₱	24,416,000	₱		₱	88,660,000
Operations		109,955,000		13,960,000		5,000,000		128,915,000

HIGHER EDUCATION PROGRAM		109,955,000		12,178,000		5,000,000		127,133,000
RESEARCH PROGRAM				891,000				891,000
TECHNICAL ADVISORY EXTENSION PROGRAM				891,000				891,000

Total, Regular Programs		174,199,000		38,376,000		5,000,000		217,575,000

B. PROJECT(S)
Locally-Funded Project(s)				120,212,000		25,000,000		145,212,000

Total, Project(s)				120,212,000		25,000,000		145,212,000

TOTAL NEW APPROPRIATIONS	₱	174.199,000	₱	158,588,000	₱	30,000,000	₱	362,787,000

New Appropriations by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,425,000	₱	24,416,000	₱	₱	73,841,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	805
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		14,819,000						14,819,000

Sub-total, General Administration and Support		64,244,000		24,416,000				88,660,000

Operations
HIGHER EDUCATION PROGRAM		109,955,000		12,178,000		5,000,000		127,133,000

Provision of Higher Education Services		109,955,000		12,178,000		5,000,000		127,133,000
RESEARCH PROGRAM				891,000				891,000

Conduct of Research Services				891,000				891,000
TECHNICAL ADVISORY EXTENSION PROGRAM				891,000				891,000

Provision of Extension Services				891,000				891,000

Sub-total, Operations		109,955,000		13,960,000		5,000,000		128,915,000

Total, Regular Programs		174,199,000		38,376,000		5,000,000		217,575,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				119,212,000				119,212,000
Construction of 4-Storey Academic Building						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				120,212,000		25,000,000		145,212,000

Total, Project(s)				120,212,000		25,000,000		145,212,000

TOTAL NEW APPROPRIATIONS	₱	174,199,000	₱	158,588,000	₱	30,000,000	₱	362,787,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	119,513

Total Permanent Positions	119,513

Other Compensation Common to All
Personnel Economic Relief Allowance	5,856

806	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,708
Honoraria	553
Mid-Year Bonus - Civilian	9,959
Year End Bonus	9,959
Cash Gift	1,220
Productivity Enhancement Incentive	1,220
Step Increment	299

Total Other Compensation Common to All	31,146

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	20
Lump-sum for Filling of Positions - Civilian	13,151

Total Other Compensation for Specific Groups	13,171

Other Benefits
PAG-IBIG Contributions	586
PhilHealth Contributions	2,882
Employees Compensation Insurance Premiums	292
Loyalty Award - Civilian	10
Terminal Leave	1,668

Total Other Benefits	5,438

Non-Permanent Positions	4,931

Total Personnel Services	174,199

Maintenance and Other Operating Expenses
Travelling Expenses	4,384
Training and Scholarship Expenses	867
Supplies and Materials Expenses	16,440
Utility Expenses	4,242
Communication Expenses	2,800
Survey, Research, Exploration and Development Expenses	1,540
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	480
General Services	2,420
Repairs and Maintenance	4,000
Financial Assistance/Subsidy	120,212
Other Maintenance and Operating Expenses
Printing and Publication Expenses	300
Representation Expenses	200
Membership Dues and Contributions to Organizations	230
Subscription Expenses	353

Total Maintenance and Other Operating Expenses	158,588

Total Current Operating Expenditures	332,787

DECEMBER 30, 2024	OFFICIAL GAZETTE	807
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	362,787

R.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	230,498,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	56,643,000	₱	10,783,000	₱		₱	67,426,000
Operations		80,833,000		2,513,000		5,000,000		88,346,000

HIGHER EDUCATION PROGRAM		80,833,000		2,513,000		5,000,000		88,346,000

Total, Regular Programs		137,476,000		13,296,000		5,000,000		155,772,000

B. PROJECT(S)
Locally-Funded Project(s)				49,726,000		25,000,000		74,726,000

Total, Project(s)				49,726,000		25,000,000		74,726,000

TOTAL NEW APPROPRIATIONS	₱	137,476,000	₱	63,022,000	₱	30,000,000	₱	230,498,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,429,000	₱	10,783,000	₱	₱	59,212,000

808	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Administration of Personnel Benefits		8,214,000						8,214,000

Sub-total, General Administration and Support		56,643,000		10,783,000				67,426,000

Operations
HIGHER EDUCATION PROGRAM		80,833,000		2,513,000		5,000,000		88,346,000

Provision of Higher Education Services		80,833,000		2,513,000		5,000,000		88,346,000

Sub-total, Operations		80,833,000		2,513,000		5,000,000		88,346,000

Total, Regular Programs		137,476,000		13,296,000		5,000,000		155,772,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				48,726,000				48,726,000
Construction of Two-Storey Academic Building						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				49,726,000		25,000,000		74,726,000

Total, Project(s)				49,726,000		25,000,000		74,726,000

TOTAL NEW APPROPRIATIONS	₱	137,476,000	₱	63,022,000	₱	30,000,000	₱	230,498,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	95,139

Total Permanent Positions	95,139

Other Compensation Common to All
Personnel Economic Relief Allowance	5,712
Representation Allowance	186
Transportation Allowance	186
Clothing and Uniform Allowance	1,666
Honoraria	1,888
Mid-Year Bonus - Civilian	7,928

DECEMBER 30, 2024	OFFICIAL GAZETTE	809
STATE UNIVERSITIES AND COLLEGES

Year End Bonus	7,928
Cash Gift	1,190
Productivity Enhancement Incentive	1,190
Step Increment	238

Total Other Compensation Common to All	28,112

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for Filling of Positions - Civilian	8,214

Total Other Compensation for Specific Groups	8,227

Other Benefits
PAG-IBIG Contributions	571
PhilHealth Contributions	2,358
Employees Compensation Insurance Premiums	286
Loyalty Award - Civilian	240

Total Other Benefits	3,455

Non-Permanent Positions	2,543

Total Personnel Services	137,476

Maintenance and Other Operating Expenses
Travelling Expenses	1,867
Training and Scholarship Expenses	1,198
Supplies and Materials Expenses	3,158
Utility Expenses	2,248
Communication Expenses	860
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	503
Repairs and Maintenance	1,337
Financial Assistance/Subsidy	49,726
Taxes, Insurance Premiums and Other Fees	55
Other Maintenance and Operating Expenses
Rent/Lease Expenses	319
Other Maintenance and Operating Expenses	1,641

Total Maintenance and Other Operating Expenses	63,022

Total Current Operating Expenditures	200,498

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	230,498

810	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s) Applicable to the State Universities and Colleges

1. Tuition Fees and School Charges. The SUCs are authorized to collect tuition fees and other necessary school charges in accordance with R.A. No. 8292 without prejudice to the provisions of R.A. No. 10931.

All income from tuition fees and other school charges shall be retained and deposited by SUCs in an authorized government depository bank. In case there are no government banks in the locality, such income may be deposited in non-government banks, subject to BSP Circular No. 110 dated June 14, 1996.

Said income, including the amounts appropriated herein, shall be used primarily for programs and projects that directly support the core mandate of SUCs and creation of additional positions as well as payments of magna carta benefits of public health workers subject to guidelines issued jointly by the DBM, CHED, and COA. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

Disbursement or expenditures by the SUCs in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The SUCs shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Presidents of SUCs and their web administrators or their equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the SUCs’ websites.

2. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of hospitals or medical centers under SUCs shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances, and other benefits.

Disbursements or expenditures by the hospitals in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The SUCs shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Presidents of the SUCs and their web administrators or their equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the SUCs’ websites.

3. Free Higher Education for State Universities and Colleges. The amount appropriated herein for Free Higher Education (FHE) shall be used to cover the cost of the tuition and other school fees for FY 2025, for all Filipino students enrolled in SUCs, pursuant to R.A. No. 10931 and its IRR: Provided, That it shall be used to cover the education benefits provided under R.A. No. 11861 (Expanded Solo Parents Welfare Act).

The SUCs and CHED shall ensure that the enrollment capacity is strictly observed in the implementation of this program pursuant to R.A. No. 10931 and its IRR. The amount appropriated herein shall not be used to cover any increase in tuition and other school fees notwithstanding the lapse of the moratorium thereon.

In case the appropriation is depleted, the SUCs may charge the funding requirements against their internally generated funds, subject to accounting and auditing rules and regulations.

Release of funds shall be subject to the submission of: (i) the program of receipts and expenditures duly approved by the respective governing board of SUCs pursuant to R.A. No. 8292; (ii) the list of the actual number of enrollees and fees authorized under R.A. No. 10931 certified correct by the chief accountant and approved by the head of the SUC; and (iii) Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

4. Income from Intellectual Property. Income derived from the sale, marketing, and commercialization of intellectual property created by the faculty and personnel of SUCs shall accrue to the SUCs in accordance with Sections 30 and 178 of R.A. No. 8293.

5. State Universities and Colleges Programs and Course Offerings. The SUCs shall maintain only programs and courses that directly support their core mandate and may open only programs and courses aligned with global innovation platforms of Science, Technology, Engineering, Agri-fisheries, and Mathematics as well as the priorities of the government in key growth areas, such as semiconductor and electronics, business process outsourcing, tourism, general infrastructure, and other priority manufacturing industries, subject to the approval of their governing boards and the CHED in accordance with R.A. No. 8292 and guidelines issued by CHED. The funding requirements shall be charged against internally generated income, subject to the guidelines issued jointly by the DBM and CHED. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

6. Program of Receipts and Expenditures. The SUCs shall submit to the DBM and CHED not later than November 15 of the preceding year a copy of their Program of Receipts and Expenditures (PREs) for the current year as approved by their respective governing boards pursuant to R.A. No. 8292. They shall likewise submit to the DBM not later than March 1 of the current year their respective audited financial statements for the immediately preceding year.

The PREs shall include: (i) a statement of receipts and expenditures consistent with the COA Chart of Accounts; (ii) all receipts from internally generated income and the proposed appropriations under the FY 2025 National Expenditure Program; and (iii) proposed expenditures.

7. Research and Development Projects. The funds intended for new research and development projects undertaken by SUCs shall be used for research and development projects that are consistent with, and directly related to, the priority programs of the government under the Philippine Development Plan. This may include the promotion and enhancement of protected areas through sustainable management and ecotourism development, mapping and inventory of the biodiversity of the province, and accelerating climate change adaptation and mitigation.

For this purpose, the SUCs shall coordinate with other government agencies concerned that are relevant to the research and development projects being undertaken: Provided , That the SUCs, in coordination with the LGUs and with the technical assistance of the DENR, may consider in their research program the mapping and inventory of the biodiversity of the province.

DECEMBER 30, 2024	OFFICIAL GAZETTE	811
STATE UNIVERSITIES AND COLLEGES

The Presidents of the SUCs and the SUCs’ web administrator or their equivalent shall be responsible for ensuring that the annual report on the utilization of funds, including the list of recipient public or private entities, status of research being undertaken, and the amount released and utilized for each project are posted on the SUCs’ websites.

8. Creation, Conversion or Reclassification of Positions. The SUCs may be allowed to create, convert, or reclassify positions as long as there is an authorized allocation for the purpose as appearing in their respective PREs or through scrap and build policy. The SUCs shall likewise observe the following in the creation, conversion, or reclassification of positions: (i) the number of positions to be created shall be the same or less than the number of positions abolished except with respect to teaching positions; (ii) the staffing modifications which will increase the number of lower level teaching positions may be allowed to augment inadequate teaching personnel; and (iii) there shall be no increase in the total amount of Personnel Services of the SUC.

9. Laboratory Classes of State Universities and Colleges. The SUCs are allowed to maintain laboratory classes for their teaching education program in accordance with the policy of the CHED. The SUCs operating laboratory classes shall maintain one (1) teacher for every twenty five (25) students in each laboratory class but not exceeding seven hundred fifty (750) students per SUC.

Secondary school teaching positions in excess of the required number of teachers for laboratory classes shall be transferred to the DepEd. Pending actual transfer, the funding requirements for said positions shall continually be paid by the host SUC.

10. Vocational and Practicum Training of Students. The SUCs are authorized to avail the voluntary services of their students in the construction or repair of buildings and the fabrication or repair of equipment subject to the payment of hourly rate as may be determined by the SUCs but not to exceed four (4) hours a day.

They may likewise utilize services of students for academic, research, extension, and administrative matters as part of practicum training subject to the payment of hourly rate as may be determined by the SUCs.

11. Release of Funds for Branches of State Universities and Colleges. The SUCs shall release the allocations identified in the PREs directly to their branches without any reduction by the main campus.

12. Employment of Qualified Contractual and Part-time Faculty. In the hiring of new faculty, whether to fill unfilled or newly created positions, priority shall be given to qualified contractual or part-time faculty.

13. Inclusion of Environment, Climate Change Adaptation and Mitigation, and Culture in the Curriculum. The SUCs, in coordination with the CCC, shall ensure that the following are integrated in the school curriculum to be taught and promoted:

a. Laws on the protection of the environment, and climate change adaptation and mitigation;

b. Environmental awareness and protection;

c. The National Service Training Program;

d. Indigenous knowledge systems pertaining to agriculture, environment, and cultural heritage, both tangible and intangible; and

e. Climate and Disaster Risk Assessment.

14. Technical Support to Local Government Units. The SUCs, in coordination with the CCC and the DILG, shall support LGUs in the preparation and enhancement of Local Climate Change Action Plans and Comprehensive Land Use and Development Plans, including the conduct of the Climate and Disaster Risk Assessment, and cascading of relevant climate-related capacities and technologies.

15. Reporting and Posting Requirements. The SUCs shall submit quarterly reports on their financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) SUCs’ websites.

The SUCs shall send written notice when said reports have been submitted or posted on their websites to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

812	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

16. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

GENERAL SUMMARY

STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. UNIVERSITY OF THE PHILIPPINES SYSTEM (THE NATIONAL UNIVERSITY)
A.1. University of the Philippines System	₱	15,487,030,000	₱	6,777,189,000	₱	431,529,000	₱	22,695,748,000
A.2. Philippine Energy Research and Policy Institute		21,965,000		33,000,000		12,500,000		67,465,000

Sub-Total, University of the Philippines System		15,508,995,000		6,810,189,000		444,029,000		22,763,213,000

B. NATIONAL CAPITAL REGION (NCR)
B.1. Eulogio “Amang” Rodriguez Institute of Science and Technology		262,069,000		194,363,000		5,000,000		461,432,000
B.2. Marikina Polytechnic College		149,827,000		101,365,000		5,000,000		256,192,000
B.3. Philippine Normal University		697,563,000		293,583,000		238,050,000		1,229,196,000
B.4. Philippine State College of Aeronautics		178,098,000		265,413,000		48,000,000		491,511,000
B.5. Polytechnic University of the Philippines		1,431,271,000		1,531,192,000		463,341,000		3,425,804,000
B.6. Rizal Technological University		434,939,000		451,455,000		22,500,000		908,894,000
B.7. Technological University of the Philippines		796,657,000		584,485,000		25,000,000		1,406,142,000

Sub-Total, NATIONAL CAPITAL REGION (NCR)		3,950,424,000		3,421,856,000		806,891,000		8,179,171,000

C. REGION I - ILOCOS
C.1. Don Mariano Marcos Memorial State University		1,046,620,000		352,530,000		90,000,000		1,489,150,000
C.2. Ilocos Sur Polytechnic State College		353,048,000		164,867,000		40,000,000		557,915,000
C.3. Mariano Marcos State University		740,098,000		241,645,000		70,000,000		1,051,743,000
C.4. Pangasinan State University		815,594,000		545,061,000		97,650,000		1,458,305,000
C.5. University of Northern Philippines		545,190,000		181,387,000		46,000,000		772,577,000

Sub-Total, REGION I - ILOCOS		3,500,550,000		1,485,490,000		343,650,000		5,329,690,000

D. CORDILLERA ADMINISTRATIVE REGION (CAR)
D.1. Abra State Institute of Sciences and Technology		215,531,000		99,725,000		385,000,000		700,256,000
D.2. Apayao State College		137,763,000		124,631,000		144,000,000		406,394,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	813
STATE UNIVERSITIES AND COLLEGES

D.3. Benguet State University	664,999,000	228,013,000	52,950,000	945,962,000
D.4. Ifugao State University	336,614,000	218,597,000	62,400,000	617,611,000
D.5. Kalinga State University	304,604,000	115,706,000	140,559,000	560,869,000
D.6. Mountain Province State University (Mountain Province State Polytechnic College)	249,671,000	205,586,000	1,002,000,000	1,457,257,000

Sub-Total, CORDILLERA ADMINISTRATIVE REGION (CAR)	1,909,182,000	992,258,000	1,786,909,000	4,688,349,000

E. REGION II - CAGAYAN VALLEY
E.1. Batanes State College	41,526,000	25,834,000	37,515,000	104,875,000
E.2. Cagayan State University	884,098,000	385,404,000	51,436,000	1,320,938,000
E.3. Isabela State University	1,044,182,000	409,639,000	54,500,000	1,508,321,000
E.4. Nueva Vizcaya State University	526,124,000	158,819,000	45,000,000	729,943,000
E.5. Quirino State University	219,470,000	128,352,000	65,000,000	412,822,000

Sub-Total, REGION II - CAGAYAN VALLEY	2,715,400,000	1,108,048,000	253,451,000	4,076,899,000

F. REGION III - CENTRAL LUZON
F.1. Aurora State College of Technology	137,045,000	118,888,000	28,387,000	284,320,000
F.2. Bataan Peninsula State University	475,321,000	361,658,000	103,164,000	940,143,000
F.3. Bulacan Agricultural State College	152,619,000	116,653,000	1,042,500,000	1,311,772,000
F.4. Bulacan State University	776,572,000	776,224,000	165,900,000	1,718,696,000
F.5. Central Luzon State University	742,563,000	364,796,000	152,471,000	1,259,830,000
F.6. Don Honorio Ventura State University	379,574,000	705,027,000	37,314,000	1,121,915,000
F.7. Nueva Ecija University of Science and Technology	631,957,000	433,611,000	47,500,000	1,113,068,000
F.8. Pampanga State Agricultural University	316,447,000	134,147,000	50,200,000	500,794,000
F.9. Philippine Merchant Marine Academy	132,924,000	171,462,000	134,500,000	438,886,000
F.10. President Ramon Magsaysay State University	356,247,000	215,770,000	64,000,000	636,017,000
F.11. Tarlac Agricultural University	262,132,000	149,908,000	39,000,000	451,040,000
F.12. Tarlac State University	420,179,000	432,486,000	61,921,000	914,586,000

Sub-Total, REGION III - CENTRAL LUZON	4,783,580,000	3,980,630,000	1,926,857,000	10,691,067,000

814	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

G. REGION IVA - CALABARZON
G.1. Batangas State University	627,339,000	1,227,276,000	99,000,000	1,953,615,000
G.2. Cavite State University	652,585,000	1,127,389,000	398,616,000	2,178,590,000
G.3. Laguna State Polytechnic University	504,430,000	347,252,000	122,000,000	973,682,000
G.4. Southern Luzon State University	351,383,000	258,257,000	45,000,000	654,640,000
G.5. University of Rizal System	612,415,000	224,958,000	36,500,000	873,873,000

Sub-Total, REGION IVA - CALABARZON	2,748,152,000	3,185,132,000	701,116,000	6,634,400,000

H. REGION IVB - MIMAROPA
H.1. Marinduque State University	213,154,000	114,888,000	42,400,000	370,442,000
H.2. Mindoro State University	219,418,000	201,505,000	32,671,000	453,594,000
H.3. Occidental Mindoro State College	273,009,000	314,940,000	34,900,000	622,849,000
H.4. Palawan State University	469,598,000	453,515,000	47,193,000	970,306,000
H.5. Romblon State University	311,050,000	169,587,000	35,175,000	515,812,000
H.6. Western Philippines University	261,209,000	207,626,000	74,600,000	543,435,000

Sub-Total, REGION IVB - MIMAROPA	1,747,438,000	1,462,061,000	266,939,000	3,476,438,000

Sub-Total, REGION IV	4,495,590,000	4,647,193,000	968,055,000	10,110,838,000

I. REGION V - BICOL
I.1. Bicol State College of Applied Sciences and Technology	147,242,000	96,243,000	22,500,000	265,985,000
I.2. Bicol University	958,444,000	416,582,000	44,000,000	1,419,026,000
I.3. Camarines Norte State College	263,296,000	165,990,000	152,200,000	581,486,000
I.4. Camarines Sur Polytechnic Colleges	218,803,000	292,696,000	59,530,000	571,029,000
I.5. Catanduanes State University	415,372,000	168,095,000	127,700,000	711,167,000
I.6. Central Bicol State University of Agriculture	441,855,000	488,716,000	264,900,000	1,195,471,000
I.7. Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	141,376,000	119,221,000	35,000,000	295,597,000
I.8. Partido State University	304,821,000	145,019,000	27,500,000	477,340,000
I.9. Sorsogon State University	296,520,000	222,687,000	61,200,000	580,407,000

Sub-Total, REGION V - BICOL	3,187,729,000	2,115,249,000	794,530,000	6,097,508,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	815
STATE UNIVERSITIES AND COLLEGES

J. REGION VI - WESTERN VISAYAS
J.I. Aklan State University	404,937,000	178,329,000	37,000,000	620,266,000
J.2. Capiz State University	706,086,000	335,671,000	70,000,000	1,111,757,000
J.3. Carlos Hilado Memorial State University	344,879,000	267,758,000	27,500,000	640,137,000
J.4. Central Philippines State University	209,512,000	304,840,000	35,000,000	549,352,000
J.5. Guimaras State University	129,622,000	154,872,000	65,432,000	349,926,000
J.6. Iloilo Science and Technology University	549,293,000	426,526,000	57,499,000	1,033,318,000
J.7. Iloilo State University of Fisheries Science and Technology	322,224,000	171,311,000	57,500,000	551,035,000
J.8. Northern Iloilo State University	380,999,000	263,207,000	36,500,000	680,706,000
J.9. State University of Northern Negros	153,051,000	125,505,000	235,400,000	513,956,000
J.10. University of Antique	328,342,000	365,021,000	61,475,000	754,838,000
J.11. West Visayas State University	1,494,281,000	504,667,000	112,500,000	2,111,448,000

Sub-Total, REGION VI - WESTERN VISAYAS	5,023,226,000	3,097,707,000	795,806,000	8,916,739,000

K. REGION VII - CENTRAL VISAYAS
K.1. Bohol Island State University	477,299,000	327,425,000	27,500,000	832,224,000
K.2. Cebu Normal University	379,065,000	121,980,000	37,500,000	538,545,000
K.3. Cebu Technological University	931,713,000	1,485,003,000	91,822,000	2,508,538,000
K.4. Negros Oriental State University	532,797,000	437,092,000	65,000,000	1,034,889,000
K.5. Siquijor State College	87,814,000	53,153,000	40,015,000	180,982,000

Sub-Total, REGION VII - CENTRAL VISAYAS	2,408,688,000	2,424,653,000	261,837,000	5,095,178,000

L. REGION VIII - EASTERN VISAYAS
L.1. Biliran Province State University	269,745,000	188,473,000	85,000,000	543,218,000
L.2. Eastern Samar State University	489,719,000	216,905,000	244,100,000	950,724,000
L.3. Eastern Visayas State University	508,815,000	305,948,000	27,500,000	842,263,000
L.4. Leyte Normal University	241,427,000	177,111,000	27,500,000	446,038,000
L.5. Northwest Samar State University	194,869,000	159,683,000	106,400,000	460,952,000
L.6. Palompon Polytechnic State University (Palompon Institute of Technology)	199,556,000	89,237,000	35,000,000	323,793,000

816	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

L.7. Samar State University	290,970,000	192,761,000	173,000,000	656,731,000
L.8. Southern Leyte State University	416,126,000	209,560,000	29,500,000	655,186,000
L.9. University of Eastern Philippines	552,042,000	222,177,000	69,692,000	843,911,000
L.10. Visayas State University	720,544,000	389,389,000	68,370,000	1,178,303,000

Sub-Total, REGION VIII - EASTERN VISAYAS	3,883,813,000	2,151,244,000	866,062,000	6,901,119,000

M. REGION IX - ZAMBOANGA PENINSULA
M.1. Basilan State College	120,176,000	113,608,000	115,000,000	348,784,000
M.2. J. H. Cerilles State College	237,242,000	144,416,000	40,300,000	421,958,000
M.3. Jose Rizal Memorial State University	443,654,000	321,124,000	990,000,000	1,754,778,000
M.4. Western Mindanao State University	759,734,000	220,398,000	1,100,000,000	2,080,132,000
M.5. Zamboanga Peninsula Polytechnic State University	211,508,000	184,334,000	101,000,000	496,842,000
M.6. Zamboanga State College of Marine Sciences and Technology	191,886,000	57,711,000	37,500,000	287,097,000

Sub-Total, REGION IX - ZAMBOANGA PENINSULA	1,964,200,000	1,041,591,000	2,383,800,000	5,389,591,000

N. REGION X - NORTHERN MINDANAO
N.1. Bukidnon State University	451,677,000	431,007,000	33,000,000	915,684,000
N.2. Camiguin Polytechnic State College	87,628,000	39,075,000	25,000,000	151,703,000
N.3. Central Mindanao University	595,384,000	322,503,000	62,200,000	980,087,000
N.4. MSU-Iligan Institute of Technology	913,718,000	418,770,000	70,000,000	1,402,488,000
N.5. Northern Bukidnon State College	54,834,000	119,550,000	17,500,000	191,884,000
N.6. Northwestern Mindanao State College of Science and Technology	140,074,000	162,454,000	170,000,000	472,528,000
N.7. University of Science and Technology of Southern Philippines - Cagayan de Oro Campus	551,548,000	509,171,000	32,500,000	1,093,219,000
N.8. University of Science and Technology of Southern Philippines - Claveria Campus	150,180,000	125,123,000	80,000,000	355,303,000

Sub-Total, REGION X - NORTHERN MINDANAO	2,945,043,000	2,127,653,000	490,200,000	5,562,896,000

O. REGION XI - DAVAO
O.1. Davao de Oro State College	274,330,000	125,040,000	82,121,000	481,491,000
O.2. Davao del Norte State College	137,893,000	120,857,000	40,000,000	298,750,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	817
STATE UNIVERSITIES AND COLLEGES

O.3. Davao del Sur State College		124,725,000		105,096,000		30,000,000		259,821,000
O.4. Davao Oriental State University		319,513,000		193,341,000		154,737,000		667,591,000
O.5. Southern Philippines Agri-Business and Marine and Aquatic School of Technology		111,320,000		69,202,000		108,899,000		289,421,000
O.6. University of Southeastern Philippines		542,671,000		227,764,000		458,000,000		1,228,435,000

Sub-Total, REGION XI - DAVAO		1,510,452,000		841,300,000		873,757,000		3,225,509,000

P. REGION XII - SOCCSKSARGEN
P.1. Cotabato Foundation College of Science and Technology		188,067,000		132,000,000		22,500,000		342,567,000
P.2. South Cotabato State College		47,859,000		31,914,000		105,000,000		184,773,000
P.3. Sultan Kudarat State University		350,461,000		223,086,000		22,500,000		596,047,000
P.4. University of Southern Mindanao		639,479,000		315,237,000		80,000,000		1,034,716,000

Sub-Total, REGION XII - SOCCSKSARGEN		1,225,866,000		702,237,000		230,000,000		2,158,103,000

Q. REGION XIII - CARAGA
Q.1. Agusan del Sur State College of Agriculture and Technology		157,982,000		188,462,000		202,508,000		548,952,000
Q.2. Caraga State University		384,871,000		362,301,000		435,000,000		1,182,172,000
Q.3. North Eastern Mindanao State University		447,484,000		449,713,000		55,000,000		952,197,000
Q.4. Surigao Del Norte State University		327,517,000		208,854,000		39,836,000		576,207,000

Sub-Total, REGION XIII - CARAGA		1,317,854,000		1,209,330,000		732,344,000		3,259,528,000

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)
R.1. Adiong Memorial State College		43,249,000		47,997,000		17,500,000		108,746,000
R.2. Cotabato State University		166,801,000		113,890,000		22,500,000		303,191,000
R.3. Mindanao State University		3,744,070,000		958,276,000		2,288,104,000		6,990,450,000
R.4. MSU-Tawi-Tawi College of Technology and Oceanography		572,971,000		106,780,000		1,037,500,000		1,717,251,000
R.5. Sulu State College		174,199,000		158,588,000		30,000,000		362,787,000
R.6. Tawi-Tawi Regional Agricultural College		137,476,000		63,022,000		30,000,000		230,498,000

Sub-Total, BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)		4,838,766,000		1,448,553,000		3,425,604,000		9,712,923,000

TOTAL NEW APPROPRIATIONS, STATE UNIVERSITIES AND COLLEGES	₱	65,169,358,000	₱	39,605,181,000	₱	17,383,782,000	₱	122,158,321,000

818	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	2,127,058,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	220,877,000	₱	299,962,000	₱	146,153,000	₱	666,992,000
Support to Operations		157,702,000		370,100,000		128,011,000		655,813,000
Operations		320,561,000		425,592,000		58,100,000		804,253,000

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM		36,300,000		91,831,000		32,610,000		160,741,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM		35,261,000		33,986,000		13,965,000		83,212,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM		83,839,000		67,301,000		4,525,000		155,665,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM		62,449,000		66,808,000		6,160,000		135,417,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM		54,492,000		72,723,000				127,215,000
ENERGY EFFICIENCY AND CONSERVATION PROGRAM		38,072,000		59,912,000		840,000		98,824,000
ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM		10,148,000		8,718,000				18,866,000
ELECTRIC VEHICLE INDUSTRY DEVELOPMENT PROGRAM				24,313,000				24,313,000

TOTAL NEW APPROPRIATIONS	₱	699,140,000	₱	1,095,654,000	₱	332,264,000	₱	2,127,058,000

Special Provision(s)

1. Proceeds from the Exploration, Development and Exploitation of Energy Resources. In addition to the amounts appropriated herein, Eight Hundred Ninety Six Million Fourteen Thousand Pesos (₱896,014,000) shall be used to finance energy resource development and exploitation programs and projects sourced from the fees and revenues collected from the exploration, development and exploitation of energy resources in accordance with Section 8 of P.D. No. 910 and Section 21 of R.A. No. 7638. The utilization of the proceeds from the exploration, development, and exploitation of energy resources for the Total Electrification Project shall be subject to the submission of a National Total Electrification Roadmap.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Energy Virtual One-Stop Shop. The amount of Forty Five Million Nine Hundred Seventy Six Thousand Pesos (₱45,976,000) appropriated herein under the General Management and Supervision shall be exclusively used for the implementation of R.A. No. 11234 (Energy Virtual One-Stop Shop Act).

3. Renewable Energy. The DOE shall strengthen the development, utilization and commercialization of renewable energy resources through the establishment of Renewable Energy Market, establishment of a Green Energy Option Program and encouraging the adoption of waste-to-energy facilities in accordance with R.A. No. 9513.

4. Reporting and Posting Requirements. The DOE shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOE’s website.

DECEMBER 30, 2024	OFFICIAL GAZETTE	819
DEPARTMENT OF ENERGY

The DOE shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	216,772,000	₱	299,962,000	₱	146,153,000	₱	662,887,000
Administration of Personnel Benefits		4,105,000						4,105,000

Sub-total, General Administration and Support		220,877,000		299,962,000		146,153,000		666,992,000

Support to Operations
Provision of Legal Advice, Legal Counselling and Legal Support to Service Contract Negotiations and Hearings; Serves as the Official Legislative Liaison to the Congress of the Philippines		32,491,000		7,252,000		1,780,000		41,523,000
Formulation of Policies, Plans and Programs Relative to Information and Communications Technology, Geo-Informatics and Data Information Management. Ensures Effective Deployment, Utilization and Maintenance of ICT		26,207,000		285,091,000		53,800,000		365,098,000
Provision and Conduct of Laboratory Services in Support of Exploration and Development of Indigenous Energy Resources, as well as, to Promote Energy Efficiency through Research and Calibration Testing		34,213,000		15,816,000		66,660,000		116,689,000
Extension and Enhancement of Energy Resource Exploration, Development and Utilization; and Energy Industry Management and Control Activities in the Areas of Luzon, Visayas and Mindanao		64,791,000		61,941,000		5,771,000		132,503,000

Sub-total, Support to Operations		157,702,000		370,100,000		128,011,000		655,813,000

Operations
NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM		36,300,000		91,831,000		32,610,000		160,741,000

Formulation, Updating and Monitoring of Short, Medium and Long Term National and Regional Energy Policies, Plans and Programs		36,300,000		91,831,000		32,610,000		160,741,000

820	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

CONVENTIONAL ENERGY DEVELOPMENT PROGRAM		35,261,000		33,986,000		13,965,000		83,212,000

Promotion of Exploration, Development and Production of Conventional Energy Resources		16,581,000		3,366,000				19,947,000
Supervision and Regulation of Exploration, Development and Production of Conventional Energy Resources and Technologies		18,680,000		30,620,000		13,965,000		63,265,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM		83,839,000		67,301,000		4,525,000		155,665,000

Promotion of Renewable Energy (RE) Resources		15,955,000		8,995,000				24,950,000
Supervision and Regulation of Exploration, Development and Utilization of RE Resources and Technologies		67,884,000		58,306,000		4,525,000		130,715,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM		62,449,000		66,808,000		6,160,000		135,417,000

Promotion of Plans and Programs to Ensure Sustainable Supply for the Downstream Oil and Natural Gas Industries		12,766,000		1,596,000				14,362,000
Supervision and Regulation of the Downstream Oil and Natural Gas Industries		49,683,000		65,212,000		6,160,000		121,055,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM		54,492,000		72,723,000				127,215,000

Management of the Restructured Electric Power Industry		54,492,000		72,723,000				127,215,000
ENERGY EFFICIENCY AND CONSERVATION PROGRAM		38,072,000		59,912,000		840,000		98,824,000

Supervision, Development and Implementation of Energy Efficiency and Conservation Programs (EECP) and Projects		31,218,000		17,342,000		840,000		49,400,000
Promotion of EECP Activities and Projects		3,978,000		10,365,000				14,343,000
Conduct of Energy Audit Services		2,876,000		32,205,000				35,081,000
ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM		10,148,000		8,718,000				18,866,000

Promotion of Research, Development, Demonstration and Utilization of Alternative Fuels and Technologies		10,148,000		8,718,000				18,866,000
ELECTRIC VEHICLE INDUSTRY DEVELOPMENT PROGRAM				24,313,000				24,313,000

Supervision/Regulation, Promotion, Research, Development, Demonstration and Utilization of Electric Vehicles (EVs), EV Charging Stations and Related Infrastructures				24,313,000				24,313,000

Sub-total, Operations		320,561,000		425,592,000		58,100,000		804,253,000

TOTAL NEW APPROPRIATIONS	₱	699,140,000	₱	1,095,654,000	₱	332,264,000	₱	2,127,058,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	821
DEPARTMENT OF ENERGY

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	517,753

Total Permanent Positions	517,753

Other Compensation Common to All
Personnel Economic Relief Allowance	21,840
Representation Allowance	6,366
Transportation Allowance	6,006
Clothing and Uniform Allowance	6,370
Honoraria	500
Mid-Year Bonus - Civilian	43,147
Year End Bonus	43,147
Cash Gift	4,550
Productivity Enhancement Incentive	4,550
Step Increment	1,297

Total Other Compensation Common to All	137,773

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	294
Magna Carta for Science & Technology Personnel	22,284

Total Other Compensation for Specific Groups	22,578

Other Benefits
PAG-IBIG Contributions	2,185
PhilHealth Contributions	12,475
Employees Compensation Insurance Premiums	1,092
Loyalty Award - Civilian	570
Terminal Leave	4,105

Total Other Benefits	20,427

Non-Permanent Positions	609

Total Personnel Services	699,140

Maintenance and Other Operating Expenses
Travelling Expenses	162,136
Training and Scholarship Expenses	20,977
Supplies and Materials Expenses	94,907
Utility Expenses	41,300
Communication Expenses	22,575
Awards/Rewards and Prizes	3,173

822	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Survey, Research, Exploration and Development Expenses	900
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,546
Professional Services	40,900
General Services	271,712
Repairs and Maintenance	31,527
Taxes, Insurance Premiums and Other Fees	12,092
Other Maintenance and Operating Expenses
Advertising Expenses	6,107
Printing and Publication Expenses	5,985
Representation Expenses	60,343
Transportation and Delivery Expenses	495
Rent/Lease Expenses	76,945
Membership Dues and Contributions to Organizations	128
Subscription Expenses	221,906
Donations	18,000

Total Maintenance and Other Operating Expenses	1,095,654

Total Current Operating Expenditures	1,794,794

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	231,924
Transportation Equipment Outlay	32,300
Furniture, Fixtures and Books Outlay	68,040

Total Capital Outlays	332,264

TOTAL NEW APPROPRIATIONS	2,127,058

DECEMBER 30, 2024	OFFICIAL GAZETTE	823
DEPARTMENT OF ENERGY

GENERAL SUMMARY

DEPARTMENT OF ENERGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	699,140,000	₱	1,095,654,000	₱	332,264,000	₱	2,127,058,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENERGY	₱	699,140,000	₱	1,095,654,000	₱	332,264,000	₱	2,127,058,000

824	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱	19,269,643,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,068,845,000	₱	1,733,847,000	₱	189,273,000	₱	3,991,965,000
Support to Operations		1,116,966,000		1,763,134,000		464,000,000		3,344,100,000
Operations		4,443,814,000		4,504,023,000		1,649,011,000		10,596,848,000

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		564,788,000		1,055,184,000		68,000,000		1,687,972,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM		3,879,026,000		3,362,483,000		1,577,781,000		8,819,290,000
ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM				86,356,000		3,230,000		89,586,000

Total, Regular Programs		7,629,625,000		8,001,004,000		2,302,284,000		17,932,913,000

B. PROJECT(S)
Locally-Funded Project(s)		12,500,000		765,626,000		558,604,000		1,336,730,000

Total, Project(s)		12,500,000		765,626,000		558,604,000		1,336,730,000

TOTAL NEW APPROPRIATIONS	₱	7,642,125,000	₱	8,766,630,000	₱	2,860,888,000	₱	19,269,643,000

Special Provision(s)

1. Integrated Protected Areas Fund. In addition to the amounts appropriated herein, the following funding sources, constituted into the Integrated Protected Areas Fund (IPAF) shall be used to finance projects and activities of the National Integrated Protected Areas System (NIPAS) in accordance with Section 16 of R.A. No. 7586, as amended:

(a) Thirty Million Pesos (₱30,000,000) from the twenty five percent (25%) income generated by each protected area from the operations of the NIPAS and management of wild flora and fauna, deposited with the National Treasury and released subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations; and

(b) Seventy five percent (75%) income retained by each Protected Area Management Board (PAMB), deposited in an authorized government depository bank.

In no case shall said amount be used for payment of Personnel Services.

2. Wildlife Management Fund. In addition to the amounts appropriated herein, Five Million Five Hundred Thousand Pesos (₱5,500,000) shall be used for the conservation and protection of wildlife resources sourced from fines, damages, fees, charges, donations, endowments, grants or contributions collected or granted within the jurisdiction of the Department of Environment and Natural Resources (DENR), constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Comprehensive Agrarian Reform Program. The amounts of Forty Seven Million Ninety One Thousand Pesos (₱47,091,000) and Two Hundred Million Seven Hundred Twenty Five Thousand Pesos (₱200,725,000) appropriated herein shall be used exclusively in support of the Land Survey and Distribution and Program Beneficiaries Development, respectively, under the Comprehensive Agrarian Reform Program.

DECEMBER 30, 2024	OFFICIAL GAZETTE	825
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

4. Operational Plan for the Manila Bay Coastal Management Strategy. The amount of One Billion Two Hundred Thirty Nine Million Two Hundred Ninety One Thousand Pesos (₱1,239,291,000) appropriated herein shall be used for the implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to the Supreme Court Decision in Metropolitan Manila Development Authority, et al. vs. Concerned Citizens of Manila Bay, G.R. No. 171947-48 promulgated on December 18, 2008. The DENR shall submit the following documents to the DBM to facilitate the preparation and submission to the Supreme Court of the quarterly progressive report on the utilization of funds: (i) quarterly reports of Statement of Appropriations, Allotments, Obligations, Disbursements and Balances; and (ii) Work and Financial Plan.

5. National Greening Program. The amount of One Billion Four Hundred Seventy One Million Seven Hundred Sixty Six Thousand Pesos (₱1,471,766,000) appropriated under Forest Development, Rehabilitation, Maintenance and Protection shall be used for the implementation of the National Greening Program (NGP).

The DENR shall coordinate with the SUCs in the establishment of nurseries including clonal nurseries, the conduct of forest research and mangrove reforestation activities and other similar activities within the scope of the NGP in their campuses.

6. Climate Change Information Management System. The DENR, pursuant to its mandate under the Climate Change Act, shall oversee the establishment and maintenance of a Climate Change Information Management System and Network, including climate change risks, activities and investments. The DENR, in coordination with the Department of Information and Communications Technology and other concerned agencies, shall integrate climate change-related information, including climate and disaster risk assessments, in the Philippine Geoportal to enhance understanding of climate risks and apply them in national and local development planning and program implementation.

7. Reporting and Posting Requirements. The DENR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DENR’s website.

The DENR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,670,455,000	₱	1,515,391,000	₱	180,773,000	₱	3,366,619,000

National Capital Region (NCR)		387,944,000		539,771,000		75,000,000		1,002,715,000

Central Office		300,894,000		319,477,000		50,000,000		670,371,000
Biodiversity Management Bureau (BMB)		6,661,000		28,603,000				35,264,000
Ecosystems Research and Development Bureau (ERDB)		28,652,000		67,574,000				96,226,000
Forest Management Bureau (FMB)		10,056,000		32,753,000				42,809,000
Land Management Bureau (LMB)		17,886,000		44,656,000				62,542,000
NCR - Proper		23,795,000		46,708,000		25,000,000		95,503,000
Region I - Ilocos		73,824,000		56,649,000		2,125,000		132,598,000

Regional Office I - Proper		19,151,000		17,325,000				36,476,000
PENRO Ilocos Norte		13,947,000		9,982,000				23,929,000

826	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Ilocos Sur	14,667,000	9,849,000		24,516,000
PENRO La Union	5,042,000	7,041,000		12,083,000
PENRO Pangasinan	21,017,000	12,452,000	2,125,000	35,594,000
Cordillera Administrative Region (CAR)	95,101,000	81,572,000		176,673,000

Regional Office CAR - Proper	16,845,000	18,869,000		35,714,000
PENRO Abra	12,532,000	10,272,000		22,804,000
PENRO Apayao	9,728,000	10,312,000		20,040,000
PENRO Benguet	14,335,000	11,005,000		25,340,000
PENRO Ifugao	13,861,000	10,306,000		24,167,000
PENRO Kalinga	13,499,000	10,557,000		24,056,000
PENRO Mt. Province	14,301,000	10,251,000		24,552,000
Region II - Cagayan Valley	87,679,000	62,390,000	3,674,000	153,743,000

Regional Office II - Proper	21,105,000	15,376,000	3,674,000	40,155,000
PENRO Batanes	4,075,000	4,433,000		8,508,000
PENRO Cagayan	18,221,000	12,308,000		30,529,000
PENRO Isabela	20,180,000	14,374,000		34,554,000
PENRO Nueva Vizcaya	11,043,000	8,110,000		19,153,000
PENRO Quirino	13,055,000	7,789,000		20,844,000
Region III - Central Luzon	102,973,000	83,988,000	4,498,000	191,459,000

Regional Office III - Proper	23,140,000	22,282,000	1,998,000	47,420,000
PENRO Aurora	11,599,000	8,537,000		20,136,000
PENRO Bataan	12,440,000	8,439,000		20,879,000
PENRO Bulacan	11,702,000	8,354,000		20,056,000
PENRO Nueva Ecija	13,344,000	13,628,000		26,972,000
PENRO Pampanga	8,099,000	5,907,000		14,006,000
PENRO Tarlac	9,581,000	8,242,000		17,823,000
PENRO Zambales	13,068,000	8,599,000	2,500,000	24,167,000
Region IVA - CALABARZON	74,557,000	88,670,000	7,000,000	170,227,000

Regional Office IVA - Proper	22,519,000	38,285,000		60,804,000
PENRO Batangas	10,603,000	9,895,000		20,498,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	827
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Cavite	8,248,000	5,423,000		13,671,000
PENRO Laguna	9,333,000	7,692,000	7,000,000	24,025,000
PENRO Quezon	16,566,000	15,659,000		32,225,000
PENRO Rizal	7,288,000	11,716,000		19,004,000
Region IVB - MIMAROPA	80,185,000	83,046,000	56,880,000	220,111,000

Regional Office IVB - Proper	22,754,000	36,068,000	50,000,000	108,822,000
PENRO Marinduque	7,291,000	4,580,000		11,871,000
PENRO Occidental Mindoro	10,867,000	8,260,000		19,127,000
PENRO Oriental Mindoro	10,207,000	8,428,000		18,635,000
PENRO Palawan	21,241,000	21,300,000	6,880,000	49,421,000
PENRO Romblon	7,825,000	4,410,000		12,235,000
Region V - Bicol	80,253,000	55,195,000		135,448,000

Regional Office V - Proper	20,162,000	14,859,000		35,021,000
PENRO Albay	10,085,000	6,340,000		16,425,000
PENRO Camarines Norte	5,556,000	4,902,000		10,458,000
PENRO Camarines Sur	16,297,000	11,211,000		27,508,000
PENRO Catanduanes	7,285,000	4,862,000		12,147,000
PENRO Masbate	12,622,000	8,100,000		20,722,000
PENRO Sorsogon	8,246,000	4,921,000		13,167,000
Region VI - Western Visayas	83,492,000	62,872,000	1,200,000	147,564,000

Regional Office VI - Proper	17,646,000	17,131,000		34,777,000
PENRO Aklan	8,349,000	6,055,000		14,404,000
PENRO Antique	12,588,000	8,129,000		20,717,000
PENRO Capiz	3,893,000	5,920,000		9,813,000
PENRO Guimaras	7,855,000	5,146,000		13,001,000
PENRO Iloilo	17,034,000	10,118,000	1,200,000	28,352,000
PENRO Negros Occidental	16,127,000	10,373,000		26,500,000
Region VII - Central Visayas	55,212,000	49,525,000		104,737,000

Regional Office VII - Proper	20,867,000	14,825,000		35,692,000
PENRO Bohol	10,105,000	10,260,000		20,365,000

828	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Cebu	10,083,000	10,094,000		20,177,000
PENRO Negros Oriental	8,434,000	9,513,000		17,947,000
PENRO Siquijor	5,723,000	4,833,000		10,556,000
Region VIII - Eastern Visayas	77,246,000	65,770,000		143,016,000

Regional Office VIII - Proper	16,037,000	20,033,000		36,070,000
PENRO Biliran	7,792,000	5,190,000		12,982,000
PENRO Eastern Samar	10,734,000	8,028,000		18,762,000
PENRO Leyte	10,921,000	9,814,000		20,735,000
PENRO Northern Samar	12,634,000	7,438,000		20,072,000
PENRO Southern Leyte	9,395,000	7,651,000		17,046,000
PENRO Western Samar	9,733,000	7,616,000		17,349,000
Region IX - Zamboanga Peninsula	58,716,000	53,010,000	3,000,000	114,726,000

Regional Office IX - Proper	20,250,000	22,033,000	3,000,000	45,283,000
PENRO Zamboanga del Norte	13,730,000	12,250,000		25,980,000
PENRO Zamboanga del Sur	11,066,000	8,053,000		19,119,000
PENRO Zamboanga Sibugay	13,670,000	10,674,000		24,344,000
Region X - Northern Mindanao	76,350,000	58,102,000	1,996,000	136,448,000

Regional Office X - Proper	21,401,000	18,961,000	1,996,000	42,358,000
PENRO Bukidnon	13,361,000	11,851,000		25,212,000
PENRO Camiguin	7,225,000	4,366,000		11,591,000
PENRO Lanao del Norte	11,573,000	7,729,000		19,302,000
PENRO Misamis Occidental	10,717,000	7,641,000		18,358,000
PENRO Misamis Oriental	12,073,000	7,554,000		19,627,000
Region XI - Davao	88,100,000	58,252,000	10,000,000	156,352,000

Regional Office XI - Proper	18,945,000	15,447,000		34,392,000
PENRO Davao de Oro	14,377,000	8,055,000		22,432,000
PENRO Davao del Norte	11,517,000	7,909,000	5,000,000	24,426,000
PENRO Davao del Sur	15,972,000	9,821,000		25,793,000
PENRO Davao Occidental	7,707,000	4,833,000		12,540,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	829
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Davao Oriental	19,582,000	12,187,000	5,000,000	36,769,000
Region XII - SOCCSKSARGEN	165,412,000	57,636,000	3,000,000	226,048,000

Regional Office XII - Proper	36,904,000	19,493,000		56,397,000
PENRO North Cotabato	41,978,000	9,340,000		51,318,000
PENRO Sarangani	28,217,000	8,801,000	3,000,000	40,018,000
PENRO South Cotabato	27,722,000	8,960,000		36,682,000
PENRO Sultan Kudarat	30,591,000	11,042,000		41,633,000
Region XIII - Caraga	83,411,000	58,943,000	12,400,000	154,754,000

Regional Office XIII - Proper	20,442,000	16,338,000	7,400,000	44,180,000
PENRO Agusan del Norte	12,072,000	8,455,000		20,527,000
PENRO Agusan del Sur	17,976,000	11,978,000		29,954,000
PENRO Dinagat Islands	7,537,000	4,787,000		12,324,000
PENRO Surigao del Norte	10,185,000	7,157,000	5,000,000	22,342,000
PENRO Surigao del Sur	15,199,000	10,228,000		25,427,000
Human Resource Development	184,642,000	218,456,000	8,500,000	411,598,000

National Capital Region (NCR)	48,990,000	137,729,000	8,500,000	195,219,000

Central Office	42,064,000	123,206,000	8,500,000	173,770,000
Biodiversity Management Bureau (BMB)	1,700,000	1,790,000		3,490,000
Ecosystems Research and Development Bureau (ERDB)	714,000	1,790,000		2,504,000
Forest Management Bureau (FMB)	1,382,000	2,479,000		3,861,000
Land Management Bureau (LMB)	728,000	3,162,000		3,890,000
NCR - Proper	2,402,000	5,302,000		7,704,000
Region I - Ilocos	8,154,000	4,641,000		12,795,000

Regional Office I - Proper	5,770,000	3,711,000		9,481,000
PENRO Ilocos Norte	905,000	237,000		1,142,000
PENRO Ilocos Sur	882,000	237,000		1,119,000
PENRO La Union	297,000	121,000		418,000
PENRO Pangasinan	300,000	335,000		635,000

830	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cordillera Administrative Region (CAR)	10,351,000	5,902,000	16,253,000

Regional Office CAR - Proper	5,702,000	4,102,000	9,804,000
PENRO Abra	867,000	300,000	1,167,000
PENRO Apayao	876,000	300,000	1,176,000
PENRO Benguet	880,000	300,000	1,180,000
PENRO Ifugao	868,000	300,000	1,168,000
PENRO Kalinga	579,000	300,000	879,000
PENRO Mt. Province	579,000	300,000	879,000
Region II - Cagayan Valley	10,296,000	5,608,000	15,904,000

Regional Office II - Proper	6,134,000	3,808,000	9,942,000
PENRO Batanes	907,000	100,000	1,007,000
PENRO Cagayan	868,000	500,000	1,368,000
PENRO Isabela	880,000	600,000	1,480,000
PENRO Nueva Vizcaya	607,000	300,000	907,000
PENRO Quirino	900,000	300,000	1,200,000
Region III - Central Luzon	7,683,000	6,311,000	13,994,000

Regional Office III - Proper	3,565,000	4,411,000	7,976,000
PENRO Aurora	569,000	300,000	869,000
PENRO Bataan	574,000	300,000	874,000
PENRO Bulacan		300,000	300,000
PENRO Nueva Ecija	880,000	300,000	1,180,000
PENRO Pampanga		100,000	100,000
PENRO Tarlac	2,095,000	300,000	2,395,000
PENRO Zambales		300,000	300,000
Region IVA - CALABARZON	9,740,000	4,907,000	14,647,000

Regional Office IVA - Proper	6,240,000	3,707,000	9,947,000
PENRO Batangas	876,000	300,000	1,176,000
PENRO Cavite	579,000	100,000	679,000
PENRO Laguna	872,000	200,000	1,072,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	831
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Quezon	875,000	500,000	1,375,000
PENRO Rizal	298,000	100,000	398,000
Region IVB - MIMAROPA	7,106,000	3,951,000	11,057,000

Regional Office IVB - Proper	4,226,000	2,451,000	6,677,000
PENRO Marinduque	579,000	100,000	679,000
PENRO Occidental Mindoro	579,000	300,000	879,000
PENRO Oriental Mindoro	574,000	300,000	874,000
PENRO Palawan	579,000	700,000	1,279,000
PENRO Romblon	569,000	100,000	669,000
Region V - Bicol	11,208,000	5,222,000	16,430,000

Regional Office V - Proper	6,266,000	4,022,000	10,288,000
PENRO Albay	876,000	200,000	1,076,000
PENRO Camarines Norte	875,000	100,000	975,000
PENRO Camarines Sur	880,000	400,000	1,280,000
PENRO Catanduanes	865,000	100,000	965,000
PENRO Masbate	867,000	300,000	1,167,000
PENRO Sorsogon	579,000	100,000	679,000
Region VI - Western Visayas	7,937,000	5,548,000	13,485,000

Regional Office VI - Proper	4,488,000	3,948,000	8,436,000
PENRO Aklan	579,000	200,000	779,000
PENRO Antique	579,000	300,000	879,000
PENRO Capiz	569,000	200,000	769,000
PENRO Guimaras	574,000	100,000	674,000
PENRO Iloilo	569,000	400,000	969,000
PENRO Negros Occidental	579,000	400,000	979,000
Region VII - Central Visayas	9,503,000	5,172,000	14,675,000

Regional Office VII - Proper	6,191,000	4,172,000	10,363,000
PENRO Bohol	875,000	300,000	1,175,000
PENRO Cebu	872,000	300,000	1,172,000

832	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Negros Oriental	1,267,000	300,000	1,567,000
PENRO Siquijor	298,000	100,000	398,000
Region VIII - Eastern Visayas	9,282,000	6,132,000	15,414,000

Regional Office VIII - Proper	5,477,000	3,822,000	9,299,000
PENRO Biliran	868,000	330,000	1,198,000
PENRO Eastern Samar	569,000	390,000	959,000
PENRO Leyte	872,000	420,000	1,292,000
PENRO Northern Samar	298,000	390,000	688,000
PENRO Southern Leyte	330,000	390,000	720,000
PENRO Western Samar	868,000	390,000	1,258,000
Region IX - Zamboanga Peninsula	8,296,000	4,746,000	13,042,000

Regional Office IX - Proper	6,822,000	3,546,000	10,368,000
PENRO Zamboanga del Norte	297,000	500,000	797,000
PENRO Zamboanga del Sur	297,000	300,000	597,000
PENRO Zamboanga Sibugay	880,000	400,000	1,280,000
Region X - Northern Mindanao	11,207,000	5,859,000	17,066,000

Regional Office X - Proper	7,402,000	4,359,000	11,761,000
PENRO Bukidnon	880,000	500,000	1,380,000
PENRO Camiguin	300,000	100,000	400,000
PENRO Lanao del Norte	880,000	300,000	1,180,000
PENRO Misamis Occidental	880,000	300,000	1,180,000
PENRO Misamis Oriental	865,000	300,000	1,165,000
Region XI - Davao	9,100,000	5,271,000	14,371,000

Regional Office XI - Proper	6,804,000	3,671,000	10,475,000
PENRO Davao de Oro	579,000	300,000	879,000
PENRO Davao del Norte	579,000	300,000	879,000
PENRO Davao del Sur	569,000	400,000	969,000
PENRO Davao Occidental		100,000	100,000
PENRO Davao Oriental	569,000	500,000	1,069,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	833
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XII - SOCCSKSARGEN	4,063,000	5,885,000	9,948,000

Regional Office XII - Proper	1,517,000	4,685,000	6,202,000
PENRO North Cotabato	872,000	300,000	1,172,000
PENRO Sarangani		300,000	300,000
PENRO South Cotabato		300,000	300,000
PENRO Sultan Kudarat	1,674,000	300,000	1,974,000
Region XIII - Caraga	11,726,000	5,572,000	17,298,000

Regional Office XIII - Proper	6,732,000	4,072,000	10,804,000
PENRO Agusan del Norte	903,000	300,000	1,203,000
PENRO Agusan del Sur	1,177,000	500,000	1,677,000
PENRO Dinagat Islands	880,000	100,000	980,000
PENRO Surigao del Norte	1,166,000	200,000	1,366,000
PENRO Surigao del Sur	868,000	400,000	1,268,000
Administration of Personnel Benefits	213,748,000		213,748,000

National Capital Region (NCR)	24,940,000		24,940,000

Central Office	14,067,000		14,067,000
Biodiversity Management Bureau (BMB)	579,000		579,000
Ecosystems Research and Development Bureau (ERDB)	2,790,000		2,790,000
Forest Management Bureau (FMB)	1,861,000		1,861,000
Land Management Bureau (LMB)	1,521,000		1,521,000
NCR - Proper	4,122,000		4,122,000
Region I - Ilocos	6,330,000		6,330,000

Regional Office I - Proper	6,330,000		6,330,000
Cordillera Administrative Region (CAR)	17,001,000		17,001,000

Regional Office CAR - Proper	17,001,000		17,001,000
Region II - Cagayan Valley	15,768,000		15,768,000

Regional Office II - Proper	15,768,000		15,768,000
Region III - Central Luzon	10,599,000		10,599,000

Regional Office III - Proper	10,599,000		10,599,000

834	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON	15,996,000			15,996,000

Regional Office IVA - Proper	15,996,000			15,996,000
Region IVB - MIMAROPA	10,161,000			10,161,000

Regional Office IVB - Proper	10,161,000			10,161,000
Region V - Bicol	19,195,000			19,195,000

Regional Office V - Proper	19,195,000			19,195,000
Region VI - Western Visayas	5,588,000			5,588,000

Regional Office VI - Proper	5,588,000			5,588,000
Region VII - Central Visayas	5,556,000			5,556,000

Regional Office VII - Proper	5,556,000			5,556,000
Region VIII - Eastern Visayas	21,260,000			21,260,000

Regional Office VIII - Proper	21,260,000			21,260,000
Region IX - Zamboanga Peninsula	21,614,000			21,614,000

Regional Office IX - Proper	21,614,000			21,614,000
Region X - Northern Mindanao	14,753,000			14,753,000

Regional Office X - Proper	14,753,000			14,753,000
Region XI - Davao	12,331,000			12,331,000

Regional Office XI - Proper	12,331,000			12,331,000
Region XII - SOCCSKSARGEN	4,947,000			4,947,000

Regional Office XII - Proper	4,947,000			4,947,000
Region XIII - Caraga	7,709,000			7,709,000

Regional Office XIII - Proper	7,709,000			7,709,000

Sub-total, General Administration and Support	2,068,845,000	1,733,847,000	189,273,000	3,991,965,000

Support to Operations
Data Management Including Systems Development and Maintenance	135,734,000	832,766,000	304,000,000	1,272,500,000

National Capital Region (NCR)	46,847,000	684,246,000	304,000,000	1,035,093,000

Central Office	23,073,000	672,606,000	304,000,000	999,679,000
Biodiversity Management Bureau (BMB)	6,329,000	2,020,000		8,349,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	835
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Ecosystems Research and Development Bureau (ERDB)		2,620,000	2,620,000
Forest Management Bureau (FMB)	7,362,000	800,000	8,162,000
Land Management Bureau (LMB)	6,977,000	960,000	7,937,000
NCR - Proper	3,106,000	5,240,000	8,346,000
Region I - Ilocos	6,276,000	8,380,000	14,656,000

Regional Office I - Proper	3,783,000	3,533,000	7,316,000
PENRO Ilocos Norte	630,000	1,246,000	1,876,000
PENRO Ilocos Sur	625,000	1,228,000	1,853,000
PENRO La Union	613,000	769,000	1,382,000
PENRO Pangasinan	625,000	1,604,000	2,229,000
Cordillera Administrative Region (CAR)	6,866,000	11,160,000	18,026,000

Regional Office CAR - Proper	3,765,000	4,590,000	8,355,000
PENRO Abra	625,000	1,095,000	1,720,000
PENRO Apayao	613,000	1,095,000	1,708,000
PENRO Benguet	625,000	1,095,000	1,720,000
PENRO Ifugao		1,095,000	1,095,000
PENRO Kalinga	613,000	1,095,000	1,708,000
PENRO Mt. Province	625,000	1,095,000	1,720,000
Region II - Cagayan Valley	7,230,000	10,760,000	17,990,000

Regional Office II - Proper	4,117,000	6,440,000	10,557,000
PENRO Batanes	625,000	240,000	865,000
PENRO Cagayan	625,000	1,200,000	1,825,000
PENRO Isabela	625,000	1,440,000	2,065,000
PENRO Nueva Vizcaya	613,000	720,000	1,333,000
PENRO Quirino	625,000	720,000	1,345,000
Region III - Central Luzon	7,218,000	11,600,000	18,818,000

Regional Office III - Proper	2,871,000	6,940,000	9,811,000
PENRO Aurora	625,000	720,000	1,345,000
PENRO Bataan	625,000	720,000	1,345,000

836	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Bulacan	618,000	720,000	1,338,000
PENRO Nueva Ecija	618,000	820,000	1,438,000
PENRO Pampanga	618,000	240,000	858,000
PENRO Tarlac	625,000	720,000	1,345,000
PENRO Zambales	618,000	720,000	1,338,000
Region IVA - CALABARZON	4,669,000	9,220,000	13,889,000

Regional Office IVA - Proper	3,438,000	4,776,000	8,214,000
PENRO Batangas		1,005,000	1,005,000
PENRO Cavite	613,000	380,000	993,000
PENRO Laguna		654,000	654,000
PENRO Quezon		2,050,000	2,050,000
PENRO Rizal	618,000	355,000	973,000
Region IVB - MIMAROPA	4,963,000	10,140,000	15,103,000

Regional Office IVB - Proper	1,838,000	3,124,000	4,962,000
PENRO Marinduque	625,000	884,000	1,509,000
PENRO Occidental Mindoro	625,000	1,405,000	2,030,000
PENRO Oriental Mindoro	625,000	1,438,000	2,063,000
PENRO Palawan	625,000	2,432,000	3,057,000
PENRO Romblon	625,000	857,000	1,482,000
Region V - Bicol	7,496,000	9,020,000	16,516,000

Regional Office V - Proper	3,782,000	6,140,000	9,922,000
PENRO Albay	613,000	480,000	1,093,000
PENRO Camarines Norte	613,000	240,000	853,000
PENRO Camarines Sur	613,000	960,000	1,573,000
PENRO Catanduanes	625,000	240,000	865,000
PENRO Masbate	625,000	720,000	1,345,000
PENRO Sorsogon	625,000	240,000	865,000
Region VI - Western Visayas	7,557,000	10,380,000	17,937,000

Regional Office VI - Proper	3,807,000	2,840,000	6,647,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	837
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Aklan	625,000	895,000	1,520,000
PENRO Antique	625,000	1,335,000	1,960,000
PENRO Capiz	625,000	1,025,000	1,650,000
PENRO Guimaras	625,000	575,000	1,200,000
PENRO Iloilo	625,000	1,855,000	2,480,000
PENRO Negros Occidental	625,000	1,855,000	2,480,000
Region VII - Central Visayas	4,614,000	8,440,000	13,054,000

Regional Office VII - Proper	3,364,000	5,090,000	8,454,000
PENRO Bohol		995,000	995,000
PENRO Cebu		995,000	995,000
PENRO Negros Oriental	625,000	995,000	1,620,000
PENRO Siquijor	625,000	365,000	990,000
Region VIII - Eastern Visayas	7,136,000	10,420,000	17,556,000

Regional Office VIII - Proper	3,393,000	6,340,000	9,733,000
PENRO Biliran	625,000	240,000	865,000
PENRO Eastern Samar	625,000	720,000	1,345,000
PENRO Leyte	625,000	960,000	1,585,000
PENRO Northern Samar	625,000	720,000	1,345,000
PENRO Southern Leyte	625,000	720,000	1,345,000
PENRO Western Samar	618,000	720,000	1,338,000
Region IX - Zamboanga Peninsula	5,674,000	8,920,000	14,594,000

Regional Office IX - Proper	4,424,000	6,040,000	10,464,000
PENRO Zamboanga del Norte		1,200,000	1,200,000
PENRO Zamboanga del Sur	625,000	720,000	1,345,000
PENRO Zamboanga Sibugay	625,000	960,000	1,585,000
Region X - Northern Mindanao	6,880,000	10,040,000	16,920,000

Regional Office X - Proper	3,767,000	6,440,000	10,207,000
PENRO Bukidnon	625,000	1,200,000	1,825,000
PENRO Camiguin	625,000	240,000	865,000

838	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Lanao del Norte	625,000	720,000	1,345,000
PENRO Misamis Occidental	613,000	720,000	1,333,000
PENRO Misamis Oriental	625,000	720,000	1,345,000
Region XI - Davao	5,256,000	10,380,000	15,636,000

Regional Office XI - Proper	2,763,000	6,540,000	9,303,000
PENRO Davao de Oro	618,000	720,000	1,338,000
PENRO Davao del Norte	625,000	720,000	1,345,000
PENRO Davao del Sur	625,000	960,000	1,585,000
PENRO Davao Occidental		240,000	240,000
PENRO Davao Oriental	625,000	1,200,000	1,825,000
Region XII - SOCCSKSARGEN	789,000	9,120,000	9,909,000

Regional Office XII - Proper	789,000	4,831,000	5,620,000
PENRO North Cotabato		1,060,000	1,060,000
PENRO Sarangani		1,117,000	1,117,000
PENRO South Cotabato		1,054,000	1,054,000
PENRO Sultan Kudarat		1,058,000	1,058,000
Region XIII - Caraga	6,263,000	10,540,000	16,803,000

Regional Office XIII - Proper	3,162,000	3,572,000	6,734,000
PENRO Agusan del Norte	625,000	1,361,000	1,986,000
PENRO Agusan del Sur	613,000	2,245,000	2,858,000
PENRO Dinagat Islands	613,000	675,000	1,288,000
PENRO Surigao del Norte	625,000	904,000	1,529,000
PENRO Surigao del Sur	625,000	1,783,000	2,408,000
Production and Dissemination of Technical and Popular Materials in the Conservation and Development of Natural Resources and Environmental Education	74,965,000	132,968,000	207,933,000

National Capital Region (NCR)	36,514,000	89,633,000	126,147,000

Central Office	33,349,000	76,904,000	110,253,000
Biodiversity Management Bureau (BMB)		4,370,000	4,370,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	839
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Ecosystems Research and Development Bureau (ERDB)	1,019,000	1,529,000	2,548,000
Forest Management Bureau (FMB)		2,032,000	2,032,000
Land Management Bureau (LMB)		830,000	830,000
NCR - Proper	2,146,000	3,968,000	6,114,000
Region I - Ilocos	3,081,000	2,524,000	5,605,000

Regional Office I - Proper	3,081,000	944,000	4,025,000
PENRO Ilocos Norte		406,000	406,000
PENRO Ilocos Sur		395,000	395,000
PENRO La Union		223,000	223,000
PENRO Pangasinan		556,000	556,000
Cordillera Administrative Region (CAR)	2,760,000	2,257,000	5,017,000

Regional Office CAR - Proper	2,760,000	937,000	3,697,000
PENRO Abra		220,000	220,000
PENRO Apayao		220,000	220,000
PENRO Benguet		220,000	220,000
PENRO Ifugao		220,000	220,000
PENRO Kalinga		220,000	220,000
PENRO Mt. Province		220,000	220,000
Region II - Cagayan Valley	2,156,000	3,152,000	5,308,000

Regional Office II - Proper	2,156,000	1,302,000	3,458,000
PENRO Batanes		240,000	240,000
PENRO Cagayan		440,000	440,000
PENRO Isabela		490,000	490,000
PENRO Nueva Vizcaya		340,000	340,000
PENRO Quirino		340,000	340,000
Region III - Central Luzon	994,000	3,196,000	4,190,000

Regional Office III - Proper	994,000	1,823,000	2,817,000
PENRO Aurora		222,000	222,000
PENRO Bataan		202,000	202,000

840	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Bulacan		202,000	202,000
PENRO Nueva Ecija		214,000	214,000
PENRO Pampanga		105,000	105,000
PENRO Tarlac		206,000	206,000
PENRO Zambales		222,000	222,000
Region IVA - CALABARZON	1,883,000	2,421,000	4,304,000

Regional Office IVA - Proper	1,883,000	1,104,000	2,987,000
PENRO Batangas		322,000	322,000
PENRO Cavite		137,000	137,000
PENRO Laguna		224,000	224,000
PENRO Quezon		500,000	500,000
PENRO Rizal		134,000	134,000
Region IVB - MIMAROPA	3,093,000	3,187,000	6,280,000

Regional Office IVB - Proper	3,093,000	1,498,000	4,591,000
PENRO Marinduque		223,000	223,000
PENRO Occidental Mindoro		291,000	291,000
PENRO Oriental Mindoro		400,000	400,000
PENRO Palawan		570,000	570,000
PENRO Romblon		205,000	205,000
Region V - Bicol	2,751,000	2,854,000	5,605,000

Regional Office V - Proper	2,751,000	2,104,000	4,855,000
PENRO Albay		125,000	125,000
PENRO Camarines Norte		75,000	75,000
PENRO Camarines Sur		225,000	225,000
PENRO Catanduanes		75,000	75,000
PENRO Masbate		175,000	175,000
PENRO Sorsogon		75,000	75,000
Region VI - Western Visayas	2,330,000	3,399,000	5,729,000

Regional Office VI - Proper	2,330,000	2,004,000	4,334,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	841
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Aklan		215,000	215,000
PENRO Antique		215,000	215,000
PENRO Capiz		175,000	175,000
PENRO Guimaras		110,000	110,000
PENRO Iloilo		310,000	310,000
PENRO Negros Occidental		370,000	370,000
Region VII - Central Visayas	2,758,000	2,881,000	5,639,000

Regional Office VII - Proper	2,758,000	1,495,000	4,253,000
PENRO Bohol		397,000	397,000
PENRO Cebu		397,000	397,000
PENRO Negros Oriental		393,000	393,000
PENRO Siquijor		199,000	199,000
Region VIII - Eastern Visayas	1,590,000	2,865,000	4,455,000

Regional Office VIII - Proper	1,590,000	2,015,000	3,605,000
PENRO Biliran		50,000	50,000
PENRO Eastern Samar		150,000	150,000
PENRO Leyte		200,000	200,000
PENRO Northern Samar		150,000	150,000
PENRO Southern Leyte		150,000	150,000
PENRO Western Samar		150,000	150,000
Region IX - Zamboanga Peninsula	2,311,000	2,052,000	4,363,000

Regional Office IX - Proper	2,311,000	1,145,000	3,456,000
PENRO Zamboanga del Norte		391,000	391,000
PENRO Zamboanga del Sur		207,000	207,000
PENRO Zamboanga Sibugay		309,000	309,000
Region X - Northern Mindanao	2,167,000	3,086,000	5,253,000

Regional Office X - Proper	2,167,000	2,336,000	4,503,000
PENRO Bukidnon		250,000	250,000
PENRO Camiguin		50,000	50,000

842	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Lanao del Norte		150,000	150,000
PENRO Misamis Occidental		150,000	150,000
PENRO Misamis Oriental		150,000	150,000
Region XI - Davao	3,074,000	3,131,000	6,205,000

Regional Office XI - Proper	3,074,000	1,831,000	4,905,000
PENRO Davao de Oro		250,000	250,000
PENRO Davao del Norte		250,000	250,000
PENRO Davao del Sur		300,000	300,000
PENRO Davao Occidental		150,000	150,000
PENRO Davao Oriental		350,000	350,000
Region XII - SOCCSKSARGEN	4,772,000	3,086,000	7,858,000

Regional Office XII - Proper	4,772,000	1,230,000	6,002,000
PENRO North Cotabato		387,000	387,000
PENRO Sarangani		382,000	382,000
PENRO South Cotabato		682,000	682,000
PENRO Sultan Kudarat		405,000	405,000
Region XIII - Caraga	2,731,000	3,244,000	5,975,000

Regional Office XIII - Proper	2,731,000	2,494,000	5,225,000
PENRO Agusan del Norte		150,000	150,000
PENRO Agusan del Sur		250,000	250,000
PENRO Dinagat Islands		50,000	50,000
PENRO Surigao del Norte		100,000	100,000
PENRO Surigao del Sur		200,000	200,000
Legal Services to Support Environment and Natural Resources Law Enforcement	236,381,000	110,677,000	347,058,000

National Capital Region (NCR)	83,976,000	37,487,000	121,463,000

Central Office	61,272,000	33,220,000	94,492,000
Biodiversity Management Bureau (BMB)	1,224,000	405,000	1,629,000
Ecosystems Research and Development Bureau (ERDB)	1,190,000	313,000	1,503,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	843
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Forest Management Bureau (FMB)	1,310,000	643,000	1,953,000
Land Management Bureau (LMB)	6,896,000	1,216,000	8,112,000
NCR - Proper	12,084,000	1,690,000	13,774,000
Region I - Ilocos	7,631,000	4,331,000	11,962,000

Regional Office I - Proper	7,631,000	2,259,000	9,890,000
PENRO Ilocos Norte		518,000	518,000
PENRO Ilocos Sur		518,000	518,000
PENRO La Union		518,000	518,000
PENRO Pangasinan		518,000	518,000
Cordillera Administrative Region (CAR)	11,161,000	4,836,000	15,997,000

Regional Office CAR - Proper	11,161,000	1,728,000	12,889,000
PENRO Abra		518,000	518,000
PENRO Apayao		518,000	518,000
PENRO Benguet		518,000	518,000
PENRO Ifugao		518,000	518,000
PENRO Kalinga		518,000	518,000
PENRO Mt. Province		518,000	518,000
Region II - Cagayan Valley	10,801,000	4,400,000	15,201,000

Regional Office II - Proper	10,801,000	1,810,000	12,611,000
PENRO Batanes		518,000	518,000
PENRO Cagayan		518,000	518,000
PENRO Isabela		518,000	518,000
PENRO Nueva Vizcaya		518,000	518,000
PENRO Quirino		518,000	518,000
Region III - Central Luzon	12,216,000	5,468,000	17,684,000

Regional Office III - Proper	12,216,000	1,842,000	14,058,000
PENRO Aurora		518,000	518,000
PENRO Bataan		518,000	518,000
PENRO Bulacan		518,000	518,000

844	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Nueva Ecija		518,000	518,000
PENRO Pampanga		518,000	518,000
PENRO Tarlac		518,000	518,000
PENRO Zambales		518,000	518,000
Region IVA - CALABARZON	11,191,000	4,220,000	15,411,000

Regional Office IVA - Proper	11,191,000	1,630,000	12,821,000
PENRO Batangas		518,000	518,000
PENRO Cavite		518,000	518,000
PENRO Laguna		518,000	518,000
PENRO Quezon		518,000	518,000
PENRO Rizal		518,000	518,000
Region IVB - MIMAROPA	9,161,000	4,693,000	13,854,000

Regional Office IVB - Proper	9,161,000	2,103,000	11,264,000
PENRO Marinduque		518,000	518,000
PENRO Occidental Mindoro		518,000	518,000
PENRO Oriental Mindoro		518,000	518,000
PENRO Palawan		518,000	518,000
PENRO Romblon		518,000	518,000
Region V - Bicol	10,410,000	4,805,000	15,215,000

Regional Office V - Proper	10,410,000	1,697,000	12,107,000
PENRO Albay		518,000	518,000
PENRO Camarines Norte		518,000	518,000
PENRO Camarines Sur		518,000	518,000
PENRO Catanduanes		518,000	518,000
PENRO Masbate		518,000	518,000
PENRO Sorsogon		518,000	518,000
Region VI - Western Visayas	10,691,000	9,017,000	19,708,000

Regional Office VI - Proper	10,691,000	5,909,000	16,600,000
PENRO Aklan		518,000	518,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	845
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Antique		518,000	518,000
PENRO Capiz		518,000	518,000
PENRO Guimaras		518,000	518,000
PENRO Iloilo		518,000	518,000
PENRO Negros Occidental		518,000	518,000
Region VII - Central Visayas	11,120,000	4,419,000	15,539,000

Regional Office VII - Proper	11,120,000	2,347,000	13,467,000
PENRO Bohol		518,000	518,000
PENRO Cebu		518,000	518,000
PENRO Negros Oriental		518,000	518,000
PENRO Siquijor		518,000	518,000
Region VIII - Eastern Visayas	11,939,000	5,282,000	17,221,000

Regional Office VIII - Proper	11,939,000	2,174,000	14,113,000
PENRO Biliran		518,000	518,000
PENRO Eastern Samar		518,000	518,000
PENRO Leyte		518,000	518,000
PENRO Northern Samar		518,000	518,000
PENRO Southern Leyte		518,000	518,000
PENRO Western Samar		518,000	518,000
Region IX - Zamboanga Peninsula	11,962,000	3,210,000	15,172,000

Regional Office IX - Proper	11,962,000	1,656,000	13,618,000
PENRO Zamboanga del Norte		518,000	518,000
PENRO Zamboanga del Sur		518,000	518,000
PENRO Zamboanga Sibugay		518,000	518,000
Region X - Northern Mindanao	12,252,000	4,618,000	16,870,000

Regional Office X - Proper	12,252,000	2,028,000	14,280,000
PENRO Bukidnon		518,000	518,000
PENRO Camiguin		518,000	518,000
PENRO Lanao del Norte		518,000	518,000

846	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Misamis Occidental		518,000		518,000
PENRO Misamis Oriental		518,000		518,000
Region XI - Davao	9,052,000	4,621,000		13,673,000

Regional Office XI - Proper	9,052,000	2,031,000		11,083,000
PENRO Davao de Oro		518,000		518,000
PENRO Davao del Norte		518,000		518,000
PENRO Davao del Sur		518,000		518,000
PENRO Davao Occidental		518,000		518,000
PENRO Davao Oriental		518,000		518,000
Region XII - SOCCSKSARGEN	4,222,000	4,333,000		8,555,000

Regional Office XII - Proper	4,222,000	2,261,000		6,483,000
PENRO North Cotabato		518,000		518,000
PENRO Sarangani		518,000		518,000
PENRO South Cotabato		518,000		518,000
PENRO Sultan Kudarat		518,000		518,000
Region XIII - Caraga	8,596,000	4,937,000		13,533,000

Regional Office XIII - Proper	8,596,000	2,147,000		10,743,000
PENRO Agusan del Norte		558,000		558,000
PENRO Agusan del Sur		578,000		578,000
PENRO Dinagat Islands		538,000		538,000
PENRO Surigao del Norte		548,000		548,000
PENRO Surigao del Sur		568,000		568,000
Conduct of Special Studies, Design and Development in Support of Forestry, Mining and Environmental Management Operations, Including Climate Change Resilience	35,343,000	295,894,000	160,000,000	491,237,000

National Capital Region (NCR)	35,343,000	275,540,000	160,000,000	470,883,000

Central Office	35,343,000	253,868,000	160,000,000	449,211,000
Biodiversity Management Bureau (BMB)		21,672,000		21,672,000
Region I - Ilocos		500,000		500,000

Regional Office - I - Proper		500,000		500,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	847
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Cordillera Administrative Region (CAR)	500,000	500,000

Regional Office CAR - Proper	500,000	500,000
Region II - Cagayan Valley	500,000	500,000

Regional Office II - Proper	500,000	500,000
Region III - Central Luzon	500,000	500,000

Regional Office III - Proper	500,000	500,000
Region IVA - CALABARZON	500,000	500,000

Regional Office IVA - Proper	500,000	500,000
Region IVB - MIMAROPA	1,000,000	1,000,000

Regional Office IVB - Proper	1,000,000	1,000,000
Region V - Bicol	500,000	500,000

Regional Office V - Proper	500,000	500,000
Region VI - Western Visayas	500,000	500,000

Regional Office VI - Proper	500,000	500,000
Region VII - Central Visayas	500,000	500,000

Regional Office VII - Proper	500,000	500,000
Region VIII - Eastern Visayas	500,000	500,000

Regional Office VIII - Proper	500,000	500,000
Region IX - Zamboanga Peninsula	1,000,000	1,000,000

Regional Office IX - Proper	1,000,000	1,000,000
Region X - Northern Mindanao	1,000,000	1,000,000

Regional Office X - Proper	1,000,000	1,000,000
Region XI - Davao	10,854,000	10,854,000

Regional Office XI - Proper	10,854,000	10,854,000
Region XII - SOCCSKSARGEN	1,000,000	1,000,000

Regional Office XII - Proper	1,000,000	1,000,000
Region XIII - Caraga	1,000,000	1,000,000

Regional Office XIII - Proper	1,000,000	1,000,000

848	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Formulation and Monitoring of ENR Sector Policies, Plans, Programs and Projects	457,062,000	286,014,000	743,076,000

National Capital Region (NCR)	199,195,000	110,972,000	310,167,000

Central Office	26,821,000	71,440,000	98,261,000
Biodiversity Management Bureau (BMB)	45,970,000	10,031,000	56,001,000
Ecosystems Research and Development Bureau (ERDB)		11,685,000	11,685,000
Forest Management Bureau (FMB)	75,900,000	10,427,000	86,327,000
Land Management Bureau (LMB)	42,120,000	3,551,000	45,671,000
NCR - Proper	8,384,000	3,838,000	12,222,000
Region I - Ilocos	16,374,000	11,612,000	27,986,000

Regional Office I - Proper	6,032,000	3,020,000	9,052,000
PENRO Ilocos Norte	2,330,000	2,215,000	4,545,000
PENRO Ilocos Sur	2,579,000	2,184,000	4,763,000
PENRO La Union	2,215,000	1,310,000	3,525,000
PENRO Pangasinan	3,218,000	2,883,000	6,101,000
Cordillera Administrative Region (CAR)	16,477,000	10,784,000	27,261,000

Regional Office CAR - Proper	6,149,000	3,001,000	9,150,000
PENRO Abra	1,714,000	1,197,000	2,911,000
PENRO Apayao	1,740,000	1,347,000	3,087,000
PENRO Benguet	1,714,000	1,448,000	3,162,000
PENRO Ifugao	1,732,000	1,197,000	2,929,000
PENRO Kalinga	1,714,000	1,247,000	2,961,000
PENRO Mt. Province	1,714,000	1,347,000	3,061,000
Region II - Cagayan Valley	14,762,000	10,161,000	24,923,000

Regional Office II - Proper	6,150,000	4,198,000	10,348,000
PENRO Batanes	1,739,000	326,000	2,065,000
PENRO Cagayan	1,714,000	1,660,000	3,374,000
PENRO Isabela	1,714,000	1,979,000	3,693,000
PENRO Nueva Vizcaya	1,722,000	1,038,000	2,760,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	849
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Quirino	1,723,000	960,000	2,683,000
Region III - Central Luzon	44,729,000	12,989,000	57,718,000

Regional Office III - Proper	6,521,000	6,344,000	12,865,000
PENRO Aurora	5,217,000	979,000	6,196,000
PENRO Bataan	6,931,000	1,008,000	7,939,000
PENRO Bulacan	4,364,000	979,000	5,343,000
PENRO Nueva Ecija	5,952,000	982,000	6,934,000
PENRO Pampanga	5,109,000	691,000	5,800,000
PENRO Tarlac	5,799,000	979,000	6,778,000
PENRO Zambales	4,836,000	1,027,000	5,863,000
Region IVA - CALABARZON	13,843,000	11,727,000	25,570,000

Regional Office IVA - Proper	6,311,000	3,782,000	10,093,000
PENRO Batangas	1,309,000	1,716,000	3,025,000
PENRO Cavite	1,016,000	855,000	1,871,000
PENRO Laguna	1,729,000	1,372,000	3,101,000
PENRO Quezon	1,739,000	3,347,000	5,086,000
PENRO Rizal	1,739,000	655,000	2,394,000
Region IVB - MIMAROPA	14,425,000	11,360,000	25,785,000

Regional Office IVB - Proper	7,595,000	2,597,000	10,192,000
PENRO Marinduque	1,744,000	1,099,000	2,843,000
PENRO Occidental Mindoro	1,019,000	1,502,000	2,521,000
PENRO Oriental Mindoro	1,736,000	1,224,000	2,960,000
PENRO Palawan	1,283,000	3,921,000	5,204,000
PENRO Romblon	1,048,000	1,017,000	2,065,000
Region V - Bicol	14,116,000	10,988,000	25,104,000

Regional Office V - Proper	5,314,000	4,491,000	9,805,000
PENRO Albay	1,744,000	1,038,000	2,782,000
PENRO Camarines Norte	1,714,000	675,000	2,389,000
PENRO Camarines Sur	1,015,000	1,950,000	2,965,000

850	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Catanduanes	1,283,000	675,000	1,958,000
PENRO Masbate	1,297,000	1,484,000	2,781,000
PENRO Sorsogon	1,749,000	675,000	2,424,000
Region VI - Western Visayas	13,910,000	12,592,000	26,502,000

Regional Office VI - Proper	5,108,000	5,584,000	10,692,000
PENRO Aklan	1,728,000	899,000	2,627,000
PENRO Antique	1,297,000	1,673,000	2,970,000
PENRO Capiz	1,309,000	864,000	2,173,000
PENRO Guimaras	1,740,000	630,000	2,370,000
PENRO Iloilo	431,000	1,285,000	1,716,000
PENRO Negros Occidental	2,297,000	1,657,000	3,954,000
Region VII - Central Visayas	11,727,000	11,339,000	23,066,000

Regional Office VII - Proper	5,863,000	5,321,000	11,184,000
PENRO Bohol	1,366,000	1,711,000	3,077,000
PENRO Cebu	1,742,000	1,731,000	3,473,000
PENRO Negros Oriental	1,015,000	1,711,000	2,726,000
PENRO Siquijor	1,741,000	865,000	2,606,000
Region VIII - Eastern Visayas	12,211,000	12,533,000	24,744,000

Regional Office VIII - Proper	5,217,000	3,192,000	8,409,000
PENRO Biliran	1,305,000	753,000	2,058,000
PENRO Eastern Samar	1,318,000	1,467,000	2,785,000
PENRO Leyte	440,000	2,190,000	2,630,000
PENRO Northern Samar	1,742,000	2,039,000	3,781,000
PENRO Southern Leyte	1,167,000	1,429,000	2,596,000
PENRO Western Samar	1,022,000	1,463,000	2,485,000
Region IX - Zamboanga Peninsula	11,229,000	11,034,000	22,263,000

Regional Office IX - Proper	7,634,000	7,950,000	15,584,000
PENRO Zamboanga del Norte	569,000	1,335,000	1,904,000
PENRO Zamboanga del Sur	1,736,000	708,000	2,444,000
PENRO Zamboanga Sibugay	1,290,000	1,041,000	2,331,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	851

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region X - Northern Mindanao	13,252,000	12,648,000	25,900,000

Regional Office X - Proper	5,491,000	6,121,000	11,612,000
PENRO Bukidnon	1,721,000	2,017,000	3,738,000
PENRO Camiguin	1,728,000	398,000	2,126,000
PENRO Lanao del Norte	1,283,000	1,961,000	3,244,000
PENRO Misamis Occidental	1,732,000	1,071,000	2,803,000
PENRO Misamis Oriental	1,297,000	1,080,000	2,377,000
Region XI - Davao	18,289,000	11,392,000	29,681,000

Regional Office XI - Proper	6,504,000	4,873,000	11,377,000
PENRO Davao de Oro	1,997,000	1,128,000	3,125,000
PENRO Davao del Norte	1,294,000	1,233,000	2,527,000
PENRO Davao del Sur	1,728,000	1,571,000	3,299,000
PENRO Davao Occidental	5,620,000	557,000	6,177,000
PENRO Davao Oriental	1,146,000	2,030,000	3,176,000
Region XII - SOCCSKSARGEN	27,115,000	11,351,000	38,466,000

Regional Office XII - Proper	22,446,000	4,310,000	26,756,000
PENRO North Cotabato	2,866,000	1,704,000	4,570,000
PENRO Sarangani		1,782,000	1,782,000
PENRO South Cotabato		1,757,000	1,757,000
PENRO Sultan Kudarat	1,803,000	1,798,000	3,601,000
Region XIII - Caraga	15,408,000	12,532,000	27,940,000

Regional Office XIII - Proper	5,351,000	5,089,000	10,440,000
PENRO Agusan del Norte	2,521,000	1,928,000	4,449,000
PENRO Agusan del Sur	1,721,000	2,155,000	3,876,000
PENRO Dinagat Islands	1,733,000	860,000	2,593,000
PENRO Surigao del Norte	1,290,000	970,000	2,260,000
PENRO Surigao del Sur	2,792,000	1,530,000	4,322,000
Ecosystem Research Development and Extension Services	177,481,000	104,815,000	282,296,000

852	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)	177,481,000	104,815,000		282,296,000

Ecosystems Research and Development Bureau (ERDB)	177,481,000	104,815,000		282,296,000

Sub-total, Support to Operations	1,116,966,000	1,763,134,000	464,000,000	3,344,100,000

Operations
NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	564,788,000	1,055,184,000	68,000,000	1,687,972,000

Natural Resources Management Arrangement/Agreement and Permit Issuance	564,788,000	946,584,000	68,000,000	1,579,372,000

National Capital Region (NCR)	35,964,000	194,304,000		230,268,000

Central Office		132,106,000		132,106,000
Biodiversity Management Bureau (BMB)		2,850,000		2,850,000
Forest Management Bureau (FMB)		33,307,000		33,307,000
Land Management Bureau (LMB)		5,091,000		5,091,000
NCR - Proper	35,964,000	20,950,000		56,914,000
Region I - Ilocos	24,697,000	52,949,000	4,000,000	81,646,000

Regional Office I - Proper	8,151,000	4,791,000		12,942,000
PENRO Ilocos Norte	5,424,000	13,566,000	2,000,000	20,990,000
PENRO Ilocos Sur	4,327,000	11,589,000		15,916,000
PENRO La Union	1,617,000	5,550,000		7,167,000
PENRO Pangasinan	5,178,000	17,453,000	2,000,000	24,631,000
Cordillera Administrative Region (CAR)	26,104,000	68,230,000	4,000,000	98,334,000

Regional Office CAR - Proper	2,819,000	5,606,000		8,425,000
PENRO Abra	2,972,000	11,045,000		14,017,000
PENRO Apayao	5,187,000	17,665,000		22,852,000
PENRO Benguet	3,518,000	11,705,000	4,000,000	19,223,000
PENRO Ifugao	3,780,000	5,318,000		9,098,000
PENRO Kalinga	5,400,000	6,428,000		11,828,000
PENRO Mt. Province	2,428,000	10,463,000		12,891,000
Region II - Cagayan Valley	32,628,000	42,066,000	6,000,000	80,694,000

Regional Office II - Proper	5,740,000	9,321,000		15,061,000
PENRO Batanes	1,083,000	628,000		1,711,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	853

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Cagayan	8,450,000	11,539,000	2,000,000	21,989,000
PENRO Isabela	8,947,000	11,944,000		20,891,000
PENRO Nueva Vizcaya	6,776,000	5,260,000		12,036,000
PENRO Quirino	1,632,000	3,374,000	4,000,000	9,006,000
Region III - Central Luzon	18,664,000	46,718,000	6,000,000	71,382,000

Regional Office III - Proper	9,338,000	16,788,000		26,126,000
PENRO Aurora	7,162,000	5,039,000		12,201,000
PENRO Bataan	1,354,000	3,395,000		4,749,000
PENRO Bulacan		4,646,000	2,000,000	6,646,000
PENRO Nueva Ecija		7,259,000		7,259,000
PENRO Pampanga	541,000	2,732,000	2,000,000	5,273,000
PENRO Tarlac	269,000	3,407,000	2,000,000	5,676,000
PENRO Zambales		3,452,000		3,452,000
Region IVA - CALABARZON	42,459,000	45,335,000	4,000,000	91,794,000

Regional Office IVA - Proper	6,493,000	8,337,000		14,830,000
PENRO Batangas	1,357,000	7,291,000		8,648,000
PENRO Cavite	2,978,000	5,304,000		8,282,000
PENRO Laguna	4,080,000	5,937,000		10,017,000
PENRO Quezon	24,003,000	13,008,000	2,000,000	39,011,000
PENRO Rizal	3,548,000	5,458,000	2,000,000	11,006,000
Region IVB - MIMAROPA	49,270,000	47,214,000	4,000,000	100,484,000

Regional Office IVB - Proper	9,514,000	5,182,000		14,696,000
PENRO Marinduque	2,198,000	3,903,000	2,000,000	8,101,000
PENRO Occidental Mindoro	8,461,000	8,076,000		16,537,000
PENRO Oriental Mindoro	7,609,000	7,870,000		15,479,000
PENRO Palawan	18,760,000	18,895,000		37,655,000
PENRO Romblon	2,728,000	3,288,000	2,000,000	8,016,000
Region V - Bicol	35,981,000	29,492,000	4,000,000	69,473,000

Regional Office V - Proper	7,004,000	3,370,000		10,374,000

854	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Albay	3,211,000	3,635,000	2,000,000	8,846,000
PENRO Camarines Norte	2,884,000	4,480,000		7,364,000
PENRO Camarines Sur	13,824,000	8,083,000		21,907,000
PENRO Catanduanes	2,548,000	3,055,000		5,603,000
PENRO Masbate	4,323,000	4,502,000	2,000,000	10,825,000
PENRO Sorsogon	2,187,000	2,367,000		4,554,000
Region VI - Western Visayas	37,565,000	51,619,000	6,000,000	95,184,000

Regional Office VI - Proper	1,138,000	2,087,000		3,225,000
PENRO Aklan	4,082,000	8,210,000	2,000,000	14,292,000
PENRO Antique	5,693,000	8,412,000		14,105,000
PENRO Capiz	1,638,000	4,297,000	2,000,000	7,935,000
PENRO Guimaras	4,067,000	2,093,000		6,160,000
PENRO Iloilo	11,409,000	10,854,000	2,000,000	24,263,000
PENRO Negros Occidental	9,538,000	15,666,000		25,204,000
Region VII - Central Visayas	38,431,000	49,205,000	4,000,000	91,636,000

Regional Office VII - Proper	15,581,000	8,850,000		24,431,000
PENRO Bohol	6,506,000	11,549,000	2,000,000	20,055,000
PENRO Cebu	7,103,000	12,486,000		19,589,000
PENRO Negros Oriental	7,060,000	12,473,000	2,000,000	21,533,000
PENRO Siquijor	2,181,000	3,847,000		6,028,000
Region VIII - Eastern Visayas	26,206,000	50,471,000	6,000,000	82,677,000

Regional Office VIII - Proper	6,640,000	5,454,000		12,094,000
PENRO Biliran	541,000	3,392,000	2,000,000	5,933,000
PENRO Eastern Samar	3,244,000	6,490,000		9,734,000
PENRO Leyte	5,185,000	12,109,000	4,000,000	21,294,000
PENRO Northern Samar	3,518,000	8,835,000		12,353,000
PENRO Southern Leyte	3,259,000	6,657,000		9,916,000
PENRO Western Samar	3,819,000	7,534,000		11,353,000
Region IX - Zamboanga Peninsula	36,274,000	59,604,000	4,000,000	99,878,000

Regional Office IX - Proper	7,622,000	6,727,000		14,349,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	855

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Zamboanga del Norte	10,437,000	21,457,000	2,000,000	33,894,000
PENRO Zamboanga del Sur	6,773,000	9,970,000		16,743,000
PENRO Zamboanga Sibugay	11,442,000	21,450,000	2,000,000	34,892,000
Region X - Northern Mindanao	48,835,000	47,005,000	4,000,000	99,840,000

Regional Office X - Proper	4,146,000	1,838,000		5,984,000
PENRO Bukidnon	20,662,000	20,545,000	2,000,000	43,207,000
PENRO Camiguin	4,793,000	2,123,000	2,000,000	8,916,000
PENRO Lanao del Norte	6,570,000	6,620,000		13,190,000
PENRO Misamis Occidental	6,794,000	5,268,000		12,062,000
PENRO Misamis Oriental	5,870,000	10,611,000		16,481,000
Region XI - Davao	22,594,000	57,045,000	4,000,000	83,639,000

Regional Office XI - Proper	4,877,000	10,121,000		14,998,000
PENRO Davao de Oro	4,321,000	8,964,000	4,000,000	17,285,000
PENRO Davao del Norte	4,122,000	7,807,000		11,929,000
PENRO Davao del Sur	2,980,000	12,398,000		15,378,000
PENRO Davao Occidental		3,374,000		3,374,000
PENRO Davao Oriental	6,294,000	14,381,000		20,675,000
Region XII - SOCCSKSARGEN	40,394,000	51,482,000	4,000,000	95,876,000

Regional Office XII - Proper	6,190,000	9,201,000		15,391,000
PENRO North Cotabato	13,263,000	9,939,000		23,202,000
PENRO Sarangani	4,372,000	9,208,000		13,580,000
PENRO South Cotabato	4,656,000	11,750,000	2,000,000	18,406,000
PENRO Sultan Kudarat	11,913,000	11,384,000	2,000,000	25,297,000
Region XIII - Caraga	48,722,000	53,845,000	4,000,000	106,567,000

Regional Office XIII - Proper	12,230,000	9,998,000		22,228,000
PENRO Agusan del Norte	2,471,000	8,390,000		10,861,000
PENRO Agusan del Sur	24,643,000	14,337,000	1,000,000	39,980,000
PENRO Dinagat Islands	1,063,000	3,335,000	2,000,000	6,398,000
PENRO Surigao del Norte	1,590,000	7,171,000		8,761,000
PENRO Surigao del Sur	6,725,000	10,614,000	1,000,000	18,339,000

856	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations Against Illegal Environment and Natural Resources Activities	108,600,000	108,600,000

National Capital Region (NCR)	74,984,000	74,984,000

Central Office	71,433,000	71,433,000
Biodiversity Management Bureau (BMB)	2,651,000	2,651,000
NCR - Proper	900,000	900,000
Region I - Ilocos	1,020,000	1,020,000

Regional Office I - Proper	230,000	230,000
PENRO Ilocos Norte	249,000	249,000
PENRO Ilocos Sur	150,000	150,000
PENRO La Union	176,000	176,000
PENRO Pangasinan	215,000	215,000
Cordillera Administrative Region (CAR)	582,000	582,000

Regional Office CAR - Proper	67,000	67,000
PENRO Abra	146,000	146,000
PENRO Apayao	56,000	56,000
PENRO Benguet	97,000	97,000
PENRO Ifugao	65,000	65,000
PENRO Kalinga	47,000	47,000
PENRO Mt. Province	104,000	104,000
Region II - Cagayan Valley	1,900,000	1,900,000

Regional Office II - Proper	1,250,000	1,250,000
PENRO Batanes	174,000	174,000
PENRO Cagayan	204,000	204,000
PENRO Isabela	214,000	214,000
PENRO Nueva Vizcaya	29,000	29,000
PENRO Quirino	29,000	29,000
Region III - Central Luzon	2,850,000	2,850,000

Regional Office III - Proper	820,000	820,000
PENRO Aurora	355,000	355,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	857

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bataan	555,000	555,000
PENRO Bulacan	150,000	150,000
PENRO Nueva Ecija	150,000	150,000
PENRO Pampanga	315,000	315,000
PENRO Tarlac	150,000	150,000
PENRO Zambales	355,000	355,000
Region IVA - CALABARZON	1,941,000	1,941,000

Regional Office IVA - Proper	241,000	241,000
PENRO Batangas	580,000	580,000
PENRO Cavite	110,000	110,000
PENRO Laguna	222,000	222,000
PENRO Quezon	643,000	643,000
PENRO Rizal	145,000	145,000
Region IVB - MIMAROPA	1,340,000	1,340,000

Regional Office IVB - Proper	605,000	605,000
PENRO Marinduque	85,000	85,000
PENRO Occidental Mindoro	115,000	115,000
PENRO Oriental Mindoro	165,000	165,000
PENRO Palawan	205,000	205,000
PENRO Romblon	165,000	165,000
Region V - Bicol	1,309,000	1,309,000

Regional Office V - Proper	700,000	700,000
PENRO Albay	80,000	80,000
PENRO Camarines Norte	80,000	80,000
PENRO Camarines Sur	209,000	209,000
PENRO Catanduanes	80,000	80,000
PENRO Masbate	80,000	80,000
PENRO Sorsogon	80,000	80,000
Region VI - Western Visayas	6,452,000	6,452,000

Regional Office VI - Proper	430,000	430,000

858	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Aklan	3,312,000	3,312,000
PENRO Antique	365,000	365,000
PENRO Capiz	235,000	235,000
PENRO Guimaras	200,000	200,000
PENRO Iloilo	785,000	785,000
PENRO Negros Occidental	1,125,000	1,125,000
Region VII - Central Visayas	2,429,000	2,429,000

Regional Office VII - Proper	704,000	704,000
PENRO Bohol	500,000	500,000
PENRO Cebu	560,000	560,000
PENRO Negros Oriental	400,000	400,000
PENRO Siquijor	265,000	265,000
Region VIII - Eastern Visayas	4,574,000	4,574,000

Regional Office VIII - Proper	1,178,000	1,178,000
PENRO Biliran	303,000	303,000
PENRO Eastern Samar	570,000	570,000
PENRO Leyte	1,090,000	1,090,000
PENRO Northern Samar	304,000	304,000
PENRO Southern Leyte	559,000	559,000
PENRO Western Samar	570,000	570,000
Region IX - Zamboanga Peninsula	1,288,000	1,288,000

Regional Office IX - Proper	1,188,000	1,188,000
PENRO Zamboanga del Norte	50,000	50,000
PENRO Zamboanga del Sur	25,000	25,000
PENRO Zamboanga Sibugay	25,000	25,000
Region X - Northern Mindanao	2,300,000	2,300,000

Regional Office X - Proper	500,000	500,000
PENRO Bukidnon	233,000	233,000
PENRO Camiguin	367,000	367,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	859

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Lanao del Norte		400,000		400,000
PENRO Misamis Occidental		400,000		400,000
PENRO Misamis Oriental		400,000		400,000
Region XI - Davao		1,100,000		1,100,000

Regional Office XI - Proper		500,000		500,000
PENRO Davao de Oro		50,000		50,000
PENRO Davao del Norte		100,000		100,000
PENRO Davao del Sur		350,000		350,000
PENRO Davao Occidental		50,000		50,000
PENRO Davao Oriental		50,000		50,000
Region XII - SOCCSKSARGEN		2,260,000		2,260,000

Regional Office XII - Proper		1,130,000		1,130,000
PENRO North Cotabato		80,000		80,000
PENRO Sarangani		280,000		280,000
PENRO South Cotabato		480,000		480,000
PENRO Sultan Kudarat		290,000		290,000
Region XIII - Caraga		2,271,000		2,271,000

Regional Office XIII - Proper		746,000		746,000
PENRO Agusan del Norte		290,000		290,000
PENRO Agusan del Sur		410,000		410,000
PENRO Dinagat Islands		137,000		137,000
PENRO Surigao del Norte		315,000		315,000
PENRO Surigao del Sur		373,000		373,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM	3,879,026,000	3,362,483,000	1,577,781,000	8,819,290,000

PROTECTED AREAS, CAVES, AND WETLANDS DEVELOPMENT AND MANAGEMENT SUB-PROGRAM	873,111,000	1,134,944,000	442,921,000	2,450,976,000

Protected Areas Development and Management	873,111,000	1,134,944,000	442,921,000	2,450,976,000

National Capital Region (NCR)	19,984,000	183,823,000	200,000,000	403,807,000

Central Office		120,786,000	200,000,000	320,786,000

860	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Biodiversity Management Bureau (BMB)	11,456,000	39,148,000		50,604,000
NCR - Proper	8,528,000	23,889,000		32,417,000
Region I - Ilocos	39,362,000	48,562,000		87,924,000

Regional Office I - Proper	12,076,000	7,944,000		20,020,000
PENRO Ilocos Norte	7,024,000	10,789,000		17,813,000
PENRO Ilocos Sur	7,960,000	16,267,000		24,227,000
PENRO La Union	2,293,000	5,245,000		7,538,000
PENRO Pangasinan	10,009,000	8,317,000		18,326,000
Cordillera Administrative Region (CAR)	59,396,000	31,740,000	6,595,000	97,731,000

Regional Office CAR - Proper	12,082,000	3,412,000		15,494,000
PENRO Abra	6,329,000	4,297,000	2,603,000	13,229,000
PENRO Apayao	7,464,000	900,000		8,364,000
PENRO Benguet	8,696,000	15,670,000	3,490,000	27,856,000
PENRO Ifugao	7,189,000	2,330,000		9,519,000
PENRO Kalinga	7,170,000	4,284,000	365,000	11,819,000
PENRO Mt. Province	10,466,000	847,000	137,000	11,450,000
Region II - Cagayan Valley	77,481,000	75,921,000	9,017,000	162,419,000

Regional Office II - Proper	10,560,000	5,704,000		16,264,000
PENRO Batanes	3,439,000	7,894,000		11,333,000
PENRO Cagayan	20,257,000	22,083,000	557,000	42,897,000
PENRO Isabela	25,931,000	17,419,000	1,837,000	45,187,000
PENRO Nueva Vizcaya	8,481,000	16,726,000	168,000	25,375,000
PENRO Quirino	8,813,000	6,095,000	6,455,000	21,363,000
Region III - Central Luzon	79,992,000	59,675,000	12,019,000	151,686,000

Regional Office III - Proper	11,981,000	12,579,000		24,560,000
PENRO Aurora	8,934,000	15,922,000		24,856,000
PENRO Bataan	9,798,000	9,294,000	2,100,000	21,192,000
PENRO Bulacan	10,629,000	4,193,000	4,466,000	19,288,000
PENRO Nueva Ecija	14,413,000	7,050,000	5,027,000	26,490,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	861

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Pampanga	7,220,000	3,925,000	426,000	11,571,000
PENRO Tarlac	8,697,000	1,035,000		9,732,000
PENRO Zambales	8,320,000	5,677,000		13,997,000
Region IVA - CALABARZON	59,691,000	59,879,000	7,140,000	126,710,000

Regional Office IVA - Proper	10,707,000	7,819,000		18,526,000
PENRO Batangas	6,662,000	4,384,000		11,046,000
PENRO Cavite	8,437,000	3,554,000		11,991,000
PENRO Laguna	7,562,000	4,319,000	525,000	12,406,000
PENRO Quezon	20,411,000	25,251,000	1,365,000	47,027,000
PENRO Rizal	5,912,000	14,552,000	5,250,000	25,714,000
Region IVB - MIMAROPA	70,785,000	74,133,000	6,195,000	151,113,000

Regional Office IVB - Proper	9,395,000	7,246,000	210,000	16,851,000
PENRO Marinduque	5,301,000	8,251,000		13,552,000
PENRO Occidental Mindoro	17,724,000	23,392,000	210,000	41,326,000
PENRO Oriental Mindoro	7,086,000	5,420,000		12,506,000
PENRO Palawan	25,799,000	21,114,000	5,775,000	52,688,000
PENRO Romblon	5,480,000	8,710,000		14,190,000
Region V - Bicol	60,039,000	91,949,000	17,862,000	169,850,000

Regional Office V - Proper	15,133,000	21,999,000	3,070,000	40,202,000
PENRO Albay	5,458,000	11,878,000		17,336,000
PENRO Camarines Norte	5,234,000	10,988,000	3,450,000	19,672,000
PENRO Camarines Sur	14,996,000	14,418,000	4,182,000	33,596,000
PENRO Catanduanes	4,634,000	11,508,000	5,660,000	21,802,000
PENRO Masbate	9,194,000	10,534,000	1,500,000	21,228,000
PENRO Sorsogon	5,390,000	10,624,000		16,014,000
Region VI - Western Visayas	58,837,000	63,103,000	23,248,000	145,188,000

Regional Office VI - Proper	12,880,000	2,527,000	357,000	15,764,000
PENRO Aklan	8,154,000	1,933,000	3,574,000	13,661,000
PENRO Antique	8,489,000	15,793,000		24,282,000

862	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Capiz	3,247,000	3,572,000	2,647,000	9,466,000
PENRO Guimaras	3,817,000	2,122,000		5,939,000
PENRO Iloilo	11,681,000	6,699,000	1,382,000	19,762,000
PENRO Negros Occidental	10,569,000	30,457,000	15,288,000	56,314,000
Region VII - Central Visayas	55,550,000	65,511,000	1,771,000	122,832,000

Regional Office VII - Proper	12,420,000	5,536,000		17,956,000
PENRO Bohol	13,096,000	31,345,000	1,246,000	45,687,000
PENRO Cebu	14,619,000	16,205,000	525,000	31,349,000
PENRO Negros Oriental	12,160,000	10,972,000		23,132,000
PENRO Siquijor	3,255,000	1,453,000		4,708,000
Region VIII - Eastern Visayas	39,580,000	46,959,000	22,747,000	109,286,000

Regional Office VIII - Proper	5,725,000	11,228,000		16,953,000
PENRO Biliran	2,912,000	24,000		2,936,000
PENRO Eastern Samar	4,877,000	4,342,000	16,584,000	25,803,000
PENRO Leyte	7,400,000	12,680,000	315,000	20,395,000
PENRO Northern Samar	6,154,000	6,400,000	2,047,000	14,601,000
PENRO Southern Leyte	5,797,000	1,393,000		7,190,000
PENRO Western Samar	6,715,000	10,892,000	3,801,000	21,408,000
Region IX - Zamboanga Peninsula	61,690,000	57,735,000	3,045,000	122,470,000

Regional Office IX - Proper	9,876,000	19,812,000		29,688,000
PENRO Zamboanga del Norte	18,484,000	9,694,000	1,228,000	29,406,000
PENRO Zamboanga del Sur	12,263,000	13,859,000	294,000	26,416,000
PENRO Zamboanga Sibugay	21,067,000	14,370,000	1,523,000	36,960,000
Region X - Northern Mindanao	59,933,000	77,135,000	5,019,000	142,087,000

Regional Office X - Proper	14,156,000	5,810,000		19,966,000
PENRO Bukidnon	16,390,000	19,348,000	4,636,000	40,374,000
PENRO Camiguin	1,100,000	5,357,000		6,457,000
PENRO Lanao del Norte	9,842,000	11,910,000		21,752,000
PENRO Misamis Occidental	9,350,000	15,536,000		24,886,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	863

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Misamis Oriental	9,095,000	19,174,000	383,000	28,652,000
Region XI - Davao	59,897,000	81,785,000	684,000	142,366,000

Regional Office XI - Proper	19,416,000	8,991,000		28,407,000
PENRO Davao de Oro	7,820,000	13,590,000		21,410,000
PENRO Davao del Norte	7,293,000	4,626,000	396,000	12,315,000
PENRO Davao del Sur	8,955,000	18,676,000		27,631,000
PENRO Davao Occidental	278,000	2,558,000		2,836,000
PENRO Davao Oriental	16,135,000	33,344,000	288,000	49,767,000
Region XII - SOCCSKSARGEN	18,233,000	37,003,000	35,853,000	91,089,000

Regional Office XII - Proper	2,271,000	3,749,000		6,020,000
PENRO North Cotabato	5,555,000	7,965,000	16,459,000	29,979,000
PENRO Sarangani	3,620,000	6,420,000		10,040,000
PENRO South Cotabato	3,652,000	15,869,000	19,394,000	38,915,000
PENRO Sultan Kudarat	3,135,000	3,000,000		6,135,000
Region XIII - Caraga	52,661,000	80,031,000	91,726,000	224,418,000

Regional Office XIII - Proper	4,361,000	15,124,000		19,485,000
PENRO Agusan del Norte	8,956,000	5,275,000	11,657,000	25,888,000
PENRO Agusan del Sur	11,034,000	24,040,000	62,478,000	97,552,000
PENRO Dinagat Islands	7,150,000	6,527,000		13,677,000
PENRO Surigao del Norte	9,821,000	17,916,000	11,229,000	38,966,000
PENRO Surigao del Sur	11,339,000	11,149,000	6,362,000	28,850,000
WILDLIFE RESOURCES CONSERVATION SUB-PROGRAM		194,096,000		194,096,000

Protection and Conservation of Wildlife		194,096,000		194,096,000

National Capital Region (NCR)		135,894,000		135,894,000

Central Office		115,283,000		115,283,000
Biodiversity Management Bureau (BMB)		20,490,000		20,490,000
NCR - Proper		121,000		121,000
Region I - Ilocos		4,405,000		4,405,000

Regional Office I - Proper		777,000		777,000

864	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Ilocos Norte	1,404,000	1,404,000
PENRO Ilocos Sur	307,000	307,000
PENRO La Union	309,000	309,000
PENRO Pangasinan	1,608,000	1,608,000
Cordillera Administrative Region (CAR)	1,999,000	1,999,000

Regional Office CAR - Proper	1,399,000	1,399,000
PENRO Abra	200,000	200,000
PENRO Apayao	400,000	400,000
Region II - Cagayan Valley	3,250,000	3,250,000

Regional Office II - Proper	1,338,000	1,338,000
PENRO Batanes	218,000	218,000
PENRO Cagayan	576,000	576,000
PENRO Isabela	926,000	926,000
PENRO Quirino	192,000	192,000
Region III - Central Luzon	3,145,000	3,145,000

Regional Office III - Proper	315,000	315,000
PENRO Aurora	360,000	360,000
PENRO Bataan	370,000	370,000
PENRO Bulacan	90,000	90,000
PENRO Nueva Ecija	810,000	810,000
PENRO Pampanga	800,000	800,000
PENRO Tarlac	60,000	60,000
PENRO Zambales	340,000	340,000
Region IVA - CALABARZON	2,840,000	2,840,000

Regional Office IVA - Proper	1,610,000	1,610,000
PENRO Batangas	420,000	420,000
PENRO Cavite	130,000	130,000
PENRO Laguna	100,000	100,000
PENRO Quezon	510,000	510,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	865

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Rizal	70,000	70,000
Region IVB - MIMAROPA	14,341,000	14,341,000

Regional Office IVB - Proper	108,000	108,000
PENRO Marinduque	681,000	681,000
PENRO Occidental Mindoro	6,704,000	6,704,000
PENRO Oriental Mindoro	660,000	660,000
PENRO Palawan	5,688,000	5,688,000
PENRO Romblon	500,000	500,000
Region V - Bicol	2,840,000	2,840,000

Regional Office V - Proper	793,000	793,000
PENRO Albay	229,000	229,000
PENRO Camarines Norte	258,000	258,000
PENRO Camarines Sur	886,000	886,000
PENRO Catanduanes	122,000	122,000
PENRO Masbate	263,000	263,000
PENRO Sorsogon	289,000	289,000
Region VI - Western Visayas	3,340,000	3,340,000

Regional Office VI - Proper	729,000	729,000
PENRO Aklan	366,000	366,000
PENRO Antique	277,000	277,000
PENRO Capiz	379,000	379,000
PENRO Guimaras	399,000	399,000
PENRO Iloilo	666,000	666,000
PENRO Negros Occidental	524,000	524,000
Region VII - Central Visayas	3,706,000	3,706,000

Regional Office VII - Proper	842,000	842,000
PENRO Bohol	1,016,000	1,016,000
PENRO Cebu	485,000	485,000
PENRO Negros Oriental	813,000	813,000

866	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Siquijor	550,000	550,000
Region VIII - Eastern Visayas	2,956,000	2,956,000

Regional Office VIII - Proper	1,734,000	1,734,000
PENRO Biliran	131,000	131,000
PENRO Eastern Samar	118,000	118,000
PENRO Leyte	613,000	613,000
PENRO Northern Samar	118,000	118,000
PENRO Southern Leyte	118,000	118,000
PENRO Western Samar	124,000	124,000
Region IX - Zamboanga Peninsula	3,987,000	3,987,000

Regional Office IX - Proper	1,614,000	1,614,000
PENRO Zamboanga del Norte	664,000	664,000
PENRO Zamboanga del Sur	446,000	446,000
PENRO Zamboanga Sibugay	1,263,000	1,263,000
Region X - Northern Mindanao	3,092,000	3,092,000

Regional Office X - Proper	642,000	642,000
PENRO Bukidnon	750,000	750,000
PENRO Camiguin	350,000	350,000
PENRO Lanao del Norte	250,000	250,000
PENRO Misamis Occidental	300,000	300,000
PENRO Misamis Oriental	800,000	800,000
Region XI - Davao	2,074,000	2,074,000

Regional Office XI - Proper	1,444,000	1,444,000
PENRO Davao de Oro	20,000	20,000
PENRO Davao del Norte	550,000	550,000
PENRO Davao del Sur	20,000	20,000
PENRO Davao Occidental	20,000	20,000
PENRO Davao Oriental	20,000	20,000
Region XII - SOCCSKSARGEN	2,599,000	2,599,000

Regional Office XII - Proper	1,399,000	1,399,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	867

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO North Cotabato	150,000		150,000
PENRO Sarangani	605,000		605,000
PENRO South Cotabato	220,000		220,000
PENRO Sultan Kudarat	225,000		225,000
Region XIII - Caraga	3,628,000		3,628,000

Regional Office XIII - Proper	148,000		148,000
PENRO Agusan del Norte	1,090,000		1,090,000
PENRO Agusan del Sur	630,000		630,000
PENRO Dinagat Islands	300,000		300,000
PENRO Surigao del Norte	830,000		830,000
PENRO Surigao del Sur	630,000		630,000
COASTAL AND MARINE ECOSYSTEMS REHABILITATION SUB-PROGRAM	246,513,000	46,000,000	292,513,000

Management of Coastal and Marine Resources/Areas	246,513,000	46,000,000	292,513,000

National Capital Region (NCR)	81,258,000	18,000,000	99,258,000

Central Office	34,775,000	18,000,000	52,775,000
Biodiversity Management Bureau (BMB)	43,933,000		43,933,000
NCR - Proper	2,550,000		2,550,000
Region I - Ilocos	6,229,000		6,229,000

Regional Office I - Proper	2,340,000		2,340,000
PENRO Ilocos Norte	146,000		146,000
PENRO Ilocos Sur	154,000		154,000
PENRO La Union	1,743,000		1,743,000
PENRO Pangasinan	1,846,000		1,846,000
Region II - Cagayan Valley	11,639,000		11,639,000

Regional Office II - Proper	3,819,000		3,819,000
PENRO Batanes	1,788,000		1,788,000
PENRO Cagayan	3,498,000		3,498,000
PENRO Isabela	2,534,000		2,534,000

868	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon	3,393,000		3,393,000

Regional Office III - Proper	2,290,000		2,290,000
PENRO Zambales	1,103,000		1,103,000
Region IVA - CALABARZON	6,426,000	5,000,000	11,426,000

Regional Office IVA - Proper	2,014,000		2,014,000
PENRO Batangas	1,294,000	5,000,000	6,294,000
PENRO Cavite	984,000		984,000
PENRO Quezon	2,134,000		2,134,000
Region IVB - MIMAROPA	18,484,000		18,484,000

Regional Office IVB - Proper	1,600,000		1,600,000
PENRO Marinduque	448,000		448,000
PENRO Occidental Mindoro	3,048,000		3,048,000
PENRO Oriental Mindoro	850,000		850,000
PENRO Palawan	12,218,000		12,218,000
PENRO Romblon	320,000		320,000
Region V - Bicol	21,286,000		21,286,000

Regional Office V - Proper	6,522,000		6,522,000
PENRO Albay	1,115,000		1,115,000
PENRO Camarines Norte	1,115,000		1,115,000
PENRO Camarines Sur	2,980,000		2,980,000
PENRO Catanduanes	720,000		720,000
PENRO Masbate	7,229,000		7,229,000
PENRO Sorsogon	1,605,000		1,605,000
Region VI - Western Visayas	10,228,000	23,000,000	33,228,000

Regional Office VI - Proper	1,672,000		1,672,000
PENRO Aklan	1,175,000		1,175,000
PENRO Antique	300,000	23,000,000	23,300,000
PENRO Capiz	590,000		590,000
PENRO Guimaras	4,394,000		4,394,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	869

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Iloilo	300,000	300,000
PENRO Negros Occidental	1,797,000	1,797,000
Region VII - Central Visayas	18,618,000	18,618,000

Regional Office VII - Proper	4,679,000	4,679,000
PENRO Bohol	5,467,000	5,467,000
PENRO Cebu	4,481,000	4,481,000
PENRO Negros Oriental	3,136,000	3,136,000
PENRO Siquijor	855,000	855,000
Region VIII - Eastern Visayas	11,845,000	11,845,000

Regional Office VIII - Proper	3,240,000	3,240,000
PENRO Eastern Samar	2,335,000	2,335,000
PENRO Leyte	3,300,000	3,300,000
PENRO Northern Samar	2,970,000	2,970,000
Region IX - Zamboanga Peninsula	15,654,000	15,654,000

Regional Office IX - Proper	5,318,000	5,318,000
PENRO Zamboanga del Norte	5,456,000	5,456,000
PENRO Zamboanga del Sur	2,077,000	2,077,000
PENRO Zamboanga Sibugay	2,803,000	2,803,000
Region X - Northern Mindanao	8,600,000	8,600,000

Regional Office X - Proper	1,787,000	1,787,000
PENRO Camiguin	624,000	624,000
PENRO Lanao del Norte	724,000	724,000
PENRO Misamis Occidental	2,906,000	2,906,000
PENRO Misamis Oriental	2,559,000	2,559,000
Region XI - Davao	9,052,000	9,052,000

Regional Office XI - Proper	6,174,000	6,174,000
PENRO Davao de Oro	1,214,000	1,214,000
PENRO Davao del Sur	100,000	100,000
PENRO Davao Oriental	1,564,000	1,564,000

870	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XII - SOCCSKSARGEN		10,094,000	10,094,000

Regional Office XII - Proper		4,510,000	4,510,000
PENRO Sarangani		3,894,000	3,894,000
PENRO Sultan Kudarat		1,690,000	1,690,000
Region XIII - Caraga		13,707,000	13,707,000

Regional Office XIII - Proper		3,871,000	3,871,000
PENRO Agusan del Norte		670,000	670,000
PENRO Dinagat Islands		1,485,000	1,485,000
PENRO Surigao del Norte		5,761,000	5,761,000
PENRO Surigao del Sur		1,920,000	1,920,000
LAND MANAGEMENT SUB-PROGRAM	1,376,575,000	744,411,000	2,120,986,000

Land Management and Governance	1,284,155,000	589,015,000	1,873,170,000

National Capital Region (NCR)	52,084,000	90,381,000	142,465,000

Central Office		40,606,000	40,606,000
Land Management Bureau (LMB)		44,418,000	44,418,000
NCR - Proper	52,084,000	5,357,000	57,441,000
Region I - Ilocos	63,101,000	21,534,000	84,635,000

Regional Office I - Proper	28,956,000	10,817,000	39,773,000
PENRO Ilocos Norte	9,000,000	2,469,000	11,469,000
PENRO Ilocos Sur	8,943,000	2,779,000	11,722,000
PENRO La Union	3,261,000	1,356,000	4,617,000
PENRO Pangasinan	12,941,000	4,113,000	17,054,000
Cordillera Administrative Region (CAR)	83,950,000	31,876,000	115,826,000

Regional Office CAR - Proper	29,134,000	11,157,000	40,291,000
PENRO Abra	9,274,000	3,899,000	13,173,000
PENRO Apayao	9,198,000	5,533,000	14,731,000
PENRO Benguet	9,248,000	5,781,000	15,029,000
PENRO Ifugao	8,385,000	1,210,000	9,595,000
PENRO Kalinga	9,292,000	1,138,000	10,430,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	871

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Mt. Province	9,419,000	3,158,000	12,577,000
Region II - Cagayan Valley	107,586,000	102,974,000	210,560,000

Regional Office II - Proper	32,552,000	93,413,000	125,965,000
PENRO Batanes	5,823,000	551,000	6,374,000
PENRO Cagayan	21,221,000	3,142,000	24,363,000
PENRO Isabela	21,860,000	3,463,000	25,323,000
PENRO Nueva Vizcaya	13,503,000	1,702,000	15,205,000
PENRO Quirino	12,627,000	703,000	13,330,000
Region III - Central Luzon	132,077,000	29,759,000	161,836,000

Regional Office III - Proper	43,692,000	19,159,000	62,851,000
PENRO Aurora	11,463,000	1,172,000	12,635,000
PENRO Bataan	13,456,000	822,000	14,278,000
PENRO Bulacan	14,712,000	2,045,000	16,757,000
PENRO Nueva Ecija	14,689,000	1,566,000	16,255,000
PENRO Pampanga	5,558,000	1,692,000	7,250,000
PENRO Tarlac	13,646,000	1,325,000	14,971,000
PENRO Zambales	14,861,000	1,978,000	16,839,000
Region IVA - CALABARZON	88,868,000	28,150,000	117,018,000

Regional Office IVA - Proper	34,867,000	10,485,000	45,352,000
PENRO Batangas	10,653,000	1,185,000	11,838,000
PENRO Cavite	8,273,000	910,000	9,183,000
PENRO Laguna	11,276,000	1,296,000	12,572,000
PENRO Quezon	15,658,000	13,439,000	29,097,000
PENRO Rizal	8,141,000	835,000	8,976,000
Region IVB - MIMAROPA	88,713,000	17,630,000	106,343,000

Regional Office IVB - Proper	32,364,000	9,428,000	41,792,000
PENRO Marinduque	5,786,000	1,621,000	7,407,000
PENRO Occidental Mindoro	12,267,000	1,559,000	13,826,000
PENRO Oriental Mindoro	8,547,000	1,489,000	10,036,000

872	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Palawan	24,439,000	2,052,000	26,491,000
PENRO Romblon	5,310,000	1,481,000	6,791,000
Region V - Bicol	76,445,000	44,009,000	120,454,000

Regional Office V - Proper	33,374,000	40,148,000	73,522,000
PENRO Albay	8,267,000	632,000	8,899,000
PENRO Camarines Norte	6,017,000	598,000	6,615,000
PENRO Camarines Sur	11,453,000	757,000	12,210,000
PENRO Catanduanes	4,507,000	613,000	5,120,000
PENRO Masbate	8,995,000	636,000	9,631,000
PENRO Sorsogon	3,832,000	625,000	4,457,000
Region VI - Western Visayas	70,885,000	49,989,000	120,874,000

Regional Office VI - Proper	23,417,000	28,827,000	52,244,000
PENRO Aklan	7,792,000	4,734,000	12,526,000
PENRO Antique	9,000,000	1,893,000	10,893,000
PENRO Capiz	4,663,000	8,669,000	13,332,000
PENRO Guimaras	4,394,000	651,000	5,045,000
PENRO Iloilo	9,638,000	3,508,000	13,146,000
PENRO Negros Occidental	11,981,000	1,707,000	13,688,000
Region VII - Central Visayas	58,219,000	30,201,000	88,420,000

Regional Office VII - Proper	27,615,000	13,041,000	40,656,000
PENRO Bohol	7,480,000	8,505,000	15,985,000
PENRO Cebu	10,531,000	5,165,000	15,696,000
PENRO Negros Oriental	7,613,000	2,154,000	9,767,000
PENRO Siquijor	4,980,000	1,336,000	6,316,000
Region VIII - Eastern Visayas	92,429,000	27,797,000	120,226,000

Regional Office VIII - Proper	28,794,000	8,414,000	37,208,000
PENRO Biliran	3,667,000	1,739,000	5,406,000
PENRO Eastern Samar	10,920,000	2,336,000	13,256,000
PENRO Leyte	17,646,000	3,777,000	21,423,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	873

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Northern Samar	10,439,000	2,145,000	12,584,000
PENRO Southern Leyte	9,970,000	2,282,000	12,252,000
PENRO Western Samar	10,993,000	7,104,000	18,097,000
Region IX - Zamboanga Peninsula	103,621,000	17,751,000	121,372,000

Regional Office IX - Proper	38,333,000	12,435,000	50,768,000
PENRO Zamboanga del Norte	27,556,000	2,306,000	29,862,000
PENRO Zamboanga del Sur	11,990,000	1,870,000	13,860,000
PENRO Zamboanga Sibugay	25,742,000	1,140,000	26,882,000
Region X - Northern Mindanao	79,527,000	24,684,000	104,211,000

Regional Office X - Proper	31,480,000	11,826,000	43,306,000
PENRO Bukidnon	18,925,000	3,715,000	22,640,000
PENRO Camiguin	3,210,000	2,201,000	5,411,000
PENRO Lanao del Norte	8,818,000	807,000	9,625,000
PENRO Misamis Occidental	8,896,000	3,021,000	11,917,000
PENRO Misamis Oriental	8,198,000	3,114,000	11,312,000
Region XI - Davao	73,464,000	24,116,000	97,580,000

Regional Office XI - Proper	28,501,000	15,735,000	44,236,000
PENRO Davao de Oro	7,932,000	1,321,000	9,253,000
PENRO Davao del Norte	9,046,000	1,548,000	10,594,000
PENRO Davao del Sur	11,187,000	1,928,000	13,115,000
PENRO Davao Occidental	297,000	1,133,000	1,430,000
PENRO Davao Oriental	16,501,000	2,451,000	18,952,000
Region XII - SOCCSKSARGEN	44,528,000	20,974,000	65,502,000

Regional Office XII - Proper	22,491,000	14,421,000	36,912,000
PENRO North Cotabato	7,420,000	1,722,000	9,142,000
PENRO Sarangani	4,018,000	1,672,000	5,690,000
PENRO South Cotabato	3,998,000	1,566,000	5,564,000
PENRO Sultan Kudarat	6,601,000	1,593,000	8,194,000

874	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XIII - Caraga	68,658,000	27,190,000	95,848,000

Regional Office XIII - Proper	16,247,000	20,159,000	36,406,000
PENRO Agusan del Norte	8,945,000	1,174,000	10,119,000
PENRO Agusan del Sur	15,700,000	2,239,000	17,939,000
PENRO Dinagat Islands	5,193,000	609,000	5,802,000
PENRO Surigao del Norte	5,798,000	1,175,000	6,973,000
PENRO Surigao del Sur	16,775,000	1,834,000	18,609,000
For the Requirements of the Comprehensive Agrarian Reform Program	92,420,000	155,396,000	247,816,000

National Capital Region (NCR)	10,753,000	155,396,000	166,149,000

Central Office	10,753,000	155,396,000	166,149,000
Region I - Ilocos	5,216,000		5,216,000

Regional Office I - Proper	5,216,000		5,216,000
Cordillera Administrative Region (CAR)	3,558,000		3,558,000

Regional Office CAR - Proper	3,558,000		3,558,000
Region II - Cagayan Valley	5,920,000		5,920,000

Regional Office II - Proper	5,920,000		5,920,000
Region III - Central Luzon	5,902,000		5,902,000

Regional Office III - Proper	5,902,000		5,902,000
Region IVA - CALABARZON	4,985,000		4,985,000

Regional Office IVA - Proper	4,985,000		4,985,000
Region IVB - MIMAROPA	4,515,000		4,515,000

Regional Office IVB - Proper	4,515,000		4,515,000
Region V - Bicol	5,933,000		5,933,000

Regional Office V - Proper	5,933,000		5,933,000
Region VI - Western Visayas	5,360,000		5,360,000

Regional Office VI - Proper	5,360,000		5,360,000
Region VII - Central Visayas	5,578,000		5,578,000

Regional Office VII - Proper	5,578,000		5,578,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	875

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VIII - Eastern Visayas	6,224,000			6,224,000

Regional Office VIII - Proper	6,224,000			6,224,000
Region IX - Zamboanga Peninsula	4,452,000			4,452,000

Regional Office IX - Proper	4,452,000			4,452,000
Region X - Northern Mindanao	6,144,000			6,144,000

Regional Office X - Proper	6,144,000			6,144,000
Region XI - Davao	5,698,000			5,698,000

Regional Office XI - Proper	5,698,000			5,698,000
Region XII - SOCCSKSARGEN	6,068,000			6,068,000

Regional Office XII - Proper	6,068,000			6,068,000
Region XIII - Caraga	6,114,000			6,114,000

Regional Office XIII - Proper	6,114,000			6,114,000
FOREST AND WATERSHED MANAGEMENT SUB-PROGRAM	1,629,340,000	1,042,519,000	1,088,860,000	3,760,719,000

Forest Development, Rehabilitation, Maintenance and Protection	1,629,340,000	673,581,000	798,185,000	3,101,106,000

National Capital Region (NCR)	15,176,000	68,392,000	105,424,000	188,992,000

Central Office		37,064,000	103,460,000	140,524,000
Forest Management Bureau (FMB)		26,500,000	1,000,000	27,500,000
NCR - Proper	15,176,000	4,828,000	964,000	20,968,000
Region I - Ilocos	71,071,000	41,622,000	24,324,000	137,017,000

Regional Office I - Proper	6,310,000	25,881,000	5,400,000	37,591,000
PENRO Ilocos Norte	17,905,000	5,132,000	13,086,000	36,123,000
PENRO Ilocos Sur	17,822,000	3,514,000	1,414,000	22,750,000
PENRO La Union	5,627,000	1,969,000		7,596,000
PENRO Pangasinan	23,407,000	5,126,000	4,424,000	32,957,000
Cordillera Administrative Region (CAR)	147,682,000	49,499,000	41,910,000	239,091,000

Regional Office CAR - Proper	19,378,000	21,822,000	5,400,000	46,600,000
PENRO Abra	18,442,000	6,177,000	11,435,000	36,054,000
PENRO Apayao	25,766,000	5,340,000	10,719,000	41,825,000

876	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Benguet	21,206,000	4,010,000	3,602,000	28,818,000
PENRO Ifugao	19,690,000	3,792,000	1,581,000	25,063,000
PENRO Kalinga	24,637,000	4,156,000	3,372,000	32,165,000
PENRO Mt. Province	18,563,000	4,202,000	5,801,000	28,566,000
Region II - Cagayan Valley	144,829,000	31,535,000	21,183,000	197,547,000

Regional Office II - Proper	11,740,000	9,436,000	4,907,000	26,083,000
PENRO Batanes	5,896,000	1,469,000		7,365,000
PENRO Cagayan	46,338,000	7,520,000	7,508,000	61,366,000
PENRO Isabela	48,359,000	6,248,000	5,060,000	59,667,000
PENRO Nueva Vizcaya	17,782,000	3,660,000	802,000	22,244,000
PENRO Quirino	14,714,000	3,202,000	2,906,000	20,822,000
Region III - Central Luzon	98,604,000	45,434,000	58,993,000	203,031,000

Regional Office III - Proper	573,000	12,591,000	5,400,000	18,564,000
PENRO Aurora	16,044,000	3,237,000		19,281,000
PENRO Bataan	12,252,000	3,526,000	300,000	16,078,000
PENRO Bulacan	14,705,000	3,456,000	3,910,000	22,071,000
PENRO Nueva Ecija	14,799,000	5,330,000	11,614,000	31,743,000
PENRO Pampanga	8,815,000	4,233,000	12,650,000	25,698,000
PENRO Tarlac	14,813,000	8,132,000	14,934,000	37,879,000
PENRO Zambales	16,603,000	4,929,000	10,185,000	31,717,000
Region IVA - CALABARZON	91,137,000	44,562,000	31,933,000	167,632,000

Regional Office IVA - Proper	12,991,000	27,018,000	5,850,000	45,859,000
PENRO Batangas	11,402,000	3,237,000		14,639,000
PENRO Cavite	12,549,000	1,969,000		14,518,000
PENRO Laguna	9,119,000	2,817,000	1,945,000	13,881,000
PENRO Quezon	36,346,000	6,067,000	13,100,000	55,513,000
PENRO Rizal	8,730,000	3,454,000	11,038,000	23,222,000
Region IVB - MIMAROPA	124,590,000	39,491,000	60,109,000	224,190,000

Regional Office IVB - Proper	8,883,000	20,349,000	5,400,000	34,632,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	877

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Marinduque	8,714,000	1,781,000	1,901,000	12,396,000
PENRO Occidental Mindoro	17,180,000	4,497,000	14,062,000	35,739,000
PENRO Oriental Mindoro	24,162,000	4,579,000	13,337,000	42,078,000
PENRO Palawan	54,944,000	6,522,000	24,612,000	86,078,000
PENRO Romblon	10,707,000	1,763,000	797,000	13,267,000
Region V - Bicol	72,245,000	34,706,000	57,099,000	164,050,000

Regional Office V - Proper	11,056,000	9,486,000	2,700,000	23,242,000
PENRO Albay	11,422,000	3,149,000	2,507,000	17,078,000
PENRO Camarines Norte	8,508,000	3,891,000	11,078,000	23,477,000
PENRO Camarines Sur	16,433,000	8,024,000	21,985,000	46,442,000
PENRO Catanduanes	5,728,000	2,116,000	2,150,000	9,994,000
PENRO Masbate	12,556,000	5,373,000	11,654,000	29,583,000
PENRO Sorsogon	6,542,000	2,667,000	5,025,000	14,234,000
Region VI - Western Visayas	117,869,000	44,366,000	57,291,000	219,526,000

Regional Office VI - Proper	23,367,000	12,308,000	3,150,000	38,825,000
PENRO Aklan	17,970,000	6,189,000	8,882,000	33,041,000
PENRO Antique	15,508,000	4,840,000	7,727,000	28,075,000
PENRO Capiz	9,018,000	5,689,000	19,969,000	34,676,000
PENRO Guimaras	7,866,000	1,969,000		9,835,000
PENRO Iloilo	24,525,000	6,221,000	8,476,000	39,222,000
PENRO Negros Occidental	19,615,000	7,150,000	9,087,000	35,852,000
Region VII - Central Visayas	72,520,000	31,673,000	20,248,000	124,441,000

Regional Office VII - Proper	6,397,000	13,714,000	6,300,000	26,411,000
PENRO Bohol	19,441,000	5,259,000	11,090,000	35,790,000
PENRO Cebu	20,075,000	3,498,000	1,182,000	24,755,000
PENRO Negros Oriental	21,501,000	7,233,000	1,676,000	30,410,000
PENRO Siquijor	5,106,000	1,969,000		7,075,000
Region VIII - Eastern Visayas	110,890,000	65,386,000	75,921,000	252,197,000

Regional Office VIII - Proper	20,941,000	30,293,000	8,507,000	59,741,000
PENRO Biliran	4,678,000	2,625,000	3,008,000	10,311,000

878	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Eastern Samar	16,368,000	7,177,000	15,584,000	39,129,000
PENRO Leyte	21,573,000	9,767,000	23,029,000	54,369,000
PENRO Northern Samar	13,743,000	4,786,000	8,134,000	26,663,000
PENRO Southern Leyte	15,970,000	7,191,000	15,774,000	38,935,000
PENRO Western Samar	17,617,000	3,547,000	1,885,000	23,049,000
Region IX - Zamboanga Peninsula	111,696,000	31,572,000	30,186,000	173,454,000

Regional Office IX - Proper	19,162,000	17,607,000	4,050,000	40,819,000
PENRO Zamboanga del Norte	33,652,000	6,114,000	13,541,000	53,307,000
PENRO Zamboanga del Sur	18,714,000	3,837,000	6,699,000	29,250,000
PENRO Zamboanga Sibugay	40,168,000	4,014,000	5,896,000	50,078,000
Region X - Northern Mindanao	96,929,000	32,432,000	25,423,000	154,784,000

Regional Office X - Proper	11,463,000	11,175,000	7,200,000	29,838,000
PENRO Bukidnon	30,827,000	7,761,000	12,508,000	51,096,000
PENRO Camiguin	6,959,000	2,231,000	1,200,000	10,390,000
PENRO Lanao del Norte	17,113,000	3,512,000	240,000	20,865,000
PENRO Misamis Occidental	14,682,000	3,237,000		17,919,000
PENRO Misamis Oriental	15,885,000	4,516,000	4,275,000	24,676,000
Region XI - Davao	101,299,000	39,415,000	44,767,000	185,481,000

Regional Office XI - Proper	7,070,000	14,336,000	7,650,000	29,056,000
PENRO Davao de Oro	16,681,000	5,784,000	10,425,000	32,890,000
PENRO Davao del Norte	17,827,000	5,554,000	9,177,000	32,558,000
PENRO Davao del Sur	24,484,000	5,890,000	9,609,000	39,983,000
PENRO Davao Occidental	2,103,000	2,327,000	2,563,000	6,993,000
PENRO Davao Oriental	33,134,000	5,524,000	5,343,000	44,001,000
Region XII - SOCCSKSARGEN	83,447,000	31,152,000	43,108,000	157,707,000

Regional Office XII - Proper	16,221,000	12,849,000	3,600,000	32,670,000
PENRO North Cotabato	19,389,000	3,658,000	5,719,000	28,766,000
PENRO Sarangani	14,634,000	3,572,000	7,820,000	26,026,000
PENRO South Cotabato	15,422,000	5,497,000	14,133,000	35,052,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	879

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Sultan Kudarat	17,781,000	5,576,000	11,836,000	35,193,000
Region XIII - Caraga	169,356,000	42,344,000	100,266,000	311,966,000

Regional Office XIII - Proper	15,123,000	11,408,000	5,357,000	31,888,000
PENRO Agusan del Norte	39,902,000	7,676,000	34,164,000	81,742,000
PENRO Agusan del Sur	25,743,000	11,535,000	49,245,000	86,523,000
PENRO Dinagat Islands	12,614,000	1,433,000		14,047,000
PENRO Surigao del Norte	22,829,000	2,503,000		25,332,000
PENRO Surigao del Sur	53,145,000	7,789,000	11,500,000	72,434,000
Soil Conservation, Access to Water and Watershed Management Including River Basin Management and Development		368,938,000	290,675,000	659,613,000

National Capital Region (NCR)		265,920,000	105,098,000	371,018,000

Central Office		259,979,000	105,098,000	365,077,000
Forest Management Bureau (FMB)		3,191,000		3,191,000
NCR - Proper		2,750,000		2,750,000
Region I - Ilocos		4,650,000	1,500,000	6,150,000

Regional Office I - Proper		4,102,000		4,102,000
PENRO Ilocos Norte		144,000		144,000
PENRO Ilocos Sur		210,000	1,500,000	1,710,000
PENRO La Union		58,000		58,000
PENRO Pangasinan		136,000		136,000
Cordillera Administrative Region (CAR)		6,129,000	8,790,000	14,919,000

Regional Office CAR - Proper		5,971,000		5,971,000
PENRO Abra			1,465,000	1,465,000
PENRO Apayao			1,465,000	1,465,000
PENRO Benguet			1,465,000	1,465,000
PENRO Ifugao			1,465,000	1,465,000
PENRO Kalinga		108,000	1,465,000	1,573,000
PENRO Mt. Province		50,000	1,465,000	1,515,000
Region II - Cagayan Valley		5,963,000	7,325,000	13,288,000

Regional Office II - Proper		5,963,000	7,325,000	13,288,000

880	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon	6,971,000	22,708,000	29,679,000

Regional Office III - Proper	6,971,000	22,708,000	29,679,000
Region IVA - CALABARZON	7,850,000		7,850,000

Regional Office IVA - Proper	7,750,000		7,750,000
PENRO Laguna	100,000		100,000
Region IVB - MIMAROPA	6,339,000	5,494,000	11,833,000

Regional Office IVB - Proper	1,835,000		1,835,000
PENRO Marinduque	534,000		534,000
PENRO Occidental Mindoro	1,149,000		1,149,000
PENRO Oriental Mindoro	1,203,000	3,663,000	4,866,000
PENRO Palawan	1,298,000		1,298,000
PENRO Romblon	320,000	1,831,000	2,151,000
Region V - Bicol	6,331,000	18,312,000	24,643,000

Regional Office V - Proper	4,945,000		4,945,000
PENRO Albay	225,000	2,930,000	3,155,000
PENRO Camarines Norte	188,000	2,197,000	2,385,000
PENRO Camarines Sur	370,000	5,860,000	6,230,000
PENRO Catanduanes	152,000	1,465,000	1,617,000
PENRO Masbate	299,000	4,395,000	4,694,000
PENRO Sorsogon	152,000	1,465,000	1,617,000
Region VI - Western Visayas	7,395,000	14,650,000	22,045,000

Regional Office VI - Proper	7,395,000	14,650,000	22,045,000
Region VII - Central Visayas	6,682,000	9,522,000	16,204,000

Regional Office VII - Proper	4,802,000		4,802,000
PENRO Bohol	1,355,000	2,197,000	3,552,000
PENRO Cebu	205,000	2,930,000	3,135,000
PENRO Negros Oriental	160,000	2,197,000	2,357,000
PENRO Siquijor	160,000	2,198,000	2,358,000
Region VIII - Eastern Visayas	10,268,000	21,975,000	32,243,000

Regional Office VIII - Proper	5,499,000		5,499,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	881

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Biliran	582,000	7,325,000	7,907,000
PENRO Eastern Samar	471,000		471,000
PENRO Leyte	1,694,000	7,325,000	9,019,000
PENRO Southern Leyte	782,000	7,325,000	8,107,000
PENRO Western Samar	1,240,000		1,240,000
Region IX - Zamboanga Peninsula	6,245,000	14,650,000	20,895,000

Regional Office IX - Proper	6,245,000	14,650,000	20,895,000
Region X - Northern Mindanao	7,721,000	17,214,000	24,935,000

Regional Office X - Proper	6,340,000		6,340,000
PENRO Bukidnon	521,000	6,592,000	7,113,000
PENRO Lanao del Norte	205,000	2,564,000	2,769,000
PENRO Misamis Occidental	585,000	7,325,000	7,910,000
PENRO Misamis Oriental	70,000	733,000	803,000
Region XI - Davao	6,026,000	10,255,000	16,281,000

Regional Office XI - Proper	5,086,000		5,086,000
PENRO Davao de Oro	140,000	1,465,000	1,605,000
PENRO Davao del Norte	140,000	1,465,000	1,605,000
PENRO Davao del Sur	140,000	1,465,000	1,605,000
PENRO Davao Occidental	260,000	2,930,000	3,190,000
PENRO Davao Oriental	260,000	2,930,000	3,190,000
Region XII - SOCCSKSARGEN	5,965,000	14,650,000	20,615,000

Regional Office XII - Proper	4,965,000		4,965,000
PENRO North Cotabato	250,000	2,930,000	3,180,000
PENRO Sarangani	250,000	2,197,000	2,447,000
PENRO South Cotabato	250,000	5,127,000	5,377,000
PENRO Sultan Kudarat	250,000	4,396,000	4,646,000
Region XIII - Caraga	8,483,000	18,532,000	27,015,000

Regional Office XIII - Proper	6,773,000	18,532,000	25,305,000
PENRO Agusan del Norte	850,000		850,000

882	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PENRO Agusan del Sur	430,000		430,000
PENRO Surigao del Sur	430,000		430,000
ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM	86,356,000	3,230,000	89,586,000

Natural Resources Assessment	86,356,000	3,230,000	89,586,000

National Capital Region (NCR)	52,834,000	3,230,000	56,064,000

Central Office	42,660,000		42,660,000
Ecosystems Research and Development Bureau (ERDB)	4,516,000		4,516,000
Forest Management Bureau (FMB)	3,490,000	3,230,000	6,720,000
NCR - Proper	2,168,000		2,168,000
Region I - Ilocos	800,000		800,000

Regional Office I - Proper	800,000		800,000
Cordillera Administrative Region (CAR)	1,100,000		1,100,000

Regional Office CAR - Proper	1,100,000		1,100,000
Region II - Cagayan Valley	1,300,000		1,300,000

Regional Office II - Proper	1,300,000		1,300,000
Region III - Central Luzon	1,100,000		1,100,000

Regional Office III - Proper	1,100,000		1,100,000
Region IVA - CALABARZON	9,560,000		9,560,000

Regional Office IVA - Proper	9,160,000		9,160,000
PENRO Batangas	50,000		50,000
PENRO Cavite	50,000		50,000
PENRO Laguna	50,000		50,000
PENRO Quezon	200,000		200,000
PENRO Rizal	50,000		50,000
Region IVB - MIMAROPA	1,300,000		1,300,000

Regional Office IVB - Proper	1,300,000		1,300,000
Region V - Bicol	800,000		800,000

Regional Office V - Proper	800,000		800,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	883

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VI - Western Visayas		800,000		800,000

Regional Office VI - Proper		800,000		800,000
Region VII - Central Visayas		2,932,000		2,932,000

Regional Office VII - Proper		800,000		800,000
PENRO Bohol		932,000		932,000
PENRO Negros Oriental		1,200,000		1,200,000
Region VIII - Eastern Visayas		2,200,000		2,200,000

Regional Office VIII - Proper		1,099,000		1,099,000
PENRO Western Samar		1,101,000		1,101,000
Region IX - Zamboanga Peninsula		800,000		800,000

Regional Office IX - Proper		800,000		800,000
Region X - Northern Mindanao		900,000		900,000

Regional Office X - Proper		900,000		900,000
Region XI - Davao		900,000		900,000

Regional Office XI - Proper		900,000		900,000
Region XII - SOCCSKSARGEN		900,000		900,000

Regional Office XII - Proper		550,000		550,000
PENRO North Cotabato		350,000		350,000
Region XIII - Caraga		8,130,000		8,130,000

Regional Office XIII - Proper		2,666,000		2,666,000
PENRO Agusan del Norte		2,400,000		2,400,000
PENRO Surigao del Norte		932,000		932,000
PENRO Surigao del Sur		2,132,000		2,132,000

Sub-total, Operations	4,443,814,000	4,504,023,000	1,649,011,000	10,596,848,000

Total, Regular Programs	7,629,625,000	8,001,004,000	2,302,284,000	17,932,913,000

PROJECT(S)
Locally-Funded Project(s)
Development, Updating and Implementation of the Operational Plan for the Manila Bay Coastal Management Strategy Pursuant to SC Decision under GR No. 171947-48		680,687,000	558,604,000	1,239,291,000

884	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)				423,880,000		526,515,000		950,395,000

Central Office				83,817,000		481,512,000		565,329,000
NCR - Proper				340,063,000		45,003,000		385,066,000
Region III - Central Luzon				147,079,000		31,839,000		178,918,000

Regional Office III - Proper				147,079,000		31,839,000		178,918,000
Region IVA - CALABARZON				109,728,000		250,000		109,978,000

Regional Office IVA - Proper				109,728,000		250,000		109,978,000
Pasig River Rehabilitation		12,500,000		84,939,000				97,439,000

National Capital Region (NCR)		12,500,000		84,939,000				97,439,000

NCR - Proper		12,500,000		84,939,000				97,439,000

Sub-total, Locally Funded Project(s)		12,500,000		765,626,000		558,604,000		1,336,730,000

Total, Project(s)		12,500,000		765,626,000		558,604,000		1,336,730,000

TOTAL NEW APPROPRIATIONS	₱	7,642,125,000	₱	8,766,630,000	₱	2,860,888,000	₱	19,269,643,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	5,423,404

Total Permanent Positions	5,423,404

Other Compensation Common to All
Personnel Economic Relief Allowance	362,712
Representation Allowance	46,596
Transportation Allowance	39,702
Clothing and Uniform Allowance	105,791
Mid-Year Bonus - Civilian	451,963
Year End Bonus	451,963
Cash Gift	75,565
Productivity Enhancement Incentive	75,565
Step Increment	13,536

Total Other Compensation Common to All	1,623,393

Other Compensation for Specific Groups

DECEMBER 30, 2024	OFFICIAL GAZETTE	885

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Magna Carta for Science & Technology Personnel	13,555
Allowance of Attorney’s de Officio	41,130

Total Other Compensation for Specific Groups	54,685

Other Benefits
PAG-IBIG Contributions	36,226
PhilHealth Contributions	134,129
Employees Compensation Insurance Premiums	18,105
Loyalty Award - Civilian	33,515
Terminal Leave	213,748

Total Other Benefits	435,723

Non-Permanent Positions	104,920

Total Personnel Services	7,642,125

Maintenance and Other Operating Expenses
Travelling Expenses	1,225,046
Training and Scholarship Expenses	527,605
Supplies and Materials Expenses	1,120,625
Utility Expenses	340,260
Communication Expenses	190,843
Awards/Rewards and Prizes	6,304
Survey, Research, Exploration and Development Expenses	54,621
Demolition/Relocation and Desilting/Dredging Expenses	10,000
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	13,950
Extraordinary and Miscellaneous Expenses	7,698
Professional Services	2,327,312
General Services	1,017,809
Repairs and Maintenance	496,305
Financial Assistance/Subsidy	216,610
Taxes, Insurance Premiums and Other Fees	122,433
Labor and Wages	115,160
Other Maintenance and Operating Expenses
Advertising Expenses	18,160
Printing and Publication Expenses	36,605
Representation Expenses	270,248
Transportation and Delivery Expenses	5,303
Rent/Lease Expenses	132,521
Membership Dues and Contributions to Organizations	2,475
Subscription Expenses	174,852
Donations	15
Other Maintenance and Operating Expenses	333,870

Total Maintenance and Other Operating Expenses	8,766,630

Total Current Operating Expenditures	16,408,755

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	1,128,330
Infrastructure Outlay	757,333

886	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Buildings and Other Structures	416,647
Machinery and Equipment Outlay	518,808
Transportation Equipment Outlay	8,770
Furniture, Fixtures and Books Outlay	31,000

Total Capital Outlays	2,860,888

TOTAL NEW APPROPRIATIONS	19,269,643

B. ENVIRONMENTAL MANAGEMENT BUREAU

For general administration and support, support to operations, and operations, as indicated hereunder	₱	2,942,580,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	286,669,000	₱	128,598,000	₱	214,490,000	₱	629,757,000
Support to Operations		77,114,000		218,475,000		10,000,000		305,589,000
Operations		705,549,000		937,605,000		364,080,000		2,007,234,000

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM		248,432,000		145,185,000		33,730,000		427,347,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM		457,117,000		792,420,000		330,350,000		1,579,887,000

TOTAL NEW APPROPRIATIONS	₱	1,069,332,000	₱	1,284,678,000	₱	588,570,000	₱	2,942,580,000

Special Provision(s)

1. Air Quality Management Fund. In addition to the amounts appropriated herein, Thirty Five Million Pesos (₱35,000,000) shall be used to finance air quality rehabilitation, research, enforcement, monitoring, and technical assistance activities sourced from the fines imposed and damages awarded to the Republic of the Philippines by the Pollution Adjudication Board, proceeds of licenses and permits issued, emission fees, donations, endowments and contributions, constituted into the Air Quality Management Fund in accordance with Section 14 of R.A. No. 8749.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. National Water Quality Management Fund. In addition to the amounts appropriated herein, Five Million Pesos (₱5,000,000) shall be used for: (i) finance containment and clean-up operations of the government in water pollution cases; (ii) guarantee restoration of ecosystems and rehabilitation of affected areas; (iii) support to research, enforcement and monitoring activities; (iv) technical assistance to the implementing agencies; (v) support to information and educational campaign; and (vi) such other disbursements made solely for the prevention, control or abatement of water pollution and management, and administration of the management areas, sourced from the collections of fines imposed and damages awarded to the government by the Pollution Adjudication Board, proceeds of permits issued by the Department, endowments and grants in the form of contributions to the National Government under R.A. No. 9275, in accordance with Section 9 of the same Act.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Area Water Quality Management Fund. In addition to the amounts appropriated herein, Eleven Million Four Hundred Fifty Thousand Pesos (₱11,450,000) shall be used for: (i) grant of rewards and incentives for entities whose effluent discharges are better than the water quality criteria of the target classification of the receiving body of water; (ii) loans for acquisitions and repairs of facilities to reduce quantity and improve quality of wastewater discharges; and (iii) regular maintenance of the water bodies within the management area, sourced from the fines incurred by the establishments located in rural areas, fees collected under the wastewater charge system established under Section 13 of R.A. No. 9275, donations, endowments and grants for water quality management of the area, in accordance with Section 10 of the same Act.

DECEMBER 30, 2024	OFFICIAL GAZETTE	887

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

4. Reporting and Posting Requirements. The Environmental Management Bureau (EMB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) EMB’s website.

The EMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	238,368,000	₱	128,598,000	₱	214,490,000	₱	581,456,000

National Capital Region (NCR)		47,816,000		53,696,000		19,600,000		121,112,000

Central Office		33,350,000		47,897,000		19,600,000		100,847,000
Regional Office - NCR		14,466,000		5,799,000				20,265,000
Region I - Ilocos		10,454,000		3,300,000		6,100,000		19,854,000

Regional Office - I		10,454,000		3,300,000		6,100,000		19,854,000
Cordillera Administrative Region (CAR)		11,565,000		2,951,000		6,100,000		20,616,000

Regional Office - CAR		11,565,000		2,951,000		6,100,000		20,616,000
Region II - Cagayan Valley		10,220,000		2,963,000		8,500,000		21,683,000

Regional Office - II		10,220,000		2,963,000		8,500,000		21,683,000
Region III - Central Luzon		17,058,000		3,670,000		5,400,000		26,128,000

Regional Office - III		17,058,000		3,670,000		5,400,000		26,128,000
Region IVA - CALABARZON		14,436,000		13,835,000		10,400,000		38,671,000

Regional Office - IVA		14,436,000		13,835,000		10,400,000		38,671,000
Region IVB - MIMAROPA		11,699,000		13,567,000		2,400,000		27,666,000

Regional Office - IVB		11,699,000		13,567,000		2,400,000		27,666,000
Region V - Bicol		12,341,000		5,601,000		2,400,000		20,342,000

Regional Office - V		12,341,000		5,601,000		2,400,000		20,342,000

888	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VI - Western Visayas	12,144,000	3,159,000	4,255,000	19,558,000

Regional Office - VI	12,144,000	3,159,000	4,255,000	19,558,000
Region VII - Central Visayas	9,779,000	4,610,000	48,500,000	62,889,000

Regional Office - VII	9,779,000	4,610,000	48,500,000	62,889,000
Region VIII - Eastern Visayas	6,368,000	2,896,000	6,800,000	16,064,000

Regional Office - VIII	6,368,000	2,896,000	6,800,000	16,064,000
Region IX - Zamboanga Peninsula	10,490,000	4,134,000	2,400,000	17,024,000

Regional Office - IX	10,490,000	4,134,000	2,400,000	17,024,000
Region X - Northern Mindanao	15,912,000	3,049,000	9,285,000	28,246,000

Regional Office - X	15,912,000	3,049,000	9,285,000	28,246,000
Region XI - Davao	19,772,000	3,177,000	71,450,000	94,399,000

Regional Office - XI	19,772,000	3,177,000	71,450,000	94,399,000
Region XII - SOCCSKSARGEN	11,358,000	4,397,000	4,800,000	20,555,000

Regional Office - XII	11,358,000	4,397,000	4,800,000	20,555,000
Region XIII - Caraga	16,956,000	3,593,000	6,100,000	26,649,000

Regional Office - XIII	16,956,000	3,593,000	6,100,000	26,649,000
Human Resource Development	22,214,000			22,214,000

National Capital Region (NCR)	2,607,000			2,607,000

Central Office	1,714,000			1,714,000
Regional Office - NCR	893,000			893,000
Region I - Ilocos	1,076,000			1,076,000

Regional Office - I	1,076,000			1,076,000
Cordillera Administrative Region (CAR)	1,239,000			1,239,000

Regional Office - CAR	1,239,000			1,239,000
Region II - Cagayan Valley	918,000			918,000

Regional Office - II	918,000			918,000
Region III - Central Luzon	1,073,000			1,073,000

Regional Office - III	1,073,000			1,073,000
Region IVA - CALABARZON	1,291,000			1,291,000

Regional Office - IVA	1,291,000			1,291,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	889

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVB - MIMAROPA	926,000	926,000

Regional Office - IVB	926,000	926,000
Region V - Bicol	1,651,000	1,651,000

Regional Office - V	1,651,000	1,651,000
Region VI - Western Visayas	1,996,000	1,996,000

Regional Office - VI	1,996,000	1,996,000
Region VII - Central Visayas	1,996,000	1,996,000

Regional Office - VII	1,996,000	1,996,000
Region VIII - Eastern Visayas	1,635,000	1,635,000

Regional Office - VIII	1,635,000	1,635,000
Region IX - Zamboanga Peninsula	1,651,000	1,651,000

Regional Office - IX	1,651,000	1,651,000
Region X - Northern Mindanao	1,047,000	1,047,000

Regional Office - X	1,047,000	1,047,000
Region XI - Davao	1,633,000	1,633,000

Regional Office - XI	1,633,000	1,633,000
Region XII - SOCCSKSARGEN	896,000	896,000

Regional Office - XII	896,000	896,000
Region XIII - Caraga	579,000	579,000

Regional Office - XIII	579,000	579,000
Administration of Personnel Benefits	26,087,000	26,087,000

National Capital Region (NCR)	9,087,000	9,087,000

Central Office	4,861,000	4,861,000
Regional Office - NCR	4,226,000	4,226,000
Region II - Cagayan Valley	530,000	530,000

Regional Office - II	530,000	530,000
Region IVA - CALABARZON	1,789,000	1,789,000

Regional Office - IVA	1,789,000	1,789,000
Region IVB - MIMAROPA	5,836,000	5,836,000

Regional Office - IVB	5,836,000	5,836,000

890	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	1,226,000			1,226,000

Regional Office - VIII	1,226,000			1,226,000
Region IX - Zamboanga Peninsula	3,005,000			3,005,000

Regional Office - IX	3,005,000			3,005,000
Region X- Northern Mindanao	4,614,000			4,614,000

Regional Office - X	4,614,000			4,614,000

Sub-total, General Administration and Support	286,669,000	128,598,000	214,490,000	629,757,000

Support to Operations
Planning, Policy Formulation, Management Information System, and Support to Climate Change	35,658,000	204,686,000	10,000,000	250,344,000

National Capital Region (NCR)	10,824,000	73,006,000	3,500,000	87,330,000

Central Office	10,255,000	62,865,000	3,500,000	76,620,000
Regional Office - NCR	569,000	10,141,000		10,710,000
Region I - Ilocos	2,297,000	10,942,000		13,239,000

Regional Office - I	2,297,000	10,942,000		13,239,000
Cordillera Administrative Region (CAR)		9,453,000		9,453,000

Regional Office - CAR		9,453,000		9,453,000
Region II - Cagayan Valley	569,000	8,439,000		9,008,000

Regional Office - II	569,000	8,439,000		9,008,000
Region III - Central Luzon	2,006,000	8,355,000		10,361,000

Regional Office - III	2,006,000	8,355,000		10,361,000
Region IVA - CALABARZON	1,297,000	14,013,000		15,310,000

Regional Office - IVA	1,297,000	14,013,000		15,310,000
Region IVB - MIMAROPA	1,722,000	8,051,000		9,773,000

Regional Office - IVB	1,722,000	8,051,000		9,773,000
Region V - Bicol	1,744,000	7,499,000		9,243,000

Regional Office - V	1,744,000	7,499,000		9,243,000
Region VI - Western Visayas	2,306,000	6,858,000		9,164,000

Regional Office - VI	2,306,000	6,858,000		9,164,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	891

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VII - Central Visayas	714,000	5,719,000		6,433,000

Regional Office - VII	714,000	5,719,000		6,433,000
Region VIII - Eastern Visayas	2,469,000	8,461,000	6,500,000	17,430,000

Regional Office - VIII	2,469,000	8,461,000	6,500,000	17,430,000
Region IX - Zamboanga Peninsula	1,721,000	6,428,000		8,149,000

Regional Office - IX	1,721,000	6,428,000		8,149,000
Region X - Northern Mindanao	2,296,000	11,137,000		13,433,000

Regional Office - X	2,296,000	11,137,000		13,433,000
Region XI - Davao	2,285,000	7,232,000		9,517,000

Regional Office - XI	2,285,000	7,232,000		9,517,000
Region XII - SOCCSKSARGEN	1,668,000	9,947,000		11,615,000

Regional Office - XII	1,668,000	9,947,000		11,615,000
Region XIII - Caraga	1,740,000	9,146,000		10,886,000

Regional Office - XIII	1,740,000	9,146,000		10,886,000
Legal Services and Provision of Secretariat Services to the Pollution Adjudication Board	41,456,000	13,789,000		55,245,000

National Capital Region (NCR)	9,872,000	9,075,000		18,947,000

Central Office	8,883,000	8,799,000		17,682,000
Regional Office - NCR	989,000	276,000		1,265,000
Region I - Ilocos	2,285,000	411,000		2,696,000

Regional Office - I	2,285,000	411,000		2,696,000
Cordillera Administrative Region (CAR)	961,000	305,000		1,266,000

Regional Office - CAR	961,000	305,000		1,266,000
Region II - Cagayan Valley	989,000	280,000		1,269,000

Regional Office - II	989,000	280,000		1,269,000
Region III - Central Luzon	2,265,000	280,000		2,545,000

Regional Office - III	2,265,000	280,000		2,545,000
Region IVA - CALABARZON	2,266,000	306,000		2,572,000

Regional Office - IVA	2,266,000	306,000		2,572,000

892	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVB - MIMAROPA	2,257,000	292,000		2,549,000

Regional Office - IVB	2,257,000	292,000		2,549,000
Region V - Bicol	2,270,000	418,000		2,688,000

Regional Office - V	2,270,000	418,000		2,688,000
Region VI - Western Visayas	2,270,000	286,000		2,556,000

Regional Office - VI	2,270,000	286,000		2,556,000
Region VII - Central Visayas	1,996,000	276,000		2,272,000

Regional Office - VII	1,996,000	276,000		2,272,000
Region VIII - Eastern Visayas	1,710,000	271,000		1,981,000

Regional Office - VIII	1,710,000	271,000		1,981,000
Region IX - Zamboanga Peninsula	2,252,000	290,000		2,542,000

Regional Office - IX	2,252,000	290,000		2,542,000
Region X - Northern Mindanao	3,424,000	350,000		3,774,000

Regional Office - X	3,424,000	350,000		3,774,000
Region XI - Davao	1,676,000	303,000		1,979,000

Regional Office - XI	1,676,000	303,000		1,979,000
Region XII - SOCCSKSARGEN	2,690,000	379,000		3,069,000

Regional Office - XII	2,690,000	379,000		3,069,000
Region XIII - Caraga	2,273,000	267,000		2,540,000

Regional Office - XIII	2,273,000	267,000		2,540,000

Sub-total, Support to Operations	77,114,000	218,475,000	10,000,000	305,589,000

Operations
ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM	248,432,000	145,185,000	33,730,000	427,347,000

Environmental Pollution Research	38,308,000	83,555,000	33,730,000	155,593,000

National Capital Region (NCR)	11,828,000	42,921,000		54,749,000

Central Office	10,662,000	40,875,000		51,537,000
Regional Office - NCR	1,166,000	2,046,000		3,212,000
Region I - Ilocos	1,889,000	2,142,000		4,031,000

Regional Office - I	1,889,000	2,142,000		4,031,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	893

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Cordillera Administrative Region (CAR)	714,000	1,966,000		2,680,000

Regional Office - CAR	714,000	1,966,000		2,680,000
Region II - Cagayan Valley	1,296,000	1,940,000		3,236,000

Regional Office - II	1,296,000	1,940,000		3,236,000
Region III - Central Luzon	2,302,000	1,698,000		4,000,000

Regional Office - III	2,302,000	1,698,000		4,000,000
Region IVA - CALABARZON	1,868,000	1,439,000		3,307,000

Regional Office - IVA	1,868,000	1,439,000		3,307,000
Region IVB - MIMAROPA		1,847,000		1,847,000

Regional Office - IVB		1,847,000		1,847,000
Region V - Bicol	1,297,000	3,171,000		4,468,000

Regional Office - V	1,297,000	3,171,000		4,468,000
Region VI - Western Visayas	1,880,000	2,078,000		3,958,000

Regional Office - VI	1,880,000	2,078,000		3,958,000
Region VII - Central Visayas	2,593,000	2,138,000		4,731,000

Regional Office - VII	2,593,000	2,138,000		4,731,000
Region VIII - Eastern Visayas	1,297,000	11,194,000	33,730,000	46,221,000

Regional Office - VIII	1,297,000	11,194,000	33,730,000	46,221,000
Region IX - Zamboanga Peninsula	1,296,000	2,452,000		3,748,000

Regional Office - IX	1,296,000	2,452,000		3,748,000
Region X - Northern Mindanao	3,595,000	2,209,000		5,804,000

Regional Office - X	3,595,000	2,209,000		5,804,000
Region XI - Davao	2,424,000	2,166,000		4,590,000

Regional Office - XI	2,424,000	2,166,000		4,590,000
Region XII - SOCCSKSARGEN	2,732,000	2,091,000		4,823,000

Regional Office - XII	2,732,000	2,091,000		4,823,000
Region XIII - Caraga	1,297,000	2,103,000		3,400,000

Regional Office - XIII	1,297,000	2,103,000		3,400,000
Environmental Education and Partnership Building	34,371,000	22,146,000		56,517,000

894	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)	14,927,000	10,748,000	25,675,000

Central Office	13,073,000	10,029,000	23,102,000
Regional Office - NCR	1,854,000	719,000	2,573,000
Region I - Ilocos	1,291,000	749,000	2,040,000

Regional Office - I	1,291,000	749,000	2,040,000
Cordillera Administrative Region (CAR)	1,433,000	721,000	2,154,000

Regional Office - CAR	1,433,000	721,000	2,154,000
Region II - Cagayan Valley	1,304,000	759,000	2,063,000

Regional Office - II	1,304,000	759,000	2,063,000
Region III - Central Luzon	2,316,000	690,000	3,006,000

Regional Office - III	2,316,000	690,000	3,006,000
Region IVA - CALABARZON	1,871,000	721,000	2,592,000

Regional Office - IVA	1,871,000	721,000	2,592,000
Region IVB - MIMAROPA	574,000	753,000	1,327,000

Regional Office - IVB	574,000	753,000	1,327,000
Region V - Bicol	1,309,000	720,000	2,029,000

Regional Office - V	1,309,000	720,000	2,029,000
Region VI - Western Visayas	1,874,000	811,000	2,685,000

Regional Office - VI	1,874,000	811,000	2,685,000
Region VII - Central Visayas	579,000	931,000	1,510,000

Regional Office - VII	579,000	931,000	1,510,000
Region VIII - Eastern Visayas	574,000	777,000	1,351,000

Regional Office - VIII	574,000	777,000	1,351,000
Region IX - Zamboanga Peninsula	1,283,000	728,000	2,011,000

Regional Office - IX	1,283,000	728,000	2,011,000
Region X - Northern Mindanao	579,000	771,000	1,350,000

Regional Office - X	579,000	771,000	1,350,000
Region XI - Davao	1,854,000	789,000	2,643,000

Regional Office - XI	1,854,000	789,000	2,643,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	895

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XII - SOCCSKSARGEN	1,294,000	720,000	2,014,000

Regional Office - XII	1,294,000	720,000	2,014,000
Region XIII - Caraga	1,309,000	758,000	2,067,000

Regional Office - XIII	1,309,000	758,000	2,067,000
Environmental Impact Assessments	175,753,000	39,484,000	215,237,000

National Capital Region (NCR)	18,908,000	17,061,000	35,969,000

Central Office	12,128,000	14,252,000	26,380,000
Regional Office - NCR	6,780,000	2,809,000	9,589,000
Region I - Ilocos	9,282,000	1,089,000	10,371,000

Regional Office - I	9,282,000	1,089,000	10,371,000
Cordillera Administrative Region (CAR)	7,254,000	1,452,000	8,706,000

Regional Office - CAR	7,254,000	1,452,000	8,706,000
Region II - Cagayan Valley	12,524,000	1,135,000	13,659,000

Regional Office - II	12,524,000	1,135,000	13,659,000
Region III - Central Luzon	15,215,000	2,270,000	17,485,000

Regional Office - III	15,215,000	2,270,000	17,485,000
Region IVA - CALABARZON	16,875,000	2,578,000	19,453,000

Regional Office - IVA	16,875,000	2,578,000	19,453,000
Region IVB - MIMAROPA	10,231,000	1,520,000	11,751,000

Regional Office - IVB	10,231,000	1,520,000	11,751,000
Region V - Bicol	10,411,000	1,068,000	11,479,000

Regional Office - V	10,411,000	1,068,000	11,479,000
Region VI - Western Visayas	9,713,000	1,700,000	11,413,000

Regional Office - VI	9,713,000	1,700,000	11,413,000
Region VII - Central Visayas	8,836,000	1,843,000	10,679,000

Regional Office - VII	8,836,000	1,843,000	10,679,000
Region VIII - Eastern Visayas	7,503,000	1,032,000	8,535,000

Regional Office - VIII	7,503,000	1,032,000	8,535,000
Region IX - Zamboanga Peninsula	10,666,000	1,168,000	11,834,000

Regional Office - IX	10,666,000	1,168,000	11,834,000

896	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao	8,434,000	1,969,000		10,403,000

Regional Office - X	8,434,000	1,969,000		10,403,000
Region XI - Davao	14,031,000	1,492,000		15,523,000

Regional Office - XI	14,031,000	1,492,000		15,523,000
Region XII - SOCCSKSARGEN	9,248,000	1,038,000		10,286,000

Regional Office - XII	9,248,000	1,038,000		10,286,000
Region XIII - Caraga	6,622,000	1,069,000		7,691,000

Regional Office - XIII	6,622,000	1,069,000		7,691,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM	457,117,000	792,420,000	330,350,000	1,579,887,000

Implementation of Clean Air Regulations	201,398,000	148,206,000	269,350,000	618,954,000

National Capital Region (NCR)	24,769,000	58,769,000	130,000,000	213,538,000

Central Office	14,044,000	41,128,000		55,172,000
Regional Office - NCR	10,725,000	17,641,000	130,000,000	158,366,000
Region I - Ilocos	15,418,000	6,537,000	10,000,000	31,955,000

Regional Office - I	15,418,000	6,537,000	10,000,000	31,955,000
Cordillera Administrative Region (CAR)	8,947,000	6,385,000	10,000,000	25,332,000

Regional Office - CAR	8,947,000	6,385,000	10,000,000	25,332,000
Region II - Cagayan Valley	7,130,000	4,306,000	10,000,000	21,436,000

Regional Office - II	7,130,000	4,306,000	10,000,000	21,436,000
Region III - Central Luzon	19,720,000	8,673,000	10,000,000	38,393,000

Regional Office - III	19,720,000	8,673,000	10,000,000	38,393,000
Region IVA - CALABARZON	14,588,000	10,601,000		25,189,000

Regional Office - IVA	14,588,000	10,601,000		25,189,000
Region IVB - MIMAROPA	11,373,000	5,691,000	10,000,000	27,064,000

Regional Office - IVB	11,373,000	5,691,000	10,000,000	27,064,000
Region V - Bicol	12,641,000	6,299,000	10,000,000	28,940,000

Regional Office - V	12,641,000	6,299,000	10,000,000	28,940,000
Region VI - Western Visayas	16,412,000	5,051,000	10,000,000	31,463,000

Regional Office - VI	16,412,000	5,051,000	10,000,000	31,463,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	897

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VII - Central Visayas	6,776,000	4,572,000	10,000,000	21,348,000

Regional Office - VII	6,776,000	4,572,000	10,000,000	21,348,000
Region VIII - Eastern Visayas	12,772,000	3,828,000	9,350,000	25,950,000

Regional Office - VIII	12,772,000	3,828,000	9,350,000	25,950,000
Region IX - Zamboanga Peninsula	8,250,000	5,718,000	10,000,000	23,968,000

Regional Office - IX	8,250,000	5,718,000	10,000,000	23,968,000
Region X - Northern Mindanao	14,019,000	4,718,000	10,000,000	28,737,000

Regional Office - X	14,019,000	4,718,000	10,000,000	28,737,000
Region XI - Davao	11,872,000	7,044,000	10,000,000	28,916,000

Regional Office - XI	11,872,000	7,044,000	10,000,000	28,916,000
Region XII - SOCCSKSARGEN	4,686,000	4,761,000	10,000,000	19,447,000

Regional Office - XII	4,686,000	4,761,000	10,000,000	19,447,000
Region XIII - Caraga	12,025,000	5,253,000	10,000,000	27,278,000

Regional Office - XIII	12,025,000	5,253,000	10,000,000	27,278,000
Implementation of Clean Water Regulations	128,111,000	324,414,000	50,000,000	502,525,000

National Capital Region (NCR)	18,987,000	86,145,000		105,132,000

Central Office	3,579,000	42,719,000		46,298,000
Regional Office - NCR	15,408,000	43,426,000		58,834,000
Region I - Ilocos	7,114,000	10,594,000		17,708,000

Regional Office - I	7,114,000	10,594,000		17,708,000
Cordillera Administrative Region (CAR)	7,997,000	8,598,000		16,595,000

Regional Office - CAR	7,997,000	8,598,000		16,595,000
Region II - Cagayan Valley	6,774,000	9,311,000		16,085,000

Regional Office - II	6,774,000	9,311,000		16,085,000
Region III - Central Luzon	7,497,000	45,103,000		52,600,000

Regional Office - III	7,497,000	45,103,000		52,600,000
Region IVA - CALABARZON	7,835,000	62,114,000		69,949,000

Regional Office - IVA	7,835,000	62,114,000		69,949,000
Region IVB - MIMAROPA	5,910,000	12,861,000	15,000,000	33,771,000

Regional Office - IVB	5,910,000	12,861,000	15,000,000	33,771,000

898	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region V - Bicol	6,493,000	7,538,000	5,000,000	19,031,000

Regional Office - V	6,493,000	7,538,000	5,000,000	19,031,000
Region VI - Western Visayas	9,873,000	17,574,000	5,000,000	32,447,000

Regional Office - VI	9,873,000	17,574,000	5,000,000	32,447,000
Region VII - Central Visayas	9,772,000	10,057,000	5,000,000	24,829,000

Regional Office - VII	9,772,000	10,057,000	5,000,000	24,829,000
Region VIII - Eastern Visayas	6,595,000	9,672,000	5,000,000	21,267,000

Regional Office - VIII	6,595,000	9,672,000	5,000,000	21,267,000
Region IX - Zamboanga Peninsula	6,499,000	9,114,000		15,613,000

Regional Office - IX	6,499,000	9,114,000		15,613,000
Region X - Northern Mindanao	3,062,000	9,559,000		12,621,000

Regional Office - X	3,062,000	9,559,000		12,621,000
Region XI - Davao	7,754,000	9,302,000		17,056,000

Regional Office - XI	7,754,000	9,302,000		17,056,000
Region XII - SOCCSKSARGEN	8,338,000	9,157,000	10,000,000	27,495,000

Regional Office - XII	8,338,000	9,157,000	10,000,000	27,495,000
Region XIII - Caraga	7,611,000	7,715,000	5,000,000	20,326,000

Regional Office - XIII	7,611,000	7,715,000	5,000,000	20,326,000
Implementation of Ecological Solid Waste Management Regulations	57,656,000	275,608,000	11,000,000	344,264,000

National Capital Region (NCR)	16,111,000	80,241,000		96,352,000

Central Office	9,156,000	68,597,000		77,753,000
Regional Office - NCR	6,955,000	11,644,000		18,599,000
Region I - Ilocos	2,655,000	13,248,000		15,903,000

Regional Office - I	2,655,000	13,248,000		15,903,000
Cordillera Administrative Region (CAR)	5,941,000	11,784,000		17,725,000

Regional Office - CAR	5,941,000	11,784,000		17,725,000
Region II - Cagayan Valley	2,685,000	13,535,000	2,000,000	18,220,000

Regional Office - II	2,685,000	13,535,000	2,000,000	18,220,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	899

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region III - Central Luzon	3,310,000	15,185,000		18,495,000

Regional Office - III	3,310,000	15,185,000		18,495,000
Region IVA - CALABARZON	4,481,000	15,532,000	500,000	20,513,000

Regional Office - IVA	4,481,000	15,532,000	500,000	20,513,000
Region IVB - MIMAROPA	2,935,000	12,252,000	3,000,000	18,187,000

Regional Office - IVB	2,935,000	12,252,000	3,000,000	18,187,000
Region V - Bicol	2,690,000	14,306,000	1,000,000	17,996,000

Regional Office - V	2,690,000	14,306,000	1,000,000	17,996,000
Region VI - Western Visayas	1,532,000	14,124,000		15,656,000

Regional Office - VI	1,532,000	14,124,000		15,656,000
Region VII - Central Visayas	3,696,000	11,693,000	500,000	15,889,000

Regional Office - VII	3,696,000	11,693,000	500,000	15,889,000
Region VIII - Eastern Visayas	434,000	14,014,000	3,000,000	17,448,000

Regional Office - VIII	434,000	14,014,000	3,000,000	17,448,000
Region IX - Zamboanga Peninsula	2,297,000	11,170,000		13,467,000

Regional Office - IX	2,297,000	11,170,000		13,467,000
Region X - Northern Mindanao	2,111,000	11,924,000	500,000	14,535,000

Regional Office - X	2,111,000	11,924,000	500,000	14,535,000
Region XI - Davao	2,647,000	12,805,000	500,000	15,952,000

Regional Office - XI	2,647,000	12,805,000	500,000	15,952,000
Region XII - SOCCSKSARGEN	2,456,000	10,705,000		13,161,000

Regional Office - XII	2,456,000	10,705,000		13,161,000
Region XIII - Caraga	1,675,000	13,090,000		14,765,000

Regional Office - XIII	1,675,000	13,090,000		14,765,000
Implementation of Toxic Substances and Hazardous Waste Management Regulations	69,952,000	44,192,000		114,144,000

National Capital Region (NCR)	12,519,000	19,737,000		32,256,000

Central Office	6,905,000	14,367,000		21,272,000
Regional Office - NCR	5,614,000	5,370,000		10,984,000

900	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I – Ilocos	3,117,000	1,851,000	4,968,000

Regional Office - I	3,117,000	1,851,000	4,968,000
Cordillera Administrative Region (CAR)	3,500,000	1,018,000	4,518,000

Regional Office - CAR	3,500,000	1,018,000	4,518,000
Region II - Cagayan Valley	4,323,000	1,070,000	5,393,000

Regional Office - II	4,323,000	1,070,000	5,393,000
Region III - Central Luzon	2,524,000	2,727,000	5,251,000

Regional Office - III	2,524,000	2,727,000	5,251,000
Region IVA - CALABARZON	6,685,000	3,115,000	9,800,000

Regional Office - IVA	6,685,000	3,115,000	9,800,000
Region IVB - MIMAROPA	2,071,000	1,087,000	3,158,000

Regional Office - IVB	2,071,000	1,087,000	3,158,000
Region V - Bicol	3,616,000	1,694,000	5,310,000

Regional Office - V	3,616,000	1,694,000	5,310,000
Region VI - Western Visayas	2,082,000	1,572,000	3,654,000

Regional Office - VI	2,082,000	1,572,000	3,654,000
Region VII - Central Visayas	6,792,000	2,257,000	9,049,000

Regional Office - VII	6,792,000	2,257,000	9,049,000
Region VIII - Eastern Visayas	4,005,000	1,178,000	5,183,000

Regional Office - VIII	4,005,000	1,178,000	5,183,000
Region IX - Zamboanga Peninsula	2,159,000	1,065,000	3,224,000

Regional Office - IX	2,159,000	1,065,000	3,224,000
Region X - Northern Mindanao	3,298,000	1,400,000	4,698,000

Regional Office - X	3,298,000	1,400,000	4,698,000
Region XI - Davao	2,215,000	1,687,000	3,902,000

Regional Office - XI	2,215,000	1,687,000	3,902,000
Region XII - SOCCSKSARGEN	4,742,000	1,540,000	6,282,000

Regional Office - XII	4,742,000	1,540,000	6,282,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	901

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XIII - Caraga		6,304,000		1,194,000				7,498,000

Regional Office - XIII		6,304,000		1,194,000				7,498,000

Sub-total, Operations		705,549,000		937,605,000		364,080,000		2,007,234,000

TOTAL NEW APPROPRIATIONS	₱	1,069,332,000	₱	1,284,678,000	₱	588,570,000	₱	2,942,580,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	746,362

Total Permanent Positions	746,362

Other Compensation Common to All
Personnel Economic Relief Allowance	34,104
Representation Allowance	4,842
Transportation Allowance	4,770
Clothing and Uniform Allowance	9,947
Mid-Year Bonus - Civilian	62,194
Year End Bonus	62,194
Cash Gift	7,105
Productivity Enhancement Incentive	7,105
Step Increment	1,864

Total Other Compensation Common to All	194,125

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	73,676

Total Other Compensation for Specific Groups	73,676

Other Benefits
PAG-IBIG Contributions	3,409
PhilHealth Contributions	18,580
Employees Compensation Insurance Premiums	1,713
Loyalty Award - Civilian	5,380
Terminal Leave	26,087

Total Other Benefits	55,169

Total Personnel Services	1,069,332

902	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	140,676
Training and Scholarship Expenses	116,588
Supplies and Materials Expenses	217,238
Utility Expenses	55,599
Communication Expenses	48,337
Awards/Rewards and Prizes	2,015
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,966
Professional Services	245,302
General Services	128,094
Repairs and Maintenance	89,742
Taxes, Insurance Premiums and Other Fees	20,302
Other Maintenance and Operating Expenses
Advertising Expenses	695
Printing and Publication Expenses	5,355
Representation Expenses	47,333
Transportation and Delivery Expenses	1,704
Rent/Lease Expenses	28,798
Membership Dues and Contributions to Organizations	1,084
Subscription Expenses	57,503
Other Maintenance and Operating Expenses	76,347

Total Maintenance and Other Operating Expenses	1,284,678

Total Current Operating Expenditures	2,354,010

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	119,795
Machinery and Equipment Outlay	364,285
Transportation Equipment Outlay	104,490

Total Capital Outlays	588,570

TOTAL NEW APPROPRIATIONS	2,942,580

C. MINES AND GEOSCIENCES BUREAU

For general administration and support, support to operations, and operations, as indicated hereunder	₱1,715,845,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	268,164,000	₱	103,615,000	₱	35,900,000	₱	407,679,000
Support to Operations		45,672,000		306,487,000		21,430,000		373,589,000
Operations		471,899,000		411,198,000		51,480,000		934,577,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	903

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		307,708,000		167,002,000				474,710,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM		30,573,000		61,832,000		51,480,000		143,885,000
GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM		133,618,000		182,364,000				315,982,000

TOTAL NEW APPROPRIATIONS	₱	785,735,000	₱	821,300,000	₱	108,810,000	₱	1,715,845,000

Special Provision(s)

1. Income from Royalties. In addition to the amounts appropriated herein, Eighty Six Million Four Hundred Forty Six Thousand Pesos (₱86,446,000) and Sixty Million Five Hundred Fifty Four Thousand Pesos (₱60,554,000) shall be used for the MOOE and Capital Outlay requirements, respectively, of the Mines and Geosciences Bureau (MGB) sourced from ten percent (10%) of royalties derived from the development and utilization of mineral resources within reservations in accordance with Section 5 of R.A. No. 7942.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The MGB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) MGB’s website.

The MGB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	243,758,000	₱	101,390,000	₱	35,900,000	₱	381,048,000

National Capital Region (NCR)		76,983,000		26,544,000				103,527,000

Central Office		76,983,000		26,544,000				103,527,000
Region I - Ilocos		11,951,000		4,325,000				16,276,000

Regional Office - I		11,951,000		4,325,000				16,276,000
Cordillera Administrative Region (CAR)		11,166,000		4,417,000				15,583,000

Regional Office - CAR		11,166,000		4,417,000				15,583,000
Region II - Cagayan Valley		12,083,000		5,133,000		26,300,000		43,516,000

Regional Office - II		12,083,000		5,133,000		26,300,000		43,516,000
Region III - Central Luzon		11,627,000		4,262,000				15,889,000

Regional Office - III		11,627,000		4,262,000				15,889,000

904	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON	9,338,000	6,745,000		16,083,000

Regional Office - IVA	9,338,000	6,745,000		16,083,000
Region IVB - MIMAROPA	8,487,000	5,131,000	2,400,000	16,018,000

Regional Office - IVB	8,487,000	5,131,000	2,400,000	16,018,000
Region V - Bicol	11,313,000	4,473,000		15,786,000

Regional Office - V	11,313,000	4,473,000		15,786,000
Region VI - Western Visayas	13,324,000	5,427,000	2,400,000	21,151,000

Regional Office - VI	13,324,000	5,427,000	2,400,000	21,151,000
Region VII - Central Visayas	9,235,000	4,929,000	2,400,000	16,564,000

Regional Office - VII	9,235,000	4,929,000	2,400,000	16,564,000
Region VIII - Eastern Visayas	10,787,000	3,727,000		14,514,000

Regional Office - VIII	10,787,000	3,727,000		14,514,000
Region IX - Zamboanga Peninsula	9,669,000	5,927,000		15,596,000

Regional Office - IX	9,669,000	5,927,000		15,596,000
Region X - Northern Mindanao	11,822,000	3,957,000	2,400,000	18,179,000

Regional Office - X	11,822,000	3,957,000	2,400,000	18,179,000
Region XI - Davao	11,765,000	4,690,000		16,455,000

Regional Office - XI	11,765,000	4,690,000		16,455,000
Region XII - SOCCSKSARGEN	13,831,000	5,638,000		19,469,000

Regional Office - XII	13,831,000	5,638,000		19,469,000
Region XIII - Caraga	10,377,000	6,065,000		16,442,000

Regional Office - XIII	10,377,000	6,065,000		16,442,000
Human Resource Development	1,009,000	2,225,000		3,234,000

National Capital Region (NCR)	1,009,000	2,225,000		3,234,000

Central Office	1,009,000	2,225,000		3,234,000
Administration of Personnel Benefits	23,397,000			23,397,000

National Capital Region (NCR)	1,586,000			1,586,000

Central Office	1,586,000			1,586,000
Region I - Ilocos	48,000			48,000

Regional Office - I	48,000			48,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	905

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Cordillera Administrative Region (CAR)	2,902,000			2,902,000

Regional Office - CAR	2,902,000			2,902,000
Region II - Cagayan Valley	4,678,000			4,678,000

Regional Office - II	4,678,000			4,678,000
Region III - Central Luzon	840,000			840,000

Regional Office - III	840,000			840,000
Region IVA - CALABARZON	2,583,000			2,583,000

Regional Office - IVA	2,583,000			2,583,000
Region IVB - MIMAROPA	912,000			912,000

Regional Office - IVB	912,000			912,000
Region V - Bicol	69,000			69,000

Regional Office - V	69,000			69,000
Region VI - Western Visayas	1,533,000			1,533,000

Regional Office - VI	1,533,000			1,533,000
Region VII - Central Visayas	2,003,000			2,003,000

Regional Office - VII	2,003,000			2,003,000
Region VIII - Eastern Visayas	2,982,000			2,982,000

Regional Office - VIII	2,982,000			2,982,000
Region X - Northern Mindanao	979,000			979,000

Regional Office - X	979,000			979,000
Region XII - SOCCSKARGEN	1,551,000			1,551,000

Regional Office - XII	1,551,000			1,551,000
Region XIII - CARAGA	731,000			731,000

Regional Office - XIII	731,000			731,000

Sub-total, General Administration and Support	268,164,000	103,615,000	35,900,000	407,679,000

Support to Operations
Planning and Policy Formulation	11,200,000	143,639,000	21,430,000	176,269,000

National Capital Region (NCR)	11,200,000	97,682,000	21,430,000	130,312,000

Central Office	11,200,000	97,682,000	21,430,000	130,312,000

906	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I – Ilocos	3,202,000	3,202,000

Regional Office - I	3,202,000	3,202,000
Cordillera Administrative Region (CAR)	3,964,000	3,964,000

Regional Office - CAR	3,964,000	3,964,000
Region II - Cagayan Valley	3,593,000	3,593,000

Regional Office - II	3,593,000	3,593,000
Region III - Central Luzon	2,552,000	2,552,000

Regional Office - III	2,552,000	2,552,000
Region IVA - CALABARZON	4,540,000	4,540,000

Regional Office - IVA	4,540,000	4,540,000
Region IVB - MIMAROPA	3,589,000	3,589,000

Regional Office - IVB	3,589,000	3,589,000
Region V - Bicol	2,423,000	2,423,000

Regional Office - V	2,423,000	2,423,000
Region VI - Western Visayas	2,322,000	2,322,000

Regional Office - VI	2,322,000	2,322,000
Region VII - Central Visayas	2,582,000	2,582,000

Regional Office - VII	2,582,000	2,582,000
Region VIII - Eastern Visayas	1,955,000	1,955,000

Regional Office - VIII	1,955,000	1,955,000
Region IX - Zamboanga Peninsula	2,539,000	2,539,000

Regional Office - IX	2,539,000	2,539,000
Region X - Northern Mindanao	3,189,000	3,189,000

Regional Office - X	3,189,000	3,189,000
Region XI - Davao	3,313,000	3,313,000

Regional Office - XI	3,313,000	3,313,000
Region XII - SOCCSKSARGEN	3,000,000	3,000,000

Regional Office - XII	3,000,000	3,000,000
Region XIII - Caraga	3,194,000	3,194,000

Regional Office - XIII	3,194,000	3,194,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	907

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Mineral Economics, Information and Communication Plan	12,266,000	5,514,000		17,780,000

National Capital Region (NCR)	12,266,000	5,514,000		17,780,000

Central Office	12,266,000	5,514,000		17,780,000
Research and Development	22,206,000	157,334,000		179,540,000

National Capital Region (NCR)	22,206,000	157,334,000		179,540,000

Central Office	22,206,000	157,334,000		179,540,000

Sub-total, Support to Operations	45,672,000	306,487,000	21,430,000	373,589,000

Operations
MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	307,708,000	167,002,000		474,710,000

Mineral Regulation Services	307,708,000	167,002,000		474,710,000

National Capital Region (NCR)	43,187,000	32,787,000		75,974,000

Central Office	43,187,000	32,787,000		75,974,000
Region I - Ilocos	17,714,000	8,836,000		26,550,000

Regional Office - I	17,714,000	8,836,000		26,550,000
Cordillera Administrative Region (CAR)	16,436,000	8,903,000		25,339,000

Regional Office - CAR	16,436,000	8,903,000		25,339,000
Region II - Cagayan Valley	17,516,000	6,110,000		23,626,000

Regional Office - II	17,516,000	6,110,000		23,626,000
Region III - Central Luzon	18,650,000	10,610,000		29,260,000

Regional Office - III	18,650,000	10,610,000		29,260,000
Region IVA - CALABARZON	20,273,000	10,580,000		30,853,000

Regional Office - IVA	20,273,000	10,580,000		30,853,000
Region IVB - MIMAROPA	17,369,000	10,875,000		28,244,000

Regional Office - IVB	17,369,000	10,875,000		28,244,000
Region V - Bicol	19,389,000	8,585,000		27,974,000

Regional Office - V	19,389,000	8,585,000		27,974,000
Region VI - Western Visayas	16,497,000	5,976,000		22,473,000

Regional Office - VI	16,497,000	5,976,000		22,473,000

908	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas	15,826,000	7,951,000		23,777,000

Regional Office - VII	15,826,000	7,951,000		23,777,000
Region VIII - Eastern Visayas	18,104,000	7,215,000		25,319,000

Regional Office - VIII	18,104,000	7,215,000		25,319,000
Region IX - Zamboanga Peninsula	17,257,000	8,517,000		25,774,000

Regional Office - IX	17,257,000	8,517,000		25,774,000
Region X - Northern Mindanao	18,768,000	10,275,000		29,043,000

Regional Office - X	18,768,000	10,275,000		29,043,000
Region XI - Davao	18,143,000	9,403,000		27,546,000

Regional Office - XI	18,143,000	9,403,000		27,546,000
Region XII - SOCCSKSARGEN	18,775,000	6,466,000		25,241,000

Regional Office - XII	18,775,000	6,466,000		25,241,000
Region XIII - Caraga	13,804,000	13,913,000		27,717,000

Regional Office - XIII	13,804,000	13,913,000		27,717,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM	30,573,000	61,832,000	51,480,000	143,885,000

Mineral Resources Development	30,573,000	61,832,000	51,480,000	143,885,000

National Capital Region (NCR)	30,573,000	26,228,000	51,480,000	108,281,000

Central Office	30,573,000	26,228,000	51,480,000	108,281,000
Region I - Ilocos		1,785,000		1,785,000

Regional Office - I		1,785,000		1,785,000
Cordillera Administrative Region (CAR)		2,894,000		2,894,000

Regional Office - CAR		2,894,000		2,894,000
Region II - Cagayan Valley		2,198,000		2,198,000

Regional Office - II		2,198,000		2,198,000
Region III - Central Luzon		2,345,000		2,345,000

Regional Office - III		2,345,000		2,345,000
Region IVA - CALABARZON		3,284,000		3,284,000

Regional Office - IVA		3,284,000		3,284,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	909

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVB - MIMAROPA		1,980,000	1,980,000

Regional Office - IVB		1,980,000	1,980,000
Region V - Bicol		1,430,000	1,430,000

Regional Office - V		1,430,000	1,430,000
Region VI - Western Visayas		1,893,000	1,893,000

Regional Office - VI		1,893,000	1,893,000
Region VII - Central Visayas		2,267,000	2,267,000

Regional Office - VII		2,267,000	2,267,000
Region VIII - Eastern Visayas		2,384,000	2,384,000

Regional Office - VIII		2,384,000	2,384,000
Region IX - Zamboanga Peninsula		2,437,000	2,437,000

Regional Office - IX		2,437,000	2,437,000
Region X - Northern Mindanao		1,506,000	1,506,000

Regional Office - X		1,506,000	1,506,000
Region XI - Davao		3,103,000	3,103,000

Regional Office - XI		3,103,000	3,103,000
Region XII - SOCCSKSARGEN		3,005,000	3,005,000

Regional Office - XII		3,005,000	3,005,000
Region XIII - Caraga		3,093,000	3,093,000

Regional Office - XIII		3,093,000	3,093,000
GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM	133,618,000	182,364,000	315,982,000

Geological Assessment for Risk Reduction and Resiliency	133,618,000	182,364,000	315,982,000

National Capital Region (NCR)	12,987,000	47,198,000	60,185,000

Central Office	12,987,000	47,198,000	60,185,000
Region I - Ilocos	7,615,000	9,187,000	16,802,000

Regional Office - I	7,615,000	9,187,000	16,802,000
Cordillera Administrative Region (CAR)	8,801,000	8,546,000	17,347,000

Regional Office - CAR	8,801,000	8,546,000	17,347,000

910	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley		7,931,000		8,114,000				16,045,000

Regional Office - II		7,931,000		8,114,000				16,045,000
Region III - Central Luzon		8,429,000		10,386,000				18,815,000

Regional Office - III		8,429,000		10,386,000				18,815,000
Region IVA - CALABARZON		8,448,000		11,261,000				19,709,000

Regional Office - IVA		8,448,000		11,261,000				19,709,000
Region IVB - MIMAROPA		8,511,000		10,401,000				18,912,000

Regional Office - IVB		8,511,000		10,401,000				18,912,000
Region V - Bicol		9,479,000		8,916,000				18,395,000

Regional Office - V		9,479,000		8,916,000				18,395,000
Region VI - Western Visayas		8,425,000		9,500,000				17,925,000

Regional Office - VI		8,425,000		9,500,000				17,925,000
Region VII - Central Visayas		9,649,000		9,836,000				19,485,000

Regional Office - VII		9,649,000		9,836,000				19,485,000
Region VIII - Eastern Visayas		5,813,000		9,238,000				15,051,000

Regional Office - VIII		5,813,000		9,238,000				15,051,000
Region IX - Zamboanga Peninsula		8,540,000		7,848,000				16,388,000

Regional Office - IX		8,540,000		7,848,000				16,388,000
Region X - Northern Mindanao		8,137,000		8,864,000				17,001,000

Regional Office - X		8,137,000		8,864,000				17,001,000
Region XI - Davao		7,648,000		7,510,000				15,158,000

Regional Office - XI		7,648,000		7,510,000				15,158,000
Region XII - SOCCSKSARGEN		5,633,000		6,146,000				11,779,000

Regional Office - XII		5,633,000		6,146,000				11,779,000
Region XIII - Caraga		7,572,000		9,413,000				16,985,000

Regional Office - XIII		7,572,000		9,413,000				16,985,000

Sub-total, Operations		471,899,000		411,198,000		51,480,000		934,577,000

TOTAL NEW APPROPRIATIONS	₱	785,735,000	₱	821,300,000	₱	108,810,000	₱	1,715,845,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	911

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	543,523

Total Permanent Positions	543,523

Other Compensation Common to All
Personnel Economic Relief Allowance	23,040
Representation Allowance	5,862
Transportation Allowance	5,862
Clothing and Uniform Allowance	6,720
Mid-Year Bonus - Civilian	45,292
Year End Bonus	45,292
Cash Gift	4,800
Productivity Enhancement Incentive	4,800
Step Increment	1,359

Total Other Compensation Common to All	143,027

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	57,294

Total Other Compensation for Specific Groups	57,294

Other Benefits
PAG-IBIG Contributions	2,308
PhilHealth Contributions	13,530
Employees Compensation Insurance Premiums	1,151
Loyalty Award - Civilian	1,505
Terminal Leave	23,397

Total Other Benefits	41,891

Total Personnel Services	785,735

Maintenance and Other Operating Expenses
Travelling Expenses	137,699
Training and Scholarship Expenses	37,388
Supplies and Materials Expenses	114,402
Utility Expenses	33,531
Communication Expenses	16,888
Awards/Rewards and Prizes	206
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,891

912	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Professional Services	126,753
General Services	102,205
Repairs and Maintenance	31,162
Taxes, Insurance Premiums and Other Fees	14,731
Labor and Wages	9,305
Other Maintenance and Operating Expenses
Advertising Expenses	646
Printing and Publication Expenses	1,571
Representation Expenses	12,755
Transportation and Delivery Expenses	1,202
Rent/Lease Expenses	28,759
Membership Dues and Contributions to Organizations	125
Subscription Expenses	52,801
Other Maintenance and Operating Expenses	97,280

Total Maintenance and Other Operating Expenses	821,300

Total Current Operating Expenditures	1,607,035

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	75,380
Machinery and Equipment Outlay	21,430
Transportation Equipment Outlay	12,000

Total Capital Outlays	108,810

TOTAL NEW APPROPRIATIONS	1,715,845

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

For general administration and support, and operations, as indicated hereunder	₱	1,883,554,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	60,609,000	₱	112,473,000	₱		₱	173,082,000
Operations		417,940,000		1,117,065,000		175,467,000		1,710,472,000

MAPPING AND RESOURCE INFORMATION PROGRAM		417,940,000		1,117,065,000		175,467,000		1,710,472,000

TOTAL NEW APPROPRIATIONS	₱	478,549,000	₱	1,229,538,000	₱	175,467,000	₱	1,883,554,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	913

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Special Provision(s)

1. Provision of Topographic Maps. The amount of Three Hundred Twenty Two Million Two Hundred Thirty Five Thousand Pesos (₱322,235,000) appropriated herein shall be used for the production of topographic maps. The topographic maps and permutations thereof generated by the National Mapping and Resource Information Authority (NAMRIA) shall be made readily available at no cost to national government agencies, for use in the performance of the latter’s respective mandates.

2. Rice Subsidy. The amount of One Million Nine Hundred Fifty Thousand Pesos (₱1,950,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of NAMRIA.

3. Reporting and Posting Requirements. The NAMRIA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NAMRIA’s website.

The NAMRIA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	51,972,000	₱	111,236,000	₱		₱	163,208,000
Human Resource Development				1,237,000				1,237,000
Administration of Personnel Benefits		8,637,000						8,637,000

Sub-total, General Administration and Support		60,609,000		112,473,000				173,082,000

Operations
MAPPING AND RESOURCE INFORMATION PROGRAM		417,940,000		1,117,065,000		175,467,000		1,710,472,000

Hydrographic and Oceanographic Surveys and Nautical Charting		233,744,000		376,431,000		110,031,000		720,206,000
Topographic Base Mapping and Geodetic Surveys		70,019,000		529,624,000				599,643,000
Resource Assessment and Mapping		64,543,000		65,486,000		31,861,000		161,890,000
Geospatial Information Management		49,634,000		145,524,000		33,575,000		228,733,000

Sub-total, Operations		417,940,000		1,117,065,000		175,467,000		1,710,472,000

TOTAL NEW APPROPRIATIONS	₱	478,549,000	₱	1,229,538,000	₱	175,467,000	₱	1,883,554,000

914	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	196,556

Total Permanent Positions	196,556

Other Compensation Common to All
Personnel Economic Relief Allowance	9,696
Representation Allowance	1,680
Transportation Allowance	1,680
Clothing and Uniform Allowance	2,828
Mid-Year Bonus - Civilian	16,380
Year End Bonus	16,380
Cash Gift	2,020
Productivity Enhancement Incentive	2,020
Step Increment	491

Total Other Compensation Common to All	53,175

Other Benefits
PAG-IBIG Contributions	969
PhilHealth Contributions	4,836
Employees Compensation Insurance Premiums	485
Loyalty Award - Civilian	395
Terminal Leave	8,637

Total Other Benefits	15,322

Military/Uniformed Personnel
Basic Pay
Base Pay	98,075

Total Basic Pay	98,075

Other Compensation Common to All
Personnel Economic Relief Allowance	5,136
Clothing/Uniform Allowance	1,498
Subsistence Allowance	11,717
Laundry Allowance	77
Quarters Allowance	1,244
Longevity Pay	27,196
Mid-Year Bonus - Military/Uniformed Personnel	8,173
Year-end Bonus	8,173
Cash Gift	1,070
Productivity Enhancement Incentive	1,070

Total Other Compensation Common to All	65,354

DECEMBER 30, 2024	OFFICIAL GAZETTE	915

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Other Compensation for Specific Groups
Sea Duty Pay	14,212
Hazard Duty Pay	1,387
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	30,346

Total Other Compensation for Specific Groups	45,945

Other Benefits
Special Group Term Insurance	15
PAG-IBIG Contributions	514
PhilHealth Contributions	2,452
Employees Compensation Insurance Premiums	257
Terminal Leave	884

Total Other Benefits	4,122

Total Personnel Services	478,549

Maintenance and Other Operating Expenses
Travelling Expenses	62,133
Training and Scholarship Expenses	18,379
Supplies and Materials Expenses	194,559
Utility Expenses	18,053
Communication Expenses	7,703
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	468,365
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,222
Professional Services	59,385
General Services	29,318
Repairs and Maintenance	163,625
Financial Assistance/Subsidy	1,950
Taxes, Insurance Premiums and Other Fees	36,665
Other Maintenance and Operating Expenses
Advertising Expenses	352
Printing and Publication Expenses	1,000
Representation Expenses	1,517
Transportation and Delivery Expenses	40
Rent/Lease Expenses	2,800
Membership Dues and Contributions to Organizations	185
Subscription Expenses	161,787

Total Maintenance and Other Operating Expenses	1,229,538

Total Current Operating Expenditures	1,708,087

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	170,067
Transportation Equipment Outlay	5,400

Total Capital Outlays	175,467

TOTAL NEW APPROPRIATIONS	1,883,554

916	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

E. NATIONAL WATER RESOURCES BOARD

For general administration and support, and operations, as indicated hereunder	₱	259,877,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	22,092,000	₱	32,195,000	₱		₱	54,287,000
Operations		56,572,000		120,313,000		28,705,000		205,590,000

WATER RESOURCES MANAGEMENT PROGRAM		14,697,000		3,872,000		4,205,000		22,774,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		38,040,000		39,122,000		1,500,000		78,662,000
WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		3,835,000		77,319,000		23,000,000		104,154,000

TOTAL NEW APPROPRIATIONS	₱	78,664,000	₱	152,508,000	₱	28,705,000	₱	259,877,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Water Resources Board (NWRB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NWRB’s website.

The NWRB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	917

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,058,000	₱	32,195,000	₱		₱	50,253,000
Administration of Personnel Benefits		4,034,000						4,034,000

Sub-total, General Administration and Support		22,092,000		32,195,000				54,287,000

Operations
WATER RESOURCES MANAGEMENT PROGRAM		14,697,000		3,872,000		4,205,000		22,774,000

Water Resources Policies and Plans Formulation, Program Coordination, and Information and Communication		14,697,000		3,872,000		4,205,000		22,774,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		38,040,000		39,122,000		1,500,000		78,662,000

Processing, Adjudicating and Granting of Water Rights and Waterworks Franchises		21,167,000		26,878,000				48,045,000
Monitoring of Water Appropriation/Utilization and Enforcement of Laws and Orders		16,873,000		12,244,000		1,500,000		30,617,000
WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		3,835,000		77,319,000		23,000,000		104,154,000

Water Resources Supply and Demand Assessment		3,835,000		77,319,000		23,000,000		104,154,000

Sub-total, Operations		56,572,000		120,313,000		28,705,000		205,590,000

TOTAL NEW APPROPRIATIONS	₱	78,664,000	₱	152,508,000	₱	28,705,000	₱	259,877,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	57,164

Total Permanent Positions	57,164

Other Compensation Common to All
Personnel Economic Relief Allowance	2,664
Representation Allowance	408
Transportation Allowance	408
Clothing and Uniform Allowance	777
Honoraria	225
Mid-Year Bonus - Civilian	4,764
Year End Bonus	4,764
Cash Gift	555

918	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Productivity Enhancement Incentive	555
Step Increment	144

Total Other Compensation Common to All	15,264

Other Benefits
PAG-IBIG Contributions	267
PhilHealth Contributions	1,412
Employees Compensation Insurance Premiums	134
Loyalty Award - Civilian	65
Terminal Leave	4,034

Total Other Benefits	5,912

Non-Permanent Positions	324

Total Personnel Services	78,664

Maintenance and Other Operating Expenses
Travelling Expenses	10,963
Training and Scholarship Expenses	4,125
Supplies and Materials Expenses	12,019
Utility Expenses	4,157
Communication Expenses	3,585
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	95,229
General Services	8,801
Repairs and Maintenance	3,577
Taxes, Insurance Premiums and Other Fees	423
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	437
Representation Expenses	2,314
Transportation and Delivery Expenses	3
Rent/Lease Expenses	2,210
Subscription Expenses	4,305

Total Maintenance and Other Operating Expenses	152,508

Total Current Operating Expenditures	231,172

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	23,000
Machinery and Equipment Outlay	5,705

Total Capital Outlays	28,705

TOTAL NEW APPROPRIATIONS	259,877

DECEMBER 30, 2024	OFFICIAL GAZETTE	919

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

For general administration and support, and operations, as indicated hereunder	₱	117,639,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	20,297,000	₱	32,482,000	₱	8,609,000	₱	61,388,000
Operations		36,468,000		19,783,000				56,251,000

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		36,468,000		19,783,000				56,251,000

TOTAL NEW APPROPRIATIONS	₱	56,765,000	₱	52,265,000	₱	8,609,000	₱	117,639,000

Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, Sixteen Million Seven Hundred Sixty Nine Thousand Pesos (₱16,769,000) shall be used for the conservation and protection of wildlife resources, sourced from the fines, damages, fees, charges, donations, endowments, grants, or contributions collected or granted within the jurisdiction of the Palawan Council for Sustainable Development constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The Palawan Council for Sustainable Development Staff (PCSDS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCSDS’ website.

The PCSDS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,075,000	₱	32,482,000	₱	8,609,000	₱	61,166,000
Administration of Personnel Benefits		222,000						222,000

Sub-total, General Administration and Support		20,297,000		32,482,000		8,609,000		61,388,000

920	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		36,468,000		19,783,000				56,251,000

Advocacy, Communications and Education		4,582,000		1,985,000				6,567,000
ECAN Monitoring and Evaluation System		4,786,000		1,911,000				6,697,000
ECAN Zoning		3,764,000		3,971,000				7,735,000
Knowledge and Research Management		2,285,000		1,344,000				3,629,000
Resource Mobilization and Partnership Development		2,245,000		164,000				2,409,000
Operation of Strategic Environmental
Plan Clearance System		14,451,000		4,746,000				19,197,000
Wildlife and Cave Management		4,355,000		5,662,000				10,017,000

Sub-total, Operations		36,468,000		19,783,000				56,251,000

TOTAL NEW APPROPRIATIONS	₱	56,765,000	₱	52,265,000	₱	8,609,000	₱	117,639,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	43,086

Total Permanent Positions	43,086

Other Compensation Common to All
Personnel Economic Relief Allowance	1,896
Representation Allowance	780
Transportation Allowance	780
Clothing and Uniform Allowance	553
Mid-Year Bonus - Civilian	3,590
Year End Bonus	3,590
Cash Gift	395
Productivity Enhancement Incentive	395
Step Increment	107

Total Other Compensation Common to All	12,086

Other Benefits
PAG-IBIG Contributions	189
PhilHealth Contributions	1,052

DECEMBER 30, 2024	OFFICIAL GAZETTE	921

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Employees Compensation Insurance Premiums	95
Loyalty Award - Civilian	35
Terminal Leave	222

Total Other Benefits	1,593

Total Personnel Services	56,765

Maintenance and Other Operating Expenses
Travelling Expenses	3,416
Training and Scholarship Expenses	865
Supplies and Materials Expenses	11,409
Utility Expenses	1,501
Communication Expenses	1,474
Awards/Rewards and Prizes	50
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	21,609
General Services	1,581
Repairs and Maintenance	3,138
Taxes, Insurance Premiums and Other Fees	326
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	249
Representation Expenses	2,646
Rent/Lease Expenses	380
Subscription Expenses	1,954
Other Maintenance and Operating Expenses	1,431

Total Maintenance and Other Operating Expenses	52,265

Total Current Operating Expenditures	109,030

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,609
Transportation Equipment Outlay	3,000

Total Capital Outlays	8,609

TOTAL NEW APPROPRIATIONS	117,639

922	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	7,642,125,000	₱	8,766,630,000	₱	2,860,888,000	₱	19,269,643,000
B. ENVIRONMENTAL MANAGEMENT BUREAU		1,069,332,000		1,284,678,000		588,570,000		2,942,580,000
C. MINES AND GEOSCIENCES BUREAU		785,735,000		821,300,000		108,810,000		1,715,845,000
D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY		478,549,000		1,229,538,000		175,467,000		1,883,554,000
E. NATIONAL WATER RESOURCES BOARD		78,664,000		152,508,000		28,705,000		259,877,000
F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF		56,765,000		52,265,000		8,609,000		117,639,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	₱	10,111,170,000	₱	12,306,919,000	₱	3,771,049,000	₱	26,189,138,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	923
DEPARTMENT OF FINANCE

XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations and operations, as indicated hereunder	₱	932,742,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	143,391,000	₱	257,901,000	₱		₱	401,292,000
Support to Operations		76,733,000		114,771,000		47,461,000		238,965,000
Operations		173,903,000		118,582,000				292,485,000

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		106,693,000		89,372,000				196,065,000
ASSET AND LIABILITY MANAGEMENT PROGRAM		67,210,000		29,210,000				96,420,000

TOTAL NEW APPROPRIATIONS	₱	394,027,000	₱	491,254,000	₱	47,461,000	₱	932,742,000

Special Provision(s)

1. Fees and Other Receipts of the Securities and Exchange Commission. The amount collected by the Securities and Exchange Commission (SEC) from fees, fines, and other charges pursuant to R.A. No. 11232 and its rules and regulations, shall be deposited and maintained in a separate account to be used for its modernization and to augment its operational expenses such as, but not limited to, Capital Outlays, increase in compensation and benefits comparable with prevailing rates in the private sector, reasonable employee allowance, employee health care service and other insurance, employee career advancement and professionalization, legal assistance, seminars, and other professional fees in accordance with Section 175 of the said law.

In addition, the SEC is authorized to retain and utilize the amount of One Hundred Million Pesos (₱100,000,000) from its income from the registration of securities and other collection pursuant to R.A. No. 8799.

The use of income shall be in accordance with DBM-SEC J.C. No. 1 dated September 8, 2020, and such other guidelines issued thereon.

Disbursements or expenditures by the SEC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The SEC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current fiscal year covering its retained income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year.

2. Reporting and Posting Requirements. The DOF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOF’s website.

The DOF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

924	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	142,016,000	₱	257,901,000	₱		₱	399,917,000
Administration of Personnel Benefits		1,375,000						1,375,000

Sub-total, General Administration and Support		143,391,000		257,901,000				401,292,000

Support to Operations
Legal Services		12,780,000		6,926,000				19,706,000
Management of Information Systems		39,429,000		101,641,000		47,461,000		188,531,000
Revenue Integrity Protection Service (RIPS) Activities		24,524,000		6,204,000				30,728,000

Sub-total, Support to Operations		76,733,000		114,771,000		47,461,000		238,965,000

Operations
FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		106,693,000		89,372,000				196,065,000

Financial and Fiscal Planning and Programming, Consolidation, Analysis, Generation of Reports, Project Formulation on Revenue Statistics and Policy Research		18,073,000		15,156,000				33,229,000
Philippine Extractive Industries Transparency Initiative (PH-EITI)				17,102,000				17,102,000
Tax Policy Research and Formulation (Direct Tax)		25,656,000		11,197,000				36,853,000
Tax Policy Research and Formulation (Indirect Tax)		5,826,000		1,635,000				7,461,000
Preparation of Inputs of Financial and Economic Policies in Various International Fora		25,134,000		19,435,000				44,569,000
Oversight of Tax Law Implementation and Processing of Tax Exemption Requests		32,004,000		24,847,000				56,851,000
ASSET AND LIABILITY MANAGEMENT PROGRAM		67,210,000		29,210,000				96,420,000

Privatization Group and Council Secretariat Support		29,078,000		11,559,000				40,637,000
Negotiation of International Financing Transactions		19,582,000		11,299,000				30,881,000
Monitoring and Evaluation of Financial Performance of the Government Corporate Sector		18,550,000		6,352,000				24,902,000

Sub-total, Operations		173,903,000		118,582,000				292,485,000

TOTAL NEW APPROPRIATIONS	₱	394,027,000	₱	491,254,000	₱	47,461,000	₱	932,742,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	925
DEPARTMENT OF FINANCE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	285,184

Total Permanent Positions	285,184

Other Compensation Common to All
Personnel Economic Relief Allowance	9,528
Representation Allowance	8,016
Transportation Allowance	8,016
Clothing and Uniform Allowance	2,779
Mid-Year Bonus - Civilian	23,766
Year End Bonus	23,766
Cash Gift	1,985
Productivity Enhancement Incentive	1,985
Step Increment	712

Total Other Compensation Common to All	80,553

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	426
Overseas Allowance	5,366

Total Other Compensation for Specific Groups	5,792

Other Benefits
PAG-IBIG Contributions	951
PhilHealth Contributions	6,425
Employees Compensation Insurance Premiums	476
Loyalty Award - Civilian	250
Terminal Leave	1,375

Total Other Benefits	9,477

Non-Permanent Positions	13,021

Total Personnel Services	394,027

Maintenance and Other Operating Expenses
Travelling Expenses	65,300
Training and Scholarship Expenses	16,302

926	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Supplies and Materials Expenses	31,761
Utility Expenses	38,400
Communication Expenses	18,083
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,008
Professional Services	136,664
General Services	64,640
Repairs and Maintenance	5,055
Taxes, Insurance Premiums and Other Fees	9,050
Other Maintenance and Operating Expenses
Printing and Publication Expenses	725
Representation Expenses	3,288
Rent/Lease Expenses	15,600
Subscription Expenses	61,744
Other Maintenance and Operating Expenses	19,634

Total Maintenance and Other Operating Expenses	491,254

Total Current Operating Expenditures	885,281

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	47,461

Total Capital Outlays	47,461

TOTAL NEW APPROPRIATIONS	932,742

B. BUREAU OF CUSTOMS

For general administration and support, and operations, as indicated hereunder	₱	4,083,895,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	336,537,000	₱	318,462,000	₱	105,790,000	₱	760,789,000
Operations		1,567,726,000		1,118,302,000		637,078,000		3,323,106,000

CUSTOMS REVENUE ENHANCEMENT PROGRAM		1,130,774,000		755,957,000		597,695,000		2,484,426,000
CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM		436,952,000		362,345,000		39,383,000		838,680,000

TOTAL NEW APPROPRIATIONS	₱	1,904,263,000	₱	1,436,764,000	₱	742,868,000	₱	4,083,895,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	927
DEPARTMENT OF FINANCE

Special Provision(s)

1. Super Green Lane Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be used for the maintenance and improvement of the operations of the Super Green Lane Facility, including the Automated Customs Operation System and related computer systems sourced from service fees collected from importers utilizing the Facility.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Non-Intrusive Container Inspection System Project Fund. In addition to the amounts appropriated herein, One Billion Three Hundred Sixty Five Million Four Hundred Twenty Eight Thousand Pesos (₱1,365,428,000) shall be used for the maintenance, improvement, and upgrading of the Non-Intrusive Container Inspection System sourced from the mandatory container security fee imposed on every 40 and 20-footer container or twenty equivalent units under the System.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Rewards and Incentives Fund. In addition to the amounts appropriated herein, Three Billion Six Hundred Nine Million Pesos (₱3,609,000,000) shall be used for the grant of rewards and incentives to the officials and employees of the Bureau of Customs (BOC) for exceeding its prior years’ revenue collection targets sourced from fifteen percent (15%) of the collection of BOC in excess of its revenue targets pursuant to Section 4 of R.A. No. 9335 (Attrition Act of 2005). The grant of rewards and incentives shall be subject to the provisions of the said law, its Implementing Rules and Regulations, and other applicable guidelines.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations. (CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 30, 2024, Volume I-B, page 758, R.A. No. 12116)

4. Tax Refund. The amount of Twenty Billion Fifty Eight Million Nine Hundred Fifty Thousand Pesos (₱20,058,950,000) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, as amended, including legal interest thereon treated as related expense;

(b) Refund of excess collections of duties pursuant to Title IX of R.A. No. 10863;

(c) Cash conversion of valid and unexpired Tax Credit Certificates (TCCs) in accordance with Section 204 of R.A. No. 8424, as amended; and

(d) Refund of input taxes attributable to zero-rated or effectively zero-rated transactions under Section 112 of R.A. No. 8424, as amended.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BOC from the immediately preceding year, while those for payment of the other tax refunds shall be sourced from the current year’s tax revenue collections of the BOC. All tax refund payments shall be subject to the following: (i) adjustment of the report on BOC’s tax revenue collections equivalent to the tax refunds for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

5. Informer’s Reward. Twenty percent (20%) of the actual proceeds from the sale of smuggled and confiscated goods or collected penalties established by law may be given as informer’s reward to persons instrumental in the actual collections of additional revenues in accordance with Section 1512 of R.A. No. 10863.

Said amount, sourced from the proceeds of sale of smuggled and confiscated goods or collected penalties, shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

6. Disposition of Forfeited Motor Transport Equipment and Other Articles. Motor transport equipment and other articles forfeited or abandoned in favor of the government shall be sold at public auction by the BOC upon approval by the DOF. The proceeds of the sale shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

Any government agency participating in the said auction shall pay out of its programmed budget for the purpose, subject to the rules and regulations on the acquisition and use of government motor vehicles.

The Commissioner of Customs and the Bureau’s web administrator or his/her equivalent shall be responsible for ensuring that the list of forfeited or abandoned motor equipment and other articles that have been sold in auction are posted on the BOC’s website.

7. Reporting and Posting Requirements. The BOC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BOC’s website.

The BOC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

928	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	267,884,000	₱	318,462,000	₱	105,790,000	₱	692,136,000

National Capital Region (NCR)		142,191,000		193,694,000		76,190,000		412,075,000

Central Office		92,214,000		163,546,000		65,090,000		320,850,000
Collection District II - A - Port of Manila		23,054,000		7,655,000				30,709,000
Collection District II - B - Manila International Container Port		10,799,000		7,414,000		3,700,000		21,913,000
Collection District III - Ninoy Aquino International Airport		16,124,000		15,079,000		7,400,000		38,603,000
Region I - Ilocos		10,571,000		3,770,000				14,341,000

Collection District I - Port of San Fernando		10,571,000		3,770,000				14,341,000
Region II - Cagayan Valley		1,469,000		4,640,000		3,700,000		9,809,000

Collection District XV - Port of Aparri		1,469,000		4,640,000		3,700,000		9,809,000
Region III - Central Luzon		35,068,000		18,395,000				53,463,000

Collection District XIII - Port of Subic		9,365,000		7,570,000				16,935,000
Collection District XIV - Port of Clark		20,941,000		5,722,000				26,663,000
Collection District XVI - Port of Limay		4,762,000		5,103,000				9,865,000
Region IVA - CALABARZON		8,324,000		11,517,000		18,500,000		38,341,000

Collection District IV - Port of Batangas		8,324,000		11,517,000		18,500,000		38,341,000
Region V - Bicol		6,155,000		5,041,000		3,700,000		14,896,000

Collection District V - Port of Legaspi		6,155,000		5,041,000		3,700,000		14,896,000
Region VI - Western Visayas		6,676,000		7,231,000				13,907,000

Collection District VI - Port of Iloilo		6,676,000		7,231,000				13,907,000
Region VII - Central Visayas		12,978,000		8,531,000				21,509,000

Collection District VII - Port of Cebu		12,978,000		8,531,000				21,509,000
Region VIII - Eastern Visayas		5,894,000		4,627,000				10,521,000

Collection District VIII - Port of Tacloban		5,894,000		4,627,000				10,521,000
Region IX - Zamboanga Peninsula		9,738,000		6,413,000				16,151,000

Collection District XI - Port of Zamboanga		9,738,000		6,413,000				16,151,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	929
DEPARTMENT OF FINANCE

Region X - Northern Mindanao	10,256,000	22,342,000	3,700,000	36,298,000

Collection District X - Port of Cagayan de Oro	10,256,000	22,342,000	3,700,000	36,298,000
Region XI - Davao	12,572,000	25,343,000		37,915,000

Collection District XII - Port of Davao	12,572,000	25,343,000		37,915,000
Region XIII - Caraga	5,992,000	6,918,000		12,910,000

Collection District IX - Port of Surigao	5,992,000	6,918,000		12,910,000
Administration of Personnel Benefits	68,653,000			68,653,000

National Capital Region (NCR)	68,653,000			68,653,000

Central Office	68,653,000			68,653,000

Sub-total, General Administration and Support	336,537,000	318,462,000	105,790,000	760,789,000

Operations
CUSTOMS REVENUE ENHANCEMENT PROGRAM	1,130,774,000	755,957,000	597,695,000	2,484,426,000

Legal Services	135,283,000	90,650,000		225,933,000

National Capital Region (NCR)	130,193,000	88,751,000		218,944,000

Central Office	124,203,000	85,964,000		210,167,000
Collection District II - A - Port of Manila		1,191,000		1,191,000
Collection District II - B - Manila International Container Port		594,000		594,000
Collection District III - Ninoy Aquino International Airport	5,990,000	1,002,000		6,992,000
Region I - Ilocos		114,000		114,000

Collection District I - Port of San Fernando		114,000		114,000
Region III - Central Luzon	3,234,000	157,000		3,391,000

Collection District XIII - Port of Subic	3,234,000	157,000		3,391,000
Region IVA - CALABARZON	529,000	488,000		1,017,000

Collection District IV - Port of Batangas	529,000	488,000		1,017,000
Region VII - Central Visayas		677,000		677,000

Collection District VII - Port of Cebu		677,000		677,000
Region VIII - Eastern Visayas		210,000		210,000

Collection District VIII - Port of Tacloban		210,000		210,000

930	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao	1,327,000	131,000		1,458,000

Collection District X - Port of Cagayan de Oro	1,327,000	131,000		1,458,000
Region XI - Davao		49,000		49,000

Collection District XII - Port of Davao		49,000		49,000
Region XIII - Caraga		73,000		73,000

Collection District IX - Port of Surigao		73,000		73,000
Information Communication and Technology Support Services	52,295,000	424,676,000	595,805,000	1,072,776,000

National Capital Region (NCR)	52,295,000	424,676,000	595,805,000	1,072,776,000

Central Office	52,295,000	424,676,000	595,805,000	1,072,776,000
Examination and Appraisal of Imports	770,676,000	105,443,000	1,890,000	878,009,000

National Capital Region (NCR)	609,964,000	63,358,000	1,890,000	675,212,000

Central Office	57,589,000	38,542,000	1,890,000	98,021,000
Collection District II - A - Port of Manila	186,744,000	7,936,000		194,680,000
Collection District II - B - Manila International Container Port	126,233,000	9,223,000		135,456,000
Collection District III - Ninoy Aquino International Airport	239,398,000	7,657,000		247,055,000
Region I - Ilocos	7,218,000	1,017,000		8,235,000

Collection District I - Port of San Fernando	7,218,000	1,017,000		8,235,000
Region II - Cagayan Valley	997,000	926,000		1,923,000

Collection District XV - Port of Aparri	997,000	926,000		1,923,000
Region III - Central Luzon	8,820,000	2,578,000		11,398,000

Collection District XIII - Port of Subic	3,167,000	752,000		3,919,000
Collection District XIV - Port of Clark		1,229,000		1,229,000
Collection District XVI - Port of Limay	5,653,000	597,000		6,250,000
Region IVA - CALABARZON	11,791,000	3,111,000		14,902,000

Collection District IV - Port of Batangas	11,791,000	3,111,000		14,902,000
Region V - Bicol	6,282,000	1,068,000		7,350,000

Collection District V - Port of Legaspi	6,282,000	1,068,000		7,350,000
Region VI - Western Visayas	12,623,000	1,267,000		13,890,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	931
DEPARTMENT OF FINANCE

Collection District VI - Port of Iloilo	12,623,000	1,267,000	13,890,000
Region VII - Central Visayas	32,828,000	12,480,000	45,308,000

Collection District VII - Port of Cebu	32,828,000	12,480,000	45,308,000
Region VIII - Eastern Visayas	9,956,000	335,000	10,291,000

Collection District VIII - Port of Tacloban	9,956,000	335,000	10,291,000
Region IX - Zamboanga Peninsula	13,578,000	899,000	14,477,000

Collection District XI - Port of Zamboanga	13,578,000	899,000	14,477,000
Region X - Northern Mindanao	19,172,000	7,663,000	26,835,000

Collection District X - Port of Cagayan de Oro	19,172,000	7,663,000	26,835,000
Region XI - Davao	23,883,000	10,152,000	34,035,000

Collection District XII - Port of Davao	23,883,000	10,152,000	34,035,000
Region XIII - Caraga	13,564,000	589,000	14,153,000

Collection District IX - Port of Surigao	13,564,000	589,000	14,153,000
Coordination of the Activities of the Export Control Units of Various Ports	25,521,000	131,072,000	156,593,000

National Capital Region (NCR)	25,521,000	131,072,000	156,593,000

Central Office	25,521,000	131,072,000	156,593,000
Evaluation and Classification of Importation	12,912,000		12,912,000

National Capital Region (NCR)	12,912,000		12,912,000

Central Office	12,912,000		12,912,000
Warehousing Services	134,087,000	4,116,000	138,203,000

National Capital Region (NCR)	90,159,000	2,289,000	92,448,000

Collection District II - A - Port of Manila	55,973,000	931,000	56,904,000
Collection District II - B - Manila International Container Port	14,294,000	391,000	14,685,000
Collection District III - Ninoy Aquino International Airport	19,892,000	967,000	20,859,000
Region I - Ilocos		67,000	67,000

Collection District I - Port of San Fernando		67,000	67,000
Region II - Cagayan Valley	431,000		431,000

Collection District XV - Port of Aparri	431,000		431,000

932	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon	2,599,000	82,000		2,681,000

Collection District XIII - Port of Subic	2,599,000			2,599,000
Collection District XIV - Port of Clark		82,000		82,000
Region IVA - CALABARZON	6,160,000	177,000		6,337,000

Collection District IV - Port of Batangas	6,160,000	177,000		6,337,000
Region V - Bicol	1,138,000	196,000		1,334,000

Collection District V - Port of Legaspi	1,138,000	196,000		1,334,000
Region VII - Central Visayas	7,389,000	349,000		7,738,000

Collection District VII - Port of Cebu	7,389,000	349,000		7,738,000
Region VIII - Eastern Visayas	576,000			576,000

Collection District VIII - Port of Tacloban	576,000			576,000
Region IX - Zamboanga Peninsula	1,430,000	214,000		1,644,000

Collection District XI - Port of Zamboanga	1,430,000	214,000		1,644,000
Region X - Northern Mindanao	5,866,000	307,000		6,173,000

Collection District X - Port of Cagayan de Oro	5,866,000	307,000		6,173,000
Region XI - Davao	16,350,000	359,000		16,709,000

Collection District XII - Port of Davao	16,350,000	359,000		16,709,000
Region XIII - Caraga	1,989,000	76,000		2,065,000

Collection District IX - Port of Surigao	1,989,000	76,000		2,065,000
CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM	436,952,000	362,345,000	39,383,000	838,680,000

Surveillance and Prevention of Smuggling	436,952,000	362,345,000	39,383,000	838,680,000

National Capital Region (NCR)	337,822,000	299,088,000	39,383,000	676,293,000

Central Office	185,624,000	259,127,000	39,383,000	484,134,000
Collection District II - A - Port of Manila	94,731,000	19,586,000		114,317,000
Collection District II - B - Manila International Container Port	29,397,000	13,624,000		43,021,000
Collection District III - Ninoy Aquino International Airport	28,070,000	6,751,000		34,821,000
Region I - Ilocos	8,828,000	1,434,000		10,262,000

Collection District I - Port of San Fernando	8,828,000	1,434,000		10,262,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	933
DEPARTMENT OF FINANCE

Region II - Cagayan Valley		1,776,000		1,877,000				3,653,000

Collection District XV - Port of Aparri		1,776,000		1,877,000				3,653,000
Region III - Central Luzon		3,263,000		8,556,000				11,819,000

Collection District XIII - Port of Subic		846,000		4,025,000				4,871,000
Collection District XIV - Port of Clark				2,877,000				2,877,000
Collection District XVI - Port of Limay		2,417,000		1,654,000				4,071,000
Region IVA - CALABARZON		7,589,000		5,323,000				12,912,000

Collection District IV - Port of Batangas		7,589,000		5,323,000				12,912,000
Region V - Bicol		4,475,000		3,180,000				7,655,000

Collection District V - Port of Legaspi		4,475,000		3,180,000				7,655,000
Region VI - Western Visayas		7,282,000		4,250,000				11,532,000

Collection District VI - Port of Iloilo		7,282,000		4,250,000				11,532,000
Region VII - Central Visayas		14,655,000		12,214,000				26,869,000

Collection District VII - Port of Cebu		14,655,000		12,214,000				26,869,000
Region VIII - Eastern Visayas		5,062,000		659,000				5,721,000

Collection District VIII - Port of Tacloban		5,062,000		659,000				5,721,000
Region IX - Zamboanga Peninsula		4,848,000		5,293,000				10,141,000

Collection District XI - Port of Zamboanga		4,848,000		5,293,000				10,141,000
Region X - Northern Mindanao		21,040,000		10,479,000				31,519,000

Collection District X - Port of Cagayan de Oro		21,040,000		10,479,000				31,519,000
Region XI - Davao		14,973,000		7,938,000				22,911,000

Collection District XII - Port of Davao		14,973,000		7,938,000				22,911,000
Region XIII - Caraga		5,339,000		2,054,000				7,393,000

Collection District IX - Port of Surigao		5,339,000		2,054,000				7,393,000

Sub-total, Operations		1,567,726,000		1,118,302,000		637,078,000		3,323,106,000

TOTAL NEW APPROPRIATIONS	₱	1,904,263,000	₱	1,436,764,000	₱	742,868,000	₱	4,083,895,000

934	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,367,403

Total Permanent Positions	1,367,403

Other Compensation Common to All
Personnel Economic Relief Allowance	89,424
Representation Allowance	10,488
Transportation Allowance	10,488
Clothing and Uniform Allowance	26,082
Mid-Year Bonus - Civilian	113,951
Year End Bonus	113,951
Cash Gift	18,630
Productivity Enhancement Incentive	18,630
Step Increment	3,417

Total Other Compensation Common to All	405,061

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	245
Quarters Allowance	7,617

Total Other Compensation for Specific Groups	7,862

Other Benefits
PAG-IBIG Contributions	8,939
PhilHealth Contributions	33,949
Employees Compensation Insurance Premiums	4,472
Loyalty Award - Civilian	1,745
Terminal Leave	68,653

Total Other Benefits	117,758

Non-Permanent Positions	6,179

Total Personnel Services	1,904,263

Maintenance and Other Operating Expenses
Travelling Expenses	34,626
Training and Scholarship Expenses	47,852
Supplies and Materials Expenses	214,783
Utility Expenses	117,133
Communication Expenses	107,976
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	69,500
Extraordinary and Miscellaneous Expenses	13,355
Professional Services	152,221
General Services	116,229
Repairs and Maintenance	114,255

DECEMBER 30, 2024	OFFICIAL GAZETTE	935
DEPARTMENT OF FINANCE

Taxes, Insurance Premiums and Other Fees	15,395
Other Maintenance and Operating Expenses
Advertising Expenses	502
Printing and Publication Expenses	1,566
Representation Expenses	2,171
Transportation and Delivery Expenses	1,810
Rent/Lease Expenses	46,373
Subscription Expenses	333,204
Bank Transaction Fee	561
Other Maintenance and Operating Expenses	47,252

Total Maintenance and Other Operating Expenses	1,436,764

Total Current Operating Expenditures	3,341,027

Capital Outlays

Property, Plant and Equipment Outlay
Buildings and Other Structures	48,070
Machinery and Equipment Outlay	637,598
Transportation Equipment Outlay	57,200

Total Capital Outlays	742,868

TOTAL NEW APPROPRIATIONS	4,083,895

C. BUREAU OF INTERNAL REVENUE

For general administration and support, and operations, as indicated hereunder	₱	16,893,296,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,241,973,000	₱	592,294,000	₱	30,893,000	₱	1,078,613,000	₱	3,943,773,000
Operations		6,682,207,000		5,464,381,000				802,935,000		12,949,523,000

REVENUE ADMINISTRATION PROGRAM		6,682,207,000		5,464,381,000				802,935,000		12,949,523,000

TOTAL NEW APPROPRIATIONS	₱	8,924,180,000	₱	6,056,675,000	₱	30,893,000	₱	1,881,548,000	₱	16,893,296,000

Special Provision(s)

1. Tax Refund. The amount of Thirteen Billion Nine Hundred Thirteen Million Six Hundred Twenty Six Thousand Two Hundred Fourteen Pesos (₱13,913,626,214) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, as amended, including legal interest thereon treated as related expense;

(b) Cash conversion of valid and unexpired TCCs in accordance with Section 204 of R.A. No. 8424, as amended;

(c) Refund of input taxes attributable to zero-rated or effectively zero-rated transactions under Section 112 of R.A. No. 8424, as amended; and

936	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

(d) Monetization of VAT TCCs as part of the TCC Monetization Program.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BIR from the immediately preceding year, while those for payment of other tax refunds shall be sourced from the current year’s tax revenue collections of the BIR. All tax refund payments shall be subject to the following: (i) adjustment of the report on BIR’s tax revenue collections equivalent to the tax refunds for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Informer’s Reward. Ten percent (10%) of the revenues, surcharges or fees recovered or fines or penalties imposed for violations of R.A. No. 8424, as amended, or One Million Pesos (₱1,000,000) per case, whichever is lower, may be given as informer’s reward to persons instrumental in the discovery and seizure of such goods, except all public officials, whether incumbent or retired, who acquired the information in the course of performance of their duties during their incumbency and their relatives within the sixth degree of consanguinity in accordance with Section 282 (A) of R.A. No. 8424, as amended.

Said amount, sourced from the revenues, surcharges or fees recovered or fines or penalties imposed shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

3. Reporting and Posting Requirements. The BIR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BIR’s website.

The BIR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,900,471,000	₱	553,143,000	₱	30,893,000	₱	1,078,613,000	₱	3,563,120,000

National Capital Region (NCR)		867,050,000		289,000,000		30,893,000		371,513,000		1,558,456,000

Central Office		290,988,000		118,960,000		30,893,000		310,336,000		751,177,000
Revenue Regional Office V - Caloocan City		68,948,000		10,608,000						79,556,000
Revenue Regional Office VI - Manila		57,945,000		21,883,000				61,177,000		141,005,000
Revenue Regional Office VII - A - Quezon City		148,519,000		55,420,000						203,939,000
Revenue Regional Office VII - B - East National Capital Region		74,333,000		14,943,000						89,276,000
Revenue Regional Office VIII - A - Makati City		143,867,000		47,581,000						191,448,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	937
DEPARTMENT OF FINANCE

Revenue Regional Office VIII - B - South National Capital Region	82,450,000	19,605,000		102,055,000
Region I - Ilocos	32,697,000	9,383,000		42,080,000

Revenue Regional Office I - Calasiao, Pangasinan	32,697,000	9,383,000		42,080,000
Cordillera Administrative Region (CAR)	27,158,000	6,486,000		33,644,000

Revenue Regional Office II - Cordillera Administrative Region	27,158,000	6,486,000		33,644,000
Region II - Cagayan Valley	33,737,000	22,640,000		56,377,000

Revenue Regional Office III - Tuguegarao, Cagayan	33,737,000	22,640,000		56,377,000
Region III - Central Luzon	51,917,000	40,204,000		92,121,000

Revenue Regional Office IV - San Fernando, Pampanga	51,917,000	40,204,000		92,121,000
Region IVA - CALABARZON	548,668,000	52,804,000	417,650,000	1,019,122,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	261,393,000	26,332,000	161,000,000	448,725,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	287,275,000	26,472,000	256,650,000	570,397,000
Region V - Bicol	32,418,000	3,056,000		35,474,000

Revenue Regional Office X - Legaspi City	32,418,000	3,056,000		35,474,000
Region VI - Western Visayas	57,889,000	32,199,000	150,000,000	240,088,000

Revenue Regional Office XI - Iloilo City	26,411,000	8,876,000		35,287,000
Revenue Regional Office XII - Bacolod City	31,478,000	23,323,000	150,000,000	204,801,000
Region VII - Central Visayas	40,210,000	27,401,000		67,611,000

Revenue Regional Office XIII - Cebu City	40,210,000	27,401,000		67,611,000
Region VIII - Eastern Visayas	33,724,000	4,658,000	3,500,000	41,882,000

Revenue Regional Office XIV - Tacloban City	33,724,000	4,658,000	3,500,000	41,882,000

938	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IX - Zamboanga Peninsula	33,705,000	17,626,000			51,331,000

Revenue Regional Office XV - Zamboanga City	33,705,000	17,626,000			51,331,000
Region X - Northern Mindanao	41,005,000	5,328,000		28,000,000	74,333,000

Revenue Regional Office XVI - Cagayan de Oro City	41,005,000	5,328,000		28,000,000	74,333,000
Region XI - Davao	40,335,000	27,578,000		11,986,000	79,899,000

Revenue Regional Office XIX - Davao City	40,335,000	27,578,000		11,986,000	79,899,000
Region XII - SOCCSKSARGEN	31,814,000	8,532,000			40,346,000

Revenue Regional Office XVIII - Koronadal City	31,814,000	8,532,000			40,346,000
Region XIII - Caraga	28,144,000	6,248,000		95,964,000	130,356,000

Revenue Regional Office XVII - Butuan City	28,144,000	6,248,000		95,964,000	130,356,000
Human Resource Development	65,067,000	17,481,000			82,548,000

National Capital Region (NCR)	65,067,000	17,481,000			82,548,000

Central Office	65,067,000	17,481,000			82,548,000
Investigation and Prosecution of Administrative Cases Filed Against Revenue Personnel and the Security Program	15,228,000	21,670,000			36,898,000

National Capital Region (NCR)	15,228,000	21,670,000			36,898,000

Central Office	15,228,000	21,670,000			36,898,000
Administration of Personnel Benefits	261,207,000				261,207,000

National Capital Region (NCR)	261,207,000				261,207,000

Central Office	261,207,000				261,207,000

Sub-total, General Administration and Support	2,241,973,000	592,294,000	30,893,000	1,078,613,000	3,943,773,000

Operations
REVENUE ADMINISTRATION PROGRAM	6,682,207,000	5,464,381,000		802,935,000	12,949,523,000

Formulation, Coordination, Monitoring and Evaluation of Registration, Collection and Assessment Services, Including Tax Formulation of Procedures and

DECEMBER 30, 2024	OFFICIAL GAZETTE	939
DEPARTMENT OF FINANCE

Policies on Tax Fraud Investigations and Intelligence Operations	209,598,000	28,049,000		237,647,000

National Capital Region (NCR)	209,598,000	28,049,000		237,647,000

Central Office	209,598,000	28,049,000		237,647,000
Issuance of Tax Rulings, Decisions on Appealed Cases and Assistance in the Prosecution of Civil and Criminal Cases	129,417,000	11,809,000		141,226,000

National Capital Region (NCR)	129,417,000	11,809,000		141,226,000

Central Office	129,417,000	11,809,000		141,226,000
Implementation of the Tax Information and Education Program	61,419,000	23,531,000		84,950,000

National Capital Region (NCR)	61,419,000	23,531,000		84,950,000

Central Office	61,419,000	23,531,000		84,950,000
Enforcement of Internal Revenue Laws	6,009,323,000	2,821,861,000	497,043,000	9,328,227,000

National Capital Region (NCR)	2,079,508,000	1,481,535,000		3,561,043,000

Central Office	439,433,000	458,197,000		897,630,000
Revenue Regional Office V - Caloocan City	324,436,000	147,374,000		471,810,000
Revenue Regional Office VI - Manila	364,773,000	178,509,000		543,282,000
Revenue Regional Office VII - A - Quezon City	405,288,000	120,512,000		525,800,000
Revenue Regional Office VII - B - East National Capital Region	31,870,000	274,706,000		306,576,000
Revenue Regional Office VIII - A - Makati City	477,863,000	95,060,000		572,923,000
Revenue Regional Office VIII - B - South National Capital Region	35,845,000	207,177,000		243,022,000
Region I - Ilocos	320,024,000	75,958,000	90,000,000	485,982,000

Revenue Regional Office I - Calasiao, Pangasinan	320,024,000	75,958,000	90,000,000	485,982,000
Cordillera Administrative Region (CAR)	240,878,000	58,767,000	75,978,000	375,623,000

Revenue Regional Office II - Cordillera Administrative Region	240,878,000	58,767,000	75,978,000	375,623,000

940	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley	213,987,000	35,769,000	98,000,000	347,756,000

Revenue Regional Office III - Tuguegarao, Cagayan	213,987,000	35,769,000	98,000,000	347,756,000
Region III - Central Luzon	496,911,000	135,638,000	150,000,000	782,549,000

Revenue Regional Office IV - San Fernando, Pampanga	496,911,000	135,638,000	150,000,000	782,549,000
Region IVA - CALABARZON	163,138,000	255,934,000		419,072,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	87,153,000	162,043,000		249,196,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	75,985,000	93,891,000		169,876,000
Region V - Bicol	277,137,000	85,929,000		363,066,000

Revenue Regional Office X - Legaspi City	277,137,000	85,929,000		363,066,000
Region VI - Western Visayas	424,889,000	135,605,000		560,494,000

Revenue Regional Office XI - Iloilo City	231,525,000	82,208,000		313,733,000
Revenue Regional Office XII - Bacolod City	193,364,000	53,397,000		246,761,000
Region VII - Central Visayas	271,859,000	144,787,000		416,646,000

Revenue Regional Office XIII - Cebu City	271,859,000	144,787,000		416,646,000
Region VIII - Eastern Visayas	261,250,000	66,413,000		327,663,000

Revenue Regional Office XIV - Tacloban City	261,250,000	66,413,000		327,663,000
Region IX - Zamboanga Peninsula	256,293,000	50,264,000		306,557,000

Revenue Regional Office XV - Zamboanga City	256,293,000	50,264,000		306,557,000
Region X - Northern Mindanao	299,884,000	77,132,000	11,300,000	388,316,000

Revenue Regional Office XVI - Cagayan de Oro City	299,884,000	77,132,000	11,300,000	388,316,000
Region XI - Davao	284,793,000	89,357,000		374,150,000

Revenue Regional Office XIX - Davao City	284,793,000	89,357,000		374,150,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	941
DEPARTMENT OF FINANCE

Region XII - SOCCSKSARGEN		244,100,000		73,246,000				71,765,000		389,111,000

Revenue Regional Office XVIII - Koronadal City		244,100,000		73,246,000				71,765,000		389,111,000
Region XIII - Caraga		174,672,000		55,527,000						230,199,000

Revenue Regional Office XVII - Butuan City		174,672,000		55,527,000						230,199,000
Revenue Information Systems Development and Infrastructure Support		224,996,000		2,576,653,000				305,892,000		3,107,541,000

National Capital Region (NCR)		224,996,000		2,576,653,000				305,892,000		3,107,541,000

Central Office		224,996,000		2,576,653,000				305,892,000		3,107,541,000
Planning and Policy Formulation		33,480,000		1,803,000						35,283,000

National Capital Region (NCR)		33,480,000		1,803,000						35,283,000

Central Office		33,480,000		1,803,000						35,283,000
Collation, Analysis, Monitoring, Generation and Development of Internal Revenue Statistics		13,974,000		675,000						14,649,000

National Capital Region (NCR)		13,974,000		675,000						14,649,000

Central Office		13,974,000		675,000						14,649,000

Sub-total, Operations		6,682,207,000		5,464,381,000				802,935,000		12,949,523,000

TOTAL NEW APPROPRIATIONS	₱	8,924,180,000	₱	6,056,675,000	₱	30,893,000	₱	1,881,548,000	₱	16,893,296,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	6,621,197

Total Permanent Positions	6,621,197

Other Compensation Common to All
Personnel Economic Relief Allowance	375,984
Representation Allowance	25,086
Transportation Allowance	25,086
Clothing and Uniform Allowance	109,662
Mid-Year Bonus - Civilian	551,763
Year End Bonus	551,763

942	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cash Gift	78,330
Productivity Enhancement Incentive	78,330
Step Increment	16,556

Total Other Compensation Common to All	1,812,560

Other Benefits
PAG-IBIG Contributions	37,600
PhilHealth Contributions	165,045
Employees Compensation Insurance Premiums	18,800
Loyalty Award - Civilian	7,771
Terminal Leave	261,207

Total Other Benefits	490,423

Total Personnel Services	8,924,180

Maintenance and Other Operating Expenses
Travelling Expenses	352,201
Training and Scholarship Expenses	36,027
Supplies and Materials Expenses	722,781
Utility Expenses	383,077
Communication Expenses	268,262
Awards/Rewards and Prizes	3,384
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	4,948
Professional Services	158,504
General Services	1,120,913
Repairs and Maintenance	69,627
Taxes, Insurance Premiums and Other Fees	75,882
Other Maintenance and Operating Expenses
Advertising Expenses	7,343
Printing and Publication Expenses	13,355
Transportation and Delivery Expenses	6,875
Rent/Lease Expenses	1,817,572
Membership Dues and Contributions to Organizations	110
Subscription Expenses	959,956
Bank Transaction Fee	66
Other Maintenance and Operating Expenses	45,792

Total Maintenance and Other Operating Expenses	6,056,675

Financial Expenses
Interest Expenses	30,893

Total Financial Expenses	30,893

Total Current Operating Expenditures	15,011,748

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,342,756

DECEMBER 30, 2024	OFFICIAL GAZETTE	943
DEPARTMENT OF FINANCE

Machinery and Equipment Outlay	149,999
Transportation Equipment Outlay	229,400
Intangible Assets Outlay	159,393

Total Capital Outlays	1,881,548

TOTAL NEW APPROPRIATIONS	16,893,296

D. BUREAU OF LOCAL GOVERNMENT FINANCE

For general administration and support, support to operations and operations, as indicated hereunder	₱	417,370,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	99,942,000	₱	52,645,000	₱	64,405,000	₱	216,992,000
Support to Operations		6,336,000		14,850,000		25,679,000		46,865,000
Operations		111,183,000		42,330,000				153,513,000

LOCAL FINANCE ADMINISTRATION PROGRAM		111,183,000		42,330,000				153,513,000

TOTAL NEW APPROPRIATIONS	₱	217,461,000	₱	109,825,000	₱	90,084,000	₱	417,370,000

Special Provision(s)

1. Assessment Loan Revolving Fund. The Assessment Loan Revolving Fund shall be used for interest-free lending purposes to provinces, cities and municipalities, tax-mapping projects, periodic revisions of assessments, and other real property assessment programs in accordance with Section 94 of P.D. No. 464, as amended by P.D. No. 1002.

Disbursements or expenditures by the Bureau of Local Government Finance (BLGF) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The BLGF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BLGF’s website.

The BLGF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

944	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	95,865,000	₱	52,645,000	₱	64,405,000	₱	212,915,000

National Capital Region (NCR)		27,098,000		22,648,000		7,400,000		57,146,000

Central Office		27,098,000		22,648,000		7,400,000		57,146,000
Region I - Ilocos		3,890,000		2,335,000		3,998,000		10,223,000

Regional Office - I		3,890,000		2,335,000		3,998,000		10,223,000
Cordillera Administrative Region (CAR)		6,097,000		3,130,000				9,227,000

Regional Office - CAR		6,097,000		3,130,000				9,227,000
Region II - Cagayan Valley		4,504,000		1,006,000				5,510,000

Regional Office - II		4,504,000		1,006,000				5,510,000
Region III - Central Luzon		4,441,000		1,732,000		14,000,000		20,173,000

Regional Office - III		4,441,000		1,732,000		14,000,000		20,173,000
Region IVA - CALABARZON		4,227,000		1,491,000		3,700,000		9,418,000

Regional Office - IVA		4,227,000		1,491,000		3,700,000		9,418,000
Region IVB - MIMAROPA		2,573,000		3,932,000				6,505,000

Regional Office - IVB		2,573,000		3,932,000				6,505,000
Region V - Bicol		5,308,000		2,313,000		3,700,000		11,321,000

Regional Office - V		5,308,000		2,313,000		3,700,000		11,321,000
Region VI - Western Visayas		4,923,000		1,220,000		3,700,000		9,843,000

Regional Office - VI		4,923,000		1,220,000		3,700,000		9,843,000
Region VII - Central Visayas		5,220,000		3,916,000		7,400,000		16,536,000

Regional Office - VII		5,220,000		3,916,000		7,400,000		16,536,000
Region VIII - Eastern Visayas		5,961,000		1,898,000		3,700,000		11,559,000

Regional Office - VIII		5,961,000		1,898,000		3,700,000		11,559,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	945
DEPARTMENT OF FINANCE

Region IX - Zamboanga Peninsula	2,878,000	909,000	7,398,000	11,185,000

Regional Office - IX	2,878,000	909,000	7,398,000	11,185,000
Region X - Northern Mindanao	6,908,000	1,258,000		8,166,000

Regional Office - X	6,908,000	1,258,000		8,166,000
Region XI - Davao	4,744,000	1,290,000	3,700,000	9,734,000

Regional Office - XI	4,744,000	1,290,000	3,700,000	9,734,000
Region XII - SOCCSKSARGEN	3,100,000	1,701,000	5,709,000	10,510,000

Regional Office - XII	3,100,000	1,701,000	5,709,000	10,510,000
Region XIII - Caraga	3,993,000	1,866,000		5,859,000

Regional Office - XIII	3,993,000	1,866,000		5,859,000
Administration of Personnel Benefits	4,077,000			4,077,000

National Capital Region (NCR)	4,077,000			4,077,000

Central Office	4,077,000			4,077,000

Sub-total, General Administration and Support	99,942,000	52,645,000	64,405,000	216,992,000

Support to Operations
Agency Strategic Planning, Management Information System and Public Information and Legal Services	6,336,000	14,850,000	25,679,000	46,865,000

National Capital Region (NCR)	6,336,000	14,850,000	25,679,000	46,865,000

Central Office	6,336,000	14,850,000	25,679,000	46,865,000

Sub-total, Support to Operations	6,336,000	14,850,000	25,679,000	46,865,000

Operations
LOCAL FINANCE ADMINISTRATION PROGRAM	111,183,000	42,330,000		153,513,000

LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM	64,010,000	19,799,000		83,809,000

Development of LGU Treasury and Assessment Operating Policies, Guidelines, Systems and Procedures Including the Promulgation of Rulings/Opinions for the Proper Implementation Thereof	9,912,000	1,600,000		11,512,000

National Capital Region (NCR)	9,912,000	1,600,000		11,512,000

Central Office	9,912,000	1,600,000		11,512,000

946	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Conduct of Revenue and Assessment Performance Evaluation and Management, Evaluation and Monitoring of Special Projects on Local Government Finance	50,093,000	17,301,000	67,394,000

National Capital Region (NCR)	8,823,000	8,208,000	17,031,000

Central Office	8,823,000	8,208,000	17,031,000
Region I - Ilocos	2,689,000	855,000	3,544,000

Regional Office - I	2,689,000	855,000	3,544,000
Cordillera Administrative Region (CAR)	2,790,000	663,000	3,453,000

Regional Office - CAR	2,790,000	663,000	3,453,000
Region II - Cagayan Valley	3,381,000	320,000	3,701,000

Regional Office - II	3,381,000	320,000	3,701,000
Region III - Central Luzon	3,804,000	499,000	4,303,000

Regional Office - III	3,804,000	499,000	4,303,000
Region IVA - CALABARZON	2,414,000	785,000	3,199,000

Regional Office - IVA	2,414,000	785,000	3,199,000
Region IVB - MIMAROPA	3,800,000	955,000	4,755,000

Regional Office - IVB	3,800,000	955,000	4,755,000
Region V - Bicol	3,277,000	1,029,000	4,306,000

Regional Office - V	3,277,000	1,029,000	4,306,000
Region VI - Western Visayas	2,161,000	467,000	2,628,000

Regional Office - VI	2,161,000	467,000	2,628,000
Region VII - Central Visayas	2,821,000	502,000	3,323,000

Regional Office - VII	2,821,000	502,000	3,323,000
Region VIII - Eastern Visayas	3,395,000	825,000	4,220,000

Regional Office - VIII	3,395,000	825,000	4,220,000
Region IX - Zamboanga Peninsula	2,820,000	730,000	3,550,000

Regional Office - IX	2,820,000	730,000	3,550,000
Region X - Northern Mindanao	3,264,000	636,000	3,900,000

Regional Office - X	3,264,000	636,000	3,900,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	947
DEPARTMENT OF FINANCE

Region XI - Davao	1,433,000	423,000	1,856,000

Regional Office - XI	1,433,000	423,000	1,856,000
Region XII - SOCCSKSARGEN	1,938,000	234,000	2,172,000

Regional Office - XII	1,938,000	234,000	2,172,000
Region XIII - Caraga	1,283,000	170,000	1,453,000

Regional Office - XIII	1,283,000	170,000	1,453,000
Issuance of Certificate of LGU Net Debt Service Ceiling and Net Borrowing Capacity	4,005,000	898,000	4,903,000

National Capital Region (NCR)	4,005,000	898,000	4,903,000

Central Office	4,005,000	898,000	4,903,000
LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM	47,173,000	22,531,000	69,704,000

LGU Training on Policies, Procedures and Other Competency Requirements of Local Treasurers and Assessors	47,173,000	22,531,000	69,704,000

National Capital Region (NCR)	1,872,000	16,907,000	18,779,000

Central Office	1,872,000	16,907,000	18,779,000
Region I - Ilocos	3,362,000	119,000	3,481,000

Regional Office - I	3,362,000	119,000	3,481,000
Cordillera Administrative Region (CAR)	3,658,000	457,000	4,115,000

Regional Office - CAR	3,658,000	457,000	4,115,000
Region II - Cagayan Valley	2,587,000	176,000	2,763,000

Regional Office - II	2,587,000	176,000	2,763,000
Region III - Central Luzon	2,169,000	246,000	2,415,000

Regional Office - III	2,169,000	246,000	2,415,000
Region IVA - CALABARZON	2,915,000	750,000	3,665,000

Regional Office - IVA	2,915,000	750,000	3,665,000
Region IVB - MIMAROPA	2,869,000	39,000	2,908,000

Regional Office - IVB	2,869,000	39,000	2,908,000
Region V - Bicol	3,620,000	1,004,000	4,624,000

Regional Office - V	3,620,000	1,004,000	4,624,000

948	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VI - Western Visayas		2,542,000		346,000				2,888,000

Regional Office - VI		2,542,000		346,000				2,888,000
Region VII - Central Visayas		2,945,000		156,000				3,101,000

Regional Office - VII		2,945,000		156,000				3,101,000
Region VIII - Eastern Visayas		2,982,000		506,000				3,488,000

Regional Office - VIII		2,982,000		506,000				3,488,000
Region IX - Zamboanga Peninsula		3,605,000		712,000				4,317,000

Regional Office - IX		3,605,000		712,000				4,317,000
Region X - Northern Mindanao		2,169,000		462,000				2,631,000

Regional Office - X		2,169,000		462,000				2,631,000
Region XI - Davao		1,799,000		270,000				2,069,000

Regional Office - XI		1,799,000		270,000				2,069,000
Region XII - SOCCSKSARGEN		6,296,000		210,000				6,506,000

Regional Office - XII		6,296,000		210,000				6,506,000
Region XIII - Caraga		1,783,000		171,000				1,954,000

Regional Office - XIII		1,783,000		171,000				1,954,000

Sub-total, Operations		111,183,000		42,330,000				153,513,000

TOTAL NEW APPROPRIATIONS	₱	217,461,000	₱	109,825,000	₱	90,084,000	₱	417,370,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	163,349

Total Permanent Positions	163,349

Other Compensation Common to All
Personnel Economic Relief Allowance	7,440
Representation Allowance	2,298
Transportation Allowance	2,298

DECEMBER 30, 2024	OFFICIAL GAZETTE	949
DEPARTMENT OF FINANCE

Clothing and Uniform Allowance	2,170
Mid-Year Bonus - Civilian	13,608
Year End Bonus	13,608
Cash Gift	1,550
Productivity Enhancement Incentive	1,550
Step Increment	409

Total Other Compensation Common to All	44,931

Other Benefits
PAG-IBIG Contributions	745
PhilHealth Contributions	3,985
Employees Compensation Insurance Premiums	374
Terminal Leave	4,077

Total Other Benefits	9,181

Total Personnel Services	217,461

Maintenance and Other Operating Expenses
Travelling Expenses	13,608
Training and Scholarship Expenses	21,437
Supplies and Materials Expenses	12,718
Utility Expenses	3,485
Communication Expenses	10,288
Awards/Rewards and Prizes	290
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,857
Professional Services	19,863
General Services	8,251
Repairs and Maintenance	678
Taxes, Insurance Premiums and Other Fees	725
Other Maintenance and Operating Expenses
Printing and Publication Expenses	6
Representation Expenses	238
Rent/Lease Expenses	13,463
Membership Dues and Contributions to Organizations	69
Subscription Expenses	3
Other Maintenance and Operating Expenses	2,846

Total Maintenance and Other Operating Expenses	109,825

Total Current Operating Expenditures	327,286

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	17,335
Machinery and Equipment Outlay	14,298
Transportation Equipment Outlay	44,400
Furniture, Fixtures and Books Outlay	890
Intangible Assets Outlay	13,161

Total Capital Outlays	90,084

TOTAL NEW APPROPRIATIONS	417,370

950	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

E. BUREAU OF THE TREASURY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	6,419,394,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	55,549,000	₱	120,101,000	₱	21,345,000	₱	196,995,000
Support to Operations		51,919,000		384,435,000		39,259,000		475,613,000
Operations		358,155,000		2,185,150,000		2,642,397,000		5,185,702,000

FINANCIAL ASSET MANAGEMENT PROGRAM		36,024,000		2,051,305,000		2,635,267,000		4,722,596,000
DEBT AND RISK MANAGEMENT PROGRAM		19,590,000		15,103,000				34,693,000
NG ACCOUNTING PROGRAM		302,541,000		118,742,000		7,130,000		428,413,000

Total, Regular Programs		465,623,000		2,689,686,000		2,703,001,000		5,858,310,000

B. PROJECT(S)
Locally-Funded Project(s)				561,084,000				561,084,000

Total, Project(s)				561,084,000				561,084,000

TOTAL NEW APPROPRIATIONS	₱	465,623,000	₱	3,250,770,000	₱	2,703,001,000	₱	6,419,394,000

Special Provision(s)

1. Equity Contribution to International Organizations. The amount of Six Hundred Twelve Million Two Hundred Twenty Three Thousand Pesos (₱612,223,000) appropriated herein shall be used for capital or quota subscription and revaluation or maintenance of value to foreign financial institutions that has been reviewed by the DFA and the International Commitments Fund Review Panel, and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

2. Insurance Premium for Government Assets. The amount of Two Billion Pesos (₱2,000,000,000) shall be used for the payment of premiums and related expenses to insure strategically important and critical government assets against natural or human-induced calamities, epidemics, crises, and catastrophes by adopting global best practices in risk transfer mechanisms.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Reporting and Posting Requirements. The BTr shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BTr’s website.

The BTr shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	951
DEPARTMENT OF FINANCE

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,065,000	₱	120,101,000	₱	21,345,000	₱	188,511,000

National Capital Region (NCR)		47,065,000		120,101,000		21,345,000		188,511,000

Central Office		47,065,000		120,101,000		21,345,000		188,511,000
Administration of Personnel Benefits		8,484,000						8,484,000

National Capital Region (NCR)		8,484,000						8,484,000

Central Office		8,484,000						8,484,000

Sub-total, General Administration and Support		55,549,000		120,101,000		21,345,000		196,995,000

Support to Operations
Provision of Legal Services Including the Conduct of Research and Investigation		12,804,000		8,389,000				21,193,000

National Capital Region (NCR)		12,804,000		8,389,000				21,193,000

Central Office		12,804,000		8,389,000				21,193,000
Information Systems and IT Support Services		20,253,000		365,229,000		39,259,000		424,741,000

National Capital Region (NCR)		20,253,000		365,229,000		39,259,000		424,741,000

Central Office		20,253,000		365,229,000		39,259,000		424,741,000
Research and Technical Support Services		18,862,000		10,817,000				29,679,000

National Capital Region (NCR)		18,862,000		10,817,000				29,679,000

Central Office		18,862,000		10,817,000				29,679,000

Sub-total, Support to Operations		51,919,000		384,435,000		39,259,000		475,613,000

Operations
FINANCIAL ASSET MANAGEMENT PROGRAM		36,024,000		2,051,305,000		2,635,267,000		4,722,596,000

Cash Management Funding and Investment of Excess Funds		36,024,000		51,305,000		2,635,267,000		2,722,596,000

National Capital Region (NCR)		36,024,000		51,305,000		2,635,267,000		2,722,596,000

Central Office		36,024,000		51,305,000		2,635,267,000		2,722,596,000

952	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Comprehensive and Adequate Insurance Protection of Strategically Important Government Assets and Interest		2,000,000,000		2,000,000,000

National Capital Region (NCR)		2,000,000,000		2,000,000,000

Central Office		2,000,000,000		2,000,000,000
DEBT AND RISK MANAGEMENT PROGRAM	19,590,000	15,103,000		34,693,000

Securities Origination	4,681,000	4,218,000		8,899,000

National Capital Region (NCR)	4,681,000	4,218,000		8,899,000

Central Office	4,681,000	4,218,000		8,899,000
Debt Monitoring and Servicing	6,579,000	3,200,000		9,779,000

National Capital Region (NCR)	6,579,000	3,200,000		9,779,000

Central Office	6,579,000	3,200,000		9,779,000
Risk Management	8,330,000	7,685,000		16,015,000

National Capital Region (NCR)	8,330,000	7,685,000		16,015,000

Central Office	8,330,000	7,685,000		16,015,000
NG ACCOUNTING PROGRAM	302,541,000	118,742,000	7,130,000	428,413,000

Recording of NG Financial Transactions	32,249,000	9,930,000		42,179,000

National Capital Region (NCR)	32,249,000	9,930,000		42,179,000

Central Office	32,249,000	9,930,000		42,179,000
Reconciliation of NGAs Books of Accounts	9,935,000	1,581,000		11,516,000

National Capital Region (NCR)	9,935,000	1,581,000		11,516,000

Central Office	9,935,000	1,581,000		11,516,000
Release of Allotment to Local Government Units (ALGU)	260,357,000	107,231,000	7,130,000	374,718,000

National Capital Region (NCR)	260,357,000	107,231,000	7,130,000	374,718,000

Central Office	260,357,000	107,231,000	7,130,000	374,718,000

Sub-total, Operations	358,155,000	2,185,150,000	2,642,397,000	5,185,702,000

Total, Regular Programs	465,623,000	2,689,686,000	2,703,001,000	5,858,310,000

PROJECT(S)
Locally-Funded Project(s)
Development of the Treasury Single Account (TSA)		561,084,000		561,084,000

National Capital Region (NCR)		561,084,000		561,084,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	953
DEPARTMENT OF FINANCE

Central Office				561,084,000				561,084,000

Sub-total, Locally-Funded Project(s)				561,084,000				561,084,000

Total, Project(s)				561,084,000				561,084,000

TOTAL NEW APPROPRIATIONS	₱	465,623,000	₱	3,250,770,000	₱	2,703,001,000	₱	6,419,394,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	350,550

Total Permanent Positions	350,550

Other Compensation Common to All
Personnel Economic Relief Allowance	14,304
Representation Allowance	5,964
Transportation Allowance	5,814
Clothing and Uniform Allowance	4,172
Mid-Year Bonus - Civilian	29,212
Year End Bonus	29,212
Cash Gift	2,980
Productivity Enhancement Incentive	2,980
Step Increment	875

Total Other Compensation Common to All	95,513

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	375

Total Other Compensation for Specific Groups	375

Other Benefits
PAG-IBIG Contributions	1,431
PhilHealth Contributions	8,555
Employees Compensation Insurance Premiums	715
Terminal Leave	8,484

Total Other Benefits	19,185

Total Personnel Services	465,623

Maintenance and Other Operating Expenses
Travelling Expenses	16,029
Training and Scholarship Expenses	24,592

954	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Supplies and Materials Expenses	60,443
Utility Expenses	63,547
Communication Expenses	31,347
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,422
Professional Services	60,012
General Services	57,407
Repairs and Maintenance	195,447
Taxes, Insurance Premiums and Other Fees	2,046,618
Other Maintenance and Operating Expenses
Advertising Expenses	966
Representation Expenses	2,090
Transportation and Delivery Expenses	2,146
Rent/Lease Expenses	33,971
Membership Dues and Contributions to Organizations	1,505
Subscription Expenses	101,128
Bank Transaction Fee	550,000
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	3,250,770

Total Current Operating Expenditures	3,716,393

Capital Outlays
Investment Outlay	2,635,267
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,372
Machinery and Equipment Outlay	44,307
Transportation Equipment Outlay	12,100
Furniture, Fixtures and Books Outlay	955

Total Capital Outlays	2,703,001

TOTAL NEW APPROPRIATIONS	6,419,394

F. CENTRAL BOARD OF ASSESSMENT APPEALS

For general administration and support, and operations, as indicated hereunder	₱	16,826,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	226,000	₱			₱	226,000
Operations		13,733,000		2,867,000			16,600,000

REAL PROPERTY TAX ADJUDICATION PROGRAM		13,733,000		2,867,000			16,600,000

TOTAL NEW APPROPRIATIONS	₱	13,959,000	₱	2,867,000		₱	16,826,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	955
DEPARTMENT OF FINANCE

Special Provision(s)

1. Reporting and Posting Requirements. The Central Board of Assessment Appeals (CBAA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) CBAA’s website.

The CBAA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
Administration of Personnel Benefits	₱	226,000	₱			₱	226,000

Sub-total, General Administration and Support		226,000					226,000

Operations
REAL PROPERTY TAX ADJUDICATION PROGRAM		13,733,000		2,867,000			16,600,000

Adjudication of Appealed Cases on Real Property Tax Assessment		13,733,000		2,867,000			16,600,000

Sub-total, Operations		13,733,000		2,867,000			16,600,000

TOTAL NEW APPROPRIATIONS	₱	13,959,000	₱	2,867,000		₱	16,826,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	10,209

Total Permanent Positions	10,209

Other Compensation Common to All
Personnel Economic Relief Allowance	360
Representation Allowance	444

956	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Transportation Allowance	444
Clothing and Uniform Allowance	105
Mid-Year Bonus - Civilian	851
Year End Bonus	851
Cash Gift	75
Productivity Enhancement Incentive	75
Step Increment	26

Total Other Compensation Common to All	3,231

Other Benefits
PAG-IBIG Contributions	36
PhilHealth Contributions	239
Employees Compensation Insurance Premiums	18
Terminal Leave	226

Total Other Benefits	519

Total Personnel Services	13,959

Maintenance and Other Operating Expenses
Travelling Expenses	366
Training and Scholarship Expenses	169
Supplies and Materials Expenses	433
Utility Expenses	71
Communication Expenses	208
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	175
Professional Services	15
General Services	276
Repairs and Maintenance	132
Taxes, Insurance Premiums and Other Fees	172
Other Maintenance and Operating Expenses
Transportation and Delivery Expenses	6
Rent/Lease Expenses	714
Subscription Expenses	22
Other Maintenance and Operating Expenses	108

Total Maintenance and Other Operating Expenses	2,867

Total Current Operating Expenditures	16,826

TOTAL NEW APPROPRIATIONS	16,826

G. INSURANCE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	6,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	957
DEPARTMENT OF FINANCE

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,000			₱	1,000
Operations		5,000				5,000

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000				5,000

TOTAL NEW APPROPRIATIONS	₱	6,000			₱	6,000

Special Provision(s)

1. Insurance Fund. In addition to the amounts appropriated herein, Six Hundred Eighty One Million Two Hundred Thirty Two Thousand Pesos (₱681,232,000) shall be used to cover the MOOE and Capital Outlay requirements of the Insurance Commission (IC) sourced from the proceeds of premium taxes, constituted into the Insurance Fund in accordance with Section 286 of R.A. No. 8424, as amended.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Funding for Personnel Services. The Personnel Services of the IC shall be sourced from the Pre-need Fund in accordance with Section 5 of R.A. No. 9829. Any deficiency therefrom may be augmented by the Insurance Fund.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Fees, Charges, Penalties, and Other Income Derived from the Regulation of Insurance Companies and Other Supervised Persons or Entities. The amount collected by the IC from fees, charges, penalties, and other income from the regulation of insurance companies and other supervised persons or entities shall be deposited and maintained in a separate account to be used for the salary, allowances, and other expenses of the IC, pursuant to Sections 437 (n) and 441 of R.A. No. 10607.

The implementation of this provision shall be in accordance with the guidelines issued jointly by DBM and IC.

Disbursements or expenditures by the IC in violation of the above requirement shall render any disbursement from said income void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

4. Reporting and Posting Requirements. The IC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) IC’s website.

The IC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,000			₱	1,000

Sub-total, General Administration and Support		1,000				1,000

958	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000		5,000

Promulgation and Implementation of Policies, Rules and Regulations		1,000		1,000
Licensing of Insurance, Pre-Need, and HMO Entities and Related Services		1,000		1,000
Examination of Insurance, Pre-Need, and HMO Entities and Evaluation of Financial Reports		1,000		1,000
Review and Approval of Premium Rates, Investments, Reinsurance Treaties, Facultative Placements, and Products		1,000		1,000
Adjudication of Claims/Complaints and Mediation of Disputes		1,000		1,000

Sub-total, Operations		5,000		5,000

TOTAL NEW APPROPRIATIONS	₱	6,000	₱	6,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	6

Total Permanent Positions	6

Total Personnel Services	6

Total Current Operating Expenditures	6

TOTAL NEW APPROPRIATIONS	6

H. NATIONAL TAX RESEARCH CENTER

For general administration and support, and operations, as indicated hereunder	₱	136,830,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	959
DEPARTMENT OF FINANCE

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	66,646,000	₱	12,278,000	₱		₱	78,924,000
Operations		12,670,000		24,341,000		20,895,000		57,906,000

NATIONAL TAX ADVISORY PROGRAM		12,670,000		24,341,000		20,895,000		57,906,000

TOTAL NEW APPROPRIATIONS	₱	79,316,000	₱	36,619,000	₱	20,895,000	₱	136,830,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Tax Research Center (NTRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NTRC’s website.

The NTRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	66,646,000	₱	12,278,000	₱		₱	78,924,000

Sub-total, General Administration and Support		66,646,000		12,278,000				78,924,000

Operations
NATIONAL TAX ADVISORY PROGRAM		12,670,000		24,341,000		20,895,000		57,906,000

Tax System and Tax Policy Structure Studies and Surveys		12,670,000		8,060,000				20,730,000
Evaluation of Tax Subsidy Requests from Government-Owned and Controlled Corporations (GOCCs)				121,000				121,000
Evaluation and Processing of IPA Endorsed Tax Incentives Applications				16,160,000		20,895,000		37,055,000

Sub-total, Operations		12,670,000		24,341,000		20,895,000		57,906,000

TOTAL NEW APPROPRIATIONS	₱	79,316,000	₱	36,619,000	₱	20,895,000	₱	136,830,000

960	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	60,691

Total Permanent Positions	60,691

Other Compensation Common to All
Personnel Economic Relief Allowance	2,400
Representation Allowance	1,206
Transportation Allowance	1,206
Clothing and Uniform Allowance	700
Mid-Year Bonus - Civilian	5,057
Year End Bonus	5,057
Cash Gift	500
Productivity Enhancement Incentive	500
Step Increment	152

Total Other Compensation Common to All	16,778

Other Benefits
PAG-IBIG Contributions	240
PhilHealth Contributions	1,487
Employees Compensation Insurance Premiums	120

Total Other Benefits	1,847

Total Personnel Services	79,316

Maintenance and Other Operating Expenses
Travelling Expenses	3,000
Training and Scholarship Expenses	1,721
Supplies and Materials Expenses	8,028
Utility Expenses	4,700
Communication Expenses	2,680
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,868
General Services	1,800
Repairs and Maintenance	947
Taxes, Insurance Premiums and Other Fees	548
Other Maintenance and Operating Expenses
Printing and Publication Expenses	185
Representation Expenses	88
Rent/Lease Expenses	5,000
Membership Dues and Contributions to Organizations	20
Subscription Expenses	5,898

Total Maintenance and Other Operating Expenses	36,619

Total Current Operating Expenditures	115,935

DECEMBER 30, 2024	OFFICIAL GAZETTE	961
DEPARTMENT OF FINANCE

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	15,226
Transportation Equipment Outlay	5,669

Total Capital Outlays	20,895

TOTAL NEW APPROPRIATIONS	136,830

I. PRIVATIZATION AND MANAGEMENT OFFICE

For general administration and support, and operations, as indicated hereunder	₱	111,057,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	39,823,000	₱	29,251,000	₱	3,125,000	₱	72,199,000
Operations		38,858,000						38,858,000

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		38,858,000						38,858,000

TOTAL NEW APPROPRIATIONS	₱	78,681,000	₱	29,251,000	₱	3,125,000	₱	111,057,000

Special Provision(s)

1. Revolving Fund for the Conservation and Disposition of Assets. The revolving fund shall be used for expenses incurred by the Privatization and Management Office (PMO) in the conservation and disposition of assets, including fees of financial advisers, constituted from:

(a) commissions, due diligence fees, and sale of bidding documents;

(b) not more than ten percent (10%) of the proceeds from the disposition of GOCCs, assets and idle properties, as approved by the Privatization Council in accordance with Proclamation No. 50 dated December 15, 1986 and E.O. No. 323, s. 2000; and

(c) not more than ten percent (10%) of the proceeds realized from the disposition of properties of abolished government corporations and former enemy-owned entities of the Board of Liquidators beginning FY 2007 and succeeding years in accordance with E.O. No. 471, s. 2005: Provided , That ninety percent (90%) of said proceeds shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292 and Section 65 of P.D. No. 1445.

In no case shall the revolving fund be used for any other purpose.

Disbursements or expenditures by the PMO in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The PMO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PMO’s website.

The PMO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

962	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,823,000	₱	29,251,000	₱	3,125,000	₱	72,199,000

Sub-total, General Administration and Support		39,823,000		29,251,000		3,125,000		72,199,000

Operations
PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		38,858,000						38,858,000

Conservation, Sale/Disposition of Assets and Other Properties		38,858,000						38,858,000

Sub-total, Operations		38,858,000						38,858,000

TOTAL NEW APPROPRIATIONS	₱	78,681,000	₱	29,251,000	₱	3,125,000	₱	111,057,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Non-Permanent Positions	78,681

Total Personnel Services	78,681

Maintenance and Other Operating Expenses
Travelling Expenses	35
Training and Scholarship Expenses	400
Supplies and Materials Expenses	2,424
Utility Expenses	4,000
Communication Expenses	1,160
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	798
General Services	5,500
Repairs and Maintenance	650
Taxes, Insurance Premiums and Other Fees	50
Other Maintenance and Operating Expenses
Representation Expenses	385
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	26

DECEMBER 30, 2024	OFFICIAL GAZETTE	963
DEPARTMENT OF FINANCE

Subscription Expenses	12,891
Other Maintenance and Operating Expenses	832

Total Maintenance and Other Operating Expenses	29,251

Total Current Operating Expenditures	107,932

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,125

Total Capital Outlays	3,125

TOTAL NEW APPROPRIATIONS	111,057

964	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

DEPARTMENT OF FINANCE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Fianancial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	394,027,000	₱	491,254,000	₱		₱	47,461,000	₱	932,742,000
B. BUREAU OF CUSTOMS		1,904,263,000		1,436,764,000				742,868,000		4,083,895,000
C. BUREAU OF INTERNAL REVENUE		8,924,180,000		6,056,675,000		30,893,000		1,881,548,000		16,893,296,000
D. BUREAU OF LOCAL GOVERNMENT FINANCE		217,461,000		109,825,000				90,084,000		417,370,000
E. BUREAU OF THE TREASURY		465,623,000		3,250,770,000				2,703,001,000		6,419,394,000
F. CENTRAL BOARD OF ASSESSMENT APPEALS		13,959,000		2,867,000						16,826,000
G. INSURANCE COMMISSION		6,000								6,000
H. NATIONAL TAX RESEARCH CENTER		79,316,000		36,619,000				20,895,000		136,830,000
I. PRIVATIZATION AND MANAGEMENT OFFICE		78,681,000		29,251,000				3,125,000		111,057,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FINANCE	₱	12,077,516,000	₱	11,414,025,000	₱	30,893,000	₱	5,488,982,000	₱	29,011,416,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	965
DEPARTMENT OF FOREIGN AFFAIRS

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	27,370,729,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,091,791,000	₱	2,137,087,000	₱	1,888,658,000	₱	5,117,536,000
Support to Operations		85,818,000		16,625,000				102,443,000
Operations		8,370,639,000		13,314,094,000		466,017,000		22,150,750,000

DIPLOMACY PROGRAM		5,547,305,000		6,303,987,000		401,692,000		12,252,984,000
CONSULAR / ATN PROGRAM		2,823,334,000		7,010,107,000		64,325,000		9,897,766,000

TOTAL NEW APPROPRIATIONS	₱	9,548,248,000	₱	15,467,806,000	₱	2,354,675,000	₱	27,370,729,000

Special Provision(s)

1. Department of Foreign Affairs Working Fund. All income collected in foreign service posts, including rental income and proceeds from sale of used motor vehicles shall be recorded as income of the General Fund. All the amounts collected in foreign currency may be retained by foreign service posts as working fund, except for honorary consulates which may only retain not more than fifty percent (50%) of such collections in foreign currency for reimbursement of their administrative expenses. For this purpose, the total amount of income retained and the allotments released for foreign service posts shall not exceed the appropriations authorized for the purpose.

2. Passport Revolving Fund. The revolving fund constituted from the fees collected for the processing and issuance of passports requiring special consideration, waiver or issuance beyond regular office hours shall be used to improve the passporting and consular services of the DFA in accordance with R.A. No. 11983 and augment the requirements for the purchase of passport booklets. In no case shall said fund be used for the payment of travel and transportation allowances and expenses.

Disbursements or expenditures by DFA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

3. Building Fund. The amount of One Billion Four Hundred Fifty Million Pesos (₱1,450,000,000) appropriated herein for the Building Fund shall be used for the:

(a)

acquisition or construction of new properties abroad and in the Philippines for chanceries and residences, as well as office space for consular offices through direct purchase or lease-purchase agreements;

(b)	renovation of deteriorating government-owned consular offices, chanceries and residences of the Philippine Foreign Service;

(c)	purchase of furniture, fixtures and equipment for chanceries, residences and consular offices;

(d)	long-term lease of chanceries, residences, and consular offices when the terms and conditions are favorable and advantageous to the government;

(e)	payment of the services of a highly technical consultant (HTC) relative to the renovation, redevelopment and construction of chanceries, residences and consular offices; and

(f)	payment of rental of a temporary office space for use by Philippine Foreign Service posts during construction or major renovation of chanceries, residences and consular offices.

The DFA shall consider all previously committed undertakings and the available balance of the Building Fund in the programming for the current year and give preference to the acquisition or construction of properties abroad and renovation of government-owned properties.

966	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

4. Rentals or Philippine Chanceries, Consular Offices or Official Residences. The DFA is authorized to pay advance rentals of chanceries, consular offices, and official residences abroad, covering a lease period not exceeding five (5) years and to make minor renovations on the said properties to make them suitable for the Department’s use as the circumstances and the practice of the foreign country may require. Lease-purchase agreements shall not exceed the annual rental appropriations at the time of signing of the agreement shall require the issuance of a multi-year contractual authority in accordance with the General Provisions in this Act.

Where furnished government-owned or leased quarters are available, no living quarters allowance shall be paid to persons occupying such quarters. The cost of utilities, maintenance and minor alterations and repair including costs of furniture, fixtures and household equipment and appliances, if necessary, shall be charged out of savings from appropriations for overseas allowances, subject to the rules on modification in the allotment or use of savings, as the case may be, as provided in the General Provisions of this Act.

The lease agreements shall be subject to the rules on advance payment of rentals and the appropriate use of living quarters allowance: Provided, That the advance payment shall not exceed a one-year term.

5. Purchase or Passport Booklets. The amount of Four Billion Two Hundred Ninety Two Million Six Hundred Fifty Four Thousand Pesos (₱4,292,654,000) appropriated herein shall be used for the purchase of passport booklets and cost of personalization. Any deficiency for the purchase of passport booklets and personalization may be augmented by the Passport Revolving Fund. Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

6. Tax Refund(s) of Foreign Service Posts. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is hereby authorized to use the proceeds of tax refunds due to foreign service posts to cover payment of other operating expenses of the said foreign post.

The use of said proceeds of tax refunds shall be subject to the rules on modification in the allotment or use of savings, as the case may be, as provided in the General Provisions of this Act.

7. Support for Climate Change Negotiations. The DFA shall extend the necessary technical, legal, and logistical support to the Climate Change Commission on the participation of the Philippine delegation in the climate change negotiation processes pursuant to the United Nations Framework Convention on Climate Change and in other international fora on climate change.

8. Insurance Proceeds. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is authorized to retain and use insurance proceeds covering properties in foreign posts for the replacement or restoration thereof.

9. Provision for Agency Attachés or Representatives and Cost Sharing Agreement. Diplomatic missions and consular offices shall furnish adequate office space, supplies and materials, utilities and other commonly-shared expenses such as, but not limited to, security, janitorial, other general services and building insurance, to duly accredited attachés or representatives of government agencies assigned thereto: Provided, That the agencies concerned shall contribute a share in the cost expended by the said foreign service post.

10. Benefits for Alien or Local-hire Employees. The appropriations authorized for the hiring of alien or local-hire employees may be used for payment of gratuity or separation pay to the said employees in the foreign service in accordance with local laws. This may include terminal leave and employer’s share in social security or workmen’s compensation, customary in the diplomatic or consular jurisdiction.

11. Overseas Absentee Voting. The amount of Forty Three Million Six Hundred Forty Five Thousand Pesos (₱43,645,000) appropriated herein shall be used for the implementation of R.A. No. 9189, including the conduct of continuing registration, information campaign and development, and maintenance of databases. In no case shall said amount be used for the creation of new positions or the purchase of motor vehicles.

12. Contributions to International Organizations and Hosting of Regional or International Conferences. The amounts of Two Billion Seven Hundred Seventeen Million Eight Hundred Eight Thousand Pesos (₱2,717,808,000) and Ninety Five Million Three Hundred Ninety Seven Thousand Pesos (₱95,397,000) appropriated herein shall be used for contributions to international organizations and hosting of regional or international conferences, respectively, that has been reviewed by the DFA and the International Commitments Fund Review Panel and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

13. Streamlining of the Non-Performing Temporary Offsite Passport Services (TOPS). Pursuant to the lifting of the State of Public Health Emergency Throughout the Philippines, as declared in Proclamation No. 297, the DFA shall streamline the non-performing TOPS, which may result in the closure of certain sites or their conversion into consular offices managed by the Department.

The creation of these consular offices shall be conducted in accordance with the conditions prescribed under Section 3 of E.O. No. 45, s. 2017.

14. Long-Term Lease of Motor Vehicles. Foreign Service Posts are authorized to lease motor vehicles for a period not to exceed two (2) years, with option to renew thereafter if the lease proves to be economically advantageous to the government. However, when acquisition of motor vehicle is preferable and more advantageous to the government, the same shall be included under the DFA’s motor vehicle refleeting program.

15. Reporting and Posting Requirements. The DFA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DFA’s website.

The DFA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	967
DEPARTMENT OF FOREIGN AFFAIRS

16. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General management and supervision	₱	766,419,000	₱	2,137,087,000	₱	1,888,658,000	₱	4,792,164,000

National Capital Region (NCR)		766,419,000		2,137,087,000		1,888,658,000		4,792,164,000

Home Office		766,419,000		2,137,087,000		1,888,658,000		4,792,164,000
Administration of Personnel Benefits		325,372,000						325,372,000

National Capital Region (NCR)		325,372,000						325,372,000

Home Office		325,372,000						325,372,000

Sub-total, General Administration and Support		1,091,791,000		2,137,087,000		1,888,658,000		5,117,536,000

Support to Operations
Legal services		61,613,000		3,679,000				65,292,000

National Capital Region (NCR)		61,613,000		3,679,000				65,292,000

Home Office		61,613,000		3,679,000				65,292,000
Coordination, Integration, Planning and Monitoring of Foreign Policy		24,205,000		12,946,000				37,151,000

National Capital Region (NCR)		24,205,000		12,946,000				37,151,000

Home Office		24,205,000		12,946,000				37,151,000

Sub-total, Support to Operations		85,818,000		16,625,000				102,443,000

Operations
DIPLOMACY PROGRAM		5,547,305,000		6,303,987,000		401,692,000		12,252,984,000

Formulation, Coordination and Supervision of Foreign Policy		237,088,000		3,320,299,000		792,000		3,558,179,000

National Capital Region (NCR)		237,088,000		3,320,299,000		792,000		3,558,179,000

Home Office		237,088,000		3,320,299,000		792,000		3,558,179,000
Conduct of Bilateral and Multilateral Relations in Accordance with Foreign Policy Directives		5,310,217,000		2,983,688,000		400,900,000		8,694,805,000

968	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)	5,310,217,000	2,983,688,000	400,900,000	8,694,805,000

Abu Dhabi, United Arab Emirates (UAE)	122,226,000	58,319,000	9,178,000	189,723,000
Abuja, Nigeria	49,237,000	25,518,000		74,755,000
Amman, Jordan	65,537,000	36,263,000	8,062,000	109,862,000
Ankara, Turkey	82,107,000	34,087,000	10,584,000	126,778,000
ASEAN, Jakarta, Indonesia	50,775,000	29,584,000	8,633,000	88,992,000
Athens, Greece	73,995,000	45,974,000		119,969,000
Baghdad, Iraq	35,047,000	25,264,000	8,062,000	68,373,000
Bandar Seri Begawan, Brunei Darussalam	59,308,000	29,923,000		89,231,000
Bangkok, Thailand	79,848,000	26,010,000	3,993,000	109,851,000
Barcelona, Spain		2,560,000		2,560,000
Beijing, People’s Republic of China	116,223,000	88,102,000		204,325,000
Beirut, Lebanon	58,781,000	36,175,000	4,178,000	99,134,000
Berlin, Germany	82,745,000	50,625,000	16,798,000	150,168,000
Berne, Switzerland	65,506,000	22,711,000	10,584,000	98,801,000
Bogota, Colombia	44,737,000	39,005,000	6,556,000	90,298,000
Brasilia, Brazil	47,086,000	25,858,000		72,944,000
Brussels, Belgium	90,026,000	55,497,000		145,523,000
Bucharest, Romania	45,267,000	22,106,000	10,584,000	77,957,000
Budapest, Hungary	42,482,000	22,077,000		64,559,000
Buenos Aires, Argentina	36,952,000	19,734,000		56,686,000
Cairo, Arab Republic of Egypt	59,480,000	17,712,000	8,062,000	85,254,000
Calgary, Alberta, Canada		2,530,000		2,530,000
Canberra, Australia	85,835,000	26,556,000		112,391,000
Chicago, Illinois, USA		12,460,000		12,460,000
Chongqing, People’s Republic of China		4,422,000		4,422,000
Copenhagen, Denmark	65,377,000	58,759,000		124,136,000
Damascus, Syria	43,835,000	29,648,000	8,062,000	81,545,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	969
DEPARTMENT OF FOREIGN AFFAIRS

Dhaka, Bangladesh	44,326,000	15,245,000		59,571,000
Dili, Timor-Leste	48,994,000	18,315,000		67,309,000
Doha, Qatar	136,872,000	33,774,000	4,178,000	174,824,000
Dubai, UAE		19,840,000		19,840,000
Dublin, Ireland	59,372,000	59,493,000	10,584,000	129,449,000
Frankfurt, Germany		1,595,000		1,595,000
Geneva, Switzerland - PM	118,434,000	41,424,000		159,858,000
Geneva, Switzerland - WTO	61,659,000	38,160,000	7,560,000	107,379,000
Hanoi, Vietnam	52,650,000	33,777,000		86,427,000
Helsinki, Finland	53,226,000	57,833,000	10,584,000	121,643,000
Honolulu, Hawaii, USA		14,127,000		14,127,000
Islamabad, Pakistan	43,738,000	20,884,000		64,622,000
Istanbul, Turkey		3,200,000		3,200,000
Jakarta, Indonesia	84,313,000	26,651,000		110,964,000
Jeddah, Kingdom of Saudi Arabia		12,881,000		12,881,000
Kuala Lumpur, Malaysia	119,553,000	43,877,000		163,430,000
Kuwait	105,792,000	25,863,000	4,178,000	135,833,000
Lisbon, Portugal	54,501,000	22,926,000		77,427,000
London, United Kingdom	148,921,000	77,842,000	5,000,000	231,763,000
Los Angeles, California, USA		17,665,000		17,665,000
Madrid, Spain	78,544,000	74,864,000	5,000,000	158,408,000
Manado, Celebes, Indonesia		6,401,000		6,401,000
Manama, Bahrain	76,557,000	28,211,000	4,178,000	108,946,000
Melbourne, Australia		1,477,000		1,477,000
Mexico City, Mexico	63,528,000	29,935,000		93,463,000
Milan, Italy		12,499,000		12,499,000

970	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Moscow, Russia	88,598,000	66,194,000	6,214,000	161,006,000
Muscat, Oman	66,643,000	30,152,000		96,795,000
Nairobi, Kenya	51,256,000	24,449,000	6,008,000	81,713,000
New Delhi, India	58,147,000	22,355,000		80,502,000
New York, USA - PCG		6,851,000		6,851,000
New York, USA - PM	127,379,000	98,956,000	6,419,000	232,754,000
Osaka, Japan		10,543,000		10,543,000
Oslo, Norway	78,643,000	45,641,000		124,284,000
Ottawa, Canada	77,483,000	37,031,000		114,514,000
Paris, France	97,265,000	39,622,000	10,584,000	147,471,000
Phnom Penh, Cambodia	44,657,000	22,068,000	8,633,000	75,358,000
Port Moresby, Papua New Guinea	36,753,000	12,177,000		48,930,000
Prague, Czech Republic	52,452,000	25,711,000		78,163,000
Pretoria, South Africa	46,597,000	25,924,000	8,062,000	80,583,000
Rabat, Morocco	54,530,000	17,454,000		71,984,000
Riyadh, Kingdom of Saudi Arabia	181,974,000	71,098,000		253,072,000
Rome, Italy	113,636,000	35,644,000	10,584,000	159,864,000
San Francisco, California, USA		19,490,000		19,490,000
Santiago, Chile	44,745,000	18,080,000		62,825,000
Seoul, South Korea	90,268,000	44,593,000		134,861,000
Shanghai, People’s Republic of China		11,314,000		11,314,000
Singapore	123,838,000	64,653,000		188,491,000
Stockholm, Sweden	75,193,000	45,596,000		120,789,000
Sydney, Australia		11,374,000		11,374,000
Tehran, Iran	49,153,000	27,064,000	12,240,000	88,457,000
Tel-Aviv, Israel	84,428,000	50,963,000		135,391,000
The Hague, Netherlands	94,431,000	37,621,000		132,052,000
Tokyo, Japan	195,739,000	105,871,000	146,500,000	448,110,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	971
DEPARTMENT OF FOREIGN AFFAIRS

Tripoli, Libya	42,637,000	24,754,000	4,178,000	71,569,000
Vatican (Holy See)	33,512,000	30,840,000		64,352,000
Vienna, Austria	89,255,000	47,354,000		136,609,000
Vientiane, Lao People’s Democratic Republic	44,895,000	16,426,000	8,633,000	69,954,000
Warsaw, Poland	63,589,000	31,804,000		95,393,000
Washington, D.C., USA	147,328,000	153,164,000	5,034,000	305,526,000
Wellington, New Zealand	62,287,000	20,186,000	3,213,000	85,686,000
Xiamen, People’s Republic of China		5,320,000		5,320,000
Yangon, Myanmar	39,514,000	39,113,000		78,627,000
CONSULAR / ATN PROGRAM	2,823,334,000	7,010,107,000	64,325,000	9,897,766,000

Provision of Consular Services Including Issuance of Passports, Visas and Other Consular Documents	2,823,334,000	5,751,397,000	64,325,000	8,639,056,000

National Capital Region (NCR)	2,823,334,000	5,751,397,000	64,325,000	8,639,056,000

Abuja, Nigeria		2,468,000		2,468,000
Agana, Guam, United States of America (USA)	74,171,000	33,071,000	6,419,000	113,661,000
Ankara, Turkey		2,403,000		2,403,000
Barcelona, Spain	75,978,000	30,920,000		106,898,000
Berlin, Germany		3,870,000		3,870,000
Berne, Switzerland		2,343,000		2,343,000
Bogota, Colombia		1,083,000		1,083,000
Brasilia, Brazil		1,057,000		1,057,000
Bucharest, Romania		1,402,000		1,402,000
Budapest, Hungary		1,400,000		1,400,000
Buenos Aires, Argentina		1,545,000		1,545,000
Cairo, Arab Republic of Egypt		4,696,000		4,696,000
Calgary, Alberta, Canada	66,764,000	33,860,000	6,419,000	107,043,000
Canberra, Australia		2,262,000		2,262,000
Chicago, Illinois, USA	85,507,000	40,205,000		125,712,000
Chongqing, People’s Republic of China	35,685,000	18,022,000		53,707,000

972	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Copenhagen, Denmark		1,056,000		1,056,000
Damascus, Syria		3,225,000		3,225,000
Dhaka, Bangladesh		4,590,000		4,590,000
Dili, Timor-Leste		2,099,000		2,099,000
Doha, Qatar		2,787,000		2,787,000
Dubai, UAE	129,105,000	36,833,000		165,938,000
Dublin, Ireland		4,231,000		4,231,000
Frankfurt, Germany	88,801,000	62,719,000	6,214,000	157,734,000
Geneva, Switzerland - PM		853,000		853,000
Guangzhou, People’s Republic of China	70,455,000	39,782,000		110,237,000
Helsinki, Finland		2,643,000		2,643,000
Home Office	465,141,000	4,573,754,000		5,038,895,000
Hongkong Special Administrative Region, People’s Republic of China	139,885,000	98,476,000	11,580,000	249,941,000
Honolulu, Hawaii, USA	85,926,000	16,107,000		102,033,000
Houston, Texas, USA	69,106,000	36,706,000		105,812,000
Islamabad, Pakistan		2,254,000		2,254,000
Istanbul, Turkey	57,299,000	19,450,000		76,749,000
Jakarta, Indonesia		1,630,000		1,630,000
Jeddah, Kingdom of Saudi Arabia	141,902,000	50,044,000		191,946,000
Kuwait		1,757,000		1,757,000
Lisbon, Portugal		1,460,000		1,460,000
London, United Kingdom		4,114,000		4,114,000
Los Angeles, California, USA	131,149,000	69,766,000		200,915,000
Macau, People’s Republic of China	71,174,000	28,782,000		99,956,000
Madrid, Spain		1,367,000		1,367,000
Manado, Celebes, Indonesia	32,915,000	9,601,000		42,516,000
Manama, Bahrain		1,278,000		1,278,000
Melbourne, Australia	113,337,000	48,252,000	7,012,000	168,601,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	973
DEPARTMENT OF FOREIGN AFFAIRS

Mexico City, Mexico		1,877,000		1,877,000
Milan, Italy	89,634,000	18,872,000	10,584,000	119,090,000
Nagoya, Japan	99,032,000	43,123,000		142,155,000
Nairobi, Kenya		1,892,000		1,892,000
New York, USA - PCG	112,024,000	64,853,000		176,877,000
Osaka, Japan	88,870,000	43,536,000		132,406,000
Oslo, Norway		969,000		969,000
Ottawa, Canada		2,424,000		2,424,000
Paris, France		1,030,000		1,030,000
Phnom Penh, Cambodia		1,758,000		1,758,000
Port Moresby, Papua New Guinea		2,884,000		2,884,000
Prague, Czech Republic		148,000		148,000
Rabat, Morocco		2,920,000		2,920,000
Rome, Italy		1,615,000		1,615,000
San Francisco, California, USA	137,425,000	49,242,000		186,667,000
Seoul, South Korea		4,448,000		4,448,000
Shanghai, People’s Republic of China	68,710,000	51,247,000	4,483,000	124,440,000
Singapore		3,086,000		3,086,000
Stockholm, Sweden		2,083,000		2,083,000
Sydney, Australia	70,874,000	12,406,000		83,280,000
Tehran, Iran		1,368,000		1,368,000
Tel-Aviv, Israel		1,484,000		1,484,000
The Hague, Netherlands		954,000		954,000
Tokyo, Japan		4,955,000		4,955,000
Toronto, Canada	77,315,000	38,018,000		115,333,000
Tripoli, Libya		4,437,000		4,437,000
Vancouver, B.C., Canada	92,174,000	32,761,000	5,034,000	129,969,000
Vatican (Holy See)		4,124,000		4,124,000

974	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Vienna, Austria				1,272,000				1,272,000
Vientiane, Lao People’s Democratic Republic				699,000				699,000
Warsaw, Poland				1,907,000				1,907,000
Washington, D.C., USA				4,845,000				4,845,000
Wellington, New Zealand				2,818,000				2,818,000
Xiamen, People’s Republic of China		52,976,000		35,119,000		6,580,000		94,675,000
Protection of the Rights and Promotion of Welfare of Overseas Filipinos				1,258,710,000				1,258,710,000

National Capital Region (NCR)				1,258,710,000				1,258,710,000

Home Office				1,258,710,000				1,258,710,000

Sub-total, Operations		8,370,639,000		13,314,094,000		466,017,000		22,150,750,000

TOTAL NEW APPROPRIATIONS	₱	9,548,248,000	₱	15,467,806,000	₱	2,354,675,000	₱	27,370,729,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,967,132

Total Permanent Positions	1,967,132

Other Compensation Common to All
Personnel Economic Relief Allowance	52,656
Representation Allowance	22,314
Transportation Allowance	21,306
Clothing and Uniform Allowance	15,358
Mid-Year Bonus - Civilian	163,928
Year End Bonus	163,928
Cash Gift	15,050
Productivity Enhancement Incentive	15,050
Step Increment	4,913

Total Other Compensation Common to All	474,503

Other Compensation for Specific Groups
Overseas Allowance	6,708,629

Total Other Compensation for Specific Groups	6,708,629

DECEMBER 30, 2024	OFFICIAL GAZETTE	975
DEPARTMENT OF FOREIGN AFFAIRS

Other Benefits
PAG-IBIG Contributions	7,227
PhilHealth Contributions	43,196
Employees Compensation Insurance Premiums	3,611
Terminal Leave	325,372

Total Other Benefits	379,406

Non-Permanent Positions	18,578

Total Personnel Services	9,548,248

Maintenance and Other Operating Expenses
Travelling Expenses	1,293,101
Training and Scholarship Expenses	100,728
Supplies and Materials Expenses	4,845,106
Utility Expenses	198,259
Communication Expenses	307,668
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,452
Professional Services	1,366,524
General Services	511,560
Repairs and Maintenance	146,688
Financial Assistance/Subsidy	1,000,000
Taxes, Insurance Premiums and Other Fees	86,539
Other Maintenance and Operating Expenses
Advertising Expenses	1,806
Printing and Publication Expenses	15,966
Representation Expenses	575,992
Transportation and Delivery Expenses	5,077
Rent/Lease Expenses	1,784,373
Membership Dues and Contributions to Organizations	2,895,980
Subscription Expenses	185,568
Donations	7,643
Bank Transaction Fee	12,443
Other Maintenance and Operating Expenses	121,333

Total Maintenance and Other Operating Expenses	15,467,806

Total Current Operating Expenditures	25,016,054

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,813,889
Machinery and Equipment Outlay	80,321
Transportation Equipment Outlay	318,565
Furniture, Fixtures and Books Outlay	5,400
Heritage Assets	136,500

Total Capital Outlays	2,354,675

TOTAL NEW APPROPRIATIONS	27,370,729

976	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. FOREIGN SERVICE INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	152,485,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	14,486,000	₱	64,346,000	₱	4,370,000	₱	83,202,000
Operations		39,905,000		29,378,000				69,283,000

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		39,905,000		29,378,000				69,283,000

TOTAL NEW APPROPRIATIONS	₱	54,391,000	₱	93,724,000	₱	4,370,000	₱	152,485,000

Special Provision(s)

1. Reporting and Posting Requirements. The Foreign Service Institute (FSI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) FSI’s website.

The FSI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,311,000	₱	64,346,000	₱	4,370,000	₱	82,027,000
Administration of Personnel Benefits		1,175,000						1,175,000

Sub-total, General Administration and Support		14,486,000		64,346,000		4,370,000		83,202,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	977
DEPARTMENT OF FOREIGN AFFAIRS

Operations
FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		39,905,000		29,378,000				69,283,000

Formulation, Development, Conduct of Personnel Development, and Technical Research, Publication and Dissemination of Studies on Philippine Foreign Policy		39,905,000		29,378,000				69,283,000

Sub-total, Operations		39,905,000		29,378,000				69,283,000

TOTAL NEW APPROPRIATIONS	₱	54,391,000	₱	93,724,000	₱	4,370,000	₱	152,485,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	35,698

Total Permanent Positions	35,698

Other Compensation Common to All
Personnel Economic Relief Allowance	1,968
Representation Allowance	144
Transportation Allowance	144
Clothing and Uniform Allowance	574
Honoraria	5,302
Mid-Year Bonus - Civilian	2,974
Year End Bonus	2,974
Cash Gift	410
Productivity Enhancement Incentive	410
Step Increment	89

Total Other Compensation Common to All	14,989

Other Benefits
PAG-IBIG Contributions	197
PhilHealth Contributions	892
Employees Compensation Insurance Premiums	99
Loyalty Award - Civilian	130
Terminal Leave	1,175

Total Other Benefits	2,493

Non-Permanent Positions	1,211

Total Personnel Services	54,391

978	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	8,904
Training and Scholarship Expenses	11,024
Supplies and Materials Expenses	5,732
Utility Expenses	5,200
Communication Expenses	1,748
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,998
Professional Services	4,118
General Services	4,500
Repairs and Maintenance	355
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	26
Printing and Publication Expenses	400
Representation Expenses	1,532
Rent/Lease Expenses	42,820
Membership Dues and Contributions to Organizations	14
Subscription Expenses	4,150
Bank Transaction Fee	3

Total Maintenance and Other Operating Expenses	93,724

Total Current Operating Expenditures	148,115

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,970
Transportation Equipment Outlay	2,400

Total Capital Outlays	4,370

TOTAL NEW APPROPRIATIONS	152,485

C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	4,968,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,979,000	₱	538,000		₱	2,517,000
Operations				2,451,000			2,451,000

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM				2,451,000			2,451,000

TOTAL NEW APPROPRIATIONS	₱	1,979,000	₱	2,989,000		₱	4,968,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	979
DEPARTMENT OF FOREIGN AFFAIRS

Special Provision(s)

1. Reporting and Posting Requirements. The Technical Cooperation Council of the Philippines (TCCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) TCCP’s website.

The TCCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,839,000	₱	538,000		₱	2,377,000
Administration of Personnel Benefits		140,000					140,000

Sub-total, General Administration and Support		1,979,000		538,000			2,517,000

Operations
ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM				2,451,000			2,451,000

Coordination and Conduct of Economic and Technical Skills Training Programs and Services for Developing and Least Developed Countries				2,451,000			2,451,000

Sub-total, Operations				2,451,000			2,451,000

TOTAL NEW APPROPRIATIONS	₱	1,979,000	₱	2,989,000		₱	4,968,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,297

Total Permanent Positions	1,297

980	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	96
Clothing and Uniform Allowance	28
Honoraria	102
Mid-Year Bonus - Civilian	108
Year End Bonus	108
Cash Gift	20
Productivity Enhancement Incentive	20
Step Increment	3

Total Other Compensation Common to All	485

Other Benefits
PAG-IBIG Contributions	10
PhilHealth Contributions	32
Employees Compensation Insurance Premiums	5
Loyalty Award - Civilian	10
Terminal Leave	140

Total Other Benefits	197

Total Personnel Services	1,979

Maintenance and Other Operating Expenses
Travelling Expenses	1,777
Training and Scholarship Expenses	362
Supplies and Materials Expenses	132
Communication Expenses	78
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1
Taxes, Insurance Premiums and Other Fees	32
Other Maintenance and Operating Expenses
Representation Expenses	348
Rent/Lease Expenses	5
Subscription Expenses	16
Donations	87
Bank Transaction Fee	1

Total Maintenance and Other Operating Expenses	2,989

Total Current Operating Expenditures	4,968

TOTAL NEW APPROPRIATIONS	4,968

D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	39,639,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	981
DEPARTMENT OF FOREIGN AFFAIRS

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	11,670,000	₱	4,490,000		₱	16,160,000
Operations				23,479,000			23,479,000

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				23,479,000			23,479,000

TOTAL NEW APPROPRIATIONS	₱	11,670,000	₱	27,969,000		₱	39,639,000

Special Provision(s)

1. Reporting and Posting Requirements. The UNESCO National Commission of the Philippines (UNACOM) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) UNACOM’s website.

The UNACOM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,670,000	₱	4,490,000		₱	16,160,000

Sub-total, General Administration and Support		11,670,000		4,490,000			16,160,000

Operations
UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				23,479,000			23,479,000

Participation in the Support for UNESCO Programs				22,763,000			22,763,000
Operation of the Southeast Asian Center for Lifelong Learning for Sustainable Development				716,000			716,000

Sub-total, Operations				23,479,000			23,479,000

TOTAL NEW APPROPRIATIONS	₱	11,670,000	₱	27,969,000		₱	39,639,000

982	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	8,109

Total Permanent Positions	8,109

Other Compensation Common to All
Personnel Economic Relief Allowance	336
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	98
Honoraria	473
Mid-Year Bonus - Civilian	676
Year End Bonus	676
Cash Gift	70
Productivity Enhancement Incentive	70
Step Increment	20

Total Other Compensation Common to All	2,923

Other Benefits
PAG-IBIG Contributions	34
PhilHealth Contributions	177
Employees Compensation Insurance Premiums	17

Total Other Benefits	228

Non-Permanent Positions	410

Total Personnel Services	11,670

Maintenance and Other Operating Expenses
Travelling Expenses	6,897
Training and Scholarship Expenses	6,726
Supplies and Materials Expenses	1,082
Communication Expenses	639
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	100
Professional Services	7,556
Repairs and Maintenance	426
Taxes, Insurance Premiums and Other Fees	60
Other Maintenance and Operating Expenses
Advertising Expenses	5
Printing and Publication Expenses	939
Representation Expenses	900
Rent/Lease Expenses	470

DECEMBER 30, 2024	OFFICIAL GAZETTE	983
DEPARTMENT OF FOREIGN AFFAIRS

Subscription Expenses	370
Other Maintenance and Operating Expenses	1,799

Total Maintenance and Other Operating Expenses	27,969

Total Current Operating Expenditures	39,639

TOTAL NEW APPROPRIATIONS	39,639

E. PRESIDENTIAL COMMISSION ON VISITING FORCES

For operations, as indicated hereunder	₱	43,510,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
Operations	₱	19,707,000	₱	22,428,000	₱	1,375,000	₱	43,510,000

PRESIDENTIAL OVERSIGHT PROGRAM		19,707,000		22,428,000		1,375,000		43,510,000

TOTAL NEW APPROPRIATIONS	₱	19,707,000	₱	22,428,000	₱	1,375,000	₱	43,510,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Commission on Visiting Forces (PCVF) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCVF’s website.

The PCVF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
Operations
PRESIDENTIAL OVERSIGHT PROGRAM	₱	19,707,000	₱	22,428,000	₱	1,375,000	₱	43,510,000

Engagement, Coordination, Monitoring, Evaluation and Assessment of Visiting Forces Agreements		19,707,000		22,428,000		1,375,000		43,510,000

Sub-total, Operations		19,707,000		22,428,000		1,375,000		43,510,000

TOTAL NEW APPROPRIATIONS	₱	19,707,000	₱	22,428,000	₱	1,375,000	₱	43,510,000

984	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Non-Permanent Positions	19,707

Total Personnel Services	19,707

Maintenance and Other Operating Expenses
Travelling Expenses	8,121
Training and Scholarship Expenses	337
Supplies and Materials Expenses	1,288
Utility Expenses	21
Communication Expenses	742
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	1,620
Repairs and Maintenance	106
Other Maintenance and Operating Expenses
Printing and Publication Expenses	767
Representation Expenses	7,165
Rent/Lease Expenses	2,153

Total Maintenance and Other Operating Expenses	22,428

Total Current Operating Expenditures	42,135

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	1,375

Total Capital Outlays	1,375

TOTAL NEW APPROPRIATIONS	43,510

DECEMBER 30, 2024	OFFICIAL GAZETTE	985
DEPARTMENT OF FOREIGN AFFAIRS

GENERAL SUMMARY

DEPARTMENT OF FOREIGN AFFAIRS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	9,548,248,000	₱	15,467,806,000	₱	2,354,675,000	₱	27,370,729,000
B. FOREIGN SERVICE INSTITUTE		54,391,000		93,724,000		4,370,000		152,485,000
C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES		1,979,000		2,989,000				4,968,000
D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES		11,670,000		27,969,000				39,639,000
E. PRESIDENTIAL COMMISSION ON VISITING FORCES		19,707,000		22,428,000		1,375,000		43,510,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FOREIGN AFFAIRS	₱	9,635,995,000	₱	15,614,916,000	₱	2,360,420,000	₱	27,611,331,000

986	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted project(s), as indicated hereunder	₱	247,560,194,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	13,320,364,000	₱	764,806,000	₱	351,400,000	₱	14,436,570,000
Support to Operations		27,543,000		702,862,000		1,570,587,000		2,300,992,000
Operations		68,654,069,000		120,814,201,000		38,632,219,000		228,100,489,000

HEALTH POLICY AND SYSTEMS STRENGTHENING PROGRAM		1,011,916,000		7,857,749,000		300,000,000		9,169,665,000
LOCAL HEALTH SYSTEM SUPPORT PROGRAM		17,228,225,000		21,869,668,000		35,302,219,000		74,400,112,000
HEALTH FACILITIES OPERATION PROGRAM		49,460,199,000		48,457,400,000		2,910,000,000		100,827,599,000
HEALTH REGULATORY PROGRAM		943,468,000		229,735,000		120,000,000		1,293,203,000
SOCIAL HEALTH PROTECTION PROGRAM		10,261,000		42,399,649,000				42,409,910,000

Total, Regular Programs		82,001,976,000		122,281,869,000		40,554,206,000		244,838,051,000

B. PROJECT(S)
Locally-Funded Project(s)				284,280,000		1,000,000,000		1,284,280,000
Foreign-Assisted Project(s)				1,437,863,000				1,437,863,000

Total, Project(s)				1,722,143,000		1,000,000,000		2,722,143,000

TOTAL NEW APPROPRIATIONS	₱	82,001,976,000	₱	124,004,012,000	₱	41,554,206,000	₱	247,560,194,000

Special Provision(s)

1. Hospital and Other Health Facilities Income. In addition to the amounts appropriated herein, all income generated from the operation of specialized hospitals, medical centers, other hospitals under the DOH, institute for disease prevention and control, drug abuse treatment and rehabilitation centers and facilities, blood service facilities (blood stations, blood collection units, blood banks, blood centers), and public health laboratories (National Reference Laboratories, Subnational Reference Laboratories, Regional Public Health Laboratories), shall be deposited in an authorized government depository bank and used to augment the hospitals’ and other health facilities’ MOOE and Capital Outlay requirements, to ensure the delivery of people-centered quality healthcare services and patients’ and health workers’ safety as major contributor to the achievement of the Universal Health Care goals, with priority in the Universal Health Care Integration Sites and GIDAs, subject to the guidelines issued jointly by the DBM and DOH.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospitals and other health facilities under the DOH in violation of the above requirements shall be void and shall subject the

DECEMBER 30, 2024	OFFICIAL GAZETTE	987
DEPARTMENT OF HEALTH

erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The DOH shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year, its audited financial statements for the immediately preceding year. The Secretary of Health and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the DOH website.

2. Fees and Charges of the Bureau of Quarantine. In addition to the amounts appropriated herein, Two Hundred Fifty Million Six Hundred Thirty Nine Thousand Pesos (₱250,639,000) for MOOE shall be used for the operational requirements of the Bureau of Quarantine sourced from at least fifty percent (50%) of the fees and charges collected in accordance with Section 9 of R.A. No. 9271.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Fees, Fines, Royalties, and Other Charges of the Food and Drug Administration. In addition to the amounts appropriated herein, Five Hundred Seventeen Million Thirty Two Thousand Pesos (₱517,032,000) shall be used for MOOE sourced from fees, fines, royalties, and other charges collected by the Food and Drug Administration (FDA) in accordance with R.A. No. 9502 and R.A. No. 9711.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

4. Quick Response Fund. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the rehabilitation and repair of health facilities, replacement of medical equipment, as well as provision for emergency medical assistance, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

Implementation of this provision shall be subject to the guidelines to be issued by the OCD and DBM.

5. Health Facilities Enhancement Program. The amount appropriated herein for the implementation of the Health Facilities Enhancement Program (HFEP) shall be used for the construction, upgrading, or expansion of government health care facilities and purchase of medical equipment and medical transport vehicles for such facilities, with priorities in the construction/completion of on-going infrastructure projects, the establishment of special centers in DOH hospitals, the construction of primary care facilities (PCFs) in the Universal Health Care sites (UHC sites) and GIDAs, upgrading of other health care facilities and establishment of warehouses.

The Department of Public Works and Highways (DPWH) shall implement the infrastructure projects for all Centers for Health Development (CHDs) and health care facilities under the HFEP costing more than Five Million Pesos (₱5,000,000). However, the following infrastructure projects shall be retained under the DOH for implementation:

(a) HFEP infrastructure projects with approved Multi-Year Contractual Authority (MYCA);

(b) HFEP infrastructure projects of the DOH and Corporate Hospitals, excluding those in the legacy projects; and

(c) HFEP-funded DOH Central Office projects.

All on-going infrastructure projects of the DPWH, including LGU health facilities and legacy projects, shall continue until their full completion.

The DPWH shall ensure that the implementation of the delegated HFEP projects strictly conform to the General and Special Provisions in this Act. Funds intended for the aforementioned projects shall be directly released to DPWH. The DOH and DPWH shall issue the necessary guidelines to implement this provision.

In the implementation of other infrastructure projects under the HFEP, the DOH may enter into a Memorandum of Agreement (MOA) with the appropriate government agency or local government unit (LGU) with the capability to implement the project, in accordance with Section 97 of the General Provisions of this Act. The implementation of the project must comply with the original timeline of construction except in cases of unforeseen or fortuitous events, subject to the guidelines to be issued by the DOH specifically for this purpose.

The transfer of funds for HFEP projects under MOA with Corporate Hospitals and with the Ministry of Health of the Bangsamoro Autonomous Region in Muslim Mindanao (BARMM) shall be subject to the necessary guidelines to implement this provision, the MOA on the transfer of funds, and the existing budgeting, accounting and auditing rules and regulations.

Release of subsequent funds for the Corporate Hospitals and BARMM shall be made only when at least fifty percent (50%) of the amount previously transferred has been liquidated in accordance with accounting and auditing rules and regulations.

The DOH, through the CHDs, shall conduct oversight on the implementation of health infrastructure projects, particularly the completion of project timelines and budget releases, and shall provide healthcare expertise in terms of the specific standards and requirements of the facilities to ensure their functionality in terms of design and layout.

In the implementation of infrastructure projects costing more than One Million Pesos (₱1,000,000), the DOH is authorized to deduct not more than two percent (2%) of the project cost to be used for engineering and administrative overhead (EAO) expenses: Provided, That the EAO expenses of projects to be implemented by the DPWH shall not exceed one half of one percent (0.5%). The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

The details of the HFEP are provided in Volume I-B of this Act.

(GENERAL OBSERVATION- President’s Veto Message, December 30, 2024, Volume I-B, page 759, R.A. No. 12116)

6. Medical Assistance to Indigent and Financially-Incapacitated Patients. The amount appropriated herein under Medical Assistance to Indigent and Financially-Incapacitated Patients shall be used for hospitalization and medical assistance to indigent or financially-incapacitated patients, including, but not limited to, in-patient services, outpatient services, comprehensive checkups, emergency services, dental services, drugs, and medicines as approved by the FDA, and professional fees, subject to the guidelines issued by the DOH. In no case shall more than two percent (2%) of said amount be used for administrative expenses.

988	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

The CHDs, through their respective CHD Directors, may enter into a MOA with health facilities such as, but not limited to, DOH hospitals including the four (4) specialty hospitals, State Universities and Colleges (SUC) hospitals, and LGU hospitals and medical services, including clinical laboratories, primary health care facilities, DOH-accredited dental clinics and free standing dialysis clinics, both private and public, intended for the indigent and financially-incapacitated patients, subject to the guidelines issued by the DOH.

Likewise, the CHDs may also enter into a MOA with private hospitals and clinical laboratories for health and medical services intended for the indigent or financially-incapacitated patients, which the government hospitals are unable to provide, subject to the guidelines issued by the DOH.

The medical assistance to indigent or financially-incapacitated patients shall also apply to emergency cases handled by private health facilities: Provided, That the private health facility where the patient is brought is the closest in distance and is able to provide the services needed by the patient at the time of emergency.

In the case of unavailability of drugs and medicines, DOH-Central Office and/or health facilities may enter into a MOA with pharmacies to ensure continued access to drugs and medicines registered with the FDA, including those not listed in the Philippine National Drug Formulary (PNDF) intended for the beneficiaries of the MAIFIP program, subject to relevant laws, rules, and regulations.

Unless there is a valid ground for refusal, it shall be unlawful for a health facility, whether public, or private, that has entered into a MOA with the CHD under this Special Provision, to refuse to accept the guarantee letter, coupon, check, or voucher issued by the DOH as full or partial payment of the obligation of the qualified beneficiary under the MAIFIP program.

Release of subsequent funds for the medical assistance by the DOH to specialty, SUC and LGU hospitals shall be through the CHDs and made only when at least fifty percent (50%) of the amount previously transferred has been liquidated in accordance with accounting and auditing rules and regulations.

The DOH, in accordance with R.A. No. 10173 (Data Privacy Act of 2012), shall post on its website the name of recipient hospitals, and the age, gender, city/municipality, and disease of recipient indigent and financially-incapacitated patients for purposes of accountability and research, subject to the guidelines to be issued by the DOH.

7. Department of Health Pre-Service Scholarship Program. The amount appropriated herein for the DOH Pre-Service Scholarship Program shall be used to fund the scholarship of its existing scholars.

The amount of Fifty One Million Eight Hundred Seventy Two Thousand Nine Hundred Forty Pesos (₱51,872,940) appropriated from the National Health Workforce Support System shall be directly released to the CHED to implement the Medical Technology and Pharmacy scholarship programs for the second semester of academic year (AY) 2024-2025 and first semester of AY 2025-2026. The implementation of this program shall be subject to the guidelines to be issued by the CHED.

After passing the board examination, the scholars of the program shall render return service to the government in accordance with the guidelines issued by the DOH and CHED, as may be applicable.

The DOH and CHED shall develop a database that will effectively provide periodic monitoring of the scholarship program and shall ensure that the enrollment capacity is strictly observed in the implementation thereof.

8. Purchase and Allocation of Drugs, Medicines and Vaccines. The amount of Forty Four Billion Seven Hundred Eighty Eight Million One Hundred Thirty Thousand Pesos (₱44,788,130,000) appropriated herein shall be used for the procurement of drugs, medicines and vaccines, including medical and dental supplies for distribution to government health care facilities. Of said amount, eighty percent (80%) shall be allocated to provinces where the incidence of diseases is high.

9. Advance Payment for Drugs and Vaccines Not Locally Available. The DOH is authorized to deposit or pay in advance the amount necessary for the procurement of drugs and vaccines, not locally available, from the World Health Organization, United Nations Children’s Fund, and other specialized agencies of the United Nations, international organizations or international financing institutions.

10. Cancer Control Program. Of the amount appropriated herein under the Nationally-procured commodities for Prevention and Control of Non-Communicable Diseases, One Billion Seven Hundred Sixty Eight Million Ninety Nine Thousand Eight Hundred Seventeen Pesos (₱1,768,099,817) shall be used to cover the cost of cancer prevention, detection, treatment and care as components of the established National Integrated Cancer Control Program pursuant to R.A. No. 11215 and its IRR.

The said budget will be used for the procurement and delivery of cancer, supportive care and palliative care medicines and the implementation of cancer-related interventions.

11. Cancer Assistance Fund. The amount of One Billion Two Hundred Fifty Million Pesos (₱1,250,000,000) appropriated herein for Cancer Assistance Fund (CAF), which includes the CAF for government hospitals and other government agencies, licensed by the DOH and designated as cancer centers or access sites, shall be used to fund the cost of cancer prevention, screening, early detection, diagnosis, treatment and its care-related components, including the needed diagnostics and laboratories for cancer management of cancer patients, persons living with cancer, cancer survivors and high-risk individuals, subject to existing guidelines issued by DOH.

12. Genomic Biosurveillance. The amount of Fifty One Million One Hundred Seventy Thousand Pesos (₱51,170,000) appropriated herein under the Epidemiology and Surveillance shall be directly released to the University of the Philippines - Philippine Genome Center to support the sustainment of its genomic biosurveillance efforts.

The release of funds shall be subject to existing budgeting, accounting, and auditing rules and regulations.

13. Implementation of National Health Workforce Support System. In the deployment of doctors, midwives, nurses and other health-related workers, the DOH shall give priority to the following: (i) 5th and 6th class municipalities; (ii) GIDAs; (iii) IP communities; (iv) where the absolute number of poor and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA; and (v) municipalities unable to achieve Human Resources for Health standards, to include priority government health facilities.

14. Human Resources for Health Institutional Capacity Management. Under the Human Resources for Health (HRH) and Institutional Capacity Management line item, the DOH may extend in-service learning and development interventions and scholarship offerings to human resources for health of the LGUs for them to obtain the necessary competencies for an efficient and effective health service delivery and health system management capabilities thereby contributing to achieving the vision of Universal Health Care for stronger health systems and improved health outcomes of the Filipinos. This provision shall be implemented in accordance with the provisions of R.A. No. 11223.

DECEMBER 30, 2024	OFFICIAL GAZETTE	989
DEPARTMENT OF HEALTH

15. Green Health Facilities. The DOH shall, as much as possible, promote the greening of hospitals and health facilities, including the improvement of energy and water efficiency and conservation, sustainable cooling systems, and sustainable healthcare waste management.

16. Filling of Vacant Positions. The DOH shall take all appropriate measures to fill its existing vacant positions before December 31, 2025.

For this purpose, the DOH Secretary is hereby mandated to submit quarterly status reports to the Senate Committee on Health and Demography and the House Committee on Health of the implementation of this provision, not later than the tenth day after the close of the quarter.

17. Grant of Honoraria. Non-DOH members of special, technical, and advisory boards/ committees/ councils/ working groups convened by DOH in support to the Universal Health Care implementation and its strategic operations, except those who are employees of government or contractually engaged as consultants, shall be provided with honoraria subject to guidelines to be issued jointly by DOH and DBM, in accordance with the General Provision on honoraria in this Act.

18. Reporting and Posting Requirements. The DOH shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOH’s website.

The DOH shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

19. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,366,332,000	₱	677,806,000	₱	351,400,000	₱	2,395,538,000

National Capital Region (NCR)		308,799,000		399,326,000		126,400,000		834,525,000

Central Office		269,069,000		378,218,000		126,400,000		773,687,000
Metro Manila Centers for Health Development		39,730,000		21,108,000				60,838,000
Region I - Ilocos		51,398,000		11,776,000				63,174,000

Ilocos Centers for Health Development		51,398,000		11,776,000				63,174,000
Cordillera Administrative Region (CAR)		68,648,000		8,253,000				76,901,000

Cordillera Centers for Health Development		68,648,000		8,253,000				76,901,000
Region II - Cagayan Valley		71,918,000		12,087,000				84,005,000

Cagayan Valley Centers for Health Development		71,918,000		12,087,000				84,005,000
Region III - Central Luzon		130,669,000		33,006,000				163,675,000

Central Luzon Centers for Health Development		130,669,000		33,006,000				163,675,000
Region IVA - CALABARZON		99,712,000		13,487,000		225,000,000		338,199,000

CALABARZON Centers for Health Development		99,712,000		13,487,000		225,000,000		338,199,000

990	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVB - MIMAROPA	50,356,000	15,915,000		66,271,000

MIMAROPA Centers for Health Development	50,356,000	15,915,000		66,271,000
Region V - Bicol	80,261,000	14,746,000		95,007,000

Bicol Centers for Health Development	80,261,000	14,746,000		95,007,000
Region VI - Western Visayas	77,611,000	21,331,000		98,942,000

Western Visayas Centers for Health Development	77,611,000	21,331,000		98,942,000
Region VII - Central Visayas	32,436,000	26,062,000		58,498,000

Central Visayas Centers for Health Development	32,436,000	26,062,000		58,498,000
Region VIII - Eastern Visayas	89,142,000	25,314,000		114,456,000

Eastern Visayas Centers for Health Development	89,142,000	25,314,000		114,456,000
Region IX - Zamboanga Peninsula	56,527,000	49,490,000		106,017,000

Zamboanga Peninsula Centers for Health Development	56,527,000	49,490,000		106,017,000
Region X - Northern Mindanao	72,341,000	8,103,000		80,444,000

Northern Mindanao Centers for Health Development	72,341,000	8,103,000		80,444,000
Region XI - Davao	56,937,000	21,292,000		78,229,000

Davao Region Centers for Health Development	56,937,000	21,292,000		78,229,000
Region XII - SOCCSKSARGEN	51,904,000	10,487,000		62,391,000

SOCCSKSARGEN Centers for Health Development	51,904,000	10,487,000		62,391,000
Region XIII - Caraga	67,673,000	7,131,000		74,804,000

Caraga Centers for Health Development	67,673,000	7,131,000		74,804,000
Administration of Personnel Benefits	11,954,032,000			11,954,032,000

National Capital Region (NCR)	11,954,032,000			11,954,032,000

Central Office	11,954,032,000			11,954,032,000
Corporate Communications		87,000,000		87,000,000

National Capital Region (NCR)		87,000,000		87,000,000

Central Office		87,000,000		87,000,000

Sub-total, General Administration and Support	13,320,364,000	764,806,000	351,400,000	14,436,570,000

Support to Operations
Health Information Technology	27,543,000	702,862,000	1,570,587,000	2,300,992,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	991
DEPARTMENT OF HEALTH

National Capital Region (NCR)	27,543,000	638,749,000	1,570,587,000	2,236,879,000

Central Office	27,543,000	629,089,000	1,570,587,000	2,227,219,000
Metro Manila Centers for Health Development		9,660,000		9,660,000
Region I - Ilocos		3,470,000		3,470,000

Ilocos Centers for Health Development		3,470,000		3,470,000
Cordillera Administrative Region (CAR)		4,670,000		4,670,000

Cordillera Centers for Health Development		4,670,000		4,670,000
Region II - Cagayan Valley		3,887,000		3,887,000

Cagayan Valley Centers for Health Development		3,887,000		3,887,000
Region III - Central Luzon		4,481,000		4,481,000

Central Luzon Centers for Health Development		4,481,000		4,481,000
Region IVA - CALABARZON		3,748,000		3,748,000

CALABARZON Centers for Health Development		3,748,000		3,748,000
Region IVB - MIMAROPA		4,809,000		4,809,000

MIMAROPA Centers for Health Development		4,809,000		4,809,000
Region V - Bicol		4,114,000		4,114,000

Bicol Centers for Health Development		4,114,000		4,114,000
Region VI - Western Visayas		4,114,000		4,114,000

Western Visayas Centers for Health Development		4,114,000		4,114,000
Region VII - Central Visayas		4,847,000		4,847,000

Central Visayas Centers for Health Development		4,847,000		4,847,000
Region VIII - Eastern Visayas		5,125,000		5,125,000

Eastern Visayas Centers for Health Development		5,125,000		5,125,000
Region IX - Zamboanga Peninsula		3,609,000		3,609,000

Zamboanga Peninsula Centers for Health Development		3,609,000		3,609,000
Region X - Northern Mindanao		4,480,000		4,480,000

Northern Mindanao Centers for Health Development		4,480,000		4,480,000
Region XI - Davao		4,202,000		4,202,000

Davao Region Centers for Health Development		4,202,000		4,202,000

992	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XII - SOCCSKSARGEN		4,114,000		4,114,000

SOCCSKSARGEN Centers for Health Development		4,114,000		4,114,000
Region XIII - Caraga		4,443,000		4,443,000

Caraga Centers for Health Development		4,443,000		4,443,000

Sub-total, Support to Operations	27,543,000	702,862,000	1,570,587,000	2,300,992,000

Operations
HEALTH POLICY AND SYSTEMS STRENGTHENING PROGRAM	1,011,916,000	7,857,749,000	300,000,000	9,169,665,000

HEALTH SYSTEMS, POLICY AND STANDARDS SUB-PROGRAM	173,110,000	1,472,469,000		1,645,579,000

International Health Policy Development and Cooperation	25,059,000	14,066,000		39,125,000

National Capital Region (NCR)	25,059,000	14,066,000		39,125,000

Central Office	25,059,000	14,066,000		39,125,000
Health Sector Policy and Plan Development	47,752,000	13,146,000		60,898,000

National Capital Region (NCR)	47,752,000	13,146,000		60,898,000

Central Office	47,752,000	13,146,000		60,898,000
Health Sector Research Development		78,995,000		78,995,000

National Capital Region (NCR)		43,587,000		43,587,000

Central Office		41,319,000		41,319,000
Metro Manila Centers for Health Development		2,268,000		2,268,000
Region I - Ilocos		2,448,000		2,448,000

Ilocos Centers for Health Development		2,448,000		2,448,000
Cordillera Administrative Region (CAR)		1,863,000		1,863,000

Cordillera Centers for Health Development		1,863,000		1,863,000
Region II - Cagayan Valley		1,955,000		1,955,000

Cagayan Valley Centers for Health Development		1,955,000		1,955,000
Region III - Central Luzon		2,767,000		2,767,000

Central Luzon Centers for Health Development		2,767,000		2,767,000
Region IVA - CALABARZON		4,709,000		4,709,000

CALABARZON Centers for Health Development		4,709,000		4,709,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	993
DEPARTMENT OF HEALTH

Region IVB - MIMAROPA		1,705,000	1,705,000

MIMAROPA Centers for Health Development		1,705,000	1,705,000
Region V - Bicol		2,164,000	2,164,000

Bicol Centers for Health Development		2,164,000	2,164,000
Region VI - Western Visayas		2,962,000	2,962,000

Western Visayas Centers for Health Development		2,962,000	2,962,000
Region VII - Central Visayas		2,397,000	2,397,000

Central Visayas Centers for Health Development		2,397,000	2,397,000
Region VIII - Eastern Visayas		2,551,000	2,551,000

Eastern Visayas Centers for Health Development		2,551,000	2,551,000
Region IX - Zamboanga Peninsula		2,733,000	2,733,000

Zamboanga Peninsula Centers for Health Development		2,733,000	2,733,000
Region X - Northern Mindanao		2,024,000	2,024,000

Northern Mindanao Centers for Health Development		2,024,000	2,024,000
Region XI - Davao		1,760,000	1,760,000

Davao Region Centers for Health Development		1,760,000	1,760,000
Region XII - SOCCSKSARGEN		1,497,000	1,497,000

SOCCSKSARGEN Centers for Health Development		1,497,000	1,497,000
Region XIII - Caraga		1,873,000	1,873,000

Caraga Centers for Health Development		1,873,000	1,873,000
Health Facility Policy and Plan Development	41,353,000	124,885,000	166,238,000

National Capital Region (NCR)	41,353,000	74,085,000	115,438,000

Central Office	41,353,000	70,085,000	111,438,000
Metro Manila Centers for Health Development		4,000,000	4,000,000
Region I - Ilocos		3,700,000	3,700,000

Ilocos Centers for Health Development		3,700,000	3,700,000
Cordillera Administrative Region (CAR)		3,500,000	3,500,000

Cordillera Centers for Health Development		3,500,000	3,500,000
Region II - Cagayan Valley		3,000,000	3,000,000

Cagayan Valley Centers for Health Development		3,000,000	3,000,000

994	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon		3,000,000	3,000,000

Central Luzon Centers for Health Development		3,000,000	3,000,000
Region IVA - CALABARZON		3,700,000	3,700,000

CALABARZON Centers for Health Development		3,700,000	3,700,000
Region IVB - MIMAROPA		3,000,000	3,000,000

MIMAROPA Centers for Health Development		3,000,000	3,000,000
Region V - Bicol		2,900,000	2,900,000

Bicol Centers for Health Development		2,900,000	2,900,000
Region VI - Western Visayas		3,000,000	3,000,000

Western Visayas Centers for Health Development		3,000,000	3,000,000
Region VII - Central Visayas		4,000,000	4,000,000

Central Visayas Centers for Health Development		4,000,000	4,000,000
Region VIII - Eastern Visayas		4,000,000	4,000,000

Eastern Visayas Centers for Health Development		4,000,000	4,000,000
Region IX - Zamboanga Peninsula		3,750,000	3,750,000

Zamboanga Peninsula Centers for Health Development		3,750,000	3,750,000
Region X - Northern Mindanao		3,750,000	3,750,000

Northern Mindanao Centers for Health Development		3,750,000	3,750,000
Region XI - Davao		3,500,000	3,500,000

Davao Region Centers for Health Development		3,500,000	3,500,000
Region XII - SOCCSKSARGEN		3,000,000	3,000,000

SOCCSKSARGEN Centers for Health Development		3,000,000	3,000,000
Region XIII - Caraga		3,000,000	3,000,000

Caraga Centers for Health Development		3,000,000	3,000,000
Local Health Systems Development and Assistance	24,493,000	637,688,000	662,181,000

National Capital Region (NCR)	24,493,000	106,811,000	131,304,000

Central Office	24,493,000	67,355,000	91,848,000
Metro Manila Centers for Health Development		39,456,000	39,456,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	995
DEPARTMENT OF HEALTH

Region I - Ilocos	40,502,000	40,502,000

Ilocos Centers for Health Development	40,502,000	40,502,000
Cordillera Administrative Region (CAR)	49,375,000	49,375,000

Cordillera Centers for Health Development	49,375,000	49,375,000
Region II - Cagayan Valley	42,104,000	42,104,000

Cagayan Valley Centers for Health Development	42,104,000	42,104,000
Region III - Central Luzon	37,063,000	37,063,000

Central Luzon Centers for Health Development	37,063,000	37,063,000
Region IVA - CALABARZON	32,558,000	32,558,000

CALABARZON Centers for Health Development	32,558,000	32,558,000
Region IVB - MIMAROPA	35,264,000	35,264,000

MIMAROPA Centers for Health Development	35,264,000	35,264,000
Region V - Bicol	28,989,000	28,989,000

Bicol Centers for Health Development	28,989,000	28,989,000
Region VI - Western Visayas	46,581,000	46,581,000

Western Visayas Centers for Health Development	46,581,000	46,581,000
Region VII - Central Visayas	27,757,000	27,757,000

Central Visayas Centers for Health Development	27,757,000	27,757,000
Region VIII - Eastern Visayas	46,399,000	46,399,000

Eastern Visayas Centers for Health Development	46,399,000	46,399,000
Region IX - Zamboanga Peninsula	25,230,000	25,230,000

Zamboanga Peninsula Centers for Health Development	25,230,000	25,230,000
Region X - Northern Mindanao	34,283,000	34,283,000

Northern Mindanao Centers for Health Development	34,283,000	34,283,000
Region XI - Davao	32,274,000	32,274,000

Davao Region Centers for Health Development	32,274,000	32,274,000
Region XII - SOCCSKSARGEN	25,347,000	25,347,000

SOCCSKSARGEN Centers for Health Development	25,347,000	25,347,000

996	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XIII - Caraga	27,151,000	27,151,000

Caraga Centers for Health Development	27,151,000	27,151,000
Pharmaceutical Management	121,544,000	121,544,000

National Capital Region (NCR)	60,109,000	60,109,000

Central Office	52,296,000	52,296,000
Metro Manila Centers for Health Development	7,813,000	7,813,000
Region I - Ilocos	4,133,000	4,133,000

Ilocos Centers for Health Development	4,133,000	4,133,000
Cordillera Administrative Region (CAR)	4,783,000	4,783,000

Cordillera Centers for Health Development	4,783,000	4,783,000
Region II - Cagayan Valley	4,059,000	4,059,000

Cagayan Valley Centers for Health Development	4,059,000	4,059,000
Region III - Central Luzon	6,165,000	6,165,000

Central Luzon Centers for Health Development	6,165,000	6,165,000
Region IVA - CALABARZON	4,795,000	4,795,000

CALABARZON Centers for Health Development	4,795,000	4,795,000
Region IVB - MIMAROPA	3,021,000	3,021,000

MIMAROPA Centers for Health Development	3,021,000	3,021,000
Region V - Bicol	4,915,000	4,915,000

Bicol Centers for Health Development	4,915,000	4,915,000
Region VI - Western Visayas	4,071,000	4,071,000

Western Visayas Centers for Health Development	4,071,000	4,071,000
Region VII - Central Visayas	3,927,000	3,927,000

Central Visayas Centers for Health Development	3,927,000	3,927,000
Region VIII - Eastern Visayas	5,075,000	5,075,000

Eastern Visayas Centers for Health Development	5,075,000	5,075,000
Region IX - Zamboanga Peninsula	3,177,000	3,177,000

Zamboanga Peninsula Centers for Health Development	3,177,000	3,177,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	997
DEPARTMENT OF HEALTH

Region X - Northern Mindanao		4,093,000	4,093,000

Northern Mindanao Centers for Health Development		4,093,000	4,093,000
Region XI - Davao		2,511,000	2,511,000

Davao Region Centers for Health Development		2,511,000	2,511,000
Region XII - SOCCSKSARGEN		3,351,000	3,351,000

SOCCSKSARGEN Centers for Health Development		3,351,000	3,351,000
Region XIII - Caraga		3,359,000	3,359,000

Caraga Centers for Health Development		3,359,000	3,359,000
Human Resources for Health (HRH) and Institutional Capacity Management	34,453,000	428,145,000	462,598,000

National Capital Region (NCR)	34,453,000	407,235,000	441,688,000

Central Office	34,453,000	405,841,000	440,294,000
Metro Manila Centers for Health Development		1,394,000	1,394,000
Region I - Ilocos		1,394,000	1,394,000

Ilocos Centers for Health Development		1,394,000	1,394,000
Cordillera Administrative Region (CAR)		1,394,000	1,394,000

Cordillera Centers for Health Development		1,394,000	1,394,000
Region II - Cagayan Valley		1,394,000	1,394,000

Cagayan Valley Centers for Health Development		1,394,000	1,394,000
Region III - Central Luzon		1,394,000	1,394,000

Central Luzon Centers for Health Development		1,394,000	1,394,000
Region IVA - CALABARZON		1,394,000	1,394,000

CALABARZON Centers for Health Development		1,394,000	1,394,000
Region IVB - MIMAROPA		1,394,000	1,394,000

MIMAROPA Centers for Health Development		1,394,000	1,394,000
Region V - Bicol		1,394,000	1,394,000

Bicol Centers for Health Development		1,394,000	1,394,000
Region VI - Western Visayas		1,394,000	1,394,000

Western Visayas Centers for Health Development		1,394,000	1,394,000

998	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas		1,394,000		1,394,000

Central Visayas Centers for Health Development		1,394,000		1,394,000
Region VIII - Eastern Visayas		1,394,000		1,394,000

Eastern Visayas Centers for Health Development		1,394,000		1,394,000
Region IX - Zamboanga Peninsula		1,394,000		1,394,000

Zamboanga Peninsula Centers for Health Development		1,394,000		1,394,000
Region X - Northern Mindanao		1,394,000		1,394,000

Northern Mindanao Centers for Health Development		1,394,000		1,394,000
Region XI - Davao		1,394,000		1,394,000

Davao Region Centers for Health Development		1,394,000		1,394,000
Region XII - SOCCSKSARGEN		1,394,000		1,394,000

SOCCSKSARGEN Centers for Health Development		1,394,000		1,394,000
Region XIII - Caraga		1,394,000		1,394,000

Caraga Centers for Health Development		1,394,000		1,394,000
Health Sector Governance and Strategy Management		14,000,000		14,000,000

National Capital Region (NCR)		14,000,000		14,000,000

Central Office		14,000,000		14,000,000
Public-Private Partnership for Health		20,000,000		20,000,000

National Capital Region (NCR)		20,000,000		20,000,000

Central Office		20,000,000		20,000,000
Health Tourism		20,000,000		20,000,000

National Capital Region (NCR)		20,000,000		20,000,000

Central Office		20,000,000		20,000,000
PUBLIC HEALTH POLICY, PLANNING, MONITORING AND EVALUATION SUB-PROGRAM	838,806,000	6,385,280,000	300,000,000	7,524,086,000

Health Promotion	24,931,000	1,466,543,000		1,491,474,000

National Capital Region (NCR)	24,931,000	968,548,000		993,479,000

Central Office	24,931,000	916,940,000		941,871,000
Metro Manila Centers for Health Development		51,608,000		51,608,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	999
DEPARTMENT OF HEALTH

Region I - Ilocos	32,870,000	32,870,000

Ilocos Centers for Health Development	32,870,000	32,870,000
Cordillera Administrative Region (CAR)	16,601,000	16,601,000

Cordillera Centers for Health Development	16,601,000	16,601,000
Region II - Cagayan Valley	17,954,000	17,954,000

Cagayan Valley Centers for Health Development	17,954,000	17,954,000
Region III - Central Luzon	41,765,000	41,765,000

Central Luzon Centers for Health Development	41,765,000	41,765,000
Region IVA - CALABARZON	34,899,000	34,899,000

CALABARZON Centers for Health Development	34,899,000	34,899,000
Region IVB - MIMAROPA	34,418,000	34,418,000

MIMAROPA Centers for Health Development	34,418,000	34,418,000
Region V - Bicol	38,707,000	38,707,000

Bicol Centers for Health Development	38,707,000	38,707,000
Region VI - Western Visayas	54,731,000	54,731,000

Western Visayas Centers for Health Development	54,731,000	54,731,000
Region VII - Central Visayas	34,403,000	34,403,000

Central Visayas Centers for Health Development	34,403,000	34,403,000
Region VIII - Eastern Visayas	32,251,000	32,251,000

Eastern Visayas Centers for Health Development	32,251,000	32,251,000
Region IX - Zamboanga Peninsula	34,210,000	34,210,000

Zamboanga Peninsula Centers for Health Development	34,210,000	34,210,000
Region X - Northern Mindanao	37,872,000	37,872,000

Northern Mindanao Centers for Health Development	37,872,000	37,872,000
Region XI - Davao	31,201,000	31,201,000

Davao Region Centers for Health Development	31,201,000	31,201,000
Region XII - SOCCSKSARGEN	32,626,000	32,626,000

SOCCSKSARGEN Centers for Health Development	32,626,000	32,626,000

1000	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XIII - Caraga		23,487,000	23,487,000

Caraga Centers for Health Development		23,487,000	23,487,000
Disease Prevention and Control	754,919,000	3,789,038,000	4,543,957,000

National Capital Region (NCR)	145,467,000	1,402,789,000	1,548,256,000

Central Office	90,502,000	1,262,812,000	1,353,314,000
Metro Manila Centers for Health Development	54,965,000	139,977,000	194,942,000
Region I - Ilocos	56,539,000	118,315,000	174,854,000

Ilocos Centers for Health Development	56,539,000	118,315,000	174,854,000
Cordillera Administrative Region (CAR)	30,111,000	83,160,000	113,271,000

Cordillera Centers for Health Development	30,111,000	83,160,000	113,271,000
Region II - Cagayan Valley	33,091,000	204,142,000	237,233,000

Cagayan Valley Centers for Health Development	33,091,000	204,142,000	237,233,000
Region III - Central Luzon	42,758,000	241,762,000	284,520,000

Central Luzon Centers for Health Development	42,758,000	241,762,000	284,520,000
Region IVA - CALABARZON	38,220,000	175,019,000	213,239,000

CALABARZON Centers for Health Development	38,220,000	175,019,000	213,239,000
Region IVB - MIMAROPA	36,757,000	162,678,000	199,435,000

MIMAROPA Centers for Health Development	36,757,000	162,678,000	199,435,000
Region V - Bicol	37,841,000	157,014,000	194,855,000

Bicol Centers for Health Development	37,841,000	157,014,000	194,855,000
Region VI - Western Visayas	31,513,000	251,460,000	282,973,000

Western Visayas Centers for Health Development	31,513,000	251,460,000	282,973,000
Region VII - Central Visayas	89,431,000	139,624,000	229,055,000

Central Visayas Centers for Health Development	89,431,000	139,624,000	229,055,000
Region VIII - Eastern Visayas	35,801,000	209,930,000	245,731,000

Eastern Visayas Centers for Health Development	35,801,000	209,930,000	245,731,000
Region IX - Zamboanga Peninsula	31,958,000	98,617,000	130,575,000

Zamboanga Peninsula Centers for Health Development	31,958,000	98,617,000	130,575,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1001
DEPARTMENT OF HEALTH

Region X - Northern Mindanao	33,802,000	166,631,000	200,433,000

Northern Mindanao Centers for Health Development	33,802,000	166,631,000	200,433,000
Region XI - Davao	41,227,000	115,896,000	157,123,000

Davao Region Centers for Health Development	41,227,000	115,896,000	157,123,000
Region XII - SOCCSKSARGEN	39,451,000	124,229,000	163,680,000

SOCCSKSARGEN Centers for Health Development	39,451,000	124,229,000	163,680,000
Region XIII - Caraga	30,952,000	137,772,000	168,724,000

Caraga Centers for Health Development	30,952,000	137,772,000	168,724,000
Epidemiology and Surveillance	31,193,000	391,129,000	422,322,000

National Capital Region (NCR)	31,193,000	234,398,000	265,591,000

Central Office	31,193,000	222,379,000	253,572,000
Metro Manila Centers for Health Development		12,019,000	12,019,000
Region I - Ilocos		9,447,000	9,447,000

Ilocos Centers for Health Development		9,447,000	9,447,000
Cordillera Administrative Region (CAR)		9,816,000	9,816,000

Cordillera Centers for Health Development		9,816,000	9,816,000
Region II - Cagayan Valley		9,130,000	9,130,000

Cagayan Valley Centers for Health Development		9,130,000	9,130,000
Region III - Central Luzon		13,194,000	13,194,000

Central Luzon Centers for Health Development		13,194,000	13,194,000
Region IVA - CALABARZON		10,885,000	10,885,000

CALABARZON Centers for Health Development		10,885,000	10,885,000
Region IVB - MIMAROPA		11,637,000	11,637,000

MIMAROPA Centers for Health Development		11,637,000	11,637,000
Region V - Bicol		12,323,000	12,323,000

Bicol Centers for Health Development		12,323,000	12,323,000
Region VI - Western Visayas		7,996,000	7,996,000

Western Visayas Centers for Health Development		7,996,000	7,996,000

1002	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas		19,091,000	19,091,000

Central Visayas Centers for Health Development		19,091,000	19,091,000
Region VIII - Eastern Visayas		8,748,000	8,748,000

Eastern Visayas Centers for Health Development		8,748,000	8,748,000
Region IX - Zamboanga Peninsula		9,697,000	9,697,000

Zamboanga Peninsula Centers for Health Development		9,697,000	9,697,000
Region X - Northern Mindanao		11,320,000	11,320,000

Northern Mindanao Centers for Health Development		11,320,000	11,320,000
Region XI - Davao		7,376,000	7,376,000

Davao Region Centers for Health Development		7,376,000	7,376,000
Region XII - SOCCSKSARGEN		7,943,000	7,943,000

SOCCSKSARGEN Centers for Health Development		7,943,000	7,943,000
Region XIII - Caraga		8,128,000	8,128,000

Caraga Centers for Health Development		8,128,000	8,128,000
Health Emergency Preparedness and Response	27,763,000	281,444,000	309,207,000

National Capital Region (NCR)	27,763,000	238,120,000	265,883,000

Central Office	27,763,000	233,552,000	261,315,000
Metro Manila Centers for Health Development		4,568,000	4,568,000
Region I - Ilocos		2,858,000	2,858,000

Ilocos Centers for Health Development		2,858,000	2,858,000
Cordillera Administrative Region (CAR)		1,372,000	1,372,000

Cordillera Centers for Health Development		1,372,000	1,372,000
Region II - Cagayan Valley		1,495,000	1,495,000

Cagayan Valley Centers for Health Development		1,495,000	1,495,000
Region III - Central Luzon		3,670,000	3,670,000

Central Luzon Centers for Health Development		3,670,000	3,670,000
Region IVA - CALABARZON		3,044,000	3,044,000

CALABARZON Centers for Health Development		3,044,000	3,044,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1003
DEPARTMENT OF HEALTH

Region IVB - MIMAROPA	2,999,000		2,999,000

MIMAROPA Centers for Health Development	2,999,000		2,999,000
Region V - Bicol	3,392,000		3,392,000

Bicol Centers for Health Development	3,392,000		3,392,000
Region VI - Western Visayas	4,855,000		4,855,000

Western Visayas Centers for Health Development	4,855,000		4,855,000
Region VII - Central Visayas	2,999,000		2,999,000

Central Visayas Centers for Health Development	2,999,000		2,999,000
Region VIII - Eastern Visayas	2,802,000		2,802,000

Eastern Visayas Centers for Health Development	2,802,000		2,802,000
Region IX - Zamboanga Peninsula	2,981,000		2,981,000

Zamboanga Peninsula Centers for Health Development	2,981,000		2,981,000
Region X - Northern Mindanao	3,315,000		3,315,000

Northern Mindanao Centers for Health Development	3,315,000		3,315,000
Region XI - Davao	2,705,000		2,705,000

Davao Region Centers for Health Development	2,705,000		2,705,000
Region XII - SOCCSKSARGEN	2,837,000		2,837,000

SOCCSKSARGEN Centers for Health Development	2,837,000		2,837,000
Region XIII - Caraga	2,000,000		2,000,000

Caraga Centers for Health Development	2,000,000		2,000,000
Quick Response Fund	200,000,000	300,000,000	500,000,000

National Capital Region (NCR)	200,000,000	300,000,000	500,000,000

Central Office	200,000,000	300,000,000	500,000,000
Assistance to Philippine Tuberculosis Society	15,088,000		15,088,000

National Capital Region (NCR)	15,088,000		15,088,000

Central Office	15,088,000		15,088,000
Health Statistics	242,038,000		242,038,000

National Capital Region (NCR)	242,038,000		242,038,000

Central Office	242,038,000		242,038,000

1004	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

LOCAL HEALTH SYSTEM SUPPORT PROGRAM	17,228,225,000	21,869,668,000	35,302,219,000	74,400,112,000

HEALTH COMMODITIES ASSISTANCE SUB-PROGRAM	26,130,000	21,035,865,000		21,061,995,000

Nationally-procured Commodities for Environmental and Occupational Health		380,739,000		380,739,000

National Capital Region (NCR)		277,925,000		277,925,000

Central Office		275,879,000		275,879,000
Metro Manila Centers for Health Development		2,046,000		2,046,000
Region I - Ilocos		5,891,000		5,891,000

Ilocos Centers for Health Development		5,891,000		5,891,000
Cordillera Administrative Region (CAR)		8,061,000		8,061,000

Cordillera Centers for Health Development		8,061,000		8,061,000
Region II - Cagayan Valley		6,573,000		6,573,000

Cagayan Valley Centers for Health Development		6,573,000		6,573,000
Region III - Central Luzon		9,797,000		9,797,000

Central Luzon Centers for Health Development		9,797,000		9,797,000
Region IVA - CALABARZON		5,023,000		5,023,000

CALABARZON Centers for Health Development		5,023,000		5,023,000
Region IVB - MIMAROPA		12,402,000		12,402,000

MIMAROPA Centers for Health Development		12,402,000		12,402,000
Region V - Bicol		7,007,000		7,007,000

Bicol Centers for Health Development		7,007,000		7,007,000
Region VI - Western Visayas		6,697,000		6,697,000

Western Visayas Centers for Health Development		6,697,000		6,697,000
Region VII - Central Visayas		5,147,000		5,147,000

Central Visayas Centers for Health Development		5,147,000		5,147,000
Region VIII - Eastern Visayas		7,131,000		7,131,000

Eastern Visayas Centers for Health Development		7,131,000		7,131,000
Region IX - Zamboanga Peninsula		6,201,000		6,201,000

Zamboanga Peninsula Centers for Health Development		6,201,000		6,201,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1005
DEPARTMENT OF HEALTH

Region X - Northern Mindanao	7,627,000	7,627,000

Northern Mindanao Centers for Health Development	7,627,000	7,627,000
Region XI - Davao	8,681,000	8,681,000

Davao Region Centers for Health Development	8,681,000	8,681,000
Region XII - SOCCSKSARGEN	1,860,000	1,860,000

SOCCSKSARGEN Centers for Health Development	1,860,000	1,860,000
Region XIII - Caraga	4,716,000	4,716,000

Caraga Centers for Health Development	4,716,000	4,716,000
Nationally-procured Commodities for Family Health, Immunization, Nutrition and Responsible Parenting	10,178,289,000	10,178,289,000

National Capital Region (NCR)	9,698,095,000	9,698,095,000

Central Office	9,625,625,000	9,625,625,000
Metro Manila Centers for Health Development	72,470,000	72,470,000
Region I - Ilocos	27,239,000	27,239,000

Ilocos Centers for Health Development	27,239,000	27,239,000
Cordillera Administrative Region (CAR)	9,354,000	9,354,000

Cordillera Centers for Health Development	9,354,000	9,354,000
Region II - Cagayan Valley	19,050,000	19,050,000

Cagayan Valley Centers for Health Development	19,050,000	19,050,000
Region III - Central Luzon	66,073,000	66,073,000

Central Luzon Centers for Health Development	66,073,000	66,073,000
Region IVA - CALABARZON	87,222,000	87,222,000

CALABARZON Centers for Health Development	87,222,000	87,222,000
Region IVB - MIMAROPA	16,683,000	16,683,000

MIMAROPA Centers for Health Development	16,683,000	16,683,000
Region V - Bicol	31,928,000	31,928,000

Bicol Centers for Health Development	31,928,000	31,928,000
Region VI - Western Visayas	40,931,000	40,931,000

Western Visayas Centers for Health Development	40,931,000	40,931,000

1006	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas	41,879,000	41,879,000

Central Visayas Centers for Health Development	41,879,000	41,879,000
Region VIII - Eastern Visayas	25,198,000	25,198,000

Eastern Visayas Centers for Health Development	25,198,000	25,198,000
Region IX - Zamboanga Peninsula	19,471,000	19,471,000

Zamboanga Peninsula Centers for Health Development	19,471,000	19,471,000
Region X - Northern Mindanao	26,318,000	26,318,000

Northern Mindanao Centers for Health Development	26,318,000	26,318,000
Region XI - Davao	28,402,000	28,402,000

Davao Region Centers for Health Development	28,402,000	28,402,000
Region XII - SOCCSKSARGEN	26,025,000	26,025,000

SOCCSKSARGEN Centers for Health Development	26,025,000	26,025,000
Region XIII - Caraga	14,421,000	14,421,000

Caraga Centers for Health Development	14,421,000	14,421,000
Nationally-procured Commodities for Family Planning and Reproductive Health	749,919,000	749,919,000

National Capital Region (NCR)	749,919,000	749,919,000

Central Office	749,919,000	749,919,000
Nationally-procured Commodities for Prevention and Control of Communicable Diseases	5,375,720,000	5,375,720,000

National Capital Region (NCR)	5,278,866,000	5,278,866,000

Central Office	5,264,249,000	5,264,249,000
Metro Manila Centers for Health Development	14,617,000	14,617,000
Region I - Ilocos	12,089,000	12,089,000

Ilocos Centers for Health Development	12,089,000	12,089,000
Cordillera Administrative Region (CAR)	7,268,000	7,268,000

Cordillera Centers for Health Development	7,268,000	7,268,000
Region II - Cagayan Valley	2,026,000	2,026,000

Cagayan Valley Centers for Health Development	2,026,000	2,026,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1007
DEPARTMENT OF HEALTH

Region III - Central Luzon		29,485,000	29,485,000

Central Luzon Centers for Health Development		29,485,000	29,485,000
Region IVA - CALABARZON		12,686,000	12,686,000

CALABARZON Centers for Health Development		12,686,000	12,686,000
Region IVB - MIMAROPA		2,065,000	2,065,000

MIMAROPA Centers for Health Development		2,065,000	2,065,000
Region V - Bicol		1,155,000	1,155,000

Bicol Centers for Health Development		1,155,000	1,155,000
Region VI - Western Visayas		3,488,000	3,488,000

Western Visayas Centers for Health Development		3,488,000	3,488,000
Region VII - Central Visayas		3,707,000	3,707,000

Central Visayas Centers for Health Development		3,707,000	3,707,000
Region VIII - Eastern Visayas		1,243,000	1,243,000

Eastern Visayas Centers for Health Development		1,243,000	1,243,000
Region IX - Zamboanga Peninsula		1,870,000	1,870,000

Zamboanga Peninsula Centers for Health Development		1,870,000	1,870,000
Region X - Northern Mindanao		6,926,000	6,926,000

Northern Mindanao Centers for Health Development		6,926,000	6,926,000
Region XI - Davao		6,926,000	6,926,000

Davao Region Centers for Health Development		6,926,000	6,926,000
Region XII - SOCCSKSARGEN		5,055,000	5,055,000

SOCCSKSARGEN Centers for Health Development		5,055,000	5,055,000
Region XIII - Caraga		865,000	865,000

Caraga Centers for Health Development		865,000	865,000
Nationally-procured Commodities for Prevention and Control of Non-Communicable Diseases		3,482,240,000	3,482,240,000

National Capital Region (NCR)		3,482,240,000	3,482,240,000

Central Office		3,482,240,000	3,482,240,000
Supply Chain Management	26,130,000	868,958,000	895,088,000

National Capital Region (NCR)	26,130,000	868,958,000	895,088,000

1008	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Central Office	26,130,000	868,958,000		895,088,000
HEALTH SERVICE DELIVERY SUB-PROGRAM	17,202,095,000	833,803,000	35,302,219,000	53,338,117,000

National Health Workforce Support System (NHWSS)	17,202,095,000	768,985,000		17,971,080,000

National Capital Region (NCR)	14,960,967,000	686,795,000		15,647,762,000

Central Office	14,921,218,000	681,185,000		15,602,403,000
Metro Manila Centers for Health Development	39,749,000	5,610,000		45,359,000
Region I - Ilocos	75,384,000	12,491,000		87,875,000

Ilocos Centers for Health Development	75,384,000	12,491,000		87,875,000
Cordillera Administrative Region (CAR)	227,211,000			227,211,000

Cordillera Centers for Health Development	227,211,000			227,211,000
Region II - Cagayan Valley	102,502,000	8,039,000		110,541,000

Cagayan Valley Centers for Health Development	102,502,000	8,039,000		110,541,000
Region III - Central Luzon	42,789,000	76,000		42,865,000

Central Luzon Centers for Health Development	42,789,000	76,000		42,865,000
Region IVA - CALABARZON	68,158,000	5,520,000		73,678,000

CALABARZON Centers for Health Development	68,158,000	5,520,000		73,678,000
Region IVB - MIMAROPA	138,065,000			138,065,000

MIMAROPA Centers for Health Development	138,065,000			138,065,000
Region V - Bicol	413,366,000			413,366,000

Bicol Centers for Health Development	413,366,000			413,366,000
Region VI - Western Visayas	289,593,000	15,977,000		305,570,000

Western Visayas Centers for Health Development	289,593,000	15,977,000		305,570,000
Region VII - Central Visayas	100,577,000	7,005,000		107,582,000

Central Visayas Centers for Health Development	100,577,000	7,005,000		107,582,000
Region VIII - Eastern Visayas	200,341,000	4,499,000		204,840,000

Eastern Visayas Centers for Health Development	200,341,000	4,499,000		204,840,000
Region IX - Zamboanga Peninsula	216,593,000			216,593,000

Zamboanga Peninsula Centers for Health Development	216,593,000			216,593,000
Region X - Northern Mindanao	141,228,000	13,255,000		154,483,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1009
DEPARTMENT OF HEALTH

Northern Mindanao Centers for Health Development	141,228,000	13,255,000		154,483,000
Region XI - Davao	107,078,000	15,328,000		122,406,000

Davao Region Centers for Health Development	107,078,000	15,328,000		122,406,000
Region XII - SOCCSKSARGEN	37,542,000			37,542,000

SOCCSKSARGEN Centers for Health Development	37,542,000			37,542,000
Region XIII - Caraga	80,701,000			80,701,000

Caraga Centers for Health Development	80,701,000			80,701,000
Health Facilities Enhancement Program		64,818,000	35,302,219,000	35,367,037,000

National Capital Region (NCR)		64,818,000	35,302,219,000	35,367,037,000

Central Office		64,818,000	35,302,219,000	35,367,037,000
HEALTH FACILITIES OPERATION PROGRAM	49,460,199,000	48,457,400,000	2,910,000,000	100,827,599,000

CURATIVE HEALTH CARE SUB-PROGRAM	48,451,930,000	47,707,603,000	2,910,000,000	99,069,533,000

Operations of Blood Centers and National Voluntary Blood Services Program	8,478,000	643,495,000		651,973,000

National Capital Region (NCR)	8,478,000	476,846,000		485,324,000

Central Office	8,478,000	475,968,000		484,446,000
Metro Manila Centers for Health Development		878,000		878,000
Region I - Ilocos		10,000,000		10,000,000

Ilocos Centers for Health Development		10,000,000		10,000,000
Cordillera Administrative Region (CAR)		1,500,000		1,500,000

Cordillera Centers for Health Development		1,500,000		1,500,000
Region II - Cagayan Valley		14,579,000		14,579,000

Cagayan Valley Centers for Health Development		14,579,000		14,579,000
Region III - Central Luzon		16,372,000		16,372,000

Central Luzon Centers for Health Development		16,372,000		16,372,000
Region IVA - CALABARZON		2,000,000		2,000,000

CALABARZON Centers for Health Development		2,000,000		2,000,000
Region IVB - MIMAROPA		2,000,000		2,000,000

MIMAROPA Centers for Health Development		2,000,000		2,000,000

1010	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region V - Bicol		14,168,000	14,168,000

Bicol Centers for Health Development		14,168,000	14,168,000
Region VI - Western Visayas		1,000,000	1,000,000

Western Visayas Centers for Health Development		1,000,000	1,000,000
Region VII - Central Visayas		22,645,000	22,645,000

Central Visayas Centers for Health Development		22,645,000	22,645,000
Region VIII - Eastern Visayas		13,522,000	13,522,000

Eastern Visayas Centers for Health Development		13,522,000	13,522,000
Region IX - Zamboanga Peninsula		10,000,000	10,000,000

Zamboanga Peninsula Centers for Health Development		10,000,000	10,000,000
Region X - Northern Mindanao		13,378,000	13,378,000

Northern Mindanao Centers for Health Development		13,378,000	13,378,000
Region XI - Davao		28,485,000	28,485,000

Davao Region Centers for Health Development		28,485,000	28,485,000
Region XII - SOCCSKSARGEN		14,000,000	14,000,000

SOCCSKSARGEN Centers for Health Development		14,000,000	14,000,000
Region XIII - Caraga		3,000,000	3,000,000

Caraga Centers for Health Development		3,000,000	3,000,000
Operations of DOH Hospitals in Metro Manila (MM)	11,287,244,000	10,778,232,000	22,065,476,000

National Capital Region (NCR)	11,287,244,000	10,778,232,000	22,065,476,000

National Center for Geriatric Health		103,208,000	103,208,000
Philippine Cancer Center		74,887,000	74,887,000
‘Amang’ Rodriguez Memorial Medical Center	793,180,000	781,689,000	1,574,869,000
Dr. Jose Fabella Memorial Hospital	893,439,000	629,619,000	1,523,058,000
East Avenue Medical Center	1,427,623,000	2,188,909,000	3,616,532,000
Jose R. Reyes Memorial Medical Center	1,153,824,000	1,098,105,000	2,251,929,000
National Center for Mental Health	1,361,052,000	1,103,912,000	2,464,964,000
National Children’s Hospital	539,928,000	345,349,000	885,277,000
Philippine Orthopedic Center	808,584,000	603,622,000	1,412,206,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1011
DEPARTMENT OF HEALTH

Quirino Memorial Medical Center	1,340,361,000	1,773,771,000		3,114,132,000
Research Institute for Tropical Medicine	487,171,000	371,550,000		858,721,000
Rizal Medical Center	1,060,491,000	655,681,000		1,716,172,000
San Lazaro Hospital	766,114,000	442,570,000		1,208,684,000
Tondo Medical Center	655,477,000	605,360,000		1,260,837,000
Operations of DOH Regional Hospitals and Other Health Facilities	37,156,208,000	35,540,622,000	2,910,000,000	75,606,830,000

National Capital Region (NCR)	2,008,866,000	1,871,055,000	10,000,000	3,889,921,000

Dr. Jose N. Rodriguez Memorial Hospital and Sanitarium	731,625,000	897,185,000	10,000,000	1,638,810,000
Las Piñas General Hospital and Satellite Trauma Center	513,606,000	467,640,000		981,246,000
San Lorenzo Ruiz General Hospital	178,466,000	120,258,000		298,724,000
Valenzuela Medical Center	585,169,000	385,972,000		971,141,000
Region I - Ilocos	2,965,043,000	2,693,531,000		5,658,574,000

Conrado F. Estrella Regional Medical and Trauma Center	104,259,000	156,451,000		260,710,000
Ilocos Sur Medical Center		222,574,000		222,574,000
Ilocos Training and Regional Medical Center	676,396,000	774,279,000		1,450,675,000
Mariano Marcos Memorial Hospital and Medical Center	836,724,000	671,537,000		1,508,261,000
Region I Medical Center	1,347,664,000	868,690,000		2,216,354,000
Cordillera Administrative Region (CAR)	2,343,598,000	1,786,830,000		4,130,428,000

Baguio General Hospital and Medical Center	1,640,560,000	1,306,281,000		2,946,841,000
Conner District Hospital	168,959,000	70,275,000		239,234,000
Far North Luzon General Hospital and Training Center	237,469,000	213,456,000		450,925,000
Luis Hora Memorial Regional Hospital	296,610,000	196,818,000		493,428,000
Region II - Cagayan Valley	3,076,386,000	2,607,239,000		5,683,625,000

Batanes General Hospital	130,357,000	39,308,000		169,665,000
Cagayan Valley Medical Center	1,363,315,000	1,323,147,000		2,686,462,000
Northwestern Cagayan General Hospital		85,796,000		85,796,000

1012	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II Trauma and Medical Center	825,542,000	624,420,000		1,449,962,000
Southern Isabela Medical Center	757,172,000	534,568,000		1,291,740,000
Region III - Central Luzon	3,683,255,000	3,643,740,000		7,326,995,000

Bataan General Hospital and Medical Center	827,940,000	835,173,000		1,663,113,000
Dr. Paulino J. Garcia Memorial Research and Medical Center	867,476,000	938,004,000		1,805,480,000
Joni Villanueva General Hospital	77,632,000	85,796,000		163,428,000
Jose B. Lingad Memorial General Hospital	1,381,119,000	1,401,896,000		2,783,015,000
Mariveles Mental Wellness and General Hospital	345,217,000	225,575,000		570,792,000
Talavera General Hospital	183,871,000	157,296,000		341,167,000
Region IVA - CALABARZON	1,365,771,000	1,194,906,000		2,560,677,000

Batangas Medical Center	1,170,545,000	974,558,000		2,145,103,000
Maria L. Eleazar General Hospital	42,534,000	81,061,000		123,595,000
Southern Luzon Multi-Specialty Medical Center		40,374,000		40,374,000
Southern Tagalog Regional Hospital	152,692,000	98,913,000		251,605,000
Region IVB - MIMAROPA	437,792,000	490,292,000		928,084,000

Culion Sanitarium and General Hospital	189,002,000	141,298,000		330,300,000
Ospital ng Palawan	248,790,000	348,994,000		597,784,000
Region V - Bicol	2,588,438,000	2,722,596,000	1,135,000,000	6,446,034,000

Bicol Medical Center	1,571,709,000	1,634,626,000		3,206,335,000
Bicol Region General Hospital and Geriatric Medical Center	278,184,000	184,984,000		463,168,000
Bicol Regional Hospital and Medical Center	738,545,000	902,986,000	1,135,000,000	2,776,531,000
Region VI - Western Visayas	2,845,941,000	2,121,282,000		4,967,223,000

Corazon Locsin Montelibano Memorial Regional Hospital	1,169,391,000	743,592,000		1,912,983,000
Don Jose S. Monfort Medical Center	158,779,000	192,584,000		351,363,000
Western Visayas Medical Center	1,379,410,000	1,089,082,000		2,468,492,000
Western Visayas Sanitarium and General Hospital	138,361,000	96,024,000		234,385,000
Region VII - Central Visayas	4,154,101,000	3,734,929,000		7,889,030,000

Cebu South Medical Center	536,223,000	343,582,000		879,805,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1013
DEPARTMENT OF HEALTH

Don Emilio del Valle Memorial Hospital	276,438,000	260,782,000		537,220,000
Eversley Childs Sanitarium and General Hospital	224,072,000	307,733,000		531,805,000
Governor Celestino Gallares Memorial Medical Center	760,448,000	590,818,000		1,351,266,000
Governor Celestino Gallares Multi-Specialty Medical Center		140,951,000		140,951,000
St. Anthony Mother and Child Hospital	200,713,000	167,373,000		368,086,000
Vicente Sotto Memorial Medical Center	2,156,207,000	1,923,690,000		4,079,897,000
Region VIII - Eastern Visayas	1,219,375,000	1,476,729,000		2,696,104,000

Eastern Visayas Medical Center	1,045,330,000	1,220,012,000		2,265,342,000
Governor Benjamin T. Romualdez General Hospital and Schistosomiasis Center	174,045,000	216,717,000		390,762,000
Samar Island Medical Center		40,000,000		40,000,000
Region IX - Zamboanga Peninsula	2,382,305,000	1,845,393,000	1,765,000,000	5,992,698,000

Basilan General Hospital	158,818,000	119,877,000		278,695,000
Dr. Jose Rizal Memorial Hospital	245,468,000	225,119,000		470,587,000
Labuan General Hospital	62,109,000	57,318,000		119,427,000
Margosatubig Regional Hospital	537,598,000	253,091,000		790,689,000
Mindanao Central Sanitarium	148,969,000	152,425,000	765,000,000	1,066,394,000
Sulu Sanitarium and General Hospital	87,345,000	86,531,000	1,000,000,000	1,173,876,000
Zamboanga City Medical Center	1,141,998,000	951,032,000		2,093,030,000
Region X - Northern Mindanao	2,863,900,000	3,321,995,000		6,185,895,000

Amai Pakpak Medical Center	793,511,000	843,050,000		1,636,561,000
Camiguin General Hospital	146,471,000	290,088,000		436,559,000
First Misamis Oriental General Hospital	19,235,000	85,796,000		105,031,000
Mayor Hilarion A. Ramiro Sr. Medical Center	649,223,000	847,620,000		1,496,843,000
Northeastern Misamis General Hospital		156,451,000		156,451,000
Northern Mindanao Medical Center	1,255,460,000	1,098,990,000		2,354,450,000
Region XI - Davao	3,276,577,000	4,140,127,000		7,416,704,000

Davao Occidental General Hospital	80,742,000	85,796,000		166,538,000
Davao Regional Medical Center	920,360,000	1,015,028,000		1,935,388,000

1014	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Southern Philippines Medical Center	2,275,475,000	3,039,303,000	5,314,778,000
Region XII - SOCCSKSARGEN	1,067,376,000	905,887,000	1,973,263,000

Cotabato Regional and Medical Center	855,552,000	699,382,000	1,554,934,000
Cotabato Sanitarium and General Hospital	129,990,000	109,371,000	239,361,000
SOCCSKSARGEN General Hospital	81,834,000	97,134,000	178,968,000
Region XIII - Caraga	877,484,000	984,091,000	1,861,575,000

Adela Serra Ty Memorial Medical Center	436,744,000	373,750,000	810,494,000
Caraga Regional Hospital	440,740,000	524,545,000	965,285,000
Siargao Island Medical Center		85,796,000	85,796,000
Operations of Philippine Health Laboratory System		745,254,000	745,254,000

National Capital Region (NCR)		695,361,000	695,361,000

Central Office		42,088,000	42,088,000
East Avenue Medical Center		78,674,000	78,674,000
Research Institute for Tropical Medicine		521,563,000	521,563,000
San Lazaro Hospital		47,538,000	47,538,000
San Lazaro Hospital SNL		5,498,000	5,498,000
Cordillera Administrative Region (CAR)		3,409,000	3,409,000

Baguio General Hospital and Medical Center SNL		3,409,000	3,409,000
Region V - Bicol		33,092,000	33,092,000

Bicol South Luzon SNL		33,092,000	33,092,000
Region VI - Western Visayas		3,321,000	3,321,000

Western Visayas Medical Center SNL		3,321,000	3,321,000
Region VII - Central Visayas		3,321,000	3,321,000

Vicente Sotto Memorial Medical Center SNL		3,321,000	3,321,000
Region XI - Davao		6,750,000	6,750,000

Southern Philippines Medical Center SNL		6,750,000	6,750,000
REHABILITATIVE HEALTH CARE SUB-PROGRAM	1,008,269,000	749,797,000	1,758,066,000

Operation of Dangerous Drug Abuse Treatment and Rehabilitation Centers	1,008,269,000	749,797,000	1,758,066,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1015
DEPARTMENT OF HEALTH

National Capital Region (NCR)	182,230,000	169,852,000	352,082,000

Central Office	48,062,000	51,886,000	99,948,000
Bicutan Rehabilitation Center	129,920,000	101,703,000	231,623,000
Las Piñas Drug Abuse Treatment and Rehabilitation Center	4,248,000	16,263,000	20,511,000
Region I - Ilocos	99,262,000	49,774,000	149,036,000

Dagupan Rehabilitation Center	69,488,000	32,865,000	102,353,000
San Fernando, La Union Treatment and Rehabilitation Center	29,774,000	16,909,000	46,683,000
Cordillera Administrative Region (CAR)	3,299,000	11,017,000	14,316,000

Bauko, Mountain Province Treatment and Rehabilitation Center	3,299,000	11,017,000	14,316,000
Region II - Cagayan Valley	53,723,000	32,073,000	85,796,000

Isabela Rehabilitation Center	53,723,000	32,073,000	85,796,000
Region III - Central Luzon	53,607,000	87,549,000	141,156,000

Bataan Rehabilitation Center	53,074,000	33,681,000	86,755,000
Mega Drug Abuse Treatment and Rehabilitation Center	533,000	53,868,000	54,401,000
Region IVA - CALABARZON	84,193,000	57,317,000	141,510,000

DATRC CALABARZON		20,000,000	20,000,000
Tagaytay Rehabilitation Center	84,193,000	37,317,000	121,510,000
Region V - Bicol	94,316,000	68,041,000	162,357,000

Camarines Sur Rehabilitation Center	51,204,000	34,625,000	85,829,000
Malinao, Albay Rehabilitation Center	43,112,000	33,416,000	76,528,000
Region VI - Western Visayas	46,021,000	31,684,000	77,705,000

Pototan, Iloilo Rehabilitation Center	46,021,000	31,684,000	77,705,000
Region VII - Central Visayas	106,234,000	68,688,000	174,922,000

Argao, Cebu Rehabilitation Center	61,031,000	38,945,000	99,976,000
Cebu City Rehabilitation Center	45,203,000	29,743,000	74,946,000
Region VIII - Eastern Visayas	50,583,000	27,877,000	78,460,000

Dulag, Leyte Rehabilitation Center	50,583,000	27,877,000	78,460,000
Region IX - Zamboanga Peninsula		7,382,000	7,382,000

Zamboanga City Treatment and Rehabilitation Center		7,382,000	7,382,000

1016	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao	83,684,000	55,466,000		139,150,000

Cagayan de Oro Rehabilitation Center	54,093,000	33,409,000		87,502,000
Malaybalay, Bukidnon Treatment and Rehabilitation Center	29,591,000	22,057,000		51,648,000
Region XI - Davao	29,993,000	18,350,000		48,343,000

Malagos, Davao Treatment and Rehabilitation Center	29,993,000	18,350,000		48,343,000
Region XII - SOCCSKSARGEN	39,798,000	16,682,000		56,480,000

SOCCSKSARGEN Drug Abuse Treatment and Rehabilitation Center	39,798,000	16,682,000		56,480,000
Region XIII - Caraga	81,326,000	48,045,000		129,371,000

Caraga Rehabilitation Center	48,948,000	26,627,000		75,575,000
San Francisco, Agusan Del Sur Treatment and Rehabilitation Center	32,378,000	21,418,000		53,796,000
HEALTH REGULATORY PROGRAM	943,468,000	229,735,000	120,000,000	1,293,203,000

HEALTH FACILITIES AND SERVICES REGULATION SUB-PROGRAM	256,978,000	229,735,000		486,713,000

Regulation of Health Facilities and Services	57,253,000	39,964,000		97,217,000

National Capital Region (NCR)	57,253,000	39,964,000		97,217,000

Central Office	57,253,000	39,964,000		97,217,000
Regulation of Regional Health Facilities and Services	199,725,000	189,771,000		389,496,000

National Capital Region (NCR)	13,682,000	9,724,000		23,406,000

Metro Manila Centers for Health Development	13,682,000	9,724,000		23,406,000
Region I - Ilocos	12,426,000	18,148,000		30,574,000

Ilocos Centers for Health Development	12,426,000	18,148,000		30,574,000
Cordillera Administrative Region (CAR)	10,225,000	7,836,000		18,061,000

Cordillera Centers for Health Development	10,225,000	7,836,000		18,061,000
Region II - Cagayan Valley	11,069,000	11,596,000		22,665,000

Cagayan Valley Centers for Health Development	11,069,000	11,596,000		22,665,000
Region III - Central Luzon	13,249,000	17,387,000		30,636,000

Central Luzon Centers for Health Development	13,249,000	17,387,000		30,636,000
Region IVA - CALABARZON	13,758,000	12,415,000		26,173,000

CALABARZON Centers for Health Development	13,758,000	12,415,000		26,173,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1017
DEPARTMENT OF HEALTH

Region IVB - MIMAROPA	12,062,000	9,528,000		21,590,000

MIMAROPA Centers for Health Development	12,062,000	9,528,000		21,590,000
Region V - Bicol	12,757,000	9,096,000		21,853,000

Bicol Centers for Health Development	12,757,000	9,096,000		21,853,000
Region VI - Western Visayas	14,539,000	12,506,000		27,045,000

Western Visayas Centers for Health Development	14,539,000	12,506,000		27,045,000
Region VII - Central Visayas	13,871,000	9,612,000		23,483,000

Central Visayas Centers for Health Development	13,871,000	9,612,000		23,483,000
Region VIII - Eastern Visayas	11,681,000	6,416,000		18,097,000

Eastern Visayas Centers for Health Development	11,681,000	6,416,000		18,097,000
Region IX - Zamboanga Peninsula	11,758,000	7,261,000		19,019,000

Zamboanga Peninsula Centers for Health Development	11,758,000	7,261,000		19,019,000
Region X - Northern Mindanao	12,372,000	17,316,000		29,688,000

Northern Mindanao Centers for Health Development	12,372,000	17,316,000		29,688,000
Region XI - Davao	12,828,000	15,180,000		28,008,000

Davao Region Centers for Health Development	12,828,000	15,180,000		28,008,000
Region XII - SOCCSKSARGEN	12,964,000	10,889,000		23,853,000

SOCCSKSARGEN Centers for Health Development	12,964,000	10,889,000		23,853,000
Region XIII - Caraga	10,484,000	14,861,000		25,345,000

Caraga Centers for Health Development	10,484,000	14,861,000		25,345,000
CONSUMER HEALTH AND WELFARE SUB-PROGRAM	503,283,000		120,000,000	623,283,000

Regulation of Health Establishments and Products	503,283,000		120,000,000	623,283,000

National Capital Region (NCR)	503,283,000		120,000,000	623,283,000

Food and Drug Administration	503,283,000		120,000,000	623,283,000
ROUTINE QUARANTINE SERVICES SUB-PROGRAM	183,207,000			183,207,000

Provision of Quarantine Services and International Health Surveillance	183,207,000			183,207,000

National Capital Region (NCR)	183,207,000			183,207,000

Bureau of Quarantine	183,207,000			183,207,000

1018	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

SOCIAL HEALTH PROTECTION PROGRAM		10,261,000		42,399,649,000				42,409,910,000

Cancer Assistance Fund				1,250,000,000				1,250,000,000

National Capital Region (NCR)				1,250,000,000				1,250,000,000

Central Office				1,250,000,000				1,250,000,000
Medical Assistance to Indigent and Financially - Incapacitated Patients (MAIFIP)		10,261,000		41,149,649,000				41,159,910,000

National Capital Region (NCR)		10,261,000		41,149,649,000				41,159,910,000

Central Office		10,261,000		41,149,649,000				41,159,910,000

Sub-total, Operations		68,654,069,000		120,814,201,000		38,632,219,000		228,100,489,000

Total, Regular Programs		82,001,976,000		122,281,869,000		40,554,206,000		244,838,051,000

PROJECT(S)
Locally-Funded Project(s)
Hiring of Vaccination Teams				284,280,000				284,280,000

National Capital Region (NCR)				284,280,000				284,280,000

Central Office				284,280,000				284,280,000
Integrated Command and Monitoring Center for Unified Hospital Management Systems						1,000,000,000		1,000,000,000

National Capital Region (NCR)						1,000,000,000		1,000,000,000

Central Office						1,000,000,000		1,000,000,000

Sub-total, Locally-Funded Project(s)				284,280,000		1,000,000,000		1,284,280,000

Foreign-Assisted Project(s)
Philippine Multi-Sectoral Nutrition Project WB Loan No. 9382-PH				1,437,863,000				1,437,863,000

National Capital Region (NCR)				1,437,863,000				1,437,863,000

Central Office				1,437,863,000				1,437,863,000

Loan Proceeds				1,437,863,000				1,437,863,000

Sub-total, Foreign-Assisted Project(s)				1,437,863,000				1,437,863,000

Total, Project(s)				1,722,143,000		1,000,000,000		2,722,143,000

TOTAL NEW APPROPRIATIONS	₱	82,001,976,000	₱	124,004,012,000	₱	41,554,206,000	₱	247,560,194,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1019
DEPARTMENT OF HEALTH

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	38,846,577

Total Permanent Positions	38,846,577

Other Compensation Common to All
Personnel Economic Relief Allowance	1,928,364
Representation Allowance	40,447
Transportation Allowance	36,907
Clothing and Uniform Allowance	572,789
Honoraria	4,462
Mid-Year Bonus - Civilian	3,237,217
Year End Bonus	3,237,217
Cash Gift	409,135
Productivity Enhancement Incentive	409,135
Step Increment	97,116

Total Other Compensation Common to All	9,972,789

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	5,669,421
Night Shift Differential Pay	90,652
Lump-sum for Filling of Positions - Civilian	8,351,727
Anniversary Bonus - Civilian	66,675

Total Other Compensation for Specific Groups	14,178,475

Other Benefits
PAG-IBIG Contributions	196,384
PhilHealth Contributions	968,464
Employees Compensation Insurance Premiums	98,194
Loyalty Award - Civilian	70,010
Terminal Leave	417,995

Total Other Benefits	1,751,047

Non-Permanent Positions	17,253,088

Total Personnel Services	82,001,976

Maintenance and Other Operating Expenses
Travelling Expenses	829,524
Training and Scholarship Expenses	1,945,900

1020	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Supplies and Materials Expenses	52,990,387
Utility Expenses	3,895,835
Communication Expenses	450,928
Awards/Rewards and Prizes	107,168
Survey, Research, Exploration and Development Expenses	81,063
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	15,339
Professional Services	5,383,252
General Services	3,684,435
Repairs and Maintenance	1,580,355
Financial Assistance/Subsidy	47,431,591
Taxes, Insurance Premiums and Other Fees	1,842,152
Labor and Wages	166,843
Other Maintenance and Operating Expenses
Advertising Expenses	238,090
Printing and Publication Expenses	98,392
Representation Expenses	239,722
Transportation and Delivery Expenses	495,485
Rent/Lease Expenses	576,358
Membership Dues and Contributions to Organizations	5,227
Subscription Expenses	347,961
Bank Transaction Fee	283
Other Maintenance and Operating Expenses	1,597,722

Total Maintenance and Other Operating Expenses	124,004,012

Total Current Operating Expenditures	206,005,988

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	19,717,326
Machinery and Equipment Outlay	18,813,480
Transportation Equipment Outlay	3,023,400

Total Capital Outlays	41,554,206

TOTAL NEW APPROPRIATIONS	247,560,194

B. NATIONAL NUTRITION COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	313,093,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1021
DEPARTMENT OF HEALTH

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	32,877,000	₱	15,979,000	₱	18,475,000	₱	67,331,000
Operations		53,231,000		192,531,000				245,762,000

NATIONAL NUTRITION MANAGEMENT PROGRAM		53,231,000		192,531,000				245,762,000

TOTAL NEW APPROPRIATIONS	₱	86,108,000	₱	208,510,000	₱	18,475,000	₱	313,093,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Nutrition Council (NNC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NNC’s website.

The NNC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,429,000	₱	14,940,000	₱	18,475,000	₱	61,844,000
Human Resource Development				1,039,000				1,039,000
Administration of Personnel Benefits		4,448,000						4,448,000

Sub-total, General Administration and Support		32,877,000		15,979,000		18,475,000		67,331,000

Operations
NATIONAL NUTRITION MANAGEMENT PROGRAM		53,231,000		192,531,000				245,762,000

Nutrition Policy, Standards, Plan and Program Development and Coordination		3,886,000		384,000				4,270,000
Philippine Food and Nutrition Surveillance		4,514,000		7,150,000				11,664,000
Promotion of Good Nutrition		4,167,000		49,179,000				53,346,000
Assistance to National, Local Nutrition and Related Programs		40,664,000		135,818,000				176,482,000

Sub-total, Operations		53,231,000		192,531,000				245,762,000

TOTAL NEW APPROPRIATIONS	₱	86,108,000	₱	208,510,000	₱	18,475,000	₱	313,093,000

1022	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	50,061

Total Permanent Positions	50,061

Other Compensation Common to All
Personnel Economic Relief Allowance	2,064
Representation Allowance	1,152
Transportation Allowance	1,152
Clothing and Uniform Allowance	602
Mid-Year Bonus - Civilian	4,171
Year End Bonus	4,171
Cash Gift	430
Productivity Enhancement Incentive	430
Step Increment	125

Total Other Compensation Common to All	14,297

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	15,721

Total Other Compensation for Specific Groups	15,721

Other Benefits
PAG-IBIG Contributions	207
PhilHealth Contributions	1,202
Employees Compensation Insurance Premiums	102
Loyalty Award - Civilian	70
Terminal Leave	4,448

Total Other Benefits	6,029

Total Personnel Services	86,108

Maintenance and Other Operating Expenses
Travelling Expenses	39,451
Training and Scholarship Expenses	2,239
Supplies and Materials Expenses	51,013
Utility Expenses	4,006
Communication Expenses	5,707
Awards/Rewards and Prizes	8,370

DECEMBER 30, 2024	OFFICIAL GAZETTE	1023
DEPARTMENT OF HEALTH

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	46,814
General Services	6,456
Repairs and Maintenance	3,950
Taxes, Insurance Premiums and Other Fees	1,163
Other Maintenance and Operating Expenses
Advertising Expenses	8,600
Representation Expenses	13,559
Transportation and Delivery Expenses	1,660
Rent/Lease Expenses	7,704
Subscription Expenses	5,828
Other Maintenance and Operating Expenses	1,840

Total Maintenance and Other Operating Expenses	208,510

Total Current Operating Expenditures	294,618

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	18,475

Total Capital Outlays	18,475

TOTAL NEW APPROPRIATIONS	313,093

C. PHILIPPINE NATIONAL AIDS COUNCIL

For general administration and support, support to operations, and operations, as indicated hereunder	₱	50,284,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	13,081,000	₱	7,327,000	₱	7,344,000	₱	27,752,000
Support to Operations		569,000		1,000,000				1,569,000
Operations		11,963,000		9,000,000				20,963,000

POLICY AND STANDARDS DEVELOPMENT PROGRAM		5,410,000		3,000,000				8,410,000
INFORMATION, EDUCATION AND COMMUNICATION PROGRAM		6,553,000		6,000,000				12,553,000

TOTAL NEW APPROPRIATIONS	₱	25,613,000	₱	17,327,000	₱	7,344,000	₱	50,284,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine National Aids Council (PNAC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

1024	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

(b) PNAC’s website.

The PNAC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,081,000	₱	7,327,000	₱	7,344,000	₱	27,752,000

Sub-total, General Administration and Support		13,081,000		7,327,000		7,344,000		27,752,000

Support to Operations
Technical and Administrative Support of the PNAC Secretariat		569,000		500,000				1,069,000
Capacity Building of Council and Secretariat				500,000				500,000

Sub-total, Support to Operations		569,000		1,000,000				1,569,000

Operations
POLICY AND STANDARDS DEVELOPMENT PROGRAM		5,410,000		3,000,000				8,410,000

Development of Policy and Standards on the Prevention and Control of HIV and AIDS		5,410,000		3,000,000				8,410,000
INFORMATION, EDUCATION AND COMMUNICATION PROGRAM		6,553,000		6,000,000				12,553,000

Formulation and Implementation of Advocacy Services and Activities on HIV and AIDS		6,553,000		6,000,000				12,553,000

Sub-total, Operations		11,963,000		9,000,000				20,963,000

TOTAL NEW APPROPRIATIONS	₱	25,613,000	₱	17,327,000	₱	7,344,000	₱	50,284,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1025
DEPARTMENT OF HEALTH

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	16,094

Total Permanent Positions	16,094

Other Compensation Common to All
Personnel Economic Relief Allowance	672
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	196
Mid-Year Bonus - Civilian	1,342
Year End Bonus	1,342
Cash Gift	140
Productivity Enhancement Incentive	140
Step Increment	40

Total Other Compensation Common to All	4,400

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	4,301

Total Other Compensation for Specific Groups	4,301

Other Benefits
PAG-IBIG Contributions	67
PhilHealth Contributions	388
Employees Compensation Insurance Premiums	33

Total Other Benefits	488

Non-Permanent Positions	330

Total Personnel Services	25,613

Maintenance and Other Operating Expenses
Travelling Expenses	123
Training and Scholarship Expenses	7,316
Supplies and Materials Expenses	1,266
Communication Expenses	334
Professional Services	4,647
General Services	894
Repairs and Maintenance	10
Taxes, Insurance Premiums and Other Fees	30
Other Maintenance and Operating Expenses
Advertising Expenses	1,000
Printing and Publication Expenses	470
Representation Expenses	641
Subscription Expenses	360
Other Maintenance and Operating Expenses	236

Total Maintenance and Other Operating Expenses	17,327

1026	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Current Operating Expenditures	42,940

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,292
Machinery and Equipment Outlay	2,052

Total Capital Outlays	7,344

TOTAL NEW APPROPRIATIONS	50,284

DECEMBER 30, 2024	OFFICIAL GAZETTE	1027
DEPARTMENT OF HEALTH

GENERAL SUMMARY

DEPARTMENT OF HEALTH

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	82,001,976,000	₱	124,004,012,000	₱	41,554,206,000	₱	247,560,194,000
B. NATIONAL NUTRITION COUNCIL		86,108,000		208,510,000		18,475,000		313,093,000
C. PHILIPPINE NATIONAL AIDS COUNCIL		25,613,000		17,327,000		7,344,000		50,284,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HEALTH	₱	82,113,697,000	₱	124,229,849,000	₱	41,580,025,000	₱	247,923,571,000

1028	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XIV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,978,178,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	257,388,000	₱	128,577,000	₱	20,411,000	₱	406,376,000
Support to Operations		44,342,000		167,933,000		369,120,000		581,395,000
Operations		360,352,000		852,237,000				1,212,589,000

HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM		70,518,000		648,038,000				718,556,000
HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM		96,828,000		104,292,000				201,120,000
ENVIRONMENTAL, LAND USE AND URBAN PLANNING AND DEVELOPMENT PROGRAM		89,840,000		73,507,000				163,347,000
HOUSING AND REAL ESTATE DEVELOPMENT REGULATION PROGRAM		103,166,000		26,400,000				129,566,000

Total, Regular Programs		662,082,000		1,148,747,000		389,531,000		2,200,360,000

B. PROJECT(S)
Locally-Funded Project(s)				777,818,000				777,818,000

Total, Project(s)				777,818,000				777,818,000

TOTAL NEW APPROPRIATIONS	₱	662,082,000	₱	1,926,565,000	₱	389,531,000	₱	2,978,178,000

Special Provision(s)

1. Pambansang Pabahay Para sa Pilipino Program. The amount of Six Hundred Eighty Three Million Nine Hundred Forty Three Thousand Pesos (₱683,943,000) appropriated herein under the Pambansang Pabahay Para sa Pilipino (4PH) Program shall be used for the interest support subsidy for the 4PH Program and other related financial assistance or subsidy to further improve the affordability of the 4PH housing packages: Provided , That not less than sixty percent (60%) of the total amount shall be used for the interest support subsidy: Provided , further, That the balance may be used for the following financial assistance or subsidy for 4PH household beneficiaries belonging to the bottom thirty percent (30%) income decile or for families being resettled following Supreme Court mandates as described below:

(a) Mortgage redemption insurance, fire insurance and other property related insurance of up to Seven Hundred Twenty Five Pesos (₱725) per month per household beneficiary;

(b) Estate management subsidy, estimated to be around Twenty Five Pesos (₱25) per square meter per month;

DECEMBER 30, 2024	OFFICIAL GAZETTE	1029

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

(c) Time-limited rental subsidies for families whose borrowing capacity are assessed by Pag-IBIG Fund to be insufficient for the socialized housing units under 4PH: Provided , That the households availing the rental subsidy meet the following criteria: (i) they are in need of temporary accommodations while awaiting their relocation/resettlement to the 4PH housing units and (ii) they do not have access to any similar rental assistance program of the government; and

(d) Time-limited amortization subsidy for households transitioning from the Social Housing Finance Corporation (SHFC) financing to 4PH financing under the Pag-IBIG Fund. This amortization subsidy will reduce the out-of-pocket amortization payments during the first five (5) years from the start of 4PH financing, so that the amortization will be both affordable, as per Pag-IBIG Fund determination of the families’ payment capacity. This time-limited amortization subsidy will benefit those families being resettled, originally with support from SHFC, from Metro Manila danger zones, including from major Metro Manila rivers leading to Manila Bay, following the Supreme Court Mandamus in G.R. Nos. 171947-48, February 15, 2011. This subsidy will be paid in full to Pag-IBIG Fund by the Department of Human Settlements and Urban Development (DHSUD), with the total amount to be determined by DHSUD on a per project basis, in consultation with SHFC and Pag-IBIG Fund.

In order to reduce the financing that would otherwise be for the account of 4PH beneficiaries, other related financial assistance may include subsidies for the financing of assets for conveying water and electricity from trunk facilities for projects covered in item (d) above.

This provision shall be subject to the guidelines to be jointly issued by the DHSUD, Pag-IBIG Fund, SHFC and National Economic and Development Authority.

2. Exclusion of Lands Owned and Occupied by Public Schools from the 4PH and other Government Housing Programs. Consistent with R.A. No. 7279, as amended, R.A. No. 11201 and E.O. No. 34, s. 2023, lands actually and primarily used for educational purposes shall be exempt from being listed as available and suitable lands for the 4PH and other government housing programs.

3. Reporting and Posting Requirements. The DHSUD shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DHSUD’s website.

The DHSUD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	248,894,000	₱	128,577,000	₱	20,411,000	₱	397,882,000

National Capital Region (NCR)		117,253,000		103,893,000				221,146,000

Central Office		107,258,000		102,322,000				209,580,000
Regional Office - NCR		9,995,000		1,571,000				11,566,000
Region I - Ilocos		7,093,000		1,532,000				8,625,000

Regional Office - I		7,093,000		1,532,000				8,625,000
Cordillera Administrative Region (CAR)		9,230,000		1,492,000				10,722,000

Regional Office - CAR		9,230,000		1,492,000				10,722,000
Region II - Cagayan Valley		5,984,000		1,544,000				7,528,000

Regional Office - II		5,984,000		1,544,000				7,528,000

1030	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon	12,676,000	1,590,000		14,266,000

Regional Office - III	12,676,000	1,590,000		14,266,000
Region IVA - CALABARZON	10,226,000	1,946,000		12,172,000

Regional Office - IV-A	10,226,000	1,946,000		12,172,000
Region IVB - MIMAROPA	7,828,000	1,088,000		8,916,000

Regional Office - IV-B	7,828,000	1,088,000		8,916,000
Region V - Bicol	7,010,000	1,078,000		8,088,000

Regional Office - V	7,010,000	1,078,000		8,088,000
Region VI - Western Visayas	10,016,000	1,088,000		11,104,000

Regional Office - VI	10,016,000	1,088,000		11,104,000
Region VII - Central Visayas	8,637,000	2,329,000		10,966,000

Regional Office - VII	8,637,000	2,329,000		10,966,000
Region VIII - Eastern Visayas	8,320,000	2,888,000	20,411,000	31,619,000

Regional Office - VIII	8,320,000	2,888,000	20,411,000	31,619,000
Region IX - Zamboanga Peninsula	8,775,000	1,316,000		10,091,000

Regional Office - IX	8,775,000	1,316,000		10,091,000
Region X - Northern Mindanao	8,406,000	1,650,000		10,056,000

Regional Office - X	8,406,000	1,650,000		10,056,000
Region XI - Davao	10,971,000	2,287,000		13,258,000

Regional Office - XI	10,971,000	2,287,000		13,258,000
Region XII - SOCCSKSARGEN	9,008,000	1,324,000		10,332,000

Regional Office - XII	9,008,000	1,324,000		10,332,000
Region XIII - Caraga	7,461,000	1,532,000		8,993,000

Regional Office - XIII	7,461,000	1,532,000		8,993,000
Administration of Personnel Benefits	8,494,000			8,494,000

National Capital Region (NCR)	8,494,000			8,494,000

Central Office	8,494,000			8,494,000

Sub-total, General Administration and Support	257,388,000	128,577,000	20,411,000	406,376,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1031

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Support to Operations
Technical Support to Management on Program Conceptualization and Development, Coordination and Monitoring	44,342,000	167,933,000	369,120,000	581,395,000

National Capital Region (NCR)	44,342,000	167,933,000	369,120,000	581,395,000

Central Office	44,342,000	167,933,000	369,120,000	581,395,000

Sub-total, Support to Operations	44,342,000	167,933,000	369,120,000	581,395,000

Operations
HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM	70,518,000	648,038,000		718,556,000

Policy Formulation and Monitoring of Housing Agencies and Stakeholders	12,691,000	36,962,000		49,653,000

National Capital Region (NCR)	12,691,000	36,962,000		49,653,000

Central Office	12,691,000	36,962,000		49,653,000
Subdivision Survey of Proclaimed Lands for Socialized Housing		6,991,000		6,991,000

National Capital Region (NCR)		6,991,000		6,991,000

Central Office		6,991,000		6,991,000
Technical Advisory Services for LGUs in Shelter Planning	53,292,000	47,608,000		100,900,000

National Capital Region (NCR)	7,263,000	7,192,000		14,455,000

Central Office		5,720,000		5,720,000
Regional Office - NCR	7,263,000	1,472,000		8,735,000
Region I - Ilocos	3,832,000	1,512,000		5,344,000

Regional Office - I	3,832,000	1,512,000		5,344,000
Cordillera Administrative Region (CAR)	1,146,000	2,127,000		3,273,000

Regional Office - CAR	1,146,000	2,127,000		3,273,000
Region II - Cagayan Valley	4,264,000	1,692,000		5,956,000

Regional Office - II	4,264,000	1,692,000		5,956,000
Region III - Central Luzon	2,785,000	1,272,000		4,057,000

Regional Office - III	2,785,000	1,272,000		4,057,000

1032	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON	4,644,000	3,622,000	8,266,000

Regional Office - IV-A	4,644,000	3,622,000	8,266,000
Region IVB - MIMAROPA	2,785,000	2,002,000	4,787,000

Regional Office - IV-B	2,785,000	2,002,000	4,787,000
Region V - Bicol	3,695,000	2,517,000	6,212,000

Regional Office - V	3,695,000	2,517,000	6,212,000
Region VI - Western Visayas	3,832,000	1,272,000	5,104,000

Regional Office - VI	3,832,000	1,272,000	5,104,000
Region VII - Central Visayas	1,783,000	1,472,000	3,255,000

Regional Office - VII	1,783,000	1,472,000	3,255,000
Region VIII - Eastern Visayas	1,502,000	16,868,000	18,370,000

Regional Office - VIII	1,502,000	16,868,000	18,370,000
Region IX - Zamboanga Peninsula	1,783,000	972,000	2,755,000

Regional Office - IX	1,783,000	972,000	2,755,000
Region X - Northern Mindanao	4,264,000	1,322,000	5,586,000

Regional Office - X	4,264,000	1,322,000	5,586,000
Region XI - Davao	3,182,000	1,522,000	4,704,000

Regional Office - XI	3,182,000	1,522,000	4,704,000
Region XII - SOCCSKSARGEN	2,982,000	1,122,000	4,104,000

Regional Office - XII	2,982,000	1,122,000	4,104,000
Region XIII - Caraga	3,550,000	1,122,000	4,672,000

Regional Office - XIII	3,550,000	1,122,000	4,672,000
National Drive Against Professional Squatters and Squatting Syndicates		4,786,000	4,786,000

National Capital Region (NCR)		4,786,000	4,786,000

Central Office		4,786,000	4,786,000
Formulation/Updating of Standards, Guidelines, Rules and Regulations on Land Use Planning, Zoning/Other Development Control, Housing and Real Estate Development Projects and Homeowners Associations (HOAs)	4,535,000	1,691,000	6,226,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1033

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

National Capital Region (NCR)	4,535,000	1,691,000	6,226,000

Central Office	4,535,000	1,691,000	6,226,000
Integrated Disaster Shelter Assistance Program		550,000,000	550,000,000

National Capital Region (NCR)		550,000,000	550,000,000

Central Office		550,000,000	550,000,000
HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM	96,828,000	104,292,000	201,120,000

Monitoring of Subdivision and Condominium Projects Issued Permits and Licenses and Homeowners Associations Issued Registration Certificates	96,828,000	104,292,000	201,120,000

National Capital Region (NCR)	25,637,000	58,060,000	83,697,000

Central Office	15,844,000	49,948,000	65,792,000
Regional Office - NCR	9,793,000	8,112,000	17,905,000
Region I - Ilocos	3,654,000	1,391,000	5,045,000

Regional Office - I	3,654,000	1,391,000	5,045,000
Cordillera Administrative Region (CAR)	3,858,000	1,353,000	5,211,000

Regional Office - CAR	3,858,000	1,353,000	5,211,000
Region II - Cagayan Valley	4,267,000	1,362,000	5,629,000

Regional Office - II	4,267,000	1,362,000	5,629,000
Region III - Central Luzon	4,950,000	5,135,000	10,085,000

Regional Office - III	4,950,000	5,135,000	10,085,000
Region IVA - CALABARZON	8,944,000	7,018,000	15,962,000

Regional Office - IV-A	8,944,000	7,018,000	15,962,000
Region IVB - MIMAROPA	4,062,000	1,942,000	6,004,000

Regional Office - IV-B	4,062,000	1,942,000	6,004,000
Region V - Bicol	3,487,000	2,307,000	5,794,000

Regional Office - V	3,487,000	2,307,000	5,794,000
Region VI - Western Visayas	4,720,000	2,864,000	7,584,000

Regional Office - VI	4,720,000	2,864,000	7,584,000
Region VII - Central Visayas	6,176,000	3,435,000	9,611,000

Regional Office - VII	6,176,000	3,435,000	9,611,000

1034	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	4,519,000	9,199,000	13,718,000

Regional Office - VIII	4,519,000	9,199,000	13,718,000
Region IX - Zamboanga Peninsula	3,077,000	1,438,000	4,515,000

Regional Office - IX	3,077,000	1,438,000	4,515,000
Region X - Northern Mindanao	4,782,000	2,029,000	6,811,000

Regional Office - X	4,782,000	2,029,000	6,811,000
Region XI - Davao	5,501,000	3,448,000	8,949,000

Regional Office - XI	5,501,000	3,448,000	8,949,000
Region XII - SOCCSKSARGEN	5,336,000	1,896,000	7,232,000

Regional Office - XII	5,336,000	1,896,000	7,232,000
Region XIII - Caraga	3,858,000	1,415,000	5,273,000

Regional Office - XIII	3,858,000	1,415,000	5,273,000
ENVIRONMENTAL, LAND USE AND URBAN PLANNING AND DEVELOPMENT PROGRAM	89,840,000	73,507,000	163,347,000

Provision of Technical Assistance to LGUs in the Preparation/Updating of Comprehensive Land Use Plans and Zoning Ordinances	89,840,000	73,507,000	163,347,000

National Capital Region (NCR)	30,596,000	59,116,000	89,712,000

Central Office	24,602,000	58,562,000	83,164,000
Regional Office - NCR	5,994,000	554,000	6,548,000
Region I - Ilocos	2,177,000	185,000	2,362,000

Regional Office - I	2,177,000	185,000	2,362,000
Cordillera Administrative Region (CAR)	4,928,000	212,000	5,140,000

Regional Office - CAR	4,928,000	212,000	5,140,000
Region II - Cagayan Valley	1,767,000	168,000	1,935,000

Regional Office - II	1,767,000	168,000	1,935,000
Region III - Central Luzon	4,106,000	347,000	4,453,000

Regional Office - III	4,106,000	347,000	4,453,000
Region IVA - CALABARZON	5,768,000	844,000	6,612,000

Regional Office - IV-A	5,768,000	844,000	6,612,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1035

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region IVB - MIMAROPA	2,526,000	266,000	2,792,000

Regional Office - IV-B	2,526,000	266,000	2,792,000
Region V - Bicol	4,317,000	488,000	4,805,000

Regional Office - V	4,317,000	488,000	4,805,000
Region VI - Western Visayas	3,570,000	2,250,000	5,820,000

Regional Office - VI	3,570,000	2,250,000	5,820,000
Region VII - Central Visayas	4,600,000	2,270,000	6,870,000

Regional Office - VII	4,600,000	2,270,000	6,870,000
Region VIII - Eastern Visayas	3,450,000	209,000	3,659,000

Regional Office - VIII	3,450,000	209,000	3,659,000
Region IX - Zamboanga Peninsula	2,670,000	1,855,000	4,525,000

Regional Office - IX	2,670,000	1,855,000	4,525,000
Region X - Northern Mindanao	3,858,000	3,877,000	7,735,000

Regional Office - X	3,858,000	3,877,000	7,735,000
Region XI - Davao	6,262,000	982,000	7,244,000

Regional Office - XI	6,262,000	982,000	7,244,000
Region XII - SOCCSKSARGEN	4,317,000	253,000	4,570,000

Regional Office - XII	4,317,000	253,000	4,570,000
Region XIII - Caraga	4,928,000	185,000	5,113,000

Regional Office - XIII	4,928,000	185,000	5,113,000
HOUSING AND REAL ESTATE DEVELOPMENT REGULATION PROGRAM	103,166,000	26,400,000	129,566,000

Processing Applications for Permits, Licenses, Clearances, Registration Certificates and Other Issuances Pertaining to Development and Sale of Subdivision, Condominium and Other Real Estate Development Projects and Homeowners Associations	103,166,000	26,400,000	129,566,000

National Capital Region (NCR)	25,764,000	6,930,000	32,694,000

Central Office	15,318,000	5,342,000	20,660,000
Regional Office - NCR	10,446,000	1,588,000	12,034,000

1036	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I - Ilocos	4,353,000	411,000	4,764,000

Regional Office - I	4,353,000	411,000	4,764,000
Cordillera Administrative Region (CAR)	2,957,000	463,000	3,420,000

Regional Office - CAR	2,957,000	463,000	3,420,000
Region II - Cagayan Valley	5,481,000	395,000	5,876,000

Regional Office - II	5,481,000	395,000	5,876,000
Region III - Central Luzon	7,615,000	1,056,000	8,671,000

Regional Office - III	7,615,000	1,056,000	8,671,000
Region IVA - CALABARZON	10,199,000	2,117,000	12,316,000

Regional Office - IV-A	10,199,000	2,117,000	12,316,000
Region IVB - MIMAROPA	3,881,000	1,223,000	5,104,000

Regional Office - IV-B	3,881,000	1,223,000	5,104,000
Region V - Bicol	4,988,000	1,068,000	6,056,000

Regional Office - V	4,988,000	1,068,000	6,056,000
Region VI - Western Visayas	6,057,000	1,077,000	7,134,000

Regional Office - VI	6,057,000	1,077,000	7,134,000
Region VII - Central Visayas	4,636,000	1,056,000	5,692,000

Regional Office - VII	4,636,000	1,056,000	5,692,000
Region VIII - Eastern Visayas	5,805,000	3,152,000	8,957,000

Regional Office - VIII	5,805,000	3,152,000	8,957,000
Region IX - Zamboanga Peninsula	2,932,000	328,000	3,260,000

Regional Office - IX	2,932,000	328,000	3,260,000
Region X - Northern Mindanao	4,518,000	519,000	5,037,000

Regional Office - X	4,518,000	519,000	5,037,000
Region XI - Davao	5,337,000	3,455,000	8,792,000

Regional Office - XI	5,337,000	3,455,000	8,792,000
Region XII - SOCCSKSARGEN	4,762,000	2,339,000	7,101,000

Regional Office - XII	4,762,000	2,339,000	7,101,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1037

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region XIII - Caraga		3,881,000		811,000				4,692,000

Regional Office - XIII		3,881,000		811,000				4,692,000

Sub-total, Operations		360,352,000		852,237,000				1,212,589,000

Total, Regular Programs		662,082,000		1,148,747,000		389,531,000		2,200,360,000

PROJECT(S)
Locally-Funded Project(s)
Pambansang Pabahay Para sa Pilipino (4PH) Program				757,818,000				757,818,000

National Capital Region (NCR)				757,818,000				757,818,000

Central Office				757,818,000				757,818,000

Asset Reform Group for the Conduct of Activities Related to Management and Development of Proclaimed Lands Suitable for Housing and Urban Development				20,000,000				20,000,000

National Capital Region (NCR)				20,000,000				20,000,000

Central Office				20,000,000				20,000,000

Sub-total, Locally-Funded Project(s)				777,818,000				777,818,000

Total, Project(s)				777,818,000				777,818,000

TOTAL NEW APPROPRIATIONS	₱	662,082,000	₱	1,926,565,000	₱	389,531,000	₱	2,978,178,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	503,829

Total Permanent Positions	503,829

Other Compensation Common to All
Personnel Economic Relief Allowance	18,792
Representation Allowance	8,676
Transportation Allowance	8,676
Clothing and Uniform Allowance	5,481
Mid-Year Bonus - Civilian	41,995
Year End Bonus	41,995
Cash Gift	3,915

1038	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Productivity Enhancement Incentive	3,915
Step Increment	1,257

Total Other Compensation Common to All	134,702

Other Benefits
Pag-IBIG Contributions	1,883
PhilHealth Contributions	11,927
Employees Compensation Insurance Premiums	937
Loyalty Award - Civilian	310
Terminal Leave	8,494

Total Other Benefits	23,551

Total Personnel Services	662,082

Maintenance and Other Operating Expenses
Travelling Expenses	107,930
Training and Scholarship Expenses	26,199
Supplies and Materials Expenses	82,930
Utility Expenses	40,806
Communication Expenses	47,218
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	12,477
Professional Services	178,503
General Services	41,683
Repairs and Maintenance	8,401
Financial Assistance/Subsidy	1,233,943
Taxes, Insurance Premiums and Other Fees	4,027
Other Maintenance and Operating Expenses
Advertising Expenses	1,900
Printing and Publication Expenses	3,601
Representation Expenses	16,704
Transportation and Delivery Expenses	2,349
Rent/Lease Expenses	32,844
Subscription Expenses	48,295
Other Maintenance and Operating Expenses	36,755

Total Maintenance and Other Operating Expenses	1,926,565

Total Current Operating Expenditures	2,588,647

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	378,490
Transportation Equipment Outlay	11,041

Total Capital Outlays	389,531

TOTAL NEW APPROPRIATIONS	2,978,178

DECEMBER 30, 2024	OFFICIAL GAZETTE	1039

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION

For general administration and support, and operations as indicated hereunder	₱	681,318,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	170,331,000	₱	217,191,000	₱	95,475,000	₱	482,997,000
Operations		154,454,000		43,867,000				198,321,000

HUMAN SETTLEMENTS ADJUDICATION PROGRAM		154,454,000		43,867,000				198,321,000

TOTAL NEW APPROPRIATIONS	₱	324,785,000	₱	261,058,000	₱	95,475,000	₱	681,318,000

Special Provision(s)

1. Reporting and Posting Requirements. The Human Settlements Adjudication Commission (HSAC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) HSAC’s website.

The HSAC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	167,701,000	₱	217,191,000	₱	95,475,000	₱	480,367,000

National Capital Region (NCR)		90,338,000		150,271,000		86,435,000		327,044,000

Central Office		84,099,000		142,916,000		85,095,000		312,110,000
Regional Adjudication Branch - NCR		6,239,000		7,355,000		1,340,000		14,934,000
Region I - Ilocos		5,841,000		3,640,000		490,000		9,971,000

Regional Adjudication Branch - I		5,841,000		3,640,000		490,000		9,971,000

1040	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cordillera Administrative Region (CAR)	5,946,000	4,194,000	490,000	10,630,000

Regional Adjudication Branch - CAR	5,946,000	4,194,000	490,000	10,630,000
Region II - Cagayan Valley	5,073,000	3,695,000	490,000	9,258,000

Regional Adjudication Branch - II	5,073,000	3,695,000	490,000	9,258,000
Region III - Central Luzon	5,863,000	4,208,000	700,000	10,771,000

Regional Adjudication Branch - III	5,863,000	4,208,000	700,000	10,771,000
Region IVA - CALABARZON	4,409,000	9,443,000	1,340,000	15,192,000

Regional Adjudication Branch - IV-A	4,409,000	9,443,000	1,340,000	15,192,000
Region IVB - MIMAROPA	5,411,000	2,962,000	490,000	8,863,000

Regional Adjudication Branch - IV-B	5,411,000	2,962,000	490,000	8,863,000
Region V - Bicol	5,368,000	4,235,000	490,000	10,093,000

Regional Adjudication Branch - V	5,368,000	4,235,000	490,000	10,093,000
Region VI - Western Visayas	4,286,000	3,370,000	700,000	8,356,000

Regional Adjudication Branch - VI	4,286,000	3,370,000	700,000	8,356,000
Region VII - Central Visayas	5,851,000	4,658,000	700,000	11,209,000

Regional Adjudication Branch - VII	5,851,000	4,658,000	700,000	11,209,000
Region VIII - Eastern Visayas	3,886,000	3,279,000	490,000	7,655,000

Regional Adjudication Branch - VIII	3,886,000	3,279,000	490,000	7,655,000
Region IX - Zamboanga Peninsula	4,047,000	4,109,000	490,000	8,646,000

Regional Adjudication Branch - IX	4,047,000	4,109,000	490,000	8,646,000
Region X - Northern Mindanao	5,030,000	5,047,000	490,000	10,567,000

Regional Adjudication Branch - X	5,030,000	5,047,000	490,000	10,567,000
Region XI - Davao	6,121,000	5,508,000	700,000	12,329,000

Regional Adjudication Branch - XI	6,121,000	5,508,000	700,000	12,329,000
Region XII - SOCCSKSARGEN	4,970,000	4,570,000	490,000	10,030,000

Regional Adjudication Branch - XII	4,970,000	4,570,000	490,000	10,030,000
Region XIII - Caraga	5,261,000	4,002,000	490,000	9,753,000

Regional Adjudication Branch - XIII	5,261,000	4,002,000	490,000	9,753,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1041

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Administration of Personnel Benefits	2,630,000			2,630,000

National Capital Region (NCR)	2,630,000			2,630,000

Central Office	2,630,000			2,630,000

Sub-total, General Administration and Support	170,331,000	217,191,000	95,475,000	482,997,000

Operations
HUMAN SETTLEMENTS ADJUDICATION PROGRAM	154,454,000	43,867,000		198,321,000

Conduct of Legal Researches and Related Studies	69,508,000	20,068,000		89,576,000

National Capital Region (NCR)	25,521,000	10,568,000		36,089,000

Central Office	20,389,000	9,743,000		30,132,000
Regional Adjudication Branch - NCR	5,132,000	825,000		5,957,000
Region I - Ilocos	2,925,000	675,000		3,600,000

Regional Adjudication Branch - I	2,925,000	675,000		3,600,000
Cordillera Administrative Region (CAR)	2,925,000	625,000		3,550,000

Regional Adjudication Branch - CAR	2,925,000	625,000		3,550,000
Region II - Cagayan Valley	2,463,000	575,000		3,038,000

Regional Adjudication Branch - II	2,463,000	575,000		3,038,000
Region III - Central Luzon	2,001,000	425,000		2,426,000

Regional Adjudication Branch - III	2,001,000	425,000		2,426,000
Region IVA - CALABARZON	4,632,000	1,075,000		5,707,000

Regional Adjudication Branch - IV-A	4,632,000	1,075,000		5,707,000
Region IVB - MIMAROPA	2,494,000	425,000		2,919,000

Regional Adjudication Branch - IV-B	2,494,000	425,000		2,919,000
Region V - Bicol	2,463,000	575,000		3,038,000

Regional Adjudication Branch - V	2,463,000	575,000		3,038,000
Region VI - Western Visayas	3,092,000	575,000		3,667,000

Regional Adjudication Branch - VI	3,092,000	575,000		3,667,000
Region VII - Central Visayas	3,737,000	675,000		4,412,000

Regional Adjudication Branch - VII	3,737,000	675,000		4,412,000

1042	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	2,925,000	625,000	3,550,000

Regional Adjudication Branch - VIII	2,925,000	625,000	3,550,000
Region IX - Zamboanga Peninsula	2,463,000	725,000	3,188,000

Regional Adjudication Branch - IX	2,463,000	725,000	3,188,000
Region X - Northern Mindanao	2,925,000	600,000	3,525,000

Regional Adjudication Branch - X	2,925,000	600,000	3,525,000
Region XI - Davao	3,092,000	650,000	3,742,000

Regional Adjudication Branch - XI	3,092,000	650,000	3,742,000
Region XII - SOCCSKSARGEN	2,925,000	625,000	3,550,000

Regional Adjudication Branch - XII	2,925,000	625,000	3,550,000
Region XIII - Caraga	2,925,000	650,000	3,575,000

Regional Adjudication Branch - XIII	2,925,000	650,000	3,575,000
Resolution of Cases/Complaints Arising from the Implementation of Laws, Rules and Regulations on Zoning, Subdivision/Condominium Development and Intra and Inter Homeowners Associations Disputes as well as Appealed Cases Pertinent Thereto	84,946,000	23,799,000	108,745,000

National Capital Region (NCR)	16,192,000	11,854,000	28,046,000

Central Office	3,573,000	11,029,000	14,602,000
Regional Adjudication Branch - NCR	12,619,000	825,000	13,444,000
Region I - Ilocos	2,850,000	875,000	3,725,000

Regional Adjudication Branch - I	2,850,000	875,000	3,725,000
Cordillera Administrative Region (CAR)	4,993,000	725,000	5,718,000

Regional Adjudication Branch - CAR	4,993,000	725,000	5,718,000
Region II - Cagayan Valley	4,993,000	775,000	5,768,000

Regional Adjudication Branch - II	4,993,000	775,000	5,768,000
Region III - Central Luzon	1,659,000	675,000	2,334,000

Regional Adjudication Branch - III	1,659,000	675,000	2,334,000
Region IVA - CALABARZON	8,822,000	1,375,000	10,197,000

Regional Adjudication Branch - IV-A	8,822,000	1,375,000	10,197,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1043

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region IVB - MIMAROPA		3,802,000		425,000				4,227,000

Regional Adjudication Branch - IV-B		3,802,000		425,000				4,227,000
Region V - Bicol		4,993,000		725,000				5,718,000

Regional Adjudication Branch - V		4,993,000		725,000				5,718,000
Region VI - Western Visayas		2,850,000		775,000				3,625,000

Regional Adjudication Branch - VI		2,850,000		775,000				3,625,000
Region VII - Central Visayas		3,591,000		775,000				4,366,000

Regional Adjudication Branch - VII		3,591,000		775,000				4,366,000
Region VIII - Eastern Visayas		4,993,000		625,000				5,618,000

Regional Adjudication Branch - VIII		4,993,000		625,000				5,618,000
Region IX - Zamboanga Peninsula		4,993,000		1,025,000				6,018,000

Regional Adjudication Branch - IX		4,993,000		1,025,000				6,018,000
Region X - Northern Mindanao		6,900,000		600,000				7,500,000

Regional Adjudication Branch - X		6,900,000		600,000				7,500,000
Region XI - Davao		8,806,000		950,000				9,756,000

Regional Adjudication Branch - XI		8,806,000		950,000				9,756,000
Region XII - SOCCSKSARGEN		2,850,000		715,000				3,565,000

Regional Adjudication Branch - XII		2,850,000		715,000				3,565,000
Region XIII - Caraga		1,659,000		905,000				2,564,000

Regional Adjudication Branch - XIII		1,659,000		905,000				2,564,000

Sub-total, Operations		154,454,000		43,867,000				198,321,000

TOTAL NEW APPROPRIATIONS	₱	324,785,000	₱	261,058,000	₱	95,475,000	₱	681,318,000

1044	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	242,431

Total Permanent Positions	242,431

Other Compensation Common to All
Personnel Economic Relief Allowance	9,312
Representation Allowance	5,982
Transportation Allowance	5,982
Clothing and Uniform Allowance	2,716
Mid-Year Bonus - Civilian	20,200
Year End Bonus	20,200
Cash Gift	1,940
Productivity Enhancement Incentive	1,940
Step Increment	607

Total Other Compensation Common to All	68,879

Other Benefits
Pag-IBIG Contributions	926
PhilHealth Contributions	5,769
Employees Compensation Insurance Premiums	465
Loyalty Award - Civilian	190
Terminal Leave	2,630

Total Other Benefits	9,980

Non-Permanent Positions	3,495

Total Personnel Services	324,785

Maintenance and Other Operating Expenses
Travelling Expenses	19,224
Training and Scholarship Expenses	20,389
Supplies and Materials Expenses	46,148
Utility Expenses	14,113
Communication Expenses	26,750
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,271
Professional Services	2,100
General Services	34,232
Repairs and Maintenance	10,900
Taxes, Insurance Premiums and Other Fees	10,245
Other Maintenance and Operating Expenses
Advertising Expenses	9,000
Printing and Publication Expenses	1,185
Representation Expenses	2,165
Transportation and Delivery Expenses	2,437
Rent/Lease Expenses	21,044
Membership Dues and Contributions to Organizations	40
Subscription Expenses	26,407
Donations	20
Bank Transaction Fee	10
Other Maintenance and Operating Expenses	11,378

Total Maintenance and Other Operating Expenses	261,058

DECEMBER 30, 2024	OFFICIAL GAZETTE	1045

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Total Current Operating Expenditures	585,843

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	95,475

Total Capital Outlays	95,475

TOTAL NEW APPROPRIATIONS	681,318

1046	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	662,082,000	₱	1,926,565,000	₱	389,531,000	₱	2,978,178,000
B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION		324,785,000		261,058,000		95,475,000		681,318,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	₱	986,867,000	₱	2,187,623,000	₱	485,006,000	₱	3,659,496,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1047
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	10,270,579,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	358,246,000	₱	761,902,000	₱		₱	1,120,148,000
Support to Operations		23,039,000		538,754,000		94,250,000		656,043,000
Operations		404,248,000		3,024,900,000		391,140,000		3,820,288,000

ICT GOVERNANCE PROGRAM		60,993,000		1,019,803,000		15,000,000		1,095,796,000
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM		81,815,000		1,676,666,000		256,140,000		2,014,621,000
ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM		261,440,000		328,431,000		120,000,000		709,871,000

Total, Regular Programs		785,533,000		4,325,556,000		485,390,000		5,596,479,000

B. PROJECTS
Locally-Funded Project(s)				3,152,490,000		1,521,610,000		4,674,100,000

Total, Project(s)				3,152,490,000		1,521,610,000		4,674,100,000

TOTAL NEW APPROPRIATIONS	₱	785,533,000	₱	7,478,046,000	₱	2,007,000,000	₱	10,270,579,000

Special Provision(s)

1. Free Public Internet Access Fund. In addition to the amounts appropriated herein, Seven Billion Five Hundred Million Pesos (₱7,500,000,000) shall be used to provide financing for the implementation of the Free Public Internet Access Program (FPIAP), including Information and Communications Technology (ICT) infrastructure such as backbone, middle mile and last mile ICT infrastructure, construction of towers, data centers, assets and services, as may be determined by the Department of Information and Communications Technology (DICT), sourced from the Spectrum Users Fees (SUF) collected by the National Telecommunications Commission, constituted into the Free Public Internet Access Fund under the management of the DICT in accordance with Section 17 of R.A. No. 10929.

The General Administration and Support Services in the implementation of the FPIAP shall not exceed three percent (3%) of the total financing sourced from the SUF.

Implementation of this provision shall be subject to judicious programming based on actual collections and utilization of funds.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Additional Priority Sites for the Free Access Wi-Fi Program. The DICT shall include public schools in geographically isolated and disadvantaged areas (GIDAs) and rural marginalized areas, and DHSUD-identified resettlement sites among its priority sites for its Free Public Wi-Fi Program.

3. Reporting and Posting Requirements. The DICT shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DICT’s website.

1048	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

The DICT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/ Activities/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	340,789,000	₱	759,753,000	₱		₱	1,100,542,000

National Capital Region (NCR)		340,789,000		759,753,000				1,100,542,000

Central Office		340,789,000		759,753,000				1,100,542,000
Organization and Human Resource Management and Development		10,596,000		2,149,000				12,745,000

National Capital Region (NCR)		10,596,000		2,149,000				12,745,000

Central Office		10,596,000		2,149,000				12,745,000
Administration of Personnel Benefits		6,861,000						6,861,000

National Capital Region (NCR)		6,861,000						6,861,000

Central Office		6,861,000						6,861,000

Sub-total, General Administration and Support		358,246,000		761,902,000				1,120,148,000

Support to Operations
Internal Support Management Program		12,415,000		8,219,000				20,634,000

National Capital Region (NCR)		12,415,000		8,219,000				20,634,000

Central Office		12,415,000		8,219,000				20,634,000
Internal Systems and Standards Development and Management Program		10,624,000		530,535,000		94,250,000		635,409,000

National Capital Region (NCR)		10,624,000		530,535,000		94,250,000		635,409,000

Central Office		10,624,000		530,535,000		94,250,000		635,409,000

Sub-total, Support to Operations		23,039,000		538,754,000		94,250,000		656,043,000

Operations
ICT GOVERNANCE PROGRAM		60,993,000		1,019,803,000		15,000,000		1,095,796,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1049
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

ICT Plans Development and Management	24,863,000	2,162,000		27,025,000

National Capital Region (NCR)	24,863,000	2,162,000		27,025,000

Central Office	24,863,000	2,162,000		27,025,000
ICT and Cybersecurity Policies Development and Management	36,130,000	1,017,641,000	15,000,000	1,068,771,000

National Capital Region (NCR)	36,130,000	1,017,641,000	15,000,000	1,068,771,000

Central Office	36,130,000	1,017,641,000	15,000,000	1,068,771,000
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM	81,815,000	1,676,666,000	256,140,000	2,014,621,000

INNOVATION AND DEVELOPMENT SUB-PROGRAM	36,967,000	1,483,380,000	250,500,000	1,770,847,000

ICT Systems and Infostructure Development	36,967,000	1,483,380,000	250,500,000	1,770,847,000

National Capital Region (NCR)	36,967,000	1,483,380,000	250,500,000	1,770,847,000

Central Office	36,967,000	1,483,380,000	250,500,000	1,770,847,000
IMPLEMENTATION MANAGEMENT AND OPERATIONS SUB-PROGRAM	44,848,000	193,286,000	5,640,000	243,774,000

ICT Systems and Infostructure Management and Services	44,848,000	193,286,000	5,640,000	243,774,000

National Capital Region (NCR)	44,848,000	193,286,000	5,640,000	243,774,000

Central Office	44,848,000	193,286,000	5,640,000	243,774,000
ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM	261,440,000	328,431,000	120,000,000	709,871,000

ICT Literacy Development and Management	17,280,000	189,890,000	120,000,000	327,170,000

National Capital Region (NCR)	17,280,000	189,890,000	120,000,000	327,170,000

Central Office	17,280,000	189,890,000	120,000,000	327,170,000
ICT Industry and Countryside Development	244,160,000	138,541,000		382,701,000

National Capital Region (NCR)	244,160,000	138,541,000		382,701,000

Central Office	244,160,000	138,541,000		382,701,000

Sub-total, Operations	404,248,000	3,024,900,000	391,140,000	3,820,288,000

Total, Regular Programs	785,533,000	4,325,556,000	485,390,000	5,596,479,000

PROJECT(S)
Locally-Funded Project(s)
National ICT Household Survey		34,218,000		34,218,000

1050	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)	34,218,000		34,218,000

Central Office	34,218,000		34,218,000
National Government Data Center Infrastructure	528,761,000	21,239,000	550,000,000

National Capital Region (NCR)	528,761,000	21,239,000	550,000,000

Central Office	528,761,000	21,239,000	550,000,000
National Broadband Plan	499,629,000	250,371,000	750,000,000

National Capital Region (NCR)	499,629,000	250,371,000	750,000,000

Central Office	499,629,000	250,371,000	750,000,000
National Government Portal	302,862,000		302,862,000

National Capital Region (NCR)	302,862,000		302,862,000

Central Office	302,862,000		302,862,000
Development of ICT Operations Support Center for DICT Northern Luzon		1,000,000,000	1,000,000,000

National Capital Region (NCR)		1,000,000,000	1,000,000,000

Central Office		1,000,000,000	1,000,000,000
e-Government Systems Development (eGovSD) - Maintenance, Security and Integration of the Current Digital Platforms	750,000,000	250,000,000	1,000,000,000

National Capital Region (NCR)	750,000,000	250,000,000	1,000,000,000

Central Office	750,000,000	250,000,000	1,000,000,000
Digital National ID and National ID eVerify	500,000,000		500,000,000

National Capital Region (NCR)	500,000,000		500,000,000

Central Office	500,000,000		500,000,000
Free Wi-Fi for All - Region V	250,000,000		250,000,000

National Capital Region (NCR)	250,000,000		250,000,000

Central Office	250,000,000		250,000,000
Operation and Maintenance of the Free Internet Wi-Fi Connectivity in Region VIII	202,020,000		202,020,000

National Capital Region (NCR)	202,020,000		202,020,000

Central Office	202,020,000		202,020,000
Ilocos Norte Free Public Internet Access Program	35,000,000		35,000,000

National Capital Region (NCR)	35,000,000		35,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1051
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Central Office				35,000,000				35,000,000
Digital Health Solutions System, City of Sto. Tomas, Batangas				50,000,000				50,000,000

National Capital Region (NCR)				50,000,000				50,000,000

Central Office				50,000,000				50,000,000

Total, Locally-Funded Project(s)				3,152,490,000		1,521,610,000		4,674,100,000

Total, Project(s)				3,152,490,000		1,521,610,000		4,674,100,000

TOTAL NEW APPROPRIATIONS	₱	785,533,000	₱	7,478,046,000	₱	2,007,000,000	₱	10,270,579,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	520,450

Total Permanent Positions	520,450

Other Compensation Common to All
Personnel Economic Relief Allowance	23,328
Representation Allowance	8,772
Transportation Allowance	8,772
Clothing and Uniform Allowance	6,804
Mid-Year Bonus - Civilian	43,372
Year End Bonus	43,372
Cash Gift	4,860
Productivity Enhancement Incentive	4,860
Step Increment	1,301

Total Other Compensation Common to All	145,441

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	95,232

Total Other Compensation for Specific Groups	95,232

Other Benefits
PAG-IBIG Contributions	2,333
PhilHealth Contributions	12,264
Employees Compensation Insurance Premiums	1,167
Terminal Leave	6,861

Total Other Benefits	22,625

1052	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Non-Permanent Positions	1,785

Total Personnel Services	785,533

Maintenance and Other Operating Expenses
Travelling Expenses	79,440
Training and Scholarship Expenses	207,684
Supplies and Materials Expenses	87,542
Utility Expenses	107,473
Communication Expenses	125,525
Survey, Research, Exploration and Development Expenses	21,217
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	50,000
Extraordinary and Miscellaneous Expenses	4,388
Professional Services	1,929,977
General Services	367,351
Repairs and Maintenance	232,186
Taxes, Insurance Premiums and Other Fees	9,521
Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	1,536
Representation Expenses	10,772
Transportation and Delivery Expenses	100
Rent/Lease Expenses	525,253
Subscription Expenses	2,571,584
Other Maintenance and Operating Expenses	1,146,347

Total Maintenance and Other Operating Expenses	7,478,046

Total Current Operating Expenditures	8,263,579

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	11,425
Machinery and Equipment Outlay	1,912,075
Transportation Equipment Outlay	83,500

Total Capital Outlays	2,007,000

TOTAL NEW APPROPRIATIONS	10,270,579

B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,309,656,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1053
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	54,358,000	₱	147,814,000	₱		₱	202,172,000
Operations				328,201,000		29,283,000		357,484,000

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM				328,201,000		29,283,000		357,484,000

Total, Regular Programs		54,358,000		476,015,000		29,283,000		559,656,000

B. PROJECTS
Locally-Funded Project(s)						750,000,000		750,000,000

Total, Project(s)						750,000,000		750,000,000

TOTAL NEW APPROPRIATIONS	₱	54,358,000	₱	476,015,000	₱	779,283,000	₱	1,309,656,00

Special Provision(s)

1. Reporting and Posting Requirements. The Cybercrime Investigation and Coordination Center (CICC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) CICC’s website.

The CICC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,148,000	₱	147,814,000	₱		₱	201,962,000
Administration of Personnel Benefits		210,000						210,000

Sub-total, General Administration and Support		54,358,000		147,814,000				202,172,000

Operations
CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM				328,201,000		29,283,000		357,484,000

Formulation, Coordination, and Monitoring of Cybercrime Plans and Policies				328,201,000		29,283,000		357,484,000

Sub-total, Operations				328,201,000		29,283,000		357,484,000

Total, Regular Programs		54,358,000		476,015,000		29,283,000		559,656,000

1054	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
National Cybercrime Resilience Command Center						750,000,000		750,000,000

Total, Locally-Funded Project(s)						750,000,000		750,000,000

Total, Project(s)						750,000,000		750,000,000

TOTAL NEW APPROPRIATIONS	₱	54,358,000	₱	476,015,000	₱	779,283,000	₱	1,309,656,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	41,354

Total Permanent Positions	41,354

Other Compensation Common to All
Personnel Economic Relief Allowance	1,296
Representation Allowance	1,224
Transportation Allowance	1,224
Clothing and Uniform Allowance	378
Mid-Year Bonus - Civilian	3,446
Year End Bonus	3,446
Cash Gift	270
Productivity Enhancement Incentive	270
Step Increment	103

Total Other Compensation Common to All	11,657

Other Benefits
PAG-IBIG Contributions	130
PhilHealth Contributions	942
Employees Compensation Insurance Premiums	65
Terminal Leave	210

Total Other Benefits	1,347

Total Personnel Services	54,358

Maintenance and Other Operating Expenses
Travelling Expenses	16,000
Training and Scholarship Expenses	23,380
Supplies and Materials Expenses	22,800
Utility Expenses	5,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1055
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Communication Expenses	2,604
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	600
Professional Services	139,600
Repairs and Maintenance	2,900
Taxes, Insurance Premiums and Other Fees	300
Other Maintenance and Operating Expenses
Printing and Publication Expenses	54
Representation Expenses	2,500
Transportation and Delivery Expenses	150
Rent/Lease Expenses	55,700
Subscription Expenses	139,400
Other Maintenance and Operating Expenses	65,027

Total Maintenance and Other Operating Expenses	476,015

Total Current Operating Expenditures	530,373

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	750,000
Machinery and Equipment Outlay	29,283

Total Capital Outlays	779,283

TOTAL NEW APPROPRIATIONS	1,309,656

C. NATIONAL PRIVACY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	362,511,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	79,273,000	₱	91,433,000	₱		₱	170,706,000
Operations		42,014,000		146,460,000		3,331,000		191,805,000

REGULATORY AND ENFORCEMENT PROGRAM		42,014,000		146,460,000		3,331,000		191,805,000

TOTAL NEW APPROPRIATIONS	₱	121,287,000	₱	237,893,000	₱	3,331,000	₱	362,511,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Privacy Commission (NPC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NPC’s website.

The NPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1056	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	79,273,000	₱	91,433,000	₱		₱	170,706,000

Sub-total, General Administration and Support		79,273,000		91,433,000				170,706,000

Operations
REGULATORY AND ENFORCEMENT PROGRAM		42,014,000		146,460,000		3,331,000		191,805,000

Regulation and Enforcement of Privacy and Data
Security in Information and Communication Systems		42,014,000		146,460,000		3,331,000		191,805,000

Sub-total, Operations		42,014,000		146,460,000		3,331,000		191,805,000

TOTAL NEW APPROPRIATIONS	₱	121,287,000	₱	237,893,000	₱	3,331,000	₱	362,511,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	77,289

Total Permanent Positions	77,289

Other Compensation Common to All
Personnel Economic Relief Allowance	2,472
Representation Allowance	1,890
Transportation Allowance	1,890
Clothing and Uniform Allowance	721
Mid-Year Bonus - Civilian	6,441
Year End Bonus	6,441
Cash Gift	515
Productivity Enhancement Incentive	515
Step Increment	193

Total Other Compensation Common to All	21,078

DECEMBER 30, 2024	OFFICIAL GAZETTE	1057
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	20,804

Total Other Compensation for Specific Groups	20,804

Other Benefits
PAG-IBIG Contributions	247
PhilHealth Contributions	1,745
Employees Compensation Insurance Premiums	124

Total Other Benefits	2,116

Total Personnel Services	121,287

Maintenance and Other Operating Expenses
Travelling Expenses	16,726
Training and Scholarship Expenses	33,852
Supplies and Materials Expenses	8,780
Utility Expenses	9,100
Communication Expenses	5,106
Awards/Rewards and Prizes	600
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,443
Professional Services	81,298
General Services	7,221
Repairs and Maintenance	1,960
Taxes, Insurance Premiums and Other Fees	1,500
Other Maintenance and Operating Expenses
Printing and Publication Expenses	738
Representation Expenses	1,994
Transportation and Delivery Expenses	360
Rent/Lease Expenses	30,070
Membership Dues and Contributions to Organizations	470
Subscription Expenses	35,903
Other Maintenance and Operating Expenses	772

Total Maintenance and Other Operating Expenses	237,893

Total Current Operating Expenditures	359,180

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,331

Total Capital Outlays	3,331

TOTAL NEW APPROPRIATIONS	362,511

D. NATIONAL TELECOMMUNICATIONS COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	553,030,000

1058	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	66,018,000	₱	86,467,000	₱		₱	152,485,000
Operations		224,989,000		167,043,000		8,513,000		400,545,000

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM		224,989,000		167,043,000		8,513,000		400,545,000

TOTAL NEW APPROPRIATIONS	₱	291,007,000	₱	253,510,000	₱	8,513,000	₱	553,030,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Telecommunications Commission (NTC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NTC’s website.

The NTC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	57,112,000	₱	86,467,000	₱	₱	143,579,000

National Capital Region (NCR)		57,112,000		86,467,000			143,579,000

Central Office		57,112,000		86,467,000			143,579,000
Administration of Personnel Benefits		8,906,000					8,906,000

National Capital Region (NCR)		8,906,000					8,906,000

Central Office		8,906,000					8,906,000

Sub-total, General Administration and Support		66,018,000		86,467,000			152,485,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1059
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Operations
RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM	224,989,000	167,043,000	8,513,000	400,545,000

Regulation of Radio Communications, Broadcast, and Telecommunications Facilities	201,471,000	151,253,000	8,513,000	361,237,000

National Capital Region (NCR)	29,004,000	41,486,000		70,490,000

Central Office	19,837,000	25,271,000		45,108,000
Regional Office - NCR	9,167,000	16,215,000		25,382,000
Region I - Ilocos	11,928,000	7,580,000	500,000	20,008,000

Regional Office - I	11,928,000	7,580,000	500,000	20,008,000
Cordillera Administrative Region (CAR)	12,222,000	10,673,000		22,895,000

Regional Office - CAR	12,222,000	10,673,000		22,895,000
Region II - Cagayan Valley	13,922,000	6,157,000		20,079,000

Regional Office - II	13,922,000	6,157,000		20,079,000
Region III - Central Luzon	14,246,000	7,200,000		21,446,000

Regional Office - III	14,246,000	7,200,000		21,446,000
Region IVA - CALABARZON	12,742,000	7,250,000	2,700,000	22,692,000

Regional Office - IVA	12,742,000	7,250,000	2,700,000	22,692,000
Region IVB - MIMAROPA	8,482,000	6,893,000		15,375,000

Regional Office - IVB	8,482,000	6,893,000		15,375,000
Region V - Bicol	12,382,000	6,445,000		18,827,000

Regional Office - V	12,382,000	6,445,000		18,827,000
Region VI - Western Visayas	10,315,000	7,040,000		17,355,000

Regional Office - VI	10,315,000	7,040,000		17,355,000
Region VII - Central Visayas	11,623,000	6,574,000		18,197,000

Regional Office - VII	11,623,000	6,574,000		18,197,000
Region VIII - Eastern Visayas	11,222,000	6,640,000		17,862,000

Regional Office - VIII	11,222,000	6,640,000		17,862,000
Region IX - Zamboanga Peninsula	10,299,000	7,250,000		17,549,000

1060	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Regional Office - IX		10,299,000		7,250,000				17,549,000
Region X - Northern Mindanao		12,295,000		10,194,000		2,613,000		25,102,000

Regional Office - X		12,295,000		10,194,000		2,613,000		25,102,000
Region XI - Davao		9,258,000		6,370,000		2,700,000		18,328,000

Regional Office - XI		9,258,000		6,370,000		2,700,000		18,328,000
Region XII - SOCCSKSARGEN		9,230,000		6,900,000				16,130,000

Regional Office - XII		9,230,000		6,900,000				16,130,000
Region XIII - Caraga		12,301,000		6,601,000				18,902,000

Regional Office - XIII		12,301,000		6,601,000				18,902,000
Adjudication of Cases and Applications for Certificates of Public Convenience and Necessity (CPCN) for Telecom Service Providers and Certificates of Public
Convenience (CPC) and Broadcast Service Providers		23,518,000		15,790,000				39,308,000

National Capital Region (NCR)		23,518,000		15,790,000				39,308,000

Central Office		23,518,000		15,790,000				39,308,000

Sub-total, Operations		224,989,000		167,043,000		8,513,000		400,545,000

TOTAL NEW APPROPRIATIONS	₱	291,007,000	₱	253,510,000	₱	8,513,000	₱	553,030,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	210,808

Total Permanent Positions	210,808

Other Compensation Common to All
Personnel Economic Relief Allowance	10,704
Representation Allowance	5,310
Transportation Allowance	5,310
Clothing and Uniform Allowance	3,122
Mid-Year Bonus - Civilian	17,569
Year End Bonus	17,569
Cash Gift	2,230
Productivity Enhancement Incentive	2,230
Step Increment	527

DECEMBER 30, 2024	OFFICIAL GAZETTE	1061
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Total Other Compensation Common to All	64,571

Other Benefits
PAG-IBIG Contributions	1,072
PhilHealth Contributions	5,115
Employees Compensation Insurance Premiums	535
Terminal Leave	8,906

Total Other Benefits	15,628

Total Personnel Services	291,007

Maintenance and Other Operating Expenses
Travelling Expenses	36,102
Training and Scholarship Expenses	13,428
Supplies and Materials Expenses	41,444
Utility Expenses	27,404
Communication Expenses	10,117
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,908
Professional Services	4,634
General Services	67,168
Repairs and Maintenance	17,492
Taxes, Insurance Premiums and Other Fees	15,622
Other Maintenance and Operating Expenses
Advertising Expenses	100
Representation Expenses	4,580
Rent/Lease Expenses	2,359
Membership Dues and Contributions to Organizations	160
Subscription Expenses	8,643
Other Maintenance and Operating Expenses	1,349

Total Maintenance and Other Operating Expenses	253,510

Total Current Operating Expenditures	544,517

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,513

Total Capital Outlays	8,513

TOTAL NEW APPROPRIATIONS	553,030

1062	OFFICIAL GAZETTE	VOL. 120, No. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	785,533,000	₱	7,478,046,000	₱	2,007,000,000	₱	10,270,579,000
B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER		54,358,000		476,015,000		779,283,000		1,309,656,000
C. NATIONAL PRIVACY COMMISSION		121,287,000		237,893,000		3,331,000		362,511,000
D. NATIONAL TELECOMMUNICATIONS COMMISSION		291,007,000		253,510,000		8,513,000		553,030,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	₱	1,252,185,000	₱	8,445,464,000	₱	2,798,127,000	₱	12,495,776,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1063
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	8,094,506,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	276,062,000	₱	320,395,000	₱	138,449,000	₱	734,906,000
Support to Operations		122,946,000		633,732,000				756,678,000
Operations		3,542,504,000		1,658,594,000		200,626,000		5,401,724,000

LOCAL GOVERNMENT EMPOWERMENT PROGRAM		3,542,504,000		584,108,000		200,626,000		4,327,238,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM				1,074,486,000				1,074,486,000

Total, Regular Programs		3,941,512,000		2,612,721,000		339,075,000		6,893,308,000

B. PROJECT(S)
Locally-Funded Project(s)		37,712,000		1,100,075,000		63,411,000		1,201,198,000

Total, Project(s)		37,712,000		1,100,075,000		63,411,000		1,201,198,000

TOTAL NEW APPROPRIATIONS	₱	3,979,224,000	₱	3,712,796,000	₱	402,486,000	₱	8,094,506,000

Special Provision(s)

1. Support for the Local Governance Program. The amount of One Hundred Eighty Eight Million Three Hundred Seven Thousand Pesos (₱188,307,000) appropriated herein for the Support for the Local Governance Program shall be used by the DILG to support the Local Development Councils to enable them to perform their functions under Title VI, Chapter V, Book I of R.A. No. 7160, particularly in the development of a comprehensive multi-sectoral development plan, and to ensure that all local development investment programs are aligned with the Philippine Development Plan 2023-2028.

2. Seal of Good Local Governance Incentive Fund. The amount of One Billion Seventy Four Million Four Hundred Eighty Six Thousand Pesos (₱1,074,486,000) appropriated herein for the Seal of Good Local Governance Incentive Fund shall support the implementation of R.A. No. 11292 and shall be utilized to pay out the financial incentive granted to qualified LGUs under the Local Governance Performance Management Program. The incentive granted shall be used for local development priority projects or reforms that will help enhance transparency and accountability in all local government transactions, intensify the preparedness of LGUs against disasters to strengthen resiliency, cultivate the welfare of vulnerable sectors, ensure the delivery of quality health services, support the vision of quality education for all, promote peace and order, safeguard and preserve the integrity of the environment, boost economic development, foster the value of sustainable tourism and nurture culture and heritage, and stimulate meaningful participation in local governance.

3. Monitoring and Evaluation of Assistance to Local Government Units. The amount of Five Hundred Forty Seven Million Five Hundred Thousand Pesos (₱547,500,000) appropriated herein shall be used by the DILG in the monitoring and evaluation of the projects covered by the Local Government Support Fund.

4. Disaster Preparedness Activities. The DILG, in the exercise of its supervisory power, shall ensure that LGUs establish and maintain an efficient and effective impact-based early warning system with standard operating procedures for evacuation tested through drills and simulation exercises to enable communities threatened by typhoon, flood, storm surge, tsunami, and other impending hazards or weather-related phenomena that may cause loss of life, injury or other health impacts, property damage, loss of livelihood and services, to respond in a timely manner and reduce the likelihood of harm or loss and damage.

1064	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

5. Prohibition Against New Illegal Structures. The DILG shall ensure that municipal or city government units and barangays shall prevent the construction of any kind of illegal dwelling unit or structure within their respective localities.

The head of any LGU concerned who allows, abets or otherwise tolerates the construction of any structure in violation of this Section shall be liable to administrative sanctions under existing laws and to penal sanctions provided for under R.A. No. 7279.

6. Containment of the Cleared Areas. The concerned LGUs shall be responsible for preventing the construction of any kind of structures or illegal dwelling units in the areas that have been cleared and shall ensure that the vacated areas are not re-occupied. In case of waterways that have been cleared, it shall maintain at least three (3) meters clearance from the riverbanks. No permit for residential or other purposes shall be issued for the site by any government agency or instrumentality. The concerned LGUs, through the National Prosecution Service of the DOJ, shall also exercise their power to prosecute professional squatters or members of a squatting syndicate and any individual or group who will occupy or cause other persons to occupy the cleared areas. LGU officials who failed to implement this provision shall be held liable under existing laws.

7. Reporting and Posting Requirements. The DILG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DILG’s website.

The DILG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	250,524,000	₱	320,395,000	₱	138,449,000	₱	709,368,000

National Capital Region (NCR)		250,524,000		320,395,000		138,449,000		709,368,000

Central Office		250,524,000		320,395,000		138,449,000		709,368,000
Administration of Personnel Benefits		25,538,000						25,538,000

National Capital Region (NCR)		25,538,000						25,538,000

Central Office		25,538,000						25,538,000

Sub-total, General Administration and Support		276,062,000		320,395,000		138,449,000		734,906,000

Support to Operations
Development of Policies, Programs, and Standards for Local Government Capacity Development and Performance Oversight		122,946,000		86,232,000				209,178,000

National Capital Region (NCR)		122,946,000		86,232,000				209,178,000

Central Office		122,946,000		86,232,000				209,178,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1065
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Monitoring and Evaluation of Assistance to LGUs		547,500,000		547,500,000

National Capital Region (NCR)		547,500,000		547,500,000

Central Office		547,500,000		547,500,000

Sub-total, Support to Operations	122,946,000	633,732,000		756,678,000

Operations
LOCAL GOVERNMENT EMPOWERMENT PROGRAM	3,542,504,000	584,108,000	200,626,000	4,327,238,000

Supervision and Development of Local Governments	3,542,504,000	471,188,000	200,626,000	4,214,318,000

National Capital Region (NCR)	150,840,000	29,039,000		179,879,000

Regional Office - NCR	150,840,000	29,039,000		179,879,000
Region I - Ilocos	243,530,000	28,178,000		271,708,000

Regional Office - I	243,530,000	28,178,000		271,708,000
Cordillera Administrative Region (CAR)	192,222,000	26,260,000	1,959,000	220,441,000

Regional Office - CAR	192,222,000	26,260,000	1,959,000	220,441,000
Region II - Cagayan Valley	217,216,000	27,554,000		244,770,000

Regional Office - II	217,216,000	27,554,000		244,770,000
Region III - Central Luzon	286,002,000	28,543,000		314,545,000

Regional Office - III	286,002,000	28,543,000		314,545,000
Region IVA - CALABARZON	304,852,000	31,490,000	3,000,000	339,342,000

Regional Office - IVA	304,852,000	31,490,000	3,000,000	339,342,000
Region IVB - MIMAROPA	170,331,000	29,120,000		199,451,000

Regional Office - IVB	170,331,000	29,120,000		199,451,000
Region V - Bicol	261,618,000	27,806,000		289,424,000

Regional Office - V	261,618,000	27,806,000		289,424,000
Region VI - Western Visayas	313,839,000	28,603,000	23,682,000	366,124,000

Regional Office - VI	313,839,000	28,603,000	23,682,000	366,124,000
Region VII - Central Visayas	273,661,000	28,431,000		302,092,000

Regional Office - VII	273,661,000	28,431,000		302,092,000
Region VIII - Eastern Visayas	304,735,000	45,194,000	88,500,000	438,429,000

Regional Office - VIII	304,735,000	45,194,000	88,500,000	438,429,000

1066	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IX - Zamboanga Peninsula	154,402,000	28,518,000		182,920,000

Regional Office - IX	154,402,000	28,518,000		182,920,000
Region X - Northern Mindanao	219,067,000	30,626,000	63,485,000	313,178,000

Regional Office - X	219,067,000	30,626,000	63,485,000	313,178,000
Region XI - Davao	132,766,000	26,922,000	20,000,000	179,688,000

Regional Office - XI	132,766,000	26,922,000	20,000,000	179,688,000
Region XII - SOCCSKSARGEN	140,738,000	29,060,000		169,798,000

Regional Office - XII	140,738,000	29,060,000		169,798,000
Region XIII - Caraga	176,685,000	25,844,000		202,529,000

Regional Office - XIII	176,685,000	25,844,000		202,529,000
Strengthening of Peace and Orders Councils (POCs)		112,920,000		112,920,000

National Capital Region (NCR)		105,572,000		105,572,000

Central Office		104,961,000		104,961,000
Regional Office - NCR		611,000		611,000
Region I - Ilocos		470,000		470,000

Regional Office - I		470,000		470,000
Cordillera Administrative Region (CAR)		351,000		351,000

Regional Office - CAR		351,000		351,000
Region II - Cagayan Valley		421,000		421,000

Regional Office - II		421,000		421,000
Region III - Central Luzon		567,000		567,000

Regional Office - III		567,000		567,000
Region IVA - CALABARZON		336,000		336,000

Regional Office - IVA		336,000		336,000
Region IVB - MIMAROPA		330,000		330,000

Regional Office - IVB		330,000		330,000
Region V - Bicol		352,000		352,000

Regional Office - V		352,000		352,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1067
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region VI - Western Visayas		553,000		553,000

Regional Office - VI		553,000		553,000
Region VII - Central Visayas		565,000		565,000

Regional Office - VII		565,000		565,000
Region VIII - Eastern Visayas		577,000		577,000

Regional Office - VIII		577,000		577,000
Region IX - Zamboanga Peninsula		376,000		376,000

Regional Office - IX		376,000		376,000
Region X - Northern Mindanao		524,000		524,000

Regional Office - X		524,000		524,000
Region XI - Davao		583,000		583,000

Regional Office - XI		583,000		583,000
Region XII - SOCCSKSARGEN		985,000		985,000

Regional Office - XII		985,000		985,000
Region XIII - Caraga		358,000		358,000

Regional Office - XIII		358,000		358,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM		1,074,486,000		1,074,486,000

Local Governance Performance Management Program - Seal of Good Local Governance Incentive Fund (SGLG Fund)		1,074,486,000		1,074,486,000

National Capital Region (NCR)		1,074,486,000		1,074,486,000

Central Office		1,074,486,000		1,074,486,000

Sub-total, Operations	3,542,504,000	1,658,594,000	200,626,000	5,401,724,000

Total, Regular Programs	3,941,512,000	2,612,721,000	339,075,000	6,893,308,000

PROJECTS
Locally-Funded Project(s)
Support for Local Governance Program	15,261,000	188,307,000		203,568,000

National Capital Region (NCR)	15,261,000	188,307,000		203,568,000

Central Office	15,261,000	188,307,000		203,568,000
Civil Society Organization/Peoples Participation Partnership Program		16,589,000		16,589,000

1068	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)		16,589,000		16,589,000

Central Office		16,589,000		16,589,000
Improve LGU Competitiveness and Ease of Doing Business		32,877,000		32,877,000

National Capital Region (NCR)		32,877,000		32,877,000

Central Office		32,877,000		32,877,000
911 Emergency Services	22,451,000	4,140,000		26,591,000

National Capital Region (NCR)	22,451,000	4,140,000		26,591,000

Central Office	22,451,000	4,140,000		26,591,000
LAN, WAN and IP Telephony Expansion		83,553,000	45,645,000	129,198,000

National Capital Region (NCR)		83,553,000	45,645,000	129,198,000

Central Office		83,553,000	45,645,000	129,198,000
Enhanced Comprehensive Local Integration Program (E-CLIP)		226,390,000		226,390,000

National Capital Region (NCR)		226,390,000		226,390,000

Central Office		226,390,000		226,390,000
Barangay Tanod Skills Enhancement		1,890,000		1,890,000

National Capital Region (NCR)		1,890,000		1,890,000

Central Office		1,890,000		1,890,000
Philippine Anti-Illegal Drugs Strategy (PADS)		100,000,000		100,000,000

National Capital Region (NCR)		100,000,000		100,000,000

Central Office		100,000,000		100,000,000
Preventing and Countering Violent Extremism and Insurgency (PCVEI)		25,000,000		25,000,000

National Capital Region (NCR)		25,000,000		25,000,000

Central Office		25,000,000		25,000,000
LGU Information Management Program		167,567,000	17,766,000	185,333,000

National Capital Region (NCR)		167,567,000	17,766,000	185,333,000

Central Office		167,567,000	17,766,000	185,333,000
Strengthened LGU Database for Evidence-Based Planning: Support to Community-Based Monitoring System		50,400,000		50,400,000

National Capital Region (NCR)		50,400,000		50,400,000

Central Office		50,400,000		50,400,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1069
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Communities for Peace (C4PEACE) Program				85,440,000				85,440,000

National Capital Region (NCR)				85,440,000				85,440,000

Central Office				85,440,000				85,440,000
Decentralization and Local Governance Reform Advocacy Program				30,000,000				30,000,000

National Capital Region (NCR)				30,000,000				30,000,000

Central Office				30,000,000				30,000,000
Protecting the Rights of Women and Children (PRO-Women and Children)				3,235,000				3,235,000

National Capital Region (NCR)				3,235,000				3,235,000

Central Office				3,235,000				3,235,000
Lupong Tagapamayapa Incentives Awards				20,417,000				20,417,000

National Capital Region (NCR)				20,417,000				20,417,000

Central Office				20,417,000				20,417,000
Manila Bay Clean-Up				54,270,000				54,270,000

National Capital Region (NCR)				54,270,000				54,270,000

Central Office				54,270,000				54,270,000
Bantay Korapsyon (BK)				10,000,000				10,000,000

National Capital Region (NCR)				10,000,000				10,000,000

Central Office				10,000,000				10,000,000

Sub-total, Locally-Funded Project(s)		37,712,000		1,100,075,000		63,411,000		1,201,198,000

Total, Project(s)		37,712,000		1,100,075,000		63,411,000		1,201,198,000

TOTAL NEW APPROPRIATIONS	₱	3,979,224,000	₱	3,712,796,000	₱	402,486,000	₱	8,094,506,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,870,012

1070	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Permanent Positions	2,870,012

Other Compensation Common to All
Personnel Economic Relief Allowance	105,000
Representation Allowance	145,974
Transportation Allowance	145,974
Clothing and Uniform Allowance	30,625
Mid-Year Bonus - Civilian	239,167
Year End Bonus	239,167
Cash Gift	21,875
Productivity Enhancement Incentive	21,875
Step Increment	7,174

Total Other Compensation Common to All	956,831

Other Benefits
PAG-IBIG Contributions	10,500
PhilHealth Contributions	70,117
Employees Compensation Insurance Premiums	5,249
Loyalty Award - Civilian	3,265
Terminal Leave	25,538

Total Other Benefits	114,669

Non-Permanent Positions	37,712

Total Personnel Services	3,979,224

Maintenance and Other Operating Expenses
Travelling Expenses	180,439
Training and Scholarship Expenses	602,255
Supplies and Materials Expenses	190,051
Utility Expenses	105,870
Communication Expenses	147,783
Awards/Rewards and Prizes	51,868
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	100,600
Extraordinary and Miscellaneous Expenses	5,469
Professional Services	13,631
General Services	785,841
Repairs and Maintenance	73,742
Financial Assistance/Subsidy	1,251,108
Taxes, Insurance Premiums and Other Fees	14,532
Other Maintenance and Operating Expenses
Advertising Expenses	10,819
Printing and Publication Expenses	12,061
Representation Expenses	1,537
Transportation and Delivery Expenses	2,380
Rent/Lease Expenses	63,720
Membership Dues and Contributions to Organizations	57
Subscription Expenses	79,513
Donations	10

DECEMBER 30, 2024	OFFICIAL GAZETTE	1071
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Other Maintenance and Operating Expenses	19,510

Total Maintenance and Other Operating Expenses	3,712,796

Total Current Operating Expenditures	7,692,020

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	128,015
Machinery and Equipment Outlay	215,171
Transportation Equipment Outlay	58,400
Furniture, Fixtures and Books Outlay	900

Total Capital Outlays	402,486

TOTAL NEW APPROPRIATIONS	8,094,506

B. BUREAU OF FIRE PROTECTION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	31,062,275,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	4,212,843,000	₱	134,309,000	₱	66,155,000	₱	4,413,307,000
Operations		22,700,647,000		2,287,728,000		405,488,000		25,393,863,000

FIRE PREVENTION MANAGEMENT PROGRAM		100,799,000		226,316,000				327,115,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM		22,599,848,000		2,061,412,000		405,488,000		25,066,748,000

Total, Regular Programs		26,913,490,000		2,422,037,000		471,643,000		29,807,170,000

B. PROJECT(S)
Locally-Funded Project(s)				75,041,000		1,180,064,000		1,255,105,000

Total, Project(s)				75,041,000		1,180,064,000		1,255,105,000

TOTAL NEW APPROPRIATIONS	₱	26,913,490,000	₱	2,497,078,000	₱	1,651,707,000	₱	31,062,275,000

Special Provision(s)

1. Fire Code Revenues. All funds collected, as per Section 13 of R.A. No. 9514, shall be utilized for the modernization of the Bureau of Fire Protection (BFP), including facility upgrades and purchase of firetruck, firefighting, personal protective equipment, and emergency and rescue equipment.

Implementation of this provision shall be subject to judicious programming based on actual collections and utilization of funds.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

1072	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

2. Trust Receipts from Firearms License Fees. Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated firefighters in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to the DBM-DILG J.M.C. No. 2024-01 dated May 10, 2024, and such other guidelines to be issued for the purpose.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Maintenance and Other Operating Expenses of Fire Stations. The amount appropriated for the MOOE of the district, city and municipal fire stations, included under the budget of the BFP’s regional offices, shall be distributed within five (5) days from receipt of the allocation based on the criteria determined jointly by the DBM, DILG, and BFP.

4. Use of Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the BFP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MOOE for the payment of damages to property and for injury and death of civilians resulting from lawful fire operations as determined by a competent court.

5. Quick Response Fund. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for relief and rescue operations in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities or for any other purpose not authorized in this provision.

Implementation of this provision shall be subject to the guidelines to be issued by the OCD and DBM.

6. Rice Subsidy. The amount of Two Hundred Seventy Eight Million Twenty Four Thousand Pesos (₱278,024,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of BFP.

7. Reporting and Posting Requirements. The BFP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	BFP’s website.

The BFP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,694,000	₱	134,309,000	₱	66,155,000	₱	231,158,000

National Capital Region (NCR)		30,694,000		134,309,000		66,155,000		231,158,000

Regional Office - NCR		30,694,000		134,309,000		66,155,000		231,158,000
Administration of Personnel Benefits		4,182,149,000						4,182,149,000

National Capital Region (NCR)		4,182,149,000						4,182,149,000

Regional Office - NCR		4,182,149,000						4,182,149,000

Sub-total, General Administration and Support		4,212,843,000		134,309,000		66,155,000		4,413,307,000

Operations
FIRE PREVENTION MANAGEMENT PROGRAM		100,799,000		226,316,000				327,115,000

Enforcement of Fire Safety, Laws, Rules, Regulations and Others		73,062,000		115,901,000				188,963,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1073
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

National Capital Region (NCR)	73,062,000	115,901,000		188,963,000

Regional Office - NCR	73,062,000	115,901,000		188,963,000
Information, Education and Communication (IEC) Activities	27,737,000	110,415,000		138,152,000

National Capital Region (NCR)	27,737,000	110,415,000		138,152,000

Regional Office - NCR	27,737,000	110,415,000		138,152,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM	22,599,848,000	2,061,412,000	405,488,000	25,066,748,000

Fire Operations Activities	22,573,477,000	2,024,485,000	405,488,000	25,003,450,000

National Capital Region (NCR)	22,573,477,000	2,024,485,000	405,488,000	25,003,450,000

Regional Office - NCR	22,573,477,000	2,024,485,000	405,488,000	25,003,450,000
Fire Investigation Activities	1,055,000	21,164,000		22,219,000

National Capital Region (NCR)	1,055,000	21,164,000		22,219,000

Regional Office - NCR	1,055,000	21,164,000		22,219,000
Non-Fire Activities	25,316,000	15,763,000		41,079,000

National Capital Region (NCR)	25,316,000	15,763,000		41,079,000

Regional Office - NCR	25,316,000	15,763,000		41,079,000

Sub-total, Operations	22,700,647,000	2,287,728,000	405,488,000	25,393,863,000

Total, Regular Programs	26,913,490,000	2,422,037,000	471,643,000	29,807,170,000

PROJECTS
Locally-Funded Project(s)
Fire Command and Control Operation System
Project Phase II		16,661,000	61,539,000	78,200,000

National Capital Region (NCR)		16,661,000	61,539,000	78,200,000

Regional Office - NCR		16,661,000	61,539,000	78,200,000
Fire Code Enforcement and Fees Collection Web Portal Project Phase II		4,780,000	60,525,000	65,305,000

National Capital Region (NCR)		4,780,000	60,525,000	65,305,000

Regional Office - NCR		4,780,000	60,525,000	65,305,000
Quick Response Fund		50,000,000		50,000,000

National Capital Region (NCR)		50,000,000		50,000,000

Regional Office - NCR		50,000,000		50,000,000

1074	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Acquisition of Fire Trucks - Batangas						67,500,000		67,500,000

Region IVA - CALABARZON						67,500,000		67,500,000

Regional Office - IVA						67,500,000		67,500,000
Acquisition of All Terrain Amphibious Rescue Vehicles						800,000,000		800,000,000

Region V - Bicol						800,000,000		800,000,000

Regional Office - V						800,000,000		800,000,000
Procurement of Firefighting and Rescue Tools, Equipment and Supplies				3,600,000		185,500,000		189,100,000

Region VIII - Eastern Visayas				3,600,000		185,500,000		189,100,000

Regional Office - VIII				3,600,000		185,500,000		189,100,000
Establishment of BFP Training Center 2 in Mallig, Isabela						5,000,000		5,000,000

Region II - Cagayan Valley						5,000,000		5,000,000

Regional Office - II						5,000,000		5,000,000

Sub-total, Locally-Funded Project(s)				75,041,000		1,180,064,000		1,255,105,000

Total, Project(s)				75,041,000		1,180,064,000		1,255,105,000

TOTAL NEW APPROPRIATIONS	₱	26,913,490,000	₱	2,497,078,000	₱	1,651,707,000	₱	31,062,275,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	117,150

Total Permanent Positions	117,150

Other Compensation Common to All
Personnel Economic Relief Allowance	8,904
Representation Allowance	432
Transportation Allowance	432
Clothing and Uniform Allowance	2,597
Mid-Year Bonus - Civilian	9,762
Year End Bonus	9,762
Cash Gift	1,855

DECEMBER 30, 2024	OFFICIAL GAZETTE	1075
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Productivity Enhancement Incentive	1,855
Step Increment	293

Total Other Compensation Common to All	35,892

Other Benefits
PAG-IBIG Contributions	890
PhilHealth Contributions	2,928
Employees Compensation Insurance Premiums	444
Loyalty Award - Civilian	560
Terminal Leave	16,792

Total Other Benefits	21,614

Military/Uniformed Personnel
Basic Pay
Base Pay	13,868,314
Creation of New Positions	581,165

Total Basic Pay	14,449,479

Other Compensation Common to All
Personnel Economic Relief Allowance	855,456
Clothing/ Uniform Allowance	360,121
Subsistence Allowance	1,951,509
Laundry Allowance	13,349
Quarters Allowance	185,806
Longevity Pay	1,922,780
Mid-Year Bonus - Military/Uniformed Personnel	1,155,694
Year-end Bonus	1,155,694
Cash Gift	178,220
Productivity Enhancement Incentive	178,220

Total Other Compensation Common to All	7,956,849

Other Compensation for Specific Groups
Hazardous Duty Pay	37,076
Hazard Duty Pay	230,973
Training Subsistence Allowance	7,128
Hospitalization Expenses	14,065
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	2,225,141

Total Other Compensation for Specific Groups	2,514,383

Other Benefits
Special Group Term Insurance	2,567
PAG-IBIG Contributions	67,024
PhilHealth Contributions	346,708
Employees Compensation Insurance Premiums	42,773

1076	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Retirement Gratuity	527,183
Terminal Leave	831,868

Total Other Benefits	1,818,123

Total Personnel Services	26,913,490

Maintenance and Other Operating Expenses
Travelling Expenses	87,048
Training and Scholarship Expenses	32,806
Supplies and Materials Expenses	1,223,305
Utility Expenses	119,916
Communication Expenses	64,085
Professional Services	2,130
General Services	11,020
Repairs and Maintenance	405,520
Financial Assistance/Subsidy	278,024
Taxes, Insurance Premiums and Other Fees	91,430
Other Maintenance and Operating Expenses
Printing and Publication Expenses	62,537
Transportation and Delivery Expenses	798
Rent/Lease Expenses	25,963
Subscription Expenses	7,489
Other Maintenance and Operating Expenses	85,007

Total Maintenance and Other Operating Expenses	2,497,078

Total Current Operating Expenditures	29,410,568

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	406,618
Machinery and Equipment Outlay	434,989
Transportation Equipment Outlay	810,100

Total Capital Outlays	1,651,707

TOTAL NEW APPROPRIATIONS	31,062,275

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	29,351,768,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1077
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	3,187,697,000	₱	443,104,000	₱	56,827,000	₱	3,687,628,000
Operations		14,345,927,000		7,078,809,000		3,964,000,000		25,388,736,000

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		14,345,927,000		7,078,809,000		3,964,000,000		25,388,736,000

Total, Regular Programs		17,533,624,000		7,521,913,000		4,020,827,000		29,076,364,000

B. PROJECT(S)
Locally-Funded Project(s)				50,143,000		225,261,000		275,404,000

Total, Project(s)				50,143,000		225,261,000		275,404,000

TOTAL NEW APPROPRIATIONS	₱	17,533,624,000	₱	7,572,056,000	₱	4,246,088,000	₱	29,351,768,000

Special Provision(s)

1. Trust Receipts from Firearms License Fees. Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated jail officers in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to DBM-DILG J.M.C. No. 2024-01 dated May 10, 2024, and such other guidelines to be issued for the purpose.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

2. Subsistence and Medicine Allowances of Prisoners. The amounts appropriated herein shall cover daily subsistence and medicine allowances at Four Billion Six Hundred Sixty Four Million Three Hundred Six Thousand Pesos (₱4,664,306,000) and Nine Hundred Ninety Nine Million Four Hundred Ninety Four Thousand Pesos (₱999,494,000), respectively, for one hundred eighty two thousand five hundred fifty six (182,556) assumed number of prisoners for the year.

3. Jail Facilities and Personnel. Notwithstanding Section 60 of R.A. No. 6975, the PNP shall continue to provide an adequate number of uniformed personnel to act as jail guards in the various city, municipal and district jails throughout the country until after sufficient jail guard positions have been created for the purpose.

The PNP shall ensure that uniformed women personnel assigned as jail guards shall be in proportion to the number of jails for women. Likewise, separate facilities and cells for women shall form part of the standard design in the construction and improvement of jails and its facilities.

4. Rice Subsidy. The amount of One Hundred Seventy Eight Million Five Hundred Forty Two Thousand Pesos (₱178,542,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of the Bureau of Jail Management and Penology (BJMP).

5. Reporting and Posting Requirements. The BJMP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BJMP’s website.

The BJMP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,751,000	₱	443,104,000	₱	56,827,000	₱	522,682,000

National Capital Region (NCR)		22,751,000		443,104,000		56,827,000		522,682,000

Regional Office - NCR		22,751,000		443,104,000		56,827,000		522,682,000

1078	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Administration of Personnel Benefits	3,164,946,000			3,164,946,000

National Capital Region (NCR)	3,164,946,000			3,164,946,000

Regional Office - NCR	3,164,946,000			3,164,946,000

Sub-total, General Administration and Support	3,187,697,000	443,104,000	56,827,000	3,687,628,000

Operations
INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM	14,345,927,000	7,078,809,000	3,964,000,000	25,388,736,000

Custody, Safekeeping and Rehabilitation of District, City and Municipal Inmates Awaiting Investigation, Trial and/or Transfer to the National Penitentiary	14,345,927,000	7,078,809,000	3,964,000,000	25,388,736,000

National Capital Region (NCR)	14,345,927,000	7,078,809,000	3,964,000,000	25,388,736,000

Regional Office - NCR	14,345,927,000	7,078,809,000	3,964,000,000	25,388,736,000

Sub-total, Operations	14,345,927,000	7,078,809,000	3,964,000,000	25,388,736,000

Total, Regular Programs	17,533,624,000	7,521,913,000	4,020,827,000	29,076,364,000

PROJECTS
Locally-Funded Project(s)
Jail Service Intelligent Operations Center		26,750,000	97,650,000	124,400,000

National Capital Region (NCR)		26,750,000	97,650,000	124,400,000

Regional Office - NCR		26,750,000	97,650,000	124,400,000
Unified Digital Communication and Dispatch System		4,891,000	76,830,000	81,721,000

National Capital Region (NCR)		4,891,000	76,830,000	81,721,000

Regional Office - NCR		4,891,000	76,830,000	81,721,000
Management Enhancement and Reunification Thru Information Technology System		8,111,000	2,500,000	10,611,000

National Capital Region (NCR)		8,111,000	2,500,000	10,611,000

Regional Office - NCR		8,111,000	2,500,000	10,611,000
Single Carpeta Project System		10,391,000	41,281,000	51,672,000

National Capital Region (NCR)		10,391,000	41,281,000	51,672,000

Regional Office - NCR		10,391,000	41,281,000	51,672,000
Construction of Basketball Court for PDLs in Island Garden City of Samal City Jail			2,000,000	2,000,000

Region XI - Davao			2,000,000	2,000,000

Regional Office - XI			2,000,000	2,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1079
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Construction of Urdaneta District Jail Male Dorm in Urdaneta, Pangasinan						5,000,000		5,000,000

Region I - Ilocos						5,000,000		5,000,000

Regional Office - I						5,000,000		5,000,000

Sub-total, Locally-Funded Project(s)				50,143,000		225,261,000		275,404,000

Total, Project(s)				50,143,000		225,261,000		275,404,000

TOTAL NEW APPROPRIATIONS	₱	17,533,624,000	₱	7,572,056,000	₱	4,246,088,000	₱	29,351,768,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,006

Total Permanent Positions	36,006

Other Compensation Common to All
Personnel Economic Relief Allowance	1,800
Representation Allowance	618
Transportation Allowance	618
Clothing and Uniform Allowance	525
Mid-Year Bonus - Civilian	3,000
Year End Bonus	3,000
Cash Gift	375
Productivity Enhancement Incentive	375
Step Increment	90

Total Other Compensation Common to All	10,401

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,777

Total Other Compensation for Specific Groups	3,777

Other Benefits
PAG-IBIG Contributions	180
PhilHealth Contributions	892
Employees Compensation Insurance Premiums	90
Loyalty Award - Civilian	55
Terminal Leave	5,432

Total Other Benefits	6,649

1080	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Military/Uniformed Personnel
Basic Pay
Base Pay	8,833,752
Creation of New Positions	581,165

Total Basic Pay	9,414,917

Other Compensation Common to All
Personnel Economic Relief Allowance	549,360
Clothing/ Uniform Allowance	206,207
Subsistence Allowance	1,253,227
Laundry Allowance	8,661
Quarters Allowance	117,608
Longevity Pay	1,169,821
Mid-Year Bonus - Military/Uniformed Personnel	736,146
Year-end Bonus	736,146
Cash Gift	114,450
Productivity Enhancement Incentive	114,450

Total Other Compensation Common to All	5,006,076

Other Compensation for Specific Groups
Hazardous Duty Pay	19,427
Hazard Duty Pay	148,327
Training Subsistence Allowance	4,800
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,509,705

Total Other Compensation for Specific Groups	1,682,259

Other Benefits
Special Group Term Insurance	1,648
PAG-IBIG Contributions	54,936
PhilHealth Contributions	220,843
Employees Compensation Insurance Premiums	27,468
Retirement Gratuity	658,653
Terminal Leave	409,991

Total Other Benefits	1,373,539

Total Personnel Services	17,533,624

Maintenance and Other Operating Expenses

Travelling Expenses	30,994
Training and Scholarship Expenses	50,290
Supplies and Materials Expenses	6,413,437
Utility Expenses	323,032
Communication Expenses	189,313
Awards/Rewards and Prizes	3,587
Survey, Research, Exploration and Development Expenses	4,653
Professional Services	54,999
General Services	1,900
Repairs and Maintenance	176,842

DECEMBER 30, 2024	OFFICIAL GAZETTE	1081
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Financial Assistance/Subsidy	178,542
Taxes, Insurance Premiums and Other Fees	29,745
Other Maintenance and Operating Expenses
Advertising Expenses	307
Printing and Publication Expenses	13,137
Representation Expenses	976
Transportation and Delivery Expenses	1,244
Rent/Lease Expenses	12,709
Subscription Expenses	15,641
Other Maintenance and Operating Expenses	70,708

Total Maintenance and Other Operating Expenses	7,572,056

Total Current Operating Expenditures	25,105,680

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	52,744
Buildings and Other Structures	3,857,490
Machinery and Equipment Outlay	261,854
Transportation Equipment Outlay	74,000

Total Capital Outlays	4,246,088

TOTAL NEW APPROPRIATIONS	29,351,768

D. LOCAL GOVERNMENT ACADEMY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	526,118,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	13,295,000	₱	51,165,000	₱	4,314,000	₱	68,774,000
Operations		20,606,000		408,738,000				429,344,000

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		20,606,000		408,738,000				429,344,000

Total, Regular Programs		33,901,000		459,903,000		4,314,000		498,118,000

B. PROJECT(S)
Locally-Funded Project(s)				28,000,000				28,000,000

Total, Project(s)				28,000,000				28,000,000

TOTAL NEW APPROPRIATIONS	₱	33,901,000	₱	487,903,000	₱	4,314,000	₱	526,118,000

1082	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. Enhancing Local Government Unit Capacity on Climate Change Adaptation and Disaster Risk Management Framework. The amount of Seventy Six Million Pesos (₱76,000,000) appropriated herein for the Enhancement of LGU Capacity on Climate Change Adaptation and Disaster Risk Management Framework shall be used to enable LGUs to effectively implement disaster prevention and risk reduction measures through the strengthening of communities and people’s capacity to anticipate, cope with, and recover from disasters.

2. Prohibition on the Use of Funds. No appropriations authorized herein shall be used for the lakbay-aral and other similar activities of local government officials and employees.

3. Training Programs. The DILG, through the Local Government Academy (LGA), shall conduct training programs on (i) enhanced Local Climate Change Action Plans; and (ii) laws on environmental protection, ecological solid waste management, climate change adaptation and mitigation, and disaster risk reduction, including measures towards the preservation of the indigenous culture.

It shall also hold peer-to-peer learning exchanges on best practices for climate change adaptation and mitigation.

4. Reporting and Posting Requirements. The LGA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) LGA’s website.

The LGA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,295,000	₱	51,165,000	₱	4,314,000	₱	68,774,000

Sub-total, General Administration and Support		13,295,000		51,165,000		4,314,000		68,774,000

Operations
LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		20,606,000		408,738,000				429,344,000

Conduct of Research Studies and Formulation of Policies, Guidelines for LGU and Department Personnel Related to Capacity Building		10,742,000		15,916,000				26,658,000
Development and Implementation of Capacity Development Programs for LGU and DILG LG-Sector Personnel		9,864,000		392,822,000				402,686,000

Sub-total, Operations		20,606,000		408,738,000				429,344,000

Total, Regular Programs		33,901,000		459,903,000		4,314,000		498,118,000

PROJECTS
Locally-Funded Project(s)
Modernization of LGA Training Center in Los Baños, Laguna				28,000,000				28,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1083
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Sub-total, Locally-Funded Project(s)				28,000,000				28,000,000

Total, Project(s)				28,000,000				28,000,000

TOTAL NEW APPROPRIATIONS	₱	3,901,000	₱	487,903,000	₱	4,314,000	₱	526,118,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,001

Total Permanent Positions	26,001

Other Compensation Common to All
Personnel Economic Relief Allowance	1,056
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	308
Mid-Year Bonus - Civilian	2,167
Year End Bonus	2,167
Cash Gift	220
Productivity Enhancement Incentive	220
Step Increment	65

Total Other Compensation Common to All	7,103

Other Benefits
PAG-IBIG Contributions	106
PhilHealth Contributions	624
Employees Compensation Insurance Premiums	52
Loyalty Award - Civilian	15

Total Other Benefits	797

Total Personnel Services	33,901

Maintenance and Other Operating Expenses
Travelling Expenses	1,294
Training and Scholarship Expenses	405,730
Supplies and Materials Expenses	2,944
Utility Expenses	3,416
Communication Expenses	4,154
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	9,590
General Services	9,118

1084	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Repairs and Maintenance	31,127
Taxes, Insurance Premiums and Other Fees	470
Other Maintenance and Operating Expenses
Printing and Publication Expenses	461
Transportation and Delivery Expenses	130
Rent/Lease Expenses	12,924
Membership Dues and Contributions to Organizations	85
Subscription Expenses	6,342

Total Maintenance and Other Operating Expenses	487,903

Total Current Operating Expenditures	521,804

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	4,314

Total Capital Outlays	4,314

TOTAL NEW APPROPRIATIONS	526,118

E. NATIONAL COMMISSION ON MUSLIM FILIPINOS

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,132,889,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	137,226,000	₱	82,740,000	₱	29,245,000	₱	249,211,000
Support to Operations		32,825,000		63,238,000		34,910,000		130,973,000
Operations		517,371,000		162,199,000		73,135,000		752,705,000

SOCIO-CULTURAL PROGRAM		459,843,000		147,890,000		73,135,000		680,868,000
SOCIO-ECONOMIC PROGRAM		19,505,000		2,880,000				22,385,000
SOCIAL PROTECTION PROGRAM		38,023,000		11,429,000				49,452,000

TOTAL NEW APPROPRIATIONS	₱	687,422,000	₱	308,177,000	₱	137,290,000	₱	1,132,889,000

Special Provision(s)

1. Special Hajj Fund. Advance payments by pilgrims and local and foreign donations received to cover expenses for the annual Hajj shall be recorded as Special Hajj Fund as provided under R.A. No. 9997. Cash balances of the aforementioned fund, however, shall be covered by E.O. No. 338, as implemented by COA-DBM-DOF J.C. No. 1-97 dated January 2, 1997.

2. Appropriations for Hajj. The amount of Fifty Six Million Five Hundred Thirty Eight Thousand Pesos (₱56,538,000) appropriated herein for MOOE includes the administrative expenses of the National Commission on Muslim Filipinos (NCMF) supervisory team in the annual Hajj.

DECEMBER 30, 2024	OFFICIAL GAZETTE	1085
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

3. Reporting and Posting Requirements. The NCMF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NCMF’s website.

The NCMF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	86,239,000	₱	82,740,000	₱	29,245,000	₱	198,224,000

National Capital Region (NCR)		86,239,000		82,740,000		29,245,000		198,224,000

Central Office		86,239,000		82,740,000		29,245,000		198,224,000
Administration of Personnel Benefits		50,987,000						50,987,000

National Capital Region (NCR)		50,987,000						50,987,000

Central Office		50,987,000						50,987,000

Sub-total, General Administration and Support		137,226,000		82,740,000		29,245,000		249,211,000

Support to Operations
Planning, Research and Development, Monitoring and Evaluation, and Information Systems Management		20,023,000		50,403,000		34,910,000		105,336,000

National Capital Region (NCR)		20,023,000		50,403,000		34,910,000		105,336,000

Central Office		20,023,000		50,403,000		34,910,000		105,336,000
Information Dissemination on Issues and Concerns
Affecting Muslim Filipinos		12,802,000		1,274,000				14,076,000

National Capital Region (NCR)		12,802,000		1,274,000				14,076,000

Central Office		12,802,000		1,274,000				14,076,000
Policy and Advisory Services				11,561,000				11,561,000

National Capital Region (NCR)				11,561,000				11,561,000

Central Office				11,561,000				11,561,000

Sub-total, Support to Operations		32,825,000		63,238,000		34,910,000		130,973,000

1086	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
SOCIO-CULTURAL PROGRAM	459,843,000	147,890,000	73,135,000	680,868,000

Administration and Supervision of Hajj Operations	17,506,000	56,538,000		74,044,000

National Capital Region (NCR)	17,506,000	56,538,000		74,044,000

Central Office	17,506,000	56,538,000		74,044,000
Institutional Support, Development and Promotion for Madrasah Education, Shari’ah Program and Qur’an Competitions	16,905,000	19,365,000		36,270,000

National Capital Region (NCR)	16,905,000	19,365,000		36,270,000

Central Office	16,905,000	19,365,000		36,270,000
Promotion, Development, Management and Preservation of Muslim Cultural Centers, Heritage, Holidays, Festivities and Cultural Activities	425,432,000	71,987,000	73,135,000	570,554,000

National Capital Region (NCR)	40,644,000	7,233,000		47,877,000

Central Office	817,000			817,000
Metro Manila Regional Office (NCR)	39,827,000	7,233,000		47,060,000
Cordillera Administrative Region (CAR)	38,434,000	6,809,000		45,243,000

North Luzon Regional Office (CAR,
Regions I, II and III)	38,434,000	6,809,000		45,243,000
Region IVA - CALABARZON	39,962,000	6,617,000		46,579,000

South Luzon Regional Office
(Regions IV-A, IV-B and V)	39,962,000	6,617,000		46,579,000
Region VII - Central Visayas	40,587,000	6,615,000		47,202,000

Visayas Regional Office
(Regions VI, VII, and VIII)	40,587,000	6,615,000		47,202,000
Region IX - Zamboanga Peninsula	40,072,000	5,723,000		45,795,000

Zamboanga Peninsula (Region IX)	40,072,000	5,723,000		45,795,000
Region X - Northern Mindanao	40,926,000	7,213,000		48,139,000

Northern Mindanao Regional Office
(Region X)	40,926,000	7,213,000		48,139,000
Region XI - Davao	36,789,000	6,309,000	73,135,000	116,233,000

Davao Regional Office (Region XI)	36,789,000	6,309,000	73,135,000	116,233,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1087
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XII - SOCCSKSARGEN	40,251,000	6,943,000	47,194,000

Cotabato Regional Office (Region XII)	40,251,000	6,943,000	47,194,000
Region XIII - Caraga	31,917,000	6,248,000	38,165,000

Caraga Regional Office (Region XIII)	31,917,000	6,248,000	38,165,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	75,850,000	12,277,000	88,127,000

Lanao Provincial Office	40,099,000	6,063,000	46,162,000
Sulu & Tawi-Tawi Provincial Office	35,751,000	6,214,000	41,965,000
SOCIO-ECONOMIC PROGRAM	19,505,000	2,880,000	22,385,000

Promotion, Development and Management of Endowment Services		385,000	385,000

National Capital Region (NCR)		385,000	385,000

Central Office		385,000	385,000
Promotion and Development of Muslim Micro and Small Enterprise (MSEs)	19,505,000	2,242,000	21,747,000

National Capital Region (NCR)	19,505,000	2,242,000	21,747,000

Central Office	19,505,000	2,242,000	21,747,000
Promotion and Development of Halal		253,000	253,000

National Capital Region (NCR)		253,000	253,000

Central Office		253,000	253,000
SOCIAL PROTECTION PROGRAM	38,023,000	11,429,000	49,452,000

Support and Assistance to Muslim Education and Advocacy Program		530,000	530,000

National Capital Region (NCR)		530,000	530,000

Central Office		530,000	530,000
Legal and Paralegal Services to Muslim Filipino Communities	12,058,000	1,693,000	13,751,000

National Capital Region (NCR)	12,058,000	1,693,000	13,751,000

Central Office	12,058,000	1,693,000	13,751,000
Assistance to Muslim Settlement, Ancestral Lands, Relocation and Disaster Relief Services	13,845,000	7,662,000	21,507,000

National Capital Region (NCR)	13,845,000	7,662,000	21,507,000

Central Office	13,845,000	7,662,000	21,507,000

1088	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Peace Initiatives and Conflict Resolution		12,120,000		1,544,000				13,664,000

National Capital Region (NCR)		12,120,000		1,544,000				13,664,000

Central Office		12,120,000		1,544,000				13,664,000

Sub-total, Operations		517,371,000		162,199,000		73,135,000		752,705,000

TOTAL NEW APPROPRIATIONS	₱	687,422,000	₱	308,177,000	₱	137,290,000	₱	1,132,889,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	476,451

Total Permanent Positions	476,451

Other Compensation Common to All
Personnel Economic Relief Allowance	20,568
Representation Allowance	10,146
Transportation Allowance	10,146
Clothing and Uniform Allowance	5,999
Mid-Year Bonus - Civilian	39,703
Year End Bonus	39,703
Cash Gift	4,285
Productivity Enhancement Incentive	4,285
Step Increment	1,190

Total Other Compensation Common to All	136,025

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	817
Overseas Allowance	6,030
Anniversary Bonus - Civilian	2,388

Total Other Compensation for Specific Groups	9,235

Other Benefits
PAG-IBIG Contributions	2,056
PhilHealth Contributions	11,356
Employees Compensation Insurance Premiums	1,027
Loyalty Award - Civilian	285
Terminal Leave	50,987

Total Other Benefits	65,711

Total Personnel Services	687,422

DECEMBER 30, 2024	OFFICIAL GAZETTE	1089
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Maintenance and Other Operating Expenses
Travelling Expenses	82,767
Training and Scholarship Expenses	41,884
Supplies and Materials Expenses	23,225
Utility Expenses	7,974
Communication Expenses	31,463
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,153
Professional Services	10,662
General Services	11,314
Repairs and Maintenance	1,365
Financial Assistance/Subsidy	563
Taxes, Insurance Premiums and Other Fees	143
Other Maintenance and Operating Expenses
Advertising Expenses	710
Printing and Publication Expenses	19,807
Representation Expenses	28,576
Transportation and Delivery Expenses	127
Rent/Lease Expenses	24,770
Subscription Expenses	11,970
Other Maintenance and Operating Expenses	6,704

Total Maintenance and Other Operating Expenses	308,177

Total Current Operating Expenditures	995,599

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,000
Buildings and Other Structures	73,135
Machinery and Equipment Outlay	33,910
Transportation Equipment Outlay	29,245

Total Capital Outlays	137,290

TOTAL NEW APPROPRIATIONS	1,132,889

F. NATIONAL POLICE COMMISSION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,460,537,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	350,207,000	₱	198,966,000	₱	71,298,000	₱	620,471,000
Operations		1,387,863,000		107,254,000				1,495,117,000

1090	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

POLICE ADMINISTRATION PROGRAM		1,346,182,000		99,472,000				1,445,654,000
CRIME PREVENTION AND COORDINATION PROGRAM		41,681,000		7,782,000				49,463,000

Total, Regular Programs		1,738,070,000		306,220,000		71,298,000		2,115,588,000

B. PROJECT(S)
Locally-Funded Project(s)				98,636,000		246,313,000		344,949,000

Total, Project(s)				98,636,000		246,313,000		344,949,000

TOTAL NEW APPROPRIATIONS	₱	1,738,070,000	₱	404,856,000	₱	317,611,000	₱	2,460,537,000

Special Provision(s)

1. Payment of Police Benefits. The amount of Eight Hundred Thirty Five Million One Hundred Forty Five Thousand Pesos (₱835,145,000) appropriated herein for the payment of police benefits shall be released upon submission by the National Police Commission (NAPOLCOM) of the list of claimants with the corresponding benefits and amount.

2. Reporting and Posting Requirements. The NAPOLCOM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NAPOLCOM’s website.

The NAPOLCOM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	336,394,000	₱	198,966,000	₱	71,298,000	₱	606,658,000

National Capital Region (NCR)		132,662,000		134,938,000		71,298,000		338,898,000

Central Office		117,881,000		126,898,000		71,298,000		316,077,000
Regional Office - NCR		14,781,000		8,040,000				22,821,000
Region I - Ilocos		13,268,000		2,949,000				16,217,000

Regional Office - I		13,268,000		2,949,000				16,217,000
Cordillera Administrative Region (CAR)		12,910,000		2,830,000				15,740,000

Regional Office - CAR		12,910,000		2,830,000				15,740,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1091
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region II - Cagayan Valley	11,218,000	3,250,000	14,468,000

Regional Office - II	11,218,000	3,250,000	14,468,000
Region III - Central Luzon	13,920,000	3,299,000	17,219,000

Regional Office - III	13,920,000	3,299,000	17,219,000
Region IVA - CALABARZON	12,472,000	4,261,000	16,733,000

Regional Office - IVA	12,472,000	4,261,000	16,733,000
Region IVB - MIMAROPA	11,704,000	4,395,000	16,099,000

Regional Office - IVB	11,704,000	4,395,000	16,099,000
Region V - Bicol	13,802,000	4,002,000	17,804,000

Regional Office - V	13,802,000	4,002,000	17,804,000
Region VI - Western Visayas	13,010,000	4,119,000	17,129,000

Regional Office - VI	13,010,000	4,119,000	17,129,000
Region VII - Central Visayas	13,396,000	4,680,000	18,076,000

Regional Office - VII	13,396,000	4,680,000	18,076,000
Region VIII - Eastern Visayas	14,935,000	5,191,000	20,126,000

Regional Office - VIII	14,935,000	5,191,000	20,126,000
Region IX - Zamboanga Peninsula	14,175,000	4,642,000	18,817,000

Regional Office - IX	14,175,000	4,642,000	18,817,000
Region X - Northern Mindanao	12,970,000	4,335,000	17,305,000

Regional Office - X	12,970,000	4,335,000	17,305,000
Region XI - Davao	12,932,000	6,095,000	19,027,000

Regional Office - XI	12,932,000	6,095,000	19,027,000
Region XII - SOCCSKSARGEN	13,548,000	3,433,000	16,981,000

Regional Office - XII	13,548,000	3,433,000	16,981,000
Region XIII - Caraga	7,640,000	3,612,000	11,252,000

Regional Office - XIII	7,640,000	3,612,000	11,252,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	11,832,000	2,935,000	14,767,000

Regional Office - BARMM	11,832,000	2,935,000	14,767,000

1092	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Administration of Personnel Benefits	13,813,000			13,813,000

National Capital Region (NCR)	13,813,000			13,813,000

Central Office	13,813,000			13,813,000

Sub-total, General Administration and Support	350,207,000	198,966,000	71,298,000	620,471,000

Operations
POLICE ADMINISTRATION PROGRAM	1,346,182,000	99,472,000		1,445,654,000

POLICE SUPERVISION SUB-PROGRAM	232,005,000	90,656,000		322,661,000

Oversight of Police Administration and Operations	38,263,000	34,489,000		72,752,000

National Capital Region (NCR)	38,263,000	34,489,000		72,752,000

Central Office	38,263,000	34,489,000		72,752,000
Development and Administration of PNP Entrance and Promotional Examinations	21,111,000	39,605,000		60,716,000

National Capital Region (NCR)	14,480,000	30,202,000		44,682,000

Central Office	14,049,000	29,277,000		43,326,000
Regional Office - NCR	431,000	925,000		1,356,000
Region I - Ilocos	431,000	471,000		902,000

Regional Office - I	431,000	471,000		902,000
Cordillera Administrative Region (CAR)	268,000	555,000		823,000

Regional Office - CAR	268,000	555,000		823,000
Region II - Cagayan Valley	431,000	472,000		903,000

Regional Office - II	431,000	472,000		903,000
Region III - Central Luzon	434,000	528,000		962,000

Regional Office - III	434,000	528,000		962,000
Region IVA - CALABARZON	297,000	468,000		765,000

Regional Office - IVA	297,000	468,000		765,000
Region IVB - MIMAROPA	297,000	472,000		769,000

Regional Office - IVB	297,000	472,000		769,000
Region V - Bicol	431,000	761,000		1,192,000

Regional Office - V	431,000	761,000		1,192,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1093
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region VI - Western Visayas	431,000	1,085,000	1,516,000

Regional Office - VI	431,000	1,085,000	1,516,000
Region VII - Central Visayas	431,000	757,000	1,188,000

Regional Office - VII	431,000	757,000	1,188,000
Region VIII - Eastern Visayas	431,000	888,000	1,319,000

Regional Office - VIII	431,000	888,000	1,319,000
Region IX - Zamboanga Peninsula	431,000	470,000	901,000

Regional Office - IX	431,000	470,000	901,000
Region X - Northern Mindanao	431,000	470,000	901,000

Regional Office - X	431,000	470,000	901,000
Region XI - Davao	431,000	586,000	1,017,000

Regional Office - XI	431,000	586,000	1,017,000
Region XII - SOCCSKSARGEN	431,000	474,000	905,000

Regional Office - XII	431,000	474,000	905,000
Region XIII - Caraga	714,000	473,000	1,187,000

Regional Office - XIII	714,000	473,000	1,187,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	311,000	473,000	784,000

Regional Office - BARMM	311,000	473,000	784,000
Inspection and Audit of PNP Offices, Monitoring, Review and Evaluation of NAPOLCOM Policies and Standards	172,631,000	16,562,000	189,193,000

National Capital Region (NCR)	66,496,000	6,147,000	72,643,000

Central Office	56,684,000	5,441,000	62,125,000
Regional Office - NCR	9,812,000	706,000	10,518,000
Region I - Ilocos	7,178,000	631,000	7,809,000

Regional Office - I	7,178,000	631,000	7,809,000
Cordillera Administrative Region (CAR)	5,494,000	541,000	6,035,000

Regional Office - CAR	5,494,000	541,000	6,035,000
Region II - Cagayan Valley	7,268,000	744,000	8,012,000

Regional Office - II	7,268,000	744,000	8,012,000

1094	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon	7,334,000	906,000	8,240,000

Regional Office - III	7,334,000	906,000	8,240,000
Region IVA - CALABARZON	7,159,000	668,000	7,827,000

Regional Office - IVA	7,159,000	668,000	7,827,000
Region IVB - MIMAROPA	6,676,000	624,000	7,300,000

Regional Office - IVB	6,676,000	624,000	7,300,000
Region V - Bicol	7,228,000	567,000	7,795,000

Regional Office - V	7,228,000	567,000	7,795,000
Region VI - Western Visayas	5,572,000	435,000	6,007,000

Regional Office - VI	5,572,000	435,000	6,007,000
Region VII - Central Visayas	7,341,000	536,000	7,877,000

Regional Office - VII	7,341,000	536,000	7,877,000
Region VIII - Eastern Visayas	5,589,000	643,000	6,232,000

Regional Office - VIII	5,589,000	643,000	6,232,000
Region IX - Zamboanga Peninsula	7,270,000	643,000	7,913,000

Regional Office - IX	7,270,000	643,000	7,913,000
Region X - Northern Mindanao	7,368,000	892,000	8,260,000

Regional Office - X	7,368,000	892,000	8,260,000
Region XI - Davao	5,463,000	745,000	6,208,000

Regional Office - XI	5,463,000	745,000	6,208,000
Region XII - SOCCSKSARGEN	7,293,000	656,000	7,949,000

Regional Office - XII	7,293,000	656,000	7,949,000
Region XIII - Caraga	5,356,000	451,000	5,807,000

Regional Office - XIII	5,356,000	451,000	5,807,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	6,546,000	733,000	7,279,000

Regional Office - BARMM	6,546,000	733,000	7,279,000
POLICE DISCIPLINARY SUB-PROGRAM	269,965,000	8,410,000	278,375,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1095
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Management of Police Summary Dismissal Cases (NAPOLCOM Disciplinary Machinery)	12,478,000		12,478,000

National Capital Region (NCR)	12,478,000		12,478,000

Central Office	12,478,000		12,478,000
Adjudication of Appeals (National Appellate Board and Regional Appellate Boards)	68,484,000	2,126,000	70,610,000

National Capital Region (NCR)	21,494,000	564,000	22,058,000

Central Office	4,664,000	266,000	4,930,000
Regional Office - NCR	16,830,000	298,000	17,128,000
Region I - Ilocos	2,935,000	100,000	3,035,000

Regional Office - I	2,935,000	100,000	3,035,000
Cordillera Administrative Region (CAR)	2,960,000	100,000	3,060,000

Regional Office - CAR	2,960,000	100,000	3,060,000
Region II - Cagayan Valley	3,126,000	100,000	3,226,000

Regional Office - II	3,126,000	100,000	3,226,000
Region III - Central Luzon	3,109,000	100,000	3,209,000

Regional Office - III	3,109,000	100,000	3,209,000
Region IVA - CALABARZON	3,006,000	100,000	3,106,000

Regional Office - IVA	3,006,000	100,000	3,106,000
Region IVB - MIMAROPA	2,872,000	100,000	2,972,000

Regional Office - IVB	2,872,000	100,000	2,972,000
Region V - Bicol	3,056,000	100,000	3,156,000

Regional Office - V	3,056,000	100,000	3,156,000
Region VI - Western Visayas	3,027,000	100,000	3,127,000

Regional Office - VI	3,027,000	100,000	3,127,000
Region VII - Central Visayas	3,191,000	100,000	3,291,000

Regional Office - VII	3,191,000	100,000	3,291,000
Region VIII - Eastern Visayas	3,071,000	100,000	3,171,000

Regional Office - VIII	3,071,000	100,000	3,171,000

1096	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IX - Zamboanga Peninsula	2,962,000	100,000	3,062,000

Regional Office - IX	2,962,000	100,000	3,062,000
Region X - Northern Mindanao	2,662,000	100,000	2,762,000

Regional Office - X	2,662,000	100,000	2,762,000
Region XI - Davao	2,602,000	100,000	2,702,000

Regional Office - XI	2,602,000	100,000	2,702,000
Region XII - SOCCSKSARGEN	2,901,000	100,000	3,001,000

Regional Office - XII	2,901,000	100,000	3,001,000
Region XIII - Caraga	2,872,000	62,000	2,934,000

Regional Office - XIII	2,872,000	62,000	2,934,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	2,638,000	100,000	2,738,000

Regional Office - BARMM	2,638,000	100,000	2,738,000
Rendition of Opinions and Legal Services	189,003,000	6,284,000	195,287,000

National Capital Region (NCR)	54,615,000	2,914,000	57,529,000

Central Office	37,528,000	2,714,000	40,242,000
Regional Office - NCR	17,087,000	200,000	17,287,000
Region I - Ilocos	10,255,000	211,000	10,466,000

Regional Office - I	10,255,000	211,000	10,466,000
Cordillera Administrative Region (CAR)	10,794,000	236,000	11,030,000

Regional Office - CAR	10,794,000	236,000	11,030,000
Region II - Cagayan Valley	6,986,000	246,000	7,232,000

Regional Office - II	6,986,000	246,000	7,232,000
Region III - Central Luzon	13,721,000	224,000	13,945,000

Regional Office - III	13,721,000	224,000	13,945,000
Region IVA - CALABARZON	5,350,000	236,000	5,586,000

Regional Office - IVA	5,350,000	236,000	5,586,000
Region IVB - MIMAROPA	8,274,000	152,000	8,426,000

Regional Office - IVB	8,274,000	152,000	8,426,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1097
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region V - Bicol	7,161,000	241,000	7,402,000

Regional Office - V	7,161,000	241,000	7,402,000
Region VI - Western Visayas	10,491,000	283,000	10,774,000

Regional Office - VI	10,491,000	283,000	10,774,000
Region VII - Central Visayas	10,417,000	245,000	10,662,000

Regional Office - VII	10,417,000	245,000	10,662,000
Region VIII - Eastern Visayas	10,693,000	223,000	10,916,000

Regional Office - VIII	10,693,000	223,000	10,916,000
Region IX - Zamboanga Peninsula	5,393,000	236,000	5,629,000

Regional Office - IX	5,393,000	236,000	5,629,000
Region X - Northern Mindanao	6,985,000	216,000	7,201,000

Regional Office - X	6,985,000	216,000	7,201,000
Region XI - Davao	10,280,000	193,000	10,473,000

Regional Office - XI	10,280,000	193,000	10,473,000
Region XII - SOCCSKSARGEN	8,595,000	200,000	8,795,000

Regional Office - XII	8,595,000	200,000	8,795,000
Region XIII - Caraga	2,079,000	73,000	2,152,000

Regional Office - XIII	2,079,000	73,000	2,152,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	6,914,000	155,000	7,069,000

Regional Office - BARMM	6,914,000	155,000	7,069,000
POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM	844,212,000	406,000	844,618,000

Management of Police Benefit Funds	844,212,000	406,000	844,618,000

National Capital Region (NCR)	435,678,000	58,000	435,736,000

Central Office	365,145,000		365,145,000
Regional Office - NCR	70,533,000	58,000	70,591,000
Region I - Ilocos	25,529,000	24,000	25,553,000

Regional Office - I	25,529,000	24,000	25,553,000
Cordillera Administrative Region (CAR)	25,529,000	24,000	25,553,000

Regional Office - CAR	25,529,000	24,000	25,553,000

1098	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley	25,533,000	24,000	25,557,000

Regional Office - II	25,533,000	24,000	25,557,000
Region III - Central Luzon	25,544,000	24,000	25,568,000

Regional Office - III	25,544,000	24,000	25,568,000
Region IVA - CALABARZON	25,529,000	24,000	25,553,000

Regional Office - IVA	25,529,000	24,000	25,553,000
Region IVB - MIMAROPA	25,529,000	6,000	25,535,000

Regional Office - IVB	25,529,000	6,000	25,535,000
Region V - Bicol	25,529,000	24,000	25,553,000

Regional Office - V	25,529,000	24,000	25,553,000
Region VI - Western Visayas	25,544,000	24,000	25,568,000

Regional Office - VI	25,544,000	24,000	25,568,000
Region VII - Central Visayas	25,529,000	24,000	25,553,000

Regional Office - VII	25,529,000	24,000	25,553,000
Region VIII - Eastern Visayas	25,529,000	24,000	25,553,000

Regional Office - VIII	25,529,000	24,000	25,553,000
Region IX - Zamboanga Peninsula	25,529,000	24,000	25,553,000

Regional Office - IX	25,529,000	24,000	25,553,000
Region X - Northern Mindanao	25,529,000	24,000	25,553,000

Regional Office - X	25,529,000	24,000	25,553,000
Region XI - Davao	25,539,000	24,000	25,563,000

Regional Office - XI	25,539,000	24,000	25,563,000
Region XII - SOCCSKSARGEN	25,555,000	24,000	25,579,000

Regional Office - XII	25,555,000	24,000	25,579,000
Region XIII - Caraga	25,529,000	6,000	25,535,000

Regional Office - XIII	25,529,000	6,000	25,535,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	25,529,000	24,000	25,553,000

Regional Office - BARMM	25,529,000	24,000	25,553,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1099
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

CRIME PREVENTION AND COORDINATION PROGRAM	41,681,000	7,782,000	49,463,000

Formulation, Management, Coordination and Monitoring of National Crime Prevention Program	41,681,000	7,782,000	49,463,000

National Capital Region (NCR)	23,962,000	5,275,000	29,237,000

Central Office	22,760,000	5,127,000	27,887,000
Regional Office - NCR	1,202,000	148,000	1,350,000
Region I - Ilocos	1,152,000	185,000	1,337,000

Regional Office - I	1,152,000	185,000	1,337,000
Cordillera Administrative Region (CAR)	766,000	157,000	923,000

Regional Office - CAR	766,000	157,000	923,000
Region II - Cagayan Valley	1,146,000	186,000	1,332,000

Regional Office - II	1,146,000	186,000	1,332,000
Region III - Central Luzon	1,197,000	181,000	1,378,000

Regional Office - III	1,197,000	181,000	1,378,000
Region IVA - CALABARZON	1,146,000	92,000	1,238,000

Regional Office - IVA	1,146,000	92,000	1,238,000
Region IVB - MIMAROPA	1,146,000	121,000	1,267,000

Regional Office - IVB	1,146,000	121,000	1,267,000
Region V - Bicol	1,161,000	132,000	1,293,000

Regional Office - V	1,161,000	132,000	1,293,000
Region VI - Western Visayas	1,157,000	127,000	1,284,000

Regional Office - VI	1,157,000	127,000	1,284,000
Region VII - Central Visayas	1,162,000	215,000	1,377,000

Regional Office - VII	1,162,000	215,000	1,377,000
Region VIII - Eastern Visayas	1,146,000	157,000	1,303,000

Regional Office - VIII	1,146,000	157,000	1,303,000
Region IX - Zamboanga Peninsula	720,000	181,000	901,000

Regional Office - IX	720,000	181,000	901,000
Region X - Northern Mindanao	1,176,000	175,000	1,351,000

Regional Office - X	1,176,000	175,000	1,351,000

1100	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XI – Davao	1,149,000	160,000		1,309,000

Regional Office - XI	1,149,000	160,000		1,309,000
Region XII - SOCCSKSARGEN	1,197,000	123,000		1,320,000

Regional Office - XII	1,197,000	123,000		1,320,000
Region XIII - Caraga	1,146,000	100,000		1,246,000

Regional Office - XIII	1,146,000	100,000		1,246,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,152,000	215,000		1,367,000

Regional Office - BARMM	1,152,000	215,000		1,367,000

Sub-total, Operations	1,387,863,000	107,254,000		1,495,117,000

Total, Regular Programs	1,738,070,000	306,220,000	71,298,000	2,115,588,000

PROJECTS
Locally-Funded Project(s)
Development of NAPOLCOM Office Management
Information System		1,987,000	8,797,000	10,784,000

National Capital Region (NCR)		1,987,000	8,797,000	10,784,000

Central Office		1,987,000	8,797,000	10,784,000
Development of Crime Prevention System		999,000	890,000	1,889,000

National Capital Region (NCR)		999,000	890,000	1,889,000

Central Office		999,000	890,000	1,889,000
Development of NAPOLCOM Examination System		13,626,000	27,976,000	41,602,000

National Capital Region (NCR)		13,626,000	27,976,000	41,602,000

Central Office		13,626,000	27,976,000	41,602,000
Upgrade of Local Area Network		4,600,000	13,702,000	18,302,000

National Capital Region (NCR)		4,600,000	13,702,000	18,302,000

Central Office		4,600,000	13,702,000	18,302,000
Police Services Management Project		3,180,000	2,500,000	5,680,000

National Capital Region (NCR)		3,180,000	2,500,000	5,680,000

Central Office		3,180,000	2,500,000	5,680,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1101
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Cybersecurity and Upscaling of the NAPOLCOM ICT Infrastructure				74,244,000		192,448,000		266,692,000

National Capital Region (NCR)				74,244,000		192,448,000		266,692,000

Central Office				74,244,000		192,448,000		266,692,000

Sub-total, Locally-Funded Project(s)				98,636,000		246,313,000		344,949,000

Total, Project(s)				98,636,000		246,313,000		344,949,000

TOTAL NEW APPROPRIATIONS	₱	1,738,070,000	₱	404,856,000	₱	317,611,000	₱	2,460,537,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	666,654

Total Permanent Positions	666,654

Other Compensation Common to All
Personnel Economic Relief Allowance	29,064
Representation Allowance	17,358
Transportation Allowance	18,870
Clothing and Uniform Allowance	8,477
Mid-Year Bonus - Civilian	55,559
Year End Bonus	55,559
Cash Gift	6,055
Per Diems	608
Productivity Enhancement Incentive	6,055
Step Increment	1,669

Total Other Compensation Common to All	199,274

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	49

Total Other Compensation for Specific Groups	49

Other Benefits
PAG-IBIG Contributions	2,899
PhilHealth Contributions	15,749
Employees Compensation Insurance Premiums	1,446
Loyalty Award - Civilian	620
Terminal Leave	13,813

Total Other Benefits	34,527

1102	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Non-Permanent Positions	2,421

Military/Uniformed Personnel
Other Personnel Benefits
Police Benefits	835,145

Total Other Personnel Benefits	835,145

Total Personnel Services	1,738,070

Maintenance and Other Operating Expenses
Travelling Expenses	54,704
Training and Scholarship Expenses	43,635
Supplies and Materials Expenses	90,446
Utility Expenses	30,458
Communication Expenses	18,322
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,539
Professional Services	9,235
General Services	20,745
Repairs and Maintenance	17,043
Taxes, Insurance Premiums and Other Fees	2,728
Other Maintenance and Operating Expenses
Advertising Expenses	105
Printing and Publication Expenses	1,780
Representation Expenses	27,099
Transportation and Delivery Expenses	1,247
Rent/Lease Expenses	14,544
Subscription Expenses	69,926
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	404,856

Total Current Operating Expenditures	2,142,926

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	305,611
Transportation Equipment Outlay	12,000

Total Capital Outlays	317,611

TOTAL NEW APPROPRIATIONS	2,460,537

G. NATIONAL YOUTH COMMISSION

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	632,426,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1103
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	16,394,000	₱	101,905,000	₱		₱	118,299,000
Operations		66,955,000		365,627,000		31,545,000		464,127,000

YOUTH DEVELOPMENT PROGRAM		66,955,000		365,627,000		31,545,000		464,127,000

Total, Regular Programs		83,349,000		467,532,000		31,545,000		582,426,000

B. PROJECT(S)
Locally-Funded Project(s)				50,000,000				50,000,000

Total, Project(s)				50,000,000				50,000,000

TOTAL NEW APPROPRIATIONS	₱	83,349,000	₱	517,532,000	₱	31,545,000	₱	632,426,000

Special Provision(s)

1. Sangguniang Kabataan Mandatory and Continuing Training Fund. The amount of Fifty Two Million Two Hundred Forty Three Thousand Pesos (₱52,243,000) appropriated herein shall be used exclusively for the conduct of capacity-building activities for the Sangguniang Kabataan officials and members of the Local Youth Development Councils in accordance with Sections 27, 28, and 29 of R.A. No. 10742, as amended. In no case shall said amount be used for any other purpose.

2. Reporting and Posting Requirements. The National Youth Commission (NYC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NYC’s website.

The NYC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,586,000	₱	101,905,000	₱		₱	116,491,000
Administration of Personnel Benefits		1,808,000						1,808,000

Sub-total, General Administration and Support		16,394,000		101,905,000				118,299,000

Operations
YOUTH DEVELOPMENT PROGRAM		66,955,000		365,627,000		31,545,000		464,127,000

Formulate Policies and Coordinate Implementation of Youth Development Programs		66,955,000		365,627,000		31,545,000		464,127,000

1104	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Sub-total, Operations		66,955,000		365,627,000		31,545,000		464,127,000

Total, Regular Programs		83,349,000		467,532,000		31,545,000		582,426,000

PROJECTS
Locally-Funded Project(s)
Assistance to Youth Individuals and Organizations for Capacity Building, Youth Empowerment Programs, Trainings, Reseraches, Seminars, Workshops, and Civic Services				50,000,000				50,000,000

Sub-total, Locally-Funded Project(s)				50,000,000				50,000,000

Total, Project(s)				50,000,000				50,000,000

TOTAL NEW APPROPRIATIONS	₱	83,349,000	₱	517,532,000	₱	31,545,000	₱	632,426,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	61,994

Total Permanent Positions	61,994

Other Compensation Common to All
Personnel Economic Relief Allowance	2,520
Representation Allowance	1,320
Transportation Allowance	1,320
Clothing and Uniform Allowance	735
Mid-Year Bonus - Civilian	5,166
Year End Bonus	5,166
Cash Gift	525
Productivity Enhancement Incentive	525
Step Increment	155

Total Other Compensation Common to All	17,432

Other Benefits
PAG-IBIG Contributions	252
PhilHealth Contributions	1,407
Employees Compensation Insurance Premiums	126
Loyalty Award - Civilian	40
Terminal Leave	1,808

DECEMBER 30, 2024	OFFICIAL GAZETTE	1105
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Total Other Benefits	3,633

Non-Permanent Positions	290

Total Personnel Services	83,349

Maintenance and Other Operating Expenses
Travelling Expenses	10,723
Training and Scholarship Expenses	122,965
Supplies and Materials Expenses	8,903
Utility Expenses	2,226
Communication Expenses	2,565
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,084
Professional Services	26,830
General Services	2,290
Repairs and Maintenance	1,940
Financial Assistance/Subsidy	50,000
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	36
Printing and Publication Expenses	495
Representation Expenses	10,432
Rent/Lease Expenses	14,199
Subscription Expenses	3,481
Other Maintenance and Operating Expenses	259,163

Total Maintenance and Other Operating Expenses	517,532

Total Current Operating Expenditures	600,881

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	27,945
Transportation Equipment Outlay	3,600

Total Capital Outlays	31,545

TOTAL NEW APPROPRIATIONS	632,426

H. PHILIPPINE COMMISSION ON WOMEN

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	175,882,000

1106	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	18,877,000	₱	31,532,000	₱	6,770,000	₱	57,179,000
Operations		32,978,000		73,032,000				106,010,000

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		32,978,000		73,032,000				106,010,000

Total, Regular Programs		51,855,000		104,564,000		6,770,000		163,189,000

B. PROJECT(S)
Locally-Funded Project(s)				11,083,000		1,610,000		12,693,000

Total, Project(s)				11,083,000		1,610,000		12,693,000

TOTAL NEW APPROPRIATIONS	₱	51,855,000	₱	115,647,000	₱	8,380,000	₱	175,882,000

Special Provision(s)

1. Enhancement of Gender and Development Budgeting. In relation to R.A. No. 7192 and R.A. No. 9710, the Philippine Commission on Women (PCW) shall engage multilateral development banks or international financial institutions in the development of a gender financing framework which shall serve as a roadmap to the Philippine compliance with the international standards of gender and development budgeting.

2. Reporting and Posting Requirements. The PCW shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCW’s website.

The PCW shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,877,000	₱	31,532,000	₱	6,770,000	₱	57,179,000

Sub-total, General Administration and Support		18,877,000		31,532,000		6,770,000		57,179,000

Operations
WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		32,978,000		73,032,000				106,010,000

Maintenance of a Data Bank on Gender and Development (GAD) for Women		8,006,000		15,928,000				23,934,000
Provision of Gender and Development (GAD) Policy and Plan Development and Advocacy Services		10,055,000		11,746,000				21,801,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1107
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Provision of Technical Assistance, Advisory and Capacity-Building Services on Gender and Development		7,248,000		27,216,000				34,464,000
Planning, Management and Monitoring of Gender Mainstreaming under the Magna Carta of Women		7,669,000		18,142,000				25,811,000

Sub-total, Operations		32,978,000		73,032,000				106,010,000

Total, Regular Programs		51,855,000		104,564,000		6,770,000		163,189,000

PROJECTS
Locally-Funded Project(s)
Improvement/Maintenance of ICT Network Infrastructure and Information Systems				8,234,000		1,610,000		9,844,000
Development of the Document Management System				1,123,000				1,123,000
Enhancement of Multimedia Bank System				1,726,000				1,726,000

Sub-total, Locally-Funded Project(s)				11,083,000		1,610,000		12,693,000

Total, Project(s)				11,083,000		1,610,000		12,693,000

TOTAL NEW APPROPRIATIONS	₱	51,855,000	₱	115,647,000	₱	8,380,000	₱	175,882,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	39,451

Total Permanent Positions	39,451

Other Compensation Common to All
Personnel Economic Relief Allowance	1,800
Representation Allowance	588
Transportation Allowance	588
Clothing and Uniform Allowance	525
Mid-Year Bonus - Civilian	3,287
Year End Bonus	3,287
Cash Gift	375
Productivity Enhancement Incentive	375
Step Increment	98

Total Other Compensation Common to All	10,923

1108	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	210

Total Other Compensation for Specific Groups	210

Other Benefits
PAG-IBIG Contributions	181
PhilHealth Contributions	965
Employees Compensation Insurance Premiums	90
Loyalty Award - Civilian	35

Total Other Benefits	1,271

Total Personnel Services	51,855

Maintenance and Other Operating Expenses
Travelling Expenses	7,043
Training and Scholarship Expenses	35,095
Supplies and Materials Expenses	6,190
Utility Expenses	3,076
Communication Expenses	8,894
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	26,192
General Services	4,000
Repairs and Maintenance	788
Taxes, Insurance Premiums and Other Fees	300
Other Maintenance and Operating Expenses
Advertising Expenses	553
Printing and Publication Expenses	1,354
Transportation and Delivery Expenses	74
Rent/Lease Expenses	533
Subscription Expenses	15,497
Other Maintenance and Operating Expenses	5,860

Total Maintenance and Other Operating Expenses	115,647

Total Current Operating Expenditures	167,502

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	7,330
Intangible Assets Outlay	1,050

Total Capital Outlays	8,380

TOTAL NEW APPROPRIATIONS	175,882

I. PHILIPPINE NATIONAL POLICE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	205,679,798,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1109
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	9,073,514,000	₱	1,235,930,000	₱	637,190,000	₱	10,946,634,000
Support to Operations		176,401,000		670,536,000		4,730,000		851,667,000
Operations		167,154,711,000		17,547,317,000		2,000,000,000		186,702,028,000

CRIME PREVENTION AND SUPPRESSION PROGRAM		166,030,427,000		16,538,568,000		2,000,000,000		184,568,995,000
CRIME INVESTIGATION PROGRAM		77,710,000		695,860,000				773,570,000
POLICE EDUCATION PROGRAM		1,046,574,000		312,889,000				1,359,463,000

Total, Regular Programs		176,404,626,000		19,453,783,000		2,641,920,000		198,500,329,000

B. PROJECT(S)
Locally-Funded Project(s)				3,644,069,000		3,535,400,000		7,179,469,000

Total, Project(s)				3,644,069,000		3,535,400,000		7,179,469,000

TOTAL NEW APPROPRIATIONS	₱	176,404,626,000	₱	23,097,852,000	₱	6,177,320,000	₱	205,679,798,000

Special Provision(s)

1. Trust Receipts from Police Fees and Charges. Fees and charges collected by the PNP by virtue of its absorption of the then Philippine Constabulary-Integrated National Police and AFP Units shall be used as follows:

(a) Augment its operational requirements in accordance with E.O. No. 1002, s. 1985; and

(b) Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated police officers in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to DBM-DILG J.M.C. No. 2024-01 dated May 10, 2024, and such other guidelines to be issued for the purpose.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E. O. No. 338.

2. Maintenance and Other Operating Expenses of Police Offices. The amount of Four Billion Five Hundred Sixty Nine Million Eight Hundred Forty Eight Thousand Pesos (₱4,569,848,000) appropriated herein for the MOOE of police offices shall be allocated and distributed at One Thousand Six Hundred Sixty Pesos (₱1,660) per month multiplied by the number of police officers in each unit.

3. Quick Response Fund. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for relief and rescue operations in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities or for any other purpose not authorized in this provision.

Implementation of this provision shall be subject to the guidelines to be issued by the OCD and DBM.

4. Personnel Services of the Internal Affairs Service. The amount of Nine Hundred Sixty Five Million Seven Hundred Thirty Eight Thousand One Hundred Forty Seven Pesos (₱965,738,147) appropriated herein under Personnel Services shall be used for the regular pay and allowances of uniformed personnel of the Internal Affairs Service.

5. Payment of Back Salaries and Allowances. The Chief of the PNP, subject to approval by the Chairperson of the NAPOLCOM, is authorized to use available allotments for Personnel Services in payment of prior years’ salaries and allowances due to uniformed members upon reinstatement into the service as a result of exoneration or acquittal from administrative, civil, or criminal cases by competent court, in accordance with budgeting, accounting and auditing rules and regulations.

6. Use of the Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the PNP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MOOE for the payment of damages to property and for injury and death of civilians resulting from police operations, as determined by a competent court.

7. Priority in Hiring of Female Patrol Officer. The PNP shall ensure that in the hiring of new Patrol Officers, priority shall be given to qualified female applicants to fill vacancies in women’s and children’s desks.

1110	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

8. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the PNP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the PNP, upon the recommendation of the Chief of the PNP and approval by the Secretary of the Interior and Local Government.

9. Rice Subsidy. The amount of One Billion Seven Hundred Twenty Million Seven Hundred Four Thousand Pesos (₱1,720,704,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of PNP.

10. Philippine National Police Academy as an Implementing Unit of the PNP. The Chief of the PNP shall coordinate with the NAPOLCOM and DBM to implement the provisions of Section 7 of R.A. No. 11279 in order to facilitate the transfer of the Philippine National Police Academy as an implementing unit of the PNP.

11. Reporting and Posting Requirements. The PNP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PNP’s website.

The PNP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

12. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	520,832,000	₱	130,464,000	₱	637,190,000	₱	1,288,486,000

National Capital Region (NCR)		520,832,000		130,464,000		637,190,000		1,288,486,000

Central Office		520,832,000		130,464,000		637,190,000		1,288,486,000
Personnel and Records Management		263,848,000		350,910,000				614,758,000

National Capital Region (NCR)		263,848,000		277,871,000				541,719,000

Central Office		263,848,000		261,263,000				525,111,000
Regional Office - NCR				16,608,000				16,608,000
Region I - Ilocos				5,182,000				5,182,000

Regional Office - I				5,182,000				5,182,000
Cordillera Administrative Region (CAR)				3,757,000				3,757,000

Regional Office - CAR				3,757,000				3,757,000
Region II - Cagayan Valley				4,183,000				4,183,000

Regional Office - II				4,183,000				4,183,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1111
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region III - Central Luzon		7,281,000	7,281,000

Regional Office - III		7,281,000	7,281,000
Region IVA - CALABARZON		5,594,000	5,594,000

Regional Office - IVA		5,594,000	5,594,000
Region IVB - MIMAROPA		2,960,000	2,960,000

Regional Office - IVB		2,960,000	2,960,000
Region V - Bicol		4,338,000	4,338,000

Regional Office - V		4,338,000	4,338,000
Region VI - Western Visayas		5,099,000	5,099,000

Regional Office - VI		5,099,000	5,099,000
Region VII - Central Visayas		5,060,000	5,060,000

Regional Office - VII		5,060,000	5,060,000
Region VIII - Eastern Visayas		3,851,000	3,851,000

Regional Office - VIII		3,851,000	3,851,000
Region IX - Zamboanga Peninsula		3,982,000	3,982,000

Regional Office - IX		3,982,000	3,982,000
Region X - Northern Mindanao		4,935,000	4,935,000

Regional Office - X		4,935,000	4,935,000
Region XI - Davao		4,192,000	4,192,000

Regional Office - XI		4,192,000	4,192,000
Region XII - SOCCSKSARGEN		4,094,000	4,094,000

Regional Office - XII		4,094,000	4,094,000
Region XIII - Caraga		3,918,000	3,918,000

Regional Office - XIII		3,918,000	3,918,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		4,613,000	4,613,000

Regional Office - BARMM		4,613,000	4,613,000
Fiscal Management Services	180,517,000	115,684,000	296,201,000

National Capital Region (NCR)	180,517,000	115,684,000	296,201,000

Central Office	180,517,000	115,684,000	296,201,000

1112	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Internal Affairs Services	102,434,000	104,208,000	206,642,000

National Capital Region (NCR)	102,434,000	104,208,000	206,642,000

Central Office	102,434,000	104,208,000	206,642,000
Human Resource Development	8,107,000	432,484,000	440,591,000

National Capital Region (NCR)	8,107,000	221,424,000	229,531,000

Central Office	8,107,000	193,203,000	201,310,000
Regional Office - NCR		28,221,000	28,221,000
Region I - Ilocos		13,010,000	13,010,000

Regional Office - I		13,010,000	13,010,000
Cordillera Administrative Region (CAR)		9,228,000	9,228,000

Regional Office - CAR		9,228,000	9,228,000
Region II - Cagayan Valley		11,344,000	11,344,000

Regional Office - II		11,344,000	11,344,000
Region III - Central Luzon		18,380,000	18,380,000

Regional Office - III		18,380,000	18,380,000
Region IVA - CALABARZON		17,881,000	17,881,000

Regional Office - IVA		17,881,000	17,881,000
Region IVB - MIMAROPA		9,072,000	9,072,000

Regional Office - IVB		9,072,000	9,072,000
Region V - Bicol		13,771,000	13,771,000

Regional Office - V		13,771,000	13,771,000
Region VI - Western Visayas		16,542,000	16,542,000

Regional Office - VI		16,542,000	16,542,000
Region VII - Central Visayas		15,286,000	15,286,000

Regional Office - VII		15,286,000	15,286,000
Region VIII - Eastern Visayas		12,852,000	12,852,000

Regional Office - VIII		12,852,000	12,852,000
Region IX - Zamboanga Peninsula		11,868,000	11,868,000

Regional Office - IX		11,868,000	11,868,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1113
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region X - Northern Mindanao		13,165,000		13,165,000

Regional Office - X		13,165,000		13,165,000
Region XI - Davao		13,110,000		13,110,000

Regional Office - XI		13,110,000		13,110,000
Region XII - SOCCSKSARGEN		11,378,000		11,378,000

Regional Office - XII		11,378,000		11,378,000
Region XIII - Caraga		10,177,000		10,177,000

Regional Office - XIII		10,177,000		10,177,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		13,996,000		13,996,000

Regional Office - BARMM		13,996,000		13,996,000
Plans Services	14,338,000	102,180,000		116,518,000

National Capital Region (NCR)	14,338,000	102,180,000		116,518,000

Central Office	14,338,000	102,180,000		116,518,000
Administration of Personnel Benefits	7,983,438,000			7,983,438,000

National Capital Region (NCR)	7,983,438,000			7,983,438,000

Central Office	7,983,438,000			7,983,438,000

Sub-total, General Administration and Support	9,073,514,000	1,235,930,000	637,190,000	10,946,634,000

Support to Operations
Conduct Research and Development on the Upgrading of the Logistics Capabilities of the PNP, including Weapons, Transportation and Criminalistic Equipment and Case Management and Intelligence System of the PNP Intelligence Research Center	8,689,000	54,340,000	4,730,000	67,759,000

National Capital Region (NCR)	8,689,000	54,340,000	4,730,000	67,759,000

Central Office	8,689,000	54,340,000	4,730,000	67,759,000
Provision of Hospitalization and Health Care Services to the Members of the PNP and their Dependents	167,712,000	616,196,000		783,908,000

National Capital Region (NCR)	167,712,000	510,608,000		678,320,000

Central Office	167,712,000	502,642,000		670,354,000
Regional Office - NCR		7,966,000		7,966,000
Region I - Ilocos		3,735,000		3,735,000

Regional Office - I		3,735,000		3,735,000

1114	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cordillera Administrative Region (CAR)	3,867,000	3,867,000

Regional Office - CAR	3,867,000	3,867,000
Region II - Cagayan Valley	3,818,000	3,818,000

Regional Office - II	3,818,000	3,818,000
Region III - Central Luzon	5,164,000	5,164,000

Regional Office - III	5,164,000	5,164,000
Region IVA - CALABARZON	3,360,000	3,360,000

Regional Office - IVA	3,360,000	3,360,000
Region IVB - MIMAROPA	2,880,000	2,880,000

Regional Office - IVB	2,880,000	2,880,000
Region V - Bicol	4,036,000	4,036,000

Regional Office - V	4,036,000	4,036,000
Region VI - Western Visayas	3,790,000	3,790,000

Regional Office - VI	3,790,000	3,790,000
Region VII - Central Visayas	4,028,000	4,028,000

Regional Office - VII	4,028,000	4,028,000
Region VIII - Eastern Visayas	3,756,000	3,756,000

Regional Office - VIII	3,756,000	3,756,000
Region IX - Zamboanga Peninsula	3,222,000	3,222,000

Regional Office - IX	3,222,000	3,222,000
Region X - Northern Mindanao	4,877,000	4,877,000

Regional Office - X	4,877,000	4,877,000
Region XI - Davao	44,895,000	44,895,000

Regional Office - XI	44,895,000	44,895,000
Region XII - SOCCSKSARGEN	4,348,000	4,348,000

Regional Office - XII	4,348,000	4,348,000
Region XIII - Caraga	5,010,000	5,010,000

Regional Office - XIII	5,010,000	5,010,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1115
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		4,802,000		4,802,000

Regional Office - BARMM		4,802,000		4,802,000

Sub-total, Support to Operations	176,401,000	670,536,000	4,730,000	851,667,000

Operations
CRIME PREVENTION AND SUPPRESSION PROGRAM	166,030,427,000	16,538,568,000	2,000,000,000	184,568,995,000

Conduct of Procurement, Transport, Storage and Distribution of Supplies and Materials, Including the Maintenance of Equipment and Facilities	2,254,800,000	9,335,560,000	2,000,000,000	13,590,360,000

National Capital Region (NCR)	2,254,800,000	5,409,478,000	2,000,000,000	9,664,278,000

Central Office	2,254,800,000	4,637,016,000	2,000,000,000	8,891,816,000
Regional Office - NCR		772,462,000		772,462,000
Region I - Ilocos		254,499,000		254,499,000

Regional Office - I		254,499,000		254,499,000
Cordillera Administrative Region (CAR)		186,775,000		186,775,000

Regional Office - CAR		186,775,000		186,775,000
Region II - Cagayan Valley		232,317,000		232,317,000

Regional Office - II		232,317,000		232,317,000
Region III - Central Luzon		343,471,000		343,471,000

Regional Office - III		343,471,000		343,471,000
Region IVA - CALABARZON		266,103,000		266,103,000

Regional Office - IVA		266,103,000		266,103,000
Region IVB - MIMAROPA		175,722,000		175,722,000

Regional Office - IVB		175,722,000		175,722,000
Region V - Bicol		367,057,000		367,057,000

Regional Office - V		367,057,000		367,057,000
Region VI - Western Visayas		302,667,000		302,667,000

Regional Office - VI		302,667,000		302,667,000
Region VII - Central Visayas		289,912,000		289,912,000

Regional Office - VII		289,912,000		289,912,000

1116	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas		283,659,000	283,659,000

Regional Office - VIII		283,659,000	283,659,000
Region IX - Zamboanga Peninsula		243,654,000	243,654,000

Regional Office - IX		243,654,000	243,654,000
Region X - Northern Mindanao		233,871,000	233,871,000

Regional Office - X		233,871,000	233,871,000
Region XI - Davao		199,417,000	199,417,000

Regional Office - XI		199,417,000	199,417,000
Region XII - SOCCSKSARGEN		180,413,000	180,413,000

Regional Office - XII		180,413,000	180,413,000
Region XIII - Caraga		173,012,000	173,012,000

Regional Office - XIII		173,012,000	173,012,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		193,533,000	193,533,000

Regional Office - BARMM		193,533,000	193,533,000
Conduct of Police Patrol Operations and Other Related Confidential Activities Against Dissidents, Subversives, Lawless Elements and Organized Crime Syndicates and Campaign Against Kidnapping, Trafficking of Women and Minors, Smuggling, Carnapping, Gunrunning, Illegal Fishing and Trafficking of Illegal Drugs	163,656,836,000	5,277,391,000	168,934,227,000

National Capital Region (NCR)	163,656,836,000	2,240,881,000	165,897,717,000

Central Office	163,656,836,000	1,721,683,000	165,378,519,000
Regional Office - NCR		519,198,000	519,198,000
Region I - Ilocos		172,056,000	172,056,000

Regional Office - I		172,056,000	172,056,000
Cordillera Administrative Region (CAR)		168,071,000	168,071,000

Regional Office - CAR		168,071,000	168,071,000
Region II - Cagayan Valley		130,160,000	130,160,000

Regional Office - II		130,160,000	130,160,000
Region III - Central Luzon		211,507,000	211,507,000

Regional Office - III		211,507,000	211,507,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1117
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region IVA – CALABARZON		276,817,000	276,817,000

Regional Office - IVA		276,817,000	276,817,000
Region IVB - MIMAROPA		119,310,000	119,310,000

Regional Office - IVB		119,310,000	119,310,000
Region V - Bicol		206,979,000	206,979,000

Regional Office - V		206,979,000	206,979,000
Region VI - Western Visayas		262,400,000	262,400,000

Regional Office - VI		262,400,000	262,400,000
Region VII - Central Visayas		221,913,000	221,913,000

Regional Office - VII		221,913,000	221,913,000
Region VIII - Eastern Visayas		188,945,000	188,945,000

Regional Office - VIII		188,945,000	188,945,000
Region IX - Zamboanga Peninsula		190,930,000	190,930,000

Regional Office - IX		190,930,000	190,930,000
Region X - Northern Mindanao		186,268,000	186,268,000

Regional Office - X		186,268,000	186,268,000
Region XI - Davao		184,791,000	184,791,000

Regional Office - XI		184,791,000	184,791,000
Region XII - SOCCSKSARGEN		159,874,000	159,874,000

Regional Office - XII		159,874,000	159,874,000
Region XIII - Caraga		156,169,000	156,169,000

Regional Office - XIII		156,169,000	156,169,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		200,320,000	200,320,000

Regional Office - BARMM		200,320,000	200,320,000
Conduct of Intelligence and Counterintelligence Activities	70,605,000	1,594,105,000	1,664,710,000

National Capital Region (NCR)	70,605,000	1,281,401,000	1,352,006,000

Central Office	70,605,000	1,253,022,000	1,323,627,000
Regional Office - NCR		28,379,000	28,379,000

1118	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I - Ilocos	17,853,000	17,853,000

Regional Office - I	17,853,000	17,853,000
Cordillera Administrative Region (CAR)	15,833,000	15,833,000

Regional Office - CAR	15,833,000	15,833,000
Region II - Cagayan Valley	16,165,000	16,165,000

Regional Office - II	16,165,000	16,165,000
Region III - Central Luzon	25,277,000	25,277,000

Regional Office - III	25,277,000	25,277,000
Region IVA - CALABARZON	23,545,000	23,545,000

Regional Office - IVA	23,545,000	23,545,000
Region IVB - MIMAROPA	12,567,000	12,567,000

Regional Office - IVB	12,567,000	12,567,000
Region V - Bicol	19,990,000	19,990,000

Regional Office - V	19,990,000	19,990,000
Region VI - Western Visayas	23,923,000	23,923,000

Regional Office - VI	23,923,000	23,923,000
Region VII - Central Visayas	22,055,000	22,055,000

Regional Office - VII	22,055,000	22,055,000
Region VIII - Eastern Visayas	21,821,000	21,821,000

Regional Office - VIII	21,821,000	21,821,000
Region IX - Zamboanga Peninsula	18,143,000	18,143,000

Regional Office - IX	18,143,000	18,143,000
Region X - Northern Mindanao	22,032,000	22,032,000

Regional Office - X	22,032,000	22,032,000
Region XI - Davao	17,240,000	17,240,000

Regional Office - XI	17,240,000	17,240,000
Region XII - SOCCSKSARGEN	16,026,000	16,026,000

Regional Office - XII	16,026,000	16,026,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1119
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XIII - Caraga		17,726,000	17,726,000

Regional Office - XIII		17,726,000	17,726,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		22,508,000	22,508,000

Regional Office - BARMM		22,508,000	22,508,000
Conduct of Community Awareness, Public Relations Activities and Community Work and Development, Including Disaster Preparedness, Community Organization and Mobilization, Community Development, Relief Operations and Other Related Activities which are Confidential in Nature	48,186,000	331,512,000	379,698,000

National Capital Region (NCR)	48,186,000	264,007,000	312,193,000

Central Office	48,186,000	258,483,000	306,669,000
Regional Office - NCR		5,524,000	5,524,000
Region I - Ilocos		3,464,000	3,464,000

Regional Office - I		3,464,000	3,464,000
Cordillera Administrative Region (CAR)		4,096,000	4,096,000

Regional Office - CAR		4,096,000	4,096,000
Region II - Cagayan Valley		4,729,000	4,729,000

Regional Office - II		4,729,000	4,729,000
Region III - Central Luzon		4,563,000	4,563,000

Regional Office - III		4,563,000	4,563,000
Region IVA - CALABARZON		4,535,000	4,535,000

Regional Office - IVA		4,535,000	4,535,000
Region IVB - MIMAROPA		2,253,000	2,253,000

Regional Office - IVB		2,253,000	2,253,000
Region V - Bicol		4,688,000	4,688,000

Regional Office - V		4,688,000	4,688,000
Region VI - Western Visayas		4,985,000	4,985,000

Regional Office - VI		4,985,000	4,985,000
Region VII - Central Visayas		4,082,000	4,082,000

Regional Office - VII		4,082,000	4,082,000

1120	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas		4,245,000	4,245,000

Regional Office - VIII		4,245,000	4,245,000
Region IX - Zamboanga Peninsula		3,408,000	3,408,000

Regional Office - IX		3,408,000	3,408,000
Region X - Northern Mindanao		4,505,000	4,505,000

Regional Office - X		4,505,000	4,505,000
Region XI - Davao		4,453,000	4,453,000

Regional Office - XI		4,453,000	4,453,000
Region XII - SOCCSKSARGEN		3,920,000	3,920,000

Regional Office - XII		3,920,000	3,920,000
Region XIII - Caraga		4,573,000	4,573,000

Regional Office - XIII		4,573,000	4,573,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		5,006,000	5,006,000

Regional Office - BARMM		5,006,000	5,006,000
CRIME INVESTIGATION PROGRAM	77,710,000	695,860,000	773,570,000

Conduct of Criminal Investigation and Other Related Confidential Activities	77,710,000	695,860,000	773,570,000

National Capital Region (NCR)	77,710,000	454,832,000	532,542,000

Central Office	77,710,000	385,511,000	463,221,000
Regional Office - NCR		69,321,000	69,321,000
Region I - Ilocos		12,158,000	12,158,000

Regional Office - I		12,158,000	12,158,000
Cordillera Administrative Region (CAR)		11,872,000	11,872,000

Regional Office - CAR		11,872,000	11,872,000
Region II - Cagayan Valley		8,802,000	8,802,000

Regional Office - II		8,802,000	8,802,000
Region III - Central Luzon		21,368,000	21,368,000

Regional Office - III		21,368,000	21,368,000
Region IVA - CALABARZON		23,626,000	23,626,000

Regional Office - IVA		23,626,000	23,626,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1121
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region IVB - MIMAROPA		7,546,000	7,546,000

Regional Office - IVB		7,546,000	7,546,000
Region V - Bicol		12,511,000	12,511,000

Regional Office - V		12,511,000	12,511,000
Region VI - Western Visayas		18,353,000	18,353,000

Regional Office - VI		18,353,000	18,353,000
Region VII - Central Visayas		26,540,000	26,540,000

Regional Office - VII		26,540,000	26,540,000
Region VIII - Eastern Visayas		12,237,000	12,237,000

Regional Office - VIII		12,237,000	12,237,000
Region IX - Zamboanga Peninsula		12,433,000	12,433,000

Regional Office - IX		12,433,000	12,433,000
Region X - Northern Mindanao		14,312,000	14,312,000

Regional Office - X		14,312,000	14,312,000
Region XI - Davao		22,644,000	22,644,000

Regional Office - XI		22,644,000	22,644,000
Region XII - SOCCSKSARGEN		10,079,000	10,079,000

Regional Office - XII		10,079,000	10,079,000
Region XIII - Caraga		9,454,000	9,454,000

Regional Office - XIII		9,454,000	9,454,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		17,093,000	17,093,000

Regional Office - BARMM		17,093,000	17,093,000
POLICE EDUCATION PROGRAM	1,046,574,000	312,889,000	1,359,463,000

Research and Development Activities	3,259,000	321,000	3,580,000

National Capital Region (NCR)	3,259,000	321,000	3,580,000

Central Office	3,259,000	321,000	3,580,000
Education and Training Program	1,043,315,000	312,568,000	1,355,883,000

National Capital Region (NCR)	1,043,315,000	312,568,000	1,355,883,000

Central Office	1,043,315,000	195,568,000	1,238,883,000
Philippine National Police Academy		117,000,000	117,000,000

1122	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Sub-total, Operations	167,154,711,000	17,547,317,000	2,000,000,000	186,702,028,000

Total, Regular Programs	176,404,626,000	19,453,783,000	2,641,920,000	198,500,329,000

PROJECTS
Locally-Funded Project(s)
Construction of Police Stations			449,526,000	449,526,000

Region I - Ilocos			110,079,000	110,079,000

Regional Office - I			110,079,000	110,079,000
Cordillera Administrative Region (CAR)			68,347,000	68,347,000

Regional Office - CAR			68,347,000	68,347,000
Region II - Cagayan Valley			10,551,000	10,551,000

Regional Office - II			10,551,000	10,551,000
Region IVA - CALABARZON			21,102,000	21,102,000

Regional Office - IVA			21,102,000	21,102,000
Region V - Bicol			10,551,000	10,551,000

Regional Office - V			10,551,000	10,551,000
Region VI - Western Visayas			112,835,000	112,835,000

Regional Office - VI			112,835,000	112,835,000
Region IX - Zamboanga Peninsula			21,102,000	21,102,000

Regional Office - IX			21,102,000	21,102,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			94,959,000	94,959,000

Regional Office - BARMM			94,959,000	94,959,000
PNP Project Convergence on Manila Bay Rehabilitation		26,982,000		26,982,000

National Capital Region (NCR)		26,982,000		26,982,000

Central Office		26,982,000		26,982,000
Philippine Anti-Illegal Drugs Strategy		546,276,000		546,276,000

National Capital Region (NCR)		546,276,000		546,276,000

Central Office		546,276,000		546,276,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1123
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

End of Local Communist Armed Conflict (ELCAC)	1,084,433,000	1,084,433,000

National Capital Region (NCR)	155,000,000	155,000,000

Central Office	100,000,000	100,000,000
Regional Office - NCR	55,000,000	55,000,000
Region I - Ilocos	60,000,000	60,000,000

Regional Office - I	60,000,000	60,000,000
Cordillera Administrative Region (CAR)	50,000,000	50,000,000

Regional Office - CAR	50,000,000	50,000,000
Region II - Cagayan Valley	55,000,000	55,000,000

Regional Office - II	55,000,000	55,000,000
Region III - Central Luzon	61,433,000	61,433,000

Regional Office - III	61,433,000	61,433,000
Region IVA - CALABARZON	62,000,000	62,000,000

Regional Office - IVA	62,000,000	62,000,000
Region IVB - MIMAROPA	40,000,000	40,000,000

Regional Office - IVB	40,000,000	40,000,000
Region V - Bicol	60,000,000	60,000,000

Regional Office - V	60,000,000	60,000,000
Region VI - Western Visayas	60,000,000	60,000,000

Regional Office - VI	60,000,000	60,000,000
Region VII - Central Visayas	60,000,000	60,000,000

Regional Office - VII	60,000,000	60,000,000
Region VIII - Eastern Visayas	60,000,000	60,000,000

Regional Office - VIII	60,000,000	60,000,000
Region IX - Zamboanga Peninsula	60,000,000	60,000,000

Regional Office - IX	60,000,000	60,000,000
Region X - Northern Mindanao	61,000,000	61,000,000

Regional Office - X	61,000,000	61,000,000

1124	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XI - Davao	60,000,000		60,000,000

Regional Office - XI	60,000,000		60,000,000
Region XII - SOCCSKSARGEN	60,000,000		60,000,000

Regional Office - XII	60,000,000		60,000,000
Region XIII - Caraga	60,000,000		60,000,000

Regional Office - XIII	60,000,000		60,000,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	60,000,000		60,000,000

Regional Office - BARMM	60,000,000		60,000,000
Operational Requirements of the PNP Integrity Monitoring and Enforcement Group (IMEG)	20,000,000		20,000,000

National Capital Region (NCR)	20,000,000		20,000,000

Central Office	20,000,000		20,000,000
Quick Response Fund	50,000,000		50,000,000

National Capital Region (NCR)	50,000,000		50,000,000

Central Office	50,000,000		50,000,000
Establishment of Unified Forensic Data Management System Portal	109,980,000	345,120,000	455,100,000

National Capital Region (NCR)	109,980,000	345,120,000	455,100,000

Central Office	109,980,000	345,120,000	455,100,000
Enhancement of National Police Clearance System	67,272,000	232,728,000	300,000,000

National Capital Region (NCR)	67,272,000	232,728,000	300,000,000

Central Office	67,272,000	232,728,000	300,000,000
Integrated Investigation and Detective Management Portal using Next Generation Investigation Solution	248,200,000	32,860,000	281,060,000

National Capital Region (NCR)	248,200,000	32,860,000	281,060,000

Central Office	248,200,000	32,860,000	281,060,000
Establishment of Camp BGen Rafael T. Crame Safe Camp Security System	138,991,000	161,009,000	300,000,000

National Capital Region (NCR)	138,991,000	161,009,000	300,000,000

Central Office	138,991,000	161,009,000	300,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1125
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Firearm Stimulator System		105,000,000	105,000,000

National Capital Region (NCR)		105,000,000	105,000,000

Central Office		105,000,000	105,000,000
Highway Patrol Group Information Management System	19,598,000	9,400,000	28,998,000

National Capital Region (NCR)	19,598,000	9,400,000	28,998,000

Central Office	19,598,000	9,400,000	28,998,000
Enhancement of Fishing Vessel Clearance System	25,508,000	19,309,000	44,817,000

National Capital Region (NCR)	25,508,000	19,309,000	44,817,000

Central Office	25,508,000	19,309,000	44,817,000
PNPTI ICT Capability Enhancement Project	11,674,000	237,240,000	248,914,000

National Capital Region (NCR)	11,674,000	237,240,000	248,914,000

Central Office	11,674,000	237,240,000	248,914,000
Establishment of NCR IT Center	6,795,000	477,780,000	484,575,000

National Capital Region (NCR)	6,795,000	477,780,000	484,575,000

Regional Office - NCR	6,795,000	477,780,000	484,575,000
Establishment of Regional IT Center	49,740,000	87,690,000	137,430,000

Region I - Ilocos	8,290,000	14,615,000	22,905,000

Regional Office - I	8,290,000	14,615,000	22,905,000
Region V - Bicol	8,290,000	14,615,000	22,905,000

Regional Office - V	8,290,000	14,615,000	22,905,000
Region VII - Central Visayas	8,290,000	14,615,000	22,905,000

Regional Office - VII	8,290,000	14,615,000	22,905,000
Region VIII - Eastern Visayas	8,290,000	14,615,000	22,905,000

Regional Office - VIII	8,290,000	14,615,000	22,905,000
Region IX - Zamboanga Peninsula	8,290,000	14,615,000	22,905,000

Regional Office - IX	8,290,000	14,615,000	22,905,000
Region X - Northern Mindanao	8,290,000	14,615,000	22,905,000

Regional Office - X	8,290,000	14,615,000	22,905,000

1126	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

e-Complaints Referral and Monitoring Information System (e-CRMIS)	156,000		156,000

National Capital Region (NCR)	156,000		156,000

Central Office	156,000		156,000
PNP Drug Related Data Integration and Generation System (PNP-DRDIGS)	53,555,000	196,445,000	250,000,000

National Capital Region (NCR)	53,555,000	196,445,000	250,000,000

Central Office	53,555,000	196,445,000	250,000,000
Law Enforcement Reporting Information System	1,155,233,000	61,488,000	1,216,721,000

National Capital Region (NCR)	1,155,233,000	61,488,000	1,216,721,000

Central Office	1,155,233,000	61,488,000	1,216,721,000
PNP Cybersecurity Operation Center	7,710,000	16,740,000	24,450,000

National Capital Region (NCR)	7,710,000	16,740,000	24,450,000

Central Office	7,710,000	16,740,000	24,450,000
Students Computer Base Examination Information System	1,212,000	5,230,000	6,442,000

National Capital Region (NCR)	1,212,000	5,230,000	6,442,000

Central Office	1,212,000	5,230,000	6,442,000
Students Data Integration and Generation System	1,212,000	5,230,000	6,442,000

National Capital Region (NCR)	1,212,000	5,230,000	6,442,000

Central Office	1,212,000	5,230,000	6,442,000
Establishment of Centralized Computer Network in All Camps of PNPTI	8,147,000	49,590,000	57,737,000

National Capital Region (NCR)	8,147,000	49,590,000	57,737,000

Central Office	8,147,000	49,590,000	57,737,000
Establishment of Security Monitoring System (CCTV System) in All Camps of PNPTI	380,000	5,700,000	6,080,000

National Capital Region (NCR)	380,000	5,700,000	6,080,000

Central Office	380,000	5,700,000	6,080,000
Parking Management Information System	6,015,000	4,315,000	10,330,000

National Capital Region (NCR)	6,015,000	4,315,000	10,330,000

Central Office	6,015,000	4,315,000	10,330,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1127
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Construction of New Building of the PNP National Headquarters (Phase 2)	300,000,000	300,000,000

National Capital Region (NCR)	300,000,000	300,000,000

Central Office	300,000,000	300,000,000
Construction of Area Police Command - Visayas Headquarters Building - PRO-7 (Negros Oriental)	80,000,000	80,000,000

Region VII - Central Visayas	80,000,000	80,000,000

Regional Office - VII	80,000,000	80,000,000
Construction of Provincial Mobile Force Company (PMFC) Building - PRO-COR (Mountain Province)	45,000,000	45,000,000

Cordillera Administrative Region (CAR)	45,000,000	45,000,000

Regional Office - CAR	45,000,000	45,000,000
Construction of Regional Mobile Force Battalion (RMFB) Building - PRO-2 (Tuguegarao City, Cagayan)	70,000,000	70,000,000

Region II - Cagayan Valley	70,000,000	70,000,000

Regional Office - II	70,000,000	70,000,000
Construction of Regional Mobile Force Battalion (RMFB) Building - PRO-3 (San Fernando City, Pampanga)	70,000,000	70,000,000

Region III - Central Luzon	70,000,000	70,000,000

Regional Office - III	70,000,000	70,000,000
Construction of PRO-8 Administrative Building (Palo, Leyte)	34,500,000	34,500,000

Region VIII - Eastern Visayas	34,500,000	34,500,000

Regional Office - VIII	34,500,000	34,500,000
Construction of Police Regional Office-IX Headquarters Building (Zamboanga del Sur)	34,500,000	34,500,000

Region IX - Zamboanga Peninsula	34,500,000	34,500,000

Regional Office - IX	34,500,000	34,500,000
Construction of Regional Headquarters and Regional Support Units - PRO-3 (Pampanga)	34,500,000	34,500,000

Region III - Central Luzon	34,500,000	34,500,000

Regional Office - III	34,500,000	34,500,000

1128	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Construction of Regional Maritime Unit Building - PRO-1 (San Fernando City, La Union)	12,500,000	12,500,000

Region I - Ilocos	12,500,000	12,500,000

Regional Office - I	12,500,000	12,500,000
Acquisition of All Terrain Amphibious Rescue Vehicles	250,000,000	250,000,000

Region V - Bicol	250,000,000	250,000,000

Regional Office - V	250,000,000	250,000,000
Rehabilitation of the PNP Aviation Security Unit 11 Office Building, Sasa, Davao	5,000,000	5,000,000

Region XI - Davao	5,000,000	5,000,000

Regional Office - XI	5,000,000	5,000,000
Construction of a Three-Storey RLRDD Building, Fort San Pedro, Iloilo City	20,000,000	20,000,000

Region VI - Western Visayas	20,000,000	20,000,000

Regional Office - VI	20,000,000	20,000,000
Procurement of a Fire Truck for NCRPO, Camp Bagong Diwa, Taguig City	6,500,000	6,500,000

National Capital Region (NCR)	6,500,000	6,500,000

Central Office	6,500,000	6,500,000
Procurement of Equipment and Systems for PNP Forensics and SAF Facilities, Camp Bagong Diwa, Taguig City	12,500,000	12,500,000

National Capital Region (NCR)	12,500,000	12,500,000

Central Office	12,500,000	12,500,000
Procurement of a Mobile Forensics Van for PNP RFU-NCR SOCO, Taguig City	2,500,000	2,500,000

National Capital Region (NCR)	2,500,000	2,500,000

Central Office	2,500,000	2,500,000
Procurement of Firefighting Equipment and Firefighting Suits for NCRPO, Camp Bagong Diwa, Taguig City	500,000	500,000

National Capital Region (NCR)	500,000	500,000

Central Office	500,000	500,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1129
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Construction of a Male Dormitory (Phase 1) for SAF Training School, Fort Sto. Domingo, Sta. Rosa, Laguna						25,000,000		25,000,000

National Capital Region (NCR)						25,000,000		25,000,000

Central Office						25,000,000		25,000,000
Construction of a Grandstand with Site Development for SAF Training School, Fort Sto. Domingo, Sta. Rosa, Laguna						25,000,000		25,000,000

National Capital Region (NCR)						25,000,000		25,000,000

Central Office						25,000,000		25,000,000
Procurement of Equipment and Systems for PNP Forensics and Operational Support, RFU-Region 7, Lahug, Cebu City						5,000,000		5,000,000

National Capital Region (NCR)						5,000,000		5,000,000

Central Office						5,000,000		5,000,000
Women and Children Protection Center: Purchase of IT Software for Mobile Forensic Investigation						5,000,000		5,000,000

National Capital Region (NCR)						5,000,000		5,000,000

Central Office						5,000,000		5,000,000

Sub-total, Locally-Funded Project(s)				3,644,069,000		3,535,400,000		7,179,469,000

Total, Project(s)				3,644,069,000		3,535,400,000		7,179,469,000

TOTAL NEW APPROPRIATIONS	₱	176,404,626,000	₱	23,097,852,000	₱	6,177,320,000	₱	205,679,798,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,822,536

Total Permanent Positions	2,822,536

Other Compensation Common to All
Personnel Economic Relief Allowance	281,184
Representation Allowance	1,536
Transportation Allowance	1,536
Clothing and Uniform Allowance	82,012
Honoraria	166,731
Mid-Year Bonus - Civilian	235,213

1130	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Year End Bonus	235,213
Cash Gift	58,580
Productivity Enhancement Incentive	58,580
Step Increment	7,057

Total Other Compensation Common to All	1,127,642

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	46,620
Longevity Pay	15,557
Other Personnel Benefits	21,543

Total Other Compensation for Specific Groups	83,720

Other Benefits
PAG-IBIG Contributions	28,119
PhilHealth Contributions	70,540
Employees Compensation Insurance Premiums	14,060
Loyalty Award - Civilian	21,180
Terminal Leave	56,319

Total Other Benefits	190,218

Military/Uniformed Personnel
Basic Pay
Base Pay	89,650,424
Creation of New Positions	581,165

Total Basic Pay	90,231,589

Other Compensation Common to All
Personnel Economic Relief Allowance	5,322,072
Clothing/ Uniform Allowance	2,146,944
Subsistence Allowance	12,140,977
Laundry Allowance	85,186
Quarters Allowance	1,186,037
Longevity Pay	17,777,201
Mid-Year Bonus - Military/Uniformed Personnel	7,470,869
Year-end Bonus	7,470,869
Cash Gift	1,108,765
Productivity Enhancement Incentive	1,108,765

Total Other Compensation Common to All	55,817,685

Other Compensation for Specific Groups
Hazardous Duty Pay	887,140
Special Duty Allowance	166,974
Flying Pay	34,792
Overseas Allowance	90,605
Sea Duty Pay	363,075

DECEMBER 30, 2024	OFFICIAL GAZETTE	1131
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Combat Incentive Pay	4,936,896
Hazard Duty Pay	1,429,507
Training Subsistence Allowance	244,072
Civil Disturbance Control Subsistence Allowance	111,524
Subsistence of Detainees	125,093
Hardship Allowance	602
Combat Duty Pay	6,958,764
Incentive Pay	26,581
Instructor’s Duty Pay	170,821
Medal of Valor Award	49,500
Hospitalization Expenses	99,233
Specialist’s Pay	34,187
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,725,684

Total Other Compensation for Specific Groups	17,455,050

Other Benefits
Special Group Term Insurance	15,966
PAG-IBIG Contributions	532,207
PhilHealth Contributions	2,241,639
Employees Compensation Insurance Premiums	266,104
Retirement Gratuity	2,414,409
Terminal Leave	3,205,861

Total Other Benefits	8,676,186

Total Personnel Services	176,404,626

Maintenance and Other Operating Expenses
Travelling Expenses	307,245
Training and Scholarship Expenses	1,169,008
Supplies and Materials Expenses	13,065,558
Utility Expenses	1,395,974
Communication Expenses	801,393
Awards/Rewards and Prizes	5,234
Survey, Research, Exploration and Development Expenses	128
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	1,306,029
Professional Services	108,274
General Services	137,776
Repairs and Maintenance	1,277,016
Financial Assistance/Subsidy	1,720,704
Taxes, Insurance Premiums and Other Fees	211,014
Other Maintenance and Operating Expenses
Advertising Expenses	2,571
Printing and Publication Expenses	192,946
Representation Expenses	4,358
Transportation and Delivery Expenses	22,004
Rent/Lease Expenses	294,676
Subscription Expenses	735,876
Other Maintenance and Operating Expenses	340,068

Total Maintenance and Other Operating Expenses	23,097,852

Total Current Operating Expenditures	199,502,478

1132	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,200,526
Machinery and Equipment Outlay	3,488,547
Transportation Equipment Outlay	1,484,747
Furniture, Fixtures, and Books Outlay	3,500

Total Capital Outlays	6,177,320

TOTAL NEW APPROPRIATIONS	205,679,798

J. PHILIPPINE PUBLIC SAFETY COLLEGE

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	985,659,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	76,400,000	₱	68,357,000	₱	37,885,000	₱	182,642,000
Operations		290,321,000		460,928,000		26,400,000		777,649,000

PUBLIC SAFETY EDUCATION PROGRAM		290,321,000		460,928,000		26,400,000		777,649,000

Total, Regular Programs		366,721,000		529,285,000		64,285,000		960,291,000

B. PROJECT(S)
Locally-Funded Project(s)				7,538,000		17,830,000		25,368,000

Total, Project(s)				7,538,000		17,830,000		25,368,000

TOTAL NEW APPROPRIATIONS	₱	366,721,000	₱	536,823,000	₱	82,115,000	₱	985,659,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Public Safety College (PPSC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PPSC’s website.

The PPSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	1133
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	59,449,000	₱	68,357,000	₱	37,885,000	₱	165,691,000
Administration of Personnel Benefits		16,951,000						16,951,000

Sub-total, General Administration and Support		76,400,000		68,357,000		37,885,000		182,642,000

Operations
PUBLIC SAFETY EDUCATION PROGRAM		290,321,000		460,928,000		26,400,000		777,649,000

Research and Development Activities		28,788,000		794,000				29,582,000
Education and Training Program		261,533,000		460,134,000		26,400,000		748,067,000

Sub-total, Operations		290,321,000		460,928,000		26,400,000		777,649,000

Total, Regular Programs		366,721,000		529,285,000		64,285,000		960,291,000

PROJECTS
Locally-Funded Project(s)
Enhancement of Electronics Student Information System (ESIS)				957,000				957,000
Development of Electronic Library System				1,278,000		250,000		1,528,000
Enhancement of Online Learning Management System				1,140,000				1,140,000
Development of Financial Management System (FMIS)				366,000		120,000		486,000
Development of Asset Management and
Inventory System (AMIS)				288,000		120,000		408,000
Hybrid Learning Set-up				848,000		17,340,000		18,188,000
Integration of Cybersecurity in the Curriculum of PPSC Courses				2,661,000				2,661,000

Sub-total, Locally-Funded Project(s)				7,538,000		17,830,000		25,368,000

Total, Project(s)				7,538,000		17,830,000		25,368,000

TOTAL NEW APPROPRIATIONS	₱	366,721,000	₱	536,823,000	₱	82,115,000	₱	985,659,000

1134	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	72,008

Total Permanent Positions	72,008

Other Compensation Common to All
Personnel Economic Relief Allowance	3,600
Representation Allowance	1,062
Transportation Allowance	1,062
Clothing and Uniform Allowance	1,050
Honoraria	113,477
Mid-Year Bonus - Civilian	6,001
Year End Bonus	6,001
Cash Gift	750
Productivity Enhancement Incentive	750
Step Increment	180

Total Other Compensation Common to All	133,933

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	11,845

Total Other Compensation for Specific Groups	11,845

Other Benefits
PAG-IBIG Contributions	360
PhilHealth Contributions	1,748
Employees Compensation Insurance Premiums	180
Loyalty Award - Civilian	50
Terminal Leave	5,106

Total Other Benefits	7,444

Military/Uniformed Personnel
Basic Pay
Base Pay	92,079

Total Basic Pay	92,079

Other Compensation Common to All
Personnel Economic Relief Allowance	4,800
Clothing/ Uniform Allowance	13,280

DECEMBER 30, 2024	OFFICIAL GAZETTE	1135
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Subsistence Allowance	10,950
Mid-Year Bonus - Military/Uniformed Personnel	7,673
Year-end Bonus	7,673
Cash Gift	1,000
Productivity Enhancement Incentive	1,000

Total Other Compensation Common to All	46,376

Other Benefits
Special Group Term Insurance	14
PAG-IBIG Contributions	480
PhilHealth Contributions	2,302
Employees Compensation Insurance Premiums	240

Total Other Benefits	3,036

Total Personnel Services	366,721

Maintenance and Other Operating Expenses
Travelling Expenses	40,189
Training and Scholarship Expenses	117,317
Supplies and Materials Expenses	211,633
Utility Expenses	24,774
Communication Expenses	28,371
Survey, Research, Exploration and Development Expenses	148
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	370
Professional Services	3,494
General Services	15,374
Repairs and Maintenance	60,571
Taxes, Insurance Premiums and Other Fees	303
Other Maintenance and Operating Expenses
Advertising Expenses	145
Printing and Publication Expenses	3,903
Representation Expenses	6,460
Rent/Lease Expenses	13,200
Membership Dues and Contributions to Organizations	127
Subscription Expenses	10,444

Total Maintenance and Other Operating Expenses	536,823

Total Current Operating Expenditures	903,544

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	26,400
Machinery and Equipment Outlay	18,915
Transportation Equipment Outlay	36,800

Total Capital Outlays	82,115

TOTAL NEW APPROPRIATIONS	985,659

1136	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	3,979,224,000	₱	3,712,796,000	₱	402,486,000	₱	8,094,506,000
B. BUREAU OF FIRE PROTECTION		26,913,490,000		2,497,078,000		1,651,707,000		31,062,275,000
C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY		17,533,624,000		7,572,056,000		4,246,088,000		29,351,768,000
D. LOCAL GOVERNMENT ACADEMY		33,901,000		487,903,000		4,314,000		526,118,000
E. NATIONAL COMMISSION ON MUSLIM FILIPINOS		687,422,000		308,177,000		137,290,000		1,132,889,000
F. NATIONAL POLICE COMMISSION		1,738,070,000		404,856,000		317,611,000		2,460,537,000
G. NATIONAL YOUTH COMMISSION		83,349,000		517,532,000		31,545,000		632,426,000
H. PHILIPPINE COMMISSION ON WOMEN		51,855,000		115,647,000		8,380,000		175,882,000
I. PHILIPPINE NATIONAL POLICE		176,404,626,000		23,097,852,000		6,177,320,000		205,679,798,000
J. PHILIPPINE PUBLIC SAFETY COLLEGE		366,721,000		536,823,000		82,115,000		985,659,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	₱	227,792,282,000	₱	39,250,720,000	₱	13,058,856,000	₱	280,101,858,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1137
DEPARTMENT OF JUSTICE

XVII. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	10,526,004,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,074,641,000	₱	1,385,726,000	₱	33,300,000	₱	2,493,667,000
Support to Operations		26,315,000		47,286,000		13,698,000		87,299,000
Operations		6,738,850,000		763,907,000		272,526,000		7,775,283,000

LAW ENFORCEMENT PROGRAM		6,601,682,000		700,517,000		272,526,000		7,574,725,000
CORRECTIONS PROGRAM		32,702,000		8,781,000				41,483,000
LEGAL SERVICES PROGRAM		104,466,000		54,609,000				159,075,000

Total, Regular Programs		7,839,806,000		2,196,919,000		319,524,000		10,356,249,000

B. PROJECT(S)
Locally-Funded Project(s)				121,719,000		48,036,000		169,755,000

Total, Project(s)				121,719,000		48,036,000		169,755,000

TOTAL NEW APPROPRIATIONS	₱	7,839,806,000	₱	2,318,638,000	₱	367,560,000	₱	10,526,004,000

Special Provision(s)

1. Reporting and Posting Requirements. The Department of Justice (DOJ) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOJ’s website.

The DOJ shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1138	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	620,507,000	₱	1,385,726,000	₱	33,300,000	₱	2,039,533,000

National Capital Region (NCR)		620,507,000		1,385,726,000		33,300,000		2,039,533,000

Central Office		620,507,000		1,385,726,000		33,300,000		2,039,533,000
Administration of Personnel Benefits		454,134,000						454,134,000

National Capital Region (NCR)		454,134,000						454,134,000

Central Office		454,134,000						454,134,000

Sub-total, General Administration and Support		1,074,641,000		1,385,726,000		33,300,000		2,493,667,000

Support to Operations
Planning and Management Services		17,279,000		5,558,000				22,837,000

National Capital Region (NCR)		17,279,000		5,558,000				22,837,000

Central Office		17,279,000		5,558,000				22,837,000
Information and Communications Technology Services		9,036,000		41,728,000		13,698,000		64,462,000

National Capital Region (NCR)		9,036,000		41,728,000		13,698,000		64,462,000

Central Office		9,036,000		41,728,000		13,698,000		64,462,000

Sub-total, Support to Operations		26,315,000		47,286,000		13,698,000		87,299,000

Operations
LAW ENFORCEMENT PROGRAM		6,601,682,000		700,517,000		272,526,000		7,574,725,000

PROSECUTION SUB-PROGRAM		6,534,668,000		180,206,000		270,864,000		6,985,738,000

Investigation and Prosecution Services		6,534,668,000		180,206,000		270,864,000		6,985,738,000

National Capital Region (NCR)		6,534,668,000		180,206,000		270,864,000		6,985,738,000

Central Office		6,534,668,000		180,206,000		270,864,000		6,985,738,000
WITNESS PROTECTION SUB-PROGRAM		46,585,000		377,595,000				424,180,000

Witness Protection, Security and Benefit Services		46,585,000		377,595,000				424,180,000

National Capital Region (NCR)		46,585,000		377,595,000				424,180,000

Central Office		46,585,000		377,595,000				424,180,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1139
DEPARTMENT OF JUSTICE

SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM	20,429,000	142,716,000	1,662,000	164,807,000

Special Protection of Children Pursuant to E.O. 53, s. 2011		10,759,000		10,759,000

National Capital Region (NCR)		10,759,000		10,759,000

Central Office		10,759,000		10,759,000
Anti-Trafficking in Persons Enforcement Pursuant to R.A. No. 9208	287,000	118,939,000		119,226,000

National Capital Region (NCR)	287,000	118,939,000		119,226,000

Central Office	287,000	118,939,000		119,226,000
Competition Enforcement Pursuant to R.A. No. 10667	8,041,000	1,696,000		9,737,000

National Capital Region (NCR)	8,041,000	1,696,000		9,737,000

Central Office	8,041,000	1,696,000		9,737,000
Anti-Cybercrime Enforcement Pursuant to R.A. No. 10175	12,101,000	11,322,000	1,662,000	25,085,000

National Capital Region (NCR)	12,101,000	11,322,000	1,662,000	25,085,000

Central Office	12,101,000	11,322,000	1,662,000	25,085,000
CORRECTIONS PROGRAM	32,702,000	8,781,000		41,483,000

Evaluation of Convicted Prisoners for Grant of Parole and Recommendation for Executive Clemency	32,702,000	3,908,000		36,610,000

National Capital Region (NCR)	32,702,000	3,908,000		36,610,000

Central Office	32,702,000	3,908,000		36,610,000
Victims Compensation Services pursuant to R.A. No. 7309		4,873,000		4,873,000

National Capital Region (NCR)		4,873,000		4,873,000

Central Office		4,873,000		4,873,000
LEGAL SERVICES PROGRAM	104,466,000	54,609,000		159,075,000

Rendition of Various Legal Services (with the Secretary of Justice as Attorney General)	104,466,000	46,503,000		150,969,000

National Capital Region (NCR)	104,466,000	46,503,000		150,969,000

Central Office	104,466,000	46,503,000		150,969,000
Attendance to the Negotiation and Implementation of Economic Agreements		8,106,000		8,106,000

1140	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)		8,106,000		8,106,000

Central Office		8,106,000		8,106,000

Sub-total, Operations	6,738,850,000	763,907,000	272,526,000	7,775,283,000

Total, Regular Programs	7,839,806,000	2,196,919,000	319,524,000	10,356,249,000

PROJECT(S)
Locally-Funded Project(s)
One Stop Shop Assistance and Complaints Handling Program		8,000,000		8,000,000

National Capital Region (NCR)		8,000,000		8,000,000

Central Office		8,000,000		8,000,000
Criminal Code Committee		5,000,000		5,000,000

National Capital Region (NCR)		5,000,000		5,000,000

Central Office		5,000,000		5,000,000

National Justice Information System (NJIS)		15,613,000	42,586,000	58,199,000

National Capital Region (NCR)		15,613,000	42,586,000	58,199,000

Central Office		15,613,000	42,586,000	58,199,000
Philippine Anti-Illegal Drugs Strategy (PADS)		9,355,000		9,355,000

National Capital Region (NCR)		9,355,000		9,355,000

Central Office		9,355,000		9,355,000
Implementation of Administrative Order No. 35 (Inter-Agency Committee on Extra-Legal Killings, Enforced Disappearances, Torture and Other Grave Violations of the Right to Life, Liberty and Security of Persons)		18,722,000		18,722,000

National Capital Region (NCR)		18,722,000		18,722,000

Central Office		18,722,000		18,722,000
National Coordination Center Against Anti-Online Sexual Abuse or Exploitation of Children (OSAEC) and Anti-Child Sexual Abuse or Exploitation Materials (CSAEM)		56,114,000	5,450,000	61,564,000

National Capital Region (NCR)		56,114,000	5,450,000	61,564,000

Central Office		56,114,000	5,450,000	61,564,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1141
DEPARTMENT OF JUSTICE

Refugees and Stateless Persons Protection Unit				8,915,000				8,915,000

National Capital Region (NCR)				8,915,000				8,915,000

Central Office				8,915,000				8,915,000

Sub-total, Locally-Funded Project(s)				121,719,000		48,036,000		169,755,000

Total, Project(s)				121,719,000		48,036,000		169,755,000

TOTAL NEW APPROPRIATIONS	₱	7,839,806,000	₱	2,318,638,000	₱	367,560,000	₱	10,526,004,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	5,380,697

Total Permanent Positions	5,380,697

Other Compensation Common to All
Personnel Economic Relief Allowance	132,960
Representation Allowance	310,914
Transportation Allowance	305,388
Clothing and Uniform Allowance	38,780
Honoraria	14,325
Mid-Year Bonus - Civilian	448,392
Year End Bonus	448,392
Cash Gift	27,700
Productivity Enhancement Incentive	27,700
Step Increment	13,451

Total Other Compensation Common to All	1,768,002

Other Compensation for Specific Groups
Inquest Allowance	61,704

Total Other Compensation for Specific Groups	61,704

Other Benefits
PAG-IBIG Contributions	13,296
PhilHealth Contributions	104,273
Employees Compensation Insurance Premiums	6,648
Retirement Gratuity	348,553

1142	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Loyalty Award - Civilian	4,180
Terminal Leave	105,581

Total Other Benefits	582,531

Non-Permanent Positions	46,872

Total Personnel Services	7,839,806

Maintenance and Other Operating Expenses
Travelling Expenses	55,935
Training and Scholarship Expenses	117,293
Supplies and Materials Expenses	95,762
Utility Expenses	49,820
Communication Expenses	48,305
Awards/Rewards and Prizes	500
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,524,846
Extraordinary and Miscellaneous Expenses	32,469
Professional Services	179,029
General Services	54,679
Repairs and Maintenance	7,009
Taxes, Insurance Premiums and Other Fees	4,261
Other Maintenance and Operating Expenses
Advertising Expenses	690
Printing and Publication Expenses	12,208
Representation Expenses	66,499
Transportation and Delivery Expenses	1,482
Rent/Lease Expenses	40,914
Subscription Expenses	23,349
Other Maintenance and Operating Expenses	3,588

Total Maintenance and Other Operating Expenses	2,318,638

Total Current Operating Expenditures	10,158,444

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	255,464
Machinery and Equipment Outlay	67,546
Transportation Equipment Outlay	43,300
Furniture, Fixtures and Books Outlay	1,250

Total Capital Outlays	367,560

TOTAL NEW APPROPRIATIONS	10,526,004

B. BUREAU OF CORRECTIONS

For general administration and support, and operations, as indicated hereunder	₱	9,204,544,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1143
DEPARTMENT OF JUSTICE

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,397,353,000	₱	395,626,000	₱	268,824,000	₱	2,061,803,000
Operations		3,656,562,000		2,591,665,000		894,514,000		7,142,741,000

PRISONERS REHABILITATION PROGRAM				147,061,000		2,900,000		149,961,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		3,656,562,000		2,444,604,000		891,614,000		6,992,780,000

TOTAL NEW APPROPRIATIONS	₱	5,053,915,000	₱	2,987,291,000	₱	1,163,338,000	₱	9,204,544,000

Special Provision(s)

1. Revolving Fund for Agro-Industrial Products. The revolving fund constituted from the sale of agro-industrial products shall be used for: (i) payment of allowance to inmates working in agricultural or industrial projects at a rate of not less than Five Hundred Pesos (₱500) for each inmate per month; (ii) payment of additional subsistence and medicine allowances of inmates in the National Penitentiary; and (iii) purchase of additional supplies and materials, farm tools, and equipment for the construction, maintenance, repair and operations of agricultural or industrial projects and prison facilities. Any interest income earned shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Disbursements or expenditures by the Bureau of Corrections (BuCor) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Subsistence and Medicine Allowances of Inmates. The amounts appropriated herein shall cover the daily subsistence and medicine allowances at Seventy Pesos (₱70) and Fifteen Pesos (₱15), respectively, for fifty four thousand nine hundred eighty eight (54,988) assumed number of inmates for the year.

3. Quarters Privileges. Employees of the BuCor, COA, Philippine Postal Corporation, and public school teachers assigned at the New Bilibid Prison and Penal Colony Reservations, authorized to occupy or use existing quarters, shall shoulder the expenses for utilities, such as water, electricity, telephone, and similar charges.

4. Rice Subsidy. The amount of Fifty Million Five Hundred Twenty One Thousand Pesos (₱50,521,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of the BuCor.

5. Reporting and Posting Requirements. The BuCor shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BuCor’s website.

The BuCor shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1144	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support

General Management and Supervision	₱	73,078,000	₱	395,626,000	₱	268,824,000	₱	737,528,000

National Capital Region (NCR)		73,078,000		395,626,000		268,824,000		737,528,000

New Bilibid Prison/Correctional Institute for Women		73,078,000		395,626,000		268,824,000		737,528,000
Administration of Personnel Benefits		1,324,275,000						1,324,275,000

National Capital Region (NCR)		1,324,275,000						1,324,275,000

New Bilibid Prison/Correctional Institute for Women		1,324,275,000						1,324,275,000

Sub-total, General Administration and Support		1,397,353,000		395,626,000		268,824,000		2,061,803,000

Operations
PRISONERS REHABILITATION PROGRAM				147,061,000		2,900,000		149,961,000

Implementation, Supervision and Evaluation of Rehabilitation Programs for National Prisoners				131,799,000		1,450,000		133,249,000

National Capital Region (NCR)				81,792,000		1,450,000		83,242,000

New Bilibid Prison/Correctional Institute for Women				81,792,000		1,450,000		83,242,000
Region IVB - MIMAROPA				19,590,000				19,590,000

Iwahig Prison and Penal Farm				11,118,000				11,118,000
Sablayan Prison and Penal Farm				8,472,000				8,472,000
Region VIII - Eastern Visayas				7,121,000				7,121,000

Leyte Regional Prison				7,121,000				7,121,000
Region IX - Zamboanga Peninsula				8,614,000				8,614,000

San Ramon Prison and Penal Farm				8,614,000				8,614,000
Region XI - Davao				14,682,000				14,682,000

Davao Prison and Penal Farm				14,682,000				14,682,000
Operation and Implementation of Agro-Industries Projects				15,262,000		1,450,000		16,712,000

National Capital Region (NCR)				8,043,000		1,450,000		9,493,000

New Bilibid Prison/Correctional Institute for Women				8,043,000		1,450,000		9,493,000
Region IVB - MIMAROPA				3,397,000				3,397,000

Iwahig Prison and Penal Farm				1,979,000				1,979,000
Sablayan Prison and Penal Farm				1,418,000				1,418,000
Region IX - Zamboanga Peninsula				1,599,000				1,599,000

San Ramon Prison and Penal Farm				1,599,000				1,599,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1145
DEPARTMENT OF JUSTICE

Region XI – Davao				2,223,000				2,223,000

Davao Prison and Penal Farm				2,223,000				2,223,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		3,656,562,000		2,444,604,000		891,614,000		6,992,780,000

Supervision, Control and Management of National Prisoners		3,656,562,000		2,444,604,000		891,614,000		6,992,780,000

National Capital Region (NCR)		3,623,557,000		1,481,643,000		25,000,000		5,130,200,000

New Bilibid Prison/Correctional Institute for Women		3,623,557,000		1,481,643,000		25,000,000		5,130,200,000
Region IVB - MIMAROPA		13,345,000		333,286,000		580,279,000		926,910,000

Iwahig Prison and Penal Farm		8,613,000		179,120,000		276,079,000		463,812,000
Sablayan Prison and Penal Farm		4,732,000		154,166,000		304,200,000		463,098,000
Region VIII - Eastern Visayas		2,970,000		146,437,000		1,450,000		150,857,000

Leyte Regional Prison		2,970,000		146,437,000		1,450,000		150,857,000
Region IX - Zamboanga Peninsula		6,787,000		132,250,000		181,985,000		321,022,000

San Ramon Prison and Penal Farm		6,787,000		132,250,000		181,985,000		321,022,000
Region XI - Davao		9,903,000		350,988,000		102,900,000		463,791,000

Davao Prison and Penal Farm		9,903,000		350,988,000		102,900,000		463,791,000

Sub-total, Operations		3,656,562,000		2,591,665,000		894,514,000		7,142,741,000

TOTAL NEW APPROPRIATIONS	₱	5,053,915,000	₱	2,987,291,000	₱	1,163,338,000	₱	9,204,544,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	72,150

Total Permanent Positions	72,150

Other Compensation Common to All
Personnel Economic Relief Allowance	4,776
Representation Allowance	642
Transportation Allowance	642
Clothing and Uniform Allowance	1,393

1146	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Mid-Year Bonus - Civilian	6,013
Year End Bonus	6,013
Cash Gift	995
Productivity Enhancement Incentive	995
Step Increment	180

Total Other Compensation Common to All	21,649

Other Compensation for Specific Groups
Hazard Duty Pay	1,339
Other Personnel Benefits	1,265
Anniversary Bonus - Civilian	558

Total Other Compensation for Specific Groups	3,162

Other Benefits
PAG-IBIG Contributions	478
PhilHealth Contributions	1,736
Employees Compensation Insurance Premiums	239
Loyalty Award - Civilian	20
Terminal Leave	281

Total Other Benefits	2,754

Military/Uniformed Personnel
Basic Pay
Base Pay	2,374,363
Creation of New Positions	301,982

Total Basic Pay	2,676,345

Other Compensation Common to All
Personnel Economic Relief Allowance	154,824
Clothing/Uniform Allowance	18,462
Subsistence Allowance	348,516
Laundry Allowance	2,373
Quarters Allowance	32,027
Longevity Pay	95,134
Mid-Year Bonus - Military/Uniformed Personnel	197,864
Year End Bonus	197,864
Cash Gift	32,255
Productivity Enhancement Incentive	32,255

Total Other Compensation Common to All	1,111,574

Other Compensation for Specific Groups
Hazard Duty Pay	41,802
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,001,403
Anniversary Bonus - Military/Uniformed Personnel	19,422

Total Other Compensation for Specific Groups	1,062,627

DECEMBER 30, 2024	OFFICIAL GAZETTE	1147
DEPARTMENT OF JUSTICE

Other Benefits
Special Group Term Insurance	464
PAG-IBIG Contributions	15,482
PhilHealth Contributions	59,358
Employees Compensation Insurance Premiums	7,741
Terminal Leave	20,609

Total Other Benefits	103,654

Total Personnel Services	5,053,915

Maintenance and Other Operating Expenses
Travelling Expenses	337,443
Training and Scholarship Expenses	12,025
Supplies and Materials Expenses	2,101,060
Utility Expenses	179,046
Communication Expenses	26,538
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	288
Professional Services	39,354
General Services	31,800
Repairs and Maintenance	55,340
Financial Assistance/Subsidy	51,351
Taxes, Insurance Premiums and Other Fees	1,421
Other Maintenance and Operating Expenses
Advertising Expenses	611
Printing and Publication Expenses	1,283
Representation Expenses	19,050
Rent/Lease Expenses	38,646
Membership Dues and Contributions to Organizations	166
Subscription Expenses	86,476
Donations	330
Other Maintenance and Operating Expenses	5,063

Total Maintenance and Other Operating Expenses	2,987,291

Total Current Operating Expenditures	8,041,206

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	853,179
Machinery and Equipment Outlay	279,424
Transportation Equipment Outlay	30,735

Total Capital Outlays	1,163,338

TOTAL NEW APPROPRIATIONS	9,204,544

C. BUREAU OF IMMIGRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	5,686,941,000

1148	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	205,859,000	₱	172,026,000	₱	146,640,000	₱	524,525,000
Operations		1,080,260,000		257,048,000				1,337,308,000

BORDER CONTROL AND MANAGEMENT PROGRAM		1,080,260,000		257,048,000				1,337,308,000

Total, Regular Programs		1,286,119,000		429,074,000		146,640,000		1,861,833,000

B. PROJECT(S)
Locally-Funded Project(s)				1,053,746,000		2,771,362,000		3,825,108,000

Total, Project(s)				1,053,746,000		2,771,362,000		3,825,108,000

TOTAL NEW APPROPRIATIONS	₱	1,286,119,000	₱	1,482,820,000	₱	2,918,002,000	₱	5,686,941,000

Special Provision(s)

1. Immigration Fees and Collections. Express lane fees and charges collected by the Bureau of Immigration (BI) shall be deposited in a special trust fund account with a government bank to be used exclusively for the following purposes:

(a)	Sixty four percent (64%) to augment the salaries of the BI’s organic personnel working beyond regular office hours;

(b)	Twenty five percent (25%) for the salaries of the BI’s contractual personnel; and

(c)	The remaining eleven percent (11%) shall be remitted to the National Treasury as income of the general fund.

Travel expenses incurred by Filipino passengers who were deferred or denied boarding without a court order shall be charged from the balance of the special trust fund account. Implementation of this provision shall be subject to the guidelines that may be issued for the purpose.

Failure to comply with the above requirements shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The BI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	BI’s website.

The BI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	1149
DEPARTMENT OF JUSTICE

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	195,036,000	₱	172,026,000	₱	146,640,000	₱	513,702,000
Administration of Personnel Benefits		10,823,000						10,823,000

Sub-total, General Administration and Support		205,859,000		172,026,000		146,640,000		524,525,000

Operations
BORDER CONTROL AND MANAGEMENT PROGRAM		1,080,260,000		257,048,000				1,337,308,000

Registration of Aliens		61,061,000		11,301,000				72,362,000
Immigration, Deportation and Other Related Activities		972,087,000		212,133,000				1,184,220,000
Intelligence and Security Services		47,112,000		33,614,000				80,726,000

Sub-total, Operations		1,080,260,000		257,048,000				1,337,308,000

Total, Regular Programs		1,286,119,000		429,074,000		146,640,000		1,861,833,000

PROJECT(S)
Locally - Funded Project(s)
Enhancement of Border Management Information System (BMIS)				1,053,746,000		2,771,362,000		3,825,108,000

Sub-total, Locally - Funded Project(s)				1,053,746,000		2,771,362,000		3,825,108,000

Total, Project(s)				1,053,746,000		2,771,362,000		3,825,108,000

TOTAL NEW APPROPRIATIONS	₱	1,286,119,000	₱	1,482,820,000	₱	2,918,002,000	₱	5,686,941,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	876,830

Total Permanent Positions	876,830

Other Compensation Common to All
Personnel Economic Relief Allowance	59,520
Representation Allowance	786
Transportation Allowance	786

1150	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Clothing and Uniform Allowance	17,360
Honoraria	795
Mid-Year Bonus - Civilian	73,070
Year End Bonus	73,070
Cash Gift	12,400
Productivity Enhancement Incentive	12,400
Step Increment	2,192

Total Other Compensation Common to All	252,379

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	453
Anniversary Bonus - Civilian	7,452

Total Other Compensation for Specific Groups	7,905

Other Benefits
PAG-IBIG Contributions	5,952
PhilHealth Contributions	21,853
Employees Compensation Insurance Premiums	2,976
Loyalty Award - Civilian	3,480
Terminal Leave	10,823

Total Other Benefits	45,084

Non-Permanent Positions	103,921

Total Personnel Services	1,286,119

Maintenance and Other Operating Expenses
Travelling Expenses	65,411
Training and Scholarship Expenses	27,174
Supplies and Materials Expenses	820,098
Utility Expenses	21,811
Communication Expenses	158,011
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	20,000
Extraordinary and Miscellaneous Expenses	324
Professional Services	186,775
General Services	62,849
Repairs and Maintenance	17,409
Taxes, Insurance Premiums and Other Fees	1,808
Other Maintenance and Operating Expenses
Advertising Expenses	2,208
Printing and Publication Expenses	2,528
Representation Expenses	688
Transportation and Delivery Expenses	426
Rent/Lease Expenses	19,816
Membership Dues and Contributions to Organizations	61
Subscription Expenses	65,423
Other Maintenance and Operating Expenses	10,000

Total Maintenance and Other Operating Expenses	1,482,820

Total Current Operating Expenditures	2,768,939

DECEMBER 30, 2024	OFFICIAL GAZETTE	1151
DEPARTMENT OF JUSTICE

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	120,000
Machinery and Equipment Outlay	2,771,362
Transportation Equipment Outlay	26,640

Total Capital Outlays	2,918,002

TOTAL NEW APPROPRIATIONS	5,686,941

D. LAND REGISTRATION AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,239,422,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	157,046,000	₱			₱	157,046,000
Support to Operations		44,235,000					44,235,000
Operations		945,585,000		92,556,000			1,038,141,000

LAND TITLING AND REGISTRATION PROGRAM		945,585,000		92,556,000			1,038,141,000

TOTAL NEW APPROPRIATIONS	₱	1,146,866,000	₱	92,556,000		₱	1,239,422,000

Special Provision(s)

1. Land Registration Fees and Collections. In addition to the amounts appropriated herein, One Billion One Hundred Eleven Million Five Hundred Forty Two Thousand Pesos (₱1,111,542,000) shall be used for MOOE and Seven Hundred Fifty Two Million Two Hundred Sixty Five Thousand Pesos (₱752,265,000) for Capital Outlay requirements of the Land Registration Authority (LRA) sourced from twenty percent (20%) of the land registration fees or collections in accordance with Section 111 of P.D. No. 1529.

Implementation of this provision shall be subject to the guidelines to be issued by LRA and the judicious programming based on actual collections and utilization of funds.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Comprehensive Agrarian Reform Program. The amount of One Hundred Eighty Three Million Three Hundred Twenty Two Thousand Pesos (₱183,322,000) appropriated herein shall be used for the registration requirements of Land Acquisition and Distribution under the Comprehensive Agrarian Reform Program.

3. Reporting and Posting Requirements. The LRA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	LRA’s website.

The LRA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1152	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	116,809,000	₱			₱	116,809,000
Administration of Personnel Benefits		40,237,000					40,237,000

Sub-total, General Administration and Support		157,046,000					157,046,000

Support to Operations
Statistical Services		8,000,000					8,000,000
Information Systems Development and Maintenance		12,723,000					12,723,000
Legal Services		23,512,000					23,512,000

Sub-total, Support to Operations		44,235,000					44,235,000

Operations
LAND TITLING AND REGISTRATION PROGRAM		945,585,000		92,556,000			1,038,141,000

Issuance of Registration Decrees and Certificates of Title		316,163,000					316,163,000
Registration of Voluntary and Involuntary Deeds/Instruments		538,656,000					538,656,000
Registration of CLOAs and Other Land Patents Pursuant to the Comprehensive Agrarian Reform Program		90,766,000		92,556,000			183,322,000

Sub-total, Operations		945,585,000		92,556,000			1,038,141,000

TOTAL NEW APPROPRIATIONS	₱	1,146,866,000	₱	92,556,000		₱	1,239,422,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1153
DEPARTMENT OF JUSTICE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	749,485

Total Permanent Positions	749,485

Other Compensation Common to All
Personnel Economic Relief Allowance	50,688
Representation Allowance	8,820
Transportation Allowance	8,820
Clothing and Uniform Allowance	14,784
Honoraria	5,805
Mid-Year Bonus - Civilian	62,458
Year End Bonus	62,458
Cash Gift	10,560
Productivity Enhancement Incentive	10,560
Step Increment	1,873

Total Other Compensation Common to All	236,826

Other Compensation for Specific Groups
Longevity Pay	1,189

Total Other Compensation for Specific Groups	1,189

Other Benefits
PAG-IBIG Contributions	5,070
PhilHealth Contributions	18,449
Employees Compensation Insurance Premiums	2,534
Loyalty Award - Civilian	2,310
Terminal Leave	40,237

Total Other Benefits	68,600

Non-Permanent Positions	90,766

Total Personnel Services	1,146,866

Maintenance and Other Operating Expenses
Travelling Expenses	821
Training and Scholarship Expenses	187
Supplies and Materials Expenses	2,763
Utility Expenses	1,232
Communication Expenses	2,016
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	57
General Services	1,488
Repairs and Maintenance	407
Taxes, Insurance Premiums and Other Fees	82,015
Other Maintenance and Operating Expenses
Rent/Lease Expenses	294

1154	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Maintenance and Operating Expenses	1,276

Total Maintenance and Other Operating Expenses	92,556

Total Current Operating Expenditures	1,239,422

TOTAL NEW APPROPRIATIONS	1,239,422

E. NATIONAL BUREAU OF INVESTIGATION

For general administration and support, and operations, as indicated hereunder	₱	3,867,952,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	170,807,000	₱	1,000,630,000	₱	716,759,000	₱	1,888,196,000
Operations		878,558,000		547,196,000		554,002,000		1,979,756,000

CRIME DETECTION AND INVESTIGATION PROGRAM		878,558,000		547,196,000		554,002,000		1,979,756,000

TOTAL NEW APPROPRIATIONS	₱	1,049,365,000	₱	1,547,826,000	₱	1,270,761,000	₱	3,867,952,000

Special Provision(s)

1. Trust Receipts from Clearance and Other Fees. Thirty percent (30%) of its annual collections but not to exceed One Hundred Fifty Million Pesos (₱150,000,000) sourced from clearance and other fees collected by the National Bureau of Investigation (NBI) shall be used for its modernization and to augment its MOOE and Capital Outlay requirements in accordance with Section 12 of R.A. No. 10867. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

2. Hazard Duty Pay. The following may be granted Hazard Duty Pay pursuant to R.A. No. 10867 in an amount not exceeding Four Thousand Pesos (₱4,000) per month:

(a) Investigation Agents and Special Investigators from the Investigation Service, Intelligence Service, Regional Operation Service, and other related units/offices of the NBI who are involved in the actual conduct of investigation of crimes and other offenses;

(b)	NBI Directors who are involved or participating in the actual conduct of investigation operations and other related activities; and

(c)

NBI personnel from dactyloscopy, firearms and toolmarks identification division, polygraph, evidential multimedia division, questioned documents division, motorpool, and security management division who are involved, participating, and assisting in the actual conduct of investigation of crimes and offenses.

The Hazard Duty Pay shall be granted to personnel who directly participate in any on-site operation or on-site investigation of crimes and other offenses which exposes them to danger or peril while in the actual performance of their duties: Provided, That the entitlement to the Hazard Duty Pay shall be prorated based on the actual duration of the direct participation of the personnel in the on-site operation or on-site investigation of crimes and other offenses.

Implementation of this provision shall be subject to the guidelines to be issued by the DOJ and DBM.

3. Reporting and Posting Requirements. The NBI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NBI’s website.

DECEMBER 30, 2024	OFFICIAL GAZETTE	1155
DEPARTMENT OF JUSTICE

The NBI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	133,610,000	₱	1,000,630,000	₱	716,759,000	₱	1,850,999,000
Administration of Personnel Benefits		37,197,000						37,197,000

Sub-total, General Administration and Support		170,807,000		1,000,630,000		716,759,000		1,888,196,000

Operations
CRIME DETECTION AND INVESTIGATION PROGRAM		878,558,000		547,196,000		554,002,000		1,979,756,000

Investigation and Detection of Crimes and Other Related Activities		719,749,000		112,089,000		409,550,000		1,241,388,000
Scientific Criminal Investigation Services		103,055,000		31,830,000		3,500,000		138,385,000
Criminal Records Management and Modernization Activities		55,754,000		403,277,000		140,952,000		599,983,000

Sub-total, Operations		878,558,000		547,196,000		554,002,000		1,979,756,000

TOTAL NEW APPROPRIATIONS	₱	1,049,365,000	₱	1,547,826,000	₱	1,270,761,000	₱	3,867,952,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	711,188

Total Permanent Positions	711,188

1156	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	31,632
Representation Allowance	13,542
Transportation Allowance	13,428
Clothing and Uniform Allowance	9,226
Mid-Year Bonus - Civilian	59,265
Year End Bonus	59,265
Cash Gift	6,590
Productivity Enhancement Incentive	6,590
Step Increment	1,779

Total Other Compensation Common to All	201,317

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	19,132
Hazard Duty Pay	37,296

Total Other Compensation for Specific Groups	56,428

Other Benefits
PAG-IBIG Contributions	3,163
PhilHealth Contributions	17,305
Employees Compensation Insurance Premiums	1,583
Loyalty Award - Civilian	1,610
Terminal Leave	37,197

Total Other Benefits	60,858

Non-Permanent Positions	19,574

Total Personnel Services	1,049,365

Maintenance and Other Operating Expenses
Travelling Expenses	19,778
Training and Scholarship Expenses	94,929
Supplies and Materials Expenses	291,010
Utility Expenses	73,902
Communication Expenses	43,707
Awards/Rewards and Prizes	158
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	350,400
Extraordinary and Miscellaneous Expenses	3,457
Professional Services	90,645
General Services	7,759
Repairs and Maintenance	32,357
Financial Assistance/Subsidy	84
Taxes, Insurance Premiums and Other Fees	2,862
Other Maintenance and Operating Expenses
Advertising Expenses	502
Printing and Publication Expenses	652
Representation Expenses	773
Transportation and Delivery Expenses	1,606

DECEMBER 30, 2024	OFFICIAL GAZETTE	1157
DEPARTMENT OF JUSTICE

Rent/Lease Expenses	370,494
Membership Dues and Contributions to Organizations	212
Subscription Expenses	156,488
Other Maintenance and Operating Expenses	6,051

Total Maintenance and Other Operating Expenses	1,547,826

Total Current Operating Expenditures	2,597,191

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	905,590
Machinery and Equipment Outlay	320,486
Transportation Equipment Outlay	39,685
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	1,270,761

TOTAL NEW APPROPRIATIONS	3,867,952

F. OFFICE FOR ALTERNATIVE DISPUTE RESOLUTION

For general administration and support, and operations, as indicated hereunder	₱	160,349,000

New Appropriations, by Programs/Project

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	21,485,000	₱	49,373,000	₱	23,140,000	₱	93,998,000
Operations		28,496,000		34,155,000		3,700,000		66,351,000

ADR ADVOCACY AND DEVELOPMENT PROGRAM		28,496,000		34,155,000		3,700,000		66,351,000

TOTAL NEW APPROPRIATIONS	₱	49,981,000	₱	83,528,000	₱	26,840,000	₱	160,349,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office for Alternative Dispute Resolution (OADR) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) OADR’s website.

The OADR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1158	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,485,000	₱	49,373,000	₱	23,140,000	₱	93,998,000

Sub-total, General Administration and Support		21,485,000		49,373,000		23,140,000		93,998,000

Operations
ADR ADVOCACY AND DEVELOPMENT PROGRAM		28,496,000		34,155,000		3,700,000		66,351,000

ADR Advocacy and Development Services for the Public and Private Sectors		28,496,000		34,155,000		3,700,000		66,351,000

Sub-total, Operations		28,496,000		34,155,000		3,700,000		66,351,000

TOTAL NEW APPROPRIATIONS	₱	49,981,000	₱	83,528,000	₱	26,840,000	₱	160,349,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	38,395

Total Permanent Positions	38,395

Other Compensation Common to All
Personnel Economic Relief Allowance	1,440
Representation Allowance	744
Transportation Allowance	744
Clothing and Uniform Allowance	420
Mid-Year Bonus - Civilian	3,200
Year End Bonus	3,200
Cash Gift	300
Productivity Enhancement Incentive	300
Step Increment	96

Total Other Compensation Common to All	10,444

DECEMBER 30, 2024	OFFICIAL GAZETTE	1159
DEPARTMENT OF JUSTICE

Other Benefits
PAG-IBIG Contributions	144
PhilHealth Contributions	906
Employees Compensation Insurance Premiums	72
Loyalty Award - Civilian	20

Total Other Benefits	1,142

Total Personnel Services	49,981

Maintenance and Other Operating Expenses
Travelling Expenses	4,252
Training and Scholarship Expenses	21,184
Supplies and Materials Expenses	7,117
Utility Expenses	1,294
Communication Expenses	6,400
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	334
Professional Services	10,953
General Services	640
Repairs and Maintenance	1,182
Taxes, Insurance Premiums and Other Fees	332
Other Maintenance and Operating Expenses
Advertising Expenses	1,895
Printing and Publication Expenses	395
Representation Expenses	1,846
Transportation and Delivery Expenses	60
Rent/Lease Expenses	17,001
Membership Dues and Contributions to Organizations	39
Subscription Expenses	8,604

Total Maintenance and Other Operating Expenses	83,528

Total Current Operating Expenditures	133,509

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,440
Transportation Equipment Outlay	7,400
Intangible Assets Outlay	15,000

Total Capital Outlays	26,840

TOTAL NEW APPROPRIATIONS	160,349

G. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

For general administration and support, and operations, as indicated hereunder	₱	288,119,000

1160	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	58,296,000	₱	89,684,000	₱	6,940,000	₱	154,920,000
Operations		115,522,000		17,677,000				133,199,000

LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		115,522,000		17,677,000				133,199,000

TOTAL NEW APPROPRIATIONS	₱	173,818,000	₱	107,361,000	₱	6,940,000	₱	288,119,000

Special Provision(s)

1. Assessments Levied by the Office of the Government Corporate Counsel. Fees collected by the Office of the Government Corporate Counsel (OGCC) from client GOCCs in accordance with Section 4 of P.D. No. 1415 shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

Failure to comply with the above requirement shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The OGCC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	OGCC’s website.

The OGCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	58,089,000	₱	89,684,000	₱	6,940,000	₱	154,713,000
Administration of Personnel Benefits		207,000						207,000

Sub-total, General Administration and Support		58,296,000		89,684,000		6,940,000		154,920,000

Operations
LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		115,522,000		17,677,000				133,199,000

Legal Services to GOCCs		115,522,000		17,677,000				133,199,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1161
DEPARTMENT OF JUSTICE

Sub-total, Operations		115,522,000		17,677,000				133,199,000

TOTAL NEW APPROPRIATIONS	₱	173,818,000	₱	107,361,000	₱	6,940,000	₱	288,119,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	118,935

Total Permanent Positions	118,935

Other Compensation Common to All
Personnel Economic Relief Allowance	3,096
Representation Allowance	6,702
Transportation Allowance	6,702
Clothing and Uniform Allowance	903
Mid-Year Bonus - Civilian	9,911
Year End Bonus	9,911
Cash Gift	645
Productivity Enhancement Incentive	645
Step Increment	297

Total Other Compensation Common to All	38,812

Other Compensation for Specific Groups
Longevity Pay	3,097
Anniversary Bonus - Civilian	441

Total Other Compensation for Specific Groups	3,538

Other Benefits
PAG-IBIG Contributions	310
PhilHealth Contributions	2,323
Employees Compensation Insurance Premiums	155
Loyalty Award - Civilian	90
Terminal Leave	207

Total Other Benefits	3,085

Non-Permanent Positions	9,448

Total Personnel Services	173,818

1162	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	502
Training and Scholarship Expenses	6,848
Supplies and Materials Expenses	10,262
Utility Expenses	4,272
Communication Expenses	4,124
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,848
Professional Services	4,249
General Services	1,140
Repairs and Maintenance	47,788
Taxes, Insurance Premiums and Other Fees	304
Other Maintenance and Operating Expenses
Representation Expenses	2,626
Rent/Lease Expenses	18,097
Subscription Expenses	5,127
Other Maintenance and Operating Expenses	174

Total Maintenance and Other Operating Expenses	107,361

Total Current Operating Expenditures	281,179

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,690
Transportation Equipment Outlay	3,250

Total Capital Outlays	6,940

TOTAL NEW APPROPRIATIONS	288,119

H. OFFICE OF THE SOLICITOR GENERAL

For general administration and support, and operations, as indicated hereunder	₱	1,649,160,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	194,597,000	₱	312,552,000	₱	35,305,000	₱	542,454,000
Operations		844,200,000		254,506,000		8,000,000		1,106,706,000

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		844,200,000		254,506,000		8,000,000		1,106,706,000

TOTAL NEW APPROPRIATIONS		1,038,797,000		567,058,000		43,305,000		1,649,160,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1163
DEPARTMENT OF JUSTICE

Special Provision(s)

1. Income from Collections of the Office of the Solicitor General. In addition to the amounts appropriated herein, the following amounts from the collections of the Office of the Solicitor General (OSG) shall be constituted as Trust Fund pursuant to Section 11 of R.A. No. 9417:

(a) Five percent (5%) of monetary awards by the courts to client department, agencies and instrumentalities of the government, including court-approved compromise agreements;

(b) Fifty percent (50%) of fees collected by the Special Committee on Naturalization; and

(c) All other income, fees and revenues earned and collected by the OSG.

Said Trust Fund shall be used for the implementation of R.A. No. 9417, including those for health care services, insurance premiums, professional, educational, registration fees, contracted transportation benefits and other benefits stated under R.A. No. 9417, and its IRR, subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

In no case shall the trust fund be used for the payment of special allowance which had already been fully integrated in the salaries of entitled personnel.

2. Operating Requirements of the Special Committee on Naturalization. In addition to the amounts appropriated herein, Thirty Thousand Pesos (₱30,000) shall be used to augment the operating requirements of the Special Committee on Naturalization sourced from fifty percent (50%) of the collections made in accordance with Section 1 of P.D. No. 736.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

3. Reporting and Posting Requirements. The OSG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) OSG’s website.

The OSG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	132,981,000	₱	312,552,000	₱	35,305,000	₱	480,838,000
Administration of Personnel Benefits		61,616,000						61,616,000

Sub-total, General Administration and Support		194,597,000		312,552,000		35,305,000		542,454,000

Operations
LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		844,200,000		254,506,000		8,000,000		1,106,706,000

Legal Services to the Government, its Offices and Agencies		844,200,000		254,506,000		8,000,000		1,106,706,000

Sub-total, Operations		844,200,000		254,506,000		8,000,000		1,106,706,000

TOTAL NEW APPROPRIATIONS		1,038,797,000		567,058,000		43,305,000		1,649,160,000

1164	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	735,283

Total Permanent Positions	735,283

Other Compensation Common to All
Personnel Economic Relief Allowance	19,560
Representation Allowance	30,030
Transportation Allowance	30,030
Clothing and Uniform Allowance	5,705
Mid-Year Bonus - Civilian	61,274
Year End Bonus	61,274
Cash Gift	4,075
Productivity Enhancement Incentive	4,075
Step Increment	1,839

Total Other Compensation Common to All	217,862

Other Compensation for Specific Groups
Longevity Pay	5,850

Total Other Compensation for Specific Groups	5,850

Other Benefits
PAG-IBIG Contributions	1,956
PhilHealth Contributions	14,717
Employees Compensation Insurance Premiums	978
Retirement Gratuity	42,535
Loyalty Award - Civilian	535
Terminal Leave	19,081

Total Other Benefits	79,802

Total Personnel Services	1,038,797

Maintenance and Other Operating Expenses
Travelling Expenses	19,000
Training and Scholarship Expenses	13,347
Supplies and Materials Expenses	32,544
Utility Expenses	21,840
Communication Expenses	27,332
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	19,200
Extraordinary and Miscellaneous Expenses	6,836
Professional Services	24,835
General Services	25,207

DECEMBER 30, 2024	OFFICIAL GAZETTE	1165
DEPARTMENT OF JUSTICE

Repairs and Maintenance	39,134
Taxes, Insurance Premiums and Other Fees	2,783
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	30
Representation Expenses	200
Transportation and Delivery Expenses	1,300
Rent/Lease Expenses	230,830
Subscription Expenses	90,861
Other Maintenance and Operating Expenses	11,749

Total Maintenance and Other Operating Expenses	567,058

Total Current Operating Expenditures	1,605,855

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	26,040
Transportation Equipment Outlay	17,200
Furniture, Fixtures and Books Outlay	65

Total Capital Outlays	43,305

TOTAL NEW APPROPRIATIONS	1,649,160

I. PAROLE AND PROBATION ADMINISTRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,139,252,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	90,817,000	₱	100,238,000	₱	48,960,000	₱	240,015,000
Operations		665,176,000		123,379,000		62,035,000		850,590,000

PAROLE AND PROBATION PROGRAM		665,176,000		123,379,000		62,035,000		850,590,000

Total, Programs		755,993,000		223,617,000		110,995,000		1,090,605,000

B. PROJECT(S)
Locally-Funded Project(s)				48,647,000				48,647,000

Total, Project(s)				48,647,000				48,647,000

TOTAL NEW APPROPRIATIONS	₱	755,993,000	₱	272,264,000	₱	110,995,000	₱	1,139,252,000

1166	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. Reporting and Posting Requirements. The Parole and Probation Administration (PPA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PPA’s website.

The PPA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	59,057,000	₱	100,238,000	₱	48,960,000	₱	208,255,000

National Capital Region (NCR)		59,057,000		100,238,000		48,960,000		208,255,000

Central Office		59,057,000		100,238,000		48,960,000		208,255,000
Administration of Personnel Benefits		31,760,000						31,760,000

National Capital Region (NCR)		31,760,000						31,760,000

Central Office		31,760,000						31,760,000

Sub-total, General Administration and Support		90,817,000		100,238,000		48,960,000		240,015,000

Operations
PAROLE AND PROBATION PROGRAM		665,176,000		123,379,000		62,035,000		850,590,000

Administration of the Parole and Probation System		665,176,000		123,379,000		62,035,000		850,590,000

National Capital Region (NCR)		77,393,000		15,175,000				92,568,000

Regional Office - NCR		77,393,000		15,175,000				92,568,000
Region I - Ilocos		42,000,000		6,600,000		1,800,000		50,400,000

Regional Office - I		42,000,000		6,600,000		1,800,000		50,400,000
Cordillera Administrative Region (CAR)		24,398,000		4,673,000				29,071,000

Regional Office - CAR		24,398,000		4,673,000				29,071,000
Region II - Cagayan Valley		27,924,000		5,026,000		1,800,000		34,750,000

Regional Office - II		27,924,000		5,026,000		1,800,000		34,750,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1167
DEPARTMENT OF JUSTICE

Region III - Central Luzon	54,918,000	10,650,000	1,835,000	67,403,000

Regional Office - III	54,918,000	10,650,000	1,835,000	67,403,000
Region IVA - CALABARZON	62,163,000	9,052,000		71,215,000

Regional Office - IVA	62,163,000	9,052,000		71,215,000
Region IVB - MIMAROPA	28,899,000	5,682,000		34,581,000

Regional Office - IVB	28,899,000	5,682,000		34,581,000
Region V - Bicol	37,402,000	5,387,000	1,800,000	44,589,000

Regional Office - V	37,402,000	5,387,000	1,800,000	44,589,000
Region VI - Western Visayas	50,112,000	11,962,000	1,800,000	63,874,000

Regional Office - VI	50,112,000	11,962,000	1,800,000	63,874,000
Region VII - Central Visayas	70,471,000	11,689,000		82,160,000

Regional Office - VII	70,471,000	11,689,000		82,160,000
Region VIII - Eastern Visayas	44,677,000	6,199,000		50,876,000

Regional Office - VIII	44,677,000	6,199,000		50,876,000
Region IX - Zamboanga Peninsula	29,699,000	7,147,000	3,000,000	39,846,000

Regional Office - IX	29,699,000	7,147,000	3,000,000	39,846,000
Region X - Northern Mindanao	33,161,000	7,149,000		40,310,000

Regional Office - X	33,161,000	7,149,000		40,310,000
Region XI - Davao	40,932,000	5,794,000	50,000,000	96,726,000

Regional Office - XI	40,932,000	5,794,000	50,000,000	96,726,000
Region XII - SOCCSKSARGEN	16,586,000	6,484,000		23,070,000

Regional Office - XII	16,586,000	6,484,000		23,070,000
Region XIII - Caraga	24,441,000	4,710,000		29,151,000

Regional Office - XIII	24,441,000	4,710,000		29,151,000

Sub-total, Operations	665,176,000	123,379,000	62,035,000	850,590,000

Total, Regular Programs	755,993,000	223,617,000	110,995,000	1,090,605,000

PROJECT(S)
Locally - Funded Project(s)
Philippine Anti-Illegal Drugs Strategy		48,647,000		48,647,000

National Capital Region (NCR)		48,647,000		48,647,000

1168	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Central Office				48,647,000				48,647,000

Sub-total, Locally-Funded Project(s)				48,647,000				48,647,000

Total, Project(s)				48,647,000				48,647,000

TOTAL NEW APPROPRIATIONS	₱	755,993,000	₱	272,264,000	₱	110,995,000	₱	1,139,252,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	533,585

Total Permanent Positions	533,585

Other Compensation Common to All
Personnel Economic Relief Allowance	22,056
Representation Allowance	13,644
Transportation Allowance	13,644
Clothing and Uniform Allowance	6,433
Honoraria	2,200
Mid-Year Bonus - Civilian	44,466
Year End Bonus	44,466
Cash Gift	4,595
Productivity Enhancement Incentive	4,595
Step Increment	1,333

Total Other Compensation Common to All	157,432

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	15,878

Total Other Compensation for Specific Groups	15,878

Other Benefits
PAG-IBIG Contributions	2,205
PhilHealth Contributions	13,248
Employees Compensation Insurance Premiums	1,100
Loyalty Award - Civilian	785
Terminal Leave	31,760

Total Other Benefits	49,098

Total Personnel Services	755,993

DECEMBER 30, 2024	OFFICIAL GAZETTE	1169
DEPARTMENT OF JUSTICE

Maintenance and Other Operating Expenses
Travelling Expenses	27,786
Training and Scholarship Expenses	13,554
Supplies and Materials Expenses	52,470
Utility Expenses	11,729
Communication Expenses	37,624
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,148
Professional Services	76,719
General Services	12,943
Repairs and Maintenance	3,989
Taxes, Insurance Premiums and Other Fees	681
Other Maintenance and Operating Expenses
Advertising Expenses	29
Printing and Publication Expenses	1,011
Representation Expenses	1,112
Rent/Lease Expenses	10,026
Membership Dues and Contributions to Organizations	1
Subscription Expenses	20,442

Total Maintenance and Other Operating Expenses	272,264

Total Current Operating Expenditures	1,028,257

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	50,335
Transportation Equipment Outlay	7,200
Furniture, Fixtures and Books Outlay	3,460

Total Capital Outlays	110,995

TOTAL NEW APPROPRIATIONS	1,139,252

J. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

For general administration and support, and operations, as indicated hereunder	₱	175,154,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	73,133,000	₱	26,003,000	₱	1,245,000	₱	100,381,000
Operations		44,052,000		26,371,000		4,350,000		74,773,000

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		44,052,000		26,371,000		4,350,000		74,773,000

TOTAL NEW APPROPRIATIONS	₱	117,185,000	₱	52,374,000	₱	5,595,000	₱	175,154,000

1170	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. Use and Recording of Proceeds. All proceeds realized from the sale or administration of assets by the Presidential Commission on Good Government (PCGG) shall be deposited with the National Treasury: Provided, That not more than ten percent (10%) of such proceeds shall be used for the payment of lawful claims, which include recovery expenses, selling expenses, custodianship and other related costs attributable to the sold or administered assets.

In no case shall the proceeds be used for payment of salaries, allowances and other benefits of PCGG officials and employees.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The PCGG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCGG’s website.

The PCGG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	72,254,000	₱	26,003,000	₱	1,245,000	₱	99,502,000
Administration of Personnel Benefits		879,000						879,000

Sub-total, General Administration and Support		73,133,000		26,003,000		1,245,000		100,381,000

Operations
ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		44,052,000		26,371,000		4,350,000		74,773,000

Recovery of Ill-gotten Wealth		44,052,000		26,371,000		4,350,000		74,773,000

Sub-total, Operations		44,052,000		26,371,000		4,350,000		74,773,000

TOTAL NEW APPROPRIATIONS	₱	117,185,000	₱	52,374,000	₱	,595,000	₱	175,154,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1171
DEPARTMENT OF JUSTICE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

Permanent Positions
Basic Salary	68,867

Total Permanent Positions	68,867

Other Compensation Common to All
Personnel Economic Relief Allowance	2,400
Representation Allowance	1,524
Transportation Allowance	1,524
Clothing and Uniform Allowance	700
Mid-Year Bonus - Civilian	5,738
Year End Bonus	5,738
Cash Gift	500
Productivity Enhancement Incentive	500
Step Increment	172

Total Other Compensation Common to All	18,796

Other Benefits
PAG-IBIG Contributions	240
PhilHealth Contributions	1,554
Employees Compensation Insurance Premiums	120
Loyalty Award - Civilian	95
Terminal Leave	879

Total Other Benefits	2,888

Non-Permanent Positions	26,634

Total Personnel Services	117,185

Maintenance and Other Operating Expenses
Travelling Expenses	1,431
Training and Scholarship Expenses	2,279
Supplies and Materials Expenses	8,661
Utility Expenses	5,954
Communication Expenses	3,868
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,990
Professional Services	11,246
General Services	9,377
Repairs and Maintenance	2,502
Taxes, Insurance Premiums and Other Fees	1,602
Other Maintenance and Operating Expenses
Advertising Expenses	164
Printing and Publication Expenses	41
Representation Expenses	594
Transportation and Delivery Expenses	33
Rent/Lease Expenses	950
Subscription Expenses	1,346
Other Maintenance and Operating Expenses	336

Total Maintenance and Other Operating Expenses	52,374

Total Current Operating Expenditures	169,559

1172	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,245
Transportation Equipment Outlay	4,350

Total Capital Outlays	5,595

TOTAL NEW APPROPRIATIONS	175,154

K. PUBLIC ATTORNEY’S OFFICE

For general administration and support, and operations, as indicated hereunder	₱	5,424,725,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	288,945,000	₱	33,555,000		₱	322,500,000
Operations		4,968,758,000		133,467,000			5,102,225,000

PUBLIC LEGAL ASSISTANCE PROGRAM		4,968,758,000		133,467,000			5,102,225,000

TOTAL NEW APPROPRIATIONS	₱	5,257,703,000	₱	167,022,000		₱	5,424,725,000

Special Provision(s)

1. Reporting and Posting Requirements. The Public Attorney’s Office (PAO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PAO’s website.

The PAO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	1173
DEPARTMENT OF JUSTICE

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	262,806,000	₱	33,555,000		₱	296,361,000
Administration of Personnel Benefits		26,139,000					26,139,000

Sub-total, General Administration and Support		288,945,000		33,555,000			322,500,000

Operations
PUBLIC LEGAL ASSISTANCE PROGRAM		4,968,758,000		133,467,000			5,102,225,000

Provision of Free Legal Services to Indigents and Other Qualified Persons in Criminal, Civil, Labor, Administrative and Other Quasi-Judicial Cases		4,968,758,000		133,467,000			5,102,225,000

Sub-total, Operations		4,968,758,000		133,467,000			5,102,225,000

TOTAL NEW APPROPRIATIONS	₱	5,257,703,000	₱	167,022,000		₱	5,424,725,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,809,777

Total Permanent Positions	3,809,777

Other Compensation Common to All
Personnel Economic Relief Allowance	84,912
Representation Allowance	236,616
Transportation Allowance	236,616
Clothing and Uniform Allowance	24,766
Mid-Year Bonus - Civilian	317,481
Year End Bonus	317,481
Cash Gift	17,690
Productivity Enhancement Incentive	17,690
Step Increment	9,524

Total Other Compensation Common to All	1,262,776

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,077
Allowance of PAO Lawyers and Employees Assigned in Night Courts	576
Inquest Allowance	60,120

1174	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Other Compensation for Specific Groups	61,773

Other Benefits
PAG-IBIG Contributions	8,491
PhilHealth Contributions	81,742
Employees Compensation Insurance Premiums	4,245
Retirement Gratuity	18,383
Loyalty Award - Civilian	2,760
Terminal Leave	7,756

Total Other Benefits	123,377

Total Personnel Services	5,257,703

Maintenance and Other Operating Expenses
Travelling Expenses	8,519
Training and Scholarship Expenses	9,041
Supplies and Materials Expenses	93,923
Utility Expenses	13,287
Communication Expenses	8,567
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,911
Professional Services	1,484
General Services	5,784
Repairs and Maintenance	2,088
Taxes, Insurance Premiums and Other Fees	650
Other Maintenance and Operating Expenses
Advertising Expenses	130
Printing and Publication Expenses	460
Representation Expenses	2,596
Transportation and Delivery Expenses	922
Rent/Lease Expenses	13,242
Membership Dues and Contributions to Organizations	355
Subscription Expenses	1,063

Total Maintenance and Other Operating Expenses	167,022

Total Current Operating Expenditures	5,424,725

TOTAL NEW APPROPRIATIONS	5,424,725

DECEMBER 30, 2024	OFFICIAL GAZETTE	1175
DEPARTMENT OF JUSTICE

GENERAL SUMMARY

DEPARTMENT OF JUSTICE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	7,839,806,000	₱	2,318,638,000	₱	367,560,000	₱	10,526,004,000
B. BUREAU OF CORRECTIONS		5,053,915,000		2,987,291,000		1,163,338,000		9,204,544,000
C. BUREAU OF IMMIGRATION		1,286,119,000		1,482,820,000		2,918,002,000		5,686,941,000
D. LAND REGISTRATION AUTHORITY		1,146,866,000		92,556,000				1,239,422,000
E. NATIONAL BUREAU OF INVESTIGATION		1,049,365,000		1,547,826,000		1,270,761,000		3,867,952,000
F. OFFICE FOR ALTERNATIVE DISPUTE RESOLUTION		49,981,000		83,528,000		26,840,000		160,349,000
G. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL		173,818,000		107,361,000		6,940,000		288,119,000
H. OFFICE OF THE SOLICITOR GENERAL		1,038,797,000		567,058,000		43,305,000		1,649,160,000
I. PAROLE AND PROBATION ADMINISTRATION		755,993,000		272,264,000		110,995,000		1,139,252,000
J. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT		117,185,000		52,374,000		5,595,000		175,154,000
K. PUBLIC ATTORNEY’S OFFICE		5,257,703,000		167,022,000				5,424,725,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF JUSTICE	₱	23,769,548,000	₱	9,678,738,000	₱	5,913,336,000	₱	39,361,622,000

1176	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XVIII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱25,488,215,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,216,552,000	₱	337,593,000	₱	157,960,000	₱	1,712,105,000
Support to Operations		27,036,000		14,233,000				41,269,000
Operations		686,567,000		22,756,391,000		10,000,000		23,452,958,000

EMPLOYMENT FACILITATION PROGRAM		27,805,000		1,211,237,000		10,000,000		1,249,042,000
EMPLOYMENT PRESERVATION AND
REGULATION PROGRAM		515,062,000		464,036,000				979,098,000
WORKERS PROTECTION AND WELFARE PROGRAM		143,700,000		21,081,118,000				21,224,818,000

Total, Regular Programs		1,930,155,000		23,108,217,000		167,960,000		25,206,332,000

B. PROJECT(S)
Locally-Funded Project(s)				122,015,000		159,868,000		281,883,000

Total, Project(s)				122,015,000		159,868,000		281,883,000

TOTAL NEW APPROPRIATIONS	₱	1,930,155,000	₱	23,230,232,000	₱	327,828,000	₱	25,488,215,000

Special Provision(s)

1. Tulong Panghanapbuhay sa Ating Disadvantaged Workers Program (TUPAD) and Government Internship Program (GIP). The amount of Eighteen Billion Two Hundred Eighty Nine Million Three Hundred Thirty Nine Thousand Pesos (₱18,289,339,000) appropriated herein under the Livelihood and Emergency Employment shall be used for the implementation of the Tulong Panghanapbuhay sa Ating Disadvantaged Workers Program (TUPAD) and for the payment of stipend equivalent to the minimum wage prevailing in the region of the beneficiaries who are eighteen (18) years of age and above under the Government Internship Program: Provided, That the availment of the TUPAD program per family shall be limited to once in a calendar year, except in cases of natural or human-induced calamity.

In the implementation of the TUPAD Program, disadvantaged workers shall refer to vulnerable, marginalized, and displaced workers: Provided, That the prioritization of the TUPAD beneficiaries shall be in accordance with the guidelines issued by the DOLE, in coordination with the agencies concerned: Provided, Further, That the DOLE shall be allowed to utilize up to five percent (5%) of the said amount to cover administrative costs of implementing the program, which include payment for TUPAD coordinators of at least Twenty Five Thousand Pesos (₱25,000) per month.

2. Trust Receipts from Lien on Gross Production of Sugar. The twenty percent (20%) lien imposed on the gross production of sugar remitted to DOLE shall be used in accordance with R.A. No. 6982, as follows:

(a) Nine percent (9%) for socio-economic projects of sugar workers;

(b) Five percent (5%) for the death benefit program of sugar workers;

(c) Three percent (3%) for maternity benefits of women sugar workers, up to the first four (4) deliveries, in addition to existing benefits granted by law or

DECEMBER 30, 2024	OFFICIAL GAZETTE	1177
DEPARTMENT OF LABOR AND EMPLOYMENT

collective bargaining agreements; and

(d) Three percent (3%) for administrative expenses.

Said lien shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Reporting and Posting Requirements. The DOLE shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOLE’s website.

The DOLE shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,181,907,000	₱	337,593,000	₱	157,960,000	₱	1,677,460,000

National Capital Region (NCR)		568,068,000		168,983,000		111,860,000		848,911,000

Central Office		467,741,000		138,571,000		100,000,000		706,312,000
Regional Office - NCR		100,327,000		30,412,000		11,860,000		142,599,000
Region I - Ilocos		43,288,000		7,000,000		14,500,000		64,788,000

Regional Office - I		43,288,000		7,000,000		14,500,000		64,788,000
Cordillera Administrative Region (CAR)		26,227,000		4,576,000				30,803,000

Regional Office - CAR		26,227,000		4,576,000				30,803,000
Region II - Cagayan Valley		35,221,000		4,597,000				39,818,000

Regional Office - II		35,221,000		4,597,000				39,818,000
Region III - Central Luzon		63,280,000		8,670,000		11,600,000		83,550,000

Regional Office - III		63,280,000		8,670,000		11,600,000		83,550,000
Region IVA - CALABARZON		52,460,000		12,933,000				65,393,000

Regional Office - IVA		52,460,000		12,933,000				65,393,000
Region IVB - MIMAROPA		27,176,000		7,090,000				34,266,000

Regional Office - IVB		27,176,000		7,090,000				34,266,000

1178	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region V - Bicol	39,002,000	7,445,000		46,447,000

Regional Office - V	39,002,000	7,445,000		46,447,000
Region VI - Western Visayas	51,679,000	7,931,000		59,610,000

Regional Office - VI	51,679,000	7,931,000		59,610,000
Region VII - Central Visayas	41,228,000	11,095,000		52,323,000

Regional Office - VII	41,228,000	11,095,000		52,323,000
Region VIII - Eastern Visayas	36,050,000	58,400,000	20,000,000	114,450,000

Regional Office - VIII	36,050,000	58,400,000	20,000,000	114,450,000
Region IX - Zamboanga Peninsula	41,098,000	5,308,000		46,406,000

Regional Office - IX	41,098,000	5,308,000		46,406,000
Region X - Northern Mindanao	43,109,000	7,489,000		50,598,000

Regional Office - X	43,109,000	7,489,000		50,598,000
Region XI - Davao	43,692,000	10,472,000		54,164,000

Regional Office - XI	43,692,000	10,472,000		54,164,000
Region XII - SOCCSKSARGEN	37,400,000	6,371,000		43,771,000

Regional Office - XII	37,400,000	6,371,000		43,771,000
Region XIII - Caraga	32,929,000	9,233,000		42,162,000

Regional Office - XIII	32,929,000	9,233,000		42,162,000
Administration of Personnel Benefits	34,645,000			34,645,000

National Capital Region (NCR)	34,645,000			34,645,000

Central Office	34,645,000			34,645,000

Sub-total, General Administration and Support	1,216,552,000	337,593,000	157,960,000	1,712,105,000

Support to Operations
Attendance to Local, Regional, International Conference and Participation of Tripartite Delegation in the International Labor Organizations in Geneva, Switzerland		8,804,000		8,804,000

National Capital Region (NCR)		8,804,000		8,804,000

Central Office		8,804,000		8,804,000
Legal Services	27,036,000	5,429,000		32,465,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1179
DEPARTMENT OF LABOR AND EMPLOYMENT

National Capital Region (NCR)	27,036,000	5,429,000		32,465,000

Central Office	27,036,000	5,429,000		32,465,000

Sub-total, Support to Operations	27,036,000	14,233,000		41,269,000

Operations
EMPLOYMENT FACILITATION PROGRAM	27,805,000	1,211,237,000	10,000,000	1,249,042,000

Promotion of Local Employment	27,805,000	65,948,000		93,753,000

National Capital Region (NCR)	27,805,000	65,948,000		93,753,000

Central Office	27,805,000	65,948,000		93,753,000
Youth Employability		984,210,000		984,210,000

National Capital Region (NCR)		564,107,000		564,107,000

Central Office		488,709,000		488,709,000
Regional Office - NCR		75,398,000		75,398,000
Region I - Ilocos		14,300,000		14,300,000

Regional Office - I		14,300,000		14,300,000
Cordillera Administrative Region (CAR)		20,251,000		20,251,000

Regional Office - CAR		20,251,000		20,251,000
Region II - Cagayan Valley		26,411,000		26,411,000

Regional Office - II		26,411,000		26,411,000
Region III - Central Luzon		71,693,000		71,693,000

Regional Office - III		71,693,000		71,693,000
Region IVA - CALABARZON		38,032,000		38,032,000

Regional Office - IVA		38,032,000		38,032,000
Region IVB - MIMAROPA		12,232,000		12,232,000

Regional Office - IVB		12,232,000		12,232,000
Region V - Bicol		14,217,000		14,217,000

Regional Office - V		14,217,000		14,217,000
Region VI - Western Visayas		23,759,000		23,759,000

Regional Office - VI		23,759,000		23,759,000

1180	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas	52,892,000		52,892,000

Regional Office - VII	52,892,000		52,892,000
Region VIII - Eastern Visayas	16,376,000		16,376,000

Regional Office - VIII	16,376,000		16,376,000
Region IX - Zamboanga Peninsula	32,127,000		32,127,000

Regional Office - IX	32,127,000		32,127,000
Region X - Northern Mindanao	23,935,000		23,935,000

Regional Office - X	23,935,000		23,935,000
Region XI - Davao	23,748,000		23,748,000

Regional Office - XI	23,748,000		23,748,000
Region XII - SOCCSKSARGEN	33,303,000		33,303,000

Regional Office - XII	33,303,000		33,303,000
Region XIII - Caraga	16,827,000		16,827,000

Regional Office - XIII	16,827,000		16,827,000
Job Search Assistance	161,079,000	10,000,000	171,079,000

National Capital Region (NCR)	145,858,000	10,000,000	155,858,000

Central Office	142,994,000	10,000,000	152,994,000
Regional Office - NCR	2,864,000		2,864,000
Region I - Ilocos	871,000		871,000

Regional Office - I	871,000		871,000
Cordillera Administrative Region (CAR)	964,000		964,000

Regional Office - CAR	964,000		964,000
Region II - Cagayan Valley	691,000		691,000

Regional Office - II	691,000		691,000
Region III - Central Luzon	2,776,000		2,776,000

Regional Office - III	2,776,000		2,776,000
Region IVA - CALABARZON	2,251,000		2,251,000

Regional Office - IVA	2,251,000		2,251,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1181
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IVB - MIMAROPA		614,000	614,000

Regional Office - IVB		614,000	614,000
Region V - Bicol		501,000	501,000

Regional Office - V		501,000	501,000
Region VI - Western Visayas		744,000	744,000

Regional Office - VI		744,000	744,000
Region VII - Central Visayas		633,000	633,000

Regional Office - VII		633,000	633,000
Region VIII - Eastern Visayas		918,000	918,000

Regional Office - VIII		918,000	918,000
Region IX - Zamboanga Peninsula		724,000	724,000

Regional Office - IX		724,000	724,000
Region X - Northern Mindanao		835,000	835,000

Regional Office - X		835,000	835,000
Region XI - Davao		1,232,000	1,232,000

Regional Office - XI		1,232,000	1,232,000
Region XII - SOCCSKSARGEN		808,000	808,000

Regional Office - XII		808,000	808,000
Region XIII - Caraga		659,000	659,000

Regional Office - XIII		659,000	659,000
EMPLOYMENT PRESERVATION AND REGULATION PROGRAM	515,062,000	464,036,000	979,098,000

Promotion of Good Labor-Management Relations	28,996,000	7,675,000	36,671,000

National Capital Region (NCR)	28,996,000	7,675,000	36,671,000

Central Office	28,996,000	7,675,000	36,671,000
Promotion of Rights at Work and Labor Standards	46,016,000	6,275,000	52,291,000

National Capital Region (NCR)	46,016,000	6,275,000	52,291,000

Central Office	46,016,000	6,275,000	52,291,000

1182	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Tripartism and Social Dialogue	40,964,000	40,964,000

National Capital Region (NCR)	40,964,000	40,964,000

Central Office	40,964,000	40,964,000
Workers Organizations Development and Empowerment	59,144,000	59,144,000

National Capital Region (NCR)	30,498,000	30,498,000

Central Office	28,563,000	28,563,000
Regional Office - NCR	1,935,000	1,935,000
Region I - Ilocos	728,000	728,000

Regional Office - I	728,000	728,000
Cordillera Administrative Region (CAR)	1,083,000	1,083,000

Regional Office - CAR	1,083,000	1,083,000
Region II - Cagayan Valley	1,843,000	1,843,000

Regional Office - II	1,843,000	1,843,000
Region III - Central Luzon	2,473,000	2,473,000

Regional Office - III	2,473,000	2,473,000
Region IVA - CALABARZON	6,083,000	6,083,000

Regional Office - IVA	6,083,000	6,083,000
Region IVB - MIMAROPA	1,763,000	1,763,000

Regional Office - IVB	1,763,000	1,763,000
Region V - Bicol	1,240,000	1,240,000

Regional Office - V	1,240,000	1,240,000
Region VI - Western Visayas	2,666,000	2,666,000

Regional Office - VI	2,666,000	2,666,000
Region VII - Central Visayas	1,359,000	1,359,000

Regional Office - VII	1,359,000	1,359,000
Region VIII - Eastern Visayas	695,000	695,000

Regional Office - VIII	695,000	695,000
Region IX - Zamboanga Peninsula	1,708,000	1,708,000

Regional Office - IX	1,708,000	1,708,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1183
DEPARTMENT OF LABOR AND EMPLOYMENT

Region X - Northern Mindanao		2,164,000	2,164,000

Regional Office - X		2,164,000	2,164,000
Region XI - Davao		2,309,000	2,309,000

Regional Office - XI		2,309,000	2,309,000
Region XII - SOCCSKSARGEN		1,632,000	1,632,000

Regional Office - XII		1,632,000	1,632,000
Region XIII - Caraga		900,000	900,000

Regional Office - XIII		900,000	900,000
Labor Laws Compliance	440,050,000	340,736,000	780,786,000

National Capital Region (NCR)	214,992,000	223,641,000	438,633,000

Central Office	91,644,000	129,166,000	220,810,000
Regional Office - NCR	123,348,000	94,475,000	217,823,000
Region I - Ilocos	13,947,000	6,914,000	20,861,000

Regional Office - I	13,947,000	6,914,000	20,861,000
Cordillera Administrative Region (CAR)	8,124,000	3,007,000	11,131,000

Regional Office - CAR	8,124,000	3,007,000	11,131,000
Region II - Cagayan Valley	12,540,000	6,752,000	19,292,000

Regional Office - II	12,540,000	6,752,000	19,292,000
Region III - Central Luzon	33,977,000	12,967,000	46,944,000

Regional Office - III	33,977,000	12,967,000	46,944,000
Region IVA - CALABARZON	45,845,000	13,837,000	59,682,000

Regional Office - IVA	45,845,000	13,837,000	59,682,000
Region IVB - MIMAROPA	3,811,000	5,463,000	9,274,000

Regional Office - IVB	3,811,000	5,463,000	9,274,000
Region V - Bicol	3,645,000	6,273,000	9,918,000

Regional Office - V	3,645,000	6,273,000	9,918,000
Region VI - Western Visayas	17,037,000	12,709,000	29,746,000

Regional Office - VI	17,037,000	12,709,000	29,746,000
Region VII - Central Visayas	23,453,000	6,656,000	30,109,000

Regional Office - VII	23,453,000	6,656,000	30,109,000

1184	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	4,309,000	7,506,000	11,815,000

Regional Office - VIII	4,309,000	7,506,000	11,815,000
Region IX - Zamboanga Peninsula	8,801,000	6,042,000	14,843,000

Regional Office - IX	8,801,000	6,042,000	14,843,000
Region X - Northern Mindanao	13,069,000	7,216,000	20,285,000

Regional Office - X	13,069,000	7,216,000	20,285,000
Region XI - Davao	19,842,000	12,832,000	32,674,000

Regional Office - XI	19,842,000	12,832,000	32,674,000
Region XII- SOCCSKSARGEN	9,508,000	5,740,000	15,248,000

Regional Office - XII	9,508,000	5,740,000	15,248,000
Region XIII - Caraga	7,150,000	3,181,000	10,331,000

Regional Office - XIII	7,150,000	3,181,000	10,331,000
Case Management		9,242,000	9,242,000

National Capital Region (NCR)		1,543,000	1,543,000

Central Office		1,024,000	1,024,000
Regional Office - NCR		519,000	519,000
Region I - Ilocos		443,000	443,000

Regional Office - I		443,000	443,000
Cordillera Administrative Region (CAR)		373,000	373,000

Regional Office - CAR		373,000	373,000
Region II - Cagayan Valley		284,000	284,000

Regional Office - II		284,000	284,000
Region III - Central Luzon		367,000	367,000

Regional Office - III		367,000	367,000
Region IVA - CALABARZON		696,000	696,000

Regional Office - IVA		696,000	696,000
Region IVB - MIMAROPA		406,000	406,000

Regional Office - IVB		406,000	406,000
Region V - Bicol		339,000	339,000

Regional Office - V		339,000	339,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1185
DEPARTMENT OF LABOR AND EMPLOYMENT

Region VI - Western Visayas		793,000	793,000

Regional Office - VI		793,000	793,000
Region VII - Central Visayas		486,000	486,000

Regional Office - VII		486,000	486,000
Region VIII - Eastern Visayas		717,000	717,000

Regional Office - VIII		717,000	717,000
Region IX - Zamboanga Peninsula		526,000	526,000

Regional Office - IX		526,000	526,000
Region X - Northern Mindanao		658,000	658,000

Regional Office - X		658,000	658,000
Region XI - Davao		569,000	569,000

Regional Office - XI		569,000	569,000
Region XII - SOCCSKSARGEN		394,000	394,000

Regional Office - XII		394,000	394,000
Region XIII - Caraga		648,000	648,000

Regional Office - XIII		648,000	648,000
WORKERS PROTECTION AND WELFARE PROGRAM	143,700,000	21,081,118,000	21,224,818,000

Promotion of Rights and Welfare of Workers with Special Concerns	33,505,000	16,828,000	50,333,000

National Capital Region (NCR)	33,505,000	16,828,000	50,333,000

Central Office	33,505,000	16,828,000	50,333,000
Livelihood and Emergency Employment		20,961,028,000	20,961,028,000

National Capital Region (NCR)		19,740,847,000	19,740,847,000

Central Office		19,708,096,000	19,708,096,000
Regional Office - NCR		32,751,000	32,751,000
Region I - Ilocos		27,874,000	27,874,000

Regional Office - I		27,874,000	27,874,000
Cordillera Administrative Region (CAR)		68,952,000	68,952,000

Regional Office - CAR		68,952,000	68,952,000

1186	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley		40,906,000	40,906,000

Regional Office - II		40,906,000	40,906,000
Region III - Central Luzon		71,033,000	71,033,000

Regional Office - III		71,033,000	71,033,000
Region IVA - CALABARZON		65,748,000	65,748,000

Regional Office - IVA		65,748,000	65,748,000
Region IVB - MIMAROPA		29,199,000	29,199,000

Regional Office - IVB		29,199,000	29,199,000
Region V - Bicol		92,664,000	92,664,000

Regional Office - V		92,664,000	92,664,000
Region VI - Western Visayas		104,751,000	104,751,000

Regional Office - VI		104,751,000	104,751,000
Region VII - Central Visayas		133,697,000	133,697,000

Regional Office - VII		133,697,000	133,697,000
Region VIII - Eastern Visayas		126,461,000	126,461,000

Regional Office - VIII		126,461,000	126,461,000
Region IX - Zamboanga Peninsula		51,000,000	51,000,000

Regional Office - IX		51,000,000	51,000,000
Region X - Northern Mindanao		148,761,000	148,761,000

Regional Office - X		148,761,000	148,761,000
Region XI - Davao		89,727,000	89,727,000

Regional Office - XI		89,727,000	89,727,000
Region XII - SOCCSKSARGEN		114,757,000	114,757,000

Regional Office - XII		114,757,000	114,757,000
Region XIII - Caraga		54,651,000	54,651,000

Regional Office - XIII		54,651,000	54,651,000
Welfare Services	110,195,000	103,262,000	213,457,000

National Capital Region (NCR)	11,884,000	95,893,000	107,777,000

Central Office		95,262,000	95,262,000
Regional Office - NCR	11,884,000	631,000	12,515,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1187
DEPARTMENT OF LABOR AND EMPLOYMENT

Region I - Ilocos	3,805,000	510,000	4,315,000

Regional Office - I	3,805,000	510,000	4,315,000
Cordillera Administrative Region (CAR)	7,716,000	482,000	8,198,000

Regional Office - CAR	7,716,000	482,000	8,198,000
Region II - Cagayan Valley	6,191,000	372,000	6,563,000

Regional Office - II	6,191,000	372,000	6,563,000
Region III - Central Luzon	5,202,000	597,000	5,799,000

Regional Office - III	5,202,000	597,000	5,799,000
Region IVA - CALABARZON	6,505,000	703,000	7,208,000

Regional Office - IVA	6,505,000	703,000	7,208,000
Region IVB - MIMAROPA	9,202,000	408,000	9,610,000

Regional Office - IVB	9,202,000	408,000	9,610,000
Region V - Bicol	8,536,000	362,000	8,898,000

Regional Office - V	8,536,000	362,000	8,898,000
Region VI - Western Visayas	4,631,000	479,000	5,110,000

Regional Office - VI	4,631,000	479,000	5,110,000
Region VII - Central Visayas	8,053,000	410,000	8,463,000

Regional Office - VII	8,053,000	410,000	8,463,000
Region VIII - Eastern Visayas	5,677,000	403,000	6,080,000

Regional Office - VIII	5,677,000	403,000	6,080,000
Region IX - Zamboanga Peninsula	5,940,000	634,000	6,574,000

Regional Office - IX	5,940,000	634,000	6,574,000
Region X - Northern Mindanao	6,718,000	488,000	7,206,000

Regional Office - X	6,718,000	488,000	7,206,000
Region XI - Davao	7,094,000	797,000	7,891,000

Regional Office - XI	7,094,000	797,000	7,891,000
Region XII - SOCCSKSARGEN	5,440,000	473,000	5,913,000

Regional Office - XII	5,440,000	473,000	5,913,000
Region XIII - Caraga	7,601,000	251,000	7,852,000

Regional Office - XIII	7,601,000	251,000	7,852,000

1188	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Sub-total, Operations		686,567,000		22,756,391,000		10,000,000		23,452,958,000

Total, Regular Programs		1,930,155,000		23,108,217,000		167,960,000		25,206,332,000

B. PROJECT(S)
Locally-Funded Project(s)
Computerization Program				106,937,000		159,868,000		266,805,000

National Capital Region (NCR)				106,937,000		159,868,000		266,805,000

Central Office				106,937,000		159,868,000		266,805,000
Skills Registry Program				15,078,000				15,078,000

National Capital Region (NCR)				15,078,000				15,078,000

Central Office				15,078,000				15,078,000

Sub-total, Locally-Funded Project(s)				122,015,000		159,868,000		281,883,000

Total, Project(s)				122,015,000		159,868,000		281,883,000

TOTAL NEW APPROPRIATIONS	₱	1,930,155,000	₱	23,230,232,000	₱	327,828,000	₱	25,488,215,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,219,716

Total Permanent Positions	1,219,716

Other Compensation Common to All
Personnel Economic Relief Allowance	50,832
Representation Allowance	14,226
Transportation Allowance	14,226
Clothing and Uniform Allowance	14,826
Mid-Year Bonus - Civilian	101,643
Year End Bonus	101,643
Cash Gift	10,590
Productivity Enhancement Incentive	10,590
Step Increment	3,051

Total Other Compensation Common to All	321,627

DECEMBER 30, 2024	OFFICIAL GAZETTE	1189
DEPARTMENT OF LABOR AND EMPLOYMENT

Other Benefits
PAG-IBIG Contributions	5,081
PhilHealth Contributions	29,704
Employees Compensation Insurance Premiums	2,540
Loyalty Award - Civilian	1,780
Terminal Leave	34,645

Total Other Benefits	73,750

Non-Permanent Positions	315,062

Total Personnel Services	1,930,155

Maintenance and Other Operating Expenses
Travelling Expenses	128,731
Training and Scholarship Expenses	217,013
Supplies and Materials Expenses	187,894
Utility Expenses	58,218
Communication Expenses	99,786
Awards/Rewards and Prizes	5,002
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,392
Professional Services	545,804
General Services	81,377
Repairs and Maintenance	30,647
Financial Assistance/Subsidy	21,382,430
Taxes, Insurance Premiums and Other Fees	12,027
Other Maintenance and Operating Expenses
Advertising Expenses	4,526
Printing and Publication Expenses	58,099
Representation Expenses	60,902
Transportation and Delivery Expenses	197
Rent/Lease Expenses	119,719
Membership Dues and Contributions to Organizations	411
Subscription Expenses	78,212
Bank Transaction Fee	10
Other Maintenance and Operating Expenses	152,835

Total Maintenance and Other Operating Expenses	23,230,232

Total Current Operating Expenditures	25,160,387

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,000
Machinery and Equipment Outlay	169,868
Transportation Equipment Outlay	46,100
Other Property Plant and Equipment Outlay	11,860

Total Capital Outlays	327,828

TOTAL NEW APPROPRIATIONS	25,488,215

B. INSTITUTE FOR LABOR STUDIES

For general administration and support, and operations, as indicated hereunder	₱	95,564,000

1190	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	17,361,000	₱	39,071,000	₱	18,242,000	₱	74,674,000
Operations		18,091,000		2,799,000				20,890,000

LABOR AND EMPLOYMENT RESEARCH PROGRAM		18,091,000		2,799,000				20,890,000

TOTAL NEW APPROPRIATIONS	₱	35,452,000	₱	41,870,000	₱	18,242,000	₱	95,564,000

Special Provision(s)

1.  Reporting and Posting Requirements. The Institute for Labor Studies (ILS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) ILS’s website.

The ILS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2.  Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,059,000	₱	39,071,000	₱	18,242,000	₱	74,372,000
Administration of Personnel Benefits		302,000						302,000

Sub-total, General Administration and Support		17,361,000		39,071,000		18,242,000		74,674,000

Operations
LABOR AND EMPLOYMENT RESEARCH PROGRAM		18,091,000		2,799,000				20,890,000

Cost-Benefit Evaluation of Legislation, Research into Innovative and Indigenous Approaches Promoting Harmonious and Productive Labor-Management Relations, and Publication		18,091,000		2,799,000				20,890,000

Sub-total, Operations		18,091,000		2,799,000				20,890,000

TOTAL NEW APPROPRIATIONS	₱	35,452,000	₱	41,870,000	₱	18,242,000	₱	95,564,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1191
DEPARTMENT OF LABOR AND EMPLOYMENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,875

Total Permanent Positions	26,875

Other Compensation Common to All
Personnel Economic Relief Allowance	1,152
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	336
Mid-Year Bonus - Civilian	2,240
Year End Bonus	2,240
Cash Gift	240
Productivity Enhancement Incentive	240
Step Increment	67

Total Other Compensation Common to All	7,415

Other Benefits
PAG-IBIG Contributions	115
PhilHealth Contributions	642
Employees Compensation Insurance Premiums	58
Loyalty Award - Civilian	45
Terminal Leave	302

Total Other Benefits	1,162

Total Personnel Services	35,452

Maintenance and Other Operating Expenses
Travelling Expenses	2,902
Training and Scholarship Expenses	900
Supplies and Materials Expenses	2,500
Utility Expenses	3,000
Communication Expenses	3,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	137
Professional Services	2,395
General Services	2,335
Repairs and Maintenance	900
Taxes, Insurance Premiums and Other Fees	210
Other Maintenance and Operating Expenses
Printing and Publication Expenses	250
Representation Expenses	2,500
Rent/Lease Expenses	8,326

1192	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Subscription Expenses	11,565
Other Maintenance and Operating Expenses	450

Total Maintenance and Other Operating Expenses	41,870

Total Current Operating Expenditures	77,322

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	15,542
Transportation Equipment Outlay	2,700

Total Capital Outlays	18,242

TOTAL NEW APPROPRIATIONS	95,564

C. NATIONAL CONCILIATION AND MEDIATION BOARD

For general administration and support, support to operations, and operations, as indicated hereunder	₱	329,274,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	24,607,000	₱	62,619,000	₱	40,231,000	₱	127,457,000
Support to Operations		21,895,000		7,917,000				29,812,000
Operations		121,811,000		47,842,000		2,352,000		172,005,000

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		48,618,000		27,788,000		2,352,000		78,758,000
LABOR CASE MANAGEMENT PROGRAM		73,193,000		20,054,000				93,247,000

TOTAL NEW APPROPRIATIONS	₱	168,313,000	₱	118,378,000	₱	42,583,000	₱	329,274,000

Special Provisions

1.  Special Voluntary Arbitration Fund. In addition to the amounts appropriated herein, Three Hundred Sixty One Thousand Pesos (₱361,000) sourced from registration fees collected on collective bargaining agreements, constituted into the Special Voluntary Arbitration Fund, shall be used for the effective and efficient administration of the Voluntary Arbitration Program, in accordance with Article 231 of P.D. No. 442, as amended by R.A. No. 6715.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The National Conciliation and Mediation Board (NCMB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NCMB’s website.

The NCMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	1193
DEPARTMENT OF LABOR AND EMPLOYMENT

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,304,000	₱	62,619,000	₱	40,231,000	₱	121,154,000

National Capital Region (NCR)		18,304,000		62,619,000		40,231,000		121,154,000

Central Office		18,304,000		62,619,000		40,231,000		121,154,000
Administration of Personnel Benefits		6,303,000						6,303,000

National Capital Region (NCR)		6,303,000						6,303,000

Central Office		6,303,000						6,303,000

Sub-total, General Administration and Support		24,607,000		62,619,000		40,231,000		127,457,000

Support to Operations
Policy and Program Formulation, Monitoring and Evaluation and Conciliation/Mediation, Labor Management Cooperation and Voluntary Arbitration		21,895,000		7,917,000				29,812,000

National Capital Region (NCR)		21,895,000		7,917,000				29,812,000

Central Office		21,895,000		7,917,000				29,812,000

Sub-total, Support to Operations		21,895,000		7,917,000				29,812,000

Operations
LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		48,618,000		27,788,000		2,352,000		78,758,000

Facilitation/Operationalization/Institutionalization/ Strengthening and Enhancement of Workplace Cooperation Partnership Mechanisms, and Workplace Dispute Prevention and Settlement Mechanisms		48,618,000		27,788,000		2,352,000		78,758,000

National Capital Region (NCR)		48,618,000		27,788,000		2,352,000		78,758,000

Central Office		48,618,000		27,788,000		2,352,000		78,758,000
LABOR CASE MANAGEMENT PROGRAM		73,193,000		20,054,000				93,247,000

1194	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Labor Conciliation-Mediation of Requests for Assistance (RFAs), Preventive Mediation (PM), Notices of Strike/Lockout (NS/L) Actual Strike/Lockout (AS/L) and Arbitration Services		73,193,000		20,054,000				93,247,000

National Capital Region (NCR)		73,193,000		20,054,000				93,247,000

Central Office		73,193,000		20,054,000				93,247,000

Sub-total, Operations		121,811,000		47,842,000		2,352,000		172,005,000

TOTAL NEW APPROPRIATIONS	₱	168,313,000	₱	118,378,000	₱	42,583,000	₱	329,274,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	122,209

Total Permanent Positions	122,209

Other Compensation Common to All
Personnel Economic Relief Allowance	4,608
Representation Allowance	3,786
Transportation Allowance	3,786
Clothing and Uniform Allowance	1,344
Mid-Year Bonus-Civilian	10,184
Year End Bonus	10,184
Cash Gift	960
Productivity Enhancement Incentive	960
Step Increment	305

Total Other Compensation Common to All	36,117

Other Benefits
PAG-IBIG Contributions	461
PhilHealth Contributions	2,872
Employees Compensation Insurance Premiums	231
Loyalty Award - Civilian	120
Terminal Leave	6,303

Total Other Benefits	9,987

Total Personnel Services	168,313

Maintenance and Other Operating Expenses
Travelling Expenses	7,462

DECEMBER 30, 2024	OFFICIAL GAZETTE	1195
DEPARTMENT OF LABOR AND EMPLOYMENT

Training and Scholarship Expenses	11,224
Supplies and Materials Expenses	15,587
Utility Expenses	8,517
Communication Expenses	8,980
Awards/Rewards and Prizes	1,200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,264
Professional Services	8,686
General Services	15,932
Repairs and Maintenance	5,921
Taxes, Insurance Premiums and Other Fees	2,205
Other Maintenance and Operating Expenses
Printing and Publication Expenses	570
Representation Expenses	2,611
Transportation and Delivery Expenses	522
Rent/Lease Expenses	19,524
Subscription Expenses	5,829
Other Maintenance and Operating Expenses	1,344

Total Maintenance and Other Operating Expenses	118,378

Total Current Operating Expenditures	286,691

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	22,983
Transportation Equipment Outlay	19,600

Total Capital Outlays	42,583

TOTAL NEW APPROPRIATIONS	329,274

D. NATIONAL LABOR RELATIONS COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	1,496,869,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	116,049,000	₱	131,322,000	₱	44,602,000	₱	291,973,000
Operations		1,041,683,000		163,213,000				1,204,896,000

LABOR ARBITRATION PROGRAM		1,018,570,000		149,353,000				1,167,923,000
EXECUTION PROGRAM		23,113,000		13,860,000				36,973,000

TOTAL NEW APPROPRIATIONS	₱	1,157,732,000	₱	294,535,000	₱	44,602,000	₱	1,496,869,000

1196	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. Reporting and Posting Requirements. The National Labor Relations Commission (NLRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NLRC’s website.

The NLRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to the said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	82,878,000	₱	131,322,000	₱	44,602,000	₱	258,802,000

National Capital Region (NCR)		82,878,000		131,322,000		44,602,000		258,802,000

Central Office		82,878,000		131,322,000		44,602,000		258,802,000
Administration of Personnel Benefits		33,171,000						33,171,000

National Capital Region (NCR)		33,171,000						33,171,000

Central Office		33,171,000						33,171,000

Sub-total, General Administration and Support		116,049,000		131,322,000		44,602,000		291,973,000

Operations
LABOR ARBITRATION PROGRAM		1,018,570,000		149,353,000				1,167,923,000

Resolution of Appealed Labor Cases		318,536,000		70,336,000				388,872,000

National Capital Region (NCR)		318,536,000		70,336,000				388,872,000
Central Office		318,536,000		70,336,000				388,872,000

Arbitration of Labor Cases		700,034,000		79,017,000				779,051,000

National Capital Region (NCR)		700,034,000		79,017,000				779,051,000

Central Office		700,034,000		79,017,000				779,051,000

EXECUTION PROGRAM		23,113,000		13,860,000				36,973,000

Implementation and Execution of Judgments Rendered in Labor Cases		23,113,000		13,860,000				36,973,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1197
DEPARTMENT OF LABOR AND EMPLOYMENT

National Capital Region (NCR)		23,113,000		13,860,000				36,973,000

Central Office		23,113,000		13,860,000				36,973,000

Sub-total, Operations		1,041,683,000		163,213,000				1,204,896,000

TOTAL NEW APPROPRIATIONS	₱	1,157,732,000	₱	294,535,000	₱	44,602,000	₱	1,496,869,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	831,161

Total Permanent Positions	831,161

Other Compensation Common to All
Personnel Economic Relief Allowance	26,112
Representation Allowance	28,482
Transportation Allowance	28,482
Clothing and Uniform Allowance	7,616
Mid-Year Bonus - Civilian	69,264
Year End Bonus	69,264
Cash Gift	5,440
Productivity Enhancement Incentive	5,440
Step Increment	2,079

Total Other Compensation Common to All	242,179

Other Compensation for Specific Groups
Longevity Pay	28,465

Total Other Compensation for Specific Groups	28,465

Other Benefits
PAG-IBIG Contributions	2,611
PhilHealth Contributions	16,737
Employees Compensation Insurance Premiums	1,306
Loyalty Award - Civilian	960
Terminal Leave	33,171

Total Other Benefits	54,785

Non-Permanent Positions	1,142

Total Personnel Services	1,157,732

1198	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	17,018
Training and Scholarship Expenses	5,365
Supplies and Materials Expenses	17,230
Utility Expenses	29,616
Communication Expenses	55,637
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	25,821
Professional Services	17,012
General Services	18,801
Repairs and Maintenance	10,825
Taxes, Insurance Premiums and Other Fees	2,147
Other Maintenance and Operating Expenses
Advertising Expenses	192
Printing and Publication Expenses	220
Representation Expenses	300
Transportation and Delivery Expenses	706
Rent/Lease Expenses	87,088
Subscription Expenses	6,557

Total Maintenance and Other Operating Expenses	294,535

Total Current Operating Expenditures	1,452,267

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	29,562
Intangible Assets Outlay	15,040

Total Capital Outlays	44,602

TOTAL NEW APPROPRIATIONS	1,496,869

E. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	351,209,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	32,154,000	₱	83,165,000	₱	35,990,000	₱	151,309,000
Operations		139,564,000		60,336,000				199,900,000

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		108,570,000		31,806,000				140,376,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1199
DEPARTMENT OF LABOR AND EMPLOYMENT

WAGE REGULATORY PROGRAM		30,994,000		28,530,000				59,524,000

TOTAL NEW APPROPRIATIONS	₱	171,718,000	₱	143,501,000	₱	35,990,000	₱	351,209,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Wages and Productivity Commission (NWPC) shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NWPC’s website.

The NWPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,154,000	₱	79,119,000	₱	35,990,000	₱	147,263,000

National Capital Region (NCR)		32,154,000		79,119,000		35,990,000		147,263,000

Central Office		32,154,000		79,119,000		35,990,000		147,263,000
Human Resource Development				4,046,000				4,046,000

National Capital Region (NCR)				4,046,000				4,046,000

Central Office				4,046,000				4,046,000

Sub-total, General Administration and Support		32,154,000		83,165,000		35,990,000		151,309,000

Operations
ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		108,570,000		31,806,000				140,376,000

Development and Implementation of Policies, Plans and Projects Related to Incomes, Productivity Improvement and Gainsharing Schemes		108,570,000		31,806,000				140,376,000

National Capital Region (NCR)		108,570,000		31,806,000				140,376,000

Central Office		108,570,000		31,806,000				140,376,000
WAGE REGULATORY PROGRAM		30,994,000		28,530,000				59,524,000

Development and Implementation of Policies Plans, Programs, and Projects on Wages and Resolution of Wage Order and Exemption Cases		30,994,000		28,530,000				59,524,000

1200	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)		30,994,000		28,530,000				59,524,000

Central Office		30,994,000		28,530,000				59,524,000

Sub-total, Operations		139,564,000		60,336,000				199,900,000

TOTAL NEW APPROPRIATIONS	₱	171,718,000	₱	143,501,000	₱	35,990,000	₱	351,209,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	112,424

Total Permanent Positions	112,424

Other Compensation Common to All
Personnel Economic Relief Allowance	4,512
Representation Allowance	1,854
Transportation Allowance	1,854
Clothing and Uniform Allowance	1,316
Honoraria	20,400
Mid-Year Bonus - Civilian	9,369
Year End Bonus	9,369
Cash Gift	940
Productivity Enhancement Incentive	940
Step Increment	281

Total Other Compensation Common to All	50,835

Other Benefits
PAG-IBIG Contributions	452
PhilHealth Contributions	2,736
Employees Compensation Insurance Premiums	225
Loyalty Award - Civilian	140

Total Other Benefits	3,553

Non-Permanent Positions	4,906

Total Personnel Services	171,718

Maintenance and Other Operating Expenses
Travelling Expenses	3,525
Training and Scholarship Expenses	5,365

DECEMBER 30, 2024	OFFICIAL GAZETTE	1201
DEPARTMENT OF LABOR AND EMPLOYMENT

Supplies and Materials Expenses	13,638
Utility Expenses	5,973
Communication Expenses	3,959
Awards/Rewards and Prizes	3,605
Survey, Research, Exploration and Development Expenses	2,100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	420
Professional Services	7,151
General Services	6,215
Repairs and Maintenance	5,364
Taxes, Insurance Premiums and Other Fees	1,465
Other Maintenance and Operating Expenses
Advertising Expenses	1,725
Printing and Publication Expenses	1,176
Representation Expenses	15,851
Transportation and Delivery Expenses	284
Rent/Lease Expenses	58,496
Subscription Expenses	4,738
Other Maintenance and Operating Expenses	2,451

Total Maintenance and Other Operating Expenses	143,501

Total Current Operating Expenditures	315,219

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	15,390
Transportation Equipment Outlay	20,600

Total Capital Outlays	35,990

TOTAL NEW APPROPRIATIONS	351,209

F. PROFESSIONAL REGULATION COMMISSION

For general administration and support, support to operations, and operations, as indicated hereunder	₱	2,707,939,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	251,258,000	₱	305,473,000	₱	559,472,000	₱	1,116,203,000
Support to Operations		42,677,000		121,707,000		109,909,000		274,293,000
Operations		631,871,000		685,572,000				1,317,443,000

PROFESSIONAL LICENSURE PROGRAM		439,750,000		575,927,000				1,015,677,000

1202	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROFESSIONAL REGULATION PROGRAM		192,121,000		109,645,000				301,766,000

TOTAL NEW APPROPRIATIONS	₱	925,806,000	₱	1,112,752,000	₱	669,381,000	₱	2,707,939,000

Special Provision(s)

1. Reporting and Posting Requirements. The Professional Regulation Commission (PRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PRC’s website.

The PRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	249,500,000	₱	305,473,000	₱	559,472,000	₱	1,114,445,000

National Capital Region (NCR)		112,760,000		204,664,000		19,472,000		336,896,000

Central Office		101,609,000		175,801,000		19,472,000		296,882,000
Regional Office - NCR		11,151,000		28,863,000				40,014,000
Region I - Ilocos		9,897,000		5,469,000				15,366,000

Regional Office - I		9,897,000		5,469,000				15,366,000
Cordillera Administrative Region (CAR)		9,562,000		11,614,000				21,176,000

Regional Office - (CAR)		9,562,000		11,614,000				21,176,000
Region II - Cagayan Valley		7,772,000		3,888,000				11,660,000

Regional Office - II		7,772,000		3,888,000				11,660,000
Region III - Central Luzon		7,304,000		3,035,000		90,000,000		100,339,000

Regional Office - III		7,304,000		3,035,000		90,000,000		100,339,000
Region IVA - CALABARZON		8,741,000		6,459,000				15,200,000

Regional Office - IVA		8,741,000		6,459,000				15,200,000
Region IVB - MIMAROPA		9,105,000		8,157,000				17,262,000

Regional Office - IVB		9,105,000		8,157,000				17,262,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1203
DEPARTMENT OF LABOR AND EMPLOYMENT

Region V - Bicol	9,326,000	6,392,000	70,000,000	85,718,000

Regional Office - V	9,326,000	6,392,000	70,000,000	85,718,000
Region VI - Western Visayas	9,331,000	3,033,000		12,364,000

Regional Office - VI	9,331,000	3,033,000		12,364,000
Region VII - Central Visayas	8,987,000	6,663,000		15,650,000

Regional Office - VII	8,987,000	6,663,000		15,650,000
Region VIII - Eastern Visayas	10,111,000	4,001,000		14,112,000

Regional Office - VIII	10,111,000	4,001,000		14,112,000
Region IX - Zamboanga Peninsula	8,298,000	6,606,000		14,904,000

Regional Office - IX	8,298,000	6,606,000		14,904,000
Region X - Northern Mindanao	10,294,000	10,575,000		20,869,000

Regional Office - X	10,294,000	10,575,000		20,869,000
Region XI - Davao	9,974,000	13,632,000	150,000,000	173,606,000

Regional Office - XI	9,974,000	13,632,000	150,000,000	173,606,000
Region XII - SOCCSKSARGEN	9,366,000	6,150,000	100,000,000	115,516,000

Regional Office - XII	9,366,000	6,150,000	100,000,000	115,516,000
Region XIII - Caraga	8,672,000	5,135,000	130,000,000	143,807,000

Regional Office - XIII	8,672,000	5,135,000	130,000,000	143,807,000
Administration of Personnel Benefits	1,758,000			1,758,000

National Capital Region	1,758,000			1,758,000

Central Office	1,758,000			1,758,000

Sub-total, General Administration and Support	251,258,000	305,473,000	559,472,000	1,116,203,000

Support to Operations
Digitalization Program	29,563,000	115,158,000	109,909,000	254,630,000

National Capital Region (NCR)	17,734,000	113,558,000	109,909,000	241,201,000

Central Office	16,955,000	113,458,000	109,909,000	240,322,000
Regional Office - NCR	779,000	100,000		879,000
Region I - Ilocos	779,000	100,000		879,000

Regional Office - I	779,000	100,000		879,000

1204	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cordillera Administrative Region (CAR)	779,000	100,000	879,000

Regional Office - (CAR)	779,000	100,000	879,000
Region II - Cagayan Valley	791,000	100,000	891,000

Regional Office - II	791,000	100,000	891,000
Region III - Central Luzon	791,000	100,000	891,000

Regional Office - III	791,000	100,000	891,000
Region IVA - CALABARZON	791,000	100,000	891,000

Regional Office - IVA	791,000	100,000	891,000
Region IVB - MIMAROPA	791,000	100,000	891,000

Regional Office - IVB	791,000	100,000	891,000
Region V - Bicol	791,000	100,000	891,000

Regional Office - V	791,000	100,000	891,000
Region VI - Western Visayas	791,000	100,000	891,000

Regional Office - VI	791,000	100,000	891,000
Region VII - Central Visayas	791,000	100,000	891,000

Regional Office - VII	791,000	100,000	891,000
Region VIII - Eastern Visayas	791,000	100,000	891,000

Regional Office - VIII	791,000	100,000	891,000
Region IX - Zamboanga Peninsula	791,000	100,000	891,000

Regional Office - IX	791,000	100,000	891,000
Region X - Northern Mindanao	791,000	100,000	891,000

Regional Office - X	791,000	100,000	891,000
Region XI - Davao	791,000	100,000	891,000

Regional Office - XI	791,000	100,000	891,000
Region XII - SOCCSKSARGEN	791,000	200,000	991,000

Regional Office - XII	791,000	200,000	991,000
Region XIII - Caraga	779,000	100,000	879,000

Regional Office - XIII	779,000	100,000	879,000
Recognition of Professional Qualifications through International Agreements, Treaties and Laws	13,114,000	6,549,000	19,663,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1205
DEPARTMENT OF LABOR AND EMPLOYMENT

National Capital Region (NCR)	13,114,000	6,549,000		19,663,000

Central Office	13,114,000	6,549,000		19,663,000

Sub-total, Support to Operations	42,677,000	121,707,000	109,909,000	274,293,000

Operations
PROFESSIONAL LICENSURE PROGRAM	439,750,000	575,927,000		1,015,677,000

Administration of Licensure
Examinations of Regulated Professions	439,750,000	575,927,000		1,015,677,000

National Capital Region (NCR)	336,283,000	337,481,000		673,764,000

Central Office	318,821,000	209,529,000		528,350,000
Regional Office - NCR	17,462,000	127,952,000		145,414,000
Region I - Ilocos	6,319,000	10,420,000		16,739,000

Regional Office - I	6,319,000	10,420,000		16,739,000
Cordillera Administrative Region (CAR)	7,127,000	21,389,000		28,516,000

Regional Office - (CAR)	7,127,000	21,389,000		28,516,000
Region II - Cagayan Valley	5,090,000	14,692,000		19,782,000

Regional Office - II	5,090,000	14,692,000		19,782,000
Region III - Central Luzon	7,521,000	11,336,000		18,857,000

Regional Office - III	7,521,000	11,336,000		18,857,000
Region IVA - CALABARZON	5,794,000	18,891,000		24,685,000

Regional Office - IVA	5,794,000	18,891,000		24,685,000
Region IVB - MIMAROPA	6,243,000	7,164,000		13,407,000

Regional Office - IVB	6,243,000	7,164,000		13,407,000
Region V - Bicol	6,104,000	15,111,000		21,215,000

Regional Office - V	6,104,000	15,111,000		21,215,000
Region VI - Western Visayas	8,046,000	18,648,000		26,694,000

Regional Office - VI	8,046,000	18,648,000		26,694,000
Region VII - Central Visayas	8,996,000	21,510,000		30,506,000

Regional Office - VII	8,996,000	21,510,000		30,506,000
Region VIII - Eastern Visayas	6,864,000	15,280,000		22,144,000

Regional Office - VIII	6,864,000	15,280,000		22,144,000

1206	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IX - Zamboanga Peninsula	6,884,000	17,940,000	24,824,000

Regional Office - IX	6,884,000	17,940,000	24,824,000
Region X - Northern Mindanao	8,986,000	18,845,000	27,831,000

Regional Office - X	8,986,000	18,845,000	27,831,000
Region XI - Davao	5,955,000	26,261,000	32,216,000

Regional Office - XI	5,955,000	26,261,000	32,216,000
Region XII - SOCCSKSARGEN	7,680,000	12,378,000	20,058,000

Regional Office - XII	7,680,000	12,378,000	20,058,000
Region XIII - Caraga	5,858,000	8,581,000	14,439,000

Regional Office - XIII	5,858,000	8,581,000	14,439,000
PROFESSIONAL REGULATION PROGRAM	192,121,000	109,645,000	301,766,000

Investigation, Adjudication and Conduct of Legal Research and Opinion	45,300,000	6,271,000	51,571,000

National Capital Region (NCR)	18,139,000	4,871,000	23,010,000

Central Office	15,141,000	4,371,000	19,512,000
Regional Office - NCR	2,998,000	500,000	3,498,000
Region I - Ilocos	2,152,000	100,000	2,252,000

Regional Office - I	2,152,000	100,000	2,252,000
Cordillera Administrative Region (CAR)	2,495,000	100,000	2,595,000

Regional Office - (CAR)	2,495,000	100,000	2,595,000
Region II - Cagayan Valley	1,291,000	100,000	1,391,000

Regional Office - II	1,291,000	100,000	1,391,000
Region III - Central Luzon	1,190,000	100,000	1,290,000

Regional Office - III	1,190,000	100,000	1,290,000
Region IVA - CALABARZON	1,505,000	100,000	1,605,000

Regional Office - IVA	1,505,000	100,000	1,605,000
Region IVB - MIMAROPA	2,465,000	100,000	2,565,000

Regional Office - IVB	2,465,000	100,000	2,565,000
Region V - Bicol	2,165,000	100,000	2,265,000

Regional Office - V	2,165,000	100,000	2,265,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1207
DEPARTMENT OF LABOR AND EMPLOYMENT

Region VI - Western Visayas	2,465,000	100,000	2,565,000

Regional Office - VI	2,465,000	100,000	2,565,000
Region VII - Central Visayas	2,484,000	100,000	2,584,000

Regional Office - VII	2,484,000	100,000	2,584,000
Region VIII - Eastern Visayas	2,183,000	100,000	2,283,000

Regional Office - VIII	2,183,000	100,000	2,283,000
Region IX - Zamboanga Peninsula	1,503,000	100,000	1,603,000

Regional Office - IX	1,503,000	100,000	1,603,000
Region X - Northern Mindanao	2,467,000	100,000	2,567,000

Regional Office - X	2,467,000	100,000	2,567,000
Region XI - Davao	2,484,000	100,000	2,584,000

Regional Office - XI	2,484,000	100,000	2,584,000
Region XII - SOCCSKSARGEN		50,000	50,000

Regional Office - XII		50,000	50,000
Region XIII - Caraga	312,000	50,000	362,000

Regional Office - XIII	312,000	50,000	362,000
Inspection, Monitoring, Accreditation of Firms, Institutions and Organizations, and Continuing Professional Development Program	86,692,000	15,216,000	101,908,000

National Capital Region (NCR)	19,321,000	10,064,000	29,385,000

Central Office	10,965,000	9,764,000	20,729,000
Regional Office - NCR	8,356,000	300,000	8,656,000
Region I - Ilocos	3,245,000	400,000	3,645,000

Regional Office - I	3,245,000	400,000	3,645,000
Cordillera Administrative Region (CAR)	5,251,000	400,000	5,651,000

Regional Office - CAR	5,251,000	400,000	5,651,000
Region II - Cagayan Valley	5,251,000	200,000	5,451,000

Regional Office - II	5,251,000	200,000	5,451,000
Region III - Central Luzon	4,706,000	250,000	4,956,000

Regional Office - III	4,706,000	250,000	4,956,000

1208	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON	3,762,000	300,000	4,062,000

Regional Office - IVA	3,762,000	300,000	4,062,000
Region IVB - MIMAROPA	4,713,000	252,000	4,965,000

Regional Office - IVB	4,713,000	252,000	4,965,000
Region V - Bicol	4,722,000	300,000	5,022,000

Regional Office - V	4,722,000	300,000	5,022,000
Region VI - Western Visayas	3,393,000	500,000	3,893,000

Regional Office - VI	3,393,000	500,000	3,893,000
Region VII - Central Visayas	3,747,000	600,000	4,347,000

Regional Office - VII	3,747,000	600,000	4,347,000
Region VIII - Eastern Visayas	4,448,000	200,000	4,648,000

Regional Office - VIII	4,448,000	200,000	4,648,000
Region IX - Zamboanga Peninsula	5,253,000	600,000	5,853,000

Regional Office - IX	5,253,000	600,000	5,853,000
Region X - Northern Mindanao	4,723,000	300,000	5,023,000

Regional Office - X	4,723,000	300,000	5,023,000
Region XI - Davao	4,139,000	400,000	4,539,000

Regional Office - XI	4,139,000	400,000	4,539,000
Region XII - SOCCSKSARGEN	4,784,000	350,000	5,134,000

Regional Office - XII	4,784,000	350,000	5,134,000
Region XIII - Caraga	5,234,000	100,000	5,334,000

Regional Office - XIII	5,234,000	100,000	5,334,000
Registration and Renewal of Professional Licenses, and Recognition of Qualification Title	60,129,000	88,158,000	148,287,000

National Capital Region (NCR)	13,389,000	68,614,000	82,003,000

Central Office	7,431,000	64,435,000	71,866,000
Regional Office - NCR	5,958,000	4,179,000	10,137,000
Region I - Ilocos	3,725,000	1,116,000	4,841,000

Regional Office - I	3,725,000	1,116,000	4,841,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1209
DEPARTMENT OF LABOR AND EMPLOYMENT

Cordillera Administrative Region (CAR)		3,752,000		1,085,000				4,837,000

Regional Office - CAR		3,752,000		1,085,000				4,837,000
Region II - Cagayan Valley		2,926,000		1,081,000				4,007,000

Regional Office - II		2,926,000		1,081,000				4,007,000
Region III - Central Luzon		3,361,000		1,773,000				5,134,000

Regional Office - III		3,361,000		1,773,000				5,134,000
Region IVA - CALABARZON		2,916,000		2,503,000				5,419,000

Regional Office - IVA		2,916,000		2,503,000				5,419,000
Region IVB - MIMAROPA		1,829,000		416,000				2,245,000

Regional Office - IVB		1,829,000		416,000				2,245,000
Region V - Bicol		2,911,000		1,213,000				4,124,000

Regional Office - V		2,911,000		1,213,000				4,124,000
Region VI - Western Visayas		3,690,000		1,475,000				5,165,000

Regional Office - VI		3,690,000		1,475,000				5,165,000
Region VII - Central Visayas		3,429,000		1,910,000				5,339,000

Regional Office - VII		3,429,000		1,910,000				5,339,000
Region VIII - Eastern Visayas		2,495,000		1,011,000				3,506,000

Regional Office - VIII		2,495,000		1,011,000				3,506,000
Region IX - Zamboanga Peninsula		3,237,000		1,373,000				4,610,000

Regional Office - IX		3,237,000		1,373,000				4,610,000
Region X - Northern Mindanao		3,309,000		1,245,000				4,554,000

Regional Office - X		3,309,000		1,245,000				4,554,000
Region XI - Davao		3,749,000		1,269,000				5,018,000

Regional Office - XI		3,749,000		1,269,000				5,018,000
Region XII - SOCCSKSARGEN		2,916,000		1,369,000				4,285,000

Regional Office - XII		2,916,000		1,369,000				4,285,000
Region XIII - Caraga		2,495,000		705,000				3,200,000

Regional Office - XIII		2,495,000		705,000				3,200,000

Sub-total, Operations		631,871,000		685,572,000				1,317,443,000

TOTAL NEW APPROPRIATIONS	₱	925,806,000	₱	1,112,752,000	₱	669,381,000	₱	2,707,939,000

1210	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	479,610

Total Permanent Positions	479,610

Other Compensation Common to All
Personnel Economic Relief Allowance	21,240
Representation Allowance	7,074
Transportation Allowance	7,074
Clothing and Uniform Allowance	6,195
Honoraria	297,546
Mid-Year Bonus - Civilian	39,967
Year End Bonus	39,967
Cash Gift	4,425
Productivity Enhancement Incentive	4,425
Step Increment	1,207

Total Other Compensation Common to All	429,120

Other Benefits
PAG-IBIG Contributions	2,113
PhilHealth Contributions	11,617
Employees Compensation Insurance Premiums	1,058
Loyalty Award - Civilian	530
Terminal Leave	1,758

Total Other Benefits	17,076

Total Personnel Services	925,806

Maintenance and Other Operating Expenses
Travelling Expenses	50,290
Training and Scholarship Expenses	10,818
Supplies and Materials Expenses	200,907
Utility Expenses	38,750
Communication Expenses	46,576
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,710
Professional Services	10,899
General Services	457,540
Repairs and Maintenance	7,963
Taxes, Insurance Premiums and Other Fees	4,826
Other Maintenance and Operating Expenses
Advertising Expenses	1,650

DECEMBER 30, 2024	OFFICIAL GAZETTE	1211
DEPARTMENT OF LABOR AND EMPLOYMENT

Printing and Publication Expenses	96
Representation Expenses	7,417
Transportation and Delivery Expenses	157
Rent/Lease Expenses	250,189
Subscription Expenses	20,487
Bank Transaction Fee	6
Other Maintenance and Operating Expenses	471

Total Maintenance and Other Operating Expenses	1,112,752

Total Current Operating Expenditures	2,038,558

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	540,000
Machinery and Equipment Outlay	108,940
Transportation Equipment Outlay	7,699
Intangible Assets Outlay	12,742

Total Capital Outlays	669,381

TOTAL NEW APPROPRIATIONS	2,707,939

G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY

For general administration and support, support to operations, and operations, including foreign-assisted project(s), as indicated hereunder	₱	20,735,186,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	455,302,000	₱	90,197,000	₱	17,800,000	₱	563,299,000
Support to Operations		2,070,000		278,411,000		236,538,000		517,019,000
Operations		2,516,893,000		14,027,902,000		28,026,000		16,572,821,000

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM		20,516,000		22,764,000				43,280,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM		42,423,000		346,524,000				388,947,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM		2,453,954,000		13,658,614,000		28,026,000		16,140,594,000

Total, Regular Programs		2,974,265,000		14,396,510,000		282,364,000		17,653,139,000

1212	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. PROJECT(S)
Foreign-Assisted Project(s)				850,317,000		2,231,730,000		3,082,047,000

Total, Project(s)				850,317,000		2,231,730,000		3,082,047,000

TOTAL NEW APPROPRIATIONS	₱	2,974,265,000	₱	15,246,827,000	₱	2,514,094,000	₱	20,735,186,000

Special Provision(s)

1. Revolving Fund for Manufacturing and Production Programs. The revolving fund constituted from manufacturing and production programs, including auxiliary services of technical vocational schools shall be used for: (i) expenses directly incurred in the said manufacturing and production activities; (ii) student loans essential to support school-student projects or enterprises; (iii) other instructional programs of the school; and (iv) scholarship to students directly involved in the manufacturing and production programs of the school in accordance with L.O.I. No. 1026 dated May 23, 1980.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Revolving Fund for Training-cum-Production Activities. The revolving fund constituted from various training-cum-production activities such as, but not limited to, trade testing, use of training equipment and facilities, consultancy and technical services, and repair and maintenance services shall be used to defray all the operational expenses incurred in activities under the Sariling Sikap Program, including payment of honoraria of personnel in accordance with E.O. No. 939, s. 1984.

Disbursements or expenditures by the TESDA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

3. Training for Work Scholarship Program. The amount of Four Billion Nine Hundred Seventeen Million Four Hundred Twenty Eight Thousand Pesos (₱4,917,428,000) appropriated herein for the Training for Work Scholarship Program under the Promotion, Development, Implementation, Monitoring, and Evaluation of Technical Education and Skills Development Scholarship and Student Assistance Programs shall be used to support rapid, inclusive and sustained economic growth through the course offerings to key employment generators in the areas of agri-fishery, agri-business, agro-industrial, tourism, information technology-business process management, semiconductor and electronics, automotives, other priority manufacturing industries, logistics, general infrastructure, and new and emerging sectors and in-demand jobs based on the Latest Market Information Report of the DOLE. In addition, a majority of the training programs offered to trainees shall be those that are eligible for competency assessment and certification and the beneficiaries thereof shall undergo mandatory assessment and certification. In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

In the selection of students, the TESDA shall prioritize those without prior formal or vocational training as well as those coming from regions or provinces where the absolute number of poor residents and the incidence of poverty are high, as identified in the latest official poverty statistics of the PSA. The TESDA shall update its existing database to effectively monitor the employment of graduates under this Program.

4. Special Training for Employment Program (STEP). The amount of Two Billion Two Hundred Sixty Nine Million One Hundred Forty Two Thousand Pesos (₱2,269,142,000) appropriated herein for the Special Training for Employment Program under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used for the conduct of community-based specialty training. In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

In the identification of beneficiaries, the TESDA shall give priority to the following, in the order of preference: (i) indigent families under the National Household Targeting System for Poverty Reduction (NHTS-PR); (ii) Informal Sector Families; and (iii) those under the next lower poverty level, as determined by the DSWD.

TESDA shall ensure that the starter toolkits to be procured for distribution to beneficiaries shall meet industry standards.

Release of subsequent cash allocations shall be made only when the amount previously released has been fully liquidated in accordance with accounting and auditing rules and regulations.

5. Universal Access to Quality Tertiary Education. The amount of Three Billion Four Hundred Forty Two Million Sixteen Thousand Pesos (₱3,442,016,000) appropriated herein for the Universal Access to Quality Tertiary Education under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used to cover the cost of tertiary education for all Filipino students enrolled in Technical Vocational Institutions registered under the TESDA pursuant to R.A. No. 10931 and its IRR. The amount appropriated shall cover tuition and other school fees for 2025. In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

Release of funds shall be subject to the submission of Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

6. Tulong Trabaho Fund. The amount of One Billion Three Hundred Eighty Eight Million Seven Hundred Sixty Eight Thousand Pesos (₱1,388,768,000) appropriated herein for the Tulong Trabaho Fund under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used to develop modalities and programs to strengthen and upgrade the qualification and competencies of the Filipino workforce to meet the challenges of the rapidly evolving workplaces and work structures; provide for more innovative approaches to Technical-Vocational Education and Training (TVET) linked to the requirement of industry to primarily address unemployment and job-skills mismatch; facilitate access to quality TVET; and encourage the participation of industry and

DECEMBER 30, 2024	OFFICIAL GAZETTE	1213
DEPARTMENT OF LABOR AND EMPLOYMENT

communities in competencies formation and upgrading towards a more competitive Filipino workforce, through funding of program offerings in higher level qualifications, in new and emerging skills in areas with critical skills shortages in identified priority sectors. Of the amount appropriated herein, Two Million Pesos (₱2,000,000) shall be used to support the development of assessment tools for industry-recognized micro-credentials and massive open online courses (MOOCS) as Selected Training Programs (STPs) under the Tulong Trabaho Act. In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

In the selection of trainees, TESDA shall prioritize those who are not employed, Not in Education and Not in Training.

Implementation of this provision shall be subject to the guidelines to be issued by TESDA.

7. Senior High School Assessment and Certification Support Program. The amount of Two Hundred Seventy Five Million Eight Hundred Sixty One Thousand Pesos (₱275,861,000) appropriated herein under the Development, Implementation, Monitoring, and Evaluation of Assessment and Cetification Systems shall be used to assess the technical and vocational skills of Senior High School learners under the Technical-Vocational-Livelihood track for the issuance of National Certification.

8. Support to Expand the Number of Accredited Assessors. The amount of Twenty Seven Million Eight Hundred Eighty Two Thousand Pesos (₱27,882,000) appropriated herein under the Development, Implementation, Monitoring, and Evaluation of Assessment and Certification Systems shall be used to support the accreditation of additional assessors for training programs, including, but not limited to, the SHS assessment and certification programs.

9. Strengthening Scholarships Monitoring, and Enhancing TESDA’s Certification System. The amount of Thirty Four Million Six Hundred Sixty Eight Thousand Pesos (₱34,668,000) appropriated herein under the Provision of Management and Information Technology Services shall be allocated as follows:

a. Ten Million Pesos (₱10,000,000) for the enhancement of security measures for electronic National Certificates (e-NCs);

b. Fourteen Million Six Hundred Sixty Eight Thousand Pesos (₱14,668,000) for the harmonization of scholarships information system to ensure timely and periodic monitoring of the progression of scholarship recipients from pre-training to post-training; and

c. Ten Million Pesos (₱10,000,000) for the continuous development of the TESDA Online Program.

10. Scholarship Program for Eligible Incumbent Child Development Workers (CDWs). The amount of Eighty Million Pesos (₱80,000,000) appropriated herein under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used for the scholarship program for incumbent CDWs. The scholarship program shall prioritize eligible incumbent CDWs whose highest educational attainment is a high school diploma or lower.

The TESDA and the Early Childhood Care and Development Council (ECCDC) shall jointly develop guidelines for the implementation of this program.

11. Digital Transformation Program. The amount of Seventy Million Pesos (₱70,000,000) appropriated herein under the Provision of Management and Information Technology Services shall be used to fund the following projects under Digital Transformation Program of the TESDA:

a. Forty Million Pesos (₱40,000,000) for the acquisition/development of Artificial Intelligence (AI)-powered TVET course builder for Philippine TVET;

b. Twenty Million Pesos (₱20,000,000) for intelligent building internet-of-things skills training system; and

c. Ten Million Pesos (₱10,000,000) for the development of a generative AI-powered labor market researcher.

12. Traditional Skills and Green Skills Training. The TESDA, in coordination with the National Commission for Culture and the Arts (NCCA), the Philippine Textile Research Institute (PTRI) and the Philippine Fiber Industry Development Authority (PhilFIDA), shall include in their non-formal technical vocational education and training the traditional skills such as, but not limited to, wood carving, pottery making, weaving, arts, and crafts, taking into consideration the availability of materials in the locality.

The TESDA, in coordination with the DOLE, shall likewise conduct a skills and training needs assessment for green jobs and accelerate its development and provision of green skills traininng programs pursuant to R.A. No. 10771.

13. Application of Benefits to Teachers in Technical Education and Skills Development Authority-Supervised Institutions. Teachers of equivalent positions in TESDA-Supervised Institutions shall likewise be entitled to the benefits granted to teachers under the DepEd.

14. Reporting and Posting Requirements. The TESDA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) TESDA’s website.

The TESDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1214	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

15. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	186,335,000	₱	90,197,000	₱	17,800,000	₱	294,332,000

National Capital Region (NCR)		186,335,000		90,197,000		17,800,000		294,332,000

Central Office		186,335,000		90,197,000		17,800,000		294,332,000
Administration of Personnel Benefits		268,967,000						268,967,000

National Capital Region (NCR)		268,967,000						268,967,000

Central Office		268,967,000						268,967,000

Sub-total, General Administration and Support		455,302,000		90,197,000		17,800,000		563,299,000

Support to Operations
Provision of Management and Information Technology Services		2,070,000		278,411,000		236,538,000		517,019,000

National Capital Region (NCR)		2,070,000		278,411,000		236,538,000		517,019,000

Central Office		2,070,000		278,411,000		236,538,000		517,019,000

Sub-total, Support to Operations		2,070,000		278,411,000		236,538,000		517,019,000

Operations
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM		20,516,000		22,764,000				43,280,000

Formulation of Technical Education and Skills Development Policies, Plans and Programs		20,516,000		22,764,000				43,280,000

National Capital Region (NCR)		20,516,000		22,764,000				43,280,000

Central Office		20,516,000		22,764,000				43,280,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM		42,423,000		346,524,000				388,947,000

Development, Implementation, Monitoring and Evaluation of Quality Assurance for Technical Education and Skills Development Provision		4,627,000		9,658,000				14,285,000

National Capital Region (NCR)		4,627,000		9,658,000				14,285,000

Central Office		4,627,000		9,658,000				14,285,000
Development, Implementation, Monitoring and Evaluation of Assessment and Certification Systems		19,433,000		319,995,000				339,428,000

National Capital Region (NCR)		19,433,000		319,995,000				339,428,000

Central Office		19,433,000		319,995,000				339,428,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1215
DEPARTMENT OF LABOR AND EMPLOYMENT

Competency Standards Development	18,363,000	16,871,000		35,234,000

National Capital Region (NCR)	18,363,000	16,871,000		35,234,000

Central Office	18,363,000	16,871,000		35,234,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM	2,453,954,000	13,658,614,000	28,026,000	16,140,594,000

Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs	1,596,212,000	8,741,186,000	28,026,000	10,365,424,000

National Capital Region (NCR)	102,241,000	7,253,752,000		7,355,993,000

Central Office	73,283,000	7,170,582,000		7,243,865,000
National Capital Region	28,958,000	83,170,000		112,128,000
Region I - Ilocos	109,604,000	113,472,000		223,076,000

Regional Office - I	35,250,000	101,898,000		137,148,000
Bangui Institute of Technology (formerly Bangui School of Fisheries)	8,840,000	2,016,000		10,856,000
Luciano Milan Memorial School of Arts and Trades	14,566,000	2,551,000		17,117,000
Marcos Agro-Industrial School	16,178,000	2,751,000		18,929,000
Pangasinan School of Arts and Trades	25,694,000	2,076,000		27,770,000
Pangasinan Technological Institute	9,076,000	2,180,000		11,256,000
Cordillera Administrative Region (CAR)	49,713,000	84,805,000		134,518,000

Regional Office - CAR	10,158,000	65,554,000		75,712,000
Cordillera State Institute of Technical Education	39,555,000	19,251,000		58,806,000
Region II - Cagayan Valley	122,173,000	95,509,000	7,063,000	224,745,000

Regional Office II	11,035,000	80,439,000		91,474,000
Aparri School of Arts and Trades	26,303,000	3,993,000		30,296,000
Isabela School of Arts and Trades	33,489,000	2,163,000		35,652,000
Kasibu National Agricultural School	7,466,000	2,151,000		9,617,000
Lasam National Agricultural School	14,370,000	2,075,000	2,312,000	18,757,000
Southern Isabela College of Arts and Trades	29,510,000	4,688,000	4,751,000	38,949,000
Region III - Central Luzon	73,604,000	98,361,000	3,245,000	175,210,000

Regional Office III	58,953,000	93,272,000		152,225,000

1216	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concepcion Vocational School	7,027,000	2,726,000	3,245,000	12,998,000
Gonzalo Puyat School of Arts and Trades	7,624,000	2,363,000		9,987,000
Region IVA - CALABARZON	102,064,000	90,483,000	2,353,000	194,900,000

Regional Office - IVA	47,445,000	79,643,000	2,353,000	129,441,000
Bondoc Peninsula Technological Institute	7,570,000	2,065,000		9,635,000
Jacobo Z. Gonzales Memorial School of Arts and Trades	25,443,000	3,379,000		28,822,000
Quezon National Agricultural School	21,606,000	5,396,000		27,002,000
Region IVB - MIMAROPA	81,356,000	73,797,000		155,153,000

Regional Office - IVB		50,099,000		50,099,000
Buyabod School of Arts and Trades	10,745,000	4,469,000		15,214,000
Puerto Princesa School of Arts and Trades	19,295,000	4,291,000		23,586,000
Rizal, Occidental Mindoro TESDA Training and Accreditation Center	5,271,000	5,818,000		11,089,000
Romblon National Institute of Technology	12,729,000	4,120,000		16,849,000
Simeon Suan Vocational and Technical College	22,061,000	2,415,000		24,476,000
Torrijos Poblacion School of Arts and Trades	11,255,000	2,585,000		13,840,000
Region V - Bicol	161,911,000	95,724,000		257,635,000

Regional Office V	39,621,000	67,024,000		106,645,000
Bulusan National Vocational and Technical School	10,132,000	3,328,000		13,460,000
Cabugao School of Handicrafts & Cottage Industries	13,398,000	2,783,000		16,181,000
Camarines Sur Institute of Fisheries and Marine Sciences	35,035,000	10,780,000		45,815,000
Masbate School of Fisheries	15,480,000	2,308,000		17,788,000
Ragay Polytechnic Skills Institute	13,780,000	2,164,000		15,944,000
San Francisco Institute of Science and Technology	24,738,000	3,847,000		28,585,000
Sorsogon National Agricultural School	9,727,000	3,490,000		13,217,000
Region VI - Western Visayas	160,150,000	109,314,000		269,464,000

Regional Office VI	50,944,000	96,626,000		147,570,000
Dumalag Vocational Technical School	31,509,000	3,719,000		35,228,000
Leon Ganzon Polytechnic College	30,699,000	2,575,000		33,274,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1217
DEPARTMENT OF LABOR AND EMPLOYMENT

New Lucena Polytechnic College	22,775,000	2,988,000		25,763,000
Passi Trade School	24,223,000	3,406,000		27,629,000
Region VII - Central Visayas	59,927,000	85,547,000		145,474,000

Regional Office VII	52,925,000	81,916,000		134,841,000
Lazi Technical Institute	7,002,000	3,631,000		10,633,000
Region VIII - Eastern Visayas	139,197,000	117,228,000	15,365,000	271,790,000

Regional Office VIII	36,285,000	100,489,000	15,365,000	152,139,000
Arteche National Agricultural School	16,251,000	2,400,000		18,651,000
Balangiga National Agricultural School	9,817,000	2,020,000		11,837,000
Balicuatro College of Arts and Trades	28,508,000	3,368,000		31,876,000
Cabucgayan National School of Arts & Trades	11,421,000	2,647,000		14,068,000
Calubian National Vocational School	15,379,000	2,139,000		17,518,000
Las Navas Agro-Industrial School	8,062,000	2,045,000		10,107,000
Samar National School of Arts and Trades	13,474,000	2,120,000		15,594,000
Region IX - Zamboanga Peninsula	74,553,000	86,430,000		160,983,000

Regional Office IX	25,653,000	72,552,000		98,205,000
Dipolog School of Fisheries	18,044,000	4,839,000		22,883,000
Zamboanga Sibugay Polytechnic Institute	30,856,000	9,039,000		39,895,000
Region X - Northern Mindanao	116,833,000	143,916,000		260,749,000

Regional Office X	44,481,000	126,428,000		170,909,000
Cagayan de Oro (BUGO) School of Arts and Trades	21,854,000	2,993,000		24,847,000
Camiguin School of Arts and Trades	7,719,000	2,750,000		10,469,000
Kinoguitan National Agricultural School	11,005,000	2,334,000		13,339,000
Lanao del Norte National Agro-Industrial School	9,446,000	2,055,000		11,501,000
Oroquieta Agro-Industrial School	13,554,000	4,194,000		17,748,000
Salvador Trade School	8,774,000	3,162,000		11,936,000
Region XI - Davao	112,322,000	181,505,000		293,827,000

Regional Office XI	63,563,000	167,600,000		231,163,000
Carmelo de los Cientos, Sr. National Trade School	11,640,000	3,445,000		15,085,000

1218	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Davao National Agricultural School	14,450,000	2,798,000	17,248,000
Lupon School of Fisheries	16,168,000	5,393,000	21,561,000
Wangan National Agricultural School	6,501,000	2,269,000	8,770,000
Region XII - SOCCSKSARGEN	57,678,000	55,159,000	112,837,000

Regional Office XII	33,224,000	51,558,000	84,782,000
General Santos National School of Arts and Trades	24,454,000	3,601,000	28,055,000
Region XIII - Caraga	72,886,000	56,184,000	129,070,000

Regional Office XIII	29,477,000	41,751,000	71,228,000
Agusan del Sur School of Arts and Trades	17,749,000	6,382,000	24,131,000
Northern Mindanao School of Fisheries	13,379,000	3,977,000	17,356,000
Surigao del Norte College of Agriculture and Technology	12,281,000	4,074,000	16,355,000
Promotion, Development, Implementation, Monitoring, and Evaluation of Technical Education and Skills Development Scholarship and Student Assistance Programs	857,742,000	4,917,428,000	5,775,170,000

National Capital Region (NCR)	78,977,000	3,639,922,000	3,718,899,000

Central Office	1,393,000	3,376,071,000	3,377,464,000
National Capital Region	77,584,000	263,851,000	341,435,000
Region I - Ilocos	40,865,000	71,892,000	112,757,000

Regional Office - I	40,865,000	71,892,000	112,757,000
Cordillera Administrative Region (CAR)	54,028,000	25,264,000	79,292,000

Regional Office - CAR	54,028,000	25,264,000	79,292,000
Region II - Cagayan Valley	69,324,000	39,421,000	108,745,000

Regional Office II	69,324,000	39,421,000	108,745,000
Region III - Central Luzon	56,770,000	132,820,000	189,590,000

Regional Office III	56,770,000	132,820,000	189,590,000
Region IVA - CALABARZON	51,229,000	250,235,000	301,464,000

Regional Office - IVA	51,229,000	250,235,000	301,464,000
Region IVB - MIMAROPA	71,596,000	45,224,000	116,820,000

Regional Office - IVB	71,596,000	45,224,000	116,820,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1219
DEPARTMENT OF LABOR AND EMPLOYMENT

Region V - Bicol		56,373,000		75,343,000				131,716,000

Regional Office V		56,373,000		75,343,000				131,716,000
Region VI - Western Visayas		53,887,000		109,717,000				163,604,000

Regional Office VI		53,887,000		109,717,000				163,604,000
Region VII - Central Visayas		43,543,000		112,156,000				155,699,000

Regional Office VII		43,543,000		112,156,000				155,699,000
Region VIII - Eastern Visayas		53,660,000		58,006,000				111,666,000

Regional Office VIII		53,660,000		58,006,000				111,666,000
Region IX - Zamboanga Peninsula		40,863,000		64,833,000				105,696,000

Regional Office IX		40,863,000		64,833,000				105,696,000
Region X - Northern Mindanao		52,924,000		96,163,000				149,087,000

Regional Office X		52,924,000		96,163,000				149,087,000
Region XI - Davao		45,072,000		71,130,000				116,202,000

Regional Office XI		45,072,000		71,130,000				116,202,000
Region XII - SOCCSKSARGEN		42,246,000		85,265,000				127,511,000

Regional Office XII		42,246,000		85,265,000				127,511,000
Region XIII - Caraga		46,385,000		40,037,000				86,422,000

Regional Office XIII		46,385,000		40,037,000				86,422,000

Sub-total, Operations		2,516,893,000		14,027,902,000		28,026,000		16,572,821,000

Total, Regular Programs		2,974,265,000		14,396,510,000		282,364,000		17,653,139,000

B. PROJECT(S)
Foreign-Assisted Project(s)
Supporting Innovation in the Philippine Technical and Vocational Education and Training System (SIPTVETS) ADB Loan No. 4268-PH				850,317,000		2,231,730,000		3,082,047,000

National Capital Region (NCR)				850,317,000		2,231,730,000		3,082,047,000

Central Office				850,317,000		2,231,730,000		3,082,047,000
Loan Proceeds				607,879,000		2,231,730,000		2,839,609,000
GOP Counterpart				242,438,000				242,438,000

Sub-total, Foreign-Assisted Project(s)				850,317,000		2,231,730,000		3,082,047,000

Total, Project(s)				850,317,000		2,231,730,000		3,082,047,000

TOTAL NEW APPROPRIATIONS	₱	2,974,265,000	₱	15,246,827,000	₱	2,514,094,000	₱	20,735,186,000

1220	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,032,368

Total Permanent Positions	2,032,368

Other Compensation Common to All
Personnel Economic Relief Allowance	99,420
Representation Allowance	20,365
Transportation Allowance	19,813
Clothing and Uniform Allowance	29,001
Mid-Year Bonus - Civilian	169,364
Year End Bonus	169,364
Cash Gift	20,715
Productivity Enhancement Incentive	20,715
Step Increment	5,079

Total Other Compensation Common to All	553,836

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,265
Lump-sum for Filling of Positions - Civilian	238,569

Total Other Compensation for Specific Groups	241,834

Other Benefits
PAG-IBIG Contributions	9,949
PhilHealth Contributions	49,547
Employees Compensation Insurance Premiums	4,975
Loyalty Award - Civilian	6,095
Terminal Leave	30,398

Total Other Benefits	100,964

Non-Permanent Positions	45,263

Total Personnel Services	2,974,265

Maintenance and Other Operating Expenses
Travelling Expenses	101,957
Training and Scholarship Expenses	13,069,661
Supplies and Materials Expenses	337,137

DECEMBER 30, 2024	OFFICIAL GAZETTE	1221
DEPARTMENT OF LABOR AND EMPLOYMENT

Utility Expenses	116,187
Communication Expenses	51,317
Awards/Rewards and Prizes	2,171
Survey, Research, Exploration and Development Expenses	40,511
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,376
Professional Services	392,712
General Services	130,379
Repairs and Maintenance	60,599
Taxes, Insurance Premiums and Other Fees	34,769
Labor and Wages	30
Other Maintenance and Operating Expenses
Advertising Expenses	6,738
Printing and Publication Expenses	8,456
Representation Expenses	16,535
Transportation and Delivery Expenses	18,852
Rent/Lease Expenses	104,464
Membership Dues and Contributions to Organizations	1,229
Subscription Expenses	96,471
Other Maintenance and Operating Expenses	652,276

Total Maintenance and Other Operating Expenses	15,246,827

Total Current Operating Expenditures	18,221,092

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,350,000
Machinery and Equipment Outlay	1,111,206
Transportation Equipment Outlay	28,220
Intangible Asset Outlay	24,668

Total Capital Outlays	2,514,094

TOTAL NEW APPROPRIATIONS	20,735,186

1222	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

DEPARTMENT OF LABOR AND EMPLOYMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	1,930,155,000	₱	23,230,232,000	₱	327,828,000	₱	25,488,215,000
B. INSTITUTE FOR LABOR STUDIES		35,452,000		41,870,000		18,242,000		95,564,000
C. NATIONAL CONCILIATION AND MEDIATION BOARD		168,313,000		118,378,000		42,583,000		329,274,000
D. NATIONAL LABOR RELATIONS COMMISSION		1,157,732,000		294,535,000		44,602,000		1,496,869,000
E. NATIONAL WAGES AND PRODUCTIVITY COMMISSION		171,718,000		143,501,000		35,990,000		351,209,000
F. PROFESSIONAL REGULATION COMMISSION		925,806,000		1,112,752,000		669,381,000		2,707,939,000
G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY		2,974,265,000		15,246,827,000		2,514,094,000		20,735,186,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF LABOR AND EMPLOYMENT	₱	7,363,441,000	₱	40,188,095,000	₱	3,652,720,000	₱	51,204,256,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1223
DEPARTMENT OF MIGRANT WORKERS

XIX. DEPARTMENT OF MIGRANT WORKERS

A. OFFICE OF THE SECRETARY

For general administration and support, and operations, as indicated hereunder	₱	4,703,672,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	178,751,000	₱	261,340,000	₱	190,068,000	₱	630,159,000
Operations		1,166,430,000		2,785,687,000		121,396,000		4,073,513,000

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM		825,411,000		2,664,709,000		59,175,000		3,549,295,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM		98,285,000		44,122,000				142,407,000
LABOR MIGRATION POLICY AND INTERNATIONAL COOPERATION PROGRAM		214,560,000		13,893,000				228,453,000
MARITIME RESEARCH AND SKILLS COMPETENCY PROGRAM		28,174,000		62,963,000		62,221,000		153,358,000

TOTAL NEW APPROPRIATIONS	₱	1,345,181,000	₱	3,047,027,000	₱	311,464,000	₱	4,703,672,000

Special Provision(s)

1. Verification Fees. In addition to the amounts appropriated herein, Five Hundred Eighty Million Five Hundred Ninety Four Thousand Pesos (₱580,594,000) sourced from collections of verification fees earned in foreign posts may be retained as a working fund for the administrative and operational expenses of DMW’s Foreign Service Offices in accordance with E.O. No. 1022, s. 1985, and subject to the guidelines issued jointly by the DBM, DMW, and BTr. The total amount of income retained as a working fund and the subsequent allotments to be released for the MOOE requirements of DMW’s foreign posts shall not exceed the amount of appropriations authorized for verification of overseas employment documents.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Overseas Filipino Workers (OFW) Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and capital outlay requirements, to ensure the provision of quality healthcare services to OFWs, their dependents, and other patients needing laboratory testing and medical treatment.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The DMW shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year, its audited financial statements for the immediately preceding year. The Secretary of Migrant Workers and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the DMW website.

1224	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

3. Reporting and Posting Requirements. The DMW shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DMW’s website.

The DMW shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	151,593,000	₱	261,340,000	₱	190,068,000	₱	603,001,000

National Capital Region (NCR)		151,593,000		261,340,000		190,068,000		603,001,000

Central Office		151,593,000		261,340,000		190,068,000		603,001,000
Administration of Personnel Benefits		27,158,000						27,158,000

National Capital Region (NCR)		27,158,000						27,158,000

Central Office		27,158,000						27,158,000

Sub-total, General Administration and Support		178,751,000		261,340,000		190,068,000		630,159,000

Operations
OVERSEAS EMPLOYMENT AND WELFARE PROGRAM		825,411,000		2,664,709,000		59,175,000		3,549,295,000

Overseas Employment Facilitation Services		13,150,000		386,661,000		5,000,000		404,811,000

National Capital Region (NCR)		13,150,000		386,661,000		5,000,000		404,811,000

Central Office		13,150,000		386,661,000		5,000,000		404,811,000
Worker’s Welfare and Government Placement Services		812,261,000		2,278,048,000		54,175,000		3,144,484,000

National Capital Region (NCR)		812,261,000		2,278,048,000		54,175,000		3,144,484,000

Central Office		812,261,000		2,278,048,000		54,175,000		3,144,484,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1225
DEPARTMENT OF MIGRANT WORKERS

OVERSEAS EMPLOYMENT REGULATORY PROGRAM		98,285,000		44,122,000				142,407,000

Licensing and Regulation Services (Including Anti-Illegal Recruitment Services)		46,690,000		36,786,000				83,476,000

National Capital Region (NCR)		46,690,000		36,786,000				83,476,000

Central Office		46,690,000		36,786,000				83,476,000
Adjudication Service		51,595,000		7,336,000				58,931,000

National Capital Region		51,595,000		7,336,000				58,931,000

Central Office		51,595,000		7,336,000				58,931,000
LABOR MIGRATION POLICY AND INTERNATIONAL COOPERATION PROGRAM		214,560,000		13,893,000				228,453,000

Promotion of International Labor Affairs		214,560,000		13,893,000				228,453,000

National Capital Region (NCR)		214,560,000		13,893,000				228,453,000

Central Office		214,560,000		13,893,000				228,453,000
MARITIME RESEARCH AND SKILLS COMPETENCY PROGRAM		28,174,000		62,963,000		62,221,000		153,358,000

Maritime Training and Maritime Assessment Services		19,854,000		41,598,000		61,521,000		122,973,000

National Capital Region (NCR)		19,854,000		41,598,000		61,521,000		122,973,000

Central Office		19,854,000		41,598,000		61,521,000		122,973,000
Maritime Research Services		8,320,000		21,365,000		700,000		30,385,000

National Capital Region (NCR)		8,320,000		21,365,000		700,000		30,385,000

Central Office		8,320,000		21,365,000		700,000		30,385,000

Sub-total, Operations		1,166,430,000		2,785,687,000		121,396,000		4,073,513,000

TOTAL NEW APPROPRIATIONS	₱	1,345,181,000	₱	3,047,027,000	₱	311,464,000	₱	4,703,672,000

1226	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	466,024

Total Permanent Positions	466,024

Other Compensation Common to All
Personnel Economic Relief Allowance	16,512
Representation Allowance	7,482
Transportation Allowance	7,482
Clothing and Uniform Allowance	4,816
Honoraria	8,482
Mid-Year Bonus - Civilian	38,836
Year End Bonus	38,836
Cash Gift	3,440
Productivity Enhancement Incentive	3,440
Step Increment	1,165

Total Other Compensation Common to All	130,491

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	684
Overseas Allowance	707,314

Total Other Compensation for Specific Groups	707,998

Other Benefits
PAG-IBIG Contributions	1,652
PhilHealth Contributions	10,961
Employees Compensation Insurance Premiums	827
Loyalty Award - Civilian	70
Terminal Leave	27,158

Total Other Benefits	40,668

Total Personnel Services	1,345,181

Maintenance and Other Operating Expenses
Travelling Expenses	51,994
Training and Scholarship Expenses	18,887
Supplies and Materials Expenses	317,141
Utility Expenses	47,160
Communication Expenses	46,072
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,190
Professional Services	249,011
General Services	188,645
Repairs and Maintenance	41,262
Financial Assistance/Subsidy	1,188,000
Taxes, Insurance Premiums and Other Fees	11,334
Other Maintenance and Operating Expenses
Advertising Expenses	1,945
Printing and Publication Expenses	1,423
Representation Expenses	26,329
Transportation and Delivery Expenses	100

DECEMBER 30, 2024	OFFICIAL GAZETTE	1227
DEPARTMENT OF MIGRANT WORKERS

Rent/Lease Expenses	67,217
Membership Dues and Contributions to Organizations	120
Subscription Expenses	38,670
Bank Transaction Fee	10,000
Other Maintenance and Operating Expenses	736,527

Total Maintenance and Other Operating Expenses	3,047,027

Total Current Operating Expenditures	4,392,208

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,000
Machinery and Equipment Outlay	301,764
Transportation Equipment Outlay	4,700

Total Capital Outlays	311,464

TOTAL NEW APPROPRIATIONS	4,703,672

B. OVERSEAS WORKERS WELFARE ADMINISTRATION

For general administration and support, and operations, as indicated hereunder	₱	3,377,506,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	122,054,000	₱	826,609,000	₱	34,500,000	₱	983,163,000
Operations		893,634,000		1,488,309,000		12,400,000		2,394,343,000

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM		893,634,000		1,488,309,000		12,400,000		2,394,343,000

TOTAL NEW APPROPRIATIONS	₱	1,015,688,000	₱	2,314,918,000	₱	46,900,000	₱	3,377,506,000

Special Provision(s)

1. Overseas Workers Welfare Administration Fund. The Overseas Workers Welfare Administration (OWWA) Fund constituted from the sum total of the amounts under the management and fiscal administration of the OWWA Board and Secretariat, membership contributions, investment and interest income, and income from other sources shall be used to serve the welfare of member-OFWs and their families, including the reintegration of OFWs, repatriation assistance, loan and other credit assistance, workers assistance and on-site services, and social benefits, and to finance core programs and services of the OWWA in accordance with Section 35 and 38 of R.A. No. 10801.

Disbursements or expenditures by OWWA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The OWWA shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) OWWA’s website.

1228	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

The OWWA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	93,792,000	₱	826,609,000	₱	34,500,000	₱	954,901,000

National Capital Region (NCR)		93,792,000		826,609,000		34,500,000		954,901,000

Central Office		93,792,000		826,609,000		34,500,000		954,901,000
Administration of Personnel Benefits		28,262,000						28,262,000

National Capital Region (NCR)		28,262,000						28,262,000

Central Office		28,262,000						28,262,000

Sub-total, General Administration and Support		122,054,000		826,609,000		34,500,000		983,163,000

Operations
SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM		893,634,000		1,488,309,000		12,400,000		2,394,343,000

Training and Scholarship Grant		29,485,000						29,485,000

National Capital Region (NCR)		29,485,000						29,485,000

Central Office		29,485,000						29,485,000
Welfare Services		804,984,000		1,488,309,000		12,400,000		2,305,693,000

National Capital Region (NCR)		804,984,000		1,488,309,000		12,400,000		2,305,693,000

Central Office		804,984,000		1,488,309,000		12,400,000		2,305,693,000
Membership Promotion		59,165,000						59,165,000

National Capital Region (NCR)		59,165,000						59,165,000

Central Office		59,165,000						59,165,000

Sub-total, Operations		893,634,000		1,488,309,000		12,400,000		2,394,343,000

TOTAL NEW APPROPRIATIONS	₱	1,015,688,000	₱	2,314,918,000	₱	46,900,000	₱	3,377,506,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1229
DEPARTMENT OF MIGRANT WORKERS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	263,867

Total Permanent Positions	263,867

Other Compensation Common to All
Personnel Economic Relief Allowance	9,768
Representation Allowance	4,890
Transportation Allowance	4,890
Clothing and Uniform Allowance	2,849
Mid-Year Bonus - Civilian	21,990
Year End Bonus	21,990
Cash Gift	2,035
Per Diems	924
Productivity Enhancement Incentive	2,035
Step Increment	659

Total Other Compensation Common to All	72,030

Other Compensation for Specific Groups
Overseas Allowance	638,502

Total Other Compensation for Specific Groups	638,502

Other Benefits
PAG-IBIG Contributions	977
PhilHealth Contributions	6,366
Employees Compensation Insurance Premiums	489
Loyalty Award - Civilian	385
Terminal Leave	28,262

Total Other Benefits	36,479

Non-Permanent Positions	4,810

Total Personnel Services	1,015,688

Maintenance and Other Operating Expenses
Travelling Expenses	595,252
Training and Scholarship Expenses	19,415
Supplies and Materials Expenses	116,536
Utility Expenses	41,577
Communication Expenses	43,443

1230	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	905
Professional Services	61,069
General Services	539,682
Repairs and Maintenance	36,862
Financial Assistance/Subsidy	80,710
Taxes, Insurance Premiums and Other Fees	13,265
Other Maintenance and Operating Expenses
Advertising Expenses	5,939
Printing and Publication Expenses	10,887
Representation Expenses	12,916
Transportation and Delivery Expenses	6,889
Rent/Lease Expenses	574,740
Subscription Expenses	6,377
Bank Transaction Fee	2,137
Other Maintenance and Operating Expenses	146,317

Total Maintenance and Other Operating Expenses	2,314,918

Total Current Operating Expenditures	3,330,606

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	34,500
Transportation Equipment Outlay	12,400

Total Capital Outlays	46,900

TOTAL NEW APPROPRIATIONS	3,377,506

DECEMBER 30, 2024	OFFICIAL GAZETTE	1231
DEPARTMENT OF MIGRANT WORKERS

GENERAL SUMMARY

DEPARTMENT OF MIGRANT WORKERS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	1,345,181,000	₱	3,047,027,000	₱	311,464,000	₱	4,703,672,000
B. OVERSEAS WORKERS WELFARE ADMINISTRATION		1,015,688,000		2,314,918,000		46,900,000		3,377,506,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF MIGRANT WORKERS	₱	2,360,869,000	₱	5,361,945,000	₱	358,364,000	₱	8,081,178,000

1232	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XX. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY - PROPER

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,239,205,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	86,584,000	₱	286,282,000	₱	1,053,805,000	₱	1,426,671,000
Operations		124,880,000		392,333,000		180,536,000		697,749,000

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM		124,880,000		392,333,000		180,536,000		697,749,000

Total, Regular Programs		211,464,000		678,615,000		1,234,341,000		2,124,420,000

B. PROJECT(S)
Locally-Funded Project(s)				114,785,000				114,785,000

Total, Project(s)				114,785,000				114,785,000

TOTAL NEW APPROPRIATIONS	₱	211,464,000	₱	793,400,000	₱	1,234,341,000	₱	2,239,205,000

Special Provision(s)

1. Reporting and Posting Requirements. The Department of National Defense (DND) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DND’s website.

The DND shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	84,470,000	₱	286,282,000	₱	1,053,805,000	₱	1,424,557,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1233
DEPARTMENT OF NATIONAL DEFENSE

Administration of Personnel Benefits		2,114,000						2,114,000

Sub-total, General Administration and Support		86,584,000		286,282,000		1,053,805,000		1,426,671,000

Operations
DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM		124,880,000		392,333,000		180,536,000		697,749,000

Development, Implementation and Monitoring of the Defense System of Management (DSOM)		124,880,000		360,440,000		180,536,000		665,856,000
Development, Implementation and Monitoring of the International Defense Engagement (IDSE)				31,893,000				31,893,000

Sub-total, Operations		124,880,000		392,333,000		180,536,000		697,749,000

Total, Regular Programs		211,464,000		678,615,000		1,234,341,000		2,124,420,000

PROJECT(S)
Locally-Funded Project(s)
Implementation of the Enhanced Comprehensive Local Integration Program (E-CLIP) and Operational Support to Task Force Balik-Loob Pursuant to Administrative Order No. 10, s. 2018				114,785,000				114,785,000

Sub-total, Locally-Funded Project(s)				114,785,000				114,785,000

Total, Project(s)				114,785,000				114,785,000

TOTAL NEW APPROPRIATIONS	₱	211,464,000	₱	793,400,000	₱	1,234,341,000	₱	2,239,205,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	157,661

Total Permanent Positions	157,661

Other Compensation Common to All
Personnel Economic Relief Allowance	6,144
Representation Allowance	4,128
Transportation Allowance	4,128
Clothing and Uniform Allowance	1,792

1234	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Mid-Year Bonus - Civilian	13,139
Year End Bonus	13,139
Cash Gift	1,280
Productivity Enhancement Incentive	1,280
Step Increment	394

Total Other Compensation Common to All	45,424

Other Benefits
PAG-IBIG Contributions	614
PhilHealth Contributions	3,516
Employees Compensation Insurance Premiums	308
Loyalty Award - Civilian	90
Terminal Leave	2,114

Total Other Benefits	6,642

Non-Permanent Positions	1,737

Total Personnel Services	211,464

Maintenance and Other Operating Expenses
Travelling Expenses	56,090
Training and Scholarship Expenses	101,709
Supplies and Materials Expenses	119,141
Utility Expenses	32,500
Communication Expenses	25,287
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	87,000
Intelligence Expenses	60,000
Extraordinary and Miscellaneous Expenses	3,765
Professional Services	73,474
General Services	15,982
Repairs and Maintenance	26,650
Taxes, Insurance Premiums and Other Fees	2,764
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,540
Representation Expenses	71,004
Rent/Lease Expenses	18,493
Subscription Expenses	97,001

Total Maintenance and Other Operating Expenses	793,400

Total Current Operating Expenditures	1,004,864

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,008,433
Machinery and Equipment Outlay	185,208
Transportation Equipment Outlay	35,100
Other Property Plant and Equipment Outlay	5,600

Total Capital Outlays	1,234,341

TOTAL NEW APPROPRIATIONS	2,239,205

DECEMBER 30, 2024	OFFICIAL GAZETTE	1235
DEPARTMENT OF NATIONAL DEFENSE

B. GOVERNMENT ARSENAL

For general administration and support, and operations, as indicated hereunder	₱	2,564,999,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	74,094,000	₱	61,627,000	₱	11,497,000	₱	147,218,000
Operations		260,030,000		1,476,100,000		681,651,000		2,417,781,000

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM		260,030,000		1,476,100,000		681,651,000		2,417,781,000

TOTAL NEW APPROPRIATIONS	₱	334,124,000	₱	1,537,727,000	₱	693,148,000	₱	2,564,999,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Government Arsenal (GA) infirmary shall be deposited in an authorized government depository bank and used to augment the infirmary’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The GA shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Director of GA and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the GA’s website.

2. Authority to Barter and Sell Scrap Items. The Director of GA, upon approval of the Secretary of National Defense, may barter or sell scrap items in accordance with E.O. No. 888, s. 1983, as amended. The barter and sale of scrap items shall be subject to the COA rules on the disposal of government properties and sale through public auction. The items acquired from barter shall be recorded or booked-up as government property while proceeds from the sale shall accrue to the Revised AFP Modernization Act Trust Fund pursuant to Section 6 of R.A. No. 10349.

3. Reporting and Posting Requirements. The GA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) GA’s website.

The GA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1236	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	67,104,000	₱	61,627,000	₱	11,497,000	₱	140,228,000
Administration of Personnel Benefits		6,990,000						6,990,000

Sub-total, General Administration and Support		74,094,000		61,627,000		11,497,000		147,218,000

Operations
SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM		260,030,000		1,476,100,000		681,651,000		2,417,781,000

Planning and Development of Arms Manufacturing Processes and Procedures		11,301,000		4,577,000				15,878,000
Manufacture, Storage and Security of Small Arms Ammunition		248,729,000		1,471,523,000		681,651,000		2,401,903,000

Sub-total, Operations		260,030,000		1,476,100,000		681,651,000		2,417,781,000

TOTAL NEW APPROPRIATIONS	₱	334,124,000	₱	1,537,727,000	₱	693,148,000	₱	2,564,999,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	146,718

Total Permanent Positions	146,718

Other Compensation Common to All
Personnel Economic Relief Allowance	13,104
Representation Allowance	666
Transportation Allowance	666
Clothing and Uniform Allowance	3,822
Mid-Year Bonus - Civilian	12,227
Year End Bonus	12,227
Cash Gift	2,730
Productivity Enhancement Incentive	2,730
Step Increment	366

Total Other Compensation Common to All	48,538

DECEMBER 30, 2024	OFFICIAL GAZETTE	1237
DEPARTMENT OF NATIONAL DEFENSE

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	300
Magna Carta for Science & Technology Personnel	68,793
Quarters Allowance	1,347
Night Shift Differential Pay	5,231

Total Other Compensation for Specific Groups	75,671

Other Benefits
PAG-IBIG Contributions	1,311
PhilHealth Contributions	3,642
Employees Compensation Insurance Premiums	655
Loyalty Award - Civilian	290
Terminal Leave	6,990

Total Other Benefits	12,888

Non-Permanent Positions	50,309

Total Personnel Services	334,124

Maintenance and Other Operating Expenses
Travelling Expenses	7,807
Training and Scholarship Expenses	5,600
Supplies and Materials Expenses	1,368,988
Utility Expenses	43,136
Communication Expenses	2,122
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	125
Professional Services	3,626
General Services	45,292
Repairs and Maintenance	35,544
Taxes, Insurance Premiums and Other Fees	19,458
Other Maintenance and Operating Expenses
Advertising Expenses	356
Printing and Publication Expenses	80
Representation Expenses	765
Transportation and Delivery Expenses	1,138
Subscription Expenses	179
Other Maintenance and Operating Expenses	3,511

Total Maintenance and Other Operating Expenses	1,537,727

Total Current Operating Expenditures	1,871,851

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	21,000
Machinery and Equipment Outlay	672,148

Total Capital Outlays	693,148

TOTAL NEW APPROPRIATIONS	2,564,999

1238	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	331,289,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	26,819,000	₱	78,630,000	₱	150,400,000	₱	255,849,000
Operations		23,404,000		52,036,000				75,440,000

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		9,772,000		10,868,000				20,640,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		13,632,000		41,168,000				54,800,000

TOTAL NEW APPROPRIATIONS	₱	50,223,000	₱	130,666,000	₱	150,400,000	₱	331,289,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Defense College of the Philippines (NDCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NDCP’s website.

The NDCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,338,000	₱	78,630,000	₱	150,400,000	₱	255,368,000
Administration of Personnel Benefits		481,000						481,000

Sub-total, General Administration and Support		26,819,000		78,630,000		150,400,000		255,849,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1239
DEPARTMENT OF NATIONAL DEFENSE

Operations
NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		9,772,000		10,868,000				20,640,000

Conduct of National Defense and Strategic International Studies		9,772,000		10,868,000				20,640,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		13,632,000		41,168,000				54,800,000

Conduct of Graduate Level and Other Courses of Studies		13,632,000		41,168,000				54,800,000

Sub-total, Operations		23,404,000		52,036,000				75,440,000

TOTAL NEW APPROPRIATIONS	₱	50,223,000	₱	130,666,000	₱	150,400,000	₱	331,289,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	27,913

Total Permanent Positions	27,913

Other Compensation Common to All
Personnel Economic Relief Allowance	1,344
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	392
Honoraria	7,796
Mid-Year Bonus - Civilian	2,326
Year End Bonus	2,326
Cash Gift	280
Productivity Enhancement Incentive	280
Step Increment	70

Total Other Compensation Common to All	15,714

Other Benefits
PAG-IBIG Contributions	135
PhilHealth Contributions	661
Employees Compensation Insurance Premiums	68
Terminal Leave	481

Total Other Benefits	1,345

1240	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Non-Permanent Positions	5,251

Total Personnel Services	50,223

Maintenance and Other Operating Expenses
Travelling Expenses	3,432
Training and Scholarship Expenses	34,442
Supplies and Materials Expenses	23,195
Utility Expenses	220
Communication Expenses	13,391
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	14,657
General Services	18,111
Repairs and Maintenance	6,295
Taxes, Insurance Premiums and Other Fees	6,684
Other Maintenance and Operating Expenses
Printing and Publication Expenses	559
Representation Expenses	1,721
Rent/Lease Expenses	1,378
Membership Dues and Contributions to Organizations	5
Subscription Expenses	3,955
Other Maintenance and Operating Expenses	2,513

Total Maintenance and Other Operating Expenses	130,666

Total Current Operating Expenditures	180,889

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	90,000
Machinery and Equipment Outlay	53,400
Furniture, Fixtures and Books Outlay	7,000

Total Capital Outlays	150,400

TOTAL NEW APPROPRIATIONS	331,289

D. OFFICE OF CIVIL DEFENSE

For general administration and support, and operations, as indicated hereunder	₱	2,518,428,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1241
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	88,752,000	₱	309,448,000	₱	307,655,000	₱	705,855,000
Operations		284,343,000		927,201,000		601,029,000		1,812,573,000

CIVIL PROTECTION PROGRAM		284,343,000		927,201,000		601,029,000		1,812,573,000

TOTAL NEW APPROPRIATIONS	₱	373,095,000	₱	1,236,649,000	₱	908,684,000	₱	2,518,428,000

Special Provision(s)

1.  Quick Response Fund. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the rehabilitation and relief programs and projects in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. This includes the pre-positioning of resources and other anticipatory actions for emergency situations.

In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

Implementation of this provision shall be subject to the guidelines to be issued by the Office of Civil Defense (OCD) and DBM.

2.  Reporting and Posting Requirements. The OCD shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) OCD’s website.

The OCD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.  Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	86,453,000	₱	309,448,000	₱	307,655,000	₱	703,556,000
Administration of Personnel Benefits		2,299,000						2,299,000

Sub-total, General Administration and Support		88,752,000		309,448,000		307,655,000		705,855,000

Operations
CIVIL PROTECTION PROGRAM		284,343,000		927,201,000		601,029,000		1,812,573,000

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM		139,596,000		82,231,000		1,251,000		223,078,000

Enhancement, Capacity Development and Mobilization for Civil Defense		139,596,000		82,231,000		1,251,000		223,078,000

1242	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

DISASTER RISK REDUCTION AND MANAGEMENT SUB-PROGRAM		144,747,000		458,267,000		486,481,000		1,089,495,000

Empowering Sectors on DRRM for Resiliency		144,747,000		458,267,000		486,481,000		1,089,495,000
DISASTER MANAGEMENT OPERATIONS SUB-PROGRAM				386,703,000		113,297,000		500,000,000

Disaster Response Operation				386,703,000		113,297,000		500,000,000

Sub-total, Operations		284,343,000		927,201,000		601,029,000		1,812,573,000

TOTAL NEW APPROPRIATIONS	₱	373,095,000	₱	1,236,649,000	₱	908,684,000	₱	2,518,428,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	280,860

Total Permanent Positions	280,860

Other Compensation Common to All
Personnel Economic Relief Allowance	14,304
Representation Allowance	4,290
Transportation Allowance	4,290
Clothing and Uniform Allowance	4,172
Mid-Year Bonus - Civilian	23,405
Year End Bonus	23,405
Cash Gift	2,980
Productivity Enhancement Incentive	2,980
Step Increment	702

Total Other Compensation Common to All	80,528

Other Benefits
PAG-IBIG Contributions	1,431
PhilHealth Contributions	6,822
Employees Compensation Insurance Premiums	715
Loyalty Award - Civilian	440
Terminal Leave	2,299

Total Other Benefits	11,707

Total Personnel Services	373,095

Maintenance and Other Operating Expenses
Travelling Expenses	68,170
Training and Scholarship Expenses	288,964

DECEMBER 30, 2024	OFFICIAL GAZETTE	1243
DEPARTMENT OF NATIONAL DEFENSE

Supplies and Materials Expenses	57,123
Utility Expenses	25,442
Communication Expenses	25,351
Awards/Rewards and Prizes	7,510
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,268
Professional Services	17,108
General Services	79,447
Repairs and Maintenance	28,454
Financial Assistance/Subsidy	386,703
Taxes, Insurance Premiums and Other Fees	6,678
Other Maintenance and Operating Expenses
Advertising Expenses	1,542
Printing and Publication Expenses	3,220
Representation Expenses	35,796
Transportation and Delivery Expenses	1,129
Rent/Lease Expenses	51,189
Subscription Expenses	88,065
Donations	76
Other Maintenance and Operating Expenses	62,414

Total Maintenance and Other Operating Expenses	1,236,649

Total Current Operating Expenditures	1,609,744

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,558
Buildings and Other Structures	382,000
Machinery and Equipment Outlay	291,726
Transportation Equipment Outlay	233,400

Total Capital Outlays	908,684

TOTAL NEW APPROPRIATIONS	2,518,428

E. PHILIPPINE VETERANS AFFAIRS OFFICE - PROPER

For general administration and support, and operations, as indicated hereunder	₱	1,136,828,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	56,798,000	₱	110,748,000	₱	52,281,000	₱	219,827,000
Operations		105,031,000		555,070,000		256,900,000		917,001,000

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		87,910,000		495,299,000		96,400,000		679,609,000

1244	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

VETERANS AFFAIRS MANAGEMENT PROGRAM		4,725,000		12,509,000				17,234,000
VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		12,396,000		47,262,000		160,500,000		220,158,000

TOTAL NEW APPROPRIATIONS	₱	161,829,000	₱	665,818,000	₱	309,181,000	₱	1,136,828,000

Special Provision(s)

1.  Revolving Fund for Military Shrine Installation and Facilities. The revolving fund constituted from the entrance fees and rentals from military shrine installation and facilities, and board and lodging shall be used to cover the MOOE and Capital Outlay requirements of said facilities. Disbursements shall be made in accordance with the guidelines issued by DND and budgeting, accounting and auditing rules and regulations.

Disbursements or expenditures by the Philippine Veterans Affairs Office (PVAO) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2.  Reporting and Posting Requirements. The PVAO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PVAO’s website.

The PVAO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.  Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	55,775,000	₱	110,748,000	₱	52,281,000	₱	218,804,000
Administration of Personnel Benefits		1,023,000						1,023,000

Sub-total, General Administration and Support		56,798,000		110,748,000		52,281,000		219,827,000

Operations
VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		87,910,000		495,299,000		96,400,000		679,609,000

Processing of Veterans’ Claims		69,636,000		34,274,000		21,400,000		125,310,000
Payment of Veterans’ Benefits				426,598,000		75,000,000		501,598,000
Investigation, Verification of Records, Strengthening of Internal Control System and Conduct of Management and System Audit		18,274,000		34,427,000				52,701,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1245
DEPARTMENT OF NATIONAL DEFENSE

VETERANS AFFAIRS MANAGEMENT PROGRAM		4,725,000		12,509,000				17,234,000

Provide Assistance in Empowering of Veterans Organizations		4,725,000		12,509,000				17,234,000
VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		12,396,000		47,262,000		160,500,000		220,158,000

Administration and Management of National Military Shrines		10,705,000		29,436,000		160,500,000		200,641,000
Historical Research and Preservation		1,691,000		1,521,000				3,212,000
Celebration of Veteran-Related Events				16,305,000				16,305,000

Sub-total, Operations		105,031,000		555,070,000		256,900,000		917,001,000

TOTAL NEW APPROPRIATIONS	₱	161,829,000	₱	665,818,000	₱	309,181,000	₱	1,136,828,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	116,256

Total Permanent Positions	116,256

Other Compensation Common to All
Personnel Economic Relief Allowance	7,800
Representation Allowance	762
Transportation Allowance	762
Clothing and Uniform Allowance	2,275
Mid-Year Bonus - Civilian	9,689
Year End Bonus	9,689
Cash Gift	1,625
Productivity Enhancement Incentive	1,625
Step Increment	290

Total Other Compensation Common to All	34,517

Other Compensation for Specific Groups
Overseas Allowance	5,251

Total Other Compensation for Specific Groups	5,251

1246	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
PAG-IBIG Contributions	779
PhilHealth Contributions	2,868
Employees Compensation Insurance Premiums	391
Loyalty Award - Civilian	150
Terminal Leave	1,023

Total Other Benefits	5,211

Non-Permanent positions	594

Total Personnel Services	161,829

Maintenance and Other Operating Expenses
Travelling Expenses	8,238
Training and Scholarship Expenses	69,228
Supplies and Materials Expenses	39,066
Utility Expenses	14,363
Communication Expenses	15,248
Awards/Rewards and Prizes	386
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	398
Professional Services	47,422
General Services	55,047
Repairs and Maintenance	22,453
Financial Assistance/Subsidy	260,000
Taxes, Insurance Premiums and Other Fees	1,520
Other Maintenance and Operating Expenses
Advertising Expenses	205
Printing and Publication Expenses	5,064
Representation Expenses	12,640
Transportation and Delivery Expenses	868
Rent/Lease Expenses	9,682
Subscription Expenses	3,962
Donations	100,000
Bank Transaction Fee	23
Other Maintenance and Operating Expenses	5

Total Maintenance and Other Operating Expenses	665,818

Total Current Operating Expenditures	827,647

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	227,400
Machinery and Equipment Outlay	62,463
Transportation Equipment Outlay	19,318

Total Capital Outlays	309,181

TOTAL NEW APPROPRIATIONS	1,136,828

DECEMBER 30, 2024	OFFICIAL GAZETTE	1247
DEPARTMENT OF NATIONAL DEFENSE

F. VETERANS MEMORIAL MEDICAL CENTER

For general administration and support, and operations, as indicated hereunder	₱	2,894,501,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	471,373,000	₱	253,742,000	₱	79,231,000	₱	804,346,000
Operations		744,271,000		1,239,759,000		106,125,000		2,090,155,000

VETERAN HEALTH CARE PROGRAM		744,271,000		1,239,759,000		106,125,000		2,090,155,000

TOTAL NEW APPROPRIATIONS	₱	1,215,644,000	₱	1,493,501,000	₱	185,356,000	₱	2,894,501,000

Special Provision(s)

1.  Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Veterans Memorial Medical Center (VMMC) shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the VMMC golf club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the hospital’s MOOE and Capital Outlay requirements.

In no case shall income from hospital and golf course operations be used for the payment of salaries and allowances of the hospital’s permanent and regular employees.

Disbursements or expenditures by the VMMC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The VMMC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Director of VMMC and the hospital’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the VMMC’s website.

2.  Reporting and Posting Requirements. The VMMC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) VMMC’s website.

The VMMC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1248	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

3.  Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱331,510,000	₱	253,742,000	₱	79,231,000		₱664,483,000
Administration of Personnel Benefits		139,863,000						139,863,000

Sub-total, General Administration and Support		471,373,000		253,742,000		79,231,000		804,346,000

Operations
VETERAN HEALTH CARE PROGRAM		744,271,000		1,239,759,000		106,125,000		2,090,155,000

In-Patient Care		697,366,000		813,049,000		106,125,000		1,616,540,000
Out-Patient Care		46,905,000		426,710,000				473,615,000

Sub-total, Operations		744,271,000		1,239,759,000		106,125,000		2,090,155,000

TOTAL NEW APPROPRIATIONS	₱	1,215,644,000	₱	1,493,501,000	₱	185,356,000	₱	2,894,501,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	703,897

Total Permanent Positions	703,897

Other Compensation Common to All
Personnel Economic Relief Allowance	35,808
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	10,451
Mid-Year Bonus - Civilian	58,659
Year End Bonus	58,659
Cash Gift	7,465
Productivity Enhancement Incentive	7,465
Step Increment	1,759

Total Other Compensation Common to All	180,794

DECEMBER 30, 2024	OFFICIAL GAZETTE	1249
DEPARTMENT OF NATIONAL DEFENSE

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	154,903
Night Shift Differential Pay	4,512
Lump-sum for Filling of Positions - Civilian	125,623
Anniversary Bonus-Civilian	4,338

Total Other Compensation for Specific Groups	289,376

Other Benefits
PAG-IBIG Contributions	3,583
PhilHealth Contributions	17,562
Employees Compensation Insurance Premiums	1,792
Loyalty Award - Civilian	1,008
Terminal Leave	14,240

Total Other Benefits	38,185

Non-Permanent Positions	3,392

Total Personnel Services	1,215,644

Maintenance and Other Operating Expenses
Travelling Expenses	175
Training and Scholarship Expenses	9,531
Supplies and Materials Expenses	1,255,460
Utility Expenses	115,661
Communication Expenses	1,320
Awards/Rewards and Prizes	300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	5,560
General Services	59,856
Repairs and Maintenance	16,394
Taxes, Insurance Premiums and Other Fees	13,489
Other Maintenance and Operating Expenses
Advertising Expenses	130
Representation Expenses	1,793
Rent/Lease Expenses	7,818
Membership Dues and Contributions to Organizations	30
Subscription Expenses	2,165
Other Maintenance and Operating Expenses	3,709

Total Maintenance and Other Operating Expenses	1,493,501

Total Current Operating Expenditures	2,709,145

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	91,825
Machinery and Equipment Outlay	71,343
Transportation Equipment Outlay	22,188

Total Capital Outlays	185,356

TOTAL NEW APPROPRIATIONS	2,894,501

1250	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

G. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

For general administration and support, and operations, as indicated hereunder	₱	138,228,293,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	23,674,931,000	₱	1,257,427,000	₱		₱	24,932,358,000
Operations		84,269,885,000		19,006,725,000		10,019,325,000		113,295,935,000

LAND FORCES DEFENSE PROGRAM		84,269,885,000		19,006,725,000		10,019,325,000		113,295,935,000

TOTAL NEW APPROPRIATIONS	₱	107,944,816,000	₱	20,264,152,000	₱	10,019,325,000	₱	138,228,293,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Army General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Philippine Army Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of Philippine Army General Hospital and other Philippine Army treatment facilities subject to the guidelines issued by the DBM and the DND.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The Philippine Army shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Army and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Army’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Army shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Compensation and Separation Benefits of the Citizen Armed Forces Geographical Units. The amount of Nine Billion One Million Five Hundred Thirty Two Thousand Pesos (₱9,001,532,000) shall be used for the payment of compensation of Citizen Armed Forces Geographical Unit (CAFGU) members and separation benefits, not exceeding one (1) year subsistence allowance in accordance with the IRR of E.O. No. 264, s. 1987 and DND Circular No. 4 dated October 27, 2005.

4. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each company of the Philippine Army may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

DECEMBER 30, 2024	OFFICIAL GAZETTE	1251
DEPARTMENT OF NATIONAL DEFENSE

5. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Army.

6. Rice Subsidy. The amount of Eight Hundred Ninety Three Million Six Hundred Ninety Three Thousand Pesos (₱893,693,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month in the form of financial assistance to the military personnel of the Philippine Army.

7. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Army shall be used exclusively for said purposes.

8. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Army in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Army upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

9. Reporting and Posting Requirements. The Philippine Army shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) Philippine Army’s website.

The Philippine Army shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,726,823,000	₱	1,257,427,000	₱		₱	22,984,250,000
Administration of Personnel Benefits		1,948,108,000						1,948,108,000

Sub-total, General Administration and Support		23,674,931,000		1,257,427,000				24,932,358,000

Operations
LAND FORCES DEFENSE PROGRAM		84,269,885,000		19,006,725,000		10,019,325,000		113,295,935,000

Force-Level Support Services		4,140,808,000		796,210,000		205,503,000		5,142,521,000
Force Development				1,258,074,000				1,258,074,000
Force Sustainment		80,129,077,000		16,952,441,000		9,813,822,000		106,895,340,000

Sub-total, Operations		84,269,885,000		19,006,725,000		10,019,325,000		113,295,935,000

TOTAL NEW APPROPRIATIONS	₱	107,944,816,000	₱	20,264,152,000	₱	10,019,325,000	₱	138,228,293,000

1252	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	378,437

Total Permanent Positions	378,437

Other Compensation Common to All
Personnel Economic Relief Allowance	30,312
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	8,841
Honoraria	106
Mid-Year Bonus - Civilian	31,536
Year End Bonus	31,536
Cash Gift	6,315
Productivity Enhancement Incentive	6,315
Step Increment	946

Total Other Compensation Common to All	116,483

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	35,765
Longevity Pay	4,896
Lump-sum for Filling of Positions - Civilian	22,277

Total Other Compensation for Specific Groups	62,938

Other Benefits
PAG-IBIG Contributions	3,031
PhilHealth Contributions	9,461
Employees Compensation Insurance Premiums	1,516
Terminal Leave	4,310

Total Other Benefits	18,318

Military/Uniformed Personnel
Basic Pay
Base Pay	45,604,655

Total Basic Pay	45,604,655

Other Compensation Common to All
Personnel Economic Relief Allowance	2,723,444
Clothing/Uniform Allowance	4,262,873
Subsistence Allowance	23,341,832
Laundry Allowance	44,540
Quarters Allowance	606,549

DECEMBER 30, 2024	OFFICIAL GAZETTE	1253
DEPARTMENT OF NATIONAL DEFENSE

Longevity Pay	11,791,385
Mid-Year Bonus - Military/Uniformed Personnel	3,800,388
Year-End Bonus	3,800,388
Cash Gift	567,280
Productivity Enhancement Incentive	567,280

Total Other Compensation Common to All	51,505,959

Other Compensation for Specific Groups
Hazardous Duty Pay	1,728,957
Flying Pay	57,608
Hazard Duty Pay	735,195
Combat Duty Pay	3,043,008
Instructor’s Duty Pay	323,933
Reservist’s Pay	484,099
Medal of Valor Award	34,500
Parachutist Pay	622,838
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	793,605

Total Other Compensation for Specific Groups	7,823,743

Other Benefits
Special Group Term Insurance	8,169
PAG-IBIG Contributions	136,148
PhilHealth Contributions	1,025,902
Employees Compensation Insurance Premiums	136,148
Terminal Leave	1,127,916

Total Other Benefits	2,434,283

Total Personnel Services	107,944,816

Maintenance and Other Operating Expenses
Travelling Expenses	382,139
Training and Scholarship Expenses	483,625
Supplies and Materials Expenses	11,496,456
Utility Expenses	908,332
Communication Expenses	181,615
Awards/Rewards and Prizes	1,547
Survey, Research, Exploration and Development Expenses	5,018
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	444,000
Professional Services	143,094
General Services	12,083
Repairs and Maintenance	2,720,655
Financial Assistance/Subsidy	2,598,125
Taxes, Insurance Premiums and Other Fees	64,094
Labor and Wages	76,261
Other Maintenance and Operating Expenses
Advertising Expenses	1,786
Printing and Publication Expenses	15,343
Representation Expenses	585,680

1254	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Transportation and Delivery Expenses	57,881
Rent/Lease Expenses	13,805
Membership Dues and Contributions to Organizations	117
Subscription Expenses	40,131
Other Maintenance and Operating Expenses	32,365

Total Maintenance and Other Operating Expenses	20,264,152

Total Current Operating Expenditures	128,208,968

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	47,347
Buildings and Other Structures	1,949,661
Machinery and Equipment Outlay	5,639,388
Transportation Equipment Outlay	2,382,929

Total Capital Outlays	10,019,325

TOTAL NEW APPROPRIATIONS	138,228,293

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	51,574,221,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	3,997,349,000	₱	676,821,000	₱		₱	4,674,170,000
Operations		15,819,108,000		26,567,157,000		4,243,786,000		46,630,051,000

AIR FORCES DEFENSE PROGRAM		15,819,108,000		26,567,157,000		4,243,786,000		46,630,051,000

Total, Regular Programs		19,816,457,000		27,243,978,000		4,243,786,000		51,304,221,000

B. PROJECTS
Locally-Funded Project(s)						270,000,000		270,000,000

Total, Project(s)						270,000,000		270,000,000

TOTAL NEW APPROPRIATIONS	₱	19,816,457,000	₱	27,243,978,000	₱	4,513,786,000	₱	51,574,221,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Air Force General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

DECEMBER 30, 2024	OFFICIAL GAZETTE	1255
DEPARTMENT OF NATIONAL DEFENSE

Likewise, all revenues derived from the Philippine Air Force Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of Philippine Air Force General Hospital and other Philippine Air Force treatment facilities, subject to the guidelines issued by the DBM and the DND.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The Philippine Air Force shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Air Force and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Air Force’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Air Force shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each Philippine Air Force squadron may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Air Force.

5. Rice Subsidy. The amount of One Hundred Fifty Seven Million Six Hundred Twenty Two Thousand Pesos (₱157,622,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Air Force.

6. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Air Force shall be used exclusively for said purposes.

7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Air Force in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Air Force upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

8. Reporting and Posting Requirements. The Philippine Air Force shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) Philippine Air Force’s website.

The Philippine Air Force shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,224,053,000	₱	676,821,000	₱	₱	2,900,874,000
Administration of Personnel Benefits		1,773,296,000					1,773,296,000

Sub-total, General Administration and Support		3,997,349,000		676,821,000			4,674,170,000

1256	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
AIR FORCES DEFENSE PROGRAM		15,819,108,000		26,567,157,000		4,243,786,000		46,630,051,000

Force-Level Support Services		2,909,795,000		322,977,000				3,232,772,000
Force Development		5,736,237,000		13,823,088,000		1,649,692,000		21,209,017,000
Force Sustainment		7,173,076,000		12,421,092,000		2,594,094,000		22,188,262,000

Sub-total, Operations		15,819,108,000		26,567,157,000		4,243,786,000		46,630,051,000

Total, Regular Programs		19,816,457,000		27,243,978,000		4,243,786,000		51,304,221,000

PROJECTS
Locally-Funded Project(s)
Acquisition of Lots at Bicol International Airport, Daraga, Albay for Strategic and Forward Operating Base of Tactical Operations Group 5 (PAF)						270,000,000		270,000,000

Sub-total, Locally-Funded Project(s)						270,000,000		270,000,000

Total, Project(s)						270,000,000		270,000,000

TOTAL NEW APPROPRIATIONS	₱	19,816,457,000	₱	27,243,978,000	₱	4,513,786,000	₱	51,574,221,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	399,856

Total Permanent Positions	399,856

Other Compensation Common to All
Personnel Economic Relief Allowance	31,800
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	9,275
Mid-Year Bonus - Civilian	33,321
Year End Bonus	33,321
Cash Gift	6,625
Productivity Enhancement Incentive	6,625
Step Increment	1,000

Total Other Compensation Common to All	122,543

DECEMBER 30, 2024	OFFICIAL GAZETTE	1257
DEPARTMENT OF NATIONAL DEFENSE

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	35,832
Longevity Pay	3,908
Lump-sum for Filling of Positions - Civilian	25,704

Total Other Compensation for Specific Groups	65,444

Other Benefits
PAG-IBIG Contributions	3,180
PhilHealth Contributions	9,995
Employees Compensation Insurance Premiums	1,589
Loyalty Award - Civilian	1,064
Terminal Leave	5,455

Total Other Benefits	21,283

Military/Uniformed Personnel
Basic Pay
Base Pay	8,542,138

Total Basic Pay	8,542,138

Other Compensation Common to All
Personnel Economic Relief Allowance	484,992
Clothing/Uniform Allowance	359,301
Subsistence Allowance	2,608,381
Laundry Allowance	8,436
Quarters Allowance	113,251
Longevity Pay	1,784,804
Mid-Year Bonus - Military/Uniformed Personnel	711,845
Year-End Bonus	711,845
Cash Gift	101,040
Productivity Enhancement Incentive	101,040

Total Other Compensation Common to All	6,984,935

Other Compensation for Specific Groups
Hazardous Duty Pay	260,976
Flying Pay	769,125
Hazard Duty Pay	130,948
Hardship Allowance	23,113
Combat Duty Pay	311,364
Instructor’s Duty Pay	69,854
Reservist’s Pay	82,064
Medal of Valor Award	3,000
Specialist’s Pay	2,603
Parachutist Pay	19,952
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,677,517

Total Other Compensation for Specific Groups	3,350,516

1258	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
Special Group Term Insurance	1,455
PAG-IBIG Contributions	48,501
PhilHealth Contributions	190,916
Employees Compensation Insurance Premiums	24,250
Terminal Leave	64,620

Total Other Benefits	329,742

Total Personnel Services	19,816,457

Maintenance and Other Operating Expenses
Travelling Expenses	585,234
Training and Scholarship Expenses	247,647
Supplies and Materials Expenses	8,144,608
Utility Expenses	519,747
Communication Expenses	63,208
Awards/Rewards and Prizes	1,745
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	17,000
Professional Services	22,631
General Services	4,785
Repairs and Maintenance	16,614,053
Financial Assistance/Subsidy	157,622
Taxes, Insurance Premiums and Other Fees	28,296
Other Maintenance and Operating Expenses
Advertising Expenses	2,556
Printing and Publication Expenses	3,370
Representation Expenses	344,976
Transportation and Delivery Expenses	11,010
Rent/Lease Expenses	23,820
Membership Dues and Contributions to Organizations	87
Subscription Expenses	449,983
Donations	1,600

Total Maintenance and Other Operating Expenses	27,243,978

Total Current Operating Expenditures	47,060,435

Capital Outlays
Property, Plant and Equipment Outlay Land Outlay	270,000
Buildings and Other Structures	979,569
Machinery and Equipment Outlay	1,248,997
Transportation Equipment Outlay	2,015,220

Total Capital Outlays	4,513,786

TOTAL NEW APPROPRIATIONS	51,574,221

G.3. PHILIPPINE NAVY (NAVAL FORCES)

For general administration and support, and operations, as indicated hereunder	₱	51,034,628,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1259
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	4,073,689,000	₱	539,931,000	₱		₱	4,613,620,000
Operations		21,282,373,000		17,322,465,000		7,816,170,000		46,421,008,000

NAVAL FORCES DEFENSE PROGRAM		21,282,373,000		17,322,465,000		7,816,170,000		46,421,008,000

TOTAL NEW APPROPRIATIONS	₱	25,356,062,000	₱	17,862,396,000	₱	7,816,170,000	₱	51,034,628,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Navy hospitals shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Philippine Navy Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of Philippine Navy hospitals and other Philippine Navy treatment facilities, subject to the guidelines issued by the DBM and the DND.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The Philippine Navy shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Flag-Officer-In-Command of the Philippine Navy and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Navy’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Navy shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each company or its equivalent in the Philippine Navy may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Navy.

5. Rice Subsidy. The amount of Two Hundred Twelve Million Seven Hundred Six Thousand Pesos (₱212,706,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Navy.

6. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Navy shall be used exclusively for said purposes.

7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Navy in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Navy upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

1260	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

8. Reporting and Posting Requirements. The Philippine Navy shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) Philippine Navy’s website.

The Philippine Navy shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,418,561,000	₱	539,931,000	₱		₱	2,958,492,000

National Capital Region (NCR)		2,418,561,000		539,931,000				2,958,492,000

Philippine Navy		2,418,561,000		539,931,000				2,958,492,000
Administration of Personnel Benefits		1,655,128,000						1,655,128,000

National Capital Region (NCR)		1,655,128,000						1,655,128,000
Philippine Marine Corps		62,421,000						62,421,000
Philippine Navy		1,592,707,000						1,592,707,000

Sub-total, General Administration and Support		4,073,689,000		539,931,000				4,613,620,000

Operations
NAVAL FORCES DEFENSE PROGRAM		21,282,373,000		17,322,465,000		7,816,170,000		46,421,008,000

Force-Level Support Services		7,135,287,000		5,336,434,000		3,813,853,000		16,285,574,000

National Capital Region (NCR)		7,135,287,000		5,336,434,000		3,813,853,000		16,285,574,000

Philippine Navy		7,135,287,000		5,336,434,000		3,813,853,000		16,285,574,000
Force Development		13,412,129,000		10,094,135,000		3,842,445,000		27,348,709,000

National Capital Region (NCR)		13,412,129,000		10,094,135,000		3,842,445,000		27,348,709,000

Philippine Marine Corps		8,245,585,000		2,083,110,000		2,290,129,000		12,618,824,000
Philippine Navy		5,166,544,000		8,011,025,000		1,552,316,000		14,729,885,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1261
DEPARTMENT OF NATIONAL DEFENSE

Force Sustainment		734,957,000		1,891,896,000		159,872,000		2,786,725,000

National Capital Region (NCR)		734,957,000		1,891,896,000		159,872,000		2,786,725,000

Philippine Navy		734,957,000		1,891,896,000		159,872,000		2,786,725,000

Sub-total, Operations		21,282,373,000		17,322,465,000		7,816,170,000		46,421,008,000

TOTAL NEW APPROPRIATIONS	₱	25,356,062,000	₱	17,862,396,000	₱	7,816,170,000	₱	51,034,628,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	351,097

Total Permanent Positions	351,097

Other Compensation Common to All
Personnel Economic Relief Allowance	27,432
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	8,001
Mid-Year Bonus - Civilian	29,258
Year End Bonus	29,258
Cash Gift	5,715
Productivity Enhancement Incentive	5,715
Step Increment	878

Total Other Compensation Common to All	106,833

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	18,263
Longevity Pay	4,229
Lump-sum for Filling of Positions - Civilian	9,829

Total Other Compensation for Specific Groups	32,321

Other Benefits
PAG-IBIG Contributions	2,743
PhilHealth Contributions	8,778
Employees Compensation Insurance Premiums	1,371
Loyalty Award - Civilian	2,890
Terminal Leave	6,584

Total Other Benefits	22,366

1262	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Military/Uniformed Personnel
Basic Pay
Base Pay	10,968,741
Creation of New Positions	718,615

Total Basic Pay	11,687,356

Other Compensation Common to All
Personnel Economic Relief Allowance	640,320
Clothing/Uniform Allowance	280,772
Subsistence Allowance	3,415,769
Laundry Allowance	15,796
Quarters Allowance	141,718
Longevity Pay	2,657,275
Mid-Year Bonus - Military/Uniformed Personnel	914,064
Year-End Bonus	914,064
Cash Gift	133,400
Productivity Enhancement Incentive	133,400

Total Other Compensation Common to All	9,246,578

Other Compensation for Specific Groups
Hazardous Duty Pay	711,801
Flying Pay	157,368
Overseas Allowance	15,964
Sea Duty Pay	633,725
Hazard Duty Pay	176,709
Hardship Allowance	302,041
Combat Duty Pay	408,708
Instructor’s Duty Pay	107,299
Reservist’s Pay	52,287
Medal of Valor Award	12,000
Specialist’s Pay	305
Parachutist Pay	38,979
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	714,247

Total Other Compensation for Specific Groups	3,331,433

Other Benefits
Special Group Term Insurance	1,921
PAG-IBIG Contributions	64,033
PhilHealth Contributions	274,255
Employees Compensation Insurance Premiums	32,016
Terminal Leave	205,853

Total Other Benefits	578,078

Total Personnel Services	25,356,062

Maintenance and Other Operating Expenses
Travelling Expenses	294,990
Training and Scholarship Expenses	411,298

DECEMBER 30, 2024	OFFICIAL GAZETTE	1263
DEPARTMENT OF NATIONAL DEFENSE

Supplies and Materials Expenses	8,338,366
Utility Expenses	923,559
Communication Expenses	289,403
Awards/Rewards and Prizes	2,691
Survey, Research, Exploration and Development Expenses	895
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	39,749
Professional Services	59,853
General Services	382,937
Repairs and Maintenance	4,531,724
Financial Assistance/Subsidy	229,986
Taxes, Insurance Premiums and Other Fees	77,994
Other Maintenance and Operating Expenses
Advertising Expenses	144
Printing and Publication Expenses	17,248
Representation Expenses	494,048
Transportation and Delivery Expenses	1,576
Rent/Lease Expenses	1,033,075
Subscription Expenses	139,994
Other Maintenance and Operating Expenses	592,866

Total Maintenance and Other Operating Expenses	17,862,396

Total Current Operating Expenditures	43,218,458

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	75,677
Infrastructure Outlay	688,632
Buildings and Other Structures	743,848
Machinery and Equipment Outlay	5,332,638
Transportation Equipment Outlay	974,846
Furniture, Fixtures and Books Outlay	529

Total Capital Outlays	7,816,170

TOTAL NEW APPROPRIATIONS	51,034,628

G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)

For general administration and support, and operations, as indicated hereunder	₱	19,401,679,000

1264	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	5,263,086,000	₱	672,031,000	₱		₱	5,935,117,000
Operations		2,824,536,000		7,492,581,000		3,149,445,000		13,466,562,000

JOINT FORCE PLANNING PROGRAM		309,167,000		549,873,000				859,040,000
JOINT FORCE OPERATIONS PROGRAM		624,200,000		4,709,925,000		2,367,127,000		7,701,252,000
JOINT FORCE CAPABILITY PROGRAM		1,891,169,000		2,232,783,000		782,318,000		4,906,270,000

TOTAL NEW APPROPRIATIONS	₱	8,087,622,000	₱	8,164,612,000	₱	3,149,445,000	₱	19,401,679,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the AFP Medical Center shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Camp Aguinaldo Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of the AFP Medical Center and other General Headquarters treatment facilities, subject to the guidelines issued by the DBM and the DND.

In no case shall said income be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The General Headquarters of the AFP shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The AFP Chief of Staff and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the AFP’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the AFP shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said fees and charges shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Trust Receipts from Firearms License Fees. Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated military personnel in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to DBM-DILG J.M.C. No. 2024-01 dated May 10, 2024, and such other guidelines to be issued for the purpose.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

4. Trust Receipts for the United Nations Peacekeeping Operations. The funds provided by the United Nations for the peacekeeping operations shall be used to cover the allowance, uniform, gear and equipment, weaponry and training ammunition, pre-deployment expenses, and maintenance of the Peacekeeping Training Center subject to the condition that said funds shall first be used to reimburse any advances made by the National Government to fund the foregoing requirements. Said funds shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

5. Intelligence and Confidential Funds. No appropriations authorized under the AFP as intelligence fund shall be released or disbursed for intelligence activities, including amounts sourced from savings, unless approved by the President of the Philippines.

The use of savings to augment intelligence funds is subject to prior approval of the President of the Philippines, upon joint recommendation by the Secretary of National Defense and the Secretary of Budget and Management.

Confidential funds authorized under the AFP shall be released or disbursed only upon approval of the Secretary of National Defense.

Implementation of this provision shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued by agencies concerned.

6. Bilateral Engagements. The amounts appropriated for bilateral engagements shall be administered by the General Headquarters of the AFP. Any materiel, supplies, equipment, facilities and other property received by the General Headquarters in connection with the activities undertaken pursuant to said bilateral engagements shall be booked-up as government property.

7. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each company or its equivalent in the General Headquarters of the AFP may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

8. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the General Headquarters of the AFP shall be used exclusively for said purposes.

9. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the General Headquarters of the AFP.

DECEMBER 30, 2024	OFFICIAL GAZETTE	1265
DEPARTMENT OF NATIONAL DEFENSE

10. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the General Headquarters of the AFP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the AFP upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

11. Rice Subsidy. The amount of Twenty Three Million Eight Hundred Thirteen Thousand Pesos (₱23,813,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the General Headquarters of the AFP.

12. Reporting and Posting Requirements. The AFP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) AFP’s website.

The AFP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

13. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,489,809,000	₱	672,031,000	₱	₱	3,161,840,000

National Capital Region (NCR)		2,489,809,000		672,031,000			3,161,840,000

General Headquarters - Proper		2,489,809,000		672,031,000			3,161,840,000
Administration of Personnel Benefits		2,773,277,000					2,773,277,000

National Capital Region (NCR)		2,585,535,000					2,585,535,000

Armed Forces of the Philippines
Medical Center		138,306,000					138,306,000
General Headquarters - Proper		2,435,951,000					2,435,951,000
Presidential Security Command		11,278,000					11,278,000
Cordillerra Administrative Region (CAR)		187,742,000					187,742,000

Philippine Military Academy		187,742,000					187,742,000

Sub-total, General Administration and Support		5,263,086,000		672,031,000			5,935,117,000

Operations
JOINT FORCE PLANNING PROGRAM		309,167,000		549,873,000			859,040,000

Military Policy and Strategic Formulation		309,167,000		549,873,000			859,040,000

National Capital Region (NCR)		309,167,000		549,873,000			859,040,000

General Headquarters - Proper		309,167,000		549,873,000			859,040,000

1266	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

JOINT FORCE OPERATIONS PROGRAM	624,200,000	4,709,925,000	2,367,127,000	7,701,252,000

JOINT FORCE OPERATIONS SUB-PROGRAM		889,489,000	381,214,000	1,270,703,000

Joint Force Combatant Command		651,665,000	381,214,000	1,032,879,000

National Capital Region (NCR)		651,665,000	381,214,000	1,032,879,000

General Headquarters - Proper		651,665,000	381,214,000	1,032,879,000
Multinational/Foreign Engagements and Peace Support Operations		237,824,000		237,824,000

National Capital Region (NCR)		237,824,000		237,824,000

General Headquarters - Proper		237,824,000		237,824,000
JOINT FORCE SUPPORT OPERATIONS SUB-PROGRAM	624,200,000	3,820,436,000	1,985,913,000	6,430,549,000

Presidential Security and Protection (Presidential Security Command)	172,550,000	739,818,000	278,172,000	1,190,540,000

National Capital Region (NCR)	172,550,000	739,818,000	278,172,000	1,190,540,000

Presidential Security Command	172,550,000	739,818,000	278,172,000	1,190,540,000
Joint Force Support Command	451,650,000	3,080,618,000	1,707,741,000	5,240,009,000

National Capital Region (NCR)	451,650,000	3,080,618,000	1,707,741,000	5,240,009,000

General Headquarters - Proper	451,650,000	3,080,618,000	1,707,741,000	5,240,009,000
JOINT FORCE CAPABILITY PROGRAM	1,891,169,000	2,232,783,000	782,318,000	4,906,270,000

JOINT FORCE SERVICE SUPPORT OPERATIONS SUB-PROGRAM	41,229,000	466,346,000		507,575,000

Joint Force Support Units	39,063,000	104,189,000		143,252,000

National Capital Region (NCR)	39,063,000	104,189,000		143,252,000

General Headquarters - Proper	39,063,000	104,189,000		143,252,000
Reserve Force Development	2,166,000	94,942,000		97,108,000

National Capital Region (NCR)	2,166,000	94,942,000		97,108,000

General Headquarters - Proper	2,166,000	94,942,000		97,108,000
Ordnance Build-up/Strategic Lift and Mobility		267,215,000		267,215,000

National Capital Region (NCR)		267,215,000		267,215,000

General Headquarters - Proper		267,215,000		267,215,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1267
DEPARTMENT OF NATIONAL DEFENSE

MILITARY MEDICAL AND TRAINING SUPPORT SUB-PROGRAM		1,849,940,000		1,766,437,000		782,318,000		4,398,695,000

Tertiary Health Care (AFP Medical Center)		742,200,000		1,361,370,000		685,845,000		2,789,415,000

National Capital Region (NCR)		742,200,000		1,361,370,000		685,845,000		2,789,415,000

Armed Forces of the Philippines Medical Center		742,200,000		1,361,370,000		685,845,000		2,789,415,000
Post-Commission Training Program		4,154,000		35,156,000				39,310,000

National Capital Region (NCR)		4,154,000		35,156,000				39,310,000

General Headquarters - Proper		4,154,000		35,156,000				39,310,000
Pre-Commission Officer Training (Philippine Military Academy)		1,103,586,000		369,911,000		96,473,000		1,569,970,000

Cordillera Administrative Region (CAR)		1,103,586,000		369,911,000		96,473,000		1,569,970,000

Philippine Military Academy		1,103,586,000		369,911,000		96,473,000		1,569,970,000

Sub-total, Operations		2,824,536,000		7,492,581,000		3,149,445,000		13,466,562,000

TOTAL NEW APPROPRIATIONS	₱	8,087,622,000	₱	8,164,612,000	₱	3,149,445,000	₱	19,401,679,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	937,736

Total Permanent Positions	937,736

Other Compensation Common to All
Personnel Economic Relief Allowance	70,032
Representation Allowance	648
Transportation Allowance	648
Clothing and Uniform Allowance	20,426
Mid-Year Bonus - Civilian	78,143
Year End Bonus	78,143
Cash Gift	14,590
Productivity Enhancement Incentive	14,590
Step Increment	2,343

Total Other Compensation Common to All	279,563

1268	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	93,812
Lump-sum for Filling of Positions - Civilian	141,102
Anniversary Bonus - Civilian	6,330

Total Other Compensation for Specific Groups	241,244

Other Benefits
PAG-IBIG Contributions	7,003
PhilHealth Contributions	23,430
Employees Compensation Insurance Premiums	3,503
Loyalty Award - Civilian	4,120
Terminal Leave	39,299

Total Other Benefits	77,355

Non-Permanent Position	13,175

Military/Uniformed Personnel
Basic Pay
Base Pay	1,901,505

Total Basic Pay	1,901,505

Other Compensation Common to All
Personnel Economic Relief Allowance	75,480
Clothing/Uniform Allowance	83,161
Subsistence Allowance	458,034
Laundry Allowance	2,264
Quarters Allowance	13,817
Longevity Pay	423,947
Mid-Year Bonus - Military/Uniformed Personnel	158,459
Year-End Bonus	158,459
Cash Gift	15,725
Productivity Enhancement Incentive	15,725

Total Other Compensation Common to All	1,405,071

Other Compensation for Specific Groups
Hazardous Duty Pay	27,518
Special Duty Allowance	78,612
Overseas Allowance	345,672
Combat Incentive Pay	10,000
Hazard Duty Pay	19,822
Combat Duty Pay	3,420
Incentive Pay	57,593
Instructor’s Duty Pay	39,437
Lump-sum for Filling of Positions-Military/Uniformed Personnel (MUP)	399,581
Anniversary Bonus - Military/Uniformed Personnel	4,323

Total Other Compensation for Specific Groups	985,978

DECEMBER 30, 2024	OFFICIAL GAZETTE	1269
DEPARTMENT OF NATIONAL DEFENSE

Other Benefits
Special Group Term Insurance	225
PAG-IBIG Contributions	5,918
PhilHealth Contributions	42,783
Employees Compensation Insurance Premiums	3,774
Retirement Gratuity	2,118,714
Terminal Leave	74,581

Total Other Benefits	2,245,995

Total Personnel Services	8,087,622

Maintenance and Other Operating Expenses
Travelling Expenses	367,315
Training and Scholarship Expenses	311,116
Supplies and Materials Expenses	2,831,474
Utility Expenses	1,003,268
Communication Expenses	164,512
Awards/Rewards and Prizes	80
Survey, Research, Exploration and Development Expenses	15,700
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	1,200,649
Professional Services	156,715
General Services	141,435
Repairs and Maintenance	918,123
Financial Assistance/Subsidy	23,813
Taxes, Insurance Premiums and Other Fees	40,388
Labor and Wages	27,887
Other Maintenance and Operating Expenses
Advertising Expenses	2,025
Printing and Publication Expenses	18,032
Representation Expenses	654,045
Transportation and Delivery Expenses	12,828
Rent/Lease Expenses	60,740
Membership Dues and Contributions to Organizations	856
Subscription Expenses	141,685
Bank Transaction Fee	19
Other Maintenance and Operating Expenses	71,907

Total Maintenance and Other Operating Expenses	8,164,612

Total Current Operating Expenditures	16,252,234

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	102,849
Buildings and Other Structures	1,221,656
Machinery and Equipment Outlay	1,535,121
Transportation Equipment Outlay	284,569
Other Property Plant and Equipment Outlay	5,250

Total Capital Outlays	3,149,445

TOTAL NEW APPROPRIATIONS	19,401,679

1270	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

DEPARTMENT OF NATIONAL DEFENSE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY - PROPER	₱	211,464,000	₱	793,400,000	₱	1,234,341,000	₱	2,239,205,000
B. GOVERNMENT ARSENAL		334,124,000		1,537,727,000		693,148,000		2,564,999,000
C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES		50,223,000		130,666,000		150,400,000		331,289,000
D. OFFICE OF CIVIL DEFENSE		373,095,000		1,236,649,000		908,684,000		2,518,428,000
E. PHILIPPINE VETERANS AFFAIRS OFFICE - PROPER		161,829,000		665,818,000		309,181,000		1,136,828,000
F. VETERANS MEMORIAL MEDICAL CENTER		1,215,644,000		1,493,501,000		185,356,000		2,894,501,000
G. ARMED FORCES OF THE PHILIPPINES		161,204,957,000		73,535,138,000		25,498,726,000		260,238,821,000

G.1. PHILIPPINE ARMY (LAND FORCES)		107,944,816,000		20,264,152,000		10,019,325,000		138,228,293,000
G.2. PHILIPPINE AIR FORCE (AIR FORCES)		19,816,457,000		27,243,978,000		4,513,786,000		51,574,221,000
G.3. PHILIPPINE NAVY (NAVAL FORCES)		25,356,062,000		17,862,396,000		7,816,170,000		51,034,628,000
G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)		8,087,622,000		8,164,612,000		3,149,445,000		19,401,679,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF NATIONAL DEFENSE	₱	163,551,336,000	₱	79,392,899,000	₱	28,979,836,000	₱	271,924,071,000